UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07589

THE HARTFORD MUTUAL FUNDS, INC.
(Exact name of registrant as specified in charter)

P. O. Box 2999, Hartford, Connecticut 06104-2999
(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire
Life Law Unit
The Hartford Financial Services Group, Inc.
200 Hopmeadow Street
Simsbury, Connecticut 06089
(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (860) 843-9934

Date of fiscal year end: October 31, 2010

Date of reporting period: November 1, 2009 – October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Advisers Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Advisers Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Advisers Fund inception 07/22/1996
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview(1) 10/31/00 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Advisers Fund Blended Index is a blended index comprised of the following indices: S&P 500 Index (60%), Barclays Capital U.S. Government/Credit Bond Index (35%) and 90 day Treasury Bill Index (5%).

Barclays Capital Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgage-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth  more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense  waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	10
	Year	Year	Year
Advisers A#	13.64%	2.84%	1.55%
Advisers A##	7.39%	1.69%	0.98%
Advisers B#	12.72%	1.99%	NA*
Advisers B##	7.72%	1.64%	NA*
Advisers C#	12.89%	2.09%	0.86%
Advisers C##	11.89%	2.09%	0.86%
Advisers R3#	13.38%	2.75%	1.75%
Advisers R4#	13.72%	2.98%	1.86%
Advisers R5#	14.06%	3.22%	1.98%
Advisers Y#	14.14%	3.30%	2.02%
Advisers Fund Blended Index	13.32%	3.74%	2.82%
Barclays Capital
Government/Credit Bond Index	8.48%	6.33%	6.45%
S&P 500 Index	16.54%	1.74%	-0.01%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(4)
Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Portfolio Managers
Steven T. Irons, CFA	John C. Keogh	Peter I. Higgins, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Advisers Fund returned 13.64%, before sales charge, for the twelve-month period ended October 31, 2010, outperforming the Fund’s custom benchmark (60% S&P 500 Index, 35% Barclays Capital Government/Credit Bond Index, and 5% Treasury Bills), which returned 13.32% as well as the Barclays Capital Government/Credit Bond Index, which returned 8.84% for the same period. The Fund underperformed the S&P 500 Index, which returned

2

16.54% as well as the 14.68% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that each holds between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

Equity markets were volatile during the period due to significant macroeconomic concerns, which included the European sovereign debt crisis and fears of a double-dip recession in the U.S. Investors regained some confidence in the second quarter of 2010 as many of these headwinds abated and discussions of further quantitative easing by the U.S. Federal Reserve Bank (Fed) heightened. Equity markets as measured by the S&P 500 Index returned 16.54% during the period. Consumer Discretionary (+33%), Industrials (+29%), and Telecommunication Services (+25%) posted the largest gains while Financials (+5%), Energy (+7%), and Health Care (+13%) gained the least.

The bond market, as measured by the Barclays Capital Government/Credit Bond Index, returned 8.48% during the period. All risk segments of the fixed income market outperformed duration-equivalent Treasuries for the period.

The Fund has three primary levers to generate investment performance: (i) equity investments, (ii) fixed income investments, and (iii) asset allocation among stocks, bonds, and cash. During the period, the equity and fixed income portions of the Fund both outperformed their respective benchmarks. Asset allocation also contributed positively to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) results as the Fund was generally overweight (i.e. the Fund’s sector position was greater than the benchmark position) in equities relative to it’s benchmark.

The Fund’s equity outperformance versus the benchmark was driven in part by security selection, which was strongest in Industrials, Financials, and Energy. This was partially offset by weaker selection in Consumer Staples, Information Technology, and Consumer Discretionary. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) security selection, also contributed positively to relative performance due to overweight exposures to Industrials and Consumer Discretionary.

Top contributors to relative performance of the equity portion of the Fund during the period were Delta (Industrials), Comcast (Consumer Discretionary), Buck Holdings (Consumer Discretionary). Shares of Delta, the largest U.S. airline, rose amid a strong rebound in leisure demand coupled with early signs of recovery in corporate travel. Comcast, a cable TV, internet, and telephone service provider, announced deal terms for the purchase of a stake in NBC Universal, driving shares higher. Shares of Buck Holdings rose as the company executed a successful initial public offering of Dollar General. Since going private, Dollar General has meaningfully improved its business, deleveraged, and accelerated store growth. The Fund’s holdings in Apple (Information Technology) contributed positively to the Fund’s returns on an absolute basis.

Stocks that detracted the most from relative returns in the equity portion of the Fund during the period were Shionogi (Health Care), Western Union (Information Technology), and Oracle (Information Technology). Shionogi’s profit suffered during the period due to litigation surrounding its largest product, cholesterol drug Crestor, driving its stock price downward. Generic drug companies have challenged the validity of Crestor’s patents in the U.S., where the drug is marketed by AstraZeneca. Shares of Western Union, a money transfer company, lagged slightly and overweight position detracted from relative returns. Not owning Oracle, a software services company, detracted from relative returns as the stock price climbed higher thanks to better-than-expected quarterly results. Our holdings of Research In Motion (Information Technology), Microsoft (Information Technology), and Zimmer (Health Care) also detracted from absolute returns.

The fixed income portion of the Fund outperformed its benchmark during the period. The Fund’s overweight to and security selection within the Investment Grade corporate bond sector were the primary drivers of the outperformance. Allocations to agency mortgage-backed securities (MBS) and consumer asset-backed securities (ABS) were also additive, while yield curve positioning detracted. Corporate bonds posted strong performance for the period as corporate earnings surprised to the upside and demand for corporate bonds remained strong. The Corporate Bond sector experienced large inflows as investors sought higher-yielding alternatives to low cash rates. Improvements in the economic outlook, capital market performance broadly, and improved liquidity benefited issuers within the Financial sector, in particular U.S. Insurance companies and Real Estate Investment Trusts. The Fund’s overweight to the debt of financial issuers and to the corporate bond sector overall were both positive contributors to performance relative to its benchmark. Allocations to agency pass-throughs and credit card ABS also positively impacted performance. The agency MBS sector continued to benefit from the support of the Federal Reserve Bank’s purchase program, where purchases exceeded supply driving valuations higher. Consumer ABS, including credit card deals, were buoyed by improving economic conditions. Limited supply and positive developments in consumer fundamentals also supported the sector.

What is the outlook?

The confluence of quantitative easing, through which the government attempts to lower interest rates by buying bonds on the open market, and a general worry among investors about slowing macroeconomic growth prospects, has brought U.S. bond yields down to strikingly low levels. With the five-year Treasury yielding just over one percent, it would suggest that the bond market believes other asset classes must offer a material risk of declining in price over the next five years to make a near-zero rate attractive.

Within the equity portion of the Fund we continue to focus our efforts on stock-by-stock fundamental research in an attempt to construct a diversified large-cap core portfolio. We look for companies that exhibit prospects for growth, strong returns on invested capital and equity, better capital management, margin expansion, and that benefit from industry consolidation. At the end of the period, our bottom-up investment approach resulted in overweight exposures in Health Care, Consumer Discretionary, Financials, and Information Technology. The largest underweights (i.e. the Fund’s sector position was less than the benchmark position) of the equity portion of the Fund compared to the S&P 500 were in Utilities, Telecommunication Services, and Consumer Staples.

We believe fixed income volatility in the current environment is likely to remain elevated for the foreseeable future. We believe that the Fed will keep the policy rate low longer than market expectations and that inflation

3

pressures will continue to be subdued. Treasury yields are likely to remain range bound in this scenario and, as a result, within the fixed income sleeve we are tactically managing the Fund’s duration around neutral. Overall we maintain a constructive view on risk assets amid an improving economic backdrop and attractive valuations.

In the fixed income portion of the Fund we ended the period with an underweight to the government sector, as we believe that there are more compelling opportunities in other sectors. Within the credit sector, valuations are attractive. Corporate earnings are improving and demand for the sector remains strong. We maintained our overweight posture to the sector at the end of the period, favoring financial and BBB-rated issuers. Agency pass-through spreads over Treasuries are narrow; however we continue to find value in select higher coupon pass-throughs given our benign outlook for prepayment risk. Lastly, we believe that fundamentals for consumer ABS are stabilizing and hold exposure to the senior tranches of select credit card-backed deals.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding portfolio weights in stocks, bonds, and cash. As of October 31, 2010, the Fund’s equity exposure was at 68% compared to 60% in its benchmark and at the upper end of the Fund’s 50-70% range.

Diversification by Security Type
as of October 31, 2010
Category	Percentage of Net Assets
Equity Securities
Common Stocks	67.5%
Exchange Traded Funds	0.7
Warrants	0.0
Total	68.2%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.5%
Corporate Bonds: Investment Grade	11.6
Corporate Bonds: Non-Investment Grade	0.1
Municipal Bonds	1.1
U.S. Government Agencies	1.5
U.S. Government Securities	12.5
Total	27.3%
Short-Term Investments	4.9%
Other Assets and Liabilities	(0.4)
Total	100.0%

Diversification by Industry
as of October 31, 2010
Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	1.8%
Banks (Financials)	3.2
Capital Goods (Industrials)	4.9
Consumer Durables & Apparel (Consumer Discretionary)	0.5
Consumer Services (Consumer Discretionary)	0.0
Diversified Financials (Financials)	6.5
Energy (Energy)	6.7
Food & Staples Retailing (Consumer Staples)	2.1
Food, Beverage & Tobacco (Consumer Staples)	3.5
Health Care Equipment & Services (Health Care)	2.8
Household & Personal Products (Consumer Staples)	0.7
Insurance (Financials)	1.7
Materials (Materials)	2.3
Media (Consumer Discretionary)	1.6
Other Investment Pools and Funds (Financials)	0.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.9
Retailing (Consumer Discretionary)	4.2
Semiconductors & Semiconductor Equipment (Information Technology)	2.3
Software & Services (Information Technology)	6.5
Technology Hardware & Equipment (Information Technology)	5.3
Telecommunication Services (Services)	0.7
Transportation (Industrials)	1.9
Utilities (Utilities)	0.4
Total	68.2%

Fixed Income Securities
Air Transportation (Transportation)	0.3%
Arts, Entertainment and Recreation (Services)	0.3
Beverage and Tobacco Product Manufacturing (Consumer Staples)	0.1
Computer and Electronic Product Manufacturing (Technology)	0.1
Electrical Equipment, Appliance Manufacturing (Technology)	0.2
Finance and Insurance (Finance)	6.9
Food Manufacturing (Consumer Staples)	0.1
General Obligations (General Obligations)	0.4
Health Care and Social Assistance (Health Care)	0.7
Higher Education (Univ., Dorms, etc.) (Higher Education (Univ., Dorms, etc.))	0.2
Housing (HFA’S, etc.) (Housing (HFA’S, etc.))	0.0
Information (Technology)	0.9
Motor Vehicle & Parts Manufacturing (Consumer Cyclical)	0.3
Petroleum and Coal Products Manufacturing (Energy)	0.4
Pipeline Transportation (Utilities)	0.2
Real Estate and Rental and Leasing (Finance)	0.3
Retail Trade (Consumer Cyclical)	0.2
Soap, Cleaning Compound and Toilet Manufacturing (Consumer Staples)	0.4
Tax Allocation (Tax Allocation)	0.1
Transportation (Transportation)	0.3
U.S. Government Agencies (U.S. Government Agencies)	1.5
U.S. Government Securities (U.S. Government Securities)	12.5
Utilities (Utilities)	0.8
Utilities - Water and Sewer (Utilities - Water and Sewer)	0.1
Total	27.3%
Short-Term Investments	4.9%
Other Assets and Liabilities	(0.4)
Total	100.0%

4

The Hartford Advisers Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 67.5%
	Automobiles & Components - 1.8%
348	Ford Motor Co. ●	$4,910
165	Harley-Davidson, Inc.	5,050
89	Johnson Controls, Inc.	3,119
		13,079
	Banks - 3.2%
114	Banco Santander Brasil S.A.	1,645
128	BB&T Corp.	2,985
496	Mitsubishi UFJ Financial Group, Inc.	2,301
67	PNC Financial Services Group, Inc.	3,592
461	Wells Fargo & Co.	12,012
		22,535
	Capital Goods - 4.9%
59	3M Co.	4,994
51	European Aeronautic Defence and Space Co. N.V.	1,345
324	General Electric Co.	5,194
157	Ingersoll-Rand plc	6,172
180	Masco Corp.	1,921
122	PACCAR, Inc.	6,274
51	Rockwell Collins, Inc.	3,056
7	Siemens AG ADR	789
221	Textron, Inc.	4,595
		34,340
	Consumer Durables & Apparel - 0.5%
56	Stanley Black & Decker, Inc.	3,464

	Consumer Services - 0.0%
5	DeVry, Inc.	225

	Diversified Financials - 6.5%
55	Ameriprise Financial, Inc.	2,817
210	Bank of America Corp.	2,407
300	Citigroup, Inc. ●	1,252
144	Discover Financial Services, Inc.	2,539
50	Goldman Sachs Group, Inc.	8,048
231	Invesco Ltd.	5,306
292	JP Morgan Chase & Co.	10,992
132	SEI Investments Co.	2,933
61	T. Rowe Price Group, Inc.	3,371
314	UBS AG ADR	5,336
		45,001
	Energy - 6.7%
85	Anadarko Petroleum Corp.	5,252
67	Baker Hughes, Inc.	3,086
43	BG Group plc	836
120	Chevron Corp.	9,905
242	Exxon Mobil Corp.	16,066
65	Occidental Petroleum Corp.	5,072
94	Southwestern Energy Co. ●	3,182
51	Suncor Energy, Inc.	1,634
52	Ultra Petroleum Corp. ●	2,127
		47,160
	Food & Staples Retailing - 2.1%
191	CVS/Caremark Corp.	5,750
151	Kroger Co.	3,313
190	Sysco Corp.	5,606
		14,669
	Food, Beverage & Tobacco - 3.5%
22	Fomento Economico Mexicano S.A.B. De C.V. ADR	1,219
160	General Mills, Inc.	6,014
246	Kraft Foods, Inc.	7,938
138	PepsiCo, Inc.	9,011
		24,182
	Health Care Equipment & Services - 2.8%
382	Boston Scientific Corp. ●	2,437
171	Medtronic, Inc.	6,010
69	St. Jude Medical, Inc. ●	2,647
155	UnitedHealth Group, Inc.	5,599
61	Zimmer Holdings, Inc. ●	2,884
		19,577
	Household & Personal Products - 0.7%
75	Procter & Gamble Co.	4,736

	Insurance - 1.7%
41	ACE Ltd.	2,451
154	Marsh & McLennan Cos., Inc.	3,839
112	Principal Financial Group, Inc.	2,998
118	Unum Group	2,654
		11,942
	Materials - 2.3%
24	CF Industries Holdings, Inc.	2,965
144	Monsanto Co.	8,527
33	Mosaic Co.	2,385
16	Potash Corp. of Saskatchewan, Inc.	2,307
		16,184
	Media - 1.6%
542	Comcast Corp. Class A	11,158

	Pharmaceuticals, Biotechnology & Life Sciences - 7.9%
67	Amgen, Inc. ●	3,849
62	Celgene Corp. ●	3,867
230	Daiichi Sankyo Co., Ltd.	4,864
20	Forest Laboratories, Inc. ●	664
39	Gilead Sciences, Inc. ●	1,539
68	Johnson & Johnson	4,323
59	Life Technologies Corp. ●	2,971
203	Merck & Co., Inc.	7,358
529	Pfizer, Inc.	9,208
25	Roche Holding AG	3,706
212	Shionogi & Co., Ltd.	3,693
162	UCB S.A.	6,273
84	Vertex Pharmaceuticals, Inc. ●	3,201
		55,516
	Retailing - 4.2%
2,225	Buck Holdings L.P. ⌂●†	5,129
101	Home Depot, Inc.	3,125
118	Kohl’s Corp. ●	6,031
344	Lowe’s Co., Inc.	7,329
125	Nordstrom, Inc.	4,806
124	Staples, Inc.	2,536
		28,956
	Semiconductors & Semiconductor Equipment - 2.3%
41	Altera Corp.	1,267
94	Analog Devices, Inc.	3,148
76	Broadcom Corp. Class A	3,084
61	Intel Corp.	1,216

The accompanying notes are an integral part of these financial statements.

5

The Hartford Advisers Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 67.5% - (continued)
	Semiconductors & Semiconductor Equipment - 2.3% - (continued)
224	Maxim Integrated Products, Inc.	$4,843
208	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,272
		15,830
	Software & Services - 6.5%
127	Accenture plc	5,687
137	Automatic Data Processing, Inc.	6,081
96	Check Point Software Technologies Ltd. ADR ●	4,087
138	eBay, Inc. ●	4,108
16	Google, Inc. ●	9,562
95	Lender Processing Services	2,740
187	Microsoft Corp.	4,982
427	Western Union Co.	7,510
		44,757
	Technology Hardware & Equipment - 5.3%
40	Apple, Inc. ●	12,155
437	Cisco Systems, Inc. ●	9,967
54	Corning, Inc.	982
151	EMC Corp. ●	3,171
250	Qualcomm, Inc.	11,269
		37,544
	Telecommunication Services - 0.7%
181	Vodafone Group plc ADR	4,971

	Transportation - 1.9%
27	FedEx Corp.	2,377
88	Kansas City Southern ●	3,839
104	United Parcel Service, Inc. Class B	6,977
		13,193
	Utilities - 0.4%
139	Companhia Energetica de Minas Gerais ADR	2,474

	Total common stocks
	(cost $420,097)	$471,493

WARRANTS - 0.0%
	Banks - 0.0%
103	Washington Mutual, Inc. Private Placement ⌂●†	$–

	Total warrants
	(cost $–)	$–

EXCHANGE TRADED FUNDS - 0.7%
	Other Investment Pools and Funds - 0.7%
41	S & P 500 Depositary Receipt	4,848

	Total exchange traded funds
	(cost $4,738)	$4,848

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.5%
	Finance and Insurance - 0.5%
	Citibank Credit Card Issuance Trust
$2,985	5.65%, 09/20/2019	$3,544
	Marriott Vacation Club Owner Trust
135	5.36%, 10/20/2028 ■	139
		3,683
	Total asset & commercial mortgage backed securities
	(cost $3,103)	$3,683

CORPORATE BONDS: INVESTMENT GRADE - 11.6%
	Air Transportation - 0.3%
	Continental Airlines, Inc.
$728	5.98%, 04/19/2022	$770
	Southwest Airlines Co.
400	5.75%, 12/15/2016	438
619	6.15%, 08/01/2022	688
		1,896
	Arts, Entertainment and Recreation - 0.3%
	CBS Corp.
30	4.30%, 02/15/2021	30
105	5.75%, 04/15/2020	116
	Comcast Corp.
1,600	5.90%, 03/15/2016	1,867
	News America Holdings, Inc.
220	5.65%, 08/15/2020	256
		2,269
	Beverage and Tobacco Product Manufacturing - 0.1%
	Anheuser-Busch InBev N.V.
800	7.75%, 01/15/2019 ■	1,035

	Computer and Electronic Product Manufacturing - 0.1%
	Dell, Inc.
520	5.88%, 06/15/2019	592
	Thermo Fisher Scientific, Inc.
150	3.20%, 05/01/2015	158
		750
	Electrical Equipment, Appliance Manufacturing - 0.2%
	General Electric Co.
1,225	5.00%, 02/01/2013	1,330

	Finance and Insurance - 6.3%
	Ace INA Holdings, Inc.
125	5.88%, 06/15/2014	143
	American Express Centurion Bank
1,200	6.00%, 09/13/2017	1,374
	Bank of America Corp.
1,200	5.42%, 03/15/2017	1,219
	Berkshire Hathaway Finance Corp.
1,050	4.85%, 01/15/2015	1,186
	BP Capital Markets plc
475	4.75%, 03/10/2019	505
	Brandywine Operating Partnership
750	5.70%, 05/01/2017	777
	CDP Financial, Inc.
575	4.40%, 11/25/2019 ■	613
	Citibank NA
5,000	1.88%, 06/04/2012	5,113

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 11.6% - (continued)
	Finance and Insurance - 6.3% - (continued)
	Citigroup, Inc.
$1,600	6.00%, 10/31/2033	$1,540
105	8.13%, 07/15/2039	132
	Credit Agricole
715	3.50%, 04/13/2015 ■	747
	Eaton Vance Corp.
530	6.50%, 10/02/2017	626
	Everest Reinsurance Holdings, Inc.
885	5.40%, 10/15/2014	955
	Goldman Sachs Group, Inc.
1,200	5.63%, 01/15/2017	1,286
1,000	6.00%, 05/01/2014	1,123
	Health Care Properties
735	6.00%, 01/30/2017	799
	HSBC Finance Corp.
2,000	5.50%, 01/19/2016	2,221
	Jackson National Life Insurance Co.
1,200	8.15%, 03/15/2027 ■	1,264
	JP Morgan Chase & Co.
675	3.70%, 01/20/2015	714
1,795	5.13%, 09/15/2014	1,969
	Kimco Realty Corp.
750	5.78%, 03/15/2016	831
	Liberty Mutual Group, Inc.
1,035	5.75%, 03/15/2014 ■	1,092
	Liberty Property L.P.
315	6.63%, 10/01/2017	361
	Merrill Lynch & Co., Inc.
2,000	5.00%, 02/03/2014	2,137
	Morgan Stanley
2,650	5.38%, 10/15/2015	2,891
	National City Corp.
125	6.88%, 05/15/2019	146
	New England Mutual Life Insurance Co.
1,100	7.88%, 02/15/2024 ■	1,244
	Nordea Bank Ab
330	3.70%, 11/13/2014 ■	351
	PNC Funding Corp.
625	5.40%, 06/10/2014	699
	Prologis Trust
375	5.63%, 11/15/2016	395
	Rabobank Nederland N.V. NY
750	3.20%, 03/11/2015 ■	789
	Realty Income Corp.
465	6.75%, 08/15/2019	538
	Republic New York Capital I
250	7.75%, 11/15/2006	255
	Royal Bank of Scotland plc
500	4.88%, 03/16/2015	538
	Simon Property Group L.P.
775	6.10%, 05/01/2016	904
	Sovereign Bancorp, Inc.
1,000	8.75%, 05/30/2018	1,168
	Sovereign Capital Trust IV
1,500	7.91%, 06/13/2036	1,466
	Svenska Handelsbanken Ab
550	4.88%, 06/10/2014 ■	606
	UnitedHealth Group, Inc.
379	5.50%, 11/15/2012	410
	Wachovia Corp.
1,445	5.25%, 08/01/2014	1,569
	WEA Finance LLC
500	7.13%, 04/15/2018 ■	592
	Wells Fargo & Co.
525	3.63%, 04/15/2015	553
		43,841
	Food Manufacturing - 0.1%
	Kraft Foods, Inc.
700	4.13%, 02/09/2016	762

	Health Care and Social Assistance - 0.7%
	CVS Corp.
1,550	6.13%, 08/15/2016	1,836
	Express Scripts, Inc.
195	6.25%, 06/15/2014	224
	Merck & Co., Inc.
400	4.00%, 06/30/2015	444
	Schering-Plough Corp.
2,000	5.30%, 12/01/2013	2,256
		4,760
	Information - 0.9%
	AT&T, Inc.
825	2.50%, 08/15/2015	849
	BellSouth Telecommunications
250	7.00%, 12/01/2095	275
	Fiserv, Inc.
686	6.13%, 11/20/2012	748
	France Telecom S.A.
250	4.38%, 07/08/2014	276
	Intuit, Inc.
1,500	5.40%, 03/15/2012	1,586
	Oracle Corp.
550	6.13%, 07/08/2039	639
	SBA Tower Trust
370	4.25%, 04/15/2015 ■	395
	Telecom Italia Capital
565	7.00%, 06/04/2018	671
	Time Warner Cable, Inc.
830	5.85%, 05/01/2017	947
		6,386
	Motor Vehicle & Parts Manufacturing - 0.3%
	DaimlerChrysler NA Holdings Corp.
1,975	6.50%, 11/15/2013	2,275

	Petroleum and Coal Products Manufacturing - 0.4%
	Atmos Energy Corp.
1,160	6.35%, 06/15/2017	1,334
	Motiva Enterprises LLC
80	5.75%, 01/15/2020 ■	92
	Shell International Finance B.V.
1,200	4.38%, 03/25/2020	1,321
		2,747
	Pipeline Transportation - 0.2%
	Kinder Morgan Energy Partners L.P.
1,000	6.95%, 01/15/2038	1,112

	Real Estate and Rental and Leasing - 0.3%
	COX Communications, Inc.
2,000	5.45%, 12/15/2014	2,267

The accompanying notes are an integral part of these financial statements.

7

The Hartford Advisers Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 11.6% - (continued)
	Retail Trade - 0.2%
	Lowe’s Co., Inc.
$600	4.63%, 04/15/2020	$663
	Staples, Inc.
460	9.75%, 01/15/2014	570
		1,233
	Soap, Cleaning Compound and Toilet Manufacturing - 0.4%
	Procter & Gamble Co.
1,995	9.36%, 01/01/2021	2,666

	Utilities - 0.8%
	Consolidated Edison Co. of NY
955	5.30%, 12/01/2016	1,117
	Indianapolis Power and Light
1,500	6.60%, 06/01/2037 ■	1,718
	MidAmerican Energy Co.
1,000	5.65%, 07/15/2012	1,075
	MidAmerican Energy Holdings Co.
500	6.13%, 04/01/2036	557
	Southern California Edison Co.
1,000	5.55%, 01/15/2037	1,080
		5,547
	Total corporate bonds: investment grade
	(cost $73,671)	$80,876

CORPORATE BONDS: NON-INVESTMENT GRADE - 0.1%
	Finance and Insurance - 0.1%
	Discover Financial Services, Inc.
$645	6.45%, 06/12/2017	$700

	Total corporate bonds: non-investment grade
	(cost $638)	$700

MUNICIPAL BONDS - 1.1%
	General Obligations - 0.4%
	Chicago Metropolitan Water Reclamation Dist,
$130	5.72%, 12/01/2038	$142
	Los Angeles USD,
800	5.75%, 07/01/2034	768
	Oregon School Boards Association, Taxable Pension,
2,000	4.76%, 06/30/2028	1,871
		2,781
	Higher Education (Univ., Dorms, etc.) - 0.2%
	Curators University, MO, Taxable System Facs Rev,
415	5.96%, 11/01/2039	453
	Massachusetts School Building Auth,
475	5.72%, 08/15/2039	509
	University of California,
370	5.77%, 05/15/2043	366
		1,328
	Housing (HFA’S, etc.) - 0.0%
	University of California,
370	6.58%, 05/15/2049	389

	Tax Allocation - 0.1%
	Dallas, TX, Area Rapid Transit Taxable Sales Tax Rev,
425	6.00%, 12/01/2044	472

	Transportation - 0.3%
	Bay Area Toll Auth,
575	6.26%, 04/01/2049	608
	Illinois State Toll Highway Auth, Taxable Rev,
350	6.18%, 01/01/2034	362
	Maryland State Transit Auth,
255	5.89%, 07/01/2043	279
	New York and New Jersey PA, Taxable Rev,
185	5.86%, 12/01/2024	204
115	6.04%, 12/01/2029	122
	North Texas Tollway Auth Rev,
630	6.72%, 01/01/2049	655
		2,230
	Utilities - Water and Sewer - 0.1%
	Irvine Ranch, CA, Water Dist,
515	2.61%, 03/15/2014	537

	Total municipal bonds
	(cost $7,630)	$7,737

U.S. GOVERNMENT AGENCIES - 1.5%
	Federal National Mortgage Association - 0.9%
$4,000	3.50%, 11/15/2025 ☼	$4,139
1,700	5.50%, 11/15/2040 ☼	1,825
		5,964
	Government National Mortgage Association - 0.6%
967	6.00%, 11/20/2023 - 09/15/2034	1,070
1,210	6.50%, 04/15/2026 - 02/15/2035	1,377
1,284	7.00%, 11/15/2031 - 11/15/2033	1,483
205	8.00%, 12/15/2029 - 02/15/2031	243
		4,173
	Total U.S. government agencies
	(cost $9,619)	$10,137

U.S. GOVERNMENT SECURITIES - 12.5%
	Other Direct Federal Obligations - 3.0%
	Federal Financing Corporation - 2.7%
$1,456	5.24%, 12/06/2013 ○	$1,413
2,220	5.25%, 12/27/2013 ○	2,150
10,000	9.80%, 04/06/2018	15,051
		18,614
	Federal Home Loan Bank - 0.3%
2,225	4.88%, 11/18/2011	2,330

		20,944
	U.S. Treasury Securities - 9.5%
	U.S. Treasury Bonds - 3.0%
900	3.88%, 08/15/2040	881
6,955	4.38%, 11/15/2039 - 05/15/2040	7,407
5,000	6.00%, 02/15/2026	6,598
4,775	6.25%, 08/15/2023 ‡	6,384
		21,270

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT SECURITIES - 12.5% - (continued)
	U.S. Treasury Securities - 9.5% - (continued)
	U.S. Treasury Notes - 6.5%
$10,000	1.00%, 09/30/2011		$10,069
6,400	1.38%, 05/15/2012 - 01/15/2013		6,532
6,500	1.88%, 02/28/2014		6,768
6,250	3.50%, 05/15/2020		6,741
2,000	3.88%, 05/15/2018		2,255
5,000	4.25%, 08/15/2013		5,528
5,200	4.50%, 05/15/2017		6,080
1,277	4.75%, 05/31/2012		1,367
			45,340
			66,610
	Total U.S. government securities
	(cost $79,172)		$87,554
	Total long-term investments
	(cost $598,668)		$667,028

SHORT-TERM INVESTMENTS - 4.9%
	Repurchase Agreements - 4.9%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $7,884,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 – 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $8,042)
$7,884	0.23%, 10/31/2010		$7,884
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $4,776,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $4,871)
4,776	0.23%, 10/31/2010		4,776
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $21,529,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $21,959)
21,529	0.22%, 10/31/2010		21,529
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $21, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $22)
21	0.21%, 10/31/2010		21
			34,210
	Total short-term investments
	(cost $34,210)		$34,210

	Total investments
	(cost $632,878) ▲	100.4%	$701,238
	Other assets and liabilities	(0.4)%	(2,521)
	Total net assets	100.0%	$698,717

The accompanying notes are an integral part of these financial statements.

9

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.9% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $642,474 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$75,708
Unrealized Depreciation	(16,944)
Net Unrealized Appreciation	$58,764

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund’s Board of Directors at October 31, 2010, was $5,129, which represents 0.73% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $10,677, which represents 1.53% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2010 was $5,968.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	2,225	Buck Holdings L.P.	$1,906
04/2008	103	Washington Mutual, Inc. Private Placement Warrants	–

The aggregate value of these securities at October 31, 2010, was $5,129, which represents 0.73% of total net assets.

PA – Port Authority
USD – United School District

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Japanese Yen	BNP Paribas Securities	Buy	$3,813	$3,582	09/02/2011	$231
Japanese Yen	Citibank	Sell	4,495	4,438	10/21/2011	(57)
Japanese Yen	Goldman Sachs	Buy	4,476	4,205	09/02/2011	271
Japanese Yen	Goldman Sachs	Sell	8,289	7,910	09/02/2011	(379)
Japanese Yen	Goldman Sachs	Sell	4,678	4,618	10/21/2011	(60)
						$6

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Advisers Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$3,683	$–	$3,683	$–
Common Stocks ‡	471,493	443,346	23,018	5,129
Corporate Bonds: Investment Grade	80,876	–	79,418	1,458
Corporate Bonds: Non-Investment Grade	700	–	700	–
Exchange Traded Funds	4,848	4,848	–	–
Municipal Bonds	7,737	–	7,737	–
U.S. Government Agencies	10,137	–	10,137	–
U.S. Government Securities	87,554	881	86,673	–
Warrants	–	–	–	–
Short-Term Investments	34,210	–	34,210	–
Total	$701,238	$449,075	$245,576	$6,587
Foreign Currency Contracts *	502	–	502	–
Total	$502	$–	$502	$–
Liabilities:
Foreign Currency Contracts *	496	–	496	–
Total	$496	$–	$496	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	October
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	31, 2010
Assets:
Common Stocks	$2,893	$(6,557)	$9,757	*	$—	$—	$(964)	$—	$—	$5,129
Corporate Bonds	1,386	—	132	†	—	—	(60)	—	—	1,458
Warrants	—	—	—		—	—	—	—	—	—
Total	$4,279	$(6,557)	$9,889		$—	$—	$(1,024)	$—	$—	$6,587

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $2,663.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $132.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Advisers Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $632,878)	$701,238
Cash	62
Unrealized appreciation on foreign currency contracts	502
Receivables:
Investment securities sold	8,350
Fund shares sold	141
Dividends and interest	2,506
Other assets	195
Total assets	712,994
Liabilities:
Unrealized depreciation on foreign currency contracts	496
Payables:
Investment securities purchased	11,941
Fund shares redeemed	1,497
Investment management fees	77
Administrative fees	—
Distribution fees	46
Accrued expenses	220
Total liabilities	14,277
Net assets	$698,717
Summary of Net Assets:
Capital stock and paid-in-capital	$899,078
Accumulated undistributed net investment income	1,114
Accumulated net realized loss on investments and foreign currency transactions	(269,848)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	68,373
Net assets	$698,717

Shares authorized	910,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.23/$15.06
Shares outstanding	38,980
Net assets	$554,735
Class B: Net asset value per share	$14.10
Shares outstanding	3,411
Net assets	$48,096
Class C: Net asset value per share	$14.24
Shares outstanding	6,499
Net assets	$92,526
Class R3: Net asset value per share	$14.38
Shares outstanding	11
Net assets	$153
Class R4: Net asset value per share	$14.39
Shares outstanding	99
Net assets	$1,420
Class R5: Net asset value per share	$14.40
Shares outstanding	7
Net assets	$102
Class Y: Net asset value per share	$14.41
Shares outstanding	117
Net assets	$1,685

The accompanying notes are an integral part of these financial statements.

12

The Hartford Advisers Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$8,326
Interest	9,351
Less: Foreign tax withheld	(109)
Total investment income	17,568
Expenses:
Investment management fees	4,915
Administrative services fees	2
Transfer agent fees	1,840
Distribution fees
Class A	1,435
Class B	602
Class C	971
Class R3	—
Class R4	3
Custodian fees	10
Accounting services fees	132
Registration and filing fees	91
Board of Directors’ fees	17
Audit fees	24
Other expenses	158
Total expenses (before waivers and fees paid indirectly)	10,200
Expense waivers	(270)
Transfer agent fee waivers	(58)
Commission recapture	(14)
Custodian fee offset	—
Total waivers and fees paid indirectly	(342)
Total expenses, net	9,858
Net Investment Income	7,710
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	46,523
Net realized loss on swap contracts	(31)
Net realized loss on foreign currency contracts	(11)
Net realized gain on other foreign currency transactions	7
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	46,488
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	38,855
Net unrealized appreciation of foreign currency contracts	6
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	7
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	38,868
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	85,356
Net Increase in Net Assets Resulting from Operations	$93,066

The accompanying notes are an integral part of these financial statements.

13

The Hartford Advisers Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$7,710	$12,518
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	46,488	(205,293)
Net unrealized appreciation of investments and foreign currency transactions	38,868	321,277
Net Increase In Net Assets Resulting From Operations	93,066	128,502
Distributions to Shareholders:
From net investment income
Class A	(6,749)	(14,365)
Class B	(158)	(1,546)
Class C	(432)	(1,715)
Class R3	(1)	—
Class R4	(16)	(11)
Class R5	(1)	—
Class Y	(26)	(287)
Total distributions	(7,383)	(17,924)
Capital Share Transactions:
Class A	(92,144)	(98,612)
Class B	(33,272)	(40,568)
Class C	(17,631)	(22,080)
Class R3	134	2
Class R4	(17)	975
Class R5	91	—
Class Y	(114)	(10,108)
Net decrease from capital share transactions	(142,953)	(170,391)
Proceeds from regulatory settlements	57	—
Net Decrease In Net Assets	(57,213)	(59,813)
Net Assets:
Beginning of period	755,930	815,743
End of period	$698,717	$755,930
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,114	$613

The accompanying notes are an integral part of these financial statements.

14

The Hartford Advisers Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Advisers Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

15

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

16

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a

17

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of October 31, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

i)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling

18

expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

j)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2010.

k)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

l)
Prepayment/Interest Rate Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage backed securities and certain asset backed securities. Accordingly, the potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market value of debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

m)
Credit Default Swaps – The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund is also

19

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

subject to counterparty credit risk. Both credit and counterparty risks are mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund. The Fund had no outstanding credit default swaps as of October 31, 2010.

n)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

o)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange	Unrealized appreciation on foreign	$502	Unrealized depreciation on foreign	$496
contracts	currency contracts		currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(11)	$—	$(11)
Credit contracts	—	—	—	—	(31)	(31)
Total	$—	$—	$—	$(11)	$(31)	$(42)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	6	—	$6
Total	$—	$—	$—	$6	$—	$6

p)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its

20

income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$7,383	$17,924

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,237
Accumulated Capital Losses *	(260,369)
Unrealized Appreciation †	58,771
Total Accumulated Deficit	$(200,361)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$174
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(174)

21

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

Year of Expiration	Amount
2016	$58,352
2017	202,017
Total	$260,369

As of October 31, 2010, the Fund utilized $33,768 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6900%
On next $500 million	0.6250%
On next $4 billion	0.5750%
On next $5 billion	0.5725%
Over $10 billion	0.5700%

22

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.18%	NA	NA	1.40%	1.10%	0.80%	NA

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.18%	NA	NA	1.43%	1.13%	0.83%	NA

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	1.18%	1.14%	1.17%	1.09%		1.11%
Class B Shares	2.03	2.03	2.00	1.90		1.90
Class C Shares	1.90	1.98	1.86	1.78		1.81
Class R3 Shares	1.41	1.32	1.43	1.40	*
Class R4 Shares	1.12	1.12	1.11	1.05	*
Class R5 Shares	0.81	0.82	0.79	0.80	*
Class Y Shares	0.73	0.76	0.70	0.63		0.65

* From December 22, 2006 (commencement of operations), through October 31, 2007.

23

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $412 and contingent deferred sales charges of $36 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $41. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

24

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for	Total Return Excluding Payment
	the Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.07%	13.15%
Class B	0.08	12.24
Class C	0.07	12.36
Class Y	0.07	13.65

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	6
Class R4	7
Class R5	7
Class Y	7

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund’s aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$447,411
Sales Proceeds Excluding U.S. Government Obligations	563,155
Cost of Purchases for U.S. Government Obligations	22,205
Sales Proceeds for U.S. Government Obligations	55,074

25

The Hartford Advisers Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	2,843	482	(10,158)	—	(6,833)	4,259	1,313	(14,752)	—	(9,180)
Amount	$38,670	$6,512	$(137,326)	$—	$(92,144)	$46,222	$13,936	$(158,770)	$—	$(98,612)
Class B
Shares	58	12	(2,541)	—	(2,471)	220	145	(4,176)	—	(3,811)
Amount	$782	$153	$(34,207)	$—	$(33,272)	$2,323	$1,493	$(44,384)	$—	$(40,568)
Class C
Shares	248	30	(1,583)	—	(1,305)	453	151	(2,690)	—	(2,086)
Amount	$3,353	$397	$(21,381)	$—	$(17,631)	$4,836	$1,574	$(28,490)	$—	$(22,080)
Class R3
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$141	$1	$(8)	$—	$134	$2	$—	$—	$—	$2
Class R4
Shares	24	1	(26)	—	(1)	101	1	(12)	—	90
Amount	$328	$16	$(361)	$—	$(17)	$1,103	$11	$(139)	$—	$975
Class R5
Shares	6	—	—	—	6	—	—	—	—	—
Amount	$90	$1	$—	$—	$91	$—	$—	$—	$—	$—
Class Y
Shares	17	2	(28)	—	(9)	71	27	(1,010)	—	(912)
Amount	$235	$26	$(375)	$—	$(114)	$786	$287	$(11,181)	$—	$(10,108)
Total
Shares	3,206	527	(14,336)	—	(10,603)	5,104	1,637	(22,640)	—	(15,899)
Amount	$43,599	$7,106	$(193,658)	$—	$(142,953)	$55,272	$17,301	$(242,964)	$—	$(170,391)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	1,089	$14,842
For the Year Ended October 31, 2009	1,452	$15,686

8.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $57, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

26

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the “Funds”). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

27

The Hartford Advisers Fund
Financial Highlights
– Selected Per-Share Data – (A)

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
A	$12.67	$0.17	$–	$1.55	$1.72	$(0.16)	$–	$–	$(0.16)	$1.56	$14.23
B	12.54	0.06	–	1.53	1.59	(0.03)	–	–	(0.03)	1.56	14.10
C	12.67	0.07	–	1.56	1.63	(0.06)	–	–	(0.06)	1.57	14.24
R3	12.81	0.13	–	1.58	1.71	(0.14)	–	–	(0.14)	1.57	14.38
R4	12.81	0.18	–	1.57	1.75	(0.17)	–	–	(0.17)	1.58	14.39
R5	12.82	0.21	–	1.58	1.79	(0.21)	–	–	(0.21)	1.58	14.40
Y	12.83	0.23	–	1.57	1.80	(0.22)	–	–	(0.22)	1.58	14.41

For the Year Ended October 31, 2009 (E)
A	10.80	0.21	–	1.94	2.15	(0.28)	–	–	(0.28)	1.87	12.67
B	10.69	0.12	–	1.92	2.04	(0.19)	–	–	(0.19)	1.85	12.54
C	10.80	0.12	–	1.94	2.06	(0.19)	–	–	(0.19)	1.87	12.67
R3	10.92	0.18	–	1.97	2.15	(0.26)	–	–	(0.26)	1.89	12.81
R4	10.92	0.17	–	2.01	2.18	(0.29)	–	–	(0.29)	1.89	12.81
R5	10.93	0.24	–	1.97	2.21	(0.32)	–	–	(0.32)	1.89	12.82
Y	10.93	0.28	–	1.95	2.23	(0.33)	–	–	(0.33)	1.90	12.83

For the Year Ended October 31, 2008
A	18.52	0.26	–	(5.74)	(5.48)	(0.25)	(1.99)	–	(2.24)	(7.72)	10.80
B	18.34	0.15	–	(5.70)	(5.55)	(0.11)	(1.99)	–	(2.10)	(7.65)	10.69
C	18.51	0.16	–	(5.73)	(5.57)	(0.15)	(1.99)	–	(2.14)	(7.71)	10.80
R3	18.70	0.21	–	(5.78)	(5.57)	(0.22)	(1.99)	–	(2.21)	(7.78)	10.92
R4	18.70	0.26	–	(5.78)	(5.52)	(0.27)	(1.99)	–	(2.26)	(7.78)	10.92
R5	18.71	0.31	–	(5.79)	(5.48)	(0.31)	(1.99)	–	(2.30)	(7.78)	10.93
Y	18.71	0.33	–	(5.80)	(5.47)	(0.32)	(1.99)	–	(2.31)	(7.78)	10.93

For the Year Ended October 31, 2007
A	16.74	0.30	0.01	1.87	2.18	(0.31)	(0.09)	–	(0.40)	1.78	18.52
B	16.57	0.16	0.02	1.84	2.02	(0.16)	(0.09)	–	(0.25)	1.77	18.34
C	16.73	0.18	0.01	1.87	2.06	(0.19)	(0.09)	–	(0.28)	1.78	18.51
R3(G)	17.24	0.21	–	1.44	1.65	(0.19)	–	–	(0.19)	1.46	18.70
R4(G)	17.24	0.25	–	1.44	1.69	(0.23)	–	–	(0.23)	1.46	18.70
R5(G)	17.24	0.31	–	1.43	1.74	(0.27)	–	–	(0.27)	1.47	18.71
Y	16.91	0.38	0.01	1.89	2.28	(0.39)	(0.09)	–	(0.48)	1.80	18.71

For the Year Ended October 31, 2006
A	15.34	0.31	–	1.38	1.69	(0.29)	–	–	(0.29)	1.40	16.74
B	15.19	0.18	–	1.37	1.55	(0.17)	–	–	(0.17)	1.38	16.57
C	15.34	0.19	–	1.38	1.57	(0.18)	–	–	(0.18)	1.39	16.73
Y	15.50	0.38	–	1.40	1.78	(0.37)	–	–	(0.37)	1.41	16.91
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.

28

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000’s)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

13.64%		$554,735	1.23%		1.18%		1.18%		1.21%		62%
12.72		48,096	2.13		2.03		2.03		0.38		–
12.89		92,526	1.90		1.90		1.90		0.49		–
13.38		153	1.55		1.42		1.42		0.91		–
13.72		1,420	1.13		1.12		1.12		1.28		–
14.06		102	0.85		0.81		0.81		1.51		–
14.14		1,685	0.73		0.73		0.73		1.66		–

20.47		580,354	1.32		1.15		1.15		1.90		73
19.42		73,778	2.25		2.04		2.04		1.06		–
19.46		98,891	1.98		1.98		1.98		1.08		–
20.20		13	1.84		1.32		1.32		1.65		–
20.47		1,275	1.13		1.13		1.13		1.61		–
20.83		9	0.85		0.83		0.83		2.18		–
20.98		1,610	0.76		0.76		0.76		2.49		–

(33.24)		593,816	1.18		1.18		1.18		1.75		79
(33.80)		103,632	2.03		2.00		2.00		0.93		–
(33.68)		106,819	1.87		1.87		1.87		1.06		–
(33.39)		9	1.57		1.43		1.43		1.49		–
(33.16)		113	1.11		1.11		1.11		1.80		–
(32.96)		7	0.79		0.79		0.79		2.13		–
(32.91)		11,347	0.70		0.70		0.70		2.22		–

13.23	(F)	1,088,361	1.15		1.10		1.10		1.67		84
12.32	(F)	248,020	1.96		1.91		1.91		0.85		–
12.44	(F)	206,799	1.83		1.78		1.78		0.98		–
9.62	(H)	11	1.45	(I)	1.40	(I)	1.40	(I)	1.38	(I)	–
9.88	(H)	53	1.11	(I)	1.06	(I)	1.06	(I)	1.68	(I)	–
10.17	(H)	11	0.85	(I)	0.80	(I)	0.80	(I)	1.98	(I)	–
13.73	(F)	19,948	0.69		0.64		0.64		2.13		–

11.16		1,110,324	1.17		1.12		1.12		1.86		99
10.25		341,772	1.96		1.91		1.91		1.07		–
10.32		219,580	1.87		1.82		1.82		1.16		–
11.63		17,710	0.71		0.66		0.66		2.32		–

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Advisers Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Advisers Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

30

The Hartford Advisers Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

31

The Hartford Advisers Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010. James E. Davey (1964) President and Chief Executive Officer since 2010 Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

32

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Advisers Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	12.32%
Other Direct Federal Obligations*	6.03%
Other Securities	81.65%
Total	100.00%

DRD†	95.00%
QDI‡	95.00%
QII§	60.00%

*	The income received from federal obligations.
†	Income distributions, taxable as dividend income which qualify for deduction by corporations.
‡
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.159	N/A	N/A	0.159
Class B	0.033	N/A	N/A	0.033
Class C	0.060	N/A	N/A	0.060
Class R3	0.137	N/A	N/A	0.137
Class R4	0.168	N/A	N/A	0.168
Class R5	0.211	N/A	N/A	0.211
Class Y	0.221	N/A	N/A	0.221

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

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The Hartford Advisers Fund
Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,015.71	$6.00	$1,000.00	$1,019.26	$6.01	1.18%	184	365
Class B	$1,000.00	$1,011.58	$10.19	$1,000.00	$1,015.07	$10.21	2.01	184	365
Class C	$1,000.00	$1,012.52	$9.59	$1,000.00	$1,015.68	$9.60	1.89	184	365
Class R3	$1,000.00	$1,014.78	$7.16	$1,000.00	$1,018.10	$7.17	1.41	184	365
Class R4	$1,000.00	$1,016.57	$5.64	$1,000.00	$1,019.61	$5.65	1.11	184	365
Class R5	$1,000.00	$1,018.16	$4.12	$1,000.00	$1,021.12	$4.13	0.81	184	365
Class Y	$1,000.00	$1,018.43	$3.61	$1,000.00	$1,021.63	$3.62	0.71	184	365

35

The Hartford Advisers Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Advisers Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

36

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and

37

The Hartford Advisers Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, and Class R5 shares by 0.03%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

38

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

39

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Balanced Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Balanced Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Balanced Allocation Fund inception 05/28/2004
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation and income.

Performance Overview(1) 5/28/04 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
Balanced Allocation A#	14.33%	4.18%	4.90%
Balanced Allocation A##	8.04%	3.00%	3.98%
Balanced Allocation B#	13.44%	3.38%	4.10%
Balanced Allocation B##	8.44%	3.02%	4.10%
Balanced Allocation C#	13.55%	3.40%	4.12%
Balanced Allocation C##	12.55%	3.40%	4.12%
Balanced Allocation I#	14.65%	4.43%	5.10%
Balanced Allocation R3#	14.02%	3.85%	4.65%
Balanced Allocation R4#	14.32%	4.15%	4.88%
Balanced Allocation R5#	14.64%	4.38%	5.06%
Barclays Capital U.S. Aggregate	8.01%	6.45%	5.91%
Bond Index S&P 500 Index	16.54%	1.74%	2.92%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(4)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Balanced Allocation Fund returned 14.33%, before sales charge, for the twelve-month period ended October 31, 2010. In comparison, the Fund’s benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.54% and 8.01%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Moderate category, a group of funds with investment strategies similar to those of the Fund, was 13.47%.

Why did the Fund perform this way?

Equities ended strong for the period, up 16.5%, as measured by the performance of the S&P 500 Index. Overall, risk assets outperformed, as stocks outperformed bonds and, within fixed income, High Yield outperformed Investment Grade Debt.

Within U.S. equities, mid-cap stocks outperformed small- and large-cap stocks. With regard to investment style, growth outperformed value across all market caps. U.S. stocks outperformed international stocks, as Europe was hurt by the

2

Sovereign Debt Crisis earlier in the year. However, U.S. stock returns were hurt somewhat by expectations of quantitative easing, as a weakening dollar served to support international stock returns. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), as measured by the performance of the Dow Jones Wilshire Real Estate Index, posted the strongest results on a relative basis, up 42.6% for the period.

Within fixed income, U.S. Treasury yields fell over the period, as the U.S. Federal Reserve Bank signaled the possibility of a second round of quantitative easing. The 2-year Treasury note fell 55 basis points to 0.34% and the 10-year Treasury note fell 78 basis points to 2.60%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, the Commercial Mortgage-Backed Securities asset class was the top performer, while Agencies was the worst. As with equities, risk assets outperformed, with high yield asset classes such as U.S. High Yield bonds, Bank Loans, and Emerging Market debt outperforming the Barclays Capital U.S. Aggregate Bond Index.

The Fund invests in a combination of other Hartford Mutual Funds (the “Underlying Funds”) as well as certain exchange-traded funds through the implementation of a strategic asset allocation strategy. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality. Generally, the Fund’s target asset allocation is set at approximately 60% equities and 40% fixed income.

The Fund’s strategic asset allocation decisions contributed to performance. Specifically, the Fund benefited from diversification in International small-caps, Emerging Market stocks, and International REITs. The Fund also benefited from an increased allocation to Emerging Market stocks. The Fund’s structural value bias detracted from performance, as growth outperformed value during the period.

Within fixed income, the Fund benefited from diversification in Emerging Market debt, High Yield bonds, and Bank Loans as they were the best performing fixed income asset classes. The Fund also benefited from exposure to Treasury Inflation-Protected Securities (TIPS), as the asset class outperformed the Barclays Capital U.S. Aggregate Bond Index. An allocation to short-term bonds, which underperformed intermediate bonds, detracted slightly from performance.

Beyond the asset allocation decision, value is also added in the selection of the underlying mutual funds that would most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in the investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds in which the Fund should invest. During the period, the underlying fund selection was mixed. Within equities, the underlying fund selection in domestic and international large-caps detracted from performance, while underlying fund selection within fixed income contributed to performance, specifically within intermediate-term bonds.

What is the outlook?

We expect global growth to remain positive in 2010, but below long-term averages. While volatility in the equity markets will likely be elevated for some time, we believe equities can appreciate further if the current risk factors stay contained and corporate revenues begin to grow to support the strong forecasted earnings over the next two years. Increased government involvement around the globe in the financial markets will most likely have an impact on performance in the short-term, as investors anticipate additional stimulus measures. Longer-term, we believe investors will shift from risk seeking to a greater focus on fundamentals.

The Fund is positioned with a bias to the value investment style, an increased allocation to both Emerging Market stocks and Emerging Market debt, and reduced exposure to International small-caps. We anticipate that value will outperform as investors shift to a more fundamental focus. In addition, value oriented companies, such as industrials and conglomerates, should benefit from weakness in the dollar. In conjunction with improved global macro fundamentals, we believe emerging markets should continue to perform well relative to developed markets, driven by a variety of factors including strong economic growth, an emerging middle class consumer, and less government debt. These factors helped support Emerging Markets performance through the Sovereign Debt Crisis earlier this year. In the near term, increased borrowing costs and significant austerity measures pose a long-term threat to a European recovery, as the region faces continued drag from heavily indebted members such as Greece and Ireland. International small-cap stocks have more individual country exposure than large-caps, and will thus likely be negatively impacted by weakness in the Euro zone. We have reduced the allocation to International small-caps in light of weak European economic news as well as expected greater volatility within the  asset class.

Composition by Investments
as of October 31, 2010
Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking	3.3%
Powershares Emerging Markets Sovereign Debt Portfolio	1.2
SPDR Dow Jones International Real Estate	0.8
SPDR Dow Jones REIT	1.2
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	10.8
The Hartford Capital Appreciation II Fund, Class Y	4.3
The Hartford Disciplined Equity Fund, Class Y	1.2
The Hartford Dividend and Growth Fund, Class Y	2.6
The Hartford Equity Income Fund, Class Y	2.0
The Hartford Floating Rate Fund, Class Y	2.6
The Hartford Fundamental Growth Fund, Class Y	1.5
The Hartford Global Growth Fund, Class Y	4.2
The Hartford Global Research Fund, Class Y	1.3
The Hartford Growth Fund, Class Y	1.3
The Hartford Growth Opportunities Fund, Class Y	1.3
The Hartford High Yield Fund, Class Y	1.6
The Hartford Income Fund, Class Y	11.0
The Hartford Inflation Plus Fund, Class Y	9.5
The Hartford International Opportunities Fund, Class Y	4.8
The Hartford International Small Company Fund, Class Y	1.7
The Hartford MidCap Fund, Class Y	1.6
The Hartford MidCap Value Fund, Class Y	0.8
The Hartford Short Duration Fund, Class Y	7.7
The Hartford Small Company Fund, Class Y	1.6
The Hartford Small/Mid Cap Equity Fund, Class Y	1.3
The Hartford SmallCap Growth Fund, Class Y	1.4
The Hartford Strategic Income Fund, Class Y	0.6
The Hartford Total Return Bond Fund, Class Y	5.8
The Hartford Value Fund, Class Y	9.9
The Hartford Value Opportunities Fund, Class Y	0.8
Other Assets and Liabilities	0.3
Total	100.0%

3

The Hartford Balanced Allocation Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 93.2%
EQUITY FUNDS - 54.4%
2,598	The Hartford Capital Appreciation Fund, Class Y●		$91,272
2,752	The Hartford Capital Appreciation II Fund, Class Y●		36,470
827	The Hartford Disciplined Equity Fund, Class Y		10,136
1,178	The Hartford Dividend and Growth Fund, Class Y		21,417
1,364	The Hartford Equity Income Fund, Class Y		16,455
1,155	The Hartford Fundamental Growth Fund, Class Y		12,804
2,333	The Hartford Global Growth Fund, Class Y		35,618
1,160	The Hartford Global Research Fund, Class Y		11,109
641	The Hartford Growth Fund, Class Y		10,796
417	The Hartford Growth Opportunities Fund, Class Y		10,815
2,674	The Hartford International Opportunities Fund, Class Y		40,623
1,089	The Hartford International Small Company Fund, Class Y		13,890
621	The Hartford MidCap Fund, Class Y●		13,685
623	The Hartford MidCap Value Fund, Class Y		6,992
710	The Hartford Small Company Fund, Class Y●		13,502
1,113	The Hartford Small/Mid Cap Equity Fund, Class Y●		10,683
419	The Hartford SmallCap Growth Fund, Class Y●		11,954
7,919	The Hartford Value Fund, Class Y		83,705
557	The Hartford Value Opportunities Fund, Class Y		6,969
	Total equity funds
	(cost $427,421)		$458,895

FIXED INCOME FUNDS - 38.8%
2,472	The Hartford Floating Rate Fund, Class Y		$21,752
1,842	The Hartford High Yield Fund, Class Y		13,556
9,295	The Hartford Income Fund, Class Y		92,669
6,451	The Hartford Inflation Plus Fund, Class Y		79,536
6,614	The Hartford Short Duration Fund, Class Y		65,151
494	The Hartford Strategic Income Fund, Class Y		4,554
4,490	The Hartford Total Return Bond Fund, Class Y		48,667
	Total fixed income funds
	(cost $309,533)		$325,885

	Total investments in affiliated investment
	companies
	(cost $736,954)		$784,780

EXCHANGE TRADED FUNDS - 6.5%
1,098	Powershares DB Commodity Index
	Tracking Fund ●		$27,635
355	Powershares Emerging Markets Sovereign
	Debt Portfolio		10,030
172	SPDR Dow Jones International Real Estate		6,946
178	SPDR Dow Jones REIT		10,636
	Total exchange traded funds
	(cost $46,206)		$55,247

	Total long-term investments
	(cost $783,160)		$840,027

SHORT-TERM INVESTMENTS - 0.0%
	Investment Pools and Funds - 0.0%
43	State Street Bank Money Market Fund		$43

	Total short-term investments
	(cost $43)		$43

	Total investments
	(cost $783,203) ▲	99.7%	$840,070
	Other assets and liabilities	0.3%	2,214
	Total net assets	100.0%	$842,284

The accompanying notes are an integral part of these financial statements.

4

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $787,250 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$66,562
Unrealized Depreciation	(13,742)
Net Unrealized Appreciation	$52,820

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Balanced Allocation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$784,780	$784,780	$–	$–
Exchange Traded Funds	55,247	55,247	–	–
Short-Term Investments	43	43	–	–
Total	$840,070	$840,070	$–	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Balanced Allocation Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $46,249)	$55,290
Investments in underlying affiliated funds, at market value (cost $736,954)	784,780
Receivables:
Investment securities sold	745
Fund shares sold	1,511
Dividends and interest	2,086
Other assets	70
Total assets	844,482
Liabilities:
Payables:
Investment securities purchased	591
Fund shares redeemed	1,384
Investment management fees	18
Administrative fees	1
Distribution fees	68
Accrued expenses	136
Total liabilities	2,198
Net assets	$842,284
Summary of Net Assets:
Capital stock and paid-in-capital	$880,929
Accumulated undistributed net investment income	1,635
Accumulated net realized loss on investments	(97,147)
Unrealized appreciation of investments	56,867
Net assets	$842,284

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.03/$11.67
Shares outstanding	47,100
Net assets	$519,328
Class B: Net asset value per share	$11.00
Shares outstanding	8,359
Net assets	$91,904
Class C: Net asset value per share	$10.99
Shares outstanding	15,981
Net assets	$175,611
Class I: Net asset value per share	$11.02
Shares outstanding	334
Net assets	$3,685
Class R3: Net asset value per share	$10.96
Shares outstanding	1,664
Net assets	$18,235
Class R4: Net asset value per share	$11.02
Shares outstanding	1,783
Net assets	$19,647
Class R5: Net asset value per share	$11.03
Shares outstanding	1,258
Net assets	$13,874

 The accompanying notes are an integral part of these financial statements.

7

The Hartford Balanced Allocation Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$783
Dividends from underlying affiliated funds	15,663
Total investment income	16,446

Expenses:
Investment management fees	1,062
Administrative services fees	57
Transfer agent fees	930
Distribution fees
Class A	1,255
Class B	935
Class C	1,736
Class R3	48
Class R4	39
Custodian fees	1
Accounting services fees	97
Registration and filing fees	120
Board of Directors' fees	18
Audit fees	25
Other expenses	121
Total expenses	6,444
Net Investment Income	10,002
Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(23,784)
Net Realized Loss on Investments	(23,784)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	119,850
Net Changes in Unrealized Appreciation of Investments	119,850
Net Gain on Investments	96,066
Net Increase in Net Assets Resulting from Operations	$106,068

The accompanying notes are an integral part of these financial statements.

8

The Hartford Balanced Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$10,002	$13,557
Net realized loss on investments	(23,784)	(58,281)
Net unrealized appreciation of investments	119,850	159,504
Net Increase In Net Assets Resulting From Operations	106,068	114,780
Distributions to Shareholders:
From net investment income
Class A	(7,390)	(9,311)
Class B	(627)	(1,200)
Class C	(1,288)	(2,130)
Class I	(47)	(39)
Class R3	(99)	(7)
Class R4	(222)	(228)
Class R5	(250)	(199)
Total distributions	(9,923)	(13,114)
Capital Share Transactions:
Class A	(23,571)	(20,268)
Class B	(14,404)	(10,182)
Class C	(14,085)	(12,291)
Class I	1,276	(322)
Class R3	15,738	922
Class R4	4,257	3,145
Class R5	(901)	6,942
Net decrease from capital share transactions	(31,690)	(32,054)
Net Increase In Net Assets	64,455	69,612
Net Assets:
Beginning of period	777,829	708,217
End of period	$842,284	$777,829
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,635	$1,556
The accompanying notes are an integral part of these financial statements.

9

The Hartford Balanced Allocation Fund
Notes to Financial Statements October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Balanced Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

10

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

11

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.   Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010.

12

Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$9,923	$13,114

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,635
Accumulated Capital Losses *	(93,100)
Unrealized Appreciation †	52,820
Total Accumulated Deficit	$(38,645)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – As of October 31, 2010 (tax-year end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$14,074
2017	56,654
2018	22,372
Total	$93,100

13

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 milllion	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%

14

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.40%	2.15%	2.15%	1.15%	1.78%	1.48%	1.18%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $2,898 and contingent deferred sales charges of $222 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $73. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Balanced Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	9

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$202,704
Sales Proceeds Excluding U.S. Government Obligations	235,683

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	9,018	692	(11,997)	—	(2,287)	12,768	1,095	(16,382)	—	(2,519)
Amount	$93,621	$7,170	$(124,362)	$—	$(23,571)	$108,578	$8,990	$(137,836)	$—	$(20,268)
Class B
Shares	322	58	(1,770)	—	(1,390)	1,310	143	(2,687)	—	(1,234)
Amount	$3,321	$598	$(18,323)	$—	$(14,404)	$10,936	$1,142	$(22,260)	$—	$(10,182)
Class C
Shares	2,997	112	(4,487)	—	(1,378)	3,706	232	(5,539)	—	(1,601)
Amount	$31,055	$1,152	$(46,292)	$—	$(14,085)	$31,608	$1,861	$(45,760)	$—	$(12,291)
Class I
Shares	233	4	(116)	—	121	142	5	(198)	—	(51)
Amount	$2,434	$40	$(1,198)	$—	$1,276	$1,292	$37	$(1,651)	$—	$(322)
Class R3
Shares	1,909	9	(396)	—	1,522	133	1	(34)	—	100
Amount	$19,733	$94	$(4,089)	$—	$15,738	$1,217	$6	$(301)	$—	$922
Class R4
Shares	645	21	(265)	—	401	873	28	(526)	—	375
Amount	$6,759	$222	$(2,724)	$—	$4,257	$7,318	$228	$(4,401)	$—	$3,145
Class R5
Shares	355	24	(460)	—	(81)	1,104	24	(277)	—	851
Amount	$3,666	$250	$(4,817)	$—	$(901)	$8,971	$199	$(2,228)	$—	$6,942
Total
Shares	15,479	920	(19,491)	—	(3,092)	20,036	1,528	(25,643)	—	(4,079)
Amount	$160,589	$9,526	$(201,805)	$—	$(31,690)	$169,920	$12,463	$(214,437)	$—	$(32,054)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	178	$1,868
For the Year Ended October 31, 2009	175	$1,493

16

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

9.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

17

The Hartford Balanced Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

				Net Realized
	Net Asset			and						Net Increase
	Value at			Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
A	$9.79	$0.15	$–	$1.24	$1.39	$(0.15)	$–	$–	$(0.15)	$1.24	$11.03
B	9.76	0.07	–	1.24	1.31	(0.07)	–	–	(0.07)	1.24	11.00
C	9.75	0.08	–	1.24	1.32	(0.08)	–	–	(0.08)	1.24	10.99
I	9.78	0.18	–	1.24	1.42	(0.18)	–	–	(0.18)	1.24	11.02
R3	9.74	0.13	–	1.23	1.36	(0.14)	–	–	(0.14)	1.22	10.96
R4	9.78	0.15	–	1.24	1.39	(0.15)	–	–	(0.15)	1.24	11.02
R5	9.79	0.18	–	1.24	1.42	(0.18)	–	–	(0.18)	1.24	11.03

For the Year Ended October 31, 2009
A	8.48	0.19	–	1.30	1.49	(0.18)	–	–	(0.18)	1.31	9.79
B	8.45	0.12	–	1.30	1.42	(0.11)	–	–	(0.11)	1.31	9.76
C	8.45	0.12	–	1.30	1.42	(0.12)	–	–	(0.12)	1.30	9.75
I	8.47	0.24	–	1.28	1.52	(0.21)	–	–	(0.21)	1.31	9.78
R3	8.44	0.15	–	1.30	1.45	(0.15)	–	–	(0.15)	1.30	9.74
R4	8.47	0.19	–	1.30	1.49	(0.18)	–	–	(0.18)	1.31	9.78
R5	8.48	0.21	–	1.31	1.52	(0.21)	–	–	(0.21)	1.31	9.79

For the Year Ended October 31, 2008
A	13.10	0.26	–	(3.83)	(3.57)	(0.47)	(0.58)	–	(1.05)	(4.62)	8.48
B	13.06	0.16	–	(3.81)	(3.65)	(0.38)	(0.58)	–	(0.96)	(4.61)	8.45
C	13.06	0.17	–	(3.81)	(3.64)	(0.39)	(0.58)	–	(0.97)	(4.61)	8.45
I	13.09	0.33	–	(3.86)	(3.53)	(0.51)	(0.58)	–	(1.09)	(4.62)	8.47
R3	13.08	0.26	–	(3.88)	(3.62)	(0.44)	(0.58)	–	(1.02)	(4.64)	8.44
R4	13.10	0.38	–	(3.96)	(3.58)	(0.47)	(0.58)	–	(1.05)	(4.63)	8.47
R5	13.10	0.41	–	(3.95)	(3.54)	(0.50)	(0.58)	–	(1.08)	(4.62)	8.48

For the Year Ended October 31, 2007
A	12.01	0.27	–	1.45	1.72	(0.36)	(0.27)	–	(0.63)	1.09	13.10
B	11.98	0.18	–	1.44	1.62	(0.27)	(0.27)	–	(0.54)	1.08	13.06
C	11.98	0.18	–	1.44	1.62	(0.27)	(0.27)	–	(0.54)	1.08	13.06
I	12.00	0.26	–	1.50	1.76	(0.40)	(0.27)	–	(0.67)	1.09	13.09
R3(E)	11.89	0.08	–	1.25	1.33	(0.14)	–	–	(0.14)	1.19	13.08
R4(E)	11.89	0.14	–	1.23	1.37	(0.16)	–	–	(0.16)	1.21	13.10
R5(E)	11.89	0.14	–	1.25	1.39	(0.18)	–	–	(0.18)	1.21	13.10

For the Year Ended October 31, 2006
A	10.95	0.18	–	1.12	1.30	(0.22)	(0.02)	–	(0.24)	1.06	12.01
B	10.92	0.10	–	1.11	1.21	(0.13)	(0.02)	–	(0.15)	1.06	11.98
C	10.92	0.11	–	1.11	1.22	(0.14)	(0.02)	–	(0.16)	1.06	11.98
I(H)	11.66	0.05	–	0.34	0.39	(0.05)	–	–	(0.05)	0.34	12.00

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Commenced operations on December 22, 2006.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on August 31, 2006.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

14.33%		$519,328	0.54%		0.54%		0.54%		1.48%		25%
13.44		91,904	1.35		1.35		1.35		0.68		–
13.55		175,611	1.29		1.29		1.29		0.74		–
14.65		3,685	0.28		0.28		0.28		1.73		–
14.02		18,235	0.88		0.88		0.88		1.06		–
14.32		19,647	0.58		0.58		0.58		1.45		–
14.64		13,874	0.28		0.28		0.28		1.76		–

18.01		483,316	0.58		0.58		0.58		2.20		17
17.15		95,125	1.42		1.38		1.38		1.41		–
17.07		169,306	1.34		1.34		1.34		1.46		–
18.39		2,079	0.28		0.28		0.28		3.01		–
17.52		1,381	0.96		0.96		0.96		1.47		–
18.04		13,518	0.59		0.59		0.59		2.08		–
18.37		13,104	0.29		0.29		0.29		2.22		–

(29.35)		439,955	0.53		0.53		0.53		2.23		18
(29.95)		92,829	1.35		1.35		1.35		1.47		–
(29.91)		160,167	1.29		1.29		1.29		1.49		–
(29.15)		2,238	0.22		0.22		0.22		1.59		–
(29.74)		358	0.92		0.92		0.92		0.86		–
(29.44)		8,535	0.59		0.59		0.59		1.54		–
(29.16)		4,135	0.29		0.29		0.29		1.54		–

14.95		608,443	0.54		0.54		0.54		2.09		34
14.03		135,541	1.36		1.33		1.33		1.34		–
14.07		225,155	1.29		1.29		1.29		1.35		–
15.35		927	0.22		0.22		0.22		1.88		–
11.29	(F)	115	0.93	(G)	0.93	(G)	0.93	(G)	0.94	(G)	–
11.61	(F)	2,679	0.66	(G)	0.66	(G)	0.66	(G)	1.23	(G)	–
11.79	(F)	725	0.36	(G)	0.36	(G)	0.36	(G)	1.54	(G)	–

11.98		453,492	0.62		0.62		0.62		1.52		15
11.22		109,117	1.44		1.36		1.36		0.82		–
11.24		171,073	1.38		1.36		1.36		0.78		–
3.35	(F)	353	0.39	(G)	0.39	(G)	0.39	(G)	1.47	(G)	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Balanced Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Balanced Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

20

The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Balanced Allocation Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1) Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2) Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010. James E. Davey (1964) President and Chief Executive Officer since 2010 Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

22

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Balanced Allocation Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	11.33%
Other Direct Federal Obligations*	0.26%
Other Securities	88.41%
Total	100.00%

DRD†	35.00%
QDI‡	45.00%
QII§	80.00%

*	The income received from federal obligations.
†	Income distributions, taxable as dividend income which qualify for deduction by corporations.
‡
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.153	N/A	N/A	0.153
Class B	0.067	N/A	N/A	0.067
Class C	0.075	N/A	N/A	0.075
Class I	0.180	N/A	N/A	0.180
Class R3	0.136	N/A	N/A	0.136
Class R4	0.150	N/A	N/A	0.150
Class R5	0.181	N/A	N/A	0.181

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

24

The Hartford Balanced Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,034.46	$2.77	$1,000.00	$1,022.48	$2.75	0.54%	184	365
Class B	$1,000.00	$1,030.36	$6.86	$1,000.00	$1,018.45	$6.82	1.34	184	365
Class C	$1,000.00	$1,030.76	$6.55	$1,000.00	$1,018.75	$6.51	1.28	184	365
Class I	$1,000.00	$1,035.90	$1.39	$1,000.00	$1,023.84	$1.38	0.27	184	365
Class R3	$1,000.00	$1,032.43	$4.46	$1,000.00	$1,020.82	$4.43	0.87	184	365
Class R4	$1,000.00	$1,034.40	$2.92	$1,000.00	$1,022.33	$2.91	0.57	184	365
Class R5	$1,000.00	$1,035.86	$1.39	$1,000.00	$1,023.84	$1.38	0.27	184	365

25

The Hartford Balanced Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Balanced Allocation Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

27

The Hartford Balanced Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.  The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, and Class R5 shares by 0.13%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information

28

provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Balanced Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Balanced Income Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Balanced Income Fund inception 07/31/2006
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks to provide current income with growth of capital as a secondary objective.

Performance Overview(1) 7/31/06 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Balanced Income Fund Blended Index is a blended index comprised of the following indices: Russell 1000 Value Index (45%), Barclays Capital Corporate Index (44%), Barclays Capital U.S. High-Yield Index (5.5%) and JP Morgan EMBI Plus Index (5.5%).

Barclays Capital Corporate Index is an unmanaged index and is the Corporate component of the U.S. Credit Index within the Barclays Capital U.S. Aggregate Bond Index.

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	Since
	Year	Inception
Balanced Income A#	15.55%	5.16%
Balanced Income A##	9.19%	3.77%
Balanced Income B#	14.69%	4.37%
Balanced Income B##	9.69%	3.96%
Balanced Income C#	14.66%	4.37%
Balanced Income C##	13.66%	4.37%
Balanced Income I#	15.69%	5.19%
Balanced Income R3#	15.62%	5.46%
Balanced Income R4#	15.77%	5.49%
Balanced Income R5#	15.94%	5.53%
Balanced Income Y#	15.87%	5.51%
Balanced Income Fund Blended Index	14.64%	3.74%
Barclays Capital Corporate Index	11.61%	7.61%
Russell 1000 Value Index	15.71%	-2.20%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Class I shares commenced operations on 2/26/10. Performance prior to 2/26/10 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to 5/28/10 reflects Class Y performance.

Portfolio Managers
Lucius T. Hill, III	Karen H. Grimes, CFA	Ian R. Link, CFA
Senior Vice President	Senior Vice President	Vice President

W. Michael Reckmeyer, III, CFA	Scott I. St. John, CFA
Senior Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Balanced Income Fund returned 15.55%, before sales charge, for the twelve-month period ended October 31, 2010, outperforming the Fund’s custom benchmark (45% Russell 1000 Value Index, 44% Barclays Capital Corporate Index, 5.5% Barclays Capital High Yield 2% Issuer Capped Bond Index, and 5.5% JP Morgan Emerging Markets Bond Index Plus), which returned 14.64% as well as the Barclays Capital Corporate Index, which returned 11.61% for the same period. The Fund underperformed the Russell 1000 Value Index, which returned 15.71% for the same period. The Fund also outperformed the 13.47% average return of the Lipper Mixed-Asset Target Allocation Moderate Funds peer group, a group of funds that each holds between 40-60% in equity securities and the remainder in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

Equity markets were volatile during the period due to significant macroeconomic concerns, but rebounded strongly toward the end of the period. Strong corporate earnings, a rebound in growth in China, and robust merger and acquisition activity boosted investors’ enthusiasm for stocks, while favorable economic data helped to diminish fears of a double-dip global recession and increase investors’ appetite for risk in the latter part of the period. Equity markets, as measured by the Russell 1000 Value Index returned 15.7% during the period. Sector returns within the Russell 1000 Value, while all positive, diverged widely. Strength in Consumer Discretionary (+37%) and Materials (+31%) overshadowed relative weakness in Financials (+5%) and Energy (+11%) during the period.

Within fixed income markets, corporate bonds, emerging markets debt, and high yield bonds continued to post solid results for the trailing period. The bond market, as measured by the Barclays Capital Corporate Index, returned 11.6% during the period. High yield securities, as measured by the Barclays Capital High Yield (2% issuer cap) Index, gained 19.1% while Emerging markets bonds, as measured by the JP Morgan Emerging Markets Bond Index Plus rose 18.0%.

The equity component of the Fund outperformed its benchmark due to both strong stock selection and sector allocation, which is a residual of the bottom-up (i.e. stock by stock fundamental research) stock selection process. Stock selection was strongest within Financials, Utilities, and Consumer Staples. This was partially offset by negative selection within Energy and Consumer Discretionary. Sector allocation contributed positively to Fund performance relative to its benchmark, due mostly to underweights (i.e. the Fund’s sector position was less than the benchmark position) in the Financials and Energy sectors.

Among the top contributors to relative returns in the equity sleeve were global integrated oil company Exxon Mobil (Energy), U.S.-based multinational bank Bank of America (Financials), and global financial services firm JPMorgan Chase (Financials). Price action in Exxon Mobil was dominated by concerns about potential dilution from Exxon Mobil’s acquisition of XTO and the industry-wide ramifications of the BP oil spill in the Gulf of Mexico. We initiated a position in the stock amid this price weakness and benefited as the stock recovered during the latter portion of the period. Bank stocks were weak during the period on concerns over the impact of potential increased regulation. Not owning Bank of America and JPMorgan Chase in this environment was additive to relative returns. Top contributors to absolute returns for the period included Merck (Health Care), Home Depot (Consumer Discretionary), and Dupont (Materials).

Among the top detractors from relative and absolute returns in the equity portion of the fund were global integrated oil companies BP (Energy) and Total (Energy) and global banking and financial services company HSBC Holdings (Financials). Shares of BP declined following an oil spill at one of the company’s deepwater well sites in the Gulf of Mexico. We eliminated our holding during the period. Shares of Total, a multinational integrated oil company, declined on weak quarterly earnings. Shares of HSBC Holdings were hurt by concern over Middle East credit exposure and weaker-than-expected trading revenues.

The Fund’s fixed income component modestly outperformed its benchmark for the period driven primarily by sector allocation and security selection. A modest underweight to Emerging Markets debt detracted from relative returns as the sector outperformed the blended index, while an out-of-benchmark allocation to CMBS was a contributor. Positioning in the high yield market, particularly a modest overweight (i.e. the Fund’s sector position was greater than the benchmark position) on a duration-weighted basis in the later part of the period, was additive to relative returns as that sector strongly outperformed. Among investment grade corporates, positive contributions from overweights to financial sectors including Banking, REITS and Insurance were partially offset by weak security selection within Banking. Within the high yield allocation, an overweight to the Auto sector, and security selection within the sector with an emphasis on convertible bonds, both added to outperformance relative to the benchmark. Within the emerging markets debt exposure, security selection in Venezuela, Russia, and Colombia and an allocation to the Euro via currency forwards positively impacted performance.

Contribution to relative returns from asset allocation between equities and fixed income was slightly positive for the period.

What is the outlook?

Throughout much of the recent downturn, developed market fiscal and monetary stimulus provided much-needed support to the global economy. While this was beneficial in the short term, over the longer run it has the potential to lead to imbalances in the economy as the government squeezes out private sector growth. As the recovery progresses and stimulus spending winds down, we believe that growth in the more efficient, productivity-enhancing private sector will again be the primary driver behind rising GDP. This productive growth can help foster a self-sustaining economic cycle, supporting further economic expansion.

We believe the strong earnings growth seen to date will continue as companies take advantage of expansion on a global scale and the opportunities that such an expansion creates. Despite headlines focused on broad economic weakness in developed economies, we believe global GDP growth is recovering from the 2008-2009 recession as emerging economies resume their strong growth trends and developed economies achieve low, but likely sustainable, growth. The developed market focus employed by many investors has created a widening chasm between economic perception and the reality seen where it matters most for stock prices: corporate earnings. Within this perception gap we believe we are finding opportunities to purchase companies with robust growth trading at what we believe are attractive multiples due to macroeconomic concerns.

Within the equity portion of the Fund, relative sector exposures continue to be informed by bottom-up investment decisions. As a result of stock-by-stock decisions, the Fund ended the period most overweight in the Consumer Staples, Consumer Discretionary, and Industrials sectors and most underweight in the Financials, Telecommunication Services, and Utilities sectors relative to the Russell 1000 Value Index.

Our fundamental outlook remains positive for corporate bonds and we anticipate that credit spreads will continue to tighten modestly relative to Treasuries. While the continued decline in government bond yields has driven corporate bond yields in most markets well below 4%, yields relative to most government and money market alternatives remain attractive. Corporate bond spreads also remain attractive on a historical basis, and we believe they more than compensate investors for potential credit losses. This is especially the case in the Financials sector, where yield spreads over governments remain above 2%, despite the largely favorable resolution of the regulatory uncertainty that had been weighing on the sector. We believe these regulatory changes will ultimately make banks less risky borrowers and we ended the period overweight Financials in the fixed income component of the Fund.

Our outlook for high yield instruments remains optimistic. Our base-case forecast is that the high-yield market will deliver high single-digit total returns over the next 12 – 18 months, although this forecast may not prove to be true. We expect the high-yield default rate to continue to decline and spreads to contract towards their long term average. We continue to be encouraged by corporate earnings strength, the reopening of the capital markets, the improvement in many domestic macro variables and the expectation of continued accommodative monetary policy. However, we have reduced our risk posture somewhat as much of the cyclical bounce in the lower-quality portion of the market appears to be behind us, as are positive surprises in the default data.

Looking ahead, we continue to have a favorable outlook for emerging markets economies, though an increasingly fragile global backdrop tempers our enthusiasm. We believe economic conditions in most emerging markets countries remain positive-growth is strong, fiscal health is improving, debt burdens are stable, and external liquidity is helped by favorable balance of payment trends. Abundant global liquidity is also driving commodity prices higher, which we believe may be beneficial for economic growth in most emerging markets countries. We expect all of these trends to continue to be supportive of both relative asset valuations and continued ratings upgrades.

The equity and fixed income managers will continue to work collaboratively to make decisions regarding the Fund’s mix of equities and fixed income. At the end of the period, the Fund had a slight bias towards fixed income securities relative to its benchmark.

Diversification by Industry
as of October 31, 2010

Percentage of
Industry (Sector)	Net Assets
Equity Securities
Banks (Financials)	4.5%
Capital Goods (Industrials)	3.9
Commercial & Professional Services (Industrials)	1.1
Consumer Durables & Apparel (Consumer Discretionary)	1.0
Consumer Services (Consumer Discretionary)	1.1
Diversified Financials (Financials)	0.6
Energy (Energy)	5.7
Food & Staples Retailing (Consumer Staples)	0.9
Food, Beverage & Tobacco (Consumer Staples)	4.1
Household & Personal Products (Consumer Staples)	0.9
Insurance (Financials)	2.2
Materials (Materials)	1.9
Pharmaceuticals, Biotechnology & Life
Sciences (Health Care)	5.4
Retailing (Consumer Discretionary)	2.4
Semiconductors & Semiconductor Equipment (Information Technology)	3.3
Telecommunication Services (Services)	1.3
Utilities (Utilities)	2.5
Total	42.8%
Fixed Income Securities
Accommodation and Food Services (Services)	0.1%
Administrative Waste Management and Remediation (Services)	0.0
Agriculture, Forestry, Fishing and Hunting (Consumer Staples)	0.1
Air Transportation (Transportation)	0.0
Arts, Entertainment and Recreation (Services)	2.6
Beverage and Tobacco Product Manufacturing (Consumer Staples)	1.9
Chemical Manufacturing (Basic Materials)	0.4
Computer and Electronic Product Manufacturing (Technology)	0.5
Construction (Consumer Cyclical)	0.0
Fabricated Metal Product Manufacturing (Basic Materials)	0.1
Finance and Insurance (Finance)	21.0
Food Manufacturing (Consumer Staples)	0.8
Food Services (Consumer Cyclical)	0.2
Foreign Governments (Foreign Governments)	4.0
Furniture and Related Product Manufacturing (Consumer Cyclical)	0.0
General Obligations (General Obligations)	0.1
Health Care and Social Assistance (Health Care)	2.2
Information (Technology)	4.6
Machinery Manufacturing (Capital Goods)	0.4
Mining (Basic Materials)	0.9
Miscellaneous (Miscellaneous)	0.0
Miscellaneous Manufacturing (Capital Goods)	0.2
Motor Vehicle & Parts Manufacturing (Consumer Cyclical)	0.5
Nonmetallic Mineral Product Manufacturing (Basic Materials)	0.0
Other Services (Services)	0.1
Paper Manufacturing (Basic Materials)	0.1
Petroleum and Coal Products Manufacturing (Energy)	2.4
Pipeline Transportation (Utilities)	1.3
Plastics and Rubber Products Manufacturing (Basic Materials)	0.0
Primary Metal Manufacturing (Basic Materials)	0.4
Printing and Related Support Activities (Services)	0.1
Professional, Scientific and Technical Services (Services)	0.7
Public Administration (Services)	0.3
Rail Transportation (Transportation)	0.1
Real Estate and Rental and Leasing (Finance)	0.7
Retail Trade (Consumer Cyclical)	1.4
Soap, Cleaning Compound, and Toilet Manufacturing (Consumer Staples)	0.0
Transportation (Transportation)	0.1
U.S. Government Securities (U.S. Government Securities)	0.1
Utilities (Utilities)	3.2
Water Transportation (Transportation)	0.1
Wholesale Trade (Consumer Cyclical)	0.1
Total	51.8%
Short-Term Investments	4.0%
Other Assets and Liabilities	1.4
Total	100.0%

Diversification by Security Type
as of October 31, 2010

Percentage of
Category	Net Assets
Equity Securities
Common Stocks	42.7%
Preferred Stocks	0.1
Total	42.8%
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.7%
Corporate Bonds: Investment Grade	42.7
Corporate Bonds: Non-Investment Grade	8.1
Municipal Bonds	0.2
U.S. Government Securities	0.1
Total	51.8%
Short-Term Investments	4.0%
Other Assets and Liabilities	1.4
Total	100.0%

The Hartford Balanced Income Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 42.7%
	Banks - 4.5%
29	Bank of Nova Scotia	$1,530
184	HSBC Holdings plc	1,911
23	M&T Bank Corp.	1,742
52	National Bank of Canada	3,423
39	Toronto-Dominion Bank ADR	2,808
		11,414
	Capital Goods - 3.9%
30	3M Co.	2,493
22	Eaton Corp.	1,990
30	Emerson Electric Co.	1,663
113	General Electric Co.	1,817
32	Illinois Tool Works, Inc.	1,462
3	Schneider Electric S.A.	463
		9,888
	Commercial & Professional Services - 1.1%
23	Republic Services, Inc.	674
57	Waste Management, Inc.	2,039
		2,713
	Consumer Durables & Apparel - 1.0%
49	Mattel, Inc.	1,134
25	Stanley Black & Decker, Inc.	1,524
		2,658
	Consumer Services - 1.1%
35	McDonald's Corp.	2,683

	Diversified Financials - 0.5%
30	Credit Suisse Group ADR	1,249

	Energy - 5.7%
55	Chevron Corp.	4,535
56	ConocoPhillips Holding Co.	3,344
30	Exxon Mobil Corp.	1,961
49	Marathon Oil Corp.	1,750
33	Royal Dutch Shell plc B Shares	1,059
33	Total S.A. ADR	1,809
		14,458
	Food & Staples Retailing - 0.9%
77	Sysco Corp.	2,254

	Food, Beverage & Tobacco - 4.1%
59	Altria Group, Inc.	1,510
22	H.J. Heinz Co.	1,090
74	Kraft Foods, Inc.	2,382
8	Lorillard, Inc.	640
14	PepsiCo, Inc.	901
50	Philip Morris International, Inc.	2,907
38	Unilever N.V. NY Shares ADR	1,140
		10,570
	Household & Personal Products - 0.9%
37	Kimberly-Clark Corp.	2,312

	Insurance - 2.2%
10	Allstate Corp.	296
33	Chubb Corp.	1,932
138	Marsh & McLennan Cos., Inc.	3,457
		5,685
	Materials - 1.9%
37	E.I. DuPont de Nemours & Co.	1,735
30	Nucor Corp.	1,154
27	Packaging Corp. of America	669
17	PPG Industries, Inc.	1,281
		4,839
	Pharmaceuticals, Biotechnology & Life Sciences - 5.4%
30	AstraZeneca plc ADR	1,519
62	Johnson & Johnson	3,973
121	Merck & Co., Inc.	4,379
217	Pfizer, Inc.	3,776
		13,647
	Retailing - 2.4%
46	Genuine Parts Co.	2,187
126	Home Depot, Inc.	3,885
		6,072
	Semiconductors & Semiconductor Equipment - 3.3%
72	Analog Devices, Inc.	2,424
125	Intel Corp.	2,509
106	Maxim Integrated Products, Inc.	2,296
96	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,042
		8,271
	Telecommunication Services - 1.3%
94	AT&T, Inc.	2,675
29	Vodafone Group plc ADR	806
		3,481
	Utilities - 2.5%
25	American Electric Power Co., Inc.	947
62	Companhia Energetica de Minas Gerais ADR	1,103
18	Dominion Resources, Inc.	778
16	NextEra Energy, Inc.	881
28	PG&E Corp.	1,339
56	Xcel Energy, Inc.	1,346
		6,394
	Total common stocks
	(cost $98,797)	$108,588

PREFERRED STOCKS - 0.1%
	Banks - 0.0%
–	Wells Fargo & Co., 7.50% ۞	$70

	Diversified Financials - 0.1%
2	AMG Capital Trust I, 5.10% ۞	82

	Total preferred stocks
	(cost $131)	$152

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.7%
	Finance and Insurance - 0.7%
	Banc of America Commercial Mortgage, Inc.
$85	5.45%, 01/15/2049	$90
	Bear Stearns Commercial Mortgage Securities, Inc.
455	5.20%, 12/11/2038	493
550	5.54%, 09/11/2041 - 10/12/2041	605
	Commercial Mortgage Pass-Through Certificates
100	5.77%, 06/10/2046 Δ	111

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.7% - (continued)
	Finance and Insurance - 0.7% - (continued)
	JP Morgan Chase Commercial Mortgage Securities Corp.
$275	5.47%, 04/15/2043 Δ	$304
	Long Beach Automotive Receivables Trust
63	5.03%, 01/15/2014	64
	Merrill Lynch Mortgage Trust
100	5.05%, 07/12/2038	109
	Morgan Stanley Capital I
100	5.23%, 09/15/2042	110
		1,886
	Total asset & commercial mortgage backed securities
	(cost $1,756)	$1,886

CORPORATE BONDS: INVESTMENT GRADE - 42.7%
	Administrative Waste Management and Remediation - 0.0%
	Republic Services, Inc.
$50	6.20%, 03/01/2040	$55

	Air Transportation - 0.0%
	Continental Airlines, Inc.
19	5.98%, 04/19/2022	20
	Southwest Airlines Co.
53	6.15%, 08/01/2022	59
		79
	Arts, Entertainment and Recreation - 2.3%
	AT&T Broadband Corp.
120	8.38%, 03/15/2013	139
	CBS Corp.
150	5.50%, 05/15/2033	140
20	5.90%, 10/15/2040	19
105	8.20%, 05/15/2014	126
325	8.88%, 05/15/2019	421
	Comcast Corp.
180	4.95%, 06/15/2016	202
150	5.15%, 03/01/2020	165
400	5.70%, 05/15/2018	457
250	6.40%, 05/15/2038	274
80	6.45%, 03/15/2037	88
110	7.05%, 03/15/2033	127
	DirecTV Holdings LLC
200	3.55%, 03/15/2015	210
425	4.75%, 10/01/2014	467
	Discovery Communications, Inc.
290	3.70%, 06/01/2015	310
	Grupo Televisa S.A.
95	6.63%, 01/15/2040	105
	NBC Universal, Inc.
670	3.65%, 04/30/2015 ■	710
100	5.95%, 04/01/2041 ■	102
	News America Holdings, Inc.
75	7.75%, 12/01/2045	91
100	8.88%, 04/26/2023	138
	News America, Inc.
285	6.40%, 12/15/2035	309
250	6.90%, 03/01/2019	310
	Time Warner Entertainment Co., L.P.
30	8.38%, 03/15/2023	40
	Time Warner, Inc.
75	6.63%, 05/15/2029	84
	Viacom, Inc.
50	4.25%, 09/15/2015	54
270	4.38%, 09/15/2014	294
340	6.13%, 10/05/2017	397
45	6.25%, 04/30/2016	53
		5,832
	Beverage and Tobacco Product Manufacturing - 1.9%
	Altria Group, Inc.
325	4.13%, 09/11/2015	351
150	9.25%, 08/06/2019	206
155	9.70%, 11/10/2018	214
185	10.20%, 02/06/2039	272
	Anheuser-Busch InBev N.V.
600	2.50%, 03/26/2013	618
200	5.38%, 11/15/2014 ■	226
50	5.38%, 01/15/2020	57
145	7.20%, 01/15/2014 ■	170
100	8.00%, 11/15/2039 ■	139
	BAT International Finance plc
20	8.13%, 11/15/2013 ■	24
35	9.50%, 11/15/2018 ■	47
	Bottling Group LLC
300	6.95%, 03/15/2014	356
	Diageo Capital plc
180	5.75%, 10/23/2017	213
	International CCE, Inc.
500	3.50%, 09/15/2020	494
	Lorillard Tobacco Co.
265	6.88%, 05/01/2020	284
	PepsiAmericas, Inc.
500	4.38%, 02/15/2014	553
	Philip Morris International, Inc.
400	5.65%, 05/16/2018	472
	Reynolds American, Inc.
65	7.25%, 06/01/2013	73
35	7.63%, 06/01/2016	41
100	7.75%, 06/01/2018	119
		4,929
	Chemical Manufacturing - 0.2%
	Agrium, Inc.
200	6.75%, 01/15/2019	236
	Cytec Industries, Inc.
50	6.00%, 10/01/2015	57
	Potash Corp. of Saskatchewan, Inc.
100	5.25%, 05/15/2014	110
	Yara International ASA
160	5.25%, 12/15/2014 ■	177
20	7.88%, 06/11/2019 ■	25
		605
	Computer and Electronic Product Manufacturing - 0.3%
	IBM Corp.
200	1.00%, 08/05/2013	201
	Raytheon Co.
265	1.63%, 10/15/2015	264
	Seagate Technology International
15	10.00%, 05/01/2014 ■	18

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 42.7% - (continued)
	Computer and Electronic Product Manufacturing - 0.3% - (continued)
	Siemens Finance
$100	6.13%, 08/17/2026 ■	$115
	Thermo Fisher Scientific, Inc.
65	3.20%, 05/01/2015	69
100	5.00%, 06/01/2015	113
		780
	Finance and Insurance - 19.2%
	Abbey National Treasury Service
200	3.88%, 11/10/2014 ■	206
	Ace Capital Trust II
90	9.70%, 04/01/2030	108
	Aegon N.V.
100	4.63%, 12/01/2015	107
	Aflac, Inc.
25	3.45%, 08/15/2015	26
	Allied World Assurance
50	7.50%, 08/01/2016	57
	Allstate Corp.
175	7.45%, 05/16/2019	219
	American Express Centurion Bank
300	6.00%, 09/13/2017	344
	American Express Co.
250	7.25%, 05/20/2014	293
200	8.13%, 05/20/2019	257
	American Express Credit Corp.
325	2.75%, 09/15/2015	328
	Ameriprise Financial, Inc.
50	5.30%, 03/15/2020	55
370	5.65%, 11/15/2015	422
	AON Corp.
275	5.00%, 09/30/2020	283
	Avalonbay Communities, Inc.
275	5.70%, 03/15/2017	312
	BAE Systems Holdings, Inc.
40	4.95%, 06/01/2014 ■	44
25	6.38%, 06/01/2019 ■	29
	Banco do Brasil
100	8.50%, 10/20/2020 §♠	119
	Banco Mercantil Del Norte S.A.
10	6.14%, 10/13/2016 §Δ	10
	Bancolombia S.A.
90	6.13%, 07/26/2020	94
	Bank of America Corp.
300	5.42%, 03/15/2017	305
100	5.63%, 07/01/2020	104
980	5.65%, 05/01/2018	1,032
40	5.75%, 12/01/2017	42
265	6.00%, 09/01/2017	285
200	6.50%, 09/15/2037	200
50	7.25%, 10/15/2025	55
300	7.38%, 05/15/2014	340
	Bank of China Hong Kong
125	5.55%, 02/11/2020 ■	132
	Bank of New York Mellon Corp.
850	2.95%, 06/18/2015	890
	Barclays Bank plc
250	5.13%, 01/08/2020	271
250	5.14%, 10/14/2020	247
340	6.05%, 12/04/2017 ■	372
	BB&T Corp.
250	3.85%, 07/27/2012	262
200	4.90%, 06/30/2017	213
100	6.50%, 08/01/2011	104
	Bear Stearns & Co., Inc.
250	5.30%, 10/30/2015	281
90	5.35%, 02/01/2012	95
125	6.95%, 08/10/2012	138
320	7.25%, 02/01/2018	391
	BP Capital Markets plc
375	3.13%, 10/01/2015	385
100	3.88%, 03/10/2015	106
200	5.25%, 11/07/2013	219
	Branch Banking & Trust
250	5.63%, 09/15/2016	285
	Brandywine Operating Partnership
215	5.70%, 05/01/2017	223
21	5.75%, 04/01/2012	22
150	7.50%, 05/15/2015	169
	Capital One Bank
250	8.80%, 07/15/2019	317
	Capital One Financial Corp.
75	6.15%, 09/01/2016	83
125	6.75%, 09/15/2017	150
25	7.38%, 05/23/2014	29
	Citigroup, Inc.
90	4.75%, 05/19/2015	96
161	5.38%, 08/09/2020	170
975	5.50%, 08/27/2012 - 02/15/2017	1,044
85	6.00%, 10/31/2033	82
1,230	6.13%, 11/21/2017 - 08/25/2036	1,319
175	6.88%, 03/05/2038	194
75	8.50%, 05/22/2019	94
	Comerica, Inc.
25	3.00%, 09/16/2015	26
	Countrywide Financial Corp.
40	5.80%, 06/07/2012	42
150	6.25%, 05/15/2016	160
	Credit Suisse
240	5.40%, 01/14/2020	260
	Credit Suisse First Boston USA, Inc.
35	6.13%, 11/15/2011	37
	Credit Suisse New York
250	4.38%, 08/05/2020	257
100	5.00%, 05/15/2013	109
865	6.00%, 02/15/2018	972
	Development Bank of Kazakhstan
105	7.38%, 11/12/2013	113
	Duke Realty L.P.
170	6.75%, 03/15/2020	192
260	7.38%, 02/15/2015	299
	Equity One, Inc.
65	6.00%, 09/15/2017	67
	Everest Reinsurance Holdings, Inc.
70	5.40%, 10/15/2014	75
50	6.60%, 05/15/2037 Δ	48

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 42.7% - (continued)
	Finance and Insurance - 19.2% - (continued)
	Farmers Exchange Capital
$200	7.05%, 07/15/2028 ■	$196
	Federal Realty Investment Trust
55	5.95%, 08/15/2014	62
	General Electric Capital Corp.
600	1.88%, 09/16/2013	607
325	3.50%, 06/29/2015	344
700	5.40%, 09/20/2013	777
55	5.50%, 01/08/2020	60
950	5.63%, 09/15/2017 - 05/01/2018	1,062
395	5.88%, 01/14/2038	402
305	6.00%, 06/15/2012	329
90	6.15%, 08/07/2037	94
305	6.75%, 03/15/2032	340
	Goldman Sachs Group, Inc.
630	3.70%, 08/01/2015	652
50	5.38%, 03/15/2020	53
200	5.70%, 09/01/2012	215
75	5.95%, 01/15/2027	75
580	6.25%, 09/01/2017	655
200	6.35%, 02/15/2034	191
570	6.45%, 05/01/2036	579
205	6.60%, 01/15/2012	218
305	7.50%, 02/15/2019	367
	Guardian Life Insurance Co.
250	7.38%, 09/30/2039 ■	291
	HBOS plc
50	6.00%, 11/01/2033 ■	41
	Health Care Properties
20	5.65%, 12/15/2013	22
80	6.00%, 01/30/2017	87
	HSBC Bank plc
300	1.63%, 08/12/2013 ■	303
	HSBC Bank USA
250	6.00%, 08/09/2017	280
	HSBC Holdings plc
115	3.50%, 06/28/2015 ■	122
600	6.80%, 06/01/2038	667
	HSBC USA, Inc.
175	5.00%, 09/27/2020	175
	Itau Unibanco Holding S.A.
100	5.75%, 01/22/2021 ■	102
	John Deere Capital Corp.
650	2.80%, 09/18/2017	660
	JP Morgan Chase & Co.
300	4.25%, 10/15/2020	302
200	4.40%, 07/22/2020	204
315	5.13%, 09/15/2014	345
20	5.88%, 03/15/2035	19
575	6.00%, 01/15/2018	656
725	6.30%, 04/23/2019	846
	JP Morgan Chase Capital XXV
50	6.80%, 10/01/2037	50
	JP Morgan Chase XVII
50	5.85%, 08/01/2035	47
	Key Bank NA
250	5.45%, 03/03/2016	272
	Keycorp
375	3.75%, 08/13/2015	386
	Kimco Realty Corp.
300	4.30%, 02/01/2018	305
20	5.58%, 11/23/2015	22
50	5.70%, 05/01/2017	55
30	5.78%, 03/15/2016	33
	Liberty Mutual Group, Inc.
60	5.75%, 03/15/2014 ■	63
80	7.50%, 08/15/2036 ■	80
	Liberty Property L.P.
115	4.75%, 10/01/2020	119
50	5.50%, 12/15/2016	56
	Lincoln National Corp.
50	4.30%, 06/15/2015	53
80	5.65%, 08/27/2012	85
35	6.15%, 04/07/2036	35
50	6.25%, 02/15/2020	56
100	7.00%, 06/15/2040	110
	Marsh & McLennan Cos., Inc.
295	4.85%, 02/15/2013	311
30	5.38%, 07/15/2014	33
200	5.75%, 09/15/2015	223
	Massachusetts Mutual Life Insurance Co.
225	8.88%, 06/01/2039 ■	298
	Medco Health Solutions, Inc.
525	2.75%, 09/15/2015	539
75	7.13%, 03/15/2018	92
	Merrill Lynch & Co., Inc.
325	5.45%, 02/05/2013 - 07/15/2014	347
100	6.05%, 05/16/2016	106
100	6.22%, 09/15/2026	100
320	6.40%, 08/28/2017	349
125	7.75%, 05/14/2038	137
	Met Life Global Funding I
500	2.50%, 01/11/2013 - 09/29/2015 ■	507
	Metlife, Inc.
275	6.38%, 06/15/2034	304
50	7.72%, 02/15/2019	64
	Mizuho Financial Group, Inc.
100	5.79%, 04/15/2014 ■	111
	Morgan Stanley
225	4.00%, 07/24/2015	232
190	4.75%, 04/01/2014	198
400	5.45%, 01/09/2017	425
425	5.63%, 09/23/2019	446
650	6.00%, 04/28/2015	723
535	6.63%, 04/01/2018	601
	National City Corp.
40	4.90%, 01/15/2015	44
85	6.88%, 05/15/2019	99
	National Rural Utilities Cooperative Finance Corp.
235	1.90%, 11/01/2015	235
150	7.25%, 03/01/2012	163
	Nationwide Mutual Insurance Co.
225	9.38%, 08/15/2039 ■	264
	New York Life Global Funding
200	3.00%, 05/04/2015 ■	212
	Nomura Holdings, Inc.
300	5.00%, 03/04/2015	325
The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 42.7% - (continued)
	Finance and Insurance - 19.2% - (continued)
	Nordea Bank Ab
$100	2.50%, 11/13/2012 ■	$103
105	3.70%, 11/13/2014 ■	112
	Pacific Life Insurance Co.
100	9.25%, 06/15/2039 ■	122
	PNC Funding Corp.
150	3.63%, 02/08/2015	159
300	5.25%, 11/15/2015	334
60	5.50%, 09/28/2012	64
190	5.63%, 02/01/2017	208
	Pricoa Global Funding I
100	5.45%, 06/11/2014 ■	112
	Principal Financial Group, Inc.
65	7.88%, 05/15/2014	77
40	8.88%, 05/15/2019	52
	ProLogis
95	6.25%, 03/15/2017	102
	Prudential Financial, Inc.
170	6.10%, 06/15/2017	191
265	6.20%, 01/15/2015	301
335	6.63%, 06/21/2040	369
	Realty Income Corp.
50	5.75%, 01/15/2021	54
185	6.75%, 08/15/2019	214
	Reinsurance Group of America, Inc.
60	5.63%, 03/15/2017	65
	Royal Bank of Scotland plc
210	3.95%, 09/21/2015	216
200	4.88%, 08/25/2014 ■	214
125	4.88%, 03/16/2015	135
	SB Capital S.A.
205	5.50%, 07/07/2015	211
	Simon Property Group L.P.
100	4.20%, 02/01/2015	108
120	4.38%, 03/01/2021	123
100	5.75%, 12/01/2015	114
200	6.13%, 05/30/2018	231
100	6.75%, 02/01/2040	115
	Standard Chartered plc
200	5.50%, 11/18/2014 ■	223
	State Street Capital Trust IV
100	1.29%, 06/15/2037 Δ	74
	Svenska Handelsbanken Ab
100	4.88%, 06/10/2014 ■	110
	Symetra Financial Corp.
10	6.13%, 04/01/2016 ■	10
	Teachers Insurance & Annuity Association
272	6.85%, 12/16/2039 ■	320
	U.S. Bancorp
375	2.00%, 06/14/2013	386
	UBS AG Stamford CT
500	4.88%, 08/04/2020	536
200	5.88%, 07/15/2016	223
	UFJ Finance Aruba AEC
100	6.75%, 07/15/2013	114
	United Dominion Realty Trust, Inc.
55	6.05%, 06/01/2013	59
	UnitedHealth Group, Inc.
10	3.88%, 10/15/2020	10
326	5.50%, 11/15/2012	353
50	5.80%, 03/15/2036	51
130	6.00%, 02/15/2018	151
100	6.63%, 11/15/2037	112
	Unitrin, Inc.
100	4.88%, 11/01/2010	100
	Unum Group
105	7.13%, 09/30/2016	121
	Ventas Realty L.P.
10	6.50%, 06/01/2016	11
	Wachovia Bank NA
525	6.60%, 01/15/2038	582
	Wachovia Corp.
55	4.88%, 02/15/2014	59
100	5.50%, 05/01/2013	110
420	5.63%, 10/15/2016	468
50	5.75%, 06/15/2017	57
	Wellpoint, Inc.
525	6.00%, 02/15/2014	596
60	7.00%, 02/15/2019	73
	Wells Fargo & Co.
100	3.63%, 04/15/2015	105
100	3.75%, 10/01/2014	107
150	4.38%, 01/31/2013	160
750	5.63%, 12/11/2017	848
	WR Berkley Corp.
25	5.88%, 02/15/2013	27
	XL Capital Ltd.
50	5.25%, 09/15/2014	54
		48,747
	Food Manufacturing - 0.8%
	Cargill, Inc.
95	5.60%, 09/15/2012 ■	103
300	6.00%, 11/27/2017 ■	355
	Kraft Foods, Inc.
210	5.38%, 02/10/2020	235
600	6.50%, 08/11/2017 - 02/09/2040	704
425	6.75%, 02/19/2014	497
	Wrigley Jr., William Co.
200	1.66%, 06/28/2011 ■Δ	200
		2,094
	Food Services - 0.2%
	McDonald's Corp.
400	6.30%, 10/15/2037	478

	Foreign Governments - 2.0%
	Bahrain (Kingdom of)
100	5.50%, 03/31/2020 §	105
	Banco Nacional De Desenvolvimento
100	6.37%, 06/16/2018 §	115

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 42.7% - (continued)
		Foreign Governments - 2.0% - (continued)
		Brazil (Republic of)
BRL	97	6.00%, 05/15/2015 ж	$57
	10	7.13%, 01/20/2037	13
	155	7.88%, 03/07/2015	193
	145	8.25%, 01/20/2034	212
	220	10.13%, 05/15/2027	363
	35	10.50%, 07/14/2014	46
	15	12.25%, 03/06/2030	29
		Egypt Treasury Bill
EGP	125	9.50%, 04/19/2011 ○	21
EGP	150	9.60%, 12/21/2010 ○	26
EGP	50	10.06%, 12/07/2010 ○	9
EGP	200	10.07%, 12/21/2010 ○	34
EGP	125	10.22%, 02/01/2011 ○	21
		Emirate of Abu Dhabi
	100	6.75%, 04/08/2019 §	120
		Hungary (Republic of)
HUF	1,800	6.00%, 11/24/2023	8
		Mexican Bonos De Desarrollo
MXN	1,775	7.25%, 12/15/2016	156
		Panama (Republic of)
	60	7.25%, 03/15/2015	73
	110	8.88%, 09/30/2027	164
	50	9.38%, 04/01/2029	77
		Peru (Republic of)
	15	6.55%, 03/14/2037	18
	120	8.38%, 05/03/2016	154
	90	8.75%, 11/21/2033	138
	90	9.88%, 02/06/2015	117
		Poland (Republic of)
	35	3.88%, 07/16/2015	37
EUR	10	5.25%, 01/20/2025	15
	20	6.38%, 07/15/2019	24
		Qatar (State of)
	90	9.75%, 06/15/2030 §	141
		Russian Federation Government
	300	3.63%, 04/29/2015 ■	307
	100	3.63%, 04/29/2015 §	102
	327	7.50%, 03/31/2030 §	392
	165	11.00%, 07/24/2018 §	237
	195	12.75%, 06/24/2028 §	356
		South Africa (Republic of)
	145	6.50%, 06/02/2014	167
		United Mexican States
	280	5.63%, 01/15/2017	324
	174	5.75%, 10/12/2110	171
	16	5.88%, 02/17/2014	18
	132	6.05%, 01/11/2040	152
	70	6.38%, 01/16/2013	78
	70	6.63%, 03/03/2015	83
	25	7.50%, 04/08/2033	33
MXN	510	7.75%, 12/14/2017	46
MXN	175	8.00%, 12/19/2013	15
	100	8.30%, 08/15/2031	145
MXN	300	9.50%, 12/18/2014	28
ITL	5,000	11.00%, 05/08/2017	5
			5,145
		Health Care and Social Assistance - 1.6%
		Amgen, Inc.
	100	3.45%, 10/01/2020	100
	35	4.50%, 03/15/2020	38
	425	6.40%, 02/01/2039	497
	225	6.90%, 06/01/2038	279
		Cardinal Health, Inc.
	250	4.00%, 06/15/2015	267
		Celgene Corp.
	115	2.45%, 10/15/2015	116
		CVS Caremark Corp.
	315	3.25%, 05/18/2015	331
	75	5.75%, 06/01/2017	86
	200	6.13%, 09/15/2039	216
	150	6.25%, 06/01/2027	167
	38	6.94%, 01/10/2030	42
		CVS Lease Pass-Through Trust
	18	6.04%, 12/10/2028	19
		Express Scripts, Inc.
	250	6.25%, 06/15/2014	288
		Merck & Co., Inc.
	350	4.00%, 06/30/2015	388
		Pfizer, Inc.
	255	6.20%, 03/15/2019	313
	450	7.20%, 03/15/2039	598
		Roche Holdings, Inc.
	250	6.00%, 03/01/2019 ■	302
			4,047
		Information - 3.9%
		America Movil S.A. de C.V.
	160	5.00%, 03/30/2020	175
		AT&T, Inc.
	400	2.50%, 08/15/2015	411
	450	4.85%, 02/15/2014	499
	270	5.35%, 09/01/2040 ■	265
	90	6.15%, 09/15/2034	96
	400	6.30%, 01/15/2038	440
	360	6.50%, 09/01/2037	404
		BellSouth Corp.
	30	5.20%, 09/15/2014	34
		BellSouth Telecommunications
	300	7.00%, 12/01/2095	331
		British Telecommunications plc
	350	5.15%, 01/15/2013	378
	60	9.88%, 12/15/2030 Δ	83
		Cellco Partnership - Verizon Wireless Capital
	300	5.55%, 02/01/2014	338
	325	8.50%, 11/15/2018	445
		Deutsche Telekom International Finance B.V.
	425	4.88%, 07/08/2014	471
	270	8.75%, 06/15/2030	375
		Microsoft Corp.
	250	4.50%, 10/01/2040	239
		Qwest Corp.
	25	7.63%, 06/15/2015	29
	100	8.88%, 03/15/2012	109
		SBA Tower Trust
	205	4.25%, 04/15/2015 ■	219

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 42.7% - (continued)
	Information - 3.9% - (continued)
	Telecom Italia Capital
$10	5.25%, 10/01/2015	$11
180	6.20%, 07/18/2011	186
225	7.72%, 06/04/2038	259
	Telefonica Emisiones SAU
525	2.58%, 04/26/2013	539
	Telefonica Europe B.V.
240	8.25%, 09/15/2030	314
	Telefonos De Mexico SAB
100	5.50%, 11/15/2019	110
	Time Warner Cable, Inc.
120	5.40%, 07/02/2012	128
125	6.75%, 06/15/2039	143
300	7.30%, 07/01/2038	362
625	8.25%, 04/01/2019	814
	Verizon Communications, Inc.
450	6.10%, 04/15/2018	535
150	6.35%, 04/01/2019	184
170	6.40%, 02/15/2038	193
280	8.75%, 11/01/2018	385
	Verizon Global Funding Corp.
310	7.75%, 12/01/2030	392
		9,896
	Machinery Manufacturing - 0.3%
	Xerox Corp.
275	4.25%, 02/15/2015	296
100	6.35%, 05/15/2018	117
190	6.40%, 03/15/2016	224
100	8.25%, 05/15/2014	120
		757
	Mining - 0.8%
	Anglo American Capital plc
200	2.15%, 09/27/2013 ■	203
	Codelco, Inc.
100	3.75%, 11/04/2020 ■	98
	Falconbridge Ltd.
75	5.38%, 06/01/2015	82
75	6.00%, 10/15/2015	84
	Inco Ltd.
30	7.20%, 09/15/2032	33
45	7.75%, 05/15/2012	49
	Rio Tinto Finance USA Ltd.
221	1.88%, 11/02/2015	221
550	5.88%, 07/15/2013	622
380	8.95%, 05/01/2014	475
	Teck Cominco Ltd.
20	6.13%, 10/01/2035	21
	Teck Resources Ltd.
75	4.50%, 01/15/2021	78
67	9.75%, 05/15/2014	84
		2,050
	Miscellaneous Manufacturing - 0.2%
	Goodrich Corp.
35	6.29%, 07/01/2016	42
	Hutchison Whampoa International Ltd.
200	5.75%, 09/11/2019 ■	221
	Textron, Inc.
300	6.20%, 03/15/2015	335
		598
	Motor Vehicle & Parts Manufacturing - 0.2%
	DaimlerChrysler NA Holdings Corp.
370	6.50%, 11/15/2013	426
100	8.50%, 01/18/2031	134
		560
	Petroleum and Coal Products Manufacturing - 1.8%
	AGL Capital Corp.
35	6.38%, 07/15/2016	42
	Amerada Hess Corp.
45	7.88%, 10/01/2029	57
	Atmos Energy Corp.
40	6.35%, 06/15/2017	46
	ConocoPhillips
250	7.00%, 03/30/2029	291
	Devon Energy Corp.
260	7.95%, 04/15/2032	350
	EnCana Corp.
40	6.50%, 05/15/2019	50
	Gaz Capital S.A.
110	8.63%, 04/28/2034 §	136
300	9.25%, 04/23/2019 §	372
	Hess Corp.
150	5.60%, 02/15/2041	153
185	7.00%, 02/15/2014	217
	Panhandle Eastern Pipeline
75	6.20%, 11/01/2017	83
	Pemex Project Funding Master Trust
50	5.75%, 03/01/2018	56
140	6.63%, 06/15/2035 - 06/15/2038	155
	Petrobras International Finance Co.
145	6.88%, 01/20/2040	168
	Sempra Energy
25	6.50%, 06/01/2016	30
70	8.90%, 11/15/2013	84
	Shell International Finance B.V.
150	3.10%, 06/28/2015	159
200	6.38%, 12/15/2038	244
	Talisman Energy, Inc.
15	7.75%, 06/01/2019	20
	Transocean, Inc.
350	4.95%, 11/15/2015	371
	Valero Energy Corp.
210	4.50%, 02/01/2015	225
160	6.13%, 02/01/2020	177
195	6.63%, 06/15/2037	197
	Weatherford International Ltd.
225	6.00%, 03/15/2018	252
150	7.00%, 03/15/2038	164
	Williams Partners L.P.
385	3.80%, 02/15/2015	408
	XTO Energy, Inc.
45	7.50%, 04/15/2012	49
		4,556
	Pipeline Transportation - 1.0%
	DCP Midstream LLC
250	6.75%, 09/15/2037 ■	271
	Enterprise Products Operating L.P.
30	5.25%, 01/31/2020	33
615	5.65%, 04/01/2013	671

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 42.7% - (continued)
	Pipeline Transportation - 1.0% - (continued)
	Enterprise Products Operations LLC
$100	6.50%, 01/31/2019	$118
	Kinder Morgan Energy
50	7.75%, 03/15/2032	59
	Kinder Morgan Energy Partners L.P.
150	6.55%, 09/15/2040	161
90	6.95%, 01/15/2038	100
200	7.13%, 03/15/2012	215
50	7.30%, 08/15/2033	57
100	9.00%, 02/01/2019	131
	Plains All American Pipeline L.P.
100	3.95%, 09/15/2015	106
125	5.75%, 01/15/2020	140
	TransCanada Pipelines Ltd.
280	3.80%, 10/01/2020	289
45	7.63%, 01/15/2039	59
		2,410
	Primary Metal Manufacturing - 0.3%
	Alcan, Inc.
50	6.13%, 12/15/2033	56
	Alcoa, Inc.
55	6.15%, 08/15/2020	58
	ArcelorMittal
150	3.75%, 08/05/2015	154
100	5.38%, 06/01/2013	108
150	6.13%, 06/01/2018	164
125	9.00%, 02/15/2015	153
25	9.85%, 06/01/2019	32
		725
	Professional, Scientific and Technical Services - 0.6%
	Electronic Data Systems Corp.
40	7.45%, 10/15/2029	52
	Time Warner, Inc.
295	3.15%, 07/15/2015	309
275	4.88%, 03/15/2020	302
100	6.20%, 07/01/2013	112
510	7.63%, 04/15/2031 ‡	621
		1,396
	Public Administration - 0.3%
	Waste Management, Inc.
325	6.13%, 11/30/2039	351
250	6.38%, 03/11/2015	294
		645
	Rail Transportation - 0.1%
	Burlington Northern Santa Fe Corp.
150	5.75%, 05/01/2040	159
	Union Pacific Corp.
60	4.00%, 02/01/2021	62
		221
	Real Estate and Rental and Leasing - 0.6%
	AMB Property L.P.
175	4.50%, 08/15/2017	179
100	6.13%, 12/01/2016	112
	COX Communications, Inc.
220	6.45%, 12/01/2036 ■	239
215	7.13%, 10/01/2012	238
	Duke Realty L.P.
15	5.95%, 02/15/2017	16
	ERAC USA Finance Co.
175	2.75%, 07/01/2013 ■	180
50	5.80%, 10/15/2012 ■	54
125	7.00%, 10/15/2037 ■	139
	Regency Centers L.P.
190	4.80%, 04/15/2021	191
30	5.25%, 08/01/2015	32
15	5.88%, 06/15/2017	17
	Westfield Group ADR
10	5.40%, 10/01/2012 ■	11
		1,408
	Retail Trade - 1.0%
	Energy Transfer Partners
175	5.65%, 08/01/2012	186
125	6.63%, 10/15/2036	130
130	8.50%, 04/15/2014	155
	Home Depot, Inc.
205	3.95%, 09/15/2020	210
	Kroger Co.
600	5.50%, 02/01/2013	656
210	6.80%, 04/01/2011	215
	Safeway, Inc.
100	3.95%, 08/15/2020	100
	Wal-Mart Stores, Inc.
600	3.25%, 10/25/2020	594
350	6.20%, 04/15/2038	404
		2,650
	Utilities - 3.0%
	AES Panama S.A.
15	6.35%, 12/21/2016 §	16
	CenterPoint Energy Houston Electric LLC
35	7.00%, 03/01/2014	41
	CenterPoint Energy Resources Corp.
25	7.75%, 02/15/2011	25
	Commonwealth Edison Co.
100	5.80%, 03/15/2018	116
	Cons Edison Co. of NY
140	5.70%, 06/15/2040	152
	Dominion Resources, Inc.
35	5.20%, 08/15/2019	40
181	6.25%, 06/30/2012	197
	Duke Energy Indiana, Inc.
225	3.75%, 07/15/2020	232
	Edison International
140	3.75%, 09/15/2017	145
	Electricite de France
150	4.60%, 01/27/2020 ■	165
	Enel Finance International S.A.
100	3.88%, 10/07/2014 ■	106
125	5.13%, 10/07/2019 ■	135
	Entergy Corp.
200	3.63%, 09/15/2015	204
	Entergy Texas, Inc.
50	7.13%, 02/01/2019	61
	Exelon Generation Co. LLC
325	4.00%, 10/01/2020	324
120	5.20%, 10/01/2019	132
125	5.35%, 01/15/2014	139
	Georgia Power Co.
320	4.75%, 09/01/2040	298

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 42.7% - (continued)
	Utilities - 3.0% - (continued)
	Kansas City Power & Light Co.
$50	7.15%, 04/01/2019	$62
	MidAmerican Energy Holdings Co.
285	5.00%, 02/15/2014	313
100	5.75%, 04/01/2018	116
250	5.88%, 10/01/2012	272
	Nevada Power Co.
100	6.50%, 08/01/2018	121
	NiSource Finance Corp.
10	5.25%, 09/15/2017	11
140	6.40%, 03/15/2018	162
	Oncor Electric Delivery Co.
300	5.00%, 09/30/2017 ■	334
215	5.25%, 09/30/2040 ■	209
	Pacific Gas & Electric Co.
150	6.05%, 03/01/2034	168
	Pacificorp
250	6.25%, 10/15/2037	292
	Peco Energy Co.
20	5.70%, 03/15/2037	22
	Pepco Holdings, Inc.
230	2.70%, 10/01/2015	233
	Progress Energy, Inc.
390	6.85%, 04/15/2012	422
150	7.05%, 03/15/2019	186
	PSEG Power LLC
275	2.50%, 04/15/2013	284
	San Diego Gas & Electric Co.
285	4.50%, 08/15/2040	268
	Sierra Pacific Power Co.
100	6.00%, 05/15/2016	117
	Southern California Edison Co.
225	4.50%, 09/01/2040	209
	Southern Co.
300	2.38%, 09/15/2015	305
	Union Electric Co.
145	6.40%, 06/15/2017	169
	Virginia Electric & Power Co.
325	3.45%, 09/01/2022	323
200	6.35%, 11/30/2037	235
	Xcel Energy, Inc.
150	4.70%, 05/15/2020	164
		7,525
	Wholesale Trade - 0.1%
	Avnet, Inc.
50	6.63%, 09/15/2016	58
	International Paper Co.
200	7.30%, 11/15/2039	228
50	9.38%, 05/15/2019	66
		352
	Total corporate bonds: investment grade
	(cost $103,451)	$108,540

CORPORATE BONDS: NON-INVESTMENT GRADE - 8.1%
	Accommodation and Food Services - 0.1%
	Harrah's Operating Co., Inc.
$90	11.25%, 06/01/2017	$100
	MGM Mirage, Inc.
25	9.00%, 03/15/2020 ■	27
20	11.13%, 11/15/2017	23
	Wynn Las Vegas LLC
35	7.75%, 08/15/2020 ■	38
		188
	Administrative Waste Management and Remediation - 0.0%
	Iron Mountain, Inc.
25	8.75%, 07/15/2018	27

	Agriculture, Forestry, Fishing and Hunting - 0.1%
	Majapahit Holding B.V.
100	7.75%, 10/17/2016 §	118
	Southern States Coop, Inc.
25	11.25%, 05/15/2015 ■	26
	Weyerhaeuser Co.
110	7.38%, 03/15/2032	112
		256
	Air Transportation - 0.0%
	Continental Airlines, Inc.
15	4.50%, 01/15/2015 ۞	26
39	6.90%, 04/19/2022	40
20	9.80%, 04/01/2021	20
	Delta Air Lines
25	7.92%, 11/18/2010	25
		111
	Arts, Entertainment and Recreation - 0.3%
	AMC Entertainment, Inc.
65	8.00%, 03/01/2014	66
	CCO Holdings LLC
25	7.25%, 10/30/2017 ■	26
10	7.88%, 04/30/2018 ■	11
5	8.13%, 04/30/2020 ■	5
	Cedar Fair L.P.
50	9.13%, 08/01/2018 ■	54
	Cenveo Corp.
25	8.88%, 02/01/2018	25
	Clear Channel Worldwide Holdings, Inc.
50	9.25%, 12/15/2017	55
	Equinix, Inc.
30	8.13%, 03/01/2018	32
	Fidelity National Information Services, Inc.
10	7.63%, 07/15/2017 ■	11
5	7.88%, 07/15/2020 ■	5
	First Data Corp.
105	9.88%, 09/24/2015	89
108	10.55%, 09/24/2015	90
	Liberty Media Corp.
30	8.50%, 07/15/2029	30
	Lin Television Corp.
10	8.38%, 04/15/2018	11
	Marquee Holdings, Inc.
20	9.51%, 08/15/2014	16
	Net Servicos de Comunicacao S.A.
100	7.50%, 01/27/2020 §	116
	Nielsen Finance LLC
60	9.41%, 08/01/2016 ○	61

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 8.1% - (continued)
	Arts, Entertainment and Recreation - 0.3% - (continued)
	Peninsula Gaming LLC
$40	8.38%, 08/15/2015	$42
5	10.75%, 08/15/2017	5
	Regal Entertainment Group
15	9.13%, 08/15/2018	16
	Seneca Gaming Corp.
30	7.25%, 05/01/2012	29
	Sinclair Television Group
65	9.25%, 11/01/2017 ■	71
	Virgin River Casino Corp.
10	9.00%, 01/15/2012 ●	5
	Yonkers Racing Corp.
14	11.38%, 07/15/2016 ■	16
		887
	Beverage and Tobacco Product Manufacturing - 0.0%
	Constellation Brands, Inc.
45	7.25%, 09/01/2016	49

	Chemical Manufacturing - 0.2%
	Celanese US Holdings LLC
50	6.63%, 10/15/2018 ■	53
	CF Industries Holdings, Inc.
30	6.88%, 05/01/2018	34
35	7.13%, 05/01/2020	41
	Diversey, Inc.
30	8.25%, 11/15/2019	33
	Ferro Corp.
20	7.88%, 08/15/2018	21
	Hexion Specialty Chemicals
25	9.75%, 11/15/2014	26
	Hexion U.S. Finance Corp.
35	9.00%, 11/15/2020 ■☼	36
	Methanex Corp.
20	8.75%, 08/15/2012	21
	Momentive Performance
45	9.00%, 01/15/2021 ■☼	47
65	9.75%, 12/01/2014	69
	Omnova Solutions, Inc.
40	7.88%, 11/01/2018 ■☼	41
	Solutia, Inc.
25	7.88%, 03/15/2020	28
		450
	Computer and Electronic Product Manufacturing - 0.2%
	Advanced Micro Devices, Inc.
25	7.75%, 08/01/2020 ■	27
5	8.13%, 12/15/2017	5
	Esterline Technologies Corp.
60	7.00%, 08/01/2020 ■	64
	Freescale Semiconductor, Inc.
84	9.13%, 12/15/2014	85
25	9.25%, 04/15/2018 ■	27
	Hologic, Inc.
25	2.00%, 12/15/2037۞	23
	Jabil Circuit, Inc.
25	5.63%, 12/15/2020	25
20	8.25%, 03/15/2018	23
	Seagate HDD Cayman
65	6.88%, 05/01/2020 ■	66
	Sorenson Communications
65	10.50%, 02/01/2015 ■	40
		385
	Construction - 0.0%
	K. Hovnanian Enterprises
30	10.63%, 10/15/2016	30
	Pulte Homes, Inc.
45	5.20%, 02/15/2015	43
	Toll Brothers Finance Corp.
20	6.75%, 11/01/2019	21
		94
	Fabricated Metal Product Manufacturing - 0.1%
	BWAY Holding Co.
35	10.00%, 06/15/2018 ■	38
	Crown Americas, Inc.
55	7.63%, 05/15/2017	60
	Hawk Corp.
15	8.75%, 11/01/2014	16
	Masco Corp.
25	7.13%, 03/15/2020	26
		140
	Finance and Insurance - 1.1%
	Akbank T.A.S.
100	5.13%, 07/22/2015 ■	101
	Ally Financial, Inc.
105	7.50%, 09/15/2020 ■	113
40	8.00%, 03/15/2020 ■	44
	American International Group, Inc.
100	6.25%, 03/15/2037	90
	Arch Western Finance LLC
7	6.75%, 07/01/2013	7
	BAC Capital Trust XI
135	6.63%, 05/23/2036	132
	BAC Capital Trust XIV
20	5.63%, 03/15/2012 ♠Δ	14
	CIT Group Funding Co.
53	10.25%, 05/01/2015 - 05/01/2017	54
	CIT Group, Inc.
357	7.00%, 05/01/2013 - 05/01/2017	356
	Citigroup, Inc.
160	8.30%, 12/21/2057 Δ	168
	CPM Holdings, Inc.
30	10.63%, 09/01/2014 ■	32
	Credit Acceptance Corp.
15	9.13%, 02/01/2017 ■	16
	Discover Financial Services, Inc.
10	6.45%, 06/12/2017	11
	Dollar Financial Corp.
20	3.00%, 04/01/2028۞	23
	Ford Motor Credit Co.
15	7.00%, 10/01/2013	16
100	8.00%, 12/15/2016	117
100	8.13%, 01/15/2020	122
	General Motors Acceptance Corp.
245	8.00%, 11/01/2031	267
	GMAC LLC
20	6.00%, 12/15/2011	21
The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 8.1% - (continued)
	Finance and Insurance - 1.1% - (continued)
	Host Hotels & Resorts L.P.
$110	6.00%, 11/01/2020 ■	$110
	Host Marriott L.P.
70	6.75%, 06/01/2016	73
	International Lease Finance Corp.
35	5.65%, 06/01/2014	35
35	6.63%, 11/15/2013	36
30	6.75%, 09/01/2016 ■	33
160	8.75%, 03/15/2017 ■	182
	Lazard Group
80	6.85%, 06/15/2017	86
	LBG Capital No. 1 plc
200	7.88%, 11/01/2020۞	198
	NB Capital Trust IV
65	8.25%, 04/15/2027	66
	Pinafore LLC
25	9.00%, 10/01/2018 ■	27
	Provident Funding Associates
150	10.25%, 04/15/2017 ■	156
	Reynolds Group Issuer, Inc.
50	8.50%, 05/15/2018 ■	51
	SLM Corp.
50	5.00%, 04/15/2015	48
	TitleMax
25	13.25%, 07/15/2015 ■	28
	Vantage Drilling Co.
36	11.50%, 08/01/2015 ■	38
	Yankee Acquisition Corp.
50	9.75%, 02/15/2017	52
		2,923
	Food Manufacturing - 0.0%
	Land O'Lakes Capital Trust
15	7.45%, 03/15/2028 ■	14
	Smithfield Foods, Inc.
40	10.00%, 07/15/2014 ■	46
		60
	Food Services - 0.0%
	Aramark Corp.
45	8.50%, 02/01/2015	47

	Foreign Governments - 2.0%
	Argentina (Republic of)
EUR 115	2.26%, 12/31/2038	61
EUR 165	7.82%, 12/31/2033	180
77	8.28%, 12/31/2033 Δ	73
154	8.28%, 12/31/2033	146
	Colombia (Republic of)
COP 180,000	7.75%, 04/14/2021	119
20	8.25%, 12/22/2014	25
COP 10,000	9.85%, 06/28/2027	8
85	10.38%, 01/28/2033	139
30	10.75%, 01/15/2013	36
150	11.75%, 02/25/2020	241
COP 108,000	12.00%, 10/22/2015	79
	Indonesia (Republic of)
305	6.75%, 03/10/2014 §	346
90	7.25%, 04/20/2015 §	107
100	8.50%, 10/12/2035 §	145
120	10.38%, 05/04/2014 §	151
	Ivory Coast (Republic of)
100	2.50%, 12/31/2032 ■	62
	Morocco (Kingdom of)
EUR 50	5.38%, 06/27/2017 §	74
	Philippines (Republic of)
30	8.25%, 01/15/2014	36
100	8.38%, 06/17/2019	133
175	9.50%, 02/02/2030	267
100	9.88%, 01/15/2019	143
	Turkey (Republic of)
200	5.63%, 03/30/2021	224
245	6.75%, 04/03/2018	296
315	6.88%, 03/17/2036	379
205	7.25%, 03/15/2015 - 03/05/2038	247
175	8.00%, 02/14/2034	235
270	9.50%, 01/15/2014	330
TRY 7	10.00%, 02/15/2012 ж	5
	Ukraine Government
EUR 125	4.95%, 10/13/2015 §	158
	Uruguay (Republic of)
50	8.00%, 11/18/2022	67
	Venezuela (Republic of)
120	7.00%, 03/31/2038 §	67
20	8.25%, 10/13/2024 §	13
45	8.50%, 10/08/2014	38
195	9.00%, 05/07/2023 §	134
20	9.25%, 09/15/2027	15
311	9.25%, 05/07/2028 §	206
35	9.38%, 01/13/2034	23
115	12.75%, 08/23/2022 §	100
		5,108
	Furniture and Related Product Manufacturing - 0.0%
	Masco Corp.
35	6.13%, 10/03/2016	36
25	6.50%, 08/15/2032	22
		58
	Health Care and Social Assistance - 0.6%
	Alere, Inc.
25	9.00%, 05/15/2016	27
	American Renal Holdings
40	8.38%, 05/15/2018 ■	42
	Amylin Pharmaceuticals, Inc.
15	3.00%, 06/15/2014۞	13
	Biomet, Inc.
15	10.00%, 10/15/2017	17
10	10.38%, 10/15/2017	11
	Bioscrip, Inc.
40	10.25%, 10/01/2015	42
	Community Health Systems, Inc.
125	8.88%, 07/15/2015	134
	Cubist Pharmaceuticals, Inc.
30	2.25%, 06/15/2013۞	32

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 8.1% - (continued)
	Health Care and Social Assistance - 0.6% - (continued)
	HCA, Inc.
$10	6.50%, 02/15/2016	$10
40	7.25%, 09/15/2020	44
133	9.63%, 11/15/2016	144
40	9.88%, 02/15/2017	45
	HealthSouth Corp.
100	7.25%, 10/01/2018	104
	IMS Health, Inc.
50	12.50%, 03/01/2018 ■	58
	Life Technologies Corp.
305	4.40%, 03/01/2015	326
	Radiation Therapy Services, Inc.
40	9.88%, 04/15/2017 ■	40
	Rite Aid Corp.
50	8.00%, 08/15/2020 ■	52
15	9.75%, 06/12/2016	16
15	10.25%, 10/15/2019	16
65	10.38%, 07/15/2016	69
	Tenet Healthcare Corp.
95	8.88%, 07/01/2019	107
50	9.00%, 05/01/2015	55
		1,404
	Information - 0.7%
	Charter Communications Holdings II LLC
29	13.50%, 11/30/2016	35
	Cincinnati Bell, Inc.
30	8.25%, 10/15/2017	30
15	8.75%, 03/15/2018	15
	Citizens Communications Co.
35	7.13%, 03/15/2019	38
	Cricket Communications, Inc.
40	7.75%, 05/15/2016	43
85	10.00%, 07/15/2015	93
	CSC Holdings, Inc.
135	7.63%, 07/15/2018	149
	Deluxe Corp.
35	7.38%, 06/01/2015	36
	Frontier Communications Corp.
105	8.13%, 10/01/2018	120
30	8.25%, 05/01/2014 - 04/15/2017	34
	Intelsat Bermuda Ltd.
80	11.25%, 06/15/2016	87
98	11.50%, 02/04/2017	104
	Intelsat Intermediate Holdings Ltd.
15	9.50%, 02/01/2015	16
	Intelsat Jackson Holdings Ltd.
10	8.50%, 11/01/2019 ■	11
60	9.50%, 06/15/2016	64
	Mediacom Broadband LLC
95	8.50%, 10/15/2015	99
	Mediacom LLC
65	9.13%, 08/15/2019	69
	MetroPCS Wireless, Inc.
40	7.88%, 09/01/2018	43
90	9.25%, 11/01/2014	94
	Qwest Communications International, Inc.
35	8.00%, 10/01/2015	38
	Sprint Capital Corp.
55	6.90%, 05/01/2019	56
	Sprint Nextel Corp.
57	6.00%, 12/01/2016	57
	Terremark Worldwide, Inc.
30	12.00%, 06/15/2017	35
	West Corp.
95	8.63%, 10/01/2018 ■	99
55	9.50%, 10/15/2014	58
	Windstream Corp.
85	7.75%, 10/15/2020 ■	90
70	8.13%, 09/01/2018 ■	75
	Wireco Worldgroup, Inc.
25	9.50%, 05/15/2017 ■	26
		1,714
	Machinery Manufacturing - 0.1%
	Actuant Corp.
10	6.88%, 06/15/2017	10
	Case New Holland, Inc.
190	7.88%, 12/01/2017 ■	213
	Goodman Global Group, Inc.
45	10.97%, 12/15/2014 ђ	29
	Mueller Water Products, Inc.
25	8.75%, 09/01/2020 ■	27
		279
	Mining - 0.1%
	Arch Coal, Inc.
15	7.25%, 10/01/2020	16
5	8.75%, 08/01/2016	6
	Consol Energy, Inc.
25	8.25%, 04/01/2020 ■	28
	FMG Resources Pty Ltd.
40	7.00%, 11/01/2015 ■	41
	Peabody Energy Corp.
135	6.50%, 09/15/2020	151
		242
	Miscellaneous Manufacturing - 0.0%
	ACCO Brands Corp.
15	7.63%, 08/15/2015	15
	BE Aerospace, Inc.
70	6.88%, 10/01/2020	74
	Bombardier, Inc.
20	7.50%, 03/15/2018 ■	22
		111
	Motor Vehicle & Parts Manufacturing - 0.3%
	Accuride Corp.
40	9.50%, 08/01/2018 ■	44
	Arvinmeritor, Inc.
25	10.63%, 03/15/2018	28
	ArvinMeritor, Inc.
95	8.13%, 09/15/2015	99
	ESCO Corp.
30	8.63%, 12/15/2013 ■	31
	Ford Motor Co.
30	4.25%, 11/15/2016۞	52
250	7.45%, 07/16/2031	284
	Navistar International Corp.
10	8.25%, 11/01/2021	11

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 8.1% - (continued)
	Motor Vehicle & Parts Manufacturing - 0.3% - (continued)
	Tenneco, Inc.
$45	7.75%, 08/15/2018 ■	$48
30	8.63%, 11/15/2014	31
	TRW Automotive, Inc.
20	7.00%, 03/15/2014 ■	21
	UCI Holdco, Inc.
32	9.25%, 12/15/2013 Δ	32
		681
	Nonmetallic Mineral Product Manufacturing - 0.0%
	Libbey Glass, Inc.
25	10.00%, 02/15/2015 ■	27
	Other Services - 0.1%
	Service Corp. International
105	7.63%, 10/01/2018	114
	StoneMor Partners L.P.
30	10.25%, 12/01/2017 ■	33
		147
	Paper Manufacturing - 0.1%
	Cascades, Inc.
30	7.75%, 12/15/2017	32
15	7.88%, 01/15/2020	16
	Clearwater Paper Corp.
20	7.13%, 11/01/2018 ■	21
	Georgia-Pacific LLC
30	5.40%, 11/01/2020 ■	30
	Neenah Paper, Inc.
60	7.38%, 11/15/2014	61
	Newpage Corp.
20	11.38%, 12/31/2014	19
	Temple-Inland, Inc.
40	6.63%, 01/15/2016	43
		222
	Petroleum and Coal Products Manufacturing - 0.6%
	Anadarko Petroleum Corp.
170	5.75%, 06/15/2014	185
100	5.95%, 09/15/2016	109
100	6.20%, 03/15/2040	96
30	6.38%, 09/15/2017	33
150	6.95%, 06/15/2019	170
125	7.95%, 06/15/2039	144
	Antero Resources Finance
10	9.38%, 12/01/2017	11
	Aquilex Holdings LLC
40	11.13%, 12/15/2016	38
	Basic Energy Services, Inc.
35	11.63%, 08/01/2014	39
	Berry Petroleum Co.
15	10.25%, 06/01/2014	17
	Chesapeake Energy Corp.
30	6.50%, 08/15/2017	31
	Denbury Resources, Inc.
10	8.25%, 02/15/2020	11
	Encore Acquisition Co.
15	9.50%, 05/01/2016	17
	Harvest Operations Corp.
30	6.88%, 10/01/2017 ■	32
	Kazmunaigaz Finance Sub B.V.
100	8.38%, 07/02/2013 §	110
100	9.13%, 07/02/2018	120
	Newfield Exploration Co.
25	7.13%, 05/15/2018	27
	Petrohawk Energy Corp.
15	7.25%, 08/15/2018 ■	16
	Petroleos de Venezuela S.A.
160	5.25%, 04/12/2017	94
	Petroleum Development Corp.
20	12.00%, 02/15/2018	22
	Pioneer Natural Resources Co.
55	5.88%, 07/15/2016	58
45	6.88%, 05/01/2018	49
	Pride International, Inc.
20	6.88%, 08/15/2020	22
	Rosetta Resources, Inc.
50	9.50%, 04/15/2018	52
	Thermon Industries, Inc.
65	9.50%, 05/01/2017 ■	69
		1,572
	Pipeline Transportation - 0.3%
	Dynegy Holdings, Inc.
15	8.38%, 05/01/2016	12
	El Paso Corp.
50	6.50%, 09/15/2020 ■	52
125	7.00%, 06/15/2017	136
	El Paso Natural Gas Co.
70	5.95%, 04/15/2017	77
	Energy Transfer Equity L.P.
126	7.50%, 10/15/2020	137
	NGPL Pipeco LLC
230	6.51%, 12/15/2012 ■	248
	Rockies Express Pipeline
175	3.90%, 04/15/2015 ■	178
		840
	Plastics and Rubber Products Manufacturing - 0.0%
	Plastipak Holdings, Inc.
10	10.63%, 08/15/2019 ■	11
	Rock Tenn Co.
15	9.25%, 03/15/2016	16
	Solo Cup Co.
15	10.50%, 11/01/2013	16
		43
	Primary Metal Manufacturing - 0.1%
	Essar Steel Algoma, Inc.
45	9.38%, 03/15/2015 ■	46
	Novelis, Inc.
55	7.25%, 02/15/2015	57
	Tube City IMS Corp.
25	9.75%, 02/01/2015	26
		129
	Printing and Related Support Activities - 0.1%
	Cenveo Corp.
20	7.88%, 12/01/2013	20
	Harland Clarke Holdings
125	9.50%, 05/15/2015	119

The accompanying notes are an integral part of these financial statements.

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 8.1% - (continued)
	Printing and Related Support Activities - 0.1% - (continued)
	Quebecor Media, Inc.
$120	7.75%, 03/15/2016	$125
		264
	Professional, Scientific and Technical Services - 0.1%
	Lamar Media Corp.
35	6.63%, 08/15/2015	36
	Mantech International Corp.
20	7.25%, 04/15/2018	21
	Sitel LLC
40	11.50%, 04/01/2018 ■	32
	Stream Global Services, Inc.
20	11.25%, 10/01/2014	20
	SunGard Data Systems, Inc.
50	10.25%, 08/15/2015	53
	Unisys Corp.
36	14.25%, 09/15/2015 ■	43
		205
	Real Estate and Rental and Leasing - 0.1%
	PHH Corp.
8	4.00%, 09/01/2014۞	8
	United Rentals North America, Inc.
100	8.38%, 09/15/2020	102
30	10.88%, 06/15/2016	34
		144
	Retail Trade - 0.4%
	ACCO Brands Corp.
20	10.63%, 03/15/2015	23
	Affinia Group, Inc.
30	9.00%, 11/30/2014	31
50	10.75%, 08/15/2016 ■	56
	AutoNation, Inc.
35	6.75%, 04/15/2018	36
	Catalina Marketing Corp.
90	10.50%, 10/01/2015 ■	96
	Dollar General Corp.
14	11.88%, 07/15/2017	17
	Easton-Bell Sports, Inc.
25	9.75%, 12/01/2016	27
	Federated Retail Holdings, Inc.
160	5.90%, 12/01/2016	173
	Group 1 Automotive, Inc.
20	2.25%, 06/15/2036۞ Δ	17
27	3.00%, 03/15/2020۞ ■	30
	HSN, Inc.
30	11.25%, 08/01/2016	35
	Ltd. Brands, Inc.
35	7.00%, 05/01/2020	39
	Macys Retails Holdings, Inc.
20	7.00%, 02/15/2028	20
	May Department Stores
20	6.70%, 09/15/2028	20
	Michaels Stores, Inc.
70	7.75%, 11/01/2018 ■	69
65	11.38%, 11/01/2016	72
	Neiman Marcus Group, Inc.
95	9.00%, 10/15/2015	99
	Owens Corning, Inc.
15	9.00%, 06/15/2019	18
	Pantry, Inc.
20	3.00%, 11/15/2012۞	19
	QVC, Inc.
20	7.38%, 10/15/2020 ■	21
	Sonic Automotive, Inc.
8	5.00%, 10/01/2029۞	9
	Supervalu, Inc.
50	8.00%, 05/01/2016	51
		978
	Soap, Cleaning Compound, and Toilet Manufacturing - 0.0%
	Revlon Consumer Products
40	9.75%, 11/15/2015	42
	Sally Holdings LLC
20	10.50%, 11/15/2016	22
		64
	Utilities - 0.2%
	AES Corp.
35	8.00%, 10/15/2017	38
	Calpine Corp.
110	7.25%, 10/15/2017 ■	114
25	7.50%, 02/15/2021 ■	26
	CenterPoint Energy, Inc.
30	6.50%, 05/01/2018	35
	Edison Mission Energy
15	7.20%, 05/15/2019	11
	Energy Future Intermediate Holding Co. LLC
12	10.00%, 12/01/2020	12
	Intergen N.V.
75	9.00%, 06/30/2017 ■	81
	Ipalco Enterprises, Inc.
30	7.25%, 04/01/2016 ■	33
	National Power Corp.
35	9.63%, 05/15/2028	48
	NRG Energy, Inc.
40	7.38%, 01/15/2017	42
	TXU Corp.
60	5.55%, 11/15/2014	38
		478
	Water Transportation - 0.1%
	Hornbeck Offshore Services, Inc.
25	6.13%, 12/01/2014	25
	Marquette Transport Co.
40	10.88%, 01/15/2017 ■	42
	Navios Maritime Holdings
30	8.88%, 11/01/2017 ■	32
20	9.50%, 12/15/2014	21
	Royal Caribbean Cruises Ltd.
20	11.88%, 07/15/2015	25
		145
	Wholesale Trade - 0.0%
	Interpublic Group of Co., Inc.
20	10.00%, 07/15/2017	24

	Total corporate bonds: non-investment grade
	(cost $19,252)	$20,496

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
MUNICIPAL BONDS - 0.2%
	General Obligations - 0.1%
	California State,
$50	7.63%, 03/01/2040		$53
	California State GO, Taxable,
125	7.55%, 04/01/2039		131
			184
	Miscellaneous - 0.0%
	California Public Works Board, Board Lease Rev,
50	8.36%, 10/01/2034		53

	Transportation - 0.1%
	New Jersey State Turnpike Auth, Taxable,
50	7.41%, 01/01/2040		59
	North Texas Tollway Auth Rev,
130	6.72%, 01/01/2049		135
			194
	Total municipal bonds
	(cost $410)		$431

U.S. GOVERNMENT SECURITIES - 0.1%
	U.S. Treasury Securities - 0.1%
	U.S. Treasury Notes - 0.1%
$370	3.50%, 05/15/2020		$399

	Total U.S. government securities
	(cost $394)		$399

	Total long-term investments
	(cost $224,191)		$240,492

SHORT-TERM INVESTMENTS - 4.0%
	Repurchase Agreements - 4.0%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $2,334,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034
	- 2040, value of $2,380)
$2,334	0.23%, 10/31/2010		$2,334
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $1,414,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023
	- 2040, value of $1,442)
1,414	0.23%, 10/31/2010		1,414
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $6,373,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $6,501)
6,373	0.22%, 10/31/2010		6,373
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $6, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $7)
6	0.21%, 10/31/2010		6
			10,127
	Total short-term investments
	(cost $10,127)		$10,127

	Total investments
	(cost $234,318) ▲	98.6%	$250,619
	Other assets and liabilities	1.4%	3,463
	Total net assets	100.0%	$254,082

The accompanying notes are an integral part of these financial statements.

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.8% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $235,280 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,189
Unrealized Depreciation	(1,850)
Net Unrealized Appreciation	$15,339

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $14,756, which represents 5.81% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2010, the aggregate value of these securities amounted to $4,066, which represents 1.60% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

ж	Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

BRL	─ Brazilian Real
COP	─ Colombian Peso
EGP	─ Egyptian Pound
EUR	─ EURO
HUF	─ Hungarian Forint
ITL	─ Italian Lira
MXN	─ Mexican New Peso
TRY	─ New Turkish Lira

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2010 was $120.

ђ	The interest rate disclosed for these securities represents yield to maturity.

GO	─ General Obligations

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Argentine Peso	Banc of America Securities	Buy	$33	$33	05/17/2011	$–
Argentine Peso	Citibank	Sell	33	31	05/17/2011	(2)
Brazilian Real	BNP Paribas Securities	Buy	58	57	12/15/2010	1
Brazilian Real	Citibank	Sell	61	59	12/15/2010	(2)
Brazilian Real	Citibank	Sell	55	55	12/15/2010	–
British Pound	Goldman Sachs	Buy	45	45	11/03/2010	–
Canadian Dollar	State Street Global Markets LLC	Buy	52	52	11/02/2010	–
Chilean Peso	BNP Paribas Securities	Buy	129	132	12/15/2010	(3)
Chinese Renminbi	JP Morgan Securities	Buy	40	40	09/27/2011	–
Chinese Renminbi	JP Morgan Securities	Buy	94	92	09/27/2011	2
Colombian Peso	Citibank	Sell	215	216	11/30/2010	1
Euro	Banc of America Securities	Buy	78	75	12/15/2010	3
Euro	Banc of America Securities	Sell	11	10	12/15/2010	(1)
Euro	Barclay Investments	Sell	137	131	12/15/2010	(6)
Euro	Barclay Investments	Buy	70	69	11/01/2010	1
Euro	BNP Paribas Securities	Sell	377	344	12/15/2010	(33)
Euro	Deutsche Bank Securities	Sell	35	35	12/15/2010	–
Euro	JP Morgan Securities	Sell	7	7	12/15/2010	–
Hungarian Forint	Deutsche Bank Securities	Sell	74	72	12/15/2010	(2)
Hungarian Forint	Morgan Stanley	Buy	29	26	12/15/2010	3
Hungarian Forint	RBC Dominion Securities	Buy	36	32	12/15/2010	4
Indonesian Rupiah	JP Morgan Securities	Buy	66	67	11/30/2010	(1)
Kazakhstani Tenge	Citibank	Buy	45	45	03/10/2011	–
Kazakhstani Tenge	Citibank	Buy	40	40	03/10/2011	–
Kazakhstani Tenge	Deutsche Bank Securities	Buy	40	40	07/07/2011	–
Kazakhstani Tenge	Deutsche Bank Securities	Buy	40	40	10/07/2011	–
Kazakhstani Tenge	Deutsche Bank Securities	Buy	40	40	03/10/2011	–
Kazakhstani Tenge	HSBC Securities	Buy	22	22	01/13/2011	–
Kazakhstani Tenge	Morgan Stanley	Buy	13	13	03/10/2011	–
Mexican New Peso	BNP Paribas Securities	Sell	56	56	12/15/2010	–
Mexican New Peso	Citibank	Buy	110	104	12/15/2010	6
Mexican New Peso	Citibank	Sell	215	204	12/15/2010	(11)
Mexican New Peso	RBS Securities	Sell	56	56	12/15/2010	–
Mexican New Peso	UBS AG	Sell	31	31	12/15/2010	–
Peruvian New Sol	Banc of America Securities	Buy	59	59	12/15/2010	–
Philippine Peso	Banc of America Securities	Buy	67	67	11/30/2010	–
Republic of Korea Won	BNP Paribas Securities	Buy	45	46	12/15/2010	(1)
Republic of Korea Won	Deutsche Bank Securities	Buy	36	35	12/15/2010	1
Republic of Korea Won	Morgan Stanley	Buy	45	45	12/15/2010	–
Republic of Korea Won	Morgan Stanley	Sell	60	60	12/15/2010	–
Taiwanese Dollar	Deutsche Bank Securities	Buy	133	134	11/30/2010	(1)
Turkish New Lira	CS First Boston	Sell	3	3	12/15/2010	–
Turkish New Lira	JP Morgan Securities	Buy	59	57	12/15/2010	2
						$(39)
Futures Contracts Outstanding at October 31, 2010

						Unrealized
	Number of		Expiration	Market Value ╪	Notional	Appreciation/
Description	Contracts*	Position	Date		Amount	(Depreciation)
10 Year U.S. Treasury Note	12	Short	12/21/2010	$1,515	$1,502	$(13)
U.S. Treasury Bond	16	Long	12/21/2010	2,095	2,142	(47)
						$(60)

* The number of contracts does not omit 000's.

Cash of $28 was pledged as initial margin deposit for open futures contracts at October 31, 2010.

╪    See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$1,886	$–	$1,886	$–
Common Stocks ‡	108,588	105,155	3,433	–
Corporate Bonds: Investment Grade	108,540	–	108,090	450
Corporate Bonds: Non-Investment Grade	20,496	–	20,386	110
Municipal Bonds	431	–	431	–
Preferred Stocks	152	70	82	–
U.S. Government Securities	399	–	399	–
Short-Term Investments	10,127	–	10,127	–
Total	$250,619	$105,225	$144,834	$560
Foreign Currency Contracts *	24	–	24	–
Total	$24	$–	$24	$–
Liabilities:
Foreign Currency Contracts *	63	–	63	–
Futures *	60	60	–	–
Total	$123	$60	$63	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	October
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	31, 2010
Assets:
Corporate Bonds	$204	$—	$26	†	$3	$409	$(53)	$—	$(29)	$560
Total	$204	$—	$26		$3	$409	$(53)	$—	$(29)	$560

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $26.

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $234,318)	$250,619
Cash	184	*
Foreign currency on deposit with custodian (cost $7)	7
Unrealized appreciation on foreign currency contracts	24
Receivables:
Investment securities sold	229
Fund shares sold	6,670
Dividends and interest	1,933
Variation margin	11
Other assets	105
Total assets	259,782
Liabilities:
Unrealized depreciation on foreign currency contracts	63
Payables:
Investment securities purchased	4,840
Fund shares redeemed	670
Investment management fees	30
Administrative fees	—
Distribution fees	17
Variation margin	5
Accrued expenses	39
Other liabilities	36
Total liabilities	5,700
Net assets	$254,082
Summary of Net Assets:
Capital stock and paid-in-capital	$243,676
Accumulated undistributed net investment income	603
Accumulated net realized loss on investments and foreign currency transactions	(6,399)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	16,202
Net assets	$254,082

Shares authorized	1,050,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.55 /$11.16
Shares outstanding	16,898
Net assets	$178,227
Class B: Net asset value per share	$10.51
Shares outstanding	477
Net assets	$5,008
Class C: Net asset value per share	$10.48
Shares outstanding	5,034
Net assets	$52,740
Class I: Net asset value per share	$10.54
Shares outstanding	1,669
Net assets	$17,593
Class R3: Net asset value per share	$10.58
Shares outstanding	16
Net assets	$166
Class R4: Net asset value per share	$10.58
Shares outstanding	11
Net assets	$112
Class R5: Net asset value per share	$10.58
Shares outstanding	10
Net assets	$110
Class Y: Net asset value per share	$10.57
Shares outstanding	12
Net assets	$126

* Cash of $28 was pledged as initial margin deposit for open futures contracts at October 31, 2010.

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$2,071
Interest	3,716
Less: Foreign tax withheld	(44)
Total investment income	5,743

Expenses:
Investment management fees	942
Administrative services fees	—
Transfer agent fees	166
Distribution fees
Class A	251
Class B	40
Class C	210
Class R3	—
Class R4	—
Custodian fees	19
Accounting services fees	24
Registration and filing fees	90
Board of Directors' fees	3
Audit fees	8
Other expenses	33
Total expenses (before waivers and fees paid indirectly)	1,786
Expense waivers	(655)
Transfer agent fee waivers	—
Commission recapture	(1)
Custodian fee offset	—
Total waivers and fees paid indirectly	(656)
Total expenses, net	1,130
Net Investment Income	4,613
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	2,636
Net realized loss on futures	(13)
Net realized gain on foreign currency contracts	17
Net realized gain on other foreign currency transactions	7
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	2,647
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	12,662
Net unrealized depreciation of futures	(56)
Net unrealized depreciation of foreign currency contracts	(38)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	12,568
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	15,215
Net Increase in Net Assets Resulting from Operations	$19,828

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$4,613	$2,129
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	2,647	(6,471)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	12,568	13,899
Net Increase In Net Assets Resulting From Operations	19,828	9,557
Distributions to Shareholders:
From net investment income
Class A	(3,404)	(1,814)
Class B	(102)	(103)
Class C	(573)	(181)
Class I	(159)	—
Class R3	(1)	—
Class R4	(2)	—
Class R5	(2)	—
Class Y	(4)	(5)
Total distributions	(4,247)	(2,103)
Capital Share Transactions:
Class A	106,725	17,136
Class B	868	1,260
Class C	43,514	1,680
Class I	16,907	—
Class R3	157	—
Class R4	103	—
Class R5	102	—
Class Y	4	5
Net increase from capital share transactions	168,380	20,081
Net Increase In Net Assets	183,961	27,535
Net Assets:
Beginning of period	70,121	42,586
End of period	$254,082	$70,121
Accumulated undistributed (distribution in excess of) net investment income (loss)	$603	$217

The accompanying notes are an integral part of these financial statements.

The Hartford Balanced Income Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Balanced Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2010.

j)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

k)
Prepayment/Interest Rate Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage backed securities and certain asset backed securities. Accordingly, the potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market value of debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

l)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Interest rate contracts			Summary of Net Assets - Unrealized	$60
			depreciation
Foreign exchange	Unrealized appreciation on foreign	24	Unrealized depreciation on foreign	63
contracts	currency contracts		currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$—	$—	$(13)	$—	$—	$(13)
Foreign exchange contracts	—	—	—	17	—	17
Total	$—	$—	$(13)	$17	$—	$4

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	—	—	(56)	—	—	$(56)
Foreign exchange contracts	—	—	—	(38)	—	(38)
Total	$—	$—	$(56)	$(38)	$—	$(94)

n)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2010.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$4,247	$2,103

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$593
Accumulated Capital Losses *	(5,497)
Unrealized Appreciation †	15,312
Total Accumulated Earnings	$10,408

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$20
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(20)

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$5,497
Total	$5,497

As of October 31, 2010, the Fund utilized $2,937 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.7250%
On next $250 million	0.7000%
On next $500 million	0.6750%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

Effective October 1, 2009, HIFSCO voluntarily agreed to waive investment management fees of 0.50% of average daily net assets until October 31, 2010. This investment management fee waiver was extended until February 29, 2012.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.75%	1.50%	1.50%	0.50%	1.00%	0.70%	0.40%	0.35%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I *	Class R3 †	Class R4 †	Class R5 †	Class Y
0.75%	1.50%	1.50%	0.50%	1.05%	0.75%	0.45%	0.40%

* From February 26, 2010 (commencement of operations), through June 30, 2010.
† From May 28, 2010 (commencement of operations), through June 30, 2010.

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	October 31,		October 31,	October 31,	October 31,	October 31,
	2010		2009	2008	2007	2006
Class A Shares	0.73%		1.19%	1.25%	1.19%	1.25	%*
Class B Shares	1.50		1.89	2.00	2.00	2.00	*
Class C Shares	1.48		1.94	2.00	2.00	2.00	*
Class I Shares	0.49	†
Class R3 Shares	1.01	‡
Class R4 Shares	0.71	‡
Class R5 Shares	0.41	‡
Class Y Shares	0.35		0.85	0.90	0.90	0.90	*

* From July 31, 2006 (commencement of operations), through October 31, 2006.
† From February 26, 2010 (commencement of operations), through October 31, 2010.
‡ From May 28, 2010 (commencement of operations), through October 31, 2010.

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $3,646 and contingent deferred sales charges of $11 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $23. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class I	10
Class R3	10
Class R4	10
Class R5	10
Class Y	12

7.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$201,105
Sales Proceeds Excluding U.S. Government Obligations	42,833

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	13,697	318	(3,464)	—	10,551	4,095	212	(2,403)	—	1,904
Amount	$137,858	$3,168	$(34,301)	$—	$106,725	$35,136	$1,774	$(19,774)	$—	$17,136
Class B
Shares	162	10	(86)	—	86	264	11	(121)	—	154
Amount	$1,621	$98	$(851)	$—	$868	$2,154	$97	$(991)	$—	$1,260
Class C
Shares	4,655	48	(351)	—	4,352	331	20	(158)	—	193
Amount	$46,533	$476	$(3,495)	$—	$43,514	$2,810	$165	$(1,295)	$—	$1,680
Class I
Shares	2,065	12	(408)	—	1,669	—	—	—	—	—
Amount	$20,985	$121	$(4,199)	$—	$16,907	$—	$—	$—	$—	$—
Class R3
Shares	16	—	—	—	16	—	—	—	—	—
Amount	$156	$1	$—	$—	$157	$—	$—	$—	$—	$—
Class R4
Shares	11	—	—	—	11	—	—	—	—	—
Amount	$101	$2	$—	$—	$103	$—	$—	$—	$—	$—
Class R5
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$100	$2	$—	$—	$102	$—	$—	$—	$—	$—
Class Y
Shares	—	1	—	—	1	—	—	—	—	—
Amount	$—	$4	$—	$—	$4	$—	$5	$—	$—	$5
Total
Shares	20,616	389	(4,309)	—	16,696	4,690	243	(2,682)	—	2,251
Amount	$207,354	$3,872	$(42,846)	$—	$168,380	$40,100	$2,041	$(22,060)	$—	$20,081

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	10	$98
For the Year Ended October 31, 2009	6	$53

The Hartford Balanced Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

[This page is intentionally left blank]

The Hartford Balanced Income Fund
Financial Highlights
- Selected Per-Share Date (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distribution s	Value	of Period

For the Year Ended October 31, 2010
A	$9.44	$0.33	$–	$1.11	$1.44	$(0.33)	$–	$–	$(0.33)	$1.11	$10.55
B	9.40	0.29	–	1.07	1.36	(0.25)	–	–	(0.25)	1.11	10.51
C	9.40	0.26	–	1.10	1.36	(0.28)	–	–	(0.28)	1.08	10.48
I(E)	9.81	0.25	–	0.74	0.99	(0.26)	–	–	(0.26)	0.73	10.54
R3(H)	9.75	0.13	–	0.84	0.97	(0.14)	–	–	(0.14)	0.83	10.58
R4(H)	9.75	0.14	–	0.84	0.98	(0.15)	–	–	(0.15)	0.83	10.58
R5(H)	9.75	0.16	–	0.84	1.00	(0.17)	–	–	(0.17)	0.83	10.58
Y	9.46	0.42	–	1.05	1.47	(0.36)	–	–	(0.36)	1.11	10.57

For the Year Ended October 31, 2009 (I)
A	8.22	0.38	–	1.23	1.61	(0.39)	–	–	(0.39)	1.22	9.44
B	8.20	0.31	–	1.23	1.54	(0.34)	–	–	(0.34)	1.20	9.40
C	8.19	0.31	–	1.23	1.54	(0.33)	–	–	(0.33)	1.21	9.40
Y	8.24	0.42	–	1.22	1.64	(0.42)	–	–	(0.42)	1.22	9.46

For the Year Ended October 31, 2008
A	11.02	0.40	–	(2.75)	(2.35)	(0.41)	(0.04)	–	(0.45)	(2.80)	8.22
B	10.98	0.33	–	(2.74)	(2.41)	(0.33)	(0.04)	–	(0.37)	(2.78)	8.20
C	10.97	0.33	–	(2.74)	(2.41)	(0.33)	(0.04)	–	(0.37)	(2.78)	8.19
Y	11.03	0.44	–	(2.75)	(2.31)	(0.44)	(0.04)	–	(0.48)	(2.79)	8.24

For the Year Ended October 31, 2007
A	10.42	0.34	–	0.59	0.93	(0.33)	–	–	(0.33)	0.60	11.02
B	10.41	0.26	–	0.59	0.85	(0.28)	–	–	(0.28)	0.57	10.98
C	10.41	0.26	–	0.58	0.84	(0.28)	–	–	(0.28)	0.56	10.97
Y	10.42	0.41	–	0.56	0.97	(0.36)	–	–	(0.36)	0.61	11.03

From (commencement of operations) July 31, 2006, through October 31, 2006
A(J)	10.00	0.09	–	0.39	0.48	(0.06)	–	–	(0.06)	0.42	10.42
B(J)	10.00	0.07	–	0.38	0.45	(0.04)	–	–	(0.04)	0.41	10.41
C(J)	10.00	0.06	–	0.40	0.46	(0.05)	–	–	(0.05)	0.41	10.41
Y(J)	10.00	0.10	–	0.38	0.48	(0.06)	–	–	(0.06)	0.42	10.42
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Commenced operations on February 26, 2010.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on May 28, 2010.
(I)	Per share amounts have been calculated using average shares outstanding method.
(J)	Commenced operations on July 31, 2006.

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

15.55%		$178,227	1.24%		0.74%		0.74%		3.73%		34%
14.69		5,008	2.13		1.50		1.50		3.07		–
14.66		52,740	1.98		1.48		1.48		2.82		–
10.23	(F)	17,593	0.99	(G)	0.49	(G)	0.49	(G)	3.52	(G)	–
10.03	(F)	166	1.58	(G)	1.01	(G)	1.01	(G)	3.03	(G)	–
10.17	(F)	112	1.28	(G)	0.71	(G)	0.71	(G)	3.40	(G)	–
10.33	(F)	110	0.96	(G)	0.41	(G)	0.41	(G)	3.70	(G)	–
15.87		126	0.86		0.35		0.35		4.24		–

20.29		59,923	1.32		1.19		1.19		4.56		63
19.37		3,681	2.26		1.90		1.90		3.80		–
19.44		6,409	2.10		1.94		1.94		3.81		–
20.67		108	0.94		0.85		0.85		4.96		–

(22.01)		36,544	1.25		1.25		1.25		4.10		44
(22.53)		1,945	2.14		2.00		2.00		3.35		–
(22.55)		4,007	2.04		2.00		2.00		3.34		–
(21.67)		90	0.91		0.90		0.90		4.43		–

9.07		40,501	1.33		1.19		1.19		3.57		27
8.22		2,280	2.21		2.00		2.00		2.76		–
8.17		4,256	2.14		2.00		2.00		2.76		–
9.43		115	1.04		0.90		0.90		3.86		–

4.78	(F)	11,513	1.58	(G)	1.26	(G)	1.26	(G)	3.48	(G)	8
4.54	(F)	304	2.34	(G)	2.00	(G)	2.00	(G)	2.73	(G)	–
4.56	(F)	400	2.39	(G)	2.00	(G)	2.00	(G)	2.67	(G)	–
4.83	(F)	105	1.31	(G)	0.90	(G)	0.90	(G)	3.86	(G)	–

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Balanced Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Balanced Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

The Hartford Balanced Income Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

The Hartford Balanced Income Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Hartford Balanced Income Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	50.00%
QDI†	55.00%
QII‡	65.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

‡	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.332	N/A	N/A	0.332
Class B	0.252	N/A	N/A	0.252
Class C	0.277	N/A	N/A	0.277
Class I	0.257	N/A	N/A	0.257
Class R3	0.140	N/A	N/A	0.140
Class R4	0.153	N/A	N/A	0.153
Class R5	0.168	N/A	N/A	0.168
Class Y	0.363	N/A	N/A	0.363

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

The Hartford Balanced Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,056.60	$3.84	$1,000.00	$1,021.48	$3.77	0.74%	184	365
Class B	$1,000.00	$1,052.75	$7.76	$1,000.00	$1,017.64	$7.63	1.50	184	365
Class C	$1,000.00	$1,053.34	$7.66	$1,000.00	$1,017.74	$7.53	1.48	184	365
Class I*	$1,000.00	$1,058.14	$2.54	$1,000.00	$1,022.74	$2.50	0.49	184	365
Class R3†	$1,000.00	$1,100.31	$4.45	$1,000.00	$1,016.73	$4.27	1.01	153	365
Class R4†	$1,000.00	$1,101.67	$3.13	$1,000.00	$1,017.98	$3.00	0.71	153	365
Class R5†	$1,000.00	$1,103.29	$1.81	$1,000.00	$1,019.24	$1.74	0.41	153	365
Class Y	$1,000.00	$1,058.22	$1.82	$1,000.00	$1,023.44	$1.79	0.35	184	365

*	Commenced operations on February 26, 2010.
†	Commenced operations on May 28, 2010.

AThe Hartford Balanced Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Balanced Income Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and

The Hartford Balanced Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, Class R5, and Class Y shares by 0.05%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Capital Appreciation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Capital Appreciation Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Capital Appreciation Fund inception 07/22/1996
(subadvised by Wellington Management Company, LLP) Investment objective – Seeks growth of capital.

Performance Overview(1) 10/31/00 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	10
	Year	Year	Year
Capital Appreciation A#	15.63%	3.29%	3.95%
Capital Appreciation A##	9.27%	2.13%	3.36%
Capital Appreciation B#	14.71%	2.47%	NA*
Capital Appreciation B##	9.71%	2.16%	NA*
Capital Appreciation C#	14.84%	2.56%	3.24%
Capital Appreciation C##	13.84%	2.56%	3.24%
Capital Appreciation I#	15.93%	3.56%	4.08%
Capital Appreciation R3#	15.34%	3.15%	4.16%
Capital Appreciation R4#	15.69%	3.42%	4.29%
Capital Appreciation R5#	16.05%	3.65%	4.41%
Capital Appreciation Y#	16.17%	3.75%	4.46%
Russell 3000 Index	18.34%	2.08%	0.62%
S&P 500 Index	16.54%	1.74%	-0.01%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Managers
Saul J. Pannell, CFA	Frank D. Catrickes, CFA, CMT
Senior Vice President, Partner	Senior Vice President, Partner

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation Fund returned 15.63%, before sales charge, for the twelve-month period ended October 31, 2010, underperforming the Fund’s benchmarks, the Russell 3000 Index, which returned 18.34% and the S&P 500 Index, which returned 16.54% for the same period. The Fund outperformed the 14.35% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets were volatile during the period due to significant macroeconomic concerns, but rebounded strongly to end the period. Strong corporate earnings, a rebound in growth in China, and robust merger and acquisition activity boosted investors’ enthusiasm for stocks, while favorable economic data helped to diminish fears of a double-dip global recession and increase investors’ appetite for risk in the latter part of the period. All ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Consumer Discretionary (+35%), Industrials (+29%), and Materials (+28%) sectors, while the Financials (+8%), Energy (+8%), and Health Care (+15%) sectors lagged on a relative basis.

The Fund underperformed its benchmark primarily due to security selection. Strong stock selection within the Consumer Discretionary sector was not enough to offset weak stock selection within the Health Care, Information Technology, and Energy sectors. Sector allocation, a result of bottom-up (i.e. stock by stock fundamental research) stock selection, contributed positively to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns due to an overweight position (i.e. the Fund’s sector

2

position was greater than the benchmark position) in the strong-performing Consumer Discretionary sector and an underweight position (i.e. the Fund’s sector position was less than the benchmark position) to the weaker performing Energy sector. A modest cash position detracted from relative performance in an upward trending market environment.

Roche Holding (Health Care), Goldman Sachs (Financials), and Boston Scientific (Health Care) detracted most from relative returns. Shares of Swiss-based pharmaceutical company Roche Holding fell on concerns about the company's key growth driver, Avastin, after a Food and Drug Administration panel recommended the removal of the drug's approval for breast cancer treatment. Shares of bank holding company Goldman Sachs came under pressure amid increasing financial reform rhetoric and the news of a criminal investigation by U.S. federal prosecutors. Shares of medical device maker Boston Scientific fell during the period on reduced earnings guidance and a recall of certain defibrillators; the recall was prompted by a failure to provide the Food and Drug Administration with information regarding manufacturing changes. Shares of CVS Caremark (Consumer Staples), Harman International Industries (Consumer Staples), and MUFG (Financials) were among the largest detractors from absolute performance.

The top contributors to relative performance were Ford Motor Company (Consumer Discretionary), TRW Automotive (Consumer Discretionary), and Bank of America (Financials). Shares of automobile and truck manufacturer Ford Motor Company benefited in the early part of the period as earnings exceeded expectations due to the firm's strong product line-up as well as continued improvements in prices and margins. Shares of automotive parts supplier TRW Automotive rose as the company’s second quarter 2010 results exceeded expectations and management raised guidance citing a reduced cost structure, new business wins, and higher levels of vehicle production. Shares of U.S.-based multinational bank Bank of America declined on weak quarterly results and ongoing regulatory concerns. We eliminated the position in the first half of the period prior to the decline, which contributed positively to benchmark-relative results. UnitedHealth Group (Health Care) and Oracle (Information Technology) were top contributors to absolute performance during the period.

What is the outlook?

The uneven nature of the current economic recovery is not surprising given the depth of the downturn and its origins in excessive credit. Unlike a “normal” correction, which is often short-lived, the popping of a credit bubble can take time to unwind. The policy response to this recession, however, was both rapid and massive, helping to cushion the recession’s effects. Further, emerging economies have picked up much of the slack created by contraction among developed nations, in part due to emerging markets’ strong fiscal positions and the ongoing expansion of their middle class.

In this environment we continue to focus our efforts on stock-by-stock fundamental research consistent with the Fund’s opportunistic investment strategy. At the end of the period our bottom-up decisions resulted in overweights in the Consumer Discretionary, Health Care, and Financials sectors and underweights in the Energy, Utilities, and Consumer Staples sectors relative to the Russell 3000 Index.

Diversification by Industry
as of October 31, 2010
Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	9.2%
Banks (Financials)	6.0
Capital Goods (Industrials)	6.1
Consumer Durables & Apparel (Consumer Discretionary)	1.1
Consumer Services (Consumer Discretionary)	0.4
Diversified Financials (Financials)	5.6
Energy (Energy)	4.4
Food & Staples Retailing (Consumer Staples)	3.0
Food, Beverage & Tobacco (Consumer Staples)	3.4
Health Care Equipment & Services (Health Care)	4.6
Insurance (Financials)	6.3
Materials (Materials)	6.1
Media (Consumer Discretionary)	1.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	10.9
Real Estate (Financials)	0.1
Retailing (Consumer Discretionary)	3.7
Semiconductors & Semiconductor Equipment (Information Technology)	2.4
Software & Services (Information Technology)	8.9
Technology Hardware & Equipment (Information Technology)	6.1
Telecommunication Services (Services)	1.1
Transportation (Industrials)	4.3
Total	95.2%
Fixed Income Securities
Finance and Insurance (Finance)	0.3%
Total	0.3%
Short-Term Investments	5.3%
Other Assets and Liabilities	(0.8)
Total	100.0%

Diversification by Country
as of October 31, 2010
Percentage of
Country	Net Assets
Belgium	0.8%
Brazil	0.3
Canada	3.0
France	1.3
Germany	1.0
Hong Kong	0.9
India	0.4
Israel	1.8
Japan	5.3
Singapore	1.1
South Africa	1.1
Switzerland	2.5
Taiwan	3.2
United Kingdom	5.2
United States	67.6
Short-Term Investments	5.3
Other Assets and Liabilities	(0.8)
Total	100.0%

3

The Hartford Capital Appreciation Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.2%
	Automobiles & Components - 9.2%
2,885	Daimler AG	$189,970
85,213	Ford Motor Co. ●	1,204,062
3,133	Johnson Controls, Inc.	110,015
7,365	TRW Automotive Holdings Corp. ●	336,521
		1,840,568
	Banks - 6.0%
2,142	Banco Santander Brasil S.A.	30,846
20,000	Barclays Bank plc	87,889
80,898	Mitsubishi UFJ Financial Group, Inc.	375,449
3,500	Standard Chartered plc	101,238
23,014	Wells Fargo & Co.	600,208
		1,195,630
	Capital Goods - 6.1%
29,991	General Electric Co.	480,448
21,906	Itochu Corp.	191,989
6,081	Raytheon Co.	280,231
3,751	Safran S.A.	119,018
1,058	Schneider Electric S.A.	150,345
		1,222,031
	Consumer Durables & Apparel - 1.1%
124	NVR, Inc. ●	77,845
2,208	Stanley Black & Decker, Inc.	136,854
		214,699
	Consumer Services - 0.4%
6,061	Educomp Solutions Ltd.	75,483

	Diversified Financials - 5.6%
3,544	Goldman Sachs Group, Inc.	570,399
14,082	JP Morgan Chase & Co.	529,902
		1,100,301
	Energy - 4.4%
3,000	Baker Hughes, Inc.	138,990
5,660	BP plc ADR	231,102
4,487	Cameco Corp.	138,917
2,851	ENSCO International plc	132,136
7,000	Suncor Energy, Inc.	224,070
		865,215
	Food & Staples Retailing - 3.0%
12,733	CVS/Caremark Corp.	383,518
85,047	Olam International Ltd.	206,729
		590,247
	Food, Beverage & Tobacco - 3.4%
2,630	Anheuser-Busch InBev N.V.	165,180
16,255	Kraft Foods, Inc.	524,536
		689,716
	Health Care Equipment & Services - 4.6%
5,958	Covidien plc	237,563
1,000	McKesson Corp.	65,980
4,500	Medtronic, Inc.	158,445
12,726	UnitedHealth Group, Inc.	458,782
		920,770
	Insurance - 6.3%
9,753	ACE Ltd.	579,514
32,602	AIA Group Ltd. ●	96,948
10,274	Genworth Financial, Inc. ●	116,508
8,023	Marsh & McLennan Cos., Inc.	200,417
27,021	Prudential plc	273,297
		1,266,684
	Materials - 6.1%
4,664	AngloGold Ltd. ADR	219,708
1,108	Barrick Gold Corp.	53,269
17,305	Dow Chemical Co.	533,504
46,256	Huabao International Holdings Ltd.	69,926
2,000	Mosaic Co.	146,320
9,460	Sino Forest Corp. Class A ●	186,985
		1,209,712
	Media - 1.5%
4,206	DirecTV Class A ●	182,811
25	Harvey Weinstein Co. Holdings Class A-1 ⌂●†	–
8,706	News Corp. Class A	125,884
		308,695
	Pharmaceuticals, Biotechnology & Life Sciences - 10.9%
1,600	Amgen, Inc. ●	91,504
3,111	Bristol-Myers Squibb Co.	83,694
3,453	Celgene Corp. ●	214,340
12,110	Daiichi Sankyo Co., Ltd.	256,639
1,319	Eli Lilly & Co.	46,432
12,321	Excel Medical Fund L.P. ⌂●†Ђ	9,353
2,500	Merck & Co., Inc.	90,700
28,253	Pfizer, Inc.	491,597
3,345	Roche Holding AG	491,170
3,681	Shionogi & Co., Ltd.	64,245
6,969	Teva Pharmaceutical Industries Ltd. ADR	361,665
		2,201,339
	Real Estate - 0.1%
1,440	BR Malls Participacoes S.A.	13,526

	Retailing - 3.7%
36,752	Buck Holdings L.P. ⌂●†	84,725
365	Priceline.com, Inc. ●	137,423
3,751	Target Corp.	194,838
6,948	TJX Cos., Inc.	318,853
		735,839
	Semiconductors & Semiconductor Equipment - 2.4%
6,327	Altera Corp.	197,453
26,181	Taiwan Semiconductor Manufacturing Co., Ltd. ADR ●	285,638
		483,091
	Software & Services - 8.9%
15,771	Activision Blizzard, Inc.	180,896
17,421	eBay, Inc. ●	519,320
91	Google, Inc. ●	55,537
3,305	IBM Corp.	474,598
18,083	Oracle Corp.	531,640
		1,761,991
	Technology Hardware & Equipment - 6.1%
796	Apple, Inc. ●	239,372
11,785	Cisco Systems, Inc. ●	269,049
8,592	Corning, Inc.	157,067
9,111	EMC Corp. ●	191,426
515	High Technology Computer Corp.	11,679
90,685	Hon Hai Precision Industry Co., Ltd.	342,973
		1,211,566
	Telecommunication Services - 1.1%
7,882	Vodafone Group plc ADR	216,823

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 95.2% - (continued)
	Transportation - 4.3%
14,999	Delta Air Lines, Inc. ●		$208,336
328	FedEx Corp.		28,737
40,000	Nippon Yusen		167,794
16,448	United Continental Holdings, Inc. ●		477,638
			882,505
	Total common stocks
	(cost $16,756,910)		$19,006,431

CORPORATE BONDS: NON-INVESTMENT GRADE - 0.3%
	Finance and Insurance - 0.3%
	MBIA Insurance Co.
$95,840	14.00%, 01/15/2033 ■Δ		$57,504
	Total corporate bonds: non-investment grade
	(cost $95,208)		$57,504

	Total long-term investments
	(cost $16,852,118)		$19,063,935

SHORT-TERM INVESTMENTS - 5.3%
	Repurchase Agreements - 5.3%
	Bank of America Merrill Lynch TriParty
	Joint Repurchase Agreement (maturing
	on 11/01/2010 in the amount of
	$242,784, collateralized by FHLMC
	3.50% - 6.02%, 2025 - 2038, FNMA
	3.12% - 5.50%, 2034 - 2040, value of
	$247,635)
$242,779	0.23%, 10/31/2010		$242,779
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $147,071,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%,
	2023 - 2040, value of $150,010)
147,068	0.23%, 10/31/2010		147,068
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $662,986,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $676,234)
662,974	0.22%, 10/31/2010		662,974
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in
	the amount of $662, collateralized by
	U.S. Treasury Bill 0.88%, 2011, value of
	$677)
662	0.21%, 10/31/2010		662
			1,053,483
	Total short-term investments
	(cost $1,053,483)		$1,053,483

	Total investments
	(cost $17,905,601) ▲	100.8%	$20,117,418
	Other assets and liabilities	(0.8)%	(160,744)
	Total net assets	100.0%	$19,956,674

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation Fund
Schedule of Investments – (continued) October 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 27.9% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $18,025,685 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,870,803
Unrealized Depreciation	(779,070)
Net Unrealized Appreciation	$2,091,733

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at October 31, 2010, was $94,078, which represents 0.47% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $57,504, which represents 0.29% of total net assets.

Ђ	As of October 31, 2010, the Fund has future commitments to purchase an additional $19,012.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	36,752	Buck Holdings L.P.	$31,425
03/2008 - 09/2010	12,321	Excel Medical Fund L.P.	11,188
10/2005	25	Harvey Weinstein Co. Holdings Class A-1 - Reg D	23,636

The aggregate value of these securities at October 31, 2010, was $94,078, which represents 0.47% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2010

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Euro	Banc of America Securities	Sell	$241,138	$217,655	12/15/2010	$(23,483)
Euro	Barclay Investments	Sell	62,630	57,997	12/15/2010	(4,633)
Euro	Barclay Investments	Sell	223,386	229,717	12/15/2010	6,331
Euro	Deutsche Bank Securities	Sell	223,913	201,821	12/15/2010	(22,092)
Euro	Goldman Sachs	Sell	223,915	202,004	12/15/2010	(21,911)
Euro	HSBC Securities	Sell	21,920	20,298	12/15/2010	(1,622)
Euro	HSBC Securities	Sell	273,324	280,784	12/15/2010	7,460
Euro	JP Morgan Securities	Sell	40,710	37,703	12/15/2010	(3,007)
Euro	JP Morgan Securities	Sell	242,002	248,803	12/15/2010	6,801
Hong Kong Dollar	Morgan Stanley	Sell	1,674	1,673	11/01/2010	(1)
Japanese Yen	Barclay Investments	Buy	9,406	8,970	12/15/2010	436
Japanese Yen	Barclay Investments	Sell	139,941	123,073	12/15/2010	(16,868)
Japanese Yen	BNP Paribas Securities	Buy	18,921	17,846	12/15/2010	1,075
Japanese Yen	Deutsche Bank Securities	Sell	202,935	179,642	12/15/2010	(23,293)
Japanese Yen	Goldman Sachs	Buy	67,281	61,968	12/15/2010	5,313
The accompanying notes are an integral part of these financial statements.

6

Foreign Currency Contracts Outstanding at October 31, 2010

Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Unrealized Appreciation/ (Depreciation)
Japanese Yen	Goldman Sachs	Sell	$230,499	$204,712	12/15/2010	$(25,787)
Japanese Yen	HSBC Securities	Sell	19,129	16,544	12/15/2010	(2,585)
Japanese Yen	Standard Chartered Bank	Sell	242,273	213,560	12/15/2010	(28,713)
Japanese Yen	State Street Global Markets LLC	Sell	159,609	138,166	12/15/2010	(21,443)
Japanese Yen	Westpac International	Sell	144,115	124,681	12/15/2010	(19,434)
						$(187,456)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$1,840,568	$1,650,598	$189,970	$–
Banks	1,195,630	631,054	564,576	–
Capital Goods	1,222,031	760,679	461,352	–
Consumer Durables & Apparel	214,699	214,699	–	–
Consumer Services	75,483	–	75,483	–
Diversified Financials	1,100,301	1,100,301	–	–
Energy	865,215	865,215	–	–
Food & Staples Retailing	590,247	383,518	206,729	–
Food, Beverage & Tobacco	689,716	524,536	165,180	–
Health Care Equipment & Services	920,770	920,770	–	–
Insurance	1,266,684	993,387	273,297	–
Materials	1,209,712	1,139,786	69,926	–
Media	308,695	308,695	–	–
Pharmaceuticals, Biotechnology & Life Sciences	2,201,339	1,379,932	812,054	9,353
Real Estate	13,526	13,526	–	–
Retailing	735,839	651,114	–	84,725
Semiconductors & Semiconductor Equipment	483,091	483,091	–	–
Software & Services	1,761,991	1,761,991	–	–
Technology Hardware & Equipment	1,211,566	856,914	354,652	–
Telecommunication Services	216,823	216,823	–	–
Transportation	882,505	714,711	167,794	–
Total	19,006,431	15,571,340	3,341,013	94,078
Corporate Bonds: Non-Investment Grade	57,504	–	57,504	–
Short-Term Investments	1,053,483	–	1,053,483	–
Total	$20,117,418	$15,571,340	$4,452,000	$94,078
Foreign Currency Contracts*	27,416	–	27,416	–
Total	$27,416	$–	$27,416	$–
Liabilities:				–
Foreign Currency Contracts*	214,872	–	214,872	–
Total	$214,872	$–	$214,872	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2009	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of October 31, 2010
Assets:
Common Stocks	$53,852	$9,052	$42,363	*	$—	$4,363	$(15,552)	$—	$—	$94,078
Total	$53,852	$9,052	$42,363		$—	$4,363	$(15,552)	$—	$—	$94,078

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2010 was $42,363.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Capital Appreciation Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $17,905,601)	$20,117,418
Cash	612
Foreign currency on deposit with custodian (cost $221)	224
Unrealized appreciation on foreign currency contracts	27,416
Receivables:
Investment securities sold	1,743
Fund shares sold	26,839
Dividends and interest	37,003
Other assets	415
Total assets	20,211,670
Liabilities:
Unrealized depreciation on foreign currency contracts	214,872
Payables:
Fund shares redeemed	32,744
Investment management fees	2,140
Administrative fees	14
Distribution fees	1,004
Accrued expenses	4,222
Total liabilities	254,996
Net assets	$19,956,674
Summary of Net Assets:
Capital stock and paid-in-capital	$20,896,703
Accumulated undistributed net investment income	187,455
Accumulated net realized loss on investments and foreign currency transactions	(3,153,482)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	2,025,998
Net assets	$19,956,674

Shares authorized	1,615,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$32.40/$34.29
Shares outstanding	263,444
Net assets	$8,535,338
Class B: Net asset value per share	$28.62
Shares outstanding	28,959
Net assets	$828,754
Class C: Net asset value per share	$28.79
Shares outstanding	104,254
Net assets	$3,001,079
Class I: Net asset value per share	$32.39
Shares outstanding	147,614
Net assets	$4,781,187
Class R3: Net asset value per share	$34.22
Shares outstanding	3,711
Net assets	$126,972
Class R4: Net asset value per share	$34.66
Shares outstanding	7,814
Net assets	$270,804
Class R5: Net asset value per share	$34.99
Shares outstanding	6,174
Net assets	$215,999
Class Y: Net asset value per share	$35.13
Shares outstanding	62,530
Net assets	$2,196,541

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$305,296
Interest	14,188
Less: Foreign tax withheld	(15,004)
Total investment income	304,480

Expenses:
Investment management fees	124,682
Administrative services fees	722
Transfer agent fees	31,843
Distribution fees
Class A	23,147
Class B	9,287
Class C	30,462
Class R3	406
Class R4	601
Custodian fees	556
Accounting services fees	2,977
Registration and filing fees	834
Board of Directors' fees	391
Audit fees	438
Other expenses	4,106
Total expenses (before waivers and fees paid indirectly)	230,452
Expense waivers	(1)
Transfer agent fee waivers	—
Commission recapture	(258)
Custodian fee offset	—
Total waivers and fees paid indirectly	(259)
Total expenses, net	230,193
Net Investment Income	74,287
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	1,058,793
Net realized gain on foreign currency contracts	3,485
Net realized gain on other foreign currency transactions	3,989
Net Realized Gain on Investments and Foreign Currency Transactions	1,066,267
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,734,112
Net unrealized depreciation of foreign currency contracts	(188,386)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	2,140
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	1,547,866
Net Gain on Investments and Foreign Currency Transactions	2,614,133
Net Increase in Net Assets Resulting from Operations	$2,688,420

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Operations:
Net investment income	$74,287	$62,256
Net realized gain (loss) on investments and foreign currency transactions	1,066,267	(3,525,417)
Net unrealized appreciation of investments and foreign currency transactions	1,547,866	6,301,136
Net Increase In Net Assets Resulting From Operations	2,688,420	2,837,975
Distributions to Shareholders:
Class A	—	(116,255)
Class B	—	(2,378)
Class C	—	(12,361)
Class I	—	(8,404)
Class R3	—	(160)
Class R4	—	(1,505)
Class R5	—	(687)
Class Y	—	(20,079)
From tax return of capital
Class A	—	(277)
Class B	—	(37)
Class C	—	(92)
Class I	—	(15)
Class R4	—	(3)
Class R5	—	(1)
Class Y	—	(34)
Total distributions	—	(162,288)
Capital Share Transactions:
Class A	(1,785,284)	(1,190,158)
Class B	(332,703)	(204,907)
Class C	(312,068)	(173,549)
Class I	1,648,340	1,959,232
Class R3	86,575	18,462
Class R4	47,009	86,282
Class R5	13,237	115,006
Class Y	445,417	155,694
Net increase (decrease) from capital share transactions	(189,477)	766,062
Proceeds from regulatory settlements	245	—
Net Increase In Net Assets	2,499,188	3,441,749
Net Assets:
Beginning of period	17,457,486	14,015,737
End of period	$19,956,674	$17,457,486
Accumulated undistributed (distribution in excess of) net investment income (loss)	$187,455	$(471)

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Capital Appreciation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

12

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

13

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

•
 Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account.

14

Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

15

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

j)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

k)
Prepayment/Interest Rate Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage backed securities and certain asset backed securities. Accordingly, the potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market value of debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

l)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$27,416	Unrealized depreciation on foreign currency contracts	$214,872

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Foreign Currency Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$3,485	$—	$3,485
Total	$—	$—	$—	$3,485	$—	$3,485

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Risk Exposure Category	Written Options	Purchased Options	Futures	Foreign Currency Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(188,386)	—	$(188,386)
Total	$—	$—	$—	$(188,386)	$—	$(188,386)

n)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of

16

indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended October 31, 2010	For the Year Ended October 31, 2009
Ordinary Income	$—	$161,829
Tax Return of Capital	—	459

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(3,033,398)
Unrealized Appreciation †	2,093,369
Total Accumulated Deficit	$(940,029)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$113,639
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(6,131)
Capital Stock and Paid-In-Capital	(107,508)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$3,033,398
Total	$3,033,398

As of October 31, 2010, the Fund utilized $1,046,291 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

18

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.29%	NA	NA	1.04%	1.40%	1.10%	0.80%	NA

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.29%	NA	NA	1.04%	1.54%	1.24%	0.94%	NA

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

19

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended October 31, 2010	Year Ended October 31, 2009	Year Ended October 31, 2008	Year Ended October 31, 2007		Year Ended October 31, 2006
Class A Shares	1.15%	1.21%	1.11%	1.11%		1.17%
Class B Shares	1.95	2.01	1.92	1.91		1.96
Class C Shares	1.85	1.92	1.84	1.83		1.88
Class I Shares	0.88	0.88	0.81	0.78		0.88	*
Class R3 Shares	1.41	1.45	1.46	1.47	†
Class R4 Shares	1.10	1.11	1.12	1.13	†
Class R5 Shares	0.80	0.80	0.82	0.84	†
Class Y Shares	0.70	0.71	0.72	0.71		0.73

*	From August 31, 2006 (commencement of operations), through October 31, 2006.
†	From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $20,474 and contingent deferred sales charges of $1,955 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $394. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $52. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO

20

was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for SEC Settlement for the Year Ended October 31, 2007	Total Return Excluding Payment from Affiliate for the Year Ended October 31, 2007
Class A	0.03%	26.11%
Class B	0.04	25.10
Class C	0.04	25.23
Class I	0.03	26.45
Class Y	0.03	26.62

5.	Affiliate Holdings:

As of October 31, 2010, The Hartford Checks and Balances Fund, an affiliated fund, had ownership of 18,492 Class Y shares of the Fund.

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$12,726,966
Sales Proceeds Excluding U.S. Government Obligations	13,566,373

21

The Hartford Capital Appreciation Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	57,732	—	(116,889)	—	(59,157)	126,979	4,767	(179,765)	—	(48,019)
Amount	$1,763,382	$—	$(3,548,666)	$—	$(1,785,284)	$2,908,863	$98,818	$(4,197,839)	$—	$(1,190,158)
Class B
Shares	319	—	(12,544)	—	(12,225)	4,643	120	(14,825)	—	(10,062)
Amount	$8,667	$—	$(341,370)	$—	$(332,703)	$95,652	$2,237	$(302,796)	$—	$(204,907)
Class C
Shares	13,487	—	(25,134)	—	(11,647)	21,432	533	(32,191)	—	(10,226)
Amount	$367,843	$—	$(679,911)	$—	$(312,068)	$455,896	$9,961	$(639,406)	$—	$(173,549)
Class I
Shares	83,837	—	(29,891)	—	53,946	92,259	381	(17,705)	—	74,935
Amount	$2,549,531	$—	$(901,191)	$—	$1,648,340	$2,401,632	$7,848	$(450,248)	$—	$1,959,232
Class R3
Shares	3,069	—	(390)	—	2,679	929	5	(215)	—	719
Amount	$99,172	$—	$(12,597)	$—	$86,575	$23,823	$112	$(5,473)	$—	$18,462
Class R4
Shares	3,050	—	(1,576)	—	1,474	4,047	63	(766)	—	3,344
Amount	$98,778	$—	$(51,769)	$—	$47,009	$104,309	$1,388	$(19,415)	$—	$86,282
Class R5
Shares	1,542	—	(1,127)	—	415	4,899	31	(589)	—	4,341
Amount	$50,179	$—	$(36,942)	$—	$13,237	$130,863	$688	$(16,545)	$—	$115,006
Class Y
Shares	26,347	—	(12,585)	—	13,762	11,636	857	(6,234)	—	6,259
Amount	$860,385	$—	$(414,968)	$—	$445,417	$290,454	$19,106	$(153,866)	$—	$155,694
Total
Shares	189,383	—	(200,136)	—	(10,753)	266,824	6,757	(252,290)	—	21,291
Amount	$5,797,937	$—	$(5,987,414)	$—	$(189,477)	$6,411,492	$140,158	$(5,785,588)	$—	$766,062

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	4,036	$124,838
For the Year Ended October 31, 2009	3,504	$83,420

8.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $245, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is

22

allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

10.  Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.  Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

23

The Hartford Capital Appreciation Fund
Financial Highlights
– Selected Per-Share Data (A) –

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2010 (E)
A	$28.02	$0.14	$–	$4.24	$4.38	$–	$–	$–	$–	$4.38	$32.40
B	24.95	(0.10)	–	3.77	3.67	–	–	–	–	3.67	28.62
C	25.07	(0.07)	–	3.79	3.72	–	–	–	–	3.72	28.79
I	27.94	0.21	–	4.24	4.45	–	–	–	–	4.45	32.39
R3	29.67	0.05	–	4.50	4.55	–	–	–	–	4.55	34.22
R4	29.96	0.16	–	4.54	4.70	–	–	–	–	4.70	34.66
R5	30.15	0.26	–	4.58	4.84	–	–	–	–	4.84	34.99
Y	30.24	0.29	–	4.60	4.89	–	–	–	–	4.89	35.13

For the Year Ended October 31, 2009 (E)
A	23.43	0.14	–	4.76	4.90	(0.31)	–	–	(0.31)	4.59	28.02
B	20.77	(0.05)	–	4.28	4.23	(0.05)	–	–	(0.05)	4.18	24.95
C	20.91	(0.03)	–	4.29	4.26	(0.10)	–	–	(0.10)	4.16	25.07
I	23.41	0.14	–	4.82	4.96	(0.43)	–	–	(0.43)	4.53	27.94
R3	24.92	0.05	–	5.07	5.12	(0.37)	–	–	(0.37)	4.75	29.67
R4	25.08	0.15	–	5.12	5.27	(0.39)	–	–	(0.39)	4.88	29.96
R5	25.21	0.20	–	5.17	5.37	(0.43)	–	–	(0.43)	4.94	30.15
Y	25.28	0.27	–	5.14	5.41	(0.45)	–	–	(0.45)	4.96	30.24

For the Year Ended October 31, 2008 (E)
A	46.08	0.20	–	(19.12)	(18.92)	–	(3.73)	–	(3.73)	(22.65)	23.43
B	41.59	(0.09)	–	(17.00)	(17.09)	–	(3.73)	–	(3.73)	(20.82)	20.77
C	41.82	(0.06)	–	(17.12)	(17.18)	–	(3.73)	–	(3.73)	(20.91)	20.91
I	45.90	0.28	–	(19.04)	(18.76)	–	(3.73)	–	(3.73)	(22.49)	23.41
R3	48.91	0.09	–	(20.35)	(20.26)	–	(3.73)	–	(3.73)	(23.99)	24.92
R4	49.05	0.22	–	(20.46)	(20.24)	–	(3.73)	–	(3.73)	(23.97)	25.08
R5	49.15	0.34	–	(20.55)	(20.21)	–	(3.73)	–	(3.73)	(23.94)	25.21
Y	49.23	0.36	–	(20.58)	(20.22)	–	(3.73)	–	(3.73)	(23.95)	25.28

For the Year Ended October 31, 2007 (E)
A	39.67	0.16	–	9.42	9.58	(0.13)	(3.04)	–	(3.17)	6.41	46.08
B	36.25	(0.15)	–	8.53	8.38	–	(3.04)	–	(3.04)	5.34	41.59
C	36.40	(0.12)	–	8.58	8.46	–	(3.04)	–	(3.04)	5.42	41.82
I	39.69	0.26	–	9.39	9.65	(0.40)	(3.04)	–	(3.44)	6.21	45.90
R3(G)	40.22	0.01	–	8.68	8.69	–	–	–	–	8.69	48.91
R4(G)	40.22	0.02	–	8.81	8.83	–	–	–	–	8.83	49.05
R5(G)	40.22	0.08	–	8.85	8.93	–	–	–	–	8.93	49.15
Y	42.19	0.34	–	10.06	10.40	(0.32)	(3.04)	–	(3.36)	7.04	49.23

For the Year Ended October 31, 2006
A	36.51	0.15	–	6.43	6.58	–	(3.42)	–	(3.42)	3.16	39.67
B	33.90	(0.10)	–	5.87	5.77	–	(3.42)	–	(3.42)	2.35	36.25
C	34.00	(0.07)	–	5.89	5.82	–	(3.42)	–	(3.42)	2.40	36.40
I(J)	37.53	–	–	2.16	2.16	–	–	–	–	2.16	39.69
Y	38.47	0.30	–	6.84	7.14	–	(3.42)	–	(3.42)	3.72	42.19
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.
(J)	Commenced operations on August 31, 2006.

24

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

15.63%		$8,535,338	1.15%		1.15%		1.15%		0.45%		70%
14.71		828,754	1.95		1.95		1.95		(0.36)		–
14.84		3,001,079	1.85		1.85		1.85		(0.25)		–
15.93		4,781,187	0.88		0.88		0.88		0.70		–
15.34		126,972	1.42		1.41		1.41		0.17		–
15.69		270,804	1.10		1.10		1.10		0.49		–
16.05		215,999	0.80		0.80		0.80		0.79		–
16.17		2,196,541	0.70		0.70		0.70		0.89		–

21.40		9,038,634	1.22		1.22		1.22		0.58		77
20.44		1,027,505	2.07		2.02		2.02		(0.22)		–
20.54		2,905,481	1.93		1.93		1.93		(0.15)		–
21.84		2,616,775	0.89		0.89		0.89		0.59		–
21.08		30,633	1.46		1.46		1.46		0.19		–
21.53		189,912	1.12		1.12		1.12		0.60		–
21.89		173,619	0.81		0.81		0.81		0.75		–
22.01		1,474,927	0.72		0.72		0.72		1.05		–

(44.46)		8,682,603	1.12		1.12		1.12		0.54		82
(44.90)		1,064,188	1.92		1.92		1.92		(0.29)		–
(44.86)		2,637,037	1.84		1.84		1.84		(0.19)		–
(44.27)		438,528	0.81		0.81		0.81		0.87		–
(44.64)		7,809	1.46		1.46		1.46		0.28		–
(44.46)		75,127	1.12		1.12		1.12		0.60		–
(44.30)		35,734	0.83		0.83		0.83		0.93		–
(44.24)		1,074,711	0.72		0.72		0.72		0.95		–

26.15	(F)	13,684,583	1.11		1.11		1.11		0.39		72
25.15	(F)	2,209,870	1.92		1.92		1.92		(0.40)		–
25.28	(F)	4,411,286	1.83		1.83		1.83		(0.32)		–
26.49	(F)	156,616	0.79		0.79		0.79		0.65		–
21.61	(H)	41	1.47	(I)	1.47	(I)	1.47	(I)	0.04	(I)	–
21.95	(H)	15,618	1.14	(I)	1.14	(I)	1.14	(I)	0.06	(I)	–
22.20	(H)	1,165	0.85	(I)	0.85	(I)	0.85	(I)	0.25	(I)	–
26.66	(F)	1,035,754	0.72		0.72		0.72		0.78		–

19.56		9,312,766	1.18		1.18		1.18		0.47		74
18.59		1,868,359	1.97		1.97		1.97		(0.31)		–
18.69		2,968,472	1.90		1.90		1.90		(0.25)		–
5.76	(H)	5,193	0.88	(I)	0.88	(I)	0.88	(I)	0.17	(I)	–
20.07		414,259	0.75		0.75		0.75		0.90		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Capital Appreciation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Capital Appreciation Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

26

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Capital Appreciation Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

28

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

 The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Capital Appreciation Fund
Federal Tax Information (Unaudited)

The Fund made no capital gain or income distributions for the fiscal year ended October 31, 2010.

30

The Hartford Capital Appreciation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2010	Ending Account Value October 31, 2010	Expenses paid during the period April 30, 2010 through October 31, 2010	Beginning Account Value April 30, 2010	Ending Account Value October 31, 2010	Expenses paid during the period April 30, 2010 through October 31, 2010	Annualized expense ratio	Days in the current ½ year	Days in the full year
Class A	$1,000.00	$1,019.50	$5.90	$1,000.00	$1,019.36	$5.90	1.16%	184	365
Class B	$1,000.00	$1,015.19	$9.96	$1,000.00	$1,015.32	$9.96	1.96	184	365
Class C	$1,000.00	$1,015.87	$9.40	$1,000.00	$1,015.88	$9.40	1.85	184	365
Class I	$1,000.00	$1,020.84	$4.48	$1,000.00	$1,020.77	$4.48	0.88	184	365
Class R3	$1,000.00	$1,018.17	$7.17	$1,000.00	$1,018.10	$7.17	1.41	184	365
Class R4	$1,000.00	$1,019.69	$5.60	$1,000.00	$1,019.66	$5.60	1.10	184	365
Class R5	$1,000.00	$1,021.31	$4.08	$1,000.00	$1,021.17	$4.08	0.80	184	365
Class Y	$1,000.00	$1,021.79	$3.57	$1,000.00	$1,021.68	$3.57	0.70	184	365

31

The Hartford Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Capital Appreciation Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non- management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment

32

advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by

33

The Hartford Capital Appreciation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, and Class R5 shares by 0.14%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

34

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Capital Appreciation II Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Capital Appreciation II Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Capital Appreciation II Fund inception 04/29/2005
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview(1) 4/29/05 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 3000 Index is an unmanaged index which measures the performance of  the 3,000 largest U.S. companies based on total market capitalization. You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
Capital Appreciation II A#	20.48%	5.52%	6.96%
Capital Appreciation II A##	13.86%	4.34%	5.87%
Capital Appreciation II B#	19.52%	4.71%	6.12%
Capital Appreciation II B##	14.52%	4.38%	5.98%
Capital Appreciation II C#	19.54%	4.75%	6.20%
Capital Appreciation II C##	18.54%	4.75%	6.20%
Capital Appreciation II I#	20.90%	5.82%	7.24%
Capital Appreciation II R3#	20.07%	5.37%	6.83%
Capital Appreciation II R4#	20.52%	5.65%	7.10%
Capital Appreciation II R5#	20.81%	5.87%	7.30%
Capital Appreciation II Y#	20.89%	5.98%	7.40%
Russell 3000 Index	18.34%	2.08%	3.08%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Managers
Michael T. Carmen, CFA, CPA	Nicholas M Choumenkovitch	Saul J. Pannell, CFA
Senior Vice President, Partner	Senior Vice President	Senior Vice President, Partner

Kent M. Stahl, CFA	Frank D. Catrickes, CFA, CMT	David W. Palmer, CFA
Senior Vice President	Senior Vice President, Partner	Vice President

How did the Fund perform?

The Class A shares of The Hartford Capital Appreciation Fund II returned 20.48%, before sales charge, for the twelve-month period ended October 31, 2010, outperforming the Fund’s benchmark, the Russell 3000 Index, which returned 18.34% for the same period. The Fund also outperformed the 17.41% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets were volatile during the period due to significant macroeconomic concerns, but rebounded strongly to end the period. Strong corporate earnings, a rebound in growth in China, and robust merger and acquisition activity boosted investors’ enthusiasm for stocks, while favorable economic data helped to diminish fears of a double-dip global recession and increase investors’ appetite for risk in the latter part of the period.

2

All ten sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Consumer Discretionary (+35%), Industrials (+29%), and Materials (+28%) sectors, while the Financials (+8%), Energy (+8%), and Health Care (+15%) sectors lagged on a relative basis.

The Fund outperformed its benchmark due to both security selection and sector allocation, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process. Strong stock selection within the Industrials, Health Care, and Materials sectors more than offset weaker stock selection in the Consumer Discretionary sector. An overweight position (i.e. the Fund’s sector position was greater than the benchmark position) in the strong-performing Consumer Discretionary sector and an underweight position (i.e. the Fund’s sector position was less than the benchmark position) to the weaker-performing Energy sector contributed positively to relative returns.

The top contributors to relative performance were Delta Air Lines (Industrials), Ford Motor Company (Consumer Discretionary), and Exxon Mobil (Energy). In the first half of the period, shares of airline operator Delta Air Lines rose as signs of improvement in high-margin business travel and improving revenue metrics. Shares of automobile and truck manufacturer Ford Motor Company benefited in the early part of the period as earnings exceeded expectations due to the firm's strong product line-up as well as continued improvements in prices and margins. Our underweight position in Exxon Mobil contributed positively to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns; concerns about potential dilution from Exxon Mobil’s acquisition of XTO drove the price of Exxon Mobil down in the early portion of the period. Apple (Information Technology) was a top contributor to absolute performance during the period.

Great American Group (Financials), VistaPrint (Information Technology), and Adobe Systems (Information Technology) detracted most from relative returns. Great American Group’s shares retreated after management forecasted a slowdown in the firm’s liquidation-related business segment. The company also reported disappointing earnings during the second quarter as economic conditions for retailers and credit markets improved, making the environment for auctions and liquidations challenging. Shares of VistaPrint, an online provider of customized marketing products and services to micro businesses worldwide, fell after management released disappointing revenue guidance for fiscal year 2010 and the first quarter of 2011, citing unfavorable changes in currency values. Shares of Adobe Systems, a leading digital media software company, fell as investors were concerned about the sustainability of sales growth following the launch of the company’s CS5 product cycle. SuperMedia (Consumer Discretionary) was also among the largest detractors from absolute performance.

What is the outlook?

The uneven nature of the current economic recovery is not surprising given the depth of the downturn and its origins in excessive credit. Unlike a “normal” correction, which is often short-lived, the popping of a credit bubble can take time to unwind. The policy response to this recession, however, was both rapid and massive, helping to cushion the recession’s effects. Further, emerging economies have picked up much of the slack created by contraction among developed nations, in part due to emerging markets’ strong fiscal positions and the ongoing expansion of their middle class.

In this environment we continue to focus our efforts on stock-by-stock fundamental research across the Fund’s opportunistic and complementary investment strategies. At the end of the period, the Fund’s largest overweights were in the Industrials, Materials, and Consumer Discretionary sectors and largest underweights were in the Consumer Staples, Telecommunication Services, and Utilities sectors relative to the Russell 3000 benchmark.

Diversification by Industry
as of October 31, 2010
Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	4.1%
Banks (Financials)	5.1
Capital Goods (Industrials)	10.9
Commercial & Professional Services (Industrials)	0.8
Consumer Durables & Apparel (Consumer Discretionary)	3.6
Consumer Services (Consumer Discretionary)	1.9
Diversified Financials (Financials)	6.9
Energy (Energy)	8.5
Food & Staples Retailing (Consumer Staples)	1.0
Food, Beverage & Tobacco (Consumer Staples)	3.4
Health Care Equipment & Services (Health Care)	3.8
Household & Personal Products (Consumer Staples)	0.2
Insurance (Financials)	3.7
Materials (Materials)	8.4
Media (Consumer Discretionary)	1.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	5.3
Real Estate (Financials)	0.5
Retailing (Consumer Discretionary)	4.2
Semiconductors & Semiconductor Equipment (Information Technology)	3.7
Software & Services (Information Technology)	8.6
Technology Hardware & Equipment (Information Technology)	7.0
Transportation (Industrials)	3.7
Utilities (Utilities)	1.0
Total	97.6%
Fixed Income Securities
Arts, Entertainment and Recreation (Services)	0.1
Finance and Insurance (Finance)	0.1
Total	0.2%
Short-Term Investments	1.8
Other Assets and Liabilities	0.4
Total	100.0%

3

The Hartford Capital Appreciation II Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.4%
	Automobiles & Components - 3.9%
157	Astra International TBK	$1,003
19	BorgWarner, Inc. ●	1,052
126	Daimler AG	8,317
161	Dana Holding Corp. ●	2,282
580	Ford Motor Co. ●	8,192
162	Johnson Controls, Inc.	5,687
11	Lear Corp. ●	1,003
15	Magna International, Inc. Class A	1,398
583	Modine Manufacturing Co. ●	7,884
39	Peugeot S.A.	1,554
101	Tenneco Automotive, Inc. ●	3,293
		41,665
	Banks - 5.1%
2,774	Agricultural Bank of China ●	1,464
325	Banco Santander Brasil S.A.	4,676
25	Bancolombia S.A. ADR	1,673
282	Barclays Bank plc	1,238
866	China Merchants Bank Co., Ltd.	2,467
229	Itau Unibanco Banco Multiplo S.A. ADR	5,633
14	Itau Unibanco Holding S.A. ADR ■	354
234	Kasikornbank Public Co., Ltd.	984
71	MGIC Investment Corp. ●	625
960	Mitsubishi UFJ Financial Group, Inc.	4,456
203	PMI Group, Inc. ●	682
376	Radian Group, Inc.	2,854
59	Susquehanna Bancshares, Inc.	462
1,042	Wells Fargo & Co.	27,182
		54,750
	Capital Goods - 10.9%
219	Aecom Technology Corp. ●	5,799
22	AGCO Corp. ●	943
68	Ameresco, Inc. ●	887
298	ArvinMeritor, Inc. ●	4,942
74	Atlas Copco Ab	1,542
90	Barnes Group, Inc.	1,643
48	BE Aerospace, Inc. ●	1,770
61	Belden, Inc.	1,708
85	Boeing Co.	5,976
44	Cooper Industries plc Class A	2,317
17	Esterline Technologies Corp. ●	1,018
56	European Aeronautic Defence and Space Co. N.V.	1,477
11	Fanuc Ltd.	1,578
26	Flowserve Corp.	2,550
–	Foster Wheeler AG ●	–
97	General Dynamics Corp.	6,606
412	General Electric Co.	6,598
28	Honeywell International, Inc.	1,310
323	Ingersoll-Rand plc	12,697
440	Itochu Corp.	3,858
31	Joy Global, Inc.	2,178
27	Kone Oyj Class B	1,454
18	Lindsay Corp.	1,018
17	Lockheed Martin Corp.	1,233
38	Masco Corp.	409
40	Moog, Inc. Class A ●	1,511
37	Navistar International Corp. ●	1,780
107	Northrop Grumman Corp.	6,751
64	Outotec Oyj	2,984
68	Pentair, Inc.	2,212
30	Precision Castparts Corp.	4,125
229	Rolls-Royce Group plc	2,380
89	Safran S.A.	2,809
29	Schneider Electric S.A.	4,181
93	Terex Corp. ●	2,096
64	Textron, Inc.	1,337
48	Titan International, Inc.	721
25	TransDigm Group, Inc. ●	1,674
21	Triumph Group, Inc.	1,754
82	United Rentals, Inc. ●	1,549
162	Volvo Ab Class B	2,190
23	W.W. Grainger, Inc.	2,840
14	Wabco Holdings, Inc. ●	641
79	WESCO International, Inc. ●	3,374
		118,420
	Commercial & Professional Services - 0.8%
189	Capital Group plc	2,326
177	Corrections Corp. of America ●	4,531
281	Steelcase, Inc.	2,359
		9,216
	Consumer Durables & Apparel - 3.6%
434	Brunswick Corp.	6,870
28	CIE Financiere Richemont S.A.	1,382
551	Eastman Kodak Co. ●	2,594
245	Hanesbrands, Inc. ●	6,068
147	Jarden Corp.	4,705
213	Mattel, Inc.	4,959
37	Pandora A/S ●	1,777
208	PDG Realty S.A.	2,573
54	Pulte Group, Inc. ●	423
21	Stanley Black & Decker, Inc.	1,296
168	Tempur-Pedic International, Inc. ●	5,792
		38,439
	Consumer Services - 1.9%
77	Apollo Group, Inc. Class A ●	2,885
26	Capella Education Co. ●	1,398
40	DeVry, Inc.	1,895
54	Educomp Solutions Ltd.	666
297	Genting Berhad	997
88	ITT Educational Services, Inc. ●	5,709
35	Kangwon Land, Inc.	812
11	New Oriental Education & Technology Group, Inc. ADR ●	1,203
9,217	Rexlot Holdings Ltd.	855
15	Strayer Education, Inc.	2,083
424	Thomas Cook Group plc	1,228
		19,731
	Diversified Financials - 6.9%
102	Ameriprise Financial, Inc.	5,262
465	AMMB Holdings Berhad	946
604	Bank of America Corp.	6,905
40	Bank of New York Mellon Corp.	1,002
225	BM & F Bovespa S.A.	1,874
76	Goldman Sachs Group, Inc.	12,274
1,079	Great American Group, Inc. ●	594
497	ING Groep N.V.	5,316
169	Invesco Ltd.	3,889
167	JP Morgan Chase & Co.	6,277

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.4% - (continued)
	Diversified Financials - 6.9% - (continued)
30	Lazard Ltd.	$1,103
112	Oaktree Capital ■●	3,920
342	Rural Electrification Corp.	2,858
40	SEI Investments Co.	879
60	Shriram Transport Finance Co., Ltd.	1,190
59	Solar Cayman Ltd. ⌂●†	23
173	TD Ameritrade Holding Corp. ●	2,957
414	UBS AG	7,029
482	UBS AG ADR	8,196
58	Waddell and Reed Financial, Inc. Class A	1,675
		74,169
	Energy - 8.5%
121	Anadarko Petroleum Corp.	7,450
39	Apache Corp.	3,982
63	Atwood Oceanics, Inc. ●	2,032
24	Baker Hughes, Inc.	1,121
342	BG Group plc	6,652
78	BP plc ADR	3,181
44	Cabot Oil & Gas Corp.	1,272
107	Cameco Corp.	3,326
42	Cameron International Corp. ●	1,838
82	Canadian Natural Resources Ltd. ADR	2,994
38	Chevron Corp.	3,164
200	Cobalt International Energy ●	1,854
207	Consol Energy, Inc.	7,613
79	ENSCO International plc	3,637
59	Exxon Mobil Corp.	3,935
–	Inpex Corp.	2,193
333	Karoon Gas Australia Ltd. ●	3,069
26	Massey Energy Co.	1,073
94	Noble Corp.	3,253
44	OAO Gazprom Class S ADR	957
30	Overseas Shipholding Group, Inc.	999
369	Paladin Energy Ltd. ●	1,489
88	Reliance Industries Ltd. GDR ■	4,347
60	Repsol YPF S.A.	1,659
82	SBM Offshore N.V.	1,684
127	Southwestern Energy Co. ●	4,292
114	Tsakos Energy Navigation Ltd.	1,181
169	Ultra Petroleum Corp. ●	6,940
91	Venoco, Inc. ●	1,414
184	Weatherford International Ltd. ●	3,086
		91,687
	Food & Staples Retailing - 1.0%
508	CP ALL PCL	753
221	CVS/Caremark Corp.	6,652
62	Wal-Mart Stores, Inc.	3,374
		10,779
	Food, Beverage & Tobacco - 3.4%
31	Anheuser-Busch InBev N.V.	1,948
110	Archer Daniels Midland Co.	3,655
26	Bunge Ltd. Finance Corp.	1,544
967	China Agri-Industries Holdings	1,413
350	Green Mountain Coffee Roasters ●	11,537
37	Groupe Danone	2,343
31	H.J. Heinz Co.	1,532
65	Imperial Tobacco Group plc	2,070
–	Japan Tobacco, Inc.	1,206
114	Kraft Foods, Inc.	3,686
83	Molson Coors Brewing Co.	3,934
33	PepsiCo, Inc.	2,161
		37,029
	Health Care Equipment & Services - 3.8%
69	CIGNA Corp.	2,411
149	Covidien plc	5,951
43	Humana, Inc. ●	2,501
222	Medtronic, Inc.	7,812
56	St. Jude Medical, Inc. ●	2,145
121	SXC Health Solutions Corp. ●	4,718
420	UnitedHealth Group, Inc.	15,135
		40,673
	Household & Personal Products - 0.2%
29	Beiersdorf AG	1,894

	Insurance - 3.7%
106	ACE Ltd.	6,280
49	Aflac, Inc.	2,756
832	AIA Group Ltd. ●	2,474
177	Assured Guaranty Ltd.	3,364
1	Brasil Insurance Participacoese Administracao S.A	953
38	Everest Re Group Ltd.	3,208
159	Fidelity National Financial, Inc.	2,122
143	Genworth Financial, Inc. ●	1,617
161	Marsh & McLennan Cos., Inc.	4,027
52	Principal Financial Group, Inc.	1,401
89	Reinsurance Group of America, Inc.	4,471
49	Tokio Marine Holdings, Inc.	1,366
206	Unum Group	4,607
3	White Mountains Insurance Group Ltd.	1,022
		39,668
	Materials - 8.4%
23	A. Schulman, Inc.	496
20	Agrium U.S., Inc.	1,744
37	Allied Nevada Gold Corp. ●	903
65	AngloGold Ltd. ADR	3,047
43	Barrick Gold Corp.	2,048
37	CF Industries Holdings, Inc.	4,519
428	CGA Mining Ltd. ●	1,256
110	CRH plc	1,895
69	Detour Gold Corp. ●	2,026
270	Dow Chemical Co.	8,332
77	Freeport-McMoRan Copper & Gold, Inc.	7,316
75	Fronteer Gold, Inc. ●	593
24	Georgia Gulf Corp. ●	487
40	HeidelbergCement AG	2,097
652	Huabao International Holdings Ltd.	986
83	Impala Platinum Holdings Ltd.	2,335
124	Medusa Mining Ltd.	678
109	Methanex Corp.	3,029
23	Molycorp, Inc. ●	805
31	Monsanto Co.	1,848
192	Mosaic Co.	14,047
35	Olin Corp.	704
229	Owens-Illinois, Inc. ●	6,413
207	Perseus Mining Ltd. ●	609
86	Rainy River Resources Ltd. ●	811
549	Rexam plc	2,794

The accompanying notes are an integral part of these financial statements.

5

The Hartford Capital Appreciation II Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.4% - (continued)
	Materials - 8.4% - (continued)
55	Rio Tinto plc	$3,582
398	Romarco Minerals, Inc. ●	1,060
126	Sino Forest Corp. Class A ●	2,498
190	Steel Dynamics, Inc.	2,762
114	Titanium Metals Corp. ●	2,243
117	Vallar plc ●	1,726
58	Vulcan Materials Co.	2,106
72	Xstrata plc	1,401
		89,196
	Media - 1.3%
267	Comcast Corp. Class A	5,500
74	Comcast Corp. Special Class A	1,435
26	DirecTV Class A ●	1,129
46	DreamWorks Animation SKG, Inc. ●	1,634
914	Sirius XM Radio, Inc. w/ Rights ●	1,367
50	Supermedia, Inc. ●	329
30	Virgin Media, Inc.	768
139	WPP plc	1,620
		13,782
	Pharmaceuticals, Biotechnology & Life Sciences - 5.3%
51	Amgen, Inc. ●	2,888
39	AstraZeneca plc ADR	1,943
37	Bristol-Myers Squibb Co.	992
64	Celgene Corp. ●	3,973
75	Daiichi Sankyo Co., Ltd.	1,596
246	Elan Corp. plc ADR ●	1,340
88	Gilead Sciences, Inc. ●	3,475
51	Johnson & Johnson	3,266
15	Merck & Co., Inc.	536
85	Momenta Pharmaceuticals, Inc. ●	1,426
119	Mylan, Inc. ●	2,418
793	Novavax, Inc. ●	1,927
770	Pfizer, Inc.	13,404
249	Pharmaceutical Product Development, Inc.	6,419
38	Roche Holding AG	5,614
64	Teva Pharmaceutical Industries Ltd. ADR	3,333
40	UCB S.A.	1,560
21	Waters Corp. ●	1,520
		57,630
	Real Estate - 0.5%
501	BR Malls Participacoes S.A.	4,708
197	Hang Lung Properties Ltd.	967
34	ProLogis	468
		6,143
	Retailing - 4.2%
66	Aeropostale, Inc. ●	1,619
10	Amazon.com, Inc. ●	1,643
1,405	Buck Holdings L.P. ⌂●†	3,239
108	Family Dollar Stores, Inc.	4,982
61	Kohl's Corp. ●	3,139
17	Lojas Renner S.A.	661
441	Lowe's Co., Inc.	9,410
8	Netflix, Inc. ●	1,473
52	Nordstrom, Inc.	2,006
5	Priceline.com, Inc. ●	1,971
87	Ross Stores, Inc.	5,114
254	Staples, Inc.	5,206
24	Target Corp.	1,223
45	The Buckle, Inc.	1,309
37	TJX Cos., Inc.	1,707
		44,702
	Semiconductors & Semiconductor Equipment - 3.7%
165	Altera Corp.	5,162
462	Applied Materials, Inc.	5,707
201	Arm Holdings plc	1,176
128	Broadcom Corp. Class A	5,215
21	Cree, Inc. ●	1,071
108	GT Solar International, Inc. ●	891
262	Micron Technology, Inc. ●	2,170
70	MIPS Technologies, Inc. Class A ●	1,031
54	OmniVision Technologies, Inc. ●	1,454
97	ON Semiconductor Corp. ●	744
8	Silicon Laboratories, Inc. ●	330
232	Skyworks Solutions, Inc. ●	5,323
497	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	5,422
244	Teradyne, Inc. ●	2,743
40	Varian Semiconductor Equipment Associates, Inc. ●	1,297
		39,736
	Software & Services - 8.6%
244	Activision Blizzard, Inc.	2,793
71	Adobe Systems, Inc. ●	2,010
51	Alliance Data Systems Corp. ●	3,115
109	Automatic Data Processing, Inc.	4,825
39	CACI International, Inc. Class A ●	1,935
18	Digital River, Inc. ●	656
7	eAccess Ltd.	5,060
336	eBay, Inc. ●	10,028
57	Global Payments, Inc.	2,209
9	Google, Inc. ●	5,456
38	IAC/Interactive Corp. ●	1,061
19	IBM Corp.	2,773
79	JDA Software Group, Inc. ●	2,006
24	Logmein, Inc. ●	939
22	Mantech International Corp. Class A ●	870
164	Microsoft Corp.	4,374
53	Monster Worldwide, Inc. ●	951
673	Oracle Corp.	19,790
29	Paychex, Inc.	809
39	Quest Software, Inc. ●	1,011
68	Rovi Corp. ●	3,447
188	Support.com, Inc. ●	1,066
32	Tencent Holdings Ltd.	724
33	Teradata Corp. ●	1,305
121	TiVo, Inc. ●	1,346
31	VMware, Inc. ●	2,360
600	Western Union Co.	10,568
		93,487
	Technology Hardware & Equipment - 7.0%
26	Acme Packet, Inc. ●	1,015
59	Apple, Inc. ●	17,787
157	Arrow Electronics, Inc. ●	4,643
58	Aruba Networks, Inc. ●	1,267
332	Cisco Systems, Inc. ●	7,581
348	Corning, Inc.	6,358
150	EMC Corp. ●	3,144
11	F5 Networks, Inc. ●	1,242
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.4% - (continued)
	Technology Hardware & Equipment - 7.0% - (continued)
377	Flextronics International Ltd. ●		$2,699
48	Hewlett-Packard Co.		2,031
293	Hon Hai Precision Industry Co., Ltd.		1,108
376	Hughes Telematics, Inc. ●		1,091
65	NetApp, Inc. ●		3,463
234	Polycom, Inc. ●		7,898
181	Qualcomm, Inc.		8,161
218	Quantum Corp. ●		736
37	Research In Motion Ltd. ●		2,111
256	Sanmina-Sci Corp. ●		3,369
			75,704
	Transportation - 3.7%
2,876	AirAsia Berhad ●		2,288
264	British Airways plc		1,145
9	C.H. Robinson Worldwide, Inc.		620
349	Cathay Pacific Airways Ltd.		941
88	Cebu Air, Inc. ●		256
54	Cia de Concessoes Rodoviarias		1,458
304	Delta Air Lines, Inc. ●		4,222
63	FedEx Corp.		5,553
184	JetBlue Airways Corp. ●		1,281
16	Kuehne & Nagel International AG		1,997
242	Toll Holdings Ltd.		1,472
487	United Continental Holdings, Inc. ●		14,136
23	United Parcel Service, Inc. Class B		1,522
330	US Airways Group, Inc. ●		3,890
			40,781
	Utilities - 1.0%
81	American Electric Power Co., Inc.		3,014
47	Entergy Corp.		3,481
186	N.V. Energy, Inc.		2,546
53	Northeast Utilities		1,645
			10,686
	Total common stocks
	(cost $963,451)		$1,049,967

PREFERRED STOCKS - 0.2%
	Automobiles & Components - 0.2%
10	Volkswagen AG N.V.		$1,537

	Total preferred stocks
	(cost $1,097)		$1,537

WARRANTS - 0.0%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
13	Novavax, Inc. ⌂●		$–

	Total warrants
	(cost $–)		$–

CORPORATE BONDS: INVESTMENT GRADE - 0.2%
	Arts, Entertainment and Recreation - 0.1%
	International Game Technology
$563	3.25%, 05/01/2014۞		$626

	Finance and Insurance - 0.1%
	Affiliated Managers Group
1,181	3.95%, 08/15/2038۞		1,240

	Total corporate bonds: investment grade
	(cost $1,770)		$1,866

	Total long-term investments
	(cost $966,318)		$1,053,370

SHORT-TERM INVESTMENTS - 1.8%
	Repurchase Agreements - 1.8%
	Bank of America Merrill Lynch TriParty
	Joint Repurchase Agreement (maturing on
	11/01/2010 in the amount of $4,538,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034
	- 2040, value of $4,629)
$4,538	0.23%, 10/31/2010		$4,538
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $2,749,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023
	- 2040, value of $2,804)
2,749	0.23%, 10/31/2010		2,749
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $12,393,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $12,641)
12,393	0.22%, 10/31/2010		12,393
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $13, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $13)
13	0.21%, 10/31/2010		13
			19,693
	Total short-term investments
	(cost $19,693)		$19,693

	Total investments
	(cost $986,011) ▲	99.6%	$1,073,063
	Other assets and liabilities	0.4%	4,487
	Total net assets	100.0%	$1,077,550

The accompanying notes are an integral part of these financial statements.

7

The Hartford Capital Appreciation II Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 22.3% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $1,017,458 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$112,349
Unrealized Depreciation	(56,744)
Net Unrealized Appreciation	$55,605

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at October 31, 2010, was $3,262, which represents 0.30% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $8,621, which represents 0.80% of total net assets.

۞	Convertible security.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	1,405	Buck Holdings L.P.	$1,205
07/2008	13	Novavax, Inc. Warrants	–
03/2007	59	Solar Cayman Ltd. - 144A	44

The aggregate value of these securities at October 31, 2010, was $3,262, which represents 0.30% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	JP Morgan Securities	Buy	$278	$276	11/01/2010	$2
British Pound	Goldman Sachs	Sell	959	959	11/03/2010	–
British Pound	State Street Global Markets LLC	Buy	226	222	11/01/2010	4
British Pound	State Street Global Markets LLC	Sell	119	117	11/01/2010	(2)
British Pound	Westpac International	Sell	81	80	11/02/2010	(1)
Canadian Dollar	Barclay Investments	Buy	79	79	11/03/2010	–
Euro	Banc of America Securities	Sell	4,552	4,109	12/15/2010	(443)
Euro	Barclay Investments	Sell	3,065	2,838	12/15/2010	(227)
Euro	Barclay Investments	Sell	1,968	2,024	12/15/2010	56
Euro	Brown Brothers Harriman	Buy	6,256	5,512	12/15/2010	744
Euro	Calyon Securities	Buy	190	188	11/01/2010	2
Euro	CS First Boston	Sell	987	987	11/02/2010	–
Euro	Deutsche Bank Securities	Sell	4,225	3,808	12/15/2010	(417)
Euro	Goldman Sachs	Sell	4,227	3,813	12/15/2010	(414)
Euro	HSBC Securities	Sell	1,072	993	12/15/2010	(79)
Euro	HSBC Securities	Sell	2,408	2,474	12/15/2010	66
Euro	JP Morgan Securities	Sell	2,132	2,192	12/15/2010	60

The accompanying notes are an integral part of these financial statements.

8

Foreign Currency Contracts Outstanding at October 31, 2010 - (continued)

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Euro	JP Morgan Securities	Sell	1,993	1,846	12/15/2010	(147)
Euro	Morgan Stanley	Buy	7,315	7,321	12/15/2010	(6)
Euro	RBS Securities	Sell	1,194	1,195	11/01/2010	1
Hong Kong Dollar	JP Morgan Securities	Sell	1,384	1,383	11/02/2010	(1)
Japanese Yen	Banc of America Securities	Sell	3,768	3,624	12/15/2010	(144)
Japanese Yen	Barclay Investments	Sell	2,749	2,443	12/15/2010	(306)
Japanese Yen	Citibank	Buy	464	423	12/15/2010	41
Japanese Yen	CS First Boston	Buy	389	358	12/15/2010	31
Japanese Yen	Deutsche Bank Securities	Sell	3,655	3,210	12/15/2010	(445)
Japanese Yen	Goldman Sachs	Buy	2,386	2,228	12/15/2010	158
Japanese Yen	Goldman Sachs	Sell	4,885	4,352	12/15/2010	(533)
Japanese Yen	HSBC Securities	Sell	310	268	12/15/2010	(42)
Japanese Yen	Standard Chartered Bank	Sell	10,014	8,843	12/15/2010	(1,171)
Japanese Yen	State Street Global Markets LLC	Buy	2,880	2,707	12/15/2010	173
Japanese Yen	UBS AG	Buy	916	853	12/15/2010	63
Japanese Yen	Westpac International	Buy	2,918	2,610	12/15/2010	308
Japanese Yen	Westpac International	Sell	883	764	12/15/2010	(119)
Swedish Krona	Calyon Securities	Buy	186	183	11/01/2010	3
Swedish Krona	Morgan Stanley	Buy	195	194	11/02/2010	1
Swiss Franc	Brown Brothers Harriman	Sell	262	260	11/01/2010	(2)
Swiss Franc	Deutsche Bank Securities	Buy	184	184	11/03/2010	–
Swiss Franc	RBC Dominion Securities	Buy	537	538	11/02/2010	(1)
						$(2,787)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Capital Appreciation II Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$41,665	$30,791	$10,874	$–
Banks	54,750	45,605	9,145	–
Capital Goods	118,420	93,967	24,453	–
Commercial & Professional Services	9,216	6,890	2,326	–
Consumer Durables & Apparel	38,439	37,057	1,382	–
Consumer Services	19,731	15,173	4,558	–
Diversified Financials	74,169	52,887	17,339	3,943
Energy	91,687	74,941	16,746	–
Food & Staples Retailing	10,779	10,779	–	–
Food, Beverage & Tobacco	37,029	28,049	8,980	–
Health Care Equipment & Services	40,673	40,673	–	–
Household & Personal Products	1,894	1,894	–	–
Insurance	39,668	37,349	1,366	953
Materials	89,196	72,819	16,377	–
Media	13,782	12,162	1,620	–
Pharmaceuticals, Biotechnology & Life Sciences	57,630	48,860	8,770	–
Real Estate	6,143	5,176	967	–
Retailing	44,702	41,463	–	3,239
Semiconductors & Semiconductor Equipment	39,736	38,560	1,176	–
Software & Services	93,487	87,703	5,784	–
Technology Hardware & Equipment	75,704	74,596	1,108	–
Transportation	40,781	32,938	7,843	–
Utilities	10,686	10,686	–	–
Total	1,049,967	901,018	140,814	8,135
Corporate Bonds: Investment Grade	1,866	–	1,866	–
Preferred Stocks	1,537	–	1,537	–
Warrants	–	–	–	–
Short-Term Investments	19,693	–	19,693	–
Total	$1,073,063	$901,018	$163,910	$8,135
Foreign Currency Contracts*	1,713	–	1,713	–
Total	$1,713	$–	$1,713	$–
Liabilities:
Foreign Currency Contracts*	4,500	–	4,500	–
Total	$4,500	$–	$4,500	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance as of October 31, 2009	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)		Net Amortization	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3		Balance as of October 31, 2010
Assets:
Common Stocks	$7,517	$(128)	$2,695	*	$—	$953	$(2,902)	$—	$	— $	8,135
Total	$7,517	$(128)	$2,695		$—	$953	$(2,902)	$—	$	— $	8,135

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $2,695.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Capital Appreciation II Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $986,011)	$1,073,063
Cash	2
Foreign currency on deposit with custodian (cost $24)	24
Unrealized appreciation on foreign currency contracts	1,713
Receivables:
Investment securities sold	22,171
Fund shares sold	1,176
Dividends and interest	679
Other assets	77
Total assets	1,098,905
Liabilities:
Unrealized depreciation on foreign currency contracts	4,500
Payables:
Investment securities purchased	14,163
Fund shares redeemed	2,188
Investment management fees	165
Administrative fees	1
Distribution fees	86
Accrued expenses	252
Total liabilities	21,355
Net assets	$1,077,550
Summary of Net Assets:
Capital stock and paid-in-capital	$1,264,436
Accumulated undistributed net investment income	1,714
Accumulated net realized loss on investments and foreign currency transactions	(272,877)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	84,277
Net assets	$1,077,550

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.94/$13.69
Shares outstanding	39,923
Net assets	$516,406
Class B: Net asset value per share	$12.37
Shares outstanding	5,929
Net assets	$73,313
Class C: Net asset value per share	$12.42
Shares outstanding	25,035
Net assets	$310,899
Class I: Net asset value per share	$13.13
Shares outstanding	8,213
Net assets	$107,796
Class R3: Net asset value per share	$12.86
Shares outstanding	1,052
Net assets	$13,520
Class R4: Net asset value per share	$13.04
Shares outstanding	651
Net assets	$8,486
Class R5: Net asset value per share	$13.18
Shares outstanding	59
Net assets	$777
Class Y: Net asset value per share	$13.25
Shares outstanding	3,497
Net assets	$46,353

The accompanying notes are an integral part of these financial statements.

11

The Hartford Capital Appreciation II Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$13,571
Interest	52
Less: Foreign tax withheld	(398)
Total investment income	13,225

Expenses:
Investment management fees	9,966
Administrative services fees	31
Transfer agent fees	1,856
Distribution fees
Class A	1,285
Class B	747
Class C	3,110
Class R3	53
Class R4	16
Custodian fees	65
Accounting services fees	150
Registration and filing fees	147
Board of Directors' fees	25
Audit fees	29
Other expenses	242
Total expenses (before waivers and fees paid indirectly)	17,722
Expense waivers	(1)
Transfer agent fee waivers	—
Commission recapture	(72)
Custodian fee offset	—
Total waivers and fees paid indirectly	(73)
Total expenses, net	17,649
Net Investment Loss	(4,424)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	207,176
Net realized gain on foreign currency contracts	28
Net realized loss on other foreign currency transactions	(600)
Net Realized Gain on Investments and Foreign Currency Transactions	206,604
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(5,272)
Net unrealized depreciation of foreign currency contracts	(2,795)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	12
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(8,055)
Net Gain on Investments and Foreign Currency Transactions	198,549
Net Increase in Net Assets Resulting from Operations	$194,125

The accompanying notes are an integral part of these financial statements.

12

The Hartford Capital Appreciation II Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment loss	$(4,424)	$(1,731)
Net realized gain (loss) on investments and foreign currency transactions	206,604	(251,273)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(8,055)	441,580
Net Increase In Net Assets Resulting From Operations	194,125	188,576
Capital Share Transactions:
Class A	(76,048)	(74,188)
Class B	(12,817)	(6,129)
Class C	(40,907)	(25,863)
Class I	(6,136)	3,462
Class R3	3,529	2,428
Class R4	1,954	3,159
Class R5	(173)	481
Class Y	(17,839)	17,628
Net decrease from capital share transactions	(148,437)	(79,022)
Net Increase In Net Assets	45,688	109,554
Net Assets:
Beginning of period	1,031,862	922,308
End of period	$1,077,550	$1,031,862
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,714	$(723)

The accompanying notes are an integral part of these financial statements.

13

The Hartford Capital Appreciation II Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Capital Appreciation II Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are

14

significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Exchange traded options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the instrument shall be taken to be the mean between most recent bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used. If such instruments do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

15

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

●
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

●
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

●
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

16

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of October 31, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses,

17

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

i)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

j)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

k)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign	$1,713	Unrealized depreciation on foreign	$4,500
	currency contracts		currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

18

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$28	$—	$28
Equity contracts	—	(8)	—	—	—	(8)
Total	$—	$(8)	$—	$28	$—	$20

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(2,795)	—	$(2,795)
Total	$—	$—	$—	$(2,795)	$—	$(2,795)

m)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying security or currency. As of October 31, 2010, there were no outstanding option contracts.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its

19

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2010, were as follows:

Amount
Accumulated Capital Losses *	$(242,509)
Unrealized Appreciation †	55,623
Total Accumulated Deficit	$(186,886)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$6,861
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(397)
Capital Stock and Paid-In-Capital	(6,464)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$242,509
Total	$242,509

As of October 31, 2010, the Fund utilized $182,458 of prior year capital loss carryforwards.

20

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	1.0000%
On next $250 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.70%	1.40%	1.10%	1.05%

21

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.85%	1.55%	1.25%	1.25%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	1.43%	1.52%	1.40%	1.43%		1.59%
Class B Shares	2.28	2.21	2.27	2.29		2.34
Class C Shares	2.15	2.24	2.14	2.16		2.32
Class I Shares	1.11	1.14	1.08	1.10		0.80	*
Class R3 Shares	1.72	1.80	1.76	1.85	†
Class R4 Shares	1.40	1.42	1.42	1.47	†
Class R5 Shares	1.11	1.12	1.15	1.22	†
Class Y Shares	0.99	1.00	1.00	1.01		1.13
*	From August 31, 2006 (commencement of operations), through October 31, 2006.
†	From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $1,322 and contingent deferred sales charges of $234 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for

22

distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $72. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $3. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Investment Transactions:

For the year ended October 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,603,603
Sales Proceeds Excluding U.S. Government Obligations	1,777,558

23

The Hartford Capital Appreciation II Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class A
Shares	6,200	—	(12,642)	—	(6,442)	13,786	—	(22,366)	—	(8,580)
Amount	$74,542	$—	$(150,590)	$—	$(76,048)	$119,964	$—	$(194,152)	$—	$(74,188)
Class B
Shares	128	—	(1,244)	—	(1,116)	1,109	—	(1,860)	—	(751)
Amount	$1,494	$—	$(14,311)	$—	$(12,817)	$9,282	$—	$(15,411)	$—	$(6,129)
Class C
Shares	2,733	—	(6,322)	—	(3,589)	7,368	—	(10,451)	—	(3,083)
Amount	$31,614	$—	$(72,521)	$—	$(40,907)	$61,399	$—	$(87,262)	$—	$(25,863)
Class I
Shares	4,557	—	(5,115)	—	(558)	7,144	—	(7,401)	—	(257)
Amount	$55,097	$—	$(61,233)	$—	$(6,136)	$67,490	$—	$(64,028)	$—	$3,462
Class R3
Shares	539	—	(240)	—	299	475	—	(197)	—	278
Amount	$6,384	$—	$(2,855)	$—	$3,529	$4,148	$—	$(1,720)	$—	$2,428
Class R4
Shares	313	—	(152)	—	161	496	—	(146)	—	350
Amount	$3,786	$—	$(1,832)	$—	$1,954	$4,356	$—	$(1,197)	$—	$3,159
Class R5
Shares	34	—	(50)	—	(16)	71	—	(13)	—	58
Amount	$413	$—	$(586)	$—	$(173)	$589	$—	$(108)	$—	$481
Class Y
Shares	138	—	(1,590)	—	(1,452)	2,923	—	(437)	—	2,486
Amount	$1,625	$—	$(19,464)	$—	$(17,839)	$22,439	$—	$(4,811)	$—	$17,628
Total
Shares	14,642	—	(27,355)	—	(12,713)	33,372	—	(42,871)	—	(9,499)
Amount	$174,955	$—	$(323,392)	$—	$(148,437)	$289,667	$—	$(368,689)	$—	$(79,022)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	121	$1,460
For the Year Ended October 31, 2009	103	$953

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

24

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

25

The Hartford Capital Appreciation II Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
A	$10.74	$(0.03)	$–	$2.23	$2.20	$–	$–	$–	$–	$2.20	$12.94
B	10.35	(0.14)	–	2.16	2.02	–	–	–	–	2.02	12.37
C	10.39	(0.12)	–	2.15	2.03	–	–	–	–	2.03	12.42
I	10.86	0.02	–	2.25	2.27	–	–	–	–	2.27	13.13
R3	10.71	(0.05)	–	2.20	2.15	–	–	–	–	2.15	12.86
R4	10.82	(0.02)	–	2.24	2.22	–	–	–	–	2.22	13.04
R5	10.91	0.02	–	2.25	2.27	–	–	–	–	2.27	13.18
Y	10.96	0.04	–	2.25	2.29	–	–	–	–	2.29	13.25

For the Year Ended October 31, 2009
A	8.73	–	–	2.01	2.01	–	–	–	–	2.01	10.74
B	8.47	(0.06)	–	1.94	1.88	–	–	–	–	1.88	10.35
C	8.50	(0.06)	–	1.95	1.89	–	–	–	–	1.89	10.39
I	8.80	0.03	–	2.03	2.06	–	–	–	–	2.06	10.86
R3	8.73	(0.03)	–	2.01	1.98	–	–	–	–	1.98	10.71
R4	8.79	–	–	2.03	2.03	–	–	–	–	2.03	10.82
R5	8.84	0.02	–	2.05	2.07	–	–	–	–	2.07	10.91
Y	8.86	0.04	–	2.06	2.10	–	–	–	–	2.10	10.96

For the Year Ended October 31, 2008
A	16.95	0.02	–	(7.07)	(7.05)	–	(1.17)	–	(1.17)	(8.22)	8.73
B	16.62	(0.09)	–	(6.89)	(6.98)	–	(1.17)	–	(1.17)	(8.15)	8.47
C	16.66	(0.07)	–	(6.92)	(6.99)	–	(1.17)	–	(1.17)	(8.16)	8.50
I	17.02	0.04	–	(7.09)	(7.05)	–	(1.17)	–	(1.17)	(8.22)	8.80
R3	17.00	(0.01)	–	(7.09)	(7.10)	–	(1.17)	–	(1.17)	(8.27)	8.73
R4	17.05	0.01	–	(7.10)	(7.09)	–	(1.17)	–	(1.17)	(8.26)	8.79
R5	17.10	0.04	–	(7.13)	(7.09)	–	(1.17)	–	(1.17)	(8.26)	8.84
Y	17.12	–	–	(7.09)	(7.09)	–	(1.17)	–	(1.17)	(8.26)	8.86

For the Year Ended October 31, 2007
A	13.13	–	–	4.13	4.13	–	(0.31)	–	(0.31)	3.82	16.95
B	12.99	(0.07)	–	4.01	3.94	–	(0.31)	–	(0.31)	3.63	16.62
C	13.00	(0.06)	–	4.03	3.97	–	(0.31)	–	(0.31)	3.66	16.66
I	13.14	0.02	–	4.17	4.19	–	(0.31)	–	(0.31)	3.88	17.02
R3(E)	13.52	(0.03)	–	3.51	3.48	–	–	–	–	3.48	17.00
R4(E)	13.52	(0.01)	–	3.54	3.53	–	–	–	–	3.53	17.05
R5(E)	13.52	–	–	3.58	3.58	–	–	–	–	3.58	17.10
Y	13.20	0.06	–	4.17	4.23	–	(0.31)	–	(0.31)	3.92	17.12

For the Year Ended October 31, 2006
A	11.07	(0.01)	–	2.22	2.21	–	(0.15)	–	(0.15)	2.06	13.13
B	11.02	(0.07)	–	2.19	2.12	–	(0.15)	–	(0.15)	1.97	12.99
C	11.04	(0.06)	–	2.17	2.11	–	(0.15)	–	(0.15)	1.96	13.00
I(H)	12.51	–	–	0.63	0.63	–	–	–	–	0.63	13.14
Y	11.08	0.12	–	2.15	2.27	–	(0.15)	–	(0.15)	2.12	13.20

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Commenced operations on December 22, 2006.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on August 31, 2006.

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

20.48%		$516,406	1.44%		1.44%		1.44%		(0.20)%		155%
19.52		73,313	2.28		2.28		2.28		(1.04)		–
19.54		310,899	2.15		2.15		2.15		(0.91)		–
20.90		107,796	1.11		1.11		1.11		0.13		–
20.07		13,520	1.74		1.73		1.73		(0.50)		–
20.52		8,486	1.40		1.40		1.40		(0.18)		–
20.81		777	1.12		1.11		1.11		0.12		–
20.89		46,353	1.00		1.00		1.00		0.25		–

23.02		497,959	1.54		1.54		1.54		0.02		168
22.20		72,940	2.44		2.22		2.22		(0.67)		–
22.23		297,280	2.25		2.25		2.25		(0.70)		–
23.41		95,280	1.16		1.16		1.16		0.37		–
22.68		8,057	1.81		1.81		1.81		(0.30)		–
23.09		5,308	1.43		1.43		1.43		0.04		–
23.42		816	1.14		1.14		1.14		0.29		–
23.70		54,222	1.02		1.02		1.02		0.49		–

(44.43)		479,795	1.40		1.40		1.40		0.12		159
(44.92)		66,057	2.27		2.27		2.27		(0.75)		–
(44.87)		269,662	2.14		2.14		2.14		(0.62)		–
(44.23)		79,436	1.08		1.08		1.08		0.43		–
(44.60)		4,148	1.77		1.77		1.77		(0.28)		–
(44.40)		1,232	1.43		1.43		1.43		0.08		–
(44.26)		151	1.16		1.16		1.16		0.37		–
(44.20)		21,827	1.01		1.01		1.01		0.51		–

32.15		821,428	1.44		1.44		1.44		–		102
31.01		104,908	2.29		2.29		2.29		(0.86)		–
31.22		415,688	2.16		2.16		2.16		(0.73)		–
32.60		83,905	1.11		1.11		1.11		0.31		–
25.74	(F)	452	1.85	(G)	1.85	(G)	1.85	(G)	(0.43	)(G)	–
26.11	(F)	14	1.47	(G)	1.47	(G)	1.47	(G)	(0.06	)(G)	–
26.48	(F)	136	1.22	(G)	1.22	(G)	1.22	(G)	0.03	(G)	–
32.75		158	1.02		1.02		1.02		0.44		–

20.21		241,238	1.66		1.60		1.60		(0.13)		113
19.48		29,169	2.54		2.35		2.35		(0.88)		–
19.35		97,678	2.37		2.33		2.33		(0.86)		–
5.04	(F)	3,316	1.46	(G)	0.80	(G)	0.80	(G)	0.45	(G)	–
20.74		119	1.20		1.15		1.15		0.39		–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Capital Appreciation II Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Capital Appreciation II Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

28

The Hartford Capital Appreciation II Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

29

The Hartford Capital Appreciation II Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

30

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors.
Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Capital Appreciation II Fund
Federal Tax Information (Unaudited)

The Fund made no capital gain or income distributions for the fiscal year ended October 31, 2010.

32

The Hartford Capital Appreciation II Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,018.05 $	7.32	$1,000.00	$1,017.95	$7.32	1.44%	184	365
Class B	$1,000.00	$1,013.89 $	11.57	$1,000.00	$1,013.71	$11.57	2.28	184	365
Class C	$1,000.00	$1,014.64 $	10.92	$1,000.00	$1,014.37	$10.92	2.15	184	365
Class I	$1,000.00	$1,020.21 $	5.65	$1,000.00	$1,019.61	$5.65	1.11	184	365
Class R3	$1,000.00	$1,017.34 $	8.70	$1,000.00	$1,016.59	$8.69	1.71	184	365
Class R4	$1,000.00	$1,017.97 $	7.12	$1,000.00	$1,018.15	$7.12	1.40	184	365
Class R5	$1,000.00	$1,020.12 $	5.60	$1,000.00	$1,019.66	$5.60	1.10	184	365
Class Y	$1,000.00	$1,020.00 $	5.04	$1,000.00	$1,020.21	$5.04	0.99	184	365

33

The Hartford Capital Appreciation II Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Capital Appreciation II Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In

35

The Hartford Capital Appreciation II Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, and Class R5 shares by 0.15% and Class Y shares by 0.20%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

36

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Checks and Balances Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Checks and Balances Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Checks and Balances Fund inception 05/31/2007
(advised by Hartford Investment Financial Services, LLC)

Investment objective – Seeks long-term capital appreciation and income.

Performance Overview(1) 5/31/07 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is  composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	Since
	Year	Inception
Checks and Balances A#	12.85%	-0.10%
Checks and Balances A##	6.64%	-1.73%
Checks and Balances B#	11.87%	-0.89%
Checks and Balances B##	6.87%	-1.72%
Checks and Balances C#	12.06%	-0.83%
Checks and Balances C##	11.06%	-0.83%
Checks and Balances I#	13.09%	0.11%
Checks and Balances R3#	12.40%	-0.29%
Checks and Balances R4#	12.76%	-0.12%
Checks and Balances R5#	13.13%	0.08%
Barclays Capital U.S. Aggregate Bond Index	8.01%	7.37%
Russell 3000 Index	18.34%	-4.84%
S&P 500 Index	16.54%	-5.18%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)
Class I shares commenced operations on 2/29/08. Performance prior to 2/29/08 reflects Class A performance. Classes R3, R4 and R5 shares  commenced operations on 8/29/08. Performance prior to 8/29/08 reflects  Class A performance.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Portfolio Manager
Vernon J. Meyer, CFA
Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Checks and Balances Fund returned 12.85%, before sales charge, for the twelve-month period ended October 31, 2010, versus 14.68% for the Lipper Mixed-Asset Target Allocation Growth Funds average, 8.01% for the Barclays Capital U.S. Aggregate Bond Index, 16.54% for the S&P 500 Index, and 18.34% for the Russell 3000 Index.

2

Why did the Fund perform this way?

The Fund makes equal allocations of its assets to Class Y shares of the following Hartford Mutual Funds (the “Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, and The Hartford Total Return Bond Fund. The Underlying Funds may invest in a wide variety of instruments which primarily include U.S. and foreign equity securities, fixed income and money market securities. The Fund is not actively managed, and the Fund’s assets will be rebalanced back to one-third in each underlying Fund as soon as reasonably practicable whenever the Fund’s investment in any single Underlying Fund deviates from the target allocation by more than 5%.

The Fund’s relative performance benefited most from the performance of The Hartford Total Return Fund. The return of The Hartford Dividend and Growth Fund detracted most from relative performance.

What is the outlook?

The Fund will continue to make equal allocations of its assets to the three Underlying Funds, subject to any rebalancing as described above. Please refer to www.hartfordinvestor.com for the shareholder report of each underlying Fund.

Composition by Investments
as of October 31, 2010
Percentage of Net
Fund Name	Assets
The Hartford Capital Appreciation Fund, Class Y	33.3%
The Hartford Dividend and Growth Fund, Class Y	33.3
The Hartford Total Return Bond Fund, Class Y	33.3
Other Assets and Liabilities	0.1
Total	100.0%

3

The Hartford Checks and Balances Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 99.9%
EQUITY FUNDS - 66.6%
18,492	The Hartford Capital Appreciation Fund, Class Y●		$649,615
35,768	The Hartford Dividend and Growth Fund, Class Y		650,265
	Total equity funds
	(cost $1,239,091)		$1,299,880

FIXED INCOME FUNDS - 33.3%
59,988	The Hartford Total Return Bond Fund, Class Y		$650,269
	Total fixed income funds
	(cost $612,874)		$650,269

	Total investments in affiliated investment companies
	(cost $1,851,965)		$1,950,149

	Total long-term investments
	(cost $1,851,965)		$1,950,149

	Total investments
	(cost $1,851,965) ▲	99.9%	$1,950,149
	Other assets and liabilities	0.1%	2,279
	Total net assets	100.0%	$1,952,428

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $1,912,483 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$37,666
Unrealized Depreciation	—
Net Unrealized Appreciation	$37,666

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Checks and Balances Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$1,950,149	$1,950,149	$–	$
Total	$1,950,149	$1,950,149	$–	$

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Checks and Balances Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in underlying affiliated funds, at market value (cost $1,851,965)	$1,950,149
Receivables:
Investment securities sold	926
Fund shares sold	5,375
Dividends and interest	2,124
Other assets	95
Total assets	1,958,669
Liabilities:
Payables:
Investment securities purchased	2,251
Fund shares redeemed	3,527
Administrative fees	—
Distribution fees	141
Accrued expenses	322
Total liabilities	6,241
Net assets	$1,952,428
Summary of Net Assets:
Capital stock and paid-in-capital	$1,915,741
Accumulated undistributed net investment income	1,382
Accumulated net realized loss on investments	(62,879)
Unrealized appreciation of investments	98,184
Net assets	$1,952,428

Shares authorized	1,000,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.22 /$9.76
Shares outstanding	155,081
Net assets	$1,429,438
Class B: Net asset value per share	$9.18
Shares outstanding	15,646
Net assets	$143,627
Class C: Net asset value per share	$9.19
Shares outstanding	38,704
Net assets	$355,504
Class I: Net asset value per share	$9.22
Shares outstanding	2,309
Net assets	$21,297
Class R3: Net asset value per share	$9.21
Shares outstanding	240
Net assets	$2,206
Class R4: Net asset value per share	$9.21
Shares outstanding	26
Net assets	$241
Class R5: Net asset value per share	$9.22
Shares outstanding	13
Net assets	$115

The accompanying notes are an integral part of these financial statements.

6

The Hartford Checks and Balances Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends from underlying affiliated funds	$34,340
Total investment income	34,340

Expenses:
Administrative services fees	3
Transfer agent fees	2,161
Distribution fees
Class A	3,210
Class B	1,444
Class C	3,372
Class R3	5
Class R4	—
Custodian fees	1
Accounting services fees	215
Registration and filing fees	196
Board of Directors' fees	36
Audit fees	45
Other expenses	390
Total expenses (before waivers)	11,078
Expense waivers	—
Total waivers	—
Total expenses, net	11,078
Net Investment Income	23,262
Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(54,650)
Net Realized Loss on Investments	(54,650)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	236,958
Net Changes in Unrealized Appreciation of Investments	236,958
Net Gain on Investments	182,308
Net Increase in Net Assets Resulting from Operations	$205,570

The accompanying notes are an integral part of these financial statements.

7

The Hartford Checks and Balances Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$23,262	$25,727
Net realized loss on investments	(54,650)	(5,518)
Net unrealized appreciation of investments	236,958	182,304
Net Increase In Net Assets Resulting From Operations	205,570	202,513
Distributions to Shareholders:
From net investment income
Class A	(18,822)	(19,857)
Class B	(949)	(1,937)
Class C	(2,439)	(4,371)
Class I	(349)	(319)
Class R3	(13)	(4)
Class R4	(5)	(2)
Class R5	(2)	(2)
From net realized gain on investments
Class A	—	(4,882)
Class B	—	(672)
Class C	—	(1,587)
Class I	—	(62)
Class R3	—	(1)
Class R4	—	—
Class R5	—	—
Total distributions	(22,579)	(33,696)
Capital Share Transactions:
Class A	225,311	306,059
Class B	(13,411)	36,819
Class C	22,167	54,694
Class I	(843)	10,072
Class R3	1,473	448
Class R4	102	21
Class R5	6	8
Net increase from capital share transactions	234,805	408,121
Net Increase In Net Assets	417,796	576,938
Net Assets:
Beginning of period	1,534,632	957,694
End of period	$1,952,428	$1,534,632
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,382	$699

The accompanying notes are an integral part of these financial statements.

8

The Hartford Checks and Balances Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Checks and Balances Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, seeks its investment goal through investment in Class Y shares of a combination of Hartford mutual funds (“Underlying Funds”): The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund and The Hartford Total Return Bond Fund. The Fund is managed by Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

9

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

10

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

d)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

e)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.

11

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$22,579	$26,491
Long-Term Capital Gains *	—	7,205

* The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,383
Accumulated Capital Losses *	(2,362)
Unrealized Appreciation †	37,666
Total Accumulated Earnings	$36,687

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$1,355
2018	1,007
Total	$2,362

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized

12

tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – HIFSCO serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. The Fund is managed by HIFSCO in accordance with the Fund’s investment objective and policies. The Fund does not currently pay any fees to HIFSCO for managing the Fund.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.25%	2.00%	2.00%	1.00%	1.40%	1.10%	0.80%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.25%	2.00%	2.00%	1.00%	1.55%	1.25%	1.05%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $19,664 and contingent deferred sales charges of $495 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for

13

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $290. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $5. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	11
Class R4	11
Class R5	11

6.	Investment Transactions:

For the year ended October 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$573,983
Sales Proceeds Excluding U.S. Government Obligations	334,785

14

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	54,924	2,072	(31,396)	—	25,600	65,149	3,383	(27,811)	—	40,721
Amount	$482,948	$18,258	$(275,895)	$—	$225,311	$482,643	$23,741	$(200,325)	$—	$306,059
Class B
Shares	698	103	(2,337)	—	(1,536)	7,305	358	(2,601)	—	5,062
Amount	$6,106	$903	$(20,420)	$—	$(13,411)	$52,801	$2,466	$(18,448)	$—	$36,819
Class C
Shares	10,803	251	(8,541)	—	2,513	14,827	767	(8,403)	—	7,191
Amount	$94,736	$2,208	$(74,777)	$—	$22,167	$109,066	$5,275	$(59,647)	$—	$54,694
Class I
Shares	971	29	(1,102)	—	(102)	2,231	47	(1,000)	—	1,278
Amount	$8,584	$255	$(9,682)	$—	$(843)	$17,045	$329	$(7,302)	$—	$10,072
Class R3
Shares	200	1	(33)	—	168	64	1	(4)	—	61
Amount	$1,753	$13	$(293)	$—	$1,473	$475	$5	$(32)	$—	$448
Class R4
Shares	66	1	(55)	—	12	3	—	—	—	3
Amount	$592	$5	$(495)	$—	$102	$19	$3	$(1)	$—	$21
Class R5
Shares	1	—	—	—	1	1	—	—	—	1
Amount	$10	$2	$(6)	$—	$6	$5	$3	$—	$—	$8
Total
Shares	67,663	2,457	(43,464)	—	26,656	89,580	4,556	(39,819)	—	54,317
Amount	$594,729	$21,644	$(381,568)	$—	$234,805	$662,054	$31,822	$(285,755)	$—	$408,121

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	84	$742
For the Year Ended October 31, 2009	98	$738

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

15

The Hartford Checks and Balances Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

9.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

16

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17

The Hartford Checks and Balances Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$8.29	$0.13	$–	$0.93	$1.06	$(0.13)	$–	$–	$(0.13)	$0.93	$9.22
B	8.26	0.06	–	0.92	0.98	(0.06)	–	–	(0.06)	0.92	9.18
C	8.26	0.07	–	0.92	0.99	(0.06)	–	–	(0.06)	0.93	9.19
I	8.29	0.15	–	0.93	1.08	(0.15)	–	–	(0.15)	0.93	9.22
R3	8.29	0.10	–	0.92	1.02	(0.10)	–	–	(0.10)	0.92	9.21
R4	8.29	0.14	–	0.91	1.05	(0.13)	–	–	(0.13)	0.92	9.21
R5	8.29	0.16	–	0.92	1.08	(0.15)	–	–	(0.15)	0.93	9.22

For the Year Ended October 31, 2009
A	7.32	0.19	–	1.03	1.22	(0.20)	(0.05)	–	(0.25)	0.97	8.29
B	7.29	0.13	–	1.04	1.17	(0.15)	(0.05)	–	(0.20)	0.97	8.26
C	7.29	0.13	–	1.04	1.17	(0.15)	(0.05)	–	(0.20)	0.97	8.26
I	7.32	0.21	–	1.03	1.24	(0.22)	(0.05)	–	(0.27)	0.97	8.29
R3	7.31	0.17	–	1.04	1.21	(0.18)	(0.05)	–	(0.23)	0.98	8.29
R4	7.32	0.19	–	1.03	1.22	(0.20)	(0.05)	–	(0.25)	0.97	8.29
R5	7.32	0.21	–	1.03	1.24	(0.22)	(0.05)	–	(0.27)	0.97	8.29

For the Year Ended October 31, 2008
A	10.51	0.21	–	(3.17)	(2.96)	(0.23)	–	–	(0.23)	(3.19)	7.32
B	10.49	0.15	–	(3.19)	(3.04)	(0.16)	–	–	(0.16)	(3.20)	7.29
C	10.49	0.15	–	(3.18)	(3.03)	(0.17)	–	–	(0.17)	(3.20)	7.29
I(F)	9.89	0.14	–	(2.57)	(2.43)	(0.14)	–	–	(0.14)	(2.57)	7.32
R3(I)	9.38	0.03	–	(2.06)	(2.03)	(0.04)	–	–	(0.04)	(2.07)	7.31
R4(I)	9.38	0.03	–	(2.05)	(2.02)	(0.04)	–	–	(0.04)	(2.06)	7.32
R5(I)	9.38	0.03	–	(2.04)	(2.01)	(0.05)	–	–	(0.05)	(2.06)	7.32

From (commencement of operations) May 31, 2007, through October 31, 2007
A(J)	10.00	0.05	–	0.51	0.56	(0.05)	–	–	(0.05)	0.51	10.51
B(J)	10.00	0.03	–	0.49	0.52	(0.03)	–	–	(0.03)	0.49	10.49
C(J)	10.00	0.03	–	0.49	0.52	(0.03)	–	–	(0.03)	0.49	10.49
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on February 29, 2008.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on August 29, 2008.
(J)	Commenced operations on May 31, 2007.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

12.85%		$1,429,438	0.42%		0.42%		0.42%		1.51%		19%
11.87		143,627	1.23		1.23		1.23		0.69		–
12.06		355,504	1.16		1.16		1.16		0.75		–
13.09		21,297	0.17		0.17		0.17		1.75		–
12.40		2,206	0.81		0.78		0.78		1.15		–
12.76		241	0.50		0.47		0.47		1.75		–
13.13		115	0.16		0.15		0.15		1.76		–

17.34		1,073,060	0.46		0.46		0.46		2.45		3
16.56		141,845	1.31		1.23		1.23		1.68		–
16.56		298,931	1.22		1.22		1.22		1.76		–
17.68		19,988	0.20		0.20		0.20		2.61		–
17.18		598	0.87		0.78		0.78		1.46		–
17.30		112	0.49		0.48		0.48		2.48		–
17.65		98	0.17		0.17		0.17		2.84		–

(28.70)		649,297	0.42		0.41		0.41		2.08		6
(29.32)		88,364	1.26		1.23		1.23		1.22		–
(29.29)		211,502	1.17		1.17		1.17		1.26		–
(23.71	) (G)	8,293	0.16	(H)	0.16	(H)	0.16	(H)	2.09	(H)	–
(21.19	) (G)	80	0.81	(H)	0.80	(H)	0.80	(H)	1.93	(H)	–
(21.06	) (G)	79	0.51	(H)	0.50	(H)	0.50	(H)	2.23	(H)	–
(21.04	) (G)	79	0.21	(H)	0.21	(H)	0.21	(H)	2.52	(H)	–

5.56	(G)	172,572	0.43	(H)	0.43	(H)	0.43	(H)	1.77	(H)	–
5.24	(G)	19,750	1.26	(H)	1.25	(H)	1.25	(H)	0.96	(H)	–
5.23	(G)	55,105	1.18	(H)	1.18	(H)	1.18	(H)	1.02	(H)	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Checks and Balances Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Checks and Balances Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

20

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Checks and Balances Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

22

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

 Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Checks and Balances Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	5.00%
Other Direct Federal Obligations*	0.61%
Other Securities	94.39%
Total	100.00%

DRD†	55.00%
QDI‡	55.00%
QII§	70.00%

*	The income received from federal obligations.
†	Income distributions, taxable as dividend income which qualify for deduction by corporations.
‡
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.128	N/A	N/A	0.128
Class B	0.058	N/A	N/A	0.058
Class C	0.063	N/A	N/A	0.063
Class I	0.148	N/A	N/A	0.148
Class R3	0.103	N/A	N/A	0.103
Class R4	0.132	N/A	N/A	0.132
Class R5	0.151	N/A	N/A	0.151

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

24

The Hartford Checks and Balances Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,025.30	$2.14	$1,000.00	$1,023.09	$2.14	0.42%	184	365
Class B	$1,000.00	$1,019.99	$6.26	$1,000.00	$1,019.00	$6.26	1.23	184	365
Class C	$1,000.00	$1,021.43	$5.96	$1,000.00	$1,019.31	$5.96	1.17	184	365
Class I	$1,000.00	$1,025.38	$0.87	$1,000.00	$1,024.35	$0.87	0.17	184	365
Class R3	$1,000.00	$1,022.83	$3.88	$1,000.00	$1,021.37	$3.87	0.76	184	365
Class R4	$1,000.00	$1,024.47	$2.35	$1,000.00	$1,022.89	$2.35	0.46	184	365
Class R5	$1,000.00	$1,025.48	$0.71	$1,000.00	$1,024.50	$0.71	0.14	184	365

25

The Hartford Checks and Balances Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Checks and Balances Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO” or the “Adviser”) (the “Agreement”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Adviser to questions posed to it on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreement at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Adviser, and its affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreement.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreement with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreement for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreement was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreement. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreement is provided below.

Nature, Extent And Quality Of Services Provided by the Adviser

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Adviser. The Board considered, among other things, the terms of the Agreement and the range of services provided by the Adviser. The Board considered the Adviser’s professional personnel who provide services to the Fund, including the Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered the Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of the Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning the Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on the Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on the Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Adviser’s support of the Fund’s compliance control structure, particularly the resources devoted by the Adviser in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

The Board noted that under the Agreement, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to

26

review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO.

Performance of the Fund and the Adviser

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Adviser concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Adviser’s cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Adviser

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Adviser and its affiliates from its relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Adviser

The Board considered comparative information with respect to the total expense ratios of the Fund, noting that there is no management fee for the Fund. In this regard, the Board requested and reviewed information from HIFSCO relating to the total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3 and Class R4 shares by 0.15% and Class R5 shares by 0.25%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Adviser, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s total operating expenses.

27

The Hartford Checks and Balances Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Based on these considerations, the Board concluded that the Fund’s total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Adviser’s realization of economies of scale with respect to the Fund, and whether the expense levels reflect these economies of scale for the benefit of the Fund’s investors. The Board considered representations from HIFSCO that it is difficult to anticipate whether and the extent to which economies may be realized by HIFSCO as assets grow over time.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the expense ratios for the Fund at its current and reasonably anticipated asset levels.

Other Benefits

The Board considered other benefits to the Adviser and its affiliates from its relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

28

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Conservative Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Conservative Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Conservative Allocation Fund inception 05/28/2004
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks current income and long-term capital appreciation.

Performance Overview(1) 5/28/04 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
Conservative Allocation A#	12.74%	4.64%	4.85%
Conservative Allocation A##	6.54%	3.46%	3.93%
Conservative Allocation B#	11.83%	3.88%	4.10%
Conservative Allocation B##	6.83%	3.53%	4.10%
Conservative Allocation C#	11.92%	3.90%	4.12%
Conservative Allocation C##	10.92%	3.90%	4.12%
Conservative Allocation I#	13.02%	4.87%	5.03%
Conservative Allocation R3#	12.41%	4.29%	4.58%
Conservative Allocation R4#	12.71%	4.60%	4.82%
Conservative Allocation R5#	13.02%	4.82%	4.99%
Barclays Capital U.S. Aggregate Bond Index	8.01%	6.45%	5.91%
S&P 500 Index	16.54%	1.74%	2.92%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(4)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Conservative Allocation Fund returned 12.74%, before sales charge, for the twelve-month period ended October 31, 2010. In comparison, the Fund’s benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.54% and 8.01%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Conservative category, a group of funds with investment strategies similar to those of the Fund, was 11.91%.

Why did the Fund perform this way?

Equities ended strong for the period, up 16.5%, as measured by the performance of the S&P 500 Index. Overall, risk assets outperformed, as stocks outperformed bonds and, within fixed income, High Yield outperformed Investment Grade Debt.

Within U.S. equities, mid-cap stocks outperformed small- and large-cap stocks. With regard to investment style, growth outperformed value across all market caps. U.S. stocks outperformed international stocks, as Europe was hurt by the Sovereign Debt Crisis earlier in the year. However, U.S. stock returns were hurt somewhat by expectations of quantitative easing, as a

2

weakening dollar served to support international stock returns. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), as measured by the performance of the Dow Jones Wilshire Real Estate Index, posted the strongest results on a relative basis, up 42.6% for the period.

Within fixed income, U.S. Treasury yields fell over the period, as the U.S. Federal Reserve Bank signaled the possibility of a second round of quantitative easing. The 2-year Treasury note fell 55 basis points to 0.34% and the 10-year Treasury note fell 78 basis points to 2.60%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, the Commercial Mortgage-Backed Securities asset class was the top performer, while Agencies was the worst. As with equities, risk assets outperformed, with high yield asset classes such as U.S. High Yield bonds, Bank Loans, and Emerging Market debt outperforming the Barclays Capital U.S. Aggregate Bond Index.

The Fund invests in a combination of other Hartford Mutual Funds (the “Underlying Funds”) as well as certain exchange-traded funds through the implementation of a strategic asset allocation strategy. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality. Generally, the Fund’s target asset allocation is set at approximately 40% equities and 60% fixed income.

The Fund’s strategic asset allocation decisions contributed to performance. Specifically, the Fund benefited from diversification in International small-caps, Emerging Market stocks, and International REITs. The Fund also benefited from an increased allocation to Emerging Market stocks. The Fund’s structural value bias detracted from performance, as growth outperformed value during the period.

Within fixed income, the Fund benefited from diversification in Emerging Market debt, High Yield bonds, and Bank Loans as they were the best performing fixed income asset classes. The Fund also benefited from exposure to Treasury Inflation-Protected Securities (TIPS), as the asset class outperformed the Barclays Capital U.S. Aggregate Index. An allocation to short-term bonds, which underperformed intermediate bonds, detracted slightly from performance.

Beyond the strategic asset allocation decision, value is also added in the selection of the underlying mutual funds that would most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in the investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds in which the Fund should invest. During the period, the underlying fund selection was mixed. Within equities, the underlying fund selection in domestic and international large-caps detracted from performance, while underlying fund selection within fixed income contributed to performance, specifically within intermediate-term bonds.

What is the outlook?

We expect global growth to remain positive in 2010, but below long-term averages. While volatility in the equity markets will likely be elevated for some time, we believe equities can appreciate further if the current risk factors stay contained and corporate revenues begin to grow to support the strong forecasted earnings over the next two years. Increased government involvement around the globe in the financial markets will most likely have an impact on performance in the short-term, as investors anticipate additional stimulus measures. Longer-term, we believe investors will shift from risk seeking to a greater focus on fundamentals.

The Fund is positioned with a bias to the value investment style, an increased allocation to both Emerging Market stocks and Emerging Market debt, and reduced exposure to International small-caps. We anticipate that value will outperform as investors shift to a more fundamental focus. In addition, value oriented companies, such as industrials and conglomerates, should benefit from weakness in the dollar. In conjunction with improved global macro fundamentals, we believe emerging markets should continue to perform well relative to developed markets, driven by a variety of factors including strong economic growth, an emerging middle class consumer, and less government debt. These factors helped support Emerging Markets performance through the Sovereign Debt Crisis earlier this year. In the near term, increased borrowing costs and significant austerity measures pose a long-term threat to a European recovery, as the region faces continued drag from heavily indebted members such as Greece and Ireland. International small-cap stocks have more individual country exposure than large-caps, and will thus likely be negatively impacted by weakness in the Euro zone. We have reduced the allocation to International small-caps in light of weak European economic news as well as expected greater volatility within the asset class.

Composition by Investments
as of October 31, 2010
Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking	2.0%
Powershares Emerging Markets Sovereign Debt Portfolio	1.7
SPDR Dow Jones International Real Estate	0.4
SPDR Dow Jones REIT	0.8
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	4.7
The Hartford Capital Appreciation II Fund, Class Y	0.9
The Hartford Disciplined Equity Fund, Class Y	3.9
The Hartford Dividend and Growth Fund, Class Y	2.7
The Hartford Equity Income Fund, Class Y	3.5
The Hartford Floating Rate Fund, Class Y	4.0
The Hartford Fundamental Growth Fund, Class Y	1.8
The Hartford Global Growth Fund, Class Y	1.1
The Hartford Global Research Fund, Class Y	2.0
The Hartford Growth Opportunities Fund, Class Y	1.0
The Hartford High Yield Fund, Class Y	4.1
The Hartford Income Fund, Class Y	10.5
The Hartford Inflation Plus Fund, Class Y	16.0
The Hartford International Opportunities Fund, Class Y	3.3
The Hartford International Small Company Fund, Class Y	0.9
The Hartford MidCap Fund, Class Y	2.8
The Hartford MidCap Value Fund, Class Y	1.0
The Hartford Money Market Fund, Class Y	0.9
The Hartford Short Duration Fund, Class Y	12.0
The Hartford Small Company Fund, Class Y	0.5
The Hartford Small/Mid Cap Equity Fund, Class Y	1.0
The Hartford SmallCap Growth Fund, Class Y	0.8
The Hartford Strategic Income Fund, Class Y	0.9
The Hartford Total Return Bond Fund, Class Y	9.6
The Hartford Value Fund, Class Y	3.8
The Hartford Value Opportunities Fund, Class Y	1.0
Other Assets and Liabilities	0.4
Total	100.0%

3

The Hartford Conservative Allocation Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 94.7%
EQUITY FUNDS - 36.7%
354	The Hartford Capital Appreciation Fund, Class Y●		$12,431
170	The Hartford Capital Appreciation II Fund, Class Y●		2,258
839	The Hartford Disciplined Equity Fund, Class Y		10,280
389	The Hartford Dividend and Growth Fund, Class Y		7,066
767	The Hartford Equity Income Fund, Class Y		9,255
427	The Hartford Fundamental Growth Fund, Class Y		4,734
185	The Hartford Global Growth Fund, Class Y		2,830
536	The Hartford Global Research Fund, Class Y		5,133
104	The Hartford Growth Opportunities Fund, Class Y		2,701
565	The Hartford International Opportunities Fund, Class Y		8,589
177	The Hartford International Small Company Fund, Class Y		2,256
332	The Hartford MidCap Fund, Class Y●		7,311
242	The Hartford MidCap Value Fund, Class Y		2,719
70	The Hartford Small Company Fund, Class Y●		1,328
278	The Hartford Small/Mid Cap Equity Fund, Class Y●		2,672
77	The Hartford SmallCap Growth Fund, Class Y●		2,200
946	The Hartford Value Fund, Class Y		10,004
220	The Hartford Value Opportunities Fund, Class Y		2,753
	Total equity funds
	(cost $83,375)		$96,520

FIXED INCOME FUNDS - 58.0%
1,181	The Hartford Floating Rate Fund, Class Y		$10,390
1,476	The Hartford High Yield Fund, Class Y		10,860
2,783	The Hartford Income Fund, Class Y		27,742
3,415	The Hartford Inflation Plus Fund, Class Y		42,111
2,463	The Hartford Money Market Fund, Class Y●		2,463
3,210	The Hartford Short Duration Fund, Class Y		31,618
260	The Hartford Strategic Income Fund, Class Y		2,390
2,321	The Hartford Total Return Bond Fund, Class Y		25,162
	Total fixed income funds
	(cost $142,287)		$152,736

	Total investments in affiliated investment companies
	(cost $225,662)		$249,256

EXCHANGE TRADED FUNDS - 4.9%
211	Powershares DB Commodity Index Tracking Fund●		$5,316
160	Powershares Emerging Markets Sovereign Debt Portfolio		4,534
26	SPDR Dow Jones International Real Estate		1,063
33	SPDR Dow Jones REIT		1,982
	Total exchange traded funds
	(cost $10,714)		$12,895

	Total long-term investments
	(cost $236,376)		$262,151

SHORT-TERM INVESTMENTS - 0.0%
	Investment Pools and Funds - 0.0%
20	State Street Bank Money Market Fund		$20

	Total short-term investments
	(cost $20)		$20

	Total investments
	(cost $236,396) ▲	99.6%	$262,171
	Other assets and liabilities	0.4%	1,052
	Total net assets	100.0%	$263,223

The accompanying notes are an integral part of these financial statements.

4

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $237,899 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$26,112
Unrealized Depreciation	(1,840)
Net Unrealized Appreciation	$24,272

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Conservative Allocation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$249,256	$249,256	$–	$–
Exchange Traded Funds	12,895	12,895	–	–
Short-Term Investments	20	20	–	–
Total	$262,171	$262,171	$–	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Conservative Allocation Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $10,734)	$12,915
Investments in underlying affiliated funds, at market value (cost $225,662)	249,256
Receivables:
Investment securities sold	310
Fund shares sold	867
Dividends and interest	687
Other assets	56
Total assets	264,091
Liabilities:
Payables:
Investment securities purchased	366
Fund shares redeemed	435
Investment management fees	6
Administrative fees	1
Distribution fees	20
Accrued expenses	40
Total liabilities	868
Net assets	$263,223
Summary of Net Assets:
Capital stock and paid-in-capital	$262,855
Accumulated undistributed net investment income	560
Accumulated net realized loss on investments	(25,967)
Unrealized appreciation of investments	25,775
Net assets	$263,223

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.55 /$11.16
Shares outstanding	15,480
Net assets	$163,353
Class B: Net asset value per share	$10.55
Shares outstanding	2,247
Net assets	$23,697
Class C: Net asset value per share	$10.54
Shares outstanding	5,033
Net assets	$53,036
Class I: Net asset value per share	$10.54
Shares outstanding	70
Net assets	$741
Class R3: Net asset value per share	$10.59
Shares outstanding	317
Net assets	$3,357
Class R4: Net asset value per share	$10.54
Shares outstanding	1,227
Net assets	$12,932
Class R5: Net asset value per share	$10.55
Shares outstanding	579
Net assets	$6,107

The accompanying notes are an integral part of these financial statements.

7

The Hartford Conservative Allocation Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$219
Dividends from underlying affiliated funds	6,634
Total investment income	6,853

Expenses:
Investment management fees	363
Administrative services fees	24
Transfer agent fees	241
Distribution fees
Class A	375
Class B	240
Class C	495
Class R3	11
Class R4	24
Custodian fees	1
Accounting services fees	29
Registration and filing fees	94
Board of Directors' fees	6
Audit fees	10
Other expenses	39
Total expenses (before waivers)	1,952
Expense waivers	—
Total waivers	—
Total expenses, net	1,952
Net Investment Income	4,901
Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(5,092)
Net Realized Loss on Investments	(5,092)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	28,781
Net Changes in Unrealized Appreciation of Investments	28,781
Net Gain on Investments	23,689
Net Increase in Net Assets Resulting from Operations	$28,590

The accompanying notes are an integral part of these financial statements.

8

The Hartford Conservative Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$4,901	$5,168
Net realized loss on investments	(5,092)	(11,636)
Net unrealized appreciation of investments	28,781	39,820
Net Increase In Net Assets Resulting From Operations	28,590	33,352
Distributions to Shareholders:
From net investment income
Class A	(3,350)	(3,426)
Class B	(347)	(474)
Class C	(737)	(897)
Class I	(15)	(14)
Class R3	(40)	(8)
Class R4	(210)	(192)
Class R5	(137)	(104)
Total distributions	(4,836)	(5,115)
Capital Share Transactions:
Class A	13,866	9,353 *
Class B	(3,091)	554 †
Class C	1,876	527 ‡
Class I	(239)	413
Class R3	2,464	309 §
Class R4	3,825	2,169 **
Class R5	666	2,177 ††
Net increase from capital share transactions	19,367	15,502
Net Increase In Net Assets	43,121	43,739
Net Assets:
Beginning of period	220,102	176,363
End of period	$263,223	$220,102
Accumulated undistributed (distribution in excess of) net investment income (loss)	$560	$495

*	Includes merger activity in the amount of $2,213.
†	Includes merger activity in the amount of $290.
‡	Includes merger activity in the amount of $788.
§	Includes merger activity in the amount of $38.
**	Includes merger activity in the amount of $418.
††	Includes merger activity in the amount of $91.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Conservative Allocation Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Conservative Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

10

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

11

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010.

12

Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$4,836	$5,115

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$560
Accumulated Capital Losses *	(24,464)
Unrealized Appreciation †	24,272
Total Accumulated Earnings	$368

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$659
2016	7,466
2017	11,433
2018	4,906
Total	$24,464

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit future utilization of capital losses.

13

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.35%	2.10%	2.10%	1.10%	1.60%	1.30%	1.00%

14

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.35%	2.10%	2.10%	1.10%	1.78%	1.48%	1.18%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $1,330 and contingent deferred sales charges of $70 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $37. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Conservative Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	10

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:
Amount
Cost of Purchases Excluding U.S. Government Obligations	$86,161
Sales Proceeds Excluding U.S. Government Obligations	67,175

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	4,703	320	(3,630)	—	1,393	5,490	392	(5,081)	287	1,088
Amount	$47,107	$3,200	$(36,441)	$—	$13,866	$46,887	$3,271	$(43,018)	$2,213	$9,353
Class B
Shares	186	32	(526)	—	(308)	671	53	(701)	37	60
Amount	$1,859	$319	$(5,269)	$—	$(3,091)	$5,631	$436	$(5,803)	$290	$554
Class C
Shares	1,607	65	(1,481)	—	191	1,613	92	(1,796)	102	11
Amount	$16,067	$651	$(14,842)	$—	$1,876	$13,731	$760	$(14,752)	$788	$527
Class I
Shares	44	1	(70)	—	(25)	101	1	(57)	—	45
Amount	$447	$12	$(698)	$—	$(239)	$908	$9	$(504)	$—	$413
Class R3
Shares	342	4	(100)	—	246	125	1	(92)	5	39
Amount	$3,437	$40	$(1,013)	$—	$2,464	$1,082	$8	$(819)	$38	$309
Class R4
Shares	493	21	(132)	—	382	414	23	(237)	54	254
Amount	$4,935	$210	$(1,320)	$—	$3,825	$3,452	$192	$(1,893)	$418	$2,169
Class R5
Shares	128	14	(74)	—	68	325	12	(91)	12	258
Amount	$1,276	$137	$(747)	$—	$666	$2,760	$104	$(778)	$91	$2,177
Total
Shares	7,503	457	(6,013)	—	1,947	8,739	574	(8,055)	497	1,755
Amount	$75,128	$4,569	$(60,330)	$—	$19,367	$74,451	$4,780	$(67,567)	$3,838	$15,502

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	46	$461
For the Year Ended October 31, 2009	40	$349

16

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

9.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

17

The Hartford Conservative Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
A	$9.57	$0.23	$–	$0.98	$1.21	$(0.23)	$–	$–	$(0.23)	$0.98	$10.55
B	9.57	0.15	–	0.97	1.12	(0.14)	–	–	(0.14)	0.98	10.55
C	9.56	0.15	–	0.98	1.13	(0.15)	–	–	(0.15)	0.98	10.54
I	9.56	0.28	–	0.95	1.23	(0.25)	–	–	(0.25)	0.98	10.54
R3	9.61	0.18	–	1.00	1.18	(0.20)	–	–	(0.20)	0.98	10.59
R4	9.56	0.22	–	0.98	1.20	(0.22)	–	–	(0.22)	0.98	10.54
R5	9.57	0.25	–	0.98	1.23	(0.25)	–	–	(0.25)	0.98	10.55

For the Year Ended October 31, 2009 (E)
A	8.30	0.25	–	1.28	1.53	(0.26)	–	–	(0.26)	1.27	9.57
B	8.30	0.19	–	1.27	1.46	(0.19)	–	–	(0.19)	1.27	9.57
C	8.29	0.19	–	1.27	1.46	(0.19)	–	–	(0.19)	1.27	9.56
I	8.29	0.26	–	1.29	1.55	(0.28)	–	–	(0.28)	1.27	9.56
R3	8.28	0.17	–	1.32	1.49	(0.16)	–	–	(0.16)	1.33	9.61
R4	8.29	0.25	–	1.27	1.52	(0.25)	–	–	(0.25)	1.27	9.56
R5	8.30	0.26	–	1.29	1.55	(0.28)	–	–	(0.28)	1.27	9.57

For the Year Ended October 31, 2008
A	11.63	0.33	–	(2.84)	(2.51)	(0.42)	(0.40)	–	(0.82)	(3.33)	8.30
B	11.62	0.24	–	(2.82)	(2.58)	(0.34)	(0.40)	–	(0.74)	(3.32)	8.30
C	11.62	0.23	–	(2.81)	(2.58)	(0.35)	(0.40)	–	(0.75)	(3.33)	8.29
I	11.61	0.39	–	(2.86)	(2.47)	(0.45)	(0.40)	–	(0.85)	(3.32)	8.29
R3	11.61	0.32	–	(2.86)	(2.54)	(0.39)	(0.40)	–	(0.79)	(3.33)	8.28
R4	11.62	0.34	–	(2.85)	(2.51)	(0.42)	(0.40)	–	(0.82)	(3.33)	8.29
R5	11.63	0.39	–	(2.87)	(2.48)	(0.45)	(0.40)	–	(0.85)	(3.33)	8.30

For the Year Ended October 31, 2007
A	11.16	0.33	–	0.81	1.14	(0.38)	(0.29)	–	(0.67)	0.47	11.63
B	11.16	0.25	–	0.80	1.05	(0.30)	(0.29)	–	(0.59)	0.46	11.62
C	11.15	0.25	–	0.81	1.06	(0.30)	(0.29)	–	(0.59)	0.47	11.62
I	11.16	0.38	–	0.78	1.16	(0.42)	(0.29)	–	(0.71)	0.45	11.61
R3(G)	10.95	0.16	–	0.70	0.86	(0.20)	–	–	(0.20)	0.66	11.61
R4(G)	10.95	0.20	–	0.70	0.90	(0.23)	–	–	(0.23)	0.67	11.62
R5(G)	10.95	0.24	–	0.68	0.92	(0.24)	–	–	(0.24)	0.68	11.63

For the Year Ended October 31, 2006
A	10.57	0.26	–	0.76	1.02	(0.31)	(0.12)	–	(0.43)	0.59	11.16
B	10.56	0.19	–	0.76	0.95	(0.23)	(0.12)	–	(0.35)	0.60	11.16
C	10.56	0.19	–	0.76	0.95	(0.24)	(0.12)	–	(0.36)	0.59	11.15
I(J)	10.94	0.07	–	0.22	0.29	(0.07)	–	–	(0.07)	0.22	11.16

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)
During the year ended October 31, 2009, The Hartford Conservative Allocation Fund incurred $0.2 million in sales associated with the transition of assets from The Hartford Retirement Income Fund, which merged into The Fund on February 20, 2009. These sales are excluded from the portfolio turnover rate calculation.

(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.
(J)	Commenced operations on August 31, 2006.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

12.74%		$163,353	0.58%		0.58%		0.58%		2.26%		28%
11.83		23,697	1.38		1.38		1.38		1.48		–
11.92		53,036	1.33		1.33		1.33		1.51		–
13.02		741	0.33		0.33		0.33		2.51		–
12.41		3,357	0.94		0.93		0.93		1.75		–
12.71		12,932	0.62		0.62		0.62		2.19		–
13.02		6,107	0.32		0.32		0.32		2.51		–

18.90		134,824	0.62		0.62		0.62		3.00		20	(F)
18.01		24,438	1.46		1.38		1.38		2.26		–
18.04		46,279	1.39		1.38		1.38		2.28		–
19.19		908	0.36		0.36		0.36		3.17		–
18.22		680	1.02		1.02		1.02		2.06		–
18.89		8,078	0.66		0.66		0.66		2.94		–
19.22		4,895	0.36		0.36		0.36		3.10		–

(22.99)		107,922	0.57		0.57		0.57		3.09		27
(23.55)		20,703	1.40		1.40		1.40		2.29		–
(23.57)		40,054	1.33		1.33		1.33		2.23		–
(22.73)		418	0.31		0.31		0.31		4.43		–
(23.28)		269	0.97		0.97		0.97		2.01		–
(23.01)		4,900	0.63		0.63		0.63		2.21		–
(22.81)		2,097	0.34		0.34		0.34		2.84		–

10.64		121,488	0.59		0.59		0.59		2.91		40
9.81		25,903	1.42		1.28		1.28		2.25		–
9.91		46,433	1.35		1.28		1.28		2.17		–
10.86		1,502	0.27		0.27		0.27		2.64		–
7.93	(H)	20	1.05	(I)	1.03	(I)	1.03	(I)	1.87	(I)	–
8.25	(H)	429	0.75	(I)	0.75	(I)	0.75	(I)	2.26	(I)	–
8.53	(H)	695	0.48	(I)	0.46	(I)	0.46	(I)	2.41	(I)	–

9.85		93,504	0.64		0.63		0.63		2.41		29
9.19		20,782	1.48		1.31		1.31		1.73		–
9.10		36,123	1.41		1.31		1.31		1.67		–
2.69	(H)	10	0.72	(I)	0.41	(I)	0.41	(I)	2.07	(I)	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Conservative Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Conservative Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

20

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Conservative Allocation Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr.(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

22

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Conservative Allocation Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	11.61%
Other Direct Federal Obligations*	0.24%
Other Securities	88.15%
Total	100.00%

DRD†	25.00%
QDI‡	25.00%
QII§	90.00%

*	The income received from federal obligations.
†	Income distributions, taxable as dividend income which qualify for deduction by corporations.
‡
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.225	N/A	N/A	0.225
Class B	0.143	N/A	N/A	0.143
Class C	0.150	N/A	N/A	0.150
Class I	0.249	N/A	N/A	0.249
Class R3	0.200	N/A	N/A	0.200
Class R4	0.221	N/A	N/A	0.221
Class R5	0.250	N/A	N/A	0.250

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

24

The Hartford Conservative Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,037.60	$2.93	$1,000.00	$1,022.33	$2.91	0.57%	184	365
Class B	$1,000.00	$1,033.36	$6.97	$1,000.00	$1,018.35	$6.92	1.36	184	365
Class C	$1,000.00	$1,033.86	$6.72	$1,000.00	$1,018.60	$6.67	1.31	184	365
Class I	$1,000.00	$1,038.91	$1.70	$1,000.00	$1,023.54	$1.68	0.33	184	365
Class R3	$1,000.00	$1,036.03	$4.72	$1,000.00	$1,020.57	$4.69	0.92	184	365
Class R4	$1,000.00	$1,037.50	$3.13	$1,000.00	$1,022.13	$3.11	0.61	184	365
Class R5	$1,000.00	$1,038.91	$1.59	$1,000.00	$1,023.64	$1.58	0.31	184	365

25

The Hartford Conservative Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Conservative Allocation Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

27

The Hartford Conservative Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, and Class R5 shares by 0.18%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information

28

provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Disciplined Equity Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Disciplined Equity Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Disciplined Equity Fund inception 04/30/1998
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview(1) 10/31/00 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	10
	Year	Year	Year
Disciplined Equity A#	16.00%	0.89%	-0.54%
Disciplined Equity A##	9.62%	-0.25%	-1.10%
Disciplined Equity B#	15.18%	0.27%	NA*
Disciplined Equity B##	10.18%	-0.13%	NA*
Disciplined Equity C#	15.18%	0.14%	-1.25%
Disciplined Equity C##	14.18%	0.14%	-1.25%
Disciplined Equity R3#	15.77%	0.84%	-0.31%
Disciplined Equity R4#	16.01%	1.02%	-0.22%
Disciplined Equity R5#	16.55%	1.30%	-0.08%
Disciplined Equity Y#	16.63%	1.38%	-0.04%
S&P 500 Index	16.54%	1.74%	-0.01%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(4)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Portfolio Manager
Mammen Chally, CFA
Vice President

How did the Fund perform?

The Class A shares of The Hartford Disciplined Equity Fund returned 16.00%, before sales charge, for the twelve-month period ended October 31, 2010, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 16.54% for the same period. The Fund outperformed the 14.35% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets were very volatile during the period due to significant macroeconomic concerns, which included the European sovereign debt crisis and fears of a double-dip recession in the U.S. Investors regained some confidence in the third quarter of 2010 as many of these headwinds abated and discussions of further quantitative easing by the U.S. Federal Reserve Bank became more likely.

Overall equity market performance was positive for the period across all market capitalizations: large-cap equities (+16.5%), mid-cap equities (+27.6%), and small-cap equities (+26.6%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 Indices respectively. During the twelve-month period all ten sectors within the S&P 500 Index posted positive returns, led by Consumer Discretionary (+33%) and Industrials (+29%) while Financials (+5%) and Energy (+7%) lagged on a relative basis.

2

The Fund benefited from strong stock selection in the Information Technology, Energy, and Consumer Staples sectors. This was offset by unfavorable stock selection in the Consumer Discretionary, Industrials, and Utilities sectors. Sector positioning, a fallout of the bottom-up (i.e. stock by stock fundamental research) stock selection process, had little impact on the Fund’s performance during the period. In particular, the benefits of our average underweight (i.e. the Fund’s sector position was less than the benchmark position) to Financials and Energy were offset by an overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Health Care sector. The Fund’s performance also benefited from the use of selected call and put options on securities held in the Fund.

The largest detractors from relative performance were Gap (Consumer Discretionary), ITT Educational Services (Consumer Discretionary), and Office Depot (Consumer Discretionary). U.S.-based global specialty retailer Gap reported better-than-expected second quarter earnings; however, sales disappointed. The company continued to experience slowing sales growth in the latter part of the period, which concerned investors. Shares of ITT Educational Services, a provider of post-secondary degree programs, fell due to the company’s slowing enrollment growth, lower placement rates, and concerns about potential regulation of or legislation implicating the for-profit education industry. Shares of Office Depot came under pressure as investors started to discount the unfavorable potential impact of economic slowing in the second half of 2010 on revenues and profits. Top detractors from absolute performance included Bank of America (Financials) and Microsoft (Information Technology).

The largest contributors to relative performance were Exxon Mobil (Energy), Altria Group (Consumer Staples), and Priceline.com (Consumer Discretionary). An underweight position to Exxon Mobil for the period helped relative performance as the company’s all-stock purchase of XTO Energy weighed on Exxon Mobil’s share price. Additionally, Exxon's removal from the Russell Value Index in June weighed on the stock. Shares of tobacco product manufacturer Altria Group rose as higher product prices offset lower volumes, increasing earnings. Shares of online travel company Priceline.com rose sharply in August after it reported stronger than expected second quarter earnings and third quarter guidance, particularly due to strength in its European operations. The Fund’s positions in Apple (Information Technology) and Oracle (Information Technology) were top contributors to absolute performance.

What is the outlook?

The uneven nature of the current economic recovery is not surprising given the depth of the downturn and its origins in excessive credit. Unlike a “normal” correction, which is often short-lived, the popping of a credit bubble can take time to unwind. The policy response to this recession, however, was both rapid and massive, helping to cushion the recession’s effects.

The Fund focuses on stock selection as the key driver of returns and uses proprietary fundamental and quantitative research in a disciplined framework in an effort to build a portfolio of the most attractive stocks. Sector exposures are residuals from this bottom-up stock selection process and are not explicit management decisions. Based on individual stock decisions, the Fund ended the period most overweight in the Health Care, Information Technology, and Utilities sectors and most underweight in Energy, Consumer Staples, and Financials sectors relative to the S&P 500 Index, the Fund’s benchmark.

Diversification by Industry
as of October 31, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.7%
Banks (Financials)	3.7
Capital Goods (Industrials)	10.3
Consumer Durables & Apparel (Consumer Discretionary)	0.6
Diversified Financials (Financials)	5.0
Energy (Energy)	7.3
Food & Staples Retailing (Consumer Staples)	0.9
Food, Beverage & Tobacco (Consumer Staples)	6.7
Health Care Equipment & Services (Health Care)	5.8
Household & Personal Products (Consumer Staples)	0.6
Insurance (Financials)	3.4
Materials (Materials)	2.3
Media (Consumer Discretionary)	0.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.2
Real Estate (Financials)	0.9
Retailing (Consumer Discretionary)	7.0
Semiconductors & Semiconductor Equipment (Information Technology)	4.0
Software & Services (Information Technology)	11.6
Technology Hardware & Equipment (Information Technology)	6.8
Telecommunication Services (Services)	2.2
Utilities (Utilities)	6.1
Short-Term Investments	0.9
Other Assets and Liabilities	0.4
Total	100.0%

3

The Hartford Disciplined Equity Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.7%
	Automobiles & Components - 1.7%
108	Ford Motor Co. ●Θ	$1,527
24	Johnson Controls, Inc.	846
		2,373
	Banks - 3.7%
36	PNC Financial Services Group, Inc.	1,951
133	Wells Fargo & Co.	3,461
		5,412
	Capital Goods - 10.3%
24	3M Co.	2,047
13	Caterpillar, Inc.	1,038
20	Cooper Industries plc Class A	1,022
39	Dover Corp.	2,081
33	General Dynamics Corp.	2,276
18	Illinois Tool Works, Inc.	841
31	Northrop Grumman Corp.	1,953
13	Parker-Hannifin Corp.	980
10	Raytheon Co.	470
30	United Technologies Corp.	2,228
		14,936
	Consumer Durables & Apparel - 0.6%
34	Mattel, Inc.	798

	Diversified Financials - 5.0%
20	Ameriprise Financial, Inc.	1,034
194	Bank of America Corp.	2,215
17	Goldman Sachs Group, Inc.	2,800
34	JP Morgan Chase & Co.	1,291
		7,340
	Energy - 7.3%
18	Anadarko Petroleum Corp.	1,109
18	Chevron Corp.	1,495
11	Exxon Mobil Corp.	744
30	Hess Corp.	1,859
64	Marathon Oil Corp.	2,277
27	National Oilwell Varco, Inc.	1,457
21	Occidental Petroleum Corp.	1,683
		10,624
	Food & Staples Retailing - 0.9%
43	Sysco Corp.	1,255

	Food, Beverage & Tobacco - 6.7%
91	Altria Group, Inc.	2,300
26	Archer Daniels Midland Co. Θ	880
18	Dr. Pepper Snapple Group	647
18	Lorillard, Inc.	1,562
28	PepsiCo, Inc.	1,828
44	Philip Morris International, Inc.	2,580
		9,797
	Health Care Equipment & Services - 5.8%
25	Covidien plc	989
28	McKesson Corp.	1,874
31	Medtronic, Inc.	1,098
31	St. Jude Medical, Inc. ●	1,191
56	UnitedHealth Group, Inc.	2,011
22	Wellpoint, Inc. ●	1,190
		8,353
	Household & Personal Products - 0.6%
13	Estee Lauder Co., Inc.	918

	Insurance - 3.4%
38	Allied World Assurance Holdings Ltd.	2,146
32	Axis Capital Holdings Ltd.	1,071
56	Genworth Financial, Inc. ●	639
48	Unum Group	1,069
		4,925
	Materials - 2.3%
10	CF Industries Holdings, Inc. Θ	1,225
16	Freeport-McMoRan Copper & Gold, Inc.	1,524
10	Newmont Mining Corp.	585
		3,334
	Media - 0.6%
51	CBS Corp. Class B	858

	Pharmaceuticals, Biotechnology & Life Sciences - 11.2%
30	Abbott Laboratories	1,514
36	Amgen, Inc. ●	2,059
13	Celgene Corp. ●	801
30	Eli Lilly & Co.	1,052
41	Forest Laboratories, Inc. ●	1,342
43	Gilead Sciences, Inc. ●	1,714
18	Johnson & Johnson	1,152
26	Merck & Co., Inc.	934
124	Pfizer, Inc.	2,157
24	Regeneron Pharmaceuticals, Inc. ●	636
17	Salix Pharmaceuticals Ltd. ●	651
9	Thermo Fisher Scientific, Inc. ●	437
7	Waters Corp. ●	519
26	Watson Pharmaceuticals, Inc. ●	1,199
		16,167
	Real Estate - 0.9%
76	Annaly Capital Management, Inc.	1,351

	Retailing - 7.0%
28	Abercrombie & Fitch Co. Class A Θ	1,209
28	Big Lots, Inc. ●	879
61	Gap, Inc.	1,159
20	Kohl's Corp. ●	998
4	Netflix, Inc. ●	757
31	Nordstrom, Inc.	1,175
138	Office Depot, Inc. ●Θ	621
3	Priceline.com, Inc. ●	1,055
14	Target Corp.	732
35	TJX Cos., Inc.	1,597
		10,182
	Semiconductors & Semiconductor Equipment - 4.0%
28	Analog Devices, Inc.	936
21	Broadcom Corp. Class A	872
43	Intel Corp.	855
40	Skyworks Solutions, Inc. ●Θ	905
76	Texas Instruments, Inc.	2,232
		5,800
	Software & Services - 11.6%
37	Accenture plc	1,632
28	BMC Software, Inc. ●Θ	1,255
66	eBay, Inc. ●Θ	1,979

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.7% - (continued)
	Software & Services - 11.6% - (continued)
9	Factset Research Systems, Inc.		$755
3	Google, Inc. ●		1,925
17	IBM Corp.		2,484
3	Mastercard, Inc.		696
57	Microsoft Corp.		1,529
104	Oracle Corp. Θ		3,055
46	VeriSign, Inc. ●		1,588
			16,898
	Technology Hardware & Equipment - 6.8%
16	Apple, Inc. ●		4,949
44	Cisco Systems, Inc. ●		1,007
29	EMC Corp. ●		616
21	Hewlett-Packard Co.		871
18	Juniper Networks, Inc. ●Θ		576
17	NetApp, Inc. ●		910
21	Qualcomm, Inc.		948
			9,877
	Telecommunication Services - 2.2%
112	AT&T, Inc.		3,204

	Utilities - 6.1%
32	Entergy Corp.		2,355
16	NextEra Energy, Inc.		870
30	Northeast Utilities		935
36	PG&E Corp.		1,698
37	UGI Corp.		1,116
72	Xcel Energy, Inc.		1,715
			8,689
	Total common stocks
	(cost $123,911)		$143,091
	Total long-term investments
	(cost $123,911)		$143,091

SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.9%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $296,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $302)
$296	0.23%, 10/31/2010		$296
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $179,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $183)
179	0.23%, 10/31/2010		179
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $809,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $825)
809	0.22%, 10/31/2010		809
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $1, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $1)
1	0.21%, 10/31/2010		1
			1,285
	Total short-term investments
	(cost $1,285)		$1,285

	Total investments
	(cost $125,196) ▲	99.6%	$144,376
	Other assets and liabilities	0.4%	561
	Total net assets	100.0%	$144,937

The accompanying notes are an integral part of these financial statements.

5

The Hartford Disciplined Equity Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $125,485 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$24,621
Unrealized Depreciation	(5,730)
Net Unrealized Appreciation	$18,891

●	Currently non-income producing.

Θ	At October 31, 2010, these securities were designated to cover open call options written as follows:

							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
Abercrombie & Fitch Co.	Equity	$47.00	11/22/2010	33	$3	$3	$–
Archer Daniels Midland Co.	Equity	$37.00	11/22/2010	42	–	1	1
BMC Software, Inc.	Equity	$50.00	11/22/2010	32	1	2	1
CF Industries Holdings, Inc.	Equity	$120.00	11/22/2010	21	16	10	(6)
eBay, Inc.	Equity	$30.00	12/20/2010	88	10	4	(6)
Ford Motor Co.	Equity	$14.00	12/20/2010	116	8	3	(5)
Juniper Networks, Inc.	Equity	$33.00	11/22/2010	44	3	4	1
Office Depot, Inc.	Equity	$5.00	11/22/2010	333	3	3	–
Oracle Corp.	Equity	$30.00	11/22/2010	73	3	3	–
Skyworks Solutions, Inc.	Equity	$22.50	11/22/2010	72	10	2	(8)
					$57	$35	$(22)

*	The number of contracts does not omit 000's.

At October 31, 2010, the maximum delivery obligation of the open put options written is $963. Cash of $441 collateralized the open put options written as follows:
							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
Caterpillar, Inc.	Equity	$72.50	11/22/2010	17	$1	$1	$–
Gap, Inc.	Equity	$16.00	11/22/2010	76	–	2	2
JP Morgan Chase & Co.	Equity	$35.00	11/22/2010	53	1	3	2
PNC Financial Services Group, Inc.	Equity	$40.00	11/22/2010	41	–	2	2
Qualcomm, Inc.	Equity	$41.00	11/22/2010	31	1	1	–
VeriSign, Inc.	Equity	$27.00	11/22/2010	44	–	1	1
Wells Fargo & Co.	Equity	$22.00	11/22/2010	56	1	2	1
					$4	$12	$8

*	The number of contracts does not omit 000's.

Futures Contracts Outstanding at October 31, 2010

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
S&P 500 Mini	10	Long	12/17/2010	$590	$558	$32

*	The number of contracts does not omit 000's.

Cash of $45 was pledged as initial margin deposit for open futures contracts at October 31, 2010.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Disciplined Equity Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$143,091	$143,091	$–	$–
Short-Term Investments	1,285	–	1,285	–
Total	$144,376	$143,091	$1,285	$–
Futures *	32	32	–	–
Written Options *	11	11	–	–
Total	$43	$43	$–	$–
Liabilities:
Written Options *	25	25	–	–
Total	$25	$25	$–	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Disciplined Equity Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $125,196)	$144,376
Cash	489	*†
Receivables:
Investment securities sold	1,990
Fund shares sold	17
Dividends and interest	127
Variation margin	—
Other assets	67
Total assets	147,066
Liabilities:
Payables:
Investment securities purchased	1,826
Fund shares redeemed	154
Investment management fees	18
Dividends	13
Administrative fees	—
Distribution fees	6
Accrued expenses	51
Written options (proceeds $47)	61
Total liabilities	2,129
Net assets	$144,937
Summary of Net Assets:
Capital stock and paid-in-capital	$188,008
Accumulated undistributed net investment income	42
Accumulated net realized loss on investments	(62,311)
Unrealized appreciation of investments	19,198
Net assets	$144,937

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.90 /$12.59
Shares outstanding	6,886
Net assets	$81,949
Class B: Net asset value per share	$11.32
Shares outstanding	510
Net assets	$5,770
Class C: Net asset value per share	$11.28
Shares outstanding	1,021
Net assets	$11,519
Class R3: Net asset value per share	$12.18
Shares outstanding	9
Net assets	$113
Class R4: Net asset value per share	$12.16
Shares outstanding	9
Net assets	$105
Class R5: Net asset value per share	$12.24
Shares outstanding	9
Net assets	$105
Class Y: Net asset value per share	$12.25
Shares outstanding	3,706
Net assets	$45,376

*	Cash of $441 was designated to cover open put options written.
†	Cash of $45 was designated to cover open futures contracts.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Disciplined Equity Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$3,221
Interest	1
Total investment income	3,222

Expenses:
Investment management fees	1,176
Administrative services fees	—
Transfer agent fees	388
Distribution fees
Class A	211
Class B	70
Class C	119
Class R3	—
Class R4	—
Custodian fees	6
Accounting services fees	25
Registration and filing fees	73
Board of Directors' fees	4
Audit fees	8
Other expenses	40
Total expenses (before waivers and fees paid indirectly)	2,120
Expense waivers	(49)
Transfer agent fee waivers	(80)
Commission recapture	(2)
Custodian fee offset	—
Total waivers and fees paid indirectly	(131)
Total expenses, net	1,989
Net Investment Income	1,233
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	4,763
Net realized gain on futures	54
Net realized gain on written options	155
Net Realized Gain on Investments and Other Financial Instruments	4,972
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments:
Net unrealized appreciation of investments	17,231
Net unrealized appreciation of futures	40
Net unrealized depreciation of written options	(33)
Net Changes in Unrealized Appreciation of Investments and Other Financial Instruments	17,238
Net Gain on Investments and Other Finanical Instruments	22,210
Net Increase in Net Assets Resulting from Operations	$23,443

The accompanying notes are an integral part of these financial statements.

9

The Hartford Disciplined Equity Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$1,233	$2,192
Net realized gain (loss) on investments and other financial instruments	4,972	(33,199)
Net unrealized appreciation of investments and other financial instruments	17,238	51,335
Net Increase In Net Assets Resulting From Operations	23,443	20,328
Distributions to Shareholders:
From net investment income
Class A	(1,524)	(511)
Class B	(52)	—
Class C	(59)	—
Class R3	(1)	—
Class R4	(2)	(1)
Class R5	(1)	—
Class Y	(1,326)	(828)
Total distributions	(2,965)	(1,340)
Capital Share Transactions:
Class A	(14,184)	(16,001)
Class B	(3,392)	(4,603)
Class C	(2,112)	(2,799)
Class R3	89	9
Class R4	44	37
Class R5	96	—
Class Y	(23,535)	(14,268)
Net decrease from capital share transactions	(42,994)	(37,625)
Net Decrease In Net Assets	(22,516)	(18,637)
Net Assets:
Beginning of period	167,453	186,090
End of period	$144,937	$167,453
Accumulated undistributed (distribution in excess of) net investment income (loss)	$42	$1,777

The accompanying notes are an integral part of these financial statements.

10

The Hartford Disciplined Equity Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Disciplined Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

11

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Exchange traded options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the instrument shall be taken to be the mean between most recent bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used. If such instruments do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional and volatility or other special adjustments.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

12

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

13

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

f)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

g)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Equity contracts	Summary of Net Assets - Unrealized	32
	appreciation
Equity contracts			Written Options, Market Value	61

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	$155	$—	$54	$—	$—	$209
Total	$155	$—	$54	$—	$—	$209

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	(33)	—	40	—	—	$7
Total	$(33)	$—	$40	$—	$—	$7

h)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of

14

indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2010.

4.	Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying security or currency. The Fund had no outstanding purchased option contracts as of October 31, 2010. Transactions involving written option contracts for the Fund during the year ended October 31, 2010, are summarized below:

15

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Options Contract Activity During the Year Ended October 31, 2010:
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	124	$19
Written	2,950	163
Expired	(1,417)	(81)
Closed	(463)	(50)
Exercised	(340)	(16)
End of Year	854	$35

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	637	$37
Written	2,488	120
Expired	(2,276)	(108)
Closed	(531)	(37)
Exercised	—	—
End of Year	318	$12

* The number of contracts does not omit 000's.

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$2,952	$1,340

16

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$55
Accumulated Capital Losses *	(61,991)
Unrealized Appreciation †	18,878
Total Accumulated Deficit	$(43,058)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(3)
Accumulated Net Realized Gain (Loss) on Investments	3

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2011	$5,570
2016	23,225
2017	33,196
Total	$61,991

As of October 31, 2010, the Fund utilized $4,854 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

17

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

6.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6750%
On next $4 billion	0.6250%
On next $5 billion	0.6225%
Over $10 billion	0.6200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.50%	1.20%	0.90%	0.85%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.60%	1.30%	1.00%	0.95%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund

18

maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	1.35%	1.17%	1.40%	1.40%		1.39%
Class B Shares	2.10	1.60	1.94	2.08		2.07
Class C Shares	2.10	2.03	2.12	2.09		2.09
Class R3 Shares	1.55	1.38	1.65	1.65	*
Class R4 Shares	1.23	1.29	1.28	1.34	*
Class R5 Shares	0.92	0.95	0.99	1.05	*
Class Y Shares	0.85	0.86	0.88	0.88		0.88

*	From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $92 and contingent deferred sales charges of $7 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $9. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated

19

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for the	Total Return Excluding Payment
	Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.08%	13.78%
Class B	0.08	13.05
Class C	0.08	12.98
Class Y	0.07	14.37

7.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	7
Class R4	9
Class R5	9

8.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$62,764
Sales Proceeds Excluding U.S. Government Obligations	108,330

20

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	510	130	(1,904)	—	(1,264)	1,031	57	(2,872)	—	(1,784)
Amount	$5,757	$1,483	$(21,424)	$—	$(14,184)	$9,294	$494	$(25,789)	$—	$(16,001)
Class B
Shares	14	5	(335)	—	(316)	48	—	(577)	—	(529)
Amount	$150	$51	$(3,593)	$—	$(3,392)	$404	$—	$(5,007)	$—	$(4,603)
Class C
Shares	42	5	(248)	—	(201)	146	—	(480)	—	(334)
Amount	$453	$55	$(2,620)	$—	$(2,112)	$1,238	$—	$(4,037)	$—	$(2,799)
Class R3
Shares	7	—	—	—	7	1	—	—	—	1
Amount	$89	$1	$(1)	$—	$89	$14	$—	$(5)	$—	$9
Class R4
Shares	8	—	(4)	—	4	4	—	—	—	4
Amount	$95	$1	$(52)	$—	$44	$36	$1	$—	$—	$37
Class R5
Shares	8	—	—	—	8	—	—	—	—	—
Amount	$95	$1	$—	$—	$96	$—	$—	$—	$—	$—
Class Y
Shares	99	113	(2,278)	—	(2,066)	714	93	(2,089)	—	(1,282)
Amount	$1,164	$1,326	$(26,025)	$—	$(23,535)	$5,895	$828	$(20,991)	$—	$(14,268)
Total
Shares	688	253	(4,769)	—	(3,828)	1,944	150	(6,018)	—	(3,924)
Amount	$7,803	$2,918	$(53,715)	$—	$(42,994)	$16,881	$1,323	$(55,829)	$—	$(37,625)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	127	$1,445
For the Year Ended October 31, 2009	189	$1,726

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

21

The Hartford Disciplined Equity Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

12.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

22

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23

The Hartford Disciplined Equity Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$10.44	$0.08	$–	$1.58	$1.66	$(0.20)	$–	$–	$(0.20)	$1.46	$11.90
B	9.89	–	–	1.50	1.50	(0.07)	–	–	(0.07)	1.43	11.32
C	9.84	–	–	1.49	1.49	(0.05)	–	–	(0.05)	1.44	11.28
R3	10.71	0.05	–	1.63	1.68	(0.21)	–	–	(0.21)	1.47	12.18
R4	10.68	0.09	–	1.61	1.70	(0.22)	–	–	(0.22)	1.48	12.16
R5	10.75	0.12	–	1.65	1.77	(0.28)	–	–	(0.28)	1.49	12.24
Y	10.76	0.14	–	1.64	1.78	(0.29)	–	–	(0.29)	1.49	12.25

For the Year Ended October 31, 2009 (E)
A	9.31	0.12	–	1.06	1.18	(0.05)	–	–	(0.05)	1.13	10.44
B	8.80	0.08	–	1.01	1.09	–	–	–	–	1.09	9.89
C	8.80	0.04	–	1.00	1.04	–	–	–	–	1.04	9.84
R3	9.56	0.09	–	1.11	1.20	(0.05)	–	–	(0.05)	1.15	10.71
R4	9.60	0.10	–	1.09	1.19	(0.11)	–	–	(0.11)	1.08	10.68
R5	9.62	0.14	–	1.10	1.24	(0.11)	–	–	(0.11)	1.13	10.75
Y	9.64	0.15	–	1.09	1.24	(0.12)	–	–	(0.12)	1.12	10.76

For the Year Ended October 31, 2008
A	14.91	0.05	–	(5.63)	(5.58)	(0.02)	–	–	(0.02)	(5.60)	9.31
B	14.16	(0.05)	–	(5.31)	(5.36)	–	–	–	–	(5.36)	8.80
C	14.17	(0.06)	–	(5.31)	(5.37)	–	–	–	–	(5.37)	8.80
R3	15.33	0.01	–	(5.78)	(5.77)	–	–	–	–	(5.77)	9.56
R4	15.37	0.06	–	(5.79)	(5.73)	(0.04)	–	–	(0.04)	(5.77)	9.60
R5	15.41	0.10	–	(5.81)	(5.71)	(0.08)	–	–	(0.08)	(5.79)	9.62
Y	15.43	0.12	–	(5.81)	(5.69)	(0.10)	–	–	(0.10)	(5.79)	9.64

For the Year Ended October 31, 2007
A	13.19	0.04	0.01	1.77	1.82	(0.10)	–	–	(0.10)	1.72	14.91
B	12.53	(0.07)	0.01	1.70	1.64	(0.01)	–	–	(0.01)	1.63	14.16
C	12.54	(0.07)	0.01	1.70	1.64	(0.01)	–	–	(0.01)	1.63	14.17
R3 (G)	13.89	–	–	1.44	1.44	–	–	–	–	1.44	15.33
R4 (G)	13.89	0.03	–	1.45	1.48	–	–	–	–	1.48	15.37
R5 (G)	13.89	0.07	–	1.45	1.52	–	–	–	–	1.52	15.41
Y	13.58	0.19	0.01	1.75	1.95	(0.10)	–	–	(0.10)	1.85	15.43

For the Year Ended October 31, 2006
A	11.78	0.04	–	1.39	1.43	(0.02)	–	–	(0.02)	1.41	13.19
B	11.25	(0.03)	–	1.31	1.28	–	–	–	–	1.28	12.53
C	11.26	(0.04)	–	1.32	1.28	–	–	–	–	1.28	12.54
Y	12.12	0.14	–	1.40	1.54	(0.08)	–	–	(0.08)	1.46	13.58

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

16.00%		$81,949	1.47%		1.35%		1.35%		0.71%		41%
15.18		5,770	2.46		2.10		2.10		(0.04)		–
15.18		11,519	2.12		2.10		2.10		(0.04)		–
15.77		113	1.66		1.55		1.55		0.47		–
16.01		105	1.25		1.23		1.23		0.82		–
16.55		105	0.95		0.92		0.92		1.09		–
16.63		45,376	0.85		0.85		0.85		1.21		–

12.82		85,080	1.58		1.17		1.17		1.27		59
12.39		8,165	2.65		1.60		1.60		0.86		–
11.82		12,025	2.22		2.03		2.03		0.41		–
12.65		20	2.04		1.38		1.38		0.98		–
12.65		55	1.29		1.29		1.29		1.09		–
13.12		8	0.95		0.95		0.95		1.47		–
13.13		62,100	0.86		0.86		0.86		1.57		–

(37.46)		92,476	1.44		1.40		1.40		0.36		69
(37.85)		11,931	2.39		1.95		1.95		(0.18)		–
(37.90)		13,691	2.13		2.13		2.13		(0.36)		–
(37.64)		11	1.87		1.65		1.65		0.12		–
(37.37)		8	1.28		1.28		1.28		0.48		–
(37.23)		7	0.99		0.99		0.99		0.77		–
(37.09)		67,966	0.89		0.89		0.89		0.88		–

13.87	(F)	177,170	1.40		1.40		1.40		0.32		72
13.14	(F)	29,968	2.31		2.08		2.08		(0.35)		–
13.07	(F)	26,479	2.09		2.09		2.09		(0.37)		–
10.37	(H)	11	1.65	(I)	1.65	(I)	1.65	(I)	(0.03	) (I)	–
10.66	(H)	11	1.34	(I)	1.34	(I)	1.34	(I)	0.28	(I)	–
10.94	(H)	11	1.05	(I)	1.05	(I)	1.05	(I)	0.57	(I)	–
14.45	(F)	111,098	0.88		0.88		0.88		0.86		–

12.13		189,375	1.40		1.40		1.40		0.39		67
11.38		35,673	2.30		2.07		2.07		(0.28)		–
11.37		29,153	2.10		2.10		2.10		(0.31)		–
12.76		169,614	0.89		0.89		0.89		0.88		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Disciplined Equity Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Disciplined Equity Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

26

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford Disciplined Equity Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

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Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford Disciplined Equity Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.202	N/A	N/A	0.202
Class B	0.067	N/A	N/A	0.067
Class C	0.051	N/A	N/A	0.051
Class R3	0.210	N/A	N/A	0.210
Class R4	0.221	N/A	N/A	0.221
Class R5	0.278	N/A	N/A	0.278
Class Y	0.288	N/A	N/A	0.288

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

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The Hartford Disciplined Equity Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,022.61	$6.88	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class B	$1,000.00	$1,018.85	$10.69	$1,000.00	$1,014.62	$10.66	2.10	184	365
Class C	$1,000.00	$1,018.56	$10.68	$1,000.00	$1,014.62	$10.66	2.10	184	365
Class R3	$1,000.00	$1,022.35	$7.80	$1,000.00	$1,017.49	$7.78	1.53	184	365
Class R4	$1,000.00	$1,022.61	$6.17	$1,000.00	$1,019.11	$6.16	1.21	184	365
Class R5	$1,000.00	$1,024.96	$4.64	$1,000.00	$1,020.62	$4.63	0.91	184	365
Class Y	$1,000.00	$1,025.25	$4.29	$1,000.00	$1,020.97	$4.28	0.84	184	365

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The Hartford Disciplined Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Disciplined Equity Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund had underperformed relative to its peer group and benchmark. The Board also took note of HIFSCO’s efforts to address the performance concerns by making changes to the Fund’s portfolio management team and increasing its focus on quantitative analysis.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

33

The Hartford Disciplined Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, Class R5, and Class Y shares by 0.10%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information

34

provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Diversified International Value Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Diversified International Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Diversified International Fund inception 06/30/2008
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 6/30/08 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

MSCI All Country World ex U.S. Index is a broad-based, unmanaged, market capitalization-weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4) (as of 10/31/10)

	1	Since
	Year	Inception
Diversified International A#	16.31%	-6.36%
Diversified International A##	9.91%	-8.60%
Diversified International B#	15.36%	-7.03%
Diversified International B##	10.36%	-8.23%
Diversified International C#	15.43%	-7.01%
Diversified International C##	14.43%	-7.01%
Diversified International I#	16.69%	-6.02%
Diversified International R3#	16.02%	-6.57%
Diversified International R4#	16.38%	-6.33%
Diversified International R5#	16.61%	-6.13%
Diversified International Y#	16.69%	-6.02%
MSCI All Country World ex U.S. Index	13.08%	-3.10%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Portfolio Managers
Cheryl M. Duckworth, CFA	Kent M. Stahl, CPA	Jean-Marc Berteaux	Theodore B.P. Jayne, CFA
Senior Vice President	Senior Vice President	Senior Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Diversified International Fund returned 16.31%, before sales charge, for the twelve-month period ended October 31, 2010, outperforming the Fund’s benchmark, the MSCI All Country World ex U.S. Index, which returned 13.08% for the same period. The Fund underperformed the 17.18% average return of the Lipper International Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equities were volatile over the twelve-month period ended October 31, 2010. In the beginning of the period, concerns about debt default in Europe, the impacts of tightening Chinese monetary policy, and the continued high U.S. unemployment pressured stocks. At the end of the period, global equities rebounded sharply due to strong corporate earnings news, favorable European economic data, and expectations of additional government intervention in the U.S.

2

All ten sectors within the MSCI All Country World ex U.S. Index posted positive returns for the period. The Materials (+25%), Consumer Discretionary (+23%), and Industrials (+21%) sectors posted the largest gains while the Energy (+4%), Financials (+5), and Utilities (+7%) sectors lagged on a relative basis.

Security selection was the primary driver of relative outperformance versus the benchmark during the period. Stock selection was strongest within Financials, Industrials, and Information Technology. This was partially offset by weaker selection in the Health Care and Consumer Staples sectors. Sector positioning contributed positively to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) returns, largely due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Consumer Discretionary.

Top contributors to relative performance during the period included AirAsia Berhad (Industrials), ARM Holdings (Information Technology), and PPR SA (Consumer Discretionary). Shares of Malaysia-based airline AirAsia Berhad’s shares rose as a result of healthy passenger growth, surging ancillary revenues, and progress on turning around operations in Thailand and Indonesia. Technology and software designer ARM Holdings’ shares moved higher after the company reported better-than-expected earnings. Investors gained confidence that the company will continue to enjoy solid earnings growth based on strong demand for smartphones. Shares of PPR SA rose after the luxury goods retailer and distributor raised its earnings outlook above analysts’ estimates for the next fiscal year and reported better-than-expected results for the first half of 2010. Top absolute contributors to absolute performance included diversified mining company Rio Tinto (Materials) and Itau Unibanco Holdings (Financials).

The largest detractors from relative returns were Saras (Energy), Toll Holdings (Industrials), and MUFG (Financials). Shares of Saras, an Italian refiner and energy company, lagged as European refining margins remained low and as the premium their complex refinery generally garners also compressed. Shares of Australia-based transport and logistics provider Toll Holdings fell after the company reported disappointing revenue and earnings for the six months ended December 31, 2009 due to a difficult trading environment for the logistics sector. Expectations for the company, and its stock price, remained low for the remainder of the period. Shares of Japanese megabank MUFG reacted negatively to economic, regulatory, and political concerns about Japan. Fears of prolonged deflation, a tepid economic recovery, Basel III regulations, and governmental uncertainty hurt investor sentiment. Spain-based bank holding company Banco Santander (Financials) was among the top detractors from absolute returns.

What is the outlook?

The uneven nature of the current economic recovery is not surprising given the depth of the downturn and its origins in excessive credit. Unlike a “normal” correction, which is often short-lived, the popping of a credit bubble can take time to unwind. The policy response to this recession, however, was both rapid and massive, helping to cushion the recession’s effects. Further, emerging economies have picked up much of the slack created by contraction among developed nations, in part due to emerging markets’ strong fiscal positions and the ongoing expansion of their middle class.

The Fund comprises multiple specialized portfolios, each of which is run independently from the others. Collectively these strategies offer a diverse set of exposures to non-U.S. stocks across industries, regions, and market caps. The Fund ended the period most overweight in Consumer Discretionary, Industrials, and Information Technology sectors and most underweight in Financials, Materials, and Energy sectors relative to its benchmark.

Diversification by Industry
as of October 31, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	3.9%
Banks (Financials)	10.7
Capital Goods (Industrials)	8.8
Commercial & Professional Services (Industrials)	1.4
Consumer Durables & Apparel (Consumer Discretionary)	2.5
Consumer Services (Consumer Discretionary)	1.9
Diversified Financials (Financials)	3.1
Energy (Energy)	8.0
Food & Staples Retailing (Consumer Staples)	2.2
Food, Beverage & Tobacco (Consumer Staples)	5.4
Health Care Equipment & Services (Health Care)	1.3
Household & Personal Products (Consumer Staples)	0.6
Insurance (Financials)	3.4
Materials (Materials)	9.7
Media (Consumer Discretionary)	1.2
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	5.3
Real Estate (Financials)	2.0
Retailing (Consumer Discretionary)	4.2
Semiconductors & Semiconductor Equipment (Information Technology)	1.9
Software & Services (Information Technology)	3.6
Technology Hardware & Equipment (Information Technology)	2.9
Telecommunication Services (Services)	6.0
Transportation (Industrials)	3.9
Utilities (Utilities)	2.8
Short-Term Investments	2.8
Other Assets and Liabilities	0.5
Total	100.0%

3

Diversification by Country
as of October 31, 2010

Percentage of
Country	Net Assets
Argentina	0.2%
Australia	2.9
Austria	0.3
Belgium	0.9
Brazil	5.3
Canada	3.4
China	4.2
Colombia	0.7
Denmark	1.1
Finland	1.0
France	9.7
Germany	4.7
Greece	0.1
Hong Kong	4.7
India	1.8
Indonesia	0.7
Ireland	1.1
Israel	1.1
Italy	2.5
Japan	13.2
Luxembourg	0.1
Malaysia	1.2
Mexico	2.1
Netherlands	2.2
Norway	0.2
Philippines	0.1
Portugal	0.1
Russia	0.8
Singapore	1.3
South Africa	0.3
South Korea	1.9
Spain	1.6
Sweden	2.1
Switzerland	4.7
Taiwan	1.4
Thailand	1.0
Turkey	0.4
United Kingdom	14.1
United States	1.5
Short-Term Investments	2.8
Other Assets and Liabilities	0.5
Total	100.0%

4

The Hartford Diversified International Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.3%
	Argentina - 0.2%
–	Banco Macro S.A.	$22
2	Grupo Financiero Galicia S.A. ●	30
2	Transportadora de Gas del Sur S.A.	7
		59
	Australia - 2.9%
19	Aston Resources Ltd. ●	113
3	Caltex Australia Ltd.	38
5	Coca-Cola Amatil Ltd.	55
13	Karoon Gas Australia Ltd. ●	121
3	Newcrest Mining Ltd.	120
9	Paladin Energy Ltd. ●	36
1	Rio Tinto Ltd.	57
17	Toll Holdings Ltd.	101
1	Woolworths Ltd.	39
		680
	Austria - 0.3%
2	OMV AG	63
–	Vienna Insurance Group	7
		70
	Belgium - 0.9%
24	Ageas	72
1	AGFA Gevaert N.V.	7
–	Anheuser-Busch InBev N.V.	24
2	Nyrstar N.V.	28
2	UCB S.A.	97
		228
	Brazil - 5.3%
1	Anhanguera Educacional Participacoes S.A.	22
4	B2W Companhia Global do Varejo	75
3	Banco ABC Brasil S.A.	29
6	Banco do Estado do Rio Grande do Sul S.A.	65
10	Banco Santander Brasil S.A.	138
3	BM & F Bovespa S.A.	25
6	Brasil Brokers Participacoes	32
2	Centrais Eletricas Brasileiras S.A.	21
2	Companhia Energetica de Minas Gerais	32
8	Companhia Energetica de Minas Gerais ADR	138
2	Duratex S.A.	25
3	Estacio Participacoes S.A.	48
2	Fleury S.A.	25
1	GOL Linhas Aereas Inteligentes S.A. ADR.	16
2	Iochpe-Maxion S.A.	31
10	Itau Unibanco Banco Multiplo S.A. ADR	235
–	Itau Unibanco Holding S.A. ADR ■	7
4	Itausa - Investimentos Itau S.A.	32
1	Localiza Rent a Car S.A.	21
1	Lojas Renner S.A.	32
9	Marcopolo S.A.	34
4	OGX Petroleo e Gas Participacoes S.A. ●	45
5	PDG Realty S.A.	62
–	Totvs S.A.	36
		1,226
	Canada - 3.4%
1	Agrium U.S., Inc.	78
2	Air Canada, Inc. ●	6
3	Barrick Gold Corp.	135
1	Cameco Corp.	43
10	Consolidated Thompson Iron Mining Ltd. ●	98
1	First Quantum Minerals Ltd.	49
–	Magna International, Inc.	36
–	Magna International, Inc. Class A	13
7	Methanex Corp.	187
1	Pacific Rubiales Energy Corp. ●	39
–	Potash Corp. of Saskatchewan, Inc.	15
2	Progress Energy Resources Co.	19
12	Uranium One, Inc. ●	47
		765
	China - 4.2%
–	51job, Inc. ADR ●	14
245	Agricultural Bank of China ●	129
4	Airmedia Group, Inc. ●	29
1	AsiaInfo-Linkage, Inc. ●	28
82	Bank of China Ltd.	49
14	BBMG Corp.	20
2	Byd Co., Ltd.	13
15	China Coal Energy Co.	26
28	China Dongxiang Group Co.	15
128	China Hongxing Sports Ltd.	17
2	China Medical Technologies, Inc. ADR	24
16	China Shanshui Cement Group	11
4	China Shenhua Energy Co., Ltd.	18
1	CNinsure, Inc.	30
2	Ctrip.com International Ltd. ADR ●	93
18	Dongfeng Motor Group Co., Ltd.	39
126	Evergrande Real Estate Group Ltd.	54
1	Focus Media Holding Ltd. ADR ●	13
42	Maoye International Holdings	18
13	People's Food Holdings	7
63	PetroChina Co., Ltd.	78
–	PetroChina Co., Ltd. ADR	49
1	Shanda Interactive Entertainment Ltd. ADR ●	26
–	Sina Corp. ●	27
49	Sinotrans Ltd.	13
1	Sohu.com, Inc. ●	41
2	Tencent Holdings Ltd.	38
1	Vanceinfo Technologies ADR ●	20
4	ZTE Corp.	13
		952
	Colombia - 0.7%
9	Almacenes Exito S.A.	117
–	Bancolombia S.A. ADR	29
1	Grupo de Inversiones Suramericana	20
		166
	Denmark - 1.1%
–	Carlsberg A/S Class B	29
5	DSV A/S	106
–	FLSmidth & Co. A/S	20
1	H. Lundbeck A/S	12
–	Novo Nordisk A/S	13
1	Pandora A/S ●	41
		221
	Finland - 1.0%
2	Elisa Oyj	38
–	Kone Oyj Class B	16
–	Metso Oyj	20
2	Nokia Oyj	25
2	Outotec Oyj	114
		213

The accompanying notes are an integral part of these financial statements.

5

The Hartford Diversified International Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.3% - (continued)
	France - 9.7%
1	Air France	$17
41	Alcatel S.A.	145
1	Alten	18
3	Altran Technologies S.A. ●	12
2	BNP Paribas	149
–	Bureau Veritas S.A.	18
1	Capital Gemini S.A.	38
3	Carrefour S.A.	163
–	Cie Generale d'Optique Essilor International S.A.	21
5	Club Mediterranee ●	96
–	Dassault Systemes S.A.	25
–	Faiveley S.A.	7
2	France Telecom S.A.	46
2	Gaz de France	76
1	GFI Informatique	4
3	Groupe Danone	201
–	Ingenico S.A.	6
1	Lagardere S.C.A.	31
1	Legrand S.A.	25
–	L'Oreal S.A.	27
–	LVMH Moet Hennessy Louis Vuitton S.A.	16
3	Peugeot S.A.	104
1	Pinault-Printemps-Redoute S.A.	226
2	Renault S.A.	126
–	Safran S.A.	15
–	Sanofi-Aventis S.A.	31
–	Schneider Electric S.A.	33
–	Seloger.com	7
1	Societe Generale Class A	54
11	Societe Industrielle D'Aviations Latecoere S.A. ●	102
–	Sodexo	24
1	Thales S.A.	30
2	Total S.A.	96
1	Vallourec	132
1	Vinci S.A.	31
1	Vivendi S.A.	31
–	Zodiac Aerospace	7
		2,190
	Germany - 4.7%
–	Allianz SE	30
1	BASF SE	80
–	Beiersdorf AG	7
–	Brenntag AG ●	36
3	Daimler AG	205
3	Deutsche Post AG	62
2	Deutsche Telekom AG	27
2	Fresenius Medical Care AG & Co.	106
–	Fresenius SE	12
1	Gerresheimer AG	30
1	HeidelbergCement AG	68
–	Hochtief AG	28
–	K+S AG	30
–	Linde AG	53
–	Metro AG	9
–	Muenchener Rueckversicherungs NPV	20
1	Praktiker Bau-Und Heimwerkermaerkte Holding AG	12
–	Rational AG	6
–	Rhoen-Klinikum AG	9
–	RWE AG	27
–	Salzgitter AG	11
1	SAP AG	42
1	Siemens AG	149
		1,059
	Greece - 0.1%
2	Hellenic Telecommunications Organization S.A.	13
1	Opap S.A.	21
		34
	Hong Kong - 4.7%
32	AAC Acoustic Technologies	77
27	AIA Group Ltd. ●	81
9	Alibaba.com Ltd. ●	18
21	Anta Sports Products Ltd.	43
3	ASM Pacific Technology	25
8	BOC Hong Kong Holdings Ltd.	25
19	Cathay Pacific Airways Ltd.	51
30	China Green Holdings Ltd.	31
25	China High Precision Automation Group Ltd. ●	16
9	Clear Media Ltd. ●	5
10	CNOOC Ltd.	21
5	Dah Sing Financial Group	35
15	Daphne International Holdings Ltd.	17
4	ENN Energy Holdings Ltd.	12
5	Evergreen International Holdings Ltd. ●	3
64	Golden Meditech Co., Ltd.	12
228	GOME Electrical Appliances Holdings Ltd.	77
59	Guangdong Investment Ltd.	29
7	Henderson Land Development Co., Ltd.	47
47	Huabao International Holdings Ltd.	72
21	Li & Fung Ltd.	112
8	Ontime Department Store	12
42	Oriental Watch Holdings	22
296	Rexlot Holdings Ltd.	27
14	SJM Holdings Ltd.	20
85	Skyworth Digital Holdings Ltd.	50
12	Springland International Holdings Ltd. ●	10
3	Swire Pacific Ltd.	39
5	Wharf Holdings Ltd.	33
65	Xtep International Holdings Ltd.	54
		1,076
	India - 1.8%
4	Bharti Televentures	31
1	Corp. Bank	21
1	Infosys Technologies Ltd.	40
2	Jammu & Kashmir Bank Ltd.	40
12	Karnataka Bank Ltd.	52
5	Reliance Industries Ltd.	136
1	Reliance Industries Ltd. GDR ■	42
13	UCO Bank	37
		399
	Indonesia - 0.7%
62	PT Bumi Resources Tbk	15
194	PT XL Axiata Tbk ●	125

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.3% - (continued)
	Indonesia - 0.7% - (continued)
90	Tower Bersama Infrastructure ●	$26
		166
	Ireland - 1.1%
8	AER Lingus ●	14
–	CRH plc	8
1	Elan Corp. plc ●	8
7	Elan Corp. plc ADR ●	39
4	Experian plc	48
3	Grafton Group plc	15
1	Kingspan Group plc	7
3	Ryanair Holdings plc ADR	106
		245
	Israel - 1.1%
1	Check Point Software Technologies Ltd. ADR ●	34
4	Teva Pharmaceutical Industries Ltd. ADR	232
		266
	Italy - 2.5%
1	Banche Popolari Unite Scpa	13
2	Benetton Group S.p.A.	16
10	Bulgari S.p.A.	107
1	Buzzi Unicem S.p.A.	12
19	Enel S.p.A.	109
7	Eni S.p.A.	155
2	Finmeccanica S.p.A.	28
7	Intesa Sanpaolo	25
3	Mondadori (Arnoldo) Editore S.p.A.	11
11	Saras S.p.A.	23
20	Telecom Italia S.p.A.	28
11	Unicredit S.p.A.	29
		556
	Japan - 13.2%
–	ABC Mart, Inc.	7
1	Aeon Delight Co., Ltd.	15
2	Aizawa Securities Co., Ltd.	4
–	Alfresa Holdings Corp.	17
–	Alpha Systems, Inc.	8
1	Astellas Pharma, Inc.	19
6	Bridgestone Corp.	114
1	Cawachi Ltd.	13
1	Chubu Steel Plate Co., Ltd.	7
1	Circle K Sunkus Co., Ltd.	20
1	Credit Saison Co., Ltd.	7
7	Daiichi Sankyo Co., Ltd.	151
2	Daito Trust Construction Co., Ltd.	104
–	DeNa Co., Ltd.	12
–	Digital Garage, Inc.	14
–	Disco Corp.	17
1	Don Quijote Co.	18
1	DTS Corp.	13
4	Eisai Co., Ltd.	124
–	En-Japan, Inc.	9
–	Fuji Media Holdings, Inc.	13
1	Fuji Photo Film Co., Ltd.	26
–	Gendai Agency, Inc.	9
5	Higashi-Nippon bank Ltd.	9
22	Hino Motors Ltd.	97
1	Honeys Co., Ltd.	13
1	Hosiden Corp.	9
3	Hudson Soft Co., Ltd.	8
–	Inpex Corp.	73
1	Isetan Mitsukoshi Holdings Ltd.	8
7	Isuzu Motors Ltd.	27
3	Japan Aviation Electronics Industry Ltd.	17
1	Japan Digital Laboratory Co., Ltd.	9
–	Japan Tobacco, Inc.	21
5	Kawasaki Kisen Kaisha Ltd.	19
–	KDDI Corp.	43
1	Kirin Brewery Co., Ltd.	20
3	Komatsu Ltd.	61
1	Komori Corp.	8
1	K's Holdings Corp.	14
1	Medipal Holdings Corp.	16
1	Meitec Corp.	16
3	Mitsubishi Corp.	78
60	Mitsubishi UFJ Financial Group, Inc.	279
9	Mitsui & Co., Ltd.	139
4	Mitsui O.S.K. Lines Ltd.	26
6	Nabtesco Corp.	107
–	Net One Systems Co., Ltd.	17
–	NEXT Co., Ltd.	13
1	Nishimatsuya Chain Co., Ltd.	12
3	Nissan Motor Co., Ltd.	25
–	Nitto Denko Corp.	7
1	NSD Co., Ltd.	13
–	NTT DoCoMo, Inc.	22
2	Oita Bank Ltd.	6
–	Okinawa Cellular Telephone Co.	6
–	Opt, Inc.	5
–	Osaka Securities Exchange Co., Ltd.	20
–	Pal Co., Ltd.	12
–	Pigeon Corp.	14
4	Pioneer Corp.	12
–	Point, Inc.	17
–	Rakuten, Inc.	9
1	Roland Corp.	11
1	Ryohin Keikaku Co., Ltd.	18
–	Sammy NetWorks Co., Ltd.	11
–	Sbi Holdings, Inc.	17
–	Septeni Holdings Co., Ltd.	5
–	Seven Bank Ltd.	16
1	Shimachu Co., Ltd.	16
1	Shin-Etsu Chemical Co., Ltd.	59
1	Shinkawa Ltd.	7
2	Shinko Plantech Co., Ltd.	14
4	Shionogi & Co., Ltd.	75
1	Showa Corp.	7
17	Showa Denko K.K.	31
1	Softbank Corp.	38
–	So-Net Entertainment Corp.	15
–	Sony Financial Holdings, Inc.	45
2	Square Enix Holdings Co., Ltd.	37
4	Sumco Corp.	66
2	Sumitomo Bakelite Co., Ltd.	11
1	T&D Holdings, Inc.	18
6	Teijin Ltd.	20
2	The Tochigi Bank Ltd.	8
3	The Yamanashi Chuo Bank Ltd.	12
–	Toei Animation Co., Ltd.	7

The accompanying notes are an integral part of these financial statements.

7

The Hartford Diversified International Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.3% - (continued)
	Japan - 13.2% - (continued)
2	Toho Holdings Co., Ltd.	$28
11	Tokyo Gas Co., Ltd.	52
1	Tokyo Seimitsu Co., Ltd.	13
1	Toyo Suisan Kaisha Ltd.	18
3	Toyota Motor Corp.	108
–	Tri-Stage, Inc. ●	4
–	Tsuruha Holdings, Inc.	17
–	Tsutsumi Jewelry Co., Ltd.	5
–	Works Application Co., Ltd.	10
4	Yamaha Motor Co., Ltd.	56
2	Yamazen Corp.	7
1	Yusen Logistics Co. Ltd.	11
1	Zuken, Inc.	8
		2,969
	Luxembourg - 0.1%
–	Millicom International Cellular S.A.	19

	Malaysia - 1.2%
297	AirAsia Berhad ●	237
14	CIMB Group Holdings Berhad	37
		274
	Mexico - 2.1%
5	America Movil S.A. de C.V. ADR	280
2	Banco Compartamos S.A. de CV	15
–	Coca-Cola Femsa S.A.B-SP ADR	27
1	Fomento Economico Mexicano S.A.B. De C.V. ADR	27
11	Genomma Laboratories Internacional S.A. ●	25
11	Grupo Mexico SAB de CV	35
10	Grupo Modelo S.A.B.	57
		466
	Netherlands - 2.2%
9	AerCap Holdings N.V. ●	111
1	ASML Holding N.V.	25
2	European Aeronautic Defence and Space Co.N.V.	51
–	Fugro N.V. - CVA	14
1	Heineken N.V.	73
8	ING Groep N.V.	80
1	Koninklijke (Royal) KPN N.V.	21
1	Koninklijke Philips Electronics N.V.	19
2	SBM Offshore N.V.	33
2	Unilever N.V. CVA	74
1	Wolters Kluwer N.V.	13
		514
	Norway - 0.2%
3	DNB Nor ASA	43

	Philippines - 0.1%
15	Metropolitan Bank and Trust	27

	Portugal - 0.1%
1	Jeronimo Martins	15

	Russia - 0.8%
5	Mining and Metallurgical Co. Norilsk Nickel ADR	88
4	OAO Gazprom Class S ADR	89
		177
	Singapore - 1.3%
76	Capitacommercial Trust	88
7	China Minzhong Food Corp., Ltd. ●	7
14	FJ Benjamin Holdings Ltd.	5
23	Genting Singapore plc ●	39
5	Global Logistic Properties Ltd. ●	9
16	Indofood Agri Resources Ltd. ●	32
34	Olam International Ltd.	82
9	Oversea-Chinese Banking Corp., Ltd.	66
		328
	South Africa - 0.3%
–	AngloGold Ltd. ADR	9
4	MTN Group Ltd.	72
		81
	South Korea - 1.9%
–	Daum Communications Corp. ●	27
–	GS Home Shopping, Inc.	33
1	Hyundai Development Co.	31
1	Kangwon Land, Inc.	28
–	KB Financial Group, Inc.	12
1	Korea Telecom Corp.	22
–	LG Electronics, Inc.	18
–	LG Household & Health Care Ltd.	48
3	LG Telecom Ltd.	20
–	Samsung Card Co., Ltd.	18
–	Samsung Electronics Co., Ltd.	75
–	Samsung Fire & Marine Insurance Co., Ltd.	15
–	Shinhan Financial Group Co., Ltd. ADR	27
–	SK Telecom Co., Ltd.	23
–	Yuhan Corp.	17
		414
	Spain - 1.6%
–	Abertis Infraestructuras S.A.	7
1	Almirall S.A.	13
–	Industria de Diseno Textil S.A.	24
–	Prosegur Compania de Seguridad S.A.	10
2	Red Electrica Corporacion S.A.	81
4	Repsol YPF S.A.	121
4	Telefonica S.A.	105
		361
	Sweden - 2.1%
2	Assa Abloy Ab	43
2	Atlas Copco Ab	32
–	Elekta Ab	7
1	Hennes & Mauritz Ab	40
–	Hexagon Ab	6
7	Sandvik Ab	109
–	Swedish Match Ab	14
7	Telefonaktiebolaget LM Ericsson ADR	78
15	Telia Ab	128
2	Volvo Ab Class B	27
		484
	Switzerland - 4.7%
2	ABB Ltd.	44
2	Adecco S.A.	100
1	Bank Sarasin & Cie AG	20
–	CIE Financiere Richemont S.A.	24
1	Credit Suisse Group AG	29
–	Galenica AG	21
1	Julius Baer Group Ltd.	53
The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 96.3% - (continued)
	Switzerland - 4.7% - (continued)
1	Kuehne & Nagel International AG	$62
–	Lindt & Spruengli AG	11
2	Micronas Semiconductor Holding AG ●	21
1	Roche Holding AG	124
–	SGS S.A.	11
2	STMicroelectronics N.V.	17
3	Swiss Re	142
–	Tecan Group AG	8
3	Temenos Group AG ●	110
14	UBS AG	229
–	Zurich Financial Services AG	25
		1,051
	Taiwan - 1.4%
11	Acer, Inc.	32
7	Delta Electronics, Inc.	29
2	High Technology Computer Corp.	53
11	Hon Hai Precision Industry Co., Ltd.	42
3	Hon Hai Precision Industry Co., Ltd. GDR ■	26
3	MediaTek, Inc.	38
3	RichTek Technology Corp.	25
9	Synnex Technology International Corp.	23
8	Taiwan Semiconductor Manufacturing Co.,Ltd.	16
14	Wistron Corp.	29
6	WPG Holdings Co., Ltd.	11
		324
	Thailand - 1.0%
13	Advanced Info Service Public Co., Ltd.	39
101	Bank of Ayudhya plc	81
22	CP ALL PCL	33
38	Mcot PCL	34
27	Tisco Financial Group PCL	37
		224
	Turkey - 0.4%
1	Turkcell Iletisim Hizmetleri A.S. ADR	12
12	Turkiye Garanti Bankasi A.S.	75
		87
	United Kingdom - 14.1%
2	Admiral Group plc	49
11	Arm Holdings plc	66
1	AstraZeneca plc	51
3	AstraZeneca plc ADR	131
11	BAE Systems plc	60
38	Barclays Bank plc	168
7	BG Group plc	139
3	Bovis Homes Group	14
29	BP plc	195
3	British Airways plc	13
5	British American Tobacco plc	204
4	Brown (N) Group plc	17
1	Bunzl plc	8
1	Burberry Group plc	13
3	Capital Group plc	31
3	Catlin Group Ltd.	18
–	Chemring Group plc	7
2	Compass Group plc	18
1	Croda International plc	22
2	CSR plc ●	12
5	Ferrexpo plc	28
5	Fresnillo plc	102
10	Game Group plc	11
2	Group 4 Securicor plc	10
11	Hays plc	19
8	Home Retail Group	27
1	Homeserv plc	7
15	HSBC Holdings plc	152
5	Imperial Tobacco Group plc	154
–	Intertek Group plc	14
4	Kesa Electricals plc	11
16	Lancashire Holdings Ltd.	149
5	Land Securities Group plc	56
31	Logica plc	64
2	Marks & Spencer Group plc	16
5	Paragon Group Companies plc	11
4	Persimmon plc	22
3	Petropavlovsk plc	40
8	Prudential plc	80
4	Qinetiq Group plc	6
1	Reckitt Benckiser Group plc	36
12	Rexam plc	61
4	Rio Tinto plc	291
3	Rolls-Royce Group plc	27
–	Rotork plc	6
1	Serco Group plc	13
2	Severn Trent plc	46
–	Shire plc	7
11	SIG plc	19
1	Spectris plc	10
6	Standard Chartered plc	186
1	Standard Chartered plc Rights	7
1	The Weir Group plc	17
–	Vedanta Resources plc	13
66	Vodafone Group plc	180
2	Wolfson Microelectronics plc ●	7
6	Xstrata plc	112
		3,253
	United States - 1.1%
3	American Oriental Bioengineering, Inc. ●	9
6	Cental Euro Distribution Corp. ●	139
1	China Natural Gas ●	7
1	Exceed Co., Ltd. ●	6
1	Liberty Global, Inc. ●	53
1	Netease.com, Inc. ●	21
2	Sinovac Biotech Ltd. ●	9
2	Weatherford International Ltd. ●	30
–	World Fuel Services Corp.	9
		283
	Total common stocks
	(cost $19,762)	$21,965

WARRANTS - 0.0%
	France - 0.0%
5	Latecoere	$9

	Total warrants
	(cost $–)	$9

The accompanying notes are an integral part of these financial statements.

9

The Hartford Diversified International Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
EXCHANGE TRADED FUNDS - 0.4%
	United States - 0.4%
2	iShares MSCI ACWI Index Fund		86

	Total exchange traded funds
	(cost $83)		$86

	Total long-term investments
	(cost $19,845)		$22,060

SHORT-TERM INVESTMENTS - 2.8%
	Repurchase Agreements - 2.8%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $149,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $152)
$149	0.23%, 10/31/2010		$149
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $90,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $92)
90	0.23%, 10/31/2010		90
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $406,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $414)
406	0.22%, 10/31/2010		406
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $–, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $–)
–	0.21%, 10/31/2010		–
			645
	Total short-term investments
	(cost $645)		$645

	Total investments
	(cost $20,490) ▲	99.5%	$22,705
	Other assets and liabilities	0.5%	105
	Total net assets	100.0%	$22,810

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.2% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $20,967 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$2,669
Unrealized Depreciation	(931)
Net Unrealized Appreciation	$1,738

The accompanying notes are an integral part of these financial statements.

10

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be  liquid. At October 31, 2010, the aggregate value of these securities was $75, which represents 0.33% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	Goldman Sachs	Sell	$84	$83	11/05/2010	$(1)
Australian Dollar	JP Morgan Securities	Buy	13	13	11/03/2010	–
Australian Dollar	UBS AG	Buy	84	85	11/05/2010	(1)
British Pound	Goldman Sachs	Sell	6	6	11/03/2010	–
British Pound	State Street Global Markets LLC	Buy	2	2	11/01/2010	–
British Pound	Westpac International	Buy	65	65	11/02/2010	–
Canadian Dollar	State Street Global Markets LLC	Buy	4	4	11/02/2010	–
Danish Krone	RBC Dominion Securities	Buy	4	4	11/02/2010	–
Euro	Calyon Securities	Buy	–	–	11/01/2010	–
Euro	CS First Boston	Sell	10	10	11/02/2010	–
Euro	CS First Boston	Sell	13	13	11/03/2010	–
Euro	RBS Securities	Buy	12	12	11/01/2010	–
Euro	RBS Securities	Buy	48	48	11/02/2010	–
Euro	RBS Securities	Buy	3	3	11/03/2010	–
Euro	RBS Securities	Sell	1	1	11/01/2010	–
Euro	RBS Securities	Sell	17	17	11/02/2010	–
Hong Kong Dollar	JP Morgan Securities	Buy	19	19	11/02/2010	–
Hong Kong Dollar	Morgan Stanley	Sell	2	2	11/01/2010	–
Hong Kong Dollar	Morgan Stanley	Buy	16	16	11/01/2010	–
Hong Kong Dollar	Morgan Stanley	Buy	3	3	11/04/2010	–
Indian Rupee	Deutsche Bank Securities	Sell	47	47	11/08/2010	–
Indian Rupee	JP Morgan Securities	Buy	47	47	11/08/2010	–
Japanese Yen	Banc of America Securities	Sell	111	105	08/11/2011	(6)
Japanese Yen	Barclay Investments	Buy	21	21	02/04/2011	–
Japanese Yen	Brown Brothers Harriman	Buy	20	17	02/04/2011	3
Japanese Yen	Brown Brothers Harriman	Sell	251	224	02/04/2011	(27)
Japanese Yen	Citibank	Buy	7	6	02/04/2011	1
Japanese Yen	Citibank	Sell	8	7	02/04/2011	(1)
Japanese Yen	CS First Boston	Buy	54	54	11/02/2010	–
Japanese Yen	Goldman Sachs	Buy	3	3	11/10/2010	–
Japanese Yen	Goldman Sachs	Buy	29	27	02/04/2011	2
Japanese Yen	Goldman Sachs	Sell	290	275	11/10/2010	(15)
Japanese Yen	Goldman Sachs	Sell	2	2	02/04/2011	–
Japanese Yen	RBS Securities	Buy	98	92	11/10/2010	6
Japanese Yen	Standard Chartered Bank	Buy	7	6	02/04/2011	1
Japanese Yen	Standard Chartered Bank	Sell	31	27	02/04/2011	(4)
Japanese Yen	State Street Global Markets LLC	Buy	57	53	11/10/2010	4
Mexican New Peso	State Street Global Markets LLC	Buy	2	2	11/03/2010	–
Singapore Dollar	JP Morgan Securities	Buy	2	2	11/02/2010	–
Swedish Krona	Morgan Stanley	Buy	3	3	11/02/2010	–
Swedish Krona	Morgan Stanley	Buy	2	2	11/03/2010	–
Swiss Franc	Deutsche Bank Securities	Sell	3	3	11/03/2010	–
Swiss Franc	RBC Dominion Securities	Buy	19	19	11/02/2010	–
Turkish New Lira	BNP Paribas Securities	Buy	3	3	11/02/2010	–
						$(38)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Diversified International Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Currency Concentration on Securities at October 31, 2010

Percentage of
Description	Net Assets
Australian Dollar	2.9%
Brazilian Real	3.0
British Pound	13.7
Canadian Dollar	2.1
Colombian Peso	0.6
Danish Kroner	1.1
Euro	22.9
Hong Kong Dollar	7.2
Indian Rupee	1.6
Indonesian New Rupiah	0.7
Japanese Yen	13.2
Malaysian Ringgit	1.2
Mexican New Peso	0.7
Norwegian Krone	0.2
Philippine Peso	0.1
Republic of Korea Won	1.8
Singapore Dollar	1.3
South African Rand	0.3
Swedish Krona	1.7
Swiss Franc	4.6
Taiwanese Dollar	1.3
Thai Bhat	1.0
Turkish New Lira	0.3
United States Dollar	16.0
Other Assets and Liabilities	0.5
Total	100.0%

The accompanying notes are an integral part of these financial statements.

12

The Hartford Diversified International Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Argentina	$59	$59	$–	$–
Australia	680	113	567	–
Austria	70	–	70	–
Belgium	228	–	228	–
Brazil	1,226	1,226	–	–
Canada	765	765	–	–
China	952	523	429	–
Colombia	166	166	–	–
Denmark	221	41	180	–
Finland	213	–	213	–
France	2,190	106	2,084	–
Germany	1,059	49	1,010	–
Greece	34	–	34	–
Hong Kong	1,076	96	977	3
India	399	42	357	–
Indonesia	166	26	140	–
Ireland	245	166	79	–
Israel	266	266	–	–
Italy	556	–	556	–
Japan	2,969	–	2,969	–
Luxembourg	19	19	–	–
Malaysia	274	–	274	–
Mexico	466	466	–	–
Netherlands	514	111	403	–
Norway	43	–	43	–
Philippines	27	–	27	–
Portugal	15	–	15	–
Russia	177	177	–	–
Singapore	328	9	319	–
South Africa	81	9	72	–
South Korea	414	27	387	–
Spain	361	–	361	–
Sweden	484	78	406	–
Switzerland	1,051	28	1,023	–
Taiwan	324	26	298	–
Thailand	224	224	–	–
Turkey	87	12	75	–
United Kingdom	3,253	145	3,108	–
United States	283	283	–	–
Total	21,965	5,258	16,704	3
Exchange Traded Funds	86	86	–	–
Warrants	9	9	–	–
Short-Term Investments	645	–	645	–
Total	$22,705	$5,353	$17,349	$3
Foreign Currency Contracts*	17	–	17	–
Total	$17	$–	$17	$–
Liabilities:
Foreign Currency Contracts*	55	–	55	–
Total	$55	$–	$55	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Diversified International Fund
Investment Valuation Hierarchy Level Summary – (continued)
October 31, 2010
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	October
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	31, 2010
Assets:
Common Stocks	$—	$(5)	$5	†	$—	$3	$(53)	$53	$—	$3
Total	$—	$(5)	$5		$—	$3	$(53)	$53	$—	$3

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1) Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2) Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3) Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $—.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Diversified International Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $20,490)	$22,705
Cash	2
Foreign currency on deposit with custodian (cost $56)	56
Unrealized appreciation on foreign currency contracts	17
Receivables:
Investment securities sold	218
Fund shares sold	127
Dividends and interest	48
Other assets	67
Total assets	23,240
Liabilities:
Unrealized depreciation on foreign currency contracts	55
Payables:
Investment securities purchased	351
Fund shares redeemed	2
Investment management fees	4
Administrative fees	—
Distribution fees	1
Accrued expenses	17
Total liabilities	430
Net assets	$22,810
Summary of Net Assets:
Capital stock and paid-in-capital	$24,997
Accumulated undistributed net investment income	132
Accumulated net realized loss on investments and foreign currency transactions	(4,498)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	2,179
Net assets	$22,810

Shares authorized	525,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.46/$8.95
Shares outstanding	946
Net assets	$8,005
Class B: Net asset value per share	$8.39
Shares outstanding	140
Net assets	$1,177
Class C: Net asset value per share	$8.39
Shares outstanding	173
Net assets	$1,452
Class I: Net asset value per share	$8.50
Shares outstanding	103
Net assets	$880
Class R3: Net asset value per share	$8.46
Shares outstanding	107
Net assets	$906
Class R4: Net asset value per share	$8.48
Shares outstanding	104
Net assets	$877
Class R5: Net asset value per share	$8.49
Shares outstanding	102
Net assets	$863
Class Y: Net asset value per share	$8.50
Shares outstanding	1,018
Net assets	$8,650

The accompanying notes are an integral part of these financial statements.

15

The Hartford Diversified International Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$472
Interest	1
Less: Foreign tax withheld	(52)
Total investment income	421

Expenses:
Investment management fees	191
Administrative services fees	3
Transfer agent fees	14
Distribution fees
Class A	16
Class B	11
Class C	13
Class R3	4
Class R4	2
Custodian fees	65
Accounting services fees	3
Registration and filing fees	83
Board of Directors' fees	1
Audit fees	18
Other expenses	12
Total expenses (before waivers and fees paid indirectly)	436
Expense waivers	(140)
Commission recapture	—
Total waivers and fees paid indirectly	(140)
Total expenses, net	296
Net Investment Income	125
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	2,175
Net realized loss on foreign currency contracts	(7)
Net realized gain on other foreign currency transactions	17
Net Realized Gain on Investments and Foreign Currency Transactions	2,185
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,083
Net unrealized depreciation of foreign currency contracts	(35)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	1,049
Net Gain on Investments and Foreign Currency Transactions	3,234
Net Increase in Net Assets Resulting from Operations	$3,359

The accompanying notes are an integral part of these financial statements.

16

The Hartford Diversified International Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$125	$158
Net realized gain (loss) on investments and foreign currency transactions	2,185	(3,525)
Net unrealized appreciation of investments and foreign currency transactions	1,049	6,350
Net Increase In Net Assets Resulting From Operations	3,359	2,983
Distributions to Shareholders:
From net investment income
Class A	(55)	(8)
Class B	(5)	—
Class C	(7)	—
Class I	(10)	(3)
Class R3	(6)	—
Class R4	(8)	(1)
Class R5	(9)	(2)
Class Y	(100)	(25)
Total distributions	(200)	(39)
Capital Share Transactions:
Class A	(1,962)	5,683
Class B	39	227
Class C	144	363
Class I	8	17
Class R3	58	—
Class R4	17	9
Class R5	9	2
Class Y	99	25
Net increase (decrease) from capital share transactions	(1,588)	6,326
Net Increase In Net Assets	1,571	9,270
Net Assets:
Beginning of period	21,239	11,969
End of period	$22,810	$21,239
Accumulated undistributed (distribution in excess of) net investment income (loss)	$132	$154

The accompanying notes are an integral part of these financial statements.

17

The Hartford Diversified International Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Diversified International Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

18

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-

19

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

20

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

i)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

j)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the

21

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

k)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange	Unrealized appreciation on foreign	$17	Unrealized depreciation on foreign	$55
contracts	currency contracts		currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(7)	$—	$(7)
Total	$—	$—	$—	$(7)	$—	$(7)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(35)	—	$(35)
Total	$—	$—	$—	$(35)	$—	$(35)

m)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

22

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$200	$39

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$202
Accumulated Capital Losses *	(4,129)
Unrealized Appreciation †	1,740
Total Accumulated Deficit	$(2,187)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$53
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(53)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$745
2017	3,384
Total	$4,129

As of October 31, 2010, the Fund utilized $1,404 of prior year capital loss carryforwards.

23

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee (1)
On first $500 million	0.9000%
On next $4.5 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

(1)
As of July 1, 2010, HIFSCO has voluntarily agreed to reduce its contractual investment management fee by 0.10% on the first $1 billion of average daily net assets and 0.05% for average daily net assets over $1 billion. Prior to July 1, 2010, the investment management fee was as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	1.0000%
On next $500 million	0.9500%
On next $4 billion	0.9000%
On next $5 billion	0.8975%
Over $10 billion	0.8950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

24

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.65%	2.40%	2.40%	1.40%	1.90%	1.65%	1.40%	1.30%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,
	2010	2009	2008
Class A Shares	1.57%	1.65%	1.57	%*
Class B Shares	2.32	2.39	2.30	*
Class C Shares	2.33	2.39	2.31	*
Class I Shares	1.21	1.29	1.29	*
Class R3 Shares	1.81	1.90	1.89	*
Class R4 Shares	1.54	1.65	1.64	*
Class R5 Shares	1.28	1.39	1.39	*
Class Y Shares	1.19	1.30	1.30	*

* From June 30, 2008 (commencement of operations), through October 31, 2008.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $61 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to

25

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	405
Class B	101
Class C	101
Class I	102
Class R3	101
Class R4	101
Class R5	102
Class Y	1,018

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$29,715
Sales Proceeds Excluding U.S. Government Obligations	31,548

26

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	387	7	(636)	—	(242)	784	1	(27)	—	758
Amount	$2,953	$55	$(4,970)	$—	$(1,962)	$5,838	$8	$(163)	$—	$5,683
Class B
Shares	25	1	(21)	—	5	39	—	(5)	—	34
Amount	$188	$5	$(154)	$—	$39	$262	$—	$(35)	$—	$227
Class C
Shares	66	1	(48)	—	19	60	—	(10)	—	50
Amount	$502	$6	$(364)	$—	$144	$419	$—	$(56)	$—	$363
Class I
Shares	1	1	(1)	—	1	2	—	—	—	2
Amount	$9	$10	$(11)	$—	$8	$15	$2	$—	$—	$17
Class R3
Shares	6	1	—	—	7	—	—	—	—	—
Amount	$52	$6	$—	$—	$58	$—	$—	$—	$—	$—
Class R4
Shares	2	1	—	—	3	2	—	(1)	—	1
Amount	$13	$8	$(4)	$—	$17	$12	$1	$(4)	$—	$9
Class R5
Shares	—	2	—	—	2	—	—	—	—	—
Amount	$—	$9	$—	$—	$9	$—	$2	$—	$—	$2
Class Y
Shares	—	14	—	—	14	—	4	—	—	4
Amount	$—	$99	$—	$—	$99	$—	$25	$—	$—	$25
Total
Shares	487	28	(706)	—	(191)	887	5	(43)	—	849
Amount	$3,717	$198	$(5,503)	$—	$(1,588)	$6,546	$38	$(258)	$—	$6,326

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	7		$56
For the Year Ended October 31, 2009	N/A	$	N/A

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

27

The Hartford Diversified International Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

10.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

28

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29

The Hartford Diversified International Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$7.35	$0.05	$–	$1.14	$1.19	$(0.08)	$–	$–	$(0.08)	$1.11	$8.46
B	7.31	(0.01)	–	1.13	1.12	(0.04)	–	–	(0.04)	1.08	8.39
C	7.31	(0.01)	–	1.13	1.12	(0.04)	–	–	(0.04)	1.08	8.39
I	7.38	0.07	–	1.15	1.22	(0.10)	–	–	(0.10)	1.12	8.50
R3	7.35	0.02	–	1.15	1.17	(0.06)	–	–	(0.06)	1.11	8.46
R4	7.36	0.04	–	1.16	1.20	(0.08)	–	–	(0.08)	1.12	8.48
R5	7.37	0.06	–	1.15	1.21	(0.09)	–	–	(0.09)	1.12	8.49
Y	7.38	0.07	–	1.15	1.22	(0.10)	–	–	(0.10)	1.12	8.50

For the Year Ended October 31, 2009 (E)
A	5.88	0.06	–	1.43	1.49	(0.02)	–	–	(0.02)	1.47	7.35
B	5.87	0.02	–	1.42	1.44	–	–	–	–	1.44	7.31
C	5.87	0.02	–	1.42	1.44	–	–	–	–	1.44	7.31
I	5.89	0.10	–	1.41	1.51	(0.02)	–	–	(0.02)	1.49	7.38
R3	5.87	0.06	–	1.42	1.48	–	–	–	–	1.48	7.35
R4	5.88	0.07	–	1.42	1.49	(0.01)	–	–	(0.01)	1.48	7.36
R5	5.88	0.09	–	1.42	1.51	(0.02)	–	–	(0.02)	1.49	7.37
Y	5.89	0.10	–	1.42	1.52	(0.03)	–	–	(0.03)	1.49	7.38

From (commencement of operations) June 30, 2008, through October 31, 2008
A(F)	10.00	0.01	–	(4.13)	(4.12)	–	–	–	–	(4.12)	5.88
B(F)	10.00	(0.01)	–	(4.12)	(4.13)	–	–	–	–	(4.13)	5.87
C(F)	10.00	(0.01)	–	(4.12)	(4.13)	–	–	–	–	(4.13)	5.87
I(F)	10.00	0.01	–	(4.12)	(4.11)	–	–	–	–	(4.11)	5.89
R3(F)	10.00	–	–	(4.13)	(4.13)	–	–	–	–	(4.13)	5.87
R4(F)	10.00	–	–	(4.12)	(4.12)	–	–	–	–	(4.12)	5.88
R5(F)	10.00	0.01	–	(4.13)	(4.12)	–	–	–	–	(4.12)	5.88
Y(F)	10.00	0.01	–	(4.12)	(4.11)	–	–	–	–	(4.11)	5.89

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on June 30, 2008.
(G)	Not annualized.
(H)	Annualized.

30

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

16.31%		$8,005	2.29%		1.58%		1.58%		0.58%		155%
15.36		1,177	3.01		2.32		2.32		(0.18)		–
15.43		1,452	3.05		2.33		2.33		(0.20)		–
16.69		880	1.90		1.21		1.21		0.90		–
16.02		906	2.59		1.81		1.81		0.30		–
16.38		877	2.29		1.55		1.55		0.57		–
16.61		863	1.99		1.28		1.28		0.83		–
16.69		8,650	1.89		1.20		1.20		0.92		–

25.40		8,740	3.10		1.65		1.65		0.99		161
24.53		989	3.80		2.40		2.40		0.34		–
24.53		1,127	3.80		2.40		2.40		0.36		–
25.84		755	2.70		1.30		1.30		1.55		–
25.26		735	3.39		1.90		1.90		0.96		–
25.43		745	3.09		1.65		1.65		1.20		–
25.81		740	2.80		1.40		1.40		1.46		–
25.86		7,408	2.70		1.30		1.30		1.55		–

(41.20	)(G)	2,528	2.01	(H)	1.57	(H)	1.57	(H)	0.26	(H)	67
(41.30	)(G)	591	2.74	(H)	2.31	(H)	2.31	(H)	(0.48	)(H)	–
(41.30	)(G)	611	2.75	(H)	2.32	(H)	2.32	(H)	(0.49	)(H)	–
(41.10	)(G)	589	1.74	(H)	1.30	(H)	1.30	(H)	0.53	(H)	–
(41.30	)(G)	588	2.44	(H)	1.90	(H)	1.90	(H)	(0.07	)(H)	–
(41.20	)(G)	588	2.14	(H)	1.65	(H)	1.65	(H)	0.18	(H)	–
(41.20	)(G)	588	1.84	(H)	1.40	(H)	1.40	(H)	0.43	(H)	–
(41.10	)(G)	5,886	1.74	(H)	1.30	(H)	1.30	(H)	0.52	(H)	–

31

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Diversified International Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Diversified International Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

32

The Hartford Diversified International Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

33

The Hartford Diversified International Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1) Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr.(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2) Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

34

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors.
Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

The Hartford Diversified International Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	30.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass-through foreign taxes paid by the Fund to their shareholders in the amount of $43. Foreign Source Income was $464.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.079	N/A	N/A	0.079
Class B	0.038	N/A	N/A	0.038
Class C	0.043	N/A	N/A	0.043
Class I	0.099	N/A	N/A	0.099
Class R3	0.060	N/A	N/A	0.060
Class R4	0.076	N/A	N/A	0.076
Class R5	0.093	N/A	N/A	0.093
Class Y	0.099	N/A	N/A	0.099

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

36

The Hartford Diversified International Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,104.40	$8.01	$1,000.00	$1,017.59	$7.68	1.51%	184	365
Class B	$1,000.00	$1,101.03	$11.86	$1,000.00	$1,013.91	$11.37	2.24	184	365
Class C	$1,000.00	$1,101.03	$11.97	$1,000.00	$1,013.81	$11.47	2.26	184	365
Class I	$1,000.00	$1,106.74	$5.89	$1,000.00	$1,019.61	$5.65	1.11	184	365
Class R3	$1,000.00	$1,104.41	$9.18	$1,000.00	$1,016.48	$8.79	1.73	184	365
Class R4	$1,000.00	$1,105.57	$7.64	$1,000.00	$1,017.95	$7.32	1.44	184	365
Class R5	$1,000.00	$1,106.88	$6.16	$1,000.00	$1,019.36	$5.90	1.16	184	365
Class Y	$1,000.00	$1,106.74	$5.79	$1,000.00	$1,019.71	$5.55	1.09	184	365

37

The Hartford Diversified International Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Diversified International Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

38

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted the Fund’s recent underperformance as compared to its benchmark but noted its median performance relative to its peer group and concluded that the Fund’s performance was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In

39

The Hartford Diversified International Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently: (i) permanently reduced the Fund’s contractual management fee by 0.10% on the first $1 billion of assets and 0.05% for assets over $1 billion; and (ii) lowered the contractual expense limitations for the Fund’s Class A, Class B, Class C, and Class I shares by 0.20%, Class R3 shares by 0.25%, Class R4 and Class Y shares by 0.30%, and Class R5 shares by 0.35%. The Board also considered that the Fund’s sub-advisory fees had recently been reduced across all breakpoints, but noted that HIFSCO, not the Fund, pays the sub-advisory fees to the Sub-adviser.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

40

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

41

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Dividend and Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Dividend and Growth Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Dividend and Growth Fund inception 07/22/1996
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview(1) 10/31/00 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 1000 Value Index is an unmanaged index measuring the performance of  those Russell 1000 Index companies with lower price-to-book ratios and lower  forecasted growth values.

S&P 500 Index is a market capitalization-weighted price index composed of 500  widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth  more or less than their original cost. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on fund distributions or the  redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	10
	Year	Year	Year
Dividend & Growth A#	13.46%	3.52%	3.70%
Dividend & Growth A##	7.22%	2.36%	3.11%
Dividend & Growth B#	12.54%	2.64%	NA*
Dividend & Growth B##	7.54%	2.30%	NA*
Dividend & Growth C#	12.65%	2.76%	2.97%
Dividend & Growth C##	11.65%	2.76%	2.97%
Dividend & Growth I#	13.78%	3.79%	3.83%
Dividend & Growth R3#	13.15%	3.36%	3.88%
Dividend & Growth R4#	13.51%	3.64%	4.02%
Dividend & Growth R5#	13.93%	3.88%	4.14%
Dividend & Growth Y#	13.96%	3.96%	4.18%
Russell 1000 Value Index	15.71%	0.62%	2.64%
S&P 500 Index	16.54%	1.74%	-0.01%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset  value available to shareholders for sale or redemption of Fund shares on  October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to  8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares  commenced operations on 12/22/06. Performance prior to 12/22/06 reflects  Class Y performance.

Portfolio Manager
Edward P. Bousa, CFA	Donald J. Kilbride	Matthew G. Baker
Senior Vice President, Partner	Senior Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Dividend and Growth Fund returned 13.46%, before sales charge, for the twelve-month period ended October 31, 2010, underperforming the Fund’s benchmarks, the S&P 500 Index, which returned 16.54% for the same period and the Russell 1000 Value Index, which returned 15.71% for the same period. The Fund also underperformed the 16.66% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets were very volatile during the period due to significant macroeconomic concerns that included the European sovereign debt crisis and fears of a double dip recession in the U.S. Investors regained some confidence in the third quarter of

2

2010 as many of these headwinds abated and discussions of further quantitative easing by the U.S. Federal Reserve Bank became more likely.

Overall equity market performance was positive for the period across all market capitalizations: large-cap equities (+16.5%), mid-cap equities (+27.6%), and small-cap equities (+26.6%) all rose as represented by the S&P 500, S&P 400 MidCap, and Russell 2000 Indices respectively. During the twelve-month period all ten sectors within the S&P 500 Index posted positive returns, led by Consumer Discretionary (+33%), Industrials (+29%), and Telecommunication Services (+25%). Financials (+5%) and Energy (+7%) lagged on a relative basis.

The Fund’s underperformance relative to the S&P 500 Index was due in part to weak stock selection, particularly in Consumer Discretionary, Energy, and Information Technology, which more than offset strong stock selection in the Materials and Health Care sectors. Sector allocation also detracted from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) results, specifically our underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to the Consumer Discretionary sector and our overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to the Energy sector. A modest cash position also detracted from relative returns in an upward trending market.

The Fund’s top detractors from benchmark-relative performance included Apple (Information Technology), BP (Energy), and Total (Energy). Not holding consumer electronics company Apple hurt benchmark-relative performance as the stock performed well due to strong sales of iPhones, MacBooks and iPads. Shares of BP declined after an oil spill caused by an explosion at one of the company’s wells in the Gulf of Mexico in late April pushed shares lower. Shares of France-based integrated oil company Total fell due to weak refining margins and a depreciating Euro. Financial stocks Bank of America and JPMorgan Chase were among the top detractors from absolute performance.

The Fund’s top contributors to benchmark-relative performance during the period were Deere (Industrials), Agrium (Materials) and Rio Tinto (Materials). Shares of leading agriculture and equipment-maker Deere rose during the period on higher food commodity prices and improved margins. Shares of Agrium, a producer, retailer, and wholesaler of agricultural-related products, rose during the period as the company benefitted from higher crop prices, which in turn encouraged farmers to purchase more of Agrium's products. Shares of Rio Tinto, a diversified international mining company with significant iron ore exposure, rose in response to higher iron ore prices and higher-than-anticipated cost cutting at the firm's aluminum division. AT&T (Telecommunication Services) and Merck (Health Care) were among the top contributors to absolute performance.

What is the outlook?

The confluence of quantitative easing, through which the government attempts to lower interest rates by buying bonds on the open market, and a general worry among investors about slowing macroeconomic growth prospects has brought U.S. bond yields down to strikingly low levels. With five-year Treasury notes yielding just over one percent, it may suggest that bond investors believe other asset classes have a material risk of declining in price over the next five years to make a near-zero rate attractive.

Our investment discipline is focused on investing in areas of strong demand and avoiding areas of oversupply. At the end of the period, our largest overweights were in Energy, Health Care, and Utilities, while we remained underweight in Information Technology, Consumer Staples, and Consumer Discretionary, relative to the benchmark.

Diversification by Industry
as of October 31, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.1%
Banks (Financials)	5.0
Capital Goods (Industrials)	9.1
Commercial & Professional Services (Industrials)	0.8
Diversified Financials (Financials)	5.9
Energy (Energy)	14.0
Food & Staples Retailing (Consumer Staples)	1.7
Food, Beverage & Tobacco (Consumer Staples)	4.2
Health Care Equipment & Services (Health Care)	3.0
Household & Personal Products (Consumer Staples)	2.0
Insurance (Financials)	4.8
Materials (Materials)	3.7
Media (Consumer Discretionary)	3.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	11.2
Retailing (Consumer Discretionary)	2.2
Semiconductors & Semiconductor Equipment (Information Technology)	1.9
Software & Services (Information Technology)	6.9
Technology Hardware & Equipment (Information Technology)	4.5
Telecommunication Services (Services)	3.9
Transportation (Industrials)	2.1
Utilities (Utilities)	5.6
Short-Term Investments	2.2
Other Assets and Liabilities	(0.1)
Total	100.0%

3

The Hartford Dividend and Growth Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.9%
	Automobiles & Components - 2.1%
464	Daimler AG	$30,575
846	Honda Motor Co., Ltd. ADR	30,496
1,586	Johnson Controls, Inc.	55,697
		116,768
	Banks - 5.0%
1,259	PNC Financial Services Group, Inc.	67,882
1,798	US Bancorp	43,464
6,599	Wells Fargo & Co.	172,106
		283,452
	Capital Goods - 9.1%
1,227	Cooper Industries plc Class A	64,293
1,018	Deere & Co.	78,167
886	General Dynamics Corp.	60,327
4,062	General Electric Co.	65,078
612	Honeywell International, Inc.	28,822
402	Illinois Tool Works, Inc.	18,376
448	Lockheed Martin Corp.	31,959
977	Northrop Grumman Corp.	61,763
1,321	Pentair, Inc.	43,249
581	Siemens AG ADR	66,448
		518,482
	Commercial & Professional Services - 0.8%
1,325	Waste Management, Inc.	47,311

	Diversified Financials - 5.9%
793	Ameriprise Financial, Inc.	41,001
5,188	Bank of America Corp.	59,350
195	Goldman Sachs Group, Inc.	31,369
3,182	JP Morgan Chase & Co.	119,728
624	Morgan Stanley	15,519
275	State Street Corp.	11,464
3,231	UBS AG ADR	54,998
		333,429
	Energy - 14.0%
1,246	Anadarko Petroleum Corp.	76,698
1,470	Baker Hughes, Inc.	68,105
1,035	Cenovus Energy, Inc.	28,799
2,545	Chevron Corp.	210,226
531	ConocoPhillips Holding Co.	31,559
993	EnCana Corp. ADR	28,011
2,630	Exxon Mobil Corp.	174,802
1,318	Marathon Oil Corp.	46,878
467	Occidental Petroleum Corp.	36,728
1,073	Total S.A. ADR	58,441
738	Ultra Petroleum Corp. ●	30,369
		790,616
	Food & Staples Retailing - 1.7%
1,400	CVS/Caremark Corp.	42,168
937	Wal-Mart Stores, Inc.	50,763
		92,931
	Food, Beverage & Tobacco - 4.2%
623	Nestle S.A. ADR	34,150
1,253	PepsiCo, Inc.	81,821
1,421	Philip Morris International, Inc.	83,140
1,176	Unilever N.V. NY Shares ADR	34,915
		234,026
	Health Care Equipment & Services - 3.0%
1,449	Cardinal Health, Inc.	50,255
384	Covidien plc	15,322
2,116	Medtronic, Inc.	74,511
779	UnitedHealth Group, Inc.	28,069
		168,157
	Household & Personal Products - 2.0%
202	Colgate-Palmolive Co.	15,609
426	Kimberly-Clark Corp.	27,008
1,126	Procter & Gamble Co.	71,569
		114,186
	Insurance - 4.8%
1,359	ACE Ltd.	80,761
772	Chubb Corp.	44,797
791	Marsh & McLennan Cos., Inc.	19,747
2,251	MetLife, Inc.	90,771
649	Transatlantic Holdings, Inc.	34,121
		270,197
	Materials - 3.7%
221	Agrium U.S., Inc.	19,517
1,142	Barrick Gold Corp.	54,919
1,269	Dow Chemical Co.	39,117
1,228	Owens-Illinois, Inc. ●	34,421
981	Rio Tinto plc ADR	63,902
		211,876
	Media - 3.3%
3,917	Comcast Corp. Class A	80,609
4,405	News Corp. Class A	63,699
1,222	Time Warner, Inc.	39,722
		184,030
	Pharmaceuticals, Biotechnology & Life Sciences - 11.2%
1,420	AstraZeneca plc ADR	71,643
2,261	Bristol-Myers Squibb Co.	60,826
2,994	Eli Lilly & Co.	105,393
1,677	Johnson & Johnson	106,768
3,221	Merck & Co., Inc.	116,865
8,138	Pfizer, Inc.	141,601
553	Teva Pharmaceutical Industries Ltd. ADR	28,685
		631,781
	Retailing - 2.2%
2,495	Buck Holdings L.P. ⌂●†	5,751
2,685	Lowe's Co., Inc.	57,276
3,032	Staples, Inc.	62,071
		125,098
	Semiconductors & Semiconductor Equipment - 1.9%
1,027	Analog Devices, Inc.	34,562
1,114	Intel Corp.	22,354
1,598	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	17,429
1,179	Texas Instruments, Inc.	34,857
		109,202
	Software & Services - 6.9%
1,553	Accenture plc	69,443
1,189	Automatic Data Processing, Inc.	52,829
1,298	eBay, Inc. ●	38,687
1,129	IBM Corp.	162,067
2,537	Microsoft Corp.	67,591
		390,617
	Technology Hardware & Equipment - 4.5%
941	Avnet, Inc. ●	28,008

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.9% - (continued)
	Technology Hardware & Equipment - 4.5% - (continued)
2,768	Cisco Systems, Inc. ●		$63,200
2,621	Corning, Inc.		47,916
1,378	Hewlett-Packard Co.		57,946
1,402	Qualcomm, Inc.		63,268
			260,338
	Telecommunication Services - 3.9%
7,678	AT&T, Inc.		218,834

	Transportation - 2.1%
650	FedEx Corp.		57,044
920	United Parcel Service, Inc. Class B		61,946
			118,990
	Utilities - 5.6%
1,662	Dominion Resources, Inc.		72,213
1,495	Exelon Corp.		61,041
1,142	NextEra Energy, Inc.		62,845
1,073	PG&E Corp.		51,320
1,223	PPL Corp.		32,899
1,357	Xcel Energy, Inc.		32,371
			312,689
	Total common stocks
	(cost $4,912,324)		$5,533,010

WARRANTS - 0.0%
	Banks - 0.0%
214	Washington Mutual, Inc. Private Placement ⌂●†		$–

	Total warrants
	(cost $–)		$–

	Total long-term investments
	(cost $4,912,324)		$5,533,010

SHORT-TERM INVESTMENTS - 2.2%
	Repurchase Agreements - 2.2%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $29,243,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034
	- 2040, value of $29,827)
$29,242	0.23%, 10/31/2010		$29,242
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $17,714,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023
	- 2040, value of $18,068)
17,714	0.23%, 10/31/2010		17,714
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $79,855,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $81,451)
79,854	0.22%, 10/31/2010		79,854
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $80, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $82)
80	0.21%, 10/31/2010		80
			126,890
	Total short-term investments
	(cost $126,890)		$126,890

	Total investments
	(cost $5,039,214) ▲	100.1%	$5,659,900
	Other assets and liabilities	(0.1)%	(7,711)
	Total net assets	100.0%	$5,652,189

The accompanying notes are an integral part of these financial statements.

5

The Hartford Dividend and Growth Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 11.0% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $5,075,687 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$724,727
Unrealized Depreciation	(140,514)
Net Unrealized Appreciation	$584,213

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at October 31, 2010, was $5,751, which represents 0.10% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	2,495	Buck Holdings L.P.	$2,137
04/2008	214	Washington Mutual, Inc. Private Placement Warrants	–

The aggregate value of these securities at October 31, 2010, was $5,751, which represents 0.10% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Dividend and Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$5,533,010	$5,496,684	$30,575	$5,751
Warrants	–	–	–	–
Short-Term Investments	126,890	–	126,890	–
Total	$5,659,900	$5,496,684	$157,465	$5,751

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	October
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	31, 2010
Assets:
Common Stocks	$3,346	$(14,184)	$17,766	*	$—	$—	$(1,177)	$—	$—	$5,751
Warrants	—	—	—		—	—	—	—	—	—
Total	$3,346	$(14,184)	$17,766		$—	$—	$(1,177)	$—	$—	$5,751

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2010 was $2,986.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Dividend and Growth Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $5,039,214)	$5,659,900
Cash	145
Receivables:
Investment securities sold	51,726
Fund shares sold	11,344
Dividends and interest	7,817
Other assets	225
Total assets	5,731,157
Liabilities:
Payables:
Investment securities purchased	71,290
Fund shares redeemed	5,820
Investment management fees	573
Administrative fees	4
Distribution fees	204
Accrued expenses	1,077
Total liabilities	78,968
Net assets	$5,652,189
Summary of Net Assets:
Capital stock and paid-in-capital	$5,541,878
Accumulated undistributed net investment income	6,553
Accumulated net realized loss on investments and foreign currency transactions	(516,928)
Unrealized appreciation of investments	620,686
Net assets	$5,652,189

Shares authorized	900,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$17.93/$18.97
Shares outstanding	159,012
Net assets	$2,850,636
Class B: Net asset value per share	$17.64
Shares outstanding	10,349
Net assets	$182,506
Class C: Net asset value per share	$17.58
Shares outstanding	17,906
Net assets	$314,729
Class I: Net asset value per share	$17.87
Shares outstanding	63,174
Net assets	$1,129,059
Class R3: Net asset value per share	$18.08
Shares outstanding	1,877
Net assets	$33,933
Class R4: Net asset value per share	$18.14
Shares outstanding	3,180
Net assets	$57,684
Class R5: Net asset value per share	$18.18
Shares outstanding	3,597
Net assets	$65,379
Class Y: Net asset value per share	$18.18
Shares outstanding	56,004
Net assets	$1,018,263

The accompanying notes are an integral part of these financial statements.

8

The Hartford Dividend and Growth Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$133,298
Interest	270
Less: Foreign tax withheld	(1,806)
Total investment income	131,762

Expenses:
Investment management fees	31,959
Administrative services fees	102
Transfer agent fees	8,073
Distribution fees
Class A	6,971
Class B	2,101
Class C	3,062
Class R3	80
Class R4	106
Custodian fees	9
Accounting services fees	822
Registration and filing fees	395
Board of Directors' fees	104
Audit fees	133
Other expenses	928
Total expenses (before waivers and fees paid indirectly)	54,845
Expense waivers	(4)
Transfer agent fee waivers	(109)
Commission recapture	(75)
Custodian fee offset	—
Total waivers and fees paid indirectly	(188)
Total expenses, net	54,657
Net Investment Income	77,105
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	200,164
Net realized loss on foreign currency contracts	(176)
Net realized gain on other foreign currency transactions	148
Net Realized Gain on Investments and Foreign Currency Transactions	200,136
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	361,510
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	361,510
Net Gain on Investments and Foreign Currency Transactions	561,646
Net Increase in Net Assets Resulting from Operations	$638,751

The accompanying notes are an integral part of these financial statements.

9

The Hartford Dividend and Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$77,105	$63,561
Net realized gain (loss) on investments and foreign currency transactions	200,136	(445,280)
Net unrealized appreciation of investments and foreign currency transactions	361,510	818,038
Net Increase In Net Assets Resulting From Operations	638,751	436,319
Distributions to Shareholders:
From net investment income
Class A	(39,914)	(38,764)
Class B	(1,150)	(2,014)
Class C	(2,232)	(2,339)
Class I	(15,450)	(6,465)
Class R3	(205)	(30)
Class R4	(629)	(216)
Class R5	(61)	(23)
Class Y	(16,748)	(12,472)
Total distributions	(76,389)	(62,323)
Capital Share Transactions:
Class A	(90,356)	213,045 *
Class B	(78,559)	(2,912)†
Class C	(4,891)	45,365 ‡
Class I	372,625	438,869 §
Class R3	26,982	4,275 **
Class R4	33,638	9,227 ††
Class R5	62,737	1,481 ‡‡
Class Y	178,403	175,641 §§
Net increase from capital share transactions	500,579	884,991
Proceeds from regulatory settlements	2	—
Net Increase In Net Assets	1,062,943	1,258,987
Net Assets:
Beginning of period	4,589,246	3,330,259
End of period	$5,652,189	$4,589,246
Accumulated undistributed (distribution in excess of) net investment income (loss)	$6,553	$5,747

*	Includes merger activity in the amount of $304,392.
†	Includes merger activity in the amount of $42,346.
‡	Includes merger activity in the amount of $63,542.
§	Includes merger activity in the amount of $404.
**	Includes merger activity in the amount of $38.
††	Includes merger activity in the amount of $18.
‡‡	Includes merger activity in the amount of $8.
§§	Includes merger activity in the amount of $13,599.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Dividend and Growth Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Dividend and Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The

11

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current

12

yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2010.

13

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

i)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

j)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the year ended October 31, 2010.

14

Realized Gain/Loss on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(176)	$—	$(176)
Total	$—	$—	$—	$(176)	$—	$(176)

k)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$76,389	$62,323

15

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$6,554
Accumulated Capital Losses *	(480,456)
Unrealized Appreciation †	584,213
Total Accumulated Earnings	$110,311

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$90
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(90)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$95,054
2016	19,011
2017	366,391
Total	$480,456

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2010, the Fund utilized $198,353 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.6500%
On next $4 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	NA	NA	1.00%	1.35%	1.05%	0.75%	NA

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	NA	NA	1.00%	1.50%	1.20%	0.90%	NA

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund

17

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	1.11%	1.16%	1.08%	1.09%		1.13%
Class B Shares	1.96	1.98	1.97	1.95		1.98
Class C Shares	1.85	1.92	1.83	1.82		1.86
Class I Shares	0.82	0.85	0.81	0.76		0.98	*
Class R3 Shares	1.37	1.47	1.50	1.40	†
Class R4 Shares	1.06	1.09	1.09	1.09	†
Class R5 Shares	0.78	0.80	0.79	0.82	†
Class Y Shares	0.67	0.69	0.68	0.68		0.70

*	From August 31, 2006 (commencement of operations), through October 31, 2006.
†	From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares — HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $11,471 and contingent deferred sales charges of $310 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $131. These commissions are in turn paid to sales representatives of the broker/dealers.

18

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $14. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for the	Total Return Excluding Payment
	Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.03%	16.17%
Class B	0.03	15.19
Class C	0.03	15.39
Class I	0.03	16.64
Class Y	0.03	16.65
5.	Affiliate Holdings:

As of October 31, 2010, The Hartford Checks and Balances Fund, an affiliated fund, had ownership of 35,768 Class Y shares of the Fund.

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,166,370
Sales Proceeds Excluding U.S. Government Obligations	1,632,688

19

The Hartford Dividend and Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
		Reinvested	Shares	from	(Decrease) of		Reinvested	Shares	from	(Decrease) of
	Shares Sold	Dividends	Redeemed	Merger	Shares	Shares Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	28,752	2,273	(36,459)	—	(5,434)	30,549	2,720	(40,277)	19,330	12,322
Amount	$494,869	$38,965	$(624,190)	$—	$(90,356)	$429,482	$37,971	$(558,800)	$304,392	$213,045
Class B
Shares	338	66	(5,030)	—	(4,626)	1,753	144	(5,214)	2,734	(583)
Amount	$5,729	$1,116	$(85,404)	$—	$(78,559)	$23,733	$1,952	$(70,943)	$42,346	$(2,912)
Class C
Shares	3,126	121	(3,564)	—	(317)	2,756	158	(4,337)	4,111	2,688
Amount	$52,810	$2,034	$(59,735)	$—	$(4,891)	$37,753	$2,145	$(58,075)	$63,542	$45,365
Class I
Shares	28,835	878	(7,759)	—	21,954	33,036	442	(3,855)	26	29,649
Amount	$490,756	$14,999	$(133,130)	$—	$372,625	$486,500	$6,336	$(54,371)	$404	$438,869
Class R3
Shares	1,712	10	(165)	—	1,557	313	2	(28)	2	289
Amount	$29,661	$182	$(2,861)	$—	$26,982	$4,603	$30	$(396)	$38	$4,275
Class R4
Shares	2,359	23	(396)	—	1,986	782	15	(175)	1	623
Amount	$40,137	$393	$(6,892)	$—	$33,638	$11,571	$216	$(2,578)	$18	$9,227
Class R5
Shares	3,542	3	(68)	—	3,477	109	2	(13)	1	99
Amount	$63,889	$59	$(1,211)	$—	$62,737	$1,634	$23	$(184)	$8	$1,481
Class Y
Shares	18,507	918	(9,325)	—	10,100	14,601	855	(3,893)	852	12,415
Amount	$324,215	$15,933	$(161,745)	$—	$178,403	$204,099	$12,209	$(54,266)	$13,599	$175,641
Total
Shares	87,171	4,292	(62,766)	—	28,697	83,899	4,338	(57,792)	27,057	57,502
Amount	$1,502,066	$73,681	$(1,075,168)	$—	$500,579	$1,199,375	$60,882	$(799,613)	$424,347	$884,991

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	1,667	$28,961
For the Year Ended October 31, 2009	952	$13,512

8.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $2, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

20

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

21

The Hartford Dividend and Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
A	$16.03	$0.25	$–	$1.90	$2.15	$(0.25)	$–	$–	$(0.25)	$1.90	$17.93
B	15.76	0.11	–	1.86	1.97	(0.09)	–	–	(0.09)	1.88	17.64
C	15.72	0.12	–	1.86	1.98	(0.12)	–	–	(0.12)	1.86	17.58
I	15.98	0.29	–	1.90	2.19	(0.30)	–	–	(0.30)	1.89	17.87
R3	16.18	0.19	–	1.93	2.12	(0.22)	–	–	(0.22)	1.90	18.08
R4	16.22	0.25	–	1.93	2.18	(0.26)	–	–	(0.26)	1.92	18.14
R5	16.24	0.29	–	1.96	2.25	(0.31)	–	–	(0.31)	1.94	18.18
Y	16.25	0.32	–	1.93	2.25	(0.32)	–	–	(0.32)	1.93	18.18

For the Year Ended October 31, 2009
A	14.56	0.26	–	1.47	1.73	(0.26)	–	–	(0.26)	1.47	16.03
B	14.32	0.14	–	1.44	1.58	(0.14)	–	–	(0.14)	1.44	15.76
C	14.28	0.15	–	1.45	1.60	(0.16)	–	–	(0.16)	1.44	15.72
I	14.52	0.33	–	1.44	1.77	(0.31)	–	–	(0.31)	1.46	15.98
R3	14.71	0.25	–	1.46	1.71	(0.24)	–	–	(0.24)	1.47	16.18
R4	14.73	0.28	–	1.48	1.76	(0.27)	–	–	(0.27)	1.49	16.22
R5	14.75	0.33	–	1.47	1.80	(0.31)	–	–	(0.31)	1.49	16.24
Y	14.75	0.35	–	1.48	1.83	(0.33)	–	–	(0.33)	1.50	16.25

For the Year Ended October 31, 2008
A	23.12	0.31	–	(7.32)	(7.01)	(0.31)	(1.24)	–	(1.55)	(8.56)	14.56
B	22.76	0.14	–	(7.21)	(7.07)	(0.13)	(1.24)	–	(1.37)	(8.44)	14.32
C	22.72	0.17	–	(7.21)	(7.04)	(0.16)	(1.24)	–	(1.40)	(8.44)	14.28
I	23.07	0.34	–	(7.27)	(6.93)	(0.38)	(1.24)	–	(1.62)	(8.55)	14.52
R3	23.37	0.23	–	(7.40)	(7.17)	(0.25)	(1.24)	–	(1.49)	(8.66)	14.71
R4	23.39	0.32	–	(7.42)	(7.10)	(0.32)	(1.24)	–	(1.56)	(8.66)	14.73
R5	23.41	0.35	–	(7.40)	(7.05)	(0.37)	(1.24)	–	(1.61)	(8.66)	14.75
Y	23.41	0.37	–	(7.40)	(7.03)	(0.39)	(1.24)	–	(1.63)	(8.66)	14.75

For the Year Ended October 31, 2007
A	21.48	0.29	0.01	2.95	3.25	(0.27)	(1.34)	–	(1.61)	1.64	23.12
B	21.17	0.11	0.01	2.90	3.02	(0.09)	(1.34)	–	(1.43)	1.59	22.76
C	21.13	0.13	0.01	2.91	3.05	(0.12)	(1.34)	–	(1.46)	1.59	22.72
I	21.46	0.36	–	2.98	3.34	(0.39)	(1.34)	–	(1.73)	1.61	23.07
R3(G)	21.14	0.15	–	2.25	2.40	(0.17)	–	–	(0.17)	2.23	23.37
R4(G)	21.14	0.21	–	2.26	2.47	(0.22)	–	–	(0.22)	2.25	23.39
R5(G)	21.14	0.26	–	2.26	2.52	(0.25)	–	–	(0.25)	2.27	23.41
Y	21.72	0.37	–	3.02	3.39	(0.36)	(1.34)	–	(1.70)	1.69	23.41

For the Year Ended October 31, 2006 (J)
A	19.10	0.26	–	3.14	3.40	(0.26)	(0.76)	–	(1.02)	2.38	21.48
B	18.84	0.09	–	3.10	3.19	(0.10)	(0.76)	–	(0.86)	2.33	21.17
C	18.81	0.12	–	3.08	3.20	(0.12)	(0.76)	–	(0.88)	2.32	21.13
I(K)	20.48	0.03	–	1.03	1.06	(0.08)	–	–	(0.08)	0.98	21.46
Y	19.30	0.35	–	3.18	3.53	(0.35)	(0.76)	–	(1.11)	2.42	21.72

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)
During the year ended October 31, 2009, The Hartford Dividend and Growth Fund incurred $236.4 million in sales associated with the transition of assets from The Hartford Stock Fund, which merged into the Fund on October 2, 2009. These sales are excluded from the portfolio turnover rate calculation.

(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.
(J)	Per share amounts have been calculated using average shares outstanding method.
(K)	Commenced operations on August 31, 2006.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

13.46%		$2,850,636	1.11%		1.11%		1.11%		1.46%		33%
12.54		182,506	2.02		1.97		1.97		0.63		–
12.65		314,729	1.85		1.85		1.85		0.71		–
13.78		1,129,059	0.82		0.82		0.82		1.71		–
13.15		33,933	1.39		1.38		1.38		1.06		–
13.51		57,684	1.07		1.06		1.06		1.46		–
13.93		65,379	0.78		0.78		0.78		0.81		–
13.96		1,018,263	0.67		0.67		0.67		1.88		–

12.17		2,635,571	1.17		1.17		1.17		1.88		33	(E)
11.22		236,026	2.14		1.99		1.99		1.10		–
11.37		286,465	1.92		1.92		1.92		1.13		–
12.52		658,690	0.85		0.85		0.85		1.96		–
11.84		5,171	1.47		1.47		1.47		1.26		–
12.27		19,372	1.09		1.09		1.09		1.85		–
12.55		1,947	0.80		0.80		0.80		2.07		–
12.73		746,004	0.69		0.69		0.69		2.30		–

(32.24)		2,214,358	1.09		1.09		1.09		1.62		36
(32.85)		222,732	1.97		1.97		1.97		0.73		–
(32.80)		221,895	1.83		1.83		1.83		0.87		–
(32.02)		167,989	0.82		0.82		0.82		1.77		–
(32.53)		455	1.58		1.50		1.50		1.16		–
(32.25)		8,410	1.09		1.09		1.09		1.63		–
(32.06)		310	0.80		0.80		0.80		1.94		–
(31.99)		494,110	0.69		0.69		0.69		2.01		–

16.20	(F)	3,236,757	1.09		1.09		1.09		1.35		24
15.22	(F)	395,552	1.95		1.95		1.95		0.50		–
15.42	(F)	365,443	1.82		1.82		1.82		0.62		–
16.67	(F)	1,899	0.77		0.77		0.77		1.50		–
11.38	(H)	177	1.40	(I)	1.40	(I)	1.40	(I)	0.63	(I)	–
11.70	(H)	1,994	1.09	(I)	1.09	(I)	1.09	(I)	0.72	(I)	–
11.99	(H)	193	0.82	(I)	0.82	(I)	0.82	(I)	0.98	(I)	–
16.68	(F)	255,138	0.69		0.69		0.69		1.72		–

18.63		2,626,634	1.14		1.14		1.14		1.32		29
17.63		365,678	1.99		1.99		1.99		0.48		–
17.75		317,139	1.87		1.87		1.87		0.60		–
5.20	(H)	11	1.08	(I)	0.98	(I)	0.98	(I)	0.59	(I)	–
19.15		133,376	0.71		0.71		0.71		1.75		–

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Dividend and Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Dividend and Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

24

The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

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The Hartford Dividend and Growth Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

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Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Dividend and Growth Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.246	N/A	N/A	0.246
Class B	0.092	N/A	N/A	0.092
Class C	0.123	N/A	N/A	0.123
Class I	0.297	N/A	N/A	0.297
Class R3	0.217	N/A	N/A	0.217
Class R4	0.259	N/A	N/A	0.259
Class R5	0.306	N/A	N/A	0.306
Class Y	0.321	N/A	N/A	0.321

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

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The Hartford Dividend and Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	½	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	31, 2010	ratio	year	year
Class A	$1,000.00	$1,003.60	$5.61	$1,000.00	$1,019.61	$5.65	1.11%	184	365
Class B	$1,000.00	$999.52	$9.88	$1,000.00	$1,015.32	$9.96	1.96	184	365
Class C	$1,000.00	$1,000.00	$9.33	$1,000.00	$1,015.88	$9.40	1.85	184	365
Class I	$1,000.00	$1,004.73	$4.14	$1,000.00	$1,021.07	$4.18	0.82	184	365
Class R3	$1,000.00	$1,002.28	$6.91	$1,000.00	$1,018.30	$6.97	1.37	184	365
Class R4	$1,000.00	$1,003.98	$5.35	$1,000.00	$1,019.86	$5.40	1.06	184	365
Class R5	$1,000.00	$1,006.06	$3.94	$1,000.00	$1,021.27	$3.97	0.78	184	365
Class Y	$1,000.00	$1,005.87	$3.34	$1,000.00	$1,021.88	$3.36	0.66	184	365

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The Hartford Dividend and Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Dividend and Growth Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

30

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

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The Hartford Dividend and Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.  The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, and Class R5 shares by 0.15%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed

32

information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Equity Growth Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Equity Growth Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Equity Growth Allocation Fund inception 05/28/2004
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 5/28/04 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

S&P 500 Index is a market capitalization-weighted price index composed of 500  widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth  more or less than their original cost. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on fund distributions or the  redemption of fund shares.

Performance information may reflect historical or current expense  waivers/reimbursements from the investment adviser, without which performance  would have been lower. For information on current expense  waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
Equity Growth Allocation A#	17.45%	2.59%	4.23%
Equity Growth Allocation A##	10.99%	1.44%	3.31%
Equity Growth Allocation B#	16.50%	1.87%	3.50%
Equity Growth Allocation B##	11.50%	1.52%	3.50%
Equity Growth Allocation C#	16.58%	1.86%	3.49%
Equity Growth Allocation C##	15.58%	1.86%	3.49%
Equity Growth Allocation I#	17.87%	2.91%	4.48%
Equity Growth Allocation R3#	17.04%	2.39%	4.07%
Equity Growth Allocation R4#	17.50%	2.65%	4.27%
Equity Growth Allocation R5#	17.93%	2.88%	4.46%
S&P 500 Index	16.54%	1.74%	2.92%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)
Class I shares commenced operations on 8/31/06. Performance prior to  8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares  commenced operations on 12/22/06. Performance prior to 12/22/06 reflects  Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(4)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on  October 31, 2010, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Equity Growth Allocation Fund returned 17.45%, before sales charge, for the twelve-month period ended October 31, 2010. In comparison, the Fund’s benchmark, the S&P 500 Index returned 16.54%, while the average return for the Lipper Multi-Cap Core category, a group of funds with investment strategies similar to those of the Fund, was 17.41%.

Why did the Fund perform this way?

Equities ended strong for the period, up 16.5%, as measured by the performance of the S&P 500 Index. Overall, risk assets outperformed, as stocks outperformed bonds and, within fixed income, High Yield outperformed Investment Grade Debt.

Within U.S. equities, mid-cap stocks outperformed small- and large-cap stocks. With regard to investment style, growth outperformed value across all market caps. U.S. stocks outperformed international stocks, as Europe was hurt by the Sovereign Debt Crisis earlier in the year. However, U.S. stock returns were hurt somewhat by expectations of quantitative easing, as a weakening dollar served to support international stock returns.

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Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), as measured by the performance of the Dow Jones Wilshire Real Estate Index, posted the strongest results on a relative basis, up 42.6% for the period.

The Fund invests in a combination of other Hartford Mutual Funds (the “Underlying Funds”) as well as certain exchange-traded funds through the implementation of a strategic asset allocation strategy. The Fund’s strategic asset allocation decisions contributed to performance. Specifically, the Fund benefited from diversification to International small-caps, Emerging Market stocks, and International REITs. The Fund also benefited from an increased allocation to Emerging Market stocks. The Fund’s structural value bias detracted from performance, as growth outperformed value during the period.

Beyond the asset allocation decision, value is also added in the selection of the underlying mutual funds that would most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in the investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds in which the Fund should invest. During the period, the underlying fund selection detracted from performance, particularly in U.S. and International large-caps.

What is the outlook?

We expect global growth to remain positive in 2010, but below long-term averages. While volatility in the equity markets will likely be elevated for some time, we believe equities can appreciate further if the current risk factors stay contained and corporate revenues begin to grow to support the strong forecasted earnings over the next two years. Increased government involvement around the globe in the financial markets will most likely have an impact on performance in the short-term, as investors anticipate additional stimulus measures. Longer-term, we believe investors will shift from risk seeking to a greater focus on fundamentals.

As we move into the new year the Fund is positioned with a bias to the value investment style, an increased allocation to Emerging Market stocks, and reduced exposure to International small-caps. We anticipate that value will outperform as investors shift to a more fundamental focus. In addition, value oriented companies, such as industrials and conglomerates, should benefit from weakness in the dollar. In conjunction with improved global macro fundamentals, we believe emerging markets should continue to perform well relative to developed markets, driven by a variety of factors including strong economic growth and an emerging middle class consumer. These factors helped support Emerging Markets performance through the Sovereign Debt Crisis earlier this year. In the near term, increased borrowing costs and significant austerity measures pose a long-term threat to a European recovery, as the region faces continued drag from heavily indebted members such as Greece and Ireland. International small-cap stocks have more individual country exposure than large-caps, and will thus likely be negatively impacted by weakness in the Euro zone. We have a reduced allocation to International small-caps in light of weak European economic news as well as expected greater volatility within the asset class.

During the period, the Fund has continued to utilize exchange traded funds (ETFs) to obtain asset class exposures unavailable through The Hartford fund family. Specifically, the Fund has set target allocations to ETFs that seek to provide exposure to U.S. and international real estate.

Composition by Investments
as of October 31, 2010
Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking	4.9%
SPDR Dow Jones International Real Estate	2.7
SPDR Dow Jones REIT	0.7
The Hartford Capital Appreciation Fund, Class Y	13.9
The Hartford Capital Appreciation II Fund, Class Y	1.2
The Hartford Disciplined Equity Fund, Class Y	4.1
The Hartford Dividend and Growth Fund, Class Y	2.1
The Hartford Equity Income Fund, Class Y	2.7
The Hartford Fundamental Growth Fund, Class Y	1.3
The Hartford Global Growth Fund, Class Y	4.2
The Hartford Global Research Fund, Class Y	1.6
The Hartford Growth Fund, Class Y	1.3
The Hartford Growth Opportunities Fund, Class Y	6.0
The Hartford International Opportunities Fund, Class Y	6.6
The Hartford International Small Company Fund, Class Y	6.2
The Hartford MidCap Fund, Class Y	1.3
The Hartford MidCap Value Fund, Class Y	2.3
The Hartford Small Company Fund, Class Y	8.4
The Hartford Small/Mid Cap Equity Fund, Class Y	3.3
The Hartford SmallCap Growth Fund, Class Y	4.4
The Hartford Value Fund, Class Y	18.2
The Hartford Value Opportunities Fund, Class Y	2.4
Other Assets and Liabilities	0.2
Total	100.0%

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The Hartford Equity Growth Allocation Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 91.5%
EQUITY FUNDS - 91.5%
930	The Hartford Capital Appreciation Fund, Class Y●		$32,660
209	The Hartford Capital Appreciation II Fund, Class Y●		2,768
793	The Hartford Disciplined Equity Fund, Class Y		9,714
272	The Hartford Dividend and Growth Fund, Class Y		4,944
530	The Hartford Equity Income Fund, Class Y		6,388
266	The Hartford Fundamental Growth Fund, Class Y		2,950
654	The Hartford Global Growth Fund, Class Y		9,981
385	The Hartford Global Research Fund, Class Y		3,684
185	The Hartford Growth Fund, Class Y		3,110
543	The Hartford Growth Opportunities Fund, Class Y		14,079
1,021	The Hartford International Opportunities Fund, Class Y		15,510
1,148	The Hartford International Small Company Fund, Class Y		14,652
133	The Hartford MidCap Fund, Class Y●		2,943
487	The Hartford MidCap Value Fund, Class Y		5,467
1,044	The Hartford Small Company Fund, Class Y●		19,854
802	The Hartford Small/Mid Cap Equity Fund, Class Y ●		7,697
362	The Hartford SmallCap Growth Fund, Class Y●		10,334
4,039	The Hartford Value Fund, Class Y		42,690
443	The Hartford Value Opportunities Fund, Class Y		5,538
	Total equity funds
	(cost $204,972)		$214,963

	Total investments in affiliated investment companies
	(cost $204,972)		$214,963

EXCHANGE TRADED FUNDS - 8.3%
453	Powershares DB Commodity Index Tracking Fund ●		$11,417
160	SPDR Dow Jones International Real Estate		6,480
28	SPDR Dow Jones REIT		1,705
	Total exchange traded funds
	(cost $17,196)		$19,602

	Total long-term investments
	(cost $222,168)		$234,565

	Total investments
	(cost $222,168) ▲	99.8%	$234,565
	Other assets and liabilities	0.2%	367
	Total net assets	100.0%	$234,932

The accompanying notes are an integral part of these financial statements.

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Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $223,007 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$19,569
Unrealized Depreciation	(8,011)
Net Unrealized Appreciation	$11,558

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

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The Hartford Equity Growth Allocation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$214,963	$214,963	$–	$–
Exchange Traded Funds	19,602	19,602	–	–
Total	$234,565	$234,565	$–	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Equity Growth Allocation Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $17,196)	$19,602
Investments in underlying affiliated funds, at market value (cost $204,972)	214,963
Receivables:
Investment securities sold	1
Fund shares sold	238
Dividends and interest	599
Other assets	54
Total assets	235,457
Liabilities:
Payables:
Investment securities purchased	164
Fund shares redeemed	270
Investment management fees	6
Administrative fees	—
Distribution fees	20
Accrued expenses	65
Total liabilities	525
Net assets	$234,932
Summary of Net Assets:
Capital stock and paid-in-capital	$265,760
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments	(43,225)
Unrealized appreciation of investments	12,397
Net assets	$234,932

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.96/$11.60
Shares outstanding	12,395
Net assets	$135,854
Class B: Net asset value per share	$10.80
Shares outstanding	2,796
Net assets	$30,196
Class C: Net asset value per share	$10.76
Shares outstanding	4,983
Net assets	$53,634
Class I: Net asset value per share	$10.98
Shares outstanding	74
Net assets	$808
Class R3: Net asset value per share	$10.89
Shares outstanding	325
Net assets	$3,543
Class R4: Net asset value per share	$10.92
Shares outstanding	623
Net assets	$6,806
Class R5: Net asset value per share	$10.98
Shares outstanding	373
Net assets	$4,091

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Growth Allocation Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$254
Dividends from underlying affiliated funds	1,827
Total investment income	2,081

Expenses:
Investment management fees	340
Administrative services fees	17
Transfer agent fees	491
Distribution fees
Class A	327
Class B	305
Class C	526
Class R3	10
Class R4	13
Custodian fees	1
Accounting services fees	27
Registration and filing fees	82
Board of Directors' fees	6
Audit fees	11
Other expenses	46
Total expenses (before waivers)	2,202
Expense waivers	(1)
Transfer agent fee waivers	—
Total waivers	(1)
Total expenses, net	2,201
Net Investment Loss	(120)
Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(10,423)
Net realized gain on investments in securities	—
Net Realized Loss on Investments	(10,423)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	45,966
Net Changes in Unrealized Appreciation of Investments	45,966
Net Gain on Investments	35,543
Net Increase in Net Assets Resulting from Operations	$35,423

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Growth Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income (loss)	$(120)	$1,886
Net realized loss on investments	(10,423)	(32,568)
Net unrealized appreciation of investments	45,966	60,407
Net Increase In Net Assets Resulting From Operations	35,423	29,725
Distributions to Shareholders:
From net investment income
Class A	(263)	(1,018)
Class C	—	(149)
Class I	(3)	(321)
Class R3	(1)	(5)
Class R4	(14)	(31)
Class R5	(32)	(51)
From net realized gain on investments
Class A	—	(1,143)
Class B	—	(288)
Class C	—	(459)
Class I	—	(7)
Class R3	—	(7)
Class R4	—	(28)
Class R5	—	(16)
Total distributions	(313)	(3,523)
Capital Share Transactions:
Class A	(8,235)	(4,007)
Class B	(4,580)	(1,584)
Class C	(4,490)	(177)
Class I	79	(1,377)
Class R3	2,294	134
Class R4	1,486	1,476
Class R5	(2,494)	3,276
Net decrease from capital share transactions	(15,940)	(2,259)
Net Increase In Net Assets	19,170	23,943
Net Assets:
Beginning of period	215,762	191,819
End of period	$234,932	$215,762
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$312

The accompanying notes are an integral part of these financial statements.

9

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Equity Growth Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

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Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

11

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and

12

intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$313	$1,575
Long-Term Capital Gains *	—	1,948

* The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(42,386)
Unrealized Appreciation †	11,558
Total Accumulated Deficit	$(30,828)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$121
Capital Stock and Paid-In-Capital	(121)

13

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$31,808
2018	10,578
Total	$42,386

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

14

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.60%	2.35%	2.35%	1.35%	1.75%	1.45%	1.15%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.60%	2.35%	2.35%	1.35%	1.85%	1.55%	1.25%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $652 and contingent deferred sales charges of $66 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $40. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in

15

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	9
Class R5	10

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$54,469
Sales Proceeds Excluding U.S. Government Obligations	71,161

16

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	2,016	25	(2,865)	—	(824)	3,193	291	(3,901)	—	(417)
Amount	$20,554	$258	$(29,047)	$—	$(8,235)	$25,003	$2,116	$(31,126)	$—	$(4,007)
Class B
Shares	41	—	(497)	—	(456)	394	39	(639)	—	(206)
Amount	$411	$—	$(4,991)	$—	$(4,580)	$3,035	$275	$(4,894)	$—	$(1,584)
Class C
Shares	631	—	(1,087)	—	(456)	2,806	78	(2,966)	—	(82)
Amount	$6,342	$—	$(10,832)	$—	$(4,490)	$21,077	$556	$(21,810)	$—	$(177)
Class I
Shares	33	—	(26)	—	7	2,667	42	(2,722)	—	(13)
Amount	$340	$3	$(264)	$—	$79	$19,323	$312	$(21,012)	$—	$(1,377)
Class R3
Shares	319	—	(94)	—	225	38	2	(25)	—	15
Amount	$3,253	$1	$(960)	$—	$2,294	$335	$12	$(213)	$—	$134
Class R4
Shares	230	1	(89)	—	142	288	8	(104)	—	192
Amount	$2,376	$14	$(904)	$—	$1,486	$2,219	$59	$(802)	$—	$1,476
Class R5
Shares	109	3	(348)	—	(236)	521	9	(105)	—	425
Amount	$1,108	$33	$(3,635)	$—	$(2,494)	$4,027	$67	$(818)	$—	$3,276
Total
Shares	3,379	29	(5,006)	—	(1,598)	9,907	469	(10,462)	—	(86)
Amount	$34,384	$309	$(50,633)	$—	$(15,940)	$75,019	$3,397	$(80,675)	$—	$(2,259)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	41	$417
For the Year Ended October 31, 2009	37	$290

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

17

The Hartford Equity Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

9.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

18

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19

The Hartford Equity Growth Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$9.35	$0.02	$–	$1.61	$1.63	$(0.02)	$–	$–	$(0.02)	$1.61	$10.96
B	9.27	(0.06)	–	1.59	1.53	–	–	–	–	1.53	10.80
C	9.23	(0.05)	–	1.58	1.53	–	–	–	–	1.53	10.76
I	9.36	0.07	–	1.60	1.67	(0.05)	–	–	(0.05)	1.62	10.98
R3	9.31	(0.01)	–	1.60	1.59	(0.01)	–	–	(0.01)	1.58	10.89
R4	9.32	0.03	–	1.60	1.63	(0.03)	–	–	(0.03)	1.60	10.92
R5	9.36	0.07	–	1.60	1.67	(0.05)	–	–	(0.05)	1.62	10.98

For the Year Ended October 31, 2009 (E)
A	8.29	0.08	–	1.14	1.22	(0.08)	(0.08)	–	(0.16)	1.06	9.35
B	8.19	0.03	–	1.13	1.16	–	(0.08)	–	(0.08)	1.08	9.27
C	8.19	0.04	–	1.10	1.14	(0.02)	(0.08)	–	(0.10)	1.04	9.23
I	8.31	0.89	–	0.36	1.25	(0.12)	(0.08)	–	(0.20)	1.05	9.36
R3	8.25	0.06	–	1.14	1.20	(0.06)	(0.08)	–	(0.14)	1.06	9.31
R4	8.27	0.07	–	1.15	1.22	(0.09)	(0.08)	–	(0.17)	1.05	9.32
R5	8.31	0.10	–	1.15	1.25	(0.12)	(0.08)	–	(0.20)	1.05	9.36

For the Year Ended October 31, 2008 (E)
A	15.55	0.01	–	(5.82)	(5.81)	(0.55)	(0.90)	–	(1.45)	(7.26)	8.29
B	15.40	(0.09)	–	(5.76)	(5.85)	(0.46)	(0.90)	–	(1.36)	(7.21)	8.19
C	15.39	(0.08)	–	(5.76)	(5.84)	(0.46)	(0.90)	–	(1.36)	(7.20)	8.19
I	15.59	(0.03)	–	(5.75)	(5.78)	(0.60)	(0.90)	–	(1.50)	(7.28)	8.31
R3	15.52	(0.02)	–	(5.80)	(5.82)	(0.55)	(0.90)	–	(1.45)	(7.27)	8.25
R4	15.56	(0.05)	–	(5.74)	(5.79)	(0.60)	(0.90)	–	(1.50)	(7.29)	8.27
R5	15.60	(0.03)	–	(5.76)	(5.79)	(0.60)	(0.90)	–	(1.50)	(7.29)	8.31

For the Year Ended October 31, 2007
A	13.21	0.03	–	2.83	2.86	(0.24)	(0.28)	–	(0.52)	2.34	15.55
B	13.10	(0.07)	–	2.81	2.74	(0.16)	(0.28)	–	(0.44)	2.30	15.40
C	13.10	(0.07)	–	2.80	2.73	(0.16)	(0.28)	–	(0.44)	2.29	15.39
I	13.22	0.19	–	2.71	2.90	(0.25)	(0.28)	–	(0.53)	2.37	15.59
R3(F)	13.24	(0.05)	–	2.33	2.28	–	–	–	–	2.28	15.52
R4(F)	13.24	(0.02)	–	2.34	2.32	–	–	–	–	2.32	15.56
R5(F)	13.24	(0.01)	–	2.37	2.36	–	–	–	–	2.36	15.60

For the Year Ended October 31, 2006
A	11.46	0.02	–	1.83	1.85	(0.09)	(0.01)	–	(0.10)	1.75	13.21
B	11.37	(0.12)	–	1.88	1.76	(0.02)	(0.01)	–	(0.03)	1.73	13.10
C	11.37	(0.12)	–	1.88	1.76	(0.02)	(0.01)	–	(0.03)	1.73	13.10
I(I)	12.59	(0.01)	–	0.64	0.63	–	–	–	–	0.63	13.22

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on December 22, 2006.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on August 31, 2006.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

17.45%		$135,854	0.70%		0.70%		0.70%		0.22%		24%
16.50		30,196	1.52		1.52		1.52		(0.60)		–
16.58		53,634	1.43		1.43		1.43		(0.51)		–
17.87		808	0.32		0.32		0.32		0.65		–
17.04		3,543	0.93		0.93		0.93		(0.07)		–
17.50		6,806	0.63		0.63		0.63		0.30		–
17.93		4,091	0.32		0.32		0.32		0.67		–

15.20		123,640	0.79		0.72		0.72		1.03		26
14.51		30,159	1.68		1.34		1.34		0.41		–
14.33		50,218	1.53		1.47		1.47		0.56		–
15.77		626	0.28		0.28		0.28		9.91		–
15.05		933	0.96		0.96		0.96		0.76		–
15.40		4,482	0.65		0.65		0.65		0.82		–
15.73		5,704	0.34		0.34		0.34		1.26		–

(40.92)		113,006	0.69		0.68		0.68		0.05		10
(41.40)		28,322	1.52		1.49		1.49		(0.72)		–
(41.35)		45,209	1.43		1.43		1.43		(0.66)		–
(40.73)		668	0.30		0.30		0.30		(0.29)		–
(41.10)		699	0.95		0.95		0.95		(0.13)		–
(40.92)		2,389	0.64		0.64		0.64		(0.40)		–
(40.78)		1,526	0.34		0.34		0.34		(0.26)		–

22.39		173,379	0.69		0.69		0.69		(0.06)		37
21.58		47,743	1.52		1.37		1.37		(0.72)		–
21.50		74,047	1.42		1.37		1.37		(0.72)		–
22.75		64	0.39		0.37		0.37		(0.15)		–
17.22	(G)	952	0.97	(H)	0.96	(H)	0.96	(H)	(0.91	) (H)	–
17.52	(G)	456	0.71	(H)	0.69	(H)	0.69	(H)	(0.64	) (H)	–
17.82	(G)	77	0.42	(H)	0.38	(H)	0.38	(H)	(0.33	) (H)	–

16.18		116,198	0.79		0.72		0.72		(0.34)		14
15.43		33,295	1.62		1.37		1.37		(0.93)		–
15.43		51,936	1.51		1.37		1.37		(0.92)		–
5.00	(G)	11	0.71	(H)	0.48	(H)	0.48	(H)	(0.45	) (H)	–

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Equity Growth Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Equity Growth Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

22

The Hartford Equity Growth Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

The Hartford Equity Growth Allocation Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

24

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

The Hartford Equity Growth Allocation Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.020	N/A	N/A	0.020
Class I	0.048	N/A	N/A	0.048
Class R3	0.006	N/A	N/A	0.006
Class R4	0.028	N/A	N/A	0.028
Class R5	0.053	N/A	N/A	0.053

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

26

The Hartford Equity Growth Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,022.45	$3.67	$1,000.00	$1,021.58	$3.67	0.72%	184	365
Class B	$1,000.00	$1,018.93	$7.94	$1,000.00	$1,017.34	$7.93	1.56	184	365
Class C	$1,000.00	$1,019.00	$7.28	$1,000.00	$1,018.00	$7.27	1.43	184	365
Class I	$1,000.00	$1,024.21	$1.68	$1,000.00	$1,023.54	$1.68	0.33	184	365
Class R3	$1,000.00	$1,021.54	$4.74	$1,000.00	$1,020.52	$4.74	0.93	184	365
Class R4	$1,000.00	$1,023.48	$3.21	$1,000.00	$1,022.03	$3.21	0.63	184	365
Class R5	$1,000.00	$1,025.25	$1.68	$1,000.00	$1,023.54	$1.68	0.33	184	365

27

The Hartford Equity Growth Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Equity Growth Allocation Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

28

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

29

The Hartford Equity Growth Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, and Class R5 shares by 0.10%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed

30

information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Equity Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Equity Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Equity Income Fund inception 08/28/2003
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks a high level of current income consistent with growth of capital.

Performance Overview(1) 8/28/03 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
Equity Income A#	13.63%	3.47%	5.77%
Equity Income A##	7.38%	2.31%	4.94%
Equity Income B#	12.73%	2.64%	4.92%
Equity Income B##	7.73%	2.28%	4.92%
Equity Income C#	12.75%	2.71%	5.02%
Equity Income C##	11.75%	2.71%	5.02%
Equity Income I#	13.76%	3.70%	5.93%
Equity Income R3#	13.28%	3.32%	5.84%
Equity Income R4#	13.59%	3.55%	6.01%
Equity Income R5#	14.06%	3.82%	6.20%
Equity Income Y#	14.01%	3.90%	6.26%
Russell 1000 Value Index	15.71%	0.62%	4.89%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President	Senior Vice President	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Equity Income Fund returned 13.63%, before sales charge, for the twelve-month period ended October 31, 2010, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 15.71% for the same period. The Fund also underperformed the 16.66% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets were volatile during the period due to significant macroeconomic concerns, but rebounded strongly to end the period. Strong corporate earnings, a rebound in growth in China, and robust merger and acquisition activity boosted investors’ enthusiasm for stocks, while favorable economic data helped to diminish fears of a double-dip global recession and increase investors’ appetite for risk in the latter part of the period.

In this environment, the Russell 1000 Value Index (+15.7%) underperformed the Russell 1000 Growth Index (+19.7%). In addition, sector returns within the Russell 1000 Value Index diverged widely, with Consumer Discretionary (+37%) and Materials (+31%) performing the best and Financials (+5%) lagging on a relative basis during the period.

The Fund underperformed its benchmark due to weak stock selection across seven of the ten broad economic sectors of the market. Stock selection was weakest within Energy, Financials, and Industrials and

2

was strongest within Utilities and Consumer Staples. Sector allocation, a fall-out of the bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed positively to the Fund’s relative performance, in part due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) allocation to Financials and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to Industrials.

Among the top detractors from benchmark-relative (i.e. performance of the Fund as measured against the benchmark) were BP (Energy), Microsoft (Information Technology), and Total (Energy). Shares of BP declined following an oil spill at one of the company’s deepwater well sites in the Gulf of Mexico. We eliminated our holding during the period. Microsoft, a global technology company, saw its shares fall amid concerns about sluggish enterprise spending and a slow uptake of the new Windows 7 operating system. Shares of Total declined in the early part of the period following the company’s report of weak production results. Stocks that detracted most from the Fund’s absolute returns included JPMorgan Chase (Financials).

Among the top contributors to relative returns were Bank of America (Financials), Exxon Mobil (Energy), and Genuine Parts (Consumer Discretionary). Shares of U.S.-based multinational bank Bank of America declined on weak quarterly results and ongoing regulatory concerns. Our underweight position in the stock contributed positively to benchmark-relative results. Concerns about potential dilution from Exxon Mobil’s acquisition of XTO and the industry-wide ramifications of the BP oil spill in the Gulf of Mexico drove the price of Exxon Mobil down in the early portion of the period. We increased our position in the stock amid this price weakness and benefited as the stock recovered during the latter portion of the period. Although our holding in Exxon contributed positively to the Fund’s performance on a relative basis, on an absolute basis the stock was among the leading detractors from performance. Shares of Genuine Parts, a distributor of automotive parts, rose amid strong revenue and earnings results. Top absolute contributors for the period included Merck (Health Care) and Stanley Black&Decker (Consumer Discretionary).

What is the outlook?

Throughout much of the recent downturn, developed market fiscal and monetary stimulus provided much-needed support to the global economy. While this was beneficial in the short term, over the long term it has the potential to lead to imbalances in the economy as the government squeezes out private sector growth. As the recovery progresses and stimulus spending winds down, we believe that growth in the more efficient, productivity-enhancing private sector will again be the primary driver behind rising GDP. This productive growth can help foster a self-sustaining economic cycle, supporting further economic expansion.

Given this perspective, we believe the strong earnings growth seen to date will continue as companies take advantage of expansion on a global scale and the opportunities that such an expansion creates. Despite headlines focused on broad economic weakness in developed economies, we believe that global GDP growth is recovering from the 2008-2009 recession as emerging economies resume their strong growth trends and developed economies achieve low, but likely sustainable, growth. The developed market focus employed by many investors has created a widening chasm between economic perception and the reality seen where it matters most for stock prices: corporate earnings. Within this perception gap we believe we are finding opportunities to purchase companies with robust growth trading at what we see as attractive multiples due to macroeconomic concerns.

Throughout this period we have maintained our focus on investing in companies with what we believe to be solid balance sheets, above-market growth rates, sustainable dividend yields, and valuations at a discount to the market. Based on bottom-up stock decisions, we ended the period most overweight in Industrials, Information Technology, and Energy. The Fund’s largest underweights were in Financials, Health Care, and Telecommunication Services, relative to the Russell 1000 Value Index.

Diversification by Industry
as of October 31, 2010
Percentage of
Industry (Sector)	Net Assets
Banks (Financials)	7.8%
Capital Goods (Industrials)	10.8
Commercial & Professional Services (Industrials)	2.8
Consumer Durables & Apparel (Consumer Discretionary)	2.5
Consumer Services (Consumer Discretionary)	1.7
Diversified Financials (Financials)	5.8
Energy (Energy)	13.9
Food & Staples Retailing (Consumer Staples)	1.6
Food, Beverage & Tobacco (Consumer Staples)	7.4
Household & Personal Products (Consumer Staples)	1.6
Insurance (Financials)	6.9
Materials (Materials)	3.8
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	9.6
Retailing (Consumer Discretionary)	5.0
Semiconductors & Semiconductor Equipment (Information Technology)	6.2
Software & Services (Information Technology)	2.3
Telecommunication Services (Services)	2.7
Utilities (Utilities)	5.9
Short-Term Investments	1.3
Other Assets and Liabilities	0.4
Total	100.0%

3

The Hartford Equity Income Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.3%
	Banks - 7.8%
295	BB&T Corp.	$6,915
357	PNC Financial Services Group, Inc.	19,228
154	Toronto-Dominion Bank ADR	11,112
415	US Bancorp	10,032
890	Wells Fargo & Co.	23,198
		70,485
	Capital Goods - 10.8%
322	3M Co.	27,077
120	Eaton Corp.	10,633
1,121	General Electric Co.	17,962
307	Illinois Tool Works, Inc.	14,021
152	PACCAR, Inc.	7,786
44	Schneider Electric S.A.	6,294
346	Tyco International Ltd.	13,260
		97,033
	Commercial & Professional Services - 2.8%
336	Republic Services, Inc.	10,004
430	Waste Management, Inc.	15,349
		25,353
	Consumer Durables & Apparel - 2.5%
285	Mattel, Inc.	6,644
262	Stanley Black & Decker, Inc.	16,248
		22,892
	Consumer Services - 1.7%
41	Darden Restaurants, Inc.	1,879
177	McDonald's Corp.	13,726
		15,605
	Diversified Financials - 5.8%
308	Bank of New York Mellon Corp.	7,730
175	Credit Suisse Group ADR	7,250
70	Goldman Sachs Group, Inc.	11,283
692	JP Morgan Chase & Co.	26,025
		52,288
	Energy - 13.9%
461	Chevron Corp.	38,108
308	ConocoPhillips Holding Co.	18,311
406	Exxon Mobil Corp.	26,988
338	Marathon Oil Corp.	12,015
241	Occidental Petroleum Corp.	18,966
199	Total S.A. ADR	10,852
		125,240
	Food & Staples Retailing - 1.6%
496	Sysco Corp.	14,615

	Food, Beverage & Tobacco - 7.4%
382	Altria Group, Inc.	9,698
294	General Mills, Inc.	11,029
545	Kraft Foods, Inc.	17,571
55	Lorillard, Inc.	4,728
163	PepsiCo, Inc.	10,618
216	Philip Morris International, Inc.	12,647
		66,291
	Household & Personal Products - 1.6%
231	Kimberly-Clark Corp.	14,608

	Insurance - 6.9%
304	ACE Ltd.	18,058
110	Allstate Corp.	3,354
271	Chubb Corp.	15,710
978	Marsh & McLennan Cos., Inc.	24,425
		61,547
	Materials - 3.8%
196	E.I. DuPont de Nemours & Co.	9,257
71	Nucor Corp.	2,718
119	PPG Industries, Inc.	9,145
184	Sherwin-Williams Co.	13,456
		34,576
	Pharmaceuticals, Biotechnology & Life Sciences - 9.6%
125	AstraZeneca plc ADR	6,307
417	Johnson & Johnson	26,538
761	Merck & Co., Inc.	27,602
1,491	Pfizer, Inc.	25,936
		86,383
	Retailing - 5.0%
330	Genuine Parts Co.	15,779
727	Home Depot, Inc.	22,462
157	Nordstrom, Inc.	6,042
		44,283
	Semiconductors & Semiconductor Equipment - 6.2%
441	Analog Devices, Inc.	14,835
699	Intel Corp.	14,023
463	Maxim Integrated Products, Inc.	10,033
387	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,219
415	Texas Instruments, Inc.	12,260
		55,370
	Software & Services - 2.3%
768	Microsoft Corp.	20,452

	Telecommunication Services - 2.7%
836	AT&T, Inc.	23,837

	Utilities - 5.9%
191	American Electric Power Co., Inc.	7,158
131	Dominion Resources, Inc.	5,676
154	NextEra Energy, Inc.	8,451
213	Northeast Utilities	6,669
114	PG&E Corp.	5,437
280	UGI Corp.	8,422
493	Xcel Energy, Inc.	11,761
		53,574
	Total common stocks
	(cost $815,338)	$884,432

	Total long-term investments
	(cost $815,338)	$884,432

SHORT-TERM INVESTMENTS - 1.3%
	Repurchase Agreements - 1.3%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $2,591,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $2,643)
$2,591	0.23%, 10/31/2010	$2,591
The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 1.3% - (continued)
	Repurchase Agreements - 1.3% - (continued)
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $1,570,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $1,601)
$1,570	0.23%, 10/31/2010		$1,570
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $7,076,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $7,218)
7,076	0.22%, 10/31/2010		7,076
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $7, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $7)
7	0.21%, 10/31/2010		7
			11,244
	Total short-term investments
	(cost $11,244)		$11,244

	Total investments
	(cost $826,582) ▲	99.6%	$895,676
	Other assets and liabilities	0.4%	3,178
	Total net assets	100.0%	$898,854

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 5.1% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $832,575 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$111,114
Unrealized Depreciation	(48,013)
Net Unrealized Appreciation	$63,101

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Equity Income Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$884,432	$878,138	$6,294	$–
Short-Term Investments	11,244	–	11,244	–
Total	$895,676	$878,138	$17,538	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Equity Income Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $826,582)	$895,676
Cash	111
Receivables:
Fund shares sold	3,458
Dividends and interest	1,089
Other assets	91
Total assets	900,425
Liabilities:
Payables:
Fund shares redeemed	1,238
Investment management fees	108
Administrative fees	—
Distribution fees	44
Accrued expenses	181
Total liabilities	1,571
Net assets	$898,854
Summary of Net Assets:
Capital stock and paid-in-capital	$927,035
Accumulated undistributed net investment income	1,181
Accumulated net realized loss on investments and foreign currency transactions	(98,456)
Unrealized appreciation of investments	69,094
Net assets	$898,854

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.99/$12.69
Shares outstanding	59,777
Net assets	$716,700
Class B: Net asset value per share	$11.97
Shares outstanding	2,594
Net assets	$31,038
Class C: Net asset value per share	$11.97
Shares outstanding	4,795
Net assets	$57,416
Class I: Net asset value per share	$11.95
Shares outstanding	1,377
Net assets	$16,462
Class R3: Net asset value per share	$12.03
Shares outstanding	143
Net assets	$1,719
Class R4: Net asset value per share	$12.03
Shares outstanding	243
Net assets	$2,926
Class R5: Net asset value per share	$12.05
Shares outstanding	58
Net assets	$694
Class Y: Net asset value per share	$12.06
Shares outstanding	5,960
Net assets	$71,899

The accompanying notes are an integral part of these financial statements.

7

The Hartford Equity Income Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$25,648
Interest	20
Less: Foreign tax withheld	(156)
Total investment income	25,512

Expenses:
Investment management fees	6,103
Administrative services fees	4
Transfer agent fees	1,278
Distribution fees
Class A	1,705
Class B	327
Class C	514
Class R3	4
Class R4	4
Custodian fees	8
Accounting services fees	117
Registration and filing fees	134
Board of Directors' fees	19
Audit fees	25
Other expenses	158
Total expenses (before waivers and fees paid indirectly)	10,400
Expense waivers	(27)
Transfer agent fee waivers	—
Commission recapture	(7)
Total waivers and fees paid indirectly	(34)
Total expenses, net	10,366
Net Investment Income	15,146
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	14,043
Net realized gain on foreign currency contracts	—
Net realized loss on other foreign currency transactions	(6)
Net Realized Gain on Investments and Foreign Currency Transactions	14,037
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	76,923
Net Changes in Unrealized Appreciation of Investments	76,923
Net Gain on Investments and Foreign Currency Transactions	90,960
Net Increase in Net Assets Resulting from Operations	$106,106

The accompanying notes are an integral part of these financial statements.

8

The Hartford Equity Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$15,146	$17,103
Net realized gain (loss) on investments and foreign currency transactions	14,037	(98,827)
Net unrealized appreciation of investments	76,923	133,352
Net Increase In Net Assets Resulting From Operations	106,106	51,628
Distributions to Shareholders:
From net investment income
Class A	(12,036)	(14,918)
Class B	(311)	(611)
Class C	(548)	(840)
Class I	(218)	(87)
Class R3	(13)	(5)
Class R4	(29)	(12)
Class R5	(4)	—
Class Y	(1,232)	(1,696)
Total distributions	(14,391)	(18,169)
Capital Share Transactions:
Class A	3,899	47,718
Class B	(6,727)	676
Class C	4,054	2,522
Class I	9,514	4,014
Class R3	1,116	372
Class R4	1,275	1,247
Class R5	655	—
Class Y	4,834	(4,583)
Net increase from capital share transactions	18,620	51,966
Net Increase In Net Assets	110,335	85,425
Net Assets:
Beginning of period	788,519	703,094
End of period	$898,854	$788,519
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,181	$465

The accompanying notes are an integral part of these financial statements.

9

The Hartford Equity Income Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Equity Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are

10

significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

11

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the

12

Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—	$—	$—	$—

j)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal

13

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$14,391	$18,169

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,181
Accumulated Capital Losses *	(92,463)
Unrealized Appreciation †	63,101
Total Accumulated Deficit	$(28,181)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(39)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	39

14

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$92,463
Total	$92,463

As of October 31, 2010, the Fund utilized $14,611 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.7500%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

15

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.25%	2.00%	2.00%	1.00%	1.60%	1.30%	1.00%	0.90%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	1.19%	1.24%	1.14%	1.12%		1.00%
Class B Shares	2.00	1.91	2.00	1.96		1.84
Class C Shares	1.92	1.98	1.87	1.83		1.70
Class I Shares	0.93	0.96	0.84	0.81		0.80	*
Class R3 Shares	1.55	1.59	1.50	1.50	†
Class R4 Shares	1.20	1.20	1.13	1.18	†
Class R5 Shares	0.87	0.88	0.84	0.89	†
Class Y Shares	0.79	0.81	0.74	0.73		0.57

*	From August 31, 2006 (commencement of operations), through October 31, 2006.
†	From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $4,472 and contingent deferred sales charges of $68 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently

16

authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $9. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	9

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$227,665
Sales Proceeds Excluding U.S. Government Obligations	217,251

17

The Hartford Equity Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	14,147	1,023	(14,881)	—	289	21,884	1,534	(18,382)	—	5,036
Amount	$162,465	$11,714	$(170,280)	$—	$3,899	$206,646	$14,506	$(173,434)	$—	$47,718
Class B
Shares	168	26	(779)	—	(585)	1,040	62	(1,030)	—	72
Amount	$1,923	$298	$(8,948)	$—	$(6,727)	$9,665	$586	$(9,575)	$—	$676
Class C
Shares	1,194	41	(886)	—	349	1,695	79	(1,534)	—	240
Amount	$13,665	$477	$(10,088)	$—	$4,054	$15,982	$736	$(14,196)	$—	$2,522
Class I
Shares	1,097	16	(291)	—	822	957	6	(548)	—	415
Amount	$12,694	$182	$(3,362)	$—	$9,514	$9,678	$60	$(5,724)	$—	$4,014
Class R3
Shares	102	1	(7)	—	96	41	—	(2)	—	39
Amount	$1,185	$13	$(82)	$—	$1,116	$392	$5	$(25)	$—	$372
Class R4
Shares	118	2	(12)	—	108	145	1	(12)	—	134
Amount	$1,387	$29	$(141)	$—	$1,275	$1,358	$12	$(123)	$—	$1,247
Class R5
Shares	57	—	—	—	57	—	—	—	—	—
Amount	$655	$4	$(4)	$—	$655	$—	$—	$—	$—	$—
Class Y
Shares	1,929	107	(1,599)	—	437	1,160	178	(1,799)	—	(461)
Amount	$22,061	$1,232	$(18,459)	$—	$4,834	$10,646	$1,696	$(16,925)	$—	$(4,583)
Total
Shares	18,812	1,216	(18,455)	—	1,573	26,922	1,860	(23,307)	—	5,475
Amount	$216,035	$13,949	$(211,364)	$—	$18,620	$254,367	$17,601	$(220,002)	$—	$51,966

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	49	$562
For the Year Ended October 31, 2009	40	$372

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

18

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

19

The Hartford Equity Income Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
A	$10.74	$0.21	$–	$1.24	$1.45	$(0.20)	$–	$–	$(0.20)	$1.25	$11.99
B	10.72	0.13	–	1.23	1.36	(0.11)	–	–	(0.11)	1.25	11.97
C	10.73	0.13	–	1.23	1.36	(0.12)	–	–	(0.12)	1.24	11.97
I	10.72	0.23	–	1.23	1.46	(0.23)	–	–	(0.23)	1.23	11.95
R3	10.78	0.15	–	1.27	1.42	(0.17)	–	–	(0.17)	1.25	12.03
R4	10.78	0.21	–	1.24	1.45	(0.20)	–	–	(0.20)	1.25	12.03
R5	10.79	0.21	–	1.29	1.50	(0.24)	–	–	(0.24)	1.26	12.05
Y	10.81	0.26	–	1.24	1.50	(0.25)	–	–	(0.25)	1.25	12.06

For the Year Ended October 31, 2009 (E)
A	10.35	0.24	–	0.41	0.65	(0.26)	–	–	(0.26)	0.39	10.74
B	10.33	0.18	–	0.40	0.58	(0.19)	–	–	(0.19)	0.39	10.72
C	10.34	0.17	–	0.41	0.58	(0.19)	–	–	(0.19)	0.39	10.73
I	10.33	0.22	–	0.46	0.68	(0.29)	–	–	(0.29)	0.39	10.72
R3	10.39	0.15	–	0.47	0.62	(0.23)	–	–	(0.23)	0.39	10.78
R4	10.40	0.18	–	0.47	0.65	(0.27)	–	–	(0.27)	0.38	10.78
R5	10.40	0.28	–	0.40	0.68	(0.29)	–	–	(0.29)	0.39	10.79
Y	10.40	0.29	–	0.42	0.71	(0.30)	–	–	(0.30)	0.41	10.81

For the Year Ended October 31, 2008
A	15.16	0.32	–	(4.42)	(4.10)	(0.31)	(0.40)	–	(0.71)	(4.81)	10.35
B	15.12	0.21	–	(4.41)	(4.20)	(0.19)	(0.40)	–	(0.59)	(4.79)	10.33
C	15.14	0.23	–	(4.42)	(4.19)	(0.21)	(0.40)	–	(0.61)	(4.80)	10.34
I	15.12	0.35	–	(4.39)	(4.04)	(0.35)	(0.40)	–	(0.75)	(4.79)	10.33
R3	15.21	0.27	–	(4.41)	(4.14)	(0.28)	(0.40)	–	(0.68)	(4.82)	10.39
R4	15.22	0.32	–	(4.43)	(4.11)	(0.31)	(0.40)	–	(0.71)	(4.82)	10.40
R5	15.22	0.36	–	(4.43)	(4.07)	(0.35)	(0.40)	–	(0.75)	(4.82)	10.40
Y	15.23	0.39	–	(4.46)	(4.07)	(0.36)	(0.40)	–	(0.76)	(4.83)	10.40

For the Year Ended October 31, 2007
A	14.00	0.27	–	1.69	1.96	(0.26)	(0.54)	–	(0.80)	1.16	15.16
B	13.97	0.16	–	1.67	1.83	(0.14)	(0.54)	–	(0.68)	1.15	15.12
C	13.99	0.18	–	1.67	1.85	(0.16)	(0.54)	–	(0.70)	1.15	15.14
I	13.99	0.31	–	1.69	2.00	(0.33)	(0.54)	–	(0.87)	1.13	15.12
R3(F)	13.97	0.17	–	1.24	1.41	(0.17)	–	–	(0.17)	1.24	15.21
R4(F)	13.97	0.23	–	1.22	1.45	(0.20)	–	–	(0.20)	1.25	15.22
R5(F)	13.97	0.27	–	1.21	1.48	(0.23)	–	–	(0.23)	1.25	15.22
Y	14.07	0.31	–	1.72	2.03	(0.33)	(0.54)	–	(0.87)	1.16	15.23

For the Year Ended October 31, 2006
A	12.09	0.26	–	1.96	2.22	(0.28)	(0.03)	–	(0.31)	1.91	14.00
B	12.07	0.16	–	1.94	2.10	(0.17)	(0.03)	–	(0.20)	1.90	13.97
C	12.08	0.17	–	1.96	2.13	(0.19)	(0.03)	–	(0.22)	1.91	13.99
I(I)	13.52	0.08	–	0.46	0.54	(0.07)	–	–	(0.07)	0.47	13.99
Y	12.15	0.30	–	1.98	2.28	(0.33)	(0.03)	–	(0.36)	1.92	14.07
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on December 22, 2006.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on August 31, 2006.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

13.63%		$716,700	1.20%		1.20%		1.20%		1.86%		27%
12.73		31,038	2.08		2.00		2.00		1.07		–
12.75		57,416	1.92		1.92		1.92		1.13		–
13.76		16,462	0.93		0.93		0.93		2.06		–
13.28		1,719	1.55		1.55		1.55		1.37		–
13.59		2,926	1.20		1.20		1.20		1.80		–
14.06		694	0.87		0.87		0.87		1.70		–
14.01		71,899	0.79		0.79		0.79		2.27		–

6.62		639,106	1.26		1.25		1.25		2.51		37
5.91		34,086	2.19		1.92		1.92		1.86		–
5.85		47,708	1.98		1.98		1.98		1.79		–
6.98		5,946	0.96		0.96		0.96		2.28		–
6.31		506	1.63		1.60		1.60		1.62		–
6.58		1,456	1.21		1.21		1.21		1.84		–
6.96		8	0.89		0.89		0.89		2.88		–
7.22		59,703	0.81		0.81		0.81		3.00		–

(28.08)		563,703	1.19		1.14		1.14		2.49		53
(28.67)		32,097	2.06		2.00		2.00		1.63		–
(28.61)		43,493	1.92		1.87		1.87		1.76		–
(27.80)		1,449	0.90		0.85		0.85		2.80		–
(28.26)		78	1.55		1.50		1.50		2.14		–
(28.03)		8	1.18		1.13		1.13		2.50		–
(27.82)		8	0.90		0.85		0.85		2.78		–
(27.80)		62,258	0.80		0.75		0.75		2.90		–

14.68		758,905	1.22		1.12		1.12		1.93		20
13.69		52,424	2.07		1.97		1.97		1.09		–
13.80		72,690	1.94		1.84		1.84		1.23		–
14.96		907	0.92		0.82		0.82		2.18		–
10.11	(G)	95	1.60	(H)	1.50	(H)	1.50	(H)	1.51	(H)	–
10.44	(G)	11	1.28	(H)	1.18	(H)	1.18	(H)	1.84	(H)	–
10.67	(G)	11	0.99	(H)	0.89	(H)	0.89	(H)	2.13	(H)	–
15.12		130,262	0.83		0.73		0.73		2.30		–

18.70		529,664	1.30		1.00		1.00		2.02		24
17.67		43,198	2.14		1.84		1.84		1.19		–
17.88		61,572	2.01		1.71		1.71		1.33		–
4.05	(G)	106	1.37	(H)	0.80	(H)	0.80	(H)	1.32	(H)	–
19.18		7,593	0.88		0.58		0.58		2.26		–

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Equity Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Equity Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

22

The Hartford Equity Income Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

The Hartford Equity Income Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

24

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

The Hartford Equity Income Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.203	N/A	N/A	0.203
Class B	0.109	N/A	N/A	0.109
Class C	0.122	N/A	N/A	0.122
Class I	0.232	N/A	N/A	0.232
Class R3	0.172	N/A	N/A	0.172
Class R4	0.203	N/A	N/A	0.203
Class R5	0.243	N/A	N/A	0.243
Class Y	0.250	N/A	N/A	0.250

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

26

The Hartford Equity Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		The	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,005.73	$6.02	$1,000.00	$1,019.21	$6.06	1.19%	184	365
Class B	$1,000.00	$1,001.51	$10.09	$1,000.00	$1,015.12	$10.16	2.00	184	365
Class C	$1,000.00	$1,001.32	$9.63	$1,000.00	$1,015.58	$9.70	1.91	184	365
Class I	$1,000.00	$1,006.39	$4.70	$1,000.00	$1,020.52	$4.74	0.93	184	365
Class R3	$1,000.00	$1,004.05	$7.73	$1,000.00	$1,017.49	$7.78	1.53	184	365
Class R4	$1,000.00	$1,005.64	$6.02	$1,000.00	$1,019.21	$6.06	1.19	184	365
Class R5	$1,000.00	$1,007.51	$4.40	$1,000.00	$1,020.82	$4.43	0.87	184	365
Class Y	$1,000.00	$1,006.95	$3.95	$1,000.00	$1,021.27	$3.97	0.78	184	365

27

The Hartford Equity Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Equity Income Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

28

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

29

The Hartford Equity Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, and Class R5 shares by 0.10% and Class Y shares by 0.05%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information

30

provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Floating Rate Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Floating Rate Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Floating Rate Fund inception 04/29/2005
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks a high level of current income, with capital appreciation as a secondary objective.

Performance Overview(1) 4/29/05 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the U.S.dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
Floating Rate A#	11.97%	3.37%	3.62%
Floating Rate A##	8.61%	2.75%	3.05%
Floating Rate B#	11.11%	2.59%	2.84%
Floating Rate B##	6.11%	2.28%	2.70%
Floating Rate C#	11.27%	2.62%	2.87%
Floating Rate C##	10.27%	2.62%	2.87%
Floating Rate I#	12.22%	3.63%	3.85%
Floating Rate R3#	11.75%	3.29%	3.56%
Floating Rate R4#	11.93%	3.45%	3.70%
Floating Rate R5#	12.25%	3.60%	3.83%
Floating Rate Y#	12.35%	3.69%	3.92%
Credit Suisse Leveraged Loan Index	11.22%	4.21%	4.38%

#	Without sales charge
##	With sales charge

 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Managers
Michael Bacevich	Frank Ossino
Managing Director	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Floating Rate Fund returned 11.97%, before sales charge, for the twelve-month period ended October 31, 2010, versus the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 11.22%, and the 10.56% average return of the Lipper Loan Participation Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The last twelve months in the leveraged loan market and The Fund continued the rally experienced in calendar year 2009, just after the credit crisis. In early 2009, we felt the economy was slowly starting to heal and positioned the Fund accordingly. We maintained this positioning throughout much of 2010.

Specifically, we increased our exposure to classic cyclical sectors such as Chemicals, Autos, and Retail, and increased our exposure with single-B ratings while concurrently reducing defensive sectors such as Healthcare and Food/Beverage. This repositioning resulted in strong absolute and peer relative (i.e. performance of the Fund as measured against the benchmark) performance. Going into calendar year 2010, fundamentals continued to improve and the technical picture became more favorable as investors searched for yield. We maintained a “cyclical/risk” bias within the Fund and also began using the North American Loan Credit Default

2

Swap Index instruments (LCDX–this is a specialized index of loan-only credit default swaps (CDS) covering 100 individual companies that have unsecured debt trading in the broad secondary markets) as a means to gain loan exposure (synthetically) while maintaining liquidity in the Fund. Finally, we increased our High Yield bond and Investment Grade bond position during the period, with a focus on quality, short-dated, liquid bonds where we felt repayment or refinancing would not be a problem.

In May of 2010, Sovereign debt issues made headlines and risk assets declined at a global level. These events gave us pause, and we reevaluated our more ‘bullish’ positioning. We subsequently decided to slowly pivot the Fund to a more neutral stance in cyclical sectors and increase our cash position. It appears we may have been slightly early in our pivot, since the bank loan market quickly resumed its rally. That said overall performance hasn’t suffered on a peer-relative or benchmark-relative basis.

The Fund’s largest contributors to positive benchmark-relative performance over the period were our cyclical overweight, as well as an overweight (i.e. the Fund’s sector position was greater than the benchmark position), to securities with single-B ratings. The Fund’s allocation to Investment Grade bonds and High Yield bonds helped to enhance yield and improve the Fund’s liquidity profile. The High Yield bond allocation also provided positive return attribution relative to benchmark.

The Fund’s allocation to LCDX investments was also a positive driver of performance. We actively managed the Fund’s allocation over the period. The Fund’s allocation to cash, as the credit markets continued to rally, was a benchmark-relative negative driver of Fund performance.

The Fund’s yield over the period remained competitive, driven by the allocation to bonds and more importantly, the Fund’s overweight to bank loans with LIBOR floors. With a LIBOR (London Interbank Offering Rate) floor, the lender still receives LIBOR plus a credit spread as interest; however, there is a minimum LIBOR (the floor) until actual LIBOR exceeds the set floor.

What is the outlook?

The Fund will enter 2011 with a more defensive posture driven primarily by two factors. First, there remains heightened uncertainty around the macro economy (Bush tax cuts, healthcare, carbon legislation, housing markets, sovereign issues). Second, the incremental spread between securities with BB-ratings and securities with single-B ratings has contracted to a level where we feel we are no longer “getting paid for the extra risk” in single-B rated securities.

Despite our shift in strategy, we are comfortable that the Fund is still positioned to capture the upside of the economic recovery should it take hold.

For the bank loan asset class, price appreciation should continue due to the strong demand for yield. In the months to come, we believe that the majority of the total return will become more and more attributable to the coupon as loans slowly grind towards par. As such, credit selection will become increasingly critical to generate outperformance. We do, however, expect defaults to remain low; our default expectation for the market is 2-3% over the next twelve month period.

We believe that weak but positive GDP growth combined with improved liquidity and access to capital bodes well for U.S. leveraged credit (loans and bonds) over the next twelve months. Risks to our expectations include a slower pace of economic growth, increased sovereign risks, and any significant increase – or deterioration of quality - in new loan supply.

Distribution by Credit Quality
as of October 31, 2010
Percentage of
Credit Rating *	Net Assets
Baa / BBB	2.1
Ba / BB	28.7
B	52.5
Caa / CCC or Lower	6.4
Unrated	5.6
U.S. Government Securities	4.9
Cash	3.9
Other Assets & Liabilities	(4.1)
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long-term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes cash-like instruments and other short-term instruments.

3

Diversification by Industry
as of October 31, 2010
Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	1.6%
Administrative Waste Management and Remediation	3.8
Agriculture, Construction, Mining and Machinery	1.1
Agriculture, Forestry, Fishing and Hunting	0.3
Air Transportation	3.2
Apparel Manufacturing	0.2
Arts, Entertainment and Recreation	8.8
Beverage and Tobacco Product Manufacturing	0.7
Chemical Manufacturing	5.0
Computer and Electronic Product Manufacturing	1.2
Construction	0.1
Finance and Insurance	6.0
Food Manufacturing	3.6
Food Services	0.4
Health Care and Social Assistance	11.2
Information	17.6
Mining	1.0
Miscellaneous Manufacturing	1.6
Motor Vehicle & Parts Manufacturing	6.3
Other Services	0.6
Paper Manufacturing	0.8
Petroleum and Coal Products Manufacturing	2.8
Plastics and Rubber Products Manufacturing	0.2
Professional, Scientific and Technical Services	1.6
Real Estate and Rental and Leasing	1.7
Retail Trade	6.2
Services	0.3
Soap, Cleaning Compound and Toilet Manufacturing	0.7
Textile Product Mills	0.3
Truck Transportation	1.2
Utilities	3.8
Wholesale Trade	1.4
Other Securities
Automobiles & Components	0.0%
Media	0.0
Short-Term Investments	8.8
Other Assets and Liabilities	(4.1)
Total	100.0%

Diversification by Security Type
as of October 31, 2010
Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	0.1%
Common Stocks	0.0
Corporate Bonds: Investment Grade	1.9
Corporate Bonds: Non-Investment Grade	6.7
Senior Floating Rate Interests: Investment Grade	0.2
Senior Floating Rate Interests: Non-Investment Grade	86.4
Warrants	0.0
Short-Term Investments	8.8
Other Assets and Liabilities	(4.1)
Total	100.0%

4

The Hartford Floating Rate Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.1%
	Finance and Insurance - 0.1%
	Bayview Financial Acquisition Trust
$2,600	2.41%, 05/28/2037 ⌂Δ	$17
	Helios Finance L.P.
3,352	2.61%, 10/20/2014 ■Δ	3,277
		3,294

	Total asset & commercial mortgage backed securities
	(cost $5,952)	$3,294

CORPORATE BONDS: INVESTMENT GRADE - 1.9%
	Air Transportation - 0.1%
	United Air Lines, Inc.
$3,898	10.40%, 11/01/2016 ‡	$4,405

	Beverage and Tobacco Product Manufacturing - 0.3%
	Anheuser-Busch InBev N.V.
5,000	7.20%, 01/15/2014 ■	5,862
8,000	7.75%, 01/15/2019 ■	10,345
		16,207
	Chemical Manufacturing - 0.3%
	Dow Chemical Co.
12,000	7.60%, 05/15/2014 ‡	14,119

	Information - 0.5%
	Qwest Corp.
9,945	8.88%, 03/15/2012 ‡	10,914
	Time Warner Cable, Inc.
13,000	7.50%, 04/01/2014 ‡	15,331
		26,245
	Mining - 0.6%
	Anglo American Capital plc
9,970	9.38%, 04/08/2014 ■	12,246
	Freeport-McMoRan Copper & Gold, Inc.
9,000	8.25%, 04/01/2015 ‡	9,641
	Rio Tinto Finance USA Ltd.
9,660	8.95%, 05/01/2014 ‡	12,063
		33,950
	Petroleum and Coal Products Manufacturing - 0.1%
	Valero Energy Corp.
3,688	9.38%, 03/15/2019	4,726

	Total corporate bonds: investment grade
	(cost $84,336)	$99,652

CORPORATE BONDS: NON-INVESTMENT GRADE - 6.7%
	Accommodation and Food Services - 0.3%
	MGM Mirage, Inc.
$6,500	11.13%, 11/15/2017	$7,475
	Wynn Las Vegas LLC
7,000	7.88%, 11/01/2017	7,612
		15,087
	Air Transportation - 0.2%
	Delta Air Lines, Inc.
7,186	9.50%, 09/15/2014 ■	7,905
	Arts, Entertainment and Recreation - 0.4%
	CCO Holdings LLC
3,000	7.25%, 10/30/2017 ■	3,098
	FireKeepers Development Authority
5,845	13.88%, 05/01/2015 ■	6,853
	Marquee Holdings, Inc.
9,215	9.51%, 08/15/2014 ‡	7,625
	XM Satellite Radio, Inc.
1,500	13.00%, 08/01/2013 ■	1,789
		19,365
	Beverage and Tobacco Product Manufacturing - 0.2%
	Constellation Brands, Inc.
8,850	8.38%, 12/15/2014 ‡	9,967

	Chemical Manufacturing - 0.4%
	Lyondell Chemical Co.
20,000	11.00%, 05/01/2018 ‡	22,400

	Finance and Insurance - 0.1%
	Ford Motor Credit Co.
4,000	12.00%, 05/15/2015 ‡	5,127

	Food Manufacturing – 0.3%
	Dole Food Co., Inc.
2,090	13.88%, 03/15/2014	2,579
	Smithfield Foods, Inc.
9,000	10.00%, 07/15/2014 ■	10,372
		12,951
	Food Services - 0.2%
	Aramark Corp.
12,000	8.50%, 02/01/2015 ‡	12,600

	Health Care and Social Assistance - 0.7%
	Community Health Systems, Inc.
3,000	8.88%, 07/15/2015	3,210
	DJO Finance LLC
3,150	10.88%, 11/15/2014 ‡	3,453
	HCA, Inc.
6,000	6.75%, 07/15/2013 ‡	6,240
	HealthSouth Corp.
6,360	10.75%, 06/15/2016 ‡	6,972
	Select Medical Corp.
7,000	7.63%, 02/01/2015	7,097
	Warner Chilcott, Inc.
6,805	7.75%, 09/15/2018 ■	7,077
		34,049
	Information - 1.6%
	Cricket Communications, Inc.
5,000	7.75%, 05/15/2016 ‡	5,388
	CSC Holdings LLC
14,265	8.50%, 04/15/2014	15,905
	Frontier Communications
10,000	7.88%, 04/15/2015	11,200
	Intelsat Subsidiary Holding Co.
1,000	8.50%, 01/15/2013 ‡	1,009
4,000	8.88%, 01/15/2015 ■	4,120
	Level 3 Financing, Inc.
6,826	4.34%, 02/15/2015 ‡Δ	5,734

The accompanying notes are an integral part of these financial statements.

5

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 6.7% - (continued)
	Information - 1.6% - (continued)
	Mediacom Broadband LLC
$5,000	8.50%, 10/15/2015 ‡	$5,225
	MetroPCS Wireless, Inc.
10,300	9.25%, 11/01/2014 ‡	10,789
	Videotron Ltee
8,000	6.88%, 01/15/2014	8,110
	West Corp.
1,810	9.50%, 10/15/2014	1,896
	Wind Acquisition Finance S.A.
3,500	11.75%, 07/15/2017 ■	3,990
	Windstream Corp.
9,500	8.13%, 08/01/2013	10,462
		83,828
	Mining - 0.1%
	Consol Energy, Inc.
4,550	8.00%, 04/01/2017 ■	4,982

	Miscellaneous Manufacturing - 0.1%
	Reynolds Group Issuer, Inc.
7,182	7.13%, 04/15/2019 ■	7,487

	Motor Vehicle & Parts Manufacturing - 0.5%
	American Axle & Manufacturing, Inc.
6,000	5.25%, 02/11/2014	5,835
8,858	9.25%, 01/15/2017 ■	10,043
	UCI Holdco, Inc.
7,801	9.25%, 12/15/2013 ‡Δ	7,700
		23,578
	Paper Manufacturing - 0.2%
	Georgia-Pacific LLC
4,000	8.13%, 05/15/2011 ‡	4,130
6,980	9.50%, 12/01/2011 ‡	7,521
		11,651
	Petroleum and Coal Products Manufacturing - 0.3%
	Inergy L.P.
1,179	8.25%, 03/01/2016 ‡	1,238
4,835	8.75%, 03/01/2015 ‡	5,258
	Western Refining, Inc.
8,000	10.75%, 06/15/2014 ■Δ	8,160
		14,656
	Professional, Scientific and Technical Services - 0.2%
	Affinion Group, Inc.
3,340	10.13%, 10/15/2013 ‡	3,436
3,305	11.50%, 10/15/2015 ‡	3,504
	Affinion Group, Inc., Guaranteed
5,535	10.13%, 10/15/2013 ‡	5,680
		12,620
	Retail Trade - 0.5%
	Amerigas Partners L.P.
7,375	7.13%, 05/20/2016 ‡	7,688
	Nebraska Book Co.
2,000	10.00%, 12/01/2011	2,028
	Supervalu, Inc.
6,000	8.00%, 05/01/2016 ‡	6,098
	Yankee Acquisition Corp.
11,000	8.50%, 02/15/2015	11,426
		27,240
	Utilities - 0.4%
	Calpine Corp.
20,000	7.25%, 10/15/2017 ■	20,800

	Total corporate bonds: non-investment grade
	(cost $321,161)	$346,293

SENIOR FLOATING RATE INTERESTS: INVESTMENT GRADE♦ - 0.2%
	Finance and Insurance - 0.2%
	Fortress Investment Group LLC
$10,000	5.75%, 09/30/2015 ±	$10,062

	Total senior floating rate interests: investment grade
	(cost $10,000)	$10,062

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 86.4%
	Accommodation and Food Services - 1.3%
	Harrah's Operating Co., Inc.
$34,000	3.29%, 01/28/2015 ±	$29,936
25,061	9.50%, 10/31/2016 ±	26,046
	Las Vegas Sands LLC
2,385	3.01%, 11/23/2016 ±	2,235
10,613	3.03%, 11/23/2015 – 11/23/2016 ±	9,945
		68,162
	Administrative Waste Management and Remediation - 3.8%
	Acosta, Inc.
31,712	2.51%, 07/29/2013 ±☼	31,078
	Affinion Group, Inc.
57,755	5.00%, 10/09/2016 ±☼	57,130
	Energy Solutions, Inc.
19,950	6.25%, 08/10/2016 ±	20,175
	Fleetcor Technologies Operating Co. LLC,
	Tranche 1 Term Loan
12,692	2.51%, 04/30/2013 ±	12,502
	Fleetcor Technologies Operating Co. LLC,
	Tranche 2 Term Loan
3,486	2.51%, 04/30/2013 ±	3,434
	Ozburn-Hessey Holding Co. LLC
11,542	7.50%, 04/01/2016 ±	11,700
	Sabre, Inc.
11,395	2.27%, 09/30/2014 ±	10,829
	Servicemaster Co., Delayed Draw Term Loan
2,264	2.50%, 07/24/2014 ◊☼	2,152
	Servicemaster Co., Term Loan B
22,736	2.50%, 07/24/2014 ◊☼	21,606
	Synagro Technologies, Inc.
8,324	2.26%, 03/28/2014 ±	7,200
	TransUnion LLC
10,629	6.75%, 06/15/2017 ±	10,792
	Volume Services America, Inc.
10,000	10.75%, 09/16/2016 ±	9,825
		198,423

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 86.4% - (continued)
	Agriculture, Construction, Mining and Machinery - 1.1%
	Goodman Global, Inc.
$5,000	4.00%, 10/28/2016 ◊☼	$5,062
	Goodyear Engineered Products
3,000	6.01%, 07/31/2015 ±	2,340
	Goodyear Engineered Products, Delayed Delivery Term Loan
3,831	2.76%, 07/31/2014 ±	3,330
	Goodyear Engineered Products, First Lien
27,170	2.76%, 07/31/2014 ±	23,612
	Lincoln Industries Corp., First Lien Delayed Draw
860	3.51%, 07/11/2014 ±	842
	Lincoln Industries Corp., First Lien Term Loan
2,228	3.51%, 07/11/2014 ±	2,184
	Lincoln Industries Corp., Second Lien Term Loan
7,000	6.01%, 01/10/2015 ±⌂	6,860
	Nacco Material Handling Group
12,299	2.20%, 03/22/2013 ±	11,407
		55,637
	Agriculture, Forestry, Fishing and Hunting - 0.3%
	WM Bolthouse Farms, Inc.
13,000	9.50%, 08/11/2016 ±	13,114

	Air Transportation – 2.9%
	AWAS Aviation Holdings LLC
10,000	7.75%, 06/10/2016 ±	10,206
	Delta Air Lines, Inc.
22,824	1.97%, 04/30/2012 ±	22,441
13,937	3.54%, 04/30/2014 ±	13,449
9,247	8.75%, 09/27/2013 ±	9,346
	MacQuarie Aircraft Leasing Finance S.A.
13,113	1.76%, 11/29/2013 ±⌂	12,327
9,725	4.26%, 11/29/2013 ±⌂	8,266
	United Air Lines, Inc.
64,912	2.31%, 02/01/2014 ±	61,555
	US Airways Group, Inc.
14,686	2.79%, 03/23/2014 ±	13,135
		150,725
	Apparel Manufacturing - 0.2%
	Phillips Van-Heusen Corp.
8,583	4.75%, 05/06/2016 ±	8,643

	Arts, Entertainment and Recreation - 8.4%
	24 Hour Fitness Worldwide, Inc.
31,920	6.75%, 04/15/2016 ±	30,378
	AMC Entertainment Holdings, Inc.
18,200	5.29%, 06/13/2012 ±	17,791
	Anheuser-Busch Cos., Inc.
8,590	5.75%, 06/15/2016 ±	8,644
	Caribe Information Investment, Inc.
11,231	2.60%, 03/29/2013 ±⌂	7,338
	Cedar Fair L.P.
31,920	5.50%, 12/15/2016 ±	32,359
	Cengage
37,496	2.54%, 07/05/2014 ±☼	34,315
	Cenveo, Inc., Delayed Draw Term Loan
387	4.79%, 06/21/2013 ±	382
	Cenveo, Inc., Term Loan C
16,704	4.79%, 06/21/2013 ±	16,487
	Chester Downs and Marina LLC
2,491	9.88%, 07/31/2016 ◊☼	2,526
11,468	12.38%, 07/31/2016 ±	11,630
	Dex Media West LLC
14,781	7.00%, 10/24/2014 ±	13,632
	F & W Publications, Inc.
3,888	7.75%, 06/09/2014 ±⌂	3,033
1,626	15.00%, 12/09/2014 ±⌂	762
	Gatehouse Media Operating, Inc., Delayed Draw Term Loan
3,305	2.26%, 08/05/2014 ±	1,188
	Gatehouse Media Operating, Inc., Initial Term Loan
11,852	2.26%, 08/05/2014 ±	4,261
	Golden Nugget, Inc.
1,441	3.09%, 06/22/2014 ±	1,142
2,531	3.26%, 06/22/2014 ±	2,007
	Greenwood Racing, Inc.
13,547	2.51%, 11/14/2011 ±	13,344
	Penn National Gaming, Inc.
29,000	2.03%, 10/03/2012 ±☼	28,839
	Penton Media, Inc.
8,832	5.00%, 08/01/2014 ±	6,470
	Pittsburgh Casino
6,965	12.00%, 02/19/2013 ±	7,013
	Postmedia Network, Inc.
10,945	9.00%, 06/13/2016 ±	11,068
	R.H. Donnelley, Inc.
7,990	9.00%, 10/24/2014 ±	6,749
	Sinclair Television Group
11,577	5.50%, 10/29/2015 ±	11,714
	Six Flags, Inc.
26,123	6.00%, 06/30/2016 ±	26,202
	Spanish Broadcasting System, Inc.
14,860	2.04%, 06/10/2012 ±☼	14,203
	Universal City Development Partners Ltd.
10,954	5.50%, 11/06/2014 ±	11,036
	Univision Communications, Inc.
60,520	4.51%, 03/29/2017 ±☼	57,191
	Venetian Macau Ltd., Delayed Draw Term Loan
14,937	4.78%, 05/25/2012 ±	14,937
	Venetian Macau Ltd., Term Loan
25,692	4.78%, 05/25/2013 ±	25,692
	Venetian Macau Ltd., Term Loan B Add-On
12,672	4.78%, 05/25/2013 ±	12,673
		435,006
	Beverage and Tobacco Product Manufacturing - 0.2%
	Van Houtte, Inc.
5,000	5.79%, 01/19/2015 ±	4,866
	Van Houtte, Inc., First Lien Term Loan
5,942	2.79%, 07/09/2014 ±	5,861
	Van Houtte, Inc., Second Lien Term Loan
810	2.79%, 07/09/2014 ±	799
		11,526

The accompanying notes are an integral part of these financial statements.

7

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 86.4% - (continued)
		Chemical Manufacturing - 4.3%
		Arizona Chemical Co.
	$7,814	2.30%, 02/27/2013 ±	$7,755
	11,250	5.80%, 02/27/2014 ±	11,025
		Cognis GMBH
	11,000	2.29%, 09/15/2013 ±	10,851
		Columbian Chemicals Co.
	13,335	6.31%, 03/15/2013 ±	13,069
		Hexion Specialty Chemicals
	968	4.06%, 05/05/2015 ±	936
	2,629	4.19%, 05/05/2015 ±	2,560
EUR	1,823	4.63%, 05/05/2015 ±	2,416
		Hexion Specialty Chemicals, Tranche C-1B Term Loan Ext
	54,304	4.06%, 05/05/2015 ±☼	52,947
		Hexion Specialty Chemicals, Tranche C-2B Term Loan Ext
	23,848	4.06%, 05/05/2015 ±☼	23,252
		Huntsman International LLC
	12,702	1.78%, 04/19/2014 ±	12,416
	5,608	2.52%, 06/30/2016 ±	5,505
		Ineos Group
	30,059	7.50%, 12/16/2013 ±	30,629
	34,521	8.00%, 12/16/2014 ±	35,348
		MacDermid, Inc.
	12,746	2.26%, 04/12/2014 ±	12,109
			220,818
		Computer and Electronic Product Manufacturing - 1.2%
		Freescale Semiconductor, Inc.
	50,110	4.51%, 12/01/2016 ±	47,173
		Spansion LLC
	12,942	7.50%, 02/01/2015 ±	13,131
			60,304
		Construction - 0.1%
		Contech Construction Products
	6,981	4.25%, 01/31/2013 ±	6,027

		Finance and Insurance - 5.6%
		AGFS Funding Co.
	31,560	7.25%, 04/21/2015 ±☼	31,817
		Asurion Corp.
	24,000	5.25%, 03/31/2015 ◊☼	23,550
		BNY Convergex Group LLC
	18,937	3.26%, 08/30/2013 – 09/30/2013 ±	18,522
	1,000	7.01%, 04/02/2014 ±	959
		Buckeye Check Cashing, Inc.
	7,244	2.79%, 05/01/2012 ±⌂	4,467
		CB Richard Ellis Service, Term Loan B1
	5,149	6.25%, 12/20/2015 ±	5,149
		CB Richard Ellis Service, Tranche B1-A
	1,990	6.25%, 12/20/2015 ±	1,990
		Evertec, Inc.
	12,000	7.50%, 08/31/2016 ±	11,940
		HMSC Corp.
	3,826	2.51%, 04/03/2014 ±⌂	3,080
		Hub International Holdings, Inc.
	2,547	2.50%, 06/12/2014 ±	2,434
	12,036	2.79%, 06/14/2014 ±	11,499
	13,853	6.75%, 06/13/2014 ±	13,691
		Interactive Data Corp.
17,955	6.75%, 02/01/2017 ±	18,262
	LPL Holdings, Inc.
1,422	2.04%, 12/18/2014 ±	1,409
4,477	4.25%, 06/25/2015 ±	4,455
13,940	5.25%, 06/28/2017 ±	13,835
	MacAndrews Amg Holdings LLC
7,923	6.28%, 04/17/2012 ±⌂	6,497
	MSCI, Inc.
21,324	4.75%, 06/01/2016 ±	21,424
	N.E.W. Holdings I LLC
14,357	6.00%, 03/23/2016 ±	14,273
	Nuveen Investments, Inc.
82,343	3.29%, 11/13/2014 ±	76,945
4,165	12.50%, 07/31/2015 ±☼	4,516
		290,714
	Food Manufacturing - 3.3%
	American Seafoods Group, Term Loan B
29,578	5.50%, 05/07/2015 ±	29,513
	Dole Food Co., Inc.
17,299	5.04%, 03/03/2017 ±	17,377
6,965	5.06%, 03/03/2017 ±	6,997
	Pinnacle Foods
34,958	2.76%, 03/30/2014 ±	33,973
	Pinnacle Foods Finance LLC
15,960	6.00%, 04/02/2014 ±	16,120
	Roundy's Supermarkets, Inc.
52,358	7.00%, 11/03/2013 ±	52,009
1,250	10.00%, 04/16/2016 ±	1,269
	Shearer's Foods, Inc.
11,940	6.75%, 03/31/2015 ±	11,761
		169,019
	Food Services - 0.2%
	Aramark Corp., Extended LC
617	3.25%, 07/26/2016 ◊☼	612
	Aramark Corp., Extended Term Loan
9,383	3.25%, 07/26/2016 ◊☼	9,307
		9,919
	Health Care and Social Assistance - 10.5%
	AGA Medical Corp.
7,551	2.36%, 04/26/2013 ±	7,479
	Alere, Inc.
7,795	2.27%, 06/27/2014 ±	7,486
17,628	4.51%, 06/26/2015 ±	17,019
	Ardent Health Services LLC
13,234	6.50%, 09/15/2015 ±	13,159
	Aspen Dental Management, Inc.
12,000	7.75%, 10/06/2016 ±☼	12,045
	ATI Holdings LLC
11,144	7.50%, 03/14/2016 ±	10,846
	Bausch & Lomb, Inc.
1,952	1.00%, 04/26/2015 ◊☼	1,905
8,048	3.25%, 04/20/2015 ◊☼	7,854
	Biomet, Inc.
15,000	3.00%, 03/25/2015 ◊☼	14,780
	Community Health Systems, Inc., Delayed Draw Term Loan
3,050	2.55%, 07/25/2014 ±	2,998

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 86.4% - (continued)
	Health Care and Social Assistance - 10.5% - (continued)
	Community Health Systems, Inc., Term Loan B
$60,037	2.51%, 07/25/2014 ±	$59,012
	DaVita, Inc.
16,800	6.25%, 10/20/2016 ±	16,960
	DJO Finance LLC
11,868	3.26%, 04/07/2013 ±☼	11,601
	Gentiva Health Services, Inc.
15,000	6.75%, 08/15/2016 ±	15,084
	Golden Gate National
5,683	3.01%, 03/14/2011 ±	5,501
10,700	8.01%, 09/30/2011 ±	10,339
	Grifols S.A.
18,930	4.25%, 10/15/2016 ◊☼	19,124
	Harrington Holdings, Inc.
12,000	6.75%, 09/30/2016 ±☼	11,970
	HCA, Inc.
26,594	2.54%, 11/17/2013 ±	26,049
47,805	3.54%, 03/31/2017 ±☼	46,919
	IASIS Healthcare Capital Corp.
559	2.25%, 03/17/2014 ±	543
13,889	5.54%, 06/13/2014 ±	13,438
	IASIS Healthcare Capital Corp., Delayed Draw Term Loan
2,127	2.26%, 03/17/2014 ±	2,068
	IASIS Healthcare Capital Corp., Term Loan B
6,145	2.26%, 03/17/2014 ±	5,976
	IMS Health, Inc.
13,714	5.25%, 02/15/2016 ±	13,834
	Multiplan, Inc.
30,744	6.50%, 08/24/2017 ±☼	30,812
	National Mentor
7,186	2.29%, 06/27/2013 ±	6,584
450	2.30%, 06/27/2013 ±	413
	National Renal Institutes, Inc.
8,444	9.00%, 03/31/2013 ±	8,444
	NBTY, Inc.
28,595	6.25%, 07/14/2017 ±	28,952
	Renal Advantage, Inc.
8,978	6.00%, 06/03/2016 ±	9,011
	Select Medical Corp., Extended Add-On
2,237	3.75%, 08/22/2014 ±	2,221
	Select Medical Corp., Extended Term Loan
12,302	4.09%, 08/22/2014 ±	12,218
	Select Medical Corp., Term Loan B
2,000	3.75%, 02/24/2012 ◊☼	1,968
	Sheridan Group, Inc.
8,592	2.54%, 06/15/2014 ±	7,937
	United Surgical Partners International
1,453	2.26%, 04/19/2014 ±	1,396
7,689	2.27%, 04/19/2014 ±	7,391
	Valeant Pharmaceuticals International
9,850	4.40%, 09/27/2016 ±☼	9,948
	Vanguard Health Holdings Co. II LLC
16,928	5.00%, 01/29/2016 ±	16,986
	Warner Chilcott, Inc., Term A Commitment
10,316	6.00%, 10/30/2014 ±	10,284
	Warner Chilcott, Inc., Term B-2 Commitment
9,067	6.25%, 04/30/2015 ±	9,110
	Warner Chilcott, Inc., Term Loan B
5,424	6.25%, 04/30/2015 ±	5,449
	Warner Chilcott, Inc., Term Loan B Add-On
5,071	6.25%, 04/30/2015 ±	5,095
	Warner Chilcott, Inc., Term Loan B-3
8,806	6.50%, 02/20/2016 ±	8,878
	Warner Chilcott, Inc., Term Loan B-4
2,859	6.50%, 02/20/2016 ±	2,882
		539,968
	Information - 15.5%
	Alaska Communication Systems Holdings, Inc.
18,000	4.00%, 10/21/2016 ◊	18,059
	Aspect Software, Inc.
24,875	6.25%, 05/07/2016 ±	24,937
	Avaya, Inc.
11,900	3.06%, 10/24/2014 ±	10,794
	CDW Corp.
84,314	4.26%, 10/10/2014 ±	80,024
	Ceridian Corp.
29,615	3.26%, 11/09/2014 ±	27,258
	Charter Communications Operating LLC
5,410	2.26%, 03/06/2014 ±	5,306
75,637	3.54%, 09/01/2016 ±	74,197
13,169	7.25%, 03/06/2014 ±	13,624
	Cincinnati Bell, Inc.
6,617	6.50%, 06/11/2017 ±☼	6,669
	CMP Susquehanna Corp.
8,233	2.31%, 05/06/2013 ±	7,348
	Cumulus Media, Inc.
10,262	4.01%, 06/11/2014 ±	9,382
	CW Media Holdings, Inc.
6,982	3.26%, 02/15/2015 ±	6,930
	Emdeon Business Services LLC
5,881	2.26%, 11/16/2013 ±☼	5,763
11,065	5.26%, 05/16/2014 ±	10,927
	Fidelity National Information Services, Inc.
5,950	5.25%, 07/18/2016 ±	6,029
	Fifth Third Processing Solutions LLC
21,400	4.00%, 11/01/2016 ◊☼	21,614
3,200	6.75%, 11/01/2017 ◊☼	3,244
	First Data Corp.
83,168	3.01%, 09/24/2014 ±	74,787
	Infor Global Solutions
968	5.01%, 07/28/2015 ±	880
2,000	5.76%, 03/02/2014 ±	1,330
30,109	6.01%, 12/01/2013 - 07/28/2015 ±	27,889
	Intelsat Bermuda Ltd., Term Loan A-3
1,111	2.79%, 07/03/2012 ±	1,083
	Intelsat Bermuda Ltd., Term Loan B-2A
9,636	2.79%, 01/03/2014 ±	9,389
	Intelsat Bermuda Ltd., Term Loan B-2B
9,629	2.79%, 01/03/2014 ±	9,383
	Intelsat Bermuda Ltd., Term Loan B-2C
9,629	2.79%, 01/03/2014 ±	9,383

The accompanying notes are an integral part of these financial statements.

9

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 86.4% - (continued)
	Information - 15.5% - (continued)
	Intelsat Ltd.
$3,360	2.79%, 07/03/2012 ±	$3,276
23,926	3.29%, 02/01/2014 ±	22,709
	Kronos, Inc.
4,627	2.04%, 06/12/2014 ±	4,500
	LBI Media, Inc.
8,794	1.76%, 05/01/2012 ±⌂	8,266
	Level 3 Communications Corp.
59,441	2.54%, 03/01/2014 ±	55,386
8,310	11.50%, 03/13/2014 ±	8,975
	Mediacom Broadband LLC, Term Loan D-2
1,297	2.00%, 01/31/2015 ±	1,238
	Mediacom Broadband LLC, Term Loan E
15,122	4.50%, 10/23/2017 ±	14,867
	Mediacom Broadband LLC, Tranche F Term Loan
18,269	4.50%, 10/23/2017 ±	18,087
	Mediacom LLC
6,696	2.00%, 01/31/2015 ±	6,328
6,930	5.50%, 03/31/2017 ±	6,872
	Metro PCS Wireless, Inc.
1,076	2.56%, 11/04/2013 ±	1,066
11,720	3.81%, 11/03/2016 ±	11,717
	Ntelos, Inc.
12,658	5.75%, 08/07/2015 ±	12,731
	Peak 10, Inc.
10,000	7.25%, 10/05/2016 ±	9,900
	Raycom TV Broadcasting, Inc.
14,158	1.81%, 06/25/2014 ±⌂	13,025
	Securus Technologies, Inc.
11,022	8.00%, 10/31/2014 ±	11,049
	SkillSoft Corp.
9,975	6.50%, 05/26/2017 ±	10,059
	TransFirst Holdings, Inc.
15,061	3.04%, 06/12/2014 ±	13,705
1,079	6.29%, 06/12/2015 ±	1,004
	TWCC Holding Corp.
16,461	5.00%, 09/14/2015 ±	16,502
	UPC Financing Partnership
13,122	4.25%, 12/31/2016 - 12/31/2017 ±	12,752
	Verint Systems, Inc.
12,932	5.25%, 05/23/2014 ±	12,770
	West Corp.
3,132	2.63%, 10/24/2013 ±	3,067
	West Corp., Term Loan B-4
17,558	4.51%, 07/15/2016 ±	17,462
	West Corp., Term Loan B-5
7,695	4.51%, 07/15/2016 ±	7,653
	WideOpenWest Finance LLC
14,663	2.76%, 07/01/2014 ±	13,588
4,986	6.51%, 06/29/2015 ±	4,437
12,591	6.76%, 06/28/2014 ±	12,255
		801,475
	Mining - 0.3%
	Fairmount Minerals Ltd.
15,000	6.25%, 08/05/2016 ±	15,155

	Miscellaneous Manufacturing - 1.5%
	DAE Aviation Holdings, Inc., Term Loan B1
8,156	4.04%, 09/27/2014 ±☼	7,830
	DAE Aviation Holdings, Inc., Term Loan B2
7,898	4.04%, 09/27/2014 ±☼	7,581
	Graham Packaging Co., Inc.
15,000	6.00%, 09/16/2016 ±	15,129
32,179	6.75%, 04/15/2014 ±	32,411
	Provo Craft and Novelty, Inc.
12,000	8.00%, 03/22/2016 ±⌂	11,745
		74,696
	Motor Vehicle & Parts Manufacturing - 5.8%
	Allison Transmission, Inc.
20,000	2.75%, 08/07/2014 ◊☼	19,181
	AM General LLC
657	3.26%, 09/30/2012 ±⌂	582
12,191	3.28%, 09/30/2013 ±⌂	10,789
	Dana Holding Corp.
75,259	4.59%, 01/31/2015 ±	75,070
	Federal Mogul Corp.
51,641	2.20%, 12/27/2014 – 12/27/2015 ±☼	45,745
	Ford Motor Co., Term Loan
42,493	3.04%, 12/16/2013 ±	41,981
	Ford Motor Co., Term Loan B2
40,483	3.03%, 12/15/2013 ±	39,901
	Navistar Financial Corp.
28,070	4.56%, 12/16/2012 ±	27,754
	Tomkins plc
38,200	6.75%, 09/15/2016 ±	38,597
		299,600
	Other Services - 0.6%
	Alliance Laundry Systems, Inc.
14,000	6.25%, 10/15/2016 ±	14,119
	Rental Service Corp.
17,017	3.80%, 11/27/2013 ±	16,643
		30,762
	Paper Manufacturing - 0.6%
	Georgia-Pacific Corp.
11,845	2.29%, 12/20/2012 ±	11,814
	Smurfit-Stone Container Enterprise
19,950	6.75%, 02/22/2016 ±	20,110
		31,924
	Petroleum and Coal Products Manufacturing - 2.4%
	Big West Oil LLC
9,878	12.00%, 07/23/2015 ±	10,051
	Calumet Lubricants Co., L.P.
2,610	2.30%, 12/29/2014 ±	2,493
19,229	4.38%, 01/03/2015 ±	18,363
	Dynegy Holdings, Inc., Letter of Credit
55,643	4.01%, 04/02/2013 ±	54,789
	Dynegy Holdings, Inc., Term Loan
3,900	4.01%, 04/02/2013 ±	3,840
	Turbo Beta Ltd.
5,276	14.50%, 03/12/2018 ±⌂	3,271
	Western Refining, Inc.
20,547	10.75%, 05/30/2014 ±	20,667
	Willbros Group, Inc.
12,000	9.50%, 06/30/2014 ±	11,880
		125,354

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 86.4% - (continued)
	Plastics and Rubber Products Manufacturing - 0.2%
	Jarden Corp.
$3,181	2.04%, 01/24/2012 ±	$3,172
8,977	3.54%, 01/26/2015 ±	9,008
		12,180
	Professional, Scientific and Technical Services - 1.4%
	Advantage Sales & Marketing, Inc.
18,292	5.00%, 05/05/2016 ±	18,201
6,933	8.50%, 05/05/2017 ±	7,003
	Brand Energy & Infrastructure Services
5,818	2.56%, 02/07/2014 ±	5,411
1,844	3.56%, 02/07/2014 ±	1,738
	IMG Worldwide, Inc.
9,975	7.25%, 06/14/2015 ±	9,853
	SunGard Data Systems, Inc.
9,974	2.01%, 02/28/2014 ±	9,691
14,751	4.03%, 02/28/2016 ±☼	14,606
	Tensar Corp.
5,760	3.79%, 10/28/2012 ±	5,069
		71,572
	Real Estate and Rental and Leasing - 1.7%
	International Lease Finance Corp.
8,654	6.75%, 03/17/2015 ±	8,845
6,346	7.00%, 03/17/2016 ±	6,487
	Realogy Corp.
8,551	3.11%, 10/05/2013 ±	7,819
68,658	3.26%, 10/10/2013 – 10/05/2014 ±	62,779
		85,930
	Retail Trade - 5.7%
	Atrium Companies, Inc.
14,428	7.00%, 04/29/2016 ±	14,049
	Dollar General Corp.
32,924	3.02%, 07/06/2014 ±☼	32,578
	Easton-Bell Sports, Inc.
4,000	11.50%, 12/31/2015 ±⌂	3,900
	Michaels Stores, Inc.
14,432	2.63%, 10/31/2013 ±	13,966
64,519	4.88%, 07/31/2016 ±	63,921
	Neiman Marcus Group
30,251	2.29%, 04/06/2013 ±	29,489
	Rite Aid Corp.
23,453	2.01%, 06/01/2014 ±☼	21,091
53,989	6.00%, 06/04/2014 ±☼	53,607
	Sports Authority, Inc.
22,749	2.54%, 04/25/2013 ±	22,294
	The Chef's Warehouse LLC
10,000	11.00%, 04/15/2014 ±⌂	9,850
	Toys R Us, Inc.
14,500	6.00%, 08/16/2016 ±	14,558
	United Components, Inc.
16,000	6.25%, 03/15/2017 ±	16,090
		295,393
	Services - 0.3%
	Clarke American Corp.
18,373	2.78%, 02/28/2014 ±	16,526

	Soap, Cleaning Compound and Toilet Manufacturing - 0.7%
	Philosophy, Inc.
5,015	2.01%, 03/17/2014 ±	4,827
	Revlon Consumer Products Corp.
16,935	6.00%, 03/11/2015 ±☼	16,946
	Yankee Candle Co.
12,939	2.26%, 02/06/2014 ±☼	12,566
		34,339
	Textile Product Mills - 0.3%
	Levi Strauss & Co.
14,878	2.51%, 03/09/2014 ±⌂	13,948

	Truck Transportation - 1.2%
	Cardinal Logistics Management
4,775	12.50%, 09/23/2013 ±⌂	3,104
	Swift Transportation Co., Inc., LC Facility Deposits
15,000	8.25%, 05/10/2014 ±	14,425
	Swift Transportation Co., Inc., Term Loan B
42,959	8.25%, 05/10/2014 ±	42,381
		59,910
	Utilities - 3.4%
	Astoria Generating Co. Acquisitions LLC
6,893	2.04%, 02/23/2013 ±	6,789
17,500	4.04%, 08/23/2013 ±	17,216
	BRSP LLC
27,789	7.50%, 06/24/2014 ±	27,928
	Calpine Corp.
23,543	3.17%, 03/29/2014 ±☼	23,396
	NRG Energy, Inc.
22,220	3.54%, 08/31/2015 ±	22,151
	Reliant Energy, Inc.
9,000	2.01%, 06/30/2014 ±	8,905
	Texas Competitive Electric Holdings Co.
	LLC, Delayed Draw Term Loan
32,732	3.76%, 10/10/2014 ±	25,350
	Texas Competitive Electric Holdings Co.
	LLC, Term Loan B1
29,653	3.76%, 10/10/2014 ±	23,078
	TPF Generation Holdings LLC
703	2.29%, 12/15/2011 ±	673
15,744	4.54%, 12/21/2014 ±	14,386
	TPF Generation Holdings LLC, LC Facility Deposits
2,245	2.29%, 12/15/2013 ±	2,148
	TPF Generation Holdings LLC, Term Loan
5,443	2.29%, 12/15/2013 ±	5,208
		177,228
	Wholesale Trade - 1.4%
	Michael Foods, Inc.
14,963	6.25%, 06/29/2016 ±	15,220
	Reynolds Consumer Products, Inc.
12,400	2.38%, 05/01/2016 ±☼	12,491
4,625	4.00%, 08/01/2015 ±☼	4,626
18,881	6.25%, 05/05/2016 ±	18,985
9,938	6.75%, 05/05/2016 ±	10,021

The accompanying notes are an integral part of these financial statements.

11

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 86.4%
	Wholesale Trade - 1.4% - (continued)
	Spectrum Brands, Inc.
$12,000	8.00%, 06/16/2016 ±	$12,223
		73,566
	Total senior floating rate interests: non-investment grade
	(cost $4,397,401)	$4,457,563

COMMON STOCKS - 0.0%
	Automobiles & Components - 0.0%
–	Lear Corp. ●	$9

	Media - 0.0%
16	F & W Publications, Inc. ●†	–

	Total common stocks
	(cost $2)	$9

WARRANTS - 0.0%
	Media - 0.0%
19	Cumulus Media, Inc.	$59
6	F & W Publications, Inc. †	–
		59
	Total warrants
	(cost $1)	$59

	Total long-term investments
	(cost $4,818,853)	$4,916,932

SHORT-TERM INVESTMENTS - 8.8%
	Investment Pools and Funds - 0.6%
31,329	JP Morgan U.S. Government Money Market Fund	$31,329

	Repurchase Agreements - 3.3%
	BNP Paribas Securities Corp. Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $41,535,
	collateralized by U.S. Treasury Bond
	6.25%, 2030, value of $42,736)
$41,535	0.21%, 10/31/2010	41,535
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $41,485,
	collateralized by U.S. Treasury Bill
	1.50%, 2010, U.S. Treasury Note 1.88%,
	2017, value of $42,179)
41,484	0.21%, 10/31/2010	41,484
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	11/01/2010 in the amount of $25,794,
	collateralized by U.S. Treasury Note
	4.25%, 2014, value of $26,309)
25,793	0.20%, 10/31/2010	25,793
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in
	the amount of $62,335, collateralized by
	U.S. Treasury Note 0.88% - 3.25%, 2012 -
	2016, value of $63,581)
62,334	0.21%, 10/31/2010	62,334
		171,146
	U.S. Treasury Bills - 4.9%
150,000	0.13%, 12/2/2010 ○		149,983
100,000	0.14%, 11/12/2010 ○‡		99,995
			249,978
	Total short-term investments
	(cost $452,453)		$452,453

	Total investments
	(cost $5,271,306) ▲	104.1%	$5,369,385
	Other assets and liabilities	(4.1)%	(211,389)
	Total net assets	100.0%	$5,157,996

The accompanying notes are an integral part of these financial statements.

12

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.2% of total net assets at October 31, 2010.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $5,274,310 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$148,126
Unrealized Depreciation	(53,051)
Net Unrealized Appreciation	$95,075

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at October 31, 2010, rounds to zero market value and percentage of total net assets.

●	Currently non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $128,406, which represents 2.49% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2010 was $301,781.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2010.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2010.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

EUR	– EURO

♦
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments of principal from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays principal cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
08/2006 - 10/2009	$657	AM General LLC, 3.26%, 09/30/2012	$653
08/2006 - 10/2009	$12,191	AM General LLC, 3.28%, 09/30/2013	12,088
04/2007	$2,600	Bayview Financial Acquisition Trust, 2.41%, 05/28/2037	2,600
04/2006 - 05/2008	$7,244	Buckeye Check Cashing, Inc., 2.79%, 05/01/2012	7,090
03/2007 - 09/2010	$4,775	Cardinal Logistics Management, 12.50%, 09/23/2013	4,699
03/2006 - 06/2007	$11,231	Caribe Information Investment, Inc., 2.60%, 03/29/2013	11,242
09/2010	$4,000	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	3,941
06/2010	$3,888	F & W Publications, Inc., 7.75%, 06/09/2014	3,249
06/2010 - 10/2010	$1,626	F & W Publications, Inc., 15.00%, 12/09/2014	861
04/2007	$3,826	HMSC Corp., 2.51%, 04/03/2014	3,829
04/2006 - 01/2007	$8,794	LBI Media, Inc., 1.76%, 05/01/2012	8,769
03/2007 - 05/2007	$14,878	Levi Strauss & Co., 2.51%, 03/09/2014	14,807
07/2007 - 01/2010	$7,000	Lincoln Industries Corp., Second Lien Term Loan, 6.01%, 01/10/2015	6,518
04/2007 - 02/2010	$7,923	MacAndrews Amg Holdings LLC, 6.28%, 04/17/2012	7,736

The accompanying notes are an integral part of these financial statements.

13

The Hartford Floating Rate Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Period Acquired	Shares/ Par	Security	Cost Basis
03/2007 - 05/2007	$13,113	MacQuarie Aircraft Leasing Finance S.A., 1.76%, 11/29/2013	$13,113
03/2007 - 06/2009	$9,725	MacQuarie Aircraft Leasing Finance S.A., 4.26%, 11/29/2013	7,265
03/2010	$12,000	Provo Craft and Novelty, Inc., 8.00%, 03/22/2016	11,676
02/2006 - 05/2007	$14,158	Raycom TV Broadcasting, Inc., 1.81%, 06/25/2014	14,151
10/2010	$10,000	The Chef's Warehouse LLC, 11.00%, 04/15/2014	9,704
06/2008 - 08/2010	$5,276	Turbo Beta Ltd., 14.50%, 03/12/2018	5,276

The aggregate value of these securities at October 31, 2010, was $131,127, which represents 2.54% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.
14

The Hartford Floating Rate Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$3,294	$–	$–	$3,294
Common Stocks ‡	9	9	–	–
Corporate Bonds: Investment Grade	99,652	–	95,247	4,405
Corporate Bonds: Non-Investment Grade	346,293	–	346,293	–
Senior Floating Rate Interests: Investment Grade	10,062	–	10,062	–
Senior Floating Rate Interests: Non-Investment Grade	4,457,563	–	4,457,563	–
Warrants	59	59	–	–
Short-Term Investments	452,453	31,329	421,124	–
Total	$5,369,385	$31,397	$5,330,289	$7,699

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	October
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	31, 2010
Assets:
Asset & Commercial Mortgage Backed Securities	$12,019	$(3,368)	$9,761	†	$—	$—	$(15,118)	$—	$—	$3,294
Common Stocks	—	—	(2	)‡	—	2	—	—	—	—
Corporate Bonds and Senior Floating Rate Interests	40,951	6,115	(1,020	)§	1,558	1,638	(61,050)	50,084	(33,871)	4,405
Warrants	—	—	(1	)**	—	1	—	—	—	—
Total	$52,970	$2,747	$8,738		$1,558	$1,641	$(76,168)	$50,084	$(33,871)	$7,699

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $1,342.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $(2).
§	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $427.
**	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $(1).

The accompanying notes are an integral part of these financial statements.

15

The Hartford Floating Rate Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $5,271,306)	$5,369,385
Cash	6,137
Receivables:
Investment securities sold	44,833
Fund shares sold	50,366
Dividends and interest	25,595
Other assets	173
Total assets	5,496,489
Liabilities:
Payables:
Investment securities purchased	319,101
Fund shares redeemed	12,153
Investment management fees	508
Dividends	5,797
Administrative fees	—
Distribution fees	401
Accrued expenses	533
Total liabilities	338,493
Net assets	$5,157,996
Summary of Net Assets:
Capital stock and paid-in-capital	$5,607,197
Accumulated undistributed net investment income	2,158
Accumulated net realized loss on investments and foreign currency transactions	(549,438)
Unrealized appreciation of investments	98,079
Net assets	$5,157,996

Shares authorized	2,650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.81 /$9.08
Shares outstanding	208,833
Net assets	$1,840,478
Class B: Net asset value per share	$8.81
Shares outstanding	5,338
Net assets	$47,006
Class C: Net asset value per share	$8.81
Shares outstanding	220,947
Net assets	$1,945,470
Class I: Net asset value per share	$8.82
Shares outstanding	136,339
Net assets	$1,202,589
Class R3: Net asset value per share	$8.83
Shares outstanding	861
Net assets	$7,598
Class R4: Net asset value per share	$8.81
Shares outstanding	266
Net assets	$2,339
Class R5: Net asset value per share	$8.82
Shares outstanding	1,242
Net assets	$10,956
Class Y: Net asset value per share	$8.80
Shares outstanding	11,536
Net assets	$101,560

The accompanying notes are an integral part of these financial statements.

16

The Hartford Floating Rate Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$98
Interest	268,660
Total investment income	268,758

Expenses:
Investment management fees	25,562
Administrative services fees	13
Transfer agent fees	3,081
Distribution fees
Class A	3,830
Class B	472
Class C	15,953
Class R3	26
Class R4	5
Custodian fees	13
Accounting services fees	759
Registration and filing fees	401
Board of Directors' fees	79
Audit fees	106
Other expenses	592
Total expenses (before waivers and fees paid indirectly)	50,892
Expense waivers	(24)
Custodian fee offset	—
Total waivers and fees paid indirectly	(24)
Total expenses, net	50,868
Net Investment Income	217,890
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	39,522
Net realized gain on swap contracts	7,980
Net realized loss on foreign currency contracts	(1)
Net realized gain on other foreign currency transactions	22
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	47,523
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	186,372
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	186,372
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	233,895
Net Increase in Net Assets Resulting from Operations	$451,785

The accompanying notes are an integral part of these financial statements.

17

The Hartford Floating Rate Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$217,890	$119,322
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	47,523	(266,688)
Net unrealized appreciation of investments and foreign currency transactions	186,372	639,542
Net Increase In Net Assets Resulting From Operations	451,785	492,176
Distributions to Shareholders:
From net investment income
Class A	(81,952)	(53,638)
Class B	(2,175)	(2,125)
Class C	(73,438)	(47,852)
Class I	(52,574)	(16,994)
Class R3	(260)	(66)
Class R4	(101)	(44)
Class R5	(7)	(2)
Class Y	(5,337)	(5,074)
Total distributions	(215,844)	(125,795)
Capital Share Transactions:
Class A	476,544	388,745
Class B	(3,466)	930
Class C	650,784	187,496
Class I	557,708	374,025
Class R3	4,443	2,082
Class R4	861	719
Class R5	10,903	(63)
Class Y	7,938	(20,269)
Net increase from capital share transactions	1,705,715	933,665
Net Increase In Net Assets	1,941,656	1,300,046
Net Assets:
Beginning of period	3,216,340	1,916,294
End of period	$5,157,996	$3,216,340
Accumulated undistributed (distribution in excess of) net investment income (loss)	$2,158	$91

18

The Hartford Floating Rate Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Floating Rate Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 3.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the  exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices

19

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

20

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a

21

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

22

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2010.

j)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

k)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

l)
Prepayment/Interest Rate Risks – Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. These mandatory prepayment conditions and the possibility of significant economic incentives for the Borrower to repay, may cause prepayments of senior floating rate interests. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

The market value of senior floating rate interests and debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

m)
Credit Default Swaps – The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

23

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the agreement. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund is also subject to counterparty credit risk. Both credit and counterparty risks are mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund. The Fund had no outstanding credit default swaps as of October 31, 2010.

n)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

o)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the year ended October 31, 2010.

Realized Gain/Loss on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(1)	$—	$(1)
Credit contracts	—	—	—	—	7,980	7,980
Total	$—	$—	$—	$(1)	$7,980	$7,979

p)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its

24

income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$214,954	$124,577

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$7,954
Accumulated Capital Losses *	(546,434)
Unrealized Appreciation †	95,076
Total Accumulated Deficit	$(443,404)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$21
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(21)

25

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$4,169
2016	270,204
2017	272,061
Total	$546,434

As of October 31, 2010, the Fund utilized $45,335 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.6500%
On next $4.5 billion	0.6000%
On next $5 billion	0.5800%
Over $10 billion	0.5700%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

26

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.70%	0.70%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.85%	0.75%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	0.97%	1.00%	0.99%	0.96%		0.50%
Class B Shares	1.75	1.75	1.75	1.75		1.35
Class C Shares	1.72	1.75	1.75	1.74		1.28
Class I Shares	0.74	0.74	0.74	0.71		0.43	*
Class R3 Shares	1.25	1.25	1.25	1.24	†
Class R4 Shares	1.00	1.00	1.00	1.00	†
Class R5 Shares	0.74	0.85	0.85	0.85	†
Class Y Shares	0.65	0.68	0.69	0.68		0.15

*	From August 31, 2006 (commencement of operations), through October 31, 2006.
†	From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $6,268 and contingent deferred sales charges of $939 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor

27

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $133. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $10. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of  The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	12

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$4,114,652
Sales Proceeds Excluding U.S. Government Obligations	2,530,381

28

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
		Reinvested	Shares	from	(Decrease) of		Reinvested	Shares	from	(Decrease) of
	Shares Sold	Dividends	Redeemed	Merger	Shares	Shares Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	141,608	7,122	(93,835)	—	54,895	138,780	4,835	(91,865)	—	51,750
Amount	$1,219,180	$61,350	$(803,986)	$—	$476,544	$1,023,678	$36,108	$(671,041)	$—	$388,745
Class B
Shares	603	156	(1,165)	—	(406)	1,362	177	(1,465)	—	74
Amount	$5,194	$1,338	$(9,998)	$—	$(3,466)	$10,042	$1,295	$(10,407)	$—	$930
Class C
Shares	105,803	5,543	(35,774)	—	75,572	52,419	4,241	(34,239)	—	22,421
Amount	$910,050	$47,722	$(306,988)	$—	$650,784	$397,823	$31,106	$(241,433)	$—	$187,496
Class I
Shares	114,288	3,906	(53,486)	—	64,708	66,941	1,663	(20,946)	—	47,658
Amount	$984,527	$33,694	$(460,513)	$—	$557,708	$519,084	$12,554	$(157,613)	$—	$374,025
Class R3
Shares	665	30	(179)	—	516	317	9	(57)	—	269
Amount	$5,738	$257	$(1,552)	$—	$4,443	$2,435	$66	$(419)	$—	$2,082
Class R4
Shares	144	12	(55)	—	101	121	6	(34)	—	93
Amount	$1,231	$101	$(471)	$—	$861	$926	$44	$(251)	$—	$719
Class R5
Shares	1,241	1	(3)	—	1,239	—	—	(10)	—	(10)
Amount	$10,920	$7	$(24)	$—	$10,903	$5	$2	$(70)	$—	$(63)
Class Y
Shares	7,029	437	(6,535)	—	931	3,244	638	(7,066)	—	(3,184)
Amount	$60,619	$3,756	$(56,437)	$—	$7,938	$23,981	$4,618	$(48,868)	$—	$(20,269)
Total
Shares	371,381	17,207	(191,032)	—	197,556	263,184	11,569	(155,682)	—	119,071
Amount	$3,197,459	$148,225	$(1,639,969)	$—	$1,705,715	$1,977,974	$85,793	$(1,130,102)	$—	$933,665

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	129	$1,107
For the Year Ended October 31, 2009	89	$654

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

29

The Hartford Floating Rate Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Pending Legal Proceedings:

In July 2007, the Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). Tousa entered bankruptcy in January of 2008. In July, 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit against the Transeastern Lenders, alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the bankruptcy court in the Southern District of Florida ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, have appealed the decision to the district court. Oral arguments in the appeal took place in October of this year. If the bankruptcy court’s decision is upheld on appeal, the Fund would be liable for $3.02 million. Management of the Fund believes resolution of this matter will not have a material impact on the Fund’s financial statements.

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

30

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31

The Hartford Floating Rate Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
A	$8.30	$0.46	$–	$0.51	$0.97	$(0.46)	$–	$–	$(0.46)	$0.51	$8.81
B	8.30	0.40	–	0.50	0.90	(0.39)	–	–	(0.39)	0.51	8.81
C	8.29	0.40	–	0.52	0.92	(0.40)	–	–	(0.40)	0.52	8.81
I	8.31	0.48	–	0.51	0.99	(0.48)	–	–	(0.48)	0.51	8.82
R3	8.31	0.44	–	0.52	0.96	(0.44)	–	–	(0.44)	0.52	8.83
R4	8.30	0.46	–	0.51	0.97	(0.46)	–	–	(0.46)	0.51	8.81
R5	8.30	0.48	–	0.51	0.99	(0.47)	–	–	(0.47)	0.52	8.82
Y	8.29	0.49	–	0.51	1.00	(0.49)	–	–	(0.49)	0.51	8.80

For the Year Ended October 31, 2009
A	7.13	0.42	–	1.19	1.61	(0.44)	–	–	(0.44)	1.17	8.30
B	7.13	0.37	–	1.19	1.56	(0.39)	–	–	(0.39)	1.17	8.30
C	7.13	0.36	–	1.19	1.55	(0.39)	–	–	(0.39)	1.16	8.29
I	7.13	0.43	–	1.21	1.64	(0.46)	–	–	(0.46)	1.18	8.31
R3	7.14	0.40	–	1.19	1.59	(0.42)	–	–	(0.42)	1.17	8.31
R4	7.13	0.42	–	1.19	1.61	(0.44)	–	–	(0.44)	1.17	8.30
R5	7.15	0.48	–	1.12	1.60	(0.45)	–	–	(0.45)	1.15	8.30
Y	7.13	0.45	–	1.17	1.62	(0.46)	–	–	(0.46)	1.16	8.29

For the Year Ended October 31, 2008
A	9.79	0.55	–	(2.68)	(2.13)	(0.53)	–	–	(0.53)	(2.66)	7.13
B	9.79	0.47	–	(2.67)	(2.20)	(0.46)	–	–	(0.46)	(2.66)	7.13
C	9.78	0.47	–	(2.66)	(2.19)	(0.46)	–	–	(0.46)	(2.65)	7.13
I	9.79	0.57	–	(2.68)	(2.11)	(0.55)	–	–	(0.55)	(2.66)	7.13
R3	9.79	0.52	–	(2.66)	(2.14)	(0.51)	–	–	(0.51)	(2.65)	7.14
R4	9.78	0.54	–	(2.66)	(2.12)	(0.53)	–	–	(0.53)	(2.65)	7.13
R5	9.81	0.56	–	(2.68)	(2.12)	(0.54)	–	–	(0.54)	(2.66)	7.15
Y	9.78	0.57	–	(2.66)	(2.09)	(0.56)	–	–	(0.56)	(2.65)	7.13

For the Year Ended October 31, 2007
A	10.11	0.66	–	(0.31)	0.35	(0.67)	–	–	(0.67)	(0.32)	9.79
B	10.11	0.58	–	(0.31)	0.27	(0.59)	–	–	(0.59)	(0.32)	9.79
C	10.11	0.59	–	(0.32)	0.27	(0.60)	–	–	(0.60)	(0.33)	9.78
I	10.11	0.70	–	(0.32)	0.38	(0.70)	–	–	(0.70)	(0.32)	9.79
R3(E)	10.09	0.54	–	(0.31)	0.23	(0.53)	–	–	(0.53)	(0.30)	9.79
R4(E)	10.09	0.56	–	(0.32)	0.24	(0.55)	–	–	(0.55)	(0.31)	9.78
R5(E)	10.09	0.58	–	(0.29)	0.29	(0.57)	–	–	(0.57)	(0.28)	9.81
Y	10.11	0.69	–	(0.32)	0.37	(0.70)	–	–	(0.70)	(0.33)	9.78

For the Year Ended October 31, 2006
A	10.09	0.62	–	0.02	0.64	(0.62)	–	–	(0.62)	0.02	10.11
B	10.08	0.54	–	0.03	0.57	(0.54)	–	–	(0.54)	0.03	10.11
C	10.08	0.55	–	0.03	0.58	(0.55)	–	–	(0.55)	0.03	10.11
I(H)	10.11	0.12	–	–	0.12	(0.12)	–	–	(0.12)	–	10.11
Y	10.08	0.66	–	0.02	0.68	(0.65)	–	–	(0.65)	0.03	10.11

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Commenced operations on December 22, 2006.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on August 31, 2006.

32

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

11.97%		$1,840,478	0.97%		0.97%		0.97%		5.40%		63%
11.11		47,006	1.78		1.75		1.75		4.64		–
11.27		1,945,470	1.72		1.72		1.72		4.65		–
12.22		1,202,589	0.74		0.74		0.74		5.62		–
11.75		7,598	1.38		1.25		1.25		5.11		–
11.93		2,339	1.07		1.00		1.00		5.37		–
12.25		10,956	0.79		0.74		0.74		5.46		–
12.35		101,560	0.65		0.65		0.65		5.73		–

23.65		1,277,011	1.00		1.00		1.00		5.69		55
22.60		47,635	1.84		1.75		1.75		5.00		–
22.60		1,204,826	1.76		1.75		1.75		4.99		–
23.93		594,705	0.74		0.74		0.74		5.94		–
23.17		2,863	1.41		1.25		1.25		5.36		–
23.50		1,367	1.10		1.00		1.00		5.70		–
23.32		26	0.97		0.85		0.85		5.99		–
23.87		87,907	0.68		0.68		0.68		6.12		–

(22.71)		728,882	0.99		0.99		0.99		6.02		18
(23.30)		40,440	1.81		1.75		1.75		5.23		–
(23.24)		876,501	1.75		1.75		1.75		5.25		–
(22.51)		171,007	0.74		0.74		0.74		6.28		–
(22.80)		544	1.45		1.25		1.25		5.63		–
(22.63)		515	1.15		1.00		1.00		5.71		–
(22.55)		90	0.86		0.85		0.85		6.24		–
(22.39)		98,315	0.69		0.69		0.69		6.23		–

3.54		1,996,644	0.96		0.96		0.96		6.61		62
2.72		71,403	1.80		1.75		1.75		5.84		–
2.67		1,870,911	1.74		1.74		1.74		5.86		–
3.84		406,906	0.71		0.71		0.71		6.88		–
2.31	(F)	285	1.75	(G)	1.25	(G)	1.25	(G)	6.59	(G)	–
2.42	(F)	10	1.18	(G)	1.00	(G)	1.00	(G)	6.58	(G)	–
2.90	(F)	205	0.86	(G)	0.85	(G)	0.85	(G)	6.81	(G)	–
3.73		104,762	0.68		0.68		0.68		6.92		–

6.56		1,500,394	0.98		0.50		0.50		6.71		33
5.79		42,182	1.83		1.35		1.35		5.84		–
5.86		828,910	1.77		1.28		1.28		5.93		–
1.21	(F)	61,805	0.74	(G)	0.43	(G)	0.43	(G)	7.99	(G)	–
7.00		50,896	0.65		0.15		0.15		6.89		–

33

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Floating Rate Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Floating Rate Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

34

The Hartford Floating Rate Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.
35

The Hartford Floating Rate Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1) Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2) Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

36

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

37

The Hartford Floating Rate Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

QII*	100.00%

*	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.460	N/A	N/A	0.460
Class B	0.393	N/A	N/A	0.393
Class C	0.396	N/A	N/A	0.396
Class I	0.481	N/A	N/A	0.481
Class R3	0.435	N/A	N/A	0.435
Class R4	0.457	N/A	N/A	0.457
Class R5	0.473	N/A	N/A	0.473
Class Y	0.489	N/A	N/A	0.489

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

38

The Hartford Floating Rate Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,025.95	$5.00	$1,000.00	$1,020.27	$4.99	0.98%	184	365
Class B	$1,000.00	$1,023.08	$8.92	$1,000.00	$1,016.38	$8.89	1.75	184	365
Class C	$1,000.00	$1,023.27	$8.77	$1,000.00	$1,016.53	$8.74	1.72	184	365
Class I	$1,000.00	$1,027.12	$3.78	$1,000.00	$1,021.48	$3.77	0.74	184	365
Class R3	$1,000.00	$1,025.50	$6.38	$1,000.00	$1,018.90	$6.36	1.25	184	365
Class R4	$1,000.00	$1,026.89	$5.11	$1,000.00	$1,020.16	$5.09	1.00	184	365
Class R5	$1,000.00	$1,029.14	$3.63	$1,000.00	$1,021.63	$3.62	0.71	184	365
Class Y	$1,000.00	$1,027.52	$3.32	$1,000.00	$1,021.93	$3.31	0.65	184	365

39

The Hartford Floating Rate Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Floating Rate Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

40

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that, although the Fund had underperformed its peer group over the longer term, the Fund’s performance had recently improved.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

41

The Hartford Floating Rate Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

 Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R5 shares by 0.15% and Class Y shares by 0.05%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information

42

provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

43

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Fundamental Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Fundamental Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Fundamental Growth Fund inception 05/24/2001
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 5/24/01 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
Fundamental Growth A#	17.62%	3.43%	2.09%
Fundamental Growth A##	11.15%	2.27%	1.48%
Fundamental Growth B#	16.71%	2.69%	NA*
Fundamental Growth B##	11.71%	2.33%	NA*
Fundamental Growth C#	16.73%	2.67%	1.34%
Fundamental Growth C##	15.73%	2.67%	1.34%
Fundamental Growth I#	17.84%	3.47%	2.11%
Fundamental Growth R3#	17.74%	3.85%	2.52%
Fundamental Growth R4#	17.96%	3.89%	2.54%
Fundamental Growth R5#	18.06%	3.91%	2.55%
Fundamental Growth Y#	18.17%	3.93%	2.56%
Russell 1000 Growth Index	19.65%	3.21%	0.55%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Class I shares commenced operations on 5/28/10. Performance prior to 5/28/10 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to 5/28/10 reflects Class Y performance.

Portfolio Manager
Francis J. Boggan, CFA
Senior Vice President, Partner

How did the Fund perform?

The Class A shares of The Hartford Fundamental Growth Fund returned 17.62%, before sales charge, for the twelve-month period ended October 31, 2010, underperforming the Fund’s benchmark, the Russell 1000 Growth Index, which returned 19.65% for the same period. The Fund performed in-line with the 17.82% average return of the Lipper Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets were volatile during the period due to significant macroeconomic concerns, but rebounded strongly to end the period. Strong corporate earnings, a rebound in growth in China, and robust merger and acquisition activity boosted investors’ enthusiasm for stocks, while favorable economic data helped to diminish fears of a double-dip global recession and increase investors’ appetite for risk in the latter part of the period.

In this environment, large-cap stocks (+16.5%) underperformed small-cap stocks (+26.6%) and mid-cap stocks (+27.6%) as measured by the S&P 500, Russell 2000, and S&P MidCap 400 indices, respectively. Value stocks (+15.7%) underperformed Growth stocks (+19.7%), as measured by the Russell 1000 Value and Russell 1000 Growth indices, respectively. Within the Russell

2

1000 Growth Index, nine of ten broad economic sectors posted positive returns. Telecommunication Services (+40%), Consumer Discretionary (+33%), and Industrials (+31%) had the strongest returns while Utilities (-7%) was the only sector to post negative returns. Energy (+2%) and Health Care (+13%) also lagged on a relative basis.

The Fund underperformed it’s benchmark during the period due to weak security selection. Negative selection within the Consumer Discretionary, Information Technology, and Consumer Staples sectors more than offset positive selection within the Materials, Financials, and Industrials sectors. Sector allocation, which is a result of bottom-up (i.e. stock by stock fundamental research) stock selection, contributed positively to relative results, in part due to underweight (i.e. the Fund’s sector position was less than the benchmark position) allocations to Consumer Staples and Utilities and an overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to Industrials.

Top detractors from relative performance included ITT Educational Services (Consumer Discretionary), Ultra Petroleum (Energy), and CVS Caremark (Consumer Staples). Shares of ITT Educational Services, a provider of post-secondary degree programs, fell due to slowing enrollment growth, lower placement rates, and concerns about potential regulation of the for-profit education industry. Mid-sized U.S. oil and gas exploration company Ultra Petroleum’s shares declined amid low natural gas prices. The stock price of CVS Caremark, a U.S. pharmacy services company, fell as the company experienced deceleration in retail sales growth attributable to the weak economy. Buckle (Consumer Discretionary) was also among the top detractors from absolute performance.

Top contributors to relative performance included Deere (Industrials), Freeport-McMoRan (Materials), and Rio Tinto (Materials). Global agriculture and construction equipment company Deere’s shares rose as agriculture and commodity prices rose significantly, which is a positive for future orders of Deere’s farm equipment. Shares of Freeport McMoRan, a global mining company, rose as the company is benefiting from solid demand trends and favorable pricing for copper. Earnings of diversified mining company Rio Tinto exceeded expectations due to higher-than-anticipated cost cutting in the firm’s aluminum division, driving share prices higher. Apple (Information Technology) was among the top contributors to absolute performance.

What is the outlook?

The uneven nature of the current economic recovery is not surprising given the depth of the downturn and its origins in excessive credit. Unlike a “normal” correction, which is often short-lived, the popping of a credit bubble can take time to unwind. The policy response to this recession, however, was both rapid and massive, helping to cushion the recession’s effects. Further, emerging economies have picked up much of the slack created by contraction among developed nations, in part due to emerging markets’ strong fiscal positions and the ongoing expansion of their middle class. We believe the recovery, in only its second year, is unlikely to falter at this stage.

The Fund seeks to add value through bottom-up security selection, with a goal of creating a diversified portfolio of high-quality growth companies with attractive valuations. Investment decisions are based primarily on independent, bottom-up, fundamental research. At the end of the period, the Fund was most overweight in Information Technology, Industrials, and Financials sectors and most underweight in Consumer Staples, Consumer Discretionary, and Energy sectors relative to the Russell 1000 Growth Index.

Diversification by Industry
as of October 31, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.5%
Capital Goods (Industrials)	14.7
Consumer Services (Consumer Discretionary)	3.5
Diversified Financials (Financials)	3.5
Energy (Energy)	7.2
Food & Staples Retailing (Consumer Staples)	1.0
Food, Beverage & Tobacco (Consumer Staples)	1.7
Health Care Equipment & Services (Health Care)	4.3
Household & Personal Products (Consumer Staples)	0.7
Insurance (Financials)	4.3
Materials (Materials)	5.2
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	8.4
Retailing (Consumer Discretionary)	6.6
Semiconductors & Semiconductor Equipment (Information Technology)	2.1
Software & Services (Information Technology)	19.4
Technology Hardware & Equipment (Information Technology)	14.8
Transportation (Industrials)	1.9
Short-Term Investments	0.8
Other Assets and Liabilities	(0.6)
Total	100.0%

3

The Hartford Fundamental Growth Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 99.8%
	Automobiles & Components - 0.5%
20	Johnson Controls, Inc.	$699

	Capital Goods - 14.7%
49	Deere & Co.	3,771
28	Flowserve Corp.	2,840
163	General Electric Co.	2,611
70	Honeywell International, Inc.	3,284
34	Joy Global, Inc.	2,441
21	Precision Castparts Corp.	2,827
11	Siemens AG ADR	1,200
18	W.W. Grainger, Inc.	2,208
26	WESCO International, Inc. ●	1,096
		22,278
	Consumer Services - 3.5%
54	ITT Educational Services, Inc. ●	3,478
24	McDonald's Corp.	1,843
		5,321
	Diversified Financials - 3.5%
54	Ameriprise Financial, Inc.	2,791
16	Goldman Sachs Group, Inc.	2,495
		5,286
	Energy - 7.2%
36	Apache Corp.	3,627
49	Cameron International Corp. ●	2,161
28	Exxon Mobil Corp.	1,848
7	Hess Corp.	454
71	Ultra Petroleum Corp. ●	2,909
		10,999
	Food & Staples Retailing - 1.0%
29	Wal-Mart Stores, Inc.	1,582

	Food, Beverage & Tobacco - 1.7%
24	PepsiCo, Inc.	1,554
19	Philip Morris International, Inc.	1,088
		2,642
	Health Care Equipment & Services - 4.3%
40	Express Scripts, Inc. ●	1,946
61	Medtronic, Inc.	2,141
69	UnitedHealth Group, Inc.	2,491
		6,578
	Household & Personal Products - 0.7%
14	Colgate-Palmolive Co.	1,095

	Insurance - 4.3%
40	Aflac, Inc.	2,207
225	Assured Guaranty Ltd.	4,293
		6,500
	Materials - 5.2%
5	CF Industries Holdings, Inc.	625
44	Freeport-McMoRan Copper & Gold, Inc.	4,128
49	Rio Tinto plc ADR	3,197
		7,950
	Pharmaceuticals, Biotechnology & Life Sciences - 8.4%
54	AstraZeneca plc ADR	2,740
54	Celgene Corp. ●	3,339
77	Gilead Sciences, Inc. ●	3,055
70	Teva Pharmaceutical Industries Ltd. ADR	3,649
		12,783
	Retailing - 6.6%
8	Amazon.com, Inc. ●	1,288
125	Lowe's Co., Inc.	2,660
77	Nordstrom, Inc.	2,954
66	TJX Cos., Inc.	3,042
		9,944
	Semiconductors & Semiconductor Equipment - 2.1%
68	Analog Devices, Inc.	2,276
115	Micron Technology, Inc. ●	948
		3,224
	Software & Services - 19.4%
38	Adobe Systems, Inc. ●	1,070
43	Alliance Data Systems Corp. ●	2,599
15	Baidu, Inc. ADR ●	1,628
95	eBay, Inc. ●	2,823
52	Global Payments, Inc.	2,026
7	Google, Inc. ●	4,230
32	IBM Corp.	4,624
135	Microsoft Corp.	3,604
153	Oracle Corp.	4,501
33	Visa, Inc.	2,540
		29,645
	Technology Hardware & Equipment - 14.8%
20	Apple, Inc. ●	5,987
276	Cisco Systems, Inc. ●	6,299
140	Corning, Inc.	2,552
136	EMC Corp. ●	2,857
70	Hewlett-Packard Co.	2,957
32	Research In Motion Ltd. ●	1,811
		22,463
	Transportation - 1.9%
43	United Parcel Service, Inc. Class B	2,896

	Total common stocks
	(cost $135,476)	$151,885

	Total long-term investments
	(cost $135,476)	$151,885

SHORT-TERM INVESTMENTS - 0.8%
	Repurchase Agreements - 0.8%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $293,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $299)
$293	0.23%, 10/31/2010	$293
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $178,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $181)
178	0.23%, 10/31/2010	178

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.8% - (continued)
	Repurchase Agreements - 0.8% - (continued)
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $801,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $817)
$801	0.22%, 10/31/2010		$801
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $1, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $1)
1	0.21%, 10/31/2010		1
			1,273
	Total short-term investments
	(cost $1,273)		$1,273

	Total investments
	(cost $136,749) ▲	100.6%	$153,158
	Other assets and liabilities	(0.6)%	(869)
	Total net assets	100.0%	$152,289

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 9.4% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $138,820 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$17,677
Unrealized Depreciation	(3,339)
Net Unrealized Appreciation	$14,338

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Fundamental Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$151,885	$151,885	$–	$–
Short-Term Investments	1,273	–	1,273	–
Total	$153,158	$151,885	$1,273	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Fundamental Growth Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $136,749)	$153,158
Cash	1
Foreign currency on deposit with custodian (cost $–)	—
Receivables:
Investment securities sold	442
Fund shares sold	143
Dividends and interest	64
Other assets	74
Total assets	153,882
Liabilities:
Payables:
Investment securities purchased	1,483
Fund shares redeemed	65
Investment management fees	19
Administrative fees	—
Distribution fees	3
Accrued expenses	23
Total liabilities	1,593
Net assets	$152,289
Summary of Net Assets:
Capital stock and paid-in-capital	$146,403
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments	(10,523)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	16,409
Net assets	$152,289

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.68/$11.30
Shares outstanding	3,432
Net assets	$36,651
Class B: Net asset value per share	$9.99
Shares outstanding	230
Net assets	$2,300
Class C: Net asset value per share	$9.98
Shares outstanding	892
Net assets	$8,902
Class I: Net asset value per share	$10.70
Shares outstanding	14
Net assets	$153
Class R3: Net asset value per share	$11.05
Shares outstanding	10
Net assets	$110
Class R4: Net asset value per share	$11.07
Shares outstanding	10
Net assets	$110
Class R5: Net asset value per share	$11.08
Shares outstanding	10
Net assets	$110
Class Y: Net asset value per share	$11.09
Shares outstanding	9,378
Net assets	$103,953

The accompanying notes are an integral part of these financial statements.

7

The Hartford Fundamental Growth Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$1,071
Interest	3
Less: Foreign tax withheld	(5)
Total investment income	1,069

Expenses:
Investment management fees	711
Administrative services fees	—
Transfer agent fees	120
Distribution fees
Class A	85
Class B	30
Class C	87
Class R3	—
Class R4	—
Custodian fees	6
Accounting services fees	9
Registration and filing fees	65
Board of Directors' fees	2
Audit fees	8
Other expenses	21
Total expenses (before waivers and fees paid indirectly)	1,144
Expense waivers	(24)
Transfer agent fee waivers	(4)
Commission recapture	(1)
Total waivers and fees paid indirectly	(29)
Total expenses, net	1,115
Net Investment Loss	(46)
Net Realized Gain on Investments:
Net realized gain on investments in securities	7,149
Net Realized Gain on Investments	7,149
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	10,342
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	10,342
Net Gain on Investments and Foreign Currency Transactions	17,491
Net Increase in Net Assets Resulting from Operations	$17,445

The accompanying notes are an integral part of these financial statements.

8

The Hartford Fundamental Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income (loss)	$(46)	$43
Net realized gain (loss) on investments	7,149	(11,257)
Net unrealized appreciation of investments and foreign currency transactions	10,342	18,932
Net Increase In Net Assets Resulting From Operations	17,445	7,718
Distributions to Shareholders:
From net investment income
Class Y	(43)	—
Total distributions	(43)	—
Capital Share Transactions:
Class A	3,715	(338)
Class B	(2,183)	(2,948)
Class C	(513)	(1,358)
Class I	140	—
Class R3	100	—
Class R4	100	—
Class R5	100	—
Class Y	79,467	1,496
Net increase (decrease) from capital share transactions	80,926	(3,148)
Net Increase In Net Assets	98,328	4,570
Net Assets:
Beginning of period	53,961	49,391
End of period	$152,289	$53,961
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$41

The accompanying notes are an integral part of these financial statements.

9

The Hartford Fundamental Growth Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Fundamental Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are

10

significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

●
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

●
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

●
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other

11

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the

12

counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund held no foreign currency contracts during the period or as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

i)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

j)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

13

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$43	$—

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(8,452)
Unrealized Appreciation †	14,338
Total Accumulated Earnings	$5,886

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$48
Accumulated Net Realized Gain (Loss) on Investments	1
Capital Stock and Paid-In-Capital	(49)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$8,452
Total	$8,452

As of October 31, 2010, the Fund utilized $7,412 of prior year capital loss carryforwards.

14

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee (1)
On first $500 million	0.7500%
On next $4.5 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

(1)
As of July 1, 2010, HIFSCO has voluntarily agreed to reduce its contractual investment management fee by 0.10% on the first $1 billion of average daily net assets and 0.05% for average daily net assets over $1 billion. Prior to July 1, 2010, the investment management fee was as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
All Asset Levels	0.01%

15

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I *	Class R3 *	Class R4 *	Class R5 *	Class Y
1.45%	2.20%	2.20%	1.20%	1.75%	1.45%	1.15%	1.05%

* From May 28, 2010 (commencement of operations), through June 30, 2010.

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	October 31,		October 31,	October 31,	October 31,	October 31,
	2010		2009	2008	2007	2006
Class A Shares	1.40%		1.39%	1.45%	1.47%	1.48%
Class B Shares	2.16		1.95	2.18	2.22	2.23
Class C Shares	2.15		2.17	2.20	2.20	2.23
Class I Shares	0.89	*
Class R3 Shares	1.53	*
Class R4 Shares	1.23	*
Class R5 Shares	0.93	*
Class Y Shares	0.91		1.03	0.96	1.02	1.05

*	From May 28, 2010 (commencement of operations), through October 31, 2010.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $104 and contingent deferred sales charges of $5 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with

16

the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $2. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for the	Total Return Excluding Payment
	Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.28%	26.24%
Class B	0.29	25.34
Class C	0.29	25.32
Class Y	0.28	26.83

17

The Hartford Fundamental Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class I	10
Class R3	10
Class R4	10
Class R5	10

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$161,633
Sales Proceeds Excluding U.S. Government Obligations	80,738

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,714	—	(1,357)	—	357	839	—	(933)	—	(94)
Amount	$17,295	$—	$(13,580)	$—	$3,715	$6,509	$—	$(6,847)	$—	$(338)
Class B
Shares	28	—	(259)	—	(231)	62	—	(472)	—	(410)
Amount	$255	$—	$(2,438)	$—	$(2,183)	$437	$—	$(3,385)	$—	$(2,948)
Class C
Shares	176	—	(232)	—	(56)	159	—	(363)	—	(204)
Amount	$1,653	$—	$(2,166)	$—	$(513)	$1,136	$—	$(2,494)	$—	$(1,358)
Class I
Shares	14	—	—	—	14	—	—	—	—	—
Amount	$140	$—	$—	$—	$140	$—	$—	$—	$—	$—
Class R3
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class R4
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class R5
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class Y
Shares	9,798	4	(1,912)	—	7,890	937	—	(840)	—	97
Amount	$98,960	$43	$(19,536)	$—	$79,467	$6,973	$—	$(5,477)	$—	$1,496
Total
Shares	11,760	4	(3,760)	—	8,004	1,997	—	(2,608)	—	(611)
Amount	$118,603	$43	$(37,720)	$—	$80,926	$15,055	$—	$(18,203)	$—	$(3,148)

18

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	129	$1,317
For the Year Ended October 31, 2009	213	$1,666
8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

19

The Hartford Fundamental Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$9.08	$(0.02)	$–	$1.62	$1.60	$–	$–	$–	$–	$1.60	$10.68
B	8.56	(0.09)	–	1.52	1.43	–	–	–	–	1.43	9.99
C	8.55	(0.09)	–	1.52	1.43	–	–	–	–	1.43	9.98
I(F)	9.72	–	–	0.98	0.98	–	–	–	–	0.98	10.70
R3(F)	10.07	(0.03)	–	1.01	0.98	–	–	–	–	0.98	11.05
R4(F)	10.07	(0.01)	–	1.01	1.00	–	–	–	–	1.00	11.07
R5(F)	10.07	–	–	1.01	1.01	–	–	–	–	1.01	11.08
Y	9.41	0.03	–	1.68	1.71	(0.03)	–	–	(0.03)	1.68	11.09

For the Year Ended October 31, 2009
A	7.57	0.01	–	1.50	1.51	–	–	–	–	1.51	9.08
B	7.18	(0.03)	–	1.41	1.38	–	–	–	–	1.38	8.56
C	7.18	(0.05)	–	1.42	1.37	–	–	–	–	1.37	8.55
Y	7.82	0.05	–	1.54	1.59	–	–	–	–	1.59	9.41

For the Year Ended October 31, 2008
A	13.95	(0.01)	–	(4.85)	(4.86)	–	(1.52)	–	(1.52)	(6.38)	7.57
B	13.40	(0.09)	–	(4.61)	(4.70)	–	(1.52)	–	(1.52)	(6.22)	7.18
C	13.41	(0.09)	–	(4.62)	(4.71)	–	(1.52)	–	(1.52)	(6.23)	7.18
Y	14.27	–	–	(4.93)	(4.93)	–	(1.52)	–	(1.52)	(6.45)	7.82

For the Year Ended October 31, 2007
A	11.02	(0.04)	0.04	2.93	2.93	–	–	–	–	2.93	13.95
B	10.66	(0.14)	0.04	2.84	2.74	–	–	–	–	2.74	13.40
C	10.67	(0.13)	0.04	2.83	2.74	–	–	–	–	2.74	13.41
Y	11.22	0.02	0.04	2.99	3.05	–	–	–	–	3.05	14.27

For the Year Ended October 31, 2006
A	10.26	0.02	–	0.81	0.83	(0.07)	–	–	(0.07)	0.76	11.02
B	9.94	(0.06)	–	0.78	0.72	–	–	–	–	0.72	10.66
C	9.94	(0.07)	–	0.80	0.73	–	–	–	–	0.73	10.67
Y	10.44	0.04	–	0.85	0.89	(0.11)	–	–	(0.11)	0.78	11.22

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 28, 2010.
(G)	Not annualized.
(H)	Annualized.
(I)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

20

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

17.62%		$36,651	1.45%		1.40%		1.40%		(0.18)%		91%
16.71		2,300	2.39		2.16		2.16		(0.91)		–
16.73		8,902	2.16		2.15		2.15		(0.93)		–
10.08	(G)	153	0.89	(H)	0.89	(H)	0.89	(H)	0.08	(H)	–
9.73	(G)	110	1.59	(H)	1.53	(H)	1.53	(H)	(0.53	)(H)	–
9.93	(G)	110	1.29	(H)	1.23	(H)	1.23	(H)	(0.23	)(H)	–
10.03	(G)	110	0.98	(H)	0.93	(H)	0.93	(H)	0.07	(H)	–
18.17		103,953	0.91		0.91		0.91		0.28		–

19.95		27,915	1.63		1.40		1.40		0.15		113
19.22		3,943	2.58		1.95		1.95		(0.33)		–
19.08		8,103	2.36		2.17		2.17		(0.61)		–
20.34		14,000	1.04		1.04		1.04		0.56		–

(38.66)		23,989	1.48		1.45		1.45		(0.06)		110
(39.11)		6,254	2.30		2.19		2.19		(0.80)		–
(39.16)		8,276	2.21		2.20		2.20		(0.81)		–
(38.24)		10,872	0.96		0.96		0.96		0.36		–

26.59	(I)	39,831	1.50		1.47		1.47		(0.30)		159
25.70	(I)	12,307	2.30		2.22		2.22		(1.04)		–
25.68	(I)	13,703	2.22		2.20		2.20		(1.04)		–
27.18	(I)	390	1.02		1.02		1.02		0.17		–

8.07		40,215	1.68		1.50		1.50		0.14		123
7.24		13,162	2.47		2.25		2.25		(0.61)		–
7.34		13,065	2.39		2.25		2.25		(0.61)		–
8.57		487	1.18		1.07		1.07		0.56		–

21

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Fundamental Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Fundamental Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

22

The Hartford Fundamental Growth Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

23

The Hartford Fundamental Growth Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

24

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

25

The Hartford Fundamental Growth Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class Y	0.028	N/A	N/A	0.028

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

26

The Hartford Fundamental Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,012.37	$6.85	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class B	$1,000.00	$1,008.05	$10.63	$1,000.00	$1,014.62	$10.66	2.10	184	365
Class C	$1,000.00	$1,008.04	$10.63	$1,000.00	$1,014.62	$10.66	2.10	184	365
Class I*	$1,000.00	$1,100.82	$3.92	$1,000.00	$1,017.23	$3.76	0.89	153	365
Class R3*	$1,000.00	$1,097.32	$6.73	$1,000.00	$1,014.55	$6.46	1.53	153	365
Class R4*	$1,000.00	$1,099.30	$5.41	$1,000.00	$1,015.80	$5.20	1.23	153	365
Class R5*	$1,000.00	$1,100.30	$4.09	$1,000.00	$1,017.06	$3.93	0.93	153	365
Class Y	$1,000.00	$1,014.61	$4.42	$1,000.00	$1,020.82	$4.43	0.87	184	365

* Commenced operations on May 28, 2010.

27

The Hartford Fundamental Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Fundamental Growth Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

28

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and

29

The Hartford Fundamental Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently: (i) permanently reduced the Fund’s contractual management fee by 0.10% on the first $1 billion of assets and 0.05% for assets over $1 billion; and (ii) lowered the contractual expense limitations for the Fund’s Class A, Class B, Class C, and Class I shares by 0.15%, Class R3, Class R4, and Class R5 shares by 0.25%, and Class Y shares by 0.20%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

30

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

31

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Global All-Asset Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Global All-Asset Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Global All-Asset Fund inception 05/28/2010
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks to provide long-term total return.

Performance Overview(1) 5/28/10 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

MSCI World Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of securities in 23 developed-country global equity markets including the U.S., Canada, Europe,  Australia, New Zealand and the Far East.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Cumulative Returns(2,3) (as of 10/31/10)

Since
Inception
Global All-Asset A#	10.40%
Global All-Asset A##	4.33%
Global All-Asset C#	10.00%
Global All-Asset C##	9.00%
Global All-Asset I#	10.50%
Global All-Asset R3#	10.20%
Global All-Asset R4#	10.40%
Global All-Asset R5#	10.50%
Global All-Asset Y#	10.50%
Barclays Capital U.S. Aggregate Bond Index	4.45%
MSCI World Index	14.11%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.
(2)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Portfolio Managers
Scott M. Elliot	Stephen A. Gorman, CFA	Brian M. Garvey
Senior Vice President	Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Global All-Asset Fund returned 10.40%, before sales charge, for the period May 28, 2010 (inception date) to October 31, 2010, versus the returns of 14.11% and 4.45%, respectively, for the MSCI World Index and Barclays Capital U.S. Aggregate Index for the same period. The Fund outperformed the 9.36% average return of the Lipper Global Flexible Portfolio Funds peer group, a group of funds that allocate investments across various asset classes with at least 25% in securities traded outside of the U.S.

Why did the Fund perform this way?

Global equities were volatile over the five-month period ended October 31, 2010. Stocks initially declined in early summer amid fears of slowing economic growth and sovereign debt concerns in the Eurozone. However, strong corporate earnings news, favorable European economic data, and expectations of additional government intervention in the U.S. drove global equity markets higher toward the end of the period. Equities ended the period up +14.1% as represented by the MSCI World Index.

2

Fixed income markets gained +4.5% over the five-month period ended October 31, 2010, as measured by the Barclays Capital U.S. Aggregate Index. Global yields declined in response to downbeat economic news and expectations of further intervention by the U.S. Federal Reserve Bank, driving bond prices higher. Non-government fixed income sectors also gained as concerns over a deeper and more protracted economic slowdown faded later in the period, reigniting investors’ appetite for risk.

The Fund utilizes multiple levers to generate investment performance. It can invest in equities and fixed income, as well as undertake opportunistic investments in additional asset classes, such as currencies and commodities. During the period, the equity portion of the Fund underperformed its benchmark while the fixed income portion of the Fund outperformed its benchmark. Overall asset allocation detracted from relative results, as an overweight (i.e. the Fund’s sector position was greater than the benchmark position) allocation to cash hindered performance in an upward-trending market. This was partially offset by the favorable effects of an underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to fixed income, which rose less than equities, and an out-of-benchmark position in commodities, which outperformed the benchmark. Active currency exposure, achieved via currency forwards, also contributed to performance during the period. Long positions in the Swedish Krona and Norwegian Krone versus short Yen and exposure to the Chinese Renminbi were additive to relative performance.

The fixed income portion of the Fund outperformed its benchmark during the period. Security selection and sector allocation contributed positively to relative returns due to out-of-benchmark allocations to the rapidly appreciating Emerging Markets Debt and High Yield sectors. Within Emerging Markets Debt, Latin American government bond exposure, via cash bonds, interest rate swaps, and credit default swaps, was the primary contributor to absolute and relative performance. The Fund’s High Yield exposure, via credit default swaps, boosted relative results as the high yield sector continued to generate strong returns (up 11% as measured by the Barclays Capital High Yield Corporate Bond Index), reflecting positive investor views on high yield corporate credit quality and reduced concerns about a double dip recession. The Fund’s underweight exposure to Investment Grade Credit, which benefited from a rally in risk assets, as well as duration and yield curve positioning hurt relative performance.

Active equity underperformance versus its benchmark was due primarily to holding residual cash in a rising market environment. Our out-of-benchmark exposure to strong-performing emerging markets aided relative returns, particularly our cash equity positions in China, Brazil, and Chile.

During the period we maintained an out-of-benchmark exposure to commodities, achieved through futures positions in gold and corn. This commodities exposure contributed positively to absolute and relative returns as commodities rose over the period, led by agriculture and livestock, industrial metals, and precious metals commodities.

What is the outlook?

The uneven nature of the current economic recovery is not surprising given the depth of the downturn and its origins in excessive credit. Unlike a “normal” correction, which is often short-lived, the popping of a credit bubble can take time to unwind. The policy response to this recession, however, was both rapid and massive, helping to cushion the recession’s effects. Further, emerging economies have picked up much of the slack created by contraction among developed nations, in part due to emerging markets’ strong fiscal positions and the ongoing expansion of their middle class. We believe the recovery, in only its second year, is unlikely to falter at this stage.

Given this outlook, we retained a pro-cyclical posture at the end of the period. We continue to favor emerging markets exposure. During the period we decreased our allocation to China while increasing our positions in Colombia and Korea, diversifying our emerging markets holdings. These exposures are all achieved using direct equity investments. We also trimmed our exposure to South African sovereign debt, which was held in cash instruments, during the period.

We have maintained an overweight allocation to Information Technology via NASDAQ futures. We believe corporations have used the downturn to reign in expenses and strengthen their balance sheets, leaving them both needing and able to afford upgrades to their technological infrastructure.

Within fixed income, we retained our exposure to the High Yield sector at the end of the period through the use of credit default swaps. Default rates continue to fall as many high yield issuers cut costs aggressively during the downturn, leaving them well-positioned as the economy recovers. In addition, an increase in liquidity bodes well for bank loan issuance, and the inflationary policy response has been a positive for both high yield and structured securities. During the period, we reduced our cash TIPS position and our positions in Argentinean and Mexican inflation-linked cash bonds.

We believe that precious metals remain a uniquely attractive asset in this environment of massive government stimulus as a hedge against monetary inflation. We ended the period with exposure to precious metals through platinum and gold commodity futures positions and through precious metals-related equities and a precious metals index swap. Despite playing a key role in emerging economies’ expansion, we decreased our industrial metals exposure into strength during the period.

Finally, we believe agriculture-related stocks and commodities continue to be attractive in this environment. As the populations of emerging economies become more affluent, their diets tend to shift to greater protein content. This puts upward pressure on demand for livestock, in turn bolstering demand for a range of agricultural products and grains. On the supply side, continued urbanization reduces arable land, while water resources are constrained. During the period we added tactical exposure to agricultural commodities futures, favoring areas such as cotton and corn where supplies are tight but demand remains strong.

We seek to provide long-term total return by investing in a diverse portfolio of securities and derivative instruments across a broad range of countries and asset categories. At the end of the period the Fund was underweight in fixed income, neutral in equities, and overweight in commodities and cash relative to its benchmark.

3

Diversification by Security Type
as of October 31, 2010
Percentage of
Category	Net Assets
Equity Securities
Common Stocks	41.0%
Exchange Traded Funds	3.7
Preferred Stocks	0.1
Put Options Purchased	0.0
Total	44.8%
Fixed Income Securities
Corporate Bonds: Investment Grade	2.8%
Corporate Bonds: Non-Investment Grade	0.1
U.S. Government Securities	0.9
Total	3.8%
Short-Term Investments	45.1%
Other Assets and Liabilities	6.3
Total	100.0%

Diversification by Industry
as of October 31, 2010
Percentage of
Industry (Sector)	Net Assets
Equity Securities
Automobiles & Components (Consumer Discretionary)	0.9%
Banks (Financials)	3.2
Capital Goods (Industrials)	4.4
Commercial & Professional Services (Industrials)	0.2
Consumer Durables & Apparel (Consumer Discretionary)	0.8
Consumer Services (Consumer Discretionary)	0.2
Diversified Financials (Financials)	6.1
Energy (Energy)	3.9
Equity Option Contract (Equity Option Contract)	0.0
Food & Staples Retailing (Consumer Staples)	0.5
Food, Beverage & Tobacco (Consumer Staples)	2.1
Health Care Equipment & Services (Health Care)	0.2
Household & Personal Products (Consumer Staples)	0.2
Insurance (Financials)	0.8
Materials (Materials)	6.4
Media (Consumer Discretionary)	0.3
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.4
Real Estate (Financials)	0.7
Retailing (Consumer Discretionary)	1.2
Semiconductors & Semiconductor Equipment (Information Technology)	0.3
Software & Services (Information Technology)	1.6
Technology Hardware & Equipment (Information Technology)	3.3
Telecommunication Services (Services)	1.5
Transportation (Industrials)	1.4
Utilities (Utilities)	1.2
Total	44.8%
Fixed Income Securities
Foreign Governments (Foreign Governments)	2.9%
U.S. Government Securities (U.S. Government Securities)	0.9
Total	3.8%
Short-Term Investments	45.1
Other Assets and Liabilities	6.3
Total	100.0%

Diversification by Country
as of October 31, 2010
Percentage of
Country	Net Assets
Argentina	0.1%
Australia	1.6
Austria	0.0
Belgium	0.1
Brazil	0.9
Canada	2.3
China	1.4
Colombia	0.1
Denmark	0.1
Finland	0.1
France	1.8
Germany	1.8
Greece	0.0
Hong Kong	1.3
India	0.0
Indonesia	0.5
Ireland	0.0
Israel	0.6
Italy	0.5
Japan	3.1
Jersey	0.2
Luxembourg	0.2
Mauritius	0.0
Mexico	0.3
Netherlands	0.8
New Zealand	1.3
Norway	0.1
Portugal	0.0
Russia	0.2
Singapore	0.3
South Africa	0.2
South Korea	0.1
Spain	0.8
Sweden	1.0
Switzerland	2.1
Taiwan	0.3
Turkey	0.3
United Kingdom	4.3
United States	19.8
Short-Term Investments	45.1
Other Assets and Liabilities	6.3
Total	100.0%

4

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 41.0%
	Automobiles & Components - 0.8%
1	Aisin Seiki Co., Ltd.	$37
30	Astra International TBK	189
41	Avichina Industry & Technology ●	22
1	Bayerische Motoren Werke (BMW) AG	83
3	Bridgestone Corp.	47
17	Byd Co., Ltd.	104
3	Daimler AG	212
2	Denso Corp.	64
21	Dongfeng Motor Group Co., Ltd.	45
3	Fiat S.p.A.	55
1	Great Wall Automobile Holdings Co., Ltd.	2
22	Guangzhou Automobile Group Co., Ltd.	33
6	Honda Motor Co., Ltd.	206
7	Isuzu Motors Ltd.	27
7	Mazda Motor Corp.	19
1	Michelin (C.G.D.E.) Class B	48
19	Mitsubishi Motors Corp. ●	23
9	Nissan Motor Co., Ltd.	77
1	Renault S.A.	53
1	Suzuki Motor Corp.	26
9	Toyota Motor Corp.	335
		1,707
	Banks - 3.2%
7	77 Bank Ltd.	33
–	Akbank T.A.S	2
9	Australia & New Zealand Banking Group Ltd.	214
3	Banche Popolari Unite Scpa	27
13	Banco Bilbao Vizcaya Argentaria S.A.	174
4	Banco Bradesco S.A. ADR	84
5	Banco de Sabadell S.A.	26
5	Banco Popular Espanol	29
5	Banco Santander Brasil S.A.	71
28	Banco Santander Central Hispano S.A.	364
1	Bancolombia S.A. ADR	84
241	Bank Central Asia PT	189
9	Bank Leumi Le-Israel	41
236	Bank Mandiri TBK	185
115	Bank of China Ltd.	69
33	Bank Of Communications Co.	36
10	Bank of East Asia	41
7	Bank of Yokohama Ltd.	36
40	Barclays Bank plc	174
3	BNP Paribas	240
25	BOC Hong Kong Holdings Ltd.	78
3	Chiba Bank Ltd.	20
28	China CITIC Bank	20
98	China Construction Bank	94
5	China Merchants Bank Co., Ltd.	15
23	China Minsheng Banking	21
3	Commerzbank AG	29
5	Commonwealth Bank of Australia	258
4	Credit Agricole S.A.	59
2	Danske Bank	51
7	DBS Group Holdings Ltd.	76
4	DNB Nor ASA	51
1	Erste Group Bank AG	27
4	Fukuoka Financial Group, Inc.	17
4	Hang Seng Bank Ltd.	52
59	HSBC Holdings plc	616
130	Industrial and Commercial Bank of China	105
29	Intesa Sanpaolo	103
4	Itau Unibanco Banco Multiplo S.A. ADR	103
1	KBC Groep N.V.	24
139	Lloyds Banking Group plc	153
44	Mitsubishi UFJ Financial Group, Inc.	202
5	Mitsui Trust Holdings, Inc.	19
71	Mizuho Financial Group, Inc.	103
7	National Australia Bank Ltd.	186
4	National Bank of Greece	42
5	Natixis	31
12	Nordea Bank Ab	132
11	Oversea-Chinese Banking Corp., Ltd.	77
2	Resona Holdings, Inc.	15
64	Royal Bank of Scotland Group plc ●	46
2	Shizuoka Bank Ltd.	19
4	Skandinaviska Enskilda Banken Ab	34
2	Societe Generale Class A	125
4	Solar Capital Ltd.	25
7	Standard Chartered plc	205
5	Sumitomo Mitsui Financial Group, Inc.	141
6	Sumitomo Trust & Banking Co., Ltd.	33
2	Svenska Handelsbanken Ab Class A	58
3	Swedbank Ab	35
8	The Hiroshima Bank Ltd.	31
9	Turkiye Garanti Bankasi A.S.	52
1	Turkiye Halk Bankasi A.S.	13
37	Turkiye Is Bankasi (Isbank)	164
49	Unicredit S.p.A.	128
5	United Overseas Bank Ltd.	74
34	Wells Fargo & Co.	884
10	Westpac Banking Corp.	232
1	Wing Hang Bank Ltd.	7
		7,204
	Capital Goods - 4.4%
1	3M Co.	112
12	ABB Ltd.	259
3	Acs Actividades Cons Y Serv	152
1	AGCO Corp. ●	56
2	Alfa Laval AB	37
1	Alstom RGPT	46
3	Asahi Glass Co., Ltd.	32
1	Assa Abloy Ab	29
3	Atlas Copco AB B Shares	49
12	BAE Systems plc	66
1	Beijing Enterprises Holdings Ltd.	9
1	Boeing Co.	94
1	Bouygues S.A.	45
2	Caterpillar, Inc.	176
17	China Communications Construction Co., Ltd.	16
3	China High Speed Transmission	7
16	China National Materials	14
14	China Railway Construction Corp.	17
25	China Railway Group Ltd.	20
4	Citic Pacific Ltd.	10
–	CNH Global N.V.	8
3	Compagnie De Saint-Gobain	147

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued) October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 41.0% - (continued)
	Capital Goods - 4.4% - (continued)
23	CSR Corp. Ltd.	$23
1	Daikin Industries Ltd.	37
23	Danaher Corp.	979
1	Deere & Co.	89
65	Dogan Sirketler Grubu Holding AS ●	47
5	Dongfang Electric Corp. Ltd.	24
2	Emerson Electric Co.	100
2	Empresa Brasileira de Aeronautica S.A. ADR	61
6	Enka Insaat ve Sanayi AS	25
2	European Aeronautic Defence and Space Co. N.V.	49
1	Fanuc Ltd.	113
2	Finmeccanica S.p.A.	33
–	Flowserve Corp.	35
6	Fraser And Neave Ltd.	27
1	Geberit AG	154
71	General Electric Co.	1,132
26	Hankyu Hanshin Holdings, Inc.	125
2	Honeywell International, Inc.	105
11	Hutchison Whampoa Ltd.	112
21	Illinois Tool Works, Inc.	975
18	Ingersoll-Rand plc	705
6	Itochu Corp.	52
1	Jgc Corp.	23
1	JS Group Corp.	21
7	Kawasaki Heavy Industries	19
6	Keppel Corp., Ltd.	43
12	KOC Holding AS	55
8	Komatsu Ltd.	194
1	Kone Oyj Class B	47
7	Koninklijke Philips Electronics N.V.	202
4	Kubota Corp.	37
–	L-3 Communications Holdings, Inc.	32
1	Leighton Holdings Ltd.	30
–	Lockheed Martin Corp.	27
–	Man AG	47
6	Marubeni Corp.	40
28	Metallurgical Corp. Of China ●	14
1	Metso Oyj	33
9	Mitsubishi Corp.	221
10	Mitsubishi Electric Corp.	93
12	Mitsubishi Heavy Industries Ltd.	43
6	Mitsui & Co., Ltd.	98
1	Ngk Insulators Ltd.	15
1	Nidec Corp.	56
3	Nsk Ltd.	20
–	Panasonic Electric Works Co., Ltd.	4
–	Precision Castparts Corp.	28
1	Raytheon Co.	60
6	Rolls-Royce Group plc	67
9	Sandvik Ab	137
2	Scania Ab	32
–	Schindler Holding AG	39
1	Schneider Electric S.A.	120
30	Shanghai Electric Group Co., Ltd.	20
2	Shanghai Industrial Holdings Ltd.	8
4	Siemens AG	432
10	Sinotruk Hong Kong Ltd.	11
3	Skanska Ab Class B	52
2	Skf Ab B Shares	48
–	SMC Corp.	36
2	Smiths Group plc	29
4	Sumitomo Corp.	52
3	Sumitomo Electric Industries Ltd.	42
3	Sumitomo Heavy Industries	19
5	Toyota Tsusho Corp.	79
2	United Technologies Corp.	136
1	Vallourec	110
1	Vestas Wind Systems A/S ●	32
3	Vinci S.A.	186
2	Volvo Ab B Shares	32
1	Wartsila Oyj Class B	35
1	Weichai Power Co., Ltd.	16
1	Wolseley plc ●	25
–	Yingli Green Energy Holdings ●	–
3	Zhuzhou CSR Times Electric	10
		9,710
	Commercial & Professional Services - 0.2%
2	Adecco S.A.	128
1	Aggreko plc	32
4	Brambles Ltd.	28
3	Capital Group plc	41
21	China Everbright International Ltd.	11
3	Dai Nippon Printing Co., Ltd.	33
4	Experian plc	52
10	Group 4 Securicor plc	44
1	Randstad Holding N.V.	25
1	Secom Co., Ltd.	34
3	Serco Group plc	26
–	SGS S.A.	28
		482
	Consumer Durables & Apparel - 0.8%
1	Adidas-Salomon AG	52
14	Anta Sports Products Ltd.	29
3	Arcelik A.S.	19
2	Burberry Group plc	37
31	China Dongxiang Group Co.	18
–	Christian Dior	50
2	CIE Financiere Richemont S.A.	86
18	Coach, Inc.	875
1	Electrolux Ab Series B	24
3	Gafisa S.A.	55
–	Hermes International	48
6	Li Ning Co., Ltd.	18
1	LVMH Moet Hennessy Louis Vuitton S.A.	138
2	Nikon Corp.	38
7	Panasonic Corp.	100
4	Sekisui House Ltd.	36
4	Sharp Corp.	37
–	Shimano, Inc.	22
3	Sony Corp.	115
–	Swatch Group AG	48
		1,845
	Consumer Services - 0.2%
1	Accor S.A.	36
1	Carnival plc	44
7	Compass Group plc	54
–	Ctrip.com International Ltd. ADR ●	13

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 41.0% - (continued)
	Consumer Services - 0.2% - (continued)
29	Genting Singapore plc ●	$48
2	Intercontinental Hotels Group	35
5	Melco PBL Entertainment Ltd. ADR ●	30
–	New Oriental Education & Technology Group, Inc. ADR ●	10
1	Opap S.A.	28
27	SJM Holdings Ltd.	40
–	Sodexo	25
		363
	Diversified Financials - 2.4%
1	Asx Ltd.	31
6	BlackRock, Inc.	1,014
2	China Everbright Ltd.	6
4	Credit Suisse Group AG	161
9	Daiwa Securities Group, Inc.	37
3	Deutsche Bank AG	184
1	Deutsche Boerse AG	51
5	Goldman Sachs Group, Inc.	829
–	Groupe Bruxelles Lambert S.A.	44
3	Grupo de Inversiones Suramericana	75
13	Haci Omer Sabanci Holding AS	68
10	Hong Kong Exchanges & Clearing Ltd.	221
13	ING Groep N.V.	139
2	Investor AB Class B	45
25	JP Morgan Chase & Co.	955
1	Julius Baer Group Ltd.	32
2	Kinnevik Investment AB	32
1	Macquarie Group Ltd.	50
7	Man Group plc	28
14	Nomura Holdings, Inc.	70
1	ORIX Corp.	48
6	Singapore Exchange Ltd.	39
12	UBS AG	208
52	UBS AG ADR	891
		5,258
	Energy - 3.9%
8	Apache Corp.	838
11	BG Group plc	220
64	BP plc	433
5	Cairn Energy plc ●	29
19	Cameco Corp.	579
21	China Coal Energy Co.	36
7	China Oilfield Services Ltd.	12
83	China Petroleum & Chemical Corp. Class H	79
19	China Shenhua Energy Co., Ltd.	85
42	CNOOC Ltd.	88
1	Ecopetrol S.A. ADR	64
14	Energy Resources of Australia Ltd.	174
9	Eni S.p.A.	204
8	EOG Resources, Inc.	796
–	Inpex Corp.	37
10	JX Holdings, Inc.	58
11	Kunlun Energy Co., Ltd.	14
33	Mongolia Energy Corp., Ltd. ●	13
8	Occidental Petroleum Corp.	645
1	OMV AG	25
4	Origin Energy Ltd.	57
2	Pacific Rubiales Energy Corp. ●	69
121	Paladin Energy Ltd. ●	490
95	PetroChina Co., Ltd.	117
1	Petrofac Ltd.	31
4	Petroleo Brasileiro S.A. ADR	130
686	PT Adaro Energy Tbk	162
3	Repsol YPF S.A.	82
12	Royal Dutch Shell plc	384
9	Royal Dutch Shell plc B Shares	290
1	Saipem S.p.A.	49
3	Santos Ltd.	32
16	Schlumberger Ltd.	1,140
1	Seadrill Ltd.	32
3	Statoil ASA	75
1	Technip S.A.	44
2	Tenaris S.A.	44
7	Total S.A.	391
3	Tullow Oil plc	61
2	Tupras-Turkiye Petrol Rafinerileri A.S.	51
–	Ultrapar Participacoes S.A.	10
97	Uranium One, Inc. ●	395
2	Woodside Petroleum Ltd.	83
1	Worleyparsons Ltd.	25
6	Yanzhou Coal Mining Co., Ltd.	16
		8,689
	Food & Staples Retailing - 0.5%
2	AEON Co., Ltd.	27
5	Almacenes Exito S.A.	71
1	Bim Birlesik Magazalar AS	19
2	Carrefour S.A.	108
5	China Resources Enterprise	21
–	Companhia Brasileira De Distribuicao S.A. ADR	11
–	Delhaize-Le Lion S.A.	33
5	J. Sainsbury plc	31
4	Koninklijke Ahold N.V.	58
–	Metro AG	29
14	Olam International Ltd.	34
3	Seven & I Holdings Co., Ltd.	65
28	Tesco plc	189
4	Uny Co., Ltd.	34
4	Wesfarmers Ltd.	133
9	Wm Morrison Supermarkets	44
5	Woolworths Ltd.	129
10	Wumart Stores, Inc.	24
		1,060
	Food, Beverage & Tobacco - 2.1%
4	Ajinomoto Co., Inc.	38
1	Anadolu Efes Biracilik ve Malt Sanayii AS	10
2	Anheuser-Busch InBev N.V.	156
9	Archer Daniels Midland Co.	285
1	Asahi Breweries Ltd.	29
3	BRF Brasil Foods S.A. ADR	48
7	British American Tobacco plc	254
–	Carlsberg A/S Class B	48
56	Chaoda Modern Agriculture	46
92	China Agri-Industries Holdings	134
29	China Foods Ltd.	24
9	China Mengniu Dairy Co.	25
9	China Yurun Food Group Ltd.	35
3	Coca-Cola Amatil Ltd.	30
1	Coca-Cola Hellenic Bottling	25
–	Coca-Cola Icecek	2

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued) October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 41.0% - (continued)
	Food, Beverage & Tobacco - 2.1% - (continued)
–	Companhia de Bebidas das Americas	$40
6	Cosan Ltd.	75
7	Cosan S.A. Industria E Comercio	113
8	Diageo Capital plc	146
6	Foster's Group Ltd.	33
169	Golden Agri Resources Ltd.	85
2	Groupe Danone	135
1	Heineken N.V.	50
4	Imperial Tobacco Group plc	119
41	Indofood Agri Resources Ltd. ●	83
–	Japan Tobacco, Inc.	44
9	JBS S.A.	35
1	Kerry Group plc Class A	30
3	Kirin Brewery Co., Ltd.	38
13	Nestle S.A.	727
15	PepsiCo, Inc.	960
8	Perdigao S.A.	111
1	Pernod-Ricard	61
3	SABMiller plc	99
1	Swedish Match Ab	30
18	Tingyi Holding Corp.	48
4	Tsingtao Brewery Co., Ltd.	19
7	Unilever N.V. CVA	205
4	Unilever plc	106
46	Want Want China Holdings Ltd.	43
23	Wilmar International Ltd.	114
		4,738
	Health Care Equipment & Services - 0.2%
1	Cie Generale d'Optique Essilor International S.A.	54
1	Fresenius Medical Care AG & Co.	47
1	Getinge AB Class B	27
1	Mindray Medical International Ltd.	43
1	Olympus Corp.	18
17	Shandong Weigao Group Medical Polymer Co., Ltd.	46
22	Sinopharm Medicine Holding Co., Ltd.	88
4	Smith & Nephew plc	38
–	Sonova Holding AG	20
–	Synthes, Inc.	24
1	Terumo Corp.	32
		437
	Household & Personal Products - 0.2%
–	Beiersdorf AG	28
3	Hengan International Group Co., Ltd.	31
1	Henkel AG & Co. KGaA	57
2	Kao Corp.	59
1	L'Oreal S.A.	104
2	Reckitt Benckiser Group plc	123
2	Shiseido Co., Ltd.	40
1	Uni-Charm Corp.	20
		462
	Insurance - 0.8%
7	Aegon N.V.	45
9	Ageas	27
2	Allianz SE	192
9	Amp Ltd.	48
4	Assicurazioni Generali	97
10	Aviva plc	63
5	AXA Asia Pacific Holdings	25
6	AXA S.A.	110
–	Baloise Holding AG	34
14	China Life Insurance Co., Ltd.	62
1	China Pacific Insurance	3
3	China Taiping Insurance ●	11
–	Dai-ichi Life Insurance Co., Ltd.	39
8	Insurance Australia Group	28
20	Legal & General Group plc	32
2	MS & AD Insurance Group Holdings	41
1	Muenchener Rueckversicherungs NPV	104
6	NKSJ Holdings, Inc. ●	40
21	Old Mutual plc	45
7	PICC Property and Casualty Co., Ltd. ●	11
7	Ping An Insurance (Group) Co.	77
8	Prudential plc	84
4	QBE Insurance Group Ltd.	62
8	Resolution Ltd.	35
14	RSA Insurance Group plc	28
2	Sampo Oyj Class A	58
9	Standard Life plc	32
6	Suncorp-Metway Ltd.	51
1	Swiss Re	60
1	T&D Holdings, Inc.	21
2	Tokio Marine Holdings, Inc.	67
1	Zurich Financial Services AG	132
		1,764
	Materials - 6.4%
3	Agrium, Inc.	222
1	Air Liquide	133
1	Akzo Nobel N.V.	49
27	Aluminum Corp. of China Ltd.	25
5	Amcor Ltd.	31
11	Angang Steel Co., Ltd.	17
3	Anglo American Platinum Co., Ltd.	267
9	Anglo American plc	408
4	Anhui Conch Cement Co., Ltd.	18
2	Antofagasta	50
8	ArcelorMittal	247
6	Asahi Kasei Corp.	37
13	Barrick Gold Corp.	631
3	BASF SE	228
18	BBMG Corp.	25
12	BHP Billiton Ltd.	496
17	BHP Billiton plc	599
2	Braskem S.A.	42
6	Cementos Argos S.A.	45
2	CF Industries Holdings, Inc.	287
102	China Bluechemical Ltd.	81
22	China Molybdenum Co., Ltd.	22
6	China National Building Material Co., Ltd.	14
14	China Zhongwang Holdings Ltd.	9
3	Companhia Siderurgica Nacional S.A.	54
3	CRH plc	49
–	Eramet	95
33	Eregli Demir ve Celik Fabrikalari T.A.S.	121
7	Eurasian Natural Resources Corp.	96
3	Evraz Group S.A. §	89
2	Fibria Celulose S.A. ADR ●	34

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 41.0% - (continued)
	Materials - 6.4% - (continued)
4	Fletcher Building Ltd.	$27
7	Fortescue Metals Group Ltd. ●	42
24	Fosun International	20
7	Freeport-McMoRan Copper & Gold, Inc.	659
25	Fushan International Energy	17
2	Gerdau S.A.	22
–	Givaudan	34
13	Goldcorp, Inc.	585
43	Grupo Mexico SAB de CV	141
–	HeidelbergCement AG	21
15	Hidili Industry International Development	16
1	Holcim Ltd.	58
16	Huabao International Holdings Ltd.	24
55	Incitec Pivot Ltd.	201
1	Intrepid Potash, Inc. ●	31
4	Inversiones Argos S.A.	46
10	Israel Chemicals Ltd.	157
2	JFE Holdings, Inc.	60
12	Jiangxi Copper Co., Ltd.	34
1	JSR Corp.	23
5	K+S AG	319
6	Kazakmys plc	128
25	Kinross Gold Corp.	449
10	Kobe Steel Ltd.	23
1	Koninklijke DSM N.V.	29
2	Kuraray Co., Ltd.	28
1	Lafarge S.A.	61
23	Lee & Man Paper	20
1	Linde AG	84
1	Lonmin plc	25
28	Maanshan Iron & Steel	16
8	Mining and Metallurgical Co. Norilsk Nickel ADR	140
8	Mitsubishi Chemical Holdings	39
11	Mitsui Mining & Smelting Co.	33
11	Monsanto Co.	640
3	Mosaic Co.	240
3	Newcrest Mining Ltd.	106
10	Newmont Mining Corp.	631
14	Nine Dragons Paper Holdings	23
20	Nippon Steel Corp.	63
1	Nitto Denko Corp.	33
5	Norsk Hydro ASA	31
2	Novolipet Steel §	83
–	Novozymes A/S Class B	24
1	Orica Ltd.	30
2	Potash Corp. of Saskatchewan, Inc.	239
4	Randgold Resources Ltd. ADR	386
–	Rangold Resources Ltd.	37
2	Rio Tinto Ltd.	147
10	Rio Tinto plc	620
2	Shin-Etsu Chemical Co., Ltd.	92
9	Sino Forest Corp. Class A ●	184
126	Sinofert Holdings Ltd.	67
45	Sinopec Shanghai Petrochemical Co., Ltd.	20
–	Solvay S.A.	25
4	Southern Copper Corp.	165
6	Sterlite Industries Ltd.	92
3	Stora Enso Oyj Class R	33
8	Sumitomo Chemical Co., Ltd.	33
17	Sumitomo Metal Industries	39
2	Sumitomo Metal Mining Co., Ltd.	38
2	Svenska Cellulosa Ab B Shares	31
1	Syngenta AG	357
3	Teck Cominco Ltd. Class B	119
1	ThyssenKrupp AG	55
6	Toray Industries, Inc.	36
1	Umicore	34
2	UPM-Kymmene Oyj	29
2	Uralkali §	46
13	Vale S.A. SP ADR	402
3	Vedanta Resources plc	104
1	Voestalpine AG	31
16	Xstrata plc	319
4	Yara International ASA	209
8	Zhaojin Mining Industry Co., Ltd.	24
39	Zijin Mining Group Co., Ltd.	37
		14,087
	Media - 0.3%
4	British Sky Broadcasting Group plc	48
1	Dentsu, Inc.	34
2	Elsevier N.V.	29
1	Focus Media Holding Ltd. ADR ●	28
1	Hakuhodo DY Holdings, Inc.	35
1	Lagardere S.C.A.	29
5	Mediaset S.p.A.	36
3	Net Servicos de Comunicacao S.A. ●	47
3	Pearson plc	47
1	Publicis Groupe	26
3	Reed Elsevier Capital, Inc.	28
1	SES Global S.A.	27
12	Singapore Press Holdings Ltd.	40
2	Television Broadcasts Ltd.	11
4	Vivendi S.A.	121
1	Wolters Kluwer N.V.	28
4	WPP plc	47
		661
	Pharmaceuticals, Biotechnology & Life Sciences - 3.4%
1	Actelion Ltd. ●	34
5	Alexion Pharmaceuticals, Inc. ●	367
11	Amgen, Inc. ●	607
2	Astellas Pharma, Inc.	78
5	AstraZeneca plc	243
3	Bayer AG	209
19	Celgene Corp. ●	1,148
2	CSL Ltd.	65
2	Daiichi Sankyo Co., Ltd.	52
2	Eisai Co., Ltd.	58
26	Gilead Sciences, Inc. ●	1,031
17	GlaxoSmithKline plc	340
–	Merck KGaA	24
7	Novartis AG	402
2	Novo Nordisk A/S	163
2	Orion Oyj Class B	35
2	Qiagen N.V. ●	36
2	Roche Holding AG	343
4	Sanofi-Aventis S.A.	251
1	Santen Pharmaceutucal Co., Ltd.	26
1	Shionogi & Co., Ltd.	12
2	Shire plc	49
The accompanying notes are an integral part of these financial statements.

9

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 41.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 3.4% - (continued)
3	Takeda Pharmaceutical Co., Ltd.	$135
3	Teva Pharmaceutical Industries Ltd.	177
16	Teva Pharmaceutical Industries Ltd. ADR	835
1	Tsumura & Co.	38
20	Vertex Pharmaceuticals, Inc. ●	766
		7,524
	Real Estate - 0.7%
5	Agile Property Holdings Ltd.	6
4	British Land Co. plc	29
13	Capitaland Ltd.	40
19	Champion REIT	10
7	Cheung Kong Holdings Ltd.	102
4	China Overseas Land & Investment Ltd.	10
3	China Resources Land Ltd.	5
3	City Developments Ltd.	25
32	Country Garden Holdings Co.	11
2	Daiwa House Industry Co., Ltd.	21
28	Franshion Properties	9
11	Gpt Group	29
7	Greentown China Holdings	8
6	Guangzhou R&F Properties	9
5	Hammerson plc	34
5	Hang Lung Group Ltd.	35
35	Hang Lung Properties Ltd.	171
7	Henderson Land Development Co., Ltd.	47
2	Hopewell Holdings	5
4	Hopson Development Holdings Ltd.	4
2	Hysan Development Co., Ltd.	7
–	Japan Real Estate Investment Trust	10
5	Kerry Properties Ltd.	30
1	Klepierre	34
4	Land Securities Group plc	46
15	Link Reit	46
5	Mitsubishi Estate Co., Ltd.	87
4	Mitsui Fudosan Co., Ltd.	72
27	New World China Land Ltd.	10
20	New World Development Co., Ltd.	40
–	Nippon Building Fund, Inc.	20
10	Poly Hong Kong Investments	10
46	Renhe Commercial Holdings	9
6	Shimao Property Holdings Ltd.	10
17	Shui On Land Ltd.	9
4	Sino Land Co., Ltd.	9
12	Sino-Ocean Land Holdings Ltd.	9
16	Soho China Ltd.	14
8	Stockland	28
2	Sumitomo Realty & Development Co., Ltd.	40
7	Sun Hung Kai Properties Ltd.	113
3	Swire Pacific Ltd.	50
5	Tokyu Land Corp.	24
–	Unibail-Rodamco SE	72
8	Westfield Group	103
1	Weyerhaeuser Co.	10
8	Wharf Holdings Ltd.	50
		1,572
	Retailing - 1.2%
19	Belle International Holdings Ltd.	34
4	Esprit Holdings Ltd.	22
–	Fast Retailing Co., Ltd.	28
12	Golden Eagle Retail Group Ltd.	33
57	GOME Electrical Appliances Holdings Ltd.	19
3	Hennes & Mauritz Ab	118
1	Industria de Diseno Textil S.A.	74
2	Isetan Mitsukoshi Holdings Ltd.	25
12	Kingfisher plc	46
18	Kohl's Corp. ●	897
7	Li & Fung Ltd.	39
7	Marks & Spencer Group plc	51
1	Next plc	27
78	Parkson Retail Group Ltd.	140
–	Pinault-Printemps-Redoute S.A.	48
–	Rakuten, Inc.	23
25	Staples, Inc.	513
23	Urban Outfitters, Inc. ●	701
1	Yamada Denki Co., Ltd.	36
		2,874
	Semiconductors & Semiconductor Equipment - 0.3%
15	Advanced Semiconductor Engineering, Inc.	13
1	Advantest Corp.	15
6	Arm Holdings plc	37
2	ASML Holding N.V.	54
1	Epistar Corp.	5
4	Infineon Technologies AG ●	32
15	Inotera Memories, Inc.	7
1	JA Solar Holdings Co. Ltd. ADR ●	9
5	MediaTek, Inc.	60
15	Nanya Technology Corp.	9
2	Powertech Technology, Inc.	6
–	Rohm Co., Ltd.	17
–	Samsung Electronics Co., Ltd.	145
124	Semiconductor Manufacturing ●	10
10	Siliconware Precision Industries	11
1	Suntech Power Holdings Co., Ltd. ADR ●	5
92	Taiwan Semiconductor Manufacturing Co., Ltd.	190
1	Tokyo Electron Ltd.	52
27	United Microelectronics Corp.	13
		690
	Software & Services - 1.6%
33	Adobe Systems, Inc. ●	920
74	Alibaba.com Ltd. ●	145
1	Autonomy Corp. plc ●	17
3	Baidu, Inc. ADR ●	377
–	Capital Gemini S.A.	25
2	Computershare Ltd.	24
2	Google, Inc. ●	1,238
–	Longtop Financial Technologies Ltd. ●	6
–	Netease.com, Inc. ●	7
–	Nintendo Co., Ltd.	94
–	Ntt Data Corp.	6
–	Perfect World Co., Ltd. ADR ●	1
8	Sage Group plc	35
3	SAP AG	148
–	Shanda Interactive Entertainment Ltd. ADR ●	5
–	Sina Corp. ●	6
3	Sohu.com, Inc. ●	187
10	Tencent Holdings Ltd.	220

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 41.0% - (continued)
	Software & Services - 1.6% - (continued)
–	Yahoo Japan Corp.	$28
		3,489
	Technology Hardware & Equipment - 3.3%
3	AAC Acoustic Technologies	8
3	Acer, Inc.	9
9	Alcatel S.A.	32
4	Apple, Inc. ●	1,137
1	Asustek Computer, Inc.	5
14	AU Optronics Corp.	14
11	BYD Electronic International Co., Ltd.	6
4	Canon, Inc.	201
15	Chimei Innolux Corp.	20
48	Chunghwa Picture Tubes Ltd. ●	7
44	Cisco Systems, Inc. ●	998
10	Compal Electronics, Inc.	13
47	Corning, Inc.	852
3	Delta Electronics, Inc.	11
45	EMC Corp. ●	945
2	Foxconn Technology Co., Ltd.	6
2	Fuji Photo Film Co., Ltd.	56
6	Fujitsu Ltd.	41
4	High Technology Computer Corp.	101
18	Hitachi Ltd.	81
47	Hon Hai Precision Industry Co., Ltd.	179
2	Hoya Pentax HD Corp.	42
1	Ibiden Co., Ltd.	15
26	Juniper Networks, Inc. ●	829
–	Keyence Corp.	35
2	Kingboard Chemical Holdings Ltd.	7
2	Konica Minolta Holdings, Inc.	16
1	Kyocera Corp.	59
26	Legend Holdings Ltd.	17
9	Lite-On Technology Corp.	12
1	Murata Manufacturing Co., Ltd.	40
2	Nan Ya Printed Circuit Board Corp.	7
2	NEC Corp.	5
1	Nippon Electric Glass Co., Ltd.	18
13	Nokia Oyj	142
1	Omron Corp.	20
2	Pegatron Corp. ●	2
25	Qualcomm, Inc.	1,107
4	Quanta Computer, Inc.	8
2	Ricoh Co., Ltd.	34
3	Synnex Technology International Corp.	8
1	TDK Corp.	31
11	Telefonaktiebolaget LM Ericsson	123
13	Toshiba Corp.	66
3	Wistron Corp.	7
3	ZTE Corp.	12
		7,384
	Telecommunication Services - 1.5%
22	AT&T, Inc.	616
1	Belgacom S.A.	35
2	Brasil Telecom S.A. ADR ●	45
27	BT Group plc	66
57	China Communications Services Corp., Ltd.	33
10	China Mobile Ltd.	97
193	China Telecom Corp., Ltd.	101
62	China Unicom Ltd.	88
9	Deutsche Telekom AG	135
6	France Telecom S.A.	154
2	Inmarsat plc	25
–	KDDI Corp.	38
5	Koninklijke (Royal) KPN N.V.	90
–	Millicom International Cellular SDR	24
1	Nippon Telegraph & Telephone Corp.	54
–	NTT DoCoMo, Inc.	91
169	P.T. Telekomunikasi Indonesia Tbk	171
105	PCCW Ltd.	40
2	Portugal Telecom S.G.P.S. S.A. (with rights)	32
34	Singapore Telecommunications Ltd.	80
3	Softbank Corp.	95
–	Swisscom AG	19
2	Tele Norte Leste Participacoes S.A. ADR	31
2	Tele2 Ab B Shares	35
51	Telecom Italia S.p.A.	71
14	Telefonica S.A.	378
2	Telekom Austria AG	27
3	Telenor ASA	56
8	Telia Ab	69
20	Telstra Corp., Ltd.	52
1	Tim Participacoes S.A. ADR	19
10	Turk Telekomunikasyon AS	45
5	Turkcell Iletisim Hizmetleri A.S. ADR	92
2	Vivo Participacoes S.A.	58
173	Vodafone Group plc	474
		3,536
	Transportation - 1.4%
–	A.P. Moller-Maersk A/S	25
2	Abertis Infraestructuras S.A.	31
1	Aeroports de Paris	96
20	Air China Ltd.	27
11	All America Latina Logistica S.A.	100
54	Asciano Group	82
21	Beijing Capital International Airport Co., Ltd.	12
–	Canadian National Railway Co.	11
6	Cathay Pacific Airways Ltd.	17
–	Central Japan Railway Co.	30
31	China Eastern Airlines Co. ●	20
3	China Merchants Holdings International Co., Ltd.	10
33	China Shipping Container ●	13
5	China Shipping Development	7
31	China Southern Airline ●	22
16	Cosco Holdings Co., Ltd.	19
4	Cosco Pacific Ltd.	6
2	CSX Corp.	94
8	Deutsche Lufthansa AG	165
10	Deutsche Post AG	181
2	DSV A/S	36
1	East Japan Railway Co.	80
11	FedEx Corp.	966
3	GOL Linhas Aereas Inteligentes S.A. ADR	56
3	Groupe Eurotunnel S.A.	29
28	Guangshen Railway Co., Ltd. Class H	11
8	Jiangsu Express Co., Ltd.	10
5	Keisei Electric Railway Co.	31
12	Kintetsu Corp.	37
–	Kuehne & Nagel International AG	36
5	Mitsui O.S.K. Lines Ltd.	30

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
COMMON STOCKS - 41.0% - (continued)
		Transportation - 1.4% - (continued)
	16	MTR Corp., Ltd.	$60
	31	Nippon Yusen	131
	2	Singapore Airlines Ltd.	22
	22	Sinotrans Shipping Ltd.	9
	2	Tam S.A.	53
	2	TNT N.V.	43
	9	Tobu Railway Co., Ltd.	51
	8	Tokyu Corp.	37
	5	Toll Holdings Ltd.	31
	6	Transurban Group	32
	38	Turk Hava Yollari Anonim Ortakligi ●	154
	2	Union Pacific Corp.	143
	2	United Parcel Service, Inc. Class B	134
	–	West Japan Railway Co.	15
	2	Yamato Holdings Co., Ltd.	23
	8	Zhejiang Expressway Co., Ltd.	8
			3,236
		Utilities - 1.2%
	2	AGL Energy Ltd.	31
	3	Centrais Eletricas Brasileiras S.A.	37
	20	Centrica plc	105
	28	China Longyuan Power Group Corp. ●	30
	15	China Resources Power Holdings Co., Ltd.	29
	2	Chubu Electric Power Co., Inc.	63
	–	CIA Saneamento Basico De Estado de Sao Paulo	9
	14	CLP Holdings Ltd.	117
	2	Companhia Energetica de Minas Gerais ADR	37
	2	Companhia Paranaense de Energia - Copel	47
	–	CPFL Energia S.A.	5
	55	Datang International Power	22
	7	E.On AG	203
	7	Electricidade de Portugal S.A.	28
	1	Electricite de France	47
	26	Enel S.p.A.	147
	6	ENN Energy Holdings Ltd.	18
	2	Fortum Corp.	56
	4	Gaz de France	175
	46	Guangdong Investment Ltd.	23
	3	Hokkaido Electric Power Co.	54
	32	Hong Kong & China Gas	77
	12	Hong Kong Electric Holdings	79
	46	Huaneng Power International, Inc.	26
	16	Iberdrola S.A.	138
	6	Interconexion Electrica S.A.	47
	5	International Power plc	37
	3	Kansai Electric Power Co., Inc.	67
	12	National Grid plc	109
	5	Osaka Gas Co., Ltd.	20
	1	Red Electrica Corporacion S.A.	28
	1	RWE AG	41
	4	Scottish & Southern Energy	74
	2	Shikoku Electric Power Co.	48
	6	Snam Rete Gas S.p.A.	31
	1	Suez Environment S.A.	25
	2	Tohoku Electric Power Co., Inc.	52
	4	Tokyo Electric Power Co., Inc.	106
	9	Tokyo Gas Co., Ltd.	41
	3	United Utilities Group plc	30
	2	Veolia Environment S.A.	52
			2,411
		Total common stocks
		(cost $86,489)	$91,183

PREFERRED STOCKS - 0.1%
		Automobiles & Components - 0.1%
	1	Volkswagen AG N.V.	$86
		Health Care Equipment & Services - 0.0%
	–	Fresenius SE	30
		Telecommunication Services - 0.0%
	2	Telecomunicacoes de Sao Paulo S.A.	50
		Total preferred stocks
		(cost $137)	$166

EXCHANGE TRADED FUNDS - 3.7%
		Diversified Financials - 3.7%
	16	Energy Select Sector SPDR	$961
	146	iShares MSCI Canada Index Fund	4,209
	15	iShares MSCI Chile Investable Market Index Fund	1,106
	35	iShares MSCI South Korea Index Fund	1,906
		Total exchange traded funds
		(cost $7,830)	$8,182

CORPORATE BONDS: INVESTMENT GRADE - 2.8%
		Foreign Governments - 2.8%
		Canada (Government of)
CAD	898	4.25%, 12/01/2026 Ж	1,312
		Israel CPI Linked
ILS	100	4.00%, 05/30/2036 Ж	36
		Mexican Udibonos
MXN	5,046	4.50%, 11/22/2035 Ж	528
		New Zealand (Government of)
NZD	3,640	6.00%, 12/15/2017	2,939
		South Africa (Republic of)
ZAR	1,081	3.45%, 12/07/2033 Ж	170
		Swedish Government
SEK	6,425	3.50%, 12/01/2028 Ж	1,321
			6,306
		Total corporate bonds: investment grade
		(cost $6,174)	$6,306

CORPORATE BONDS: NON-INVESTMENT GRADE - 0.1%
		Foreign Governments - 0.1%
		Argentina (Republic of)
ARS	977	5.83%, 12/31/2033 Ж	232

		Total corporate bonds: non-investment grade
		(cost $123)	$232

The accompanying notes are an integral part of these financial statements.

12

Shares or Principal Amount ╬			Market Value ╪
U.S. GOVERNMENT SECURITIES - 0.9%
	U.S. Treasury Securities - 0.9%
	U.S. Treasury Bonds - 0.9%
$425	1.75%, 01/15/2028◄		$490
1,170	2.38%, 01/15/2027◄╦		1,520
			2,010
	Total U.S. government securities
	(cost $1,870)		$2,010

Contracts			Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
	Equity Option Contract - 0.0%
	S&P 500 Index Put
–	Expiration: 12/17/2010, Exercise Price:
	$125.00		$22

	Total put options purchased
	(cost $33)		$22

	Total long-term investments
	(cost $102,656)		$108,101

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 45.1%
	Repurchase Agreements - 45.1%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $23,158,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $23,621)
$23,158	0.23%, 10/31/2010		$23,158
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $14,028,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $14,309)
14,028	0.23%, 10/31/2010		14,028
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $63,240,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $64,503)
63,239	0.22%, 10/31/2010		63,239
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $63, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $65)
63	0.21%, 10/31/2010		63
			100,488
	Total short-term investments
	(cost $100,488)		$100,488

	Total investments
	(cost $203,144) ▲	93.7%	$208,589
	Other assets and liabilities	6.3%	14,036
	Total net assets	100.0%	$222,625

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 28.8% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The consolidated schedule of investments includes investments held by The Hartford Cayman Global All-Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total net assets in the  Subsidiary. As of October 31, 2010, the Fund invested 2.7% of its total net assets in the Subsidiary.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $203,295 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$5,952
Unrealized Depreciation	(658)
Net Unrealized Appreciation	$5,294

●	Currently non-income producing.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2010, the aggregate value of these securities amounted to $218, which represents 0.10% of total net assets.

◄
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

ARS ─ Argentine Peso
CAD ─ Canadian Dollar
ILS ─ Israeli Shekel
MXN ─ Mexican New Peso
NZD ─ New Zealand Dollar
SEK ─ Swedish Krona
ZAR ─ South African Rand

Ж	Inflation-indexed bonds are securities in which the principal amount is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

The accompanying notes are an integral part of these financial statements.

14

Futures Contracts Outstanding at October 31, 2010

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
5 Year U.S. Treasury Note	52	Long	12/31/2010	$6,322	$6,275	$47
10 Year U.S. Treasury Note	82	Long	12/21/2010	10,355	10,301	54
Australian 10 Year Bond	20	Long	12/15/2010	2,075	2,099	(24)
Canadian 10 Year Bond	17	Long	12/20/2010	2,107	2,101	6
Cocoa	28	Long	12/15/2010	783	788	(5)
Corn	27	Long	03/14/2011	803	715	88
Gold 100 oz.	4	Long	12/30/2010	543	495	48
Live Cattle	20	Long	12/31/2010	791	801	(10)
Nasdaq 100 E-Mini	114	Long	12/17/2010	4,838	4,532	306
Platinum	10	Long	01/31/2011	854	821	33
S&P 500 Mini	229	Long	12/17/2010	13,508	13,249	259
Soybean	6	Long	01/14/2011	371	352	19
Soybean Meal	16	Long	12/14/2010	540	492	48
Topix Index	20	Long	12/09/2010	2,003	2,052	(49)
Ultra Long Bond	21	Long	12/21/2010	2,832	2,902	(70)
						$750

* The number of contracts does not omit 000's.

Cash of $2,210 was pledged as initial margin deposit for open futures contracts at October 31, 2010.

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	JP Morgan Securities	Buy	$15	$15	11/01/2010	$–
Australian Dollar	JP Morgan Securities	Buy	242	242	11/03/2010	–
Australian Dollar	JP Morgan Securities	Buy	97	96	11/04/2010	1
British Pound	Banc of America Securities	Buy	19	18	12/15/2010	1
British Pound	Goldman Sachs	Buy	107	107	11/03/2010	–
British Pound	Goldman Sachs	Sell	7	7	11/01/2010	–
British Pound	State Street Global Markets LLC	Buy	693	680	11/01/2010	13
Canadian Dollar	Barclay Investments	Buy	33	33	11/03/2010	–
Canadian Dollar	State Street Global Markets LLC	Buy	124	124	11/02/2010	–
Chinese Renminbi	Citibank	Sell	446	440	07/27/2012	(6)
Chinese Renminbi	Deutsche Bank Securities	Buy	1,337	1,279	03/30/2012	58
Chinese Renminbi	Deutsche Bank Securities	Sell	325	322	03/30/2012	(3)
Chinese Renminbi	JP Morgan Securities	Buy	1,741	1,680	07/27/2012	61
Chinese Renminbi	JP Morgan Securities	Sell	355	352	03/30/2012	(3)
Chinese Renminbi	JP Morgan Securities	Sell	412	407	07/27/2012	(5)
Danish Krone	RBC Dominion Securities	Buy	28	28	11/02/2010	–
Euro	Barclay Investments	Sell	1,004	1,008	12/15/2010	4
Euro	Calyon Securities	Buy	684	677	11/01/2010	7
Euro	Calyon Securities	Buy	9	9	11/02/2010	–
Euro	CS First Boston	Buy	45	45	11/02/2010	–
Euro	CS First Boston	Buy	72	72	11/03/2010	–
Euro	Deutsche Bank Securities	Sell	216	216	12/10/2010	–
Euro	Goldman Sachs	Sell	614	620	01/21/2011	6
Euro	Westpac International	Buy	7	7	11/01/2010	–
Hong Kong Dollar	JP Morgan Securities	Buy	346	346	11/02/2010	–
Hong Kong Dollar	Morgan Stanley	Buy	79	79	11/01/2010	–
Hungarian Forint	Barclay Investments	Sell	619	617	01/21/2011	(2)
Indian Rupee	Deutsche Bank Securities	Sell	299	298	01/25/2011	(1)
Indian Rupee	JP Morgan Securities	Buy	299	301	01/25/2011	(2)
Israeli New Shekel	JP Morgan Securities	Buy	20	20	11/01/2010	–
Japanese Yen	Citibank	Sell	2,468	2,446	01/25/2011	(22)
Japanese Yen	CS First Boston	Buy	568	563	11/02/2010	5

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global All-Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2010 - (continued)
						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Japanese Yen	CS First Boston	Buy	$39	$39	11/04/2010	$–
Japanese Yen	Deutsche Bank Securities	Sell	992	991	01/25/2011	(1)
Japanese Yen	Morgan Stanley	Buy	38	37	11/01/2010	1
Kazakhstani Tenge	Citibank	Buy	624	624	01/21/2011	–
Mexican New Peso	State Street Global Markets LLC	Buy	11	11	11/03/2010	–
New Zealand Dollar	Barclay Investments	Sell	326	311	12/15/2010	(15)
New Zealand Dollar	Goldman Sachs	Sell	296	278	12/15/2010	(18)
New Zealand Dollar	JP Morgan Securities	Sell	633	602	12/15/2010	(31)
New Zealand Dollar	JP Morgan Securities	Buy	2	2	11/02/2010	–
New Zealand Dollar	RBC Dominion Securities	Sell	1,742	1,724	12/15/2010	(18)
Norwegian Krone	Calyon Securities	Buy	32	32	11/01/2010	–
Norwegian Krone	Goldman Sachs	Buy	339	337	01/25/2011	2
Norwegian Krone	Morgan Stanley	Buy	10	10	11/03/2010	–
Norwegian Krone	Westpac International	Buy	210	209	01/25/2011	1
Peruvian New Sol	Citibank	Buy	620	622	01/21/2011	(2)
Republic of Korea Won	Westpac International	Buy	112	112	12/15/2010	–
Republic of Korea Won	Westpac International	Buy	499	503	12/15/2010	(4)
Singapore Dollar	Brown Brothers Harriman	Buy	19	19	11/03/2010	–
Singapore Dollar	CS First Boston	Buy	19	19	11/01/2010	–
Singapore Dollar	JP Morgan Securities	Buy	50	50	11/02/2010	–
Singapore Dollar	JP Morgan Securities	Buy	505	504	12/15/2010	1
Singapore Dollar	Westpac International	Buy	105	105	12/15/2010	–
South African Rand	Barclay Investments	Sell	165	158	12/15/2010	(7)
South African Rand	Calyon Securities	Buy	54	53	11/03/2010	1
South African Rand	Morgan Stanley	Buy	19	19	11/05/2010	–
Swedish Krona	Barclay Investments	Sell	1,375	1,365	11/30/2010	(10)
Swedish Krona	Calyon Securities	Buy	97	96	11/01/2010	1
Swedish Krona	JP Morgan Securities	Buy	1,103	1,092	01/25/2011	11
Swedish Krona	JP Morgan Securities	Buy	921	926	01/25/2011	(5)
Swedish Krona	Morgan Stanley	Buy	6	6	11/03/2010	–
Swedish Krona	RBS Securities	Buy	921	926	01/25/2011	(5)
Swedish Krona	Westpac International	Buy	415	414	01/25/2011	1
Swiss Franc	Brown Brothers Harriman	Buy	259	257	11/01/2010	2
Swiss Franc	Deutsche Bank Securities	Buy	47	47	11/03/2010	–
Turkish New Lira	UBS AG	Buy	62	61	11/02/2010	1
						$18
Credit Default Swap Contracts Outstanding at October 31, 2010

								Unrealized
		Notional	Buy/Sell	(Pay)/Receive	Expiration		Market	Appreciation/
Counterparty	Reference Entity	Amount	Protection	Fixed Rate	Date	Cost	Value ╪	(Depreciation)
Goldman Sachs	CDX Emerging Market Index	$1,775	Sell	5.00%	06/22/15	$176	$229	$53
Goldman Sachs	LCDX North American Index	3,861	Sell	2.50%	06/22/15	(143)	(48)	95
JP Morgan Chase*	TRX North American Index	3,500	Sell	2.67%	04/01/11	108	89	(19)
Morgan Stanley	CDX Emerging Market Index	3,475	Sell	5.00%	06/22/15	394	448	54
Morgan Stanley	CDX Emerging Market Index	700	Sell	5.00%	12/21/15	85	98	13
Morgan Stanley	CDX North American High
	Yield Index	5,600	Sell	5.00%	12/21/15	(162)	23	185
Morgan Stanley	LCDX North American Index	1,312	Sell	2.50%	06/22/15	(41)	(16)	25
								$406

*
The aggregate value of investments valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at October 31, 2010, was $89, which represents 0.04% of total net assets.

The accompanying notes are an integral part of these financial statements.

16

Interest Rate Swap Contracts Outstanding at October 31, 2010

							Unrealized
		Payments received	Notional	Expiration		Market	Appreciation/
Counterparty	Payments made by Fund	by Fund	Amount	Date	Cost	Value ╪	(Depreciation)
Goldman Sachs	Brazil CETIP Interbank Deposit	BRL 11.48% Fixed	$975	01/02/12	$–	$2	$2
Goldman Sachs	Brazil CETIP Interbank Deposit	BRL 11.75% Fixed	939	01/02/14	–	(1)	(1)
							$1

Total Return Swap Contracts Outstanding at October 31, 2010

							Unrealized
		Notional	Payments received	Expiration		Market	Appreciation/
Counterparty	Reference Entity	Amount	by Fund	Date	Cost	Value ╪	(Depreciation)
Goldman Sachs	Market Vectors Gold	$554	0.04% Floating	01/31/11	$–	$14	$14
Goldman Sachs	Market Vectors Gold	560	0.05% Floating	01/31/11	–	10	10
							$24

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global All-Asset Fund
Consolidated Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)
	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$1,707	$33	$1,674	$–
Banks	7,204	1,226	5,978	–
Capital Goods	9,710	4,957	4,753	–
Commercial & Professional Services	482	–	482	–
Consumer Durables & Apparel	1,845	930	915	–
Consumer Services	363	53	310	–
Diversified Financials	5,258	3,764	1,494	–
Energy	8,689	4,666	4,023	–
Food & Staples Retailing	1,060	82	978	–
Food, Beverage & Tobacco	4,738	1,697	3,041	–
Health Care Equipment & Services	437	43	394	–
Household & Personal Products	462	28	434	–
Insurance	1,764	–	1,764	–
Materials	14,087	6,704	7,383	–
Media	661	75	586	–
Pharmaceuticals, Biotechnology & Life Sciences	7,524	4,754	2,770	–
Real Estate	1,572	10	1,562	–
Retailing	2,874	2,111	763	–
Semiconductors & Semiconductor Equipment	690	14	676	–
Software & Services	3,489	2,747	742	–
Technology Hardware & Equipment	7,384	5,870	1,514	–
Telecommunication Services	3,536	861	2,675	–
Transportation	3,236	1,557	1,679	–
Utilities	2,411	182	2,229	–
Total	91,183	42,364	48,819	–
Corporate Bonds: Investment Grade	6,306	–	6,306	–
Preferred Stocks	166	50	116	–
Exchange Traded Funds	8,182	8,182	–	–
U.S. Government Securities	2,010	–	2,010	–
Put Options Purchased	22	22	–	–
Corporate Bonds: Non-Investment Grade	232	–	–	232
Short-Term Investments	100,488	–	100,488	–
Total	$208,589	$50,618	$157,739	$232
Credit Default Swaps*	425	–	425	–
Foreign Currency Contracts*	178	–	178	–
Futures*	908	908	–	–
Interest Rate Swaps*	2	–	2	–
Total Return Swaps*	24	–	24	–
Total	$1,537	$908	$629	$–
Liabilities:
Credit Default Swaps*	19	–	19	–
Foreign Currency Contracts*	160	–	160	–
Futures*	158	158	–	–
Interest Rate Swaps*	1	–	1	–
Total	$338	$158	$180	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.
The accompanying notes are an integral part of these financial statements.

18

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in							Balance
	Balance	Realized	Unrealized					Transfers	Transfers	as of
	as of May	Gain	Appreciation		Net			Into	Out of	October
	28, 2010*	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	31, 2010
Assets:
Corporate Bonds	$—	$34	$109	†	$—	$232	$(143)	$—	$—	$232
Total	$—	$34	$109		$—	$232	$(143)	$—	$—	$232

*	Commenced operations on May 28, 2010.
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $109.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Global All-Asset Fund
Consolidated Statement of Assets and Liabilities October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $203,144)	$208,589
Cash	2,765	*,†
Foreign currency on deposit with custodian (cost $7)	7
Unrealized appreciation on foreign currency contracts	178
Unrealized appreciation on swap contracts	451
Receivables:
Investment securities sold	3,765
Fund shares sold	19,783
Dividends and interest	295
Variation margin	113
Swap premiums paid	763
Other assets	201
Total assets	236,910
Liabilities:
Unrealized depreciation on foreign currency contracts	160
Unrealized depreciation on swap contracts	20
Bank overdraft — U.S. Dollars	545
Payables:
Investment securities purchased	12,438
Fund shares redeemed	110
Investment management fees	33
Administrative fees	—
Distribution fees	11
Variation margin	44
Accrued expenses	23
Swap premiums received	346
Other liabilities	555
Total liabilities	14,285
Net assets	$222,625
Summary of Net Assets:
Capital stock and paid-in-capital	$213,779
Accumulated undistributed net investment income	615
Accumulated net realized gain on investments and foreign currency transactions	1,612
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	6,619
Net assets	$222,625

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.04 / $11.68
Shares outstanding	8,399
Net assets	$92,704
Class C: Net asset value per share	$11.00
Shares outstanding	4,256
Net assets	$46,828
Class I: Net asset value per share	$11.05
Shares outstanding	6,019
Net assets	$66,511
Class R3: Net asset value per share	$11.02
Shares outstanding	201
Net assets	$2,216
Class R4: Net asset value per share	$11.04
Shares outstanding	200
Net assets	$2,208
Class R5: Net asset value per share	$11.05
Shares outstanding	200
Net assets	$2,210
Class Y: Net asset value per share	$11.05
Shares outstanding	900
Net assets	$9,948

* Cash of $2,210 was pledged as initial margin deposit for open futures contracts at October 31, 2010.
† Cash of $555 was received as initial margin deposit for open swap contracts at October 31, 2010.
 The accompanying notes are an integral part of these financial statements.

20

The Hartford Global All-Asset Fund
Consolidated Statement of Operations
For the Period May 28, 2010, (commencement of operations) through October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$213
Interest	80
Less: Foreign tax withheld	(12)
Total investment income	281
Expenses:
Investment management fees	320
Administrative services fees	4
Transfer agent fees	24
Distribution fees
Class A	31
Class C	65
Class R3	4
Class R4	2
Custodian fees	10
Accounting services fees	8
Registration and filing fees	37
Board of Directors' fees	1
Audit fees	5
Other expenses	14
Total expenses (before waivers and fees paid indirectly)	525
Expense waivers	(186)
Commission recapture	—
Total waivers and fees paid indirectly	(186)
Total expenses, net	339
Net Investment Loss	(58)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	870
Net realized gain on futures	774
Net realized gain on swap contracts	291
Net realized gain on foreign currency contracts	193
Net realized loss on other foreign currency transactions	(82)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	2,046
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	5,445
Net unrealized appreciation of futures	750
Net unrealized appreciation of swap contracts	431
Net unrealized appreciation of foreign currency contracts	18
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(25)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	6,619
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	8,665
Net Increase in Net Assets Resulting from Operations	$8,607

The accompanying notes are an integral part of these financial statements.

21

The Hartford Global All-Asset Fund
Consolidated Statement of Changes in Net Assets

(000’s Omitted)

For the Period
May 28, 2010*
through
October 31, 2010
Operations:
Net investment loss	$(58)
Net realized gain on investments, other financial instruments and foreign currency transactions	2,046
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	6,619
Net Increase In Net Assets Resulting From Operations	8,607
Capital Share Transactions:
Class A	89,413
Class C	45,159
Class I	64,434
Class R3	2,012
Class R4	2,000
Class R5	2,000
Class Y	9,000
Net increase from capital share transactions	214,018
Net Increase In Net Assets	222,625
Net Assets:
Beginning of period	—
End of period	$222,625
Accumulated undistributed (distribution in excess of) net investment income (loss)	$615

* Commencement of operations.

The accompanying notes are an integral part of these financial statements.

22

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements
October 31, 2010
(000’s Omitted)

1.    Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Global All-Asset Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.    Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the per share net asset value ("NAV") of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

23

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Exchange traded options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the instrument shall be taken to be the mean between most recent bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used. If such instruments do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a

24

price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

25

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

26

i)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

j)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

k)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

l)
Prepayment/Interest Rate Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a debt security to increase in response to interest rate declines is limited. For certain asset-backed securities; the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market value of debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

m)
Credit Default Swaps – The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay,

27

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund is also subject to counterparty credit risk. Both credit and counterparty risks are mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2010.

n)
Interest Rate Swaps – The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap contracts. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate benchmark (e.g. LIBOR), multiplied by a “notional principal amount”, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is accrued daily as interest income/expense. Interest rate swaps are marked-to-market daily and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When the interest rate swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional principal amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index or mortgage prepayment rates. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk may be mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by posting collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding interest rate swaps as of October 31, 2010.

o)
Commodity-Linked Derivatives – The Fund may invest in commodity swap contracts and other commodity-linked derivative instruments. An investment in a commodity swap contract may involve the exchange of floating-rate interest or fixed rate interest payments for the total return on a commodity index. In a total return commodity swap, one party will receive the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. The adjustable or floating rate may be correlated to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher or lower rate at each swap reset date.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase

28

and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Exposure to commodity-linked derivatives is generally achieved through total return swaps, futures or options. The Fund, as shown on the Schedule of Investments, had outstanding total return swaps and futures as of October 31, 2010.

p)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

q)
Basis for Consolidation – The Fund may invest up to 25% of its total net assets in a wholly-owned subsidiary of the Fund. The subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

r)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Interest rate contracts	Unrealized appreciation on swap contracts	2	Unrealized depreciation on swap contracts	1
Interest rate contracts	Summary of Net Assets - Unrealized appreciation	107	Summary of Net Assets - Unrealized depreciation	94
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	178	Unrealized depreciation on foreign currency contracts	160
Commodity Contracts	Summary of Net Assets - Unrealized appreciation	236	Summary of Net Assets - Unrealized depreciation	15
Credit contracts	Unrealized appreciation on swap contracts	425	Unrealized depreciation on swap contracts	19
Equity contracts	Unrealized appreciation on swap contracts	24
Equity contracts	Summary of Net Assets - Unrealized appreciation	565	Summary of Net Assets - Unrealized depreciation	49
Equity contracts	Investments in securities, at value (Purchased Options), Market Value	22

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the period, May 28, 2010, (commencement of operations) through October 31, 2010.

29

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the period May 28, 2010, (commencement of operations) through October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$—	$—	$146	$—	$51	$197
Foreign exchange contracts	—	—	—	193	—	193
Credit contracts	—	—	—	—	240	240
Equity contracts	—	—	348	—	—	348
Commodity contracts	—	—	280	—	—	280
Total	$—	$—	$774	$193	$291	$1,258

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	—	—	13	—	1	$14
Foreign exchange contracts	—	—	—	18	—	18
Credit contracts	—	—	—	—	406	406
Equity contracts	—	(11)	516	—	24	529
Commodity contracts	—	—	221	—	—	221
Total	$—	$(11)	$750	$18	$431	$1,188

s)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.    Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2010.

30

4.    Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying security or currency. The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of October 31, 2010. There were no transactions involving written option contracts during the period May 28, 2010, (commencement of operations) through October 31, 2010.

5.    Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

31

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2010, were as follows:

Amount
Undistributed Ordinary Income	$2,412
Undistributed Long-Term Capital Gain	615
Unrealized Appreciation *	5,819
Total Accumulated Earnings	$8,846

*
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$673
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(434)
Capital Stock and Paid-In-Capital	(239)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

32

6.    Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period May 28, 2010, (commencement of operations) through October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

HIFSCO has voluntarily agreed to waive management fees of 0.40% of average daily net assets until May 31, 2011.

HIFSCO has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.30%	1.00%	0.70%	0.65%

33

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

From May 28, 2010, (commencement of operations) through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the period ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Period Ended
	October 31, 2010
Class A Shares	0.95	%*
Class C Shares	1.70	*
Class I Shares	0.68	*
Class R3 Shares	1.31	*
Class R4 Shares	1.01	*
Class R5 Shares	0.71	*
Class Y Shares	0.66	*

* From May 28, 2010 (commencement of operations), through October 31, 2010.

e)
Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the period ended October 31, 2010, HIFSCO received front-end load sales charges of $1,019 and contingent deferred sales charges of $1 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

34

For the period May 28, 2010, (commencement of operations) through October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $30. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the period May 28, 2010, (commencement of operations) through October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. No amount was allocated to the Fund during the period May 28, 2010, (commencement of operations) through October 31, 2010. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

7.    Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	600
Class C	200
Class I	200
Class R3	200
Class R4	200
Class R5	200
Class Y	900

8.	Investment Transactions:

For the period May 28, 2010, (commencement of operations) through October 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$120,411
Sales Proceeds Excluding U.S. Government Obligations	18,625

35

The Hartford Global All-Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

9.    Capital Share Transactions:

The following information is for the period May 28, 2010, (commencement of operations) through October 31, 2010:

	For the Period Ended October 31, 2010
		Shares		Shares
		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	9,566	—	(1,167)	—	8,399
Amount	$102,174	$—	$(12,761)	$—	$89,413
Class C
Shares	4,298	—	(42)	—	4,256
Amount	$45,614	$—	$(455)	$—	$45,159
Class I
Shares	6,052	—	(33)	—	6,019
Amount	$64,783	$—	$(349)	$—	$64,434
Class R3
Shares	201	—	—	—	201
Amount	$2,012	$—	$—	$—	$2,012
Class R4
Shares	200	—	—	—	200
Amount	$2,000	$—	$—	$—	$2,000
Class R5
Shares	200	—	—	—	200
Amount	$2,000	$—	$—	$—	$2,000
Class Y
Shares	900	—	—	—	900
Amount	$9,000	$—	$—	$—	$9,000
Total
Shares	21,417	—	(1,242)	—	20,175
Amount	$227,583	$—	$(13,565)	$—	$214,018

10.  Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the period May 28, 2010, (commencement of operations) through October 31, 2010, the Fund did not have any borrowings under this facility.

11.  Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

36

12.  Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

37

The Hartford Global All-Asset Fund
Consolidated Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

From (commencement of operations) May 28, 2010, through October 31, 2010 (E)
A(F)	$10.00	$(0.01)	$–	$1.05	$1.04	$–	$–	$–	$–	$1.04	$11.04
C(F)	10.00	(0.04)	–	1.04	1.00	–	–	–	–	1.00	11.00
I(F)	10.00	–	–	1.05	1.05	–	–	–	–	1.05	11.05
R3(F)	10.00	(0.01)	–	1.03	1.02	–	–	–	–	1.02	11.02
R4(F)	10.00	0.01	–	1.03	1.04	–	–	–	–	1.04	11.04
R5(F)	10.00	0.02	–	1.03	1.05	–	–	–	–	1.05	11.05
Y(F)	10.00	0.01	–	1.04	1.05	–	–	–	–	1.05	11.05
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 28, 2010.
(G)	Not annualized.
(H)	Annualized.

38

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

10.40	%(G)	$92,704	1.51	%(H)	0.95	%(H)	0.95	%(H)	(0.16	)%(H)	37%
10.00	(G)	46,828	2.26	(H)	1.70	(H)	1.70	(H)	(0.92	) (H)	–
10.50	(G)	66,511	1.24	(H)	0.68	(H)	0.68	(H)	(0.01	) (H)	–
10.20	(G)	2,216	1.91	(H)	1.31	(H)	1.31	(H)	(0.18	) (H)	–
10.40	(G)	2,208	1.61	(H)	1.01	(H)	1.01	(H)	0.12	(H)	–
10.50	(G)	2,210	1.31	(H)	0.71	(H)	0.71	(H)	0.42	(H)	–
10.50	(G)	9,948	1.22	(H)	0.66	(H)	0.66	(H)	0.47	(H)	–

39

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of The Hartford Global All-Asset Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related consolidated statement of operations, consolidated statement of changes in net assets, and the consolidated financial highlights for the period indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of The Hartford Global All-Asset Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the consolidated results of its operations, changes in its net assets, and the financial highlights for the period indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

40

The Hartford Global All-Asset Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

41

The Hartford Global All-Asset Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr.(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

42

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

43

The Hartford Global All-Asset Fund
Federal Tax Information (Unaudited)

The Fund made no capital gain or income distributions for the fiscal year ended October 31, 2010.

44

The Hartford Global All-Asset Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of May 28, 2010, (commencement of operations) through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 153/365 (to reflect the period of operations).

	Actual return			Hypothetical (5% return before expenses)
						Expenses paid
			Expenses paid			during the		Days in
			during the period			period		the	Days
	Beginning	Ending Account	May 28, 2010	Beginning	Ending Account	May 28, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	May 28, 2010	October 31, 2010	October 31, 2010	May 28, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A*	$1,000.00	$1,104.00	$4.19	$1,000.00	$1,016.98	$4.02	0.95%	153	365
Class C*	$1,000.00	$1,100.00	$7.48	$1,000.00	$1,013.83	$7.18	1.70	153	365
Class I*	$1,000.00	$1,105.00	$3.00	$1,000.00	$1,018.11	$2.88	0.68	153	365
Class R3*	$1,000.00	$1,102.00	$5.77	$1,000.00	$1,015.47	$5.53	1.31	153	365
Class R4*	$1,000.00	$1,104.00	$4.45	$1,000.00	$1,016.73	$4.27	1.01	153	365
Class R5*	$1,000.00	$1,105.00	$3.13	$1,000.00	$1,017.98	$3.00	0.71	153	365
Class Y*	$1,000.00	$1,105.00	$2.91	$1,000.00	$1,018.19	$2.79	0.66	153	365

* Commenced operations on May 28, 2010.

45

The Hartford Global All-Asset Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on February 3, 2010, the Board of Directors (the “Board”) of The Hartford Global All-Asset Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve an investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and an investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the February 3, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received in-person presentations from representatives of the Advisers regarding the Fund and the proposed investment strategy.

In determining to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services to be Provided by the Advisers

The Board considered information and data concerning the nature, extent and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HIFSCO’s and Wellington Management’s organizational structure, systems and personnel. The Board considered HIFSCO’s and Wellington Management’s reputation, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds.

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of HIFSCO and Wellington Management are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HIFSCO’s representation that it did not anticipate making any material changes to HIFSCO’s and the Hartford-sponsored funds’ compliance program as a result of the addition of the Fund.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Investment Committee met with members of the proposed portfolio management team. The Board considered Wellington Management’s investment philosophy and process (and adherence to that philosophy and process), and its investment research capabilities and resources, performance record, and experience. The Board recognized that HIFSCO would be responsible for the overall management of the Fund and providing investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HIFSCO had recommended to the Board that Wellington Management be appointed as the sub-adviser to the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HIFSCO and Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management and its portfolio management team, including, for purposes of considering the investment skill and experience of Wellington Management’s asset allocation team, the composite performance of a comparable institutional strategy managed by Wellington Management. HIFSCO and Wellington Management

46

also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that while there could be no guarantee of future results, the Board was satisfied that HIFSCO and Wellington Management have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HIFSCO’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HIFSCO’s estimated profitability, the Board considered HIFSCO’s representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services provided to shareholders, and noted that HIFSCO had negotiated the sub-advisory fees with Wellington Management at arm’s-length. The Board also noted that the actual profitability of the Fund to HIFSCO and Wellington Management would depend on the growth of assets under management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, its affiliates and Wellington Management from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to Wellington Management, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and Wellington Management relating to the proposed management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information comparing the Fund’s proposed management fees and total expenses to those of a peer universe of funds identified by Lipper Inc., an independent provider of investment company data (“Lipper”). The Board considered that HIFSCO had contractually agreed to: (i) waive 0.40% of the Fund’s management fee until May 31, 2011; (ii) limit the expenses for the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares to 1.05%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.70%, respectively, through May 31, 2011; and (iii) waive Fund fees in an amount equal to the management fee paid by the Fund’s wholly-owned Cayman Islands subsidiary for as long as the Fund remains invested in the subsidiary. The Board also considered that Wellington Management had agreed to waive 0.20% of its sub-advisory fee through May 31, 2011, but noted that HIFSCO, not the Fund, pays the sub-advisory fees to Wellington Management.

In considering the reasonableness of the Fund’s fees and total expense ratios, the Board considered that, according to the information provided by Lipper, the Fund’s proposed weighted management fees were below the Lipper peer group average and median for all asset levels, and the Fund’s estimated total expenses, less Rule 12b-1 fees, were also below the Lipper peer group average and median.

Based on these considerations, the Board concluded that the Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board reviewed the breakpoints in HIFSCO’s management fee schedule. The Board considered HIFSCO’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board also considered the breakpoints in the Fund’s sub-advisory fee schedule and how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the

47

The Hartford Global All-Asset Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

benefit of the Fund’s investors. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc., an affiliate of HIFSCO, will receive fees for fund accounting and related services from the Fund. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HIFSCO, will receive transfer agency compensation from the Fund.

The Board also considered that, as principal underwriter of the Fund, HIFSCO will receive 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO will distribute shares of the Fund and will receive compensation in that connection.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

48

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Global Enhanced Dividend Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Global Enhanced Dividend Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Global Enhanced Dividend Fund inception 11/30/2007
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks a high level of current income. Capital appreciation is a secondary objective.

Performance Overview(1) 11/30/07 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

MSCI World Value Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance (excluding the U.S. and Canada) of the value securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3) (as of 10/31/10)

	1	Since
	Year	Inception
Global Enhanced Dividend A#	12.69%	-6.47%
Global Enhanced Dividend A##	6.49%	-8.27%
Global Enhanced Dividend C#	11.87%	-7.17%
Global Enhanced Dividend C##	10.87%	-7.17%
Global Enhanced Dividend I#	12.95%	-6.21%
Global Enhanced Dividend R3#	12.19%	-6.86%
Global Enhanced Dividend R4#	12.52%	-6.60%
Global Enhanced Dividend R5#	12.84%	-6.30%
Global Enhanced Dividend Y#	12.95%	-6.21%
MSCI World Value Index	10.37%	-7.37%

#	Without sales charge
##	With sales charge

 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on  October 31, 2010, which excludes investment transactions as of this date.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Portfolio Managers
Hugh Whelan, CFA	Paul Bukowski, CFA
Managing Director	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Global Enhanced Dividend Fund returned 12.69%, before sales charge, for the twelve-month period ended October 31, 2010 versus 10.37% for the Fund’s benchmark, the MSCI World Value Index.

Why did the Fund perform this way?

During the period, the Fund’s outperformance was driven by security selection and sector allocation. Strong security selection in the Financial and Utility sectors was only partially offset by weak security selection in the Technology sector. With regard to sector allocation, the Fund’s overweight (i.e. the Fund’s sector position was greater than the benchmark position) to the Telecommunications sector added to relative performance while the Fund's underweight (i.e. the Fund’s sector position was less than the benchmark position) to the Consumer Discretionary sector detracted from relative performance. From a country perspective, security selection in Japan and the United States along with an overweight to Chile added to relative performance, while security selection within France and the Netherlands detracted from relative performance. Among the largest contributors to returns relative to the benchmark were overweights in McDonald’s (Consumer Discretionary) and Banco de Chile (Financials). McDonald's had solid results throughout the year as the trend toward consumer frugality meant greater numbers of consumers changed their dining habits toward lower-priced fast food chains from higher-priced restaurants. Banco de Chile is a banking leader in Chile and has navigated the banking crisis well by continually posting strong earnings reports throughout the year.

2

Among the largest detractors to returns relative to the benchmark were an overweight in British Petroleum (Energy) and an underweight in ARM Holdings PLC (Technology). British Petroleum was mired in an extensive oil spill in the Gulf of Mexico which sent its shares tumbling. ARM Holdings PLC, a microprocessor design company, saw demand increase for its mobile smart-phone technology. Profits during the year soared while its order backlog surged to 20%, the highest level ever for the company.

What is the outlook?

During the past twelve months the cost of capital continued to decline. For example, mortgage rates dropped to historic lows. Credit spreads also declined as the TED spread (the difference between the interest rates on interbank loans and short-term U.S. government debt or T-bills) dabbled near twenty year lows. This combination drove risk assets, such as equities, higher. In this environment, it is not surprising that high beta stocks performed extremely well relative to the benchmark. However, dividend paying stocks and stocks attractively priced based on earnings and sales also did well. So did stocks that were able to deliver better than expected earnings or that had positive earnings revisions from analysts. We believe that going forward, this bottom-up, fundamental view of the market will grow in importance as a relative driver of the market. We believe that companies with attractive dividends, strong growth, operational efficiency, and valuation fundamentals will outperform as we transition from economic recovery to economic expansion. It is our belief that the greatest short-term risk to this strategy is anything that drives investors to seek additional risk, without fully evaluating fundamentals.

While we believe the future looks bright for dividend paying stocks, they do face some challenges over the upcoming year. On the positive side, dividend paying stocks with strong cash flows are well positioned to navigate the unsettled economic environment. Additionally, corporations are holding on to record cash levels, so expectations are high that companies will be able to meet their dividend commitments and increase them moving forward. Tempering our view is the uncertainty surrounding the extension of the Bush tax cuts, affecting the dividend tax rate, which could detract from dividend paying stock performance.

Our investment process systematically favors companies with strong fundamentals and should benefit from this type of shift in sentiment. However, if the cost of capital and credit spreads were to continue to decline, then strong fundamentals would matter less and would pose a risk to the Fund’s strategy.

The Fund’s current top holdings include Total S.A. and Vodafone Group PLC. Both companies have attractive dividend yields relative to their industry and have good business fundamentals.

When reviewing business fundamentals, we consider four categories of characteristics: business behavior, management behavior, valuation, and investor behavior. Our team invests in companies that we believe have compelling yields along with sound fundamentals. When assessing the company’s fundamentals, we weigh more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior.

We are committed to our belief that, for long term success, the best approach is to remain fully invested and build the Fund from the bottom-up based on company-specific fundamentals.

Diversification by Industry - Long Positions
as of October 31, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	1.2%
Banks (Financials)	12.4
Capital Goods (Industrials)	10.2
Commercial & Professional Services (Industrials)	2.8
Consumer Durables & Apparel (Consumer
Discretionary)	3.4
Consumer Services (Consumer Discretionary)	3.2
Diversified Financials (Financials)	7.1
Energy (Energy)	16.8
Food & Staples Retailing (Consumer Staples)	0.8
Food, Beverage & Tobacco (Consumer Staples)	6.9
Health Care Equipment & Services (Health Care)	1.7
Household & Personal Products (Consumer Staples)	0.6
Insurance (Financials)	5.6
Materials (Materials)	6.2
Media (Consumer Discretionary)	2.3
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	9.6
Real Estate (Financials)	5.7
Retailing (Consumer Discretionary)	2.3
Semiconductors & Semiconductor Equipment
(Information Technology)	4.2
Software & Services (Information Technology)	3.7
Technology Hardware & Equipment (Information
Technology)	6.1
Telecommunication Services (Services)	13.7
Transportation (Industrials)	1.3
Utilities (Utilities)	11.0
Short-Term Investments	1.4
Total Long Positions	140.2
Short Positions	(39.9)
Other Assets and Liabilities	(0.3)
Total	100.0%

3

Diversification by Industry - Securities Sold Short
as of October 31, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.7%
Banks (Financials)	0.3
Capital Goods (Industrials)	3.8
Commercial & Professional Services (Industrials)	1.0
Consumer Durables & Apparel (Consumer Discretionary)	1.6
Consumer Services (Consumer Discretionary)	0.6
Energy (Energy)	4.5
Food & Staples Retailing (Consumer Staples)	0.6
Food, Beverage & Tobacco (Consumer Staples)	1.1
Health Care Equipment & Services (Health Care)	0.2
Household & Personal Products (Consumer Staples)	0.1
Insurance (Financials)	0.2
Materials (Materials)	2.5
Media (Consumer Discretionary)	0.9
Pharmaceuticals, Biotechnology & Life Sciences (Health
Care)	2.0
Real Estate (Financials)	0.3
Retailing (Consumer Discretionary)	1.8
Semiconductors & Semiconductor Equipment (Information
Technology)	4.1
Software & Services (Information Technology)	2.4
Technology Hardware & Equipment (Information
Technology)	3.4
Telecommunication Services (Services)	4.6
Transportation (Industrials)	0.5
Utilities (Utilities)	2.7
Total	39.9%

Diversification by Country - Long Positions
as of October 31, 2010

Percentage of
Country	Net Assets
Australia	2.1%
Brazil	0.4
Canada	5.6
Chile	2.6
China	0.3
Finland	0.6
France	6.7
Germany	2.4
Hong Kong	0.4
Hungary	0.2
India	0.9
Israel	0.6
Italy	0.7
Japan	8.3
Luxembourg	1.5
Mexico	1.5
Netherlands	1.3
New Zealand	0.5
Norway	0.3
Philippines	0.4
South Korea	0.7
Spain	1.5
Sweden	1.1
Switzerland	0.8
Taiwan	1.9
United Kingdom	10.8
United States	84.7
Short-Term Investments	1.4
Total Long Positions	140.2
Short Positions	(39.9)
Other Assets and Liabilities	(0.3)
Total	100.0%

Diversification by Country - Securities Sold Short
as of October 31, 2010

Percentage of
Country	Net Assets
Canada	1.1%
India	0.4
Ireland	0.3
Netherlands	0.3
United Kingdom	0.8
United States	37.0
Total	39.9%

4

The Hartford Global Enhanced Dividend Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
LONG POSITIONS - 140.2%
COMMON STOCKS - 138.6%
	Automobiles & Components - 1.2%
2	Nissan Motor Co., Ltd. ADR ‡	$42
1	Thor Industries, Inc. ‡	18
–	Toyota Motor Corp. ADR ‡	34
		94
	Banks - 12.4%
1	Banco de Chile ADR ‡	67
–	Banco Santander Chili S.A. ADR ‡	43
2	Banco Santander S.A. ADR ‡	24
–	Bank of Hawaii Corp. ‡	14
1	Bank of Montreal ‡	55
1	BB&T Corp. ‡	31
1	Canadian Imperial Bank of Commerce ‡	42
–	Cullen/Frost Bankers, Inc. ‡	6
1	First Niagara Financial Group, Inc. ‡	9
–	FirstMerit Corp. ‡	8
2	FNB Corp. ‡	21
–	Hancock Holding Co. ‡	5
1	HSBC Holdings plc ADR ‡	51
1	Hudson City Bancorp, Inc. ‡	8
–	Iberiabank Corp. ‡	6
36	Mitsubishi UFJ Financial Group, Inc. ADR ‡	167
8	Mizuho Financial Group, Inc. ADR ‡	22
2	New York Community Bancorp, Inc. ‡	27
–	Park National Corp. ‡	22
1	Royal Bank of Canada ‡	70
–	Shinhan Financial Group Co., Ltd. ADR ‡	15
1	Sterling Bancshares, Inc. ‡	4
–	SunTrust Banks, Inc. ‡	6
1	Toronto-Dominion Bank ADR ‡	97
–	Trustmark Corp. ‡	6
3	US Bancorp ‡	64
1	Wells Fargo & Co. ‡	24
1	Westpac Banking Corp. ADR ‡	70
		984
	Capital Goods - 10.2%
1	3M Co. ‡	112
1	ABB Ltd. ADR ‡	25
4	Aircastle Ltd. ‡	33
1	Boeing Co. ‡	42
1	Caterpillar, Inc. ‡	100
–	Crane Co. ‡	13
1	Eaton Corp. ‡	59
1	Emerson Electric Co. ‡	81
2	General Electric Co. ‡	29
–	Honeywell International, Inc. ‡	22
1	Hubbell, Inc. Class B ‡	32
–	Illinois Tool Works, Inc. ‡	8
1	MSC Industrial Direct Co., Inc. ‡	40
–	Northrop Grumman Corp. ‡	24
1	Oshkosh Corp. ●‡	37
1	Rockwell Automation, Inc. ‡	70
1	Siemens AG ADR ‡	91
		818
	Commercial & Professional Services - 2.8%
1	Avery Dennison Corp. ‡	31
2	Cintas Corp. ‡	41
2	Deluxe Corp. ‡	43
2	Pitney Bowes, Inc. ‡	36
2	R.R. Donnelley & Sons Co. ‡	34
1	Waste Management, Inc. ‡	37
		222
	Consumer Durables & Apparel - 3.4%
1	Garmin Ltd. ‡	35
2	Leggett & Platt, Inc. ‡	38
–	National Presto Industries, Inc. ‡	34
4	Panasonic Corp. ‡	59
–	Polaris Industries, Inc. ‡	16
1	Sony Corp. ADR ‡	43
–	Stanley Black & Decker, Inc. ‡	22
–	V.F. Corp. ‡	27
		274
	Consumer Services - 3.2%
1	Intercontinental Hotels Group plc ‡	26
2	Learning Tree International, Inc. ‡	15
3	McDonald's Corp. ‡	215
		256
	Diversified Financials - 7.1%
–	Administradora de Fondos de Pensiones Provida S.A. ‡	23
5	Advance America Cash Advance Centers, Inc. ‡	23
1	American Express Co. ‡	22
2	Apollo Investment Corp. ‡	21
3	Ares Capital Corp. ‡	46
2	Bank of America Corp. ‡	27
1	Blackrock Kelso Capital Corp. ‡	17
–	BlackRock, Inc. ‡	45
1	Cohen & Steers, Inc. ‡	27
–	Eaton Vance Corp. ‡	13
1	Federated Investors, Inc. ‡	36
1	Fifth Street Finance Corp. ‡	7
–	Gamco Investors, Inc. ‡	18
2	JP Morgan Chase & Co. ‡	67
2	NYSE Euronext ‡	69
1	Orix Corp. ADR ‡	45
1	Raymond James Financial, Inc. ‡	18
2	SEI Investments Co. ‡	34
–	Solar Capital Ltd. ‡	8
–	Waddell and Reed Financial, Inc. Class A ‡	6
		572
	Energy - 16.8%
–	Cenovus Energy, Inc. ‡	10
1	Chevron Corp. ‡	100
–	CNOOC Ltd. ADR ‡	25
1	ConocoPhillips Holding Co. ‡	34
3	DHT Holdings, Inc. ‡	15
1	Diamond Offshore Drilling, Inc. ‡	77
–	EnCana Corp. ADR ‡	10
3	Enerplus Resources Fund ‡	87
1	Eni S.p.A. ADR ‡	60
1	Exxon Mobil Corp. ‡	96
–	Frontline Ltd. ‡	9
–	Knightsbridge Tankers Ltd. ADR ‡	7
2	Marathon Oil Corp. ‡	68
1	Overseas Shipholding Group, Inc. ‡	28
2	Pengrowth Energy Trust ‡	23

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Enhanced Dividend Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
LONG POSITIONS - 140.2% - (continued)
COMMON STOCKS - 138.6% - (continued)
	Energy - 16.8% - (continued)
–	PetroChina Co., Ltd. ADR ‡	$22
3	Repsol-YPF S.A. ADR ‡	95
2	Royal Dutch Shell plc ADR ‡	152
2	Ship Finance International Ltd. ‡	43
2	Spectra Energy Corp. ‡	49
1	Statoilhydro ASA ADR ‡	19
1	Teekay Tankers Ltd. ‡	17
5	Total S.A. ADR ‡	293
2	WSP Holdings Ltd. ●‡	3
		1,342
	Food & Staples Retailing - 0.8%
2	Supervalu, Inc. ‡	26
1	Sysco Corp. ‡	38
		64
	Food, Beverage & Tobacco - 6.9%
3	Altria Group, Inc. ‡	65
1	Coca-Cola Co. ‡	61
1	H.J. Heinz Co. ‡	34
1	Kraft Foods, Inc. ‡	37
1	Lorillard, Inc. ‡	53
–	PepsiCo, Inc. ‡	18
1	Philip Morris International, Inc. ‡	61
1	Reynolds American, Inc. ‡	91
3	Unilever N.V. NY Shares ADR ‡	102
1	Vector Group Ltd. ‡	26
		548
	Health Care Equipment & Services - 1.7%
–	Atrion Corp. ‡	39
–	Becton, Dickinson & Co. ‡	25
1	Brookdale Senior Living, Inc. ●‡	18
–	Fresenius Medical Care AG ADR ‡	17
1	Masimo Corp. ‡	40
		139
	Household & Personal Products - 0.6%
1	Kimberly-Clark Corp. ‡	50

	Insurance - 5.6%
1	Aflac, Inc. ‡	47
2	Allstate Corp. ‡	46
1	Aviva plc ‡	8
3	Axa ADR ‡	49
–	Axis Capital Holdings Ltd. ‡	11
1	Brown & Brown, Inc. ‡	20
1	Chubb Corp. ‡	41
2	Fidelity National Financial, Inc. ‡	32
1	First Mercury Financial Corp. ‡	20
2	Manualife Financial Corp. ‡	21
3	Old Republic International Corp. ‡	45
3	Prudential Financial, Inc. ‡	59
1	Sun Life Financial ‡	28
–	Travelers Cos., Inc. ‡	17
		444
	Materials - 6.2%
1	ArcelorMittal ADR ‡	40
1	BHP Billiton Ltd. ADR ‡	95
1	Dow Chemical Co. ‡	21
2	E.I. DuPont de Nemours & Co. ‡	78
1	MeadWestvaco Corp. ‡	23
–	Nucor Corp. ‡	17
2	RPM International, Inc. ‡	49
1	Southern Copper Corp. ‡	32
1	Syngenta AG ADR ‡	36
2	Ternium S.A. ADR ‡	78
1	Worthington Industries, Inc. ‡	22
		491
	Media - 2.3%
2	Cinemark Holdings, Inc. ‡	40
3	Grupo Televisa S.A. ADR ‡	61
1	McGraw-Hill Cos., Inc. ‡	21
2	Time Warner, Inc. ‡	64
		186
	Pharmaceuticals, Biotechnology & Life Sciences - 9.6%
1	Abbott Laboratories ‡	37
2	AstraZeneca plc ADR ‡	112
4	Bristol-Myers Squibb Co. ‡	106
4	Eli Lilly & Co. ‡	136
–	Johnson & Johnson ‡	27
3	Merck & Co., Inc. ‡	93
5	PDL Biopharma, Inc. ‡	28
7	Pfizer, Inc. ‡	120
3	Sanofi-Aventis S.A. ADR ‡	102
		761
	Real Estate - 5.7%
1	American Capital Agency Corp. ‡	20
1	Annaly Capital Management, Inc. ‡	22
2	Anworth Mortgage Asset Corp. ‡	14
3	Apartment Investment & Management Co. ‡	70
1	Brookfield Properties Corp. ‡	12
2	Capstead Mortgage Corp. ‡	20
5	Chimera Investment Corp. ‡	20
1	CommonWealth REIT ‡	32
2	Duke Realty, Inc. ‡	21
–	Entertainment Properties Trust ‡	11
1	Hatteras Financial Corp. ‡	26
–	HCP, Inc. ‡	10
–	Health Care, Inc. ‡	18
–	Inland Real Estate Corp. ‡	3
2	Medical Properties Trust, Inc. ‡	22
1	Nationwide Health Properties, Inc. ‡	51
2	Northstar Realty Finance Corp. ‡	11
3	Resource Capital Corp. ‡	17
1	Senior Housing Properties Trust ‡	21
1	UDR, Inc. ‡	27
1	Weyerhaeuser Co. ‡	13
		461
	Retailing - 2.3%
2	Foot Locker, Inc. ‡	25
–	Genuine Parts Co. ‡	21
–	Home Depot, Inc. ‡	8
–	J.C. Penney Co., Inc. ‡	9
2	Limited Brands, Inc. ‡	69
2	Nutri/System, Inc. ‡	46
		178
	Semiconductors & Semiconductor Equipment - 4.2%
1	Analog Devices, Inc. ‡	22
8	Himax Techologies, Inc. ADR ‡	18

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
LONG POSITIONS - 140.2% - (continued)
COMMON STOCKS - 138.6% - (continued)
	Semiconductors & Semiconductor Equipment - 4.2% -
	(continued)
2	Intel Corp. ‡		$48
2	Intersil Corp. ‡		31
1	Linear Technology Corp. ‡		17
1	Maxim Integrated Products, Inc. ‡		23
1	Microchip Technology, Inc. ‡		41
13	Taiwan Semiconductor Manufacturing Co., Ltd. ADR ‡		139
			339
	Software & Services - 3.7%
–	AOL, Inc. ●‡		5
–	Automatic Data Processing, Inc. ‡		18
4	Earthlink, Inc. ‡		39
1	Infosys Technologies Ltd. ADR ‡		71
13	iPass, Inc. ‡		15
3	Paychex, Inc. ‡		83
1	S.p.A. ADR ‡		63
			294
	Technology Hardware & Equipment - 6.1%
1	Anixter International, Inc. ‡		38
3	Canon, Inc. ADR ‡		155
1	Fujifilm Holdings Corp. ‡		21
–	Hitachi Ltd. ‡		21
2	Jabil Circuit, Inc. ‡		37
1	Molex, Inc. ‡		23
4	Nokia Corp. ‡		47
4	Seagate Technology ●‡		52
8	Telefonaktiebolaget LM Ericsson ADR ‡		90
			484
	Telecommunication Services - 13.5%
2	Alaska Communication Systems Holdings, Inc.‡		20
3	AT&T, Inc. ‡		94
4	BT Group plc ADR ‡		88
2	Deutsche Telekom AG ADR ‡		27
4	France Telecom S.A. ADR ‡		89
5	Frontier Communications Corp. ‡		44
1	Hutchison Telecommunications ADR ‡		7
1	Magyar Telekom Telecommunications plc ‡		14
1	Nippon Telegraph & Telephone Corp. ADR ‡		19
2	NTELOS Holdings Corp. ‡		40
2	NTT Docomo, Inc. ‡		40
2	Partner Communications Co., Ltd. ADR ‡		48
1	Philippine Long Distance Telephone Co. ADR ‡		31
9	Qwest Communications International, Inc. ‡		58
2	SK Telecom Co., Ltd. ADR ‡		39
1	Tele Norte Leste Participacoes S.A. ADR ‡		16
5	Telecom Corp. of New Zealand Ltd. ADR ‡		42
1	Telefonos de Mexico S.A. ADR Class L ‡		16
1	USA Mobility, Inc. ‡		19
2	Verizon Communications, Inc. ‡		58
9	Vodafone Group plc ADR ‡		245
2	Windstream Corp. ‡		21
			1,075
	Transportation - 1.3%
1	Genco Shipping & Trading Ltd. ●‡		22
1	Grupo Aeroportuario del Pacifico SAB de CV ADR ‡		42
3	Heartland Express, Inc. ‡		37
			101
	Utilities - 11.0%
1	AGL Resources, Inc. ‡		39
1	Alliant Energy Corp. ‡		41
2	Ameren Corp. ‡		44
1	American Electric Power Co., Inc. ‡		39
3	CenterPoint Energy, Inc. ‡		49
–	CIA Saneamento Basico De Estado de Sao Paulo ‡		12
1	Consolidated Edison, Inc. ‡		60
1	DTE Energy Co. ‡		46
3	Enersis S.A. ADR ‡		69
1	FirstEnergy Corp. ‡		35
3	National Grid plc ‡		126
1	Oneok, Inc. ‡		27
3	Pepco Holdings, Inc. ‡		56
2	Pinnacle West Capital Corp. ‡		86
1	SCANA Corp. ‡		36
2	Southern Co. ‡		59
2	TECO Energy, Inc. ‡		29
1	Vectren Corp. ‡		26
			879
	Total common stocks
	(cost $10,167)		$11,056

PREFERRED STOCKS - 0.2%
	Telecommunication Services - 0.2%
1	Telecomunicacoes de Sao Paulo S.A. ‡		$18

	Total preferred stocks
	(cost $16)		$18
	Total long-term investments
	(cost $10,183)		$11,074

SHORT-TERM INVESTMENTS - 1.4%
	Investment Pools and Funds - 1.4%
109	State Street Bank U.S. Government Money Market Fund		$109

	Total short-term investments
	(cost $109)		$109

	Total long positions
	(cost $10,292) ▲	140.2%	$11,183
	Securities sold short
	(proceeds $2,383)▲	(39.9)%	(3,179)
	Other assets and liabilities	(0.3)%	(28)
	Total net assets	100.0%	$7,976
The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Enhanced Dividend Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
SECURITIES SOLD SHORT – 39.9%
COMMON STOCK – 39.9%
	Automobiles & Components - 0.7%
1	Dana Holding Corp.●	$19
1	Tenneco Automotive, Inc.●	39
		58
	Banks - 0.3%
1	Signature Bank●	22

	Capital Goods - 3.8%
–	Astec Industries, Inc.●	6
1	Babcock & Wilcox Co.●	20
1	BE Aerospace, Inc.●	38
–	Ceradyne, Inc.●	9
–	Enpro Industries, Inc.●	12
–	ESCO Technologies, Inc.	11
1	Flow International Corp.●	3
1	Gardner Denver Machinery, Inc.	40
1	Hexcel Corp.●	12
–	Kadant, Inc.●	7
–	Moog, Inc. Class A●	8
1	Polypore International, Inc.●	18
–	RBS Bearings, Inc.●	11
–	Seaboard Corp.	24
1	Spirit Aerosystems Holdings, Inc.●	22
1	Tecumseh Products Co. Class A●	9
–	Titan Machinery, Inc.●	9
–	TransDigm Group, Inc.●	23
1	Trimas Corp.●	19
		301
	Commercial & Professional Services - 1.0%
–	Consolidated Graphics, Inc.●	15
1	Navigant Consulting, Inc.●	6
2	SFN Group, Inc.●	17
–	Stericycle, Inc.●	16
1	Waste Connections, Inc	25
		79
	Consumer Durables & Apparel - 1.6%
1	Gildan Activewear, Inc.●	19
1	Hanesbrands, Inc.●	26
1	Mohawk Industries, Inc.●	31
2	Toll Brothers, Inc.●	41
–	Universal Electronics, Inc.●	9
		126
	Consumer Services - 0.6%
1	Grand Canyon Education, Inc.●	12
2	Lakes Entertainment, Inc.●	5
1	Scientific Games Corp. Class A●	11
1	Sonic Corp.●	7
1	Texas Roadhouse, Inc.●	15
		50
	Energy - 4.5%
–	Bill Barrett Corp.●	11
–	Bristow Group, Inc.●	7
1	Bronco Drilling Co., Inc.●	4
–	Carrizo Oil & Gas, Inc.●	8
1	Continental Resources, Inc.●	41
1	Denbury Resources, Inc.●	22
1	EQT Corp.	23
1	Forest Oil Corp.●	36
–	Goodrich Petroleum Corp.●	4
4	Hercules Offshore, Inc.●	10
1	Hess Corp.	38
1	Key Energy Services, Inc.●	9
2	McDermott International, Inc.●	26
4	Parker Drilling Co.●	18
1	Petrohawk Energy Corp.●	19
–	Plains Exploration & Production Co.●	6
1	Sandridge Energy, Inc.●	5
1	Suncor Energy, Inc.	34
1	TETRA Technologies, Inc.●	11
–	Ultra Petroleum Corp.●	19
		351
	Food & Staples Retailing - 0.6%
1	United Natural Foods, Inc.●	49

	Food, Beverage & Tobacco - 1.1%
–	Dean Foods Co.●	3
1	Hain Celestial Group, Inc.●	29
–	Hansen National Corp.●	13
2	Smithfield Foods, Inc.●	41
		86
	Health Care Equipment & Services - 0.2%
1	Boston Scientific Corp.●	6
–	Hologic, Inc.●	7
–	NuVasive, Inc.●	5
		18
	Household & Personal Products - 0.1%
–	Energizer Holdings, Inc.●	8

	Insurance - 0.2%
3	CNO Financial Group, Inc.●	14

	Materials - 2.5%
–	Agnico Eagle Mines Ltd.	18
1	Buckeye Technologies, Inc.	25
–	Deltic Timber Corp.	11
–	FMC Corp.	35
2	Headwaters, Inc.●	7
1	Intrepid Potash, Inc.●	41
1	RTI International Metals, Inc.●	29
2	Sterlite Industries Ltd.	33
		199
	Media - 0.9%
2	CTC Media, Inc.	47
1	DirecTV Class A●	23
–	Liberty Media-Starz - Series A●	3
		73
	Pharmaceuticals, Biotechnology & Life Sciences - 2.0%
1	Auxilium Pharmaceuticals, Inc.●	14
2	Caraco Pharmaceutical Laboratories Ltd.●	8
5	DURECT Corp.●	12
5	Elan Corp. plc ADR●	27
1	Impax Laboratories, Inc.●	17
–	Optimer Pharmaceuticals, Inc.●	5
1	Questcor Pharmaceuticals●	8
1	Salix Pharmaceuticals Ltd.●	51
3	SuperGen, Inc.●	9

 The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
SECURITIES SOLD SHORT – 39.9% - (continued)
COMMON STOCK – 39.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 2.0% - (continued)
1	Xenoport, Inc.●		$7
			158
	Real Estate - 0.3%
1	Douglas Emmett, Inc.		26

	Retailing - 1.8%
1	AnnTaylor Stores Corp.●		20
2	Chico's FAS, Inc.		22
1	Coldwater Creek, Inc.●		5
1	Collective Brands, Inc.●		8
1	Liberty Media - Interactive A●		16
1	LKQ Corp.●		13
–	O'Reilly Automotive, Inc.●		20
1	Rent-A-Center, Inc.		18
2	Sally Beauty Co., Inc.●		19
			141
	Semiconductors & Semiconductor Equipment - 4.1%
1	Applied Micro Circuits Corp.●		10
4	Arm Holdings plc		67
1	ASML Holding N.V. ADR		22
–	Atheros Communications, Inc.●		12
6	Atmel Corp.●		51
–	Cavium Networks, Inc.●		13
–	Cymer, Inc.●		8
1	Diodes, Inc.●		23
4	Entegris, Inc.●		21
–	Lam Research Corp.●		20
3	LSI Corp.●		18
1	Microsemi Corp.●		18
–	MKS Instruments, Inc.●		7
1	Rambus, Inc.●		17
3	RF Micro Devices, Inc.●		20
			327
	Software & Services - 2.4%
1	Ariba, Inc.●		17
–	Computer Sciences Corp.		17
–	EPIQ Systems, Inc.		5
–	IAC/Interactive Corp.●		11
–	Informatica Corp.●		16
2	Liquidity Services, Inc.●		33
1	Mentor Graphics Corp.●		10
1	Red Hat, Inc.●		28
1	Sapient Corp.		19
1	Synopsys, Inc.●		18
–	Tyler Corp.●		9
1	Valueclick, Inc.●		13
			196
	Technology Hardware & Equipment - 3.4%
–	Agilent Technologies, Inc.●		10
1	Aruba Networks, Inc.●		17
1	Ciena Corp.●		9
2	Cogo Group, Inc.●		13
–	Coherent, Inc.●		11
–	DG Fastchannel, Inc.●		7
1	Infinera Corp.●		8
1	Intermec, Inc.●		15
1	Juniper Networks, Inc.●		22
–	Maxwell Technologies, Inc.●		8
1	Polycom, Inc.●		49
–	Research In Motion Ltd.●		14
2	Sanmina-Sci Corp.●		27
3	Tellabs, Inc.		17
1	Trimble Navigation Ltd.●		28
–	ViaSat, Inc.●		12
			267
	Telecommunication Services - 4.6%
1	Cbeyond, Inc.●		20
1	Crown Castle International Corp.●		50
4	Leap Wireless International, Inc.●		43
20	Level 3 Communications Corp.●		19
6	MetroPCS Communications, Inc.●		57
1	NII Holdings, Inc. Class B●		43
2	PAETEC Holding Corp.●		9
1	Premiere Global Services, Inc.●		5
1	SBA Communications Corp.●		52
1	TW Telecom, Inc.●		25
1	US Cellular Corp.●		40
			363
	Transportation - 0.5%
–	American Commercial Lines, Inc.●		12
1	Atlas Air Worldwide Holdings, Inc.●		34
			46
	Utilities - 2.7%
1	Allegheny Energy, Inc.		12
2	Calpine Corp.●		26
2	Dynegy Holdings, Inc.●		8
1	El Paso Electric Co.●		31
1	MDU Resources Group, Inc.		27
–	Northwest Natural Gas Co.		21
1	Ormat Technologies, Inc.		18
1	PG&E Corp.		27
4	RRI Energy, Inc.●		15
–	South Jersey Industries, Inc.		16
–	Wisconsin Energy Corp.		20
			221
	Total common stock
	(proceeds $2,383)		$3,179
	Total securities sold short
	(proceeds $2,383)	39.9%	$3,179

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Enhanced Dividend Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of long position investments in foreign securities represents 54.1% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲
At October 31, 2010, the cost of securities (net proceeds received from securities sold short) for federal income tax purposes was $7,960 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,958
Unrealized Depreciation	(1,914)
Net Unrealized Appreciation	$44

●	Currently non-income producing.

‡	All or a portion of this security is held in a segregated account to cover the Fund's short position.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Enhanced Dividend Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$11,056	$11,056	$–	$–
Preferred Stocks	18	18	–	–
Short-Term Investments	109	109	–	–
Total	$11,183	$11,183	$–	$–
Liabilities:
Securities Sold Short - Common Stock ‡	$3,179	$3,179	$–	$–
Total	$3,179	$3,179	$–	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Enhanced Dividend Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $10,292)	$11,183
Cash	1
Receivables:
Investment securities sold	78
Dividends and interest	18
Other assets	1
Total assets	11,281
Liabilities:
Securities sold short, at market value (proceeds $2,383)	3,179
Payables:
Investment securities purchased	116
Investment management fees	1
Administrative fees	—
Distribution fees	—
Dividends on securities sold short	—
Accrued expenses	9
Total liabilities	3,305
Net assets	$7,976
Summary of Net Assets:
Capital stock and paid-in-capital	$11,284
Accumulated undistributed net investment income	51
Accumulated net realized loss on investments and foreign currency transactions	(3,454)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	95
Net assets	$7,976

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$6.85 / $7.25
Shares outstanding	948
Net assets	$6,500
Class C: Net asset value per share	$6.84
Shares outstanding	35
Net assets	$241
Class I: Net asset value per share	$6.86
Shares outstanding	36
Net assets	$249
Class R3: Net asset value per share	$6.85
Shares outstanding	36
Net assets	$243
Class R4: Net asset value per share	$6.85
Shares outstanding	36
Net assets	$246
Class R5: Net asset value per share	$6.86
Shares outstanding	36
Net assets	$248
Class Y: Net asset value per share	$6.86
Shares outstanding	36
Net assets	$249

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Enhanced Dividend Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$522
Less: Foreign tax withheld	(20)
Total investment income	502
Expenses:
Investment management fees	75
Administrative services fees	1
Transfer agent fees	—
Distribution fees
Class A	15
Class B	—
Class C	2
Class R3	1
Class R4	1
Custodian fees	5
Accounting services fees	1
Registration and filing fees	—
Board of Directors' fees	1
Dividend and interest expense on securities sold short	9
Audit fees	6
Short position fees	19
Other expenses	(7)
Total expenses (before waivers)	129
Expense waivers	(75)
Total waivers	(75)
Total expenses, net	54
Net Investment Income	448
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(87)
Net realized loss on futures	(2)
Net realized gain on foreign currency contracts	—
Net realized gain on other foreign currency transactions	—
Net Realized Loss on Investments, Other Financial Instruments and Foreign Currency Transactions	(89)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	1,233
Net unrealized depreciation of securities sold short	(685)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	548
Net Gain on Investments and Other Financial Instruments	459
Net Increase in Net Assets Resulting from Operations	$907

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Enhanced Dividend Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$448	$397
Net realized loss on investments, other financial instruments and foreign currency transactions	(89)	(2,927)
Net unrealized appreciation of investments and foreign currency transactions	548	3,063
Net Increase In Net Assets Resulting From Operations	907	533
Distributions to Shareholders:
From net investment income
Class A	(330)	(311)
Class B	—	(10)
Class C	(11)	(11)
Class I	(13)	(12)
Class R3	(11)	(11)
Class R4	(12)	(12)
Class R5	(13)	(12)
Class Y	(13)	(12)
Total distributions	(403)	(391)
Capital Share Transactions:
Class A	330	311
Class B	(225)	10
Class C	11	11
Class I	13	12
Class R3	11	11
Class R4	12	12
Class R5	13	12
Class Y	13	12
Net increase from capital share transactions	178	391
Net Increase In Net Assets	682	533
Net Assets:
Beginning of period	7,294	6,761
End of period	$7,976	$7,294
Accumulated undistributed (distribution in excess of) net investment income (loss)	$51	$(17)

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Global Enhanced Dividend Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund’s shares were not offered to the public for the period from November 28, 2007 through October 31, 2010.

On November 19, 2009, Class B shares were liquidated. All shares were redeemed at the net asset value per share (“NAV”).

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which

15

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-

16

factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2010.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the

17

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid quarterly. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

f)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

g)
Securities Sold Short – As part of its principal investment strategy, the Fund will enter into short sales. In a short sale, the Fund sells a borrowed security (typically from a broker or other institution). The Fund may not always be able to borrow the security at a particular time or at an acceptable price. Thus, there is a risk that the fund may be unable to implement its investment strategy due to the lack of available stocks or for other reasons. After selling the borrowed security, the Fund is obligated to “cover” the short sale by purchasing the security and returning the security to the lender. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. Because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the security, the Fund may be required to pay a premium.  The Fund also will incur transaction costs in executing short sales. The amount of any gain for the Fund resulting from a short sale will be decreased, and the amount of any loss will be increased, by the amount of the premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. Until the Fund replaces a borrowed security, it is required to maintain a segregated account of cash or liquid assets to cover the Fund’s short position. Securities held in a segregated account can not be sold while the position they are covering is outstanding, unless they are replaced with similar securities. Additionally, the Fund must maintain a sufficient liquid asset (less any additional collateral held by the broker) to cover the short sale obligation. This may limit the Fund’s investment flexibility, as well as its ability to meet redemption or other current obligations.

Dividends declared on short positions existing on the record date are recorded on the ex-dividend date as an expense on the Statement of Operations.

h)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the year ended October 31, 2010.

18

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$—	$—	$—
Equity contracts	—	—	(2)	—	—	(2)
Total	$—	$—	$(2)	$—	$—	$(2)

i)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. As of October 31, 2010, there were no outstanding futures contracts.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale

19

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$403	$391

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$92
Accumulated Capital Losses *	(3,444)
Unrealized Appreciation †	44
Total Accumulated Deficit	$(3,308)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$23
Accumulated Net Realized Gain (Loss) on Investments and foreign currency transactions	(23)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$448
2017	2,897
2018	99
Total	$3,444

20

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	1.00%
On next $500 million	0.95%
On next $4 billion	0.90%
On next $5 billion	0.88%
Over $10 billion	0.87%

HIFSCO has voluntarily agreed to waive 100% of the management fees through February 28, 2011.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

21

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses, short position expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	1.35%	1.85%	1.60%	1.35%	1.25%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,
	2010	2009	2008
Class A Shares	0.32%	0.88%	0.58	%*
Class C Shares	1.07	1.63	1.33	*
Class I Shares	0.07	0.63	0.33	*
Class R3 Shares	0.77	1.33	1.03	*
Class R4 Shares	0.47	1.03	0.73	*
Class R5 Shares	0.17	0.73	0.43	*
Class Y Shares	0.07	0.63	0.33	*

* From November 30, 2007 (commencement of operations), through October 31, 2008.

e)
Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO had no revenue from front-end load sales charges or contingent deferred sales charges.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, the Fund has no sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares.

22

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. No amount was allocated to the Fund during the year ended October 31, 2010. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	948
Class C	35
Class I	36
Class R3	36
Class R4	36
Class R5	36
Class Y	36

7.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,844
Sales Proceeds Excluding U.S. Government Obligations	2,596

23

The Hartford Global Enhanced Dividend Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	—	50	—	—	50	—	56	—	—	56
Amount	$—	$330	$—	$—	$330	$—	$311	$—	$—	$311
Class B
Shares	—	—	(34)	—	(34)	—	2	—	—	2
Amount	$—	$—	$(225)	$—	$(225)	$—	$10	$—	$—	$10
Class C
Shares	—	1	—	—	1	—	2	—	—	2
Amount	$—	$11	$—	$—	$11	$—	$11	$—	$—	$11
Class I
Shares	—	2	—	—	2	—	2	—	—	2
Amount	$—	$13	$—	$—	$13	$—	$12	$—	$—	$12
Class R3
Shares	—	2	—	—	2	—	2	—	—	2
Amount	$—	$11	$—	$—	$11	$—	$11	$—	$—	$11
Class R4
Shares	—	2	—	—	2	—	2	—	—	2
Amount	$—	$12	$—	$—	$12	$—	$12	$—	$—	$12
Class R5
Shares	—	2	—	—	2	—	2	—	—	2
Amount	$—	$13	$—	$—	$13	$—	$12	$—	$—	$12
Class Y
Shares	—	2	—	—	2	—	2	—	—	2
Amount	$—	$13	$—	$—	$13	$—	$12	$—	$—	$12
Total
Shares	—	61	(34)	—	27	—	70	—	—	70
Amount	$—	$403	$(225)	$—	$178	$—	$391	$—	$—	$391
9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

24

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

25

The Hartford Global Enhanced Dividend Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
A	$6.42	$0.39	$–	$0.40	$0.79	$(0.36)	$–	$–	$(0.36)	$0.43	$6.85
C	6.41	0.34	–	0.40	0.74	(0.31)	–	–	(0.31)	0.43	6.84
I	6.43	0.40	–	0.41	0.81	(0.38)	–	–	(0.38)	0.43	6.86
R3	6.42	0.36	–	0.40	0.76	(0.33)	–	–	(0.33)	0.43	6.85
R4	6.42	0.38	–	0.40	0.78	(0.35)	–	–	(0.35)	0.43	6.85
R5	6.43	0.40	–	0.40	0.80	(0.37)	–	–	(0.37)	0.43	6.86
Y	6.43	0.40	–	0.41	0.81	(0.38)	–	–	(0.38)	0.43	6.86

For the Year Ended October 31, 2009
A	6.34	0.35	–	0.09	0.44	(0.36)	–	–	(0.36)	0.08	6.42
C	6.33	0.31	–	0.09	0.40	(0.32)	–	–	(0.32)	0.08	6.41
I	6.34	0.36	–	0.11	0.47	(0.38)	–	–	(0.38)	0.09	6.43
R3	6.34	0.32	–	0.10	0.42	(0.34)	–	–	(0.34)	0.08	6.42
R4	6.34	0.34	–	0.09	0.43	(0.35)	–	–	(0.35)	0.08	6.42
R5	6.34	0.36	–	0.10	0.46	(0.37)	–	–	(0.37)	0.09	6.43
Y	6.34	0.36	–	0.11	0.47	(0.38)	–	–	(0.38)	0.09	6.43

From (commencement of operations) November 28, 2007, through October 31, 2008
A(E)	10.00	0.74	–	(3.84)	(3.10)	(0.56)	–	–	(0.56)	(3.66)	6.34
C(E)	10.00	0.68	–	(3.84)	(3.16)	(0.51)	–	–	(0.51)	(3.67)	6.33
I(E)	10.00	0.76	–	(3.84)	(3.08)	(0.58)	–	–	(0.58)	(3.66)	6.34
R3(E)	10.00	0.71	–	(3.84)	(3.13)	(0.53)	–	–	(0.53)	(3.66)	6.34
R4(E)	10.00	0.73	–	(3.84)	(3.11)	(0.55)	–	–	(0.55)	(3.66)	6.34
R5(E)	10.00	0.75	–	(3.84)	(3.09)	(0.57)	–	–	(0.57)	(3.66)	6.34
Y(E)	10.00	0.76	–	(3.84)	(3.08)	(0.58)	–	–	(0.58)	(3.66)	6.34

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Commenced operations on November 30, 2007.
(F)	Not annualized.
(G)	Annualized.

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

12.69%		$6,500	1.69%		0.69%		0.32%		5.92%		36%
11.87		241	2.44		1.44		1.07		5.17		–
12.95		249	1.44		0.44		0.07		6.17		–
12.19		243	2.14		1.14		0.77		5.47		–
12.52		246	1.84		0.84		0.47		5.77		–
12.84		248	1.54		0.54		0.17		6.07		–
12.95		249	1.44		0.44		0.07		6.17		–

7.90		5,767	2.33		1.33		0.88		6.21		46
7.12		216	3.08		2.08		1.63		5.46		–
8.33		220	2.08		1.08		0.63		6.45		–
7.42		217	2.78		1.78		1.33		5.76		–
7.74		218	2.48		1.48		1.03		6.06		–
8.22		220	2.18		1.18		0.73		6.35		–
8.33		220	2.08		1.08		0.63		6.45		–

(32.37	)(F)	5,343	2.09	(G)	1.09	(G)	0.58	(G)	9.20	(G)	70
(32.86	)(F)	202	2.84	(G)	1.84	(G)	1.33	(G)	8.45	(G)	–
(32.24	)(F)	203	1.84	(G)	0.84	(G)	0.33	(G)	9.45	(G)	–
(32.60	)(F)	202	2.54	(G)	1.54	(G)	1.03	(G)	8.75	(G)	–
(32.44	)(F)	203	2.24	(G)	1.24	(G)	0.73	(G)	9.05	(G)	–
(32.29	)(F)	203	1.94	(G)	0.94	(G)	0.43	(G)	9.35	(G)	–
(32.24	)(F)	203	1.84	(G)	0.84	(G)	0.33	(G)	9.45	(G)	–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Global Enhanced Dividend Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Enhanced Dividend Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

28

The Hartford Global Enhanced Dividend Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

29

The Hartford Global Enhanced Dividend Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr.(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

30

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Global Enhanced Dividend Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	95.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.360	N/A	N/A	0.360
Class C	0.311	N/A	N/A	0.311
Class I	0.377	N/A	N/A	0.377
Class R3	0.330	N/A	N/A	0.330
Class R4	0.350	N/A	N/A	0.350
Class R5	0.370	N/A	N/A	0.370
Class Y	0.377	N/A	N/A	0.377

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

32

The Hartford Global Enhanced Dividend Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund (excluding costs incurred in executing short sales) and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only (excluding costs incurred in executing short sales) and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,034.26	$0.62	$1,000.00	$1,024.60	$0.61	0.12%	184	365
Class C	$1,000.00	$1,030.39	$4.45	$1,000.00	$1,020.82	$4.43	0.87	184	365
Class I	$1,000.00	$1,035.54	$–	$1,000.00	$1,025.21	$–	–	184	365
Class R3	$1,000.00	$1,031.87	$2.92	$1,000.00	$1,022.33	$2.91	0.57	184	365
Class R4	$1,000.00	$1,033.50	$1.38	$1,000.00	$1,023.84	$1.38	0.27	184	365
Class R5	$1,000.00	$1,034.97	$–	$1,000.00	$1,025.21	$–	–	184	365
Class Y	$1,000.00	$1,035.54	$–	$1,000.00	$1,025.21	$–	–	184	365

33

The Hartford Global Enhanced Dividend Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Global Enhanced Dividend Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund has a limited performance history.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

35

The Hartford Global Enhanced Dividend Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

36

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Global Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Global Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Global Growth Fund inception 09/30/1998
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview(1) 10/31/00 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the U.S., Canada, Europe, Australia, New Zealand and the Far East.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	10
	Year	Year	Year
Global Growth A#	14.53%	0.53%	-0.06%
Global Growth A##	8.24%	-0.60%	-0.62%
Global Growth B#	13.70%	-0.09%	NA*
Global Growth B##	8.70%	-0.43%	NA*
Global Growth C#	13.71%	-0.23%	-0.77%
Global Growth C##	12.71%	-0.23%	-0.77%
Global Growth R3#	14.24%	0.44%	0.18%
Global Growth R4#	14.47%	0.58%	0.25%
Global Growth R5#	15.00%	0.90%	0.41%
Global Growth Y#	15.17%	1.02%	0.46%
MSCI World Growth Index	16.33%	3.83%	0.54%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(4)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on  October 31, 2010, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Portfolio Managers
Jean-Marc Berteaux	Matthew D. Hudson, CFA
Senior Vice President, Partner	Vice President

How did the Fund perform?

The Class A shares of The Hartford Global Growth Fund returned 14.53%, before sales charge, for the twelve-month period ended October 31, 2010, underperforming the Fund’s benchmark, the MSCI World Growth Index, which returned 16.33% for the same period. The Fund also underperformed the 15.23% average return of the Lipper Global Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the fund.

Why did the Fund perform this way?

Global equities were volatile over the twelve-month period ended October 31, 2010. After declining amid fears of a double-dip recession, slowing growth in China, and sovereign debt concerns in the Eurozone, global equities rebounded sharply later in the period. Strong corporate earnings news, favorable European economic data, and expectations of additional government intervention in the U.S. drove global equity markets higher in the latter part of the period. Growth stocks (+16.3%) outperformed value stocks (+10.4%) during the period, as measured by the MSCI World Growth Index and the MSCI World Value Index, respectively. Within the MSCI World Growth Index, all ten sectors posted positive returns. The Consumer Discretionary (+29%), Materials (+25%), and Industrials (+23%) sectors performed the best, while the Financials (+1%), Telecommunication Services (+8%), and Health Care (+9%) sectors lagged on a relative basis.

Sector allocation, a result of the bottom-up (i.e. stock by stock fundamental analysis) investment process, detracted from relative performance due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Financials and an

2

underweight (i.e. the Fund’s sector position was less than the benchmark position) to Materials. In addition, the Fund’s modest cash allocation detracted in an upward trending market. Security selection contributed positively to relative performance in Financials, Information Technology, and Telecommunication Services, more than offsetting the Fund’s weaker stock selection in Industrials and Materials.

The top detractors from the Fund’s relative and absolute performance were Vestas Wind Systems (Industrials), SunPower (Information Technology), and Mosaic (Materials). Shares of Vestas Wind Systems, a Denmark-based wind power company, fell early in the period as investors remained concerned about the company's weak 2010 order backlog and the possibility that margins may face pressure due to under-utilization and intense price competition. Shares of solar panel manufacturer SunPower declined early in the period as an oversupply of solar panels hurt industry pricing and industry followers scrutinized potentially aggressive accounting practices. In the first quarter of 2010, near-term earnings guidance lagged investor estimates as some business revenues were recognized later in the year, which also weighed down the stock. In the middle of the period, shares of North American producer of potash and phosphate fertilizers, Mosaic, fell due to softening global crop prices and macroeconomic concerns.

NetApp (Information Technology), Priceline.com (Consumer Discretionary), and Sands China (Consumer Discretionary) were the leading contributors to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance. Shares of network storage equipment manufacturer NetApp rose as businesses began to spend on upgrading their computer and data storage networks as the economy showed signs of improvement. Shares of Priceline.com, an online travel company, moved sharply higher after the company issued better-than-expected second quarter revenue and earnings and gave bullish earnings guidance for the third quarter as the company continued to gain market share. Shares of Sands China, a developer, owner, and operator of integrated resorts and casinos in Macau, rose after the firm's results beat expectations driven by strong performance at its Macau properties and its new resort in Singapore. Top absolute contributors for the Fund included Apple (Information Technology) and Oracle (Information Technology).

What is the outlook?

We believe the Fund’s overall positioning is consistent with an improving economic outlook: overweight cyclically oriented sectors that should outperform in an improving economy such as Consumer Discretionary and Information Technology; underweight the defensive Consumer Staples and Health Care sectors. We increased our overweight exposure to Financials during the period. We are focused on firms with what we consider to have improving fundamentals, sound balance sheets, and solid growth potential as they return to normalized earnings.

At the end of the period, our stock-by-stock investment process resulted in greater-than-benchmark weights in the Financials, Industrials, and Consumer Discretionary sectors. The Fund held below-benchmark weights in the Consumer Staples, Materials, and Health Care sectors.

Diversification by Industry
as of October 31, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	3.1%
Banks (Financials)	7.1
Capital Goods (Industrials)	14.3
Consumer Durables & Apparel (Consumer Discretionary)	1.1
Consumer Services (Consumer Discretionary)	4.3
Diversified Financials (Financials)	4.9
Energy (Energy)	6.6
Food & Staples Retailing (Consumer Staples)	1.1
Food, Beverage & Tobacco (Consumer Staples)	3.8
Health Care Equipment & Services (Health Care)	1.2
Household & Personal Products (Consumer Staples)	1.1
Insurance (Financials)	2.4
Materials (Materials)	4.9
Media (Consumer Discretionary)	2.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	2.6
Real Estate (Financials)	1.1
Retailing (Consumer Discretionary)	7.1
Semiconductors & Semiconductor Equipment (Information Technology)	2.6
Software & Services (Information Technology)	9.2
Technology Hardware & Equipment (Information Technology)	10.9
Telecommunication Services (Services)	2.9
Transportation (Industrials)	3.7
Short-Term Investments	1.4
Other Assets and Liabilities	–
Total	100.0%

Diversification by Country
as of October 31, 2010

Percentage of
Country	Net Assets
Brazil	2.2%
Canada	1.1
China	3.1
Denmark	1.0
France	2.7
Germany	5.5
Hong Kong	5.8
Israel	1.3
Japan	4.2
Mexico	1.0
Netherlands	1.5
Singapore	1.2
South Korea	1.2
Sweden	1.2
Switzerland	2.2
Taiwan	1.5
United Kingdom	12.4
United States	49.5
Short-Term Investments	1.4
Other Assets and Liabilities	–
Total	100.0%

3

The Hartford Global Growth Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6%
	Automobiles & Components - 3.1%
116	Daimler AG	$7,640
463	Nissan Motor Co., Ltd.	4,067
		11,707
	Banks - 7.1%
7,930	Agricultural Bank of China ●	4,184
261	Banco Santander Brasil S.A.	3,759
899	Barclays Bank plc	3,949
1,215	BOC Hong Kong Holdings Ltd.	3,822
181	Itau Unibanco Banco Multiplo S.A. ADR	4,453
220	Standard Chartered plc	6,374
28	Standard Chartered plc Rights	232
		26,773
	Capital Goods - 14.3%
406	General Electric Co.	6,497
87	Honeywell International, Inc.	4,093
96	Illinois Tool Works, Inc.	4,368
178	Ingersoll-Rand plc	6,984
160	Komatsu Ltd.	3,911
88	Masco Corp.	937
52	Parker-Hannifin Corp.	4,016
28	Precision Castparts Corp.	3,809
308	Sandvik Ab	4,646
37	Schneider Electric S.A.	5,267
43	Siemens AG	4,960
28	SMC Corp.	4,200
		53,688
	Consumer Durables & Apparel - 1.1%
64	Adidas-Salomon AG	4,166

	Consumer Services - 4.3%
2,671	Genting Singapore plc ●	4,494
218	MGM Resorts International ●	2,378
2,361	Sands China Ltd. ●§	5,148
142	Starbucks Corp.	4,046
		16,066
	Diversified Financials - 4.9%
121	American Express Co.	5,013
30	Goldman Sachs Group, Inc.	4,761
126	JP Morgan Chase & Co.	4,728
230	UBS AG	3,915
		18,417
	Energy - 6.6%
242	BG Group plc	4,719
117	Consol Energy, Inc.	4,291
58	EOG Resources, Inc.	5,584
98	National Oilwell Varco, Inc.	5,244
72	Schlumberger Ltd.	5,007
		24,845
	Food & Staples Retailing - 1.1%
58	Metro AG	4,091

	Food, Beverage & Tobacco - 3.8%
126	British American Tobacco plc	4,796
33	Carlsberg A/S Class B	3,580
115	Heineken N.V.	5,831
		14,207
	Health Care Equipment & Services - 1.2%
147	Aetna, Inc.	4,402

	Household & Personal Products - 1.1%
73	Reckitt Benckiser Group plc	4,105

	Insurance - 2.4%
621	AIA Group Ltd. ●	1,846
337	Ping An Insurance (Group) Co.	3,638
70	Prudential Financial, Inc.	3,656
		9,140
	Materials - 4.9%
107	Anglo American plc	4,988
82	Barrick Gold Corp.	3,944
135	BHP Billiton plc	4,789
241	Xstrata plc	4,669
		18,390
	Media - 2.6%
414	News Corp. Class A	5,991
339	WPP plc	3,940
		9,931
	Pharmaceuticals, Biotechnology & Life Sciences - 2.6%
81	Celgene Corp. ●	5,025
93	Teva Pharmaceutical Industries Ltd. ADR	4,830
		9,855
	Real Estate - 1.1%
836	Hang Lung Properties Ltd.	4,102

	Retailing - 7.1%
8,323	GOME Electrical Appliances Holdings Ltd.	2,809
1,039	Kingfisher plc	3,958
790	Li & Fung Ltd.	4,181
252	Lowe's Co., Inc.	5,367
30	Pinault-Printemps-Redoute S.A.	4,865
15	Priceline.com, Inc. ●	5,811
		26,991
	Semiconductors & Semiconductor Equipment - 2.6%
126	Broadcom Corp. Class A	5,117
7	Samsung Electronics Co., Ltd.	4,476
		9,593
	Software & Services - 9.2%
81	Accenture plc	3,628
346	Activision Blizzard, Inc.	3,967
38	Baidu, Inc. ADR ●	4,125
166	eBay, Inc. ●	4,949
10	Google, Inc. ●	6,283
387	Oracle Corp.	11,370
		34,322
	Technology Hardware & Equipment - 10.9%
41	Apple, Inc. ●	12,465
251	Cisco Systems, Inc. ●	5,723
337	EMC Corp. ●	7,084
48	High Technology Computer Corp.	1,088
1,208	Hon Hai Precision Industry Co., Ltd.	4,567
89	NetApp, Inc. ●	4,716
112	Qualcomm, Inc.	5,062
		40,705
	Telecommunication Services - 2.9%
65	America Movil S.A. de C.V. ADR	3,693
122	Softbank Corp.	3,906
826	Sprint Nextel Corp. ●	3,403
		11,002

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.6% - (continued)
	Transportation - 3.7%
403	Delta Air Lines, Inc. ●		$5,596
45	FedEx Corp.		3,921
36	Kuehne & Nagel International AG		4,472
			13,989
	Total common stocks
	(cost $283,410)		$370,487

	Total long-term investments
	(cost $283,410)		$370,487

SHORT-TERM INVESTMENTS - 1.4%
	Repurchase Agreements - 1.4%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $1,191,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $1,215)
$1,191	0.23%, 10/31/2010		$1,191
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $722,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $736)
722	0.23%, 10/31/2010		722
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $3,254,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $3,319)
3,254	0.22%, 10/31/2010		3,254
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $3, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $3)
3	0.21%, 10/31/2010		3
			5,170
	Total short-term investments
	(cost $5,170)		$5,170

	Total investments
	(cost $288,580) ▲	100.0%	$375,657
	Other assets and liabilities	–%	(42)
	Total net assets	100.0%	$375,615

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 49.1% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Growth Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $289,325 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$90,845
Unrealized Depreciation	(4,513)
Net Unrealized Appreciation	$86,332

●	Currently non-income producing.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2010, the aggregate value of these securities amounted to $5,148, which represents 1.37% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Appreciation/ (Depreciation)
British Pound	Goldman Sachs	Buy	$758	$758	11/03/2010	$–
Danish Krone	State Street Global Markets LLC	Buy	466	460	11/01/2010	6
Swiss Franc	Brown Brothers Harriman	Sell	483	479	11/01/2010	(4)
						$2

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Global Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Automobiles & Components	$11,707	$–	$11,707	$–
Banks	26,773	12,628	14,145	–
Capital Goods	53,688	30,704	22,984	–
Consumer Durables & Apparel	4,166	–	4,166	–
Consumer Services	16,066	6,424	9,642	–
Diversified Financials	18,417	14,502	3,915	–
Energy	24,845	20,126	4,719	–
Food & Staples Retailing	4,091	–	4,091	–
Food, Beverage & Tobacco	14,207	–	14,207	–
Health Care Equipment & Services	4,402	4,402	–	–
Household & Personal Products	4,105	–	4,105	–
Insurance	9,140	5,502	3,638	–
Materials	18,390	3,944	14,446	–
Media	9,931	5,991	3,940	–
Pharmaceuticals, Biotechnology & Life Sciences	9,855	9,855	–	–
Real Estate	4,102	–	4,102	–
Retailing	26,991	11,178	15,813	–
Semiconductors & Semiconductor Equipment	9,593	5,117	4,476	–
Software & Services	34,322	34,322	–	–
Technology Hardware & Equipment	40,705	35,050	5,655	–
Telecommunication Services	11,002	7,096	3,906	–
Transportation	13,989	9,517	4,472	–
Total	370,487	216,358	154,129	–
Short-Term Investments	5,170	–	5,170	–
Total	$375,657	$216,358	$159,299	$–
Foreign Currency Contracts*	6	–	6	–
Total	$6	$–	$6	$–
Liabilities:
Foreign Currency Contracts*	4	–	4	–
Total	$4	$–	$4	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Growth Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $288,580)	$375,657
Cash	7
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	6
Receivables:
Investment securities sold	1,539
Fund shares sold	198
Dividends and interest	391
Other assets	123
Total assets	377,921
Liabilities:
Unrealized depreciation on foreign currency contracts	4
Payables:
Investment securities purchased	1,595
Fund shares redeemed	497
Investment management fees	53
Administrative fees	—
Distribution fees	17
Accrued expenses	140
Total liabilities	2,306
Net assets	$375,615
Summary of Net Assets:
Capital stock and paid-in-capital	$429,894
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments and foreign currency transactions	(141,367)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	87,088
Net assets	$375,615

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.31/$15.14
Shares outstanding	17,029
Net assets	$243,667
Class B: Net asset value per share	$13.03
Shares outstanding	1,103
Net assets	$14,367
Class C: Net asset value per share	$13.02
Shares outstanding	1,967
Net assets	$25,611
Class R3: Net asset value per share	$14.88
Shares outstanding	13
Net assets	$193
Class R4: Net asset value per share	$14.99
Shares outstanding	8
Net assets	$118
Class R5: Net asset value per share	$15.19
Shares outstanding	8
Net assets	$119
Class Y: Net asset value per share	$15.27
Shares outstanding	5,996
Net assets	$91,540

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Growth Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$5,066
Interest	12
Less: Foreign tax withheld	(379)
Total investment income	4,699

Expenses:
Investment management fees	3,727
Administrative services fees	—
Transfer agent fees	1,237
Distribution fees
Class A	599
Class B	160
Class C	258
Class R3	1
Class R4	—
Custodian fees	25
Accounting services fees	70
Registration and filing fees	89
Board of Directors' fees	11
Audit fees	15
Other expenses	150
Total expenses (before waivers and fees paid indirectly)	6,342
Expense waivers	(6)
Transfer agent fee waivers	(388)
Commission recapture	(8)
Custodian fee offset	—
Total waivers and fees paid indirectly	(402)
Total expenses, net	5,940
Net Investment Loss	(1,241)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	28,346
Net realized loss on foreign currency contracts	(303)
Net realized gain on other foreign currency transactions	297
Net Realized Gain on Investments and Foreign Currency Transactions	28,340
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	25,686
Net unrealized appreciation of foreign currency contracts	2
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(8)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	25,680
Net Gain on Investments and Foreign Currency Transactions	54,020
Net Increase in Net Assets Resulting from Operations	$52,779

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income (loss)	$(1,241)	$1,516
Net realized gain (loss) on investments and foreign currency transactions	28,340	(118,594)
Net unrealized appreciation of investments and foreign currency transactions	25,680	188,086
Net Increase In Net Assets Resulting From Operations	52,779	71,008
Distributions to Shareholders:
From net investment income
Class A	(705)	—
Class R3	—	—
Class R4	—	—
Class R5	—	—
Class Y	(872)	—
Total distributions	(1,577)	—
Capital Share Transactions:
Class A	(23,041)	(10,455)
Class B	(6,006)	(7,898)
Class C	(4,706)	(7,155)
Class R3	54	92
Class R4	43	37
Class R5	109	(5)
Class Y	(100,218)	9,459
Net decrease from capital share transactions	(133,765)	(15,925)
Proceeds from regulatory settlements	535	—
Net Increase (Decrease) In Net Assets	(82,028)	55,083
Net Assets:
Beginning of period	457,643	402,560
End of period	$375,615	$457,643
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$1,511

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Growth Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Global Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

11

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

12

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

13

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

14

j)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$6	Unrealized depreciation on foreign currency contracts	$4

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(303)	$—	$(303)
Total	$—	$—	$—	$(303)	$—	$(303)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	2	—	$2
Total	$—	$—	$—	$2	$—	$2

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale

15

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$1,577	$—

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(140,621)
Unrealized Appreciation †	86,342
Total Accumulated Deficit	$(54,279)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,307
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(96)
Capital Stock and Paid-In-Capital	(1,211)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$20,910
2017	119,711
Total	$140,621

As of October 31, 2010, the Fund utilized $24,120 of prior year capital loss carryforwards.

16

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.48%	2.23%	2.23%	1.60%	1.30%	1.00%	0.95%

17

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
1.48%	2.23%	2.23%	1.73%	1.43%	1.13%	1.13%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	1.48%	1.13%	1.43%	1.47%		1.45%
Class B Shares	2.23	1.56	2.01	2.18		2.15
Class C Shares	2.23	2.00	2.16	2.14		2.18
Class R3 Shares	1.68	1.72	1.72	1.65	*
Class R4 Shares	1.33	1.36	1.43	1.34	*
Class R5 Shares	1.02	1.05	1.05	1.05	*
Class Y Shares	0.93	0.93	0.90	0.89		0.91

*	From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $572 and contingent deferred sales charges of $16 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder

18

used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $27. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for the	Total Return Excluding Payment
	Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.26%	35.50%
Class B	0.27	34.45
Class C	0.27	34.58
Class Y	0.25	36.28

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	7
Class R4	8
Class R5	7

19

The Hartford Global Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$255,519
Sales Proceeds Excluding U.S. Government Obligations	381,943

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	2,686	50	(4,457)	—	(1,721)	3,670	—	(5,198)	—	(1,528)
Amount	$35,073	$666	$(58,780)	$—	$(23,041)	$43,335	$—	$(53,790)	$—	$(10,455)
Class B
Shares	30	—	(527)	—	(497)	131	—	(981)	—	(850)
Amount	$373	$—	$(6,379)	$—	$(6,006)	$1,276	$—	$(9,174)	$—	$(7,898)
Class C
Shares	130	—	(526)	—	(396)	215	—	(985)	—	(770)
Amount	$1,576	$—	$(6,282)	$—	$(4,706)	$1,985	$—	$(9,140)	$—	$(7,155)
Class R3
Shares	10	—	(6)	—	4	9	—	(1)	—	8
Amount	$141	$—	$(87)	$—	$54	$108	$—	$(16)	$—	$92
Class R4
Shares	8	—	(4)	—	4	3	—	—	—	3
Amount	$100	$—	$(57)	$—	$43	$37	$—	$—	$—	$37
Class R5
Shares	7	—	—	—	7	—	—	—	—	—
Amount	$109	$—	$—	$—	$109	$—	$—	$(5)	$—	$(5)
Class Y
Shares	1,009	62	(8,371)	—	(7,300)	2,967	—	(1,852)	—	1,115
Amount	$13,830	$872	$(114,920)	$—	$(100,218)	$30,381	$—	$(20,922)	$—	$9,459
Total
Shares	3,880	112	(13,891)	—	(9,899)	6,995	—	(9,017)	—	(2,022)
Amount	$51,202	$1,538	$(186,505)	$—	$(133,765)	$77,122	$—	$(93,047)	$—	$(15,925)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	196	$2,612
For the Year Ended October 31, 2009	345	$3,533

8.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $535, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The impact of the payment on the Fund’s NAV was approximately $0.02 for all classes.

20

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

21

The Hartford Global Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2010 (E)
A	$12.53	$(0.05)	$–	$1.87	$1.82	$(0.04)	$–	$–	$(0.04)	$1.78	$14.31
B	11.46	(0.14)	–	1.71	1.57	–	–	–	–	1.57	13.03
C	11.45	(0.14)	–	1.71	1.57	–	–	–	–	1.57	13.02
R3	13.04	(0.08)	–	1.94	1.86	(0.02)	–	–	(0.02)	1.84	14.88
R4	13.11	(0.04)	–	1.94	1.90	(0.02)	–	–	(0.02)	1.88	14.99
R5	13.26	0.01	–	1.98	1.99	(0.06)	–	–	(0.06)	1.93	15.19
Y	13.32	0.02	–	2.00	2.02	(0.07)	–	–	(0.07)	1.95	15.27

For the Year Ended October 31, 2009
A	10.50	0.04	–	1.99	2.03	–	–	–	–	2.03	12.53
B	9.64	–	–	1.82	1.82	–	–	–	–	1.82	11.46
C	9.68	(0.05)	–	1.82	1.77	–	–	–	–	1.77	11.45
R3	10.97	(0.02)	–	2.09	2.07	–	–	–	–	2.07	13.04
R4	11.01	0.01	–	2.09	2.10	–	–	–	–	2.10	13.11
R5	11.10	0.05	–	2.11	2.16	–	–	–	–	2.16	13.26
Y	11.14	0.07	–	2.11	2.18	–	–	–	–	2.18	13.32

For the Year Ended October 31, 2008 (E)
A	24.97	(0.03)	–	(11.78)	(11.81)	–	(2.66)	–	(2.66)	(14.47)	10.50
B	23.27	(0.14)	–	(10.83)	(10.97)	–	(2.66)	–	(2.66)	(13.63)	9.64
C	23.40	(0.16)	–	(10.90)	(11.06)	–	(2.66)	–	(2.66)	(13.72)	9.68
R3	26.02	(0.08)	–	(12.31)	(12.39)	–	(2.66)	–	(2.66)	(15.05)	10.97
R4	26.09	(0.05)	–	(12.37)	(12.42)	–	(2.66)	–	(2.66)	(15.08)	11.01
R5	26.15	0.05	–	(12.44)	(12.39)	–	(2.66)	–	(2.66)	(15.05)	11.10
Y	26.19	0.07	–	(12.46)	(12.39)	–	(2.66)	–	(2.66)	(15.05)	11.14

For the Year Ended October 31, 2007
A	19.35	(0.14)	0.05	6.69	6.60	–	(0.98)	–	(0.98)	5.62	24.97
B	18.23	(0.32)	0.06	6.28	6.02	–	(0.98)	–	(0.98)	5.04	23.27
C	18.31	(0.28)	0.05	6.30	6.07	–	(0.98)	–	(0.98)	5.09	23.40
R3 (G)	20.00	(0.14)	–	6.16	6.02	–	–	–	–	6.02	26.02
R4 (G)	20.00	(0.09)	–	6.18	6.09	–	–	–	–	6.09	26.09
R5 (G)	20.00	(0.03)	–	6.18	6.15	–	–	–	–	6.15	26.15
Y	20.14	–	0.06	6.97	7.03	–	(0.98)	–	(0.98)	6.05	26.19

For the Year Ended October 31, 2006 (E)
A	16.80	(0.05)	–	2.81	2.76	(0.02)	(0.19)	–	(0.21)	2.55	19.35
B	15.93	(0.17)	–	2.66	2.49	–	(0.19)	–	(0.19)	2.30	18.23
C	16.01	(0.17)	–	2.66	2.49	–	(0.19)	–	(0.19)	2.30	18.31
Y	17.46	0.06	–	2.91	2.97	(0.10)	(0.19)	–	(0.29)	2.68	20.14
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

14.53%		$243,667	1.61%		1.48%		1.48%		(0.40)%		61%
13.70		14,367	2.63		2.23		2.23		(1.16)		–
13.71		25,611	2.31		2.23		2.23		(1.15)		–
14.24		193	1.73		1.68		1.68		(0.57)		–
14.47		118	1.33		1.33		1.33		(0.28)		–
15.00		119	1.05		1.03		1.03		0.06		–
15.17		91,540	0.93		0.93		0.93		0.12		–

19.33		234,971	1.83		1.13		1.13		0.38		82
18.88		18,333	2.90		1.57		1.57		(0.05)		–
18.29		27,064	2.45		2.01		2.01		(0.49)		–
18.87		113	1.82		1.73		1.73		(0.41)		–
19.07		59	1.37		1.37		1.37		0.16		–
19.46		7	1.05		1.05		1.05		0.46		–
19.57		177,096	0.94		0.94		0.94		0.59		–

(52.57)		212,910	1.49		1.43		1.43		(0.18)		82
(52.83)		23,614	2.42		2.01		2.01		(0.79)		–
(52.94)		30,334	2.16		2.16		2.16		(0.92)		–
(52.69)		10	1.88		1.73		1.73		(0.42)		–
(52.66)		7	1.58		1.43		1.43		(0.57)		–
(52.40)		12	1.06		1.06		1.06		0.26		–
(52.31)		135,673	0.90		0.90		0.90		0.36		–

35.85	(F)	492,466	1.48		1.48		1.48		(0.62)		85
34.81	(F)	78,931	2.40		2.19		2.19		(1.33)		–
34.94	(F)	75,742	2.15		2.15		2.15		(1.29)		–
30.10	(H)	13	1.65	(I)	1.65	(I)	1.65	(I)	(0.78	)(I)	–
30.45	(H)	13	1.34	(I)	1.34	(I)	1.34	(I)	(0.47	)(I)	–
30.75	(H)	13	1.05	(I)	1.05	(I)	1.05	(I)	(0.17	)(I)	–
36.61	(F)	195,998	0.89		0.89		0.89		(0.01)		–

16.58		417,840	1.53		1.48		1.48		(0.25)		125
15.80		74,805	2.44		2.18		2.18		(0.95)		–
15.72		66,121	2.20		2.20		2.20		(0.98)		–
17.25		169,270	0.93		0.93		0.93		0.31		–

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Global Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

24

The Hartford Global Growth Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford Global Growth Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr.(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

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Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors.
Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Global Growth Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
 For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.038	N/A	N/A	0.038
Class R3	0.016	N/A	N/A	0.016
Class R4	0.015	N/A	N/A	0.015
Class R5	0.055	N/A	N/A	0.055
Class Y	0.066	N/A	N/A	0.066

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

28

The Hartford Global Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,038.58	$7.60	$1,000.00	$1,017.74	$7.53	1.48%	184	365
Class B	$1,000.00	$1,035.75	$11.44	$1,000.00	$1,013.96	$11.32	2.23	184	365
Class C	$1,000.00	$1,034.96	$11.44	$1,000.00	$1,013.96	$11.32	2.23	184	365
Class R3	$1,000.00	$1,037.84	$8.42	$1,000.00	$1,016.94	$8.34	1.64	184	365
Class R4	$1,000.00	$1,039.63	$6.79	$1,000.00	$1,018.55	$6.72	1.32	184	365
Class R5	$1,000.00	$1,041.28	$5.25	$1,000.00	$1,020.06	$5.19	1.02	184	365
Class Y	$1,000.00	$1,042.43	$4.79	$1,000.00	$1,020.52	$4.74	0.93	184	365

29

The Hartford Global Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Global Growth Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

30

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted the effect of recent changes to the Fund’s portfolio management team on the Fund’s short-term performance.  The Board also noted that the Fund’s performance over multiple periods as compared to its peer group and benchmark had recently improved.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

31

The Hartford Global Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, and Class R5 shares by 0.13% and Class Y shares by 0.18%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information

32

provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Global Health Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Global Health Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Global Health Fund inception 05/01/2000
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 10/31/00 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the American Stock Exchange, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	10
	Year	Year	Year
Global Health A#	16.37%	2.93%	4.72%
Global Health A##	9.97%	1.78%	4.13%
Global Health B#	15.44%	2.15%	NA*
Global Health B##	10.44%	1.83%	NA*
Global Health C#	15.60%	2.19%	3.96%
Global Health C##	14.60%	2.19%	3.96%
Global Health I#	16.70%	3.22%	4.86%
Global Health R3#	16.14%	2.81%	4.96%
Global Health R4#	16.52%	3.12%	5.11%
Global Health R5#	16.87%	3.37%	5.24%
Global Health Y#	16.98%	3.43%	5.27%
S&P 500 Index	16.54%	1.74%	-0.01%
S&P North American Health Care Sector Index	15.50%	2.94%	1.70%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on   October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to  8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Managers
Ann C. Gallo	Jean M. Hynes, CFA	Robert L. Deresiewicz	Kirk J. Mayer, CFA
Senior Vice President, Partner	Senior Vice President, Partner	Senior Vice President	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Global Health Fund returned 16.37%, before sales charge, for the twelve-month period ended October 31, 2010, outperforming the Fund’s benchmark, the S&P North American Health Care Sector Index, which returned 15.50% for the same period. The Fund also outperformed the 12.35% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The U.S. health care reform legislation that began in early 2009 was finalized in April 2010 as President Obama signed the bill into law. Health care stocks rallied broadly in the wake of the

2

House of Representatives vote in April as a number of the more onerous provisions were removed or modified.

Health Care stocks (+15.5%) underperformed the broader U.S. market (+16.5%) but outperformed the global equity market (+13.3%) during the period, as measured by the S&P North American Health Care Sector, S&P 500, and the MSCI World indices, respectively. Within the S&P North American Health Care Sector Index, all four sub-sectors posted positive returns. Specialty Pharmaceuticals/Biotechnology (+22%) and Health Services (+21%) gained the most while Medical Technology (+8%) and Major Pharmaceuticals (+15%) modestly lagged the other sub-sectors.

Strong stock selection in Medical Technology and Health Services were the primary drivers of relative outperformance, more than offsetting weaker security selection in Specialty Pharmaceuticals/Biotechnology and Major Pharmaceuticals. Sub-sector allocation, a fallout of our bottom-up (i.e. stock by stock fundamental research) stock selection process, modestly detracted from relative performance.

Holdings of Incyte (Medical Technology), Volcano (Medical Technology), and SIGA Technologies (Specialty Pharmaceuticals/Biotechnology) were the top contributors to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance during the period. U.S.-based drug discovery and development company Incyte’s shares gained amid increasing confidence in the company's potential treatment for myelofibrosis, which is currently in clinical trials. Volcano, which focuses on vascular diseases, announced better-than-expected revenues for the fourth quarter 2009, causing the stock price to rise early in the period. SIGA Technologies’ shares rose after the U.S. Department of Health and Human Services awarded the bio-defense firm a contract to provide smallpox antiviral treatments for the Strategic National Stockpile. Top contributors to absolute performance included UnitedHealth Group (Health Services).

Holdings of Shionogi (Specialty Pharmaceuticals/Biotechnology), Covidien (Medical Technology), and AMAG Pharmaceuticals (Specialty Pharmaceuticals/Biotechnology) detracted from benchmark-relative performance. Japan-based Shionogi’s shares declined due to disappointing sales of antibiotics and sales at its Sciele division. Shares in U.S. medical device manufacturer company Covidien fell as the company reported disappointing second quarter revenues and lowered its overall revenue guidance due to a stronger U.S. dollar and some weakness in its pharmaceutical and supplies segments. Drug maker AMAG Pharmaceuticals’ shares declined throughout the period as investors became worried about the decline in average selling price of the company’s key dialysis product. Top detractors from absolute performance included Affymax (Specialty Pharamaceuticals/Biotechnology).

What is the outlook?

The struggling U.S. economy has weighed on Health Care stocks as an increase in the number of uninsured Americans has had a detrimental impact on utilization of health care products and services. Over the near term, the U.S. government will continue to release important details of the reform package. As the market gains incremental clarity on the new legislation, we believe valuation of health care stocks should improve. With political momentum shifting to the Republicans, we believe health care stocks are likely to rally in the future as President Obama’s administration will likely adopt a more centrist policy.

The roll-out of health care reform in the U.S. will be an evolutionary process. While we are confident with our portfolio positioning, we will continue to closely monitor industry developments and make adjustments to the portfolio as needed. Against this backdrop, the Fund ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) in the Specialty Pharmaceuticals/Biotechnology sub-sector and most underweight (i.e. the Fund’s sector position was less than the benchmark position) in the Major Pharmaceuticals sub-sector relative to the benchmark.

Diversification by Industry
as of October 31, 2010
Percentage of
Industry	Net Assets
Biotechnology	23.0%
Drug Retail	2.0
Health Care Distributors	7.4
Health Care Equipment	22.0
Health Care Services	0.3
Health Care Technology	0.3
Life Sciences Tools & Services	2.2
Managed Health Care	11.4
Pharmaceuticals	31.4
Short-Term Investments	0.2
Other Assets and Liabilities	(0.2)
Total	100.0%

Diversification by Country
as of October 31, 2010
Percentage of
Country	Net Assets
Belgium	1.2%
China	1.8
Denmark	0.3
Hong Kong	0.6
Ireland	1.8
Israel	2.3
Italy	1.3
Japan	5.8
Spain	0.3
Switzerland	0.8
United Kingdom	1.0
United States	82.8
Short-Term Investments	0.2
Other Assets and Liabilities	(0.2)
Total	100.0%

3

The Hartford Global Health Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 100.0%
	Biotechnology - 23.0%
196	3SBio, Inc. ADR ●	$2,947
93	Affymax, Inc. ●	473
50	Alkermes, Inc. ●	581
59	AMAG Pharmaceuticals, Inc. ●	940
126	Amgen, Inc. ●	7,189
350	Amylin Pharmaceuticals, Inc. ●	4,564
179	Arena Pharmaceuticals, Inc. ●	294
606	Celera Corp. ●	3,454
156	Celgene Corp. ●	9,652
167	Celldex Therapeutics, Inc. ●	741
98	Cephalon, Inc. ●	6,528
655	Cytokinetics, Inc. ●	1,730
5	Genzyme Corp. ●	332
167	Gilead Sciences, Inc. ●	6,625
112	Immunogen, Inc. ●	919
999	Incyte Corp. ●	16,644
58	Ironwood Pharmaceuticals, Inc. ●	643
820	Ligand Pharmaceuticals Class B ●	1,329
144	Regeneron Pharmaceuticals, Inc. ●	3,750
62	Rigel Pharmaceuticals, Inc. ●	513
380	Seattle Genetics, Inc. ●	6,233
260	Siga Technologies, Inc. ●	3,448
142	Trius Therapeutics, Inc. ●	513
80	Vertex Pharmaceuticals, Inc. ●	3,059
		83,101
	Drug Retail - 2.0%
234	CVS/Caremark Corp.	7,045

	Health Care Distributors - 7.4%
223	Amerisource Bergen Corp.	7,319
222	Cardinal Health, Inc.	7,714
178	McKesson Corp.	11,719
		26,752
	Health Care Equipment - 22.0%
224	Abiomed, Inc. ●	2,312
293	Baxter International, Inc.	14,907
81	Beckman Coulter, Inc.	4,296
126	CareFusion Corp. ●	3,044
300	China Medical Technologies, Inc. ADR	3,625
262	Covidien plc	10,458
110	DiaSorin S.p.A.	4,522
30	Masimo Corp.	905
380	Medtronic, Inc.	13,376
232	St. Jude Medical, Inc. ●	8,893
4,838	Trauson Holdings Co., Ltd. ●	2,147
400	Volcano Corp. ●	9,758
95	Wright Medical Group, Inc. ●	1,265
		79,508
	Health Care Services - 0.3%
46	Rehabcare Group, Inc. ●	1,020

	Health Care Technology - 0.3%
65	Allscripts Healthcare Solutions, Inc. ●	1,240

	Life Sciences Tools & Services - 2.2%
113	PAREXEL International Corp. ●	2,434
16	PerkinElmer, Inc.	368
102	Thermo Fisher Scientific, Inc. ●	5,245
		8,047
	Managed Health Care - 11.4%
234	Aetna, Inc.	6,990
206	CIGNA Corp.	7,242
548	UnitedHealth Group, Inc.	19,750
132	Wellcare Health Plans, Inc. ●	3,658
65	Wellpoint, Inc. ●	3,531
		41,171
	Pharmaceuticals - 31.4%
20	Alk-Abello A/S	1,257
115	Almirall S.A.	1,093
85	Ardea Biosciences, Inc. ●	1,821
70	AstraZeneca plc ADR	3,522
342	Daiichi Sankyo Co., Ltd.	7,243
174	Eisai Co., Ltd.	5,976
1,203	Elan Corp. plc ADR ●	6,555
68	Eli Lilly & Co.	2,404
373	Forest Laboratories, Inc. ●	12,324
180	King Pharmaceuticals, Inc. ●	2,549
369	Medicines Co. ●	4,708
351	Merck & Co., Inc.	12,720
1,070	Pfizer, Inc.	18,618
19	Roche Holding AG	2,760
442	Shionogi & Co., Ltd.	7,722
116	Simcere Pharmaceutical Group ●	1,058
162	Teva Pharmaceutical Industries Ltd. ADR	8,415
108	UCB S.A.	4,172
104	Warner Chilcott plc	2,510
109	Watson Pharmaceuticals, Inc. ●	5,080
91	Xenoport, Inc. ●	702
		113,209
	Total common stocks
	(cost $344,746)	$361,093

WARRANTS - 0.0%
	Biotechnology - 0.0%
96	Cytokinetics, Inc. ⌂	$–

	Total warrants
	(cost $–)	$–

	Total long-term investments
	(cost $344,746)	$361,093

SHORT-TERM INVESTMENTS - 0.2%
	Repurchase Agreements - 0.2%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $134,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $137)
$134	0.23%, 10/31/2010	$134
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $81,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $83)
81	0.23%, 10/31/2010	81

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.2% - (continued)
	Repurchase Agreements - 0.2% - (continued)
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $366,
	collateralized by GNMA 4.00% - 7.00%,
	2034 – 2040, value of $373)
$366	0.22%, 10/31/2010		$366
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $–, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $–)
–	0.21%, 10/31/2010		–
			581

	Total short-term investments
	(cost $581)		$581

	Total investments
	(cost $345,327) ▲	100.2%	$361,674
	Other assets and liabilities	(0.2)%	(893)
	Total net assets	100.0%	$360,781

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 17.2% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $354,986 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$55,302
Unrealized Depreciation	(48,614)
Net Unrealized Appreciation	$6,688

●	Currently non-income producing.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
05/2009	96	Cytokinetics, Inc. Warrants	$–

The aggregate value and percentage of net assets of these securities at October 31, 2010, rounds to zero.

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Japanese Yen	Brown Brothers Harriman	Sell	$13,417	$12,039	02/04/2011	$(1,378)
						$(1,378)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Health Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$361,093	$326,348	$34,745	$–
Warrants	–	–	–	–
Short-Term Investments	581	–	581	–
Total	$361,674	$326,348	$35,326	$–
Liabilities:
Foreign Currency Contracts *	1,378	–	1,378	–
Total	$1,378	$–	$1,378	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Global Health Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $345,327)	$361,674
Cash	—
Receivables:
Investment securities sold	196
Fund shares sold	440
Dividends and interest	466
Other assets	64
Total assets	362,840
Liabilities:
Unrealized depreciation on foreign currency contracts	1,378
Payables:
Fund shares redeemed	472
Investment management fees	54
Administrative fees	—
Distribution fees	26
Accrued expenses	129
Total liabilities	2,059
Net assets	$360,781
Summary of Net Assets:
Capital stock and paid-in-capital	$468,168
Accumulated undistributed net investment income	1,377
Accumulated net realized loss on investments and foreign currency transactions	(123,750)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	14,986
Net assets	$360,781

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$15.21/$16.10
Shares outstanding	15,572
Net assets	$236,781
Class B: Net asset value per share	$13.83
Shares outstanding	1,665
Net assets	$23,023
Class C: Net asset value per share	$13.86
Shares outstanding	5,132
Net assets	$71,124
Class I: Net asset value per share	$15.44
Shares outstanding	918
Net assets	$14,176
Class R3: Net asset value per share	$15.76
Shares outstanding	225
Net assets	$3,549
Class R4: Net asset value per share	$16.01
Shares outstanding	496
Net assets	$7,939
Class R5: Net asset value per share	$16.21
Shares outstanding	117
Net assets	$1,895
Class Y: Net asset value per share	$16.26
Shares outstanding	141
Net assets	$2,294

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Health Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$5,691
Interest	2
Less: Foreign tax withheld	(109)
Total investment income	5,584

Expenses:
Investment management fees	3,440
Administrative services fees	18
Transfer agent fees	988
Distribution fees
Class A	618
Class B	282
Class C	767
Class R3	13
Class R4	19
Custodian fees	9
Accounting services fees	53
Registration and filing fees	97
Board of Directors' fees	10
Audit fees	14
Other expenses	94
Total expenses (before waivers and fees paid indirectly)	6,422
Transfer agent fee waivers	(30)
Commission recapture	(7)
Custodian fee offset	—
Total waivers and fees paid indirectly	(37)
Total expenses, net	6,385
Net Investment Loss	(801)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	12,109
Net realized gain on foreign currency contracts	21
Net realized loss on other foreign currency transactions	(4)
Net Realized Gain on Investments and Foreign Currency Transactions	12,126
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	46,380
Net unrealized depreciation of foreign currency contracts	(1,375)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	13
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	45,018
Net Gain on Investments and Foreign Currency Transactions	57,144
Net Increase in Net Assets Resulting from Operations	$56,343

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Health Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment loss	$(801)	$(1,393)
Net realized gain (loss) on investments and foreign currency transactions	12,126	(126,964)
Net unrealized appreciation of investments and foreign currency transactions	45,018	138,689
Net Increase In Net Assets Resulting From Operations	56,343	10,332
Distributions to Shareholders:
From net realized gain on investments
Class A	—	(14,159)
Class B	—	(2,332)
Class C	—	(4,728)
Class I	—	(1,547)
Class R3	—	(23)
Class R4	—	(189)
Class R5	—	(65)
Class Y	—	(7,033)
Total distributions	—	(30,076)
Capital Share Transactions:
Class A	(34,328)	(68,275)
Class B	(13,441)	(13,501)
Class C	(14,218)	(19,147)
Class I	(4,108)	(24,782)
Class R3	1,954	754
Class R4	752	1,884
Class R5	228	(113)
Class Y	157	(132,062)
Net decrease from capital share transactions	(63,004)	(255,242)
Proceeds from regulatory settlements	33	—
Net Decrease In Net Assets	(6,628)	(274,986)
Net Assets:
Beginning of period	367,409	642,395
End of period	$360,781	$367,409
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,377	$3

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Health Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Global Health Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

10

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

11

The Hartford Global Health Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

12

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid or restricted securities as of October 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

j)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

13

The Hartford Global Health Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

k)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives	Liability Derivatives
Foreign exchange contracts		Unrealized depreciation on foreign	1,378
		currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$21	$—	$21
Total	$—	$—	$—	$21	$—	$21

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(1,375)	—	$(1,375)
Total	$—	$—	$—	$(1,375)	$—	$(1,375)

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

14

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Long-Term Capital Gains *	$—	$30,076

*	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(114,092)
Unrealized Appreciation †	6,705
Total Accumulated Deficit	$(107,387)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$2,175
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(10)
Capital Stock and Paid-In-Capital	(2,165)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$114,092
Total	$114,092

As of October 31, 2010, the Fund utilized $4,622 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

15

The Hartford Global Health Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

16

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.85%	1.55%	1.25%	1.20%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	1.49%	1.54%	1.41%	1.40%		1.60%
Class B Shares	2.28	2.10	2.24	2.29		2.31
Class C Shares	2.18	2.26	2.14	2.14		2.31
Class I Shares	1.21	1.26	1.10	1.08		1.14	*
Class R3 Shares	1.69	1.78	1.85	1.77	†
Class R4 Shares	1.37	1.39	1.35	1.45	†
Class R5 Shares	1.08	1.09	1.05	1.17	†
Class Y Shares	0.97	0.99	0.95	0.95		1.08

*	From August 31, 2006 (commencement of operations), through October 31, 2006.
†	From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $305 and contingent deferred sales charges of $53 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to

17

The Hartford Global Health Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $13. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate
	for SEC Settlement for the Year	Total Return Excluding Payment
	Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	9.94%
Class B	0.01	8.90
Class C	0.01	9.09
Class I	0.01	10.46
Class Y	0.01	10.44

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	6
Class Y	6

18

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$134,798
Sales Proceeds Excluding U.S. Government Obligations	198,433

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	2,469	—	(4,848)	—	(2,379)	3,167	1,127	(9,957)	—	(5,663)
Amount	$36,995	$—	$(71,323)	$—	$(34,328)	$37,894	$12,851	$(119,020)	$—	$(68,275)
Class B
Shares	34	—	(1,020)	—	(986)	141	203	(1,565)	—	(1,221)
Amount	$472	$—	$(13,913)	$—	$(13,441)	$1,517	$2,130	$(17,148)	$—	$(13,501)
Class C
Shares	569	—	(1,642)	—	(1,073)	600	363	(2,670)	—	(1,707)
Amount	$7,852	$—	$(22,070)	$—	$(14,218)	$6,558	$3,822	$(29,527)	$—	$(19,147)
Class I
Shares	385	—	(671)	—	(286)	842	130	(3,127)	—	(2,155)
Amount	$5,815	$—	$(9,923)	$—	$(4,108)	$10,689	$1,501	$(36,972)	$—	$(24,782)
Class R3
Shares	197	—	(70)	—	127	70	2	(12)	—	60
Amount	$3,019	$—	$(1,065)	$—	$1,954	$890	$23	$(159)	$—	$754
Class R4
Shares	172	—	(123)	—	49	207	16	(71)	—	152
Amount	$2,692	$—	$(1,940)	$—	$752	$2,596	$189	$(901)	$—	$1,884
Class R5
Shares	54	—	(39)	—	15	29	6	(41)	—	(6)
Amount	$864	$—	$(636)	$—	$228	$350	$65	$(528)	$—	$(113)
Class Y
Shares	36	—	(25)	—	11	26	582	(12,052)	—	(11,444)
Amount	$569	$—	$(412)	$—	$157	$324	$7,033	$(139,419)	$—	$(132,062)
Total
Shares	3,916	—	(8,438)	—	(4,522)	5,082	2,429	(29,495)	—	(21,984)
Amount	$58,278	$—	$(121,282)	$—	$(63,004)	$60,818	$27,614	$(343,674)	$—	$(255,242)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	385	$5,797
For the Year Ended October 31, 2009	445	$5,299

19

The Hartford Global Health Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

8.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $33, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

20

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21

The Hartford Global Health Fund
Financial Highlights
Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	From Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
A	$13.07	$–	$–	$2.14	$2.14	$–	$–	$–	$–	$2.14	$15.21
B	11.98	(0.14)	–	1.99	1.85	–	–	–	–	1.85	13.83
C	11.99	(0.11)	–	1.98	1.87	–	–	–	–	1.87	13.86
I	13.23	0.04	–	2.17	2.21	–	–	–	–	2.21	15.44
R3	13.57	(0.02)	–	2.21	2.19	–	–	–	–	2.19	15.76
R4	13.74	0.02	–	2.25	2.27	–	–	–	–	2.27	16.01
R5	13.87	0.06	–	2.28	2.34	–	–	–	–	2.34	16.21
Y	13.90	0.08	–	2.28	2.36	–	–	–	–	2.36	16.26

For the Year Ended October 31, 2009 (E)
A	12.69	(0.02)	–	1.01	0.99	–	(0.61)	–	(0.61)	0.38	13.07
B	11.74	(0.08)	–	0.93	0.85	–	(0.61)	–	(0.61)	0.24	11.98
C	11.78	(0.10)	–	0.92	0.82	–	(0.61)	–	(0.61)	0.21	11.99
I	12.81	0.01	–	1.02	1.03	–	(0.61)	–	(0.61)	0.42	13.23
R3	13.19	(0.05)	–	1.04	0.99	–	(0.61)	–	(0.61)	0.38	13.57
R4	13.29	–	–	1.06	1.06	–	(0.61)	–	(0.61)	0.45	13.74
R5	13.38	0.03	–	1.07	1.10	–	(0.61)	–	(0.61)	0.49	13.87
Y	13.40	0.01	–	1.10	1.11	–	(0.61)	–	(0.61)	0.50	13.90

For the Year Ended October 31, 2008
A	18.85	(0.03)	–	(4.83)	(4.86)	–	(1.30)	–	(1.30)	(6.16)	12.69
B	17.67	(0.18)	–	(4.45)	(4.63)	–	(1.30)	–	(1.30)	(5.93)	11.74
C	17.71	(0.14)	–	(4.49)	(4.63)	–	(1.30)	–	(1.30)	(5.93)	11.78
I	18.96	0.01	–	(4.86)	(4.85)	–	(1.30)	–	(1.30)	(6.15)	12.81
R3	19.59	(0.03)	–	(5.07)	(5.10)	–	(1.30)	–	(1.30)	(6.40)	13.19
R4	19.66	–	–	(5.07)	(5.07)	–	(1.30)	–	(1.30)	(6.37)	13.29
R5	19.70	0.03	–	(5.05)	(5.02)	–	(1.30)	–	(1.30)	(6.32)	13.38
Y	19.74	0.05	–	(5.09)	(5.04)	–	(1.30)	–	(1.30)	(6.34)	13.40

For the Year Ended October 31, 2007
A	17.84	(0.04)	–	1.73	1.69	–	(0.68)	–	(0.68)	1.01	18.85
B	16.92	(0.20)	–	1.63	1.43	–	(0.68)	–	(0.68)	0.75	17.67
C	16.93	(0.15)	–	1.61	1.46	–	(0.68)	–	(0.68)	0.78	17.71
I	17.86	0.01	–	1.77	1.78	–	(0.68)	–	(0.68)	1.10	18.96
R3 (G)	18.27	(0.02)	–	1.34	1.32	–	–	–	–	1.32	19.59
R4 (G)	18.27	–	–	1.39	1.39	–	–	–	–	1.39	19.66
R5 (G)	18.27	–	–	1.43	1.43	–	–	–	–	1.43	19.70
Y	18.57	0.04	–	1.81	1.85	–	(0.68)	–	(0.68)	1.17	19.74

For the Year Ended October 31, 2006
A	16.50	(0.07)	–	2.41	2.34	–	(1.00)	–	(1.00)	1.34	17.84
B	15.81	(0.20)	–	2.31	2.11	–	(1.00)	–	(1.00)	1.11	16.92
C	15.81	(0.18)	–	2.30	2.12	–	(1.00)	–	(1.00)	1.12	16.93
I(J)	17.34	–	–	0.52	0.52	–	–	–	–	0.52	17.86
Y	17.05	(0.01)	–	2.53	2.52	–	(1.00)	–	(1.00)	1.52	18.57
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.
(J)	Commenced operations on August 31, 2006.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

16.37%		$236,781	1.49%		1.49%		1.49%		(0.03)%		36%
15.44		23,023	2.39		2.28		2.28		(0.84)		–
15.60		71,124	2.18		2.18		2.18		(0.72)		–
16.70		14,176	1.22		1.22		1.22		0.24		–
16.14		3,549	1.70		1.70		1.70		(0.17)		–
16.52		7,939	1.37		1.37		1.37		0.11		–
16.87		1,895	1.08		1.08		1.08		0.38		–
16.98		2,294	0.97		0.97		0.97		0.50		–

8.48		234,603	1.58		1.55		1.55		(0.18)		80
7.95		31,746	2.54		2.11		2.11		(0.75)		–
7.66		74,424	2.28		2.28		2.28		(0.91)		–
8.73		15,934	1.27		1.27		1.27		0.04		–
8.15		1,330	1.79		1.79		1.79		(0.36)		–
8.64		6,147	1.40		1.40		1.40		0.00		–
8.89		1,412	1.11		1.11		1.11		0.27		–
8.95		1,813	0.99		0.99		0.99		0.11		–

(27.59)		299,699	1.41		1.41		1.41		(0.18)		67
(28.17)		45,475	2.32		2.24		2.24		(1.02)		–
(28.10)		93,208	2.15		2.15		2.15		(0.92)		–
(27.36)		43,036	1.11		1.11		1.11		0.10		–
(27.78)		503	1.91		1.85		1.85		(0.67)		–
(27.52)		3,921	1.35		1.35		1.35		(0.02)		–
(27.18)		1,449	1.05		1.05		1.05		0.27		–
(27.23)		155,104	0.95		0.95		0.95		0.28		–

9.96	(F)	509,341	1.41		1.41		1.41		(0.25)		41
8.92	(F)	82,932	2.30		2.29		2.29		(1.15)		–
9.11	(F)	137,101	2.15		2.15		2.15		(0.99)		–
10.48	(F)	15,017	1.07		1.07		1.07		0.08		–
7.22	(H)	112	1.75	(I)	1.75	(I)	1.75	(I)	(0.50	)(I)	–
7.61	(H)	494	1.41	(I)	1.41	(I)	1.41	(I)	–	(I)	–
7.83	(H)	434	1.14	(I)	1.14	(I)	1.14	(I)	–	(I)	–
10.45	(F)	213,110	0.95		0.95		0.95		0.20		–

14.96		370,285	1.61		1.60		1.60		(0.53)		30
14.10		80,574	2.45		2.32		2.32		(1.27)		–
14.17		97,956	2.31		2.31		2.31		(1.25)		–
3.00	(H)	785	1.26	(I)	1.15	(I)	1.15	(I)	(0.20	)(I)	–
15.56		192,814	1.08		1.08		1.08		(0.03)		–

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Global Health Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Health Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

24

The Hartford Global Health Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford Global Health Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

26

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Global Health Fund
Federal Tax Information (Unaudited)

The Fund made no capital gain or income distributions for the fiscal year ended October 31, 2010.

28

The Hartford Global Health Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$995.46	$7.39	$1,000.00	$1,017.80	$7.48	1.47%	184	365
Class B	$1,000.00	$991.38	$11.24	$1,000.00	$1,013.91	$11.37	2.24	184	365
Class C	$1,000.00	$991.39	$10.84	$1,000.00	$1,014.32	$10.97	2.16	184	365
Class I	$1,000.00	$996.14	$5.94	$1,000.00	$1,019.26	$6.01	1.18	184	365
Class R3	$1,000.00	$993.72	$8.34	$1,000.00	$1,016.84	$8.44	1.66	184	365
Class R4	$1,000.00	$995.66	$6.74	$1,000.00	$1,018.45	$6.82	1.34	184	365
Class R5	$1,000.00	$996.91	$5.28	$1,000.00	$1,019.91	$5.35	1.05	184	365
Class Y	$1,000.00	$997.49	$4.73	$1,000.00	$1,020.47	$4.79	0.94	184	365

29

The Hartford Global Health Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Global Health Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

30

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In

31

The Hartford Global Health Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, Class R5, and Class Y shares by 0.20%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

32

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Global Real Asset Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Global Real Asset Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Global Real Asset Fund inception 05/28/2010
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks to provide long-term total returns that outpace inflation over a macroeconomic cycle.

Performance Overview(1) 5/28/10 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. TIPS 1-10 Year Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have maturities of 1 to 10 years.

Global Real Asset Fund Blended Index is a blended index comprised of the following indices: MSCI AC World Energy Sector Index (33%), MSCI AC World Metals and Mining Industry Index (16.5%), MSCI AC World Agriculture/Chemicals, and Forest, Paper and Products (5.5%), Barclays Capital U.S. TIPS 1-10 Year (35%), and S&P Goldman Sachs Commodities Index (2.5% Precious Metals, 2.5% Industrial Metals, 2.5% Energy, 2.5% Agriculture and Livestock).

MSCI All Country World Energy Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the energy sector.

MSCI All Country World Metals & Mining Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets in the metals and mining industry.

S&P GSCI Index is a measure of general commodity price movements and inflation in the world economy.

You cannot invest directly in an index.

Cumulative Returns(2,3) (as of 10/31/10)

Since
Inception
Global Real Asset A#	10.60%
Global Real Asset A##	4.52%
Global Real Asset C#	10.20%
Global Real Asset C##	9.20%
Global Real Asset I#	10.70%
Global Real Asset R3#	10.40%
Global Real Asset R4#	10.60%
Global Real Asset R5#	10.70%
Global Real Asset Y#	10.70%
Barclays Capital U.S. TIPS 1-10 Year Index	4.81%
Global Real Asset Fund Blended Index	13.23%
MSCI All Country World Energy Index	19.32%
MSCI All Country World Metals & Mining Index	30.27%
S&P GSCI Index	11.50%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

The value of shares will fluctuate so that, when redeemed, shares may be worth  more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Portfolio Managers
Scott M. Elliot	Jay Bhutani	Brian M. Garvey	Lindsay Thrift Politi
Senior Vice President	Director	Vice President	Vice President

2

How did the Fund perform?

The Class A shares of The Hartford Global Real Asset Fund returned 10.60%, before sales charge, for the period May 28, 2010 (inception date) to October 31, 2010, underperforming the Fund’s custom benchmark, (33% MSCI All Country World Energy (Sources and Equipment and Services) Index, 16.5% MSCI All Country World Metals & Mining Index, 5.5% MSCI All Country World Agriculture/Chemicals and Forest, Paper, and Products Index, 35% Barclays Capital U.S. TIPS 1–10 Year Index, and 10% Equal Sector-Weight S&P GSCI Index), which returned 13.23% as well as the MSCI All Country World Energy Index and MSCI All Country Metals & Mining Index, which returned 19.32% and 30.27%, respectively, for the same period. The Fund outperformed Barclays Capital U.S. TIPS 1–10 Year Index, which returned 4.81%, the S&P GSCI Index, which returned 11.50%, and the 9.36% average return of the Lipper Global Flexible Portfolio Funds peer group, a group of funds that allocate investments across various asset classes with at least 25% in securities traded outside of the U.S.

Why did the Fund perform this way?

Global equities were volatile over the five-month period ended October 31, 2010. Stocks initially declined in early summer amid fears of slowing economic growth and sovereign debt concerns in the Eurozone. However, strong corporate earnings news, favorable European economic data, and expectations of additional government intervention in the U.S. drove global equity markets higher more recently. Equities ended the period up 14% as measured by the MSCI World Index.

Natural resource equities (+18% as defined by the equity components of the Fund’s benchmark) outperformed broader equities markets, despite weak performance early in the period. Agriculture-related stocks led the rebound in the latter part of the period, due primarily to strength in fertilizer companies as merger discussions and rising global crop prices provided a lift. Diversified mining stocks also gained, benefiting from higher commodity prices.

Intermediate U.S. Treasurey Inflation Protected Securities (TIPS) returned +5% over the five-month period ended October 31, 2010, as measured by the Barclays Capital U.S. TIPS 1-10 Year Index. Continued policy actions from the Federal Reserve kept short-term interest rates low, while concerns about long-term growth prospects pressured long term rates. In addition, longer-term inflation expectations rose, especially in September and October, on fears that aggressive policy actions by the Fed Bank (Fed) eventually will result in higher inflation levels. The resulting decline in real interest rates (nominal interest rates minus expected inflation) supported performance of the TIPS market, as interest rates and bond prices are inversely correlated.

Commodities returned +18% during the period as represented by Equal Sector-Weight S&P GSCI Index, led by agricultural commodities and industrial metals. Agriculture and livestock posted double-digit gains. Corn and wheat gained, overshadowing weakness in livestock, due in part to a Russian drought and export restrictions. Near the end of the period, sugar spiked on poor Brazilian weather and low inventories, while falling U.S. acreage and strong export demand bolstered cotton prices. Energy commodities rose, but trailed other areas of the commodities market. Gains in crude oil were offset by continued weakness in U.S. natural gas. Industrial metals gained in concert with an improved economic outlook. Lead and zinc jumped in October on supply concerns following the shutdown of a major smelter in China. Precious metals also increased during the period. Gold’s rise, driven by prospects of further quantitative easing and competitive currency devaluations, was outpaced by sharper gains in silver.

The Fund has four primary levers to generate investment performance: (i) inflation-related equity investments, (ii) inflation-related fixed income investments, (iii) commodity investments, and (iv) asset allocation among stocks, bonds, commodities, and cash. During the period, the equity, fixed income, and commodities portions of the Fund all underperformed their respective benchmarks. Asset allocation among the sectors contributed positively to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) results as the Fund on average was overweight (i.e. the Fund’s sector position was greater than the benchmark position) in natural resource equities and commodities and underweight (i.e. the Fund’s sector position was less than the benchmark position) in inflation-related fixed income securities, relative to the benchmark. Exposure to commodities in the Fund is gained through derivatives, particularly total return swaps.

The natural resources equities portion of the Fund underperformed its benchmark due to unfavorable allocation among the natural resource sub-sectors as well as weak security selection. Not owning Fertilizers & Agriculture Chemical stocks hurt relative performance, as did an overweight allocation to the Oil & Gas Exploration & Production sector. This was partially offset by positive selection among metals and mining companies, specifically Rio Tinto and Alumina, and an overweight allocation to Coal & Consumable Fuels.

Stocks that detracted most from relative returns during the period were EOG Resources, Anglo Platinum, and Ultra Petroleum. Shares of independent oil and gas exploration and production company EOG Resources fell during the period as earnings fell short of expectations after production came in at the low end of guidance, which management attributed to the firm's shift towards a more oil-based mix where volume growth is more uneven. Anglo Platinum’s shares languished; platinum prices were essentially unchanged during the period. Investor sentiment around Ultra Petroleum, a mid-sized U.S. oil and gas exploration company, was hurt by low natural gas prices, causing shares to decline.

Top contributors to relative performance in the equity portion of the Fund were Rio Tinto, Alumina, and Occidental Petroleum. Diversified mining company Rio Tinto’s shares rose as earnings bested consensus expectations driven largely by iron ore prices and

3

higher-than-anticipated cost cutting at the firm's aluminum division. Shares of Alumina, an Australia-based bauxite mining, alumina refining, and aluminum smelting company, moved higher on expectations that alumina markets will benefit as the industry moves to decouple prices from aluminum pricing. Shares of major oil producer and chemicals company Occidental Petroleum stagnated as the company reported disappointing earnings news, which was driven by lower than expected upstream volumes. The Fund’s underweight position in the company aided relative performance.

The fixed income portion of the Fund modestly underperformed its benchmark during the period. This underperformance was driven by security selection within the U.S. TIPS sector. Interest rate and yield curve positioning added to relative results, as the Fund was positioned with an underweight to shorter-dated TIPS (maturities less than 5 years) and an overweight to intermediate-dated TIPS (maturities between 5 and 10 years). This positioning helped performance as a flattening yield curve favored intermediate-dated TIPS. Our view that inflation expectations would rise, expressed by a buying TIPS and selling nominal Treasury futures, was additive as inflation expectations increased during the period.

The commodities sub-portfolio also underperformed its benchmark as exposure to three of the four sectors detracted from relative performance. The Fund had an overweight position to precious metals, in particular to gold, which rose less than the benchmark and hurt relative performance. Underweight positions in agriculture & livestock and industrial metal commodities also detracted from benchmark-relative results. The effects of this positioning more than offset the favorable relative results from an underweight to energy commodities. Exposure to commodities is gained through derivatives, particularly total return swaps.

What is the outlook?

The uneven nature of the current economic recovery is not surprising given the depth of the downturn and its origins in excessive credit. Unlike a “normal” correction, which is often short-lived, the popping of a credit bubble can take time to unwind. The policy response to this recession, however, was both rapid and massive, helping to cushion its effects. Further, emerging economies have picked up much of the slack created by contraction among developed nations, in part due to emerging markets’ strong fiscal positions and the ongoing expansion of their middle class. We believe the recovery, in only its second year, is unlikely to falter at this stage.

Given this outlook, we retain a moderate pro-cyclical posture. We continue to favor natural resource equities as robust demand from emerging markets, stabilization in developed economies, and restrained natural resource production in a credit-starved environment all suggest higher natural resource prices in the future. While we ended the period overweight in natural resource equities, we reduced our overweight exposure during the period.

At the end of the period we held a neutral view on commodities overall. Within commodities, we continue to like gold's fundamentals longer term as monetary stimulus keeps interest rates low globally and puts downward pressure on paper currencies, bolstering the case for gold as a store of value. During the period, gold reached new nominal highs as investors weighed the prospects of further quantitative easing in the U.S. and potential competitive currency devaluations globally. At the end of the period, the Fund had exposure to precious metals through the natural resource equities and the commodity sub-portfolios.

In the fixed income sub-portfolios we have moved to a neutral stance relative to the benchmark. Despite an increase in the amount of inflation expected by the market, we continue to believe that the inflation priced into the TIPS market is relatively low, making TIPS attractive. However, near-term volatility related to the Fed’s asset purchase announcement leads us to favor a neutral stance relative to interest rates and nominal Treasuries. We believe that TIPS currently represent a fair value relative to nominal Treasuries.

Diversification by Industry
as of October 31, 2010
Percentage of
Industry	Net Assets
Aluminum	1.1%
Coal & Consumable Fuels	5.2
Diversified Metals & Mining	8.6
Gold	2.7
Integrated Oil & Gas	18.4
Oil & Gas Exploration & Production	11.4
Oil & Gas Refining & Marketing	0.9
Precious Metals & Minerals	1.5
Steel	2.3
U.S. Treasury Bonds	0.3
U.S. Treasury Notes	26.9
Short-Term Investments	17.7
Other Assets and Liabilities	3.0
Total	100.0%

Diversification by Country
as of October 31, 2010
Percentage of
Country	Net Assets
Australia	1.3%
Brazil	1.8
Canada	8.8
China	1.8
Hong Kong	0.6
India	1.6
Indonesia	0.7
Italy	2.2
Japan	0.3
Luxembourg	0.6
Russia	1.9
South Africa	3.0
Spain	1.2
United Kingdom	9.7
United States	43.8
Short-Term Investments	17.7
Other Assets and Liabilities	3.0
Total	100.0%

4

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 51.4%
	Aluminum - 1.1%
347	Alumina Ltd.	$694

	Coal & Consumable Fuels - 5.2%
37	Cameco Corp.	1,139
143	China Shenhua Energy Co., Ltd.	636
22	Consol Energy, Inc.	823
5	Peabody Energy Corp.	286
1,816	PT Bumi Resources Tbk	455
		3,339
	Diversified Metals & Mining - 7.9%
18	Anglo American plc	855
10	BHP Billiton plc	345
4	First Quantum Minerals Ltd.	372
8	Freeport-McMoRan Copper & Gold, Inc.	757
24	Kazakmys plc	497
347	Mongolian Mining Corp. ●	376
17	Rio Tinto plc	1,083
12	Rio Tinto plc ADR	754
		5,039
	Gold - 2.7%
13	AngloGold Ltd. ADR	605
24	Gold Fields Ltd.	381
38	Kinross Gold Corp.	675
3	Newcrest Mining Ltd.	103
		1,764
	Integrated Oil & Gas - 18.4%
70	BG Group plc	1,372
32	BP plc ADR	1,313
8	Chevron Corp.	672
32	Eni S.p.A. ADR	1,440
36	Exxon Mobil Corp.	2,366
10	Hess Corp.	627
28	OAO Gazprom Class S ADR	612
79	OAO Rosneft Oil Co. §	547
4	PetroChina Co., Ltd. ADR	498
8	Petroleo Brasileiro S.A. ADR	270
28	Repsol-YPF S.A. ADR	786
40	Suncor Energy, Inc.	1,279
		11,782
	Oil & Gas Exploration & Production - 11.4%
9	Cabot Oil & Gas Corp.	269
31	Canadian Natural Resources Ltd.	1,110
33	Chesapeake Energy Corp.	723
17	Denbury Resources, Inc. ●	281
8	Devon Energy Corp.	520
25	EnCana Corp.	701
13	EOG Resources, Inc.	1,235
12	EQT Corp.	451
3	MEG Energy Corp. ●	124
6	MEG Energy Corp. ■●	216
25	Southwestern Energy Co. ●	855
19	Ultra Petroleum Corp. ●	794
		7,279
	Oil & Gas Refining & Marketing - 0.9%
12	Reliance Industries Ltd. GDR ■	585

	Precious Metals & Minerals - 1.5%
10	Anglo American Platinum Co., Ltd.	982

	Steel - 2.3%
12	ArcelorMittal ADR	382
74	Sumitomo Metal Industries	172
32	Vale S.A.	905
		1,459
	Total common stocks
	(cost $30,505)	$32,923

WARRANTS - 0.7%
	Diversified Metals & Mining - 0.7%
75	NMDC Ltd. ⌂	$469

	Total warrants
	(cost $448)	$469

U.S. GOVERNMENT SECURITIES - 27.2%
	U.S. Treasury Securities - 27.2%
	U.S. Treasury Bonds - 0.3%
$150	2.38%, 01/15/2025 ◄	$207

	U.S. Treasury Notes - 26.9%
475	0.50%, 04/15/2015 ◄	498
800	0.63%, 04/15/2013 ◄╦	854
275	1.25%, 04/15/2014 - 07/15/2020 ◄	298
800	1.38%, 01/15/2020 ◄	877
575	1.38%, 07/15/2018 ◄	635
1,400	1.63%, 01/15/2015 - 01/15/2018 ◄	1,687
1,425	1.88%, 07/15/2013 - 07/15/2015 ◄	1,788
700	1.88%, 07/15/2019 A◄	809
2,350	2.00%, 04/15/2012 - 01/15/2016 ◄	2,903
2,100	2.13%, 01/15/2019 ◄	2,449
1,025	2.38%, 01/15/2017 ◄	1,272
975	2.50%, 07/15/2016 ◄	1,213
375	2.63%, 07/15/2017 ◄	463
800	3.00%, 07/15/2012 ◄	1,033
125	3.38%, 01/15/2012 ◄	161
200	3.50%, 01/15/2011 ◄	253
		17,193
		17,400
	Total U.S. government securities
	(cost $17,001)	$17,400

	Total long-term investments
	(cost $47,954)	$50,792

SHORT-TERM INVESTMENTS - 17.7%
	Repurchase Agreements - 17.7%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $2,604,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $2,656)
$2,604	0.23%, 10/31/2010	$2,604

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 17.7% - (continued)
	Repurchase Agreements - 17.7% - (continued)
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $1,578,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $1,609)
$1,578	0.23%, 10/31/2010		$1,578
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $7,112,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $7,254)
7,112	0.22%, 10/31/2010		7,112
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $7, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $8)
7	0.21%, 10/31/2010		7
			11,301
	Total short-term investments
	(cost $11,301)		$11,301

	Total investments
	(cost $59,255) ▲	97.0%	$62,093
	Other assets and liabilities	3.0%	1,902
	Total net assets	100.0%	$63,995

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 35.5% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The consolidated schedule of investments includes investments held by The Hartford Cayman Global Real Asset Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which primarily invests in commodity-related instruments. The Fund may invest up to 25% of its total net assets in the  Subsidiary. As of October 31, 2010, the Fund invested 9.7% of its total net assets in the Subsidiary.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $59,305 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,055
Unrealized Depreciation	(267)
Net Unrealized Appreciation	$2,788

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $801, which represents 1.25% of total net assets.

The accompanying notes are an integral part of these financial statements.

6

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2010, the aggregate value of these securities amounted to $547, which represents 0.85% of total net assets.

◄
A U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
05/2010-10/2010	75	NMDC Ltd. Warrants	$448

The aggregate value of these securities at October 31, 2010, was $469, which represents 0.73% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	JP Morgan Securities	Sell	$93	$92	11/01/2010	$(1)
Australian Dollar	JP Morgan Securities	Sell	32	32	11/04/2010	–
Australian Dollar	JP Morgan Securities	Buy	19	19	11/03/2010	–
British Pound	Westpac International	Buy	341	339	11/02/2010	2
Canadian Dollar	State Street Global Markets LLC	Buy	112	111	11/01/2010	1
Canadian Dollar	State Street Global Markets LLC	Buy	227	227	11/02/2010	–
Hong Kong Dollar	Morgan Stanley	Buy	27	27	11/01/2010	–
Japanese Yen	CS First Boston	Buy	169	168	11/04/2010	1
South African Rand	JP Morgan Securities	Buy	108	108	11/04/2010	–
South African Rand	RBS Securities	Buy	24	24	11/02/2010	–
						$3

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Real Asset Fund
Consolidated Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Total Return Swap Contracts Outstanding at October 31, 2010

			Payments				Unrealized
		Notional	received (paid)	Expiration		Market	Appreciation/
Counterparty	Reference Entity	Amount	by Fund	Date	Cost	Value ╪	(Depreciation)
Goldman Sachs	Market Vectors Gold	$288	0.04% Floating	01/31/11	$–	$8	$8
Goldman Sachs	Market Vectors Gold	224	0.05% Floating	01/31/11	–	4	4
Morgan Stanley	S&P GSCI Agriculture	127	(0.22)% Fixed	07/29/11	–	16	16
Morgan Stanley	S&P GSCI Agriculture	953	(0.22)% Fixed	08/31/11	–	118	118
Morgan Stanley	S&P GSCI Agriculture	399	(0.22)% Fixed	10/31/11	–	–	–
Morgan Stanley	S&P GSCI Energy	143	(0.15)% Fixed	07/29/11	–	–	–
Morgan Stanley	S&P GSCI Energy	881	(0.15)% Fixed	08/31/11	–	3	3
Morgan Stanley	S&P GSCI Energy	157	(0.15)% Fixed	09/30/11	–	1	1
Morgan Stanley	S&P GSCI Energy	151	(0.15)% Fixed	10/31/11	–	–	–
Morgan Stanley	S&P GSCI Industrial Metals	226	(0.20)% Fixed	07/29/11	–	4	4
Morgan Stanley	S&P GSCI Industrial Metals	992	(0.20)% Fixed	08/31/11	–	17	17
Morgan Stanley	S&P GSCI Industrial Metals	104	(0.20)% Fixed	10/31/11	–	–	–
Morgan Stanley	S&P GSCI Livestock	57	(0.23)% Fixed	07/29/11	–	(3)	(3)
Morgan Stanley	S&P GSCI Livestock	210	(0.23)% Fixed	08/31/11	–	(9)	(9)
Morgan Stanley	S&P GSCI Precious Metals	137	(0.20)% Fixed	07/29/11	–	6	6
Morgan Stanley	S&P GSCI Precious Metals	962	(0.20)% Fixed	08/31/11	–	43	43
Morgan Stanley	S&P GSCI Precious Metals	395	(0.20)% Fixed	10/31/11	–	–	–
							$208

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Global Real Asset Fund
Consolidated Investment Valuation Hierarchy Level Summary October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Aluminum	$694	$–	$694	$–
Coal & Consumable Fuels	3,339	2,248	1,091	–
Diversified Metals & Mining	5,039	2,259	2,780	–
Gold	1,764	1,280	484	–
Integrated Oil & Gas	11,782	10,410	1,372	–
Oil & Gas Exploration & Production	7,279	7,279	–	–
Oil & Gas Refining & Marketing	585	585	–	–
Precious Metals & Minerals	982	–	982	–
Steel	1,459	1,287	172	–
Total	32,923	25,348	7,575	–
U.S. Government Securities	17,400	659	16,741	–
Warrants	469	469	–	–
Short-Term Investments	11,301	–	11,301	–
Total	$62,093	$26,476	$35,617	$–
Foreign Currency Contracts*	4	–	4	–
Total Return Swaps*	220	–	220	–
Total	$224	$–	$224	$–
Liabilities:
Foreign Currency Contracts*	1	–	1	–
Total Return Swaps*	12	–	12	–
Total	$13	$–	$13	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

			Change in							Balance
	Balance	Realized	Unrealized					Transfers	Transfers	as of
	as of May	Gain	Appreciation		Net			Into	Out of	October
	28, 2010*	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	31, 2010
Assets:
Swaps	$—	$—	$—	†	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—		$—	$—	$—	$—	$—	$—

*	Commenced operations on May 28, 2010.
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $—.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Real Asset Fund
Consolidated Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $59,255)	$62,093
Cash	462
Unrealized appreciation on foreign currency contracts	4
Unrealized appreciation on swap contracts	220
Receivables:
Investment securities sold	277
Fund shares sold	4,496
Dividends and interest	101
Variation margin	2
Other assets	101
Total assets	67,756
Liabilities:
Unrealized depreciation on foreign currency contracts	1
Unrealized depreciation on swap contracts	12
Payables:
Investment securities purchased	3,684
Fund shares redeemed	33
Investment management fees	10
Administrative fees	—
Distribution fees	3
Variation margin	6
Accrued expenses	10
Other liabilities	2
Total liabilities	3,761
Net assets	$63,995
Summary of Net Assets:
Capital stock and paid-in-capital	$59,917
Accumulated undistributed net investment income	568
Accumulated net realized gain on investments and foreign currency transactions	463
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	3,047
Net assets	$63,995

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.06/$11.70
Shares outstanding	2,374
Net assets	$26,248
Class C: Net asset value per share	$11.02
Shares outstanding	785
Net assets	$8,650
Class I: Net asset value per share	$11.07
Shares outstanding	978
Net assets	$10,821
Class R3: Net asset value per share	$11.04
Shares outstanding	200
Net assets	$2,208
Class R4: Net asset value per share	$11.06
Shares outstanding	200
Net assets	$2,211
Class R5: Net asset value per share	$11.07
Shares outstanding	200
Net assets	$2,214
Class Y: Net asset value per share	$11.07
Shares outstanding	1,051
Net assets	$11,643

The accompanying notes are an integral part of these financial statements.

10

The Hartford Global Real Asset Fund
Consolidated Statement of Operations
For the Period May 28, 2010, (commencement of operations) through October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$143
Interest	54
Less: Foreign tax withheld	(11)
Total investment income	186

Expenses:
Investment management fees	161
Administrative services fees	4
Transfer agent fees	7
Distribution fees
Class A	12
Class C	18
Class R3	4
Class R4	2
Custodian fees	3
Accounting services fees	4
Registration and filing fees	32
Board of Directors' fees	1
Audit fees	6
Other expenses	13
Total expenses (before waivers and fees paid indirectly)	267
Expense waivers	(103)
Commission recapture	—
Total waivers and fees paid indirectly	(103)
Total expenses, net	164
Net Investment Income	22
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	484
Net realized gain on futures	48
Net realized gain on swap contracts	461
Net realized gain on foreign currency contracts	2
Net realized loss on other foreign currency transactions	(12)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	983
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	2,838
Net unrealized appreciation of swap contracts	208
Net unrealized appreciation of foreign currency contracts	3
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(2)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	3,047
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	4,030
Net Increase in Net Assets Resulting from Operations	$4,052

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Real Asset Fund
Consolidated Statement of Changes in Net Assets

(000’s Omitted)

For the Period
May 28, 2010*
through
October 31, 2010
Operations:
Net investment income	$22
Net realized gain on investments, other financial instruments and foreign currency transactions	983
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	3,047
Net Increase In Net Assets Resulting From Operations	4,052
Capital Share Transactions:
Class A	24,963
Class C	8,142
Class I	10,188
Class R3	2,000
Class R4	2,000
Class R5	2,000
Class Y	10,650
Net increase from capital share transactions	59,943
Net Increase In Net Assets	63,995
Net Assets:
Beginning of period	—
End of period	$63,995
Accumulated undistributed (distribution in excess of) net investment income (loss)	$568

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Global Real Asset Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the per share net asset value ("NAV") of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no

13

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued) October 31, 2010
(000’s Omitted)

assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

14

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

15

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid

16

pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

i)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

j)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

k)
Commodity-Linked Derivatives – The Fund may invest in commodity swap contracts and other commodity-linked derivative instruments. An investment in a commodity swap contract may involve the exchange of floating-rate interest or fixed rate interest payments for the total return on a commodity index. In a total return commodity swap, one party will receive the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. The adjustable or floating rate may be correlated to a base rate, such as the London Interbank Offered Rate, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher or lower rate at each swap reset date.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, prices of certain commodities, such as oil and metals, have historically tended to increase. There cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Exposure to commodity-linked derivatives is generally achieved through total return swaps, futures or options. The Fund, as shown on the Schedule of Investments, had outstanding total return swaps as of October 31, 2010.

l)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

m)
Basis for Consolidation – The Fund may invest up to 25% of its total net assets in a wholly-owned subsidiary of the Fund. The subsidiary is organized under the laws of the Cayman Islands and is consolidated in the Fund’s financial statements. All intercompany balances, revenues, and expenses have been eliminated in consolidation. The subsidiary acts as an investment vehicle in order to enter into certain investments for the Fund consistent with the investment objectives and policies specified in the Prospectus and Statement of Additional Information.

17

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued) October 31, 2010
(000’s Omitted)

n)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$4	Unrealized depreciation on foreign currency contracts	$1
Commodity Contracts	Unrealized appreciation on swap contracts	220	Unrealized depreciation on swap contracts	12

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the period May 28, 2010, (commencement of operations) through October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the period May 28, 2010, (commencement of operations) through October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$—	$—	$(22)	$—	$—	$(22)
Foreign exchange contracts	—	—	—	2	—	2
Equity contracts	—	—	—	—	8	8
Commodity contracts	—	—	70	—	453	523
Total	$—	$—	$48	$2	$461	$511

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	3	—	$3
Commodity contracts	—	—	—	—	208	208
Total	$—	$—	$—	$3	$208	$211

o)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

18

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. As of October 31, 2010, there were no outstanding futures contracts.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2010, were as follows:

Amount
Undistributed Ordinary Income	$1,081
Unrealized Appreciation *	2,997
Total Accumulated Earnings	$4,078

*
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

19

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$546
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(520)
Capital Stock and Paid-In-Capital	(26)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period May 28, 2010, (commencement of operations) through October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9500%
On next $500 million	0.9000%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

HIFSCO has voluntarily agreed to waive management fees of 0.40% of average daily net assets until May 31, 2011.

20

HIFSCO has contractually agreed to waive the management fee in an amount equal to the management fee paid to it by the Fund’s wholly owned Cayman Islands subsidiary fund. This waiver will remain in effect for as long as the Fund remains invested in that subsidiary fund.

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.025%
On next $5 billion	0.020%
Over $10 billion	0.015%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.30%	1.00%	0.70%	0.65%

From May 28, 2010, (commencement of operations) through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the period ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Period Ended
	October 31, 2010
Class A Shares	0.96	%*
Class C Shares	1.72	*
Class I Shares	0.79	*
Class R3 Shares	1.31	*
Class R4 Shares	1.01	*
Class R5 Shares	0.71	*
Class Y Shares	0.66	*

* From May 28, 2010 (commencement of operations), through October 31, 2010.

21

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

e)
Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the period ended October 31, 2010, HIFSCO received front-end load sales charges of $199 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the period May 28, 2010, (commencement of operations) through October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $7. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the period May 28, 2010, (commencement of operations) through October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. No amount was allocated to the Fund during the period May 28, 2010, (commencement of operations) through October 31, 2010. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	600
Class C	200
Class I	200
Class R3	200
Class R4	200
Class R5	200
Class Y	900

22

7.	Investment Transactions:

For the period May 28, 2010, (commencement of operations) through October 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$54,105
Sales Proceeds Excluding U.S. Government Obligations	6,635

8.	Capital Share Transactions:

The following information is for the period May 28, 2010, (commencement of operations) through October 31, 2010:

	For the Period Ended October 31, 2010
		Shares		Shares
		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	2,413	—	(39)	—	2,374
Amount	$25,372	$—	$(409)	$—	$24,963
Class C
Shares	789	—	(4)	—	785
Amount	$8,189	$—	$(47)	$—	$8,142
Class I
Shares	988	—	(10)	—	978
Amount	$10,296	$—	$(108)	$—	$10,188
Class R3
Shares	200	—	—	—	200
Amount	$2,000	$—	$—	$—	$2,000
Class R4
Shares	200	—	—	—	200
Amount	$2,000	$—	$—	$—	$2,000
Class R5
Shares	200	—	—	—	200
Amount	$2,000	$—	$—	$—	$2,000
Class Y
Shares	1,051	—	—	—	1,051
Amount	$10,650	$—	$—	$—	$10,650
Total
Shares	5,841	—	(53)	—	5,788
Amount	$60,507	$—	$(564)	$—	$59,943

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the period May 28, 2010, (commencement of operations) through October 31, 2010, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

23

The Hartford Global Real Asset Fund
Notes to Consolidated Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

24

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25

The Hartford Global Real Asset Fund
Consolidated Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

From (commencement of operations) May 28, 2010, through October 31, 2010 (E)
A(F)	$10.00	$0.01	$–	$1.05	$1.06	$–	$–	$–	$–	$1.06	$11.06
C(F)	10.00	(0.03)	–	1.05	1.02	–	–	–	–	1.02	11.02
I(F)	10.00	0.01	–	1.06	1.07	–	–	–	–	1.07	11.07
R3(F)	10.00	(0.01)	–	1.05	1.04	–	–	–	–	1.04	11.04
R4(F)	10.00	–	–	1.06	1.06	–	–	–	–	1.06	11.06
R5(F)	10.00	0.02	–	1.05	1.07	–	–	–	–	1.07	11.07
Y(F)	10.00	0.03	–	1.04	1.07	–	–	–	–	1.07	11.07

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 28, 2010.
(G)	Not annualized.
(H)	Annualized.

26

- Ratios and Supplemental Data -

Total Return(B)	Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)	Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate(D)

10.60%(G)	$26,248	1.62%(H)	0.96%(H)	0.96%(H)	0.13%(H)	20%
10.20 (G)	8,650	2.38 (H)	1.72 (H)	1.72 (H)	(0.61) (H)	–
10.70 (G)	10,821	1.45 (H)	0.79 (H)	0.79 (H)	0.33 (H)	–
10.40 (G)	2,208	2.01 (H)	1.31 (H)	1.31 (H)	(0.21) (H)	–
10.60 (G)	2,211	1.71 (H)	1.01 (H)	1.01 (H)	0.09 (H)	–
10.70 (G)	2,214	1.41 (H)	0.71 (H)	0.71 (H)	0.39 (H)	–
10.70 (G)	11,643	1.32 (H)	0.66 (H)	0.66 (H)	0.43 (H)	–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of The Hartford Global Real Asset Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related consolidated statement of operations, consolidated statement of changes in net assets, and the consolidated financial highlights for the period indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the consolidated financial position of The Hartford Global Real Asset Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the consolidated results of its operations, changes in its net assets, and the financial highlights for the period indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

28

The Hartford Global Real Asset Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

29

The Hartford Global Real Asset Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

30

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Global Real Asset Fund
Federal Tax Information (Unaudited)

The Fund made no capital gain or income distributions for the fiscal year ended October 31, 2010.

32

The Hartford Global Real Asset Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of May 28, 2010, (commencement of operations) through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 153/365 (to reflect the period of operations).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	May 28, 2010	Beginning	Ending Account	May 28, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	May 28, 2010	October 31, 2010	October 31, 2010	May 28, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A*	$1,000.00	$1,106.00	$4.24	$1,000.00	$1,016.93	$4.06	0.96%	153	365
Class C*	$1,000.00	$1,102.00	$7.58	$1,000.00	$1,013.75	$7.26	1.72	153	365
Class I*	$1,000.00	$1,107.00	$3.49	$1,000.00	$1,017.65	$3.34	0.79	153	365
Class R3*	$1,000.00	$1,104.00	$5.78	$1,000.00	$1,015.47	$5.53	1.31	153	365
Class R4*	$1,000.00	$1,106.00	$4.46	$1,000.00	$1,016.73	$4.27	1.01	153	365
Class R5*	$1,000.00	$1,107.00	$3.14	$1,000.00	$1,017.98	$3.00	0.71	153	365
Class Y*	$1,000.00	$1,107.00	$2.91	$1,000.00	$1,018.19	$2.79	0.66	153	365

*	Commenced operations on May 28, 2010.

33

The Hartford Global Real Asset Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on February 3, 2010, the Board of Directors (the “Board”) of The Hartford Global Real Asset Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve an investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and an investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the February 3, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received in-person presentations from representatives of the Advisers regarding the Fund and the proposed investment strategy.

In determining to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services to be Provided by the Advisers

The Board considered information and data concerning the nature, extent and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HIFSCO’s and Wellington Management’s organizational structure, systems and personnel. The Board considered HIFSCO’s and Wellington Management’s reputation, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds.

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of HIFSCO and Wellington Management are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HIFSCO’s representation that it did not anticipate making any material changes to HIFSCO’s and the Hartford-sponsored funds’ compliance program as a result of the addition of the Fund.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Investment Committee met with members of the proposed portfolio management team. The Board considered Wellington Management’s investment philosophy and process (and adherence to that philosophy and process), and its investment research capabilities and resources, performance record, and experience. The Board recognized that HIFSCO would be responsible for the overall management of the Fund and providing investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HIFSCO had recommended to the Board that Wellington Management be appointed as the sub-adviser to the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HIFSCO and Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management and its portfolio management team, including, for purposes of considering the investment skill and experience of Wellington Management’s asset allocation team, the composite performance of a comparable institutional strategy managed by Wellington Management. HIFSCO and Wellington Management

34

also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that while there could be no guarantee of future results, the Board was satisfied that HIFSCO and Wellington Management have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HIFSCO’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HIFSCO’s estimated profitability, the Board considered HIFSCO’s representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services provided to shareholders, and noted that HIFSCO had negotiated the sub-advisory fees with Wellington Management at arm’s-length. The Board also noted that the actual profitability of the Fund to HIFSCO and Wellington Management would depend on the growth of assets under management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, its affiliates and Wellington Management from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to Wellington Management, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and Wellington Management relating to the proposed management and sub-advisory fees and total operating expenses for the Fund. The Board also reviewed information comparing the Fund’s proposed management fees and total expenses to those of a peer universe of funds identified by Lipper Inc., an independent provider of investment company data (“Lipper”). The Board considered that HIFSCO had contractually agreed to: (i) waive 0.40% of the Fund’s management fee until May 31, 2011; (ii) limit the expenses for the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares to 1.05%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.70%, respectively, through May 31, 2011; and (iii) waive Fund fees in an amount equal to the management fee paid by the Fund’s wholly-owned Cayman Islands subsidiary for as long as the Fund remains invested in the subsidiary. The Board also considered that Wellington Management had agreed to waive 0.20% of its sub-advisory fee through May 31, 2011, but noted that HIFSCO, not the Fund, pays the sub-advisory fees to Wellington Management.

In considering the reasonableness of the Fund’s fees and total expense ratios, the Board considered that, according to the information provided by Lipper, the Fund’s proposed weighted management fees were below the Lipper peer group average and median for all asset levels, and the Fund’s estimated total expenses, less Rule 12b-1 fees, were also below the Lipper peer group average and median.

Based on these considerations, the Board concluded that the Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board reviewed the breakpoints in HIFSCO’s management fee schedule. The Board considered HIFSCO’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board also considered the breakpoints in the Fund’s sub-advisory fee schedule and how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the

35

The Hartford Global Real Asset Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

benefit of the Fund’s investors. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc., an affiliate of HIFSCO, will receive fees for fund accounting and related services from the Fund. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HIFSCO, will receive transfer agency compensation from the Fund.

The Board also considered that, as principal underwriter of the Fund, HIFSCO will receive 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO will distribute shares of the Fund and will receive compensation in that connection.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

36

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Global Research Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Global Research Fund
(formerly The Hartford Global Equity Fund)

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Global Research Fund inception 02/29/2008
(formerly The Hartford Global Equity Fund)
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 2/29/08 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

MSCI All Country World Index is a free float-adjusted market capitalization index that measures equity market performance in the global developed and emerging markets, consisting of 48 developed and emerging market country indices. This index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4) (as of 10/31/10)

	1	Since
	Year	Inception
Global Research A#	19.48%	-1.22%
Global Research A##	12.90%	-3.30%
Global Research B#	18.57%	-1.96%
Global Research B##	13.57%	-3.07%
Global Research C#	18.57%	-1.95%
Global Research C##	17.57%	-1.95%
Global Research I#	20.00%	-0.91%
Global Research R3#	19.13%	-1.53%
Global Research R4#	19.48%	-1.27%
Global Research R5#	19.77%	-1.02%
Global Research Y#	19.92%	-0.97%
MSCI All Country World Index	14.65%	-3.02%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Portfolio Managers
Cheryl M. Duckworth, CFA	Mark D. Mandel, CFA
Senior Vice President	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Global Research Fund returned 19.48%, before sales charge, for the twelve-month period ended October 31, 2010, outperforming the Fund’s benchmark, the MSCI All Country World Index, which returned 14.65% for the same period. The Fund also outperformed the 18.85% average return of the Lipper Global Multi-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets were volatile during the period due to significant macroeconomic concerns, but rebounded strongly to end the period. Strong corporate earnings, a rebound in growth in China, and robust merger and acquisition activity boosted investors’ enthusiasm for stocks, while favorable economic data helped to diminish fears of a double-dip global recession and increase investors’ appetite for risk in the latter part of the period. All ten sectors of the MSCI All Country World Index rose during the period, though sector returns within the index diverged widely. Consumer Discretionary (+29%), Materials (+25%), and

2

Industrials (+24%) rose the most while returns in Energy (+5%), Financials (+5%), and Utilities (+10%) lagged on a relative basis.

The Fund’s outperformance versus the benchmark was driven by security selection, which was positive in eight of ten sectors. Stock selection was strongest in Financials, Materials, and Information Technology while selection in Consumer Discretionary and Health Care detracted from relative performance. Sector allocation was modestly additive to relative performance due in part to our overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposure to Consumer Discretionary and underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to the Financials sector.

Top contributors to relative and absolute performance during the period included Apple (Information Technology), Huabao International Holdings (Materials), and Mosaic (Materials). Shares of consumer electronics company Apple rose after the company reported better-than-expected earnings driven by high iPhone sales. The company also benefited from the successful roll out of the iPad. Shares of Huabao International Holdings rose as the company reported strong fiscal year 2010 earnings due to strong revenue growth in its core flavors business and improvements in the firm’s operating profit margin. Shares of North American producer of potash and phosphate fertilizers Mosaic rose as BHP Billiton's bid for Mosaic competitor Potash Corp of Saskatchewan reinforced the underlying asset values of fertilizer producers. In addition, shares gained due to higher potash sales and improved phosphate prices.

The largest detractors from relative returns were Gap (Consumer Discretionary), Nestle (Consumer Staples), and Research In Motion (Information Technology). Despite reporting better-than-expected second quarter 2010 earnings, shares of U.S.-based retailer Gap fell as sales disappointed and increasing inventory levels raised concerns about potential markdown risk. Shares of Nestle appreciated on solid sales and earnings growth. Our underweight position in the stock detracted from relative returns. Shares of Research In Motion, a wireless handset manufacturer and service provider, detracted from performance due to concerns about enterprise spending on technology and increased competition from other smart phone makers. BP (Energy) was among the top detractors from absolute performance.

What is the outlook?

The uneven nature of the current economic recovery is not surprising given the depth of the downturn and its origins in excessive credit. Unlike a “normal” correction, which is often short-lived, the popping of a credit bubble can take time to unwind. The policy response to this recession, however, was both rapid and massive, helping to cushion the recession’s effects. Further, emerging economies have picked up much of the slack created by contraction among developed nations, in part due to emerging markets’ strong fiscal positions and the ongoing expansion of their middle class. We believe the recovery, in only its second year, is unlikely to falter at this stage.

The Fund invests primarily in equities securities in companies in a broad range of countries, industries and market capitalizations worldwide. The Fund’s diversified portfolio is constructed across a variety of industries, and then selecting companies in each industry that are considerate most attractive using fundamental “bottom-up” analysis. The Fund will typically maintain some representation in each major industry within its MSCI All Country World Index benchmark. The Fund ended the period most overweight in the Information Technology, Health Care, and Materials sectors and most underweight in the Industrials, Financials, and Consumer Staples sectors relative to the MSCI All Country World Index. The Fund’s largest absolute weightings were in the Financials, Information Technology, and Consumer Discretionary sectors.

Diversification by Industry
as of October 31, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.4%
Banks (Financials)	10.5
Capital Goods (Industrials)	5.5
Commercial & Professional Services (Industrials)	0.1
Consumer Durables & Apparel (Consumer Discretionary)	1.5
Consumer Services (Consumer Discretionary)	0.6
Diversified Financials (Financials)	4.4
Energy (Energy)	10.4
Food & Staples Retailing (Consumer Staples)	0.9
Food, Beverage & Tobacco (Consumer Staples)	6.6
Health Care Equipment & Services (Health Care)	2.9
Household & Personal Products (Consumer Staples)	0.3
Insurance (Financials)	2.9
Materials (Materials)	9.9
Media (Consumer Discretionary)	2.0
Other Investment Pools and Funds (Financials)	0.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.0
Real Estate (Financials)	1.0
Retailing (Consumer Discretionary)	4.3
Semiconductors & Semiconductor Equipment (Information Technology)	1.9
Software & Services (Information Technology)	7.4
Technology Hardware & Equipment (Information Technology)	4.2
Telecommunication Services (Services)	4.5
Transportation (Industrials)	2.0
Utilities (Utilities)	4.2
Short-Term Investments	1.7
Other Assets and Liabilities	0.3
Total	100.0%

3

Diversification by Country
as of October 31, 2010
Percentage of
Country	Net Assets
Australia	1.4%
Austria	0.2
Belgium	0.4
Brazil	3.4
Canada	5.1
China	1.8
Denmark	1.0
Finland	0.1
France	4.8
Germany	1.9
Hong Kong	3.3
India	1.2
Indonesia	0.4
Ireland	0.3
Israel	0.7
Italy	0.7
Japan	4.4
Jersey	0.2
Kazakhstan	0.1
Liechtenstein	0.1
Luxembourg	0.5
Malaysia	0.2
Mexico	0.6
Netherlands	1.0
Norway	0.5
Russia	0.6
Singapore	1.0
South Africa	0.4
South Korea	0.5
Spain	1.0
Sweden	0.4
Switzerland	2.1
Taiwan	0.8
Thailand	0.7
Turkey	0.2
United Kingdom	8.0
United States	47.4
Short-Term Investments	1.7
Other Assets and Liabilities	0.3
Total	100.0%

4

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.4%
	Australia - 1.4%
35	Aquarius Platinum Ltd.	$205
38	Aston Resources Ltd. ●	231
53	Karoon Gas Australia Ltd. ●	489
17	Myer Holdings Ltd.	63
3	Newcrest Mining Ltd.	105
3	Rio Tinto Ltd.	230
13	Toll Holdings Ltd.	80
5	Woolworths Ltd.	132
		1,535
	Austria - 0.2%
2	JB Hi-Fi Ltd.	37
7	OMV AG	247
		284
	Belgium - 0.4%
85	Ageas	260
75	Hansen Transmissions ●	54
5	UCB S.A.	184
		498
	Brazil - 3.4%
24	Banco do Brasil S.A.	469
37	Banco Santander Brasil S.A.	527
-	Brasil Insurance Participacoes e Administracao S.A	79
27	Cia Brasileira de Meios de Pagamentos	230
30	Companhia Energetica de Minas Gerais ADR	528
5	Cyrela Brazil Realty S.A.	66
5	Hypermarcas S.A. ●	88
34	Itau Unibanco Banco Multiplo S.A. ADR	836
3	Itau Unibanco Holding S.A. ADR ■	74
5	Lupatech S.A. ●	65
28	PDG Realty S.A.	341
2	Petroleo Brasileiro S.A. ADR	83
2	Tim Participacoes S.A. ADR	76
17	Tractebel Energia S.A.	255
7	Vale S.A. SP ADR	215
		3,932
	Canada - 5.1%
1	Agrium, Inc.	61
19	Air Canada, Inc. ●	69
14	Bank of Nova Scotia	742
4	Barrick Gold Corp.	171
4	Brookfield Asset Management, Inc.	122
5	Cameco Corp.	166
13	Canadian Natural Resources Ltd. ADR	466
58	Consolidated Thompson Iron Mining Ltd. ●	566
17	Cott Corp. ●	137
5	EnCana Corp. ADR	128
1	First Quantum Minerals Ltd.	88
3	Fortress Paper Ltd. ●	120
4	Goldcorp, Inc.	178
9	Ivanhoe Mines Ltd. ●	218
13	Kinross Gold Corp.	232
3	Magna International, Inc.	258
6	MEG Energy Corp. ■●	201
11	Methanex Corp.	312
9	National Bank of Canada	592
31	Quest Rare Minerals Ltd. ●	143
4	Semafo, Inc. ●	53
2	Sino Forest Corp. ■●	30
9	Sino Forest Corp. Class A ●	168
8	Suncor Energy, Inc.	258
2	Thomson Reuters Corp.	58
1	Toronto-Dominion Bank ADR	94
31	Uranium Participation Corp. ●	222
1	Valeant Pharmaceuticals International	35
6	Vitran Corp., Inc. ●	62
		5,950
	China - 1.8%
890	Agricultural Bank of China ●	470
5	AsiaInfo-Linkage, Inc. ●	121
7	Byd Co., Ltd.	41
1	China Petroleum & Chemical Corp. ADR	114
105	China Shanshui Cement Group	75
35	China Shenhua Energy Co., Ltd.	155
5	China Suntien Green Energy ●	2
194	Evergrande Real Estate Group Ltd.	82
38	Golden Eagle Retail Group Ltd.	101
2	Longtop Financial Technologies Ltd. ●	55
4	PetroChina Co., Ltd. ADR	435
9	Tencent Holdings Ltd.	197
4	Vanceinfo Technologies ADR ●	162
4	Zhongpin, Inc. ●	86
12	ZTE Corp.	44
		2,140
	Denmark - 1.0%
–	Alk-Abello A/S	21
4	Bank Nordik P/F ●	115
16	DSV A/S	337
2	Gronlandsbanken	135
2	H. Lundbeck A/S	33
9	Pandora A/S ●	416
–	Ringkjoebing Landbobank	42
4	Vestjysk Bank A/S	50
		1,149
	Finland - 0.1%
5	Elisa Oyj	109

	France - 4.8%
2	Accor S.A.	97
15	Alcatel - Lucent ADR	53
10	BNP Paribas	699
7	Carrefour S.A.	379
1	Electricite de France	59
5	France Telecom S.A.	119
16	Gaz de France	655
14	Groupe Danone	888
18	Peugeot S.A.	718
5	Pinault-Printemps-Redoute S.A.	769
1	Publicis Groupe	55
9	Renault S.A.	500
3	Rhodia S.A.	79
4	Safran S.A.	126
3	Sanofi-Aventis S.A. ADR	100
4	Societe Industrielle D'Aviations Latecoere S A. ●	42
2	Total S.A. ADR	90
3	Vinci S.A.	139

The accompanying notes are an integral part of these financial statements.

5

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.4% - (continued)
	France - 4.8% - (continued)
2	Vivendi S.A.	$45
		5,612
	Germany - 1.9%
7	BASF SE	499
2	Brenntag AG ●	170
9	Daimler AG	590
1	E.On AG	26
2	HeidelbergCement AG	100
1	Hochtief AG	90
1	Metro AG	48
6	Siemens AG	659
–	Stroer Out-of-Home Media AG ●	16
		2,198
	Hong Kong - 3.3%
85	AAC Acoustic Technologies	205
76	AIA Group Ltd. ●	227
16	Alibaba.com Ltd. ●	30
117	Anta Sports Products Ltd.	242
11	ASM Pacific Technology	104
72	China Green Holdings Ltd.	74
25	China Resources Power Holdings Co., Ltd.	49
26	China Yurun Food Group Ltd.	100
32	Digital China Holdings Ltd.	58
9	ENN Energy Holdings Ltd.	27
27	Evergreen International Holdings Ltd. ●	16
124	Guangdong Investment Ltd.	62
31	Henderson Land Development Co., Ltd.	221
567	Huabao International Holdings Ltd.	857
74	International Mining Machinery ●	64
139	Lilang China Co., Ltd.	218
80	Mongolian Mining Corp. ●	86
22	Nine Dragons Paper Holdings	36
305	Ontime Department Store	468
235	Oriental Watch Holdings	122
915	Rexlot Holdings Ltd.	85
152	Skyworth Digital Holdings Ltd.	89
75	Springland International Holdings Ltd. ●	63
4	Swire Pacific Ltd.	50
240	Xtep International Holdings Ltd.	200
33	Zhongsheng Group Holdings ●	85
		3,838
	India - 1.2%
4	Aban Offshore Ltd.	79
9	Bajaj Hindusthan Ltd.	24
11	Bank of India	120
8	Corp. Bank	132
28	Indian Overseas Bank	101
36	Karnataka Bank Ltd.	151
9	Reliance Industries Ltd.	220
7	Reliance Industries Ltd. GDR ■	345
33	UCO Bank	93
14	Union Bank of India	121
		1,386
	Indonesia - 0.4%
4	P.T. Telekomunikasi Indonesia ADR	164
390	PT Bumi Resources Tbk	98
191	PT XL Axiata Tbk ●	123
491	Tower Bersama Infrastructure ●	140
		525
	Ireland - 0.3%
2	CRH plc	36
59	Elan Corp. plc ADR ●	319
–	Ryanair Holdings plc ADR	6
		361
	Israel - 0.7%
15	Teva Pharmaceutical Industries Ltd. ADR	765

	Italy - 0.7%
18	Credito Emiliano S.p.A.	131
28	Enel S.p.A.	162
7	Eni S.p.A. ADR	305
15	Snam Rete Gas S.p.A.	83
114	Telecom Italia S.p.A.	140
		821
	Japan - 4.4%
15	Asahi Kasei Corp.	86
2	Astellas Pharma, Inc.	69
4	Bridgestone Corp.	68
15	Daiichi Sankyo Co., Ltd.	313
1	Disco Corp.	35
14	Eisai Co., Ltd.	468
1	Fanuc Ltd.	72
–	Inpex Corp.	427
12	Isetan Mitsukoshi Holdings Ltd.	136
9	Komatsu Ltd.	216
213	Mitsubishi UFJ Financial Group, Inc.	990
19	Mitsui & Co., Ltd.	297
25	Nippon Steel Corp.	78
–	Osaka Securities Exchange Co., Ltd.	291
8	Shin-Etsu Chemical Co., Ltd.	408
16	Shionogi & Co., Ltd.	278
39	Showa Denko K.K.	70
–	SMC Corp.	48
47	Tokyo Gas Co., Ltd.	220
17	Toyota Motor Corp.	590
		5,160
	Jersey - 0.2%
3	Randgold Resources Ltd. ADR	235

	Kazakhstan - 0.1%
4	Kazmunaigas Exploration §	72

	Liechtenstein - 0.1%
1	Verwalt & Privat-Bank AG	114

	Luxembourg - 0.5%
7	AZ Electronic Materials S.A.	29
5	Millicom International Cellular S.A.	459
2	SES Global S.A.	47
		535
	Malaysia - 0.2%
185	AirAsia Berhad ●	147
92	Masterskill Education Group	85
		232
	Mexico - 0.6%
9	America Movil S.A. de C.V. ADR	531
29	Grupo Modelo S.A.B.	163
		694

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.4% - (continued)
	Netherlands - 1.0%
4	Elsevier N.V.	$52
1	European Aeronautic Defence and Space Co. N.V.	21
18	ING Groep N.V.	197
11	ING Groep N.V. ADR	117
3	Koninklijke (Royal) KPN N.V.	57
8	SBM Offshore N.V.	172
10	Unilever N.V. CVA	311
7	VimpelCom Ltd ADR ●	100
1	Wolters Kluwer N.V.	34
		1,061
	Norway - 0.5%
24	DNB Nor ASA	332
65	Sevan Marine ASA ●	88
11	Telenor ASA	172
		592
	Russia - 0.6%
7	Mobile Telesystems OJSC ADR	162
19	OAO Gazprom Class S ADR	417
20	OAO Rosneft Oil Co. §	141
		720
	Singapore - 1.0%
126	Capitacommercial Trust	146
76	China Minzhong Food Corp., Ltd. ●	77
45	Ezra Holdings Ltd.	61
259	FJ Benjamin Holdings Ltd.	85
22	Global Logistic Properties Ltd. ●	40
23	Olam International Ltd.	57
108	Oversea-Chinese Banking Corp., Ltd.	752
		1,218
	South Africa - 0.4%
28	MTN Group Ltd.	509

	South Korea - 0.5%
1	Korea Gas Corp.	29
5	KT Corp. ADR	93
–	LG Household & Health Care Ltd.	130
–	Samsung Electronics Co., Ltd.	203
4	SK Telecom Co., Ltd. ADR	68
		523
	Spain - 1.0%
3	Abertis Infraestructuras S.A.	53
5	Almirall S.A.	44
7	Red Electrica Corporacion S.A.	352
6	Repsol YPF S.A.	159
10	Telefonica S.A.	259
4	Telefonica S.A. ADR	308
		1,175
	Sweden - 0.4%
7	Hennes & Mauritz Ab	260
2	Swedish Match Ab	49
19	Telia Ab	155
		464
	Switzerland - 2.1%
1	Bank Sarasin & Cie AG	39
1	Banque Cantonale Vaudoise	260
14	Julius Baer Group Ltd.	573
1	Kuehne & Nagel International AG	158
2	Roche Holding AG	230
9	Swiss Re	429
–	Syngenta AG	56
43	UBS AG	724
		2,469
	Taiwan - 0.8%
53	Acer, Inc.	154
31	Delta Electronics, Inc.	127
3	High Technology Computer Corp.	69
49	Hon Hai Precision Industry Co., Ltd.	185
10	MediaTek, Inc.	120
13	RichTek Technology Corp.	100
42	Synnex Technology International Corp.	103
9	Tripod Technology Corp.	35
16	WPG Holdings Co., Ltd.	29
		922
	Thailand - 0.7%
158	Bangkok Bank plc	815

	Turkey - 0.2%
2	Turkcell Iletisim Hizmetleri A.S. ADR	39
25	Turkiye Garanti Bankasi A.S.	151
		190
	United Kingdom - 8.0%
84	Aberdeen Asset Management plc	239
5	AstraZeneca plc	255
5	AstraZeneca plc ADR	263
5	BAE Systems plc	29
69	Barclays Bank plc	304
47	BG Group plc	906
14	BHP Billiton plc	499
73	BP plc	496
9	BP plc ADR	381
17	British American Tobacco plc	641
5	Britvic plc	41
2	Croda International plc	51
36	HSBC Holdings plc	379
20	Imperial Tobacco Group plc	637
8	International Power plc	55
23	Land Securities Group plc	248
53	Man Group plc	223
27	Marks & Spencer Group plc	187
15	National Grid plc	139
3	Pearson plc	48
12	Persimmon plc	64
50	Prudential plc	505
28	PureCircle Ltd. ●	58
2	Reed Elsevier Capital, Inc.	14
29	Rexam plc	146
9	Rio Tinto plc	559
14	Rolls-Royce Group plc	144
5	Severn Trent plc	114
30	Standard Chartered plc	861
4	Standard Chartered plc Rights	31
119	Vodafone Group plc	324
2	WPP plc	23
19	Xstrata plc	374
		9,238
	United States - 47.4%
9	Accenture plc	415

The accompanying notes are an integral part of these financial statements.

7

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.4% - (continued)
	United States - 47.4% - (continued)
7	ACE Ltd.	$438
2	Activision Blizzard, Inc.	29
3	ADTRAN, Inc.	106
5	Advance Automotive Parts, Inc.	356
5	Aetna, Inc.	137
2	Air Products and Chemicals, Inc.	158
4	Alkermes, Inc. ●	47
3	Alliance Data Systems Corp. ●	188
1	Allscripts Healthcare Solutions, Inc. ●	15
11	Allstate Corp.	338
8	Altria Group, Inc.	203
2	Amazon.com, Inc. ●	389
–	American Tower Corp. Class A ●	17
14	Ameriprise Financial, Inc.	735
2	Amerisource Bergen Corp.	67
1	AMETEK, Inc.	76
3	Amgen, Inc. ●	144
13	Amylin Pharmaceuticals, Inc. ●	170
7	Anadarko Petroleum Corp.	419
4	Analog Devices, Inc.	132
7	Apple, Inc. ●	2,084
5	Applied Materials, Inc.	65
11	Automatic Data Processing, Inc.	491
73	Bank of America Corp.	831
3	Baxter International, Inc.	137
9	BB&T Corp.	211
–	BE Aerospace, Inc. ●	13
1	Beckman Coulter, Inc.	48
9	BMC Software, Inc. ●	420
4	Boeing Co.	316
12	Boston Scientific Corp. ●	77
9	Broadcom Corp. Class A	378
5	Cabot Oil & Gas Corp.	152
3	Cardinal Health, Inc.	91
2	CareFusion Corp. ●	59
1	Carlisle Cos., Inc.	31
2	Caterpillar, Inc.	159
1	Cavium Networks, Inc. ●	32
10	CBS Corp. Class B	167
1	Celanese Corp.	38
3	Celgene Corp. ●	214
6	Cental Euro Distribution Corp. ●	150
5	CenterPoint Energy, Inc.	81
3	Cephalon, Inc. ●	197
6	CF Industries Holdings, Inc.	754
1	Charm Communications, Inc. ●	13
3	Chesapeake Energy Corp.	66
4	Chevron Corp.	320
3	CIGNA Corp.	113
2	Citizens & Northern Corp.	28
57	Citizens Republic Bancorp, Inc. ●	39
23	Cobalt International Energy ●	214
18	Comcast Corp. Class A	375
4	Comcast Corp. Special Class A	73
1	Compass Minerals Group, Inc.	50
12	Consol Energy, Inc.	457
1	Con-way, Inc.	28
4	Cooper Industries plc Class A	212
2	Corning, Inc.	40
5	Covenant Transport ●	39
15	Covidien plc	604
4	Crown Castle International Corp. ●	153
13	CVS/Caremark Corp.	398
5	Danaher Corp.	228
7	Delta Air Lines, Inc. ●	98
1	Devon Energy Corp.	84
2	DirecTV Class A ●	80
1	Discovery Communications, Inc. ●	30
1	Dover Corp.	44
8	Dow Chemical Co.	248
1	DreamWorks Animation SKG, Inc. ●	41
1	Eastman Chemical Co.	71
17	eBay, Inc. ●	502
2	El Paso Corp.	30
15	Eli Lilly & Co.	534
4	EMC Corp. ●	86
4	Emerson Electric Co.	213
1	Energizer Holdings, Inc. ●	75
2	EOG Resources, Inc.	196
2	EQT Corp.	75
2	Equinix, Inc. ●	183
7	Euronet Worldwide, Inc. ●	132
2	Exlservice Holdings, Inc. ●	34
2	Expeditors International of Washington, Inc.	88
17	Exxon Mobil Corp.	1,153
3	FedEx Corp.	278
4	FMC Corp.	328
7	Forest City Enterprises, Inc. Class A ●	95
13	Forest Laboratories, Inc. ●	442
3	Freeport-McMoRan Copper & Gold, Inc.	246
28	Frontier Communications Corp.	247
11	Gap, Inc.	213
3	General Dynamics Corp.	190
32	General Electric Co.	511
11	General Mills, Inc.	409
1	Genesee & Wyoming, Inc. Class A ●	61
2	Genpact Ltd. ●	39
–	Genzyme Corp. ●	11
5	Gilead Sciences, Inc. ●	185
2	Goldman Sachs Group, Inc.	351
1	Google, Inc. ●	852
7	Green Plains Renewable Energy ●	76
1	Herbalife Ltd.	64
2	Hess Corp.	100
2	Hisoft Technology International Ltd. ●	51
10	Home Depot, Inc.	323
3	Home Inns & Hotels Management, Inc. ●	161
5	Honeywell International, Inc.	222
2	Hudson Pacific Properties, Inc.	38
3	Huron Consulting Group, Inc. ●	65
3	IBM Corp.	494
2	IDEX Corp.	79
5	Illinois Tool Works, Inc.	246
3	Informatica Corp. ●	131
8	Ingersoll-Rand plc	323
28	Intel Corp.	570
8	Invesco Ltd.	193
1	Ironwood Pharmaceuticals, Inc. ●	9

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.4% - (continued)
	United States - 47.4% - (continued)
1	ITC Holdings Corp.	$90
10	J.B. Hunt Transport Services, Inc.	344
13	JDS Uniphase Corp. ●	132
10	JP Morgan Chase & Co.	361
4	Kansas City Southern ●	156
3	King Pharmaceuticals, Inc. ●	47
2	Kohl's Corp. ●	124
25	Kraft Foods, Inc.	806
20	Leap Wireless International, Inc. ●	230
12	Lender Processing Services	346
5	Liberty Global, Inc. ●	183
–	Liberty Media-Starz - Series A ●	7
3	Life Technologies Corp. ●	126
1	Lockheed Martin Corp.	73
2	Lorillard, Inc.	142
17	Lowe's Co., Inc.	360
5	LSI Corp. ●	25
2	Macy's, Inc.	39
6	Marsh & McLennan Cos., Inc.	153
–	Martin Marietta Materials, Inc.	34
13	Maxim Integrated Products, Inc.	289
4	McKesson Corp.	278
4	Medicines Co. ●	57
11	Medtronic, Inc.	386
21	Merck & Co., Inc.	764
3	MetroPCS Communications, Inc. ●	30
40	Microsoft Corp.	1,073
1	Monsanto Co.	31
2	Moog, Inc. Class A ●	88
15	Mosaic Co.	1,094
7	Mylan, Inc. ●	136
4	N.V. Energy, Inc.	50
7	National Financial Partners Corp. ●	99
3	National Oilwell Varco, Inc.	160
1	NetApp, Inc. ●	59
–	Netflix, Inc. ●	8
15	News Corp. Class A	220
14	NextEra Energy, Inc.	765
5	NII Holdings, Inc. Class B ●	198
–	NIKE, Inc. Class B	40
2	Noble Energy, Inc.	162
12	Northeast Utilities	362
3	Northrop Grumman Corp.	200
2	Occidental Petroleum Corp.	129
13	Omega Protein Corp. ●	74
1	Omnicom Group, Inc.	41
1	Onyx Pharmaceuticals, Inc. ●	37
19	Oracle Corp.	557
8	Owens-Illinois, Inc. ●	232
2	PAREXEL International Corp. ●	36
1	Parker-Hannifin Corp.	86
2	Peabody Energy Corp.	107
3	Penn National Gaming, Inc. ●	113
6	Pentair, Inc.	186
19	PepsiCo, Inc.	1,248
59	Pfizer, Inc.	1,028
5	PG&E Corp.	243
16	Philip Morris International, Inc.	942
2	Pinnacle West Capital Corp.	65
2	PNC Financial Services Group, Inc.	91
12	PPL Corp.	329
2	Praxair, Inc.	175
–	Precision Castparts Corp.	41
1	Priceline.com, Inc. ●	243
4	Principal Financial Group, Inc.	115
14	Progressive Corp.	292
1	ProLogis	19
4	QEP Resources, Inc.	144
27	Qualcomm, Inc.	1,214
11	Qwest Communications International, Inc.	69
2	Range Resources Corp.	83
1	Raytheon Co.	62
6	Red Hat, Inc. ●	235
3	Regeneron Pharmaceuticals, Inc. ●	91
7	RF Micro Devices, Inc. ●	54
1	Rigel Pharmaceuticals, Inc. ●	7
1	Rock Tenn Co. Class A	60
3	RTI International Metals, Inc. ●	82
2	Salix Pharmaceuticals Ltd. ●	68
14	Sapient Corp.	184
–	SBA Communications Corp. ●	19
3	Schlumberger Ltd.	221
1	Sempra Energy	79
1	Sherwin-Williams Co.	49
4	Skyworks Solutions, Inc. ●	98
18	Smithfield Foods, Inc. ●	295
7	Solutia, Inc. ●	124
4	Southwestern Energy Co. ●	140
6	St. Jude Medical, Inc. ●	237
1	Stanley Black & Decker, Inc.	51
19	Staples, Inc.	394
11	Steel Dynamics, Inc.	154
3	Sterling Bancorp NY	25
–	Strayer Education, Inc.	31
1	Stryker Corp.	64
5	Target Corp.	258
7	Teradata Corp. ●	279
5	Thermo Fisher Scientific, Inc. ●	280
2	Time Warner Cable, Inc.	142
2	Time Warner, Inc.	72
1	Triumph Group, Inc.	56
8	TW Telecom, Inc. ●	147
1	UGI Corp.	30
3	Ultra Petroleum Corp. ●	119
6	United Continental Holdings, Inc. ●	181
4	United Parcel Service, Inc. Class B	267
6	United Technologies Corp.	411
26	UnitedHealth Group, Inc.	951
18	Unum Group	411
16	Vantage Drilling Co. ●	28
–	Vera Bradley, Inc. ●	11
7	VeriSign, Inc. ●	235
1	Vertex Pharmaceuticals, Inc. ●	54
1	Viacom, Inc. Class B	28
1	Virgin Media, Inc.	31
3	Visa, Inc.	221
–	VMware, Inc. ●	34
12	Walt Disney Co.	441
2	Warner Chilcott plc	55
1	Watson Pharmaceuticals, Inc. ●	36

The accompanying notes are an integral part of these financial statements.

9

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.4% - (continued)
	United States - 47.4% - (continued)
1	Wellcare Health Plans, Inc. ●	$36
1	Wellpoint, Inc. ●	48
45	Wells Fargo & Co.	1,179
2	WESCO International, Inc. ●	75
40	Western Union Co.	702
1	Whiting Petroleum Corp. ●	56
1	Wynn Resorts Ltd.	79
4	Xcel Energy, Inc.	101
		54,969

	Total common stocks
	(cost $99,163)	$113,010

PREFERRED STOCKS - 0.0%
	Brazil - 0.0%
3	Banco Itau Holding	$71

	Total preferred stocks
	(cost $50)	$71

WARRANTS - 0.0%
	Canada - 0.0%
16	Quest Rare Minerals Ltd. ⌂	$–

	France - 0.0%
3	Latecoere	5

	United States - 0.0%
7	Washington Mutual, Inc. Private Placement ⌂●†	–

	Total warrants
	(cost $–)	$5

EXCHANGE TRADED FUNDS - 0.6%
	United States - 0.6%
2	Industrial Select Sector SPDR Fund	$59
7	iShares MSCI EAFE Index Fund	405
5	SPDR S&P Retail ETF	201
	Total exchange traded funds
	(cost $655)	$665
	Total long-term investments
	(cost $99,868)	$113,751

SHORT-TERM INVESTMENTS - 1.7%
	Repurchase Agreements - 1.7%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $459,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $468)
$459	0.23%, 10/31/2010	$459
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $278,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $284)
278	0.23%, 10/31/2010		278
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $1,253,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $1,278)
1,253	0.22%, 10/31/2010		1,253
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $1, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $1)
1	0.21%, 10/31/2010		1
			1,991
	Total short-term investments
	(cost $1,991)		$1,991

	Total investments
	(cost $101,859) ▲	99.7%	$115,742
	Other assets and liabilities	0.3%	299
	Total net assets	100.0%	$116,041

The accompanying notes are an integral part of these financial statements.

10

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 50.0% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $104,231 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$15,795
Unrealized Depreciation	(4,284)
Net Unrealized Appreciation	$11,511

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at October 31, 2010, rounds to zero market value and percentage of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $650, which represents 0.56% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2010, the aggregate value of these securities amounted to $213, which represents 0.18% of total net assets.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
10/2010	16	Quest Rare Minerals Ltd. Warrants	$–
04/2008	7	Washington Mutual, Inc. Private Placement Warrants	–

The aggregate value and percentage of net assets of these securities at October 31, 2010, rounds to zero.

Futures Contracts Outstanding at October 31, 2010

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
S&P 500 Mini	7	Long	12/17/2010	$413	$405	$8

*	The number of contracts does not omit 000's.

Cash of $32 was pledged as initial margin deposit for open futures contracts at October 31, 2010.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	JP Morgan Securities	Buy	$62	$62	11/03/2010	$–
Australian Dollar	JP Morgan Securities	Sell	90	89	11/01/2010	(1)
British Pound	Goldman Sachs	Buy	28	28	11/03/2010	–
British Pound	Goldman Sachs	Sell	110	110	11/03/2010	–
British Pound	State Street Global Markets LLC	Sell	13	13	11/01/2010	–
Danish Krone	RBC Dominion Securities	Sell	13	13	11/02/2010	–
Euro	Calyon Securities	Sell	4	4	11/01/2010	–
Euro	CS First Boston	Sell	34	34	11/03/2010	–
Euro	RBS Securities	Sell	23	23	11/01/2010	–
Euro	RBS Securities	Sell	68	68	11/02/2010	–
Hong Kong Dollar	JP Morgan Securities	Sell	12	12	11/02/2010	–
Hong Kong Dollar	JP Morgan Securities	Buy	19	19	11/02/2010	–
Hong Kong Dollar	Morgan Stanley	Buy	16	16	11/04/2010	–
Hong Kong Dollar	Morgan Stanley	Sell	61	61	11/01/2010	–
Indian Rupee	Deutsche Bank Securities	Sell	119	119	11/08/2010	–
Indian Rupee	JP Morgan Securities	Buy	119	119	11/08/2010	–
Japanese Yen	Brown Brothers Harriman	Sell	575	516	02/04/2011	(59)
Japanese Yen	CS First Boston	Buy	58	58	11/02/2010	–
Japanese Yen	CS First Boston	Buy	11	11	11/04/2010	–
Japanese Yen	Goldman Sachs	Buy	240	220	02/04/2011	20
Japanese Yen	Goldman Sachs	Sell	7	6	02/04/2011	(1)
Japanese Yen	Morgan Stanley	Sell	70	70	11/01/2010	–
Japanese Yen	Morgan Stanley	Sell	354	317	02/04/2011	(37)
Japanese Yen	Standard Chartered Bank	Sell	152	133	02/04/2011	(19)
Mexican New Peso	Barclay Investment	Sell	–	–	11/04/2010	–
						$(97)
╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$1,535	$231	$1,304	$–
Austria	284	–	284	–
Belgium	498	54	444	–
Brazil	3,932	3,853	–	79
Canada	5,950	5,950	–	–
China	2,140	1,445	695	–
Denmark	1,149	551	598	–
Finland	109	–	109	–
France	5,612	285	5,327	–
Germany	2,198	186	2,012	–
Hong Kong	3,838	376	3,446	16
India	1,386	345	1,041	–
Indonesia	525	304	221	–
Ireland	361	325	36	–
Israel	765	765	–	–
Italy	821	305	516	–
Japan	5,160	–	5,160	–
Jersey	235	235	–	–
Kazakhstan	72	72	–	–
Liechtenstein	114	–	114	–
Luxembourg	535	488	47	–
Malaysia	232	85	147	–
Mexico	694	694	–	–
Netherlands	1,061	217	844	–
Norway	592	–	592	–
Russia	720	720	–	–
Singapore	1,218	40	1,178	–
South Africa	509	–	509	–
South Korea	523	161	362	–
Spain	1,175	308	867	–
Sweden	464	–	464	–
Switzerland	2,469	39	2,430	–
Taiwan	922	–	922	–
Thailand	815	–	815	–
Turkey	190	39	151	–
United Kingdom	9,238	733	8,505	–
United States	54,969	54,969	–	–
Total	113,010	73,775	39,140	95
Exchange Traded Funds	665	665	–	–
Preferred Stocks	71	71	–	–
Warrants	5	5	–	–
Short-Term Investments	1,991	–	1,991	–
Total	$115,742	$74,516	$41,131	$95
Foreign Currency Contracts*	20	–	20	–
Futures*	8	8	–	–
Total	$28	$8	$20	$–
Liabilities:
Foreign Currency Contracts*	117	–	117	–
Total	$117	$–	$117	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Schedule of Investments – (continued) October 31, 2010
(000’s Omitted)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	October
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	31, 2010
Assets:
Common Stocks	$7	$(494)	$457	†	$—	$134	$(142)	$133	$—	$95
Warrants	—	—	—	†	—	—	—	—	—	—
Total	$7	$(494)	$457		$—	$134	$(142)	$133	$—	$95

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1) Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2) Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3) Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $—.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Statement of Assets and Liabilities October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $101,859)	$115,742
Cash	34	*
Foreign currency on deposit with custodian (cost $140)	140
Unrealized appreciation on foreign currency contracts	20
Receivables:
Investment securities sold	1,503
Fund shares sold	185
Dividends and interest	167
Variation margin	—
Other assets	72
Total assets	117,863
Liabilities:
Unrealized depreciation on foreign currency contracts	117
Payables:
Investment securities purchased	1,578
Fund shares redeemed	54
Investment management fees	17
Administrative fees	—
Distribution fees	5
Accrued expenses	51
Total liabilities	1,822
Net assets	$116,041
Summary of Net Assets:
Capital stock and paid-in-capital	$125,321
Accumulated undistributed net investment income	389
Accumulated net realized loss on investments and foreign currency transactions	(23,470)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	13,801
Net assets	$116,041

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.56/$10.12
Shares outstanding	4,962
Net assets	$47,429
Class B: Net asset value per share	$9.45
Shares outstanding	763
Net assets	$7,209
Class C: Net asset value per share	$9.45
Shares outstanding	1,366
Net assets	$12,910
Class I: Net asset value per share	$9.60
Shares outstanding	54
Net assets	$517
Class R3: Net asset value per share	$9.53
Shares outstanding	33
Net assets	$313
Class R4: Net asset value per share	$9.57
Shares outstanding	31
Net assets	$299
Class R5: Net asset value per share	$9.59
Shares outstanding	31
Net assets	$297
Class Y: Net asset value per share	$9.58
Shares outstanding	4,911
Net assets	$47,067

* Cash of $32 was pledged as initial margin deposit for open futures contracts at October 31, 2010.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$2,059
Interest	3
Less: Foreign tax withheld	(197)
Total investment income	1,865

Expenses:
Investment management fees	860
Administrative services fees	1
Transfer agent fees	290
Distribution fees
Class A	124
Class B	80
Class C	134
Class R3	1
Class R4	1
Custodian fees	78
Accounting services fees	15
Registration and filing fees	133
Board of Directors' fees	3
Audit fees	12
Other expenses	41
Total expenses (before waivers and fees paid indirectly)	1,773
Expense waivers	(226)
Transfer agent fee waivers	(76)
Commission recapture	(3)
Custodian fee offset	—
Total waivers and fees paid indirectly	(305)
Total expenses, net	1,468
Net Investment Income	397
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	7,300
Net realized gain on futures	19
Net realized loss on foreign currency contracts	(29)
Net realized gain on other foreign currency transactions	17
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	7,307
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	9,837
Net unrealized appreciation of futures	8
Net unrealized depreciation of foreign currency contracts	(98)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	4
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	9,751
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	17,058
Net Increase in Net Assets Resulting from Operations	$17,455

The accompanying notes are an integral part of these financial statements.

16

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$397	$50
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	7,307	(1,260)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	9,751	5,492
Net Increase In Net Assets Resulting From Operations	17,455	4,282
Distributions to Shareholders:
From net investment income
Class A	(52)	(131)
Class B	—	(1)
Class C	—	(1)
Class I	(1)	(2)
Class R3	—	(1)
Class R4	—	(2)
Class R5	—	(2)
Class Y	(18)	(3)
Total distributions	(71)	(143)
Capital Share Transactions:
Class A	(8,247)	31,553 *
Class B	(3,119)	8,540 †
Class C	(3,641)	13,780 ‡
Class I	125	77
Class R3	16	7
Class R4	9	2
Class R5	5	2
Class Y	36,428	4,803 §
Net increase from capital share transactions	21,576	58,764
Net Increase In Net Assets	38,960	62,903
Net Assets:
Beginning of period	77,081	14,178
End of period	$116,041	$77,081
Accumulated undistributed (distribution in excess of) net investment income (loss)	$389	$47

*   Includes merger activity in the amount of $46,042.
†    Includes merger activity in the amount of $9,186.
‡    Includes merger activity in the amount of $14,610.
§    Includes merger activity in the amount of $3,478.

The accompanying notes are an integral part of these financial statements.

17

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Notes to Financial Statements October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Global Research Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m.  Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are

18

significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

19

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account.

20

Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

i)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in

21

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

j)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

k)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$20	Unrealized depreciation on foreign currency contracts	$117
Equity contracts	Summary of Net Assets - Unrealized appreciation	8

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(29)	$—	$(29)
Equity contracts	—	—	19	—	—	19
Total	$—	$—	$19	$(29)	$—	$(10)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(98)	—	$(98)
Equity contracts	—	—	8	—	—	8
Total	$—	$—	$8	$(98)	$—	$(90)

m)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of

22

indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2010.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$71	$143

23

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$652
Accumulated Capital Losses *	(21,449)
Unrealized Appreciation †	11,517
Total Accumulated Deficit	$(9,280)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$16
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(16)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$7,379
2016	7,450
2017	3,887
2018	2,733
Total	$21,449

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2010, the Fund utilized $9,556 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

24

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8750%
On next $4 billion	0.8500%
On next $5 billion	0.8475%
Over $10 billion	0.8450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.45%	2.20%	2.20%	1.20%	1.65%	1.35%	1.05%	1.00%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.50%	2.25%	2.25%	1.25%	1.75%	1.50%	1.25%	1.15%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund

25

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,
	2010	2009	2008
Class A Shares	1.47%	1.58%	1.56	%*
Class B Shares	2.23	2.24	2.33	*
Class C Shares	2.23	2.38	2.34	*
Class I Shares	1.11	1.31	1.31	*
Class R3 Shares	1.71	1.89	1.90	*
Class R4 Shares	1.45	1.64	1.65	*
Class R5 Shares	1.13	1.39	1.40	*
Class Y Shares	1.06	1.29	1.30	*

* From February 29, 2008 (commencement of operations), through October 31, 2008.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $87 and contingent deferred sales charges of $18 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $3. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated

26

for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class I	30
Class R3	30
Class R4	30
Class R5	30

7.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$113,385
Sales Proceeds Excluding U.S. Government Obligations	92,950

27

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	Decrease) of	(Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,392	6	(2,371)	—	(973)	404	22	(2,271)	5,833	3,988
Amount	$12,270	$49	$(20,566)	$—	$(8,247)	$2,934	$130	$(17,553)	$46,042	$31,553
Class B
Shares	32	—	(394)	—	(362)	38	—	(116)	1,169	1,091
Amount	$276	$—	$(3,395)	$—	$(3,119)	$278	$1	$(925)	$9,186	$8,540
Class C
Shares	57	—	(485)	—	(428)	74	—	(173)	1,858	1,759
Amount	$492	$—	$(4,133)	$—	$(3,641)	$536	$1	$(1,367)	$14,610	$13,780
Class I
Shares	25	—	(11)	—	14	10	—	—	—	10
Amount	$214	$1	$(90)	$—	$125	$74	$3	$—	$—	$77
Class R3
Shares	2	—	—	—	2	1	—	—	—	1
Amount	$21	$—	$(5)	$—	$16	$6	$1	$—	$—	$7
Class R4
Shares	1	—	—	—	1	—	—	—	—	—
Amount	$9	$—	$—	$—	$9	$—	$2	$—	$—	$2
Class R5
Shares	1	—	—	—	1	—	—	—	—	—
Amount	$5	$—	$—	$—	$5	$—	$2	$—	$—	$2
Class Y
Shares	4,964	2	(709)	—	4,257	439	1	(257)	441	624
Amount	$42,464	$18	$(6,054)	$—	$36,428	$3,253	$2	$(1,930)	$3,478	$4,803
Total
Shares	6,474	8	(3,970)	—	2,512	966	23	(2,817)	9,301	7,473
Amount	$55,751	$68	$(34,243)	$—	$21,576	$7,081	$142	$(21,775)	$73,316	$58,764

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	134	$1,173
For the Year Ended October 31, 2009	17	$141

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

28

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

29

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$8.01	$0.04	$–	$1.52	$1.56	$(0.01)	$–	$–	$(0.01)	$1.55	$9.56
B	7.97	(0.03)	–	1.51	1.48	–	–	–	–	1.48	9.45
C	7.97	(0.03)	–	1.51	1.48	–	–	–	–	1.48	9.45
I	8.02	0.07	–	1.53	1.60	(0.02)	–	–	(0.02)	1.58	9.60
R3	8.00	0.02	–	1.51	1.53	–	–	–	–	1.53	9.53
R4	8.01	0.04	–	1.52	1.56	–	–	–	–	1.56	9.57
R5	8.02	0.07	–	1.51	1.58	(0.01)	–	–	(0.01)	1.57	9.59
Y	8.01	0.07	–	1.52	1.59	(0.02)	–	–	(0.02)	1.57	9.58

For the Year Ended October 31, 2009 (E)
A	6.55	0.03	–	1.50	1.53	(0.07)	–	–	(0.07)	1.46	8.01
B	6.51	(0.05)	–	1.53	1.48	(0.02)	–	–	(0.02)	1.46	7.97
C	6.51	(0.06)	–	1.54	1.48	(0.02)	–	–	(0.02)	1.46	7.97
I	6.56	0.07	–	1.47	1.54	(0.08)	–	–	(0.08)	1.46	8.02
R3	6.53	0.03	–	1.48	1.51	(0.04)	–	–	(0.04)	1.47	8.00
R4	6.54	0.04	–	1.49	1.53	(0.06)	–	–	(0.06)	1.47	8.01
R5	6.55	0.07	–	1.48	1.55	(0.08)	–	–	(0.08)	1.47	8.02
Y	6.56	0.02	–	1.52	1.54	(0.09)	–	–	(0.09)	1.45	8.01

From (commencement of operations) February 29, 2008, through October 31, 2008
A(G)	10.00	0.05	–	(3.50)	(3.45)	–	–	–	–	(3.45)	6.55
B(G)	10.00	–	–	(3.49)	(3.49)	–	–	–	–	(3.49)	6.51
C(G)	10.00	–	–	(3.49)	(3.49)	–	–	–	–	(3.49)	6.51
I(G)	10.00	0.07	–	(3.51)	(3.44)	–	–	–	–	(3.44)	6.56
R3 (G)	10.00	0.03	–	(3.50)	(3.47)	–	–	–	–	(3.47)	6.53
R4 (G)	10.00	0.04	–	(3.50)	(3.46)	–	–	–	–	(3.46)	6.54
R5 (G)	10.00	0.06	–	(3.51)	(3.45)	–	–	–	–	(3.45)	6.55
Y(G)	10.00	0.07	–	(3.51)	(3.44)	–	–	–	–	(3.44)	6.56
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)
During the year ended October 31, 2009, The Hartford Global Equity Fund incurred $50.9 million in sales associated with the transition of assets from The Hartford Global Communications Fund, The Hartford Global Financial Services Fund and The Hartford Global Technology Fund, which merged into the Fund on August 28, 2009. These sales are excluded from the portfolio turnover calculation.

(G)	Commenced operations on February 29, 2008.
(H)	Not annualized.
(I)	Annualized.

30

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

19.48%		$47,429	1.85%		1.48%		1.48%		0.48%		100%
18.57		7,209	2.72		2.24		2.24		(0.30)		–
18.57		12,910	2.52		2.23		2.23		(0.30)		–
20.00		517	1.26		1.12		1.12		0.87		–
19.13		313	1.90		1.72		1.72		0.22		–
19.48		299	1.60		1.45		1.45		0.49		–
19.77		297	1.29		1.14		1.14		0.81		–
19.92		47,067	1.21		1.07		1.07		0.91		–

23.65		47,527	2.19		1.59		1.59		0.44		217	(F)
22.89		8,964	2.83		2.24		2.24		(0.82)		–
22.91		14,297	2.67		2.39		2.39		(0.99)		–
23.97		317	1.91		1.32		1.32		1.00		–
23.36		248	2.62		1.90		1.90		0.52		–
23.70		243	2.31		1.65		1.65		0.78		–
24.05		244	2.01		1.40		1.40		1.03		–
23.85		5,241	1.51		1.30		1.30		0.26		–

(34.50	)(H)	12,746	1.92	(I)	1.56	(I)	1.56	(I)	0.78	(I)	56
(34.90	)(H)	223	2.70	(I)	2.34	(I)	2.34	(I)	0.03	(I)	–
(34.90	)(H)	225	2.71	(I)	2.34	(I)	2.34	(I)	0.02	(I)	–
(34.40	)(H)	199	1.67	(I)	1.31	(I)	1.31	(I)	1.06	(I)	–
(34.70	)(H)	196	2.36	(I)	1.90	(I)	1.90	(I)	0.47	(I)	–
(34.60	)(H)	196	2.06	(I)	1.65	(I)	1.65	(I)	0.72	(I)	–
(34.50	)(H)	196	1.76	(I)	1.40	(I)	1.40	(I)	0.97	(I)	–
(34.40	)(H)	197	1.66	(I)	1.30	(I)	1.30	(I)	1.07	(I)	–

31

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Global Research Fund (formerly known as The Hartford Global Equity Fund) (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Global Research Fund (formerly known as The Hartford Global Equity Fund) of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

32

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

33

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

34

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.009	N/A	N/A	0.009
Class I	0.022	N/A	N/A	0.022
Class R5	0.014	N/A	N/A	0.014
Class Y	0.023	N/A	N/A	0.023

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

36

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,064.72	$7.65	$1,000.00	$1,017.80	$7.48	1.47%	184	365
Class B	$1,000.00	$1,061.81	$11.54	$1,000.00	$1,014.01	$11.27	2.22	184	365
Class C	$1,000.00	$1,060.58	$11.53	$1,000.00	$1,014.01	$11.27	2.22	184	365
Class I	$1,000.00	$1,068.03	$5.32	$1,000.00	$1,020.06	$5.19	1.02	184	365
Class R3	$1,000.00	$1,063.62	$8.74	$1,000.00	$1,016.74	$8.54	1.68	184	365
Class R4	$1,000.00	$1,065.68	$7.29	$1,000.00	$1,018.15	$7.12	1.40	184	365
Class R5	$1,000.00	$1,066.87	$5.31	$1,000.00	$1,020.06	$5.19	1.02	184	365
Class Y	$1,000.00	$1,066.87	$5.42	$1,000.00	$1,019.96	$5.30	1.04	184	365

37

The Hartford Global Research Fund (formerly The Hartford Global Equity Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Global Research Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

38

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and

39

The Hartford Global Research Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class A, Class B, Class C, and Class I shares by 0.05%, Class R3 shares by 0.10%, Class R4 and Class Y shares by 0.15%, and Class R5 shares by 0.20%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

40

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

41

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Growth Allocation Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Growth Allocation Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Growth Allocation Fund inception 05/28/2004
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 5/28/04 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense  waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
Growth Allocation A#	15.60%	3.59%	4.76%
Growth Allocation A##	9.24%	2.42%	3.84%
Growth Allocation B#	14.74%	2.82%	4.01%
Growth Allocation B##	9.74%	2.46%	4.01%
Growth Allocation C#	14.75%	2.83%	4.02%
Growth Allocation C##	13.75%	2.83%	4.02%
Growth Allocation I#	15.96%	3.88%	4.99%
Growth Allocation R3#	15.21%	3.29%	4.53%
Growth Allocation R4#	15.67%	3.60%	4.77%
Growth Allocation R5#	16.06%	3.84%	4.96%
Barclays Capital U.S. Aggregate Bond Index	8.01%	6.45%	5.91%
S&P 500 Index	16.54%	1.74%	2.92%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these classes.

(2)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class A performance.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(4)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(5)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Growth Allocation Fund returned 15.60%, before sales charge, for the twelve-month period ended October 31, 2010. In comparison, the Fund’s benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.54% and 8.01%, respectively, while the average return for the Lipper Mixed-Asset Target Allocation Growth category, a group of funds with investment strategies similar to those of the Fund, was 14.68%.

Why did the Fund perform this way?

Equities ended strong for the period, up 16.5%, as measured by the performance of the S&P 500 Index. Overall, risk assets outperformed, as stocks outperformed bonds and, within fixed income, High Yield investments outperformed Investment Grade Debt.

Within U.S. equities, mid-cap stocks outperformed small- and large-cap stocks. With regard to investment style, growth outperformed value across all market caps. U.S. stocks outperformed international stocks, as Europe was hurt by the Sovereign Debt Crisis earlier in the year. However, U.S.

2

stock returns were hurt somewhat by expectations of quantitative easing, as a weakening dollar served to support international stock returns. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), as measured by the performance of the Dow Jones Wilshire Real Estate Index, posted the strongest results on a relative basis, up 42.6% for the period.

Within fixed income, U.S. Treasury yields fell over the period, as the U.S. Federal Reserve Bank signaled the possibility of a second round of quantitative easing. The 2-year Treasury note fell 55 basis points to 0.34% and the 10-year Treasury note fell 78 basis points to 2.60%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, the Commercial Mortgage-Backed Securities asset class was the top performer, while Agencies was the worst. As with equities, risk assets outperformed, with high yield asset classes such as U.S. High Yield bonds, Bank Loans, and Emerging Market debt outperforming the Barclays Capital U.S. Aggregate Bond Index.

The Fund invests in a combination of other Hartford Mutual Funds (the “Underlying Funds”) as well as certain exchange-traded funds through the implementation of a strategic asset allocation strategy. The equity component will be comprised of domestic and international equity funds, while the fixed income component will be comprised of fixed income funds investing in several asset classes of varying credit quality. Generally, the Fund’s target asset allocation is set at approximately 80% equities and 20% fixed income.

The Fund’s strategic asset allocation decisions contributed to performance. Specifically, the Fund benefited from diversification in International small-caps, Emerging Market stocks, and International REITs. The Fund also benefited from an increased allocation to Emerging Market stocks. The Fund’s structural value bias detracted from performance, as growth outperformed value during the period.

Within fixed income, the Fund benefited from exposure to Treasury Inflation-Protected Securities (TIPS), as the asset class outperformed the Barclays Capital U.S. Aggregate Bond Index. Diversification across short-term bonds, which underperformed intermediate bonds, detracted slightly from performance.

Beyond the asset allocation decision, value is also added in the selection of the underlying mutual funds that would most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in the investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds in which the Fund should invest. During the period, the underlying fund selection was mixed. Within equities, the underlying fund selection in domestic and international large-caps detracted from performance, while underlying fund selection within fixed income contributed to performance, specifically within intermediate-term bonds.

What is the outlook?

We expect global growth to remain positive in 2010, but below long-term averages. While volatility in the equity markets will likely be elevated for some time, we believe equities can appreciate further if the current risk factors stay contained and corporate revenues begin to grow to support the strong forecasted earnings over the next two years. Increased government involvement around the globe in the financial markets will most likely have an impact on performance in the short-term, as investors anticipate additional stimulus measures. Longer-term, we believe investors will shift from risk seeking to a greater focus on fundamentals.

The Fund is positioned with a bias to the value investment style, an increased allocation to both Emerging Market stocks and Emerging Market debt, and reduced exposure to International small-caps. We anticipate that value will outperform as investors shift to a more fundamental focus. In addition, value oriented companies, such as industrials and conglomerates, should benefit from weakness in the dollar. In conjunction with improved global macro fundamentals, we believe emerging markets should continue to perform well relative to developed markets, driven by a variety of factors including strong economic growth, an emerging middle class consumer, and less government debt. These factors helped support Emerging Markets performance through the Sovereign Debt Crisis earlier this year. In the near term, increased borrowing costs and significant austerity measures pose a long-term threat to a European recovery, as the region faces continued drag from heavily indebted members such as Greece and Ireland. International small-cap stocks have more individual country exposure than large-caps, and will thus likely be negatively impacted by weakness in the Euro zone. We have reduced the allocation to International small-caps in light of weak European economic news as well as expected greater volatility within the asset class.

Composition by Investments
as of October 31, 2010
Percentage of Net
Fund Name	Assets
iShares MSCI Emerging Markets Index	0.1%
Powershares DB Commodity Index Tracking	4.4
SPDR Dow Jones International Real Estate	0.7
SPDR Dow Jones REIT	0.3
State Street Bank Money Market Fund	0.1
The Hartford Capital Appreciation Fund, Class Y	15.6
The Hartford Capital Appreciation II Fund, Class Y	0.2
The Hartford Disciplined Equity Fund, Class Y	1.5
The Hartford Dividend and Growth Fund, Class Y	2.2
The Hartford Equity Income Fund, Class Y	2.2
The Hartford Fundamental Growth Fund, Class Y	1.0
The Hartford Global Growth Fund, Class Y	5.8
The Hartford Global Research Fund, Class Y	1.1
The Hartford Growth Fund, Class Y	1.6
The Hartford Growth Opportunities Fund, Class Y	4.9
The Hartford Inflation Plus Fund, Class Y	7.3
The Hartford International Opportunities Fund, Class Y	4.6
The Hartford International Small Company Fund, Class Y	5.1
The Hartford MidCap Fund, Class Y	0.6
The Hartford MidCap Value Fund, Class Y	1.2
The Hartford Short Duration Fund, Class Y	4.0
The Hartford Small Company Fund, Class Y	6.3
The Hartford Small/Mid Cap Equity Fund, Class Y	2.1
The Hartford SmallCap Growth Fund, Class Y	2.8
The Hartford Total Return Bond Fund, Class Y	8.7
The Hartford Value Fund, Class Y	14.4
The Hartford Value Opportunities Fund, Class Y	1.1
Other Assets and Liabilities	0.1
Total	100.0%

3

The Hartford Growth Allocation Fund
Schedule of Investments October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 94.3%
EQUITY FUNDS - 74.3%
3,088	The Hartford Capital Appreciation Fund, Class Y●		$108,479
97	The Hartford Capital Appreciation II Fund, Class Y●		1,291
875	The Hartford Disciplined Equity Fund, Class Y		10,724
852	The Hartford Dividend and Growth Fund, Class Y		15,496
1,286	The Hartford Equity Income Fund, Class Y		15,508
658	The Hartford Fundamental Growth Fund, Class Y		7,294
2,626	The Hartford Global Growth Fund, Class Y		40,097
783	The Hartford Global Research Fund, Class Y		7,503
654	The Hartford Growth Fund, Class Y		10,998
1,310	The Hartford Growth Opportunities Fund, Class Y		33,983
2,084	The Hartford International Opportunities Fund, Class Y		31,660
2,767	The Hartford International Small Company Fund, Class Y		35,308
201	The Hartford MidCap Fund, Class Y●		4,439
717	The Hartford MidCap Value Fund, Class Y		8,049
2,287	The Hartford Small Company Fund, Class Y●		43,469
1,498	The Hartford Small/Mid Cap Equity Fund, Class Y●		14,376
690	The Hartford SmallCap Growth Fund, Class Y●		19,688
9,469	The Hartford Value Fund, Class Y		100,092
623	The Hartford Value Opportunities Fund, Class Y		7,793
	Total equity funds
	(cost $550,906)		$516,247

FIXED INCOME FUNDS - 20.0%
4,093	The Hartford Inflation Plus Fund, Class Y		$50,471
2,798	The Hartford Short Duration Fund, Class Y		27,560
5,574	The Hartford Total Return Bond Fund, Class Y		60,421
	Total fixed income funds
	(cost $131,298)		$138,452

	Total investments in affiliated investment companies
	(cost $682,204)		$654,699

EXCHANGE TRADED FUNDS - 5.5%
17	iShares MSCI Emerging Markets Index		$782
1,199	Powershares DB Commodity Index Tracking Fund ●		30,202
127	SPDR Dow Jones International Real Estate		5,130
30	SPDR Dow Jones REIT		1,785
	Total exchange traded funds
	(cost $35,512)		$37,899

	Total long-term investments
	(cost $717,716)		$692,598

SHORT-TERM INVESTMENTS - 0.1%
	Investment Pools and Funds - 0.1%
500	State Street Bank Money Market Fund		$500

	Total short-term investments
	(cost $500)		$500

	Total investments
	(cost $718,216) ▲	99.9%	$693,098
	Other assets and liabilities	0.1%	926
	Total net assets	100.0%	$694,024

The accompanying notes are an integral part of these financial statements.

4

Note:   Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $719,319 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$26,331
Unrealized Depreciation	(52,552)
Net Unrealized Depreciation	$(26,221)

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Growth Allocation Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$654,699	$654,699	$–	$–
Exchange Traded Funds	37,899	37,899	–	–
Short-Term Investments	500	500	–	–
Total	$693,098	$693,098	$–	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Growth Allocation Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $36,012)	$38,399
Investments in underlying affiliated funds, at market value (cost $682,204)	654,699
Receivables:
Investment securities sold	391
Fund shares sold	655
Dividends and interest	1,557
Other assets	65
Total assets	695,766
Liabilities:
Payables:
Investment securities purchased	502
Fund shares redeemed	1,015
Investment management fees	15
Administrative fees	1
Distribution fees	61
Accrued expenses	148
Total liabilities	1,742
Net assets	$694,024
Summary of Net Assets:
Capital stock and paid-in-capital	$750,346
Accumulated undistributed net investment income	347
Accumulated net realized loss on investments	(31,551)
Unrealized depreciation of investments	(25,118)
Net assets	$694,024

Shares authorized	400,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.01/$11.65
Shares outstanding	36,835
Net assets	$405,386
Class B: Net asset value per share	$10.90
Shares outstanding	8,535
Net assets	$93,002
Class C: Net asset value per share	$10.89
Shares outstanding	15,398
Net assets	$167,745
Class I: Net asset value per share	$10.97
Shares outstanding	274
Net assets	$3,005
Class R3: Net asset value per share	$10.87
Shares outstanding	581
Net assets	$6,314
Class R4: Net asset value per share	$10.95
Shares outstanding	1,254
Net assets	$13,734
Class R5: Net asset value per share	$11.02
Shares outstanding	439
Net assets	$4,838

The accompanying notes are an integral part of these financial statements.

7

The Hartford Growth Allocation Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$218
Dividends from underlying affiliated funds	8,272
Total investment income	8,490

Expenses:
Investment management fees	917
Administrative services fees	29
Transfer agent fees	1,116
Distribution fees
Class A	966
Class B	943
Class C	1,634
Class R3	16
Class R4	30
Custodian fees	1
Accounting services fees	80
Registration and filing fees	111
Board of Directors' fees	15
Audit fees	21
Other expenses	117
Total expenses	5,996
Transfer agent fee waivers	—
Total	—
Total expenses, net	5,996
Net Investment Income	2,494
Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(19,574)
Net Realized Loss on Investments	(19,574)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	110,997
Net Changes in Unrealized Appreciation of Investments	110,997
Net Gain on Investments	91,423
Net Increase in Net Assets Resulting from Operations	$93,917

The accompanying notes are an integral part of these financial statements.

8

The Hartford Growth Allocation Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$2,494	$6,525
Net realized loss on investments	(19,574)	(11,426)
Net unrealized appreciation of investments	110,997	92,975
Net Increase In Net Assets Resulting From Operations	93,917	88,074
Distributions to Shareholders:
From net investment income
Class A	(2,252)	(6,850)
Class B	—	(892)
Class C	—	(1,564)
Class I	(24)	(34)
Class R3	(10)	(1)
Class R4	(73)	(131)
Class R5	(40)	(78)
From net realized gain on investments
Class A	—	(7,321)
Class B	—	(2,009)
Class C	—	(3,308)
Class I	—	(29)
Class R3	—	(1)
Class R4	—	(122)
Class R5	—	(66)
Total distributions	(2,399)	(22,406)
Capital Share Transactions:
Class A	(14,387)	(389)
Class B	(15,123)	(4,589)
Class C	(14,945)	(3,865)
Class I	330	814
Class R3	4,715	914
Class R4	1,521	4,434
Class R5	(873)	1,567
Net decrease from capital share transactions	(38,762)	(1,114)
Net Increase In Net Assets	52,756	64,554
Net Assets:
Beginning of period	641,268	576,714
End of period	$694,024	$641,268
Accumulated undistributed (distribution in excess of) net investment income (loss)	$347	$252

The accompanying notes are an integral part of these financial statements.

9

The Hartford Growth Allocation Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Growth Allocation Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

10

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

11

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010.

12

Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$2,399	$9,550
Long-Term Capital Gains *	—	12,856

* The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$347
Accumulated Capital Losses *	(30,448)
Unrealized Depreciation †	(26,221)
Total Accumulated Deficit	$(56,322)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$10,823
2018	19,625
Total	$30,448

13

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.50%	2.25%	2.25%	1.25%	1.70%	1.40%	1.10%

14

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5
1.50%	2.25%	2.25%	1.25%	1.81%	1.51%	1.21%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $2,366 and contingent deferred sales charges of $234 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $93. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

15

The Hartford Growth Allocation Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

5.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$152,078
Sales Proceeds Excluding U.S. Government Obligations	191,925

6.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	9
Class R5	10

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	6,550	216	(8,207)	—	(1,441)	8,739	1,812	(10,645)	—	(94)
Amount	$67,393	$2,202	$(83,982)	$—	$(14,387)	$72,072	$13,786	$(86,247)	$—	$(389)
Class B
Shares	124	—	(1,606)	—	(1,482)	1,124	372	(2,054)	—	(558)
Amount	$1,271	$—	$(16,394)	$—	$(15,123)	$9,071	$2,803	$(16,463)	$—	$(4,589)
Class C
Shares	2,479	—	(3,992)	—	(1,513)	3,853	587	(5,044)	—	(604)
Amount	$25,354	$—	$(40,299)	$—	$(14,945)	$31,960	$4,413	$(40,238)	$—	$(3,865)
Class I
Shares	165	2	(137)	—	30	119	8	(36)	—	91
Amount	$1,707	$19	$(1,396)	$—	$330	$1,056	$63	$(305)	$—	$814
Class R3
Shares	578	1	(112)	—	467	135	—	(27)	—	108
Amount	$5,858	$10	$(1,153)	$—	$4,715	$1,143	$2	$(231)	$—	$914
Class R4
Shares	363	7	(228)	—	142	676	34	(162)	—	548
Amount	$3,754	$73	$(2,306)	$—	$1,521	$5,433	$253	$(1,252)	$—	$4,434
Class R5
Shares	127	4	(218)	—	(87)	246	19	(78)	—	187
Amount	$1,306	$40	$(2,219)	$—	$(873)	$1,988	$144	$(565)	$—	$1,567
Total
Shares	10,386	230	(14,500)	—	(3,884)	14,892	2,832	(18,046)	—	(322)
Amount	$106,643	$2,344	$(147,749)	$—	$(38,762)	$122,723	$21,464	$(145,301)	$—	$(1,114)

16

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	131	$1,361
For the Year Ended October 31, 2009	136	$1,107

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

9.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

17

The Hartford Growth Allocation Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$9.58	$0.07	$–	$1.42	$1.49	$(0.06)	$–	$–	$(0.06)	$1.43	$11.01
B	9.50	(0.01)	–	1.41	1.40	–	–	–	–	1.40	10.90
C	9.49	(0.01)	–	1.41	1.40	–	–	–	–	1.40	10.89
I	9.55	0.10	–	1.42	1.52	(0.10)	–	–	(0.10)	1.42	10.97
R3	9.50	0.03	–	1.41	1.44	(0.07)	–	–	(0.07)	1.37	10.87
R4	9.53	0.07	–	1.42	1.49	(0.07)	–	–	(0.07)	1.42	10.95
R5	9.58	0.10	–	1.43	1.53	(0.09)	–	–	(0.09)	1.44	11.02

For the Year Ended October 31, 2009 (E)
A	8.58	0.12	–	1.24	1.36	(0.17)	(0.19)	–	(0.36)	1.00	9.58
B	8.48	0.06	–	1.23	1.29	(0.08)	(0.19)	–	(0.27)	1.02	9.50
C	8.48	0.06	–	1.23	1.29	(0.09)	(0.19)	–	(0.28)	1.01	9.49
I	8.57	0.14	–	1.25	1.39	(0.22)	(0.19)	–	(0.41)	0.98	9.55
R3	8.51	0.03	–	1.30	1.33	(0.15)	(0.19)	–	(0.34)	0.99	9.50
R4	8.56	0.10	–	1.25	1.35	(0.19)	(0.19)	–	(0.38)	0.97	9.53
R5	8.60	0.13	–	1.25	1.38	(0.21)	(0.19)	–	(0.40)	0.98	9.58

For the Year Ended October 31, 2008
A	14.51	0.14	–	(4.81)	(4.67)	(0.47)	(0.79)	–	(1.26)	(5.93)	8.58
B	14.37	0.03	–	(4.74)	(4.71)	(0.39)	(0.79)	–	(1.18)	(5.89)	8.48
C	14.37	0.04	–	(4.75)	(4.71)	(0.39)	(0.79)	–	(1.18)	(5.89)	8.48
I	14.49	0.37	–	(4.98)	(4.61)	(0.52)	(0.79)	–	(1.31)	(5.92)	8.57
R3	14.46	0.18	–	(4.87)	(4.69)	(0.47)	(0.79)	–	(1.26)	(5.95)	8.51
R4	14.51	0.43	–	(5.08)	(4.65)	(0.51)	(0.79)	–	(1.30)	(5.95)	8.56
R5	14.54	0.46	–	(5.09)	(4.63)	(0.52)	(0.79)	–	(1.31)	(5.94)	8.60

For the Year Ended October 31, 2007
A	12.66	0.14	–	2.23	2.37	(0.24)	(0.28)	–	(0.52)	1.85	14.51
B	12.57	0.04	–	2.21	2.25	(0.17)	(0.28)	–	(0.45)	1.80	14.37
C	12.57	0.05	–	2.20	2.25	(0.17)	(0.28)	–	(0.45)	1.80	14.37
I	12.67	0.26	–	2.14	2.40	(0.30)	(0.28)	–	(0.58)	1.82	14.49
R3 (F)	12.59	(0.02)	–	1.89	1.87	–	–	–	–	1.87	14.46
R4 (F)	12.59	–	–	1.92	1.92	–	–	–	–	1.92	14.51
R5 (F)	12.59	–	–	1.95	1.95	–	–	–	–	1.95	14.54

For the Year Ended October 31, 2006
A	11.27	0.07	–	1.46	1.53	(0.13)	(0.01)	–	(0.14)	1.39	12.66
B	11.19	0.03	–	1.42	1.45	(0.06)	(0.01)	–	(0.07)	1.38	12.57
C	11.19	0.03	–	1.42	1.45	(0.06)	(0.01)	–	(0.07)	1.38	12.57
I(I)	12.16	(0.01)	–	0.52	0.51	–	–	–	–	0.51	12.67
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on December 22, 2006.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on August 31, 2006.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

15.60%		$405,386	0.61%		0.61%		0.61%		0.67%		23%
14.74		93,002	1.41		1.41		1.41		(0.13)		–
14.75		167,745	1.34		1.34		1.34		(0.07)		–
15.96		3,005	0.27		0.27		0.27		1.02		–
15.21		6,314	0.90		0.90		0.90		0.35		–
15.67		13,734	0.59		0.59		0.59		0.66		–
16.06		4,838	0.29		0.29		0.29		0.98		–

17.06		366,509	0.68		0.68		0.68		1.45		7
16.13		95,176	1.51		1.44		1.44		0.70		–
16.10		160,530	1.43		1.43		1.43		0.72		–
17.47		2,335	0.28		0.28		0.28		1.70		–
16.76		1,081	1.00		1.00		1.00		0.35		–
16.96		10,597	0.61		0.61		0.61		1.22		–
17.38		5,040	0.31		0.31		0.31		1.62		–

(35.00)		329,312	0.59		0.59		0.59		1.06		13
(35.52)		89,717	1.41		1.41		1.41		0.26		–
(35.50)		148,584	1.34		1.34		1.34		0.34		–
(34.75)		1,310	0.23		0.23		0.23		0.97		–
(35.32)		49	1.06		1.06		1.06		0.34		–
(34.95)		4,825	0.59		0.59		0.59		0.17		–
(34.78)		2,917	0.30		0.30		0.30		0.63		–

19.35		503,345	0.60		0.60		0.60		0.93		39
18.40		143,140	1.41		1.32		1.32		0.22		–
18.44		238,997	1.34		1.31		1.31		0.25		–
19.71		804	0.23		0.23		0.23		0.58		–
14.85	(G)	53	0.95	(H)	0.93	(H)	0.93	(H)	(0.26	) (H)	–
15.25	(G)	325	0.66	(H)	0.65	(H)	0.65	(H)	(0.01	) (H)	–
15.49	(G)	782	0.38	(H)	0.38	(H)	0.38	(H)	0.25	(H)	–

13.64		370,088	0.69		0.67		0.67		0.49		13
12.96		107,818	1.51		1.32		1.32		(0.15)		–
12.96		181,434	1.44		1.32		1.32		(0.16)		–
4.19	(G)	10	0.66	(H)	0.42	(H)	0.42	(H)	0.16	(H)	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Growth Allocation Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Growth Allocation Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

20

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Growth Allocation Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)	Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

22

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Growth Allocation Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	11.12%
Other Direct Federal Obligations*	0.29%
Other Securities	88.59%
Total	100.00%

DRD†	100.00%
QDI‡	100.00%
QII§	55.00%

*	The income received from federal obligations.
†	Income distributions, taxable as dividend income which qualify for deduction by corporations.
‡
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.059	N/A	N/A	0.059
Class I	0.096	N/A	N/A	0.096
Class R3	0.069	N/A	N/A	0.069
Class R4	0.068	N/A	N/A	0.068
Class R5	0.091	N/A	N/A	0.091

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

24

The Hartford Growth Allocation Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,029.06	$3.12	$1,000.00	$1,022.13	$3.11	0.61%	184	365
Class B	$1,000.00	$1,024.47	$7.14	$1,000.00	$1,018.15	$7.12	1.40	184	365
Class C	$1,000.00	$1,024.47	$6.79	$1,000.00	$1,018.50	$6.77	1.33	184	365
Class I	$1,000.00	$1,029.97	$1.38	$1,000.00	$1,023.84	$1.38	0.27	184	365
Class R3	$1,000.00	$1,026.41	$4.55	$1,000.00	$1,020.72	$4.53	0.89	184	365
Class R4	$1,000.00	$1,029.17	$2.97	$1,000.00	$1,022.28	$2.96	0.58	184	365
Class R5	$1,000.00	$1,030.86	$1.43	$1,000.00	$1,023.79	$1.43	0.28	184	365

25

The Hartford Growth Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Growth Allocation Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

27

The Hartford Growth Allocation Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, and Class R5 shares by 0.11%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information

28

provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.
The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford High Yield Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford High Yield Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford High Yield Fund inception 09/30/1998
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks high current income. Growth of capital is a secondary objective.

Performance Overview(1) 10/31/00 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Corporate High-Yield Bond Index is an unmanaged  broad-based market-value-weighted index that tracks the total return performance  of non-investment grade, fixed-rate, publicly placed, dollar denominated and  nonconvertible debt registered with the SEC.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the  redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	10
	Year	Year	Year
High Yield A#	19.14%	7.42%	6.14%
High Yield A##	13.78%	6.43%	5.66%
High Yield B#	18.17%	6.63%	NA*
High Yield B##	13.17%	6.34%	NA*
High Yield C#	18.38%	6.64%	5.41%
High Yield C##	17.38%	6.64%	5.41%
High Yield I#	19.63%	7.69%	6.28%
High Yield R3#	18.70%	7.30%	6.28%
High Yield R4#	19.20%	7.58%	6.42%
High Yield R5#	19.51%	7.77%	6.51%
High Yield Y#	19.47%	7.83%	6.54%
Barclays Capital U.S. Corporate High-Yield Bond Index	19.35%	9.06%	8.57%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Class I shares commenced operations on 5/31/07. Performance prior to 5/31/07 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Managers
Carlos Feged, CFA	James Serhant, CFA
Senior Vice President	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford High Yield Fund returned 19.14%, before sales charge, for the twelve-month period ended October 31, 2010. In comparison, the Fund’s benchmark, the Barclays Capital U.S. High-Yield Corporate Bond Index, returned 19.35%, while the average return of the Lipper High Current Yield Funds category, a group of funds with investment strategies similar to those of the Fund, was 17.99%.

Why did the Fund perform this way?

The High Yield market performed well over the twelve-month period ending October 31, 2010, with the benchmark up 19.4%. This return was in the context of a strong rally in risky assets, with U.S. stocks up 16.5% (S&P 500 Index) to 26.6% (Russell 2000 Index) and a 31% decline in the CBOE Volatility Index (a key measure of market expectations of near-term volatility conveyed by option prices).

2

High yield bonds outpaced nearly all major fixed income asset classes, including the Barclays Capital Global Emerging Markets Index, up 16.0%, the Barclays Capital U.S. Corporate Bond Index, up 11.6%, the Barclays Capital U.S. Aggregate Bond Index, up 8.0% and the Barclays Capital U.S. Treasury Index, up 7.2%.

On an industry basis, the high yield bond market was led by the Financial Sector for the second straight year with a 31.9% return, driven primarily by the subordinated bonds of distressed companies in the Financial Sector being tendered or exchanged at a premium to where they were valued at the end of last year. Basic Industries, Consumer Cyclicals, Communications and Transportation credits all posted returns in the 20% area, while Capital Goods, Consumer Non-Cyclicals and Energy credits lagged the market. Utilities were the worst performing sector, up just 11.6% as the prospect of Cap and Trade legislation loomed like a dark cloud over the sector.

The Fund benefited from strong security selection in the Consumer Cyclical sector and the Communications sector, which was partially offset by disappointing results in the Financial and Basic Industry sectors. Within Consumer Cyclicals, the Fund benefited from exceptionally strong security selection in the Automotive sector. The holding company bonds of United Components (an after-market auto parts manufacturer) contributed positively to benchmark-relative performance. In addition, the term loan of Lear Corporation, which we invested in prior to the company’s bankruptcy, was a positive driver of performance as the Fund realized significant gains as the company restructured and emerged from bankruptcy. Our underweight (i.e. the Fund’s sector position was less than the benchmark position) to Financials did detract from performance, in particular our avoidance of the subordinated debt instruments of distressed financials such as Royal Bank of Scotland, iStar Financial and American International Group.

What is the outlook?

We think the high yield bond market could have moderate returns over the next twelve-months in the absence of a wave of new supply in the market. However, if the leveraged buyout (LBO) machine does ramp up, we think technicals could quickly move from a tail-wind to a head-wind, not to mention the usual uptick in idiosyncratic risk associated with leveraged recapitalizations.

We think the best way to position for our view of corporate re-leveraging activity is to continue to seek out shorter duration bonds, own covenants where we can buy additional protection and seek some exposure to convertible bonds. We also think triple-C rated securities continue to look reasonably attractive, given their shorter duration, a likely improving economic outlook, and potential for early bond take-outs and ratings upgrades.

Distribution by Credit Quality
as of October 31, 2010
Percentage of
Credit Rating *	Net Assets
Baa / BBB	1.0
Ba / BB	13.4
B	51.8
Caa / CCC or Lower	28.9
Unrated	0.6
Cash	1.7
Other Assets & Liabilities	2.6
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long-term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes cash-like instruments and other short-term instruments.

Diversification by Security Type
as of October 31, 2010
Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	0.0%
Call Options Purchased	0.0
Common Stocks	0.0
Corporate Bonds: Investment Grade	1.0
Corporate Bonds: Non-Investment Grade	89.7
Preferred Stocks	0.0
Put Options Purchased	0.0
Senior Floating Rate Interests: Non-Investment Grade	5.0
Warrants	0.0
Short-Term Investments	1.7
Other Assets and Liabilities	2.6
Total	100.0%

3

Diversification by Industry
as of October 31, 2010
Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	4.6%
Administrative Waste Management and Remediation	0.5
Agriculture, Forestry, Fishing and Hunting	1.0
Air Transportation	0.7
Apparel Manufacturing	0.6
Arts, Entertainment and Recreation	9.7
Chemical Manufacturing	2.6
Computer and Electronic Product Manufacturing	3.2
Construction	0.9
Educational Services	0.3
Fabricated Metal Product Manufacturing	0.6
Finance and Insurance	14.0
Food Manufacturing	1.4
Food Services	0.4
Health Care and Social Assistance	6.4
Information	12.6
Machinery Manufacturing	0.8
Mining	0.9
Miscellaneous Manufacturing	1.3
Motor Vehicle & Parts Manufacturing	2.6
Paper Manufacturing	1.8
Petroleum and Coal Products Manufacturing	8.7
Pipeline Transportation	1.2
Plastics and Rubber Products Manufacturing	0.9
Primary Metal Manufacturing	0.6
Printing and Related Support Activities	0.4
Professional, Scientific and Technical Services	3.2
Real Estate and Rental and Leasing	2.0
Retail Trade	5.2
Textile Product Mills	0.3
Truck Transportation	1.3
Utilities	3.5
Water Transportation	0.9
Wholesale Trade	0.6
Other Securities
Automobiles & Components	0.0
Food, Beverage & Tobacco	0.0
Foreign Currency Option Contract	0.0
Software & Services	0.0
Short-Term Investments	1.7
Other Assets and Liabilities	2.6
Total	100.0%

4

The Hartford High Yield Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
	Finance and Insurance - 0.0%
	Soundview NIM Trust
$920	0.00%, 12/25/2036 ⌂●	$–

	Total asset & commercial mortgage backed securities
	(cost $916)	$–

CORPORATE BONDS: INVESTMENT GRADE - 1.0%
	Computer and Electronic Product Manufacturing - 0.6%
	Seagate Technology International
$2,130	10.00%, 05/01/2014 ■	$2,599

	Information - 0.4%
	Qwest Corp.
1,773	7.25%, 10/15/2035	1,795

	Total corporate bonds: investment grade
	(cost $3,767)	$4,394

CORPORATE BONDS: NON-INVESTMENT GRADE - 89.7%
	Accommodation and Food Services - 4.6%
	Harrah's Operating Co., Inc.
$1,220	10.75%, 02/01/2016	$1,109
985	11.25%, 06/01/2017	1,088
	Marina District Finance Co., Inc.
1,250	9.50%, 10/15/2015 ■	1,233
	MGM Mirage, Inc.
6,682	11.13%, 11/15/2017	7,684
	MGM Resorts International
7,595	11.38%, 03/01/2018	7,880
	Wynn Las Vegas LLC
1,680	7.75%, 08/15/2020 ■	1,823
		20,817
	Administrative Waste Management and Remediation - 0.5%
	Bankrate, Inc.
1,014	11.75%, 07/15/2015 ■	1,108
	EnergySolutions, Inc.
1,265	10.75%, 08/15/2018 ■	1,382
		2,490
	Agriculture, Forestry, Fishing and Hunting - 1.0%
	American Seafood Group LLC
1,970	10.75%, 05/15/2016 ■	2,059
1,090	15.00%, 05/15/2017 ■‡	946
	Weyerhaeuser Co.
1,621	7.38%, 03/15/2032	1,644
		4,649
	Air Transportation - 0.7%
	AMGH Merger Sub, Inc.
740	9.25%, 11/01/2018 ■	766
	Continental Airlines, Inc.
1,677	7.37%, 12/15/2015	1,677
	United Air Lines, Inc.
910	9.88%, 08/01/2013 ■	1,001
		3,444
	Apparel Manufacturing - 0.6%
	Quiksilver, Inc.
2,720	6.88%, 04/15/2015	2,652

	Arts, Entertainment and Recreation - 8.2%
	Cenveo, Inc.
1,487	10.50%, 08/15/2016 ■	1,534
	Clear Channel Worldwide Holdings, Inc.
1,577	9.25%, 12/15/2017	1,723
	Downstream Development Authority
1,280	12.00%, 10/15/2015 ■	1,232
	FireKeepers Development Authority
4,173	13.88%, 05/01/2015 ■	4,893
	First Data Corp.
5,662	10.55%, 09/24/2015	4,735
	Knight Ridder, Inc.
2,256	5.75%, 09/01/2017	1,554
5,330	6.88%, 03/15/2029	3,011
	Marquee Holdings, Inc.
2,742	9.51%, 08/15/2014	2,269
	McClatchy Co.
2,110	11.50%, 02/15/2017	2,260
	Regal Entertainment Group
1,000	9.13%, 08/15/2018	1,064
	TL Acquisitions, Inc.
2,238	13.25%, 07/15/2015 ■	2,367
	Univision Communications, Inc.
365	7.88%, 11/01/2020 ■	383
	UPC Germany GMBH
1,640	8.13%, 12/01/2017 ■	1,718
	Virgin Media Finance plc
1,645	9.50%, 08/15/2016	1,869
	XM Satellite Radio, Inc.
1,845	7.63%, 11/01/2018 ■	1,896
4,314	13.00%, 08/01/2013 ■	5,144
		37,652
	Chemical Manufacturing - 2.6%
	Eastman Kodak Co.
1,635	9.75%, 03/01/2018 ■	1,621
	Ferro Corp.
2,600	7.88%, 08/15/2018	2,766
	Hexion U.S. Finance Corp.
1,286	9.00%, 11/15/2020 ■☼	1,337
	Ineos Group Holdings plc
2,225	8.50%, 02/15/2016 ■	2,025
	Lyondell Chemical Co.
3,795	11.00%, 05/01/2018	4,250
		11,999
	Computer and Electronic Product Manufacturing - 2.6%
	Advanced Micro Devices, Inc.
1,614	8.13%, 12/15/2017	1,743
	Jabil Circuit, Inc.
448	5.63%, 12/15/2020	448
683	8.25%, 03/15/2018	801
	Magnachip Semiconductor
1,520	10.50%, 04/15/2018 ■	1,630
	Nextel Communications, Inc.
825	6.88%, 10/31/2013	831
1,290	7.38%, 08/01/2015	1,295

The accompanying notes are an integral part of these financial statements.

5

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 89.7% - (continued)
	Computer and Electronic Product Manufacturing - 2.6% - (continued)
	Sorenson Communications
$1,909	10.50%, 02/01/2015 ■	$1,157
	Stratus Technologies, Inc.
1,359	12.00%, 03/29/2015 ⌂	1,142
	Triumph Group, Inc.
1,215	8.63%, 07/15/2018	1,337
	Viasystems, Inc.
1,214	12.00%, 01/15/2015 ■	1,358
		11,742
	Construction - 0.9%
	D.R. Horton, Inc.
1,225	6.50%, 04/15/2016	1,245
	KB Home & Broad Home Corp.
1,410	6.25%, 06/15/2015	1,359
	Pulte Homes, Inc.
1,881	7.88%, 06/15/2032	1,721
		4,325
	Educational Services - 0.3%
	Laureate Education, Inc.
1,440	10.00%, 08/15/2015 ■	1,476

	Fabricated Metal Product Manufacturing - 0.6%
	BWAY Holding Co.
1,130	10.00%, 06/15/2018 ■	1,232
	Hillman Group, Inc.
1,445	10.88%, 06/01/2018 ■	1,546
		2,778
	Finance and Insurance - 13.2%
	Ally Financial, Inc.
1,475	7.50%, 09/15/2020 ■	1,593
4,929	8.00%, 03/15/2020 ■	5,447
	American General Finance Corp.
15,485	6.90%, 12/15/2017	12,891
	CB Richard Ellis Service
1,475	11.63%, 06/15/2017	1,718
	CIT Group, Inc.
16,247	7.00%, 05/01/2017	16,166
	Ford Motor Credit Co.
4,084	12.00%, 05/15/2015	5,235
	GMAC LLC
2,463	7.00%, 02/01/2012	2,555
	Host Hotels & Resorts L.P.
1,560	9.00%, 05/15/2017	1,759
	Hub International Holdings, Inc.
1,627	9.00%, 12/15/2014 ■	1,641
	Icahn Enterprises L.P.
2,190	7.75%, 01/15/2016	2,250
	Liberty Mutual Group, Inc.
2,180	10.75%, 06/15/2058 ■	2,703
	Pinafore LLC
1,065	9.00%, 10/01/2018 ■	1,140
	Provident Funding Associates
2,150	10.25%, 04/15/2017 ■	2,236
	Vantage Drilling Co.
605	11.50%, 08/01/2015 ■	641
	Viking Acquisition, Inc.
370	9.25%, 11/01/2018 ■	370
	Yankee Acquisition Corp.
1,750	9.75%, 02/15/2017	1,825
		60,170
	Food Manufacturing - 1.4%
	Dole Food Co., Inc.
2,410	13.88%, 03/15/2014	2,973
	Smithfield Foods, Inc.
2,811	10.00%, 07/15/2014 ■	3,240
		6,213
	Food Services - 0.4%
	Landry's Restaurants, Inc.
1,520	11.63%, 12/01/2015	1,630

	Health Care and Social Assistance - 6.1%
	Alere, Inc.
1,105	7.88%, 02/01/2016	1,157
656	9.00%, 05/15/2016	700
	Biomet, Inc.
2,210	10.38%, 10/15/2017	2,464
	HCA, Inc.
5,270	7.50%, 11/15/2095	4,216
769	8.36%, 04/15/2024	755
1,469	8.50%, 04/15/2019	1,653
4,875	9.25%, 11/15/2016	5,277
	IASIS Healthcare Capital Corp.
2,065	8.75%, 06/15/2014	2,114
	LifePoint Hospitals, Inc.
1,409	6.63%, 10/01/2020 ■	1,483
	Rite Aid Corp.
1,930	10.25%, 10/15/2019	2,056
	Select Medical Corp.
2,656	7.63%, 02/01/2015	2,693
	Valeant Pharmaceuticals International
2,200	7.00%, 10/01/2020 ■	2,310
	Warner Chilcott, Inc.
1,190	7.75%, 09/15/2018 ■	1,238
		28,116
	Information - 10.7%
	Charter Communications Holdings II LLC
2,579	13.50%, 11/30/2016	3,088
	Charter Communications Operating LLC
2,752	10.88%, 09/15/2014 ■	3,137
	Citizens Communications Co.
2,680	7.88%, 01/15/2027	2,801
	Clearwire Corp.
1,570	12.00%, 12/01/2015 ■	1,739
	CSC Holdings LLC
1,720	8.50%, 04/15/2014	1,918
	Evertec, Inc.
1,470	11.00%, 10/01/2018 ■	1,481
	Frontier Communications
957	8.25%, 04/15/2017	1,091
	GXS Worldwide, Inc.
1,740	9.75%, 06/15/2015	1,797
	Intelsat Bermuda Ltd.
1,231	11.50%, 02/04/2017	1,316
	Intelsat Intermediate Holdings Ltd.
4,673	9.50%, 02/01/2015	4,860

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 89.7% - (continued)
	Information - 10.7% - (continued)
	Intelsat Jackson Holdings Ltd.
$5,172	11.50%, 06/15/2016	$5,625
	Level 3 Financing, Inc.
6,084	10.00%, 02/01/2018	5,825
	MetroPCS Wireless, Inc.
1,590	9.25%, 11/01/2014	1,665
	Sprint Capital Corp.
2,843	8.75%, 03/15/2032	3,120
	Trilogy International Partners LLC
2,060	10.25%, 08/15/2016 ■	2,014
	Videotron Ltee
1,887	9.13%, 04/15/2018	2,125
	West Corp.
1,220	9.50%, 10/15/2014	1,278
	Wind Acquisition Finance S.A.
1,570	11.75%, 07/15/2017 ■	1,790
	Windstream Corp.
2,255	8.63%, 08/01/2016	2,396
		49,066
	Machinery Manufacturing - 0.8%
	Case New Holland, Inc.
1,130	7.75%, 09/01/2013	1,235
835	7.88%, 12/01/2017 ■	933
	Goodman Global, Inc.
1,457	13.50%, 02/15/2016	1,604
		3,772
	Mining - 0.9%
	Consol Energy, Inc.
1,219	8.00%, 04/01/2017 ■	1,335
	FMG Resources Pty Ltd.
1,071	7.00%, 11/01/2015 ■	1,098
	International Coal Group, Inc.
1,619	9.13%, 04/01/2018	1,764
		4,197
	Miscellaneous Manufacturing - 1.3%
	BE Aerospace, Inc.
1,285	6.88%, 10/01/2020	1,366
	Reynolds Group Issuer, Inc.
1,156	7.13%, 04/15/2019 ■	1,205
1,835	9.00%, 04/15/2019 ■	1,906
	Transdigm, Inc.
1,385	7.75%, 07/15/2014	1,423
		5,900
	Motor Vehicle & Parts Manufacturing - 2.6%
	Accuride Corp.
1,585	9.50%, 08/01/2018 ■‡	1,728
	Cooper-Standard Automotive, Inc.
1,850	8.50%, 05/01/2018 ■	1,982
	ESCO Corp.
1,608	8.63%, 12/15/2013 ■	1,656
	Ford Motor Co.
2,529	9.22%, 09/15/2021	2,959
	UCI Holdco, Inc.
3,726	9.25%, 12/15/2013 Δ	3,678
		12,003
	Paper Manufacturing - 1.8%
	Appleton Papers, Inc.
1,413	11.25%, 12/15/2015 ■	1,067
	Clearwater Paper Corp.
720	7.13%, 11/01/2018 ■	752
	Domtar Corp.
2,320	10.75%, 06/01/2017	2,909
	Georgia-Pacific LLC
1,480	8.25%, 05/01/2016 ■	1,698
	Westvaco Corp.
1,469	8.20%, 01/15/2030 ╦	1,592
		8,018
	Petroleum and Coal Products Manufacturing - 8.5%
	Alon Refinancing Krotz Springs, Inc.
1,661	13.50%, 10/15/2014	1,619
	Bill Barrett Corp.
1,399	9.88%, 07/15/2016	1,539
	Chaparral Energy, Inc.
1,215	9.88%, 10/01/2020 ■	1,279
	Chesapeake Energy Corp.
3,026	9.50%, 02/15/2015	3,510
	Continental Resources, Inc.
2,325	7.13%, 04/01/2021 ■	2,511
	Crosstex Energy L.P.
1,520	8.88%, 02/15/2018	1,642
	Denbury Resources, Inc.
1,325	9.75%, 03/01/2016	1,501
	Drummond Co., Inc.
1,645	9.00%, 10/15/2014 ■	1,760
	Exco Resources, Inc.
1,725	7.50%, 09/15/2018	1,699
	Ferrellgas Partners L.P.
1,125	9.13%, 10/01/2017	1,243
	Gibson Energy
1,300	10.00%, 01/15/2018	1,319
	Headwaters, Inc.
1,530	11.38%, 11/01/2014	1,622
	Key Energy Services, Inc.
1,635	8.38%, 12/01/2014	1,751
	Linn Energy LLC
2,175	11.75%, 05/15/2017	2,523
	Opti Canada, Inc.
1,536	8.25%, 12/15/2014	1,164
	Plains Exploration & Production Co.
2,229	10.00%, 03/01/2016	2,544
	Regency Energy Partners L.P.
1,525	9.38%, 06/01/2016	1,708
	Rosetta Resources, Inc.
1,577	9.50%, 04/15/2018	1,644
	Sandridge Energy, Inc.
1,637	8.63%, 04/01/2015	1,674
	Star Gas Partners L.P.
644	10.25%, 02/15/2013	655
	Targa Resources Partners
1,516	11.25%, 07/15/2017	1,758
	Western Refining, Inc.
2,287	11.25%, 06/15/2017 ■	2,333
		38,998
	Pipeline Transportation - 1.2%
	Dynegy Holdings, Inc.
2,480	7.75%, 06/01/2019	1,693

The accompanying notes are an integral part of these financial statements.

7

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 89.7% - (continued)
	Pipeline Transportation - 1.2% - (continued)
	El Paso Corp.
$1,665	7.80%, 08/01/2031	$1,781
	Energy Transfer Equity L.P.
1,680	7.50%, 10/15/2020	1,831
		5,305
	Plastics and Rubber Products Manufacturing - 0.9%
	Associated Materials, Inc.
1,100	9.13%, 11/01/2017 ■	1,155
	Plastipak Holdings, Inc.
1,163	10.63%, 08/15/2019 ■	1,291
	Solo Cup Co.
887	8.50%, 02/15/2014	798
	Titan International, Inc.
915	7.88%, 10/01/2017 ■	952
		4,196
	Primary Metal Manufacturing - 0.6%
	Novelis, Inc.
2,190	11.50%, 02/15/2015	2,540

	Printing and Related Support Activities - 0.4%
	Harland Clarke Holdings
1,825	9.50%, 05/15/2015	1,743

	Professional, Scientific and Technical Services - 3.2%
	Affinion Group, Inc.
1,130	10.13%, 10/15/2013	1,160
6,593	11.50%, 10/15/2015	6,989
4,494	11.63%, 11/15/2015 ■	4,623
	Global Geophysical Services, Inc.
1,637	10.50%, 05/01/2017	1,653
		14,425
	Real Estate and Rental and Leasing - 2.0%
	Ashtead Capital, Inc.
1,927	9.00%, 08/15/2016 ■	2,028
	Avis Budget Car Rental LLC
1,700	9.63%, 03/15/2018	1,827
	Hertz Corp.
815	8.88%, 01/01/2014	837
	Maxim Crane Works L.P.
1,720	12.25%, 04/15/2015 ■	1,608
	Realogy Corp.
1,327	11.75%, 04/15/2014	1,180
	Rent-A-Center, Inc.
555	6.63%, 11/15/2020 ■	561
	United Rentals NA, Inc.
1,235	8.38%, 09/15/2020	1,254
		9,295
	Retail Trade - 5.0%
	Building Materials Corp.
670	6.88%, 08/15/2018 ■	670
1,595	7.50%, 03/15/2020 ■	1,631
	Dollar General Corp.
3,986	11.88%, 07/15/2017	4,703
	Easton-Bell Sports, Inc.
1,386	9.75%, 12/01/2016	1,517
	Great Atlantic & Pacific Tea Co., Inc.
2,520	11.38%, 08/01/2015 ■	1,852
	J.C. Penney Co., Inc.
2,005	7.63%, 03/01/2097	1,810
	Macys, Inc.
1,450	6.90%, 04/01/2029	1,446
	Michaels Stores, Inc.
1,940	11.38%, 11/01/2016	2,139
	Nebraska Book Co.
1,730	10.00%, 12/01/2011	1,754
	Sears Holdings Corp.
2,175	6.63%, 10/15/2018 ■	2,170
	Supervalu, Inc.
2,276	8.00%, 05/01/2016	2,313
	Toys R Us, Inc.
925	7.38%, 09/01/2016 ■	963
		22,968
	Textile Product Mills - 0.3%
	Interface, Inc.
1,085	11.38%, 11/01/2013	1,259

	Truck Transportation - 0.8%
	Swift Transportation Co., Inc.
3,625	12.50%, 05/15/2017 ■	3,752

	Utilities - 3.5%
	AES Corp.
1,483	9.75%, 04/15/2016 ‡	1,724
	Calpine Corp.
2,150	7.88%, 07/31/2020 ■	2,252
	Edison Mission Energy
5,653	7.00%, 05/15/2017	4,169
	Energy Future Holdings Corp.
404	11.25%, 11/01/2017	238
	Energy Future Intermediate Holding Co. LLC
965	10.00%, 12/01/2020	1,011
	NRG Energy, Inc.
3,552	8.50%, 06/15/2019	3,801
	Reliant Energy, Inc.
1,167	9.24%, 07/02/2017	1,232
	Texas Competitive Electric Co.
2,425	10.25%, 11/01/2015	1,503
		15,930
	Water Transportation - 0.9%
	Royal Caribbean Cruises Ltd.
1,810	11.88%, 07/15/2015	2,262
	Ship Finance International Ltd.
1,700	8.50%, 12/15/2013	1,728
		3,990
	Wholesale Trade - 0.6%
	Spectrum Brands, Inc.
2,300	12.00%, 08/28/2019	2,546

	Total corporate bonds: non-investment grade
	(cost $386,134)	$410,056

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 5.0%
	Arts, Entertainment and Recreation - 1.5%
	AMC Entertainment Holdings, Inc.
$3,480	5.29%, 06/13/2012 ±	$3,402
	Chester Downs and Marina LLC
857	12.38%, 07/31/2016 ±	869
	Postmedia Network, Inc.
1,079	9.00%, 06/13/2016 ±	1,091
	Six Flags, Inc.
1,586	9.50%, 12/31/2016 ±☼	1,638
		7,000
	Finance and Insurance - 0.8%
	Nuveen Investments, Inc.
3,523	12.50%, 07/31/2015 ±☼	3,819

	Health Care and Social Assistance - 0.3%
	IASIS Healthcare Capital Corp.
1,404	5.54%, 06/13/2014 ±	1,358

	Information - 1.5%
	Level 3 Communications Corp.
4,056	11.50%, 03/13/2014 ±	4,380
	WideOpenWest Finance LLC
2,825	6.51%, 06/29/2015 ±	2,514
		6,894
	Petroleum and Coal Products Manufacturing - 0.2%
	Turbo Beta Ltd.
1,319	14.50%, 03/12/2018 ±⌂	818

	Retail Trade - 0.2%
	Easton-Bell Sports, Inc.
710	11.50%, 12/31/2015 ±⌂	692

	Truck Transportation - 0.5%
	Swift Transportation Co., Inc.
2,125	8.25%, 05/10/2014 ±☼	2,096

	Total senior floating rate interests: non-investment grade
	(cost $22,176)	$22,677
Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.0%
	Foreign Currency Option Contract - 0.0%
	AUD/USD/MXN Binary
360	Expiration: 12/06/2010 и	$–

	Total call options purchased
	(cost $36)	$–

PUT OPTIONS PURCHASED - 0.0%
	Foreign Currency Option Contract - 0.0%
	AUD/MXN Currency Swaption
4,145	Expiration: 12/16/2010, Exercise Price: 10.50
	(AUD/MXN)	$3

	Total put options purchased
	(cost $80)	$3

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 0.0%
	Automobiles & Components - 0.0%
–	Lear Corp. ●		$3

	Software & Services - 0.0%
20	Stratus Technologies, Inc. ⌂†		–

	Total common stocks
	(cost $–)		$3

PREFERRED STOCKS - 0.0%
	Software & Services - 0.0%
4	Stratus Technologies, Inc. ⌂†		$–

	Total preferred stocks
	(cost $–)		$–

WARRANTS - 0.0%
	Food, Beverage & Tobacco - 0.0%
1	ASG ■		$136

	Total warrants
	(cost $32)		$136

	Total long-term investments
	(cost $413,141)		$437,269

SHORT-TERM INVESTMENTS - 1.7%
	Investment Pools and Funds - 1.7%
	JP Morgan U.S. Government Money
7,743	Market Fund		$7,743

	Total short-term investments
	(cost $7,743)		$7,743

	Total investments
	(cost $420,884) ▲	97.4%	$445,012
	Other assets and liabilities	2.6%	11,868
	Total net assets	100.0%	$456,880

The accompanying notes are an integral part of these financial statements.

9

The Hartford High Yield Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 4.0% of total net assets at October 31, 2010.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $421,506 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$27,033
Unrealized Depreciation	(3,527)
Net Unrealized Appreciation	$23,506

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at October 31, 2010, rounds to zero market value and percentage of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $128,556, which represents 28.14% of total net assets.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2010 was $2,281.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2010.

♦
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments of principal from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays principal cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts.

И
This security has exercise limitations. It can only be exercised on expiration date, provided that two conditions are met: the Australian Dollar exchange rate is less than 0.805 and the Mexican Peso exchange rate is less than 12.55. If these conditions are not met, the option cannot be exercised.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
09/2010	$710	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	$699
02/2007	$920	Soundview NIM Trust, 0.00%, 12/25/2036 - 144A	916
03/2010	4	Stratus Technologies, Inc. Preferred Stock	–
03/2010	20	Stratus Technologies, Inc. Common Stock	–
03/2010 - 07/2010	$1,359	Stratus Technologies, Inc., 12.00%, 03/29/2015 - 144A	1,296
06/2008 - 08/2010	$1,319	Turbo Beta Ltd., 14.50%, 03/12/2018	1,319

The aggregate value of these securities at October 31, 2010, was $2,652, which represents 0.58% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Japanese Yen	JP Morgan Securities	Buy	$13,330	$12,700	01/04/2011	$630
Japanese Yen	JP Morgan Securities	Sell	13,330	12,561	01/04/2011	(769)
						$(139)

The accompanying notes are an integral part of these financial statements.

10

Credit Default Swap Contracts Outstanding at October 31, 2010

								Unrealized
		Notional	Buy/Sell	(Pay)/Receive	Expiration		Market	Appreciation/
Counterparty	Reference Entity	Amount	Protection	Fixed Rate	Date	Cost	Value ╪	(Depreciation)
JP Morgan Chase	JC Penney Co., Inc.	$1,850	Buy	1.00%	12/20/15	$123	$159	$36

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

11

The Hartford High Yield Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$–	$–	$–	$–
Call Options Purchased	–	–	–	–
Common Stocks ‡	3	3	–	–
Corporate Bonds: Investment Grade	4,394	–	4,394	–
Corporate Bonds: Non-Investment Grade	410,056	–	407,561	2,495
Preferred Stocks	–	–	–	–
Put Options Purchased	3	3	–	–
Senior Floating Rate Interests: Non-Investment Grade	22,677	–	22,677	–
Warrants	136	136	–	–
Short-Term Investments	7,743	7,743	–	–
Total	$445,012	$7,885	$434,632	$2,495
Credit Default Swaps *	36	–	36	–
Foreign Currency Contracts *	630	–	630	–
Total	$666	$–	$666	$–
Liabilities:
Foreign Currency Contracts *	769	–	769	–
Total	$769	$–	$769	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	October
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	31, 2010
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$(1	)†	$1	$—	$—	$—	$—	$—
Common Stocks	—	—	—	‡	—	—	—	—	—	—
Corporate Bonds and Senior Floating Rate Interests	2,121	2,252	(1,458	)§	85	1,371	(7,072)	6,091	(895)	2,495
Options Purchased	—	—	(36	) **	—	36	—	—	—	—
Total	$2,121	$2,252	$(1,495)		$86	$1,407	$(7,072)	$6,091	$(895)	$2,495

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $(1).
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $—.
§	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $208.
**	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $(36).

The accompanying notes are an integral part of these financial statements.

12

The Hartford High Yield Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $420,884)	$445,012
Cash	960
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	630
Unrealized appreciation on swap contracts	36
Receivables:
Investment securities sold	13,723
Fund shares sold	1,088
Dividends and interest	10,002
Swap premiums paid	123
Total assets	471,574
Liabilities:
Unrealized depreciation on foreign currency contracts	769
Payables:
Investment securities purchased	12,840
Fund shares redeemed	498
Investment management fees	52
Dividends	372
Administrative fees	—
Distribution fees	29
Accrued expenses	78
Other liabilities	56
Total liabilities	14,694
Net assets	$456,880
Summary of Net Assets:
Capital stock and paid-in-capital	$494,639
Accumulated undistributed net investment income	305
Accumulated net realized loss on investments and foreign currency transactions	(62,089)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	24,025
Net assets	$456,880

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$7.37/$7.72
Shares outstanding	38,640
Net assets	$284,606
Class B: Net asset value per share	$7.34
Shares outstanding	2,714
Net assets	$19,919
Class C: Net asset value per share	$7.35
Shares outstanding	11,639
Net assets	$85,523
Class I: Net asset value per share	$7.39
Shares outstanding	2,855
Net assets	$21,098
Class R3: Net asset value per share	$7.36
Shares outstanding	50
Net assets	$371
Class R4: Net asset value per share	$7.37
Shares outstanding	43
Net assets	$318
Class R5: Net asset value per share	$7.37
Shares outstanding	67
Net assets	$492
Class Y: Net asset value per share	$7.36
Shares outstanding	6,051
Net assets	$44,553

The accompanying notes are an integral part of these financial statements.

13

The Hartford High Yield Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$9
Interest	36,246
Total investment income	36,255

Expenses:
Investment management fees	2,637
Administrative services fees	1
Transfer agent fees	509
Distribution fees
Class A	572
Class B	208
Class C	635
Class R3	1
Class R4	—
Custodian fees	26
Accounting services fees	68
Registration and filing fees	110
Board of Directors' fees	10
Audit fees	14
Other expenses	91
Total expenses (before waivers and fees paid indirectly)	4,882
Expense waivers	(23)
Transfer agent fee waivers	—
Custodian fee offset	—
Total waivers and fees paid indirectly	(23)
Total expenses, net	4,859
Net Investment Income	31,396
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	36,230
Net realized loss on swap contracts	(2)
Net realized gain on foreign currency contracts	—
Net realized gain on other foreign currency transactions	—
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	36,228
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(731)
Net unrealized appreciation of swap contracts	36
Net unrealized depreciation of foreign currency contracts	(139)
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(834)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	35,394
Net Increase in Net Assets Resulting from Operations	$66,790

The accompanying notes are an integral part of these financial statements.

14

The Hartford High Yield Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$31,396	$24,075
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	36,228	(17,887)
Net unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(834)	76,444
Net Increase In Net Assets Resulting From Operations	66,790	82,632
Distributions to Shareholders:
From net investment income
Class A	(19,351)	(15,580)
Class B	(1,631)	(1,856)
Class C	(4,937)	(3,270)
Class I	(841)	(207)
Class R3	(21)	(6)
Class R4	(9)	(1)
Class R5	(21)	(1)
Class Y	(4,713)	(3,239)
Total distributions	(31,524)	(24,160)
Capital Share Transactions:
Class A	60,875	48,076
Class B	(4,728)	836
Class C	27,975	21,632
Class I	17,782	681
Class R3	182	131
Class R4	289	7
Class R5	458	1
Class Y	(9,832)	27,761
Net increase from capital share transactions	93,001	99,125
Net Increase In Net Assets	128,267	157,597
Net Assets:
Beginning of period	328,613	171,016
End of period	$456,880	$328,613
Accumulated undistributed (distribution in excess of) net investment income (loss)	$305	$428

The accompanying notes are an integral part of these financial statements.

15

The Hartford High Yield Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford High Yield Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the

16

security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

17

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a

18

repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund had no outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid

19

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2010.

j)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

k)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

l)
Prepayment/Interest Rate Risks – Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage backed securities and certain asset backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. These mandatory prepayment conditions and the possibility of significant economic incentives for the Borrower to repay, may cause prepayments of senior floating rate interests. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

The market value of senior floating rate interests and debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

m)
Credit Default Swaps – The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise

20

exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund is also subject to counterparty credit risk. Both credit and counterparty risks are mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of October 31, 2010.

n)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

o)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign	630	Unrealized depreciation on foreign	769
	currency contracts		currency contracts
Foreign exchange contracts	Investments in securities, at value	3
	(Purchased Options), Market Value
Credit contracts	Unrealized appreciation on swap	36
	contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

21

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$—	$—	$—
Credit contracts	—	—	—	—	(2)	(2)
Total	$—	$—	$—	$—	$(2)	$(2)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	(113)	—	(139)	—	$(252)
Credit contracts	—	—	—	—	36	36
Total	$—	$(113)	$—	$(139)	$36	$(216)

p)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying security or currency. The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of October 31, 2010. There were no transactions involving written option contracts during the year ended October 31, 2010.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income

22

and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$31,625	$23,916

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$550
Accumulated Capital Losses *	(61,467)
Unrealized Appreciation †	23,543
Total Accumulated Deficit	$(37,374)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$5
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(5)

23

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2011	$18,008
2014	3,595
2016	21,761
2017	18,103
Total	$61,467

As of October 31, 2010, the Fund utilized $35,808 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee (1)
On first $500 million	0.70%
On next $500 million	0.65%
On next $4 billion	0.60%
On next $5 billion	0.58%
Over $10 billion	0.57%

24

(1)
Effective November 1, 2010, HIFSCO has voluntarily agreed to reduce its contractual investment management fees by 0.05% on the first $1 billion of average daily net assets. The new schedule will be as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.65%
On next $4.5 billion	0.60%
On next $5 billion	0.58%
Over $10 billion	0.57%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.20%	1.95%	1.95%	0.95%	1.45%	1.15%	0.85%	0.80%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.20%	1.95%	1.95%	0.95%	1.45%	1.15%	0.95%	0.95%

Effective November 1, 2010, HIFSCO agreed to revise the voluntary limit on total operating expenses for the Fund, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses. The new expense limitation is as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.05%	1.80%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

25

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	1.20%	1.15%	1.15%	1.15%		1.20%
Class B Shares	1.95	1.80	1.87	1.90		1.94
Class C Shares	1.89	1.90	1.90	1.83		1.89
Class I Shares	0.88	0.86	0.82	0.75	*
Class R3 Shares	1.45	1.40	1.40	1.40	†
Class R4 Shares	1.15	1.10	1.10	1.10	†
Class R5 Shares	0.88	0.89	0.90	0.85	†
Class Y Shares	0.79	0.79	0.79	0.67		0.73

*	From May 31, 2007 (commencement of operations), through October 31, 2007.
†	From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $890 and contingent deferred sales charges of $34 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $19. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

26

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

6.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	12
Class R5	16
Class Y	14

7.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$592,889
Sales Proceeds Excluding U.S. Government Obligations	513,555

27

The Hartford High Yield Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	29,211	2,371	(23,000)	—	8,582	25,318	2,293	(18,806)	—	8,805
Amount	$205,374	$16,755	$(161,254)	$—	$60,875	$141,209	$13,526	$(106,659)	$—	$48,076
Class B
Shares	490	193	(1,360)	—	(677)	1,352	251	(1,448)	—	155
Amount	$3,441	$1,352	$(9,521)	$—	$(4,728)	$7,685	$1,461	$(8,310)	$—	$836
Class C
Shares	7,314	533	(3,920)	—	3,927	6,444	402	(3,058)	—	3,788
Amount	$51,604	$3,759	$(27,388)	$—	$27,975	$36,466	$2,380	$(17,214)	$—	$21,632
Class I
Shares	4,495	58	(2,005)	—	2,548	716	27	(577)	—	166
Amount	$31,671	$411	$(14,300)	$—	$17,782	$4,326	$163	$(3,808)	$—	$681
Class R3
Shares	33	3	(11)	—	25	25	1	(4)	—	22
Amount	$238	$20	$(76)	$—	$182	$154	$6	$(29)	$—	$131
Class R4
Shares	52	1	(13)	—	40	1	1	—	—	2
Amount	$373	$9	$(93)	$—	$289	$6	$1	$—	$—	$7
Class R5
Shares	65	2	(2)	—	65	—	1	—	—	1
Amount	$454	$18	$(14)	$—	$458	$—	$1	$—	$—	$1
Class Y
Shares	3,103	451	(4,866)	—	(1,312)	5,701	527	(1,289)	—	4,939
Amount	$22,015	$3,179	$(35,026)	$—	$(9,832)	$32,480	$3,106	$(7,825)	$—	$27,761
Total
Shares	44,763	3,612	(35,177)	—	13,198	39,557	3,503	(25,182)	—	17,878
Amount	$315,170	$25,503	$(247,672)	$—	$93,001	$222,326	$20,644	$(143,845)	$—	$99,125
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	391	$2,763
For the Year Ended October 31, 2009	318	$1,860

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

28

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

29

The Hartford High Yield Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
A	$6.73	$0.59	$–	$0.65	$1.24	$(0.60)	$–	$–	$(0.60)	$0.64	$7.37
B	6.71	0.54	–	0.64	1.18	(0.55)	–	–	(0.55)	0.63	7.34
C	6.71	0.54	–	0.65	1.19	(0.55)	–	–	(0.55)	0.64	7.35
I	6.74	0.61	–	0.66	1.27	(0.62)	–	–	(0.62)	0.65	7.39
R3	6.73	0.56	–	0.65	1.21	(0.58)	–	–	(0.58)	0.63	7.36
R4	6.73	0.59	–	0.65	1.24	(0.60)	–	–	(0.60)	0.64	7.37
R5	6.73	0.61	–	0.65	1.26	(0.62)	–	–	(0.62)	0.64	7.37
Y	6.73	0.62	–	0.64	1.26	(0.63)	–	–	(0.63)	0.63	7.36

For the Year Ended October 31, 2009
A	5.52	0.59	–	1.22	1.81	(0.60)	–	–	(0.60)	1.21	6.73
B	5.51	0.55	–	1.21	1.76	(0.56)	–	–	(0.56)	1.20	6.71
C	5.51	0.54	–	1.21	1.75	(0.55)	–	–	(0.55)	1.20	6.71
I	5.53	0.61	–	1.21	1.82	(0.61)	–	–	(0.61)	1.21	6.74
R3	5.52	0.57	–	1.22	1.79	(0.58)	–	–	(0.58)	1.21	6.73
R4	5.53	0.59	–	1.21	1.80	(0.60)	–	–	(0.60)	1.20	6.73
R5	5.53	0.60	–	1.21	1.81	(0.61)	–	–	(0.61)	1.20	6.73
Y	5.53	0.61	–	1.21	1.82	(0.62)	–	–	(0.62)	1.20	6.73

For the Year Ended October 31, 2008 (E)
A	7.92	0.58	–	(2.40)	(1.82)	(0.58)	–	–	(0.58)	(2.40)	5.52
B	7.91	0.53	–	(2.41)	(1.88)	(0.52)	–	–	(0.52)	(2.40)	5.51
C	7.91	0.53	–	(2.41)	(1.88)	(0.52)	–	–	(0.52)	(2.40)	5.51
I	7.93	0.60	–	(2.40)	(1.80)	(0.60)	–	–	(0.60)	(2.40)	5.53
R3	7.93	0.56	–	(2.41)	(1.85)	(0.56)	–	–	(0.56)	(2.41)	5.52
R4	7.93	0.59	–	(2.41)	(1.82)	(0.58)	–	–	(0.58)	(2.40)	5.53
R5	7.93	0.60	–	(2.40)	(1.80)	(0.60)	–	–	(0.60)	(2.40)	5.53
Y	7.93	0.60	–	(2.40)	(1.80)	(0.60)	–	–	(0.60)	(2.40)	5.53

For the Year Ended October 31, 2007
A	7.93	0.58	–	(0.01)	0.57	(0.58)	–	–	(0.58)	(0.01)	7.92
B	7.92	0.52	–	(0.01)	0.51	(0.52)	–	–	(0.52)	(0.01)	7.91
C	7.92	0.53	–	(0.01)	0.52	(0.53)	–	–	(0.53)	(0.01)	7.91
I(F)	8.25	0.26	–	(0.33)	(0.07)	(0.25)	–	–	(0.25)	(0.32)	7.93
R3 (I)	8.04	0.48	–	(0.13)	0.35	(0.46)	–	–	(0.46)	(0.11)	7.93
R4 (I)	8.04	0.50	–	(0.13)	0.37	(0.48)	–	–	(0.48)	(0.11)	7.93
R5 (I)	8.04	0.52	–	(0.13)	0.39	(0.50)	–	–	(0.50)	(0.11)	7.93
Y	7.92	0.71	–	(0.09)	0.62	(0.61)	–	–	(0.61)	0.01	7.93

For the Year Ended October 31, 2006
A	7.76	0.54	–	0.18	0.72	(0.55)	–	–	(0.55)	0.17	7.93
B	7.74	0.48	–	0.19	0.67	(0.49)	–	–	(0.49)	0.18	7.92
C	7.75	0.49	–	0.17	0.66	(0.49)	–	–	(0.49)	0.17	7.92
Y	7.75	0.58	–	0.17	0.75	(0.58)	–	–	(0.58)	0.17	7.92

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 31, 2007.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on December 22, 2006.

30

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

19.14%		$284,606	1.20%		1.20%		1.20%		8.43%		141%
18.17		19,919	2.06		1.95		1.95		7.73		–
18.38		85,523	1.89		1.89		1.89		7.73		–
19.63		21,098	0.88		0.88		0.88		8.51		–
18.70		371	1.61		1.45		1.45		8.16		–
19.20		318	1.27		1.15		1.15		8.24		–
19.51		492	0.90		0.88		0.88		8.52		–
19.47		44,553	0.79		0.79		0.79		8.85		–

35.01		202,256	1.30		1.15		1.15		10.16		182
34.05		22,749	2.18		1.80		1.80		9.54		–
33.90		51,777	1.96		1.90		1.90		9.41		–
35.30		2,068	0.86		0.86		0.86		10.36		–
34.68		166	1.69		1.40		1.40		9.89		–
34.83		18	1.36		1.10		1.10		10.21		–
35.11		11	0.89		0.89		0.89		10.46		–
35.21		49,568	0.79		0.79		0.79		10.50		–

(24.40)		117,343	1.30		1.15		1.15		8.07		111
(25.00)		17,838	2.13		1.87		1.87		7.34		–
(25.01)		21,634	1.97		1.90		1.90		7.30		–
(24.11)		777	0.82		0.82		0.82		8.82		–
(24.70)		14	1.63		1.40		1.40		7.93		–
(24.32)		8	1.19		1.10		1.10		8.15		–
(24.16)		8	0.90		0.90		0.90		8.35		–
(24.09)		13,394	0.79		0.79		0.79		8.57		–

7.36		171,505	1.36		1.15		1.15		7.26		145
6.56		31,591	2.17		1.90		1.90		6.51		–
6.63		35,066	2.03		1.83		1.83		6.58		–
(0.76	)(G)	149	0.95	(H)	0.75	(H)	0.75	(H)	8.07	(H)	–
4.49	(G)	10	1.66	(H)	1.40	(H)	1.40	(H)	6.99	(H)	–
4.75	(G)	10	1.34	(H)	1.10	(H)	1.10	(H)	7.29	(H)	–
4.96	(G)	11	1.06	(H)	0.85	(H)	0.85	(H)	7.54	(H)	–
7.96		4,897	0.87		0.67		0.67		7.62		–

9.57		190,479	1.36		1.20		1.20		6.87		147
8.90		37,189	2.17		1.95		1.95		6.10		–
8.84		39,991	2.04		1.89		1.89		6.15		–
10.11		24,374	0.88		0.73		0.73		7.33		–

31

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford High Yield Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford High Yield Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

32

The Hartford High Yield Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

33

The Hartford High Yield Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr.(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

34

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

35

The Hartford High Yield Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

QII*	100.00%

*	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.597	N/A	N/A	0.597
Class B	0.545	N/A	N/A	0.545
Class C	0.548	N/A	N/A	0.548
Class I	0.619	N/A	N/A	0.619
Class R3	0.580	N/A	N/A	0.580
Class R4	0.601	N/A	N/A	0.601
Class R5	0.619	N/A	N/A	0.619
Class Y	0.626	N/A	N/A	0.626

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

36

The Hartford High Yield Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,060.41	$6.23	$1,000.00	$1,019.16	$6.11	1.20%	184	365
Class B	$1,000.00	$1,056.70	$10.11	$1,000.00	$1,015.38	$9.91	1.95	184	365
Class C	$1,000.00	$1,056.88	$9.80	$1,000.00	$1,015.68	$9.60	1.89	184	365
Class I	$1,000.00	$1,061.66	$4.57	$1,000.00	$1,020.77	$4.48	0.88	184	365
Class R3	$1,000.00	$1,059.14	$7.53	$1,000.00	$1,017.90	$7.37	1.45	184	365
Class R4	$1,000.00	$1,060.58	$5.97	$1,000.00	$1,019.41	$5.85	1.15	184	365
Class R5	$1,000.00	$1,062.13	$4.52	$1,000.00	$1,020.82	$4.43	0.87	184	365
Class Y	$1,000.00	$1,061.17	$4.10	$1,000.00	$1,021.22	$4.02	0.79	184	365

37

The Hartford High Yield Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford High Yield Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

38

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In

39

The Hartford High Yield Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R5 shares by 0.10% and Class Y shares by 0.15%. The Board also considered HIFSCO’s proposal to: (i) permanently reduce the Fund’s contractual management fee by 0.05% on the first $1 billion of assets; and (ii) lower the contractual expense limitations for the Fund’s Class A, Class B, Class C, and Class I shares by 0.15% and Class R3, Class R4, Class R5, and Class Y shares by 0.10%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

40

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

41

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford High Yield Municipal Bond Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford High Yield Municipal Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford High Yield Municipal Bond Fund inception 05/31/2007
(subadvised by Hartford Investment Management Company)
Investment objective – Seeks to provide a high level of current income which is generally exempt from federal income taxes. Capital appreciation is a secondary objective.

Performance Overview(1) 5/31/07 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital Municipal Bond Non-Investment Grade Index is an unmanaged index made up of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody's Investors Service with a remaining maturity of at least one year.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4) (as of 10/31/10)

	1	Since
	Year	Inception
High Yield Municipal Bond A#	11.56%	0.74%
High Yield Municipal Bond A##	6.54%	-0.60%
High Yield Municipal Bond B#	10.82%	-0.05%
High Yield Municipal Bond B##	5.82%	-0.80%
High Yield Municipal Bond C#	10.85%	0.01%
High Yield Municipal Bond C##	9.85%	0.01%
High Yield Municipal Bond I#	11.93%	1.03%
Barclays Capital Municipal Bond Non-Investment Grade Index	13.86%	1.31%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C and I shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Portfolio Managers
Joseph Darcy	Christopher Bade
Executive Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford High Yield Municipal Bond Fund returned 11.56%, before sales charge, for the twelve-month period ended October 31, 2010. In comparison, the Fund’s benchmark, the Barclays Capital Municipal Bond Non-Investment Grade Index returned 13.86% while the average return of the Lipper High Yield Municipal Funds category, a group of funds with investment strategies similar to those of the Fund, was 11.73%.

Why did the Fund perform this way?

The municipal high yield market had another strong year of performance over the twelve-month period ended October 31, 2010, supported by a technical foundation (demand exceeding supply) that continues to mitigate the weak credit fundamentals and economic challenges of municipal issuers. Over the past year, the benchmark outperformed the Barclays Capital General Municipal Bond Index by over 600 basis points (13.9% vs. 7.8%).

Similar to 2009, performance was driven mainly by a significant demand/supply imbalance in the high yield market resulting in favorable price appreciation as lower quality credit spreads continued to tighten and yields all along the municipal curve declined (price and yield are inversely related). The positive technical landscape is attributed to increased demand for incremental yield in this low interest rate environment against a backdrop of limited high yield credit products. Also fueling demand over the period was the heightened tax sensitivity of

2

retail investors (given the expectation of higher federal and state taxes), and healthy cash flows from reinvestment money (principal and coupon repayments). Plus, a modest improvement in fundamental conditions later in the period eased credit concerns as municipal budgets were being balanced and taxes began to rise again, as a result of the pickup in economic activity. At the same time, the supply of available tax-exempt securities continued to be curtailed as issuers were incentivized to borrow in the taxable market (through savings derived from federal subsidies) under the Build America Bonds (BABs) program established under the American Recovery and Reinvestment Act of 2009 (ARRA).

Despite higher overall municipal issuance in fiscal year 2010 (which includes both taxable and tax-exempt volume), the tax-exempt supply was actually down 10.5%. Moreover, BAB’s accounted for approximately 25% of the total municipal supply for the period, a trend that has remained fairly consistent since the outset of the program. Finally, despite a challenging credit environment during most of the period with more ratings downgrades and negative headlines, high yield municipal defaults were relatively low (especially when compared to corporate high yield bonds) and concentrated in certain non-rated sectors such as Florida land secured bonds.

The Fund’s yield curve and duration positioning were the primary drivers of performance over the period. An overall downward shift in the yield curve and a benchmark relative overweight (i.e. the Fund’s sector position was greater than the benchmark position) to longer maturity and longer duration bonds contributed to performance given the acute supply and demand dynamics in the intermediate to long end caused by the scarcity of tax-exempt high yield municipal paper. The increasing issuance of taxable BAB’s replaced long dated tax-exempt supply, pushing down rates on the long end of the municipal yield curve.

However, our benchmark relative underweight (i.e. the Fund’s sector position was less than the benchmark position) to non-investment grade bonds hurt performance over the period as traditional high yield bonds continued to maintain a strong bid from investors ( who have increased their tolerance for risk). Given municipal market fundamentals, we believed it was prudent to maintain a higher credit quality bias within the Fund. We continue to balance the effect this relative underweight has on income, by extending our duration as mentioned above. We believe duration risk over this market cycle offered a better risk/return profile than a higher allocation to lower quality credits. The risk premium for high yield paper has become less attractive as credit spreads have tightened significantly since early 2009 and thus we are not always getting fully compensated for taking additional credit risk in the market.

Sector allocation produced mixed results during the period. A relative benchmark overweight to the electric utility, transportation, health care and education sectors contributed positively to performance, as these essential service sectors continued to experience demand from investors diversifying away from General Obligation (GO) bonds with greater headline volatility and fiscal stress. In particular, continuing care retirement facilities, lower rated private colleges and charter schools continued to benefit from strong demographics, increasing demand statistics and improving financial operations. An overweight to State GO bonds was also additive, reflecting heightened levels of economic activity as State credits were better positioned to weather the recession relative to local municipalities, due to deeper balance sheets and a more diversified revenue stream. Exposure to industrial revenue bonds (specifically those issued by airlines) also contributed to benchmark-relative performance as corporate backed municipal bonds rallied with the news of better earnings, and the shortage of high yield municipal supply.

A benchmark-relative (i.e. performance of the Fund as measured against the benchmark) underweight to lower-rated affordable housing bonds and non-rated special assessment bonds detracted from performance. These bonds were in high demand by investors reaching for incremental yield. However, we remain negative on these sectors given our expectation of further credit deterioration in response to the housing crisis. An allocation to Local GO bonds also detracted from performance during the period based on perceived market weakness and fiscal pressures at the local level due to state funding cuts and declining property tax revenues.

Lastly, a benchmark relative overweight to lower quality, investment grade tobacco settlement bonds provided additional performance in the Fund later in the period. Holding earlier vintage, shorter average life bonds also helped during the year as these bonds are better structured to withstand greater declines in cigarette consumption levels over time. Increasing cigarette taxes at the state and federal levels, smoking bans, tobacco prevention programs, and anti-tobacco advertising have all contributed to greater than forecasted declines in tobacco consumption resulting in lower payments under the Master Settlement Agreement (“MSA”). The MSA, enacted in 1998, requires the participating cigarette manufacturers to pay $246 billion over 25 years to the states in exchange for not being sued by the states in the future for costs of tobacco related illnesses. Tobacco bonds are essentially tax-exempt securities backed by these settlement payments that are securitized by states willing to forgo annual payments for an upfront payout. Tobacco bonds remain a core high yield holding for the Fund. However, because this sector is highly technical, this allocation results in periods of out/under performance during volatile markets. Thus, we have reduced exposure over the period to minimize future underperformance.

What is the outlook?

Looking ahead, we are cautious on the high yield market and remain very selective on new purchases as credit conditions remain weak, absolute tax-exempt rates are at historical lows, and credit spreads are tighter. Plus, the strong technical conditions that have supported our market the last two years could weaken in the near future. The expectation of higher supply combined with the possibility of reduced demand (if the current tax cuts are extended), and most importantly, the uncertainty regarding whether the BAB’s program will be renewed beyond 2010. Efforts to extend the BAB’s program and other municipal provisions enacted under the ARRA have stalled in Congress. If the BAB’s are not extended, we would expect greater tax-exempt supply in 2011 and potentially higher rates (lower prices). Furthermore, we will continue to monitor flows into high yield funds, in the event these flows slow or turn negative, the high yield market may be pressured and credit spreads could widen.

We will continue to be guided by a conservative bias on credit and execute geographic /sector diversification with a focus on avoiding credits in states with weaker economies and challenging fiscal stress. We prefer higher quality investment grade bonds, 10-15 year bond maturities where the municipal curve is steep, credit spreads are wide and technicals

3

remain favorable. We will also look to reduce the Fund’s volatility by effectively balancing both an appropriate level of duration and of credit risk, specifically in lower rated positions. Although municipal credit will likely remain weak for the foreseeable future, we expect more modest abatement of earlier stresses as the current recovery gains momentum and fiscal affairs remain highly correlated to economic conditions. As such, we believe some issuers will see improvements in fiscal conditions sooner than others. Overall, the municipal asset class, as a whole, continues to demonstrate an impressive degree of resiliency in the face of significant headline volatility.

Effective December 10, 2010, the name of the Fund will change to The Hartford Municipal Opportunities Fund.

Distribution by Credit Quality
as of October 31, 2010
Percentage of
Credit Rating *	Net Assets
Aaa / AAA	3.9
Aa / AA	11.5
A	15.1
Baa / BBB	27.8
Ba / BB	8.8
B	6.7
Caa / CCC or Lower	3.4
Unrated	20.5
Cash	0.4
Other Assets & Liabilities	1.9
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long-term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes cash-like instruments and other short-term instruments.

Diversification by Industry
as of October 31, 2010
Percentage of
Industry	Net Assets
Airport Revenues	6.7%
General Obligations	6.5
Health Care/Services	24.4
Higher Education (Univ., Dorms, etc.)	17.4
Housing (HFA'S, etc.)	1.1
Industrial	10.8
Miscellaneous	13.0
Prerefunded	2.3
Special Tax Assessment	2.9
Tax Allocation	3.2
Transportation	3.2
Utilities - Electric	3.9
Utilities - Gas	1.1
Utilities - Water and Sewer	1.2
Short-Term Investments	0.4
Other Assets and Liabilities	1.9
Total	100.0%

Distribution by State
as of October 31, 2010
Percentage of
State	Net Assets
Alaska	0.1%
Arizona	2.5
California	7.1
Colorado	2.0
Connecticut	2.5
District of Columbia	2.7
Florida	6.6
Georgia	1.7
Hawaii	0.4
Idaho	0.2
Illinois	4.5
Indiana	0.2
Louisiana	3.0
Maryland	0.2
Massachusetts	1.6
Michigan	6.1
Minnesota	0.4
Missouri	2.1
Nebraska	0.7
Nevada	0.2
New Hampshire	0.5
New Jersey	4.3
New Mexico	1.3
New York	9.0
North Carolina	0.7
Ohio	1.9
Oklahoma	0.5
Other U.S. Territories	1.4
Pennsylvania	4.9
Rhode Island	2.3
South Carolina	0.3
South Dakota	1.7
Tennessee	0.7
Texas	12.1
Utah	2.9
Virginia	1.8
Washington	2.9
West Virginia	0.7
Wisconsin	3.0
Short-Term Investments	0.4
Other Assets and Liabilities	1.9
Total	100.0%

4

The Hartford High Yield Municipal Bond Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 97.7%
	Alaska - 0.1%
	Alaska Municipal Bond Bank Auth GO
$375	5.75%, 09/01/2033	$406

	Arizona - 2.5%
	Estrella Mountain, AZ, Ranch Community GO
265	6.20%, 07/15/2032	261
	Mohave County, AZ, IDA Correctional Fac Contract
3,000	8.00%, 05/01/2025	3,481
	Pima County, AZ, IDA Education Rev
1,500	8.50%, 07/01/2039	1,608
	Pinal County, AZ, Electric Dist #4
1,150	6.00%, 12/01/2038	1,193
	Salt River Proj Agricultural Improvement
2,500	19.71%, 07/01/2016 λ	3,059
	Show Low Bluff, AZ, Community Fac Dist Special Assessment
200	5.60%, 07/01/2031 ⌂	154
	Tartesso West Community Facilities Dist GO
1,000	5.90%, 07/15/2032 ⌂	851
		10,607
	California - 7.1%
	California State
1,335	5.50%, 03/01/2040	1,416
	California State GO
4,985	6.50%, 04/01/2033	5,829
	California State Public Works Board
1,000	6.00%, 03/01/2035	1,065
2,000	6.25%, 04/01/2034	2,207
	California Statewide Community DA Rev
1,700	7.50%, 06/01/2042	1,794
	California Statewide Community DA, California Baptist University
2,800	5.50%, 11/01/2038	2,569
	California Statewide Community DA, Thomas Jefferson School of Law
4,100	7.25%, 10/01/2032	4,440
	Golden State Tobacco Securitization Corp
1,000	5.13%, 06/01/2047	716
	Morongo Band of Mission Indians Enterprise Rev
1,595	6.50%, 03/01/2028 ■	1,545
	MSR Energy Auth
2,000	6.50%, 11/01/2039	2,340
	Rialto, CA, Redev Agency
2,000	5.88%, 09/01/2033	2,021
	San Diego, CA, Redev Agency Tax Allocation
3,000	7.00%, 11/01/2039	3,291
	San Francisco City & County, CA, Redev Agency
530	6.13%, 08/01/2031	518
590	6.25%, 08/01/2033	592
	San Jose, CA, Redev Agency
500	6.50%, 08/01/2023	566
	Santa Cruz County, CA, Redev Agency
1,335	6.63%, 09/01/2029	1,478
		32,387
	Colorado – 2.0%
	Baptist Road Rural Transportation Auth, Sales & Use Tax Rev
800	5.00%, 12/01/2026	557
	Colorado Educational & Cultural FA Rev, Charter School-Windsor Academy Proj
500	5.70%, 05/01/2037 ⌂	429
	Colorado Health FA Rev
2,500	5.50%, 05/15/2028	2,582
	Denver, CO, City & County Special Fac Airport AMT
4,000	5.25%, 10/01/2032	3,565
	Regional Transportation Dist
1,500	6.00%, 01/15/2034	1,591
		8,724
	Connecticut - 2.5%
	Connecticut State Health & Education Fac Auth Rev
2,500	19.71%, 11/15/2017 λ	2,973
	Connecticut State Health & Educational Facilities
3,000	5.50%, 07/01/2022	3,075
	Connecticut State Special Obligation Package
1,290	6.60%, 07/01/2024	1,270
	Hamden, CT, Facilities Rev
1,250	7.63%, 01/01/2030	1,350
2,250	7.75%, 01/01/2043	2,408
		11,076
	District of Columbia - 2.7%
	District of Columbia Tobacco Settlement Financing Corp
6,675	6.50%, 05/15/2033	6,667
	Metropolitan Washington DC Airport Auth
4,180	19.66%, 04/01/2018 λ	5,243
		11,910
	Florida - 6.6%
	Beeline Community Development Dist
1,205	7.00%, 05/01/2037	1,214
	Colonial Country Club Community Development Dist, Capital Improvement Rev
2,055	6.40%, 05/01/2033	2,139
	Florida Village Community Development
925	6.50%, 05/01/2033	955
	Florida Village Community Development Dist No 8
2,790	6.38%, 05/01/2038	2,817
	Greater Orlando Aviation Auth
2,000	6.50%, 11/15/2036	1,978
	Highlands County, FL, Adventist Health (Prerefunded with US Gov't Securities)
125	5.25%, 11/15/2036	150
	Hillsborough County, FL, IDA
1,150	8.00%, 08/15/2032	1,634
	Jacksonville, FL, Econ Development Community Health Care Fac
2,000	6.25%, 09/01/2027	2,031
	Lakeland, FL, Retirement Community Rev
1,750	6.38%, 01/01/2043	1,673

The accompanying notes are an integral part of these financial statements.

5

The Hartford High Yield Municipal Bond Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 97.7% - (continued)
	Florida - 6.6% - (continued)
	Magnolia Creek, FL, Community Development Dist Capital Improvement
$500	0.00%, 05/01/2039 ⌂●	$245
	Miami-Dade County, FL, Aviation Rev
4,220	5.50%, 10/01/2036	4,404
	Palm Beach County, FL, Health FA Rev Waterford Proj
2,400	5.88%, 11/15/2037	2,354
	Putnam County, FL, DA
3,125	5.35%, 03/15/2042	3,421
	River Bend Community Development Dist, Capital Improvement Rev
1,800	0.00%, 11/01/2015 ⌂●	852
	Seminole Tribe of Florida
2,500	5.25%, 10/01/2027 ■	2,348
1,000	5.50%, 10/01/2024 ■	991
		29,206
	Georgia - 1.7%
	Atlanta Water & Wastewater Rev
2,000	6.00%, 11/01/2022	2,385
	Clayton County, GA, DA
2,000	9.00%, 06/01/2035	2,188
	Dekalb County, GA, DA
1,500	6.00%, 07/01/2034	1,686
	Marietta, GA, DA
1,500	7.00%, 06/15/2030	1,517
		7,776
	Hawaii - 0.4%
	Hawaii State Dept of Budget & Fin
1,750	9.00%, 11/15/2044	2,025

	Idaho - 0.2%
	Idaho Arts Charter School
1,000	6.25%, 12/01/2028	999

	Illinois - 4.5%
	Aurora, IL, Tax Increment Rev
1,000	6.75%, 12/30/2027	1,015
	Belleville, IL, Tax Increment
1,000	5.70%, 05/01/2036	849
	Chicago, IL, O'Hare Int'l Airport Rev
2,210	6.00%, 01/01/2017	2,394
	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj
200	5.75%, 03/01/2037 ⌂	114
	Illinois FA Rev
1,200	5.25%, 11/01/2039	1,243
1,370	5.38%, 07/01/2033 - 11/15/2039	1,375
6,000	5.50%, 08/15/2030	6,064
1,400	6.00%, 03/01/2038	1,532
190	6.25%, 02/01/2033	203
1,500	6.50%, 10/15/2040	1,561
	Illinois FA, Children's Memorial Hospital Ser B
1,500	5.50%, 08/15/2028	1,549
	Metropolitan Pier & Exposition Auth
2,335	12.54%, 06/15/2018 λ	2,702
		20,601
	Indiana - 0.2%
	Indiana Municipal Power Agency
1,000	5.75%, 01/01/2034	1,057

	Louisiana - 3.0%
	Louisiana Local Government Environmental Facilities & Community Development
6,000	6.75%, 11/01/2032	6,334
	Louisiana Public Fac Auth
3,500	6.75%, 07/01/2039	3,869
	Louisiana Public Fac Auth, Susla Fac, Inc.
500	5.75%, 07/01/2039 ⌂	362
	New Orleans, LA, Aviation Board Revenues
2,500	6.00%, 01/01/2023	2,849
		13,414
	Maryland - 0.2%
	Maryland State Health & Higher Education FA Rev
770	6.00%, 01/01/2028	811

	Massachusetts - 1.6%
	Massachusetts Development Fin Agency Rev
1,200	8.00%, 04/15/2031	1,371
	Massachusetts State Health & Education Facilities
3,000	5.50%, 10/01/2024	3,385
2,355	8.00%, 10/01/2039	2,717
		7,473
	Michigan - 6.1%
	Detroit, MI, GO
3,500	5.00%, 04/01/2016	3,364
	Flint, MI, International Academy
3,985	5.75%, 10/01/2037	3,626
	Kent, MI, Hospital FA
5,175	6.00%, 07/01/2035	5,212
	Michigan Public Educational Facilities
2,025	6.35%, 11/01/2028	2,061
5,000	6.50%, 09/01/2037 ■	5,061
	Michigan Public Educational Facilities Auth
1,395	7.00%, 12/01/2039	1,463
	Michigan State Hospital FA, McLaren Health Care
3,000	5.63%, 05/15/2028	3,218
	Michigan Tobacco Settlement FA Ser A
2,000	6.00%, 06/01/2048	1,594
	Royal Oak, MI, Hospital Financial Auth
2,000	8.25%, 09/01/2039	2,415
		28,014
	Minnesota - 0.4%
	Baytown Township, MN
750	7.00%, 08/01/2038	765
	Falcon Heights, MN, Lease Rev
925	6.00%, 11/01/2037	813
		1,578
	Missouri - 2.1%
	Branson Hills, MO, Infrastructure Fac
100	5.50%, 04/01/2027	79
	Kansas City, MO, Tax Increment Rev Maincor Proj Ser A
500	5.25%, 03/01/2018	484

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 97.7% - (continued)
	Missouri - 2.1% - (continued)
	Kirkwood, MO, Industrial DA
$3,500	8.25%, 05/15/2045	$3,674
	St Louis, MO, Airport Rev
5,000	6.63%, 07/01/2034	5,480
		9,717
	Nebraska - 0.7%
	Madison County, NE, Hospital Auth
2,000	6.00%, 07/01/2033	2,097
	Omaha Public Power Dist
1,000	5.50%, 02/01/2033	1,111
		3,208
	Nevada - 0.2%
	Las Vegas, NV, Special Improvement Dist #808 & 810, Summerlin Village
500	6.13%, 06/01/2031	435
	Mesquite Special Improvement Dist #07-01
480	6.00%, 08/01/2027	396
		831
	New Hampshire - 0.5%
	New Hampshire Business Financing Auth Rev
2,000	6.88%, 10/01/2039	2,070

	New Jersey - 4.3%
	Burlington County, NJ, Bridge Commission Econ Development Rev, The Evergreen Proj
1,500	5.63%, 01/01/2038	1,333
	New Jersey Econ DA
4,800	6.25%, 09/15/2019	4,801
	New Jersey Econ DA Continental Airlines
1,500	6.63%, 09/15/2012	1,529
	New Jersey Health Care Facilities FA
4,000	6.63%, 07/01/2038	4,211
	New Jersey Health Care Facilities FA Rev
2,855	5.75%, 10/01/2031	3,163
	New Jersey Health Care Services FA
800	5.50%, 07/01/2030	805
	New Jersey State Educational FA Rev
2,000	7.50%, 12/01/2032	2,364
	New Jersey Tobacco Settlement Financing Corp
2,000	5.00%, 06/01/2041	1,440
		19,646
	New Mexico - 1.3%
	Los Alamos County, NM
3,000	5.88%, 06/01/2027	3,505
	Montecito Estates Public Improvement Rev
985	7.00%, 10/01/2037 ⌂	926
	Otero County, NM, Jail Proj Rev
1,370	6.00%, 04/01/2028	1,139
		5,570
	New York - 9.0%
	Erie County, NY, IDA Global Concepts Charter School Proj
2,040	6.25%, 10/01/2037	1,856
	Long Island Power Auth
3,000	6.25%, 04/01/2033	3,478
	Nassau County, NY, IDA Continuing Care Retirement
3,000	6.70%, 01/01/2043	3,034
	Nassau County, NY, IDA Continuing Care Retirement, Amsterdam at Harborside, Ser A
1,000	6.50%, 01/01/2027	1,028
	New York City Industrial Development Agency
3,000	7.75%, 08/01/2031	3,189
	New York City Municipal Water FA
2,500	19.71%, 06/15/2017 λ	3,185
	New York State Dormitory Auth Non State Supported Debt, Orange Regional Med Center
3,125	6.13%, 12/01/2029	3,243
	New York State Dormitory Auth Rev Non St Supported Debt
2,000	6.00%, 07/01/2033	2,192
	New York, NY, GO
4,000	6.25%, 10/15/2028	4,755
	New York, NY, IDA American Airlines JFK International Airport AMT
6,860	7.63%, 08/01/2025	7,273
4,865	8.00%, 08/01/2012	4,992
	Ulster County, NY, IDA
3,250	6.00%, 09/15/2037 - 09/15/2042	2,669
		40,894
	North Carolina - 0.7%
	North Carolina Eastern Municipal Power Agency
1,000	5.50%, 01/01/2026	1,129
	North Carolina Medical Care Commission Retirement Facilities Rev
1,555	5.88%, 01/01/2031	1,559
1,000	6.00%, 01/01/2039	1,003
		3,691
	Ohio - 1.9%
	Buckeye Tobacco Settlement FA
6,300	6.50%, 06/01/2047	5,255
	Ohio State Higher Educational Facilities Rev
3,000	5.50%, 12/01/2036	3,178
		8,433
	Oklahoma - 0.5%
	Norman, OK, Regional Hospital Auth Hospital Rev
2,795	5.13%, 09/01/2037	2,366

	Other U.S. Territories - 1.4%
	Guam Government
935	5.75%, 12/01/2034	986
3,000	6.75%, 11/15/2029	3,364
	Guam Government Dept of Education
2,000	6.63%, 12/01/2030	2,072
		6,422
	Pennsylvania - 4.9%
	Allegheny County Industrial Development Auth
1,250	6.75%, 08/15/2035	1,263
The accompanying notes are an integral part of these financial statements.

7

The Hartford High Yield Municipal Bond Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 97.7% - (continued)
	Pennsylvania - 4.9% - (continued)
	Chester County, PA, IDA
$1,020	6.38%, 12/15/2037	$976
	Delaware County Industrial DA
2,000	6.13%, 08/15/2040	2,046
	Erie, PA, Higher Educational Building Auth
1,000	5.50%, 03/15/2038	1,043
	Northampton County, PA
2,000	5.50%, 08/15/2035	2,043
	Pennsylvania Econ Development
1,500	8.00%, 05/01/2029	1,579
	Pennsylvania Econ Development FA
3,000	7.00%, 07/15/2039	3,376
	Pennsylvania Housing Financing Agency
3,750	13.99%, 10/01/2033 λ	3,449
	Pennsylvania Turnpike Commission
1,335	6.00%, 06/01/2028	1,531
	Philadelphia Gas Works Rev
2,500	5.25%, 08/01/2040	2,534
	Philadelphia, PA, GO
1,000	7.00%, 07/15/2028	1,170
	Philadelphia, PA, Municipal Auth GO
750	6.38%, 04/01/2029	814
1,000	6.50%, 04/01/2034	1,076
		22,900
	Rhode Island - 2.3%
	Rhode Island Health & Educational Building Corp
2,000	7.00%, 05/15/2039	2,290
	Rhode Island Tobacco Settlement Financing Corp
8,000	6.25%, 06/01/2042	7,934
	Rhode Island Tobacco Settlement Funding Corp
630	6.00%, 06/01/2023	649
		10,873
	South Carolina - 0.3%
	Lancaster County, SC, Sun City Assessment
1,987	7.70%, 11/01/2017 ⌂	1,322

	South Dakota - 1.7%
	South Dakota Educational Enhancement Funding Corp
6,030	6.50%, 06/01/2032	6,140
	South Dakota Housing DA
1,570	6.13%, 05/01/2033	1,628
		7,768
	Tennessee - 0.7%
	Johnson City, TN, Health & Educational Facilities
3,000	6.00%, 07/01/2038	3,138

	Texas - 12.1%
	Brazos County, TX, Health Facilities Development Corp
2,000	5.50%, 01/01/2038	2,020
	Burnet County, TX, Public Fac Proj Rev
3,930	7.75%, 08/01/2029	4,098
	Clifton Higher Education Fin Corp
2,000	6.25%, 12/01/2045	2,096
2,000	8.75%, 02/15/2028	2,375
	Dallas Fort Worth, TX, International Airport
1,000	6.00%, 11/01/2032	1,001
	Dallas-Fort Worth, TX, International Airport AMT
2,000	6.15%, 01/01/2016	2,007
	Garza County, TX, Public Fac Corp Rev
350	5.75%, 10/01/2025	366
	Harris County, TX, Cultural Education Fac Baylor CLG Medicine
2,855	5.63%, 11/15/2032	2,773
	Houston, TX, Airport System Rev
6,500	6.75%, 07/01/2021	6,546
	Kimble County, TX, Hospital Dist
2,500	6.25%, 08/15/2033	2,596
	La Vernia, TX, Higher Education
2,085	9.00%, 08/15/2038	2,525
	Lewisville, TX, Combination Contract Rev
4,000	6.13%, 09/01/2029	4,052
	Lower Colorado River Auth Rev
3,000	7.25%, 05/15/2037	3,334
	Maverick County, TX, Public Fac Corp Proj Rev
1,470	6.25%, 02/01/2024	1,332
	Mc Lennan County, TX, Public Fac
3,000	6.63%, 06/01/2035	3,286
	Texas Midwest Public Facilities Corp Rev
3,000	9.00%, 10/01/2030	3,213
	Texas Private Activity Surface Transportation
3,000	6.88%, 12/31/2039	3,262
	Texas Private Activity Surface Transportation Corp
3,000	7.50%, 06/30/2033	3,416
	Travis County, TX, Health Fac, Querencia Barton Creek Project
600	5.65%, 11/15/2035	524
	Travis County, TX, Health Facilities
2,000	7.13%, 11/01/2040	2,126
	Willacy County, TX, GO
2,385	6.88%, 09/01/2028	2,255
		55,203
	Utah - 2.9%
	Provo, UT, Lakeview Charter School
1,300	5.63%, 07/15/2037	1,093
	Provo, UT, Renaissance Charter School
200	5.63%, 07/15/2037	175
	Utah County, UT, Charter School Rev
1,000	6.00%, 02/15/2038	852
	Utah St Charter School Financial Auth
1,550	6.25%, 07/15/2030	1,571
	Utah State Charter School FA, Channing Hall Ser A
750	5.88%, 07/15/2027 ■	641
700	6.00%, 07/15/2037 ■	580
	Utah State Charter School FA, Charter School Rev
2,000	6.75%, 08/15/2028 ⌂	1,709

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount			Market Value ╪
MUNICIPAL BONDS - 97.7% - (continued)
	Utah - 2.9% - (continued)
	Utah State Charter School FA, Summit Academy Ser A
$1,500	5.80%, 06/15/2038		$1,399
	Utah State Charter School Financial Auth
1,500	6.38%, 07/15/2040		1,533
	Utah Transit Auth Sales Tax Rev
3,750	19.44%, 06/15/2016 λ		4,713
			14,266
	Virginia - 1.8%
	Lexington, VA, IDA Residential Care Fac Rev
1,050	5.50%, 01/01/2037		913
	Norfolk, VA, Redev & Housing Auth Rev
2,005	6.13%, 01/01/2035		1,916
	Peninsula, VA, Turn Center Community Dev DA
300	6.45%, 09/01/2037		301
	Virginia Small Business Financing Auth Rev
3,000	9.00%, 07/01/2039		3,142
	Washington County Hospital Fac Rev
1,750	7.75%, 07/01/2038		2,026
			8,298
	Washington - 2.9%
	King County, WA, Public Hospital
3,000	7.25%, 12/01/2038		3,141
	Skagit County, WA, Public Hospital Rev
2,000	5.75%, 12/01/2032		2,025
	Washington Health Care Facilities Auth
4,000	6.25%, 10/01/2028		4,512
	Washington State Health Care FA Rev
3,600	6.13%, 08/15/2037		3,759
			13,437

	West Virginia - 0.7%
	West Virginia State Hospital FA Rev, Thomas Health Systems
3,500	6.50%, 10/01/2028 - 10/01/2038		3,525

	Wisconsin - 3.0%
	Badger Tobacco Asset Securitization Corp of WI (Prerefunded with US Gov't Securities)
8,610	6.13%, 06/01/2027		9,193
1,000	6.38%, 06/01/2032		1,091
	Wisconsin State General Fund
185	5.75%, 05/01/2033		207
1,295	6.00%, 05/01/2036		1,457
	Wisconsin State Health & Educational FA Rev
1,000	7.25%, 09/15/2029		1,062
1,000	7.63%, 09/15/2039		1,077
			14,087
	Total municipal bonds
	(cost $419,500)		$445,729

	Total long-term investments
	(cost $419,500)		$445,729

SHORT-TERM INVESTMENTS - 0.4%
	Investment Pools and Funds - 0.4%
1,794	State Street Bank Tax Free Money Market Fund		$1,794
	Total short-term investments
	(cost $1,794)		$1,794

	Total investments
	(cost $421,294) ▲	98.1%	$447,523
	Other assets and liabilities	1.9%	8,802
	Total net assets	100.0%	$456,325

The accompanying notes are an integral part of these financial statements.

9

The Hartford High Yield Municipal Bond Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $421,294 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$32,537
Unrealized Depreciation	(6,308)
Net Unrealized Appreciation	$26,229

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $11,166, which represents 2.45% of total net assets.

λ
Inverse Floating Rate security issued by a third party securitization trust and purchased directly through a cash transaction; rate varies inversely to short-term interest rates and the rate presented is the effective rate at October 31, 2010. These securities may only be sold to qualified investment buyers.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	$500	Colorado Educational & Cultural FA Rev, Charter School-Windsor Academy Proj, 5.70%, 05/01/2037	$500
05/2007	$200	Hampshire, IL, Special Service Area #13, Tuscany Woods Proj, 5.75%, 03/01/2037	200
10/2007	$1,987	Lancaster County, SC, Sun City Assessment, 7.70%, 11/01/2017	1,987
07/2007	$500	Louisiana Public Fac Auth, Susla Fac, Inc., 5.75%, 07/01/2039 - 144A	503
06/2007	$500	Magnolia Creek, FL, Community Development Dist Capital Improvement, 0.00%, 05/01/2039	497
12/2007	$985	Montecito Estates Public Improvement Rev, 7.00%, 10/01/2037	985
11/2007	$1,800	River Bend Community Development Dist, Capital Improvement Rev, 0.00%, 11/01/2015	1,800
05/2007	$200	Show Low Bluff, AZ, Community Fac Dist Special Assessment, 5.60%, 07/01/2031 - 144A	200
09/2007	$1,000	Tartesso West Community Facilities Dist GO, 5.90%, 07/15/2032	1,000
08/2008	$2,000	Utah State Charter School FA, Charter School Rev, 6.75%, 08/15/2028	2,000

The aggregate value of these securities at October 31, 2010, was $6,964, which represents 1.53% of total net assets.

AMT	— Alternative Minimum Tax
DA	— Development Authority
FA	— Finance Authority
GO	— General Obligations
IDA	— Industrial Development Authority Bond

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

10

The Hartford High Yield Municipal Bond Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Municipal Bonds	$445,729	$–	$445,729	$–
Short-Term Investments	1,794	1,794	–	–
Total	$447,523	$1,794	$445,729	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

11

The Hartford High Yield Municipal Bond Fund
Statement of Assets and Liabilities October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $421,294)	$447,523
Receivables:
Fund shares sold	1,624
Dividends and interest	8,960
Other assets	35
Total assets	458,142
Liabilities:
Payables:
Fund shares redeemed	1,005
Investment management fees	41
Dividends	642
Distribution fees	32
Accrued expenses	97
Total liabilities	1,817
Net assets	$456,325
Summary of Net Assets:
Capital stock and paid-in-capital	$464,906
Accumulated undistributed net investment income	161
Accumulated net realized loss on investments	(34,971)
Unrealized appreciation of investments	26,229
Net assets	$456,325

Shares authorized	650,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$8.47 /$8.87
Shares outstanding	28,131
Net assets	$238,332
Class B: Net asset value per share	$8.47
Shares outstanding	883
Net assets	$7,475
Class C: Net asset value per share	$8.48
Shares outstanding	15,184
Net assets	$128,723
Class I: Net asset value per share	$8.49
Shares outstanding	9,638
Net assets	$81,795

The accompanying notes are an integral part of these financial statements.

12

The Hartford High Yield Municipal Bond Fund
Statement of Operations For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Interest	$26,739
Total investment income	26,739

Expenses:
Investment management fees	2,297
Transfer agent fees	179
Distribution fees
Class A	560
Class B	74
Class C	1,190
Custodian fees	4
Accounting services fees	75
Registration and filing fees	76
Board of Directors' fees	9
Interest expense	101
Audit fees	13
Other expenses	55
Total expenses (before fees paid indirectly)	4,633
Custodian fee offset	—
Total fees paid indirectly	—
Total expenses, net	4,633
Net Investment Income	22,106
Net Realized Loss on Investments:
Net realized loss on investments in securities	(6,121)
Net Realized Loss on Investments	(6,121)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	29,577
Net Changes in Unrealized Appreciation of Investments	29,577
Net Gain on Investments	23,456
Net Increase in Net Assets Resulting from Operations	$45,562

The accompanying notes are an integral part of these financial statements.

13

The Hartford High Yield Municipal Bond Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$22,106	$19,308
Net realized loss on investments	(6,121)	(15,644)
Net unrealized appreciation of investments	29,577	53,982
Net Increase In Net Assets Resulting From Operations	45,562	57,646
Distributions to Shareholders:
From net investment income
Class A	(12,337)	(11,198)
Class B	(350)	(299)
Class C	(5,639)	(4,527)
Class I	(3,861)	(3,265)
Total distributions	(22,187)	(19,289)
Capital Share Transactions:
Class A	3,521	29,534
Class B	(459)	2,097
Class C	10,921	24,151
Class I	7,857	10,347
Net increase from capital share transactions	21,840	66,129
Net Increase In Net Assets	45,215	104,486
Net Assets:
Beginning of period	411,110	306,624
End of period	$456,325	$411,110
Accumulated undistributed (distribution in excess of) net investment income (loss)	$161	$242

The accompanying notes are an integral part of these financial statements.

14

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford High Yield Municipal Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

15

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these

16

securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

d)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

17

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

e)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

f)
Inverse Floating Rate Securities – The Fund may invest in inverse floating rate securities. The inverse floating rate securities purchased by the Fund are created by the deposit of municipal bonds into a special purpose trust created by an unaffiliated broker-dealer. The trust issues floating rate certificates with par equal to some fraction of the deposited bond’s par amount or market value. The floating rate certificates pay short-term tax exempt interest to the holder(s) of the floating rate certificate(s). The trust also issues an inverse floating rate certificate (“inverse floater”) that receives all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders. The inverse floater holder bears substantially all of the underlying bond’s investment risk and also benefits disproportionately from any potential appreciation of the underlying bond. The price of an inverse floater will be more volatile than that of the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and also the short-term interest paid on the floating rate certificates and because the inverse floater bears the risk of loss of the underlying bond.

The Fund may purchase an inverse floating rate security in a secondary market transaction or enter into a tender option bond program by negotiating the terms of the program and subsequently purchasing the resulting inverse floating rate security without first owning the underlying bond (“externally deposited inverse floater”). The Fund may also sell a fixed rate bond to a broker-dealer for deposit into a special purpose trust and receive the residual interest in the trust (“self deposited inverse floater”). The inverse floating rate securities held by the Fund entitle the Fund to collapse the trust causing the holders of the floating rate certificates to tender their notes at par and at the Fund’s discretion, to have the broker transfer the underlying bond held by the trust to the Fund.

During the fiscal year ended October 31, 2010, the Fund invested in externally deposited inverse floaters identified in the Schedule of Investments as Inverse Floating Rate Securities and the Fund did not enter into any “self” deposited inverse floating rate securities transactions.

g)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

h)
Prepayment/Interest Rate Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage backed securities and certain asset backed securities. Accordingly, the potential for the value of a debt security to increase in response to interest rate declines is limited. For certain securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market value of debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

i)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

18

j)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Tax Exempt Income †	$22,186	$19,343

† The Fund designates these distributions as exempt interest pursuant to IRC Sec. 852(b)(5).

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$803
Accumulated Capital Losses *	(34,971)
Unrealized Appreciation †	26,229
Total Accumulated Deficit	$(7,939)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution

19

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2015	$284
2016	12,922
2017	15,644
2018	6,121
Total	$34,971

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.5500%
On next $500 million	0.5000%
On next $4 billion	0.4750%
On next $5 billion	0.4550%
Over $10 billion	0.4450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

20

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I
1.00%	1.75%	1.75%	0.75%

Effective November 1, 2010, HIFSCO agreed to revise the voluntary limit on total operating expenses for the Fund, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses. The new expense limitation is as follows:

Class A	Class B	Class C	Class I
0.90%	1.65%	1.65%	0.65%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2010	2009	2008	2007
Class A Shares	0.92%	0.85%	0.40%	0.25	%*
Class B Shares	1.72	1.68	1.19	1.00	*
Class C Shares	1.68	1.62	1.17	1.01	*
Class I Shares	0.68	0.62	0.17	0.00	*

* From May 31, 2007 (date shares became available to the public), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $902 and contingent deferred sales charges of $74 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class

21

The Hartford High Yield Municipal Bond Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $15. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$83,767
Sales Proceeds Excluding U.S. Government Obligations	62,345

6.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	9,038	1,009	(9,653)	—	394	15,946	922	(12,703)	—	4,165
Amount	$74,100	$8,289	$(78,868)	$—	$3,521	$115,075	$6,760	$(92,301)	$—	$29,534
Class B
Shares	60	26	(142)	—	(56)	433	24	(160)	—	297
Amount	$487	$218	$(1,164)	$—	$(459)	$3,086	$171	$(1,160)	$—	$2,097
Class C
Shares	4,190	390	(3,248)	—	1,332	5,702	325	(2,718)	—	3,309
Amount	$34,331	$3,205	$(26,615)	$—	$10,921	$41,448	$2,391	$(19,688)	$—	$24,151
Class I
Shares	4,299	326	(3,727)	—	898	5,463	334	(4,485)	—	1,312
Amount	$35,531	$2,683	$(30,357)	$—	$7,857	$40,444	$2,451	$(32,548)	$—	$10,347
Total
Shares	17,587	1,751	(16,770)	—	2,568	27,544	1,605	(20,066)	—	9,083
Amount	$144,449	$14,395	$(137,004)	$—	$21,840	$200,053	$11,773	$(145,697)	$—	$66,129

22

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	1	$8
For the Year Ended October 31, 2009	5	$34

7.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

8.	Subsequent Events:

At their meetings held on November 3-4, 2010, the Board of Directors approved changing the name of the Fund to The Hartford Municipal Opportunities Fund. This change is effective December 10, 2010.

9.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

23

The Hartford High Yield Municipal Bond Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
A	$8.02	$0.45	$–	$0.45	$0.90	$(0.45)	$–	$–	$(0.45)	$0.45	$8.47
B	8.01	0.38	–	0.47	0.85	(0.39)	–	–	(0.39)	0.46	8.47
C	8.02	0.39	–	0.46	0.85	(0.39)	–	–	(0.39)	0.46	8.48
I	8.03	0.47	–	0.46	0.93	(0.47)	–	–	(0.47)	0.46	8.49

For the Year Ended October 31, 2009
A	7.27	0.42	–	0.76	1.18	(0.43)	–	–	(0.43)	0.75	8.02
B	7.26	0.36	–	0.76	1.12	(0.37)	–	–	(0.37)	0.75	8.01
C	7.27	0.37	–	0.75	1.12	(0.37)	–	–	(0.37)	0.75	8.02
I	7.27	0.44	–	0.76	1.20	(0.44)	–	–	(0.44)	0.76	8.03

For the Year Ended October 31, 2008
A	9.46	0.49	–	(2.19)	(1.70)	(0.49)	–	–	(0.49)	(2.19)	7.27
B	9.46	0.42	–	(2.19)	(1.77)	(0.43)	–	–	(0.43)	(2.20)	7.26
C	9.46	0.42	–	(2.18)	(1.76)	(0.43)	–	–	(0.43)	(2.19)	7.27
I	9.47	0.51	–	(2.19)	(1.68)	(0.52)	–	–	(0.52)	(2.20)	7.27

From (date shares became available to the public) May 31, 2007, through October 31, 2007
A(E)	10.00	0.20	–	(0.54)	(0.34)	(0.20)	–	–	(0.20)	(0.54)	9.46
B(E)	10.00	0.17	–	(0.54)	(0.37)	(0.17)	–	–	(0.17)	(0.54)	9.46
C(E)	10.00	0.17	–	(0.54)	(0.37)	(0.17)	–	–	(0.17)	(0.54)	9.46
I(E)	10.00	0.21	–	(0.53)	(0.32)	(0.21)	–	–	(0.21)	(0.53)	9.47

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Shares became available to the public on May 31, 2007.
(F)	Not annualized.
(G)	Annualized.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

11.56%		$238,332	0.92%		0.92%		0.92%		5.49%		15%
10.82		7,475	1.72		1.72		1.72		4.68		–
10.85		128,723	1.68		1.68		1.68		4.72		–
11.93		81,795	0.68		0.68		0.68		5.72		–

16.93		222,328	0.92		0.85		0.85		5.81		26
16.00		7,523	1.75		1.68		1.68		4.97		–
16.04		111,097	1.69		1.62		1.62		5.04		–
17.30		70,162	0.69		0.62		0.62		6.04		–

(18.60)		171,281	0.92		0.40		0.40		5.61		65
(19.36)		4,664	1.73		1.19		1.19		4.81		–
(19.24)		76,650	1.70		1.17		1.17		4.86		–
(18.50)		54,029	0.69		0.17		0.17		5.84		–

(3.41)	(F)	46,261	1.03	(G)	0.25	(G)	0.25	(G)	4.83	(G)	23
(3.71)	(F)	1,333	1.82	(G)	1.00	(G)	1.00	(G)	4.05	(G)	–
(3.71)	(F)	11,236	1.81	(G)	1.00	(G)	1.00	(G)	4.19	(G)	–
(3.21)	(F)	6,879	0.80	(G)	–	(G)	–	(G)	5.22	(G)	–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford High Yield Municipal Bond Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford High Yield Municipal Bond Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

26

The Hartford High Yield Municipal Bond Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

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The Hartford High Yield Municipal Bond Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr.(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

28

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford High Yield Municipal Bond Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Tax-Exempt
	Income	Income	Total
Class A	0.451	N/A	0.451
Class B	0.385	N/A	0.385
Class C	0.388	N/A	0.388
Class I	0.470	N/A	0.470

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

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The Hartford High Yield Municipal Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,060.04	$4.57	$1,000.00	$1,020.77	$4.48	0.88%	184	365
Class B	$1,000.00	$1,057.12	$8.76	$1,000.00	$1,016.69	$8.59	1.69	184	365
Class C	$1,000.00	$1,057.21	$8.50	$1,000.00	$1,016.94	$8.34	1.64	184	365
Class I	$1,000.00	$1,062.49	$3.33	$1,000.00	$1,021.98	$3.26	0.64	184	365

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The Hartford High Yield Municipal Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford High Yield Municipal Bond Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations, taking into account the recent volatility of the municipal bond market. The Board also noted the recent changes to the Fund’s portfolio management team in response to the Fund’s performance record.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

33

The Hartford High Yield Municipal Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered HIFSCO’s proposal to lower the contractual expense limitations for each class of the Fund’s shares by 0.10%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

34

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Income Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Income Fund inception 10/31/2002
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to provide a high level of current income. Capital appreciation is a secondary objective.

Performance Overview(1) 10/31/02 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is  composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and  Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth  more or less than their original cost. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on fund distributions or the  redemption of fund shares.

Performance information may reflect historical or current expense  waivers/reimbursements from the investment adviser, without which performance  would have been lower. For information on current expense  waivers/reimbursements, please see the prospectus.

 Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
Income A#	8.82%	4.75%	5.23%
Income A##	3.93%	3.79%	4.62%
Income B#	8.13%	3.97%	4.46%
Income B##	3.13%	3.64%	4.46%
Income C#	8.14%	3.97%	4.48%
Income C##	7.14%	3.97%	4.48%
Income Y#	9.37%	5.05%	4.73%
Barclays Capital U.S. Aggregate Bond Index	8.01%	6.45%	5.46%

#	Without sales charge

##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset  value available to shareholders for sale or redemption of Fund shares on  October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)	Class Y shares commenced operations on 11/28/03.

Portfolio Managers
William H. Davison, Jr.	Michael Gray, CFA	Christopher J. Zeppieri, CFA
Managing Director	Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Income Fund returned 8.82%, before sales charge, for the twelve-month period ended October 31, 2010, versus the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 8.01%, and the 9.15% average return of the Lipper Corporate Debt A-Rated Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The year can be segmented into three distinct periods. The first period, October 2009 through March 2010, was characterized by economic and corporate optimism. Risky asset classes performed well, including a rise in most equity prices and a general tightening of credit spreads (i.e. Treasury and corporate bonds’ interest rates moving closer together). Interest rates rose over this period as market participants began to price in a robust recovery. Overweights (i.e. the Fund’s sector position was greater than the benchmark position) in High Yield bonds, Investment Grade credit, and Commercial Mortgage Backed Securities (CMBS) added to performance during this time. Toward the latter part of this first period we began realizing some of the gains from the Fund’s Investment Grade bond allocation.

The second period, April 2010 through June 2010, was characterized by a sharp selloff of risk assets and a corresponding flight to Treasuries by investors. Financial contagion concerns grew as Greece appeared at risk of restructuring its debt. Meanwhile, concerns over

2

financial reform had many investors moving to the relative safe harbor of U.S. Treasuries. Given the potential for a decline across spread sectors, the Fund’s allocation to these sectors was reduced. The Fund reduced its allocation to High Yield bonds and Bank Loans as market conditions appeared more ominous.

The final period, July 2010 through October 2010, was characterized by the implications of the U.S. Federal Reserve Bank’s (Fed) proposal of a second round of quantitative easing (QE2), a massive U.S. Treasury purchase program. Both risk assets and U.S. Treasuries improved as market participants factored in economic and market support.

Year over year, U.S. Treasury yields fell across the yield curve but especially within the 5-7 year portion of the curve, the area where the Fed was expected to conduct the bulk of its QE2 purchases. The Fund tactically positioned duration and curve exposure throughout the year; however profits and losses netted out and ended up having very little impact on the Fund’s performance over the period.

The Fund carried a benchmark-relative underweight (i.e. the Fund’s sector position was less than the benchmark position) to Mortgage Backed Securities (MBS) for the greater part of the year. We expected that spreads would widen following the end of the Fed’s MBS purchase program in March. Very little supply, however, combined with pent up demand kept MBS spreads at tight levels throughout the year.

On a year over year basis, most credit sectors produced positive returns (in excess of the benchmark). In general, the Fund’s overweight allocation to these sectors was the primary driver of benchmark-relative (i.e. performance of the Fund as measured against the benchmark) outperformance.

What is the outlook?

We start the next twelve month period with the Fed agreeing to buy almost all new issuance from the U.S. Treasury for the next six months, instituting QE2. This should be a powerful wind at our backs, and it should continue to support fixed income assets. Hopefully, longer-term it will also lead to stronger growth and reduce the prospects of a prolonged deflationary environment, which is the Fed’s stated goal in implementing QE2.

We do, however, remain skeptical that QE2 will lead us to sustainable economic expansion and so for now, we will likely remain long duration. We continue to focus on several catalysts for clues as to the direction of the U.S. and global economy and the prospects for financial assets. Small business confidence, employment and the consumer dominate our strategic view as the “normal” route out of economic malaise and towards sustainable growth. We believe an increase in consumer and small business confidence and spending will determine the course of rates and our relative positioning once the Fed completes this second round of purchases.

Effective December 10, 2010, the name of the Fund will change to The Hartford Corporate Opportunities Fund. In connection with this change, there will also be changes to the Fund’s investment strategy, which will allow the Fund to invest 65% of its total assets in Investment-Grade Securities rated BBB or better. Previously the Fund was allowed to invest 65% in securities rated A or better. Also, the Fund will be allowed to invest up to 35% of its total assets in senior floating rate interests, up from 15% of total assets. In addition, Ira Edelblum and Jim Serhant will be added as portfolio managers to the Fund while William Davison and Chris Zeppieri will no longer be part of the portfolio management team.

Distribution by Credit Quality
as of October 31, 2010

Percentage of
Credit Rating *	Net Assets
Aaa / AAA	4.7%
Aa / AA	2.0
A	10.9
Baa / BBB	17.7
Ba / BB	5.1
B	6.8
Caa / CCC or Lower	2.6
Unrated	0.3
U.S. Government Securities	48.1
Cash	1.3
Other Assets & Liabilities	0.5
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long-term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes cash-like instruments and other short-term instruments.

Diversification by Security Type
as of October 31, 2010

Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	9.6%
Call Options Purchased	0.0
Common Stocks	0.0
Corporate Bonds: Investment Grade	26.1
Corporate Bonds: Non-Investment Grade	12.9
Municipal Bonds	0.5
Preferred Stocks	0.3
Put Options Purchased	0.0
Senior Floating Rate Interests: Non-Investment Grade	1.1
U.S. Government Agencies	33.5
U.S. Government Securities	12.2
Warrants	0.0
Short-Term Investments	3.3
Other Assets and Liabilities	0.5
Total	100.0%

3

Diversification by Industry
as of October 31, 2010

Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	0.4%
Agriculture, Forestry, Fishing and Hunting	0.6
Air Transportation	0.4
Apparel Manufacturing	0.1
Arts, Entertainment and Recreation	2.2
Beverage and Tobacco Product Manufacturing	0.6
Chemical Manufacturing	1.6
Computer and Electronic Product
Manufacturing	0.4
Construction	0.2
Electrical Equipment, Appliance
Manufacturing	0.1
Finance and Insurance	21.5
Food Manufacturing	0.7
Food Services	0.1
Foreign Governments	0.6
Health Care and Social Assistance	1.2
Information	5.3
Machinery Manufacturing	0.4
Management of Companies and Enterprises	0.2
Mining	2.4
Miscellaneous Manufacturing	0.9
Paper Manufacturing	0.2
Petroleum and Coal Products Manufacturing	3.8
Pipeline Transportation	0.4
Plastics and Rubber Products Manufacturing	0.1
Primary Metal Manufacturing	1.0
Professional, Scientific and Technical Services	0.6
Rail Transportation	0.2
Real Estate and Rental and Leasing	0.3
Retail Trade	1.1
Transportation	0.2
Truck Transportation	0.1
U.S. Government Agencies	33.5
U.S. Government Securities	12.2
Utilities	1.9
Utilities - Electric	0.2
Utilities - Water and Sewer	0.1
Water Transportation	0.1
Wholesale Trade	0.0
Other Securities
Banks	0.3
Food, Beverage & Tobacco	0.0
Foreign Currency Option Contract	0.0
Software & Services	0.0
Short-Term Investments	3.3
Other Assets and Liabilities	0.5
Total	100.0%

4

The Hartford Income Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 9.6%
	Finance and Insurance - 9.6%
	Ally Automotive Receivables Trust
$50	3.00%, 10/15/2015 ■	$52
	Banc of America Commercial Mortgage, Inc.
150	5.48%, 01/15/2049	144
2,445	5.50%, 11/10/2039 ⌂►	50
6,204	5.75%, 06/10/2039 ⌂►	29
	Banc of America Large Loan
400	5.33%, 12/16/2043 ■	370
	Bank of America Automotive Trust
100	3.03%, 10/15/2016 ■	104
	Bayview Commercial Asset Trust
200	0.63%, 04/25/2036 ■Δ	135
4,698	2.83%, 07/25/2037 ■►	406
	Bear Stearns Commercial Mortgage Securities, Inc.
735	5.81%, 06/12/2043	804
	CBA Commercial Small Balance Commercial Mortgage
5,386	3.00%, 01/25/2039 ⌂►	431
618	4.58%, 07/25/2035 ■†Δ	35
3,316	5.45%, 06/25/2038 ■†Δ	290
	Chase Issuance Trust
360	5.12%, 10/15/2014	391
	Citigroup Commercial Mortgage Trust
685	5.70%, 12/10/2049 Δ	705
400	5.73%, 03/15/2049 Δ	402
465	6.09%, 12/10/2049 Δ	504
	Citigroup/Deutsche Bank Commercial Mortgage Trust
1,240	5.32%, 12/11/2049	1,293
310	5.35%, 01/15/2046 Δ	335
275	5.62%, 10/15/2048	298
615	5.89%, 11/15/2044	665
	Commercial Mortgage Pass-Through Certificates
210	4.72%, 03/10/2039	223
170	5.24%, 10/01/2020 ■☼	172
1,850	5.30%, 09/01/2020 ■►☼	211
4,743	5.50%, 03/10/2039 ⌂►	113
100	5.78%, 10/01/2020 ■☼	103
550	5.81%, 12/10/2049 Δ	595
1,995	8.25%, 10/01/2020 ■►☼	87
	Credit Suisse Mortgage Capital Certificates
628	5.31%, 12/15/2039	661
380	5.34%, 12/15/2039	351
	Credit-Based Asset Servicing and Securitization
167	0.53%, 05/25/2036 ■Δ	111
	Crest Clarendon Street
344	0.77%, 12/28/2017 ■Δ	327
	CW Capital Cobalt Ltd.
335	5.48%, 04/15/2047	351
	Equity One ABS, Inc.
3	2.76%, 07/25/2034 Δ	–
25	5.46%, 12/25/2033	9
	Ford Credit Automotive Owner Trust
246	4.28%, 05/15/2012	248
	GE Capital Commercial Mortgage Corp.
52,015	6.35%, 11/10/2045 ⌂►	34
	GE Capital Credit Card Master Note Trust
1,075	2.21%, 06/15/2016	1,104
770	3.69%, 07/15/2015	804
	GMAC Mortgage Corp. Loan Trust
139	5.75%, 10/25/2036	80
	Goldman Sachs Mortgage Securities Corp. II
535	5.56%, 11/10/2039	578
2,967	6.00%, 08/10/2020 ■►	278
	Greenwich Capital Commercial Funding Corp.
387	0.00%, 11/05/2021 ⌂●	–
635	5.44%, 03/10/2039 Δ	679
810	5.88%, 07/10/2038 Δ	892
	JP Morgan Automotive Receivable Trust
75	12.85%, 03/15/2012 ⌂†	4
	JP Morgan Chase Commercial Mortgage Securities Corp.
1,516	0.58%, 02/15/2019 ■Δ	1,397
278	4.72%, 01/15/2038	295
230	5.32%, 12/15/2044 Δ	214
625	5.34%, 05/15/2047	658
491	5.40%, 05/15/2045	537
625	5.42%, 01/15/2049	654
745	5.43%, 12/12/2043	801
270	5.46%, 01/15/2049 Δ	252
370	5.46%, 12/12/2043	354
1,647	5.50%, 01/15/2038 ⌂►	48
215	5.72%, 11/15/2043 ■Δ	214
285	5.93%, 02/12/2051 Δ	272
1,000	6.00%, 09/15/2020 ■►	110
1,000	10.00%, 10/15/2020 ■►	41
	LB-UBS Commercial Mortgage Trust
18,530	5.26%, 06/15/2036 ⌂►	35
485	5.42%, 02/15/2040 Δ	520
650	5.43%, 02/15/2040	685
	Lehman Brothers Small Balance Commercial
51	5.62%, 09/25/2036 ■	47
	Long Beach Asset Holdings Corp.
45	0.00%, 04/25/2046 ■●	–
	Merrill Lynch Mortgage Trust
160	5.11%, 07/12/2038 Δ	162
780	5.83%, 06/12/2050 Δ	770
	Merrill Lynch/Countrywide Commercial Mortgage Trust
430	5.20%, 12/12/2049	380
510	5.38%, 08/12/2048	521
385	5.48%, 03/12/2051 Δ	396
	Morgan Stanley Capital I
200	5.33%, 12/15/2043	218
565	5.64%, 04/12/2049 Δ	577
	Morgan Stanley Reremic Trust
770	5.81%, 08/12/2045 ■Δ	753
	Nationstar Home Equity Loan Trust
22	0.00%, 03/25/2037 ⌂●	–
	PSE&G Transition Funding LLC
70	6.61%, 06/15/2015	77
	RBSCF Trust
465	5.51%, 04/16/2047 ■Δ	451
	Renaissance Home Equity Loan Trust
344	5.58%, 11/25/2036 Δ	279

The accompanying notes are an integral part of these financial statements.

5

The Hartford Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 9.6% - (continued)
	Finance and Insurance - 9.6% - (continued)
$200	6.16%, 05/25/2036	$26
	Residential Funding Mortgage Securities, Inc.
1,110	6.00%, 07/25/2037 ⌂	996
	Sovereign Commercial Mortgage Securities
604	5.79%, 07/22/2030 ■Δ	628
	Wachovia Automotive Loan Owner Trust
230	5.15%, 07/20/2012 ■	231
	Wachovia Bank Commercial Mortgage Trust
170	5.34%, 11/15/2048	164
5,477	5.50%, 02/15/2041 ⌂►	120
215	5.51%, 04/15/2047	222
	Wamu Commercial Mortgage Securities Trust
1,220	6.13%, 03/23/2045 ■ΔΨ	603
	Wells Fargo Alternative Loan Trust
802	6.25%, 11/25/2037 ⌂	695
		30,861
	Utilities - 0.0%
	Detroit Edison Securitization
14	6.19%, 03/01/2013	14

	Total asset & commercial mortgage backed securities
	(cost $30,106)	$30,875

CORPORATE BONDS: INVESTMENT GRADE - 26.1%
	Arts, Entertainment and Recreation - 1.2%
	DirecTV Holdings LLC
$610	7.63%, 05/15/2016	$683
	Grupo Televisa S.A.
513	6.63%, 01/15/2040	567
	NBC Universal, Inc.
320	4.38%, 04/01/2021 ■	327
640	5.15%, 04/30/2020 ■	695
340	5.95%, 04/01/2041 ■	347
	Time Warner Entertainment Co., L.P.
1,065	8.38%, 07/15/2033	1,345
		3,964
	Beverage and Tobacco Product Manufacturing - 0.5%
	Altria Group, Inc.
575	10.20%, 02/06/2039	845
	Anheuser-Busch Cos., Inc.
40	8.20%, 01/15/2039 ■	57
	Anheuser-Busch InBev N.V.
475	7.75%, 01/15/2019 ■	614
		1,516
	Chemical Manufacturing - 1.3%
	Dow Chemical Co.
1,315	8.55%, 05/15/2019	1,689
	Incitec Pivot Finance LLC
1,325	6.00%, 12/10/2019 ■	1,405
	Yara International ASA
770	7.88%, 06/11/2019 ■	959
		4,053
	Computer and Electronic Product Manufacturing - 0.1%
	Seagate Technology International
405	10.00%, 05/01/2014 ■	494

	Electrical Equipment, Appliance Manufacturing - 0.1%
	Corning, Inc.
225	5.75%, 08/15/2040	228

	Finance and Insurance - 9.7%
	American Express Credit Corp.
1,270	2.75%, 09/15/2015	1,281
	Bank of America Corp.
2,000	2.10%, 04/30/2012	2,051
715	5.63%, 07/01/2020	741
355	7.38%, 05/15/2014	403
	BankBoston Capital Trust
600	1.04%, 06/15/2027 Δ	421
	CDP Financial, Inc.
1,285	4.40%, 11/25/2019 ■‡	1,370
	Citigroup, Inc.
550	2.13%, 04/30/2012	564
410	5.38%, 08/09/2020	432
477	6.38%, 08/12/2014	535
380	8.13%, 07/15/2039	478
562	8.50%, 05/22/2019	706
	Comerica, Inc.
163	3.00%, 09/16/2015	166
	Corpoacion Andina De Fomento
515	3.75%, 01/15/2016	523
90	8.13%, 06/04/2019	112
	Deutsche Bank Capital Funding Trust
90	5.63%, 01/19/2016 ■♠	81
	General Electric Capital Corp.
850	5.63%, 05/01/2018	950
	Goldman Sachs Group, Inc.
710	3.70%, 08/01/2015	735
	Guardian Life Insurance Co.
409	7.38%, 09/30/2039 ■	477
	Jefferies Group, Inc.
494	8.50%, 07/15/2019	583
	JP Morgan Chase & Co.
415	4.25%, 10/15/2020	418
670	4.40%, 07/22/2020	682
325	5.50%, 10/15/2040	327
	JP Morgan Chase Capital II
210	0.97%, 02/01/2027 Δ	167
	JP Morgan Chase Capital XXV
267	6.80%, 10/01/2037	266
	Lloyds Banking Group plc
1,085	4.38%, 01/12/2015 ■	1,137
	Massachusetts Mutual Life Insurance Co.
218	8.88%, 06/01/2039 ■	288
	MBNA America Bank N.A.
505	7.13%, 11/15/2012	548
	Mellon Capital IV
229	6.24%, 06/20/2012 ♠Δ	211
	Merrill Lynch & Co., Inc.
925	6.05%, 05/16/2016	979
	Morgan Stanley
280	5.95%, 12/28/2017	303
2,010	6.25%, 08/28/2017	2,217
	Myriad International Holdings B.V.
600	6.38%, 07/28/2017 ■	631
	Nationwide Mutual Insurance Co.
800	9.38%, 08/15/2039 ■	938

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 26.1% - (continued)
	Finance and Insurance - 9.7% - (continued)
	NBD Bancorp, Inc.
$960	8.25%, 11/01/2024	$1,182
	New York Life Insurance Co.
393	6.75%, 11/15/2039 ■	467
	Northgroup Preferred Capital Corp.
638	6.38%, 10/15/2017 ■♠Δ	605
	Ohio National Financial Services, Inc.
893	6.38%, 04/30/2020 ■	963
	PNC Preferred Funding Trust II
1,000	6.11%, 03/15/2012 ■♠Δ	723
	Prudential Financial, Inc.
1,500	6.20%, 01/15/2015	1,704
	Rabobank Netherlands
569	11.00%, 06/30/2019 ■♠	759
	Royal Bank of Scotland plc
880	3.95%, 09/21/2015	907
	Santander U.S. Debt S.A.
600	3.72%, 01/20/2015 ■	610
	Transcapitalinvest Ltd.
400	5.67%, 03/05/2014 §	425
	UBS AG Stamford CT
345	4.88%, 08/04/2020	370
	VTB Capital S.A.
700	6.55%, 10/13/2020 ■	707
	ZFS Finance USA Trust I
182	6.50%, 05/09/2037 ■Δ	174
		31,317
	Food Manufacturing - 0.5%
	Kraft Foods, Inc.
838	5.38%, 02/10/2020	939
	Wrigley Jr., William Co.
630	3.70%, 06/30/2014 ■	658
		1,597
	Foreign Governments - 0.4%
	Brazil (Republic of)
300	4.88%, 01/22/2021	333
292	8.00%, 01/15/2018	352
	South Africa (Republic of)
680	5.88%, 05/30/2022	789
		1,474
	Health Care and Social Assistance - 0.6%
	CVS Corp.
1,038	8.35%, 07/10/2031 ■	1,289
	Pfizer, Inc.
400	7.20%, 03/15/2039	531
		1,820
	Information - 2.4%
	America Movil S.A. de C.V.
300	5.00%, 03/30/2020	328
700	6.13%, 03/30/2040	774
	AT&T, Inc.
560	5.35%, 09/01/2040 ■	550
	Cellco Partnership - Verizon Wireless Capital
477	8.50%, 11/15/2018	653
	Cingular Wireless Services, Inc.
210	8.13%, 05/01/2012	233
	France Telecom S.A.
290	2.13%, 09/16/2015	294
	Oracle Corp.
545	5.38%, 07/15/2040 ■	569
	Qwest Corp.
465	7.20%, 11/10/2026	468
470	7.25%, 10/15/2035	476
	Rogers Cable, Inc.
205	8.75%, 05/01/2032	265
	Rogers Communications, Inc.
931	7.50%, 03/15/2015	1,146
	TCI Communications, Inc.
380	8.75%, 08/01/2015	483
	Telecom Italia Capital
279	7.18%, 06/18/2019	336
307	7.72%, 06/04/2038	353
	Telefonica Emisiones SAU
355	5.13%, 04/27/2020	389
	Telemar Norte Leste S.A.
315	5.50%, 10/23/2020 ■	317
	Time Warner Cable, Inc.
52	8.25%, 04/01/2019	68
		7,702
	Machinery Manufacturing - 0.3%
	Ingersoll-Rand Global Holding Co.
718	6.88%, 08/15/2018	863

	Management of Companies and Enterprises - 0.2%
	Votorantim Participacoes
600	6.75%, 04/05/2021 ■	661

	Mining - 2.1%
	Anglo American Capital plc
500	2.15%, 09/27/2013 ■	509
732	9.38%, 04/08/2014 ■	899
	Anglogold Holdings plc
580	5.38%, 04/15/2020	619
135	6.50%, 04/15/2040	137
	Barrick Gold Corp.
170	6.95%, 04/01/2019	217
	Cliff's Natural Resources, Inc.
270	4.80%, 10/01/2020	275
375	5.90%, 03/15/2020	412
	Rio Tinto Finance USA Ltd.
415	3.50%, 11/02/2020	415
880	5.88%, 07/15/2013	995
265	9.00%, 05/01/2019	373
	Southern Copper Corp.
315	5.38%, 04/16/2020	334
545	6.75%, 04/16/2040	586
	Teck Resources Ltd.
455	10.75%, 05/15/2019	581
	Vale Overseas Ltd.
360	6.88%, 11/10/2039	413
		6,765
	Miscellaneous Manufacturing - 0.7%
	Meccanica Holdings USA, Inc.
682	6.25%, 07/15/2019 - 01/15/2040 ■	704
	Tyco Electronics Group S.A.
439	6.55%, 10/01/2017	512

The accompanying notes are an integral part of these financial statements.

7

The Hartford Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 26.1% - (continued)
	Miscellaneous Manufacturing - 0.7% - (continued)
	Tyco International Ltd.
$762	8.50%, 01/15/2019	$1,007
		2,223
	Petroleum and Coal Products Manufacturing - 2.4%
	Gazprom International S.A.
557	7.20%, 02/01/2020 §	599
	Motiva Enterprises LLC
215	5.75%, 01/15/2020 ■	248
420	6.85%, 01/15/2040 ■	495
	Nabors Industries, Inc.
150	5.00%, 09/15/2020 ■	153
537	9.25%, 01/15/2019	690
	Pemex Project Funding Master Trust
405	6.63%, 06/15/2035	449
	Petrobras International Finance Co.
770	6.88%, 01/20/2040	891
	Rowan Cos., Inc.
606	7.88%, 08/01/2019	725
	Sempra Energy
560	6.50%, 06/01/2016	676
588	9.80%, 02/15/2019	818
	TNK-BP Finance S.A.
200	6.63%, 03/20/2017 §	213
	Transocean, Inc.
1,085	1.50%, 12/15/2037۞	1,049
	Valero Energy Corp.
650	9.38%, 03/15/2019	833
		7,839
	Pipeline Transportation - 0.3%
	TransCanada Pipelines Ltd.
95	3.80%, 10/01/2020	98
580	7.25%, 08/15/2038	736
		834
	Primary Metal Manufacturing - 1.0%
	Alcoa, Inc.
865	5.95%, 02/01/2037	819
540	6.15%, 08/15/2020	570
	ArcelorMittal
720	7.00%, 10/15/2039	725
690	9.00%, 02/15/2015	842
	Gerdau S.A.
315	5.75%, 01/30/2021 ■	326
		3,282
	Rail Transportation - 0.2%
	Norfolk Southern Corp.
635	5.75%, 04/01/2018	735

	Real Estate and Rental and Leasing - 0.3%
	COX Communications, Inc.
350	6.25%, 06/01/2018 ■	404
300	8.38%, 03/01/2039 ■	395
	US Bank Realty Corp.
325	6.09%, 01/15/2012 ■♠Δ	247
		1,046
	Retail Trade - 0.4%
	Ahold Lease USA, Inc.
1,067	8.62%, 01/02/2025	1,223

	Utilities - 1.3%
	Colbun S.A.
100	6.00%, 01/21/2020 ■	108
	Commonwealth Edison Co.
1,405	5.80%, 03/15/2018	1,637
	Duke Energy Corp.
250	7.00%, 11/15/2018	317
	Georgia Power Co.
410	5.40%, 06/01/2040	423
	Pacific Gas & Electric Energy Recovery Funding LLC
701	8.25%, 10/15/2018	943
	PSEG Power LLC
770	5.50%, 12/01/2015	881
		4,309
	Water Transportation - 0.1%
	SCF Capital Ltd.
200	5.38%, 10/27/2017 ■	196

	Total corporate bonds: investment grade
	(cost $76,169)	$84,141

CORPORATE BONDS: NON-INVESTMENT GRADE - 12.9%
	Accommodation and Food Services - 0.4%
	Marina District Finance Co., Inc.
$350	9.50%, 10/15/2015 ■	$345
	MGM Mirage, Inc.
130	11.13%, 11/15/2017	150
	MGM Resorts International
380	11.38%, 03/01/2018	394
	Wynn Las Vegas LLC
315	7.75%, 08/15/2020 ■	342
		1,231
	Agriculture, Forestry, Fishing and Hunting - 0.6%
	Sino-Forest Corp.
490	6.25%, 10/21/2017 ■	492
	Tyson Foods, Inc.
1,290	7.35%, 04/01/2016	1,435
115	10.50%, 03/01/2014	138
		2,065
	Air Transportation – 0.1%
	Continental Airlines, Inc.
100	6.56%, 02/15/2012	104
59	6.80%, 08/02/2018	59
		163
	Apparel Manufacturing - 0.1%
	Quiksilver, Inc.
345	6.88%, 04/15/2015	336

	Arts, Entertainment and Recreation - 0.7%
	Cenveo, Inc.
70	10.50%, 08/15/2016 ■	72
	Echostar DBS Corp.
371	6.63%, 10/01/2014	393
	FireKeepers Development Authority
500	13.88%, 05/01/2015 ■	586
	Knight Ridder, Inc.
230	6.88%, 03/15/2029	130
	Marquee Holdings, Inc.
300	9.51%, 08/15/2014	248

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 12.9% - (continued)
	Arts, Entertainment and Recreation - 0.7% - (continued)
	McClatchy Co.
$150	11.50%, 02/15/2017	$161
	TL Acquisitions, Inc.
460	13.25%, 07/15/2015 ■	487
	XM Satellite Radio, Inc.
286	13.00%, 08/01/2013 ■	341
		2,418
	Beverage and Tobacco Product Manufacturing - 0.1%
	Constellation Brands, Inc.
160	8.38%, 12/15/2014	180

	Chemical Manufacturing - 0.3%
	Hexion U.S. Finance Corp.
92	9.00%, 11/15/2020 ■☼	96
	Lyondell Chemical Co.
725	11.00%, 05/01/2018	812
		908
	Computer and Electronic Product Manufacturing - 0.3%
	Advanced Micro Devices, Inc.
300	8.13%, 12/15/2017	324
	Jabil Circuit, Inc.
31	5.63%, 12/15/2020	31
48	8.25%, 03/15/2018	57
	Sorenson Communications
299	10.50%, 02/01/2015 ■	181
	Stratus Technologies, Inc.
300	12.00%, 03/29/2015 ⌂	252
		845
	Construction - 0.2%
	Odebrecht Finance Ltd.
500	7.00%, 04/21/2020 §	549
	Urbi Desarrollos Urbanos
100	9.50%, 01/21/2020 §	116
		665
	Finance and Insurance - 2.2%
	Ally Financial, Inc.
655	7.50%, 09/15/2020 ■	708
	American General Finance Corp.
1,550	6.90%, 12/15/2017	1,290
	CIT Group, Inc.
975	7.00%, 05/01/2017	970
	Discover Financial Services, Inc.
750	10.25%, 07/15/2019	959
	Ford Motor Credit Co.
875	6.63%, 08/15/2017	979
	Host Marriott L.P.
575	6.75%, 06/01/2016	597
	Icahn Enterprises L.P.
155	7.75%, 01/15/2016	159
	Liberty Mutual Group, Inc.
390	10.75%, 06/15/2058 ■	484
	Provident Funding Associates
125	10.25%, 04/15/2017 ■	130
	SLM Corp.
680	8.00%, 03/25/2020	687
		6,963
	Food Manufacturing - 0.2%
	Smithfield Foods, Inc.
515	10.00%, 07/15/2014 ■	593

	Food Services - 0.1%
	Arcos Dorados S.A.
305	7.50%, 10/01/2019 ■	336

	Foreign Governments - 0.2%
	Argentina (Republic of)
333	7.00%, 10/03/2015	317
	Colombia (Republic of)
100	7.38%, 03/18/2019	128
	El Salvador (Republic of)
282	7.65%, 06/15/2035 §	320
		765
	Health Care and Social Assistance - 0.6%
	Biomet, Inc.
390	10.38%, 10/15/2017	435
	HCA, Inc.
165	9.25%, 11/15/2016	178
	IASIS Healthcare Capital Corp.
490	8.75%, 06/15/2014	502
	Select Medical Corp.
250	7.63%, 02/01/2015	253
	Valeant Pharmaceuticals International
400	7.00%, 10/01/2020 ■	420
		1,788
	Information - 2.5%
	Charter Communications Holdings II LLC
250	13.50%, 11/30/2016	299
	Charter Communications Operating LLC
415	8.00%, 04/30/2012 ■	442
	Citizens Communications Co.
170	7.88%, 01/15/2027	178
	Clearwire Corp.
250	12.00%, 12/01/2015 ■	277
	Cricket Communications, Inc.
325	7.75%, 05/15/2016	350
	CSC Holdings LLC
425	8.50%, 04/15/2014	474
	Frontier Communications Corp.
195	8.25%, 04/15/2017	222
	GXS Worldwide, Inc.
215	9.75%, 06/15/2015	222
	Intelsat Bermuda Ltd.
730	9.25%, 06/15/2016 ⌂	781
	Intelsat Intermediate Holdings Ltd.
585	9.50%, 02/01/2015	608
	Level 3 Financing, Inc.
345	10.00%, 02/01/2018	330
	MetroPCS Wireless, Inc.
360	9.25%, 11/01/2014	377
	MTS International Funding Ltd.
305	8.63%, 06/22/2020 ■	354
	Qwest Communications International, Inc.
820	7.50%, 02/15/2014	836
	Sprint Capital Corp.
620	8.75%, 03/15/2032	681

The accompanying notes are an integral part of these financial statements.

9

The Hartford Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 12.9% - (continued)
	Information - 2.5% - (continued)
	Trilogy International Partners LLC
$380	10.25%, 08/15/2016 ■	$372
	Videotron Ltee
330	9.13%, 04/15/2018	372
	Wind Acquisition Finance S.A.
265	11.75%, 07/15/2017 ■	302
	Windstream Corp.
685	8.63%, 08/01/2016	728
		8,205
	Machinery Manufacturing - 0.1%
	Case New Holland, Inc.
59	7.88%, 12/01/2017 ■	66
	Goodman Global, Inc.
150	13.50%, 02/15/2016	165
		231
	Mining - 0.3%
	Alrosa Finance S.A.
300	7.75%, 11/03/2020 ■	300
	Consol Energy, Inc.
452	8.00%, 04/01/2017 ■	495
	FMG Resources Pty Ltd.
73	7.00%, 11/01/2015 ■	75
		870
	Miscellaneous Manufacturing - 0.2%
	L-3 Communications Corp.
328	6.38%, 10/15/2015	338
	Reynolds Group Issuer, Inc.
200	7.13%, 04/15/2019 ■	208
		546
	Paper Manufacturing - 0.2%
	Domtar Corp
105	10.75%, 06/01/2017	132
	Georgia-Pacific LLC
350	8.25%, 05/01/2016 ■	401
		533
	Petroleum and Coal Products Manufacturing - 1.4%
	Anadarko Petroleum Corp.
725	6.38%, 09/15/2017	806
	Chesapeake Energy Corp.
690	9.50%, 02/15/2015	801
	Drummond Co., Inc.
390	7.38%, 02/15/2016	402
	Exco Resources, Inc.
400	7.50%, 09/15/2018	394
	Headwaters, Inc.
355	11.38%, 11/01/2014	376
	Kazmunaigaz Finance Sub B.V.
710	8.38%, 07/02/2013 ■	778
	Opti Canada, Inc.
110	8.25%, 12/15/2014	83
	Plains Exploration & Production Co.
290	7.75%, 06/15/2015	306
	Regency Energy Partners L.P.
115	9.38%, 06/01/2016	129
	Williams Companies, Inc.
500	8.75%, 03/15/2032	601
		4,676
	Pipeline Transportation - 0.1%
	El Paso Corp.
115	7.00%, 06/15/2017	125
	Energy Transfer Equity L.P.
148	7.50%, 10/15/2020	161
	Tennessee Gas Pipeline Co.
100	8.38%, 06/15/2032	119
		405
	Plastics and Rubber Products Manufacturing - 0.1%
	Titan International, Inc.
164	7.88%, 10/01/2017 ■	171

	Professional, Scientific and Technical Services - 0.5%
	Affinion Group, Inc.
1,200	11.50%, 10/15/2015	1,272
347	11.63%, 11/15/2015 ■	357
		1,629
	Real Estate and Rental and Leasing - 0.0%
	Rent-A-Center, Inc.
39	6.63%, 11/15/2020 ■	39

	Retail Trade - 0.7%
	Dollar General Corp.
485	10.63%, 07/15/2015	536
	Federated Retail Holdings, Inc.
440	5.90%, 12/01/2016	476
	Great Atlantic & Pacific Tea Co., Inc.
120	11.38%, 08/01/2015 ■	88
	Parkson Retail Group Ltd.
460	7.88%, 11/14/2011	477
	Sears Holdings Corp.
605	6.63%, 10/15/2018 ■	604
	Supervalu, Inc.
190	8.00%, 05/01/2016	193
		2,374
	Truck Transportation - 0.1%
	Swift Transportation Co., Inc.
335	12.50%, 05/15/2017 ■	347

	Utilities - 0.6%
	AES Corp.
390	8.00%, 10/15/2017	429
	AES El Salvador Trust
510	6.75%, 02/01/2016 §	493
	CenterPoint Energy, Inc.
435	6.85%, 06/01/2015	508
	Edison Mission Energy
231	7.00%, 05/15/2017	170
	NRG Energy, Inc.
275	7.25%, 02/01/2014	282
160	8.50%, 06/15/2019	171
		2,053
	Wholesale Trade - 0.0%
	Spectrum Brands, Inc.
115	9.50%, 06/15/2018 ■	128

	Total corporate bonds: non-investment grade
	(cost $39,098)	$41,463
The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
MUNICIPAL BONDS - 0.5%
	Transportation - 0.2%
	Connecticut State Special Tax Obligation Rev
$455	5.46%, 11/01/2030	$456

	Utilities - Electric - 0.2%
	Georgia Municipal Elec Auth
635	6.64%, 04/01/2057	652

	Utilities - Water and Sewer - 0.1%
	San Francisco City & County Public Utilities Commission
445	6.00%, 11/01/2040	449

	Total municipal bonds
	(cost $1,539)	$1,557

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 1.1%
	Air Transportation - 0.3%
	Delta Air Lines, Inc.
$990	8.75%, 09/27/2013 ±	$1,000

	Arts, Entertainment and Recreation - 0.3%
	24 Hour Fitness Worldwide, Inc.
998	6.75%, 04/15/2016 ±	949

	Finance and Insurance - 0.0%
	Nuveen Investments, Inc.
80	12.50%, 07/31/2015 ±	87

	Information - 0.4%
	Securus Technologies, Inc.
765	8.00%, 10/31/2014 ±	767
	WideOpenWest Finance LLC
499	6.51%, 06/29/2015 ±	444
		1,211
	Professional, Scientific and Technical Services - 0.1%
	Advantage Sales & Marketing, Inc.
400	8.50%, 05/05/2017 ±	404

	Total senior floating rate interests: non- investment grade
	(cost $3,697)	$3,651

U.S. GOVERNMENT AGENCIES - 33.5%
	Federal Home Loan Mortgage Corporation - 5.1%
$10,068	5.50%, 10/01/2032 - 02/01/2040	$10,867
5,394	6.00%, 01/15/2032 - 12/01/2037	5,699
		16,566
	Federal National Mortgage Association - 17.8%
4,335	4.00%, 07/01/2025	4,553
17,917	4.50%, 04/01/2025 - 08/01/2040	18,934
17,546	5.00%, 11/01/2017 - 03/01/2036	18,758
1,846	5.50%, 12/01/2032 - 10/01/2034	2,011
9,007	6.00%, 07/01/2036 - 05/01/2038	9,791
2,881	6.50%, 09/01/2036 - 08/01/2038	3,183
		57,230
	Government National Mortgage Association - 8.8%
8,900	4.00%, 10/20/2040	9,269
$17,824	4.50%, 05/15/2040 - 09/20/2040	$18,989
		28,258
	Other Government Agencies - 1.8%
	Small Business Administration Participation Certificates:
1,185	3.88%, 06/01/2030	1,262
1,325	4.11%, 05/01/2030	1,429
1,398	4.14%, 02/01/2030	1,501
964	4.36%, 04/01/2030	1,051
598	4.92%, 10/01/2023	648
		5,891
	Total U.S. government agencies
	(cost $106,177)	$107,945

U.S. GOVERNMENT SECURITIES - 12.2%
	U.S. Treasury Securities - 12.2%
	U.S. Treasury Bonds - 3.1%
$2,841	3.88%, 08/15/2040	$2,781
1,126	4.38%, 05/15/2040	1,199
1,596	4.63%, 02/15/2040	1,771
3,470	5.38%, 02/15/2031	4,312
		10,063
	U.S. Treasury Notes - 5.3%
4,879	1.00%, 10/31/2011	4,915
1,653	1.25%, 08/31/2015	1,663
6,470	1.25%, 07/15/2020 ◄	6,955
3,521	2.63%, 08/15/2020	3,524
		17,057
	U.S. Treasury Strips - 3.8%
12,269	1.25%, 09/30/2015	12,326

		39,446
	Total U.S. government securities
	(cost $39,816)	$39,446

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.0%
	Foreign Currency Option Contract - 0.0%
	AUD/USD/MXN Binary
350	Expiration: 12/06/2010 и	$–
	EUR/USD Currency Swaption
6,402	Expiration: 11/03/2010, Exercise Price: 1.38
	(EUR/USD)	75
		75
	Total call options purchased
	(cost $99)	$75

The accompanying notes are an integral part of these financial statements.

11

The Hartford Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Contracts			Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
	Foreign Currency Option Contract - 0.0%
	AUD/MXN Currency Swaption
3,977	Expiration: 12/16/2010, Exercise Price: 10.50 (AUD/MXN)		$3
	USD/JPY Currency Swaption
6,350	Expiration: 11/04/2010, Exercise Price: 82.00 (USD/JPY)		129
			132
	Total put options purchased
	(cost $124)		$132

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 0.0%
	Software & Services - 0.0%
5	Stratus Technologies, Inc. ⌂†		$–

	Total common stocks
	(cost $–)		$–

PREFERRED STOCKS - 0.3%
	Banks - 0.3%
1	US Bancorp, 7.19%		$933

	Software & Services - 0.0%
1	Stratus Technologies, Inc. ⌂†		–

	Total preferred stocks
	(cost $834)		$933

WARRANTS - 0.0%

	Food, Beverage & Tobacco - 0.0%
–	ASG ■		$23

	Total warrants
	(cost $9)		$23

	Total long-term investments
	(cost $297,668)		$310,241

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 3.3%
	Investment Pools and Funds - 0.0%
1	JP Morgan U.S. Government Money Market Fund		$1

	Repurchase Agreements - 0.9%
	BNP Paribas Securities Corp. Joint Repurchase Agreement (maturing on 11/01/2010 in the amount of $737, collateralized by U.S. Treasury Bond 6.25%, 2030, value of $758)
$737	0.21%, 10/31/2010		737
736	Deutsche Bank Securities TriParty Joint Repurchase Agreement (maturing on 11/01/2010 in the amount of $736, collateralized by U.S. Treasury Bill 1.50%, 2010, U.S. Treasury Note 1.88%, 2017, value of $748) 0.21%, 10/31/2010		736
457	RBS Greenwich Capital Markets TriParty Joint Repurchase Agreement (maturing on 11/01/2010 in the amount of $457, collateralized by U.S. Treasury Note 4.25%, 2014, value of $467) 0.20%, 10/31/2010		457
1,105	UBS Securities, Inc. Joint Repurchase Agreement (maturing on 11/01/2010 in the amount of $1,105, collateralized by U.S. Treasury Note 0.88% - 3.25%, 2012 - 2016, value of $1,128) 0.21%, 10/31/2010		1,105
			3,035
	U.S. Treasury Bills - 2.4%
500	0.12%, 1/27/2011 □○Ø		500
7,000	0.14%, 11/18/2010 ○		6,999
			7,499
	Total short-term investments
	(cost $10,535)		$10,535

	Total investments
	(cost $308,203) ▲	99.5%	$320,776
	Other assets and liabilities	0.5%	1,594
	Total net assets	100.0%	$322,370

The accompanying notes are an integral part of these financial statements.

12

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.6% of total net assets at October 31, 2010.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $308,399 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$15,609
Unrealized Depreciation	(3,232)
Net Unrealized Appreciation	$12,377

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at October 31, 2010, was $329, which represents 0.10% of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $42,152, which represents 13.08% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2010, the aggregate value of these securities amounted to $2,715, which represents 0.84% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2010.

◄
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2010 was $1,212.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2010.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

и
This security has exercise limitations. It can only be exercised on expiration date, provided that two conditions are met: the Australian Dollar exchange rate is less than 0.805 and the Mexican Peso exchange rate is less than 12.55. If these conditions are not met, the option can not be exercised.

♦
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

□	Security pledged as initial margin deposit for open futures contracts at October 31, 2010 as follows:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
2 Year U.S. Treasury Note	140	Long	12/31/2010	$30,798	$30,723	$75
5 Year U.S. Treasury Note	6	Long	12/31/2010	730	731	(1)
10 Year U.S. Treasury Note	98	Short	12/21/2010	12,376	12,419	43
U.S. Long Bond	15	Short	12/21/2010	1,964	1,978	14
						$131

*	The number of contracts does not omit 000's.

Ø	At October 31, 2010, the maximum delivery obligation of the open put options written is $13,020. Securities valued at $30 collateralized the open put options written as follows:

							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
10 Year U.S. Treasury Note	Future	$124.00	11/29/2010	105	$30	$73	$43

*	The number of contracts does not omit 000's

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
03/2004	$2,445	Banc of America Commercial Mortgage, Inc., 5.50%, 11/10/2039 - 144A	$45
07/2004	$6,204	Banc of America Commercial Mortgage, Inc., 5.75%, 06/10/2039 - 144A	23
11/2006 - 08/2007	$5,386	CBA Commercial Small Balance Commercial Mortgage, 3.00%, 01/25/2039 - 144A	486
03/2004	$4,743	Commercial Mortgage Pass-Through Certificates, 5.50%, 03/10/2039 - 144A	115
12/2005	$52,015	GE Capital Commercial Mortgage Corp., 6.35%, 11/10/2045 - 144A	17
05/2007	$387	Greenwich Capital Commercial Funding Corp., 0.00%, 11/05/2021 - 144A	375
06/2006 - 06/2007	$730	Intelsat Bermuda Ltd., 9.25%, 06/15/2016	759
03/2007	$75	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	75
03/2004 - 08/2006	$1,647	JP Morgan Chase Commercial Mortgage Securities Corp., 5.50%, 01/15/2038 - 144A	46
04/2005 - 10/2007	$18,530	LB-UBS Commercial Mortgage Trust, 5.26%, 06/15/2036 - 144A	–
04/2007	$22	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	22
06/2009	$1,110	Residential Funding Mortgage Securities, Inc., 6.00%, 07/25/2037	814
03/2010	1	Stratus Technologies, Inc.	–
03/2010	5	Stratus Technologies, Inc.	–
03/2010 - 04/2010	$300	Stratus Technologies, Inc., 12.00%, 03/29/2015 - 144A	290
02/2004	$5,477	Wachovia Bank Commercial Mortgage Trust, 5.50%, 02/15/2041 - 144A	100
03/2008	$802	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	649

The aggregate value of these securities at October 31, 2010, was $3,588, which represents 1.11% of total net assets.

The accompanying notes are an integral part of these financial statements.

14

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
British Pound	Citigroup Global Markets	Sell	$3,205	$3,179	11/05/2010	$(26)
British Pound	Citigroup Global Markets	Sell	3,204	3,174	11/12/2010	(30)
British Pound	Morgan Stanley	Buy	8,453	8,368	11/01/2010	85
British Pound	Morgan Stanley	Sell	8,453	8,324	11/01/2010	(129)
British Pound	Wells Fargo	Buy	3,204	3,167	11/05/2010	37
British Pound	Wells Fargo	Buy	3,204	3,177	11/12/2010	27
British Pound	Wells Fargo	Sell	3,204	3,185	11/15/2010	(19)
Canadian Dollar	Banc of America Securities	Sell	1,384	1,386	11/01/2010	2
Canadian Dollar	Deutsche Bank Securities	Buy	3,188	3,200	11/01/2010	(12)
Canadian Dollar	Deutsche Bank Securities	Sell	3,188	3,166	11/01/2010	(22)
Euro	Banc of America Securities	Buy	1,684	1,698	11/02/2010	(14)
Euro	Citigroup Global Markets	Sell	3,201	3,176	11/02/2010	(25)
Euro	Morgan Stanley	Buy	3,201	3,228	11/03/2010	(27)
Euro	Morgan Stanley	Buy	7,282	7,232	11/02/2010	50
Euro	Morgan Stanley	Sell	7,373	7,388	11/02/2010	15
Euro	Wells Fargo	Buy	1,608	1,622	11/02/2010	(14)
Euro	Wells Fargo	Buy	3,201	3,212	11/05/2010	(11)
Euro	Wells Fargo	Sell	3,201	3,204	11/03/2010	3
Euro	Wells Fargo	Sell	3,201	3,202	11/05/2010	1
Japanese Yen	Citigroup Global Markets	Buy	3,206	3,179	11/05/2010	27
Japanese Yen	Citigroup Global Markets	Buy	3,270	3,175	11/12/2010	95
Japanese Yen	Wells Fargo	Sell	6,436	6,380	11/05/2010	(56)
Japanese Yen	Wells Fargo	Sell	3,223	3,177	11/12/2010	(46)
Japanese Yen	Wells Fargo	Buy	3,237	3,202	11/05/2010	35
Japanese Yen	Wells Fargo	Buy	3,208	3,186	11/15/2010	22
						$(32)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Income Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$30,875	$–	$27,610	$3,265
Call Options Purchased	75	75	–	–
Common Stocks ‡	–	–	–	–
Corporate Bonds: Investment Grade	84,141	–	82,722	1,419
Corporate Bonds: Non-Investment Grade	41,463	–	40,969	494
Municipal Bonds	1,557	–	1,557	–
Preferred Stocks	933	–	933	–
Put Options Purchased	132	132	–	–
Senior Floating Rate Interests: Non-Investment Grade	3,651	–	3,651	–
U.S. Government Agencies	107,945	–	107,945	–
U.S. Government Securities	39,446	25,586	13,860	–
Warrants	23	23	–	–
Short-Term Investments	10,535	1	10,534	–
Total	$320,776	$25,817	$289,781	$5,178
Foreign Currency Contracts *	399	–	399	–
Futures *	132	132	–	–
Written Options *	43	43	–	–
Total	$574	$175	$399	$–
Liabilities:
Foreign Currency Contracts *	431	–	431	–
Futures *	1	1	–	–
Total	$432	$1	$431	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	October
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	31, 2010
Assets:
Asset & Commercial Mortgage Backed Securities	$2,710	$(557)	$1,217	†	$(188)	$1,283	$(1,045)	$9	$(164)	$3,265
Common Stock	—	—	—	‡	—	—	—	—	—	—
Corporate Bonds	1,216	2	97 §		1	1,048	(82)	—	(369)	1,913
Preferred Stock	—	—	—	‡	—	—	—	—	—	—
Options Purchased	—	—	—	**	—	—	—	—	—	—
Total	$3,926	$(555)	$1,314		$(187)	$2,331	$(1,127)	$9	$(533)	$5,178

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2010 was $839.
‡	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2010 was $—.
§	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2010 was $98.
**	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2010 was $35.

The accompanying notes are an integral part of these financial statements.

16

The Hartford Income Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $308,203)	$320,776
Cash	112
Foreign currency on deposit with custodian (cost $1,369)	1,386
Unrealized appreciation on foreign currency contracts	399
Receivables:
Investment securities sold	199
Fund shares sold	410
Dividends and interest	2,816
Variation margin	24
Other assets	55
Total assets	326,177
Liabilities:
Unrealized depreciation on foreign currency contracts	431
Payables:
Investment securities purchased	2,860
Fund shares redeemed	271
Investment management fees	29
Dividends	47
Distribution fees	12
Variation margin	68
Accrued expenses	48
Written options (proceeds $73)	30
Other liabilities	11
Total liabilities	3,807
Net assets	$322,370
Summary of Net Assets:
Capital stock and paid-in-capital	$344,756
Accumulated undistributed net investment income	563
Accumulated net realized loss on investments and foreign currency transactions	(35,662)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	12,713
Net assets	$322,370

Shares authorized	300,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.98/$10.45
Shares outstanding	13,861
Net assets	$138,388
Class B: Net asset value per share	$9.98
Shares outstanding	1,003
Net assets	$10,007
Class C: Net asset value per share	$10.00
Shares outstanding	2,677
Net assets	$26,778
Class Y: Net asset value per share	$9.97
Shares outstanding	14,768
Net assets	$147,197

The accompanying notes are an integral part of these financial statements.

17

The Hartford Income Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$33
Interest	14,044
Total investment income	14,077

Expenses:
Investment management fees	1,630
Transfer agent fees	271
Distribution fees
Class A	309
Class B	100
Class C	250
Custodian fees	9
Accounting services fees	53
Registration and filing fees	67
Board of Directors' fees	7
Audit fees	10
Other expenses	51
Total expenses (before waivers and fees paid indirectly)	2,757
Expense waivers	(63)
Custodian fee offset	—
Total waivers and fees paid indirectly	(63)
Total expenses, net	2,694
Net Investment Income	11,383
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	10,039
Net realized gain on futures	405
Net realized gain on written options	1,119
Net realized loss on swap contracts	(857)
Net realized loss on foreign currency contracts	(483)
Net realized gain on other foreign currency transactions	315
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	10,538
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	3,776
Net unrealized appreciation of futures	167
Net unrealized appreciation of written options	43
Net unrealized depreciation of foreign currency contracts	(32)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(2)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	3,952
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	14,490
Net Increase in Net Assets Resulting from Operations	$25,873

The accompanying notes are an integral part of these financial statements.

18

The Hartford Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$11,383	$12,660
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	10,538	(27,383)

Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	3,952	59,455
Net Increase In Net Assets Resulting From Operations	25,873	44,732
Distributions to Shareholders:
From net investment income
Class A	(4,881)	(5,026)
Class B	(324)	(417)
Class C	(806)	(831)
Class Y	(5,990)	(6,601)
Total distributions	(12,001)	(12,875)
Capital Share Transactions:
Class A	21,153	16,535
Class B	(840)	1,344
Class C	2,357	7,581
Class Y	31,107	(44,886)
Net increase (decrease) from capital share transactions	53,777	(19,426)
Net Increase In Net Assets	67,649	12,431
Net Assets:
Beginning of period	254,721	242,290
End of period	$322,370	$254,721
Accumulated undistributed (distribution in excess of) net investment income (loss)	$563	$95
The accompanying notes are an integral part of these financial statements.

19

The Hartford Income Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m.

20

Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Exchange traded options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the instrument shall be taken to be the mean between most recent bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used. If such instruments do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional and volatility or other special adjustments.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

21

The Hartford Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate

22

fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

23

The Hartford Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2010.

j)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

k)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

l)
Prepayment/Interest Rate Risks – Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage backed securities and certain asset backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. These mandatory prepayment conditions and the possibility of significant economic incentives for the Borrower to repay, may cause prepayments of senior floating rate interests. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

24

The market value of senior floating rate interests and debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

m)
Credit Default Swaps – The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the agreement. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund is also subject to counterparty credit risk. Both credit and counterparty risks are mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund. The Fund had no outstanding credit default swaps as of October 31, 2010.

n)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

o)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Interest rate contracts			Written Options, Market Value	30
Interest rate contracts	Summary of Net Assets - Unrealized appreciation	132	Summary of Net Assets - Unrealized depreciation	1
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	399	Unrealized depreciation on foreign currency contracts	431
Foreign exchange contracts	Investments in securities, at value (Purchased Options), Market Value	207

The ratios of foreign currency contracts and futures market value to net assets as of October 31, 2010, were 5.03% and 6.72%, respectively, compared to twelve-month average ratios for foreign currency contracts and futures market value as

25

The Hartford Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

of October 31, 2010, of 23.10% and 12.46%, respectively. The volume of other derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$963	$(1,534)	$434	$—	$—	$(137)
Foreign exchange contracts	156	(396)	—	(483)	—	(723)
Credit contracts	—	—	—	—	(857)	(857)
Equity contracts	—	—	(29)	—	—	(29)
Total	$1,119	$(1,930)	$405	$(483)	$(857)	$(1,746)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	43	7	167	—	—	$217
Foreign exchange contracts	—	(16)	—	(32)	—	(48)
Total	$43	$(9)	$167	$(32)	$—	$169

p)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2010.
26

4.	Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying security or currency. The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of October 31, 2010. Transactions involving written option contracts during the year ended October 31, 2010, are summarized below:

Options Contract Activity During the Year Ended October 31, 2010
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	435	208
Expired	—	—
Closed	(435)	(208)
Exercised	—	—
End of Year	—	$—

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	42,101,635	1,235
Expired	(32,000,887)	(830)
Closed	(10,100,643)	(332)
Exercised	—	—
End of Year	105	$73

*	The number of contracts does not omit 000's.

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

27

The Hartford Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$12,003	$12,921

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$615
Accumulated Capital Losses *	(35,326)
Unrealized Appreciation †	12,377
Total Accumulated Deficit	$(22,334)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,086
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(1,086)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$7,768
2017	27,558
Total	$35,326

As of October 31, 2010, the Fund utilized $9,629 of prior year capital loss carryforwards.

28

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee (1)
On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

(1)
Effective November 1, 2010, HIFSCO has voluntarily agreed to reduce its contractual investment management fee by 0.025% on the average daily net assets over $1 billion. The new schedule will be as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

29

The Hartford Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.00%	1.75%	1.75%	0.65%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.00%	1.75%	1.75%	0.75%

Effective November 1, 2010, HIFSCO has agreed to revise the voluntary limit on total operating expenses for the Fund, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses. The new expense limitation is as follows:

Class A	Class B	Class C	Class Y
0.95%	1.70%	1.70%	0.65%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2010	2009	2008	2007	2006
Class A Shares	1.00%	0.95%	0.95%	0.95%	0.95%
Class B Shares	1.75	1.67	1.70	1.70	1.70
Class C Shares	1.72	1.70	1.70	1.70	1.70
Class Y Shares	0.62	0.64	0.63	0.68	0.70

e)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $1,088 and contingent deferred sales charges of $20 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor

30

1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $7. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term  investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$385,818
Sales Proceeds Excluding U.S. Government Obligations	329,517
Cost of Purchases for U.S. Government Obligations	301,997
Sales Proceeds for U.S. Government Obligations	308,237

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	5,531	469	(3,826)	—	2,174	5,906	525	(4,596)	—	1,835
Amount	$53,797	$4,570	$(37,214)	$—	$21,153	$51,605	$4,607	$(39,677)	$—	$16,535
Class B
Shares	189	28	(304)	—	(87)	522	40	(412)	—	150
Amount	$1,841	$276	$(2,957)	$—	$(840)	$4,571	$355	$(3,582)	$—	$1,344
Class C
Shares	952	60	(767)	—	245	1,308	61	(505)	—	864
Amount	$9,252	$587	$(7,482)	$—	$2,357	$11,508	$541	$(4,468)	$—	$7,581
Class Y
Shares	5,285	614	(2,645)	—	3,254	685	752	(6,849)	—	(5,412)
Amount	$51,007	$5,976	$(25,876)	$—	$31,107	$6,248	$6,530	$(57,664)	$—	$(44,886)
Total
Shares	11,957	1,171	(7,542)	—	5,586	8,421	1,378	(12,362)	—	(2,563)
Amount	$115,897	$11,409	$(73,529)	$—	$53,777	$73,932	$12,033	$(105,391)	$—	$(19,426)

31

The Hartford Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	59	$574
For the Year Ended October 31, 2009	53	$462

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

10.	Subsequent Events:

At their meetings held on November 3-4, 2010, the Board of Directors approved changing the name of the Fund to The Hartford Corporate Opportunities Fund. This change is effective December 10, 2010.

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

32

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33

The Hartford Income Fund
Financial Highlights
- Selected Per-Share Data (A) -
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2010
A	$9.54	$0.37	$–	$0.45	$0.82	$(0.38)	$–	$–	$(0.38)	$0.44	$9.98
B	9.53	0.29	–	0.47	0.76	(0.31)	–	–	(0.31)	0.45	9.98
C	9.55	0.30	–	0.46	0.76	(0.31)	–	–	(0.31)	0.45	10.00
Y	9.52	0.40	–	0.47	0.87	(0.42)	–	–	(0.42)	0.45	9.97

For the Year Ended October 31, 2009
A	8.28	0.48	–	1.27	1.75	(0.49)	–	–	(0.49)	1.26	9.54
B	8.28	0.42	–	1.26	1.68	(0.43)	–	–	(0.43)	1.25	9.53
C	8.30	0.42	–	1.25	1.67	(0.42)	–	–	(0.42)	1.25	9.55
Y	8.27	0.51	–	1.25	1.76	(0.51)	–	–	(0.51)	1.25	9.52

For the Year Ended October 31, 2008
A	10.14	0.54	–	(1.87)	(1.33)	(0.53)	–	–	(0.53)	(1.86)	8.28
B	10.14	0.47	–	(1.87)	(1.40)	(0.46)	–	–	(0.46)	(1.86)	8.28
C	10.16	0.47	–	(1.87)	(1.40)	(0.46)	–	–	(0.46)	(1.86)	8.30
Y	10.12	0.57	–	(1.86)	(1.29)	(0.56)	–	–	(0.56)	(1.85)	8.27

For the Year Ended October 31, 2007
A	10.33	0.57	–	(0.19)	0.38	(0.57)	–	–	(0.57)	(0.19)	10.14
B	10.33	0.50	–	(0.20)	0.30	(0.49)	–	–	(0.49)	(0.19)	10.14
C	10.35	0.50	–	(0.19)	0.31	(0.50)	–	–	(0.50)	(0.19)	10.16
Y	10.32	0.60	–	(0.20)	0.40	(0.60)	–	–	(0.60)	(0.20)	10.12

For the Year Ended October 31, 2006
A	10.24	0.54	–	0.08	0.62	(0.53)	–	–	(0.53)	0.09	10.33
B	10.24	0.46	–	0.08	0.54	(0.45)	–	–	(0.45)	0.09	10.33
C	10.26	0.46	–	0.08	0.54	(0.45)	–	–	(0.45)	0.09	10.35
Y	10.24	0.56	–	0.08	0.64	(0.56)	–	–	(0.56)	0.08	10.32

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

34

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
		Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net Investment	Portfolio
	Net Assets at End of	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Income to Average Net	Turnover
Total Return(B)	Period (000's)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Assets	Rate(D)

8.82%	$138,388	1.04%	1.00%	1.00%	3.75%	210%
8.13	10,007	1.87	1.75	1.75	3.02	–
8.14	26,778	1.72	1.72	1.72	3.03	–
9.37	147,197	0.62	0.62	0.62	4.13	–

21.83	111,456	1.08	0.95	0.95	5.46	178
20.85	10,389	1.96	1.67	1.67	4.74	–
20.76	23,237	1.76	1.70	1.70	4.66	–
22.07	109,639	0.64	0.64	0.64	5.88	–

(13.71)	81,569	1.02	0.95	0.95	5.53	177
(14.36)	7,779	1.91	1.70	1.70	4.79	–
(14.34)	13,007	1.76	1.70	1.70	4.79	–
(13.37)	139,935	0.63	0.63	0.63	5.85	–

3.77	98,047	1.08	0.95	0.95	5.72	147
3.00	9,837	1.95	1.70	1.70	4.92	–
3.01	14,263	1.82	1.70	1.70	4.92	–
3.97	213,417	0.68	0.68	0.68	5.95	–

6.24	37,168	1.21	0.95	0.95	5.35	175
5.45	7,224	2.06	1.70	1.70	4.60	–
5.44	8,101	1.96	1.70	1.70	4.61	–
6.41	60,690	0.78	0.70	0.70	5.63	–

35

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

36

The Hartford Income Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

37

The Hartford Income Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr.(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010. James E. Davey (1964) President and Chief Executive Officer since 2010 Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

38

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

39

The Hartford Income Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	6.54%
Other Direct Federal Obligations*	0.56%
Other Securities	92.90%
Total	100.00%

QII†	100.00%

*	The income received from federal obligations.
†	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.384	N/A	N/A	0.384
Class B	0.312	N/A	N/A	0.312
Class C	0.314	N/A	N/A	0.314
Class Y	0.422	N/A	N/A	0.422

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

40

The Hartford Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,042.82	$5.15	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class B	$1,000.00	$1,038.97	$8.99	$1,000.00	$1,016.38	$8.89	1.75	184	365
Class C	$1,000.00	$1,039.06	$8.79	$1,000.00	$1,016.59	$8.69	1.71	184	365
Class Y	$1,000.00	$1,044.89	$3.14	$1,000.00	$1,022.13	$3.11	0.61	184	365

41

The Hartford Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Income Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

42

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund has been improving and indicated that it would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

43

The Hartford Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitation for the Fund’s Class Y shares by 0.10%. The Board also considered HIFSCO’s proposal to: (i) permanently reduce the Fund’s contractual management fee by 0.025% on assets over $1 billion; and (ii) lower the contractual expense limitations for the Fund’s Class A, Class B, and Class C shares by 0.05%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information
44

provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

45

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Inflation Plus Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Inflation Plus Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Inflation Plus Fund inception 10/31/2002
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks a total return that exceeds the rate of inflation over an economic cycle.

Performance Overview(1) 10/31/02 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. TIPS Index represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign  issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the  redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
Inflation Plus A#	10.06%	6.24%	6.07%
Inflation Plus A##	5.10%	5.27%	5.46%
Inflation Plus B#	9.28%	5.44%	5.31%
Inflation Plus B##	4.28%	5.12%	5.31%
Inflation Plus C#	9.28%	5.45%	5.30%
Inflation Plus C##	8.28%	5.45%	5.30%
Inflation Plus I#	10.32%	6.51%	6.24%
Inflation Plus L#	10.21%	6.27%	6.09%
Inflation Plus L##	5.25%	5.30%	5.48%
Inflation Plus R3#	9.67%	5.99%	5.64%
Inflation Plus R4#	9.97%	6.22%	5.81%
Inflation Plus R5#	10.30%	6.43%	5.96%
Inflation Plus Y#	10.49%	6.54%	6.04%
Barclays Capital U.S. TIPS Index	10.42%	6.32%	6.64%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, L, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Classes A and L shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on  October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance, which commenced operations on 11/28/03. Class L shares commenced operations on 2/19/10. Performance prior to 2/19/10  reflects Class A performance.

Portfolio Managers
John Hendricks	Raymond Humphrey *
Senior Vice President	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Inflation Plus Fund returned 10.06%, before sales charge, for the twelve-month period ended October 31, 2010, versus the Fund’s benchmark, the Barclays Capital U.S. Treasury Inflation Protected Securities Index, which returned 10.42%, and the 9.35% average return of the Lipper Treasury Inflation Protected Securities Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Growth in the U.S. economy slowed sharply from the 3.7% pace registered in the first quarter of 2010. GDP growth dipped to 1.7% in the second quarter, and based on the Advanced Release (i.e. second estimate) from the Bureau of Economic Analysis, growth in the third quarter was 2.5%. Price pressures in the economy eased considerably with the broad economic slowdown. Headline Consumer Price Index (CPI) which averaged 2.3% in the first quarter of 2010 dropped below 2% and averaged 1.1% in the third quarter. Core CPI, which was trending lower coming into the year, dropped below 1% in April to 0.9% and stayed there until September when core eased another tenth

2

of a percent to 0.8%. While our expectation was for inflation to remain subdued in 2010, the Treasury Inflation Protected Securities (TIPS) market was not to be denied its day in the sun even amidst the gloom of low inflation.

The TIPS market performed well through the month of April. Volatile energy prices and rising inflation expectations kept the TIPS market well bid versus nominal U.S. Treasuries. TIPS breakeven point generally widened going into April. For example, the 10 year breakeven reached approximately 2.45% after being at 2.05% in early November 2009. While the TIPS market outperformed nominal U.S. Treasuries through April, investors began to anticipate the deterioration in the economic landscape and TIPS sharply lagged the rally in nominal U.S. Treasuries from the end of April through August.

The yield on 10 year U.S. Treasuries dropped from approximately 3.70% at the beginning of May to 2.45% by the end of August (a drop of 125 bps). In contrast, the corresponding drop in 10 year real yields was 1.25% to 0.85% (a drop of 40 bps). The breakeven on 10 year TIPS dropped to as low as 1.55% and the 30 year breakeven dipped below 2% as investors grew increasing concerned about slack in the U.S. economy and a softening trend in prices. The end of August marked a turning point, and TIPS performance started to eclipse nominal Treasuries. Valuations from a long term inflation perspective were extremely attractive and speculation that the Fed would embark on a second round of quantitative easing drove investment flows into the asset class. TIPS performance surged in September and October. The total return of the Barclays Capital U.S. TIPS Index (which had underperformed the U.S. Treasury Index by 174 bps on a YTD basis as of August 31st) raced past the U.S. Treasury Index and by the end of October the index was 127 bps higher on a YTD basis. The breakeven on 10 year TIPS widened to 220 bps and 30 year breakevens climbed to 260 bps. The 5 year inflation index (a measure of market inflation expectations in the future) surged to 2.87% in October after being as low as 1.92% in August. Needless to say, this was a dramatic reversal in investor sentiment and the overall performance of TIPS relative to the nominal U.S. Treasuries.

Early in the period, the Fund maintained a lower allocation to TIPS, largely based on our low growth and low inflation expectations. This strategy proved profitable as TIPS performance versus nominal U.S. Treasuries started to slide from April into August. However, in August we recognized the relative cheapness of TIPS and made the strategic decision to increase the Fund’s allocation, shifting the Fund’s allocation from 80%-85% TIPS closer to 85%-90%. For the twelve-month period ended October 31, 2010 the Fund’s TIPS allocation averaged 86%. Over the twelve-month period, duration, curve and sector allocation contributed positively to performance. Security selection detracted from performance. We continue to actively manage interest rate risk and the volatility of the basis between TIPS and nominal U.S. Treasuries through the use of financial futures contracts (an exchange traded contract to buy or sell a financial instrument at a certain date in the future). Liquidity in the cash TIPS market has been challenging as of late and futures are an efficient way to hedge risk while waiting for periods of liquidity to materialize in order to position the Fund without incurring too wide a bid/offer spread.

What is the outlook?

While the economic landscape remains highly uncertain, we believe recent actions by the Fed and trends in the U.S. dollar and commodities are highly supportive of the TIPS asset class. Inflation expectations are certainly on the rise as the 5 year inflation index is signaling. Price pressures are likely to build as the slide in the U.S dollar and the rise in energy prices start to feed through the economy.

Deflation/disinflation is less of a concern and we expect headline CPI will begin to rise in 2011. The Fed has included TIPS in their Treasury buyback program and we expect this will be a strong technical factor supporting the asset class. The Fed is expected to absorb most of the net issuance of TIPS over the next 6 to 8 months. We believe flows into the asset class should remain strong from both domestic and overseas accounts as investors remain concerned about the value of the U.S. dollar and the Fed’s desire to engineer higher inflation. We will likely maintain a long duration stance versus the benchmark and return to a higher allocation (i.e. 90+%) to TIPS (versus our stance earlier in the year). While economists debate the merit and effectiveness of quantitative easing, we are unwilling to “fight the Fed” as they embark on a much more aggressive stimulus strategy.

* Added as a Portfolio Manager as of July 1, 2010.

Distribution by Credit Quality
as of October 31, 2010

Percentage of
Credit Rating *	Net Assets
Caa / CCC or Lower	0.0
U.S. Government Securities	93.4
Cash	0.2
Other Assets & Liabilities	6.4
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long-term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes cash-like instruments and other short-term instruments.

Diversification by Industry
as of October 31, 2010

Percentage of
Industry	Net Assets
Finance and Insurance	0.0%
Foreign Currency Option Contract	0.0
Future Option Contract	0.1
U.S. Government Agencies	4.5
U.S. Government Securities	88.7
Short-Term Investments	0.3
Other Assets and Liabilities	6.4
Total	100.0%

3

The Hartford Inflation Plus Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%

	Finance and Insurance - 0.0%
	Lehman XS Trust
$1,433	6.50%, 05/25/2037 ⌂Δ	$580
	Nationstar Home Equity Loan Trust
33	0.00%, 03/25/2037 ⌂●	–
		580
	Total asset & commercial mortgage backed securities
	(cost $1,450)	$580

U.S. GOVERNMENT AGENCIES - 4.5%
	Federal National Mortgage Association - 4.5%
$98,465	2.35%, 09/23/2016	$99,602
6	9.75%, 07/01/2020	7
6	10.50%, 02/01/2012 - 12/01/2018	6
1	11.50%, 07/01/2015	1
8	12.00%, 09/01/2014	8
		99,624
	Government National Mortgage Association - 0.0%
6	11.00%, 12/20/2015 - 12/20/2018	7
	Total U.S. government agencies
	(cost $98,478)	$99,631

U.S. GOVERNMENT SECURITIES - 88.7%
	U.S. Treasury Securities - 88.7%
	U.S. Treasury Bonds - 20.1%
$64,385	1.75%, 01/15/2028 ◄	$74,228
45,580	2.00%, 01/15/2026 ◄	57,306
41,035	2.13%, 02/15/2040 ◄	48,539
194,580	2.38%, 01/15/2025 - 01/15/2027 ◄	261,372
5,000	3.63%, 04/15/2028 ◄	9,381
		450,826
	U.S. Treasury Notes – 68.6%
170,700	0.50%, 04/15/2015 ◄	178,892
228,765	1.25%, 04/15/2014 - 07/15/2020 ◄	249,244
135,405	1.38%, 07/15/2018 ◄	149,441
12,995	1.38%, 01/15/2020 ◄	14,246
115,000	1.63%, 01/15/2018 ◄	132,385
25,000	1.88%, 09/30/2017	24,992
250,415	2.00%, 07/15/2014 - 01/15/2016 ◄	310,630
75,000	2.13%, 01/15/2019 ◄	87,462
158,110	2.50%, 01/15/2029 ◄	197,784
153,660	2.63%, 07/15/2017 ◄	189,878
		1,534,954
		1,985,780
	Total U.S. government securities
	(cost $1,868,884)	$1,985,780

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.0%
	Foreign Currency Option Contract - 0.0%
	EUR/USD Currency Swaption
44,538	Expiration: 11/03/2010, Exercise Price: 1.38
	(EUR/USD)	$520

	Total call options purchased
	(cost $444)	$520

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.1%
	Future Option Contract - 0.1%
	10 Year U.S. Treasury Note
–	Expiration: 11/29/2010, Exercise Price:
	$123.00	$1
1	Expiration: 11/29/2010, Exercise Price:
	$126.50 Ø	1,109
		1,110
	Total put options purchased
	(cost $817)	$1,110
	Total long-term investments
	(cost $1,970,073)	$2,087,621

Shares or Principal Amount		Market Value ╪
SHORT-TERM INVESTMENTS - 0.3%
	Investment Pools and Funds - 0.0%
1	JP Morgan U.S. Government Money Market Fund	$1

	Repurchase Agreements - 0.1%
	BNP Paribas Securities Corp. Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $667,
	collateralized by U.S. Treasury Bond
	6.25%, 2030, value of $687)
$667	0.21%, 10/31/2010	667
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $667,
	collateralized by U.S. Treasury Bill 1.50%,
	2010, U.S. Treasury Note 1.88%, 2017,
	value of $678)
667	0.21%, 10/31/2010	667
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	11/01/2010 in the amount of $414,
	collateralized by U.S. Treasury Note
	4.25%, 2014, value of $423)
414	0.20%, 10/31/2010	414
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $1,002, collateralized by U.S.
	Treasury Note 0.88% - 3.25%, 2012 -
	2016, value of $1,022)
1,002	0.21%, 10/31/2010	1,002
		2,750

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 0.3% - (continued)
	U.S. Treasury Bills - 0.2%
$5,000	0.12%, 1/27/2011 □○Ø		$4,999

	Total short-term investments
	(cost $7,749)		$7,750

	Total investments
	(cost $1,977,822) ▲	93.6%	$2,095,371
	Other assets and liabilities	6.4%	143,894
	Total net assets	100.0%	$2,239,265

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $1,993,166 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$119,876
Unrealized Depreciation	(17,671)
Net Unrealized Appreciation	$102,205

•	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2010.

◄
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	Security pledged as initial margin deposit for open futures contracts at October 31, 2010 as follows:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
5 Year U.S. Treasury Note	500	Short	12/31/2010	$60,789	$60,499	$(290)
10 Year U.S. Treasury Note	500	Long	12/21/2010	63,141	62,931	210
Ultra Long Bond	100	Short	12/21/2010	13,485	13,500	15
						$(65)

*	The number of contracts does not omit 000's.

Ø	At October 31, 2010, the maximum delivery obligation of the open put options written is $271,300. Securities valued at $1,022 collateralized the open put options written as follows:

							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
10 Year U.S. Treasury Note	Future	$125.00	11/29/2010	1,000	$500	$513	$13
5 Year U.S. Treasury Note	Future	$119.50	11/29/2010	1,000	47	356	309
U.S. Ultra Bond	Future	$134.00	11/29/2010	200	475	371	(104)
					$1,022	$1,240	$218

*	The number of contracts does not omit 000's.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Inflation Plus Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost Basis
10/2007	$1,433	Lehman XS Trust, 6.50%, 05/25/2037	$1,417
04/2007	$33	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	33

The aggregate value of these securities at October 31, 2010, was $580, which represents 0.03% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Euro	Banc of America Securities	Buy	$11,761	$11,862	11/02/2010	$(101)
Euro	Morgan Stanley	Sell	22,909	22,951	11/02/2010	42
Euro	Wells Fargo	Buy	11,148	11,246	11/02/2010	(98)
						$(157)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Inflation Plus Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$580	$–	$580	$–
Call Options Purchased	520	520	–	–
Put Options Purchased	1,110	1,110	–	–
U.S. Government Agencies	99,631	–	99,631	–
U.S. Government Securities	1,985,780	519,401	1,466,379	–
Short-Term Investments	7,750	1	7,749	–
Total	$2,095,371	$521,032	$1,574,339	$–
Foreign Currency Contracts *	42	–	42	–
Futures *	225	225	–	–
Written Options *	322	322	–	–
Total	$589	$547	$42	$–
Liabilities:
Foreign Currency Contracts *	199	–	199	–
Futures *	290	290	–	–
Written Options *	104	104	–	–
Total	$593	$394	$199	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	October
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases*	Sales	Level 3	Level 3	31, 2010
Assets:
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	†	$—	$—	$—	$—	$—	$—
Total	$—	$—	$—		$—	$—	$—	$—	$—	$—

*	Cost of securities totaling $33 were acquired through fund merger. The market value of these securities on merger date was $—.
†	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2010 was $—.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Inflation Plus Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,977,822)	$2,095,371
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	42
Receivables:
Investment securities sold	157,645
Fund shares sold	9,766
Dividends and interest	9,032
Variation margin	226
Other assets	190
Total assets	2,272,272
Liabilities:
Unrealized depreciation on foreign currency contracts	199
Bank overdraft — U.S. Dollars	—
Payables:
Investment securities purchased	25,552
Fund shares redeemed	5,182
Investment management fees	188
Dividends	287
Administrative fees	1
Distribution fees	166
Variation margin	137
Accrued expenses	273
Written options (proceeds $1,240)	1,022
Other liabilities	—
Total liabilities	33,007
Net assets	$2,239,265
Summary of Net Assets:
Capital stock and paid-in-capital	$2,057,511
Accumulated distribution in excess of net investment income	(288)
Accumulated net realized gain on investments and foreign currency transactions	64,497
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	117,545
Net assets	$2,239,265

Shares authorized	6,245,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.27/$12.85
Shares outstanding	67,069
Net assets	$822,952
Class B: Net asset value per share	$12.16
Shares outstanding	8,497
Net assets	$103,313
Class C: Net asset value per share	$12.15
Shares outstanding	55,534
Net assets	$674,801
Class I: Net asset value per share	$12.34
Shares outstanding	19,764
Net assets	$243,916
Class L: Net asset value per share/Maximum offering price per share	$12.28/$12.86
Shares outstanding	2,023
Net assets	$24,845
Class R3: Net asset value per share	$12.23
Shares outstanding	2,750
Net assets	$33,638
Class R4: Net asset value per share	$12.28
Shares outstanding	1,172
Net assets	$14,398
Class R5: Net asset value per share	$12.31
Shares outstanding	234
Net assets	$2,878
Class Y: Net asset value per share	$12.33
Shares outstanding	25,831
Net assets	$318,524

The accompanying notes are an integral part of these financial statements.

8

The Hartford Inflation Plus Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$14
Interest	47,046
Less: Foreign tax withheld	(1)
Total investment income	47,059
Expenses:
Investment management fees	10,002
Administrative services fees	51
Transfer agent fees	1,818
Distribution fees
Class A	1,900
Class B	1,029
Class C	5,921
Class L	42
Class R3	93
Class R4	20
Custodian fees	5
Accounting services fees	351
Registration and filing fees	235
Board of Directors' fees	37
Audit fees	47
Other expenses	346
Total expenses (before waivers and fees paid indirectly)	21,897
Expense waivers	(412)
Custodian fee offset	—
Total waivers and fees paid indirectly	(412)
Total expenses, net	21,485
Net Investment Income	25,574
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	97,467
Net realized gain on futures	15,732
Net realized loss on written options	(10,596)
Net realized loss on foreign currency contracts	(1,972)
Net realized gain on other foreign currency transactions	2
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	100,633
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	68,106
Net unrealized depreciation of futures	(108)
Net unrealized appreciation of written options	244
Net unrealized appreciation of foreign currency contracts	497
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	68,739
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	169,372
Net Increase in Net Assets Resulting from Operations	$194,946

The accompanying notes are an integral part of these financial statements.

9

The Hartford Inflation Plus Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$25,574	$4,595
Net realized gain on investments, other financial instruments and foreign currency transactions	100,633	12,506
Net unrealized appreciation of investments and other financial instruments	68,739	141,780
Net Increase In Net Assets Resulting From Operations	194,946	158,881
Distributions to Shareholders:
From net investment income
Class A	(11,708)	(2,454)
Class B	(978)	(368)
Class C	(5,432)	(1,322)
Class I	(3,412)	(375)
Class L	(275)	—
Class R3	(212)	(7)
Class R4	(111)	(4)
Class R5	(23)	(1)
Class Y	(4,502)	(1,001)
From net realized gain on investments
Class A	(3,745)	—
Class B	(580)	—
Class C	(2,947)	—
Class I	(874)	—
Class R3	(38)	—
Class R4	(20)	—
Class R5	(2)	—
Class Y	(995)	—
Total distributions	(35,854)	(5,532)
Capital Share Transactions:
Class A	154,328 *	236,750
Class B	(427)†	7,786
Class C	164,212 ‡	176,476
Class I	89,715	101,702
Class L	22,868 §	—
Class R3	26,320	4,939
Class R4	10,789	2,575
Class R5	2,460	212
Class Y	130,267 **	5,207
Net increase from capital share transactions	600,532	535,647
Net Increase In Net Assets	759,624	688,996
Net Assets:
Beginning of period	1,479,641	790,645
End of period	$2,239,265	$1,479,641
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(288)	$2,905

*	Includes merger activity in the amount of $79,889.
†	Includes merger activity in the amount of $16,518.
‡	Includes merger activity in the amount of $24,193.
§	Includes merger activity in the amount of $24,389.
**	Includes merger activity in the amount of $59,682.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Inflation Plus Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Inflation Plus Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a non-diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class L shares are sold with a sales charge of up to 4.50%. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The

11

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Exchange traded options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the instrument shall be taken to be the mean between most recent bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used. If such instruments do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional and volatility or other special adjustments.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

12

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

13

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

14

h)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

i)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 10% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

j)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

k)
Prepayment/Interest Rate Risks – Certain debt securities allow for prepayment of principal without penalty. Securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage backed securities and certain asset backed securities. Accordingly, the potential for the value of a debt security to increase in response to interest rate declines is limited. For certain asset backed securities; the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

The market value of debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

l)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

15

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

m)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
			Written Options, Market Value	1,022
Interest rate contracts	Investments in securities, at value	1,110
	(Purchased Options), Market Value
Interest rate contracts	Summary of Net Assets - Unrealized	225	Summary of Net Assets - Unrealized	290
	appreciation		depreciation
Foreign exchange contracts	Unrealized appreciation on foreign	42	Unrealized depreciation on foreign	199
	currency contracts		currency contracts
Foreign exchange contracts	Investments in securities, at value	520
	(Purchased Options), Market Value

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$(11,805)	$1,200	$15,732	$—	$—	$5,127
Foreign exchange contracts	215	(822)	—	(1,972)	—	(2,579)
Equity contracts	994	—	—	—	—	994
Total	$(10,596)	$378	$15,732	$(1,972)	$—	$3,542

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	244	522	(108)	—	—	$658
Foreign exchange contracts	—	76	—	497	—	573
Total	$244	$598	$(108)	$497	$—	$1,231

n)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

16

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2010.

4.	Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying security or currency. The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of October 31, 2010. Transactions involving written option contracts during the year ended October 31, 2010, are summarized below:

Options Contract Activity During the Year Ended October 31, 2010
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	1,374	$60
Written	52,502	18,133
Expired	(5,500)	(843)
Closed	(48,376)	(17,350)
Exercised	—	—
End of Year	—	$—

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	32,655,088	21,764
Expired	(32,601,000)	(618)
Closed	(51,888)	(19,906)
Exercised	—	—
End of Year	2,200	$1,240

* The number of contracts does not omit 000's.

17

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$35,927	$5,319

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$57,260
Undistributed Long-Term Capital Gain	38,315
Accumulated Capital Losses *	(15,738)
Unrealized Appreciation †	102,205
Total Accumulated Earnings	$182,042

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

18

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(2,114)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	2,108
Capital Stock and Paid-In-Capital	6
e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2012	$883
2013	6,198
2014	879
2016	4,586
2017	3,192
Total	$15,738

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2010, the Fund utilized $5,897 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

19

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee (1)
On first $500 million	0.55%
On next $4.5 billion	0.50%
On next $5 billion	0.48%
Over $10 billion	0.47%

(1)	Effective November 1, 2010, HIFSCO has voluntarily agreed to reduce its contractual investment management fee by 0.05% on all levels of average daily net assets. The new schedule will be as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.50%
On next $4.5 billion	0.45%
On next $5 billion	0.43%
Over $10 billion	0.42%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $ 10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
0.90%	1.65%	1.65%	0.65%	0.90%	1.25%	0.95%	0.65%	0.60%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class L *	Class R3	Class R4	Class R5	Class Y
0.90%	1.65%	1.65%	0.65%	0.90%	1.25%	1.00%	0.81%	0.65%

* From February 19, 2010 (commencement of operations), through June 30, 3020.

Effective November 1, 2010, HIFSCO agreed to revise the voluntary limit on total operating expenses for the Fund, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses. The new expense limitation is as follows:

Class A	Class B	Class C	Class I	Class L	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	0.60%	0.85%	1.20%	0.90%	0.60%	0.55%

20

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	October 31,		October 31,	October 31,	October 31,		October 31,
	2010		2009	2008	2007		2006
Class A Shares	0.90%		0.85%	0.85%	0.85%		0.95%
Class B Shares	1.65		1.60	1.60	1.60		1.70
Class C Shares	1.65		1.60	1.60	1.60		1.70
Class I Shares	0.65		0.60	0.60	0.58		0.70	*
Class L Shares	0.80	†
Class R3 Shares	1.25		1.25	1.25	1.23	‡
Class R4 Shares	0.97		1.00	1.00	0.99	‡
Class R5 Shares	0.67		0.76	0.70	0.72	‡
Class Y Shares	0.57		0.59	0.60	0.56		0.68

*	From August 31, 2006 (commencement of operations), through October 31, 2006.
†	From February 19, 2010 (commencement of operations), through October 31, 2010.
‡	From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, L, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $5,408 and contingent deferred sales charges of $458 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, L, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class L has a distribution fee of 0.25%. The entire fee will be used for distribution-related expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

21

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $121. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $5. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$536,456
Sales Proceeds Excluding U.S. Government Obligations	425,929
Cost of Purchases for U.S. Government Obligations	6,218,828
Sales Proceeds for U.S. Government Obligations	5,744,501

22

8.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	30,672	1,172	(25,249)	7,058	13,653	42,591	190	(20,853)	—	21,928
Amount	$353,910	$13,553	$(293,024)	$79,889	$154,328	$458,293	$2,018	$(223,561)	$—	$236,750
Class B
Shares	482	109	(2,057)	1,471	5	2,833	28	(2,137)	—	724
Amount	$5,519	$1,250	$(23,714)	$16,518	$(427)	$30,124	$289	$(22,627)	$—	$7,786
Class C
Shares	22,976	552	(11,224)	2,156	14,460	23,968	89	(7,728)	—	16,329
Amount	$262,952	$6,314	$(129,247)	$24,193	$164,212	$257,766	$933	$(82,223)	$—	$176,476
Class I
Shares	16,059	238	(8,571)	—	7,726	13,345	25	(4,098)	—	9,272
Amount	$186,773	$2,778	$(99,836)	$—	$89,715	$145,997	$266	$(44,561)	$—	$101,702
Class L
Shares	27	21	(180)	2,155	2,023	—	—	—	—	—
Amount	$344	$240	$(2,105)	$24,389	$22,868	$—	$—	$—	$—	$—
Class R3
Shares	2,470	21	(213)	—	2,278	537	1	(88)	—	450
Amount	$28,548	$249	$(2,477)	$—	$26,320	$5,902	$7	$(970)	$—	$4,939
Class R4
Shares	1,093	11	(174)	—	930	253	—	(13)	—	240
Amount	$12,693	$131	$(2,035)	$—	$10,789	$2,717	$4	$(146)	$—	$2,575
Class R5
Shares	264	2	(55)	—	211	28	—	(8)	—	20
Amount	$3,065	$24	$(629)	$—	$2,460	$304	$1	$(93)	$—	$212
Class Y
Shares	10,721	460	(5,086)	5,249	11,344	3,778	95	(3,497)	—	376
Amount	$124,651	$5,355	$(59,421)	$59,682	$130,267	$41,289	$998	$(37,080)	$—	$5,207
Total
Shares	84,764	2,586	(52,809)	18,089	52,630	87,333	428	(38,422)	—	49,339
Amount	$978,455	$29,894	$(612,488)	$204,671	$600,532	$942,392	$4,516	$(411,261)	$—	$535,647

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	268	$3,122
For the Year Ended October 31, 2009	125	$1,341

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

23

The Hartford Inflation Plus Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

10.	Fund Merger:

Reorganization of The Hartford U.S. Government Securities Fund into the Fund: At a meeting held on August 5, 2009, the Board of Directors of the Company approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provided for the reorganization of a series of The Hartford Mutual Funds II, Inc., The Hartford U.S. Government Securities Fund (“Target Fund”), into a series of the Company, The Fund (“Acquiring Fund”) (the “Reorganization”). The Reorganization did not require shareholder approval by the shareholders of The Hartford U.S. Government Securities Fund or the Fund.

Pursuant to the Reorganization Agreement, on February 19, 2010, each holder of Class A, Class B, Class C, Class L and Class Y shares of The Hartford U.S. Government Securities Fund became the owner of full and fractional shares of the corresponding class in the Fund having an equal aggregate value.

This merger was accomplished by tax free exchange as detailed below:

			Net assets of
		Net assets of	Acquiring		Acquiring Fund
	Net assets of Target	Acquiring Fund	Fund		shares issued to the
	Fund on Merger	immediately before	immediately	Target Fund shares	Target Fund's
	Date	merger	after merger	exchanged	shareholders
Class A	$79,889	$709,736	$789,625	9,122	7,058
Class B	16,518	93,492	110,010	1,897	1,471
Class C	24,193	558,639	582,832	2,778	2,156
Class I	N/A	199,029	199,029	N/A	N/A
Class L	24,389	—	24,389	2,789	2,155
Class R3	N/A	11,826	11,826	N/A	N/A
Class R4	N/A	5,980	5,980	N/A	N/A
Class R5	N/A	1,232	1,232	N/A	N/A
Class Y	59,682	181,400	241,082	6,804	5,249
Total	$204,671	$1,761,334	$1,966,005	23,390	18,089

The Hartford U.S. Government Securities Fund had the following unrealized depreciation, accumulated net realized losses and capital stock as of February 19, 2010:

	Unrealized	Accumulated Net
	Appreciation	Realized Gains
Fund	(Depreciation)	(Losses)	Capital Stock	Total
Target Fund	$(4,662)	$(21,725)	$231,058	$204,671

Assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the Funds, the Fund’s pro forma results of operations for the year ended October 31, 2010, are as follows:

			Net increase in net assets
Fund	Net Investment Income	Net gain on investments	resulting from operations
Acquiring Fund	$27,553	$165,976	$193,529

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of The Hartford U.S. Government Securities Fund that have been included in the Fund’s Statement of Operations since February 19, 2010.

24

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

25

The Hartford Inflation Plus Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$11.39	$0.17	$–	$0.96	$1.13	$(0.18)	$(0.07)	$–	$(0.25)	$0.88	$12.27
B	11.30	0.09	–	0.95	1.04	(0.11)	(0.07)	–	(0.18)	0.86	12.16
C	11.29	0.08	–	0.96	1.04	(0.11)	(0.07)	–	(0.18)	0.86	12.15
I	11.45	0.20	–	0.96	1.16	(0.20)	(0.07)	–	(0.27)	0.89	12.34
L(F)	11.32	0.15	–	0.94	1.09	(0.13)	–	–	(0.13)	0.96	12.28
R3	11.36	0.12	–	0.96	1.08	(0.14)	(0.07)	–	(0.21)	0.87	12.23
R4	11.40	0.15	–	0.97	1.12	(0.17)	(0.07)	–	(0.24)	0.88	12.28
R5	11.42	0.18	–	0.98	1.16	(0.20)	(0.07)	–	(0.27)	0.89	12.31
Y	11.43	0.21	–	0.95	1.18	(0.21)	(0.07)	–	(0.28)	0.90	12.33

For the Year Ended October 31, 2009 (E)
A	9.78	0.09	–	1.59	1.68	(0.07)	–	–	(0.07)	1.61	11.39
B	9.76	(0.07)	–	1.66	1.59	(0.05)	–	–	(0.05)	1.54	11.30
C	9.75	(0.01)	–	1.60	1.59	(0.05)	–	–	(0.05)	1.54	11.29
I	9.81	0.19	–	1.52	1.71	(0.07)	–	–	(0.07)	1.64	11.45
R3	9.78	0.26	–	1.38	1.64	(0.06)	–	–	(0.06)	1.58	11.36
R4	9.79	0.30	–	1.37	1.67	(0.06)	–	–	(0.06)	1.61	11.40
R5	9.80	0.30	–	1.39	1.69	(0.07)	–	–	(0.07)	1.62	11.42
Y	9.80	0.02	–	1.68	1.70	(0.07)	–	–	(0.07)	1.63	11.43

For the Year Ended October 31, 2008
A	10.66	0.60	–	(0.87)	(0.27)	(0.61)	–	–	(0.61)	(0.88)	9.78
B	10.64	0.53	–	(0.88)	(0.35)	(0.53)	–	–	(0.53)	(0.88)	9.76
C	10.63	0.52	–	(0.87)	(0.35)	(0.53)	–	–	(0.53)	(0.88)	9.75
I	10.68	0.62	–	(0.85)	(0.23)	(0.64)	–	–	(0.64)	(0.87)	9.81
R3	10.67	0.53	–	(0.85)	(0.32)	(0.57)	–	–	(0.57)	(0.89)	9.78
R4	10.67	0.57	–	(0.86)	(0.29)	(0.59)	–	–	(0.59)	(0.88)	9.79
R5	10.68	0.58	–	(0.83)	(0.25)	(0.63)	–	–	(0.63)	(0.88)	9.80
Y	10.69	0.66	–	(0.91)	(0.25)	(0.64)	–	–	(0.64)	(0.89)	9.80

For the Year Ended October 31, 2007
A	10.44	0.39	–	0.21	0.60	(0.38)	–	–	(0.38)	0.22	10.66
B	10.45	0.29	–	0.23	0.52	(0.33)	–	–	(0.33)	0.19	10.64
C	10.44	0.29	–	0.23	0.52	(0.33)	–	–	(0.33)	0.19	10.63
I	10.44	0.31	–	0.32	0.63	(0.39)	–	–	(0.39)	0.24	10.68
R3(I)	10.41	0.39	–	0.22	0.61	(0.35)	–	–	(0.35)	0.26	10.67
R4(I)	10.41	0.41	–	0.22	0.63	(0.37)	–	–	(0.37)	0.26	10.67
R5(I)	10.41	0.43	–	0.22	0.65	(0.38)	–	–	(0.38)	0.27	10.68
Y	10.45	0.38	–	0.26	0.64	(0.40)	–	–	(0.40)	0.24	10.69

For the Year Ended October 31, 2006
A	10.67	0.49	–	(0.26)	0.23	(0.43)	(0.03)	–	(0.46)	(0.23)	10.44
B	10.68	0.40	–	(0.25)	0.15	(0.35)	(0.03)	–	(0.38)	(0.23)	10.45
C	10.67	0.40	–	(0.25)	0.15	(0.35)	(0.03)	–	(0.38)	(0.23)	10.44
I(J)	10.48	0.05	–	(0.05)	–	(0.04)	–	–	(0.04)	(0.04)	10.44
Y	10.68	0.51	–	(0.25)	0.26	(0.46)	(0.03)	–	(0.49)	(0.23)	10.45

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on February 19, 2010.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on December 22, 2006.
(J)	Commenced operations on August 31, 2006.

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

10.06%		$822,952	0.92%		0.90%		0.90%		1.52%		343%
9.28		103,313	1.71		1.65		1.65		0.77		–
9.28		674,801	1.65		1.65		1.65		0.75		–
10.32		243,916	0.71		0.65		0.65		1.74		–
9.71	(G)	24,845	0.82	(H)	0.80	(H)	0.80	(H)	1.83	(H)	–
9.67		33,638	1.29		1.25		1.25		1.09		–
9.97		14,398	0.98		0.97		0.97		1.35		–
10.30		2,878	0.68		0.67		0.67		1.60		–
10.49		318,524	0.57		0.57		0.57		1.88		–

17.20		608,161	0.96		0.85		0.85		0.89		145
16.30		95,935	1.75		1.60		1.60		(0.64)		–
16.32		463,764	1.69		1.60		1.60		(0.07)		–
17.53		137,773	0.74		0.60		0.60		1.92		–
16.78		5,355	1.38		1.25		1.25		2.73		–
17.14		2,758	1.02		1.00		1.00		3.07		–
17.30		258	0.76		0.76		0.76		2.91		–
17.44		165,637	0.59		0.59		0.59		0.16		–

(3.08)		307,863	1.01		0.91		0.85		5.60		437
(3.81)		75,789	1.80		1.66		1.60		4.82		–
(3.82)		241,305	1.75		1.66		1.60		4.86		–
(2.74)		27,135	0.75		0.65		0.60		5.28		–
(3.56)		216	1.43		1.30		1.25		5.63		–
(3.23)		17	1.12		1.06		1.00		5.29		–
(2.94)		28	0.75		0.75		0.70		4.92		–
(2.90)		138,292	0.65		0.65		0.60		5.85		–

5.86		184,558	1.22		1.03		0.85		3.09		608
5.05		68,593	2.01		1.78		1.60		2.51		–
5.05		159,067	1.97		1.78		1.60		2.31		–
6.22		3,501	0.71		0.61		0.58		2.85		–
5.98	(G)	10	1.59	(H)	1.40	(H)	1.23	(H)	4.36	(H)	–
6.15	(G)	10	1.28	(H)	1.15	(H)	0.99	(H)	4.61	(H)	–
6.42	(G)	11	0.99	(H)	0.89	(H)	0.72	(H)	4.86	(H)	–
6.23		164,155	0.82		0.72		0.56		3.71		–

2.29		282,362	1.02		0.95		0.95		4.50		193
1.51		92,340	1.82		1.70		1.70		3.76		–
1.51		247,091	1.78		1.70		1.70		3.72		–
0.04	(G)	18	0.98	(H)	0.70	(H)	0.70	(H)	4.43	(H)	–
2.58		140,796	0.68		0.68		0.68		5.05		–
27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Inflation Plus Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Inflation Plus Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

28

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

29

The Hartford Inflation Plus Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1) Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr.(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009)) Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2) Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

30

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Inflation Plus Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	94.70%
Other Securities	5.30%
Total	100.00%

QII†	100.00%
QSTCG†	100.00%

*	The income received from federal obligations.
†
Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C) (QII) and as short-term capital gain distributions under IRC Sec. 871(k)(2)(C) (QSTCG).

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.179	0.069	N/A	0.248
Class B	0.107	0.069	N/A	0.176
Class C	0.107	0.069	N/A	0.176
Class I	0.203	0.069	N/A	0.272
Class L	0.132	N/A	N/A	0.132
Class R3	0.144	0.069	N/A	0.214
Class R4	0.171	0.069	N/A	0.240
Class R5	0.199	0.069	N/A	0.268
Class Y	0.210	0.069	N/A	0.279

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

32

The Hartford Inflation Plus Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,066.78	$4.69	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class B	$1,000.00	$1,063.04	$8.58	$1,000.00	$1,016.89	$8.39	1.65	184	365
Class C	$1,000.00	$1,063.10	$8.58	$1,000.00	$1,016.89	$8.39	1.65	184	365
Class I	$1,000.00	$1,068.30	$3.39	$1,000.00	$1,021.93	$3.31	0.65	184	365
Class L*	$1,000.00	$1,067.09	$1.59	$1,000.00	$1,008.05	$1.54	0.80	70	365
Class R3	$1,000.00	$1,065.43	$6.51	$1,000.00	$1,018.90	$6.36	1.25	184	365
Class R4	$1,000.00	$1,066.40	$5.00	$1,000.00	$1,020.37	$4.89	0.96	184	365
Class R5	$1,000.00	$1,067.46	$3.44	$1,000.00	$1,021.88	$3.36	0.66	184	365
Class Y	$1,000.00	$1,068.76	$2.97	$1,000.00	$1,022.33	$2.91	0.57	184	365

*	Commenced operations on February 19, 2010.

33

The Hartford Inflation Plus Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Inflation Plus Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers. The Board also noted the recent changes to the Fund’s portfolio management team.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In

35

The Hartford Inflation Plus Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the Fund’s contractual expense limitations for the Fund’s Class R4 and Class Y shares by 0.05% and Class R5 shares by 0.16%. The Board also considered HIFSCO’s proposal to: (i) permanently reduce the contractual management fee by 0.05% across all breakpoints; and (ii) lower the contractual expense limitations for each class of the Fund’s shares by 0.05%. The Board noted that HIFSCO had also decided to remove the transfer agent and fund accounting fee subsidies for the Fund’s Class L shares, effective November 1, 2010.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

36

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford International Growth Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford International Growth Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford International Growth Fund inception 04/30/2001
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview(1) 4/30/01 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

MSCI EAFE Growth Index is a free float-adjusted market capitalization index  that is designed to measure developed market equity performance (excluding the  U.S. and Canada) of the growth securities within the MSCI EAFE Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth  more or less than their original cost. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on fund distributions or the  redemption of fund shares.

Performance information may reflect historical or current expense  waivers/reimbursements from the investment adviser, without which performance  would have been lower. For information on current expense  waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception

International Growth A#	22.29%	0.72%	2.51%
International Growth A##	15.56%	-0.42%	1.91%
International Growth B#	21.30%	0.00%	NA*
International Growth B##	16.30%	-0.30%	NA*
International Growth C#	21.41%	-0.03%	1.77%
International Growth C##	20.41%	-0.03%	1.77%
International Growth I#	22.65%	1.01%	2.67%
International Growth R3#	22.05%	0.54%	2.63%
International Growth R4#	22.52%	0.82%	2.79%
International Growth R5#	22.99%	1.09%	2.93%
International Growth Y#	23.17%	1.21%	2.99%
MSCI EAFE Growth Index	12.50%	4.40%	3.96%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset  value available to shareholders for sale or redemption of Fund shares on   October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to  8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares  commenced operations on 12/22/06. Performance prior to 12/22/06 reflects   Class Y performance.

Portfolio Managers
John A. Boselli, CFA	Jean-Marc Berteaux	Matthew D. Hudson, CFA
Director, Partner	Senior Vice President, Partner	Vice President

How did the Fund perform?

The Class A shares of The Hartford International Growth Fund returned 22.29%, before sales charge, for the twelve-month period ended October 31, 2010, outperforming the Fund’s benchmark, the MSCI EAFE Growth Index, which returned 12.50% for the same period. The Fund also outperformed the 17.18% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equity markets were volatile during the period due to significant macroeconomic concerns, but rebounded strongly to end the period. Strong corporate earnings, a rebound in growth in China, and robust merger and acquisition activity boosted investors’ enthusiasm for stocks, while favorable economic data helped to diminish fears of a double-dip global recession and increase investors’ appetite for risk in the latter part of the period. Within the benchmark, Materials (+22%), Consumer Discretionary (+21%), and Consumer Staples (+16%) gained the most during the period. Financials (-1%) was the only sector to post negative returns during the period, although Telecommunication Services (+4%) and Health Care (+5%) also lagged on a relative basis.

The Fund’s outperformance relative to the MSCI EAFE Growth Index was primarily the result of strong security selection. Stock selection was strongest in Financials, Information Technology, and Industrials. This was partially offset by weaker selection in Energy and Utilities. Sector positioning, a

2

residual of bottom-up (i.e. stock by stock fundamental research) stock selection, was relatively neutral during the period. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) exposure to the Telecommunication Services and Financials sectors contributed positively to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) results, while an underweight to Consumer Staples and Energy detracted. A modest cash position in an upward-trending market detracted from relative returns.

Top contributors to the Fund’s relative performance were ARM Holdings (Information Technology), Ctrip.com (Consumer Discretionary), and Potash (Materials). Shares of ARM holdings, which designs microprocessors, physical library solutions (physical IP), and related technology and software, moved higher after the company reported better-than-expected earnings. Ctrip.com is the leading travel service provider in China, with an established network of hotel operators. Shares rose as the company benefited from the industry’s expansion and a faster-than-expected pace of consumer spending growth on travel. Shares of leading global fertilizer company Potash rallied following the announcement of a takeover offer by BHP Billiton. Admiral Group (Financials) contributed positively to the Fund’s absolute performance.

Toll Holdings (Industrials), Novo Nordisk (Health Care), and Banco Santander (Financials) were the main detractors from benchmark-relative performance during the period. Australia-based transport and logistics provider Toll Holdings saw its shares fall after the company reported disappointing revenue and earnings results, due to a difficult trading environment for the logistics sector. Shares of Novo Nordisk, a Danish pharmaceutical company, rose as the company raised its earnings outlook amid strong sales growth from several of its key diabetes drugs. Not owning the stock detracted from benchmark-relative results. Shares of Spanish bank holding company Banco Santander fell amid concerns over the bank’s Spanish sovereign debt position. We eliminated the holding during period. Barclays (Financials) detracted from the Fund’s absolute performance.

What is the outlook?

Our overall positioning is consistent with an improving economic outlook as favorable economic data has helped to diminish fears of a double-dip global recession. Against this backdrop, we continue to seek globally competitive growth companies within industries with what we see as improving fundamentals.

We select stocks individually based on our perception of their merits. As a result of bottom-up stock selection, Industrials was the Fund’s largest absolute weight and largest overweight (i.e. the Fund’s sector position was greater than the benchmark position) exposure relative to the benchmark at the end of the period. Other sectors where we ended the period with above benchmark weights included Consumer Discretionary, Information Technology, and Telecommunication Services. The Fund held less-than-benchmark weights in  the Consumer Staples, Financials, and Energy sectors at the end of the period.

Diversification by Industry
as of October 31, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer
Discretionary)	4.1%
Banks (Financials)	5.9
Capital Goods (Industrials)	18.3
Commercial & Professional Services (Industrials)	1.0
Consumer Durables & Apparel (Consumer
Discretionary)	2.9
Consumer Services (Consumer Discretionary)	2.5
Diversified Financials (Financials)	1.1
Energy (Energy)	0.7
Food & Staples Retailing (Consumer Staples)	1.4
Food, Beverage & Tobacco (Consumer Staples)	9.3
Health Care Equipment & Services (Health Care)	2.5
Household & Personal Products (Consumer Staples)	1.9
Insurance (Financials)	1.9
Materials (Materials)	13.3
Media (Consumer Discretionary)	4.0
Pharmaceuticals, Biotechnology & Life Sciences
(Health Care)	4.7
Retailing (Consumer Discretionary)	5.1
Semiconductors & Semiconductor Equipment
(Information Technology)	0.5
Software & Services (Information Technology)	4.7
Technology Hardware & Equipment (Information
Technology)	4.4
Telecommunication Services (Services)	4.4
Transportation (Industrials)	4.9
Utilities (Utilities)	0.5
Short-Term Investments	0.9
Other Assets and Liabilities	(0.9)
Total	100.0%

Diversification by Country
as of October 31, 2010
Percentage of
Country	Net Assets
Australia	2.3%
Austria	1.4
Belgium	1.3
Brazil	0.7
Canada	5.9
China	1.9
Colombia	0.5
Denmark	1.6
Finland	2.3
France	13.9
Germany	5.3
Hong Kong	2.3
Indonesia	0.6
Israel	2.3
Japan	6.0
Luxembourg	2.0
Mexico	2.0
Netherlands	1.0
Norway	1.8
Portugal	0.9
Russia	0.9
Singapore	1.2
South Korea	0.7
Spain	1.2
Sweden	5.3
Switzerland	5.7
Taiwan	1.4
Thailand	0.7
United Kingdom	25.1
United States	1.8
Short-Term Investments	0.9
Other Assets and Liabilities	(0.9)
Total	100.0%

3

The Hartford International Growth Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.8%
	Australia - 2.3%
511	Incitec Pivot Ltd.	$1,870
377	Toll Holdings Ltd.	2,295
		4,165
	Austria - 1.4%
20	Andritz AG	1,526
26	Voestalpine AG	1,023
		2,549
	Belgium - 1.3%
15	Anheuser-Busch InBev N.V.	917
5	Bekaert	1,459
		2,376
	Canada - 5.9%
423	Air Canada, Inc. ●	1,568
42	Barrick Gold Corp.	2,004
120	CAE, Inc.	1,351
86	CGI Group, Inc. Class A ●	1,330
87	Methanex Corp.	2,435
38	SNC-Lavalin Group, Inc.	1,966
		10,654
	China - 1.9%
13	Baidu, Inc. ADR ●	1,414
16	Ctrip.com International Ltd. ADR ●	844
404	Shandong Weigao Group Medical Polymer Co., Ltd.	1,074
		3,332
	Colombia - 0.5%
73	Almacenes Exito S.A.	949

	Denmark - 1.6%
14	Carlsberg A/S Class B	1,493
68	DSV A/S	1,386
		2,879
	Finland - 2.3%
31	Metso Oyj	1,481
60	Outotec Oyj	2,782
		4,263
	France - 13.9%
496	Alcatel S.A.	1,745
13	Bureau Veritas S.A.	940
9	Cie Generale d'Optique Essilor International S.A.	633
124	Club Mediterranee ●	2,433
23	Groupe Danone	1,453
18	Pinault-Printemps-Redoute S.A.	3,029
79	Publicis Groupe	3,933
53	Rexel S.A.	1,010
69	Safran S.A.	2,175
23	Schneider Electric S.A.	3,289
31	Vallourec	3,177
29	Vinci S.A.	1,558
		25,375
	Germany - 4.8%
22	Adidas-Salomon AG	1,423
21	BASF SE	1,495
42	Daimler AG	2,778
25	Fresenius Medical Care AG & Co.	1,614
13	Man AG	1,416
		8,726
	Hong Kong - 2.3%
588	AAC Acoustic Technologies	1,421
426	Anta Sports Products Ltd.	882
374	Huabao International Holdings Ltd.	565
1,581	Xtep International Holdings Ltd.	1,316
		4,184
	Indonesia - 0.6%
1,785	PT XL Axiata Tbk ●	1,151

	Israel - 2.3%
34	Check Point Software Technologies Ltd. ADR ●	1,468
53	Teva Pharmaceutical Industries Ltd. ADR.	2,741
		4,209
	Japan - 6.0%
111	Bridgestone Corp.	1,978
83	Daiichi Sankyo Co., Ltd.	1,764
38	Eisai Co., Ltd.	1,291
5	Fast Retailing Co., Ltd.	659
347	Isuzu Motors Ltd.	1,332
105	Nabtesco Corp.	1,852
90	Yamaha Motor Co., Ltd.	1,386
55	Yusen Logistics Co. Ltd.	766
		11,028
	Luxembourg - 2.0%
13	Millicom International Cellular S.A.	1,205
90	SES Global S.A.	2,313
		3,518
	Mexico - 2.0%
48	America Movil S.A. de C.V. ADR	2,752
13	Coca-Cola Femsa S.A.B-SP ADR	1,001
		3,753
	Netherlands - 1.0%
34	Heineken N.V.	1,732

	Norway - 1.8%
70	DNB Nor ASA	963
45	Yara International ASA	2,369
		3,332
	Portugal - 0.9%
112	Jeronimo Martins	1,683

	Russia - 0.9%
94	Mining and Metallurgical Co. Norilsk Nickel ADR	1,761

	Singapore - 1.2%
320	Oversea-Chinese Banking Corp., Ltd.	2,233

	South Korea - 0.7%
4	LG Household & Health Care Ltd.	1,200

	Spain - 1.2%
26	Industria de Diseno Textil S.A.	2,155

	Sweden - 5.3%
53	Assa Abloy Ab	1,359
43	Atlas Copco Ab	900
60	Sandvik Ab	903

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.8% - (continued)
	Sweden - 5.3% - (continued)
34	Skf Ab B Shares		$888
50	Swedish Match Ab		1,399
64	Tele2 Ab B Shares		1,411
114	Telefonaktiebolaget LM Ericsson ADR		1,256
169	Telia Ab		1,412
			9,528
	Switzerland - 5.7%
35	CIE Financiere Richemont S.A.		1,722
14	Dufry Group		1,599
3	Galenica AG		1,358
22	Panalpina Welttransport Holding AG		2,782
91	Temenos Group AG ●		3,066
			10,527
	Taiwan - 1.4%
402	Delta Electronics, Inc.		1,660
43	High Technology Computer Corp.		973
			2,633
	Thailand - 0.7%
1,624	Bank of Ayudhya plc		1,305

	United Kingdom - 25.1%
343	Aberdeen Asset Management plc		977
77	Admiral Group plc		2,007
103	Antofagasta		2,189
143	Arm Holdings plc		834
29	AstraZeneca plc		1,466
322	Barclays Bank plc		1,414
63	BG Group plc		1,221
80	British American Tobacco plc		3,049
165	Centrica plc		880
21	Chemring Group plc		1,021
163	Compass Group plc		1,332
515	Hays plc		912
81	Imperial Tobacco Group plc		2,603
166	Lancashire Holdings Ltd.		1,506
150	Marks & Spencer Group plc		1,025
25	Next plc		905
24	Reckitt Benckiser Group plc		1,322
89	Rio Tinto plc		5,784
185	Rolls-Royce Group plc		1,918
39	Schroders plc		985
53	Shire plc		1,247
53	Spectris plc		949
123	Standard Chartered plc		3,558
10	Standard Chartered plc Rights		81
56	The Weir Group plc		1,386
73	Unilever plc		2,099
139	Xstrata plc		2,696
			45,366
	United States - 1.8%
45	Cental Euro Distribution Corp. ●		1,131
31	Open Text Corp. ●		1,378
38	Virgin Media, Inc.		976
			3,485
	Total common stocks
	(cost $153,072)		$180,051

PREFERRED STOCKS - 1.2%
	Brazil - 0.7%
54	Banco Itau Holding		$1,314

	Germany - 0.5%
16	Henkel AG & Co. KGaA		944

	Total preferred stocks
	(cost $1,696)		$2,258

	Total long-term investments
	(cost $154,768)		$182,309

SHORT-TERM INVESTMENTS - 0.9%
	Repurchase Agreements - 0.9%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $369,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $377)
$369	0.23%, 10/31/2010		$369
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $224,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $228)
224	0.23%, 10/31/2010		224
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $1,009,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $1,029)
1,009	0.22%, 10/31/2010		1,009
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $1, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $1)
1	0.21%, 10/31/2010		1
			1,603
	Total short-term investments
	(cost $1,603)		$1,603

	Total investments
	(cost $156,371) ▲	100.9%	$183,912
	Other assets and liabilities	(0.9)%	(1,687)
	Total net assets	100.0%	$182,225

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Growth Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 98.2% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $156,816 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$29,474
Unrealized Depreciation	(2,378)
Net Unrealized Appreciation	$27,096

•	Currently non-income producing.

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Euro	BNP Paribas Securities	Buy	$12,217	$12,342	11/10/2010	$(125)
Euro	CS First Boston	Sell	228	228	11/02/2010	–
Euro	Goldman Sachs	Sell	12,217	11,520	11/10/2010	(697)
Japanese Yen	Goldman Sachs	Sell	4,018	3,664	01/13/2011	(354)
						$(1,176)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Currency Concentration on Securities at October 31, 2010

Percentage of
Description	Net Assets
Australian Dollar	2.3%
Brazilian Real	0.7
British Pound	25.1
Canadian Dollar	4.8
Colombian Peso	0.5
Danish Kroner	1.6
Euro	28.6
Hong Kong Dollar	2.9
Indonesian New Rupiah	0.6
Japanese Yen	6.0
Norwegian Krone	1.8
Republic of Korea Won	0.7
Singapore Dollar	1.2
Swedish Krona	4.6
Swiss Franc	5.7
Taiwanese Dollar	1.4
Thai Bhat	0.7
United States Dollar	11.7
Other Assets and Liabilities	(0.9)
Total	100.0%

The accompanying notes are an integral part of these financial statements.

6

The Hartford International Growth Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$4,165	$–	$4,165	$–
Austria	2,549	–	2,549	–
Belgium	2,376	–	2,376	–
Canada	10,654	10,654	–	–
China	3,332	2,258	1,074	–
Colombia	949	949	–	–
Denmark	2,879	–	2,879	–
Finland	4,263	–	4,263	–
France	25,375	–	25,375	–
Germany	8,726	–	8,726	–
Hong Kong	4,184	–	4,184	–
Indonesia	1,151	–	1,151	–
Israel	4,209	4,209	–	–
Japan	11,028	–	11,028	–
Luxembourg	3,518	1,205	2,313	–
Mexico	3,753	3,753	–	–
Netherlands	1,732	–	1,732	–
Norway	3,332	–	3,332	–
Portugal	1,683	–	1,683	–
Russia	1,761	1,761	–	–
Singapore	2,233	–	2,233	–
South Korea	1,200	–	1,200	–
Spain	2,155	–	2,155	–
Sweden	9,528	1,256	8,272	–
Switzerland	10,527	–	10,527	–
Taiwan	2,633	–	2,633	–
Thailand	1,305	1,305	–	–
United Kingdom	45,366	81	45,285	–
United States	3,485	3,485	–	–
Total	180,051	30,916	149,135	–
Preferred Stocks	2,258	2,258	–	–
Short-Term Investments	1,603	–	1,603	–
Total	$183,912	$33,174	$150,738	$–
Liabilities:
Foreign Currency Contracts*	1,176	–	1,176	–
Total	$1,176	$–	$1,176	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Growth Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $156,371)	$183,912
Cash	—
Foreign currency on deposit with custodian (cost $–)	—
Receivables:
Investment securities sold	228
Fund shares sold	101
Dividends and interest	336
Other assets	88
Total assets	184,665
Liabilities:
Unrealized depreciation on foreign currency contracts	1,176
Payables:
Investment securities purchased	906
Fund shares redeemed	227
Investment management fees	26
Administrative fees	—
Distribution fees	12
Accrued expenses	93
Total liabilities	2,440
Net assets	$182,225
Summary of Net Assets:
Capital stock and paid-in-capital	$443,034
Accumulated undistributed net investment income	1,175
Accumulated net realized loss on investments and foreign currency transactions	(288,360)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	26,376
Net assets	$182,225

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.61/$10.17
Shares outstanding	14,022
Net assets	$134,685
Class B: Net asset value per share	$8.96
Shares outstanding	1,829
Net assets	$16,390
Class C: Net asset value per share	$8.97
Shares outstanding	2,219
Net assets	$19,892
Class I: Net asset value per share	$9.53
Shares outstanding	700
Net assets	$6,674
Class R3: Net asset value per share	$9.70
Shares outstanding	60
Net assets	$583
Class R4: Net asset value per share	$9.79
Shares outstanding	41
Net assets	$400
Class R5: Net asset value per share	$9.90
Shares outstanding	11
Net assets	$110
Class Y: Net asset value per share	$9.93
Shares outstanding	352
Net assets	$3,491
 The accompanying notes are an integral part of these financial statements.

8

The Hartford International Growth Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$4,318
Interest	11
Less: Foreign tax withheld	(418)
Total investment income	3,911

Expenses:
Investment management fees	1,623
Administrative services fees	1
Transfer agent fees	706
Distribution fees
Class A	336
Class B	165
Class C	193
Class R3	3
Class R4	1
Custodian fees	46
Accounting services fees	33
Registration and filing fees	92
Board of Directors' fees	5
Audit fees	9
Other expenses	79
Total expenses (before waivers and fees paid indirectly)	3,292
Expense waivers	(50)
Transfer agent fee waivers	(180)
Commission recapture	(6)
Total waivers and fees paid indirectly	(236)
Total expenses, net	3,056
Net Investment Income	855
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	20,515
Net realized gain on foreign currency contracts	291
Net realized loss on other foreign currency transactions	(238)
Net Realized Gain on Investments and Foreign Currency Transactions	20,568
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	15,968
Net unrealized depreciation of foreign currency contracts	(1,169)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(9)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	14,790
Net Gain on Investments and Foreign Currency Transactions	35,358
Net Increase in Net Assets Resulting from Operations	$36,213

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Growth Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$855	$3,544
Net realized gain (loss) on investments and foreign currency transactions	20,568	(51,765)
Net unrealized appreciation of investments and foreign currency transactions	14,790	74,147
Net Increase In Net Assets Resulting From Operations	36,213	25,926
Distributions to Shareholders:
From net investment income
Class A	(2,553)	—
Class B	(268)	—
Class C	(248)	—
Class I	(310)	(457)
Class R3	(8)	—
Class R4	(5)	(1)
Class R5	—	—
Class Y	(93)	(47)
Total distributions	(3,485)	(505)
Capital Share Transactions:
Class A	(31,008)	(58,136)
Class B	(4,062)	(3,461)
Class C	(3,722)	(6,175)
Class I	(7,921)	(82,255)
Class R3	96	74
Class R4	45	131
Class R5	95	1
Class Y	(3,429)	(42,949)
Net decrease from capital share transactions	(49,906)	(192,770)
Proceeds from regulatory settlements	34	—
Net Decrease In Net Assets	(17,144)	(167,349)
Net Assets:
Beginning of period	199,369	366,718
End of period	$182,225	$199,369
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,175	$3,487

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Growth Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford International Growth Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are

11

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-

12

factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

13

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of October 31, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

i)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund had no illiquid or restricted securities as of October 31, 2010.

14

j)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

k)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives	Liability Derivatives
Foreign exchange contracts		Unrealized depreciation on foreign	$1,176
		currency contracts

The ratio of foreign currency contracts market value to net assets as of October 31, 2010, was 13.33%, compared to the monthly average ratio of 6.21%.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$291	$—	$291
Total	$—	$—	$—	$291	$—	$291

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(1,169)	—	$(1,169)
Total	$—	$—	$—	$(1,169)	$—	$(1,169)

m)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its

15

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$3,485	$505

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(287,915)
Unrealized Appreciation †	27,106
Total Accumulated Deficit	$(260,809)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$318
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(47)
Capital Stock and Paid-In-Capital	(271)

16

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$177,370
2017	110,545
Total	$287,915

As of October 31, 2010, the Fund utilized $16,811 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee (1)
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

17

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

(1)
As of July 1, 2010, HIFSCO has voluntarily agreed to reduce its contractual investment management fee by 0.05% on the all levels of average daily net assets. Prior to July 1, 2010, the investment management fee was as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.55%	2.30%	2.30%	1.30%	1.60%	1.30%	1.00%	0.95%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.85%	1.55%	1.25%	1.20%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

18

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	1.55%	1.37%	1.47%	1.48%		1.56%
Class B Shares	2.30	1.80	2.24	2.32		2.26
Class C Shares	2.30	2.15	2.20	2.19		2.31
Class I Shares	1.21	0.93	1.02	1.09		1.35	*
Class R3 Shares	1.76	1.83	1.85	1.83	†
Class R4 Shares	1.44	1.38	1.46	1.45	†
Class R5 Shares	1.07	1.23	1.08	1.16	†
Class Y Shares	1.04	0.94	0.98	1.01		1.12

*	From August 31, 2006 (commencement of operations), through October 31, 2006.
†	From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $276 and contingent deferred sales charges of $33 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $17. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the

19

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement	Total Return Excluding Payment
	for the Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	-%	39.31%
Class B	-	38.11
Class C	-	38.27
Class I	-	39.73
Class Y	-	40.01

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	10
Class R5	11
Class Y	11

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$196,620
Sales Proceeds Excluding U.S. Government Obligations	245,037

20

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,447	300	(5,423)	—	(3,676)	4,066	—	(12,092)	—	(8,026)
Amount	$12,322	$2,489	$(45,819)	$—	$(31,008)	$26,887	$—	$(85,023)	$—	$(58,136)
Class B
Shares	34	33	(580)	—	(513)	284	—	(829)	—	(545)
Amount	$277	$259	$(4,598)	$—	$(4,062)	$1,744	$—	$(5,205)	$—	$(3,461)
Class C
Shares	202	30	(702)	—	(470)	428	—	(1,442)	—	(1,014)
Amount	$1,605	$234	$(5,561)	$—	$(3,722)	$2,686	$—	$(8,861)	$—	$(6,175)
Class I
Shares	135	17	(1,105)	—	(953)	4,558	71	(15,238)	—	(10,609)
Amount	$1,137	$141	$(9,199)	$—	$(7,921)	$29,459	$458	$(112,172)	$—	$(82,255)
Class R3
Shares	29	1	(19)	—	11	47	—	(39)	—	8
Amount	$251	$8	$(163)	$—	$96	$344	$—	$(270)	$—	$74
Class R4
Shares	22	1	(19)	—	4	35	—	(17)	—	18
Amount	$202	$5	$(162)	$—	$45	$233	$1	$(103)	$—	$131
Class R5
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$95	$—	$—	$—	$95	$1	$—	$—	$—	$1
Class Y
Shares	178	11	(609)	—	(420)	588	7	(7,258)	—	(6,663)
Amount	$1,622	$93	$(5,144)	$—	$(3,429)	$3,905	$47	$(46,901)	$—	$(42,949)
Total
Shares	2,057	393	(8,457)	—	(6,007)	10,006	78	(36,915)	—	(26,831)
Amount	$17,511	$3,229	$(70,646)	$—	$(49,906)	$65,259	$506	$(258,535)	$—	$(192,770)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	96	$818
For the Year Ended October 31, 2009	89	$606

8.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $34, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

21

The Hartford International Growth Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

22

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23

The Hartford International Growth Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$8.00	$0.05	$–	$1.71	$1.76	$(0.15)	$–	$–	$(0.15)	$1.61	$9.61
B	7.50	(0.01)	–	1.59	1.58	(0.12)	–	–	(0.12)	1.46	8.96
C	7.48	(0.01)	–	1.60	1.59	(0.10)	–	–	(0.10)	1.49	8.97
I	7.95	0.08	–	1.69	1.77	(0.19)	–	–	(0.19)	1.58	9.53
R3	8.08	0.03	–	1.73	1.76	(0.14)	–	–	(0.14)	1.62	9.70
R4	8.14	0.06	–	1.75	1.81	(0.16)	–	–	(0.16)	1.65	9.79
R5	8.21	0.09	–	1.77	1.86	(0.17)	–	–	(0.17)	1.69	9.90
Y	8.24	0.12	–	1.76	1.88	(0.19)	–	–	(0.19)	1.69	9.93

For the Year Ended October 31, 2009 (E)
A	7.07	0.08	–	0.85	0.93	–	–	–	–	0.93	8.00
B	6.65	0.05	–	0.80	0.85	–	–	–	–	0.85	7.50
C	6.66	0.02	–	0.80	0.82	–	–	–	–	0.82	7.48
I	7.04	0.13	–	0.82	0.95	(0.04)	–	–	(0.04)	0.91	7.95
R3	7.18	0.04	–	0.86	0.90	–	–	–	–	0.90	8.08
R4	7.23	0.07	–	0.86	0.93	(0.02)	–	–	(0.02)	0.91	8.14
R5	7.28	0.09	–	0.87	0.96	(0.03)	–	–	(0.03)	0.93	8.21
Y	7.30	0.10	–	0.88	0.98	(0.04)	–	–	(0.04)	0.94	8.24

For the Year Ended October 31, 2008 (E)
A	18.93	0.05	–	(9.50)	(9.45)	–	(2.41)	–	(2.41)	(11.86)	7.07
B	18.08	(0.05)	–	(8.97)	(9.02)	–	(2.41)	–	(2.41)	(11.43)	6.65
C	18.10	(0.05)	–	(8.98)	(9.03)	–	(2.41)	–	(2.41)	(11.44)	6.66
I	18.79	0.01	–	(9.35)	(9.34)	–	(2.41)	–	(2.41)	(11.75)	7.04
R3	19.24	0.01	–	(9.66)	(9.65)	–	(2.41)	–	(2.41)	(12.06)	7.18
R4	19.30	0.02	–	(9.68)	(9.66)	–	(2.41)	–	(2.41)	(12.07)	7.23
R5	19.35	0.10	–	(9.76)	(9.66)	–	(2.41)	–	(2.41)	(12.07)	7.28
Y	19.38	0.12	–	(9.79)	(9.67)	–	(2.41)	–	(2.41)	(12.08)	7.30

For the Year Ended October 31, 2007 (E)
A	14.93	0.02	–	5.35	5.37	(0.01)	(1.36)	–	(1.37)	4.00	18.93
B	14.42	(0.11)	–	5.13	5.02	–	(1.36)	–	(1.36)	3.66	18.08
C	14.42	(0.09)	–	5.13	5.04	–	(1.36)	–	(1.36)	3.68	18.10
I	14.94	(0.01)	–	5.40	5.39	(0.18)	(1.36)	–	(1.54)	3.85	18.79
R3(G)	14.79	(0.02)	–	4.47	4.45	–	–	–	–	4.45	19.24
R4(G)	14.79	0.03	–	4.48	4.51	–	–	–	–	4.51	19.30
R5(G)	14.79	0.07	–	4.49	4.56	–	–	–	–	4.56	19.35
Y	15.17	0.02	–	5.55	5.57	–	(1.36)	–	(1.36)	4.21	19.38

For the Year Ended October 31, 2006 (E)
A	12.14	0.02	–	2.96	2.98	(0.05)	(0.14)	–	(0.19)	2.79	14.93
B	11.77	(0.08)	–	2.87	2.79	–	(0.14)	–	(0.14)	2.65	14.42
C	11.77	(0.09)	–	2.88	2.79	–	(0.14)	–	(0.14)	2.65	14.42
I(J)	14.34	(0.02)	–	0.62	0.60	–	–	–	–	0.60	14.94
Y	12.33	0.06	–	3.02	3.08	(0.10)	(0.14)	–	(0.24)	2.84	15.17
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.
(J)	Commenced operations on August 31, 2006.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

22.29%		$134,685	1.67%		1.55%		1.55%		0.58%		110%
21.30		16,390	2.63		2.30		2.30		(0.17)		–
21.41		19,892	2.38		2.30		2.30		(0.17)		–
22.65		6,674	1.21		1.21		1.21		0.88		–
22.05		583	1.84		1.76		1.76		0.40		–
22.52		400	1.46		1.44		1.44		0.67		–
22.99		110	1.08		1.08		1.08		1.08		–
23.17		3,491	1.05		1.05		1.05		1.36		–

13.15		141,506	1.83		1.39		1.39		1.20		392
12.78		17,558	2.89		1.82		1.82		0.74		–
12.31		20,105	2.54		2.17		2.17		0.38		–
13.59		13,136	1.75		0.95		0.95		1.95		–
12.53		395	2.06		1.85		1.85		0.57		–
12.96		305	1.51		1.40		1.40		1.00		–
13.29		7	1.44		1.25		1.25		1.31		–
13.52		6,357	1.05		0.96		0.96		1.35		–

(56.94)		181,826	1.48		1.48		1.48		0.36		359
(57.28)		19,208	2.39		2.25		2.25		(0.40)		–
(57.27)		24,658	2.21		2.21		2.21		(0.37)		–
(56.75)		86,331	1.03		1.03		1.03		0.13		–
(57.08)		293	1.89		1.85		1.85		0.09		–
(56.94)		139	1.47		1.47		1.47		0.15		–
(56.77)		6	1.08		1.08		1.08		0.76		–
(56.72)		54,257	0.99		0.99		0.99		0.92		–

39.31	(F)	431,193	1.49		1.49		1.49		0.14		242
38.11	(F)	51,577	2.36		2.33		2.33		(0.73)		–
38.27	(F)	65,982	2.20		2.20		2.20		(0.61)		–
39.73	(F)	3,543	1.12		1.12		1.12		(0.06)		–
30.09	(H)	15	1.83	(I)	1.83	(I)	1.83	(I)	(0.15	)(I)	–
30.49	(H)	13	1.46	(I)	1.46	(I)	1.46	(I)	0.25	(I)	–
30.83	(H)	13	1.17	(I)	1.17	(I)	1.17	(I)	0.51	(I)	–
40.01	(F)	76,429	1.03		1.03		1.03		0.17		–

24.85		213,186	1.70		1.60		1.60		0.12		165
23.95		33,252	2.56		2.30		2.30		(0.59)		–
23.95		43,336	2.40		2.35		2.35		(0.65)		–
4.18	(H)	10	1.53	(I)	1.35	(I)	1.35	(I)	(0.49	)(I)	–
25.38		70,777	1.16		1.16		1.16		0.42		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Growth Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Growth Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

26

The Hartford International Growth Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford International Growth Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr.(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

28

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford International Growth Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	10.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass-through foreign taxes paid by the Fund to their shareholders in the amount of $295. Foreign Source Income was $4,313.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.149	N/A	N/A	0.149
Class B	0.119	N/A	N/A	0.119
Class C	0.096	N/A	N/A	0.096
Class I	0.190	N/A	N/A	0.190
Class R3	0.140	N/A	N/A	0.140
Class R4	0.158	N/A	N/A	0.158
Class R5	0.169	N/A	N/A	0.169
Class Y	0.188	N/A	N/A	0.188

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

30

The Hartford International Growth Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,127.94	$8.05	$1,000.00	$1,017.64	$7.63	1.50%	184	365
Class B	$1,000.00	$1,122.83	$12.04	$1,000.00	$1,013.86	$11.42	2.25	184	365
Class C	$1,000.00	$1,124.02	$12.05	$1,000.00	$1,013.86	$11.42	2.25	184	365
Class I	$1,000.00	$1,129.16	$6.17	$1,000.00	$1,019.41	$5.85	1.15	184	365
Class R3	$1,000.00	$1,126.61	$9.01	$1,000.00	$1,016.74	$8.54	1.68	184	365
Class R4	$1,000.00	$1,127.91	$7.24	$1,000.00	$1,018.40	$6.87	1.35	184	365
Class R5	$1,000.00	$1,131.43	$5.59	$1,000.00	$1,019.96	$5.30	1.04	184	365
Class Y	$1,000.00	$1,130.94	$5.05	$1,000.00	$1,020.47	$4.79	0.94	184	365

31

The Hartford International Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford International Growth Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the Fund’s investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund had recently improved.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In

33

The Hartford International Growth Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.  The Board considered that HIFSCO had recently: (i) permanently reduced the Fund’s contractual management fee by 0.05% across all breakpoints; and (ii) lowered the contractual expense limitations for the Fund’s Class A, Class B, Class C, and Class I shares by 0.05% and Class R3, Class R4, Class R5, and Class Y shares by 0.25%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

34

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford International Opportunities Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford International Opportunities Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford International Opportunities Fund inception 07/22/1996
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview (1) 10/31/00 – 10/31/10
Growth of a $10,000  investment in Class A which includes Sales Charge

MSCI All Country World ex U.S. Index is a broad-based, unmanaged, market  capitalization-weighted, total return index that measures the performance of both  developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely  purchased by foreigners.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth  more or less than their original cost. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on fund distributions or the  redemption of fund shares.

Performance information may reflect historical or current expense  waivers/reimbursements from the investment adviser, without which performance  would have been lower. For information on current expense  waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	10
	Year	Year	Year
International Opportunities A#	17.56%	7.17%	4.10%
International Opportunities A##	11.09%	5.96%	3.52%
International Opportunities B#	16.70%	6.52%	NA *
International Opportunities B##	11.70%	6.21%	NA *
International Opportunities C#	16.72%	6.37%	3.31%
International Opportunities C##	15.72%	6.37%	3.31%
International Opportunities I#	18.01%	7.37%	4.20%
International Opportunities R3#	17.28%	7.07%	4.29%
International Opportunities R4#	17.76%	7.42%	4.46%
International Opportunities R5#	18.12%	7.61%	4.56%
International Opportunities Y#	18.20%	7.74%	4.62%
MSCI All Country World ex U.S.	13.08%	6.21%	5.46%
Index

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on  October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Class I shares commenced operations on 5/30/08. Performance prior to 5/30/08 reflects Class A performance. Classes R3, R4 and R5 shares  commenced operations on 12/22/06. Performance prior to 12/22/06 reflects  Class Y performance.

Portfolio Manager
Nicolas M. Choumenkovitch	Tara Connolly Stilwell, CFA
Senior Vice President, Partner	Vice President

How did the Fund perform?

The Class A shares of The Hartford International Opportunities Fund returned 17.56%, before sales charge, for the twelve-month period ended October 31, 2010, outperforming the Fund’s benchmark, the MSCI All Country World ex U.S. Index, which returned 13.08% for the same period. The Fund also outperformed the 14.60% average return of the Lipper International Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The period was marked by volatility in the equity markets as concerns about a debt default in Greece, the impacts of tightening Chinese monetary policy, and stubbornly high U.S. unemployment rates pressured stocks early in the year. Generally strong earnings reports and a belief that the global economy is finding its footing provided a lift to equities later in the period. Sector returns within the MSCI All Country World ex U.S. Index diverged widely during the period. Materials (+25%) and Consumer Discretionary (+23%) posted the strongest returns, while Energy (+4%) and Financials (+5%) lagged on a relative basis.

2

The Fund’s outperformance versus its benchmark was due to positive stock selection, particularly within Industrials, Financials and Energy. Allocation among sectors, a result of the bottom-up (i.e. stock by stock fundamental research) stock selection process, was also helpful to relative returns, largely due to overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Industrials and Consumer Discretionary, and an underweight position (i.e. the Fund’s sector position was less than the benchmark position) in Energy.

Top contributors to relative and absolute performance during the period included Potash (Materials), Rio Tinto (Materials) and Compagnie Financiere Richemont (Consumer Discretionary). Shares of leading global fertilizer company Potash climbed during the period following a takeover-offer from Australian mining company BHP Billiton. Shares of Rio Tinto, a diversified international mining company with significant iron ore exposure, rose in response to higher iron ore prices and higher-than-anticipated cost cutting at the firm's aluminum division. Shares of Swiss-luxury goods maker Compagnie Financiere Richemont rose during the period due to a combination of strong sales of the company’s products within the Middle East, Europe and China.

The largest detractors from the Fund’s absolute and relative returns were CRH (Materials), Barclays (Financials) and Roche (Health Care). Shares of construction and building materials manufacturer CRH declined during the period due to weakness in cement and aggregates sales in Europe and the Americas. Shares of leading U.K.-based investment bank Barclays declined during the period over double-dip recessionary fears. Shares of Swiss pharmaceutical company Roche declined following the U.S. Food and Drug Adminstration’s recommendation to remove its prior approval of the company’s breast cancer drug Avastin. Other notable detractors from the Fund’s absolute performance included National Bank of Greece (Financials).

What is the outlook?

We believe that economies in the developed world are unlikely to see a double dip recession, but may face a cyclical slowdown. Concerns about the potential for a ‘double dip’ are having a real impact on global capital flows; however, as investors continue to move assets into Emerging Markets, which are posting faster economic growth. We ultimately believe that this optimism and growth taking place in Emerging Markets has the ability to help spur growth in the U.S. and other developed economies, especially through export activity. We are already seeing this dynamic take place in northern Europe where loose monetary policy and export demand are helping to drive strong growth in the German economy.

We increased our exposure to domestically-oriented Emerging Markets companies during the period, as we believe we are able to identify businesses that are poised to see improving returns on capital due to rising wages and middle class buying power. We find fewer opportunities in the Emerging Market export-oriented names, as we believe that appreciating Emerging Market currencies could have an adverse impact on export competitiveness and hence returns on capital.

Looking ahead, we are keeping a close eye on economic data in the U.S., especially employment data. We believe that any change in U.S. Federal Reserve Bank (Fed) policy will have significant implications for economies across the globe, as higher rates in the U.S. are likely to impact capital flows that are currently providing an accelerant to Emerging Market economies. While we see little likelihood of a near-term change in Fed policy, we continue to monitor for any signs of a durable improvement in U.S. data that could trigger Fed action.

At the end of the period, the Fund was most overweight in Industrials and Consumer Discretionary, and most underweight in Financials and Energy, relative to the benchmark. On a regional basis, the Fund ended the period with an overweight to select European countries, including the U.K. and Switzerland, and underweight positions in Japan, Australia, and Canada.

Diversification by Industry
as of October 31, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	4.8%
Banks (Financials)	11.5
Capital Goods (Industrials)	10.7
Commercial & Professional Services (Industrials)	2.3
Consumer Durables & Apparel (Consumer Discretionary)	2.3
Consumer Services (Consumer Discretionary)	2.0
Diversified Financials (Financials)	4.2
Energy (Energy)	7.0
Food, Beverage & Tobacco (Consumer Staples)	6.5
Household & Personal Products (Consumer Staples)	2.4
Insurance (Financials)	1.5
Materials (Materials)	9.8
Media (Consumer Discretionary)	1.9
Other Investment Pools and Funds (Financials)	1.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	4.6
Real Estate (Financials)	3.1
Semiconductors & Semiconductor Equipment (Information Technology)	1.4
Software & Services (Information Technology)	1.7
Technology Hardware & Equipment (Information Technology)	2.6
Telecommunication Services (Services)	5.5
Transportation (Industrials)	5.3
Utilities (Utilities)	4.6
Short-Term Investments	1.1
Other Assets and Liabilities	2.2
Total	100.0%

3

Diversification by Country
as of October 31, 2010

Percentage of
Country	Net Assets
Brazil	6.9%
Canada	1.7
Chile	1.0
China	3.8
Colombia	0.9
Denmark	0.7
Finland	1.8
France	10.0
Germany	4.1
Hong Kong	2.5
India	1.3
Ireland	1.6
Israel	2.5
Italy	2.1
Japan	10.9
Malaysia	0.2
Mexico	1.4
Netherlands	1.3
Norway	1.1
Panama	0.6
Russia	0.3
South Africa	1.4
Spain	1.7
Sweden	2.6
Switzerland	10.3
Taiwan	3.4
Turkey	0.4
United Kingdom	19.0
United States	1.2
Short-Term Investments	1.1
Other Assets and Liabilities	2.2
Total	100.0%

4

The Hartford International Opportunities Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 95.7%
	Brazil - 6.9%
58	Banco do Estado do Rio Grande do Sul S.A..	$629
318	Banco Santander Brasil S.A.	4,585
640	BM & F Bovespa S.A.	5,338
190	Cia de Concessoes Rodoviarias	5,129
135	Cyrela Brazil Realty S.A.	1,852
260	Hypermarcas S.A. ●	4,290
398	Itau Unibanco Banco Multiplo S.A. ADR	9,786
51	Itau Unibanco Holding S.A. ADR ■	1,257
180	Julio Simoes Logistica S.A. ●	953
497	PDG Realty S.A.	6,157
		39,976
	Canada - 1.7%
136	Canadian Natural Resources Ltd.	4,955
160	EnCana Corp.	4,508
		9,463
	Chile - 1.0%
256	Enersis S.A. ADR	5,830

	China - 3.8%
13,973	Agricultural Bank of China ●	7,373
2,290	China Merchants Bank Co., Ltd.	6,525
32	Ctrip.com International Ltd. ADR ●	1,687
32	New Oriental Education & Technology Group, Inc. ADR ●	3,436
132	Tencent Holdings Ltd.	3,041
		22,062
	Colombia - 0.9%
75	Bancolombia S.A. ADR	5,065

	Denmark - 0.7%
198	DSV A/S	4,052

	Finland - 1.8%
24	Elisa Oyj	511
15	KCI Konecranes Oyj	595
74	Kone Oyj Class B	3,943
64	Nokian Rendaat Oyj	2,222
64	Outotec Oyj	3,009
		10,280
	France - 10.0%
109	Accor S.A.	4,461
955	Alcatel S.A.	3,356
67	BNP Paribas	4,924
211	Groupe Danone	13,354
50	Pernod-Ricard	4,466
126	Peugeot S.A.	5,025
95	Safran S.A.	3,023
95	Schneider Electric S.A.	13,502
25	Unibail-Rodamco SE	5,223
		57,334
	Germany - 4.1%
149	Beiersdorf AG	9,727
64	Continental AG	5,553
51	Daimler AG	3,382
74	HeidelbergCement AG	3,856
7	Siemens AG	814
		23,332
	Hong Kong - 2.5%
1,051	Hang Lung Properties Ltd.	5,155
916	Shangri-La Asia Ltd.	2,066
443	Sun Hung Kai Properties Ltd.	7,621
		14,842
	India - 1.3%
156	Infrastructure Development Finance Co., Ltd.	705
184	Reliance Industries Ltd.	4,548
109	Wipro Ltd.	1,030
74	Wipro Ltd. ADR	1,055
		7,338
	Ireland - 1.6%
372	CRH plc	6,419
144	Ryanair Holdings plc	828
68	Ryanair Holdings plc ADR	2,204
		9,451
	Israel - 2.5%
88	Check Point Software Technologies Ltd. ADR ●	3,775
214	Teva Pharmaceutical Industries Ltd. ADR	11,127
		14,902
	Italy - 2.1%
884	Intesa Sanpaolo	3,109
1,730	Snam Rete Gas S.p.A.	9,377
		12,486
	Japan - 10.9%
290	Bridgestone Corp.	5,186
190	Denso Corp.	5,905
90	Eisai Co., Ltd.	3,096
55	Fanuc Ltd.	7,890
1	Inpex Corp.	3,093
702	Mitsubishi Electric Corp.	6,579
1,004	Mitsubishi UFJ Financial Group, Inc.	4,658
51	Nidec Corp.	5,007
30	Osaka Titanium Technologies	1,410
105	Shin-Etsu Chemical Co., Ltd.	5,325
105	Softbank Corp.	3,385
1	Sony Financial Holdings, Inc.	3,036
679	Sumitomo Metal Industries	1,576
53	Toho Titanium Co., Ltd.	1,375
203	Tokio Marine Holdings, Inc.	5,710
		63,231
	Malaysia - 0.2%
1,633	AirAsia Berhad ●	1,299

	Mexico - 1.4%
139	America Movil S.A. de C.V. ADR	7,936

	Netherlands - 1.3%
462	Koninklijke (Royal) KPN N.V.	7,709

	Norway - 1.1%
115	Yara International ASA	6,055

	Panama - 0.6%
65	Copa Holdings S.A. Class A	3,313

	Russia - 0.3%
32	Lukoil ADR	1,802

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 95.7% - (continued)
	South Africa - 1.4%
290	Impala Platinum Holdings Ltd.		$8,175

	Spain - 1.7%
347	Repsol YPF S.A.		9,625

	Sweden - 2.6%
100	Assa Abloy Ab		2,572
314	Atlas Copco Ab		6,566
465	Volvo Ab Class B		6,301
			15,439
	Switzerland - 10.3%
140	ABB Ltd.		2,894
106	CIE Financiere Richemont S.A.		5,280
125	Julius Baer Group Ltd.		5,281
53	Kuehne & Nagel International AG		6,574
151	Nestle S.A.		8,275
86	Roche Holding AG		12,683
4	SGS S.A.		5,949
765	UBS AG		12,997
			59,933
	Taiwan - 3.4%
1,776	Hon Hai Precision Industry Co., Ltd.		6,715
191	MediaTek, Inc.		2,403
992	Synnex Technology International Corp.		2,429
2,805	Taiwan Semiconductor Manufacturing Co., Ltd.		5,771
1,162	WPG Holdings Co., Ltd.		2,161
			19,479
	Turkey - 0.4%
132	Turkcell Iletisim Hizmetleri A.S. ADR		2,370

	United Kingdom - 19.0%
878	Barclays Bank plc		3,858
612	BG Group plc		11,922
1,400	British Airways plc		6,065
594	Capital Group plc		7,289
818	HSBC Holdings plc		8,519
366	Imperial Tobacco Group plc		11,723
1,245	National Grid plc		11,770
490	Reed Elsevier Capital, Inc.		4,201
275	Rio Tinto plc		17,878
205	Standard Chartered plc		5,927
26	Standard Chartered plc Rights		216
3,576	Vodafone Group plc		9,775
590	WPP plc		6,852
218	Xstrata plc		4,232
			110,227
	United States - 0.2%
22	Netease.com, Inc. ●		937

	Total common stocks
	(cost $485,389)		$553,943

EXCHANGE TRADED FUNDS - 1.0%
	United States - 1.0%
70	iShares MSCI EAFE Index Fund		$4,014
36	iShares MSCI Emerging Markets Index		1,642
	Total exchange traded funds
	(cost $4,423)		$5,656

	Total long-term investments
	(cost $489,812)		$559,599

SHORT-TERM INVESTMENTS - 1.1%
	Repurchase Agreements - 1.1%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $1,455,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $1,484)
$1,455	0.23%, 10/31/2010		$1,455
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $881,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $899)
881	0.23%, 10/31/2010		881
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $3,972,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $4,052)
3,972	0.22%, 10/31/2010		3,972
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $4, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $4)
4	0.21%, 10/31/2010		4
			6,312
	Total short-term investments
	(cost $6,312)		$6,312

	Total investments
	(cost $496,124) ▲	97.8%	$565,911
	Other assets and liabilities	2.2%	12,935
	Total net assets	100.0%	$578,846

The accompanying notes are an integral part of these financial statements.

6

The Hartford International Opportunities Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 95.5% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $501,045 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$75,713
Unrealized Depreciation	(10,847)
Net Unrealized Appreciation	$64,866

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $1,257, which represents 0.22% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
British Pound	Goldman Sachs	Buy	$584	$584	11/03/2010	$–
British Pound	State Street Global Markets LLC	Sell	417	409	11/01/2010	(8)
British Pound	Westpac International	Sell	2,343	2,329	11/02/2010	(14)
Euro	CS First Boston	Sell	867	867	11/02/2010	–
Euro	RBS Securities	Buy	1,153	1,153	11/02/2010	–
Hong Kong Dollar	JP Morgan Securities	Sell	2,689	2,687	11/02/2010	(2)
Japanese Yen	CS First Boston	Sell	492	488	11/02/2010	(4)
Japanese Yen	CS First Boston	Sell	641	638	11/04/2010	(3)
Japanese Yen	Goldman Sachs	Sell	8,633	8,410	04/08/2011	(223)
Japanese Yen	Morgan Stanley	Sell	462	455	11/01/2010	(7)
Swiss Franc	Brown Brothers Harriman	Sell	2,414	2,397	11/01/2010	(17)
Swiss Franc	RBC Dominion Securities	Sell	189	189	11/02/2010	–
						$(278)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Currency Concentration on Securities at October 31, 2010

Percentage of
Description	Net Assets
Brazilian Real	4.2%
British Pound	19.0
Canadian Dollar	1.7
Danish Kroner	0.7
Euro	22.2
Hong Kong Dollar	5.4
Indian Rupee	1.1
Japanese Yen	10.9
Malaysian Ringgit	0.2
Norwegian Krone	1.1
South African Rand	1.4
Swedish Krona	2.6
Swiss Franc	10.3
Taiwanese Dollar	3.4
United States Dollar	13.6
Other Assets and Liabilities	2.2
Total	100.0%

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Opportunities Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Brazil	$39,976	$39,976	$–	$–
Canada	9,463	9,463	–	–
Chile	5,830	5,830	–	–
China	22,062	12,496	9,566	–
Colombia	5,065	5,065	–	–
Denmark	4,052	–	4,052	–
Finland	10,280	–	10,280	–
France	57,334	–	57,334	–
Germany	23,332	9,727	13,605	–
Hong Kong	14,842	–	14,842	–
India	7,338	1,055	6,283	–
Ireland	9,451	2,204	7,247	–
Israel	14,902	14,902	–	–
Italy	12,486	–	12,486	–
Japan	63,231	–	63,231	–
Malaysia	1,299	–	1,299	–
Mexico	7,936	7,936	–	–
Netherlands	7,709	–	7,709	–
Norway	6,055	–	6,055	–
Panama	3,313	3,313	–	–
Russia	1,802	1,802	–	–
South Africa	8,175	–	8,175	–
Spain	9,625	–	9,625	–
Sweden	15,439	–	15,439	–
Switzerland	59,933	–	59,933	–
Taiwan	19,479	–	19,479	–
Turkey	2,370	2,370	–	–
United Kingdom	110,227	216	110,011	–
United States	937	937	–	–
Total	553,943	117,292	436,651	–
Exchange Traded Funds	5,656	5,656	–	–
Short-Term Investments	6,312	–	6,312	–
Total	$565,911	$122,948	$442,963	$–
Foreign Currency Contracts*	–	–	–	–
Total	$–	$–	$–	$–
Liabilities:
Foreign Currency Contracts*	278	–	278	–
Total	$278	$–	$278	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Opportunities Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $496,124)	$565,911
Cash	—
Foreign currency on deposit with custodian (cost $84)	84
Receivables:
Investment securities sold	12,995
Fund shares sold	3,287
Dividends and interest	914
Other assets	102
Total assets	583,293
Liabilities:
Unrealized depreciation on foreign currency contracts	278
Payables:
Investment securities purchased	2,895
Fund shares redeemed	971
Investment management fees	70
Dividends	71
Administrative fees	—
Distribution fees	22
Accrued expenses	140
Total liabilities	4,447
Net assets	$578,846
Summary of Net Assets:
Capital stock and paid-in-capital	$573,517
Accumulated undistributed net investment income	570
Accumulated net realized loss on investments and foreign currency transactions	(64,861)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	69,620
Net assets	$578,846

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$14.68 /$15.53
Shares outstanding	21,127
Net assets	$310,049
Class B: Net asset value per share	$13.58
Shares outstanding	1,211
Net assets	$16,434
Class C: Net asset value per share	$13.37
Shares outstanding	2,818
Net assets	$37,671
Class I: Net asset value per share	$14.62
Shares outstanding	748
Net assets	$10,933
Class R3: Net asset value per share	$14.95
Shares outstanding	295
Net assets	$4,413
Class R4: Net asset value per share	$15.10
Shares outstanding	468
Net assets	$7,066
Class R5: Net asset value per share	$15.15
Shares outstanding	179
Net assets	$2,704
Class Y: Net asset value per share	$15.19
Shares outstanding	12,484
Net assets	$189,576

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Opportunities Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$9,890
Interest	23
Less: Foreign tax withheld	(982)
Total investment income	8,931

Expenses:
Investment management fees	3,703
Administrative services fees	8
Transfer agent fees	980
Distribution fees
Class A	621
Class B	165
Class C	321
Class R3	6
Class R4	8
Custodian fees	53
Accounting services fees	82
Registration and filing fees	103
Board of Directors' fees	10
Audit fees	17
Other expenses	140
Total expenses (before waivers and fees paid indirectly)	6,217
Expense waivers	(74)
Transfer agent fee waivers	(89)
Commission recapture	(20)
Custodian fee offset	—
Total waivers and fees paid indirectly	(183)
Total expenses, net	6,034
Net Investment Income	2,897
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	47,418
Net realized gain on foreign currency contracts	851
Net realized gain on other foreign currency transactions	146
Net Realized Gain on Investments and Foreign Currency Transactions	48,415
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	28,734
Net unrealized depreciation of foreign currency contracts	(300)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	111
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	28,545
Net Gain on Investments and Foreign Currency Transactions	76,960
Net Increase in Net Assets Resulting from Operations	$79,857

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Opportunities Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$2,897	$3,859
Net realized gain (loss) on investments and foreign currency transactions	48,415	(60,495)
Net unrealized appreciation of investments and foreign currency transactions	28,545	131,209
Net Increase In Net Assets Resulting From Operations	79,857	74,573
Distributions to Shareholders:
From net investment income
Class A	(2,779)	(3,361)
Class B	(21)	(240)
Class C	(17)	(354)
Class I	(112)	(6)
Class R3	(31)	(4)
Class R4	(57)	(29)
Class R5	(24)	—
Class Y	(2,759)	(2,686)
Total distributions	(5,800)	(6,680)
Capital Share Transactions:
Class A	62,209	25,960
Class B	(3,420)	(2,813)
Class C	3,809	(3)
Class I	7,633	1,984
Class R3	3,561	317
Class R4	4,447	456
Class R5	2,395	191
Class Y	29,835	33,751
Net increase from capital share transactions	110,469	59,843
Proceeds from regulatory settlements	1,841	—
Net Increase In Net Assets	186,367	127,736
Net Assets:
Beginning of period	392,479	264,743
End of period	$578,846	$392,479
Accumulated undistributed (distribution in excess of) net investment income (loss)	$570	$2,496

The accompanying notes are an integral part of these financial statements.

11

The Hartford International Opportunities Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford International Opportunities Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are

12

significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-

13

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

14

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

i)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid

15

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

j)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

k)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$–	Unrealized depreciation on foreign currency contracts	$278

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$851	$—	$851
Total	$—	$—	$—	$851	$—	$851

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(300)	—	$(300)
Total	$—	$—	$—	$(300)	$—	$(300)

m)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

16

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$5,729	$6,680

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$641
Accumulated Capital Losses *	(60,163)
Unrealized Appreciation †	64,922
Total Accumulated Earnings	$5,400

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

17

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$977
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(977)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$324
2017	59,839
Total	$60,163

As of October 31, 2010, the Fund utilized $42,089 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

18

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee (1)
On first $500 million	0.7500%
On next $4.5 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

(1)
As of July 1, 2010, HIFSCO has voluntarily agreed to reduce its contractual investment management fee by 0.10% on the first $1 billion of average daily net assets and 0.05% of average daily net assets over $1 billion. Prior to July 1, 2010, the investment management fee was as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.30%	2.05%	2.05%	1.05%	1.50%	1.20%	0.90%	0.85%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.57%	2.32%	2.32%	1.32%	1.82%	1.52%	1.22%	1.22%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund

19

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended		Year Ended		Year Ended
	October 31,	October 31,	October 31,		October 31,		October 31,
	2010	2009	2008		2007		2006
Class A Shares	1.42%	1.42%	1.47%		1.49%		1.54%
Class B Shares	2.18	1.84	2.11		2.18		2.12
Class C Shares	2.15	2.23	2.20		2.21		2.30
Class I Shares	1.07	1.22	1.00	*
Class R3 Shares	1.59	1.81	1.79		1.71	†
Class R4 Shares	1.27	1.37	1.51		1.40	†
Class R5 Shares	0.96	1.08	1.10		1.11	†
Class Y Shares	0.90	0.96	0.94		0.95		0.99

*  From May 30, 2008 (commencement of operations), through October 31, 2008.
†  From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $1,692 and contingent deferred sales charges of $31 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $29. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s

20

salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for the	Total Return Excluding Payment
	Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	39.14%
Class B	0.01	38.16
Class C	0.01	38.16
Class Y	0.01	39.90

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	7

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$564,178
Sales Proceeds Excluding U.S. Government Obligations	463,569

21

The Hartford International Opportunities Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	9,172	194	(4,695)	—	4,671	6,388	330	(5,043)	—	1,675
Amount	$121,244	$2,700	$(61,735)	$—	$62,209	$74,024	$3,193	$(51,257)	$—	$25,960
Class B
Shares	163	2	(447)	—	(282)	274	26	(623)	—	(323)
Amount	$2,013	$20	$(5,453)	$—	$(3,420)	$2,683	$232	$(5,728)	$—	$(2,813)
Class C
Shares	929	1	(630)	—	300	726	37	(801)	—	(38)
Amount	$11,250	$15	$(7,456)	$—	$3,809	$6,962	$326	$(7,291)	$—	$(3)
Class I
Shares	762	4	(195)	—	571	184	1	(22)	—	163
Amount	$10,060	$63	$(2,490)	$—	$7,633	$2,249	$6	$(271)	$—	$1,984
Class R3
Shares	289	2	(32)	—	259	39	—	(10)	—	29
Amount	$3,975	$31	$(445)	$—	$3,561	$433	$4	$(120)	$—	$317
Class R4
Shares	376	4	(48)	—	332	59	3	(20)	—	42
Amount	$5,049	$57	$(659)	$—	$4,447	$619	$29	$(192)	$—	$456
Class R5
Shares	169	2	(8)	—	163	18	—	(3)	—	15
Amount	$2,481	$24	$(110)	$—	$2,395	$225	$—	$(34)	$—	$191
Class Y
Shares	4,265	192	(2,225)	—	2,232	3,675	269	(430)	—	3,514
Amount	$57,753	$2,758	$(30,676)	$—	$29,835	$35,950	$2,686	$(4,885)	$—	$33,751
Total
Shares	16,125	401	(8,280)	—	8,246	11,363	666	(6,952)	—	5,077
Amount	$213,825	$5,668	$(109,024)	$—	$110,469	$123,145	$6,476	$(69,778)	$—	$59,843

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	128	$1,713
For the Year Ended October 31, 2009	161	$1,614

8.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $1,841, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The impact of the payment on the Fund’s NAV was approximately $0.06 for all classes.

22

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

23

The Hartford International Opportunities Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$12.62	$0.07	$–	$2.14	$2.21	$(0.15)	$–	$–	$(0.15)	$2.06	$14.68
B	11.65	(0.03)	–	1.97	1.94	(0.01)	–	–	(0.01)	1.93	13.58
C	11.46	(0.02)	–	1.94	1.92	(0.01)	–	–	(0.01)	1.91	13.37
I	12.59	0.13	–	2.12	2.25	(0.22)	–	–	(0.22)	2.03	14.62
R3	12.88	0.05	–	2.17	2.22	(0.15)	–	–	(0.15)	2.07	14.95
R4	12.98	0.08	–	2.22	2.30	(0.18)	–	–	(0.18)	2.12	15.10
R5	13.04	0.14	–	2.21	2.35	(0.24)	–	–	(0.24)	2.11	15.15
Y	13.07	0.14	–	2.22	2.36	(0.24)	–	–	(0.24)	2.12	15.19

For the Year Ended October 31, 2009 (E)
A	10.23	0.13	–	2.50	2.63	(0.24)	–	–	(0.24)	2.39	12.62
B	9.40	0.08	–	2.31	2.39	(0.14)	–	–	(0.14)	2.25	11.65
C	9.29	0.04	–	2.28	2.32	(0.15)	–	–	(0.15)	2.17	11.46
I	10.25	0.05	–	2.60	2.65	(0.31)	–	–	(0.31)	2.34	12.59
R3	10.51	0.08	–	2.56	2.64	(0.27)	–	–	(0.27)	2.37	12.88
R4	10.58	0.14	–	2.56	2.70	(0.30)	–	–	(0.30)	2.40	12.98
R5	10.60	0.08	–	2.66	2.74	(0.30)	–	–	(0.30)	2.44	13.04
Y	10.62	0.19	–	2.57	2.76	(0.31)	–	–	(0.31)	2.45	13.07

For the Year Ended October 31, 2008 (E)
A	21.79	0.19	–	(8.49)	(8.30)	(0.06)	(3.20)	–	(3.26)	(11.56)	10.23
B	20.34	0.07	–	(7.81)	(7.74)	–	(3.20)	–	(3.20)	(10.94)	9.40
C	20.16	0.08	–	(7.75)	(7.67)	–	(3.20)	–	(3.20)	(10.87)	9.29
I(F)	17.53	0.06	–	(7.34)	(7.28)	–	–	–	–	(7.28)	10.25
R3	22.33	0.18	–	(8.77)	(8.59)	(0.03)	(3.20)	–	(3.23)	(11.82)	10.51
R4	22.39	0.05	–	(8.59)	(8.54)	(0.07)	(3.20)	–	(3.27)	(11.81)	10.58
R5	22.45	0.25	–	(8.78)	(8.53)	(0.12)	(3.20)	–	(3.32)	(11.85)	10.60
Y	22.48	0.29	–	(8.81)	(8.52)	(0.14)	(3.20)	–	(3.34)	(11.86)	10.62

For the Year Ended October 31, 2007
A	16.13	0.05	–	6.10	6.15	(0.06)	(0.43)	–	(0.49)	5.66	21.79
B	15.14	(0.07)	–	5.70	5.63	–	(0.43)	–	(0.43)	5.20	20.34
C	15.01	(0.07)	–	5.65	5.58	–	(0.43)	–	(0.43)	5.15	20.16
R3 (J)	17.07	0.06	–	5.20	5.26	–	–	–	–	5.26	22.33
R4 (J)	17.07	0.09	–	5.23	5.32	–	–	–	–	5.32	22.39
R5 (J)	17.07	0.13	–	5.25	5.38	–	–	–	–	5.38	22.45
Y	16.67	0.05	–	6.39	6.44	(0.20)	(0.43)	–	(0.63)	5.81	22.48

For the Year Ended October 31, 2006 (E)
A	13.13	0.13	–	2.92	3.05	(0.05)	–	–	(0.05)	3.00	16.13
B	12.35	0.03	–	2.76	2.79	–	–	–	–	2.79	15.14
C	12.27	0.01	–	2.73	2.74	–	–	–	–	2.74	15.01
Y	13.55	0.25	–	2.98	3.23	(0.11)	–	–	(0.11)	3.12	16.67

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 30, 2008.
(G)	Not annualized.
(H)	Annualized.
(I)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(J)	Commenced operations on December 22, 2006.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

17.56%		$310,049	1.47%		1.42%		1.42%		0.54%		106%
16.70		16,434	2.44		2.19		2.19		(0.24)		–
16.72		37,671	2.16		2.15		2.15		(0.19)		–
18.01		10,933	1.08		1.08		1.08		1.02		–
17.28		4,413	1.63		1.59		1.59		0.38		–
17.76		7,066	1.29		1.27		1.27		0.63		–
18.12		2,704	0.99		0.97		0.97		1.04		–
18.20		189,576	0.90		0.90		0.90		1.05		–

26.36		207,600	1.65		1.42		1.42		1.20		168
25.85		17,390	2.74		1.84		1.84		0.85		–
25.38		28,852	2.34		2.23		2.23		0.45		–
26.81		2,230	1.25		1.23		1.23		0.51		–
25.94		466	1.85		1.82		1.82		0.72		–
26.42		1,769	1.38		1.38		1.38		1.29		–
26.67		210	1.09		1.09		1.09		0.62		–
26.94		133,962	0.96		0.96		0.96		1.73		–

(44.50)		151,147	1.47		1.47		1.47		1.23		150
(44.86)		17,068	2.45		2.11		2.11		0.50		–
(44.92)		23,743	2.20		2.20		2.20		0.54		–
(41.53	) (G)	143	1.00	(H)	1.00	(H)	1.00	(H)	1.19	(H)	–
(44.70)		74	1.99		1.79		1.79		1.13		–
(44.39)		1,003	1.52		1.52		1.52		0.54		–
(44.32)		10	1.10		1.10		1.10		1.57		–
(44.22)		71,555	0.94		0.94		0.94		1.74		–

39.15	(I)	241,239	1.49		1.49		1.49		0.31		147
38.17	(I)	37,545	2.46		2.18		2.18		(0.39)		–
38.17	(I)	31,076	2.21		2.21		2.21		(0.42)		–
30.81	(G)	28	1.71	(H)	1.71	(H)	1.71	(H)	0.40	(H)	–
31.17	(G)	13	1.41	(H)	1.41	(H)	1.41	(H)	0.53	(H)	–
31.52	(G)	13	1.11	(H)	1.11	(H)	1.11	(H)	0.83	(H)	–
39.91	(I)	127,314	0.95		0.95		0.95		0.84		–

23.25		159,087	1.61		1.57		1.57		0.84		102
22.59		29,125	2.56		2.15		2.15		0.24		–
22.33		20,782	2.33		2.33		2.33		0.06		–
24.00		43,994	1.02		1.02		1.02		1.56		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Opportunities Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Opportunities Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

26

The Hartford International Opportunities Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

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The Hartford International Opportunities Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010. James E. Davey (1964) President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

28

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President of The Hartford. She also serves as Vice President and Chief Investment Adviser Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford International Opportunities Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	15.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass-through foreign taxes paid by the Fund to their shareholders in the amount of $715. Foreign Source Income was $9,952.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.146	N/A	N/A	0.146
Class B	0.014	N/A	N/A	0.014
Class C	0.006	N/A	N/A	0.006
Class I	0.222	N/A	N/A	0.222
Class R3	0.149	N/A	N/A	0.149
Class R4	0.176	N/A	N/A	0.176
Class R5	0.237	N/A	N/A	0.237
Class Y	0.243	N/A	N/A	0.243

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

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The Hartford International Opportunities Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,097.72	$7.19	$1,000.00	$1,018.35	$6.92	1.36%	184	365
Class B	$1,000.00	$1,094.35	$11.19	$1,000.00	$1,014.52	$10.76	2.12	184	365
Class C	$1,000.00	$1,093.65	$11.08	$1,000.00	$1,014.62	$10.66	2.10	184	365
Class I	$1,000.00	$1,100.21	$5.45	$1,000.00	$1,020.01	$5.24	1.03	184	365
Class R3	$1,000.00	$1,096.94	$8.14	$1,000.00	$1,017.44	$7.83	1.54	184	365
Class R4	$1,000.00	$1,098.58	$6.51	$1,000.00	$1,019.00	$6.26	1.23	184	365
Class R5	$1,000.00	$1,100.58	$4.98	$1,000.00	$1,020.47	$4.79	0.94	184	365
Class Y	$1,000.00	$1,101.10	$4.55	$1,000.00	$1,020.87	$4.38	0.86	184	365

31

The Hartford International Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford International Opportunities Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

32

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In

33

The Hartford International Opportunities Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently: (i) permanently reduced the Fund’s contractual management fee by 0.10% on the first $1 billion of assets and 0.05% for assets over $1 billion; and (ii) lowered the contractual expense limitations for the Fund’s Class A, Class B, Class C, and Class I shares by 0.27%, Class R3, Class R4, and Class R5 shares by 0.32%, and Class Y shares by 0.37%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

34

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford International Small Company Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,”with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009,Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal.Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford International Small Company Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford International Small Company Fund inception 04/30/2001
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks capital appreciation.

Performance Overview(1) 4/30/01 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

S&P EPAC SmallCap Index (formerly known as S&P/Citigroup Extended Market Euro Pacific Asia Composite Index) is a global equity index comprised of the smallest 15% of each country's market capitalization in the S&P BMI (Broad Market Index) World. (The S&P BMI World Index captures all companies in developed markets with free float market capitalization of at least $100 million as of the annual index reconstitution.) All developed market countries are included in the S&P EPAC SmallCap Index except the U.S. and Canada.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
International Small Company A#	18.22%	5.94%	9.10%
International Small Company A##	11.72%	4.75%	8.45%
International Small Company B#	17.28%	5.27%	NA*
International Small Company B##	12.28%	4.98%	NA*
International Small Company C#	17.23%	5.13%	8.29%
International Small Company C##	16.23%	5.13%	8.29%
International Small Company I#	18.76%	6.20%	9.24%
International Small Company R3#	18.46%	6.37%	9.56%
International Small Company R4#	18.65%	6.40%	9.58%
International Small Company R5#	18.74%	6.42%	9.59%
International Small Company Y#	18.83%	6.43%	9.60%
S&P EPAC SmallCap Index	14.52%	5.32%	9.83%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset  value available to shareholders for sale or redemption of Fund shares on  October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Class I shares commenced operations on 5/31/07. Performance prior to  5/31/07 reflects Class A performance. Classes R3, R4 and R5 shares  commenced operations on 5/28/10. Performance prior to 5/28/10 reflects  Class Y performance.

Portfolio Managers
Daniel Maguire, CFA	Simon H. Thomas
Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford International Small Company Fund returned 18.22%, before sales charge, for the twelve-month period ended October 31, 2010, outperforming the Fund’s benchmark, the S&P EPAC SmallCap Index, which returned 14.52% for the same period. The Fund underperformed the 22.49% average return of the Lipper International Small/Mid Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets were volatile during the period, but rebounded strongly to end the period as investor confidence grew amid better-than-expected corporate earnings, accommodative monetary policy, and improving economic conditions. Increasing sovereign risk concerns in several European countries and tightening credit conditions in China were not enough to derail optimism about improving corporate earnings growth. Sector returns within the S&P EPAC SmallCap Index were positive over the period, with particular strength in Telecommunication Services (+28%) and Materials (+27%). In contrast, Financials (+5%), Health Care (+6%), and Utilities (+6%) lagged.

2

The Fund outperformed its benchmark primarily due to positive stock selection in the Consumer Discretionary, Consumer Staples, and Financials sectors. Allocation among sectors, which is largely a result of the bottom-up (i.e. stock by stock fundamental analysis) stock selection process, was additive due to an underweight (i.e. the Fund’s sector position was less than the benchmark position) in Financials and overweights (i.e. the Fund’s sector position was greater than the benchmark position) in Consumer Staples, Industrials, and Information Technology.

Top contributors to relative returns were Dufry (Consumer Discretionary), China State Construction (Industrials), and Whitehaven Coal (Energy). Shares of Dufry, an operator of duty-free airport shops, benefited from growing expectations for passenger air travel as confidence in the economic recovery has taken hold. Shares of China State Construction, one of the largest construction contractors in China, rose during the period as Chinese infrastructure spending and residential home construction both continued to increase. Shares of Australia-based Whitehaven Coal surged during the period following media reports that the coal producer received offers from two potential buyers. In addition, the company benefited from pricing power due to higher demand for coal from China and India. Notable contributors to absolute returns were Kongsberg Group (Industrials) and ARM Holdings (Information Technology).

The largest detractors from relative performance during the period were Sechilienne-Sidec (Utilities), Shionogi (Health Care), and AJ Lucas (Industrials). Shares of Sechilienne-Sidec, a France-based provider of electricity in France's overseas territories, fell due to bad weather and industrial disputes in some of the country’s territories. Shares of Japanese drug-maker Shionogi fell due to poor performance by its U.S. subsidiary, Shionogi, Inc. (formerly Sciele). The company’s U.S. division suffered from reduced wholesaler inventories and generic competition. Shares of Australian engineering infrastructure, drilling and building construction company AJ Lucas fell on near-term earnings growth concerns. Notable detractors from absolute returns included Industrials stocks Ausenco and Hampson Industries.

What is the outlook?

Despite a surge in equities during the period, we believe that the macroeconomic environment remains uncertain. We continue to focus our analysis at the individual company level, seeking to identify companies with strong balance sheets, leading competitive positions, and solid free cash flows, that are trading at attractive valuations.

At the end of the period, we were most overweight in Consumer Discretionary, Industrials, and Energy, and most underweight in Financials relative to the benchmark. On a regional basis, our greatest underweight position relative to the benchmark at the end of the period was to Europe. This was offset by overweight positions in Japan and select Emerging Markets.

Diversification by Industry
as of October 31, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	3.7%
Banks (Financials)	0.8
Capital Goods (Industrials)	16.0
Commercial & Professional Services (Industrials)	3.9
Consumer Durables & Apparel (Consumer Discretionary)	3.3
Consumer Services (Consumer Discretionary)	2.5
Diversified Financials (Financials)	6.6
Energy (Energy)	5.7
Food & Staples Retailing (Consumer Staples)	1.0
Food, Beverage & Tobacco (Consumer Staples)	1.0
Health Care Equipment & Services (Health Care)	3.9
Household & Personal Products (Consumer Staples)	2.2
Insurance (Financials)	0.1
Materials (Materials)	9.0
Media (Consumer Discretionary)	2.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.7
Real Estate (Financials)	4.9
Retailing (Consumer Discretionary)	10.4
Semiconductors & Semiconductor Equipment (Information Technology)	2.0
Software & Services (Information Technology)	6.2
Technology Hardware & Equipment (Information Technology)	1.1
Transportation (Industrials)	5.5
Utilities (Utilities)	1.5
Short-Term Investments	2.9
Other Assets and Liabilities	–
Total	100.0%

Diversification by Country
as of October 31, 2010

Percentage of
Country	Net Assets
Australia	7.1%
Austria	0.7
Belgium	2.6
Brazil	2.9
China	0.7
Denmark	1.0
Finland	0.6
France	8.7
Germany	4.4
Hong Kong	4.4
India	0.4
Israel	0.8
Italy	2.3
Japan	28.7
Luxembourg	0.7
Netherlands	0.9
Norway	1.5
Singapore	3.2
South Korea	1.6
Spain	0.5
Sweden	0.7
Switzerland	3.0
United Kingdom	19.4
United States	0.3
Short-Term Investments	2.9
Other Assets and Liabilities	–
Total	100.0%

3

The Hartford International Small Company Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.1%
	Australia - 7.1%
478	AJ Lucas Group Ltd.	$1,118
260	Aquarius Platinum Ltd.	1,502
326	Ausenco Ltd.	818
229	Karoon Gas Australia Ltd. ●	2,109
761	NRW Holdings Ltd.	1,333
213	NuFarm Ltd.	947
77	Sims Metal Management Ltd.	1,241
203	Toll Holdings Ltd.	1,234
255	Whitehaven Coal Ltd.	1,736
79	Worleyparsons Ltd.	1,782
		13,820
	Austria - 0.7%
17	Andritz AG	1,309

	Belgium - 2.6%
26	CFE	1,636
3	D'ieteren S.A.	1,831
37	UCB S.A.	1,435
		4,902
	Brazil - 2.9%
–	Brasil Insurance Participacoes e Administracao S.A	159
183	Ecorodovias Infraestrutura e Logistica S.A. ●	1,384
34	Localiza Rent a Car S.A.	561
57	Multiplus S.A.	951
74	PDG Realty S.A.	914
18	Totvs S.A.	1,615
		5,584
	China - 0.7%
55	AsiaInfo-Linkage, Inc. ●	1,213

	Denmark - 1.0%
90	DSV A/S	1,854

	Finland - 0.6%
61	Tieto Oyj	1,174

	France - 8.7%
8	Bollore	1,884
19	Bureau Veritas S.A.	1,382
50	CFAO	2,210
9	Icade	1,042
23	Imerys S.A.	1,403
51	Meetic	1,526
29	Orpea	1,468
17	Seche Environment	1,376
59	Sechilienne S.A.	1,700
25	Seloger.com	1,279
23	Wendel	1,798
		17,068
	Germany - 4.4%
19	Delticom AG	1,483
30	MTU Aero Engines Holdings AG	1,802
29	Rheinmetall AG	2,109
61	Rhoen-Klinikum AG	1,433
39	Stratec Biomedical	1,463
		8,290
	Hong Kong - 4.4%
175	ASM Pacific Technology	1,581
581	Boshiwa International Holdings ●	533
1,613	China Automation Group	1,266
101	Evergreen International Holdings Ltd. ●	60
489	Microport Scientific Corp. ●	498
2,249	Pacific Basin Ship	1,644
1,148	Techtronic Industries Co., Ltd.	1,164
705	Vinda International Holdings Ltd.	917
1,115	Yingde Gases ●	958
		8,621
	India - 0.4%
125	Jyothy Laboratories Ltd.	777

	Israel - 0.8%
322	Bank Hapoalim B.M. ●	1,458

	Italy - 2.3%
36	DiaSorin S.p.A.	1,494
138	Gruppo Coin S.p.A. ●	1,446
716	Immobiliare Grande Distribuzione	1,434
		4,374
	Japan - 28.7%
44	ABC Mart, Inc.	1,481
152	Asics Corp.	1,637
42	Benesse Holdings, Inc.	2,030
64	Cosmos Pharmaceutical Corp.	2,015
212	Dainippon Screen Mfg Co., Ltd.	1,206
20	Disco Corp.	1,141
1	EPS Co., Ltd.	1,336
315	Fuji Heavy Industries Ltd.	2,171
265	Hino Motors Ltd.	1,145
115	Hitachi Metals Ltd.	1,309
89	Hoshizaki Electric Co., Ltd.	1,742
41	Jafco Co., Ltd.	849
–	Kakaku.com, Inc.	975
–	Message Co., Ltd.	1,047
227	Mitsui-Soko Co., Ltd.	854
154	Mori Seiki Co., Ltd.	1,508
258	Nihon Nohyaku Co., Ltd.	1,486
205	Nippon Denko Co., Ltd.	1,519
78	NSD Co., Ltd.	826
1	Osaka Securities Exchange Co., Ltd.	2,769
42	Pigeon Corp.	1,258
21	Point, Inc.	897
28	Proto Corp.	1,115
140	Shinko Plantech Co., Ltd.	1,293
123	Shionogi & Co., Ltd.	2,145
921	Showa Denko K.K.	1,684
87	Square Enix Holdings Co., Ltd.	1,819
–	Start Today Co., Ltd.	1,481
185	Sumitomo Rubber Industries	1,984
197	Sumitomo Warehouse	1,022
432	Teijin Ltd.	1,600
30	THK Co., Ltd.	566
91	Tokyo Ohka Kogyo Co., Ltd.	1,679
44	Toshiba Plant Systems & Services Corp.	578
23	Towa Pharmaceutical Co., Ltd.	1,268
392	Toyo Engineering Corp.	1,250
90	Toyota Boshoku Corp.	1,523
92	Yamaha Motor Co., Ltd.	1,405

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.1% - (continued)
	Japan - 28.7% - (continued)
205	Yaskawa Electric Corp.		$1,600
			55,213
	Luxembourg - 0.7%
78	Reinet Investments S.A. ●		1,340

	Netherlands - 0.9%
13	HAL Trust		1,591

	Norway - 1.5%
120	Kongsberg Gruppen ASA		2,492
62	Statoil Fuel & Retail ASA ●		440
			2,932
	Singapore - 3.2%
1,390	Capitacommercial Trust		1,607
872	CapitaLand Retail Ltd.		1,447
470	Hyflux Ltd.		1,147
938	Indofood Agri Resources Ltd. ●		1,897
			6,098
	South Korea - 1.6%
15	Daum Communications Corp. ●		1,014
4	LG Household & Health Care Ltd.		1,257
3	OCI Co., Ltd.		932
			3,203
	Spain - 0.5%
58	Grifols S.A.		948

	Sweden - 0.7%
150	Bjoern Borg Ab		1,368

	Switzerland - 3.0%
32	Dufry Group		3,762
57	Temenos Group AG ●		1,911
			5,673
	United Kingdom - 19.4%
130	African Barrick Gold Ltd.		1,130
80	AMEC plc		1,384
249	Ashmore Group plc		1,530
268	Babcock International Group plc		2,489
475	Brown (N) Group plc		2,286
39	Chemring Group plc		1,850
105	Close Brothers Group plc		1,293
158	Cookson Group plc		1,305
1,504	Debenhams plc		1,841
348	Domino's Pizza UK & IRL plc		2,719
1,021	Hampson Industries plc		523
1,201	Hansteen Holdings plc		1,390
131	Hunting plc		1,354
223	IG Group Holdings plc		1,888
163	James Fisher & Sons plc		1,339
276	Jupiter Fund Management plc ●		1,249
69	Kier Group plc		1,470
141	Land Securities Group plc		1,531
288	Mears Group plc		1,404
210	Persimmon plc		1,145
136	Rightmove		1,728
49	Rotork plc		1,326
196	Savills plc		1,034
60	Ultra Electronics Holdings plc		1,780
			36,988
	United States - 0.3%
48	Hollysys Automation Technology ●		607

	Total common stocks
	(cost $162,260)		$186,405

	Total long-term investments
	(cost $162,260)		$186,405

SHORT-TERM INVESTMENTS - 2.9%
	Repurchase Agreements - 2.9%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $1,288,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $1,314)
$1,288	0.23%, 10/31/2010		$1,288
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $780,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $796)
780	0.23%, 10/31/2010		780
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $3,517,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $3,588)
3,517	0.22%, 10/31/2010		3,517
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $4, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $4)
4	0.21%, 10/31/2010		4
			5,589
	Total short-term investments
	(cost $5,589)		$5,589

	Total investments
	(cost $167,849) ▲	100.0%	$191,994
	Other assets and liabilities	–%	39
	Total net assets	100.0%	$192,033

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Small Company Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.8% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $174,623 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$32,129
Unrealized Depreciation	(14,758)
Net Unrealized Appreciation	$17,371

●	Currently non-income producing.

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	JP Morgan Securities	Sell	$80	$80	11/01/2010	$–
British Pound	State Street Global Markets LLC	Buy	–	–	11/01/2010	–
Euro	Calyon Securities	Buy	189	187	11/01/2010	2
Euro	Calyon Securities	Buy	15	15	11/02/2010	–
Euro	CS First Boston	Buy	945	945	11/03/2010	–
Euro	RBS Securities	Buy	15	15	11/02/2010	–
Hong Kong Dollar	Morgan Stanley	Buy	61	61	11/04/2010	–
Japanese Yen	CS First Boston	Sell	444	440	11/02/2010	(4)
Japanese Yen	CS First Boston	Buy	184	183	11/04/2010	1
Japanese Yen	Morgan Stanley	Buy	630	621	11/01/2010	9
Norwegian Krone	Calyon Securities	Buy	32	32	11/01/2010	–
Singapore Dollar	CS First Boston	Buy	66	65	11/01/2010	1
						$9

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Currency Concentration on Securities at October 31, 2010

Percentage of
Description	Net Assets
Australian Dollar	6.3%
Brazilian Real	2.9
British Pound	20.2
Danish Kroner	1.0
Euro	21.4
Hong Kong Dollar	4.4
Indian Rupee	0.4
Israeli New Shekel	0.8
Japanese Yen	28.7
Norwegian Krone	1.5
Republic of Korea Won	1.6
Singapore Dollar	3.2
Swedish Krona	0.7
Swiss Franc	3.0
United States Dollar	3.9
Other Assets and Liabilities	–
Total	100.0%

The accompanying notes are an integral part of these financial statements.

6

The Hartford International Small Company Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Australia	$13,820	$–	$13,820	$–
Austria	1,309	–	1,309	–
Belgium	4,902	–	4,902	–
Brazil	5,584	5,425	–	159
China	1,213	1,213	–	–
Denmark	1,854	–	1,854	–
Finland	1,174	–	1,174	–
France	17,068	4,786	12,282	–
Germany	8,290	2,946	5,344	–
Hong Kong	8,621	1,031	7,530	60
India	777	–	777	–
Israel	1,458	–	1,458	–
Italy	4,374	–	4,374	–
Japan	55,213	–	55,213	–
Luxembourg	1,340	–	1,340	–
Netherlands	1,591	–	1,591	–
Norway	2,932	440	2,492	–
Singapore	6,098	–	6,098	–
South Korea	3,203	–	3,203	–
Spain	948	–	948	–
Sweden	1,368	–	1,368	–
Switzerland	5,673	–	5,673	–
United Kingdom	36,988	3,111	33,877	–
United States	607	607	–	–
Total	186,405	19,559	166,627	219
Short-Term Investments	5,589	–	5,589	–
Total	$191,994	$19,559	$172,216	$219
Foreign Currency Contracts*	13	–	13	–
Total	$13	$–	$13	$–
Liabilities:
Foreign Currency Contracts*	4	–	4	–
Total	$4	$–	$4	$–
♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	October
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	31, 2010
Assets:
Common Stocks	$—	$—	$—	*	$—	$219	$—	$—	$—	$219
Total	$—	$—	$—		$—	$219	$—	$—	$—	$219

*	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $—.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Small Company Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $167,849)	$191,994
Cash	—
Foreign currency on deposit with custodian (cost $1)	1
Unrealized appreciation on foreign currency contracts	13
Receivables:
Investment securities sold	804
Fund shares sold	1,530
Dividends and interest	466
Other assets	78
Total assets	194,886
Liabilities:
Unrealized depreciation on foreign currency contracts	4
Payables:
Investment securities purchased	2,582
Fund shares redeemed	190
Investment management fees	28
Administrative fees	—
Distribution fees	5
Accrued expenses	44
Total liabilities	2,853
Net assets	$192,033
Summary of Net Assets:
Capital stock and paid-in-capital	$238,371
Accumulated undistributed net investment income	63
Accumulated net realized loss on investments and foreign currency transactions	(70,559)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	24,158
Net assets	$192,033

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$12.56/$13.29
Shares outstanding	4,261
Net assets	$53,514
Class B: Net asset value per share	$11.97
Shares outstanding	656
Net assets	$7,850
Class C: Net asset value per share	$11.78
Shares outstanding	942
Net assets	$11,103
Class I: Net asset value per share	$12.53
Shares outstanding	615
Net assets	$7,698
Class R3: Net asset value per share	$12.72
Shares outstanding	10
Net assets	$125
Class R4: Net asset value per share	$12.74
Shares outstanding	10
Net assets	$125
Class R5: Net asset value per share	$12.75
Shares outstanding	10
Net assets	$125
Class Y: Net asset value per share	$12.76
Shares outstanding	8,738
Net assets	$111,493

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Small Company Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$3,170
Interest	3
Less: Foreign tax withheld	(292)
Total investment income	2,881

Expenses:
Investment management fees	1,533
Administrative services fees	—
Transfer agent fees	283
Distribution fees
Class A	130
Class B	80
Class C	110
Class R3	—
Class R4	—
Custodian fees	35
Accounting services fees	31
Registration and filing fees	73
Board of Directors' fees	4
Audit fees	14
Other expenses	42
Total expenses (before waivers and fees paid indirectly)	2,335
Expense waivers	(10)
Transfer agent fee waivers	(63)
Commission recapture	(4)
Custodian fee offset	—
Total waivers and fees paid indirectly	(77)
Total expenses, net	2,258
Net Investment Income	623
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	31,819
Net realized gain on foreign currency contracts	236
Net realized loss on other foreign currency transactions	(259)
Net Realized Gain on Investments and Foreign Currency Transactions	31,796
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(1,536)
Net unrealized appreciation of foreign currency contracts	2
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	—
Net Changes in Unrealized Depreciation of Investments and Foreign Currency Transactions	(1,534)
Net Gain on Investments and Foreign Currency Transactions	30,262
Net Increase in Net Assets Resulting from Operations	$30,885

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Small Company Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$623	$1,034
Net realized gain (loss) on investments and foreign currency transactions	31,796	(38,248)
Net unrealized appreciation (depreciation) of investments and foreign currency transactions	(1,534)	88,720
Net Increase In Net Assets Resulting From Operations	30,885	51,506
Distributions to Shareholders:
From net investment income
Class A	(587)	—
Class B	(63)	—
Class C	(60)	—
Class I	(108)	(11)
Class Y	(1,248)	(479)
Total distributions	(2,066)	(490)
Capital Share Transactions:
Class A	(7,680)	(12,038)
Class B	(2,085)	(1,336)
Class C	(2,228)	(2,452)
Class I	(733)	4,501
Class R3	100	—
Class R4	100	—
Class R5	100	—
Class Y	8,394	4,318
Net decrease from capital share transactions	(4,032)	(7,007)
Proceeds from regulatory settlements	26	—
Net Increase In Net Assets	24,813	44,009
Net Assets:
Beginning of period	167,220	123,211
End of period	$192,033	$167,220
Accumulated undistributed (distribution in excess of) net investment income (loss)	$63	$975

The accompanying notes are an integral part of these financial statements.
10

The Hartford International Small Company Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford International Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The

11

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and

12

which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

13

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

i)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

j)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign	$13	Unrealized depreciation on foreign	$4
	currency contracts		currency contracts

14

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$236	$—	$236
Total	$—	$—	$—	$236	$—	$236

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	2	—	$2
Total	$—	$—	$—	$2	$—	$2

k)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$2,066	$490

15

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$2,422
Accumulated Capital Losses *	(66,144)
Unrealized Appreciation †	17,384
Total Accumulated Deficit	$(46,338)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$531
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(531)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$19,340
2017	46,804
Total	$66,144

As of October 31, 2010, the Fund utilized $28,450 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.9000%
On next $500 million	0.8500%
On next $4 billion	0.8000%
On next $5 billion	0.7975%
Over $10 billion	0.7950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.60%	2.35%	2.35%	1.35%	1.65%	1.35%	1.05%	1.00%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3 *	Class R4 *	Class R5 *	Class Y
1.60%	2.35%	2.35%	1.35%	1.80%	1.50%	1.20%	1.20%

* From May 28, 2010 (commencement of operations), through June 30, 2010.

17

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended		Year Ended	Year Ended	Year Ended		Year Ended
	October 31,		October 31,	October 31,	October 31,		October 31,
	2010		2009	2008	2007		2006
Class A Shares	1.56%		1.38%	1.52%	1.49%		1.58%
Class B Shares	2.31		1.80	2.13	2.25		2.22
Class C Shares	2.31		2.14	2.28	2.23		2.33
Class I Shares	1.08		1.09	1.16	1.18	*
Class R3 Shares	1.64	†
Class R4 Shares	1.35	†
Class R5 Shares	1.06	†
Class Y Shares	1.02		1.04	1.01	1.01		1.18

* From May 31, 2007 (commencement of operations), through October 31, 2007.
† From May 28, 2010 (commencement of operations), through October 31, 2010.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $142 and contingent deferred sales charges of $17 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $15. These commissions are in turn paid to sales representatives of the broker/dealers.

18

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	10
Class R4	10
Class R5	10

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$161,897
Sales Proceeds Excluding U.S. Government Obligations	169,329

19

The Hartford International Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	840	51	(1,611)	—	(720)	871	—	(2,428)	—	(1,557)
Amount	$9,384	$559	$(17,623)	$—	$(7,680)	$7,583	$—	$(19,621)	$—	$(12,038)
Class B
Shares	30	6	(236)	—	(200)	91	—	(267)	—	(176)
Amount	$327	$59	$(2,471)	$—	$(2,085)	$767	$—	$(2,103)	$—	$(1,336)
Class C
Shares	143	5	(366)	—	(218)	271	—	(607)	—	(336)
Amount	$1,498	$52	$(3,778)	$—	$(2,228)	$2,188	$—	$(4,640)	$—	$(2,452)
Class I
Shares	61	2	(126)	—	(63)	561	1	(85)	—	477
Amount	$673	$25	$(1,431)	$—	$(733)	$5,193	$10	$(702)	$—	$4,501
Class R3
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class R4
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class R5
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class Y
Shares	2,879	113	(2,146)	—	846	1,125	61	(538)	—	648
Amount	$31,938	$1,248	$(24,792)	$—	$8,394	$8,165	$479	$(4,326)	$—	$4,318
Total
Shares	3,983	177	(4,485)	—	(325)	2,919	62	(3,925)	—	(944)
Amount	$44,120	$1,943	$(50,095)	$—	$(4,032)	$23,896	$489	$(31,392)	$—	$(7,007)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	54	$595
For the Year Ended October 31, 2009	39	$354

8.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $26, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

20

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

21

The Hartford International Small Company Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$10.74	$0.02	$–	$1.92	$1.94	$(0.12)	$–	$–	$(0.12)	$1.82	$12.56
B	10.28	(0.07)	–	1.84	1.77	(0.08)	–	–	(0.08)	1.69	11.97
C	10.10	(0.07)	–	1.80	1.73	(0.05)	–	–	(0.05)	1.68	11.78
I	10.70	0.07	–	1.91	1.98	(0.15)	–	–	(0.15)	1.83	12.53
R3(F)	10.20	–	–	2.52	2.52	–	–	–	–	2.52	12.72
R4(F)	10.20	0.02	–	2.52	2.54	–	–	–	–	2.54	12.74
R5(F)	10.20	0.04	–	2.51	2.55	–	–	–	–	2.55	12.75
Y	10.89	0.07	–	1.96	2.03	(0.16)	–	–	(0.16)	1.87	12.76

For the Year Ended October 31, 2009
A	7.45	0.08	–	3.21	3.29	–	–	–	–	3.29	10.74
B	7.16	0.02	–	3.10	3.12	–	–	–	–	3.12	10.28
C	7.06	(0.01)	–	3.05	3.04	–	–	–	–	3.04	10.10
I	7.47	0.06	–	3.23	3.29	(0.06)	–	–	(0.06)	3.23	10.70
Y	7.60	0.09	–	3.27	3.36	(0.07)	–	–	(0.07)	3.29	10.89

For the Year Ended October 31, 2008 (E)
A	17.99	0.10	–	(8.53)	(8.43)	(0.16)	(1.95)	–	(2.11)	(10.54)	7.45
B	17.35	0.02	–	(8.20)	(8.18)	(0.06)	(1.95)	–	(2.01)	(10.19)	7.16
C	17.16	–	–	(8.08)	(8.08)	(0.07)	(1.95)	–	(2.02)	(10.10)	7.06
I	18.02	0.11	–	(8.48)	(8.37)	(0.23)	(1.95)	–	(2.18)	(10.55)	7.47
Y	18.26	0.18	–	(8.66)	(8.48)	(0.23)	(1.95)	–	(2.18)	(10.66)	7.60

For the Year Ended October 31, 2007
A	16.19	0.03	–	3.92	3.95	(0.15)	(2.00)	–	(2.15)	1.80	17.99
B	15.72	(0.05)	–	3.76	3.71	(0.08)	(2.00)	–	(2.08)	1.63	17.35
C	15.55	(0.02)	–	3.69	3.67	(0.06)	(2.00)	–	(2.06)	1.61	17.16
I(I)	17.10	0.02	–	0.90	0.92	–	–	–	–	0.92	18.02
Y	16.37	0.02	–	4.06	4.08	(0.19)	(2.00)	–	(2.19)	1.89	18.26

For the Year Ended October 31, 2006 (E)
A	14.27	0.08	–	3.62	3.70	(0.25)	(1.53)	–	(1.78)	1.92	16.19
B	13.91	(0.01)	–	3.51	3.50	(0.16)	(1.53)	–	(1.69)	1.81	15.72
C	13.78	(0.03)	–	3.48	3.45	(0.15)	(1.53)	–	(1.68)	1.77	15.55
Y	14.41	0.15	–	3.64	3.79	(0.30)	(1.53)	–	(1.83)	1.96	16.37
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on May 28, 2010.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on May 31, 2007.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

18.22%		$53,514	1.63%		1.57%		1.57%		0.14%		97%
17.28		7,850	2.60		2.32		2.32		(0.63)		–
17.23		11,103	2.37		2.32		2.32		(0.62)		–
18.76		7,698	1.08		1.08		1.08		0.63		–
24.71	(G)	125	1.73	(H)	1.65	(H)	1.65	(H)	0.08	(H)	–
24.90	(G)	125	1.43	(H)	1.36	(H)	1.36	(H)	0.38	(H)	–
25.00	(G)	125	1.12	(H)	1.06	(H)	1.06	(H)	0.68	(H)	–
18.83		111,493	1.02		1.02		1.02		0.68		–

44.16		53,517	1.81		1.39		1.39		0.64		151
43.58		8,798	2.89		1.80		1.80		0.25		–
43.06		11,713	2.55		2.14		2.14		(0.10)		–
44.32		7,255	1.09		1.09		1.09		0.59		–
44.48		85,937	1.05		1.05		1.05		1.06		–

(52.67)		48,739	1.52		1.52		1.52		0.79		121
(52.96)		7,392	2.53		2.13		2.13		0.18		–
(53.00)		10,563	2.28		2.28		2.28		0.02		–
(52.43)		1,497	1.16		1.16		1.16		1.23		–
(52.32)		55,020	1.01		1.01		1.01		1.36		–

27.90		153,290	1.49		1.49		1.49		0.33		96
26.97		19,562	2.44		2.26		2.26		(0.47)		–
26.98		33,033	2.23		2.23		2.23		(0.43)		–
5.38	(G)	174	1.19	(H)	1.19	(H)	1.19	(H)	0.77	(H)	–
28.48		132,411	1.01		1.01		1.01		0.75		–

29.36		69,998	1.74		1.60		1.60		0.56		107
28.51		11,960	2.66		2.24		2.24		(0.08)		–
28.35		18,486	2.43		2.35		2.35		(0.22)		–
29.89		86,707	1.20		1.20		1.20		0.97		–

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Small Company Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Small Company Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

24

The Hartford International Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford International Small Company Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

26

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford International Small Company Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	15.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass-through foreign taxes paid by the Fund to their shareholders in the amount of $193. Foreign Source Income was $3,205.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.119	N/A	N/A	0.119
Class B	0.076	N/A	N/A	0.076
Class C	0.053	N/A	N/A	0.053
Class I	0.154	N/A	N/A	0.154
Class Y	0.156	N/A	N/A	0.156

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

28

The Hartford International Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,101.83	$8.26	$1,000.00	$1,017.34	$7.93	1.56%	184	365
Class B	$1,000.00	$1,097.10	$12.21	$1,000.00	$1,013.56	$11.72	2.31	184	365
Class C	$1,000.00	$1,096.88	$12.21	$1,000.00	$1,013.56	$11.72	2.31	184	365
Class I	$1,000.00	$1,104.94	$5.68	$1,000.00	$1,019.81	$5.45	1.07	184	365
Class R3*	$1,000.00	$1,247.06	$9.46	$1,000.00	$1,016.79	$8.49	1.67	184	365
Class R4*	$1,000.00	$1,249.02	$7.77	$1,000.00	$1,018.30	$6.97	1.37	184	365
Class R5*	$1,000.00	$1,250.00	$6.01	$1,000.00	$1,019.86	$5.40	1.06	184	365
Class Y	$1,000.00	$1,104.70	$5.31	$1,000.00	$1,020.16	$5.09	1.00	184	365

*	Commenced operations on May 28, 2010.

29

The Hartford International Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford International Small Company Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

30

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board considered information indicating that the Fund had recently underperformed relative to its peers and benchmark and noted that the Board and HIFSCO would continue to monitor the Fund’s performance.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In

31

The Hartford International Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, and Class R5 shares by 0.15% and Class Y shares by 0.20%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

32

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford International Value Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,”with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009,Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal.Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford International Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford International Value Fund inception 05/28/2010
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview(1) 5/28/10 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

MSCI EAFE Value Index is a free float-adjusted market capitalization-weighted  index that is designed to measure developed market equity performance  (excluding the U.S. and Canada) of the value securities within the MSCI EAFE  Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth  more or less than their original cost. The chart and table do not reflect the  deduction of taxes that a shareholder would pay on fund distributions or the  redemption of fund shares.

Performance information may reflect historical or current expense  waivers/reimbursements from the investment adviser, without which performance  would have been lower. For information on current expense  waivers/reimbursements, please see the prospectus.

Cumulative Returns(2,3) (as of 10/31/10)

Since
Inception
International Value A#	18.20%
International Value A##	11.70%
International Value C#	17.90%
International Value C##	16.90%
International Value I#	18.40%
International Value R3#	18.10%
International Value R4#	18.20%
International Value R5#	18.40%
International Value Y#	18.40%
MSCI EAFE Value Index	18.25%

#	Without sales charge
##	With sales charge
NA	Not Applicable

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)
Total returns presented above were calculated using the Fund's net asset  value available to shareholders for sale or redemption of Fund shares on  October 31, 2010, which excludes investment transactions as of this date.

(3)	The initial investment in Class A shares reflects the maximum sales charge and Class C reflects a contingent deferred sales charge.

Portfolio Manager
Theodore B.P. Jayne, CFA
Director

How did the Fund perform?

The Class A shares of The Hartford International Value Fund returned 18.20%, before sales charge, for the period May 28, 2010 (inception date) to October 31, 2010, underperforming the Fund’s benchmark, the MSCI EAFE Value Index, which returned 18.25%. The Fund also underperformed the 19.68% average return of the Lipper International Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Global equity markets were volatile during the period due to significant macroeconomic concerns, but rebounded strongly to end the period. Strong corporate earnings, a rebound in growth in China, and robust merger and acquisition activity boosted investors’ enthusiasm for stocks, while favorable economic data helped to diminish fears of a double-dip global recession and increase investors’ appetite for risk in the latter part of the period. Within the benchmark, Telecommunication Services (+32%), Materials (+22%), and Consumer Staples (+20%) gained the most during the period. Information Technology (+2%), Energy (+14%), and Utilities (+15%) lagged on a relative basis.

Security selection, which was strongest in Financials, Consumer Discretionary, and Information Technology, contributed positively to benchmark-relative performance. This was partially offset by weaker stock selection in Health Care, Energy, and Materials. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental analysis) stock selection decisions, was neutral during the period. The Fund’s underweights (i.e. the Fund’s sector

2

position was less than the benchmark position) to Utilities and Financials contributed positively to benchmark-relative results, while an underweight to Telecommunication Services detracted.

Among the top contributors to benchmark-relative (i.e.performance of the Fund as measured against the benchmark) returns were Dongfeng Motor Group (Consumer Discretionary), Toyota Motor (Consumer Discretionary), and TeliaSonera (Telecommunication Services). Dongfeng Motor Group, a Chinese-based car company, saw its shares rise as the company reported strong earnings and an upbeat outlook for China’s passenger car market. Shares of Toyota, a Japanese-based automotive company, fell sharply amid a recall of several of its vehicle models. Not owning Toyota, which is a component of the benchmark, contributed positively to relative results. Shares of TeliaSonera, a Sweden and Norway-based telecommunications provider, rose amid expectations for economic improvement in important markets. The company also reported above average growth in wireless sales and strong revenue from data plans. Top absolute contributors for the period included Standard Chartered (Financials).

Vodafone (Telecommunication Services), Mitsui O.S.K. (Industrials), and Teva (Health Care) detracted most from benchmark-relative returns. Vodafone is one of the leading wireless companies in Europe. Its shares performed well during the period as European investors sought safe companies with large non-European exposure. Our underweight position in the stock detracted from benchmark-relative results. Shares of Mitsui O.S.K., a Japan-based shipping company, declined as investors worried about a double-dip recession and rate weakness. Israel-based drug manufacturer Teva saw its shares decline on concerns about potential generic drug competition to the company’s multiple sclerosis drug Copaxone. Stocks that detracted most from absolute returns included Petropavlovsk (Materials) and Frontline (Energy).

What is the outlook?

Our overall positioning is consistent with what we believe is an improving economic outlook as favorable economic data has helped to diminish fears of a double-dip global recession. Against this backdrop, we continue to seek stocks of financially sound but out-of-favor companies that we believe provide above-average total return potential and/or sell at below-average price/earnings multiples.

We select stocks individually based on our perception of their merits. As a result of bottom-up stock selection, we ended the period most overweight (i.e. the Fund’s sector position was greater than the benchmark position) in the Industrials, Consumer Staples, and Materials sectors. The Fund held less-than-benchmark weights in Financials, Utilities, and Telecommunication Services at the end of the period.

Diversification by Industry
as of October 31, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	7.7%
Banks (Financials)	16.9
Capital Goods (Industrials)	9.8
Consumer Durables & Apparel (Consumer Discretionary)	0.4
Diversified Financials (Financials)	3.6
Energy (Energy)	11.6
Food & Staples Retailing (Consumer Staples)	2.0
Food, Beverage & Tobacco (Consumer Staples)	3.4
Insurance (Financials)	5.0
Materials (Materials)	8.1
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.3
Real Estate (Financials)	3.5
Semiconductors & Semiconductor Equipment (Information Technology)	1.1
Software & Services (Information Technology)	3.0
Technology Hardware & Equipment (Information Technology)	0.7
Telecommunication Services (Services)	7.4
Transportation (Industrials)	4.1
Utilities (Utilities)	2.6
Short-Term Investments	1.4
Other Assets and Liabilities	1.4
Total	100.0%

Diversification by Country
as of October 31, 2010

Percentage of
Country	Net Assets
Belgium	0.4%
Brazil	2.0
Canada	2.5
China	3.1
Finland	0.7
France	9.0
Germany	7.8
Hong Kong	4.6
India	1.3
Israel	3.6
Japan	15.6
Netherlands	2.7
Norway	1.4
Singapore	3.4
South Africa	1.0
Spain	1.8
Sweden	6.1
Switzerland	5.5
Taiwan	1.1
United Kingdom	22.4
United States	1.2
Short-Term Investments	1.4
Other Assets and Liabilities	1.4
Total	100.0%

3

The Hartford International Value Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.2%
	Belgium - 0.4%
10	Ageas	$29

	Brazil - 2.0%
5	Banco Santander Brasil S.A.	69
4	Companhia Energetica de Minas Gerais ADR	64
		133
	Canada - 2.5%
1	Agrium U.S., Inc.	80
–	Potash Corp. of Saskatchewan, Inc.	29
13	Uranium One, Inc. ●	54
		163
	China - 3.1%
125	Agricultural Bank of China ●	66
24	Dongfeng Motor Group Co., Ltd.	52
1	PetroChina Co., Ltd. ADR	86
		204
	Finland - 0.7%
5	Nokia Oyj	49

	France - 9.0%
1	BNP Paribas	66
1	Carrefour S.A.	67
1	Groupe Danone	61
1	Renault S.A.	82
1	Societe Generale Class A	66
2	Total S.A.	120
–	Unibail-Rodamco SE	45
1	Vallourec	97
		604
	Germany - 7.8%
2	Daimler AG	142
5	Deutsche Post AG	98
2	HeidelbergCement AG	79
1	K+S AG	68
1	RWE AG	62
1	Siemens AG	68
		517
	Hong Kong - 4.6%
27	AIA Group Ltd. ●	80
17	BOC Hong Kong Holdings Ltd.	52
44	Cathay Pacific Airways Ltd.	118
12	China Overseas Land & Investment Ltd.	26
33	Xtep International Holdings Ltd.	27
		303
	India - 1.3%
2	Reliance Industries Ltd. GDR ■	88

	Israel - 3.6%
2	Check Point Software Technologies Ltd. ADR●	77
3	Teva Pharmaceutical Industries Ltd. ADR	166
		243
	Japan - 15.6%
8	Daiichi Sankyo Co., Ltd.	165
3	Daito Trust Construction Co., Ltd.	163
–	Inpex Corp.	52
33	Isuzu Motors Ltd.	127
3	Komatsu Ltd.	64
5	Mitsubishi Corp.	115
23	Mitsubishi UFJ Financial Group, Inc.	109
8	Mitsui O.S.K. Lines Ltd.	51
3	Softbank Corp.	84
7	Yamaha Motor Co., Ltd.	106
		1,036
	Netherlands - 2.7%
4	European Aeronautic Defence and Space Co. N.V.	105
4	SBM Offshore N.V.	74
		179
	Norway - 1.4%
7	DNB Nor ASA	94

	Singapore - 3.4%
28	Olam International Ltd.	68
23	Oversea-Chinese Banking Corp., Ltd.	161
		229
	South Africa - 1.0%
4	MTN Group Ltd.	69

	Spain - 1.8%
1	Red Electrica Corporacion S.A.	50
3	Telefonica S.A.	71
		121
	Sweden - 6.1%
10	Sandvik Ab	144
24	Telia Ab	199
4	Volvo Ab Class B	59
		402
	Switzerland - 5.5%
3	Credit Suisse Group AG	109
–	Roche Holding AG	58
1	Swiss Re	65
8	UBS AG	131
		363
	Taiwan - 1.1%
7	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	74

	United Kingdom - 22.4%
1	AstraZeneca plc	28
17	Barclays Bank plc	76
32	BP plc	217
3	British American Tobacco plc	103
17	HSBC Holdings plc	172
2	Imperial Tobacco Group plc	63
60	Logica plc	124
6	Petropavlovsk plc	89
10	Prudential plc	100
14	Resolution Ltd.	60
1	Rio Tinto plc	67
6	Standard Chartered plc	183
1	Standard Chartered plc Rights	7
24	Vodafone Group plc	64
6	Xstrata plc	120
		1,473

The accompanying notes are an integral part of these financial statements.

4

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.2% - (continued)
	United States - 1.2%
5	Weatherford International Ltd. ●		$76
	Total common stocks
	(cost $5,660)		$6,449
	Total long-term investments
	(cost $5,660)		$6,449
SHORT-TERM INVESTMENTS - 1.4%
	Repurchase Agreements - 1.4%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $21,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $21)
$21	0.23%, 10/31/2010		$21
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $13,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $13)
13	0.23%, 10/31/2010		13
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $57,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $58)
57	0.22%, 10/31/2010		57
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $–, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $–)
–	0.21%, 10/31/2010		–
			91
	Total short-term investments
	(cost $91)		$91

	Total investments
	(cost $5,751) ▲	98.6%	$6,540
	Other assets and liabilities	1.4%	90
	Total net assets	100.0%	$6,630

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 96.0% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

5

The Hartford International Value Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $5,763 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$833
Unrealized Depreciation	(56)
Net Unrealized Appreciation	$777

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of this security was $88, which represents 1.33% of total net assets.

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	Goldman Sachs	Sell	$198	$196	11/05/2010	$(2)
Australian Dollar	UBS AG	Buy	178	174	11/05/2010	4
Australian Dollar	UBS AG	Buy	190	191	11/05/2010	(1)
Euro	UBS AG	Buy	319	321	11/08/2010	(2)
Euro	UBS AG	Sell	319	317	11/08/2010	(2)
Hong Kong Dollar	JP Morgan Securities	Buy	44	44	11/02/2010	–
						$(3)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

Currency Concentration on Securities at October 31, 2010

Percentage of
Description	Net Assets
British Pound	22.4%
Canadian Dollar	0.8
Euro	22.4
Hong Kong Dollar	6.4
Japanese Yen	15.6
Norwegian Krone	1.4
Singapore Dollar	3.4
South African Rand	1.0
Swedish Krona	6.1
Swiss Franc	5.5
United States Dollar	13.6
Other Assets and Liabilities	1.4
Total	100.0%

The accompanying notes are an integral part of these financial statements.

6

The Hartford International Value Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Belgium	$29	$–	$29	$–
Brazil	133	133	–	–
Canada	163	163	–	–
China	204	152	52	–
Finland	49	–	49	–
France	604	–	604	–
Germany	517	–	517	–
Hong Kong	303	80	223	–
India	88	88	–	–
Israel	243	243	–	–
Japan	1,036	–	1,036	–
Netherlands	179	–	179	–
Norway	94	–	94	–
Singapore	229	–	229	–
South Africa	69	–	69	–
Spain	121	–	121	–
Sweden	402	–	402	–
Switzerland	363	–	363	–
Taiwan	74	74	–	–
United Kingdom	1,473	7	1,466	–
United States	76	76	–	–
Total	6,449	1,016	5,433	–
Short-Term Investments	91	–	91	–
Total	$6,540	$1,016	$5,524	$–
Foreign Currency Contracts*	4	–	4	–
Total	$4	$–	$4	$–
Liabilities:
Foreign Currency Contracts*	7	–	7	–
Total	$7	$–	$7	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

7

The Hartford International Value Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $5,751)	$6,540
Cash	—
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	4
Receivables:
Fund shares sold	39
Dividends and interest	14
Other assets	93
Total assets	6,690
Liabilities:
Unrealized depreciation on foreign currency contracts	7
Payables:
Investment securities purchased	44
Fund shares redeemed	—
Investment management fees	1
Administrative fees	—
Distribution fees	—
Accrued expenses	8
Total liabilities	60
Net assets	$6,630
Summary of Net Assets:
Capital stock and paid-in-capital	$5,661
Accumulated undistributed net investment income	31
Accumulated net realized gain on investments and foreign currency transactions	151
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	787
Net assets	$6,630

Shares authorized	450,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$11.82 /$12.51
Shares outstanding	149
Net assets	$1,765
Class C: Net asset value per share	$11.79
Shares outstanding	59
Net assets	$695
Class I: Net asset value per share	$11.84
Shares outstanding	51
Net assets	$601
Class R3: Net asset value per share	$11.81
Shares outstanding	52
Net assets	$609
Class R4: Net asset value per share	$11.82
Shares outstanding	50
Net assets	$591
Class R5: Net asset value per share	$11.84
Shares outstanding	50
Net assets	$592
Class Y: Net asset value per share	$11.84
Shares outstanding	150
Net assets	$1,777

The accompanying notes are an integral part of these financial statements.

8

The Hartford International Value Fund
Statement of Operations
For the Period May 28, 2010, (commencement of operations) through October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$43
Interest	—
Less: Foreign tax withheld	(3)
Total investment income	40

Expenses:
Investment management fees	20
Administrative services fees	1
Transfer agent fees	—
Distribution fees
Class A	1
Class C	2
Class R3	1
Class R4	1
Custodian fees	3
Accounting services fees	1
Registration and filing fees	31
Board of Directors' fees	1
Audit fees	5
Other expenses	6
Total expenses (before waivers)	73
Expense waivers	(43)
Total waivers	(43)
Total expenses, net	30
Net Investment Income	10
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	144
Net realized gain on foreign currency contracts	30
Net realized loss on other foreign currency transactions	(2)
Net Realized Gain on Investments and Foreign Currency Transactions	172
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	789
Net unrealized depreciation of foreign currency contracts	(3)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	1
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	787
Net Gain on Investments and Foreign Currency Transactions	959
Net Increase in Net Assets Resulting from Operations	$969

The accompanying notes are an integral part of these financial statements.

9

The Hartford International Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

For the Period
May 28, 2010*
through
October 31, 2010
Operations:
Net investment income	$10
Net realized gain on investments and foreign currency transactions	172
Net unrealized appreciation of investments and foreign currency transactions	787
Net Increase In Net Assets Resulting From Operations	969
Capital Share Transactions:
Class A	1,540
Class C	594
Class I	508
Class R3	519
Class R4	500
Class R5	500
Class Y	1,500
Net increase from capital share transactions	5,661
Net Increase In Net Assets	6,630
Net Assets:
Beginning of period	—
End of period	$6,630
Accumulated undistributed (distribution in excess of) net investment income (loss)	$31

*	Commencement of operations.

The accompanying notes are an integral part of these financial statements.

10

The Hartford International Value Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford International Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the per share net asset value ("NAV") of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no

11

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

12

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the

13

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

j)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	$4	Unrealized depreciation on foreign currency contracts	$7

14

The ratio of foreign currency contracts market value to net assets as of October 31, 2010, was 16.28%, compared to the monthly average ratio for the period from May 28, 2010, (commencement of operations) through October 31, 2010 of 11.11%.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the period May 28, 2010, (commencement of operations) through October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$30	$—	$30
Total	$—	$—	$—	$30	$—	$30

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(3)	—	$(3)
Total	$—	$—	$—	$(3)	$—	$(3)

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

15

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2010, were as follows:

Amount
Undistributed Ordinary Income	$192
Undistributed Long-Term Capital Gain	2
Unrealized Appreciation *	775
Total Accumulated Earnings	$969

*
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the period ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$21
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(21)

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

16

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the period May 28, 2010, (commencement of operations) through October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.8000%
On next $4 billion	0.7500%
On next $5 billion	0.7475%
Over $10 billion	0.7450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%

From May 28, 2010, (commencement of operations) through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	1.15%	1.70%	1.40%	1.10%	1.05%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

17

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Period Ended
	October 31,
	2010
Class A Shares	1.27	%*
Class C Shares	1.98	*
Class I Shares	0.97	*
Class R3 Shares	1.62	*
Class R4 Shares	1.32	*
Class R5 Shares	1.02	*
Class Y Shares	0.97	*

* From May 28, 2010 (commencement of operations), through October 31, 2010.

e)
Distribution and Service Plan for Class A, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the period ended October 31, 2010, HIFSCO received front-end load sales charges of $11 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the period May 28, 2010, (commencement of operations) through October 31, 2010, the Fund had no sales commissions paid to affiliated broker/dealers of The Hartford for distributing the Fund's shares.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the period May 28, 2010, (commencement of operations) through October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. No amount was allocated to the Fund during the period May 28, 2010, (commencement of operations) through October 31, 2010. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

18

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	100
Class C	50
Class I	50
Class R3	50
Class R4	50
Class R5	50
Class Y	150

6.	Investment Transactions:

For the period May 28, 2010, (commencement of operations) through October 31, 2010, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$8,134
Sales Proceeds Excluding U.S. Government Obligations	2,618

7.	Capital Share Transactions:

The following information is for the period May 28, 2010, (commencement of operations) through October 31, 2010:

	For the Period Ended October 31, 2010
		Shares		Shares
		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	151	—	(2)	—	149
Amount	$1,561	$—	$(21)	$—	$1,540
Class C
Shares	59	—	—	—	59
Amount	$595	$—	$(1)	$—	$594
Class I
Shares	51	—	—	—	51
Amount	$508	$—	$—	$—	$508
Class R3
Shares	52	—	—	—	52
Amount	$519	$—	$—	$—	$519
Class R4
Shares	50	—	—	—	50
Amount	$500	$—	$—	$—	$500
Class R5
Shares	50	—	—	—	50
Amount	$500	$—	$—	$—	$500
Class Y
Shares	150	—	—	—	150
Amount	$1,500	$—	$—	$—	$1,500
Total
Shares	563	—	(2)	—	561
Amount	$5,683	$—	$(22)	$—	$5,661

19

The Hartford International Value Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the period May 28, 2010, (commencement of operations) through October 31, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

20

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21

The Hartford International Value Fund
Financial Highlights

- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period
From (commencement of operations) May 28, 2010, through October 31, 2010
A(D)	$10 .00	$0 .02	$–	$1 .80	$1 .82	$–	$–	$–	$–	$1 .82	$11 .82
C(D)	10 .00	(0 .01)	–	1 .80	1 .79	–	–	–	–	1 .79	11 .79
I(D)	10 .00	0 .03	–	1 .81	1 .84	–	–	–	–	1 .84	11 .84
R3(D)	10 .00	–	–	1 .81	1 .81	–	–	–	–	1 .81	11 .81
R4(D)	10 .00	0 .01	–	1 .81	1 .82	–	–	–	–	1 .82	11 .82
R5(D)	10 .00	0 .03	–	1 .81	1 .84	–	–	–	–	1 .84	11 .84
Y(D)	10 .00	0 .03	–	1 .81	1 .84	–	–	–	–	1 .84	11 .84

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(D)	Commenced operations on May 28, 2010.
(E)	Not annualized.
(F)	Annualized.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap		Expenses not Subject to Cap		Expenses not Subject to Cap		Assets		Rate(C)

18 .20	%(E)	$1,765	3 .05	%(F)	1 .27	%(F)	1 .27	%(F)	0 .50	%(F)	47%
17 .90	(E)	695	3 .76	(F)	1 .98	(F)	1 .98	(F)	(0 .28	)(F)	–
18 .40	(E)	601	2 .75	(F)	0 .97	(F)	0 .97	(F)	0 .67	(F)	–
18 .10	(E)	609	3 .45	(F)	1 .62	(F)	1 .62	(F)	0 .02	(F)	–
18 .20	(E)	591	3 .15	(F)	1 .32	(F)	1 .32	(F)	0 .33	(F)	–
18 .40	(E)	592	2 .85	(F)	1 .02	(F)	1 .02	(F)	0 .63	(F)	–
18 .40	(E)	1,777	2 .75	(F)	0 .97	(F)	0 .97	(F)	0 .68	(F)	–

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford International Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford International Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations, changes in its net assets, and the financial highlights for the period indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

24

The Hartford International Value Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford International Value Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr.(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010. James E. Davey (1964) President and Chief Executive Officer since 2010 Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

26

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford International Value Fund
Federal Tax Information (Unaudited)

The Fund made no capital gain or income distributions for the fiscal year ended October 31, 2010.

The Fund intends to make an election under the Internal Revenue Code Section 853 to pass-through foreign taxes paid by the Fund to their shareholders in the amount of $2. Foreign Source Income was $42.

28

The Hartford International Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of May 28, 2010, (commencement of operations) through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 153/365 (to reflect the period of operations).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	May 28, 2010	Beginning	Ending Account	May 28, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	May 28, 2010	October 31, 2010	October 31, 2010	May 28, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A*	$1,000.00	$1,182.00	$5.81	$1,000.00	$1,015.64	$5.37	1 .27%	153	365
Class C*	$1,000.00	$1,179.00	$9.04	$1,000.00	$1,012.66	$8.35	1 .98	153	365
Class I*	$1,000.00	$1,184.00	$4.44	$1,000.00	$1,016.89	$4.10	0 .97	153	365
Class R3*	$1,000.00	$1,181.00	$7.41	$1,000.00	$1,014.17	$6.84	1 .62	153	365
Class R4*	$1,000.00	$1,182.00	$6.04	$1,000.00	$1,015.43	$5.58	1 .32	153	365
Class R5*	$1,000.00	$1,184.00	$4.67	$1,000.00	$1,016.68	$4.31	1 .02	153	365
Class Y*	$1,000.00	$1,184.00	$4.44	$1,000.00	$1,016.89	$4.10	0 .97	153	365

* Commenced operations on May 28, 2010.

29

The Hartford International Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), initially approve, and annually review and consider the continuation of, the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on February 3, 2010, the Board of Directors (the “Board”) of The Hartford International Value Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve an investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and an investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser, Wellington Management Company, LLP (“Wellington Management,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the February 3, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses (the “Adviser Materials”). In addition, the Board’s Investment Committee received in-person presentations from representatives of the Advisers regarding the Fund and the proposed investment strategy.

In determining to approve the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board with respect to the approval of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services to be Provided by the Advisers

The Board considered information and data concerning the nature, extent and quality of the services to be provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements, the range of services to be provided, and HIFSCO’s and Wellington Management’s organizational structure, systems and personnel. The Board considered HIFSCO’s and Wellington Management’s reputation, and the Board’s past experience with Wellington Management as sub-adviser for other Hartford-sponsored funds.

The Board also considered information previously provided by the Advisers regarding their compliance policies and procedures and compliance history, and received a representation from HIFSCO that the written compliance policies and procedures of HIFSCO and Wellington Management are reasonably designed to prevent violations of the federal securities laws. In addition, the Board considered HIFSCO’s representation that the addition of the Fund would not cause material changes in the current compliance programs.

With respect to the day-to-day portfolio management services to be provided by Wellington Management, the Investment Committee met with members of the proposed portfolio management team. The Board considered Wellington Management’s investment philosophy and process (and adherence to that philosophy and process), and its investment research capabilities and resources, performance record, and experience. The Board recognized that HIFSCO would be responsible for the overall management of the Fund and providing investment advisory services in connection with selecting, monitoring and supervising the Fund’s sub-adviser, and that HIFSCO had recommended to the Board that Wellington Management be appointed as the sub-adviser to the Fund.

In considering this information, the Board evaluated not only the information presented to the Board and the Investment Committee in connection with its consideration of the Agreements, but also the Board’s experience through past interactions with HIFSCO and Wellington Management. Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Fund by HIFSCO and Wellington Management.

Performance of Wellington Management

The Board considered the investment performance of Wellington Management and its portfolio management team, including, for comparative purposes, the performance information for Wellington Management’s International Value Strategy composite.

30

HIFSCO and Wellington Management also provided additional information about the broad range of the portfolio management team’s investment experience and their investment philosophy and process.

Based on these considerations, the Board concluded that while there could be no guarantee of future results, the Board was satisfied that HIFSCO and Wellington Management have the capability of providing satisfactory investment performance for the Fund.

Costs of the Services and Profitability of the Advisers

In considering the proposed advisory and sub-advisory fee schedules for the Fund, the Board reviewed information regarding HIFSCO’s estimated costs to provide investment management and related services to the Fund and the estimated profitability to HIFSCO and its affiliates from all services to be provided to the Fund and all aspects of their relationships with the Fund. In evaluating HIFSCO’s estimated profitability, the Board considered HIFSCO’s representation that the level of estimated profitability was fair and appropriate based on the nature and quality of the services provided to shareholders, and noted that HIFSCO had negotiated the sub-advisory fees with Wellington Management at arm’s-length. The Board also noted that the actual profitability of the Fund to HIFSCO and Wellington Management would depend on the growth of assets under management.

Based on these considerations, the Board concluded that the profits anticipated to be realized by HIFSCO, its affiliates and Wellington Management from their relationships with the Fund would not be excessive.

Comparison of Fees and Services to be Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to Wellington Management, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and Wellington Management relating to the proposed management and sub-advisory fees and total operating expenses for the Fund. The Board reviewed Wellington Management’s fee schedule for U.S. institutional separate accounts in the International Value Strategy composite and the fee schedule for another mutual fund that was launched in 2009 under the same investment approach and portfolio management team. The Board also reviewed information comparing the Fund’s proposed management fees and total expenses to those of a peer universe of funds identified by Lipper Inc., an independent provider of investment company data (“Lipper”). The Board considered that HIFSCO had contractually agreed to limit the expenses for the Fund’s Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y shares to 1.40%, 2.15%, 1.15%, 1.70%, 1.40%, 1.10% and 1.05%, respectively, through February 28, 2011.

In considering the reasonableness of the Fund’s fees and total expense ratios, the Board considered that, according to the information provided by Lipper, the Fund’s proposed management fees were in the second quintile for all asset levels, and the Fund’s estimated total expenses, less Rule 12b-1 fees, were in the third quintile.

Based on these considerations, the Board concluded that the Fund’s proposed fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services to be provided.

Economies of Scale

The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of Fund investors. The Board reviewed the breakpoints in HIFSCO’s management fee schedule. The Board considered HIFSCO’s representation that the Fund could be expected to achieve some economies of scale as assets in the Fund grow. The Board also considered the breakpoints in the Fund’s sub-advisory fee schedule and how any benefits from economies of scale would be realized by the various parties. The Board reviewed relevant information included in the Adviser Materials regarding comparative breakpoint information for other funds in the Fund’s Lipper peer group. Based on these considerations, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s investors. The Board noted, however, that it would review future growth in Fund assets and the appropriateness of the breakpoints as part of its future annual review of the Agreements.

31

The Hartford International Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc., an affiliate of HIFSCO, will receive fees for fund accounting and related services from the Fund. The Board also considered that Hartford Administrative Services Company, the Fund’s transfer agent and an affiliate of HIFSCO, will receive transfer agency compensation from the Fund.

The Board also considered that, as principal underwriter of the Fund, HIFSCO will receive 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO will distribute shares of the Fund and will receive compensation in that connection.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session with independent legal counsel to review the relevant materials and consider their responsibilities under relevant laws and regulations.

32

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford MidCap Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,”with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009,Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal.  Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford MidCap Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford MidCap Fund inception 12/31/1997
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term growth of capital.

Performance Overview(1) 10/31/00 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	10
	Year	Year	Year
MidCap A#	24.44%	5.25%	5.43%
MidCap A##	17.60%	4.06%	4.84%
MidCap B#	23.45%	4.44%	NA*
MidCap B##	18.45%	4.20%	NA*
MidCap C#	23.64%	4.53%	4.73%
MidCap C##	22.64%	4.53%	4.73%
MidCap I#	24.80%	5.37%	5.50%
MidCap R3#	24.12%	5.51%	5.84%
MidCap R4#	24.55%	5.61%	5.88%
MidCap R5#	24.97%	5.71%	5.93%
MidCap Y#	25.07%	5.73%	5.95%
S&P MidCap 400 Index	27.64%	4.93%	6.12%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Class I shares commenced operations on 2/27/09. Performance prior to 2/27/09 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to 5/29/09 reflects Class Y performance.

Portfolio Manager
Phillip H. Perelmuter	Philip W. Ruedi, CFA	Mark A. Whitaker, CFA
Senior Vice President, Partner	Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford MidCap Fund returned 24.44%, before sales charge, for the twelve-month period ended October 31, 2010, underperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 27.64% for the same period. The Fund outperformed the 23.26% average return of the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets were volatile during the period due to macroeconomic concerns which included the European sovereign debt crisis and fears of a double-dip recession in the U.S. Investors regained some confidence in the third quarter of 2010 as many of these headwinds abated and discussions of further quantitative easing by the U.S. Federal Reserve Bank heightened.

Mid-cap stocks (+27.6%) outperformed both large-cap stocks (+16.5%) and small-cap stocks (+26.6%) during the period, as measured by the S&P MidCap 400, S&P 500, and Russell 2000 Indices, respectively. Growth stocks (+28.8%) outpaced Value stocks (+26.9%) during the period, as measured by the Russell 2500 Growth and Russell 2500 Value Indices. Within the S&P MidCap 400 Index, all ten sectors posted strong positive returns. The Materials (+35%), Information Technology (+33%), and Consumer Discretionary (+30%) sectors performed the best while

2

the Financials (+23%), Energy (+24%), and Utilities (+24%) sectors rose the least.

Overall underperformance versus the benchmark was driven by weak security selection, primarily within Consumer Discretionary and Health Care. This more than offset positive stock selection within Information Technology, Industrials, and Utilities. Sector allocation, driven by our bottom-up (i.e. stock by stock fundamental research) stock selection process, contributed slightly to relative returns during the period, primarily due to an overweight (i.e. the Fund’s sector position was greater than the benchmark position) position in Information Technology and an underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials. A modest cash position in an upward trending market detracted from relative performance.

Top detractors from relative performance included Beckman Coulter (Health Care), F5 Networks (Information Technology), and Apollo Group (Consumer Discretionary). Beckman Coulter, a medical diagnostics and life sciences instruments and tools manufacturer, lowered its fiscal year earnings guidance amid ongoing revenue weakness in developed markets and higher costs associated with compliance and quality challenges in the U.S. Not owning benchmark component F5 Networks, a wireless network hardware and software maker, hurt relative results as the company consistently produced earnings greater than expectations. Shares of Apollo Group, a private education firm offering online and on-campus degree programs, fell on concerns over proposed rules that would limit eligibility for financial aid and would regulate enrollment practices at for-profit colleges. Two other educational institutions, Strayer Education (Consumer Discretionary) and ITT Educational Services (Consumer Discretionary), were among top detractors from absolute performance.

Top contributors to relative returns included NetApp (Information Technology), Hasbro (Consumer Discretionary), and Discovery Communications (Consumer Discretionary). Network data storage equipment and services company NetApp’s stock rose as the company reported strong revenue growth due to increased use of the firm's low-cost, flexible, and efficient storage infrastructure products to upgrade data centers. Toy and game maker Hasbro raised its fiscal year profit outlook at the beginning of 2010, sending shares higher. It continued to meet expectations and reaffirm guidance throughout the period. Shares of global media and entertainment company Discovery Communications appreciated on strong upfront advertising sales in the U.S. and continued strong viewership of its domestic and international channels. Southwest Airlines (Industrials) and VeriSign (Information Technology) were among top contributors to absolute returns.

What is the outlook?

After bottoming in early 2009, risk assets have rebounded strongly while global economies continue to show signs of stabilizing as unprecedented fiscal and monetary stimulus work their way through the system. Despite some signs of continued weakness, global growth remains positive, led by emerging markets. The U.S. recovery, particularly in terms of jobs creation, continues at a sluggish pace, but the trend remains positive. While we remain mindful of additional factors that may impact the pace of the recovery, including sovereign debt issues in Europe, the impact of any resulting fiscal restraint on growth, increased government regulation, and continued pressure on housing, we believe the economy appears likely to continue to expand.

Our efforts are focused on picking stocks based on a bottom-up review of their fundamentals, valuation, and expectations. As a result of these individual stock decisions, we ended the period with our most significant overweight positions relative to the benchmark in the Industrials, Information Technology, and Health Care sectors. Our largest underweights relative to the benchmark were in Financials, Consumer Staples, and Materials.

Diversification by Industry
as of October 31, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	1.4%
Banks (Financials)	4.3
Capital Goods (Industrials)	11.7
Commercial & Professional Services (Industrials)	2.8
Consumer Durables & Apparel (Consumer Discretionary)	2.5
Consumer Services (Consumer Discretionary)	1.6
Diversified Financials (Financials)	4.1
Energy (Energy)	6.3
Food, Beverage & Tobacco (Consumer Staples)	0.5
Health Care Equipment & Services (Health Care)	7.1
Household & Personal Products (Consumer Staples)	0.4
Insurance (Financials)	4.0
Materials (Materials)	4.5
Media (Consumer Discretionary)	2.7
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	6.7
Real Estate (Financials)	2.4
Retailing (Consumer Discretionary)	4.7
Semiconductors & Semiconductor Equipment (Information Technology)	3.5
Software & Services (Information Technology)	10.7
Technology Hardware & Equipment (Information Technology)	4.7
Telecommunication Services (Services)	1.3
Transportation (Industrials)	6.1
Utilities (Utilities)	4.6
Short-Term Investments	1.0
Other Assets and Liabilities	0.4
Total	100.0%

3

The Hartford MidCap Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6%
	Automobiles & Components - 1.4%
1,879	Harley-Davidson, Inc.	$57,654

	Banks - 4.3%
5,994	Huntington Bancshares, Inc.	33,986
650	M&T Bank Corp.	48,562
1,416	MGIC Investment Corp. ●	12,492
1,390	People's United Financial, Inc.	17,114
12,961	Synovus Financial Corp.	27,995
2,508	TCF Financial Corp.	33,002
		173,151
	Capital Goods - 11.7%
732	AMETEK, Inc.	39,538
285	BE Aerospace, Inc. ●	10,458
1,240	Carlisle Cos., Inc.	43,469
1,259	IDEX Corp.	45,417
1,089	Ingersoll-Rand plc	42,789
1,010	Jacobs Engineering Group, Inc. ●	38,998
676	Joy Global, Inc.	47,934
1,522	Lennox International, Inc.	62,417
1,563	PACCAR, Inc.	80,104
952	Rockwell Collins, Inc.	57,588
		468,712
	Commercial & Professional Services - 2.8%
1,000	HNI Corp.	24,664
714	Manpower, Inc.	39,094
430	Republic Services, Inc.	12,824
1,318	Robert Half International, Inc.	35,717
		112,299
	Consumer Durables & Apparel - 2.5%
762	Hasbro, Inc.	35,247
76	NVR, Inc. ●	47,970
480	Tempur-Pedic International, Inc. ●	16,550
		99,767
	Consumer Services - 1.6%
354	Cheesecake Factory, Inc. ●	10,306
301	DeVry, Inc.	14,416
259	ITT Educational Services, Inc. ●	16,713
145	Strayer Education, Inc.	20,261
		61,696
	Diversified Financials - 4.1%
72	Greenhill & Co., Inc.	5,578
257	IntercontinentalExchange, Inc. ●	29,522
2,690	SEI Investments Co.	59,572
639	Stifel Financial ●	30,284
241	T. Rowe Price Group, Inc.	13,312
1,012	Waddell and Reed Financial, Inc. Class A	29,419
		167,687
	Energy - 6.3%
1,386	Cobalt International Energy ●	12,823
1,174	Consol Energy, Inc.	43,138
1,066	Denbury Resources, Inc. ●	18,150
1,896	El Paso Corp.	25,144
698	ENSCO International plc	32,345
122	Frontier Oil Corp.	1,610
80	Holly Corp.	2,610
339	Noble Energy, Inc.	27,589
749	Overseas Shipholding Group, Inc.	25,026
564	Peabody Energy Corp.	29,856
292	SM Energy Co.	12,183
575	Ultra Petroleum Corp. ●	23,641
		254,115
	Food, Beverage & Tobacco - 0.5%
1,247	Smithfield Foods, Inc. ●	20,882

	Health Care Equipment & Services - 7.1%
905	Amerisource Bergen Corp.	29,715
1,150	Beckman Coulter, Inc.	61,210
399	Edwards Lifesciences Corp. ●	25,487
2,149	Lincare Holdings, Inc.	56,353
1,475	Patterson Cos., Inc.	40,773
981	Resmed, Inc. ●	31,265
1,084	Universal Health Services, Inc. Class B	44,749
		289,552
	Household & Personal Products - 0.4%
218	Estee Lauder Co., Inc.	15,536

	Insurance - 4.0%
2,133	Brown & Brown, Inc.	47,545
3,189	Genworth Financial, Inc. ●	36,167
2,135	Unum Group	47,871
1,164	W.R. Berkley Corp.	32,038
		163,621
	Materials - 4.5%
457	CF Industries Holdings, Inc.	55,947
450	FMC Corp.	32,905
125	Martin Marietta Materials, Inc.	10,036
739	Scotts Miracle-Gro Co. Class A	39,436
360	Sherwin-Williams Co.	26,280
1,373	Steel Dynamics, Inc.	19,940
		184,544
	Media - 2.7%
1,250	Discovery Communications, Inc. ●	55,740
1,302	DreamWorks Animation SKG, Inc. ●	45,948
181	Liberty Global, Inc. ●	6,840
		108,528
	Pharmaceuticals, Biotechnology & Life Sciences - 6.7%
2,123	Amylin Pharmaceuticals, Inc. ●	27,663
3,191	King Pharmaceuticals, Inc. ●	45,114
2,084	Mylan, Inc. ●	42,338
1,852	Qiagen N.V. ●	34,844
694	Regeneron Pharmaceuticals, Inc. ●	18,092
455	Vertex Pharmaceuticals, Inc. ●	17,421
188	Waters Corp. ●	13,921
1,475	Watson Pharmaceuticals, Inc. ●	68,799
		268,192
	Real Estate - 2.4%
495	Alexandria Real Estate Equities, Inc.	36,343
742	AMB Property Corp.	20,909
789	Host Hotels & Resorts, Inc.	12,542
265	Public Storage	26,267
		96,061
	Retailing - 4.7%
470	Advance Automotive Parts, Inc.	30,534
1,054	Aeropostale, Inc. ●	25,689
73	Netflix, Inc. ●	12,665
2,590	Office Depot, Inc. ●	11,630
524	O'Reilly Automotive, Inc. ●	30,660
2,370	Penske Automotive Group, Inc. ●	31,871

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.6% - (continued)
	Retailing - 4.7% - (continued)
1,524	Staples, Inc.	$31,196
521	Urban Outfitters, Inc. ●	16,025
		190,270
	Semiconductors & Semiconductor Equipment - 3.5%
1,046	Altera Corp.	32,646
776	Analog Devices, Inc.	26,128
745	Lam Research Corp. ●	34,110
1,256	Maxim Integrated Products, Inc.	27,196
816	Xilinx, Inc.	21,879
		141,959
	Software & Services - 10.7%
1,247	Check Point Software Technologies Ltd. ADR ●	53,322
474	Citrix Systems, Inc. ●	30,337
161	Equinix, Inc. ●	13,558
362	Factset Research Systems, Inc.	31,776
1,127	Gartner, Inc. Class A ●	35,715
2,235	Genpact Ltd. ●	35,536
309	Global Payments, Inc.	12,039
928	Micros Systems ●	42,127
674	Red Hat, Inc. ●	28,462
129	Salesforce.com, Inc. ●	14,915
548	Teradata Corp. ●	21,573
2,110	VeriSign, Inc. ●	73,323
2,419	Western Union Co.	42,576
		435,259
	Technology Hardware & Equipment - 4.7%
897	ADTRAN, Inc.	28,943
612	National Instruments Corp.	21,288
1,186	NetApp, Inc. ●	63,144
1,502	Polycom, Inc. ●	50,748
432	Riverbed Technology, Inc. ●	24,883
		189,006
	Telecommunication Services - 1.3%
999	American Tower Corp. Class A ●	51,544

	Transportation - 6.1%
427	C.H. Robinson Worldwide, Inc.	30,067
663	Con-way, Inc.	21,874
1,296	Expeditors International of Washington, Inc. .	63,990
901	J.B. Hunt Transport Services, Inc.	32,388
533	Kansas City Southern ●	23,348
5,678	Southwest Airlines Co.	78,135
		249,802
	Utilities - 4.6%
1,239	Aqua America, Inc.	26,669
1,810	Northeast Utilities	56,611
1,890	UGI Corp.	56,879
722	Wisconsin Energy Corp.	42,964
		183,123
	Total common stocks
	(cost $3,405,183)	$3,982,960
	Total long-term investments
	(cost $3,405,183)	$3,982,960

SHORT-TERM INVESTMENTS - 1.0%
	Repurchase Agreements - 1.0%
	Bank of America Merrill Lynch TriParty
	Joint Repurchase Agreement (maturing on
	11/01/2010 in the amount of $9,663,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034
	- 2040, value of $9,856)
$9,663	0.23%, 10/31/2010		$9,663
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $5,854,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023
	- 2040, value of $5,971)
5,854	0.23%, 10/31/2010		5,854
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $26,388,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $26,915)
26,387	0.22%, 10/31/2010		26,387
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $26, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $27)
26	0.21%, 10/31/2010		26
			41,930
	Total short-term investments
	(cost $41,930)		$41,930

	Total investments
	(cost $3,447,113) ▲	99.6%	$4,024,890
	Other assets and liabilities	0.4%	16,493
	Total net assets	100.0%	$4,041,383

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 3.0% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $3,462,677 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$687,366
Unrealized Depreciation	(125,153)
Net Unrealized Appreciation	$562,213

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford MidCap Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$3,982,960	$3,982,960	$–	$–
Short-Term Investments	41,930	–	41,930	–
Total	$4,024,890	$3,982,960	$41,930	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $3,447,113)	$4,024,890
Cash	1
Receivables:
Investment securities sold	28,911
Fund shares sold	11,639
Dividends and interest	1,009
Other assets	148
Total assets	4,066,598
Liabilities:
Payables:
Investment securities purchased	18,261
Fund shares redeemed	5,465
Investment management fees	480
Administrative fees	3
Distribution fees	188
Accrued expenses	818
Total liabilities	25,215
Net assets	$4,041,383
Summary of Net Assets:
Capital stock and paid-in-capital	$3,653,933
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments and foreign currency transactions	(190,327)
Unrealized appreciation of investments	577,777
Net assets	$4,041,383

Shares authorized	760,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$20.16/$21.33
Shares outstanding	112,903
Net assets	$2,275,785
Class B: Net asset value per share	$17.48
Shares outstanding	6,198
Net assets	$108,330
Class C: Net asset value per share	$17.68
Shares outstanding	25,372
Net assets	$448,592
Class I: Net asset value per share	$20.28
Shares outstanding	26,695
Net assets	$541,255
Class R3: Net asset value per share	$21.82
Shares outstanding	1,010
Net assets	$22,038
Class R4: Net asset value per share	$21.92
Shares outstanding	1,890
Net assets	$41,422
Class R5: Net asset value per share	$22.02
Shares outstanding	2,176
Net assets	$47,915
Class Y: Net asset value per share	$22.05
Shares outstanding	25,219
Net assets	$556,046

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$32,824
Interest	175
Less: Foreign tax withheld	(8)
Total investment income	32,991
Expenses:
Investment management fees	24,164
Administrative services fees	59
Transfer agent fees	6,082
Distribution fees
Class A	5,051
Class B	1,316
Class C	4,125
Class R3	28
Class R4	52
Custodian fees	12
Accounting services fees	463
Registration and filing fees	260
Board of Directors' fees	62
Audit fees	88
Other expenses	606
Total expenses (before fees paid indirectly)	42,368
Transfer agent fee waivers	—
Commission recapture	(157)
Custodian fee offset	—
Total fees paid indirectly	(157)
Total expenses, net	42,211
Net Investment Loss	(9,220)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	252,344
Net realized gain on foreign currency contracts	5
Net realized loss on other foreign currency transactions	(4)
Net Realized Gain on Investments and Foreign Currency Transactions	252,345
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	432,188
Net unrealized appreciation of foreign currency contracts	3
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(3)
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	432,188
Net Gain on Investments and Foreign Currency Transactions	684,533
Net Increase in Net Assets Resulting from Operations	$675,313

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment loss	$(9,220)	$(4,881)
Net realized gain (loss) on investments and foreign currency transactions	252,345	(386,014)
Net unrealized appreciation of investments and foreign currency transactions	432,188	638,618
Net Increase In Net Assets Resulting From Operations	675,313	247,723
Capital Share Transactions:
Class A	124,998	233,636
Class B	(56,556)	(67,140)
Class C	11,303	46,199
Class I	381,013	105,882
Class R3	19,874	647
Class R4	34,775	3,132
Class R5	44,950	671
Class Y	237,657	53,506
Net increase from capital share transactions	798,014	376,533
Proceeds from regulatory settlements	55	—
Net Increase In Net Assets	1,473,382	624,256
Net Assets:
Beginning of period	2,568,001	1,943,745
End of period	$4,041,383	$2,568,001
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$—

 The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford MidCap Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are

11

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
 Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

12

•
 Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
 Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account.

13

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

14

i)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$5	$—	$5
Total	$—	$—	$—	$5	$—	$5

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	3	—	$3
Total	$—	$—	$—	$3	$—	$3

j)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

15

The Hartford MidCap Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2010, were as follows:

Amount
Accumulated Capital Losses *	$(174,764)
Unrealized Appreciation †	562,214
Total Accumulated Earnings	$387,450

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
 The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$9,220
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	113
Capital Stock and Paid-In-Capital	(9,333)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$174,764
Total	$174,764

As of October 31, 2010, the Fund utilized $252,644 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

16

4.   Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8500%
On next $500 million	0.7500%
On next $4 billion	0.7000%
On next $5 billion	0.6975%
Over $10 billion	0.6950%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.37%	NA	NA	1.12%	1.50%	1.20%	0.90%	NA

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.37%	NA	NA	1.12%	1.67%	1.37%	1.07%	NA

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

17

The Hartford MidCap Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	October 31,	October 31,		October 31,	October 31,	October 31,
	2010	2009		2008	2007	2006
Class A Shares	1.24%	1.34%		1.23%	1.21%	1.25%
Class B Shares	2.05	2.10		2.00	1.98	2.01
Class C Shares	1.92	1.99		1.91	1.90	1.93
Class I Shares	0.95	1.02	*
Class R3 Shares	1.49	1.50	†
Class R4 Shares	1.18	1.18	†
Class R5 Shares	0.87	0.87	†
Class Y Shares	0.77	0.79		0.79	0.78	0.78

* From February 27, 2009 (commencement of operations), through October 31, 2009.
† From May 29, 2009 (commencement of operations), through October 31, 2009.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $5,725 and contingent deferred sales charges of $122 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $82. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $8. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the

18

transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for the	Total Return Excluding Payment
	Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.08%	25.86%
Class B	0.09	24.87
Class C	0.09	24.97
Class Y	0.08	26.40

5.   Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$2,591,157
Sales Proceeds Excluding U.S. Government Obligations	1,779,421

19

The Hartford MidCap Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

6.   Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
		Reinvested	Shares	from	(Decrease) of		Reinvested	Shares	from	(Decrease) of
	Shares Sold	Dividends	Redeemed	Merger	Shares	Shares Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	30,741	—	(23,932)	—	6,809	45,416	—	(29,365)	—	16,051
Amount	$568,879	$—	$(443,881)	$—	$124,998	$647,073	$—	$(413,437)	$—	$233,636
Class B
Shares	252	—	(3,734)	—	(3,482)	1,885	—	(7,483)	—	(5,598)
Amount	$4,094	$—	$(60,650)	$—	$(56,556)	$23,439	$—	$(90,579)	$—	$(67,140)
Class C
Shares	5,335	—	(4,673)	—	662	8,741	—	(5,262)	—	3,479
Amount	$87,546	$—	$(76,243)	$—	$11,303	$111,182	$—	$(64,983)	$—	$46,199
Class I
Shares	23,735	—	(3,913)	—	19,822	7,392	—	(519)	—	6,873
Amount	$454,313	$—	$(73,300)	$—	$381,013	$114,329	$—	$(8,447)	$—	$105,882
Class R3
Shares	1,034	—	(60)	—	974	36	—	—	—	36
Amount	$21,116	$—	$(1,242)	$—	$19,874	$649	$—	$(2)	$—	$647
Class R4
Shares	2,311	—	(612)	—	1,699	208	—	(17)	—	191
Amount	$47,495	$—	$(12,720)	$—	$34,775	$3,447	$—	$(315)	$—	$3,132
Class R5
Shares	2,266	—	(129)	—	2,137	40	—	(1)	—	39
Amount	$47,639	$—	$(2,689)	$—	$44,950	$678	$—	$(7)	$—	$671
Class Y
Shares	17,866	—	(6,430)	—	11,436	7,357	—	(3,943)	—	3,414
Amount	$363,585	$—	$(125,928)	$—	$237,657	$112,080	$—	$(58,574)	$—	$53,506
Total
Shares	83,540	—	(43,483)	—	40,057	71,075	—	(46,590)	—	24,485
Amount	$1,594,667	$—	$(796,653)	$—	$798,014	$1,012,877	$—	$(636,344)	$—	$376,533

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	1,197	$22,499
For the Year Ended October 31, 2009	2,783	$38,204

7.   Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $55, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

8.   Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on

20

the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

9.   Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

10. Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

21

The Hartford MidCap Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$16.20	$(0.04)	$–	$4.00	$3.96	$–	$–	$–	$–	$3.96	$20.16
B	14.16	(0.17)	–	3.49	3.32	–	–	–	–	3.32	17.48
C	14.30	(0.15)	–	3.53	3.38	–	–	–	–	3.38	17.68
I	16.25	–	–	4.03	4.03	–	–	–	–	4.03	20.28
R3	17.58	(0.11)	–	4.35	4.24	–	–	–	–	4.24	21.82
R4	17.60	(0.04)	–	4.36	4.32	–	–	–	–	4.32	21.92
R5	17.62	0.01	–	4.39	4.40	–	–	–	–	4.40	22.02
Y	17.63	0.05	–	4.37	4.42	–	–	–	–	4.42	22.05

For the Year Ended October 31, 2009 (E)
A	14.55	(0.02)	–	1.67	1.65	–	–	–	–	1.65	16.20
B	12.81	(0.11)	–	1.46	1.35	–	–	–	–	1.35	14.16
C	12.93	(0.10)	–	1.47	1.37	–	–	–	–	1.37	14.30
I(F)	12.12	(0.01)	–	4.14	4.13	–	–	–	–	4.13	16.25
R3(I)	15.90	(0.05)	–	1.73	1.68	–	–	–	–	1.68	17.58
R4(I)	15.90	(0.02)	–	1.72	1.70	–	–	–	–	1.70	17.60
R5(I)	15.90	–	–	1.72	1.72	–	–	–	–	1.72	17.62
Y	15.75	0.06	–	1.82	1.88	–	–	–	–	1.88	17.63

For the Year Ended October 31, 2008 (E)
A	26.89	(0.02)	–	(8.25)	(8.27)	(0.11)	(3.96)	–	(4.07)	(12.34)	14.55
B	24.23	(0.16)	–	(7.30)	(7.46)	–	(3.96)	–	(3.96)	(11.42)	12.81
C	24.40	(0.14)	–	(7.37)	(7.51)	–	(3.96)	–	(3.96)	(11.47)	12.93
Y	28.74	0.08	–	(8.91)	(8.83)	(0.20)	(3.96)	–	(4.16)	(12.99)	15.75

For the Year Ended October 31, 2007
A	25.31	0.05	0.02	5.53	5.60	–	(4.02)	–	(4.02)	1.58	26.89
B	23.35	(0.13)	0.02	5.01	4.90	–	(4.02)	–	(4.02)	0.88	24.23
C	23.47	(0.11)	0.02	5.04	4.95	–	(4.02)	–	(4.02)	0.93	24.40
Y	26.68	0.28	0.03	5.77	6.08	–	(4.02)	–	(4.02)	2.06	28.74

For the Year Ended October 31, 2006
A	26.32	(0.03)	–	3.44	3.41	–	(4.42)	–	(4.42)	(1.01)	25.31
B	24.77	(0.22)	–	3.22	3.00	–	(4.42)	–	(4.42)	(1.42)	23.35
C	24.86	(0.20)	–	3.23	3.03	–	(4.42)	–	(4.42)	(1.39)	23.47
Y	27.42	0.08	–	3.60	3.68	–	(4.42)	–	(4.42)	(0.74)	26.68

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on February 27, 2009.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on May 29, 2009.
(J)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

24.44%		$2,275,785	1.25%		1.25%		1.25%		(0.24)%		56%
23.45		108,330	2.05		2.05		2.05		(1.03)		–
23.64		448,592	1.93		1.93		1.93		(0.92)		–
24.80		541,255	0.96		0.96		0.96		0.01		–
24.12		22,038	1.49		1.49		1.49		(0.57)		–
24.55		41,422	1.18		1.18		1.18		(0.23)		–
24.97		47,915	0.88		0.88		0.88		0.05		–
25.07		556,046	0.78		0.78		0.78		0.23		–

11.34		1,718,214	1.36		1.36		1.36		(0.14)		91
10.54		137,032	2.17		2.11		2.11		(0.85)		–
10.60		353,413	2.01		2.01		2.01		(0.80)		–
34.08	(G)	111,661	1.03	(H)	1.03	(H)	1.03	(H)	(0.07	) (H)	–
10.57	(G)	638	1.50	(H)	1.50	(H)	1.50	(H)	(0.70	) (H)	–
10.69	(G)	3,354	1.18	(H)	1.18	(H)	1.18	(H)	(0.28	) (H)	–
10.82	(G)	693	0.88	(H)	0.88	(H)	0.88	(H)	(0.01	) (H)	–
11.94		242,996	0.81		0.81		0.81		0.39		–

(35.56)		1,310,085	1.23		1.23		1.23		(0.09)		94
(36.07)		195,738	2.01		2.01		2.01		(0.86)		–
(36.01)		274,583	1.92		1.92		1.92		(0.77)		–
(35.28)		163,339	0.79		0.79		0.79		0.36		–

25.96	(J)	2,205,026	1.22		1.22		1.22		0.20		76
24.98	(J)	454,927	1.99		1.99		1.99		(0.52)		–
25.08	(J)	528,342	1.91		1.91		1.91		(0.44)		–
26.50	(J)	134,914	0.79		0.79		0.79		0.73		–

14.84		1,837,361	1.27		1.27		1.27		(0.13)		84
13.97		449,488	2.04		2.04		2.04		(0.90)		–
14.06		499,039	1.96		1.96		1.96		(0.82)		–
15.31		184,149	0.81		0.81		0.81		0.33		–

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford MidCap Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford MidCap Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

24

The Hartford MidCap Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford MidCap Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010. James E. Davey (1964) President and Chief Executive Officer since 2010 Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

26

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford MidCap Fund
Federal Tax Information (Unaudited)

The Fund made no capital gain or income distributions for the fiscal year ended October 31, 2010.

28

The Hartford MidCap Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,009.50	$6.28	$1,000.00	$1,018.95	$6.31	1.24%	184	365
Class B	$1,000.00	$1,005.21	$10.31	$1,000.00	$1,014.92	$10.36	2.04	184	365
Class C	$1,000.00	$1,005.65	$9.71	$1,000.00	$1,015.53	$9.75	1.92	184	365
Class I	$1,000.00	$1,011.01	$4.82	$1,000.00	$1,020.42	$4.84	0.95	184	365
Class R3	$1,000.00	$1,007.89	$7.54	$1,000.00	$1,017.69	$7.58	1.49	184	365
Class R4	$1,000.00	$1,009.67	$5.98	$1,000.00	$1,019.26	$6.01	1.18	184	365
Class R5	$1,000.00	$1,011.45	$4.41	$1,000.00	$1,020.82	$4.43	0.87	184	365
Class Y	$1,000.00	$1,011.90	$3.90	$1,000.00	$1,021.32	$3.92	0.77	184	365

29

The Hartford MidCap Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford MidCap Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

30

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and

31

The Hartford MidCap Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, and Class R5 shares by 0.17%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

32

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford MidCap Value Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford MidCap Value Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford MidCap Value Fund inception 04/30/2001
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 4/30/01 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 2500 Value Index is an unmanaged index measuring the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
MidCap Value A#	27.83%	4.59%	6.35%
MidCap Value A##	20.80%	3.42%	5.72%
MidCap Value B#	26.81%	3.87%	NA*
MidCap Value B##	21.81%	3.61%	NA*
MidCap Value C#	26.88%	3.82%	5.59%
MidCap Value C##	25.88%	3.82%	5.59%
MidCap Value I#	28.19%	4.65%	6.38%
MidCap Value R3#	28.16%	5.00%	6.80%
MidCap Value R4#	28.27%	5.02%	6.81%
MidCap Value R5#	28.39%	5.04%	6.82%
MidCap Value Y#	28.39%	5.04%	6.82%
Russell 2500 Value Index	26.88%	2.77%	7.55%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Class I shares commenced operations on 5/28/10. Performance prior to 5/28/10 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to 5/28/10 reflects Class Y performance.

Portfolio Manager
James N. Mordy
Senior Vice President, Partner

How did the Fund perform?

The Class A shares of The Hartford MidCap Value Fund returned 27.83%, before sales charge, for the twelve-month period ended October 31, 2010, outperforming the Fund’s benchmark, the Russell 2500 Value Index, which returned 26.88% for the same period. The Fund also outperformed the 22.81% average return of the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets were very volatile during the period due to significant macroeconomic concerns which included the European sovereign debt crisis and fears of a double-dip recession in the U.S. Investors regained some confidence in the third quarter of 2010 as many of these headwinds abated and discussions of further quantitative easing by the U.S. Federal Reserve Bank heightened.

During the period, mid-cap stocks (+27.7%) outperformed small-cap (+26.6%) and large-cap stocks (+17.7%), as measured by the Russell MidCap, Russell 2000, and Russell 1000 Indices, respectively. Growth stocks (+28.8%) out-paced Value stocks (+26.9%) during the period, as measured by the Russell 2500 Growth and Russell 2500 Value Indices. Within the Russell 2500 Value Index, all sectors posted positive returns with Materials, Telecom & Media, and Consumer Discretionary posting the largest returns.

2

The Fund’s relative performance was primarily driven by strong stock selection within Health Care, Telecommunications & Media, and Industrials, which more than offset weaker selection within Consumer Staples and Materials. Sector allocation, a fall-out from bottom-up (i.e. stock by stock fundamental research) stock selection, added to relative returns, particularly our overweight (i.e. the Fund’s sector position was greater than the benchmark position) positions in Materials, Industrials, and Consumer Discretionary and underweight (i.e. the Fund’s sector position was less than the benchmark position) position in Financials.

The largest contributors to benchmark-relative (i.e. performance of the Fund as measured against the benchmark) performance included Impax Labs (Health Care), Buck Holdings (Consumer Discretionary), and Delta Airlines (Industrials). Shares of Impax Labs, a generic and specialty pharmaceutical company, benefited from strong launches of two generic drugs (Adderall XR and Flomax). Buck Holdings is the Fund’s private investment in retailer Dollar General. The company completed a successful initial public offering during the period and we believe management continues to execute their turnaround plan in a favorable environment for discounters. Shares of global airline company Delta Airlines rose during the period on a resurgence in higher-margin business travel as confidence in the economic recovery has improved. A notable contributor to the Fund’s absolute returns was Virgin Media (Consumer Discretionary).

The largest detractors from relative returns included MDC Holdings (Consumer Discretionary), Amedisys (Health Care), and Owens-Illinois (Materials). Shares of home builder MDC Holdings declined due to weak home sales following the expiration of the U.S. new home-buyer tax credit. Shares of U.S. health care provider Amedisys declined due to multiple headwinds including a larger than expected Medicare reimbursement cut and Senate Finance Committee and Department of Justice investigations into industry practices. Shares of Owens-Illinois, a global glass bottle manufacturer, declined due to persistent weakness in North American volumes. Other notable detractors from absolute returns were Dean Foods (Consumer Staples) and Overseas Shipholding (Energy).

What is the outlook?

We have not significantly changed our view of a subdued economic recovery. Recent developments such as an encouraging October jobs report, an acceleration of money growth, decent retail sales, a lift in auto sales, a pickup in the PMI index, continued growth in emerging markets, a stronger stock market, and now $600 billion of government bonds purchases by the U.S. Federal Reserve Bank to help sustain lower interest rates (so called “quantitative easing”) have all lowered the odds of a double dip recession. Further gains in employment will be a function largely of business confidence which might improve as a result of the midterm election if any constructive actions can be achieved through bipartisan efforts. Investors have become less risk-averse in recent months, which typically creates a tailwind for our investment style. We can expect much higher levels of M&A activity as companies holding large cash positions earning little to no return are forced to consider more productive and strategic options. We believe that we will see several portfolio holdings taken out at higher valuations over the next twelve months.

We do worry that U.S. GDP might fall short of expectations in the next couple quarters for three primary reasons: 1) inventory restocking has largely been completed and this has accounted for over half of GDP growth since the trough; 2) the withdrawal of fiscal stimulus will be a significant drag to growth, and this trend toward fiscal restraint will be reinforced by newly elected Republicans; and 3) any failure to extend the Bush tax cuts before year-end will result in higher payroll deductions in early 2011.

Against a bond market with historically low yields, we believe we are finding many attractive equity opportunities, supported by healthy free cash yields, even in our sluggish recovery scenario. We also observe that within many sectors investors are not demanding much in terms of premium valuation for growth.

At the end of the period, the Fund was most overweight in Industrials, Consumer Discretionary, and Materials, and most underweight in Financials and Utilities relative to the benchmark.

Diversification by Industry
as of October 31, 2010

Percentage of
Industry (Sector)	Net Assets
Banks (Financials)	3.4%
Capital Goods (Industrials)	14.1
Consumer Durables & Apparel (Consumer Discretionary)	4.0
Consumer Services (Consumer Discretionary)	1.0
Diversified Financials (Financials)	9.0
Energy (Energy)	6.4
Food, Beverage & Tobacco (Consumer Staples)	2.5
Health Care Equipment & Services (Health Care)	4.0
Insurance (Financials)	8.9
Materials (Materials)	10.2
Media (Consumer Discretionary)	4.0
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	2.6
Real Estate (Financials)	5.7
Retailing (Consumer Discretionary)	4.1
Semiconductors & Semiconductor Equipment
(Information Technology)	2.6
Software & Services (Information Technology)	2.2
Technology Hardware & Equipment (Information Technology)	4.2
Transportation (Industrials)	2.4
Utilities (Utilities)	6.9
Short-Term Investments	1.1
Other Assets and Liabilities	0.7
Total	100.0%

3

The Hartford MidCap Value Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.2%
	Banks - 3.4%
151	Beneficial Mutual Bancorp, Inc. ●	$1,107
121	Comerica, Inc.	4,319
323	Huntington Bancshares, Inc.	1,830
853	Popular, Inc. ●	2,330
35	Susquehanna Bancshares, Inc.	278
100	Umpqua Holdings Corp.	1,103
		10,967
	Capital Goods - 14.1%
78	AGCO Corp. ●	3,300
91	AMETEK, Inc.	4,908
229	Barnes Group, Inc.	4,168
67	Dover Corp.	3,568
54	Esterline Technologies Corp. ●	3,282
69	Hubbell, Inc. Class B	3,716
153	Pentair, Inc.	5,001
59	Teledyne Technologies, Inc. ●	2,444
159	Terex Corp. ●	3,565
184	Textron, Inc.	3,837
109	Thomas & Betts Corp. ●	4,747
56	URS Corp. ●	2,161
		44,697
	Consumer Durables & Apparel - 4.0%
164	Mattel, Inc.	3,819
158	MDC Holdings, Inc.	4,063
178	Toll Brothers, Inc. ●	3,190
20	V.F. Corp.	1,640
		12,712
	Consumer Services - 1.0%
43	DeVry, Inc.	2,077
339	Thomas Cook Group plc	982
		3,059
	Diversified Financials - 9.0%
43	Affiliated Managers Group, Inc. ●	3,655
154	Ameriprise Financial, Inc.	7,981
189	Invesco Ltd.	4,340
372	PHH Corp. ●	7,161
100	Solar Capital Ltd.	2,240
182	Solar Cayman Ltd. ⌂●†	72
191	TD Ameritrade Holding Corp. ●	3,271
		28,720
	Energy - 6.4%
80	Cabot Oil & Gas Corp.	2,318
82	Cie Gen Geophysique SP ADR ●	1,900
122	Cobalt International Energy ●	1,126
66	Consol Energy, Inc.	2,408
50	ENSCO International plc	2,331
69	Newfield Exploration Co. ●	4,096
46	Overseas Shipholding Group, Inc.	1,544
140	Quicksilver Resources, Inc. ●	2,090
113	SBM Offshore N.V.	2,299
		20,112
	Food, Beverage & Tobacco - 2.5%
30	Bunge Ltd. Finance Corp.	1,778
1,289	China Agri-Industries Holdings	1,884
70	Molson Coors Brewing Co.	3,315
547	PureCircle Ltd. ●	1,139
		8,116
	Health Care Equipment & Services - 4.0%
152	Amerisource Bergen Corp.	4,989
183	CIGNA Corp.	6,447
108	Team Health Holdings ●	1,439
		12,875
	Insurance - 8.9%
54	Everest Re Group Ltd.	4,568
185	Fidelity National Financial, Inc.	2,475
111	Platinum Underwriters Holdings Ltd.	4,783
146	Principal Financial Group, Inc.	3,918
128	Reinsurance Group of America, Inc.	6,411
269	Unum Group	6,029
		28,184
	Materials - 10.2%
41	Agrium U.S., Inc.	3,629
46	CF Industries Holdings, Inc.	5,612
68	FMC Corp.	4,956
59	Greif, Inc.	3,436
176	Methanex Corp.	4,896
148	Owens-Illinois, Inc. ●	4,160
525	Rexam plc	2,672
53	Sino Forest Corp. ■●	1,048
105	Sino Forest Corp. Class A ●	2,073
		32,482
	Media - 4.0%
257	CBS Corp. Class B	4,353
327	Virgin Media, Inc.	8,315
		12,668
	Pharmaceuticals, Biotechnology & Life Sciences - 2.6%
129	Endo Pharmaceuticals Holdings, Inc. ●	4,736
184	Impax Laboratories, Inc. ●	3,464
		8,200
	Real Estate - 5.7%
64	AMB Property Corp.	1,793
236	BR Malls Participacoes S.A.	2,216
534	BR Properties S.A.	5,168
226	Duke Realty, Inc.	2,817
150	Global Logistic Properties Ltd. ●	269
87	Iguatemi Emp de Shopping	2,042
130	Multiplan Empreendimentos Imobiliarios S.A.	3,015
63	ProLogis	865
		18,185
	Retailing - 4.1%
68	American Eagle Outfitters, Inc.	1,090
81	AnnTaylor Stores Corp. ●	1,883
2,375	Buck Holdings L.P. ⌂●†	5,476
11	Dollar General Corp. ●	321
72	Ross Stores, Inc.	4,235
		13,005
	Semiconductors & Semiconductor Equipment - 2.6%
47	Linear Technology Corp.	1,512
211	Varian Semiconductor Equipment Associates, Inc. ●	6,894
		8,406
	Software & Services - 2.2%
52	BMC Software, Inc. ●	2,378
110	Check Point Software Technologies Ltd. ADR ●	4,681
		7,059
	Technology Hardware & Equipment - 4.2%
266	Arrow Electronics, Inc. ●	7,865

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.2% - (Continued)
	Technology Hardware & Equipment - 4.2% - (Continued)
250	Flextronics International Ltd. ●	$1,789
4,011	Kingboard Laminates Holdings	3,876
		13,530
	Transportation - 2.4%
558	Delta Air Lines, Inc. ●	7,745

	Utilities - 6.9%
456	N.V. Energy, Inc.	6,229
181	Northeast Utilities	5,649
105	UGI Corp.	3,144
94	Westar Energy, Inc.	2,386
73	Wisconsin Energy Corp.	4,329
		21,737
	Total common stocks
	(cost $261,865)	$312,459

	Total long-term investments
	(cost $261,865)	$312,459

SHORT-TERM INVESTMENTS - 1.1%
	Repurchase Agreements - 1.1%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $829,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $846)
$829	0.23%, 10/31/2010		$829
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $503,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $512)
503	0.23%, 10/31/2010		503
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $2,265,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $2,310)
2,265	0.22%, 10/31/2010		2,265
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $2, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $2)
2	0.21%, 10/31/2010		2
			3,599
	Total short-term investments
	(cost $3,599)		$3,599

	Total investments
	(cost $265,464) ▲	99.3%	$316,058
	Other assets and liabilities	0.7%	2,279
	Total net assets	100.0%	$318,337

The accompanying notes are an integral part of these financial statements.

5

The Hartford MidCap Value Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 14.5% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $272,135 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$57,728
Unrealized Depreciation	(13,805)
Net Unrealized Appreciation	$43,923

†
 The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at October 31, 2010, was $5,548, which represents 1.74% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

●	Currently non-income producing.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $1,048, which represents 0.33% of total net assets.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
06/2007	2,375	Buck Holdings L.P.	$2,035
03/2007	182	Solar Cayman Ltd. - 144A	135

The aggregate value of these securities at October 31, 2010, was $5,548, which represents 1.74% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford MidCap Value Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$312,459	$295,198	$11,713	$5,548
Short-Term Investments	3,599	–	3,599	–
Total	$316,058	$295,198	$15,312	$5,548

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	October
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3	Level 3	31, 2010
Assets:
Common Stocks	$4,461	$534	$3,720	*	$—	$—	$(3,167)	$—	$—	$5,548
Total	$4,461	$534	$3,720		$—	$—	$(3,167)	$—	$—	$5,548

*	Change in unrealized gains or losses in the current period relating to assets still held at October 31, 2010 was $3,720.

 The accompanying notes are an integral part of these financial statements.

7

The Hartford MidCap Value Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $265,464)	$316,058
Cash	—
Receivables:
Investment securities sold	3,147
Fund shares sold	487
Dividends and interest	54
Other assets	112
Total assets	319,858
Liabilities:
Payables:
Investment securities purchased	1,101
Fund shares redeemed	276
Investment management fees	42
Administrative fees	—
Distribution fees	14
Accrued expenses	88
Total liabilities	1,521
Net assets	$318,337
Summary of Net Assets:
Capital stock and paid-in-capital	$341,212
Accumulated undistributed net investment income	—
Accumulated net realized loss on investments and foreign currency transactions	(73,473)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	50,598
Net assets	$318,337

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.69/$11.31
Shares outstanding	16,494
Net assets	$176,359
Class B: Net asset value per share	$9.79
Shares outstanding	1,461
Net assets	$14,305
Class C: Net asset value per share	$9.77
Shares outstanding	3,119
Net assets	$30,467
Class I: Net asset value per share	$10.72
Shares outstanding	24
Net assets	$254
Class R3: Net asset value per share	$11.20
Shares outstanding	10
Net assets	$110
Class R4: Net asset value per share	$11.21
Shares outstanding	10
Net assets	$110
Class R5: Net asset value per share	$11.22
Shares outstanding	10
Net assets	$111
Class Y: Net asset value per share	$11.22
Shares outstanding	8,611
Net assets	$96,621

The accompanying notes are an integral part of these financial statements.

8

The Hartford MidCap Value Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$3,187
Interest	7
Less: Foreign tax withheld	(36)
Total investment income	3,158

Expenses:
Investment management fees	1,870
Administrative services fees	—
Transfer agent fees	587
Distribution fees
Class A	374
Class B	183
Class C	262
Class R3	—
Class R4	—
Custodian fees	19
Accounting services fees	33
Registration and filing fees	71
Board of Directors' fees	5
Audit fees	8
Other expenses	77
Total expenses (before waivers and fees paid indirectly)	3,489
Expense waivers	(154)
Transfer agent fee waivers	(25)
Commission recapture	(7)
Custodian fee offset	—
Total waivers and fees paid indirectly	(186)
Total expenses, net	3,303
Net Investment Loss	(145)
Net Realized Gain on Investments and Foreign Currency Transactions:
Net realized gain on investments in securities	12,347
Net realized gain on foreign currency contracts	16
Net realized loss on other foreign currency transactions	(17)
Net Realized Gain on Investments and Foreign Currency Transactions	12,346
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions:
Net unrealized appreciation of investments	45,583
Net unrealized depreciation of foreign currency contracts	(2)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	8
Net Changes in Unrealized Appreciation of Investments and Foreign Currency Transactions	45,589
Net Gain on Investments and Foreign Currency Transactions	57,935
Net Increase in Net Assets Resulting from Operations	$57,790

The accompanying notes are an integral part of these financial statements.

9

The Hartford MidCap Value Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income (loss)	$(145)	$800
Net realized gain (loss) on investments and foreign currency transactions	12,346	(45,736)
Net unrealized appreciation of investments and foreign currency transactions	45,589	84,118
Net Increase In Net Assets Resulting From Operations	57,790	39,182
Distributions to Shareholders:
From net investment income
Class A	(60)	(406)
Class Y	(39)	(84)
From tax return of capital
Class A	(64)	—
Class Y	(5)	—
Total distributions	(168)	(490)
Capital Share Transactions:
Class A	12,778 *	(27,796)
Class B	(12,260)†	(7,929)
Class C	1,260 ‡	(6,203)
Class I	237	—
Class R3	100	—
Class R4	100	—
Class R5	100	—
Class Y	77,303 §	(396)
Net increase (decrease) from capital share transactions	79,618	(42,324)
Net Increase (Decrease) In Net Assets	137,240	(3,632)
Net Assets:
Beginning of period	181,097	184,729
End of period	$318,337	$181,097
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$57

*	Includes merger activity in the amount of $20,661.
†	Includes merger activity in the amount of $729.
‡	Includes merger activity in the amount of $1,317.
§	Includes merger activity in the amount of $94.

The accompanying notes are an integral part of these financial statements.

10

The Hartford MidCap Value Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford MidCap Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (See note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are

11

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-

12

factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.
•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

13

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had no outstanding foreign currency contracts as of October 31, 2010.

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of October 31, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

i)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

j)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

14

k)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

l)	Additional Derivative Instrument Information

The volume of derivative activity was minimal during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$16	$—	$16
Total	$—	$—	$—	$16	$—	$16

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(2)	—	$(2)
Total	$—	$—	$—	$(2)	$—	$(2)

m)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

15

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$99	$490
Tax Return of Capital	69	—

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Accumulated Capital Losses *	$(66,802)
Unrealized Appreciation †	43,927
Total Accumulated Deficit	$(22,875)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$187
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	17,365
Capital Stock and Paid-In-Capital	(17,552)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$23,853
2017	42,949
Total	$66,802

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2010, the Fund had $17,542 in expired capital loss carryforwards and utilized $12,330 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

16

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7250%
On next $4 billion	0.6750%
On next $5 billion	0.6725%
Over $10 billion	0.6700%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.35%	2.10%	2.10%	1.10%	1.55%	1.25%	0.95%	0.90%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I *	Class R3 *	Class R4 *	Class R5 *	Class Y
1.35%	2.10%	2.10%	1.10%	1.65%	1.35%	1.05%	0.95%

*	From May 28, 2010 (commencement of operations), through June 30, 2010.

17

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	October 31,		October 31,	October 31,	October 31,	October 31,
	2010		2009	2008	2007	2006
Class A Shares	1.35%		1.20%	1.39%	1.39%	1.39%
Class B Shares	2.10		1.76	2.05	2.15	2.14
Class C Shares	2.10		2.01	2.14	2.09	2.14
Class I Shares	0.95	*
Class R3 Shares	1.55	*
Class R4 Shares	1.25	*
Class R5 Shares	0.96	*
Class Y Shares	0.90		0.89	0.91	0.89	0.93

*	From May 28, 2010 (commencement of operations), through October 31, 2010.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $264 and contingent deferred sales charges of $8 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $13. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s

18

salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from
	Affiliate for SEC Settlement for	Total Return Excluding Payment
	the Year Ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	0.01%	16.71%
Class B	0.01	15.85
Class C	0.01	15.93
Class Y	0.01	17.37

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class A	1,480
Class B	27
Class C	27
Class I	10
Class R3	10
Class R4	10
Class R5	10
Class Y	9

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$206,809
Sales Proceeds Excluding U.S. Government Obligations	131,739
19

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	2,749	13	(3,615)	2,128	1,275	875	64	(5,325)	—	(4,386)
Amount	$27,129	$121	$(35,133)	$20,661	$12,778	$6,905	$396	$(35,097)	$—	$(27,796)
Class B
Shares	49	—	(1,491)	82	(1,360)	34	—	(1,246)	—	(1,212)
Amount	$453	$—	$(13,442)	$729	$(12,260)	$228	$—	$(8,157)	$—	$(7,929)
Class C
Shares	663	—	(685)	148	126	88	—	(1,143)	—	(1,055)
Amount	$6,042	$—	$(6,099)	$1,317	$1,260	$661	$—	$(6,864)	$—	$(6,203)
Class I
Shares	24	—	—	—	24	—	—	—	—	—
Amount	$237	$—	$—	$—	$237	$—	$—	$—	$—	$—
Class R3
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class R4
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class R5
Shares	10	—	—	—	10	—	—	—	—	—
Amount	$100	$—	$—	$—	$100	$—	$—	$—	$—	$—
Class Y
Shares	8,759	4	(1,164)	9	7,608	502	13	(673)	—	(158)
Amount	$89,219	$44	$(12,054)	$94	$77,303	$3,839	$84	$(4,319)	$—	$(396)
Total
Shares	12,274	17	(6,955)	2,367	7,703	1,499	77	(8,387)	—	(6,811)
Amount	$123,380	$165	$(66,728)	$22,801	$79,618	$11,633	$480	$(54,437)	$—	$(42,324)
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	645	$6,352
For the Year Ended October 31, 2009	248	$1,962

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

20

10.	Fund Merger:

Reorganization of The Hartford Select SmallCap Value Fund into The Hartford MidCap Value Fund: At a meeting held on August 5, 2009, the Board of Directors of the Company approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provided for the reorganization of a series of the Company, The Hartford Select SmallCap Value Fund (“Target Fund”), into a series of the Company, The Hartford MidCap Value Fund (“Acquiring Fund”) (the “Reorganization”). The reorganization did not require shareholder approval by the shareholders of The Hartford Select SmallCap Value Fund or The Hartford MidCap Value Fund.

Pursuant to the Reorganization Agreement, on July 30, 2010, each holder of Class A, Class B, Class C, and Class Y shares of The Hartford Select SmallCap Value Fund became the owner of full and fractional shares of the corresponding class in The Hartford MidCap Value Fund having an equal aggregate value.

This merger was accomplished by tax free exchange as detailed below:

			Net assets of
		Net assets of	Acquiring		Acquiring Fund
	Net assets of Target	Acquiring Fund	Fund		shares issued to the
	Fund on Merger	immediately before	immediately	Target Fund shares	Target Fund's
	Date	merger	after merger	exchanged	shareholders

Class A	$20,661	$142,956	$163,617	2,276	2,128
Class B	729	14,305	15,034	81	82
Class C	1,317	25,380	26,697	147	148
Class I	N/A	119	119	N/A	N/A
Class R3	N/A	100	100	N/A	N/A
Class R4	N/A	100	100	N/A	N/A
Class R5	N/A	100	100	N/A	N/A
Class Y	94	87,494	87,588	11	9
Total	$22,801	$270,554	$293,355	2,515	2,367

The Hartford Select SmallCap Value Fund had the following unrealized depreciation, accumulated net realized losses and capital stock as of July 30, 2010:

	Unrealized	Accumulated Net
	Appreciation	Realized Gains
Fund	(Depreciation)	(Losses)	Capital Stock	Total
Target Fund	$1,038	$(23,897)	$45,660	$22,801

Assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the Funds, The Hartford MidCap Value Fund’s pro forma results of operations for the year ended October 31, 2010, are as follows:

			Net increase in net assets
Fund	Net Investment Income	Net gain on investments	resulting from operations
Acquiring Fund	$295	$69,236	$69,531

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of The Hartford Select SmallCap Value Fund that have been included in The Hartford MidCap Value Fund’s Statement of Operations since July 30, 2010.

21

The Hartford MidCap Value Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

22

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23

The Hartford MidCap Value Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2010 (E)
A	$8.37	$–	$–	$2.33	$2.33	$(0.01)	$–	$–	$(0.01)	$2.32	$10.69
B	7.72	(0.06)	–	2.13	2.07	–	–	–	–	2.07	9.79
C	7.70	(0.07)	–	2.14	2.07	–	–	–	–	2.07	9.77
I(G)	9.71	–	–	1.01	1.01	–	–	–	–	1.01	10.72
R3(G)	10.17	(0.02)	–	1.05	1.03	–	–	–	–	1.03	11.20
R4(G)	10.17	–	–	1.04	1.04	–	–	–	–	1.04	11.21
R5(G)	10.17	0.01	–	1.04	1.05	–	–	–	–	1.05	11.22
Y	8.77	0.04	–	2.44	2.48	(0.03)	–	–	(0.03)	2.45	11.22

For the Year Ended October 31, 2009
A	6.53	0.04	–	1.82	1.86	(0.02)	–	–	(0.02)	1.84	8.37
B	6.03	0.01	–	1.68	1.69	–	–	–	–	1.69	7.72
C	6.03	(0.01)	–	1.68	1.67	–	–	–	–	1.67	7.70
Y	6.88	0.05	–	1.91	1.96	(0.07)	–	–	(0.07)	1.89	8.77

For the Year Ended October 31, 2008
A	14.80	0.02	–	(5.81)	(5.79)	–	(2.48)	–	(2.48)	(8.27)	6.53
B	13.95	(0.05)	–	(5.39)	(5.44)	–	(2.48)	–	(2.48)	(7.92)	6.03
C	13.96	(0.06)	–	(5.39)	(5.45)	–	(2.48)	–	(2.48)	(7.93)	6.03
Y	15.39	0.05	–	(6.08)	(6.03)	–	(2.48)	–	(2.48)	(8.51)	6.88

For the Year Ended October 31, 2007
A	14.57	–	–	2.14	2.14	–	(1.91)	–	(1.91)	0.23	14.80
B	13.93	(0.11)	–	2.04	1.93	–	(1.91)	–	(1.91)	0.02	13.95
C	13.93	(0.10)	–	2.04	1.94	–	(1.91)	–	(1.91)	0.03	13.96
Y	15.00	0.14	0.02	2.14	2.30	–	(1.91)	–	(1.91)	0.39	15.39

For the Year Ended October 31, 2006
A	13.29	0.01	–	2.59	2.60	–	(1.32)	–	(1.32)	1.28	14.57
B	12.85	(0.10)	–	2.50	2.40	–	(1.32)	–	(1.32)	1.08	13.93
C	12.85	(0.10)	–	2.50	2.40	–	(1.32)	–	(1.32)	1.08	13.93
Y	13.59	0.08	–	2.65	2.73	–	(1.32)	–	(1.32)	1.41	15.00

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)
During the year ended October 31, 2010, the Fund incurred $22.1 million in sales associated with the transition of assets from The Hartford Select SmallCap Value Fund, which merged into the Fund on July 31, 2010. These sales are excluded from the portfolio turnover calculation.

(G)	Commenced operations on May 28, 2010.
(H)	Not annualized.
(I)	Annualized.
(J)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

24

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

27.83%		$176,359	1.44%		1.35%		1.35%		0.01%		49	%(F)
26.81		14,305	2.32		2.10		2.10		(0.70)		–
26.88		30,467	2.13		2.10		2.10		(0.74)		–
10.40	(H)	254	0.95	(I)	0.95	(I)	0.95	(I)	0.06	(I)	–
10.13	(H)	110	1.60	(I)	1.55	(I)	1.55	(I)	(0.40	)(I)	–
10.23	(H)	110	1.30	(I)	1.25	(I)	1.25	(I)	(0.10	)(I)	–
10.32	(H)	111	1.00	(I)	0.96	(I)	0.96	(I)	0.20	(I)	–
28.39		96,621	0.90		0.90		0.90		0.39		–

28.63		127,459	1.60		1.21		1.21		0.65		52
28.03		21,782	2.53		1.78		1.78		0.09		–
27.69		23,058	2.28		2.02		2.02		(0.16)		–
28.89		8,798	0.90		0.90		0.90		0.93		–

(46.26)		127,999	1.44		1.40		1.40		0.15		52
(46.64)		24,329	2.31		2.06		2.06		(0.50)		–
(46.68)		24,418	2.15		2.15		2.15		(0.59)		–
(46.00)		7,983	0.92		0.92		0.92		0.64		–

16.72	(J)	311,227	1.39		1.39		1.39		–		46
15.86	(J)	60,957	2.23		2.15		2.15		(0.75)		–
15.94	(J)	63,292	2.10		2.10		2.10		(0.70)		–
17.38	(J)	1,961	0.89		0.89		0.89		0.70		–

21.37		305,002	1.45		1.40		1.40		0.06		40
20.46		62,580	2.28		2.15		2.15		(0.69)		–
20.45		63,302	2.16		2.15		2.15		(0.69)		–
21.90		31,100	0.94		0.94		0.94		0.48		–

25

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford MidCap Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford MidCap Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

26

The Hartford MidCap Value Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

27

The Hartford MidCap Value Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1) Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

28

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

29

The Hartford MidCap Value Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
 For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

			Short-	Long-
		Tax	Term	Term
		Return of	Capital	Capital
	Income	Capital	Gain	Gain	Total
Class A	0.004	0.004	N/A	N/A	0.008
Class Y	0.030	0.004	N/A	N/A	0.034

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

30

The Hartford MidCap Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	Current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,011.29	$6.84	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class B	$1,000.00	$1,008.21	$10.63	$1,000.00	$1,014.62	$10.66	2.10	184	365
Class C	$1,000.00	$1,008.29	$10.63	$1,000.00	$1,014.62	$10.66	2.10	184	365
Class I*	$1,000.00	$1,104.02	$4.19	$1,000.00	$1,016.98	$4.02	0.95	153	365
Class R3*.	$1,000.00	$1,101.28	$6.83	$1,000.00	$1,014.46	$6.54	1.55	153	365
Class R4*.	$1,000.00	$1,102.26	$5.51	$1,000.00	$1,015.72	$5.28	1.25	153	365
Class R5*.	$1,000.00	$1,103.24	$4.23	$1,000.00	$1,016.93	$4.06	0.96	153	365
Class Y	$1,000.00	$1,013.59	$4.57	$1,000.00	$1,020.67	$4.58	0.90	184	365

*	Commenced operations on May 28, 2010.

31

The Hartford MidCap Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford MidCap Value Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment

32

advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.
In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by

33

The Hartford MidCap Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, and Class R5 shares by 0.10% and Class Y shares by 0.05%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

34

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

35

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Money Market Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Money Market Fund

The Hartford Money Market Fund
Schedule of Investments October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CERTIFICATES OF DEPOSIT- 8.9%
	Commercial Banking - 3.7%
	Barclays Bank plc
$3,500	0.23%, 12/09/2010	$3,500
4,375	0.59%, 06/13/2011 Δ	4,375
	Svenska Handelsbanken, Inc.
3,500	0.27%, 11/12/2010	3,500
3,500	0.29%, 02/25/2011	3,500
3,500	0.46%, 12/09/2010	3,500
	UBS AG
4,400	0.44%, 12/09/2010 Δ	4,401
3,500	0.48%, 11/12/2010 Δ	3,500
		26,276
	Depository Credit - Banking - 2.7%
	Deutsche Bank AG
3,500	0.27%, 01/07/2011	3,500
	Toronto-Dominion Bank
7,250	0.26%, 11/05/2010 Δ	7,250
	Toronto-Dominion Holdings
8,250	0.26%, 02/04/2011 Δ	8,250
		19,000
	International Trade Financing (Foreign Banks) - 1.1%
	Royal Bank of Canada
5,250	0.25%, 01/13/2011	5,250
2,000	0.26%, 01/21/2011 Δ	2,000
		7,250
	Other Financial Investment Activities - 0.7%
	BNP Paribas Finance
5,000	0.42%, 03/21/2011	5,000

	Securities and Commodity Contracts and Brokerage - 0.7%
	Credit Suisse First Boston New York
5,000	0.46%, 04/21/2011 Δ	5,003
	Total certificates of deposit
	(cost $62,529)	$62,529
COMMERCIAL PAPER - 45.9%
	Beverage Manufacturing - 2.0%
	Coca Cola Co.
$5,500	0.21%, 12/16/2010	$5,499
4,750	0.24%, 02/23/2011	4,746
3,750	0.25%, 01/19/2011	3,748
		13,993
	Commercial Banking - 11.5%
	Commonwealth Bank of Australia
8,000	0.24%, 11/30/2010 - 12/10/2010	7,997
	Nordea North America
3,250	0.23%, 11/17/2010	3,250
7,500	0.25%, 12/06/2010 - 12/17/2010	7,498
	Old Line Funding LLC
6,750	0.26%, 12/07/2010 - 12/08/2010 ■	6,749
5,500	0.27%, 12/02/2010 ■	5,499
2,000	0.30%, 01/20/2011 ■	1,999
	Rabobank USA
2,750	0.23%, 11/15/2010	2,750
3,500	0.27%, 02/08/2011	3,497
	Standard Chartered Bank
3,500	0.29%, 02/03/2011	3,497
3,500	0.31%, 12/08/2010 ■	3,499
3,500	0.40%, 03/01/2011	3,495
	State Street Corp.
2,500	0.28%, 02/04/2011	2,498
4,000	0.34%, 12/03/2010	3,999
5,000	0.35%, 03/21/2011	4,993
3,750	0.38%, 11/04/2010	3,750
	U.S. Bank NA
4,500	0.21%, 11/19/2010	4,499
	UBS Securities
2,750	0.20%, 11/10/2010	2,750
	United Technology Corp.
3,250	0.19%, 11/22/2010 ■	3,250
	Westpac Banking Corp.
3,250	0.20%, 11/04/2010 ■	3,250
		78,719
	Computer and Peripheral Equipment Manufacturing - 1.5%
	Hewlett-Packard Co.
7,000	0.19%, 11/16/2010 ■	7,000
3,250	0.22%, 12/02/2010 ■	3,249
		10,249
	Consumer Lending - 2.5%
	Straight-A Funding LLC
4,500	0.23%, 12/02/2010 ■	4,499
4,750	0.24%, 11/10/2010 ■	4,750
3,750	0.25%, 01/06/2011 ■	3,748
4,500	0.25%, 12/09/2010	4,499
		17,496
	Depository Credit - Banking - 2.5%
	Bank of Nova Scotia
4,500	0.22%, 12/07/2010	4,499
5,500	0.25%, 11/18/2010 - 01/06/2011	5,498
	Deutsche Bank AG
3,500	0.31%, 02/11/2011	3,497
	Deutsche Bank Financial LLC
3,750	0.24%, 11/08/2010	3,750
		17,244
	International Trade Financing (Foreign Banks) - 5.9%
	European Investment Bank
7,000	0.19%, 11/08/2010	7,000
7,000	0.19%, 11/01/2010 ○	7,000
	Kreditanstalt fuer Wiederaufbau
10,000	0.24%, 11/15/2010 - 01/28/2011 ■	9,996
	Queensland Treasury Corp.
7,000	0.16%, 11/10/2010	7,000
	Societe De Prise Participation
6,500	0.23%, 12/01/2010	6,499

The accompanying notes are an integral part of these financial statements.
2

Shares or Principal Amount		Market Value ╪
COMMERCIAL PAPER - 45.9% - (continued)
	International Trade Financing (Foreign Banks) - 5.9% - (continued)
	Societe De Prise Participation - (continued)
$3,500	0.25%, 02/07/2011	$3,497
		40,992
	Motor Vehicle Parts Manufacturing - 0.9%
	Wal-Mart Stores, Inc.
3,500	0.17%, 11/09/2010	3,500
2,500	0.21%, 12/03/2010	2,499
		5,999
	Natural Gas Distribution - 1.5%
	Conocophillips
1,500	0.22%, 12/13/2010 ■	1,500
5,250	0.25%, 11/16/2010 ■	5,249
3,750	0.26%, 12/08/2010 ■	3,749
		10,498
	Nondepository Credit Banking - 2.5%
	General Electric Capital Corp.
3,500	0.25%, 02/10/2011	3,498
3,750	0.26%, 02/16/2011	3,747
	Toyota Motor Credit Corp.
5,750	0.28%, 12/13/2010	5,748
4,000	0.33%, 01/14/2011	3,997
		16,990
	Other Financial Investment Activities - 6.5%
	Alpine Securitization Corp.
5,000	0.12%, 11/02/2010	5,000
8,750	0.23%, 11/16/2010 - 11/23/2010	8,748
	BNP Paribas Finance
4,250	0.29%, 11/22/2010	4,249
	Falcon Asset Securitization Co.
6,750	0.26%, 12/06/2010 - 12/15/2010 ■	6,748
2,250	0.27%, 01/25/2011 ■	2,249
3,500	0.29%, 02/14/2011 ■	3,497
	Sheffield Receivables Corp.
3,250	0.23%, 11/18/2010	3,250
3,500	0.26%, 01/11/2011	3,498
3,500	0.27%, 12/06/2010	3,499
3,750	0.29%, 01/18/2011	3,748
		44,486
	Pharmaceutical & Medicine Manufacturing - 2.5%
	Abbott Laboratories
3,000	0.19%, 11/08/2010 ■	3,000
3,500	0.21%, 01/10/2011 ■	3,499
	Merck & Co., Inc.
7,000	0.19%, 11/17/2010	6,999
4,000	0.20%, 12/02/2010	3,999
		17,497
	Securities and Commodity Contracts and Brokerage - 1.8%
	Credit Suisse First Boston New York
5,000	0.25%, 01/19/2011	4,997
	JP Morgan Chase Funding, Inc.
4,000	0.22%, 11/08/2010	4,000
3,500	0.24%, 12/20/2010	3,499
		12,496
	Soap, Cleaning Compound, Toiletries Manufacturing - 2.1%
	Procter & Gamble Co.
4,750	0.18%, 11/09/2010 ■	4,750
4,000	0.25%, 11/19/2010 ■	3,999
5,500	0.25%, 02/11/2011	5,496
		14,245
	Sovereign Foreign Governments - 2.2%
	British Columbia (Province of)
3,000	0.24%, 01/21/2011	2,998
4,000	0.34%, 11/08/2010	4,000
8,000	0.39%, 11/24/2010 - 12/01/2010	7,997
		14,995
	Total commercial paper
	(cost $315,899)	$315,899
CORPORATE NOTES - 5.5%
	Commercial Banking - 0.5%
	Rabobank Netherlands
$3,750	0.64%, 08/05/2011 ■ Δ	$3,756
	Depository Credit - Banking - 0.8%
	Wells Fargo & Co.
5,500	0.39%, 01/12/2011 Δ	5,502
	Insurance Carriers - 0.6%
	Metropolitan Life Global Funding I
4,250	0.69%, 07/13/2011 ■ Δ	4,261
	International Trade Financing (Foreign Banks) - 1.0%
	International Bank for Reconstruction & Development
7,000	0.19%, 11/01/2010 ○	7,000
	Other Financial Investment Activities - 2.0%
	International Finance Corp.
4,750	0.18%, 11/10/2010	4,750
7,000	0.20%, 11/17/2010	6,999
2,000	0.21%, 12/01/2010	2,000
		13,749
	Securities and Commodity Contracts and Brokerage - 0.3%
	Goldman Sachs Group, Inc.
2,000	0.37%, 03/15/2011 Δ	2,001

The accompanying notes are an integral part of these financial statements.

3

The Hartford Money Market Fund
Schedule of Investments – (continued) October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE NOTES - 5.5% - (continued)
	Sovereign Foreign Governments - 0.3%
	Ontario (Province of)
$2,000	0.36%, 02/22/2011	$2,015
	Total corporate notes
	(cost $38,284)	$38,284

OTHER POOLS AND FUNDS - 0.0%
1	JP Morgan U.S. Government Money Market Fund	$1
	Total other pools and funds
	(cost $1)	$1

REPURCHASE AGREEMENTS - 16.1%
	BNP Paribas Securities Corp. Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $27,092,
	collateralized by U.S. Treasury Bond
	6.25%, 2030, value of $27,875)
$27,091	0.21% dated 10/31/2010	$27,091
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $27,059,
	collateralized by U.S. Treasury Bill 1.50%,
	2010, U.S. Treasury Not e 1.88%, 2017,
	value of $27,512)
27,059	0.21% dated 10/31/2010	27,059
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	11/01/2010 in the amount of $16,824,
	collateralized by U.S. Treasury Note
	4.25%, 2014, value of $17,161)
16,824	0.20% dated 10/31/2010	16,824
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $40,659, collateralized by U.S.
	Treasury Note 0.88% - 3.25%, 2012 - 2016,
	value of $41,471)
40,658	0.21% dated 10/31/2010	40,658
	Total repurchase agreements
	(cost $111,632)	$111,632

U.S. GOVERNMENT AGENCIES - 9.0%
	Federal Home Loan Mortgage Corp. - 4.2%
$5,750	0.17%, 12/20/2010	$5,749
13,500	0.18%, 12/08/2010 - 12/14/2010	13,497
10,000	0.19%, 12/13/2010	9,998
		29,244
	Federal National Mortgage Association - 4.8%
33,500	0.18%, 12/15/2010 - 01/26/2011	33,489
	Total U.S. government agencies
	(cost $62,733)	$62,733

U.S. GOVERNMENT SECURITIES - 4.6%
	Other Direct Federal Obligations - 4.6%
	Federal Home Loan Bank
$7,250	0.12%, 11/03/2010		$7,250
7,000	0.17%, 12/08/2010		6,999
17,500	0.18%, 01/12/2011 - 01/26/2011		17,493
			31,742
	Total U.S. government securities
	(cost $31,742)		$31,742

U.S. TREASURY BILLS - 9.9%
$25,250	0.13%, 01/20/2011		$25,243
25,250	0.14%, 01/13/2011		25,243
17,750	0.14%, 11/12/2010 ○		17,749
	Total U.S. treasury bills
	(cost $68,235)		$68,235
	Total investments
	(cost $691,055) ▲	99 .9%	$691,055
	Other assets and liabilities	0 .1%	415
	Total net assets	100 .0%	$691,470

The accompanying notes are an integral part of these financial statements.

4

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. The rates presented in this Schedule of Investments are yields, unless otherwise noted. Market value of investments in U.S. dollar denominated securities of foreign issuers represents 13.2% of total net assets at October 31, 2010.

▲	Also represents cost for tax purposes.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2010.

■
 Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $103,745, which represents 15.00% of total net assets.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Money Market Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Certificates of Deposit	$62,529	$–	$62,529	$–
Commercial Paper	325,897	–	325,897	–
Corporate Notes	38,284	–	38,284	–
Other Pools and Funds	1	1	–	–
Repurchase Agreements	111,632	–	111,632	–
U.S. Government Agencies	52,735	–	52,735	–
U.S. Government Securities	31,742	–	31,742	–
U.S. Treasury Bills	68,235	–	68,235	–
Total	$691,055	$1	$691,054	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Money Market Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $691,055)	$691,055
Receivables:
Fund shares sold	1,493
Dividends and interest	43
Other assets	249
Total assets	692,840
Liabilities:
Payables:
Fund shares redeemed	1,126
Investment management fees	51
Administrative fees	7
Accrued expenses	186
Total liabilities	1,370
Net assets	$691,470
Summary of Net Assets:
Capital stock and paid-in-capital	$691,470
Accumulated undistributed net investment income	—
Accumulated net realized gain on investments	—
Unrealized appreciation of investments	—
Net assets	$691,470

Shares authorized	5,100,000
Par value	$0 .001
Class A: Net asset value per share	$1.00
Shares outstanding	342,239
Net assets	$342,239
Class B: Net asset value per share	$1.00
Shares outstanding	33,548
Net assets	$33,548
Class C: Net asset value per share	$1.00
Shares outstanding	61,864
Net assets	$61,864
Class R3: Net asset value per share	$1.00
Shares outstanding	20,411
Net assets	$20,411
Class R4: Net asset value per share	$1.00
Shares outstanding	221,211
Net assets	$221,211
Class R5: Net asset value per share	$1.00
Shares outstanding	9,201
Net assets	$9,201
Class Y: Net asset value per share	$1.00
Shares outstanding	2,996
Net assets	$2,996

The accompanying notes are an integral part of these financial statements.

7

The Hartford Money Market Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$5
Interest	1,554
Total investment income	1,559
Expenses:
Investment management fees	3,390
Administrative services fees	415
Transfer agent fees	915
Custodian fees	7
Accounting services fees	121
Registration and filing fees	163
Board of Directors' fees	21
Audit fees	25
Other expenses	83
Total expenses (before waivers and fees paid indirectly)	5,140
Expense waivers	(2,933)
Transfer agent fee waivers	(648)
Custodian fee offset	—
Total waivers and fees paid indirectly	(3,581)
Total expenses, net	1,559
Net Investment Income	—
Net Realized Gain on Investments:
Net realized gain on investments in securities	6
Net Realized Gain on Investments	6
Net Gain on Investments	6
Payment from Affiliate (See Expenses in accompanying Notes to Financial Statements)	1,743
Net Increase in Net Assets Resulting from Operations	$1,749

The accompanying notes are an integral part of these financial statements.

8

The Hartford Money Market Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$—	$207
Net realized gain on investments	6	101
Payment from affiliate	1,743	—
Net Increase In Net Assets Resulting From Operations	1,749	308
Distributions to Shareholders:
Class A	—	(264)
Class B	—	(20)
Class C	—	(32)
Class R3	—	(1)
Class R4	—	(126)
Class R5	—	(29)
Class Y	—	(2)
Total distributions	—	(474)
Capital Share Transactions:
Class A	(44,818)	(100,491)
Class B	(17,787)	(15,346)
Class C	(15,237)	(63,317)
Class R3	8,789	11,093
Class R4	(30,101)	102,586
Class R5	(60,302)	60,657
Class Y	1,394	1
Net decrease from capital share transactions	(158,062)	(4,817)
Net Decrease In Net Assets	(156,313)	(4,983)
Net Assets:
Beginning of period	847,783	852,766
End of period	$691,470	$847,783
Accumulated undistributed (distribution in excess of) net investment income (loss)	$—	$—

The accompanying notes are an integral part of these financial statements.

9

The Hartford Money Market Fund
Notes to Financial Statements October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Money Market Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold without a front-end sales charge. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 Years

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – The Fund’s investments are valued at amortized cost, which approximates market value. Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) on the valuation date.

10

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the

11

The Hartford Money Market Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

f)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 5% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

g)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

h)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

12

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$—	$487

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

At October 31, 2010, the Fund utilized $6 of capital loss carryforwards to offset capital gains earned during the year.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

13

The Hartford Money Market Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $1 billion	0.45%
On next $4 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
0.90%	1.65%	1.65%	1.15%	0.85%	0.60%	0.55%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
0.90%	1.65%	1.65%	1.15%	0.85%	0.65%	0.65%

Effective November 1, 2010, HIFSCO has agreed to revise the voluntary limit on total operating expenses for the Fund, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses. The new expense limitations are as follows:

Class A	Class B	Class C	Class R3	Class R4	Class R5	Class Y
0.85%	1.60%	1.60%	1.15%	0.85%	0.60%	0.55%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, the Fund had no fee reductions.

14

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	0.21%	0.41%	0.90%	0.95%		0.95%
Class B Shares	0.21	0.44	1.65	1.70		1.70
Class C Shares	0.21	0.46	1.59	1.69		1.70
Class R3 Shares	0.21	0.24	1.15	1.20	*
Class R4 Shares	0.21	0.36	0.85	0.90	*
Class R5 Shares	0.21	0.25	0.63	0.60	*
Class Y Shares	0.21	0.34	0.52	0.55		0.55

* From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received contingent deferred sales charges of $249 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $4. These commissions are in turn paid to sales representatives of the broker/dealers.

At a meeting held on February 4, 2009, the Board of Directors approved the temporary reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero for Classes A, B, C, R3 and R4 for a period of six months, effective March 1, 2009. Effective September 1, 2009, the Board of Directors approved a six month extension of the reduction of distribution and service fees under the Fund’s 12b-1 plan. Effective March 1, 2010, the Board of Directors approved a six month extension of the reduction of distribution and service fees under the Fund’s 12b-1 plan. Effective September 1, 2010, the Board of Directors approved a six month extension of the reduction of distribution and service fees under the Fund’s 12b-1 plan. The Fund’s actions will result in a corresponding temporary reduction of 12b-1 payments of amounts paid to financial intermediaries by the Fund’s distributor to zero for Classes A, B, C, R3 and R4 during this time period. The Board of Director’s action can be changed at any time.

15

The Hartford Money Market Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

The Hartford may be required to pay, out of its own resources, the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of 12b-1 fees. From October 2008 through March 2009, the Fund’s distributor has made payments out of its own resources to financial intermediaries equal to the amount of 12b-1 fees that would have been paid notwithstanding waivers of 12b-1 fees.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

On March 18, 2010, due to the realized losses incurred by the Fund, HIFSCO paid $603 to the Fund to provide support to the Fund’s $1.00 NAV. On September 16, 2010, due to the realized losses incurred by the Fund, HIFSCO paid $1,140 to the Fund to provide support to the Fund’s $1.00 NAV. The payment had no impact on the Fund’s total return. This amount is shown as an increase from payment to affiliate on the Statement of Operations.

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	100
Class Y	402

6.	Investment Transactions:

For the year ended October 31, 2010, the costs of purchases and sales of securities (including U.S. Government Obligations) for the Fund were $11,529,114 and $11,684,481, respectively.

16

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	289,667	—	(334,486)	—	(44,819)	404,276	228	(504,995)	—	(100,491)
Amount	$289,668	$—	$(334,486)	$—	$(44,818)	$404,276	$228	$(504,995)	$—	$(100,491)
Class B
Shares	16,222	—	(34,009)	—	(17,787)	45,387	18	(60,751)	—	(15,346)
Amount	$16,222	$—	$(34,009)	$—	$(17,787)	$45,387	$18	$(60,751)	$—	$(15,346)
Class C
Shares	84,288	—	(99,525)	—	(15,237)	105,775	29	(169,121)	—	(63,317)
Amount	$84,288	$—	$(99,525)	$—	$(15,237)	$105,775	$29	$(169,121)	$—	$(63,317)
Class R3
Shares	16,360	—	(7,572)	—	8,788	13,901	1	(2,809)	—	11,093
Amount	$16,361	$—	$(7,572)	$—	$8,789	$13,901	$1	$(2,809)	$—	$11,093
Class R4
Shares	45,225	—	(75,326)	—	(30,101)	241,491	116	(139,021)	—	102,586
Amount	$45,225	$—	$(75,326)	$—	$(30,101)	$241,491	$116	$(139,021)	$—	$102,586
Class R5
Shares	12,934	—	(73,236)	—	(60,302)	94,014	28	(33,385)	—	60,657
Amount	$12,934	$—	$(73,236)	$—	$(60,302)	$94,014	$28	$(33,385)	$—	$60,657
Class Y
Shares	4,060	—	(2,666)	—	1,394	—	1	—	—	1
Amount	$4,060	$—	$(2,666)	$—	$1,394	$—	$1	$—	$—	$1
Total
Shares	468,756	—	(626,820)	—	(158,064)	904,844	421	(910,082)	—	(4,817)
Amount	$468,758	$—	$(626,820)	$—	$(158,062)	$904,844	$421	$(910,082)	$—	$(4,817)

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	4,374	$4,374
For the Year Ended October 31, 2009	4,777	$4,777

8.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

17

The Hartford Money Market Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$1.00	$–	$–	$–	$–	$–	$–	$–	$–	$–	$1.00
B	1.00	–	–	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2009
A	1.00	–	–	–	–	–	–	–	–	–	1.00
B	1.00	–	–	–	–	–	–	–	–	–	1.00
C	1.00	–	–	–	–	–	–	–	–	–	1.00
R3	1.00	–	–	–	–	–	–	–	–	–	1.00
R4	1.00	–	–	–	–	–	–	–	–	–	1.00
R5	1.00	–	–	–	–	–	–	–	–	–	1.00
Y	1.00	–	–	–	–	–	–	–	–	–	1.00

For the Year Ended October 31, 2008
A	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
B	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
C	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
R3	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
R4	1.00	0.02	–	–	0.02	(0.02)	–	–	(0.02)	–	1.00
R5	1.00	0.03	–	–	0.03	(0.03)	–	–	(0.03)	–	1.00
Y	1.00	0.03	–	–	0.03	(0.03)	–	–	(0.03)	–	1.00

For the Year Ended October 31, 2007
A	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
B	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
C	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
R3(F)	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
R4(F)	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
R5(F)	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
Y	1.00	0.05	–	–	0.05	(0.05)	–	–	(0.05)	–	1.00

For the Year Ended October 31, 2006
A	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00
B	1.00	0.03	–	–	0.03	(0.03)	–	–	(0.03)	–	1.00
C	1.00	0.03	–	–	0.03	(0.03)	–	–	(0.03)	–	1.00
Y	1.00	0.04	–	–	0.04	(0.04)	–	–	(0.04)	–	1.00

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Commenced operations on December 22, 2006.
(G)	Not annualized.
(H)	Annualized.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

–%		$342,239	0.72%		0.21%		0.21%		–		N/A
–		33,548	0.70		0.21		0.21		–		–
–		61,864	0.62		0.21		0.21		–		–
–		20,411	0.71		0.21		0.21		–		–
–		221,211	0.66		0.21		0.21		–		–
–		9,201	0.61		0.21		0.21		–		–
–		2,996	0.51		0.21		0.21		–		–

0.05		386,036	0.88		0.45		0.41		0.03		N/A
0.03		51,225	1.11		0.48		0.44		0.00		–
0.03		76,846	1.06		0.50		0.46		0.00		–
0.04		11,621	0.79		0.28		0.24		0.00		–
0.06		250,995	0.78		0.40		0.36		0.02		–
0.09		69,464	0.66		0.29		0.25		0.02		–
0.11		1,596	0.58		0.38		0.34		0.09		–

2.31		486,596	0.99		0.90		0.90		2.23		N/A
1.54		66,581	1.71		1.65		1.65		1.40		–
1.60		140,174	1.60		1.60		1.60		1.49		–
2.07		529	1.35		1.15		1.15		1.33		–
2.37		148,465	0.94		0.85		0.85		1.91		–
2.60		8,826	0.63		0.63		0.63		2.09		–
2.69		1,595	0.52		0.52		0.52		2.77		–

4.49		314,872	1.13		0.95		0.95		4.40		N/A
3.71		29,219	1.82		1.70		1.70		3.65		–
3.72		59,575	1.72		1.69		1.69		3.66		–
3.63	(G)	10	1.36	(H)	1.20	(H)	1.20	(H)	4.16	(H)	–
3.95	(G)	17,239	1.01	(H)	0.90	(H)	0.90	(H)	4.49	(H)	–
4.18	(G)	1,229	0.72	(H)	0.60	(H)	0.60	(H)	4.79	(H)	–
4.90		2,707	0.58		0.55		0.55		4.77		–

4.00		207,592	1.14		0.95		0.95		3.95		N/A
3.22		27,995	1.79		1.70		1.70		3.18		–
3.22		16,997	1.76		1.70		1.70		3.20		–
4.34		13,628	0.61		0.55		0.55		4.29		–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Money Market Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Money Market Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

20

The Hartford Money Market Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Money Market Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009)) Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

22

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Money Market Fund
Federal Tax Information (Unaudited)

The Fund made no capital gain or income distributions for the fiscal year ended October 31, 2010.

24

The Hartford Money Market Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	Current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,000.00	$1.31	$1,000.00	$1,023.89	$1.33	0 .26%	184	365
Class B	$1,000.00	$1,000.00	$1.31	$1,000.00	$1,023.89	$1.33	0 .26	184	365
Class C	$1,000.00	$1,000.00	$1.31	$1,000.00	$1,023.89	$1.33	0 .26	184	365
Class R3	$1,000.00	$1,000.00	$1.31	$1,000.00	$1,023.89	$1.33	0 .26	184	365
Class R4	$1,000.00	$1,000.00	$1.31	$1,000.00	$1,023.89	$1.33	0 .26	184	365
Class R5	$1,000.00	$1,000.00	$1.31	$1,000.00	$1,023.89	$1.33	0 .26	184	365
Class Y	$1,000.00	$1,000.00	$1.31	$1,000.00	$1,023.89	$1.33	0 .26	184	365

25

The Hartford Money Market Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Money Market Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations given the Fund’s focus on liquidity and preservation of capital, and the impact of capital support arrangements on the peer comparisons.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and, a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

27

The Hartford Money Market Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R5 shares by 0.05% and Class Y shares by 0.10%. The Board also considered HIFSCO’s proposal to lower the contractual expense limitations for the Fund’s Class A, Class B, and Class C shares by 0.05%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information

28

provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

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This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Short Duration Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Short Duration Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Short Duration Fund inception 10/31/2002
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to provide current income and long-term total return.

Performance Overview(1) 10/31/02 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital 1-3 Year U.S. Government/Credit Index is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year Government/Credit Index includes securities in the 1-3 year maturity range in the Government/Credit Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5,6) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
Short Duration A#	5.33%	3.69%	3.27%
Short Duration A##	2.17%	3.06%	2.88%
Short Duration B#	4.51%	2.91%	2.51%
Short Duration B##	-0.49%	2.55%	2.51%
Short Duration C#	4.56%	2.92%	2.52%
Short Duration C##	3.56%	2.92%	2.52%
Short Duration I#	5.75%	3.77%	3.33%
Short Duration Y#	5.71%	3.99%	3.43%
Barclays Capital 1-3 Year U.S.
Government/Credit Index	3.23%	4.75%	3.74%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)	Class Y shares commenced operations on 11/28/03.

(6)	Class I shares commenced operations on 2/26/10. Performance prior to 2/26/10 reflects Class A performance.

Portfolio Managers
Robert Crusha, CFA	Brian Dirgins, CFA
Senior Vice President	Senior Vice President

How did the Fund perform?

The Class A shares of The Hartford Short Duration Fund returned 5.33%, before sales charge, for the twelve-month period ended October 31, 2010, versus the 3.23% return of the Fund’s benchmark, the Barclays Capital 1-3 Year U.S. Government/Credit Index, and the 4.78% average return of the Lipper Short Investment Grade Debt Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The primary driver of the Fund’s outperformance, relative to the benchmark, was sector allocation. Duration (a measure of interest-rate sensitivity) positioning and security selection had a negative impact on the Fund’s performance relative to the benchmark. The duration of the Fund was shorter than that of the benchmark over the period, and given that the 2- year U.S. Treasury note declined from 0.92% at the beginning of the period to 0.34%, this resulted in some underperformance.

Out of benchmark sector allocations to Asset Backed Securities (ABS) and Commercial Mortgage Backed Securities (CMBS) were significant contributors to the performance of the Fund, as those markets continued to recover from the financial crisis. A significant overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Investment Grade Corporates was also additive to performance relative to the

2

benchmark. The Fund’s benchmark relative underweights (i.e. the Fund’s sector position was less than the benchmark position) to U.S. Treasuries and Agencies also added to performance. A moderate out of benchmark allocation to Agency Mortgage Backed Securities and Bank Loans was also additive to relative performance. However, an allocation to cash was a slight performance drag.

Improvements in the outlook for the global economy as well as increasing confidence led to the willingness of investors to continue to add selectively to risk over the year. However, mid-year volatility did give investors pause, as many became concerned about the risk of a double-dip back into recession. The U.S. Federal Reserve Bank (Fed) and the Treasury continue to be sensitive to market reactions and recently introduced a second phase of quantitative easing. There continues to be concerns that the peripheral European region will be a headwind for global economic growth.

Our positions in ABS, Investment Grade Corporates and CMBS remain the primary drivers of yield within the Fund. In addition, the underweight to Government securities, such as U.S. Treasuries and Agencies, in favor of the aforementioned sectors, resulted in a higher yield than the benchmark.

What is the outlook?

With short-term interest rates at historically low levels, we will continue to seek relative value opportunities across the various fixed income sectors to generate yield. We anticipate that there will continue to be bouts of risk aversion as the recovery continues to play out. Similar to what occurred earlier this summer, we would view these periods as opportunities to reposition and in some cases add exposure to the spread sectors previously mentioned. With respect to these sectors, we will continue to focus on the issuers that we believe have the balance sheets and cash flow, to best protect bondholder interest. Diversification will also remain an important theme.

We believe investors and issuers alike will continue to look for signs that stronger economic growth is ahead in light of the Fed’s recent decision to introduce a second round of quantitative easing. Given this decision it now appears likely that any prospect of an increase in interest rates, by the Fed, has been pushed off to the second half of 2011 at the earliest. The catalysts for which we are looking to suggest that economic growth is improving, are an improvement in jobless claims, home price recovery, an increase in commercial and small business loans and an improvement in the forecast for sustained Global growth. Until there are signs that these are meaningfully improving, we believe interest rates will likely remain low and as such, we will continue to actively, and appropriately, manage the interest rate risk and sector allocations in accordance with what we see as the prevailing market conditions.

Effective December 10, 2010, there will be changes to the Fund’s investment strategy, which will lower the minimum percentage of Investment-Grade Securities the Fund must invest in from 80% to 65% of total assets and increases the maximum for Non-Investment Grade Securities and/or Senior Floating Rate Interests to 35% of total assets. Prior to December 10, 2010, the Fund could invest up to 20% in Non-Invesment Grade Securities and up to 15% in Senior Floating Rate Interests. In addition, Michael Bacevich and Bradley Dyslin will be added as portfolio managers to the Fund while Brian Dirgins will no longer be part of the portfolio management team.

Distribution by Credit Quality
as of October 31, 2010

Percentage of
Credit Rating *	Net Assets
Aaa / AAA	17.3%
Aa / AA	13.2
A	19.5
Baa / BBB	26.5
Ba / BB	3.3
B	0.3
Caa / CCC or Lower	0.6
Unrated	0.4
U.S. Government Securities	13.5
Cash	6.5
Other Assets & Liabilities	(1.5)
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long-term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes cash-like instruments and other short-term instruments.

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Diversification by Industry
as of October 31, 2010
Percentage of
Industry	Net Assets
Advertising & Related Services	0.2%
Aerospace Product and Parts Manufacturing	0.9
Agencies, Brokerages, and Other Insurance	0.2
Alumina and Aluminum Production and Processing	0.2
Basic Chemical Manufacturing	1.7
Beer, Wine, Distilled Alcoholic Bev Wholesalers	0.2
Beverage Manufacturing	2.0
Business Support Services	0.2
Cable and Other Program Distribution	1.0
Cable and Other Subscription Programming	0.4
Captive Auto Finance	5.1
Captive Retail Finance	0.4
Commercial and Service Industry Machinery Manufacturing	0.4
Commercial Banking	8.0
Communications Equipment Manufacturing	0.2
Computer and Peripheral Equipment Manufacturing	0.5
Couriers	0.2
Credit Card Issuing	2.5
Data Processing Services	0.3
Department Stores	0.2
Depository Credit Banking	5.0
Electric Generation, Transmission and Distribution	2.1
Electrical Equipment Manufacturing	0.4
Facilities Support Services	0.2
General Medical and Surgical Hospitals	0.2
General Rental Centers	0.6
Grain and Oilseed Milling	0.5
Grocery and Related Products	0.1
Grocery Stores	0.4
Health and Personal Care Stores	1.0
Industrial Machinery, Equipment Rental & Leasing	0.3
Insurance Carriers	5.5
International Trade Financing (Foreign Banks)	2.4
Iron and Steel Mills and Ferroalloy Manufacturing	0.5
Medical and Diagnostic Laboratories	0.1
Medical Equipment and Supplies Manufacturing	0.8
Metal Ore Mining	1.2
Monetary Authorities - Central Bank	0.1
Motor Vehicle Manufacturing	0.5
Motor Vehicle Parts Manufacturing	0.2
Natural Gas Distribution	0.5
Navigational, Measuring, and Control Instruments	0.2
Nondepository Credit Banking	2.7
Nonmetallic Mineral Mining and Quarrying	0.4
Office Supplies, Stationery, and Gift Stores	0.2
Oil and Gas Extraction	1.6
Oilseed and Grain Farming	0.0
Other Financial Investment Activities	2.0
Other Food Manufacturing	0.8
Other General Merchandise Stores	0.2
Other Investment Pools and Funds	0.3
Petroleum and Coal Products Manufacturing	1.3
Pharmaceutical and Medicine Manufacturing	2.3
Pipeline Transportation of Natural Gas	0.5
Radio and Television Broadcasting	0.4
Rail Transportation	0.9
Real Estate Credit (Mortgage Banking)	10.3
Real Estate Investment Trust (REIT)	0.1
Residential Building Construction	0.4
Resin, Synthetic Rubber, Filaments Manufacturing	0.2
Scheduled Air Transportation	0.2
Scientific Research and Development Services	0.1
Securities and Commodity Contracts and Brokerage	2.9
Soap, Cleaning Compound and Toilet Manufacturing	0.2
Software Publishers	0.4
Sovereign Foreign Governments	1.1
Sugar and Confectionery Product Manufacturing	0.6
Support Activities For Mining	0.2
Telecommunications - Other	0.9
Telecommunications - Wired Carriers	0.2
Telecommunications - Wireless Carriers	0.7
Tobacco Manufacturing	0.1
Waste Treatment and Disposal	0.3
Wireless Communications Services	1.4
U.S. Government Agencies	6.3
U.S. Government Securities	7.2
Short-Term Investments	6.5
Other Assets and Liabilities	(1.5)
Total	100.0%

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The Hartford Short Duration Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 18.4%
	Captive Auto Finance - 5.1%
	Ally Automotive Receivables Trust
$1,000	1.38%, 07/15/2014	$1,009
1,000	2.29%, 11/16/2015 ■	1,011
1,500	3.29%, 03/15/2015 ■	1,558
	Ally Master Owner Trust
1,000	2.88%, 04/15/2015 ■	1,033
	AmeriCredit Automobile Receivables Trust
1	5.42%, 08/08/2011	1
	Bank of America Automotive Trust
1,500	1.31%, 07/15/2014	1,516
2,000	1.39%, 03/15/2014 ■	2,018
	Capital Automotive Receivables Asset Trust
1,000	6.35%, 03/17/2014 ■	1,068
	Capital One Prime Automotive Receivables Trust
1,000	5.68%, 06/15/2014	1,034
	Carmax Automotive Owner Trust
1,000	6.12%, 07/15/2013	1,039
	DaimlerChrysler Automotive Trust
800	4.48%, 08/08/2014	825
155	5.14%, 09/08/2012	155
	Ford Credit Automotive Owner Trust
1,000	0.65%, 12/15/2012	1,001
1,200	2.98%, 08/15/2014	1,254
500	5.68%, 06/15/2012	509
1,000	5.69%, 11/15/2012	1,050
	Marlin Leasing Receivables LLC
117	5.63%, 09/16/2013 ■	117
	Nissan Automotive Receivables Owner Trust
800	0.87%, 07/15/2014	803
	Nissan Master Owner Trust Receivables
1,500	1.41%, 01/15/2015 ■Δ	1,518
	Toyota Automotive Receivables Owner Trust
3,000	0.74%, 07/16/2012	3,006
	USAA Automotive Owner Trust
54	4.16%, 04/16/2012	54
719	5.07%, 06/15/2013	732
	Volkswagen Automotive Lease Trust
1,500	1.31%, 01/20/2014	1,513
	Wachovia Automotive Loan Owner Trust
1,000	5.54%, 12/20/2012 ■	1,015
		24,839

	Captive Retail Finance - 0.4%
	CNH Equipment Trust
2,000	2.90%, 11/17/2014 ○	1,931

	Credit Card Issuing - 2.5%
	American Express Credit Account Master Trust
2,000	0.86%, 11/16/2015 Δ	1,998
347	5.65%, 01/15/2014 ■	355
	Capital One Multi-Asset Execution Trust
2,500	4.85%, 02/18/2014	2,550
	Citibank Credit Card Issuance Trust
2,000	5.70%, 05/15/2013	2,040
	GE Capital Credit Card Master Note Trust
1,000	2.21%, 06/15/2016	1,027
3,500	3.69%, 07/15/2015	3,653
	MBNA Credit Card Master Note Trust
550	6.80%, 07/15/2014	583
		12,206

	Real Estate Credit (Mortgage Banking) - 10.3%
	Banc of America Commercial Mortgage, Inc.
1,100	5.45%, 01/15/2049	1,160
1,000	5.66%, 04/10/2049 Δ	1,043
	Banc of America Large Loan
590	5.33%, 12/16/2043 ■	546
	Bayview Commercial Asset Trust
316	1.26%, 01/25/2035 ■Δ	190
9,403	2.66%, 01/25/2037 ■►	683
14,202	2.83%, 07/25/2037 - 09/25/2037 ■►	1,355
	Bayview Financial Acquisition Trust
663	4.91%, 02/25/2033 ■	660
2,000	5.64%, 11/28/2036	1,722
	Bear Stearns Asset Backed Securities, Inc.
479	5.66%, 09/25/2033 Δ	395
	Bear Stearns Commercial Mortgage Securities, Inc.
17,335	4.12%, 11/11/2041 ⌂►	192
44,876	4.65%, 02/11/2041 ⌂►	203
101,014	6.25%, 12/11/2040 ⌂►	395
	CBA Commercial Small Balance Commercial Mortgage
8,743	3.00%, 01/25/2039 ⌂►	699
4,875	4.58%, 07/25/2035 ■†Δ	275
15,042	5.41%, 12/25/2036 ■†Δ	616
9,577	5.45%, 06/25/2038 ■†Δ	837
	Citicorp Residential Mortgage Securities
98	6.27%, 06/25/2037 Δ	93
	Citigroup Commercial Mortgage Trust
420	5.38%, 10/15/2049	437
242	5.73%, 03/15/2049 Δ	244
	Commercial Mortgage Pass-Through Certificates
875	3.16%, 11/01/2015 ■☼	896
1,778	3.59%, 03/10/2039 ⌂►	5
	Credit Suisse Mortgage Capital Certificates
966	5.51%, 02/15/2039 Δ	994
	CS First Boston Mortgage Securities Corp.
8,170	4.17%, 07/15/2036 ⌂►	42
1,000	5.42%, 05/15/2036 Δ	1,086
1,500	6.52%, 08/13/2018 ■	1,547
	Equity One ABS, Inc.
20	2.76%, 07/25/2034 Δ	1
	Ford Credit Floorplan Master Owner Trust
1,725	1.50%, 09/15/2015	1,730
	GE Capital Commercial Mortgage Corp.
5,207	3.76%, 03/10/2040 ■►	14
	GMAC Mortgage Corp. Loan Trust
584	4.59%, 04/25/2033	519
147	5.12%, 04/25/2033	76
367	5.75%, 10/25/2036	212
	Goldman Sachs Mortgage Securities Corp. II
213	4.32%, 10/10/2028	212
1,000	5.48%, 11/10/2039	1,022

The accompanying notes are an integral part of these financial statements.

5

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 18.4% - (continued)
	Real Estate Credit (Mortgage Banking) - 10.3% - (continued)
	Goldman Sachs Mortgage Securities Trust
$1,000	5.78%, 08/10/2045 Δ	$1,036
	Government National Mortgage Association
2,853	5.00%, 08/20/2039	3,068
	Greenwich Capital Commercial Funding Corp.
1,720	5.38%, 03/10/2039	1,771
	Hasco NIM Trust
39	0.00%, 12/26/2035 ■●	–
	JP Morgan Chase Commercial Mortgage Securities Corp.
2,166	0.66%, 02/15/2019 ■Δ	1,974
1,130	1.01%, 02/15/2020 ⌂Δ	725
216	3.84%, 01/12/2039	216
1,292	3.85%, 06/17/2043 ■	1,355
254	4.30%, 01/15/2038	260
25,723	4.82%, 08/12/2037 ►	40
1,964	4.93%, 09/12/2037 - 01/15/2049	2,003
1,302	4.96%, 08/15/2042	1,350
350	5.32%, 12/15/2044 Δ	326
154	5.34%, 05/12/2045	154
1,450	5.36%, 06/12/2041 Δ	1,562
	LB-UBS Commercial Mortgage Trust
987	5.30%, 02/15/2040	1,020
	Lehman Brothers Small Balance Commercial
1,014	6.77%, 09/27/2036 ⌂†	54
	Long Beach Asset Holdings Corp.
180	0.00%, 04/25/2046 ■●	–
	Merrill Lynch Mortgage Trust
10,257	3.81%, 08/12/2039 ⌂►	77
12,544	3.96%, 10/12/2041 ⌂►	129
16,446	4.67%, 09/12/2042 ⌂►	96
1,000	4.86%, 08/12/2039	1,066
240	5.11%, 07/12/2038 Δ	243
171	5.53%, 05/12/2039 Δ	171
1,000	5.83%, 06/12/2050 Δ	1,071
	Merrill Lynch/Countrywide Commercial Mortgage Trust
1,149	5.11%, 12/12/2049	1,177
	Morgan Stanley Capital I
1,000	5.64%, 04/12/2049 Δ	1,021
	Nationstar Home Equity Loan Trust
13	0.00%, 03/25/2037 ⌂●Δ	–
	Renaissance Home Equity Loan Trust
108	0.00%, 04/25/2037 ⌂●	–
675	7.00%, 09/25/2037	41
	Sovereign Commercial Mortgage Securities
1,932	5.79%, 07/22/2030 ■Δ	2,009
	Structured Asset Investment Loan Trust
214	2.88%, 11/25/2033 Δ	107
	Structured Asset Securities Corp.
400	2.76%, 01/25/2037 ■Δ	4
	Voyager Countrywide Delaware Trust
1,076	7.28%, 11/26/2035 ■Δ	513
	Wachovia Bank Commercial Mortgage Trust
612	4.37%, 08/15/2041	638
1,000	4.50%, 10/15/2041	1,037
1,000	5.25%, 12/15/2043	1,016
1,610	5.74%, 06/15/2049 Δ	1,676
	Washington Mutual, Inc.
16,249	7.00%, 11/23/2043 ⌂►Ψ	439
	Wells Fargo Home Equity Trust
1,417	0.56%, 04/25/2034 Δ	1,182
		50,728

	Real Estate Investment Trust (REIT) - 0.1%
	Crest Clarendon Street
388	0.77%, 12/28/2017 ■Δ	369

	Total asset & commercial mortgage backed securities
	(cost $91,165)	$90,073

CERTIFICATES OF DEPOSIT - 0.4%
	Commercial Banking - 0.4%
	Deutsche Bank AG (New York Branch),
$2,000	0.59%, 1/19/2012 Δ	$1,989

	Total certificates of deposit
	(cost $2,000)	$1,989

CORPORATE BONDS: INVESTMENT GRADE - 59.0%
	Aerospace Product and Parts Manufacturing - 0.9%
	Honeywell International, Inc.
$1,092	4.25%, 03/01/2013	$1,182
	Northrop Grumman Corp.
2,000	7.13%, 02/15/2011	2,037
	United Technologies Corp.
987	6.10%, 05/15/2012	1,069
		4,288
	Agencies, Brokerages, and Other Insurance - 0.2%
	Medco Health Solutions, Inc.
1,000	6.13%, 03/15/2013	1,105

	Alumina and Aluminum Production and Processing - 0.2%
	Alcan, Inc.
750	6.45%, 03/15/2011	766

	Basic Chemical Manufacturing - 1.7%
	Airgas, Inc.
1,785	2.85%, 10/01/2013	1,830
	Dow Chemical Co.
1,000	7.60%, 05/15/2014	1,176
	Export Development Canada
5,000	1.75%, 09/24/2012	5,117
		8,123
	Beer, Wine, Distilled Alcoholic Bev Wholesalers - 0.2%
	SABMiller plc
822	6.20%, 07/01/2011 ■	850

	Beverage Manufacturing - 2.0%
	Anheuser-Busch Companies, Inc.
3,000	1.02%, 03/26/2013 Δ	3,026

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 59.0% - (continued)
	Beverage Manufacturing - 2.0% - (continued)
	Anheuser-Busch InBev N.V.
$1,000	5.38%, 11/15/2014 ■	$1,130
	Coca-Cola Co.
1,000	3.63%, 03/15/2014	1,080
	Diageo Capital plc
2,528	5.13%, 01/30/2012	2,666
	Dr. Pepper Snapple Group
1,500	1.70%, 12/21/2011	1,510
500	2.35%, 12/21/2012	514
		9,926
	Cable and Other Program Distribution - 0.4%
	Time Warner Cable, Inc.
2,000	5.40%, 07/02/2012	2,140

	Cable and Other Subscription Programming - 0.4%
	DirecTV Holdings LLC
1,500	7.63%, 05/15/2016	1,680

	Commercial and Service Industry Machinery Manufacturing - 0.4%
	Xerox Corp.
2,000	5.50%, 05/15/2012	2,124

	Commercial Banking - 7.6%
	ANZ National Ltd.
2,000	2.38%, 12/21/2012 ■	2,042
	Banco Santander Chili S.A.
1,000	1.29%, 09/22/2011 ■Δ	1,000
	Barclays Bank plc
1,500	5.45%, 09/12/2012	1,626
	BNP Paribas
2,000	0.69%, 04/08/2013 ‡Δ	1,993
	Commonwealth Bank of Australia
2,000	2.75%, 10/15/2012 ■	2,064
	Credit Suisse New York
1,800	3.45%, 07/02/2012	1,874
1,000	5.00%, 05/15/2013	1,094
	Fifth Third Bank
1,000	0.48%, 05/17/2013 Δ	958
1,000	4.75%, 02/01/2015	1,064
	HSBC Bank plc
2,000	1.63%, 08/12/2013 ■	2,022
	HSBC Bank USA
1,000	4.63%, 04/01/2014	1,072
	Key Bank NA
1,500	5.70%, 08/15/2012	1,598
1,000	5.80%, 07/01/2014	1,096
	Manufacturers & Traders Trust Co.
1,045	5.59%, 12/28/2020	1,010
	Marshall & Ilsley Corp.
1,500	0.41%, 06/01/2011 Δ	1,465
	National Australia Bank Ltd.
1,000	2.35%, 11/16/2012 ■	1,024
	Nordea Bank Ab
1,404	2.50%, 11/13/2012 ■	1,441
	Rabobank Netherlands
2,000	2.65%, 08/17/2012 ■	2,066
	Santander US Debt S.A.
1,000	2.49%, 01/18/2013 ■	1,001
	State Street Bank & Trust Co.
800	0.49%, 12/08/2015 Δ	772
500	1.85%, 03/15/2011	503
	Svenska Handelsbanken Ab
1,000	1.29%, 09/14/2012 ■Δ	1,004
1,000	4.88%, 06/10/2014 ■	1,101
	UBS AG Stamford CT
1,791	2.25%, 08/12/2013	1,830
	US Bank NA
2,000	0.51%, 10/26/2012 Δ	2,000
500	6.38%, 08/01/2011	522
	Westpac Banking Corp.
1,000	0.59%, 10/21/2011 ■Δ	1,001
1,000	2.10%, 08/02/2013	1,022
		37,265
	Communications Equipment Manufacturing - 0.2%
	Cisco Systems, Inc.
1,000	5.25%, 02/22/2011	1,015

	Computer and Peripheral Equipment Manufacturing - 0.5%
	Hewlett-Packard Co.
500	1.35%, 05/27/2011 Δ	503
300	2.25%, 05/27/2011	304
385	2.95%, 08/15/2012	401
	IBM Corp.
1,000	4.95%, 03/22/2011	1,017
		2,225
	Couriers - 0.2%
	United Parcel Service, Inc.
1,000	3.88%, 04/01/2014	1,095

	Depository Credit Banking - 5.0%
	Bank of Montreal
2,500	2.13%, 06/28/2013	2,585
	Bank of Nova Scotia
3,000	2.25%, 01/22/2013	3,093
	BB&T Corp.
2,000	3.85%, 07/27/2012 ‡	2,099
500	5.70%, 04/30/2014 ‡	564
	Canadian Imperial Bank of Commerce
2,000	1.45%, 09/13/2013	2,022
	Citigroup, Inc.
1,000	5.25%, 02/27/2012	1,051
837	6.38%, 08/12/2014	939
	First Tennessee Bank
2,000	0.52%, 02/14/2011 Δ	1,998
	HSBC Holdings plc
950	1.05%, 08/12/2013 ■Δ	949
1,000	5.25%, 12/12/2012	1,072
	SunTrust Banks, Inc.
735	5.25%, 11/05/2012	777
	Wells Fargo & Co.
1,000	0.38%, 01/24/2012 Δ	998
500	2.13%, 06/15/2012	514
5,000	3.00%, 12/09/2011	5,148
	Wells Fargo Bank NA
1,000	0.59%, 05/16/2016 Δ	922
		24,731

The accompanying notes are an integral part of these financial statements.

7

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 59.0% - (continued)
	Electric Generation, Transmission and Distribution - 2.1%
	Columbus Southern Power Co.
$2,000	0.69%, 03/16/2012 Δ	$2,009
	Georgia Power Co.
3,000	0.61%, 03/15/2013 Δ	3,010
	Pacific Gas & Electric Energy Recovery Funding LLC
2,500	0.87%, 10/11/2011 Δ	2,499
	PSEG Power LLC
714	2.50%, 04/15/2013	737
	Southern Co.
1,000	0.69%, 10/21/2011 Δ	1,004
	Virginia Electric & Power Co.
1,000	4.50%, 12/15/2010	1,005
		10,264
	Electrical Equipment Manufacturing - 0.4%
	General Electric Co.
2,000	5.00%, 02/01/2013	2,171

	General Rental Centers - 0.6%
	ERAC USA Finance Co.
1,175	2.75%, 07/01/2013 ■	1,209
1,388	5.80%, 10/15/2012 ■	1,499
		2,708
	Grain and Oilseed Milling - 0.5%
	General Mills, Inc.
1,202	5.65%, 09/10/2012	1,308
1,000	6.00%, 02/15/2012	1,066
		2,374
	Grocery Stores - 0.4%
	Kroger Co.
1,035	6.75%, 04/15/2012	1,118
	Safeway, Inc.
625	6.50%, 03/01/2011	636
		1,754
	Health and Personal Care Stores - 1.0%
	CVS Corp.
2,000	5.75%, 08/15/2011	2,078
	Express Scripts, Inc.
2,500	5.25%, 06/15/2012	2,664
		4,742
	Industrial Machinery, Equipment Rental & Leasing - 0.3%
	COX Communications, Inc.
1,500	7.13%, 10/01/2012	1,662
	Insurance Carriers - 5.5%
	Aetna, Inc.
1,660	7.88%, 03/01/2011	1,700
	ASIF Global Financing XIX
1,500	4.90%, 01/17/2013 ■	1,553
	Berkshire Hathaway Finance Corp.
1,500	4.00%, 04/15/2012	1,573
	Berkshire Hathaway, Inc.
1,000	0.83%, 02/11/2013 Δ	1,005
	Jackson National Life Global Funding
2,500	5.38%, 05/08/2013 ■	2,714
	John Hancock Global Funding II
1,000	5.00%, 09/30/2013 ■	1,061
	Lincoln National Corp.
2,000	5.65%, 08/27/2012	2,137
	MassMutual Global Funding
1,500	0.79%, 09/27/2013 ■Δ	1,498
1,000	3.63%, 07/16/2012 ■	1,043
	Metlife Institutional Funding II LLC
1,000	0.69%, 03/27/2012 ■Δ	999
	Metlife, Inc.
1,000	1.67%, 08/06/2013 Δ	1,014
	Metropolitan Life Global Funding I
1,400	0.69%, 07/13/2011 ■Δ	1,402
600	2.88%, 09/17/2012 ■	619
1,500	5.13%, 04/10/2013 - 06/10/2014 ■	1,646
	New York Life Global Funding
2,667	2.25%, 12/14/2012 ■	2,738
	Pricoa Global Funding I
1,000	0.42%, 06/26/2012 ■Δ	992
	Prudential Financial, Inc.
2,000	5.10%, 12/14/2011	2,074
	UnitedHealth Group, Inc.
1,000	5.50%, 11/15/2012	1,083
		26,851
	International Trade Financing (Foreign Banks) - 2.4%
	Bank of Tokyo
2,000	0.85%, 11/01/2012 ○	2,000
2,000	2.60%, 01/22/2013 ■	2,064
	Corpoacion Andina De Fomento
1,000	5.20%, 05/21/2013	1,082
	Dexia Credit Local
2,000	0.54%, 01/12/2012 ■Δ	1,990
	Royal Bank of Scotland plc
1,500	3.40%, 08/23/2013	1,557
1,000	3.95%, 09/21/2015	1,030
	Sumitomo Mitsui Banking
2,188	2.15%, 07/22/2013 ■	2,247
		11,970
	Iron and Steel Mills and Ferroalloy Manufacturing - 0.5%
	ArcelorMittal
1,228	5.38%, 06/01/2013	1,326
1,000	9.00%, 02/15/2015	1,221
		2,547
	Medical Equipment and Supplies Manufacturing - 0.4%
	Carefusion Corp.
500	4.13%, 08/01/2012	524
	Covidien International Finance S.A.
1,500	1.88%, 06/15/2013	1,532
		2,056
	Metal Ore Mining - 1.2%
	Inco Ltd.
1,000	7.75%, 05/15/2012	1,088
	Rio Tinto Finance USA Ltd.
1,500	5.88%, 07/15/2013	1,697
2,400	8.95%, 05/01/2014	2,997
		5,782
	Monetary Authorities - Central Bank - 0.1%
	Bank of New York Mellon Corp.
363	4.30%, 05/15/2014	398

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 59.0% - (continued)
	Motor Vehicle Manufacturing - 0.5%
	Daimler Finance NA LLC
$500	5.75%, 09/08/2011	$521
	DaimlerChrysler NA Holdings Corp.
600	5.88%, 03/15/2011	611
1,000	6.50%, 11/15/2013	1,152
		2,284
	Natural Gas Distribution - 0.5%
	Consumers Energy Co.
1,000	5.38%, 04/15/2013	1,098
	Williams Partners L.P.
1,500	7.50%, 06/15/2011	1,558
		2,656
	Navigational, Measuring, and Control Instruments - 0.2%
	Thermo Fisher Scientific, Inc.
1,000	2.15%, 12/28/2012	1,020

	Nondepository Credit Banking - 2.7%
	American Express Bank
1,000	3.15%, 12/09/2011 ‡	1,031
	American Express Co.
1,246	5.55%, 10/17/2012	1,340
	American Honda Finance Corp.
1,000	1.63%, 09/20/2013 ■	1,011
	Countrywide Financial Corp.
2,000	0.86%, 05/07/2012 Δ	1,973
162	5.80%, 06/07/2012	171
	General Electric Capital Corp.
1,000	0.45%, 08/15/2011 Δ	1,000
3,000	3.00%, 12/09/2011	3,087
2,000	6.00%, 06/15/2012	2,157
1,500	6.13%, 02/22/2011	1,526
		13,296
	Nonmetallic Mineral Mining and Quarrying - 0.4%
	Anglo American Capital plc
1,900	2.15%, 09/27/2013 ■	1,932

	Office Supplies, Stationery, and Gift Stores - 0.2%
	Staples, Inc.
1,000	7.75%, 04/01/2011	1,027

	Oil and Gas Extraction - 1.6%
	Canadian Natural Resources Ltd.
1,000	5.15%, 02/01/2013	1,086
	Devon Energy Corp.
1,100	6.88%, 09/30/2011	1,159
	EnCana Corp.
1,000	6.30%, 11/01/2011	1,053
	Husky Energy, Inc.
1,400	6.25%, 06/15/2012	1,509
	Shell International Finance B.V.
1,000	4.00%, 03/21/2014	1,090
500	5.63%, 06/27/2011	517
	Statoilhydro ASA
391	3.88%, 04/15/2014	424
	XTO Energy, Inc.
1,000	7.50%, 04/15/2012	1,097
		7,935
	Oilseed and Grain Farming - 0.0%
	Husky Energy, Inc.
239	5.90%, 06/15/2014	267

	Other Financial Investment Activities - 2.0%
	BAE Systems Holdings, Inc.
2,000	6.40%, 12/15/2011 ■	2,099
	Blackrock, Inc.
3,000	2.25%, 12/10/2012	3,083
	TIAA Global Markets, Inc.
2,150	4.95%, 07/15/2013 ■	2,371
	Xstrata Finance Canada
2,000	5.50%, 11/16/2011 ■	2,078
		9,631
	Other Food Manufacturing - 0.8%
	Kraft Foods, Inc.
2,483	2.63%, 05/08/2013	2,580
500	5.63%, 11/01/2011	523
	Unilever Capital Corp.
1,000	7.13%, 11/01/2010	1,000
		4,103
	Other General Merchandise Stores - 0.2%
	Wal-Mart Stores, Inc.
1,000	3.20%, 05/15/2014	1,077

	Petroleum and Coal Products Manufacturing - 1.3%
	Chevron Corp.
1,000	3.45%, 03/03/2012	1,036
	ConocoPhillips
1,000	4.60%, 01/15/2015	1,123
	Hess Corp.
500	7.00%, 02/15/2014	586
	Marathon Global Funding Corp.
350	6.00%, 07/01/2012	377
	Valero Energy Corp.
1,500	4.75%, 06/15/2013	1,603
1,520	6.88%, 04/15/2012	1,628
		6,353
	Pharmaceutical and Medicine Manufacturing - 1.9%
	AstraZeneca plc
1,750	5.40%, 09/15/2012	1,906
	Eli Lilly & Co.
1,164	3.55%, 03/06/2012	1,208
	Merck & Co., Inc.
705	1.88%, 06/30/2011	713
	Novartis Capital Corp.
1,429	1.90%, 04/24/2013	1,471
	Pfizer, Inc.
1,000	4.45%, 03/15/2012	1,052
	Teva Pharmaceuticals Finance III LLC
2,000	1.50%, 06/15/2012	2,027
	Wyeth
1,000	6.95%, 03/15/2011	1,024
		9,401
	Pipeline Transportation of Natural Gas - 0.5%
	Enterprise Products Operating L.P.
1,275	7.50%, 02/01/2011	1,295
	Kinder Morgan Energy Partners L.P.
1,000	6.75%, 03/15/2011	1,021
		2,316

The accompanying notes are an integral part of these financial statements.

9

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 59.0% - (continued)
	Radio and Television Broadcasting - 0.4%
	NBC Universal, Inc.
$2,000	2.10%, 04/01/2014 ■	$2,024

	Rail Transportation - 0.9%
	Burlington Northern Santa Fe Corp.
1,500	5.90%, 07/01/2012	1,619
	CSX Corp.
1,000	6.30%, 03/15/2012	1,068
	Union Pacific Corp.
1,000	6.13%, 01/15/2012	1,058
500	6.65%, 01/15/2011	506
		4,251
	Real Estate Credit (Mortgage Banking) - 0.0%
	Countrywide Home Loans, Inc.
98	4.00%, 03/22/2011	99

	Residential Building Construction - 0.4%
	CRH America, Inc.
1,000	5.30%, 10/15/2013	1,076
1,000	6.95%, 03/15/2012	1,064
		2,140
	Resin, Synthetic Rubber, Filaments Manufacturing - 0.2%
	Dow Chemical Co.
1,000	4.85%, 08/15/2012	1,063
	Securities and Commodity Contracts and Brokerage - 2.9%
	Goldman Sachs Group, Inc.
1,000	5.30%, 02/14/2012	1,053
243	6.00%, 05/01/2014	273
	Jefferies Group, Inc.
2,000	7.75%, 03/15/2012	2,151
	JP Morgan Chase & Co.
1,000	0.62%, 06/13/2016 Δ	941
1,000	1.04%, 09/30/2013 Δ	1,003
1,000	1.65%, 09/30/2013	1,008
2,000	3.13%, 12/01/2011	2,059
1,500	4.65%, 06/01/2014	1,636
1,810	6.75%, 02/01/2011	1,838
	Morgan Stanley
1,000	4.20%, 11/20/2014	1,040
1,000	5.75%, 08/31/2012	1,080
		14,082
	Soap, Cleaning Compound and Toilet Manufacturing - 0.2%
	Clorox Co.
1,000	6.13%, 02/01/2011	1,014

	Software Publishers - 0.4%
	Microsoft Corp.
1,000	0.88%, 09/27/2013	1,003
	Oracle Corp.
1,000	5.00%, 01/15/2011	1,009
		2,012
	Sovereign Foreign Governments - 1.1%
	Ontario (Province of)
1,000	0.79%, 05/22/2012 Δ	1,003
2,000	1.88%, 11/19/2012	2,050
	Quebec (Province of)
1,000	6.13%, 01/22/2011	1,012
	United Mexican States
1,000	6.38%, 01/16/2013	1,118
		5,183
	Sugar and Confectionery Product Manufacturing - 0.6%
	Wrigley Jr., William Co.
1,000	1.66%, 06/28/2011 ■Δ	1,001
1,000	2.45%, 06/28/2012 ■	1,010
1,000	3.05%, 06/28/2013 ■	1,031
		3,042
	Support Activities For Mining - 0.2%
	Transocean, Inc.
1,000	1.50%, 12/15/2037 ۞	966

	Telecommunications - Other - 0.9%
	France Telecom S.A.
665	2.13%, 09/16/2015	674
435	4.38%, 07/08/2014	481
	Telecom Italia Capital
2,000	0.90%, 07/18/2011 Δ	1,998
	Telefonica Emisiones SAU
1,000	0.77%, 02/04/2013 Δ	985
		4,138
	Telecommunications - Wired Carriers - 0.2%
	AT&T, Inc.
1,000	5.88%, 02/01/2012	1,062
	Telecommunications - Wireless Carriers - 0.7%
	Comcast Cable Communications, Inc.
1,000	6.75%, 01/30/2011	1,015
	Rogers Communications, Inc.
1,000	7.88%, 05/01/2012	1,101
	Vodafone Group plc
1,000	5.35%, 02/27/2012	1,057
		3,173
	Tobacco Manufacturing - 0.1%
	Altria Group, Inc.
500	7.75%, 02/06/2014	591

	Waste Treatment and Disposal - 0.3%
	Allied Waste North America, Inc.
1,000	5.75%, 02/15/2011	1,013
500	6.50%, 11/15/2010	501
		1,514
	Wireless Communications Services - 1.4%
	Cellco Part - Verizon Wireless Capital
1,000	3.75%, 05/20/2011	1,017
1,500	5.25%, 02/01/2012	1,587
	Cingular Wireless Services, Inc.
500	7.88%, 03/01/2011 ‡	512
1,000	8.13%, 05/01/2012	1,108
	Telus Corp.
577	8.00%, 06/01/2011	601
	Verizon Global Funding Corp.
1,046	7.38%, 09/01/2012	1,170

The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 59.0% - (continued)
	Wireless Communications Services - 1.4% - (continued)
	Verizon Virginia, Inc.
$1,000	4.63%, 03/15/2013	$1,072
		7,067
	Total corporate bonds: investment grade
	(cost $281,770)	$289,331

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 3.7%
	Advertising & Related Services - 0.2%
	Advantage Sales & Marketing, Inc.
$1,005	5.00%, 05/05/2016 ±	$1,000

	Business Support Services - 0.2%
	TransUnion LLC
765	6.75%, 06/15/2017 ±	777

	Cable and Other Program Distribution - 0.6%
	Charter Communications Operating LLC
993	3.54%, 09/01/2016 ±	974
	Mediacom Broadband LLC, Tranche F Term Loan
1,097	4.50%, 10/23/2017 ±	1,086
	TWCC Holding Corp.
852	5.00%, 09/14/2015 ±	854
		2,914
	Data Processing Services - 0.3%
	Fidelity National Information Services, Inc.
525	5.25%, 07/18/2016 ±	532
	Fifth Third Processing Solutions LLC
1,200	6.75%, 11/01/2016 ±☼	1,212
		1,744
	Department Stores - 0.2%
	Dollar General Corp.
1,000	3.02%, 07/06/2014 ±	990

	Facilities Support Services - 0.2%
	Affinion Group, Inc.
1,244	5.00%, 10/09/2016 ±	1,230

	General Medical and Surgical Hospitals - 0.2%
	HCA, Inc.
294	2.54%, 11/17/2013 ±	288
706	3.54%, 03/31/2017 ±	693
		981
	Grocery and Related Products - 0.1%
	Reynolds Consumer Products, Inc.
300	2.38%, 05/01/2016 ±☼	302
188	4.00%, 08/01/2015 ±☼	188
		490
	Medical and Diagnostic Laboratories - 0.1%
	DaVita, Inc.
600	6.25%, 10/20/2016 ±	606

	Medical Equipment and Supplies Manufacturing - 0.4%
	DJO Finance LLC
2,000	3.26%, 04/07/2013 ±☼	1,955

	Motor Vehicle Parts Manufacturing - 0.2%
	Tomkins plc
900	6.75%, 09/15/2016 ±	909

	Other Investment Pools and Funds - 0.3%
	MSCI, Inc.
1,246	4.75%, 06/01/2016 ±	1,251

	Pharmaceutical and Medicine Manufacturing - 0.4%
	NBTY, Inc.
805	6.25%, 07/14/2017 ±	815
	Valeant Pharmaceuticals International
150	4.40%, 09/27/2016 ±☼	152
	Warner Chilcott, Inc.
500	6.00%, 10/30/2014 ±	498
471	6.25%, 04/30/2015 ±	473
		1,938
	Scheduled Air Transportation - 0.2%
	Delta Air Lines, Inc.
995	8.75%, 09/27/2013 ±	1,006

	Scientific Research and Development Services - 0.1%
	Grifols S.A.
535	4.25%, 10/15/2016 ±☼	540
	Total senior floating rate interests: non-investment grade
	(cost $18,207)	$18,331

U.S. GOVERNMENT AGENCIES - 6.3%
	Federal National Mortgage Association - 6.1%
$8,000	0.18%, 12/01/2010 ○	$7,999
20,000	3.50%, 10/01/2025 - 11/01/2025	20,721
759	5.50%, 05/25/2014	774
		29,494
	Government National Mortgage Association - 0.2%
1,167	6.50%, 05/16/2031	1,247

	Total U.S. government agencies
	(cost $30,739)	$30,741

U.S. GOVERNMENT SECURITIES - 7.2%
	Other Direct Federal Obligations - 1.6%
	Federal Home Loan Bank - 1.6%
$8,000	0.18%, 12/10/2010 ○	$7,998

	U.S. Treasury Securities - 5.6%
	U.S. Treasury Notes - 5.6%
15,051	0.75%, 05/31/2012	15,155
2,007	0.88%, 02/29/2012	2,023
10,000	1.00%, 04/30/2012	10,105
		27,283
	Total U.S. government securities
	(cost $35,053)	$35,281

	Total long-term investments
	(cost $458,934)	$465,746
The accompanying notes are an integral part of these financial statements.

11

The Hartford Short Duration Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 6.5%
	Certificates of Deposit - 0.2%
	Finance and Insurance - 0.2%
	Barclays Bank plc
$1,000	0.59%, 6/13/2011Δ		$1,000

	U.S. Government Agencies - 1.6%
	Federal Home Loan Mortgage Corp.
8,000	0.19%, 12/13/2010○		7,999

	Investment Pools and Funds - 0.1%
331	JP Morgan U.S. Government Money Market Fund		331

	Repurchase Agreements - 4.6%
	BNP Paribas Securities Corp. Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $5,429,
	collateralized by U.S. Treasury Bond
	6.25%, 2030, value of $5,586)
$5,429	0.21%, 10/31/2010		5,429
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $5,422,
	collateralized by U.S. Treasury Bill 1.50%,
	2010, U.S. Treasury Note 1.88%, 2017,
	value of $5,513)
5,422	0.21%, 10/31/2010		5,422
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	11/01/2010 in the amount of $3,371,
	collateralized by U.S. Treasury Note
	4.25%, 2014, value of $3,439)
3,371	0.20%, 10/31/2010		3,371
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $8,147, collateralized by U.S.
	Treasury Note 0.88% - 3.25%, 2012 -
	2016, value of $8,310)
8,147	0.21%, 10/31/2010		8,147
			22,369
	Total short-term investments
	(cost $31,699)		$31,699

	Total investments
	(cost $490,633) ▲	101.5%	$497,445
	Other assets and liabilities	(1.5)%	(7,114)
	Total net assets	100.0%	$490,331

The accompanying notes are an integral part of these financial statements.

12

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 18.3% of total net assets at October 31, 2010.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $490,633 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$11,571
Unrealized Depreciation	(4,759)
Net Unrealized Appreciation	$6,812

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at October 31, 2010, was $1,782, which represents 0.36% of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $82,062, which represents 16.74% of total net assets.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2010.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2010 was $4,234.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2010.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

♦
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments of principal from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays principal cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available  market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
12/2004	$17,335	Bear Stearns Commercial Mortgage Securities, Inc., 4.12%, 11/11/2041	$176
03/2005 - 08/2007	$44,876	Bear Stearns Commercial Mortgage Securities, Inc., 4.65%, 02/11/2041	204
12/2005	$101,014	Bear Stearns Commercial Mortgage Securities, Inc., 6.25%, 12/11/2040 - 144A	305
11/2006 - 08/2007	$8,743	CBA Commercial Small Balance Commercial Mortgage, 3.00%, 01/25/2039 - 144A	782
03/2004 - 08/2006	$1,778	Commercial Mortgage Pass-Through Certificates, 3.59%, 03/10/2039 - 144A	10
08/2004 - 08/2006	$8,170	CS First Boston Mortgage Securities Corp., 4.17%, 07/15/2036 - 144A	55
03/2006	$1,130	JP Morgan Chase Commercial Mortgage Securities Corp., 1.01%, 02/15/2020 - 144A	1,129
09/2006 - 07/2007	$1,014	Lehman Brothers Small Balance Commercial, 6.77%, 09/27/2036 - 144A	1,013
09/2004	$10,257	Merrill Lynch Mortgage Trust, 3.81%, 08/12/2039 - 144A	82
11/2004 - 08/2006	$12,544	Merrill Lynch Mortgage Trust, 3.96%, 10/12/2041 - 144A	158
03/2005	$16,446	Merrill Lynch Mortgage Trust, 4.67%, 09/12/2042	68
04/2007	$13	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	13
03/2007	$108	Renaissance Home Equity Loan Trust, 0.00%, 04/25/2037 - 144A	108
11/2006	$16,249	Washington Mutual, Inc., 7.00%, 11/23/2043 - 144A	528

The aggregate value of these securities at October 31, 2010, was $3,056, which represents 0.62% of total net assets.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Short Duration Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$90,073	$–	$77,779	$12,294
Certificates of Deposit	1,989	–	1,989	–
Corporate Bonds: Investment Grade	289,331	–	285,331	4,000
Senior Floating Rate Interests: Non-Investment Grade	18,331	–	18,331	–
U.S. Government Agencies	30,741	–	30,741	–
U.S. Government Securities	35,281	–	35,281	–
Short-Term Investments	31,699	331	31,368	–
Total	$497,445	$331	$480,820	$16,294

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance as
	as of	Realized	Unrealized					Transfers	Transfers	of
	October	Gain	Appreciation		Net			Into	Out of	October
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3*	Level 3*	31, 2010
Assets:
Asset Commercial Mortgage Backed Securities	$8,946	$(839)	$4,416	†	$(711)	$1,818	$(3,168)	$2,053	$(221)	$12,294
Corporate Bonds	—	—	—	‡	—	4,000	—	—	—	4,000
Total	$8,946	$(839)	$4,416		$(711)	$5,818	$(3,168)	$2,053	$(221)	$16,294

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $3,017.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $—.

The accompanying notes are an integral part of these financial statements.

14

The Hartford Short Duration Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $490,633)	$497,445
Cash	184
Receivables:
Investment securities sold	1,015
Fund shares sold	2,059
Dividends and interest	3,486
Other assets	70
Total assets	504,259
Liabilities:
Payables:
Investment securities purchased	11,223
Fund shares redeemed	2,517
Investment management fees	36
Dividends	70
Distribution fees	28
Accrued expenses	54
Total liabilities	13,928
Net assets	$490,331
Summary of Net Assets:
Capital stock and paid-in-capital	$488,881
Accumulated undistributed net investment income	107
Accumulated net realized loss on investments	(5,469)
Unrealized appreciation of investments	6,812
Net assets	$490,331

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.87/$10.07
Shares outstanding	21,099
Net assets	$208,313
Class B: Net asset value per share	$9.87
Shares outstanding	1,094
Net assets	$10,799
Class C: Net asset value per share	$9.87
Shares outstanding	10,640
Net assets	$105,060
Class I: Net asset value per share	$9.89
Shares outstanding	2,706
Net assets	$26,765
Class Y: Net asset value per share	$9.85
Shares outstanding	14,146
Net assets	$139,394

The accompanying notes are an integral part of these financial statements.

15

The Hartford Short Duration Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$2
Interest	12,727
Total investment income	12,729

Expenses:
Investment management fees	1,680
Transfer agent fees	281
Distribution fees
Class A	436
Class B	100
Class C	826
Custodian fees	5
Accounting services fees	67
Registration and filing fees	95
Board of Directors' fees	8
Audit fees	12
Other expenses	53
Total expenses (before waivers and fees paid indirectly)	3,563
Expense waivers	(8)
Custodian fee offset	—
Total waivers and fees paid indirectly	(8)
Total expenses, net	3,555
Net Investment Income	9,174
Net Realized Loss on Investments:
Net realized loss on investments in securities	(310)
Net Realized Loss on Investments	(310)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	9,957
Net Changes in Unrealized Appreciation of Investments	9,957
Net Gain on Investments	9,647
Net Increase in Net Assets Resulting from Operations	$18,821

The accompanying notes are an integral part of these financial statements.

16

The Hartford Short Duration Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009

Operations:
Net investment income	$9,174	$7,496
Net realized loss on investments	(310)	(1,978)
Net unrealized appreciation of investments	9,957	12,281
Net Increase In Net Assets Resulting From Operations	18,821	17,799
Distributions to Shareholders:
From net investment income
Class A	(4,463)	(2,593)
Class B	(184)	(211)
Class C	(1,489)	(907)
Class I	(130)	—
Class Y	(2,966)	(3,764)
Total distributions	(9,232)	(7,475)
Capital Share Transactions:
Class A	78,335	74,593
Class B	1,217	3,087
Class C	50,063	24,514
Class I	26,622	—
Class Y	42,918	(17,807)
Net increase from capital share transactions	199,155	84,387
Proceeds from regulatory settlements	3	—
Net Increase In Net Assets	208,747	94,711
Net Assets:
Beginning of period	281,584	186,873
End of period	$490,331	$281,584
Accumulated undistributed (distribution in excess of) net investment income (loss)	$107	$131

The accompanying notes are an integral part of these financial statements.

17

The Hartford Short Duration Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Short Duration Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 2.00%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are

18

significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

19

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

f)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid

20

pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

g)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2010.

h)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

i)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

j)
Prepayment/Interest Rate Risks – Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage backed securities and certain asset backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. These mandatory prepayment conditions and the possibility of significant economic incentives for the Borrower to repay, may cause prepayments of senior floating rate interests. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

The market value of senior floating rate interests and debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

k)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

21

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$9,223	$7,449

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$185
Accumulated Capital Losses *	(5,469)
Unrealized Appreciation †	6,812
Total Accumulated Earnings	$1,528

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains

22

on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$34
Accumulated Net Realized Gain (Loss) on Investments	(34)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2011	$221
2012	295
2013	977
2014	731
2015	162
2016	751
2017	1,988
2018	344
Total	$5,469

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

23

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.45%
On next $4.5 billion	0.40%
On next $5 billion	0.38%
Over $10 billion	0.37%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class Y
0.90%	1.65%	1.65%	0.65%	0.55%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I *	Class Y
0.90%	1.65%	1.65%	0.65%	0.65%

*	From February 26, 2010 (commencement of operations), through June 30, 2010.

Effective November 1, 2010, HIFSCO agreed to revise the voluntary limit on total operating expenses for the Fund, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses. The new expense limitation is as follows:

Class A	Class B	Class C	Class I	Class Y
0.85%	1.60%	1.60%	0.60%	0.55%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2010, this amount is included in the Statement of Operations.

24

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	October 31,		October 31,	October 31,	October 31,	October 31,
	2010		2009	2008	2007	2006
Class A Shares	0.87%		0.90%	0.90%	0.90%	0.90%
Class B Shares	1.65		1.65	1.65	1.65	1.65
Class C Shares	1.60		1.65	1.65	1.65	1.65
Class I Shares	0.58	*
Class Y Shares	0.52		0.53	0.58	0.64	0.65

*	From February 26, 2010 (commencement of operations), through October 31, 2010.

e)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $988 and contingent deferred sales charges of $56 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $38. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

25

The Hartford Short Duration Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

5.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$344,979
Sales Proceeds Excluding U.S. Government Obligations	176,027
Cost of Purchases for U.S. Government Obligations	70,312
Sales Proceeds for U.S. Government Obligations	45,368

6.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class I	10

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividend	Redeemed	Merger	Shares
Class A
Shares	21,099	403	(13,453)	—	8,049	13,360	246	(5,619)	—	7,987
Amount	$205,995	$3,934	$(131,594)	$—	$78,335	$124,591	$2,298	$(52,296)	$—	$74,593
Class B
Shares	514	16	(405)	—	125	737	20	(423)	—	334
Amount	$5,009	$159	$(3,951)	$—	$1,217	$6,822	$184	$(3,919)	$—	$3,087
Class C
Shares	8,520	119	(3,498)	—	5,141	4,529	71	(2,004)	—	2,596
Amount	$83,098	$1,161	$(34,196)	$—	$50,063	$42,410	$658	$(18,554)	$—	$24,514
Class I
Shares	3,162	6	(462)	—	2,706	—	—	—	—	—
Amount	$31,110	$66	$(4,554)	$—	$26,622	$—	$—	$—	$—	$—
Class Y
Shares	6,615	303	(2,539)	—	4,379	1,542	402	(3,889)	—	(1,945)
Amount	$64,672	$2,957	$(24,711)	$—	$42,918	$14,544	$3,720	$(36,071)	$—	$(17,807)
Total
Shares	39,910	847	(20,357)	—	20,400	20,168	739	(11,935)	—	8,972
Amount	$389,884	$8,277	$(199,006)	$—	$199,155	$188,367	$6,860	$(110,840)	$—	$84,387

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	86	$840
For the Year Ended October 31, 2009	52	$476

26

8.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $3, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

10.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

11.	Subsequent Events:

Effective December 10, 2010, there will be changes to the Fund’s investment strategy. The Fund will normally invest 65% of its total net assets in "investment grade" securities as well as 35% of its total net assets in bank loans or loan participation interests in secured or unsecured variable, fixed or floating rate loans to U.S. and foreign corporations, partnerships and other entities.

27

The Hartford Short Duration Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
A	$9.62	$0.25	$–	$0.26	$0.51	$(0.26)	$–	$–	$(0.26)	$0.25	$9.87
B	9.62	0.18	–	0.25	0.43	(0.18)	–	–	(0.18)	0.25	9.87
C	9.62	0.18	–	0.26	0.44	(0.19)	–	–	(0.19)	0.25	9.87
I(E)	9.74	0.18	–	0.15	0.33	(0.18)	–	–	(0.18)	0.15	9.89
Y	9.60	0.29	–	0.25	0.54	(0.29)	–	–	(0.29)	0.25	9.85

For the Year Ended October 31, 2009
A	9.21	0.33	–	0.41	0.74	(0.33)	–	–	(0.33)	0.41	9.62
B	9.21	0.26	–	0.41	0.67	(0.26)	–	–	(0.26)	0.41	9.62
C	9.21	0.26	–	0.41	0.67	(0.26)	–	–	(0.26)	0.41	9.62
Y	9.19	0.36	–	0.41	0.77	(0.36)	–	–	(0.36)	0.41	9.60

For the Year Ended October 31, 2008
A	9.82	0.37	–	(0.62)	(0.25)	(0.36)	–	–	(0.36)	(0.61)	9.21
B	9.82	0.29	–	(0.61)	(0.32)	(0.29)	–	–	(0.29)	(0.61)	9.21
C	9.82	0.29	–	(0.61)	(0.32)	(0.29)	–	–	(0.29)	(0.61)	9.21
Y	9.81	0.40	–	(0.63)	(0.23)	(0.39)	–	–	(0.39)	(0.62)	9.19

For the Year Ended October 31, 2007
A	9.89	0.44	–	(0.07)	0.37	(0.44)	–	–	(0.44)	(0.07)	9.82
B	9.90	0.37	–	(0.09)	0.28	(0.36)	–	–	(0.36)	(0.08)	9.82
C	9.90	0.37	–	(0.09)	0.28	(0.36)	–	–	(0.36)	(0.08)	9.82
Y	9.88	0.47	–	(0.08)	0.39	(0.46)	–	–	(0.46)	(0.07)	9.81

For the Year Ended October 31, 2006
A	9.85	0.35	–	0.04	0.39	(0.35)	–	–	(0.35)	0.04	9.89
B	9.85	0.27	–	0.05	0.32	(0.27)	–	–	(0.27)	0.05	9.90
C	9.85	0.27	–	0.05	0.32	(0.27)	–	–	(0.27)	0.05	9.90
Y	9.84	0.37	–	0.04	0.41	(0.37)	–	–	(0.37)	0.04	9.88
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Commenced operations on February 26, 2010.
(F)	Not annualized.
(G)	Annualized.

28

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

5.33%		$208,313	0.87%		0.87%		0.87%		2.55%		66%
4.51		10,799	1.73		1.65		1.65		1.80		–
4.56		105,060	1.60		1.60		1.60		1.79		–
3.42	(F)	26,765	0.58	(G)	0.58	(G)	0.58	(G)	2.49	(G)	–
5.71		139,394	0.52		0.52		0.52		2.90		–

8.23		125,549	0.91		0.90		0.90		3.50		56
7.42		9,322	1.80		1.65		1.65		2.78		–
7.42		52,909	1.65		1.65		1.65		2.78		–
8.62		93,804	0.53		0.53		0.53		3.92		–

(2.60)		46,620	0.95		0.90		0.90		3.78		73
(3.33)		5,846	1.84		1.65		1.65		3.06		–
(3.33)		26,738	1.69		1.65		1.65		3.03		–
(2.40)		107,669	0.58		0.58		0.58		4.11		–

3.80		34,606	1.04		0.90		0.90		4.49		68
2.91		6,349	1.90		1.65		1.65		3.73		–
2.91		22,322	1.77		1.65		1.65		3.74		–
4.08		142,224	0.64		0.64		0.64		4.75		–

4.02		26,726	1.10		0.90		0.90		3.53		119
3.33		6,760	1.92		1.65		1.65		2.77		–
3.33		14,382	1.83		1.65		1.65		2.76		–
4.28		102,198	0.68		0.65		0.65		3.78		–

29

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Short Duration Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Short Duration Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

30

The Hartford Short Duration Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

31

The Hartford Short Duration Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009)) Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

32

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

33

The Hartford Short Duration Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

QII*	100.00%

*	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.257	N/A	N/A	0.257
Class B	0.180	N/A	N/A	0.180
Class C	0.185	N/A	N/A	0.185
Class I	0.180	N/A	N/A	0.180
Class Y	0.291	N/A	N/A	0.291

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

34

The Hartford Short Duration Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30, 2010	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,019.60	$4.43	$1,000.00	$1,020.82	$4.43	0.87%	184	365
Class B	$1,000.00	$1,015.65	$8.38	$1,000.00	$1,016.89	$8.39	1.65	184	365
Class C	$1,000.00	$1,015.95	$8.13	$1,000.00	$1,017.14	$8.13	1.60	184	365
Class I*	$1,000.00	$1,022.20	$1.01	$1,000.00	$1,007.63	$1.00	0.58	184	365
Class Y	$1,000.00	$1,021.55	$2.65	$1,000.00	$1,022.58	$2.65	0.52	184	365

*	Commenced operations on February 26, 2010.

35

The Hartford Short Duration Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Short Duration Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

36

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In

37

The Hartford Short Duration Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitation for the Fund’s Class Y shares by 0.10%. The Board also considered HIFSCO’s proposal to lower the contractual expense limitations for the Fund’s Class A, Class B, Class C, and Class I shares by 0.05%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

38

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

39

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Small Company Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Small Company Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Small Company Fund inception 07/22/1996
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks growth of capital.

Performance Overview(1) 10/31/00 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	10
	Year	Year	Year
Small Company A#	25.76%	3.18%	2.12%
Small Company A##	18.84%	2.02%	1.55%
Small Company B#	24.78%	2.51%	NA*
Small Company B##	19.78%	2.18%	NA*
Small Company C#	24.88%	2.41%	1.38%
Small Company C##	23.88%	2.41%	1.38%
Small Company I#	26.02%	3.40%	2.24%
Small Company R3#	25.51%	3.09%	2.32%
Small Company R4#	25.93%	3.36%	2.45%
Small Company R5#	26.25%	3.58%	2.56%
Small Company Y#	26.48%	3.69%	2.61%
Russell 2000 Growth Index	28.67%	3.99%	1.15%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to 8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

Portfolio Managers
Steven C. Angeli, CFA	Stephen C. Mortimer	Jamie A. Rome, CFA *
Senior Vice President, Partner	Senior Vice President	Senior Vice President

Mario E. Abularach, CFA, CMT	Mammen Chally, CFA *
Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Small Company Fund returned 25.76%, before sales charge, for the twelve-month period ended October 31, 2010, underperforming the Fund’s benchmark, the Russell 2000 Growth Index which returned 28.67% for the same period. The Fund also underperformed the 27.63% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Amid concerns of government spending run amuck, talk of double-dip recessions, and anemic consumers, the equity markets were volatile during the period. However, improving fundamentals among corporations ruled the day and equity markets ended the period up significantly. Past cost saving actions set the stage for robust cash flow, high net cash levels, and near unprecedented operating leverage. Increasing European sovereign risk concerns and tightening credit conditions in China were not enough to derail the equity markets during the period.

2

Small-cap stocks (+26.6%) outperformed large-cap stocks (+16.5%), but slightly underperformed mid-cap stocks (+27.6%), during the period, as measured by the Russell 2000, S&P 500, and S&P MidCap 400 indices respectively. Growth stocks (+19.7%) modestly out-paced value stocks (+15.7%) during the period, as measured by the Russell 1000 Growth and Russell 1000 Value indices. All ten sectors in the Russell 2000 Growth Index had positive returns during the period. The Information Technology (+39%), Materials (+36%), and Consumer Discretionary (+29%) sectors performed best, while the Utilities (+7%) Health Care (+18%) and Financials (+19%) sectors lagged on a relative basis.

Stock selection was the most significant driver of underperformance versus the benchmark, primarily in the Consumer Discretionary, Information Technology, and Financials sectors. This more than offset strong stock selection in the Health Care, Consumer Staples, and Industrials sectors. Sector allocation, which is the residual result of bottom-up (i.e. stock by stock fundamental research) stock selection, was additive to relative, primarily due to underweights (i.e. the Fund’s sector position was less than the benchmark position) to Financials and Energy.

Stocks that detracted the most from relative returns during the period were VistaPrint (Information Technology), Sykes Enterprises (Industrials), and ICON (Health Care). VistaPrint, which offers printed marketing materials, promotional products and marketing services, issued fiscal year and quarterly guidance below investor expectations. Shares of Sykes Enterprises, a leading customer contact center service provider, fell sharply after it lowered second quarter earnings guidance due to cyclical and merger-related integration pressures. Shares sold off sharply again after the company issued third quarter guidance below investor expectations. ICON is a contract research organization that provides outsourced development services on a global basis to the pharmaceutical industry. Shares fell in July when the company reduced its guidance for the remainder of 2010 based on slower revenue realization of the backlog and startup expenses associated with new strategic alliances. Third quarter results also disappointed the market. Significant detractors from absolute returns also included Rehabcare (Health Care), DG FastChannel (Information Technology) and Strayer Education (Consumer Discretionary).

Top contributors to relative performance during the period included Netezza (Information Technology), Skyworks Solutions (Information Technology), and Herbalife (Consumer Staples). Shares of Netezza, a data warehouse and analytic appliances providers, rose after it reported favorable second quarter results and raised full-year guidance. Shares rose again after IBM announced its intention to acquire the company. Wireless handset chip supplier Skyworks Solutions’ shares climbed throughout the period as the company consistently beat its own earnings and revenue guidance and investor expectations. Herbalife, a leading worldwide direct marketer of health and nutrition products, raised its dividend and reported several strong quarterly results on robust volume, sending its shares higher. Riverbed (Information Technology) and SXC Health Solutions (Health Care) were notable contributors to absolute performance.

What is the outlook?

The uneven nature of the current economic recovery is not surprising given the depth of the downturn and its origins in excessive credit. Unlike a “normal” correction, which is often short-lived, the popping of a credit bubble can take time to unwind. The policy response to this recession, however, was both rapid and massive, helping to cushion the recession’s effects.

The Fund focuses on companies that we see as having the ability to deliver superior growth. Bottom-up, stock-by-stock investment decisions led to overweights (i.e. the Fund’s sector position was greater than the benchmark position) in Industrials, Utilities, and Financials relative to the Russell 2000 Growth Index at the end of the period. The Fund ended the period most underweight in Materials, Consumer Discretionary, and Health Care relative to the Russell 2000 Growth Index.

Effective July 21, 2010, Wellington Management Company, LLP became the sole sub-adviser for The Hartford Small Company Fund. Effective the same date, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

* Added as a Portfolio Manager as of July 21, 2010.

Diversification by Industry
as of October 31, 2010
Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.6%
Banks (Financials)	1.1
Capital Goods (Industrials)	9.8
Commercial & Professional Services (Industrials)	4.2
Consumer Durables & Apparel (Consumer Discretionary)	6.4
Consumer Services (Consumer Discretionary)	4.8
Diversified Financials (Financials)	1.7
Energy (Energy)	4.3
Food, Beverage & Tobacco (Consumer Staples)	2.1
Health Care Equipment & Services (Health Care)	9.1
Household & Personal Products (Consumer Staples)	0.7
Insurance (Financials)	0.9
Materials (Materials)	3.5
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	9.1
Real Estate (Financials)	1.4
Retailing (Consumer Discretionary)	4.6
Semiconductors & Semiconductor Equipment (Information Technology)	5.7
Software & Services (Information Technology)	11.7
Technology Hardware & Equipment (Information Technology)	10.3
Telecommunication Services (Services)	1.0
Transportation (Industrials)	4.6
Utilities (Utilities)	0.5
Short-Term Investments	2.0
Other Assets and Liabilities	(0.1)
Total	100.0%

3

The Hartford Small Company Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0%
	Automobiles & Components - 0.6%
94	Amerigon, Inc. ●	$1,008
83	Dana Holding Corp. ●	1,169
53	Tenneco Automotive, Inc. ●	1,732
29	Tesla Motors, Inc. ●	633
		4,542
	Banks - 1.1%
93	Boston Private Financial Holdings, Inc.	529
35	Columbia Banking Systems, Inc.	645
31	Danvers Bancorp, Inc.	461
121	East West Bancorp, Inc.	2,133
123	Flushing Financial Corp.	1,611
36	Hudson Valley Holding Corp.	706
59	MGIC Investment Corp. ●	518
25	Signature Bank ●	1,043
21	Southside Bancshares, Inc.	391
		8,037
	Capital Goods - 9.8%
27	A.O. Smith Corp.	1,518
20	Aaon, Inc.	492
31	Acuity Brands, Inc.	1,538
251	Aecom Technology Corp. ●	6,661
180	AerCap Holdings N.V. ●	2,326
14	AGCO Corp. ●	578
94	Altra Holdings, Inc. ●	1,388
24	Applied Industrial Technologies, Inc.	723
35	Applied Signal Technology	1,168
508	ArvinMeritor, Inc. ●	8,422
27	AZZ, Inc.	989
244	Beacon Roofing Supply, Inc. ●	3,604
28	Carlisle Cos., Inc.	994
59	Ceradyne, Inc. ●	1,407
49	Chart Industries, Inc. ●	1,131
22	Crane Co.	825
73	Dycom Industries, Inc. ●	776
27	EMCOR Group, Inc. ●	686
29	Esterline Technologies Corp. ●	1,747
30	Franklin Electric Co., Inc.	1,072
96	GrafTech International Ltd. ●	1,585
28	Harsco Corp.	658
50	Kaydon Corp.	1,750
54	Kratos Defense & Security ●	610
24	Lennox International, Inc.	992
12	Lindsay Corp.	712
22	Michael Baker Corp. ●	709
70	Moog, Inc. Class A ●	2,639
29	Powell Industries, Inc. ●	886
61	Regal-Beloit Corp.	3,526
90	RSC Holdings, Inc. ●	729
225	Rush Enterprises, Inc. ●	3,574
31	TAL International Group, Inc.	860
33	Teledyne Technologies, Inc. ●	1,352
28	Textainer Group Holdings Ltd.	720
22	TransDigm Group, Inc. ●	1,425
46	Trex Co., Inc. ●	822
332	United Rentals, Inc. ●	6,242
306	Wabash National Corp. ●	2,467
25	Woodward Governor Co.	776
		71,079
	Commercial & Professional Services - 4.2%
7	Advisory Board Co. ●	314
126	APAC TeleServices, Inc. ●	763
12	Consolidated Graphics, Inc. ●	540
452	Corrections Corp. of America ●	11,607
44	Deluxe Corp.	902
134	Geo Group, Inc. ●	3,441
225	Knoll, Inc.	3,418
380	Sykes Enterprises, Inc. ●	6,316
42	Towers Watson & Co.	2,145
14	United Stationers, Inc. ●	765
		30,211
	Consumer Durables & Apparel - 6.3%
304	Brunswick Corp.	4,802
177	Carter's, Inc. ●	4,395
63	Columbia Sportswear Co.	3,267
191	Eastman Kodak Co. ●	901
348	Hanesbrands, Inc. ●	8,635
47	Iconix Brand Group, Inc. ●	828
198	Jarden Corp.	6,338
129	Liz Claiborne, Inc. ●	791
47	Maidenform Brands, Inc. ●	1,263
34	Polaris Industries, Inc.	2,393
228	Quiksilver, Inc. ●	951
32	Skechers USA, Inc. Class A ●	622
263	Tempur-Pedic International, Inc. ●	9,067
18	True Religion Apparel, Inc. ●	358
16	Warnaco Group, Inc. ●	873
		45,484
	Consumer Services - 4.8%
25	Bally Technologies, Inc. ●	891
254	Cheesecake Factory, Inc. ●	7,382
564	Domino's Pizza UK & IRL plc	4,409
275	Grand Canyon Education, Inc. ●	5,165
55	Home Inns & Hotels Management, Inc. ●	2,816
63	K12, Inc. ●	1,753
49	Lincoln Educational Services Corp. ●	614
43	P.F. Chang's China Bistro, Inc.	1,958
160	Penn National Gaming, Inc. ●	5,308
38	Regis Corp.	777
20	Steiner Leisure Ltd. ●	783
14	Strayer Education, Inc.	1,986
62	Texas Roadhouse, Inc. ●	950
		34,792
	Diversified Financials - 1.7%
127	BGC Partners, Inc.	878
62	Compass Diversified Holdings	1,052
203	Cowen Group, Inc. Class A ●	709
38	Dollar Financial Corp. ●	943
48	Ezcorp, Inc. ●	1,037
73	Fifth Street Finance Corp.	865
62	Knight Capital Group, Inc. ●	812
72	Stifel Financial ●	3,389
111	Uranium Participation Corp. ●	790
28	Waddell and Reed Financial, Inc.	802
20	World Acceptance Corp. ●	871
		12,148
	Energy - 4.3%
42	Approach Resources, Inc. ●	643
23	Berry Petroleum Co.	787

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Energy - 4.3% - (continued)
126	BPZ Resources, Inc. ●	$468
53	Cobalt International Energy ●	490
65	Complete Production Services, Inc. ●	1,514
220	CVR Energy, Inc. ●	2,095
88	Dril-Quip, Inc. ●	6,101
68	Harvest Natural Resources, Inc. ●	848
78	Karoon Gas Australia Ltd. ●	724
316	Kodiak Oil & Gas Corp. ●	1,303
57	Oceaneering International, Inc. ●	3,548
1,356	Oilsands Quest, Inc. ●	590
128	Overseas Shipholding Group, Inc.	4,282
53	Petroleum Development Corp. ●	1,651
100	Rosetta Resources, Inc. ●	2,393
23	SM Energy Co.	957
24	Swift Energy Co. ●	771
150	Vaalco Energy, Inc. ●	885
394	Vantage Drilling Co. ●	678
69	W&T Offshore, Inc.	746
		31,474
	Food, Beverage & Tobacco - 2.1%
107	Cental Euro Distribution Corp. ●	2,673
167	Darling International, Inc. ●	1,668
262	Green Mountain Coffee Roasters ●	8,657
95	Viterra, Inc. ●	909
66	Zhongpin, Inc. ●	1,331
		15,238
	Health Care Equipment & Services - 9.1%
33	Accretive Health, Inc. ●	359
224	Allscripts Healthcare Solutions, Inc. ●	4,282
265	American Medical Systems Holdings ●	5,349
45	AmSurg Corp. ●	817
97	Angiodynamics, Inc. ●	1,378
44	Corvel Corp. ●	1,971
48	Cyberonics, Inc. ●	1,313
118	Dexcom, Inc. ●	1,627
41	Ensign Group, Inc.	766
325	Fleury S.A.	4,189
32	Greatbatch, Inc. ●	687
33	Hanger Orthopedic Group, Inc. ●	612
214	HealthSouth Corp. ●	3,877
113	Healthspring, Inc. ●	3,299
2	Heartware International, Inc. ●	150
19	ICU Medical, Inc. ●	701
30	LHC Group, Inc. ●	810
19	Lincare Holdings, Inc.	505
52	Masimo Corp.	1,572
13	MEDNAX, Inc. ●	782
190	Owens & Minor, Inc.	5,413
57	Quidel Corp. ●	659
156	SXC Health Solutions Corp. ●	6,079
64	Symmetry Medical, Inc. ●	562
46	Team Health Holdings ●	610
110	Thoratec Corp. ●	3,603
25	Triple-S Management Corp., Class B ●	420
34	U.S. Physical Therapy, Inc. ●	642
245	Volcano Corp. ●	5,986
150	Wellcare Health Plans, Inc. ●	4,174
62	Zoll Medical Corp. ●	2,027
		65,221
	Household & Personal Products - 0.7%
69	China-Biotics, Inc. ●	863
23	Herbalife Ltd.	1,486
92	Nu Skin Enterprises, Inc. Class A	2,814
		5,163
	Insurance - 0.9%
18	Allied World Assurance Holdings Ltd.	1,041
61	Amerisafe, Inc. ●	1,172
173	Assured Guaranty Ltd.	3,293
1	Brasil Insurance Participacoes e Administracao S.A	397
17	Platinum Underwriters Holdings Ltd.	745
		6,648
	Materials - 3.5%
25	Allied Nevada Gold Corp. ●	617
19	AptarGroup, Inc.	839
58	Georgia Gulf Corp. ●	1,171
1,018	Huabao International Holdings Ltd.	1,539
87	Jaguar Mining, Inc. ●	559
2	LSB Industries, Inc. ●	37
135	Methanex Corp.	3,739
23	Molycorp, Inc. ●	811
110	New Gold, Inc. ●	812
70	Olin Corp.	1,404
24	Rock Tenn Co. Class A	1,362
293	Silgan Holdings, Inc.	9,901
70	Stillwater Mining Co. ●	1,237
48	Winpak Ltd.	540
		24,568
	Pharmaceuticals, Biotechnology & Life Sciences - 9.1%
216	Alkermes, Inc. ●	2,497
164	Arena Pharmaceuticals, Inc. ●	271
83	Auxilium Pharmaceuticals, Inc. ●	2,065
119	Bruker Corp. ●	1,786
163	Cadence Pharmaceuticals, Inc. ●	1,444
70	Celera Corp. ●	398
152	Celldex Therapeutics, Inc. ●	676
84	Covance, Inc. ●	3,942
162	Cubist Pharmaceuticals, Inc. ●	3,761
108	Cytokinetics, Inc. ●	285
306	Incyte Corp. ●	5,099
120	Inspire Pharmaceuticals, Inc. ●	837
32	Martek Biosciences Corp. ●	698
188	Medicines Co. ●	2,403
36	Momenta Pharmaceuticals, Inc. ●	605
144	Onyx Pharmaceuticals, Inc. ●	3,875
228	PAREXEL International Corp. ●	4,901
266	Pharmaceutical Product Development, Inc.	6,871
114	Pharmasset, Inc. ●	4,275
213	Regeneron Pharmaceuticals, Inc. ●	5,547
185	Rigel Pharmaceuticals, Inc. ●	1,541
181	Salix Pharmaceuticals Ltd. ●	6,861
306	Seattle Genetics, Inc. ●	5,008
		65,646
	Real Estate - 1.4%
219	Anworth Mortgage Asset Corp.	1,538
286	BR Malls Participacoes S.A.	2,685
64	Capstead Mortgage Corp.	729
57	Colonial Properties Trust	1,020
44	DuPont Fabros Technology, Inc.	1,109

 The accompanying notes are an integral part of these financial statements.

5

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Real Estate - 1.4% - (continued)
28	Hatteras Financial Corp.	$808
76	Medical Properties Trust, Inc.	853
168	MFA Mortgage Investments, Inc.	1,331
		10,073
	Retailing - 4.6%
114	Big Lots, Inc. ●	3,576
173	Brown (N) Group plc	832
31	Cato Corp.	812
96	Children's Place Retail Stores, Inc. ●	4,232
39	Citi Trends, Inc. ●	812
46	Core-Mark Holding Co., Inc. ●	1,526
714	Debenhams plc	874
176	Dick's Sporting Goods, Inc. ●	5,084
59	DSW, Inc. ●	1,958
18	Guess?, Inc.	693
124	Hot Topic, Inc.	708
35	Joseph A. Bank Clothiers, Inc. ●	1,518
188	LKQ Corp. ●	4,076
58	Nutri/System, Inc.	1,117
68	Overstock.com, Inc. ●	907
73	Shutterfly, Inc. ●	2,191
39	Ulta Salon, Cosmetics & Fragrances, Inc. ●	1,194
23	Zumiez, Inc. ●	614
		32,724
	Semiconductors & Semiconductor Equipment - 5.7%
369	Applied Micro Circuits Corp. ●	3,715
80	Atheros Communications, Inc. ●	2,489
21	Cabot Microelectronics Corp. ●	803
107	Cavium Networks, Inc. ●	3,401
20	Cymer, Inc. ●	743
183	GT Solar International, Inc. ●	1,507
89	MIPS Technologies, Inc. Class A ●	1,301
99	Netlogic Microsystems, Inc. ●	2,964
177	OmniVision Technologies, Inc. ●	4,811
129	ON Semiconductor Corp. ●	990
110	PMC - Sierra, Inc. ●	842
99	Power Integrations, Inc.	3,373
190	RF Micro Devices, Inc. ●	1,388
522	Skyworks Solutions, Inc. ●	11,949
27	Tessera Technologies, Inc. ●	529
		40,805
	Software & Services - 11.7%
36	Ariba, Inc. ●	675
224	Art Technology Group, Inc. ●	939
64	AsiaInfo-Linkage, Inc. ●	1,422
466	Cadence Design Systems, Inc. ●	3,943
67	Commvault Systems, Inc. ●	1,949
79	Concur Technologies, Inc. ●	4,102
53	Constant Contact, Inc. ●	1,221
61	CSG Systems International, Inc. ●	1,176
61	Envestnet, Inc. ●	799
73	Fortinet, Inc. ●	2,181
152	GSI Commerce, Inc. ●	3,710
189	Informatica Corp. ●	7,692
95	j2 Global Communications, Inc. ●	2,506
75	JDA Software Group, Inc. ●	1,898
10	Mercadolibre, Inc. ●	635
70	Net 1 UEPS Technologies, Inc. ●	859
39	Nuance Communications, Inc. ●	619
226	Parametric Technology Corp. ●	4,843
21	Progress Software Corp. ●	766
97	QLIK Technologies, Inc. ●	2,424
120	Quest Software, Inc. ●	3,146
37	Rackspace Hosting, Inc. ●	932
49	RightNow Technologies, Inc. ●	1,277
42	Rovi Corp. ●	2,134
177	Sapient Corp.	2,336
54	Solera Holdings, Inc.	2,611
30	Sourcefire, Inc. w/Rights ●	708
221	SuccessFactors, Inc. ●	5,980
77	The Knot, Inc. ●	697
350	Tibco Software, Inc. ●	6,736
35	TiVo, Inc. ●	391
43	Totvs S.A.	3,895
165	United Online, Inc.	1,023
100	VeriFone Systems, Inc. ●	3,382
72	Vistaprint N.V. ●	3,018
54	Wright Express Corp. ●	2,036
		84,661
	Technology Hardware & Equipment - 10.3%
1,418	AAC Acoustic Technologies	3,429
133	Acme Packet, Inc. ●	5,265
109	ADTRAN, Inc.	3,524
65	Arris Group, Inc. ●	607
216	Aruba Networks, Inc. ●	4,733
112	Brocade Communications Systems, Inc. ●	706
91	Comverse Technology, Inc. ●	728
68	Emulex Corp. ●	779
50	Fabrinet ●	704
258	Finisar Corp. ●	4,382
33	Interdigital, Inc. ●	1,118
527	Jabil Circuit, Inc.	8,085
10	Lexmark International, Inc. ADR ●	386
43	Multi-Fineline Electronix, Inc. ●	1,043
26	Netgear, Inc. ●	789
83	Oplink Communications, Inc. ●	1,451
13	Osi Systems, Inc. ●	471
31	Park Electrochemical Corp.	842
48	Plantronics, Inc.	1,707
90	Plexus Corp. ●	2,739
275	Polycom, Inc. ●	9,279
454	Power-One, Inc. ●	4,722
157	Riverbed Technology, Inc. ●	9,060
481	Sanmina-Sci Corp. ●	6,335
59	Xyratex Ltd. ●	912
		73,796
	Telecommunication Services - 1.0%
17	AboveNet, Inc. ●	990
22	Atlantic Tele-Network, Inc.	946
400	MetroPCS Communications, Inc. ●	4,163
57	Neutral Tandem, Inc. ●	835
23	NTELOS Holdings Corp.	419
		7,353
	Transportation - 4.6%
56	Allegiant Travel Co.	2,614
120	Con-way, Inc.	3,956
The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Transportation - 4.6% - (continued)
117	Copa Holdings S.A. Class A		$5,931
182	J.B. Hunt Transport Services, Inc.		6,551
14	Kirby Corp. ●		610
355	Localiza Rent a Car S.A.		5,882
35	Marten Transport Ltd.		750
170	Old Dominion Freight Line, Inc. ●		4,767
39	United Continental Holdings, Inc. ●		1,122
57	Werner Enterprises, Inc.		1,217
			33,400
	Utilities - 0.5%
37	Portland General Electric Co.		769
63	UniSource Energy Corp.		2,209
31	Westar Energy, Inc.		777
			3,755
	Total common stocks
	(cost $610,865)		$706,818

PREFERRED STOCKS - 0.1%
	Consumer Durables & Apparel - 0.1%
7	Callaway Golf Co., 7.50% ۞		$854

	Total preferred stocks
	(cost $827)		$854

	Total long-term investments
	(cost $611,692)		$707,672

SHORT-TERM INVESTMENTS - 2.0%
	Repurchase Agreements - 2.0%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $3,315,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $3,381)
$3,315	0.23%, 10/31/2010		$3,315
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $2,008,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $2,048)
2,008	0.23%, 10/31/2010		2,008
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $9,053,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $9,234)
9,053	0.22%, 10/31/2010		9,053
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $9, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $9)
9	0.21%, 10/31/2010		9
			14,385
	Total short-term investments
	(cost $14,385)		$14,385

	Total investments
	(cost $626,077) ▲	100.1%	$722,057
	Other assets and liabilities	(0.1)%	(581)
	Total net assets	100.0%	$721,476

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 6.5% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Small Company Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $632,275 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$110,717
Unrealized Depreciation	(20,935)
Net Unrealized Appreciation	$89,782

●	Currently non-income producing.

۞	Convertible security.

Foreign Currency Contracts Outstanding at October 31, 2010
						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
Australian Dollar	Barclay Investments	Sell	$2,496	$2,470	01/05/2011	$(26)
Australian Dollar	Citibank	Buy	263	260	01/05/2011	3
Australian Dollar	Deutsche Bank Securities	Buy	895	900	01/05/2011	(5)
Australian Dollar	UBS AG	Buy	722	731	01/05/2011	(9)
Australian Dollar	Westpac International	Buy	616	613	01/05/2011	3
						$(34)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

8

The Hartford Small Company Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1♦	Level 2♦	Level 3
Assets:
Common Stocks ‡	$706,818	$694,614	$11,807	$397
Preferred Stocks	854	854	–	–
Short-Term Investments	14,385	–	14,385	–
Total	$722,057	$695,468	$26,192	$397
Foreign Currency Contracts *	6	–	6	–
Total	$6	$–	$6	$–
Liabilities:
Foreign Currency Contracts *	40	–	40	–
Total	$40	$–	$40	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	October
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	31, 2010
Assets:
Common Stock	$—	$577	$(567	)†	$—	$397	$(2,109)	$2,099	$—	$397
Total	$—	$577	$(567)		$—	$397	$(2,109)	$2,099	$—	$397

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $—.

 The accompanying notes are an integral part of these financial statements.

9

The Hartford Small Company Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $626,077)	$722,057
Foreign currency on deposit with custodian (cost $2)	2
Unrealized appreciation on foreign currency contracts	6
Receivables:
Investment securities sold	10,676
Fund shares sold	489
Dividends and interest	81
Other assets	98
Total assets	733,409
Liabilities:
Unrealized depreciation on foreign currency contracts	40
Bank overdraft — U.S. Dollars	524
Payables:
Investment securities purchased	9,013
Fund shares redeemed	2,066
Investment management fees	95
Administrative fees	3
Distribution fees	25
Accrued expenses	167
Total liabilities	11,933
Net assets	$721,476
Summary of Net Assets:
Capital stock and paid-in-capital	$744,887
Accumulated net investment loss	(281)
Accumulated net realized loss on investments and foreign currency transactions	(119,074)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	95,944
Net assets	$721,476

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$17.48 /$18.50
Shares outstanding	16,565
Net assets	$289,558
Class B: Net asset value per share	$15.46
Shares outstanding	801
Net assets	$12,384
Class C: Net asset value per share	$15.41
Shares outstanding	2,598
Net assets	$40,018
Class I: Net asset value per share	$17.68
Shares outstanding	751
Net assets	$13,283
Class R3: Net asset value per share	$18.45
Shares outstanding	1,944
Net assets	$35,873
Class R4: Net asset value per share	$18.70
Shares outstanding	2,411
Net assets	$45,096
Class R5: Net asset value per share	$18.90
Shares outstanding	619
Net assets	$11,706
Class Y: Net asset value per share	$19.01
Shares outstanding	14,394
Net assets	$273,558

 The accompanying notes are an integral part of these financial statements.

10

The Hartford Small Company Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$4,272
Interest	30
Less: Foreign tax withheld	(6)
Total investment income	4,296
Expenses:
Investment management fees	5,803
Administrative services fees	123
Transfer agent fees	1,111
Distribution fees
Class A	755
Class B	147
Class C	398
Class R3	126
Class R4	99
Custodian fees	39
Accounting services fees	116
Registration and filing fees	104
Board of Directors' fees	16
Audit fees	21
Other expenses	210
Total expenses (before waivers and fees paid indirectly)	9,068
Expense waivers	(38)
Transfer agent fee waivers	(28)
Commission recapture	(40)
Custodian fee offset	—
Total waivers and fees paid indirectly	(106)
Total expenses, net	8,962
Net Investment Loss	(4,666)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	123,049
Net realized gain on futures	346
Net realized loss on foreign currency contracts	(327)
Net realized loss on other foreign currency transactions	(57)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	123,011
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	42,391
Net unrealized appreciation of futures	262
Net unrealized depreciation of foreign currency contracts	(34)
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(3)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	42,616
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	165,627
Net Increase in Net Assets Resulting from Operations	$160,961

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small Company Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment loss	$(4,666)	$(3,281)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	123,011	(145,816)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	42,616	192,233
Net Increase In Net Assets Resulting From Operations	160,961	43,136
Capital Share Transactions:
Class A	(52,993)	(12,824)
Class B	(7,235)	(5,342)
Class C	(6,807)	(4,668)
Class I	(6,533)	3,846
Class R3	18,093	8,423
Class R4	4,994	10,059
Class R5	(3,644)	3,991
Class Y	(34,325)	58,600
Net increase (decrease) from capital share transactions	(88,450)	62,085
Proceeds from regulatory settlements	103	—
Net Increase In Net Assets	72,614	105,221
Net Assets:
Beginning of period	648,862	543,641
End of period	$721,476	$648,862
Accumulated undistributed (distribution in excess of) net investment income (loss)	$(281)	$(192)

 The accompanying notes are an integral part of these financial statements.

12

The Hartford Small Company Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Small Company Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are

13

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

14

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

15

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of October 31, 2010.

h)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund

16

identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

j)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

k)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Foreign exchange	Unrealized appreciation on foreign	6	Unrealized depreciation on foreign	40
contracts	currency contracts		currency contracts

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	$—	$—	$—	$(327)	$—	$(327)
Equity contracts	—	—	346	—	—	346
Total	$—	$—	$346	$(327)	$—	$19

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Foreign exchange contracts	—	—	—	(34)	—	$(34)
Equity contracts	—	—	262	—	—	262
Total	$—	$—	$262	$(34)	$—	$228

l)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.    Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S.

17

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. As of October 31, 2010, there were no outstanding futures contracts.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2010, were as follows:

Amount
Accumulated Capital Losses *	$(113,193)
Unrealized Appreciation †	89,782
Total Accumulated Deficit	$(23,411)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

18

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$4,577
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	430
Capital Stock and Paid-In-Capital	(5,007)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2017	$113,193
Total	$113,193

As of October 31, 2010, the Fund utilized $115,412 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

19

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $250 million	0.8500%
On next $250 million	0.8000%
On next $500 million	0.7500%
On next $500 million	0.7000%
On next $3.5 billion	0.6500%
On next $5 billion	0.6300%
Over $10 billion	0.6200%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.016%
On next $5 billion	0.014%
Over $10 billion	0.012%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%	1.00%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

20

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	1.39%	1.29%	1.38%	1.39%		1.37%
Class B Shares	2.14	1.73	2.01	2.11		2.12
Class C Shares	2.14	2.01	2.14	2.14		2.11
Class I Shares	1.14	1.09	1.15	1.12		1.10	*
Class R3 Shares	1.57	1.62	1.65	1.65	†
Class R4 Shares	1.26	1.28	1.28	1.36	†
Class R5 Shares	1.01	1.02	0.99	1.10	†
Class Y Shares	0.87	0.88	0.88	0.90		0.91

*	From August 31, 2006 (commencement of operations), through October 31, 2006.
†	From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $282 and contingent deferred sales charges of $22 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $14. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $2. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The  Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the

21

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payments from Affiliate – On June 8, 2007, the Fund was reimbursed for incorrect IPO allocations to the Fund.

On May 2, 2007, the Fund had trading reimbursements relating to the change in portfolio managers of the Fund.

On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payment from affiliates. Had the payment from affiliates been excluded, the total return for the periods listed below would have been as follows:

		Impact from Payment from
	Impact from Payment from	Affiliate for Trading	Total Return Excluding
	Affiliate for SEC Settlement	Reimbursements for the	Payment from Affiliate for
	for the Year Ended	Year Ended	the Year Ended October
	October 31, 2007	October 31, 2007	31, 2007
Class A	0.16%	0.22%	23.41%
Class B	0.18	0.24	22.46
Class C	0.18	0.24	22.37
Class I	0.16	0.22	23.81
Class R3	-	0.20	17.44
Class R4	-	0.20	17.80
Class R5	-	0.20	18.07
Class Y	0.16	0.20	23.99

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$1,258,262
Sales Proceeds Excluding U.S. Government Obligations	1,355,805

22

7.    Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	3,739	—	(7,019)	—	(3,280)	6,962	—	(8,084)	—	(1,122)
Amount	$59,862	$—	$(112,855)	$—	$(52,993)	$84,120	$—	$(96,944)	$—	$(12,824)
Class B
Shares	20	—	(524)	—	(504)	120	—	(609)	—	(489)
Amount	$290	$—	$(7,525)	$—	$(7,235)	$1,300	$—	$(6,642)	$—	$(5,342)
Class C
Shares	188	—	(675)	—	(487)	604	—	(1,047)	—	(443)
Amount	$2,669	$—	$(9,476)	$—	$(6,807)	$6,484	$—	$(11,152)	$—	$(4,668)
Class I
Shares	221	—	(633)	—	(412)	789	—	(530)	—	259
Amount	$3,541	$—	$(10,074)	$—	$(6,533)	$10,152	$—	$(6,306)	$—	$3,846
Class R3
Shares	1,353	—	(281)	—	1,072	940	—	(283)	—	657
Amount	$22,835	$—	$(4,742)	$—	$18,093	$12,135	$—	$(3,712)	$—	$8,423
Class R4
Shares	724	—	(436)	—	288	1,404	—	(592)	—	812
Amount	$12,446	$—	$(7,452)	$—	$4,994	$18,261	$—	$(8,202)	$—	$10,059
Class R5
Shares	342	—	(550)	—	(208)	477	—	(184)	—	293
Amount	$5,907	$—	$(9,551)	$—	$(3,644)	$6,409	$—	$(2,418)	$—	$3,991
Class Y
Shares	4,395	—	(6,347)	—	(1,952)	7,077	—	(2,520)	—	4,557
Amount	$76,521	$—	$(110,846)	$—	$(34,325)	$90,495	$—	$(31,895)	$—	$58,600
Total
Shares	10,982	—	(16,465)	—	(5,483)	18,373	—	(13,849)	—	4,524
Amount	$184,071	$—	$(272,521)	$—	$(88,450)	$229,356	$—	$(167,271)	$—	$62,085
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	223	$3,621
For the Year Ended October 31, 2009	228	$2,819

8.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $103, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

23

The Hartford Small Company Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

9.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

24

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25

The Hartford Small Company Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$13.90	$(0.13)	$–	$3.71	$3.58	$–	$–	$–	$–	$3.58	$17.48
B	12.39	(0.22)	–	3.29	3.07	–	–	–	–	3.07	15.46
C	12.34	(0.22)	–	3.29	3.07	–	–	–	–	3.07	15.41
I	14.03	(0.09)	–	3.74	3.65	–	–	–	–	3.65	17.68
R3	14.70	(0.16)	–	3.91	3.75	–	–	–	–	3.75	18.45
R4	14.85	(0.11)	–	3.96	3.85	–	–	–	–	3.85	18.70
R5	14.97	(0.07)	–	4.00	3.93	–	–	–	–	3.93	18.90
Y	15.03	(0.05)	–	4.03	3.98	–	–	–	–	3.98	19.01

For the Year Ended October 31, 2009 (E)
A	13.09	(0.08)	–	0.89	0.81	–	–	–	–	0.81	13.90
B	11.71	(0.12)	–	0.80	0.68	–	–	–	–	0.68	12.39
C	11.71	(0.15)	–	0.78	0.63	–	–	–	–	0.63	12.34
I	13.18	(0.06)	–	0.91	0.85	–	–	–	–	0.85	14.03
R3	13.89	(0.13)	–	0.94	0.81	–	–	–	–	0.81	14.70
R4	13.98	(0.09)	–	0.96	0.87	–	–	–	–	0.87	14.85
R5	14.06	(0.06)	–	0.97	0.91	–	–	–	–	0.91	14.97
Y	14.10	(0.04)	–	0.97	0.93	–	–	–	–	0.93	15.03

For the Year Ended October 31, 2008
A	24.46	(0.06)	–	(8.68)	(8.74)	–	(2.63)	–	(2.63)	(11.37)	13.09
B	22.30	(0.20)	–	(7.76)	(7.96)	–	(2.63)	–	(2.63)	(10.59)	11.71
C	22.32	(0.18)	–	(7.80)	(7.98)	–	(2.63)	–	(2.63)	(10.61)	11.71
I	24.55	(0.02)	–	(8.72)	(8.74)	–	(2.63)	–	(2.63)	(11.37)	13.18
R3	25.83	(0.07)	–	(9.24)	(9.31)	–	(2.63)	–	(2.63)	(11.94)	13.89
R4	25.91	(0.03)	–	(9.27)	(9.30)	–	(2.63)	–	(2.63)	(11.93)	13.98
R5	25.97	–	–	(9.28)	(9.28)	–	(2.63)	–	(2.63)	(11.91)	14.06
Y	26.00	0.02	–	(9.29)	(9.27)	–	(2.63)	–	(2.63)	(11.90)	14.10

For the Year Ended October 31, 2007
A	21.58	(0.09)	0.07	4.77	4.75	–	(1.87)	–	(1.87)	2.88	24.46
B	19.97	(0.26)	0.10	4.36	4.20	–	(1.87)	–	(1.87)	2.33	22.30
C	20.00	(0.23)	0.08	4.34	4.19	–	(1.87)	–	(1.87)	2.32	22.32
I	21.59	(0.01)	–	4.84	4.83	–	(1.87)	–	(1.87)	2.96	24.55
R3(G)	21.95	(0.07)	–	3.95	3.88	–	–	–	–	3.88	25.83
R4(G)	21.95	(0.03)	–	3.99	3.96	–	–	–	–	3.96	25.91
R5(G)	21.95	(0.01)	–	4.03	4.02	–	–	–	–	4.02	25.97
Y	22.73	0.02	0.06	5.06	5.14	–	(1.87)	–	(1.87)	3.27	26.00

For the Year Ended October 31, 2006
A	18.45	(0.18)	–	3.31	3.13	–	–	–	–	3.13	21.58
B	17.20	(0.36)	–	3.13	2.77	–	–	–	–	2.77	19.97
C	17.22	(0.32)	–	3.10	2.78	–	–	–	–	2.78	20.00
I(J)	20.70	(0.01)	–	0.90	0.89	–	–	–	–	0.89	21.59
Y	19.33	(0.06)	–	3.46	3.40	–	–	–	–	3.40	22.73

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.
(J)	Commenced operations on August 31, 2006.

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

25.76%		$289,558	1.41%		1.40%		1.40%		(0.80)%		181%
24.78		12,384	2.36		2.15		2.15		(1.54)		–
24.88		40,018	2.16		2.15		2.15		(1.55)		–
26.02		13,283	1.17		1.15		1.15		(0.54)		–
25.51		35,873	1.59		1.57		1.57		(1.00)		–
25.93		45,096	1.28		1.26		1.26		(0.67)		–
26.25		11,706	1.02		1.02		1.02		(0.41)		–
26.48		273,558	0.87		0.87		0.87		(0.28)		–

6.19		275,834	1.53		1.32		1.32		(0.67)		180
5.81		16,169	2.59		1.76		1.76		(1.10)		–
5.38		38,082	2.31		2.04		2.04		(1.39)		–
6.45		16,312	1.24		1.11		1.11		(0.48)		–
5.83		12,822	1.66		1.65		1.65		(1.04)		–
6.22		31,532	1.31		1.31		1.31		(0.67)		–
6.47		12,384	1.11		1.05		1.05		(0.42)		–
6.59		245,727	0.91		0.91		0.91		(0.27)		–

(39.57)		274,412	1.39		1.39		1.39		(0.39)		183
(39.95)		21,008	2.31		2.02		2.02		(1.01)		–
(40.01)		41,294	2.15		2.15		2.15		(1.14)		–
(39.41)		11,912	1.19		1.15		1.15		(0.15)		–
(39.69)		2,990	1.66		1.65		1.65		(0.68)		–
(39.51)		18,332	1.29		1.29		1.29		(0.29)		–
(39.32)		7,510	1.00		1.00		1.00		(0.01)		–
(39.23)		166,183	0.89		0.89		0.89		0.12		–

23.88	(F)	299,819	1.41		1.40		1.40		(0.44)		186
22.97	(F)	52,549	2.28		2.12		2.12		(1.16)		–
22.88	(F)	63,650	2.15		2.15		2.15		(1.19)		–
24.28	(F)	3,886	1.12		1.12		1.12		(0.16)		–
17.68	(F) ,(H)	181	1.84	(I)	1.65	(I)	1.65	(I)	(0.69	) (I)	–
18.04	(F) ,(H)	9,809	1.34	(I)	1.34	(I)	1.34	(I)	(0.54	) (I)	–
18.31	(F),(H)	588	1.07	(I)	1.05	(I)	1.05	(I)	(0.38	) (I)	–
24.44	(F)	194,096	0.91		0.91		0.91		0.09		–

16.96		194,656	1.48		1.40		1.40		(0.87)		170
16.10		52,036	2.32		2.15		2.15		(1.62)		–
16.14		47,744	2.23		2.15		2.15		(1.62)		–
4.30	(H)	69	1.38	(I)	1.15	(I)	1.15	(I)	(0.58	) (I)	–
17.59		108,770	0.95		0.95		0.95		(0.39)		–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Small Company Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Small Company Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

28

The Hartford Small Company Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

29

The Hartford Small Company Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

 Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr.(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

30

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Small Company Fund
Federal Tax Information (Unaudited)

The Fund made no capital gain or income distributions for the fiscal year ended October 31, 2010.

32

The Hartford Small Company Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,010.99	$7.10	$1,000.00	$1,018.15	$7.12	1.40%	184	365
Class B	$1,000.00	$1,007.19	$10.88	$1,000.00	$1,014.37	$10.92	2.15	184	365
Class C	$1,000.00	$1,007.19	$10.88	$1,000.00	$1,014.37	$10.92	2.15	184	365
Class I	$1,000.00	$1,012.07	$5.83	$1,000.00	$1,019.41	$5.85	1.15	184	365
Class R3	$1,000.00	$1,009.81	$7.90	$1,000.00	$1,017.34	$7.93	1.56	184	365
Class R4	$1,000.00	$1,011.89	$6.39	$1,000.00	$1,018.85	$6.41	1.26	184	365
Class R5	$1,000.00	$1,012.88	$5.02	$1,000.00	$1,020.21	$5.04	0.99	184	365
Class Y	$1,000.00	$1,013.86	$4.47	$1,000.00	$1,020.77	$4.48	0.88	184	365

33

The Hartford Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Small Company Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Wellington” or “Sub-adviser” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”). The Board noted that effective July 21, 2010 Hartford Investment Management Company (“HIMCO”) no longer serves as a sub-adviser to the Fund and Wellington became the sole sub-adviser to the Fund.

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year, and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board, and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

34

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In

35

The Hartford Small Company Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R3, Class R4, Class R5, and Class Y shares by 0.10%. The Board also considered HIFSCO’s proposed sub-advisory fee rate schedule for the portion of the Fund’s portfolio that was previously managed by HIMCO, which is lower than the sub-advisory fee rate schedule for the portion of the Fund’s portfolio managed by Wellington prior to July 21, 2010.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

36

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Small/Mid Cap Equity Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Small/Mid Cap Equity Fund
(formerly known as The Hartford MidCap Growth Fund)

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Small/Mid Cap Equity Fund inception 01/01/2005
(formerly know as The Hartford MidCap Growth Fund)
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks long-term capital appreciation.

Performance Overview(1) 1/01/05 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 2500 Index measures the performance of the small to mid-cap segment of  the U.S. equity universe, commonly referred to as "smid" cap. This is a subset of  the Russell 3000 Index and includes approximately 2500 of the smallest securities  based on a combination of their market cap and current index membership.

Russell MidCap Growth Index is an unmanaged index measuring the  performance of the mid-cap growth segment of the U.S. equity universe.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the  redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
Small/Mid Cap Equity A#	25.10%	2.31%	2.11%
Small/Mid Cap Equity A##	18.22%	1.16%	1.13%
Small/Mid Cap Equity B#	24.35%	1.77%	1.55%
Small/Mid Cap Equity B##	19.35%	1.43%	1.41%
Small/Mid Cap Equity C#	24.41%	1.62%	1.42%
Small/Mid Cap Equity C##	23.41%	1.62%	1.42%
Small/Mid Cap Equity Y#	25.65%	2.70%	2.50%
Russell 2500 Index	27.76%	3.78%	3.74%
Russell MidCap Growth Index	28.03%	4.28%	4.55%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

Portfolio Managers
Hugh Whelan, CFA	Paul Bukowski, CFA	Kurt Cubbage, CFA
Managing Director	Senior Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Small/Mid Cap Equity Fund returned 25.10%, before sales charge, for the twelve-month period ended October 31, 2010, versus 27.76% and 28.03% for the Fund’s benchmarks, the Russell 2500 Index and Russell MidCap Growth Index, respectively. The Fund outperformed the 23.26% average return of the Lipper Mid-Cap Core Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The Fund began the period as a mid-cap growth fund benchmarked against the Russell MidCap Growth Index. From the end of October 2009 to the end of January 2010, the Fund performed in-line with the Russell MidCap Growth Index. The Fund changed to a small/mid-cap core strategy at the beginning of February 2010 and is currently benchmarked to the Russell 2500 Index. On February 19th, The Hartford Select MidCap Value Fund was also merged into the Fund.

2

Since adopting the new strategy, the Fund has outperformed its benchmark (the Russell 2500 Index) due to strong security selection, primarily in the Information Technology sector. Among the largest contributors to relative performance were overweights (i.e. the Fund’s sector position was greater than the benchmark position) to Travelzoo (Information Technology) and TRW Automotive (Consumer Discretionary). Travelzoo rose steadily on the news that it has more than 1 million unduplicated subscribers in Germany. TRW climbed after it raised its guidance on revenue for future quarters.

Among the largest detractors from relative performance were overweights to Sterling Construction (Industrials) and NRG Energy (Utilities). Sterling Construction dropped after it issued earnings guidance that fell below analyst expectations. Similarly, NRG fell after its quarterly results fell short of analyst expectations.

What is your outlook?

During the past twelve months, the cost of capital continued to decline. For example, mortgage rates dropped to historic lows. Credit spreads also declined as the TED spread (the difference between the interest rates on interbank loans and short-term U.S. government debt or T-bills) dabbled near twenty year lows. This drove risk assets, such as equities, higher.

In this environment it is not surprising that high beta stocks did extremely well. However, stocks attractively priced based on earnings and sales also did well. Stocks that delivered better than expected earnings or that had positive earnings revisions from analysts also performed well over the period. We believe that going forward, this bottom-up, fundamental view of the market will grow in importance as a relative driver of the market. We believe that companies with strong growth, operational efficiency, and valuation fundamentals, particularly cash flow fundamentals, will outperform as we transition from economic recovery to economic expansion. It is our belief that the greatest short-term risk to this strategy is anything that drives investors to seek additional risk, without fully evaluating fundamentals.

The Fund invests in companies that we believe have compelling stock characteristics versus the Russell 2500 Index. The systematic approach weighs more than 80 fundamental characteristics across four broad categories, including business behavior, management behavior, valuation and investor behavior. This analysis is used to build what we consider to be a broadly diversified portfolio of companies, with sector weightings determined largely by the attractiveness of specific stocks within the Fund’s investment universe. We believe this approach will yield attractive risk-adjusted returns relative to the Russell 2500 Index over the long term.

Diversification by Industry
as of October 31, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	2.7%
Banks (Financials)	2.9
Capital Goods (Industrials)	7.8
Commercial & Professional Services (Industrials)	3.7
Consumer Durables & Apparel (Consumer Discretionary)	2.6
Consumer Services (Consumer Discretionary)	2.9
Diversified Financials (Financials)	3.2
Energy (Energy)	6.5
Food & Staples Retailing (Consumer Staples)	1.4
Food, Beverage & Tobacco (Consumer Staples)	1.9
Health Care Equipment & Services (Health Care)	6.5
Household & Personal Products (Consumer Staples)	1.2
Insurance (Financials)	3.0
Materials (Materials)	7.1
Media (Consumer Discretionary)	1.2
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	3.4
Real Estate (Financials)	7.9
Retailing (Consumer Discretionary)	4.7
Semiconductors & Semiconductor Equipment (Information Technology)	3.3
Software & Services (Information Technology)	7.5
Technology Hardware & Equipment (Information Technology)	4.0
Telecommunication Services (Services)	2.1
Transportation (Industrials)	3.7
Utilities (Utilities)	6.8
Short-Term Investments	2.0
Other Assets and Liabilities	–
Total	100.0%

3

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Schedule of Investments October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0%
	Automobiles & Components - 2.7%
6	Autoliv, Inc.	$456
8	BorgWarner, Inc. ●	421
16	Dana Holding Corp. ●	221
4	Fuel Systems Solutions, Inc. ●	177
8	Gentex Corp.	152
7	Lear Corp. ●	597
5	Thor Industries, Inc.	161
12	TRW Automotive Holdings Corp. ●	526
		2,711
	Banks - 2.9%
6	Bank of Hawaii Corp.	272
4	BOK Financial Corp.	162
7	Commerce Bankshares, Inc.	248
8	Community Bank System, Inc.	197
5	Cullen/Frost Bankers, Inc.	241
1	First Citizens Bancshares Class A	227
4	First Financial Bankshares, Inc.	189
35	Huntington Bancshares, Inc.	199
6	Orrstown Financial Services, Inc.	150
3	Park National Corp.	170
5	Prosperity Bancshares, Inc.	159
6	Simmons First National Corp.	173
10	Southside Bancshares, Inc.	185
13	Sterling Bancorp NY	119
12	TCF Financial Corp.	163
9	Trustmark Corp.	193
		3,047
	Capital Goods - 7.8%
3	A.O. Smith Corp.	157
6	Aecom Technology Corp. ●	170
7	AGCO Corp. ●	276
2	Alliant Techsystems, Inc. ●	155
3	AMETEK, Inc.	182
16	Apogee Enterprises	168
6	Applied Industrial Technologies, Inc.	167
5	Armstrong World Industries, Inc. ●	204
9	Briggs & Stratton Corp.	164
6	Chicago Bridge & Iron Co. N.V. ●	156
4	Crane Co.	153
6	DigitalGlobe, Inc. ●	180
6	Donaldson Co., Inc.	312
14	Dynamic Materials Corp.	215
8	EMCOR Group, Inc. ●	209
2	Esterline Technologies Corp. ●	150
5	Fluor Corp.	239
4	GeoEye, Inc. ●	159
6	Harsco Corp.	139
3	Heico Corp.	161
5	Jacobs Engineering Group, Inc. ●	201
5	Kaydon Corp.	164
13	KBR, Inc.	335
7	L.B. Foster Co. Class A ●	226
3	L-3 Communications Holdings, Inc.	200
18	Manitowoc Co., Inc.	195
4	Moog, Inc. Class A ●	158
2	Nacco Industries, Inc. Class A	229
9	Owens Corning, Inc. ●	238
4	Pall Corp.	179
6	Powell Industries, Inc. ●	174
3	Rockwell Collins, Inc.	157
2	SPX Corp.	141
16	Sterling Construction Co., Inc. ●	192
9	Timken Co.	360
4	Toro Co.	201
11	Tutor Perini Corp. ●	263
3	Valmont Industries, Inc.	269
5	Watts Water Technologies, Inc.	184
4	WESCO International, Inc. ●	171
4	Woodward Governor Co.	138
		8,091
	Commercial & Professional Services - 3.7%
6	ABM Industries, Inc.	141
24	ACCO Brands Corp. ●	151
7	Administaff, Inc.	176
23	American Reprographics Co. LLC ●	160
58	EnergySolutions, Inc.	271
7	Equifax, Inc. ●	242
4	IHS, Inc. ●	272
17	Kelly Services, Inc. ●	250
21	Kimball International, Inc.	130
5	Manpower, Inc.	270
6	McGrath RentCorp	164
61	Metalico, Inc. ●	264
8	Pitney Bowes, Inc.	164
9	Robert Half International, Inc.	252
30	SFN Group, Inc. ●	227
14	Standard Parking Corp. ●	231
10	Team, Inc. ●	200
3	United Stationers, Inc. ●	143
6	VSE Corp.	201
		3,909
	Consumer Durables & Apparel - 2.6%
9	Culp, Inc. ●	87
6	Fossil, Inc. ●	360
6	Garmin Ltd.	187
4	Jarden Corp.	138
9	Leggett & Platt, Inc.	176
42	Liz Claiborne, Inc. ●	255
12	Newell Rubbermaid, Inc.	219
8	Oxford Industries, Inc.	189
4	Polaris Industries, Inc.	267
65	Quiksilver, Inc. ●	273
60	Sealy Corp. ●	156
12	Sturm Ruger & Co., Inc.	189
9	The Jones Group, Inc.	129
4	Warnaco Group, Inc. ●	186
		2,811
	Consumer Services - 2.9%
3	Apollo Group, Inc. Class A ●	127
8	Career Education Corp. ●	140
15	Caribou Coffee, Inc. ●	155
2	Chipotle Mexican Grill, Inc. ●	326

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Consumer Services - 2.9% - (continued)
4	Cracker Barrel Old Country Store, Inc.	$207
5	DeVry, Inc.	254
21	Domino's Pizza, Inc. ●	313
15	International Game Technology	226
4	ITT Educational Services, Inc. ●	245
33	Krispy Kreme Doughnuts, Inc. ●	184
2	Panera Bread Co. Class A ●	188
9	Regis Corp.	185
1	Strayer Education, Inc.	143
7	Universal Technical Institute, Inc.	142
6	Wyndham Worldwide Corp.	161
		2,996
	Diversified Financials - 3.2%
63	Advance America Cash Advance Centers, Inc.	313
14	Apollo Investment Corp.	154
9	Artio Global Investors, Inc.	139
6	Cash America International, Inc.	206
12	Discover Financial Services, Inc.	212
11	Eaton Vance Corp.	308
11	First Cash Financial Services, Inc. ●	330
17	Gladstone Capital Corp.	191
12	International Assets Holding Corp. ●	265
6	Invesco Ltd.	145
13	MarketAxess Holdings, Inc.	235
6	Moody's Corp.	157
7	Raymond James Financial, Inc.	203
17	TICC Capital Corp.	181
26	TradeStation Group, Inc. ●	141
6	Waddell and Reed Financial, Inc. Class A	174
		3,354
	Energy - 6.5%
9	Alpha Natural Resources, Inc. ●	426
9	Arch Coal, Inc.	224
6	Atwood Oceanics, Inc. ●	208
13	Cloud Peak Energy, Inc. ●	230
4	Concho Resources, Inc. ●	240
5	Core Laboratories N.V.	383
17	CVR Energy, Inc. ●	165
2	Diamond Offshore Drilling, Inc.	152
5	Dresser-Rand Group, Inc. ●	154
3	FMC Technologies, Inc. ●	224
12	Frontier Oil Corp.	154
12	Green Plains Renewable Energy ●	133
6	Helmerich & Payne, Inc.	243
9	James River Coal Co. ●	151
15	Matrix Service Co. ●	137
3	Murphy Oil Corp.	169
9	Nabors Industries Ltd. ●	190
2	Noble Energy, Inc.	196
4	Oceaneering International, Inc. ●	270
4	Oil States International, Inc. ●	204
4	Peabody Energy Corp.	222
9	REX American Resources Corp. ●	148
7	Southern Union Co.	169
8	Spectra Energy Corp.	190
13	Stone Energy Corp. ●	208
8	Sunoco, Inc.	307
11	Tesoro Corp.	145
17	TETRA Technologies, Inc. ●	170
14	Valero Energy Corp.	257
17	W&T Offshore, Inc.	186
3	Whiting Petroleum Corp. ●	297
10	World Fuel Services Corp.	289
		6,841
	Food & Staples Retailing - 1.4%
4	BJ's Wholesale Club, Inc. ●	163
3	Nash Finch Co.	141
5	Ruddick Corp.	157
12	Safeway, Inc.	270
19	Supervalu, Inc.	206
4	The Andersons, Inc.	142
6	Village Super Market, Inc.	176
4	Weis Markets	164
		1,419
	Food, Beverage & Tobacco - 1.9%
7	Cal-Maine Foods, Inc.	214
4	Corn Products International, Inc.	175
26	Darling International, Inc. ●	260
14	Del Monte Foods Co.	195
4	Hormel Foods Corp.	188
3	Lancaster Colony Corp.	158
2	Lorillard, Inc.	188
15	Sara Lee Corp.	208
6	Seneca Foods Corp. ●	150
17	Tyson Foods, Inc. Class A	261
		1,997
	Health Care Equipment & Services - 6.5%
9	Align Technology, Inc. ●	150
5	Almost Family, Inc. ●	164
18	America Service Group, Inc.	280
4	Amerigroup Corp. ●	171
11	Bio-Reference Laboratories ●	233
6	Catalyst Health Solutions ●	208
3	Chemed Corp.	165
63	Clarient, Inc. ●	316
7	Community Health Systems, Inc. ●	224
7	CONMED Corp. ●	160
10	Coventry Health Care, Inc. ●	227
4	Emergency Medical Services ●	223
49	Five Star Quality Care, Inc. ●	264
7	Gentiva Health Services, Inc. ●	156
10	Health Net, Inc. ●	258
20	Hologic, Inc. ●	320
5	Humana, Inc. ●	315
8	Invacare Corp.	214
19	Kindred Healthcare, Inc. ●	260
5	LifePoint Hospitals, Inc. ●	170
3	Magellan Health Services, Inc. ●	149
6	Masimo Corp.	178
11	Owens & Minor, Inc.	316
11	Patterson Cos., Inc.	296
15	PharMerica Corp. ●	149
11	PSS World Medical, Inc. ●	269
10	Res-Care, Inc. ●	138
7	Resmed, Inc. ●	229
35	Spectranetics Corp. ●	164
21	Sun Healthcare Group, Inc. ●	203
35	Tenet Healthcare Corp. ●	153
		6,722

The accompanying notes are an integral part of these financial statements.

5

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Schedule of Investments – (continued) October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Household & Personal Products - 1.2%
3	Church & Dwight Co., Inc.	$217
2	Energizer Holdings, Inc. ●	177
6	Herbalife Ltd.	357
6	Nu Skin Enterprises, Inc. Class A	193
22	Prestige Brands Holdings, Inc. ●	232
		1,176
	Insurance - 3.0%
3	Allied World Assurance Holdings Ltd.	155
8	American Financial Group, Inc.	255
3	Arch Capital Group Ltd. ●	250
6	Aspen Insurance Holdings Ltd.	164
9	Axis Capital Holdings Ltd.	296
26	CNO Financial Group, Inc. ●	141
3	Endurance Specialty Holdings Ltd.	140
15	Flagstone Reinsurance Holdings	167
6	HCC Insurance Holdings, Inc.	146
15	Hilltop Holdings, Inc. ●	147
8	Horace Mann Educators Corp.	148
18	Maiden Holdings Ltd.	139
7	Protective Life Corp.	173
7	Reinsurance Group of America, Inc.	356
9	Selective Insurance Group	152
4	Transatlantic Holdings, Inc.	189
7	United Fire & Casualty	137
		3,155
	Materials - 7.1%
9	AEP Industries, Inc. ●	231
3	Airgas, Inc.	234
5	Albemarle Corp.	271
3	AptarGroup, Inc.	148
4	Ashland, Inc.	212
7	Ball Corp.	448
9	Bemis Co., Inc.	280
34	Boise, Inc. ●	245
3	Clearwater Paper Corp. ●	280
10	Commercial Metals Co.	143
13	Crown Holdings, Inc. ●	428
3	Cytec Industries, Inc.	154
2	Eastman Chemical Co.	188
4	Ecolab, Inc.	173
12	Graham Packaging Co., Inc. ●	142
68	Headwaters, Inc. ●	230
6	International Flavors & Fragrances, Inc.	306
9	International Paper Co.	225
7	Koppers Holdings, Inc.	205
16	Metals USA Holdings Corp. ●	187
5	Minerals Technologies, Inc.	278
6	Nalco Holding Co.	172
6	Noranda Aluminium Holding Corp. ●	60
22	Omnova Solutions, Inc. ●	173
6	Owens-Illinois, Inc. ●	157
5	Reliance Steel & Aluminum	226
13	Sealed Air Corp.	296
5	Sensient Technologies Corp.	176
3	Sherwin-Williams Co.	204
9	Sonoco Products Co.	286
9	Titanium Metals Corp. ●	167
5	Walter Energy, Inc.	422
		7,347
	Media - 1.2%
6	Arbitron, Inc.	162
15	Carmike Cinemas, Inc. ●	123
10	DISH Network Corp.	193
19	Gannett Co., Inc.	227
26	Interpublic Group of Cos., Inc. ●	272
9	Valassis Communications, Inc. ●	287
		1,264
	Pharmaceuticals, Biotechnology & Life Sciences - 3.4%
5	Alexion Pharmaceuticals, Inc. ●	343
33	Cambrex Corp. ●	150
3	Cephalon, Inc. ●	213
10	Cepheid, Inc. ●	220
9	Charles River Laboratories International, Inc. ●	282
8	Endo Pharmaceuticals Holdings, Inc. ●	280
5	Forest Laboratories, Inc. ●	165
7	Human Genome Sciences, Inc. ●	185
11	Incyte Corp. ●	184
20	King Pharmaceuticals, Inc. ●	280
4	Life Technologies Corp. ●	211
1	Mettler-Toledo International, Inc. ●	176
11	Myriad Genetics, Inc. ●	221
8	PerkinElmer, Inc.	197
8	Warner Chilcott plc	194
4	Watson Pharmaceuticals, Inc. ●	168
		3,469
	Real Estate - 7.9%
9	Agree Realty Corp.	217
2	Alexandria Real Estate Equities, Inc.	178
6	AMB Property Corp.	175
15	Ashford Hospitality ●	153
5	BRE Properties	206
4	Camden Property Trust	183
20	CB Richard Ellis Group, Inc. Class A ●	375
11	Colonial Properties Trust	196
6	CommonWealth REIT	160
43	DCT Industrial Trust, Inc.	215
6	Digital Realty Trust, Inc.	370
12	Douglas Emmett, Inc.	210
8	DuPont Fabros Technology, Inc.	201
18	Education Realty Trust, Inc.	138
3	Equity Lifestyle Properties, Inc.	198
3	Equity Residential Properties Trust	146
2	Essex Property Trust, Inc.	192
9	Extra Space Storage, Inc.	149
4	Federal Realty Investment Trust	344
64	Glimcher Realty Trust	484
8	Government Properties Income Trust	207
5	Health Care, Inc.	273
24	Investors Real Estate Trust	213
2	Jones Lang LaSalle, Inc.	179
5	Liberty Property Trust	177
10	Macerich Co.	426
4	Nationwide Health Properties, Inc.	172
8	Omega Healthcare Investors, Inc.	190
4	PS Business Parks, Inc.	259
10	Rayonier, Inc.	517
7	Realty Income Corp.	254
4	Saul Centers, Inc.	154
3	SL Green Realty Corp.	205

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Real Estate - 7.9% - (continued)
4	Sovran Self Storage, Inc.	$149
8	Sun Communities, Inc.	266
13	UMH Properties, Inc.	143
		8,274
	Retailing - 4.7%
8	Aeropostale, Inc. ●	185
4	Bed Bath & Beyond, Inc. ●	176
5	Big Lots, Inc. ●	170
11	CarMax, Inc. ●	348
7	Cato Corp.	188
17	Chico's FAS, Inc.	167
10	Collective Brands, Inc. ●	147
7	Core-Mark Holding Co., Inc. ●	217
8	Dress Barn, Inc. ●	172
7	DSW, Inc. ●	223
3	Family Dollar Stores, Inc.	152
11	GameStop Corp. Class A ●	209
5	Genuine Parts Co.	220
3	Gymboree Corp. ●	208
14	Kirklands, Inc. ●	186
8	Nutri/System, Inc.	149
9	PetSmart, Inc.	352
6	Rent-A-Center, Inc.	158
5	Ross Stores, Inc.	271
16	Sally Beauty Co., Inc. ●	189
7	Shoe Carnival, Inc. ●	155
13	The Finish Line, Inc.	193
4	Tractor Supply Co.	158
5	Urban Outfitters, Inc. ●	142
58	Wet Seal, Inc. Class A ●	203
		4,938
	Semiconductors & Semiconductor Equipment - 3.3%
11	Actel Corp. ●	233
25	Advanced Micro Devices, Inc. ●	180
50	Atmel Corp. ●	447
12	ATMI, Inc. ●	210
10	Ceva, Inc. ●	194
21	GT Solar International, Inc. ●	175
7	Maxim Integrated Products, Inc.	158
9	Microsemi Corp. ●	170
55	Microtune, Inc. ●	160
8	MKS Instruments, Inc. ●	165
51	Photronics, Inc. ●	323
40	PLX Technology, Inc. ●	141
27	PMC - Sierra, Inc. ●	205
35	RF Micro Devices, Inc. ●	254
36	Silicon Image, Inc. ●	221
10	Skyworks Solutions, Inc. ●	236
		3,472
	Software & Services - 7.5%
9	Amdocs Ltd. ●	275
6	Ansys, Inc. ●	273
76	Art Technology Group, Inc. ●	317
7	Blackbaud, Inc.	171
14	Bottomline Technologies, Inc. ●	253
38	CIBER, Inc. ●	138
3	Citrix Systems, Inc. ●	186
10	Commvault Systems, Inc. ●	283
17	CSG Systems International, Inc. ●	333
19	Deltek, Inc. ●	149
18	Epicor Software Corp. ●	168
3	Factset Research Systems, Inc.	228
6	Gartner, Inc. Class A ●	181
8	Global Payments, Inc.	321
8	Informatica Corp. ●	309
37	Internap Network Services Corp. ●	185
5	j2 Global Communications, Inc. ●	144
29	Lawson Software, Inc. ●	254
8	Manhattan Associates, Inc. ●	259
3	MAXIMUS, Inc.	163
4	McAfee, Inc. ●	170
4	Micros Systems ●	198
7	Neustar, Inc. ●	186
11	Opnet Technologies, Inc.	220
6	Progress Software Corp. ●	229
6	Red Hat, Inc. ●	267
10	Solarwinds, Inc. ●	183
17	Synopsys, Inc. ●	425
30	Tier TeleCommunication Technologies, Inc. Systems, Inc. Class A ●	161
25	Tier Technologies, Inc.●	144
17	Total System Services, Inc.	271
9	Travelzoo, Inc. ●	306
50	United Online, Inc.	308
6	VeriFone Systems, Inc. ●	196
		7,854
	Technology Hardware & Equipment - 4.0%
3	Amphenol Corp. Class A	161
14	Arris Group, Inc. ●	128
5	Black Box Corp.	180
8	Blue Coat Systems, Inc. ●	218
23	Brightpoint, Inc. ●	173
27	Brocade Communications Systems, Inc. ●	169
9	Echostar Corp. ●	200
11	Electro Rent Corp.	165
18	Emulex Corp. ●	202
6	FLIR Systems, Inc. ●	167
10	Jabil Circuit, Inc.	147
6	Lexmark International, Inc. ADR ●	224
9	Molex, Inc.	183
7	Multi-Fineline Electronix, Inc. ●	167
4	Plantronics, Inc.	136
13	QLogic Corp. ●	220
6	Riverbed Technology, Inc. ●	331
33	Seagate Technology ●	481
5	Sycamore Networks, Inc.	146
17	Tellabs, Inc.	116
10	Tessco Technologies, Inc.	146
		4,060
	Telecommunication Services - 2.1%
4	AboveNet, Inc. ●	213
62	Cincinnati Bell, Inc. ●	151
46	Frontier Communications Corp.	402
20	Premiere Global Services, Inc. ●	138
35	Qwest Communications International, Inc..	231
8	SBA Communications Corp. ●	330
7	Syniverse Holdings, Inc. ●	219
10	USA Mobility, Inc.	163
54	Vonage Holdings Corp. ●	139
12	Windstream Corp.	147
		2,133

The accompanying notes are an integral part of these financial statements.

7

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Schedule of Investments – (continued) October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 98.0% - (continued)
	Transportation - 3.7%
4	C.H. Robinson Worldwide, Inc.		$269
13	Celadon Group, Inc. ●		169
14	Dynamex, Inc. ●		286
4	Expeditors International of Washington, Inc.		212
5	Forward Air Corp.		145
13	Heartland Express, Inc.		191
32	Horizon Lines, Inc. Class A		139
7	Hub Group, Inc. ●		216
11	J.B. Hunt Transport Services, Inc.		385
5	Kansas City Southern ●		220
8	Knight Transportation, Inc.		150
4	Landstar System, Inc.		158
12	Park-Ohio Holdings Corp. ●		197
3	Ryder System, Inc.		136
14	United Continental Holdings, Inc. ●		398
20	US Airways Group, Inc. ●		234
9	UTI Worldwide, Inc.		179
7	Werner Enterprises, Inc.		156
			3,840
	Utilities - 6.8%
29	AES Corp. ●		350
4	AGL Resources, Inc.		161
8	Alliant Energy Corp.		289
8	American Water Works Co., Inc.		193
7	Avista Corp.		153
29	CenterPoint Energy, Inc.		472
11	CMS Energy Corp.		200
9	DPL, Inc.		225
4	Edison International		144
6	El Paso Electric Co. ●		153
6	Energen Corp.		288
5	FirstEnergy Corp.		185
3	Integrys Energy Group, Inc.		138
2	ITC Holdings Corp.		150
13	MDU Resources Group, Inc.		258
5	National Fuel Gas Co.		283
3	New Jersey Resources Corp.		138
7	Northeast Utilities		210
8	NRG Energy, Inc. ●		155
7	Nstar Co.		279
10	Oneok, Inc.		495
8	Pinnacle West Capital Corp.		338
7	Portland General Electric Co.		142
10	PPL Corp.		266
16	Questar Corp.		270
7	SCANA Corp.		265
21	TECO Energy, Inc.		364
6	UniSource Energy Corp.		204
7	Vectren Corp.		194
4	WGL Holdings, Inc.		162
			7,124
	Total common stocks
	(cost $92,945)		$102,004
	Total long-term investments
	(cost $92,945)		$102,004

SHORT-TERM INVESTMENTS - 2.0%
	Repurchase Agreements - 1.7%
	BNP Paribas Securities Corp. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $433, collateralized by U.S.
	Treasury Bond 6.25%, 2030, value of $446)
$433	0.21%, 10/31/2010		$433
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $433,
	collateralized by U.S. Treasury Bill 1.50%,
	2010, U.S. Treasury Note 1.88%, 2017,
	value of $440)
433	0.21%, 10/31/2010		433
	RBS Greenwich Capital Markets TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $269,
	collateralized by U.S. Treasury Note 4.25%,
	2014, value of $275)
269	0.20%, 10/31/2010		269
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $651, collateralized by U.S.
	Treasury Note 0.88% - 3.25%, 2012 - 2016,
	value of $664)
651	0.21%, 10/31/2010		651
			1,786
	U.S. Treasury Bills – 0.3%
300	0.12%, 1/27/2011 □○		300
	Total short-term investments
	(cost $2,086)		$2,086
	Total investments
	(cost $95,031) ▲	100.0%	$104,090
	Other assets and liabilities	–%	(37)
	Total net assets	100.0%	$104,053
The accompanying notes are an integral part of these financial statements.

8

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 0.4% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $95,767 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$10,765
Unrealized Depreciation	(2,442)
Net Unrealized Appreciation	$8,323

•	Currently non-income producing.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

□	Security pledged as initial margin deposit for open futures contracts at October 31, 2010 as follows:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini	10	Long	12/17/2010	$702	$654	$48
S&P Mid 400 Mini	13	Long	12/17/2010	1,076	1,016	60
						$108

*	The number of contracts does not omit 000's.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$102,004	$102,004	$–	$–
Short-Term Investments	2,086	–	2,086	–
Total	$104,090	$102,004	$2,086	$–
Futures *	108	108	–	–
Total	$108	$108	$–	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

10

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $95,031)	$104,090
Cash	2
Receivables:
Fund shares sold	70
Dividends and interest	45
Variation margin	10
Other assets	73
Total assets	104,290
Liabilities:
Payables:
Fund shares redeemed	186
Investment management fees	13
Distribution fees	4
Variation margin	1
Accrued expenses	33
Total liabilities	237
Net assets	$104,053
Summary of Net Assets:
Capital stock and paid-in-capital	$129,604
Accumulated undistributed net investment income	177
Accumulated net realized loss on investments	(34,895)
Unrealized appreciation of investments	9,167
Net assets	$104,053

Shares authorized	800,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.37/$9.92
Shares outstanding	4,915
Net assets	$46,068
Class B: Net asset value per share	$9.04
Shares outstanding	600
Net assets	$5,420
Class C: Net asset value per share	$8.97
Shares outstanding	1,118
Net assets	$10,025
Class Y: Net asset value per share	$9.60
Shares outstanding	4,430
Net assets	$42,540

The accompanying notes are an integral part of these financial statements.

11

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$1,220
Interest	3
Less: Foreign tax withheld	(1)
Total investment income	1,222
Expenses:
Investment management fees	610
Transfer agent fees	169
Distribution fees
Class A	99
Class B	51
Class C	87
Custodian fees	18
Accounting services fees	10
Registration and filing fees	59
Board of Directors' fees	2
Audit fees	6
Other expenses	26
Total expenses (before waivers and fees paid indirectly)	1,137
Expense waivers	(81)
Transfer agent fee waivers	(11)
Custodian fee offset	—
Total waivers and fees paid indirectly	(92)
Total expenses, net	1,045
Net Investment Income	177
Net Realized Gain on Investments and Other Financial Instruments:
Net realized gain on investments in securities	17,078
Net realized gain on futures	205
Net Realized Gain on Investments and Other Financial Instruments	17,283
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments:
Net unrealized depreciation of investments	(1,653)
Net unrealized appreciation of futures	108
Net Changes in Unrealized Depreciation of Investments and Other Financial Instruments	(1,545)
Net Gain on Investments and Other Finanical Instruments	15,738
Net Increase in Net Assets Resulting from Operations	$15,915

The accompanying notes are an integral part of these financial statements.

12

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Statement of Changes in Net Assets

(000’s Omitted)

	For the		For the
	Year Ended		Year Ended
	October 31, 2010		October 31, 2009
Operations:
Net investment income (loss)	$177		$(30)
Net realized gain (loss) on investments and other financial instruments	17,283		(10,858)
Net unrealized appreciation (depreciation) of investments and other financial instruments	(1,545)		16,372
Net Increase In Net Assets Resulting From Operations	15,915		5,484
Capital Share Transactions:
Class A	12,741	*	252
Class B	1,031	†	189
Class C	2,555	‡	1,782
Class Y	35,368	§	1,710
Net increase from capital share transactions	51,695		3,933
Net Increase In Net Assets	67,610		9,417
Net Assets:
Beginning of period	36,443		27,026
End of period	$104,053		$36,443
Accumulated undistributed (distribution in excess of) net investment income (loss)	$177		$—

*	Includes merger activity in the amount of $15,788.
†	Includes merger activity in the amount of $2,209.
‡	Includes merger activity in the amount of $3,087.
§	Includes merger activity in the amount of $31,354.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Notes to Financial Statements October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Small/Mid Cap Equity Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading

14

restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

15

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

e)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund had no investments in indexed securities as of October 31, 2010.

f)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund

16

identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund had no outstanding when-issued or delayed delivery securities as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

i)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Equity contracts	Summary of Net Assets - Unrealized appreciation	108

The volume of derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

17

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	$—	$—	$205	$—	$—	$205
Total	$—	$—	$205	$—	$—	$205

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Equity contracts	—	—	108	—	—	$108
Total	$—	$—	$108	$—	$—	$108

j)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2010.

4.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal

18

income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Components of Distributable Earnings – The Fund’s components of distributable earnings (deficit) on a tax basis at October 31, 2010, were as follows:

Amount
Undistributed Ordinary Income	$177
Accumulated Capital Losses *	(34,051)
Unrealized Appreciation †	8,323
Total Accumulated Deficit	$(25,551)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs,  RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Net Realized Gain (Loss) on Investments	$1,738
Capital Stock and Paid-In-Capital	(1,738)

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$6,054
2017	27,997
Total	$34,051

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2010, the Fund had $1,732 in expired capital loss carryforwards and utilized $16,203 of prior year capital loss carryforwards.

19

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

5.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.75%
On next $500 million	0.70%
On next $4 billion	0.65%
On next $5 billion	0.63%
Over $10 billion	0.62%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.30%	2.05%	2.05%	0.85%

20

From February 20, 2010, through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.30%	2.05%	2.05%	0.90%

From November 1, 2009 through February 19, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class Y
1.35%	2.10%	2.10%	0.95%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,	October 31,
	2010	2009	2008	2007	2006
Class A Shares	1.31%	1.21%	1.35%	1.36%	1.48%
Class B Shares	2.06	1.59	1.82	1.95	2.09
Class C Shares	2.06	1.88	1.99	2.11	2.23
Class Y Shares	0.87	0.95	0.95	1.01	1.08

e)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $151 and contingent deferred sales charges of $16 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

21

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $10. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

g)	Payment from Affiliate – On April 20, 2007, the Fund had trading reimbursements relating to the change in portfolio managers of the Fund.

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for	Total Return Excluding Payment from
	Trading Reimbursements for the	Affiliate for the
	Year Ended	Year Ended
	October 31, 2007	October 31, 2007
Class A	0.13%	25.00%
Class B	0.13	23.67
Class C	0.13	23.77
Class Y	0.13	23.35

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$343,867
Sales Proceeds Excluding U.S. Government Obligations	300,398

22

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,109	—	(1,459)	1,898	1,548	2,017	—	(2,176)	—	(159)
Amount	$9,396	$—	$(12,443)	$15,788	$12,741	$12,998	$—	$(12,746)	$—	$252
Class B
Shares	57	—	(198)	274	133	189	—	(161)	—	28
Amount	$469	$—	$(1,647)	$2,209	$1,031	$1,168	$—	$(979)	$—	$189
Class C
Shares	249	—	(318)	386	317	624	—	(336)	—	288
Amount	$2,045	$—	$(2,577)	$3,087	$2,555	$3,851	$—	$(2,069)	$—	$1,782
Class Y
Shares	501	—	(30)	3,689	4,160	270	—	(22)	—	248
Amount	$4,296	$—	$(282)	$31,354	$35,368	$1,889	$—	$(179)	$—	$1,710
Total
Shares	1,916	—	(2,005)	6,247	6,158	3,100	—	(2,695)	—	405
Amount	$16,206	$—	$(16,949)	$52,438	$51,695	$19,906	$—	$(15,973)	$—	$3,933

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	25	$216
For the Year Ended October 31, 2009	18	$113

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

9.	Fund Merger:

Reorganization of The Hartford Select MidCap Value Fund into the Fund: At a meeting held on November 5, 2009, the Board of Directors of the Company approved a Form of Agreement and Plan of Reorganization (“Reorganization Agreement”) that provided for the reorganization of a series of the Company, The Hartford Select MidCap Value Fund (“Target Fund”), into another series of the Company, the Fund (“Acquiring Fund”) (the “Reorganization). The reorganization did not require shareholder approval by the shareholders of The Hartford Select MidCap Value Fund or the Fund.

Pursuant to the Reorganization Agreement, on February 19, 2010, each holder of Class A, Class B, Class C and Class Y shares of The Hartford Select MidCap Value Fund became the owner of full and fractional shares of the corresponding class in the Fund having an equal aggregate value.

23

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

This merger was accomplished by tax free exchange as detailed below:

			Net assets of
		Net assets of	Acquiring		Acquiring Fund
	Net assets of Target	Acquiring Fund	Fund		shares issued to the
	Fund on Merger	Immediately before	immediately	Target Fund shares	Target Fund's
	Date	merger	after merger	exchanged	shareholders
Class A	$15,788	$29,481	$45,269	1,801	1,898
Class B	2,209	3,650	5,859	257	274
Class C	3,087	6,702	9,789	358	386
Class Y	31,354	5,120	36,474	3,584	3,689
Total	$52,438	$44,953	$97,391	6,000	6,247

The Hartford Select MidCap Value Fund had the following unrealized depreciation, accumulated net realized losses and capital stock as of February 19, 2010:

	Unrealized	Accumulated Net
	Appreciation	Realized Gains
Fund	(Depreciation)	(Losses)	Capital Stock	Total
Target Fund	$6,830	$(36,663)	$82,271	$52,438

Assuming the acquisition had been completed on November 1, 2009, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended October 31, 2010, are as follows:

			Net increase in net assets
Fund	Net Investment Income	Net gain on investments	resulting from operations
Acquiring Fund	$368	$22,533	$22,901

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practical to separate the amounts of revenue and earnings of The Hartford Select MidCap Value Fund that have been included in the Fund’s statement of operations since February 19, 2010.

10.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

24

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

25

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	From Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$7.49	$0.02	$–	$1.86	$1.88	$–	$–	$–	$–	$1.88	$9.37
B	7.27	(0.05)	–	1.82	1.77	–	–	–	–	1.77	9.04
C	7.21	(0.04)	–	1.80	1.76	–	–	–	–	1.76	8.97
Y	7.64	0.05	–	1.91	1.96	–	–	–	–	1.96	9.60

For the Year Ended October 31, 2009 (E)
A	6.04	–	–	1.45	1.45	–	–	–	–	1.45	7.49
B	5.89	(0.02)	–	1.40	1.38	–	–	–	–	1.38	7.27
C	5.86	(0.04)	–	1.39	1.35	–	–	–	–	1.35	7.21
Y	6.15	0.01	–	1.48	1.49	–	–	–	–	1.49	7.64

For the Year Ended October 31, 2008
A	12.73	–	–	(5.11)	(5.11)	–	(1.58)	–	(1.58)	(6.69)	6.04
B	12.50	(0.06)	–	(4.97)	(5.03)	–	(1.58)	–	(1.58)	(6.61)	5.89
C	12.46	(0.08)	–	(4.94)	(5.02)	–	(1.58)	–	(1.58)	(6.60)	5.86
Y	12.88	0.05	–	(5.20)	(5.15)	–	(1.58)	–	(1.58)	(6.73)	6.15

For the Year Ended October 31, 2007
A	11.28	(0.05)	–	1.98	1.93	–	(0.48)	–	(0.48)	1.45	12.73
B	11.14	(0.11)	–	1.95	1.84	–	(0.48)	–	(0.48)	1.36	12.50
C	11.13	(0.13)	–	1.94	1.81	–	(0.48)	–	(0.48)	1.33	12.46
Y	11.36	(0.57)	–	2.57	2.00	–	(0.48)	–	(0.48)	1.52	12.88

For the Year Ended October 31, 2006
A	10.14	(0.08)	–	1.32	1.24	–	(0.10)	–	(0.10)	1.14	11.28
B	10.08	(0.15)	–	1.31	1.16	–	(0.10)	–	(0.10)	1.06	11.14
C	10.08	(0.15)	–	1.30	1.15	–	(0.10)	–	(0.10)	1.05	11.13
Y	10.17	(0.04)	–	1.33	1.29	–	(0.10)	–	(0.10)	1.19	11.36
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)
Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. (E) Per share amounts have been calculated using average shares outstanding method.

(F)
During the year ended October 31, 2010, the Fund incurred $45.6 million in purchases associated with the transition of assets from The Hartford Select MidCap Value Fund, which merged into the Fund on February 19, 2010. These purchases are excluded from the portfolio turnover calculation.

(G)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.

26

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
			Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net Investment	Portfolio
		Net Assets at End of	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Income to Average Net	Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Assets	Rate(D)

25.10%		$46,068	1.45%	1.31%	1.31%	0.19%	689	%(F)
24.35		5,420	2.39	2.06	2.06	(0.55)	–
24.41		10,025	2.22	2.06	2.06	(0.56)	–
25.65		42,540	0.89	0.87	0.87	0.65	–

24.01		25,208	1.76	1.21	1.21	0.03	172
23.43		3,396	2.89	1.59	1.59	(0.37)	–
23.04		5,778	2.59	1.88	1.88	(0.67)	–
24.23		2,061	1.01	0.95	0.95	0.18	–

(45.38)		21,304	1.50	1.35	1.35	0.05	292
(45.59)		2,584	2.56	1.82	1.82	(0.63)	–
(45.67)		3,002	2.39	1.99	1.99	(0.89)	–
(45.12)		136	0.98	0.95	0.95	0.67	–

17.76	(G)	22,074	1.60	1.37	1.37	(0.43)	186
17.15	(G)	4,509	2.55	1.96	1.96	(1.01)	–
16.89	(G)	4,772	2.40	2.12	2.12	(1.17)	–
18.28	(G)	115	1.11	1.03	1.03	(0.44)	–

12.31		23,542	1.69	1.50	1.50	(0.85)	99
11.58		3,725	2.67	2.11	2.11	(1.46)	–
11.48		3,861	2.52	2.26	2.26	(1.60)	–
12.77		28,868	1.13	1.11	1.11	(0.45)	–

27

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund) (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund) of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

28

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

29

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010. James E. Davey (1964) President and Chief Executive Officer since 2010 Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

30

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

31

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Federal Tax Information (Unaudited)

The Fund made no capital gain or income distributions for the fiscal year ended October 31, 2010.

32

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,020.65	$6.62	$1,000.00	$1,018.65	$6.61	1.30%	184	365
Class B	$1,000.00	$1,016.89	$10.42	$1,000.00	$1,014.87	$10.41	2.05	184	365
Class C	$1,000.00	$1,017.08	$10.42	$1,000.00	$1,014.87	$10.41	2.05	184	365
Class Y	$1,000.00	$1,022.41	$4.43	$1,000.00	$1,020.82	$4.43	0.87	184	365

33

The Hartford Small/Mid Cap Equity Fund (formerly known as The Hartford MidCap Growth Fund)
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Small/Mid Cap Equity Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment

34

advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that although the Fund has underperformed over the longer term, the Fund’s recent performance has improved and was comparable to its benchmark and peer group.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

35

The Hartford Small/Mid Cap Equity Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitation for the Fund’s Class Y shares by 0.05%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

36

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Strategic Income Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Strategic Income Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Strategic Income Fund inception 05/31/2007
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks a high level of current income.
Capital appreciation is a secondary objective.

Performance Overview(1) 5/31/07 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the  redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns (2,3,4,5) (as of 10/31/10)

	1	Since
	Year	Inception
Strategic Income A#	12.74%	4.70%
Strategic Income A##	7.66%	3.30%
Strategic Income B#	11.72%	3.83%
Strategic Income B##	6.72%	3.08%
Strategic Income C#	11.89%	3.95%
Strategic Income C##	10.89%	3.95%
Strategic Income I#	12.98%	5.01%
Strategic Income Y#	12.99%	5.91%
Barclays Capital U.S. Aggregate Bond Index	8.01%	7.37%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)	Class Y shares commenced operations on 8/31/07.

Portfolio Managers
Michael Bacevich	Nasri Toutoungi	Joseph Portera
Managing Director	Managing Director	Executive Vice President
Michael Gray, CFA
Managing Director

How did the Fund perform?

The Class A shares of The Hartford Strategic Income Fund returned 12.74%, before sales charge, for the twelve-month period ended October 31, 2010, versus the Fund’s benchmark, which returned 8.01%, and the 13.57% average return of the Lipper Multi-Sector Income Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The twelve-month period ended October 31, 2010 can be segmented into three distinct periods. The first period, October 2009 through March 2010, was characterized by economic and corporate optimism. Risky asset classes performed well, including a rise in most equity prices and a general tightening of credit spreads. Interest rates rose over this period as market participants began to price in a robust recovery. Duration and yield curve positioning was managed tactically but there was little net impact to performance over this first period. Out of benchmark

2

allocations to High Yield bonds, Bank Loans and an allocation to Commercial Mortgage Backed Securities (CMBS) added to performance during this time.

The second period, April 2010 through June 2010, was characterized by a sharp selloff of risk assets and a corresponding flight to U.S. Treasuries by investors. Financial contagion concerns grew as Greece appeared at risk of restructuring its debt. Meanwhile, concerns over financial reform had many investors moving to the relative safe harbor of U.S. Treasuries. Given the potential for a decline across spread sectors, the Fund’s allocation to these sectors was reduced. The Fund reduced its allocation to Emerging Markets and Bank Loans. Despite the marginal reduction in risk assets, the Fund maintained a sizeable out of benchmark allocation to High Yield bonds. The Fund’s out of benchmark allocations to these credit sectors, in particular High Yield bonds, detracted from performance. The Fund’s yield curve and duration positioning throughout this second period contributed to performance.

The final period, July 2010 through October 2010, was characterized by the implications of the U.S. Federal Reserve Bank’s (Fed) proposal of a second round of quantitative easing (QE2), a massive Treasury purchase program. Both risk assets and U.S. Treasuries improved as market participants factored in economic and market support. Over this period, the Fund maintained its allocation to High Yield bonds and added to Emerging Markets, thereby increasing its overall credit spread sensitivity. Additionally, the Fund increased its duration. Both of these decisions contributed favorably to performance during this last period.

Year over year, in general, all credit sectors produced positive returns over the benchmark. The Barclays High Yield Corporate Index and Barclays Investment Grade CMBS Index produced excess returns of 12.4% and 15.1%, respectively. The Fund maintained overweight (i.e. the Fund’s sector position was greater than the benchmark position) or out of benchmark allocations to these and other spread sectors throughout the year. Additionally, in general the Fund’s duration positioning and tactical sector allocation shifts were positive contributors to performance throughout the year.

What is the outlook?

We start the next twelve month period with the Fed agreeing to buy almost all new issuance from the U.S. Treasury for the next 6 months, QE2. This should be a powerful wind at our backs, and it should continue to support fixed income assets. Hopefully, longer-term it will also lead to stronger growth and reduce the prospects of a prolonged deflationary environment, which is the Fed’s stated goal in implementing QE2.

We do, however, remain skeptical that QE2 will lead us to sustainable economic expansion and so for now, we will likely remain long duration. We continue to focus on several catalysts for clues as to the direction of the U.S. and global economy and the prospects for financial assets. Small business confidence, employment and the consumer dominate our strategic view as the “normal” route out of economic malaise and towards sustainable growth. We believe increases in consumer and small business confidence and spending will determine the course of rates and our relative positioning once the Fed completes this second round of purchases.

Distribution by Credit Quality
as of October 31, 2010
Percentage of
Credit Rating *	Net Assets
Aaa / AAA	3.9%
Aa / AA	0.5
A	6.5
Baa / BBB	19.0
Ba / BB	14.9
B	25.7
Caa / CCC or Lower	9.0
Unrated	1.5
U.S. Government Securities	15.1
Cash	3.2
Other Assets & Liabilities	0.7
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long-term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes cash-like instruments and other short-term instruments.

Diversification by Security Type
as of October 31, 2010
Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	8.1%
Call Options Purchased	0.1
Common Stocks	0.0
Corporate Bonds: Investment Grade	22.5
Corporate Bonds: Non-Investment Grade	44.9
Preferred Stocks	0.3
Put Options Purchased	0.1
Senior Floating Rate Interests: Non-Investment Grade	5.5
U.S. Government Agencies	1.0
U.S. Government Securities	13.9
Warrants	0.0
Short-Term Investments	2.9
Other Assets and Liabilities	0.7
Total	100.0%

3

Diversification by Industry
as of October 31, 2010
Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	2.2%
Administrative Waste Management and Remediation	0.5
Agriculture, Construction, Mining and Machinery	0.3
Agriculture, Forestry, Fishing and Hunting	1.2
Air Transportation	0.7
Apparel Manufacturing	0.2
Arts, Entertainment and Recreation	3.8
Beverage and Tobacco Product Manufacturing	0.8
Chemical Manufacturing	2.6
Computer and Electronic Product Manufacturing	1.4
Construction	0.6
Finance and Insurance	17.8
Food Manufacturing	0.4
Food Services	0.6
Foreign Governments	9.6
Health Care and Social Assistance	2.5
Information	10.7
Machinery Manufacturing	0.3
Management of Companies and Enterprises	0.3
Mining	2.9
Miscellaneous Manufacturing	0.6
Motor Vehicle & Parts Manufacturing	0.8
Paper Manufacturing	0.7
Petroleum and Coal Products Manufacturing	6.9
Pipeline Transportation	1.5
Primary Metal Manufacturing	1.3
Printing and Related Support Activities	0.1
Professional, Scientific and Technical Services	1.5
Real Estate and Rental and Leasing	0.6
Retail Trade	3.4
Truck Transportation	0.4
U.S. Government Agencies	1.0
U.S. Government Securities	13.9
Utilities	2.9
Water Transportation	0.4
Wholesale Trade	0.5
Other Securities
Automobiles & Components	0.0
Banks	0.3
Food, Beverage & Tobacco	0.0
Foreign Currency Option Contract	0.1
Future Option Contract	0.1
Software & Services	0.0
Short-Term Investments	2.9
Other Assets and Liabilities	0.7
Total	100.0%

4

The Hartford Strategic Income Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.1%
	Finance and Insurance - 8.1%
	Ally Automotive Receivables Trust
$200	3.00%, 10/15/2015 ■	$209
	Banc of America Commercial Mortgage, Inc.
190	5.48%, 01/15/2049	182
	Banc of America Large Loan
520	5.33%, 12/16/2043 ■	481
	Bank of America Automotive Trust
700	3.03%, 10/15/2016 ■	729
	Bank of America Credit Card Trust
500	5.17%, 06/15/2019	584
	Bayview Financial Acquisition Trust
250	8.05%, 08/28/2047	45
	Bear Stearns Commercial Mortgage
	Securities, Inc.
905	5.81%, 06/12/2043	990
	Citigroup Commercial Mortgage Trust
870	5.70%, 12/10/2049 Δ	894
540	5.73%, 03/15/2049 Δ	542
	Citigroup Commercial Mortgage Trust Class A4
1,000	6.09%, 12/10/2049 Δ	1,084
	Citigroup/Deutsche Bank Commercial Mortgage Trust
1,140	5.32%, 12/11/2049	1,189
600	5.35%, 01/15/2046 Δ	649
340	5.62%, 10/15/2048	368
755	5.89%, 11/15/2044	816
	Commercial Mortgage Pass-Through Certificates
290	4.72%, 03/10/2039	307
235	5.24%, 10/01/2020 ■☼	238
2,501	5.30%, 09/01/2020 ■►☼	285
140	5.78%, 10/01/2020 ■☼	144
640	5.81%, 12/10/2049 Δ	693
2,699	8.25%, 10/01/2020 ■►☼	118
	Credit Suisse Mortgage Capital Certificates
888	5.31%, 12/15/2039	935
465	5.34%, 12/15/2039	429
	Credit-Based Asset Servicing and Securitization
73	0.53%, 05/25/2036 ■Δ	48
	Crest Clarendon Street
421	0.77%, 12/28/2017 ■Δ	400
	CW Capital Cobalt Ltd.
460	5.48%, 04/15/2047	482
	GE Capital Credit Card Master Note Trust
600	3.69%, 07/15/2015	626
	GMAC Mortgage Corp. Loan Trust
446	6.05%, 12/25/2037 Δ	269
	Goldman Sachs Mortgage Securities Corp. II
655	5.56%, 11/10/2039	708
4,099	6.00%, 08/10/2020 ■►	385
	Greenwich Capital Commercial Funding Corp.
622	0.00%, 11/05/2021 ⌂●	–
910	5.44%, 03/10/2039 Δ	973
1,450	5.88%, 07/10/2038 Δ	1,596
	IMPAC Commercial Mortgage Backed Trust
255	1.76%, 02/25/2036 Δ	141
	JP Morgan Chase Commercial Mortgage Securities Corp.
1,733	0.76%, 02/15/2019 ■Δ	1,562
354	4.72%, 01/15/2038	376
280	5.32%, 12/15/2044 Δ	261
760	5.34%, 05/15/2047	800
280	5.40%, 05/15/2045	306
796	5.42%, 01/15/2049	833
915	5.43%, 12/12/2043	983
375	5.46%, 01/15/2049 Δ	350
455	5.46%, 12/12/2043	435
295	5.72%, 11/15/2043 ■Δ	294
1,270	6.00%, 09/15/2020 ■►	139
1,360	10.00%, 10/15/2020 ■►	56
	LB-UBS Commercial Mortgage Trust
620	5.42%, 02/15/2040 Δ	664
500	5.43%, 02/15/2040	527
	Lehman Brothers Small Balance Commercial
307	5.91%, 06/25/2037 ■	267
	MBNA Credit Card Master Note Trust
300	6.80%, 07/15/2014	318
	Merrill Lynch Mortgage Trust
355	5.11%, 07/12/2038 Δ	360
975	5.83%, 06/12/2050 Δ	961
	Merrill Lynch/Countrywide Commercial Mortgage Trust
535	5.20%, 12/12/2049	473
845	5.38%, 08/12/2048	864
465	5.48%, 03/12/2051 Δ	478
	Morgan Stanley Capital I
270	5.33%, 12/15/2043	294
745	5.64%, 04/12/2049 Δ	761
	Morgan Stanley Reremic Trust
940	5.81%, 08/12/2045 ■Δ	919
	RBSCF Trust
640	5.51%, 04/16/2047 ■Δ	621
	Renaissance Home Equity Loan Trust
600	5.58%, 11/25/2036 Δ	488
	Residential Funding Mortgage Securities, Inc.
1,482	6.00%, 07/25/2037 ⌂	1,330
	Sovereign Commercial Mortgage Securities
966	5.79%, 07/22/2030 ■Δ	1,005
	Wachovia Bank Commercial Mortgage Trust
330	5.34%, 11/15/2048	319
275	5.51%, 04/15/2047	284
	Wells Fargo Alternative Loan Trust
508	6.25%, 11/25/2037 ⌂	441
		35,308

	Total asset & commercial mortgage backed securities
	(cost $33,531)	$35,308

CORPORATE BONDS: INVESTMENT GRADE - 22.5%
	Arts, Entertainment and Recreation - 0.6%
	DirecTV Holdings LLC
$1,445	7.63%, 05/15/2016	$1,618

5

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 22.5% - (continued)
		Arts, Entertainment and Recreation - 0.6% - (continued)
		Grupo Televisa S.A.
	$938	6.63%, 01/15/2040	$1,037
			2,655
		Beverage and Tobacco Product Manufacturing - 0.5%
		Altria Group, Inc.
	671	10.20%, 02/06/2039	986
		Anheuser-Busch Cos., Inc.
	280	8.20%, 01/15/2039 ■	395
		Anheuser-Busch InBev N.V.
	605	7.75%, 01/15/2019 ■	782
			2,163
		Chemical Manufacturing - 0.8%
		Dow Chemical Co.
	1,645	8.55%, 05/15/2019	2,113
		Yara International ASA
	970	7.88%, 06/11/2019 ■	1,208
			3,321
		Computer and Electronic Product Manufacturing - 0.2%
		Seagate Technology International
	605	10.00%, 05/01/2014 ■	738

		Finance and Insurance - 4.5%
		Bank of America Corp.
	450	7.38%, 05/15/2014	510
		BankBoston Capital Trust
	2,800	1.04%, 06/15/2027 Δ	1,967
		Citigroup, Inc.
	495	8.13%, 07/15/2039	623
	711	8.50%, 05/22/2019	893
		Corpoacion Andina De Fomento
	1,500	3.75%, 01/15/2016	1,524
	1,675	8.13%, 06/04/2019	2,080
		JP Morgan Chase Capital II
	230	0.97%, 02/01/2027 Δ	183
		JP Morgan Chase Capital XXV
	363	6.80%, 10/01/2037	361
		Massachusetts Mutual Life Insurance Co.
	277	8.88%, 06/01/2039 ■	366
		MBNA America Bank N.A.
	495	7.13%, 11/15/2012	537
		Morgan Stanley
	1,370	6.25%, 08/28/2017	1,511
		Myriad International Holdings B.V.
	1,025	6.38%, 07/28/2017 ■	1,078
		Nationwide Mutual Insurance Co.
	980	9.38%, 08/15/2039 ■	1,150
		Noble Group Ltd.
	965	6.75%, 01/29/2020 ■	1,073
		PNC Preferred Funding Trust II
	900	6.11%, 03/15/2012 ■♠Δ	650
		Rabobank Netherlands
	834	11.00%, 06/30/2019 ■♠	1,113
		Transcapitalinvest Ltd.
	1,720	5.67%, 03/05/2014 §	1,829
		VTB Capital S.A.
	2,000	6.55%, 10/13/2020 ■	2,021
			19,469

		Foreign Governments - 5.5%
		Banco Nacional De Desenvolvimento
	980	5.50%, 07/12/2020 ■	1,058
		Brazil (Republic of)
	945	4.88%, 01/22/2021	1,048
	1,646	8.00%, 01/15/2018	1,989
		Mexican Bonos De Desarrollo
MXN	23,675	8.00%, 06/11/2020	2,192
MXN	48,770	9.00%, 12/20/2012 Δ	4,289
		Norway (Kingdom of)
NOK	23,835	3.75%, 05/25/2021	4,205
		Panama (Republic of)
	1,890	7.13%, 01/29/2026	2,457
		Peru (Republic of)
	1,920	6.55%, 03/14/2037	2,357
		South Africa (Republic of)
	1,630	5.88%, 05/30/2022	1,891
	200	6.88%, 05/27/2019	247
		United Mexican States
	1,846	5.95%, 03/19/2019	2,189
			23,922
		Health Care and Social Assistance - 0.4%
		CVS Corp.
	1,312	8.35%, 07/10/2031 ■	1,629

		Information - 2.3%
		America Movil S.A. de C.V.
	1,600	6.13%, 03/30/2040	1,768
		Cellco Partnership - Verizon Wireless Capital
	587	8.50%, 11/15/2018	804
		Qwest Corp.
	1,050	7.25%, 10/15/2035	1,063
		Rogers Cable, Inc.
	390	8.75%, 05/01/2032	505
		Rogers Communications, Inc.
	1,273	7.50%, 03/15/2015	1,567
		Telecom Italia Capital
	346	7.18%, 06/18/2019	417
	514	7.72%, 06/04/2038	591
		Telemar Norte Leste S.A.
	2,075	5.50%, 10/23/2020 ■	2,088
		Time Warner Cable, Inc.
	900	8.25%, 04/01/2019	1,171
			9,974
		Management of Companies and Enterprises - 0.3%
		Votorantim Participacoes
	1,110	6.75%, 04/05/2021 ■	1,222

		Mining - 2.0%
		Anglo American Capital plc
	967	9.38%, 04/08/2014 - 04/08/2019 ■	1,204
		Anglogold Holdings plc
	800	6.50%, 04/15/2040	813
		Rio Tinto Finance USA Ltd.
	1,150	5.88%, 07/15/2013	1,301
	320	9.00%, 05/01/2019	451
		Southern Copper Corp.
	775	5.38%, 04/16/2020	822
	660	6.75%, 04/16/2040	709

6

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 22.5% - (continued)
	Mining - 2.0% - (continued)
	Teck Resources Ltd.
$2,790	10.75%, 05/15/2019	$3,564
		8,864
	Miscellaneous Manufacturing - 0.4%
	Tyco Electronics Group S.A.
605	6.55%, 10/01/2017	706
	Tyco International Ltd.
957	8.50%, 01/15/2019	1,265
		1,971
	Petroleum and Coal Products Manufacturing - 2.3%
	Gazprom International S.A.
1,864	7.20%, 02/01/2020 §	2,004
	Nabors Industries, Inc.
634	9.25%, 01/15/2019	815
	Pemex Project Funding Master Trust
1,000	6.63%, 06/15/2035	1,109
	Petrobras International Finance Co.
1,780	6.88%, 01/20/2040	2,060
	Rowan Cos., Inc.
813	7.88%, 08/01/2019	973
	Sempra Energy
523	9.80%, 02/15/2019	728
	TNK-BP Finance S.A.
1,700	7.50%, 07/18/2016 ■	1,887
	Valero Energy Corp.
441	9.38%, 03/15/2019	565
		10,141
	Pipeline Transportation - 0.2%
	TransCanada Pipelines Ltd.
664	7.25%, 08/15/2038	842

	Primary Metal Manufacturing - 1.3%
	Alcoa, Inc.
1,052	5.95%, 02/01/2037	996
665	6.15%, 08/15/2020	702
	ArcelorMittal
920	7.00%, 10/15/2039	926
860	9.00%, 02/15/2015	1,050
	Gerdau S.A.
2,120	5.75%, 01/30/2021 ■	2,197
		5,871
	Real Estate and Rental and Leasing - 0.1%
	COX Communications, Inc.
325	8.38%, 03/01/2039 ■	427

	Retail Trade - 0.3%
	Ahold Lease USA, Inc.
1,321	8.62%, 01/02/2025	1,515

	Utilities - 0.4%
	Colbun S.A.
975	6.00%, 01/21/2020 ■	1,055
	Pacific Gas & Electric Energy Recovery Funding LLC
629	8.25%, 10/15/2018	846
		1,901
	Water Transportation - 0.4%
	SCF Capital Ltd.
1,600	5.38%, 10/27/2017 ■	1,571

	Total corporate bonds: investment grade
	(cost $87,551)	$98,196

CORPORATE BONDS: NON-INVESTMENT GRADE - 44.9%
	Accommodation and Food Services - 1.7%
	Marina District Finance Co., Inc.
$1,550	9.50%, 10/15/2015 ■	$1,529
	MGM Mirage, Inc.
135	10.38%, 05/15/2014	152
2,410	11.13%, 11/15/2017	2,771
	MGM Resorts International
790	11.38%, 03/01/2018	820
	Wynn Las Vegas LLC
1,920	7.75%, 08/15/2020 ■	2,083
		7,355
	Administrative Waste Management and Remediation - 0.5%
	EnergySolutions, Inc.
1,360	10.75%, 08/15/2018 ■	1,486
	Iron Mountain, Inc.
685	8.00%, 06/15/2020	746
		2,232
	Agriculture, Forestry, Fishing and Hunting - 1.2%
	American Seafood Group LLC
1,520	10.75%, 05/15/2016 ■	1,588
625	15.00%, 05/15/2017 ■	543
	Sino-Forest Corp.
1,110	6.25%, 10/21/2017 ■	1,114
	Tyson Foods, Inc.
1,660	10.50%, 03/01/2014	1,996
		5,241
	Air Transportation - 0.3%
	Continental Airlines, Inc.
308	7.03%, 06/15/2011	315
	GOL Finance
975	9.25%, 07/20/2020 ■	1,024
		1,339
	Apparel Manufacturing - 0.2%
	Quiksilver, Inc.
855	6.88%, 04/15/2015	834

	Arts, Entertainment and Recreation - 2.6%
	AMC Entertainment, Inc.
725	11.00%, 02/01/2016	773
	Cenveo, Inc.
300	10.50%, 08/15/2016 ■	309
	FireKeepers Development Authority
1,000	13.88%, 05/01/2015 ■	1,172
	Knight Ridder, Inc.
805	5.75%, 09/01/2017	555
1,965	6.88%, 03/15/2029	1,110
	Marquee Holdings, Inc.
1,335	9.51%, 08/15/2014	1,105
	McClatchy Co.
770	11.50%, 02/15/2017	825

7

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 44.9% - (continued)
	Arts, Entertainment and Recreation - 2.6% - (continued)
	Pinnacle Entertainment
$205	8.63%, 08/01/2017	$221
	TL Acquisitions, Inc.
2,510	13.25%, 07/15/2015 ■	2,654
	Virgin Media Finance plc
920	9.50%, 08/15/2016	1,045
	XM Satellite Radio, Inc.
1,197	13.00%, 08/01/2013 ■	1,428
		11,197
	Beverage and Tobacco Product Manufacturing - 0.3%
	Constellation Brands, Inc.
1,345	8.38%, 12/15/2014	1,515

	Chemical Manufacturing - 1.3%
	Ashland, Inc.
690	9.13%, 06/01/2017	795
	Eastman Kodak Co.
1,825	9.75%, 03/01/2018 ■	1,809
	Ferro Corp.
660	7.88%, 08/15/2018	702
	Lyondell Chemical Co.
2,058	11.00%, 05/01/2018	2,306
		5,612
	Computer and Electronic Product Manufacturing - 1.2%
	Advanced Micro Devices, Inc.
1,450	8.13%, 12/15/2017	1,566
	Magnachip Semiconductor
2,275	10.50%, 04/15/2018 ■	2,440
	Sorenson Communications
380	10.50%, 02/01/2015 ■	230
	Stratus Technologies, Inc.
1,250	12.00%, 03/29/2015 ⌂	1,050
		5,286
	Construction - 0.6%
	KB Home & Broad Home Corp.
450	6.38%, 08/15/2011	457
	Odebrecht Finance Ltd.
1,400	7.00%, 04/21/2020 §	1,536
	Urbi Desarrollos Urbanos
400	9.50%, 01/21/2020 §	466
		2,459
	Finance and Insurance - 4.9%
	Ally Financial, Inc.
1,075	7.50%, 09/15/2020 ■	1,161
784	8.00%, 03/15/2020 ■	866
	American General Finance Corp.
3,500	6.90%, 12/15/2017	2,914
	CIT Group, Inc.
4,800	7.00%, 05/01/2017	4,776
	Discover Financial Services, Inc.
910	10.25%, 07/15/2019	1,163
	Ford Motor Credit Co.
1,610	6.63%, 08/15/2017	1,801
665	12.00%, 05/15/2015	852
	GMAC LLC
925	7.00%, 02/01/2012	960
	Hub International Holdings, Inc.
1,175	9.00%, 12/15/2014 ■	1,185
	Liberty Mutual Group, Inc.
2,240	10.75%, 06/15/2058 ■	2,778
	SLM Corp.
1,380	8.00%, 03/25/2020	1,395
	Vantage Drilling Co.
325	11.50%, 08/01/2015 ■	344
	Yankee Acquisition Corp.
1,050	9.75%, 02/15/2017	1,095
		21,290
	Food Manufacturing - 0.4%
	Smithfield Foods, Inc.
1,370	10.00%, 07/15/2014 ■	1,579

	Food Services - 0.6%
	Aramark Corp.
940	5.00%, 06/01/2012	946
	Arcos Dorados S.A.
1,335	7.50%, 10/01/2019 ■	1,472
		2,418
	Foreign Governments - 4.1%
	Argentina (Republic of)
4,675	7.00%, 10/03/2015	4,445
	Colombia (Republic of)
725	7.38%, 03/18/2019	926
	El Salvador (Republic of)
991	7.65%, 06/15/2035 §	1,126
815	8.25%, 04/10/2032 §	967
	Turkey (Republic of)
950	5.63%, 03/30/2021	1,062
1,805	6.88%, 03/17/2036	2,170
	Ukraine Financing Infrastructural Project GTD
4,000	8.38%, 11/03/2017 ■	4,060
	Venezuela (Republic of)
4,565	5.75%, 02/26/2016 §	3,252
		18,008
	Health Care and Social Assistance - 2.1%
	Alere, Inc.
275	9.00%, 05/15/2016	294
	Biomet, Inc.
1,740	10.38%, 10/15/2017	1,940
	HCA, Inc.
640	7.88%, 02/01/2011	648
305	8.50%, 04/15/2019	343
1,610	9.25%, 11/15/2016	1,743
	IASIS Healthcare Capital Corp.
900	8.75%, 06/15/2014	921
	Select Medical Corp.
1,500	7.63%, 02/01/2015	1,521
	Skilled Healthcare Group, Inc.
600	11.00%, 01/15/2014	616
	Valeant Pharmaceuticals International
1,250	7.00%, 10/01/2020 ■	1,312
		9,338
	Information - 7.2%
	Charter Communications Holdings II LLC
1,500	13.50%, 11/30/2016	1,796

8

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 44.9% - (continued)
	Information - 7.2% - (continued)
	Citizens Communications Co.
$1,330	7.88%, 01/15/2027	$1,390
	Clearwire Corp.
1,500	12.00%, 12/01/2015 ■	1,661
	CSC Holdings LLC
820	8.50%, 04/15/2014	915
	Frontier Communications
2,413	7.88%, 04/15/2015	2,703
	Frontier Communications Corp.
875	8.25%, 04/15/2017	997
	GXS Worldwide, Inc.
1,095	9.75%, 06/15/2015	1,131
	Intelsat Corp.
1,020	9.25%, 06/15/2016	1,091
	Intelsat Intermediate Holdings Ltd.
740	9.50%, 02/01/2015	770
	Intelsat Jackson Holdings Ltd.
370	11.50%, 06/15/2016	402
	Level 3 Financing, Inc.
1,935	10.00%, 02/01/2018	1,853
	MetroPCS Wireless, Inc.
1,940	9.25%, 11/01/2014	2,032
	MTS International Funding Ltd.
1,435	8.63%, 06/22/2020 ■	1,666
	Qwest Communications International, Inc.
1,500	7.50%, 02/15/2014	1,530
	Sprint Capital Corp.
1,400	7.63%, 01/30/2011	1,417
2,190	8.75%, 03/15/2032	2,403
	Trilogy International Partners LLC
1,575	10.25%, 08/15/2016 ■	1,540
	Videotron Ltee
1,640	9.13%, 04/15/2018	1,847
	West Corp.
1,130	9.50%, 10/15/2014	1,184
	Wind Acquisition Finance S.A.
1,140	11.75%, 07/15/2017 ■	1,300
	Windstream Corp.
1,520	8.63%, 08/01/2016	1,615
		31,243
	Machinery Manufacturing - 0.3%
	Bausch & Lomb, Inc.
460	9.88%, 11/01/2015	500
	Case New Holland, Inc.
593	7.88%, 12/01/2017 ■	663
	Goodman Global, Inc.
175	13.50%, 02/15/2016	193
		1,356
	Mining - 0.9%
	Alrosa Finance S.A.
1,900	7.75%, 11/03/2020 ■	1,900
	Consol Energy, Inc.
550	8.00%, 04/01/2017 ■	602
	FMG Resources Pty Ltd.
231	7.00%, 11/01/2015 ■	237
	Peabody Energy Corp.
1,000	7.38%, 11/01/2016	1,132
		3,871
	Miscellaneous Manufacturing - 0.2%
	Reynolds Group Issuer, Inc.
783	7.13%, 04/15/2019 ■	816

	Motor Vehicle & Parts Manufacturing - 0.8%
	Accuride Corp.
995	9.50%, 08/01/2018 ■	1,085
	ESCO Corp.
1,400	8.63%, 12/15/2013 ■	1,442
	Ford Motor Co.
950	9.22%, 09/15/2021	1,111
		3,638
	Paper Manufacturing - 0.7%
	Appleton Papers, Inc.
404	11.25%, 12/15/2015 ■	305
	Georgia-Pacific LLC
2,150	8.25%, 05/01/2016 ■	2,467
420	9.50%, 12/01/2011	453
		3,225
	Petroleum and Coal Products Manufacturing - 4.2%
	Anadarko Petroleum Corp.
900	6.38%, 09/15/2017	1,000
	Chaparral Energy, Inc.
1,170	9.88%, 10/01/2020 ■	1,231
	Chesapeake Energy Corp.
775	7.63%, 07/15/2013	844
1,100	9.50%, 02/15/2015	1,276
	Continental Resources, Inc.
2,112	7.13%, 04/01/2021 ■	2,281
	Crosstex Energy L.P.
1,100	8.88%, 02/15/2018	1,188
	Drummond Co., Inc.
1,410	7.38%, 02/15/2016	1,453
	Ferrellgas Partners L.P.
400	6.75%, 05/01/2014	405
	Headwaters, Inc.
470	11.38%, 11/01/2014	498
	Inergy L.P.
1,000	8.25%, 03/01/2016	1,050
	Kazmunaigaz Finance Sub B.V.
1,650	11.75%, 01/23/2015 ■	2,048
	Plains Exploration & Production Co.
450	7.63%, 06/01/2018	480
1,100	7.75%, 06/15/2015	1,161
300	10.00%, 03/01/2016	342
	Tesoro Corp.
1,000	9.75%, 06/01/2019	1,110
	Western Refining, Inc.
1,000	10.75%, 06/15/2014 ■Δ	1,020
	Williams Companies, Inc.
650	8.75%, 03/15/2032	782
		18,169
	Pipeline Transportation - 1.3%
	Dynegy Holdings, Inc.
1,700	7.75%, 06/01/2019	1,160
	El Paso Corp.
1,800	7.00%, 06/15/2017	1,962
500	7.75%, 01/15/2032	536

9

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 44.9% - (continued)
	Pipeline Transportation - 1.3% - (continued)
	Energy Transfer Equity L.P.
$771	7.50%, 10/15/2020	$840
	Kinder Morgan, Inc.
550	5.15%, 03/01/2015	557
540	6.50%, 09/01/2012	572
		5,627
	Printing and Related Support Activities - 0.1%
	Harland Clarke Holdings
455	9.50%, 05/15/2015	435

	Professional, Scientific and Technical Services - 1.4%
	Affinion Group, Inc.
510	10.13%, 10/15/2013	523
2,045	11.50%, 10/15/2015	2,168
2,281	11.63%, 11/15/2015 ■	2,347
	Global Geophysical Services, Inc.
1,150	10.50%, 05/01/2017	1,161
		6,199
	Real Estate and Rental and Leasing - 0.5%
	Hertz Corp.
660	8.88%, 01/01/2014	678
	Maxim Crane Works L.P.
1,040	12.25%, 04/15/2015 ■	973
	Rent-A-Center, Inc.
528	6.63%, 11/15/2020 ■	533
		2,184
	Retail Trade - 2.3%
	Dollar General Corp.
1,584	10.63%, 07/15/2015	1,750
	Federated Retail Holdings, Inc.
2,770	5.90%, 12/01/2016	2,999
	Great Atlantic & Pacific Tea Co., Inc.
2,240	11.38%, 08/01/2015 ■	1,646
	Parkson Retail Group Ltd.
1,720	7.88%, 11/14/2011	1,784
	Sears Holdings Corp.
2,000	6.63%, 10/15/2018 ■	1,995
		10,174
	Truck Transportation - 0.4%
	Swift Transportation Co., Inc.
1,745	12.50%, 05/15/2017 ■	1,806

	Utilities - 2.1%
	AES Corp.
2,365	8.00%, 10/15/2017 ‡	2,601
	AES El Salvador Trust
1,315	6.75%, 02/01/2016 §	1,271
	Calpine Corp.
370	7.25%, 10/15/2017 ■	385
	Edison Mission Energy
1,715	7.00%, 05/15/2017	1,265
	Mirant Mid-Atlantic LLC
626	9.13%, 06/30/2017	673
	Mirant North America LLC
680	7.38%, 12/31/2013	698
	NRG Energy, Inc.
1,365	7.25%, 02/01/2014	1,397
795	8.50%, 06/15/2019	851
		9,141
	Wholesale Trade - 0.5%
	Spectrum Brands, Inc.
520	9.50%, 06/15/2018 ■	578
1,415	12.00%, 08/28/2019	1,566
		2,144
	Total corporate bonds: non-investment grade
	(cost $182,160)	$195,731

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 5.5%
	Accommodation and Food Services - 0.5%
	Harrah's Operating Co., Inc.
$1,985	9.50%, 10/31/2016 ±	$2,063

	Agriculture, Construction, Mining and Machinery - 0.3%
	Nacco Material Handling Group
1,496	2.20%, 03/22/2013 ±	1,388

	Air Transportation - 0.4%
	United Air Lines, Inc.
794	2.31%, 02/01/2014 ±	753
	US Airways Group, Inc.
966	2.79%, 03/23/2014 ±	864
		1,617
	Arts, Entertainment and Recreation - 0.6%
	24 Hour Fitness Worldwide, Inc.
998	6.75%, 04/15/2016 ±	950
	Postmedia Network, Inc.
1,458	9.00%, 06/13/2016 ±	1,474
		2,424
	Chemical Manufacturing - 0.5%
	Arizona Chemical Co.
250	5.80%, 02/27/2014 ±	245
	Ineos Group
866	7.50%, 12/16/2013 ±	882
990	8.00%, 12/16/2014 ±	1,013
		2,140
	Finance and Insurance - 0.3%
	Nuveen Investments, Inc.
1,125	12.50%, 07/31/2015 ±	1,220

	Information - 1.2%
	Fifth Third Processing Solutions LLC
800	4.00%, 11/01/2017 ◊☼	811
	First Data Corp.
1,906	3.01%, 09/24/2014 ±	1,714
	Infor Global Solutions
739	6.01%, 12/01/2013 - 07/28/2015 ±	684
	Securus Technologies, Inc.
1,148	8.00%, 10/31/2014 ±	1,151
	WideOpenWest Finance LLC
249	6.51%, 06/29/2015 ±	222
722	6.76%, 06/28/2014 ±	703
		5,285

10

Shares or Principal Amount ╬		Market Value ╪
SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 5.5% - (continued)
	Petroleum and Coal Products Manufacturing - 0.4%
	Big West Oil LLC
$987	12.00%, 07/23/2015 ±	$1,005
	Turbo Beta Ltd.
1,055	14.50%, 03/12/2018 ±⌂	654
	Western Refining, Inc.
260	10.75%, 05/30/2014 ±	262
		1,921
	Professional, Scientific and Technical Services - 0.1%
	Advantage Sales & Marketing, Inc.
667	8.50%, 05/05/2017 ±	673

	Retail Trade - 0.8%
	Atrium Companies, Inc.
1,493	7.00%, 04/29/2016 ±	1,453
	Easton-Bell Sports, Inc.
2,000	11.50%, 12/31/2015 ±⌂	1,950
		3,403
	Utilities - 0.4%
	Astoria Generating Co. Acquisitions LLC
500	4.04%, 08/23/2013 ±	492
	Texas Competitive Electric Holdings Co. LLC, Term Loan B1
940	3.76%, 10/10/2014 ±	732
	Texas Competitive Electric Holdings Co. LLC, Term Loan B2
485	3.92%, 10/10/2014 ±	377
	TPF Generation Holdings LLC
375	4.54%, 12/21/2014 ±	343
		1,944
	Total senior floating rate interests: non-investment grade
	(cost $23,962)	$24,078

U.S. GOVERNMENT AGENCIES - 1.0%
	Other Government Agencies - 1.0%
	Small Business Administration
	Participation Certificates:
$1,417	3.88%, 06/01/2030	$1,509
2,398	5.16%, 02/01/2028	2,635
		4,144
	Total U.S. government agencies
	(cost $3,815)	$4,144

U.S. GOVERNMENT SECURITIES - 13.9%
	U.S. Treasury Securities - 13.9%
	U.S. Treasury Bonds - 2.3%
$4,406	3.88%, 08/15/2040	$4,312
2,190	4.38%, 05/15/2040	2,333
2,793	5.38%, 02/15/2031	3,470
		10,115
	U.S. Treasury Notes - 9.8%
2,100	0.38%, 09/30/2012	2,101
14,155	1.00%, 10/31/2011	14,261
794	1.25%, 08/31/2015	799
8,770	1.25%, 07/15/2020 ◄	9,427
13,100	1.38%, 03/15/2012	13,303
2,629	2.63%, 08/15/2020	2,631
326	3.50%, 05/15/2020	352
		42,874
	U.S. Treasury Strips - 1.8%
6,935	1.25%, 09/30/2015	6,968
751	2.25%, 01/31/2015	792
		7,760
		60,749
	Total U.S. government securities
	(cost $61,120)	$60,749

Contracts		Market Value ╪
CALL OPTIONS PURCHASED - 0.1%
	Foreign Currency Option Contract - 0.0%
	AUD/USD/MXN Binary
430	Expiration: 12/06/2010 и	$–
	EUR/USD Currency Swaption
8,908	Expiration: 11/03/2010, Exercise Price: 1.38 (EUR/USD)	104
		104
	Future Option Contract - 0.1%
	10 Year U.S. Treasury Note
–	Expiration: 11/29/2010, Exercise Price: $ 126.50 Θ	411

	Total call options purchased
	(cost $545)	$515

Contracts		Market Value ╪
PUT OPTIONS PURCHASED - 0.1%
	Foreign Currency Option Contract - 0.1%
	AUD/MXN Currency Swaption
4,829	Expiration: 12/16/2010, Exercise Price: 10.50 (AUD/MXN)	$3
	USD/JPY Currency Swaption
8,710	Expiration: 11/04/2010, Exercise Price: 82.00 (USD/JPY)	177
		180
	Total put options purchased
	(cost $158)	$180

Shares or Principal Amount ╬		Market Value ╪
COMMON STOCKS - 0.0%
	Automobiles & Components - 0.0%
–	Lear Corp. ●	$–

11

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
COMMON STOCKS - 0.0% - (continued)
	Software & Services - 0.0%
21	Stratus Technologies, Inc. ⌂†		$–

	Total common stocks
	(cost $–)		$–

PREFERRED STOCKS - 0.3%
	Banks - 0.3%
2	US Bancorp, 7.19%		$1,330

	Software & Services - 0.0%
5	Stratus Technologies, Inc. ⌂†		–

	Total preferred stocks
	(cost $1,189)		$1,330

WARRANTS - 0.0%
	Food, Beverage & Tobacco - 0.0%
1	ASG ■		$78

	Total warrants
	(cost $13)		$78

	Total long-term investments
	(cost $394,044)		$420,309

SHORT-TERM INVESTMENTS - 2.9%
	Investment Pools and Funds - 0.0%
119	JP Morgan U.S. Government Money Market Fund		$119

	Repurchase Agreements - 2.7%
	BNP Paribas Securities Corp. Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $2,840,
	collateralized by U.S. Treasury Bond
	6.25%, 2030, value of $2,922)
$2,840	0.21%, 10/31/2010		2,840
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $2,837,
	collateralized by U.S. Treasury Bill 1.50%,
	2010, U.S. Treasury Note 1.88%, 2017,
	value of $2,884)
2,837	0.21%, 10/31/2010		2,837
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	11/01/2010 in the amount of $1,764,
	collateralized by U.S. Treasury Note
	4.25%, 2014, value of $1,799)
1,764	0.20%, 10/31/2010		1,764
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $4,262, collateralized by U.S.
	Treasury Note 0.88% - 3.25%, 2012 -
	2016, value of $4,348)
4,262	0.21%, 10/31/2010		4,262
			11,703
	U.S. Treasury Bills - 0.2%
1,000	0.13%, 1/27/2011 □○Ø		1,000

	Total short-term investments
	(cost $12,822)		$12,822

	Total investments
	(cost $406,866) ▲	99.3% %	$433,131
	Other assets and liabilities	0.7%	2,898
	Total net assets	100.0%	$436,029

12

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $407,274 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$30,209
Unrealized Depreciation	(4,352)
Net Unrealized Appreciation	$25,857

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at October 31, 2010, rounds to zero market value and percentage of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $99,583, which represents 22.84% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2010, the aggregate value of these securities amounted to $12,451, which represents 2.86% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2010.

◄
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2010 was $1,591.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2010.

◊	The interest rate disclosed for these securities represents an estimated average coupon as of October 31, 2010.

и
This security has exercise limitations. It can only be exercised on expiration date, provided that two conditions are met: the Australian Dollar exchange rate is less than 0.805 and the Mexican Peso exchange rate is less than 12.55. If these conditions are not met, the option cannot be exercised.

╬	All principal amounts are in U.S. dollars unless otherwise indicated.

MXN   ─   Mexican New Peso
NOK   ─   Norwegian Krone

♦
 Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments of principal from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays principal cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

13

The Hartford Strategic Income Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

□	Security pledged as initial margin deposit for open futures contracts at October 31, 2010 as follows:

						Unrealized
	Number of		Expiration		Notional	Appreciation/
Description	Contracts*	Position	Date	Market Value ╪	Amount	(Depreciation)
2 Year U.S. Treasury Note	70	Long	12/31/2010	$15,399	$15,380	$19
5 Year U.S. Treasury Note	29	Short	12/31/2010	$3,526	$3,531	$5
10 Year U.S. Treasury Note	11	Short	12/21/2010	$1,389	$1,395	$6
U.S. Long Bond	256	Long	12/21/2010	$33,520	$33,986	$(466)
						$(436)

*	The number of contracts does not omit 000's.

Θ	At October 31, 2010, these securities were designated to cover open call options written as follows:

							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
10 Year U.S. Treasury Note	Future	$129.50	11/29/2010	462	$51	$126	$75

*	The number of contracts does not omit 000's.

Ø	At October 31, 2010, the maximum delivery obligation of the open put options written is $17,856. Securities valued at $40 collateralized the open put options written as follows:

							Unrealized
		Exercise Price/	Expiration	Number of	Market	Premiums	Appreciation
Issuer	Option Type	Rate	Date	Contracts*	Value ╪	Received	(Depreciation)
10 Year U.S. Treasury Note	Future	$124.00	11/29/2010	144	$40	$98	$58

*	The number of contracts does not omit 000's.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
09/2010	$2,000	Easton-Bell Sports, Inc., 11.50%, 12/31/2015	$1,971
05/2007	$622	Greenwich Capital Commercial Funding Corp., 0.00%, 11/05/2021 - 144A	604
06/2009	$1,482	Residential Funding Mortgage Securities, Inc., 6.00%, 07/25/2037	1,087
03/2010	21	Stratus Technologies, Inc. Common Stock	–
03/2010	5	Stratus Technologies, Inc. Preferred Stock	–
03/2010 - 04/2010	$1,250	Stratus Technologies, Inc., 12.00%, 03/29/2015 - 144A	1,209
06/2008 - 08/2010	$1,055	Turbo Beta Ltd., 14.50%, 03/12/2018	1,055
03/2008	$508	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	412

The aggregate value of these securities at October 31, 2010, was $5,425, which represents 1.24% of total net assets.

14

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
				Contract		Appreciation/
Description	Counterparty	Buy / Sell	Market Value ╪	Amount	Delivery Date	(Depreciation)
British Pound	Citigroup Global Markets	Sell	$4,406	$4,370	11/05/2010	$(36)
British Pound	Citigroup Global Markets	Sell	4,406	4,365	11/12/2010	(41)
British Pound	Deutsche Bank Securities	Buy	5,669	5,563	11/01/2010	106
British Pound	Morgan Stanley	Buy	17,021	16,851	11/01/2010	170
British Pound	Morgan Stanley	Sell	22,689	22,344	11/01/2010	(345)
British Pound	Wells Fargo	Buy	4,406	4,355	11/05/2010	51
British Pound	Wells Fargo	Buy	4,406	4,369	11/12/2010	37
British Pound	Wells Fargo	Sell	4,406	4,380	11/15/2010	(26)
Canadian Dollar	Banc of America Securities	Sell	1,871	1,873	11/01/2010	2
Canadian Dollar	Deutsche Bank Securities	Buy	4,237	4,253	11/01/2010	(16)
Canadian Dollar	Deutsche Bank Securities	Sell	4,237	4,184	11/01/2010	(53)
Euro	Banc of America Securities	Buy	2,297	2,317	11/02/2010	(20)
Euro	Citigroup Global Markets	Sell	4,419	4,385	11/02/2010	(34)
Euro	Morgan Stanley	Buy	10,095	10,026	11/02/2010	69
Euro	Morgan Stanley	Sell	10,144	10,164	11/02/2010	20
Euro	Morgan Stanley	Buy	4,330	4,327	11/05/2010	3
Euro	Morgan Stanley	Buy	4,342	4,378	11/03/2010	(36)
Euro	Wells Fargo	Buy	2,171	2,190	11/02/2010	(19)
Euro	Wells Fargo	Buy	4,342	4,358	11/05/2010	(16)
Euro	Wells Fargo	Sell	4,342	4,346	11/03/2010	4
Euro	Wells Fargo	Sell	4,342	4,343	11/05/2010	1
Japanese Yen	Citigroup Global Markets	Buy	4,408	4,371	11/05/2010	37
Japanese Yen	Citigroup Global Markets	Buy	4,496	4,365	11/12/2010	131
Japanese Yen	Wells Fargo	Sell	8,790	8,714	11/05/2010	(76)
Japanese Yen	Wells Fargo	Sell	4,432	4,369	11/12/2010	(63)
Japanese Yen	Wells Fargo	Buy	4,391	4,343	11/05/2010	48
Japanese Yen	Wells Fargo	Buy	4,410	4,379	11/15/2010	31
Norwegian Krone	Morgan Stanley	Sell	4,306	4,327	11/05/2010	21
						$(50)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

15

The Hartford Strategic Income Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$35,308	$–	$33,013	$2,295
Call Options Purchased	515	515	–	–
Common Stocks ‡	–	–	–	–
Corporate Bonds: Investment Grade	98,196	–	95,110	3,086
Corporate Bonds: Non-Investment Grade	195,731	–	188,783	6,948
Preferred Stocks	1,330	–	1,330	–
Put Options Purchased	180	180	–	–
Senior Floating Rate Interests: Non-Investment Grade	24,078	–	24,078	–
U.S. Government Agencies	4,144	–	4,144	–
U.S. Government Securities	60,749	25,439	35,310	–
Warrants	78	78	–	–
Short-Term Investments	12,822	119	12,703	–
Total	$433,131	$26,331	$394,471	$12,329
Foreign Currency Contracts *	731	–	731	–
Futures *	30	30	–	–
Written Options *	133	133	–	–
Total	$894	$163	$731	$–
Liabilities:
Foreign Currency Contracts *	781	–	781	–
Futures *	466	466	–	–
Total	$1,247	$466	$781	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance as
	as of	Realized	Unrealized					Transfers	Transfers	of
	October	Gain	Appreciation		Net			Into	Out of	October
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	31, 2010
Assets:
Asset & Commercial Mortgage Backed Securities	$1,196	$(243)	$218	†	$(3)	$1,680	$(673)	$320	$(200)	$2,295
Common Stocks	—	—	—	‡	—	—	—	—	—	—
Corporate Bonds and Senior Floating Rate Interests	4,729	—	306	§	3	8,094	(1,680)	1,377	(2,795)	10,034
Preferred Stock	—	—	—	‡	—	—	—	—	—	—
Options Purchased	—	—	—	**	—	—	—	—	—	—
Total	$5,925	$(243)	$524		$—	$9,774	$(2,353)	$1,697	$(2,995)	$12,329

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $160.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $—.
§	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $165.
**	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $(43).

16

The Hartford Strategic Income Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $406,866)	$433,131
Cash	71
Foreign currency on deposit with custodian (cost $1,884)	1,907
Unrealized appreciation on foreign currency contracts	731
Receivables:
Investment securities sold	4,046
Fund shares sold	2,331
Dividends and interest	6,302
Variation margin	199
Other assets	78
Total assets	448,796
Liabilities:
Unrealized depreciation on foreign currency contracts	781
Payables:
Investment securities purchased	9,678
Fund shares redeemed	1,739
Investment management fees	39
Dividends	279
Distribution fees	36
Variation margin	35
Accrued expenses	65
Written options (proceeds $224)	91
Other liabilities	24
Total liabilities	12,767
Net assets	$436,029
Summary of Net Assets:
Capital stock and paid-in-capital	$428,947
Accumulated undistributed net investment income	598
Accumulated net realized loss on investments and foreign currency transactions	(19,432)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	25,916
Net assets	$436,029

Shares authorized	750,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.22/$9.65
Shares outstanding	21,370
Net assets	$196,945
Class B: Net asset value per share	$9.21
Shares outstanding	1,640
Net assets	$15,110
Class C: Net asset value per share	$9.23
Shares outstanding	16,844
Net assets	$155,499
Class I: Net asset value per share	$9.24
Shares outstanding	6,516
Net assets	$60,203
Class Y: Net asset value per share	$9.21
Shares outstanding	898
Net assets	$8,272

17

The Hartford Strategic Income Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$45
Interest	27,183
Total investment income	27,228
Expenses:
Investment management fees	2,069
Transfer agent fees	343
Distribution fees
Class A	419
Class B	147
Class C	1,349
Custodian fees	13
Accounting services fees	68
Registration and filing fees	91
Board of Directors' fees	8
Audit fees	15
Other expenses	67
Total expenses (before fees paid indirectly)	4,589
Transfer agent fee waivers	—
Custodian fee offset	—
Total fees paid indirectly	—
Total expenses, net	4,589
Net Investment Income	22,639
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in securities	17,412
Net realized loss on futures	(666)
Net realized gain on written options	1,398
Net realized loss on swap contracts	(1,694)
Net realized loss on foreign currency contracts	(1,063)
Net realized gain on other foreign currency transactions	498
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	15,885
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	6,823
Net unrealized depreciation of futures	(511)
Net unrealized appreciation of written options	133
Net unrealized depreciation of foreign currency contracts	(50)
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	4
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	6,399
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	22,284
Net Increase in Net Assets Resulting from Operations	$44,923

18

The Hartford Strategic Income Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$22,639	$17,417
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	15,885	(24,545)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	6,399	71,807
Net Increase In Net Assets Resulting From Operations	44,923	64,679
Distributions to Shareholders:
From net investment income
Class A	(10,108)	(7,387)
Class B	(778)	(577)
Class C	(7,160)	(5,257)
Class I	(2,980)	(2,079)
Class Y	(744)	(1,757)
Total distributions	(21,770)	(17,057)
Capital Share Transactions:
Class A	39,775	46,817
Class B	(152)	6,212
Class C	26,716	36,501
Class I	11,569	15,731
Class Y	(7,380)	(25,207)
Net increase from capital share transactions	70,528	80,054
Net Increase In Net Assets	93,681	127,676
Net Assets:
Beginning of period	342,348	214,672
End of period	$436,029	$342,348
Accumulated undistributed (distribution in excess of) net investment income (loss)	$598	$206

19

The Hartford Strategic Income Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Strategic Income Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices

20

may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Exchange traded options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the instrument shall be taken to be the mean between most recent bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used. If such instruments do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional and volatility or other special adjustments.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

21

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

22

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

23

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2010.

j)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

k)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

l)
Prepayment/Interest Rate Risks – Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or

24

debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. These mandatory prepayment conditions and the possibility of significant economic incentives for the Borrower to repay, may cause prepayments of senior floating rate interests. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

The market value of senior floating rate interests and debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

m)
Credit Default Swaps – The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the agreement. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund is also subject to counterparty credit risk. Both credit and counterparty risks are mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund. The Fund had no outstanding credit default swaps as of October 31, 2010.

n)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

25

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

o)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Interest rate contracts	Investments in securities, at value (Purchased Options), Market Value	$411
Interest rate contracts			Written Options, Market Value	91
Interest rate contracts	Summary of Net Assets - Unrealized appreciation	30	Summary of Net Assets - Unrealized depreciation	466
Foreign exchange contracts	Unrealized appreciation on foreign currency contracts	731	Unrealized depreciation on foreign currency contracts	781
Foreign exchange contracts	Investments in securities, at value (Purchased Options), Market Value	284

The ratio of foreign currency contracts market value to net assets as of October 31, 2010, was 27.23%, compared to the monthly average ratio of 8.33%. The volume of other derivatives presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$1,165	$(2,031)	$(631)	$—	$—	$(1,497)
Foreign exchange contracts	233	(578)	—	(1,063)	—	(1,408)
Credit contracts	—	—	—	—	(1,694)	(1,694)
Equity contracts	—	—	(35)	—	—	(35)
Total	$1,398	$(2,609)	$(666)	$(1,063)	$(1,694)	$(4,634)

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	133	8	(511)	—	—	$(370)
Foreign exchange contracts	—	(6)	—	(50)	—	(56)
Total	$133	$2	$(511)	$(50)	$—	$(426)

p)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S.

26

Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2010.

4.	Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying security or currency. The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of October 31, 2010. Transactions involving written option contracts during the year ended October 31, 2010, are summarized below:

Options Contract Activity During the Year Ended October 31, 2010
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	1,037	403
Expired	—	—
Closed	(575)	(277)
Exercised	—	—
End of Year	462	$126

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	56,572,016	1,545
Expired	(44,101,084)	(1,037)
Closed	(12,470,788)	(410)
Exercised	—	—
End of Year	144	$98

* The number of contracts does not omit 000's.

27

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$21,940	$16,954

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$707
Accumulated Capital Losses *	(19,204)
Unrealized Appreciation †	25,863
Total Accumulated Earnings	$7,366

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

28

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as net operating losses that reduce distribution requirements. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from net investment income, from net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(477)
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	477

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

Year of Expiration	Amount
2017	$19,204
Total	$19,204

As of October 31, 2010, the Fund utilized $16,292 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

29

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class Y
1.15%	1.90%	1.90%	0.90%	0.65%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class Y
1.15%	1.90%	1.90%	0.90%	0.90%

Effective November 1, 2010, HIFSCO agreed to revise the voluntary limit on total operating expenses for the Fund, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses. The new expense limitation is as follows:

Class A	Class B	Class C	Class I	Class Y
1.00%	1.75%	1.75%	0.75%	0.65%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2010, this amount is included in the Statement of Operations.

30

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended
	October 31,	October 31,	October 31,	October 31,
	2010	2009	2008	2007
Class A Shares	0.97%	1.00%	0.61%	0.46	%*
Class B Shares	1.77	1.83	1.45	1.25	*
Class C Shares	1.70	1.74	1.38	1.26	*
Class I Shares	0.71	0.75	0.38	0.27	*
Class Y Shares	0.62	0.65	0.30	0.24	†

*	From May 31, 2007 (date shares became available to the public), through October 31, 2007.
†	From August 31, 2007 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B and C Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $1,442 and contingent deferred sales charges of $62 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B and C shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $45. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

31

The Hartford Strategic Income Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

7.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$404,118
Sales Proceeds Excluding U.S. Government Obligations	367,062
Cost of Purchases for U.S. Government Obligations	236,374
Sales Proceeds for U.S. Government Obligations	208,872

8.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	11

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	11,142	901	(7,567)	—	4,476	12,459	680	(7,025)	—	6,114
Amount	$99,402	$8,036	$(67,663)	$—	$39,775	$96,754	$5,439	$(55,376)	$—	$46,817
Class B
Shares	368	66	(451)	—	(17)	1,068	52	(321)	—	799
Amount	$3,274	$585	$(4,011)	$—	$(152)	$8,333	$415	$(2,536)	$—	$6,212
Class C
Shares	5,738	538	(3,284)	—	2,992	6,920	419	(2,702)	—	4,637
Amount	$51,204	$4,800	$(29,288)	$—	$26,716	$54,226	$3,344	$(21,069)	$—	$36,501
Class I
Shares	3,469	263	(2,462)	—	1,270	3,964	211	(2,256)	—	1,919
Amount	$31,205	$2,349	$(21,985)	$—	$11,569	$31,796	$1,691	$(17,756)	$—	$15,731
Class Y
Shares	13	83	(929)	—	(833)	85	224	(3,576)	—	(3,267)
Amount	$118	$741	$(8,239)	$—	$(7,380)	$631	$1,734	$(27,572)	$—	$(25,207)
Total
Shares	20,730	1,851	(14,693)	—	7,888	24,496	1,586	(15,880)	—	10,202
Amount	$185,203	$16,511	$(131,186)	$—	$70,528	$191,740	$12,623	$(124,309)	$—	$80,054
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	53	$472
For the Year Ended October 31, 2009	21	$169

32

10.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

11.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

33

The Hartford Strategic Income Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
A	$8.69	$0.56	$–	$0.51	$1.07	$(0.54)	$–	$–	$(0.54)	$0.53	$9.22
B	8.69	0.49	–	0.50	0.99	(0.47)	–	–	(0.47)	0.52	9.21
C	8.70	0.49	–	0.52	1.01	(0.48)	–	–	(0.48)	0.53	9.23
I	8.71	0.58	–	0.51	1.09	(0.56)	–	–	(0.56)	0.53	9.24
Y	8.69	0.60	–	0.49	1.09	(0.57)	–	–	(0.57)	0.52	9.21

For the Year Ended October 31, 2009
A	7.35	0.53	–	1.33	1.86	(0.52)	–	–	(0.52)	1.34	8.69
B	7.35	0.46	–	1.33	1.79	(0.45)	–	–	(0.45)	1.34	8.69
C	7.36	0.47	–	1.33	1.80	(0.46)	–	–	(0.46)	1.34	8.70
I	7.37	0.54	–	1.34	1.88	(0.54)	–	–	(0.54)	1.34	8.71
Y	7.35	0.57	–	1.32	1.89	(0.55)	–	–	(0.55)	1.34	8.69

For the Year Ended October 31, 2008
A	9.75	0.65	–	(2.39)	(1.74)	(0.66)	–	–	(0.66)	(2.40)	7.35
B	9.75	0.58	–	(2.40)	(1.82)	(0.58)	–	–	(0.58)	(2.40)	7.35
C	9.76	0.59	–	(2.40)	(1.81)	(0.59)	–	–	(0.59)	(2.40)	7.36
I	9.77	0.69	–	(2.41)	(1.72)	(0.68)	–	–	(0.68)	(2.40)	7.37
Y	9.76	0.69	–	(2.41)	(1.72)	(0.69)	–	–	(0.69)	(2.41)	7.35

From (date shares became available to the public) May 31, 2007, through October 31, 2007
A(E)	9.90	0.29	–	(0.14)	0.15	(0.30)	–	–	(0.30)	(0.15)	9.75
B(E)	9.90	0.26	–	(0.15)	0.11	(0.26)	–	–	(0.26)	(0.15)	9.75
C(E)	9.90	0.27	–	(0.15)	0.12	(0.26)	–	–	(0.26)	(0.14)	9.76
I(E)	9.90	0.31	–	(0.13)	0.18	(0.31)	–	–	(0.31)	(0.13)	9.77
Y(H)	9.57	0.12	–	0.19	0.31	(0.12)	–	–	(0.12)	0.19	9.76

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Shares became available to the public on May 31, 2007.
(F)	Not annualized.
(G)	Annualized.
(H)	Commenced operations on August 31, 2007.

34

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Portfolio Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

12.74%		$196,945	0.97%		0.97%		0.97%		6.26%		158%
11.72		15,110	1.77		1.77		1.77		5.48		–
11.89		155,499	1.70		1.70		1.70		5.53		–
12.98		60,203	0.71		0.71		0.71		6.53		–
12.99		8,272	0.62		0.62		0.62		6.70		–

26.24		146,738	1.00		1.00		1.00		6.70		164
25.20		14,397	1.83		1.83		1.83		5.87		–
25.30		120,513	1.74		1.74		1.74		5.98		–
26.48		45,664	0.75		0.75		0.75		7.00		–
26.69		15,036	0.65		0.65		0.65		7.22		–

(19.02)		79,242	0.97		0.61		0.61		7.14		132
(19.66)		6,308	1.81		1.45		1.45		6.33		–
(19.62)		67,863	1.75		1.38		1.38		6.40		–
(18.77)		24,508	0.75		0.38		0.38		7.37		–
(18.85)		36,751	0.67		0.30		0.30		7.49		–

1.53	(F)	42,949	1.01	(G)	0.46	(G)	0.46	(G)	7.15	(G)	40
1.21	(F)	2,644	1.80	(G)	1.25	(G)	1.25	(G)	6.42	(G)	–
1.31	(F)	17,275	1.81	(G)	1.26	(G)	1.26	(G)	6.47	(G)	–
1.84	(F)	11,212	0.82	(G)	0.27	(G)	0.27	(G)	7.49	(G)	–
3.28	(F)	10,631	0.80	(G)	0.25	(G)	0.25	(G)	7.73	(G)	–

35

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Strategic Income Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Strategic Income Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

36

The Hartford Strategic Income Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

37

The Hartford Strategic Income Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1) Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2) Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

38

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors.
Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

39

The Hartford Strategic Income Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

QII*	100.00%

*	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.542	N/A	N/A	0.542
Class B	0.470	N/A	N/A	0.470
Class C	0.476	N/A	N/A	0.476
Class I	0.564	N/A	N/A	0.564
Class Y	0.572	N/A	N/A	0.572

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

40

The Hartford Strategic Income Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,047.75	$5.01	$1,000.00	$1,020.32	$4.94	0.97%	184	365
Class B	$1,000.00	$1,042.45	$9.11	$1,000.00	$1,016.28	$9.00	1.77	184	365
Class C	$1,000.00	$1,042.68	$8.75	$1,000.00	$1,016.64	$8.64	1.70	184	365
Class I	$1,000.00	$1,048.95	$3.67	$1,000.00	$1,021.63	$3.62	0.71	184	365
Class Y	$1,000.00	$1,048.46	$3.20	$1,000.00	$1,022.08	$3.16	0.62	184	365

41

The Hartford Strategic Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Strategic Income Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund has a limited performance record and underperformed relative to its peer group. The Board also noted that it would continue to monitor the performance of the Fund.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

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The Hartford Strategic Income Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board considered that HIFSCO had recently lowered the contractual expense limitation for the Fund’s Class Y shares by 0.25%. The Board also considered HIFSCO’s proposal to lower the contractual expense limitations for the Fund’s Class A, Class B, Class C, and Class I shares by 0.15%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed

44

information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

45

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Target Retirement 2010 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Target Retirement 2010 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2010 Fund inception 09/30/2005
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.

Performance Overview(1) 9/30/05 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

 Average Annual Total Returns(2,3,4) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
Target Retirement 2010 A#	15.02%	3.87%	3.44%
Target Retirement 2010 A##	8.69%	2.71%	2.29%
Target Retirement 2010 R3#	14.87%	3.71%	3.30%
Target Retirement 2010 R4#	15.16%	3.96%	3.54%
Target Retirement 2010 R5#	15.33%	4.08%	3.67%
Target Retirement 2010 Y#	15.34%	4.11%	3.69%
Barclays Capital U.S. Aggregate Bond Index	8.01%	6.45%	6.16%
S&P 500 Index	16.54%	1.74%	1.37%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	The initial investment in Class A shares reflects the maximum sales charge.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2010 Fund returned 15.02%, before sales charge, for the twelve-month period ended October 31, 2010. In comparison, the Fund’s benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.54% and 8.01%, respectively, while the average return for the Lipper Mixed-Asset Target 2010 Funds, a group of funds with investment strategies similar to those of the Fund, was 12.01%.

Why did the Fund perform this way?

Equities ended strong for the period, up 16.5%, as measured by the performance of the S&P 500 Index. Overall, risk assets outperformed, as stocks outperformed bonds and, within fixed income, High Yield outperformed Investment Grade Debt.

Within U.S. equities, mid-cap stocks outperformed small- and large-cap stocks. With regard to investment style, growth outperformed value across all market caps. U.S. stocks outperformed international stocks, as Europe was hurt by the Sovereign Debt Crisis earlier in the year. However, U.S. stock returns were hurt somewhat by expectations of quantitative easing, as a

2

weakening dollar served to support international stock returns. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), as measured by the performance of Dow Jones Wilshire Real Estate Index, posted the strongest results on a relative basis, up 42.6% for the period.

Within fixed income, U.S. Treasury yields fell over the period, as the U.S. Federal Reserve Bank signaled the possibility of a second round of quantitative easing. The 2-year Treasury note fell 55 basis points to 0.34% and the 10-year Treasury note fell 78 basis points to 2.60%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, the Commercial Mortgage-Backed Securities asset class was the top performer, while Agencies was the worst. As with equities, risk assets outperformed, with high yield asset classes such as U.S. High Yield bonds, Bank Loans, and Emerging Market debt outperforming the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund’s target asset allocation is set at approximately 55% equities and 45% fixed income.

The Fund is designed for investors who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through the retirement date. The Fund invests in a diversified combination of other Hartford Mutual Funds (the “Underlying Funds”) as well as certain exchange-traded funds through the implementation of a strategic asset allocation strategy. Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income securities and fixed income funds. The Fund will continue to invest after its target retirement date, gradually reaching its most conservative allocation of approximately 30% in equity securities approximately 25 years from the date indicated in the Fund’s name.

The Fund’s strategic asset allocation decisions contributed to performance. Specifically, the Fund benefited from diversification in International small-caps, Emerging Market stocks, and International REITs. The Fund also benefited from an increased allocation to Emerging Market stocks. The Fund’s structural value bias detracted from performance, as growth outperformed value during the period.

Within fixed income, the Fund benefited from diversification in Emerging Market debt, High Yield bonds, and Bank Loans as they were the best performing fixed income asset classes. The Fund also benefited from exposure to Treasury Inflation-Protected Securities (TIPS), as the asset class outperformed the Barclays Capital U.S. Aggregate Bond Index. An allocation to short-term bonds, which underperformed intermediate bonds, detracted slightly from performance.

Beyond the strategic asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds in which the Fund should invest. During the period, our underlying fund selection was mixed. Within equities, our underlying fund selection in domestic and international large-caps detracted from performance, while underlying fund selection within fixed income contributed to performance, specifically within intermediate-term bonds.

What is the outlook?

We expect global growth to remain positive in 2010, but below long-term averages. While volatility in the equity markets will likely be elevated for some time, we believe equities can appreciate further if the current risk factors stay contained and corporate revenues begin to grow to support the strong forecasted earnings over the next two years. Increased government involvement around the globe in the financial markets will most likely have an impact on performance in the short-term, as investors anticipate additional stimulus measures. Longer-term, we believe investors will shift from risk seeking to a greater focus on fundamentals.

The Fund is positioned with a bias to the value investment style, an increased allocation to both Emerging Market stocks and Emerging Market debt, and reduced exposure to International small-caps. We anticipate that value will outperform as investors shift to a more fundamental focus. In addition, value oriented companies, such as industrials and conglomerates, should benefit from weakness in the dollar. In conjunction with improved global macro fundamentals, emerging markets should continue to perform well relative to developed markets, driven by a variety of factors including strong economic growth, an emerging middle class consumer, and less government debt. These factors helped support Emerging Markets performance through the Sovereign Debt Crisis earlier this year. In the near term, increased borrowing costs and significant austerity measures pose a long-term threat to a European recovery, as the region faces continued drag from heavily indebted members such as Greece and Ireland. International small-cap stocks have more individual country exposure than large-caps, and will thus likely be negatively impacted by weakness in the Euro zone. We have reduced the allocation to International small-caps in light of weak European economic news as well as anticipated anticipated greater volatility within the asset class.

Composition by Investments
as of October 31, 2010

Percentage of Net
Fund Name	Assets
iShares MSCI Emerging Markets Index	0.2%
Powershares DB Commodity Index Tracking	2.7
Powershares Emerging Markets Sovereign Debt Portfolio	1.6
SPDR Dow Jones International Real Estate	0.6
SPDR Dow Jones REIT	0.8
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	3.8
The Hartford Capital Appreciation II Fund, Class Y	1.0
The Hartford Disciplined Equity Fund, Class Y	0.6
The Hartford Dividend and Growth Fund, Class Y	6.9
The Hartford Equity Income Fund, Class Y	2.9
The Hartford Floating Rate Fund, Class Y	3.3
The Hartford Fundamental Growth Fund, Class Y	3.1
The Hartford Global Research Fund, Class Y	3.5
The Hartford Growth Fund, Class Y	2.4
The Hartford Growth Opportunities Fund, Class Y	0.9
The Hartford High Yield Fund, Class Y	2.9
The Hartford Income Fund, Class Y	9.7
The Hartford Inflation Plus Fund, Class Y	14.4
The Hartford International Opportunities Fund, Class Y	4.8
The Hartford International Small Company Fund, Class Y	1.0
The Hartford MidCap Fund, Class Y	1.9
The Hartford MidCap Value Fund, Class Y	3.4
The Hartford Short Duration Fund, Class Y	6.4
The Hartford Small Company Fund, Class Y	1.5
The Hartford Small/Mid Cap Equity Fund, Class Y	2.6
The Hartford SmallCap Growth Fund, Class Y	0.9
The Hartford Strategic Income Fund, Class Y	0.2
The Hartford Total Return Bond Fund, Class Y	6.5
The Hartford Value Fund, Class Y	5.8
The Hartford Value Opportunities Fund, Class Y	3.3
Other Assets and Liabilities	0.4
Total	100.0%

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The Hartford Target Retirement 2010 Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 93.7%
EQUITY FUNDS - 50.3%
32	The Hartford Capital Appreciation Fund, Class Y●		$1,113
23	The Hartford Capital Appreciation II Fund, Class Y●		310
15	The Hartford Disciplined Equity Fund, Class Y		179
113	The Hartford Dividend and Growth Fund, Class Y		2,057
71	The Hartford Equity Income Fund, Class Y		853
83	The Hartford Fundamental Growth Fund, Class Y		923
108	The Hartford Global Research Fund, Class Y		1,035
41	The Hartford Growth Fund, Class Y		697
11	The Hartford Growth Opportunities Fund, Class Y		278
93	The Hartford International Opportunities Fund, Class Y		1,407
24	The Hartford International Small Company Fund, Class Y		311
25	The Hartford MidCap Fund, Class Y●		557
91	The Hartford MidCap Value Fund, Class Y		1,019
23	The Hartford Small Company Fund, Class Y●		441
79	The Hartford Small/Mid Cap Equity Fund, Class Y●		763
9	The Hartford SmallCap Growth Fund, Class Y●		271
162	The Hartford Value Fund, Class Y		1,713
77	The Hartford Value Opportunities Fund, Class Y		964

	Total equity funds
	(cost $12,672)		$14,891

FIXED INCOME FUNDS - 43.4%
112	The Hartford Floating Rate Fund, Class Y		$982
116	The Hartford High Yield Fund, Class Y		853
287	The Hartford Income Fund, Class Y		2,866
347	The Hartford Inflation Plus Fund, Class Y		4,274
191	The Hartford Short Duration Fund, Class Y		1,882
6	The Hartford Strategic Income Fund, Class Y		55
177	The Hartford Total Return Bond Fund, Class Y		1,916

	Total fixed income funds
	(cost $12,157)		$12,828

	Total investments in affiliated investment companies
	(cost $24,829)		$27,719

EXCHANGE TRADED FUNDS - 5.9%
1	iShares MSCI Emerging Markets Index		$65
32	Powershares DB Commodity Index Tracking Fund ●		803
17	Powershares Emerging Markets Sovereign Debt Portfolio		472
4	SPDR Dow Jones International Real Estate		180
4	SPDR Dow Jones REIT		244

	Total exchange traded funds
	(cost $1,657)		$1,764

	Total long-term investments
	(cost $26,486)		$29,483

SHORT-TERM INVESTMENTS - 0.0%
	Investment Pools and Funds - 0.0%
2	State Street Bank Money Market Fund		$2

	Total short-term investments
	(cost $2)		$2

	Total investments
	(cost $26,488) ▲	99.6%	$29,485
	Other assets and liabilities	0.4%	108
	Total net assets	100.0%	$29,593

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $26,728 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,046
Unrealized Depreciation	(289)
Net Unrealized Appreciation	$2,757

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

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The Hartford Target Retirement 2010 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$27,719	$27,719	$–	$–
Exchange Traded Funds	1,764	1,764	–	–
Short-Term Investments	2	2	–	–
Total	$29,485	$29,485	$–	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

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The Hartford Target Retirement 2010 Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,659)	$1,766
Investments in underlying affiliated funds, at market value (cost $24,829)	27,719
Receivables:
Investment securities sold	4
Fund shares sold	8
Dividends and interest	63
Other assets	57
Total assets	29,617
Liabilities:
Payables:
Investment securities purchased	10
Fund shares redeemed	4
Investment management fees	1
Administrative fees	1
Distribution fees	1
Accrued expenses	7
Total liabilities	24
Net assets	$29,593
Summary of Net Assets:
Capital stock and paid-in-capital	$28,693
Accumulated undistributed net investment income	336
Accumulated net realized loss on investments	(2,433)
Unrealized appreciation of investments	2,997
Net assets	$29,593

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.59 / $10.15
Shares outstanding	1,015
Net assets	$9,738
Class R3: Net asset value per share	$9.55
Shares outstanding	751
Net assets	$7,168
Class R4: Net asset value per share	$9.60
Shares outstanding	1,059
Net assets	$10,173
Class R5: Net asset value per share	$9.61
Shares outstanding	246
Net assets	$2,361
Class Y: Net asset value per share	$9.60
Shares outstanding	16
Net assets	$153

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2010 Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$26
Dividends from underlying affiliated funds	493
Total investment income	519

Expenses:
Investment management fees	37
Administrative services fees	23
Transfer agent fees	9
Distribution fees
Class A	23
Class R3	19
Class R4	23
Custodian fees	1
Accounting services fees	3
Registration and filing fees	52
Board of Directors' fees	1
Audit fees	6
Other expenses	8
Total expenses (before waivers)	205
Expense waivers	(152)
Total waivers	(152)
Total expenses, net	53
Net Investment Income	466
Net Realized Gain on Investments:
Net realized gain on investments in underlying affiliated funds	634
Net Realized Gain on Investments	634
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	2,280
Net Changes in Unrealized Appreciation of Investments	2,280
Net Gain on Investments	2,914
Net Increase in Net Assets Resulting from Operations	$3,380

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2010 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$466	$481
Net realized gain (loss) on investments	634	(1,950)
Net unrealized appreciation of investments	2,280	4,777
Net Increase In Net Assets Resulting From Operations	3,380	3,308
Distributions to Shareholders:
From net investment income
Class A	(169)	(101)
Class B*	—	(5)
Class C*	—	(9)
Class R3	(39)	(2)
Class R4	(182)	(81)
Class R5	(49)	(17)
Class Y	(3)	(2)
Total distributions	(442)	(217)
Capital Share Transactions:
Class A	(705)	1,880 †
Class B*	—	(580)‡
Class C*	—	(762)§
Class R3	5,108	1,400
Class R4	89	2,865
Class R5	36	636
Class Y	3	2
Net increase from capital share transactions	4,531	5,441
Net Increase In Net Assets	7,469	8,532
Net Assets:
Beginning of period	22,124	13,592
End of period	$29,593	$22,124
Accumulated undistributed (distribution in excess of) net investment income (loss)	$336	$312
*	Classes B and C were merged into Class A on July 24, 2009.
†	Includes merger activity in the amount of $985.
‡	Includes merger activity in the amount of $(423).
§	Includes merger activity in the amount of $(562).

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2010 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange

9

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the

10

Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

11

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$442	$217

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$336
Accumulated Capital Losses *	(2,193)
Unrealized Appreciation †	2,757
Total Accumulated Earnings	$900

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$397
2017	1,796
Total	$2,193

As of October 31, 2010, the Fund utilized $522 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

12

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.00%	1.15%	0.85%	0.80%	0.80%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $14 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, R3 and R4 shares and for

13

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $1. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	11
Class R5	11
Class Y	16

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$16,442
Sales Proceeds Excluding U.S. Government Obligations	11,972

14

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued From Merger	Net Increase (Decrease) of Shares
Class A
Shares	350	19	(453)	—	(84)	583	15	(523)	123	198
Amount	$3,141	$164	$(4,010)	$—	$(705)	$4,556	$100	$(3,761)	$985	$1,880
Class B
Shares	—	—	—	—	—	2	1	(6)	(53)	(56)
Amount	$—	$—	$—	$—	$—	$13	$4	$(174)	$(423)	$(580)
Class C
Shares	—	—	—	—	—	23	1	(35)	(71)	(82)
Amount	$—	$—	$—	$—	$—	$152	$9	$(361)	$(562)	$(762)
Class R3
Shares	763	5	(203)	—	565	193	—	(8)	—	185
Amount	$6,881	$39	$(1,812)	$—	$5,108	$1,467	$2	$(69)	$—	$1,400
Class R4
Shares	457	21	(479)	—	(1)	527	12	(146)	—	393
Amount	$4,150	$182	$(4,243)	$—	$89	$3,874	$81	$(1,090)	$—	$2,865
Class R5
Shares	114	6	(115)	—	5	128	3	(46)	—	85
Amount	$1,021	$49	$(1,034)	$—	$36	$942	$17	$(323)	$—	$636
Class Y
Shares	—	—	—	—	—	—	1	—	—	1
Amount	$—	$3	$—	$—	$3	$—	$2	$—	$—	$2
Total
Shares	1,684	51	(1,250)	—	485	1,456	33	(764)	(1)	724
Amount	$15,193	$437	$(11,099)	$—	$4,531	$11,004	$215	$(5,778)	$—	$5,441

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	N/A	$	N/A
For the Year Ended October 31, 2009	—		$3

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

15

The Hartford Target Retirement 2010 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

9.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

16

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17

The Hartford Target Retirement 2010 Fund
Financial Highlights
- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Payments from (to) Affiliate	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Increase (Decrease) in Net Asset Value	Net Asset Value at End of Period

For the Year Ended October 31, 2010 (E)
A	$8.50	$0.17	$–	$1.09	$1.26	$(0.17)	$–	$–	$(0.17)	$1.09	$9.59
R3	8.48	0.14	–	1.10	1.24	(0.17)	–	–	(0.17)	1.07	9.55
R4	8.51	0.18	–	1.09	1.27	(0.18)	–	–	(0.18)	1.09	9.60
R5	8.51	0.19	–	1.10	1.29	(0.19)	–	–	(0.19)	1.10	9.61
Y	8.50	0.19	–	1.10	1.29	(0.19)	–	–	(0.19)	1.10	9.60

For the Year Ended October 31, 2009 (E)
A(F)	7.24	0.22	–	1.15	1.37	(0.11)	–	–	(0.11)	1.26	8.50
R3	7.23	0.18	–	1.18	1.36	(0.11)	–	–	(0.11)	1.25	8.48
R4	7.23	0.22	–	1.17	1.39	(0.11)	–	–	(0.11)	1.28	8.51
R5	7.24	0.22	–	1.16	1.38	(0.11)	–	–	(0.11)	1.27	8.51
Y	7.23	0.23	–	1.15	1.38	(0.11)	–	–	(0.11)	1.27	8.50

For the Year Ended October 31, 2008
A	10.66	0.30	–	(3.10)	(2.80)	(0.41)	(0.21)	–	(0.62)	(3.42)	7.24
R3	10.66	0.26	–	(3.11)	(2.85)	(0.37)	(0.21)	–	(0.58)	(3.43)	7.23
R4	10.66	0.36	–	(3.17)	(2.81)	(0.41)	(0.21)	–	(0.62)	(3.43)	7.23
R5	10.67	0.37	–	(3.16)	(2.79)	(0.43)	(0.21)	–	(0.64)	(3.43)	7.24
Y	10.66	0.33	–	(3.11)	(2.78)	(0.44)	(0.21)	–	(0.65)	(3.43)	7.23

For the Year Ended October 31, 2007
A	9.65	0.28	–	1.01	1.29	(0.28)	–	–	(0.28)	1.01	10.66
R3(G)	9.76	0.14	–	0.89	1.03	(0.13)	–	–	(0.13)	0.90	10.66
R4(G)	9.76	0.16	–	0.89	1.05	(0.15)	–	–	(0.15)	0.90	10.66
R5(G)	9.76	0.19	–	0.89	1.08	(0.17)	–	–	(0.17)	0.91	10.67
Y	9.65	0.32	–	0.99	1.31	(0.30)	–	–	(0.30)	1.01	10.66

For the Year Ended October 31, 2006
A	9.82	0.47	–	0.22	0.69	(0.50)	–	(0.36)	(0.86)	(0.17)	9.65
Y	9.83	0.50	–	0.21	0.71	(0.53)	–	(0.36)	(0.89)	(0.18)	9.65

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Classes B and C were merged into Class A on July 24, 2009.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.

18

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Excluding Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate(D)

15.02%		$9,738	0.79%		0.27%		0.27%		1.86%		49%
14.87		7,168	1.14		0.42		0.42		1.66		–
15.16		10,173	0.85		0.12		0.12		2.02		–
15.33		2,361	0.55		0.07		0.07		2.09		–
15.34		153	0.45		0.07		0.07		2.07		–

19.29		9,342	0.95		0.24		0.24		3.00		31
19.24		1,578	1.25		0.39		0.39		2.37		–
19.58		9,020	1.03		0.09		0.09		3.00		–
19.48		2,051	0.73		0.04		0.04		2.99		–
19.56		133	0.65		0.04		0.04		3.12		–

(27.74)		6,520	1.02		0.42		0.42		2.87		68
(28.14)		8	1.47		0.87		0.87		2.70		–
(27.84)		4,823	1.04		0.45		0.45		1.67		–
(27.64)		1,131	0.71		0.11		0.11		1.86		–
(27.60)		111	0.76		0.16		0.16		3.40		–

13.55		7,547	1.81		0.50		0.50		2.46		56
10.56	(H)	11	2.32	(I)	0.90	(I)	0.90	(I)	1.62	(I)	–
10.88	(H)	442	1.97	(I)	0.60	(I)	0.60	(I)	2.03	(I)	–
11.15	(H)	11	1.72	(I)	0.30	(I)	0.30	(I)	2.23	(I)	–
13.83		153	1.54		0.20		0.20		3.21		–

7.43		1,618	8.32		0.54		0.54		2.01		10
7.62		135	8.02		0.23		0.23		2.31		–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2010 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2010 Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

20

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Target Retirement 2010 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1) Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009)) Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2) Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

22

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2010 Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	6.70%
Other Direct Federal Obligations*	0.21%
Other Securities	93.09%
Total	100.00%

DRD†	60.00%
QDI‡	80.00%
QII§	85.00%

*	The income received from federal obligations.
†	Income distributions, taxable as dividend income which qualify for deduction by corporations.
‡
 For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.171	N/A	N/A	0.171
Class R3	0.174	N/A	N/A	0.174
Class R4	0.183	N/A	N/A	0.183
Class R5	0.186	N/A	N/A	0.186
Class Y	0.186	N/A	N/A	0.186

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

24

The Hartford Target Retirement 2010 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value April 30, 2010	Ending Account Value October 31, 2010	Expenses paid during the period April 30, 2010 through October 31, 2010	Beginning Account Value April 30, 2010	Ending Account Value October 31, 2010	Expenses paid during the period April 30, 2010 through October 31, 2010	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,038.91	$1.44	$1,000.00	$1,023.79	$1.43	0.28%	184	365
Class R3	$1,000.00	$1,038.05	$2.16	$1,000.00	$1,023.09	$2.14	0.42	184	365
Class R4	$1,000.00	$1,038.96	$0.67	$1,000.00	$1,024.55	$0.66	0.13	184	365
Class R5	$1,000.00	$1,040.01	$0.41	$1,000.00	$1,024.80	$0.41	0.08	184	365
Class Y	$1,000.00	$1,040.00	$0.36	$1,000.00	$1,024.85	$0.36	0.07	184	365

25

The Hartford Target Retirement 2010 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Target Retirement 2010 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In

27

The Hartford Target Retirement 2010 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

28

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Target Retirement 2015 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Target Retirement 2015 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2015 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company) Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.

Performance Overview(1) 10/31/08 - 10/31/10
Growth of a $10,000 investment in Class R3

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth  more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2) (as of 10/31/10)

	1	Since
	Year	Inception
Target Retirement 2015 R3	15.16%	16.73%
Target Retirement 2015 R4	15.50%	17.09%
Target Retirement 2015 R5	15.63%	17.16%
Barclays Capital U.S. Aggregate Bond Index	8.01%	10.86%
S&P 500 Index	16.54%	13.11%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2015 Fund returned 15.16%, before sales charge, for the twelve-month period ended October 31, 2010. In comparison, the Fund’s benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.54% and 8.01%, respectively, while the average return for the Lipper Mixed-Asset Target 2015 Funds, a group of funds with investment strategies similar to those of the Fund, was 14.27%.

Why did the Fund perform this way?

Equities ended strong for the period, up 16.5%, as measured by the performance of the S&P 500 Index. Overall, risk assets outperformed, as stocks outperformed bonds and, within fixed income, High Yield outperformed Investment Grade Debt.

Within U.S. equities, mid-cap stocks outperformed small- and large-cap stocks. With regard to investment style, growth outperformed value across all market caps. U.S. stocks outperformed international stocks, as Europe was hurt by the Sovereign Debt Crisis earlier in the year. However, U.S. stock

2

returns were hurt somewhat by expectations of quantitative easing, as a weakening dollar served to support international stock returns. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), as measured by the performance of the Dow Jones Wilshire Real Estate Index, posted the strongest results on a relative basis, up 42.6% for the period.

Within fixed income, U.S. Treasury yields fell over the period, as the U.S. Federal Reserve Bank signaled the possibility of a second round of quantitative easing. The 2-year Treasury note fell 55 basis points to 0.34% and the 10-year Treasury note fell 78 basis points to 2.60%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, the Commercial Mortgage-Backed Securities asset class was the top performer, while Agencies was the worst. As with equities, risk assets outperformed, with high yield asset classes such as U.S. High Yield bonds, Bank Loans, and Emerging Market debt outperforming the Barclays Capital U.S. Aggregate Bond Index.  Generally, the Fund’s target asset allocation is set at approximately 63% equities and 37% fixed income.

The Fund is designed for investors who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through the retirement date. The Fund invests in a diversified combination of other Hartford Mutual Funds (the “Underlying Funds”) as well as certain exchange-traded funds through the implementation of a strategic asset allocation strategy. Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income securities and fixed income funds. The Fund will continue to invest after its target retirement date, gradually reaching its most conservative allocation of approximately 30% in equity securities approximately 25 years from the date indicated in the Fund’s name.

The Fund’s strategic asset allocation decisions contributed to performance. Specifically, the Fund benefited from diversification in International small-caps, Emerging Market stocks, and International REITs. The Fund also benefited from an increased allocation to Emerging Market stocks. The Fund’s structural value bias detracted from performance, as growth outperformed value during the period.

Within fixed income, the Fund benefited from diversification in Emerging Market debt, High Yield bonds, and Bank Loans as they were the best performing fixed income asset classes. The Fund also benefited from exposure to Treasury Inflation-Protected Securities (TIPS), as the asset class outperformed the Barclays Capital U.S. Aggregate Bond Index. An allocation to short-term bonds, which underperformed intermediate bonds, detracted slightly from performance.

Beyond the strategic asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds in which the Fund should invest. During the period, our underlying fund selection was mixed. Within equities, our underlying fund selection in domestic and international large-caps detracted from performance, while underlying fund selection within fixed income contributed to performance, specifically within intermediate-term bonds.

What is the outlook?

We expect global growth to remain positive in 2010, but below long-term averages. While volatility in the equity markets will likely be elevated for some time, we believe equities can appreciate further if the current risk factors stay contained and corporate revenues begin to grow to support the strong forecasted earnings over the next two years. Increased government involvement around the globe in the financial markets will most likely have an impact on performance in the short-term, as investors anticipate additional stimulus measures. Longer-term, we believe investors will shift from risk seeking to a greater focus on fundamentals.

The Fund is positioned with a bias to the value investment style, an increased allocation to both Emerging Market stocks and Emerging Market debt, and reduced exposure to International small-caps. We anticipate that value will outperform as investors shift to a more fundamental focus. In addition, value oriented companies, such as industrials and conglomerates, should benefit from weakness in the dollar. In conjunction with improved global macro fundamentals, emerging markets should continue to perform well relative to developed markets, driven by a variety of factors including strong economic growth, an emerging middle class consumer, and less government debt. These factors helped support Emerging Markets performance through the Sovereign Debt Crisis earlier this year. In the near term, increased borrowing costs and significant austerity measures pose a long-term threat to a European recovery, as the region faces continued drag from heavily indebted members such as Greece and Ireland. International small-cap stocks have more individual country exposure than large-caps, and will thus likely be negatively impacted by weakness in the Euro zone. We have reduced the allocation to International small-caps in light of weak European economic news as well as greater volatility within the asset class.

Composition by Investments
as of October 31, 2010

Percentage of Net
Fund Name	Assets
iShares MSCI Emerging Markets Index	0.7%
Powershares DB Commodity Index Tracking	2.2
Powershares Emerging Markets Sovereign Debt Portfolio	1.4
SPDR Dow Jones International Real Estate	0.7
SPDR Dow Jones REIT	0.8
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	1.9
The Hartford Capital Appreciation II Fund, Class Y	1.3
The Hartford Disciplined Equity Fund, Class Y	0.3
The Hartford Dividend and Growth Fund, Class Y	8.9
The Hartford Equity Income Fund, Class Y	5.3
The Hartford Floating Rate Fund, Class Y	0.5
The Hartford Fundamental Growth Fund, Class Y	5.2
The Hartford Global Growth Fund, Class Y	0.4
The Hartford Global Research Fund, Class Y	7.4
The Hartford Growth Fund, Class Y	0.3
The Hartford High Yield Fund, Class Y	2.9
The Hartford Income Fund, Class Y	5.7
The Hartford Inflation Plus Fund, Class Y	9.2
The Hartford International Opportunities Fund, Class Y	3.4
The Hartford International Small Company Fund, Class Y	6.0
The Hartford MidCap Fund, Class Y	6.1
The Hartford Short Duration Fund, Class Y	8.5
The Hartford Small Company Fund, Class Y	1.9
The Hartford Small/Mid Cap Equity Fund, Class Y	1.8
The Hartford SmallCap Growth Fund, Class Y	1.6
The Hartford Total Return Bond Fund, Class Y	7.1
The Hartford Value Fund, Class Y	5.6
The Hartford Value Opportunities Fund, Class Y	0.6
Other Assets and Liabilities	2.3
Total	100.0%

3

The Hartford Target Retirement 2015 Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 91.9%
EQUITY FUNDS - 58.0%
13	The Hartford Capital Appreciation Fund, Class Y●		$442
23	The Hartford Capital Appreciation II Fund, Class Y●		304
6	The Hartford Disciplined Equity Fund, Class Y		73
115	The Hartford Dividend and Growth Fund, Class Y		2,089
104	The Hartford Equity Income Fund, Class Y		1,249
112	The Hartford Fundamental Growth Fund, Class Y		1,237
6	The Hartford Global Growth Fund, Class Y		89
182	The Hartford Global Research Fund, Class Y		1,743
4	The Hartford Growth Fund, Class Y		68
53	The Hartford International Opportunities Fund, Class Y		804
111	The Hartford International Small Company Fund, Class Y		1,417
66	The Hartford MidCap Fund, Class Y●		1,447
23	The Hartford Small Company Fund, Class Y●		439
44	The Hartford Small/Mid Cap Equity Fund, Class Y●		420
13	The Hartford SmallCap Growth Fund, Class Y●		378
125	The Hartford Value Fund, Class Y		1,319
12	The Hartford Value Opportunities Fund, Class Y		146

	Total equity funds
	(cost $12,204)		$13,664

FIXED INCOME FUNDS - 33.9%
13	The Hartford Floating Rate Fund, Class Y		$116
94	The Hartford High Yield Fund, Class Y		691
135	The Hartford Income Fund, Class Y		1,341
176	The Hartford Inflation Plus Fund, Class Y		2,168
204	The Hartford Short Duration Fund, Class Y		2,013
154	The Hartford Total Return Bond Fund, Class Y		1,664

	Total fixed income funds
	(cost $7,726)		$7,993

	Total investments in affiliated investment companies
	(cost $19,930)		$21,657

EXCHANGE TRADED FUNDS - 5.8%
3	iShares MSCI Emerging Markets Index		$159
21	Powershares DB Commodity Index Tracking Fund ●		519
11	Powershares Emerging Markets Sovereign Debt Portfolio		320
4	SPDR Dow Jones International Real Estate		174
3	SPDR Dow Jones REIT		200

	Total exchange traded funds
	(cost $1,236)		$1,372

	Total long-term investments
	(cost $21,166)		$23,029

SHORT-TERM INVESTMENTS - 0.0%
	Investment Pools and Funds - 0.0%
1	State Street Bank Money Market Fund		$1

	Total short-term investments
	(cost $1)		$1

	Total investments
	(cost $21,167) ▲	97.7%	$23,030
	Other assets and liabilities	2.3%	538
	Total net assets	100.0%	$23,568

The accompanying notes are an integral part of these financial statements.

4

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $21,176 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,854
Unrealized Depreciation	—
Net Unrealized Appreciation	$1,854

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2015 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$21,657	$21,657	$–	$–
Exchange Traded Funds	1,372	1,372	–	–
Short-Term Investments	1	1	–	–
Total	$23,030	$23,030	$–	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2015 Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,237)	$1,373
Investments in underlying affiliated funds, at market value (cost $19,930)	21,657
Receivables:
Fund shares sold	1,087
Dividends and interest	41
Other assets	43
Total assets	24,201
Liabilities:
Payables:
Investment securities purchased	625
Investment management fees	—
Administrative fees	1
Distribution fees	1
Accrued expenses	6
Total liabilities	633
Net assets	$23,568
Summary of Net Assets:
Capital stock and paid-in-capital	$21,155
Accumulated undistributed net investment income	153
Accumulated net realized gain on investments	397
Unrealized appreciation of investments	1,863
Net assets	$23,568

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.29
Shares outstanding	1,075
Net assets	$14,282
Class R4: Net asset value per share	$13.34
Shares outstanding	584
Net assets	$7,787
Class R5: Net asset value per share	$13.35
Shares outstanding	112
Net assets	$1,499

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2015 Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$14
Dividends from underlying affiliated funds	203
Interest	—
Total investment income	217

Expenses:
Investment management fees	18
Administrative services fees	20
Transfer agent fees	—
Distribution fees
Class R3	32
Class R4	10
Custodian fees	1
Accounting services fees	2
Registration and filing fees	39
Board of Directors' fees	1
Audit fees	5
Other expenses	5
Total expenses (before waivers)	133
Expense waivers	(102)
Total waivers	(102)
Total expenses, net	31
Net Investment Income	186
Net Realized Gain on Investments:
Net realized gain on investments in underlying affiliated funds	442
Net Realized Gain on Investments	442
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	1,261
Net Changes in Unrealized Appreciation of Investments	1,261
Net Gain on Investments	1,703
Net Increase in Net Assets Resulting from Operations	$1,889

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2015 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$186	$86
Net realized gain (loss) on investments	442	(45)
Net unrealized appreciation of investments	1,261	602
Net Increase In Net Assets Resulting From Operations	1,889	643
Distributions to Shareholders:
From net investment income
Class R3	(30)	(11)
Class R4	(31)	(12)
Class R5	(23)	(12)
Total distributions	(84)	(35)
Capital Share Transactions:
Class R3	11,257	771
Class R4	5,311	692
Class R5	(150)	274
Net increase from capital share transactions	16,418	1,737
Net Increase In Net Assets	18,223	2,345
Net Assets:
Beginning of period	5,345	3,000
End of period	$23,568	$5,345
Accumulated undistributed (distribution in excess of) net investment income (loss)	$153	$51

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2015 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc.

10

or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the

11

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$84	$35

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$222
Undistributed Long-Term Capital Gain	337
Unrealized Appreciation *	1,854
Total Accumulated Earnings	$2,413

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

As of October 31, 2010, the Fund utilized $38 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory

13

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.15%	0.85%	0.80%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford,

14

provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	82
Class R4	82
Class R5	95

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$20,338
Sales Proceeds Excluding U.S. Government Obligations	4,324

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	1,072	2	(170)	—	904	83	1	(13)	—	71
Amount	$13,355	$30	$(2,128)	$—	$11,257	$889	$11	$(129)	$—	$771
Class R4
Shares	514	3	(94)	—	423	60	1	—	—	61
Amount	$6,454	$31	$(1,174)	$—	$5,311	$680	$12	$—	$—	$692
Class R5
Shares	12	2	(26)	—	(12)	23	1	—	—	24
Amount	$150	$23	$(323)	$—	$(150)	$263	$12	$(1)	$—	$274
Total
Shares	1,598	7	(290)	—	1,315	166	3	(13)	—	156
Amount	$19,959	$84	$(3,625)	$—	$16,418	$1,832	$35	$(130)	$—	$1,737

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated

15

The Hartford Target Retirement 2015 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

9.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

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17

The Hartford Target Retirement 2015 Fund
Financial Highlights

 - Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
R3	$11.69	$0.14	$–	$1.62	$1.76	$(0.16)	$–	$–	$(0.16)	$1.60	$13.29
R4	11.72	0.16	–	1.64	1.80	(0.18)	–	–	(0.18)	1.62	13.34
R5	11.72	0.24	–	1.57	1.81	(0.18)	–	–	(0.18)	1.63	13.35

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.21	–	1.59	1.80	(0.11)	–	–	(0.11)	1.69	11.69
R4	10.00	0.23	–	1.61	1.84	(0.12)	–	–	(0.12)	1.72	11.72
R5	10.00	0.26	–	1.58	1.84	(0.12)	–	–	(0.12)	1.72	11.72

(A)	Information presented relates to a share outstanding throughout the indicated period.

(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.

(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

18

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
		Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net Investment
	Net Assets at End of	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Income to Average Net	Portfolio Turnover
Total Return(B)	Period (000's)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Assets	Rate(D)

15.16%	$14,282	1.28%	0.40%	0.40%	1.42%	37%
15.50	7,787	1.01	0.10	0.10	1.76	–
15.63	1,499	0.76	0.05	0.05	1.87	–

18.33	2,003	2.24	0.37	0.37	2.27	15
18.70	1,883	1.92	0.07	0.07	2.61	–
18.71	1,459	1.65	0.02	0.02	2.67	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2015 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2015 Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

20

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Target Retirement 2015 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

22

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2015 Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class R3	0.158	N/A	N/A	0.158
Class R4	0.180	N/A	N/A	0.180
Class R5	0.184	N/A	N/A	0.184

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

24

The Hartford Target Retirement 2015 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class R3	$1,000.00	$1,035.83	$2.10	$1,000.00	$1,023.14	$2.09	0.41%	184	365
Class R4	$1,000.00	$1,037.32	$0.56	$1,000.00	$1,024.65	$0.56	0.11	184	365
Class R5	$1,000.00	$1,038.17	$0.36	$1,000.00	$1,024.85	$0.36	0.07	184	365

25

The Hartford Target Retirement 2015 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Target Retirement 2015 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement for the Fund with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

27

The Hartford Target Retirement 2015 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

28

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Target Retirement 2020 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Target Retirement 2020 Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2020 Fund inception 09/30/2005
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.

 Performance Overview(1) 9/30/05 - 10/31/10
 Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
Target Retirement 2020 A#	15.54%	3.50%	3.01%
Target Retirement 2020 A##	9.19%	2.33%	1.87%
Target Retirement 2020 R3#	15.30%	3.33%	2.85%
Target Retirement 2020 R4#	15.68%	3.58%	3.09%
Target Retirement 2020 R5#	15.82%	3.72%	3.23%
Target Retirement 2020 Y#	15.72%	3.75%	3.26%
Barclays Capital U.S. Aggregate Bond Index	8.01%	6.45%	6.16%
S&P 500 Index	16.54%	1.74%	1.37%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	The initial investment in Class A shares reflects the maximum sales charge.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2020 Fund returned 15.54%, before sales charge, for the twelve-month period ended October 31, 2010. In comparison, the Fund’s benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.54% and 8.01%, respectively, while the average return for the Lipper Mixed-Asset Target 2020 Funds, a group of funds with investment strategies similar to those of the Fund, was 14.04%.

Why did the Fund perform this way?

Equities ended strong for the period, up 16.5%, as measured by the performance of the S&P 500 Index. Overall, risk assets outperformed, as stocks outperformed bonds and, within fixed income, High Yield outperformed Investment Grade Debt.

Within U.S. equities, mid-cap stocks outperformed small- and large-cap stocks. With regard to investment style, growth outperformed value across all market caps. U.S. stocks outperformed international stocks, as Europe was hurt by the Sovereign Debt Crisis earlier in the year. However, U.S. stock returns were hurt somewhat by expectations of quantitative easing, as a

2

weakening dollar served to support international stock returns. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), as measured by the performance of the Dow Jones Wilshire Real Estate Index, posted the strongest results on a relative basis, up 42.6% for the period.

Within fixed income, U.S. Treasury yields fell over the period, as the U.S. Federal Reserve Bank signaled the possibility of a second round of quantitative easing. The 2-year Treasury note fell 55 basis points to 0.34% and the 10-year Treasury note fell 78 basis points to 2.60%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, the Commercial Mortgage-Backed Securities asset class was the top performer, while Agencies was the worst. As with equities, risk assets outperformed, with high yield asset classes such as U.S. High Yield bonds, Bank Loans, and Emerging Market debt outperforming the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund’s target asset allocation is set at approximately 69% equities and 31% fixed income.

The Fund is designed for investors who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through the retirement date. The Fund invests in a diversified combination of other Hartford Mutual Funds (the “Underlying Funds”) as well as certain exchange-traded funds through the implementation of a strategic asset allocation strategy. Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income securities and fixed income funds. The Fund will continue to invest after its target retirement date, gradually reaching its most conservative allocation of approximately 30% in equity securities approximately 25 years from the date indicated in the Fund’s name.

The Fund’s strategic asset allocation decisions contributed to performance. Specifically, the Fund benefited from diversification in International small-caps, Emerging Market stocks, and International REITs. The Fund also benefited from an increased allocation to Emerging Market stocks. The Fund’s structural value bias detracted from performance, as growth outperformed value during the period.

Within fixed income, the Fund benefited from diversification in Emerging Market debt, High Yield bonds, and Bank Loans as they were the best performing fixed income asset classes. The Fund also benefited from exposure to Treasury Inflation-Protected Securities (TIPS), as the asset class outperformed the Barclays Capital U.S. Aggregate Bond Index. An allocation to short-term bonds, which underperformed intermediate bonds, detracted slightly from performance.

Beyond the strategic asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds in which the Fund should invest. During the period, our underlying fund selection was mixed. Within equities, our underlying fund selection in domestic and international large-caps detracted from performance, while underlying fund selection within fixed income contributed to performance, specifically within intermediate-term bonds.

What is the outlook?

We expect global growth to remain positive in 2010, but below long-term averages. While volatility in the equity markets will likely be elevated for some time, we believe equities can appreciate further if the current risk factors stay contained and corporate revenues begin to grow to support the strong forecasted earnings over the next two years. Increased government involvement around the globe in the financial markets will most likely have an impact on performance in the short-term, as investors anticipate additional stimulus measures. Longer-term, we believe investors will shift from risk seeking to a greater focus on fundamentals.

The Fund is positioned with a bias to the value investment style, an increased allocation to both Emerging Market stocks and Emerging Market debt, and reduced exposure to International small-caps. We anticipate that value will outperform as investors shift to a more fundamental focus. In addition, value oriented companies, such as industrials and conglomerates, should benefit from weakness in the dollar. In conjunction with improved global macro fundamentals, emerging markets should continue to perform well relative to developed markets, driven by a variety of factors including strong economic growth, an emerging middle class consumer, and less government debt. These factors helped support Emerging Markets performance through the Sovereign Debt Crisis earlier this year. In the near term, increased borrowing costs and significant austerity measures pose a long-term threat to a European recovery, as the region faces continued drag from heavily indebted members such as Greece and Ireland. International small-cap stocks have more individual country exposure than large-caps, and will thus likely be negatively impacted by weakness in the Euro zone. We have reduced the allocation to International small-caps in light of weak European economic news as well as anticipated greater volatility within the asset class.

Composition by Investments
as of October 31, 2010

Percentage of Net
Fund Name	Assets
iShares MSCI Emerging Markets Index	0.5%
Powershares DB Commodity Index Tracking	2.9
Powershares Emerging Markets Sovereign Debt Portfolio	0.4
SPDR Dow Jones International Real Estate	0.4
SPDR Dow Jones REIT	0.6
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	6.5
The Hartford Capital Appreciation II Fund, Class Y	1.1
The Hartford Disciplined Equity Fund, Class Y	1.0
The Hartford Dividend and Growth Fund, Class Y	10.2
The Hartford Equity Income Fund, Class Y	2.5
The Hartford Floating Rate Fund, Class Y	1.2
The Hartford Fundamental Growth Fund, Class Y	4.9
The Hartford Global Growth Fund, Class Y	0.8
The Hartford Global Research Fund, Class Y	5.1
The Hartford Growth Fund, Class Y	1.0
The Hartford Growth Opportunities Fund, Class Y	1.0
The Hartford High Yield Fund, Class Y	2.4
The Hartford Income Fund, Class Y	5.9
The Hartford Inflation Plus Fund, Class Y	8.4
The Hartford International Opportunities Fund, Class Y	2.3
The Hartford International Small Company Fund, Class Y	4.3
The Hartford MidCap Fund, Class Y	6.2
The Hartford MidCap Value Fund, Class Y	1.4
The Hartford Short Duration Fund, Class Y	5.5
The Hartford Small Company Fund, Class Y	2.0
The Hartford Small/Mid Cap Equity Fund, Class Y	2.3
The Hartford SmallCap Growth Fund, Class Y	2.3
The Hartford Strategic Income Fund, Class Y	1.3
The Hartford Total Return Bond Fund, Class Y	5.7
The Hartford Value Fund, Class Y	8.6
The Hartford Value Opportunities Fund, Class Y	1.1
Other Assets and Liabilities	0.2
Total	100.0%

3

The Hartford Target Retirement 2020 Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 95.0%
EQUITY FUNDS - 64.6%
164	The Hartford Capital Appreciation Fund, Class Y●		$5,753
71	The Hartford Capital Appreciation II Fund, Class Y●		939
75	The Hartford Disciplined Equity Fund, Class Y		919
497	The Hartford Dividend and Growth Fund, Class Y		9,031
186	The Hartford Equity Income Fund, Class Y	.	2,247
390	The Hartford Fundamental Growth Fund, Class Y		4,324
45	The Hartford Global Growth Fund, Class Y	.	694
472	The Hartford Global Research Fund, Class Y		4,526
54	The Hartford Growth Fund, Class Y		915
33	The Hartford Growth Opportunities Fund, Class Y		853
136	The Hartford International Opportunities Fund, Class Y		2,061
302	The Hartford International Small Company Fund, Class Y		3,857
251	The Hartford MidCap Fund, Class Y●		5,535
109	The Hartford MidCap Value Fund, Class Y	.	1,225
95	The Hartford Small Company Fund, Class Y●		1,802
212	The Hartford Small/Mid Cap Equity Fund, Class Y●		2,030
73	The Hartford SmallCap Growth Fund, Class Y●		2,073
726	The Hartford Value Fund, Class Y		7,672
81	The Hartford Value Opportunities Fund, Class Y		1,018

	Total equity funds
	(cost $52,266)		$57,474

FIXED INCOME FUNDS - 30.4%
119	The Hartford Floating Rate Fund, Class Y		$1,049
292	The Hartford High Yield Fund, Class Y		2,152
529	The Hartford Income Fund, Class Y		5,273
604	The Hartford Inflation Plus Fund, Class Y		7,447
500	The Hartford Short Duration Fund, Class Y	.	4,920
121	The Hartford Strategic Income Fund, Class Y		1,119
465	The Hartford Total Return Bond Fund, Class Y		5,044

	Total fixed income funds
	(cost $25,760)		$27,004

	Total investments in affiliated investment companies
	(cost $78,026)		$84,478

EXCHANGE TRADED FUNDS - 4.8%

9	iShares MSCI Emerging Markets Index		$425
101	Powershares DB Commodity Index Tracking Fund ●		2,536
13	Powershares Emerging Markets Sovereign Debt Portfolio		367
9	SPDR Dow Jones International Real Estate		355
9	SPDR Dow Jones REIT		567

	Total exchange traded funds
	(cost $3,676)		$4,250

	Total long-term investments
	(cost $81,702)		$88,728

SHORT-TERM INVESTMENTS - 0.0%
	Investment Pools and Funds - 0.0%
2	State Street Bank Money Market Fund		$2

	Total short-term investments
	(cost $2)		$2

	Total investments
	(cost $81,704) ▲	99.8%	$88,730
	Other assets and liabilities	0.2%	221
	Total net assets	100.0%	$88,951

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $81,945 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$7,042
Unrealized Depreciation	(257)
Net Unrealized Appreciation	$6,785

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2020 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$84,478	$84,478	$–	$–
Exchange Traded Funds	4,250	4,250	–	–
Short-Term Investments	2	2	–	–
Total	$88,730	$88,730	$–	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2020 Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $3,678)	$4,252
Investments in underlying affiliated funds, at market value (cost $78,026)	84,478
Receivables:
Investment securities sold	2
Fund shares sold	69
Dividends and interest	168
Other assets	67
Total assets	89,036
Liabilities:
Payables:
Investment securities purchased	64
Fund shares redeemed	1
Investment management fees	2
Administrative fees	2
Distribution fees	4
Accrued expenses	12
Total liabilities	85
Net assets	$88,951
Summary of Net Assets:
Capital stock and paid-in-capital	$85,356
Accumulated undistributed net investment income	726
Accumulated net realized loss on investments	(4,157)
Unrealized appreciation of investments	7,026
Net assets	$88,951

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.12/$10.71
Shares outstanding	2,346
Net assets	$23,735
Class R3: Net asset value per share	$10.07
Shares outstanding	2,367
Net assets	$23,842
Class R4: Net asset value per share	$10.12
Shares outstanding	2,919
Net assets	$29,544
Class R5: Net asset value per share	$10.14
Shares outstanding	1,157
Net assets	$11,725
Class Y: Net asset value per share	$10.13
Shares outstanding	10
Net assets	$105

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2020 Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$38
Dividends from underlying affiliated funds	1,124
Total investment income	1,162

Expenses:
Investment management fees	96
Administrative services fees	64
Transfer agent fees	27
Distribution fees
Class A	53
Class R3	49
Class R4	57
Custodian fees	1
Accounting services fees	8
Registration and filing fees	54
Board of Directors' fees	2
Audit fees	7
Other expenses	12
Total expenses (before waivers)	430
Expense waivers	(284)
Total waivers	(284)
Total expenses, net	146
Net Investment Income	1,016
Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(247)
Net Realized Loss on Investments	(247)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	8,762
Net Changes in Unrealized Appreciation of Investments	8,762
Net Gain on Investments	8,515
Net Increase in Net Assets Resulting from Operations	$9,531

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2020 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$1,016	$865
Net realized loss on investments	(247)	(2,170)
Net unrealized appreciation of investments	8,762	8,574
Net Increase In Net Assets Resulting From Operations	9,531	7,269
Distributions to Shareholders:
From net investment income
Class A	(290)	(184)
Class B*	—	(8)
Class C*	—	(12)
Class R3	(51)	(1)
Class R4	(305)	(125)
Class R5	(151)	(92)
Class Y	—	—
Total distributions	(797)	(422)
Capital Share Transactions:
Class A	2,714	2,780 †
Class B*	—	(856)‡
Class C*	—	(1,134)§
Class R3	21,026	750
Class R4	9,048	6,644
Class R5	1,165	1,682
Class Y	90	—
Net increase from capital share transactions	34,043	9,866
Net Increase In Net Assets	42,777	16,713
Net Assets:
Beginning of period	46,174	29,461
End of period	$88,951	$46,174
Accumulated undistributed (distribution in excess of) net investment income (loss)	$726	$507

*	Classes B and C were merged into Class A on July 24, 2009.
†	Includes merger activity in the amount of $1,723.
‡	Includes merger activity in the amount of $(712).
§	Includes merger activity in the amount of $(1,011).

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2020 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange

9

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the

10

Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

11

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$797	$422

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$727
Accumulated Capital Losses *	(3,917)
Unrealized Appreciation †	6,785
Total Accumulated Earnings	$3,595

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$1,515
2017	2,026
2018	376
Total	$3,917

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management

12

Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $75 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

13

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $7. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	10
Class Y	10

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$52,333
Sales Proceeds Excluding U.S. Government Obligations	18,190

14

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	764	31	(507)	—	288	525	26	(483)	206	274
Amount	$7,236	$290	$(4,812)	$—	$2,714	$4,451	$184	$(3,578)	$1,723	$2,780
Class B
Shares	—	—	—	—	—	17	1	(12)	(86)	(80)
Amount	$—	$—	$—	$—	$—	$114	$8	$(266)	$(712)	$(856)
Class C
Shares	—	—	—	—	—	39	2	(30)	(122)	(111)
Amount	$—	$—	$—	$—	$—	$278	$12	$(413)	$(1,011)	$(1,134)
Class R3
Shares	2,685	5	(453)	—	2,237	308	—	(187)	—	121
Amount	$25,278	$51	$(4,303)	$—	$21,026	$2,361	$1	$(1,612)	$—	$750
Class R4
Shares	1,283	33	(365)	—	951	993	18	(140)	—	871
Amount	$12,148	$305	$(3,405)	$—	$9,048	$7,548	$124	$(1,028)	$—	$6,644
Class R5
Shares	344	16	(238)	—	122	365	13	(158)	—	220
Amount	$3,254	$151	$(2,240)	$—	$1,165	$2,758	$92	$(1,168)	$—	$1,682
Class Y
Shares	9	—	—	—	9	—	—	—	—	—
Amount	$90	$—	$—	$—	$90	$—	$—	$—	$—	$—
Total
Shares	5,085	85	(1,563)	—	3,607	2,247	60	(1,010)	(2)	1,295
Amount	$48,006	$797	$(14,760)	$—	$34,043	$17,510	$421	$(8,065)	$—	$9,866

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	N/A	$	N/A
For the Year Ended October 31, 2009	8		$52

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

15

The Hartford Target Retirement 2020 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

9.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

16

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17

The Hartford Target Retirement 2020 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$8.89	$0.14	$–	$1.23	$1.37	$(0.14)	$–	$–	$(0.14)	$1.23	$10.12
R3	8.87	0.11	–	1.23	1.34	(0.14)	–	–	(0.14)	1.20	10.07
R4	8.89	0.16	–	1.22	1.38	(0.15)	–	–	(0.15)	1.23	10.12
R5	8.90	0.17	–	1.22	1.39	(0.15)	–	–	(0.15)	1.24	10.14
Y	8.90	0.14	–	1.25	1.39	(0.16)	–	–	(0.16)	1.23	10.13

For the Year Ended October 31, 2009
A(F)	7.56	0.19	–	1.25	1.44	(0.11)	–	–	(0.11)	1.33	8.89
R3	7.55	0.17	–	1.25	1.42	(0.10)	–	–	(0.10)	1.32	8.87
R4	7.55	0.19	–	1.26	1.45	(0.11)	–	–	(0.11)	1.34	8.89
R5	7.56	0.20	–	1.25	1.45	(0.11)	–	–	(0.11)	1.34	8.90
Y	7.56	0.21	–	1.24	1.45	(0.11)	–	–	(0.11)	1.34	8.90

For the Year Ended October 31, 2008
A	11.68	0.26	–	(3.86)	(3.60)	(0.43)	(0.09)	–	(0.52)	(4.12)	7.56
R3	11.67	0.35	–	(3.99)	(3.64)	(0.39)	(0.09)	–	(0.48)	(4.12)	7.55
R4	11.67	0.37	–	(3.98)	(3.61)	(0.42)	(0.09)	–	(0.51)	(4.12)	7.55
R5	11.68	0.39	–	(3.97)	(3.58)	(0.45)	(0.09)	–	(0.54)	(4.12)	7.56
Y	11.68	0.29	–	(3.86)	(3.57)	(0.46)	(0.09)	–	(0.55)	(4.12)	7.56

For the Year Ended October 31, 2007
A	10.43	0.24	–	1.29	1.53	(0.24)	(0.04)	–	(0.28)	1.25	11.68
R3(G)	10.55	0.08	–	1.11	1.19	(0.07)	–	–	(0.07)	1.12	11.67
R4(G)	10.55	0.10	–	1.12	1.22	(0.10)	–	–	(0.10)	1.12	11.67
R5(G)	10.55	0.14	–	1.11	1.25	(0.12)	–	–	(0.12)	1.13	11.68
Y	10.43	0.30	–	1.25	1.55	(0.26)	(0.04)	–	(0.30)	1.25	11.68

For the Year Ended October 31, 2006 (E)
A	9.79	0.13	–	0.86	0.99	(0.35)	–	–	(0.35)	0.64	10.43
Y	9.79	0.27	–	0.75	1.02	(0.38)	–	–	(0.38)	0.64	10.43
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Classes B and C were merged into Class A on July 24, 2009.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Investment Income to		Portfolio Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Average Net Assets		Rate(D)

15.54%		$23,735	0.65%		0.29%		0.29%		1.54%		28%
15.30		23,842	0.98		0.44		0.44		1.30		–
15.68		29,544	0.68		0.14		0.14		1.67		–
15.82		11,725	0.38		0.09		0.09		1.76		–
15.72		105	0.27		0.07		0.07		1.55		–

19.38		18,297	0.75		0.25		0.25		2.52		20
19.19		1,151	1.19		0.40		0.40		1.57		–
19.53		17,503	0.81		0.10		0.10		2.48		–
19.59		9,213	0.51		0.05		0.05		2.63		–
19.63		10	0.42		0.05		0.05		2.69		–

(32.13)		13,495	0.77		0.48		0.48		2.30		51
(32.37)		70	1.21		0.91		0.91		1.00		–
(32.18)		8,281	0.83		0.55		0.55		1.12		–
(31.98)		6,165	0.53		0.23		0.23		0.96		–
(31.89)		9	0.46		0.17		0.17		2.74		–

14.95		17,710	1.25		0.51		0.51		1.64		16
11.32	(H)	11	1.72	(I)	0.91	(I)	0.91	(I)	0.86	(I)	–
11.64	(H)	1,129	1.35	(I)	0.61	(I)	0.61	(I)	1.23	(I)	–
11.91	(H)	11	1.12	(I)	0.31	(I)	0.31	(I)	1.46	(I)	–
15.20		12	0.94		0.21		0.21		2.71		–

10.37		2,125	9.85		0.53		0.53		1.35		19
10.70		11	9.41		0.22		0.22		2.73		–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2020 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2020 Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

20

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Target Retirement 2020 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

22

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2020 Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	5.62%
Other Direct Federal Obligations*	0.23%
Other Securities	94.15%
Total	100.00%

DRD†	100.00%
QDI‡	100.00%
QII§	90.00%

*	The income received from federal obligations.

†	Income distributions, taxable as dividend income which qualify for deduction by corporations.

‡
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.139	N/A	N/A	0.139
Class R3	0.144	N/A	N/A	0.144
Class R4	0.151	N/A	N/A	0.151
Class R5	0.154	N/A	N/A	0.154
Class Y	0.155	N/A	N/A	0.155

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

24

The Hartford Target Retirement 2020 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,031.60	$1.59	$1,000.00	$1,023.64	$1.58	0.31%	184	365
Class R3	$1,000.00	$1,030.68	$2.30	$1,000.00	$1,022.94	$2.29	0.45	184	365
Class R4	$1,000.00	$1,032.63	$0.82	$1,000.00	$1,024.40	$0.82	0.16	184	365
Class R5	$1,000.00	$1,033.68	$0.56	$1,000.00	$1,024.65	$0.56	0.11	184	365
Class Y	$1,000.00	$1,032.64	$0.41	$1,000.00	$1,024.80	$0.41	0.08	184	365

25

The Hartford Target Retirement 2020 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Target Retirement 2020 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

27

The Hartford Target Retirement 2020 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

28

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Target Retirement 2025 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Target Retirement 2025 Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2025 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.

Performance Overview(1) 10/31/08 - 10/31/10
Growth of a $10,000 investment in Class R3

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2) (as of 10/31/10)

	1	Since
	Year	Inception
Target Retirement 2025 R3	15.36%	16.40%
Target Retirement 2025 R4	15.69%	16.74%
Target Retirement 2025 R5	15.71%	16.81%
Barclays Capital U.S. Aggregate	8.01%	10.86%
Bond Index
S&P 500 Index	16.54%	13.11%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2025 Fund returned 15.36%, before sales charge, for the twelve-month period ended October 31, 2010. In comparison, the Fund’s benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.54% and 8.01%, respectively, while the average return for the Lipper Mixed-Asset Target 2025 Funds, a group of funds with investment strategies similar to those of the Fund, was 15.86%.

Why did the Fund perform this way?

Equities ended strong for the period, up 16.5%, as measured by the performance of the S&P 500 Index. Overall, risk assets outperformed, as stocks outperformed bonds and within fixed income, High Yield outperformed Investment Grade Debt.

Within U.S. equities, mid-cap stocks outperformed small- and large-cap stocks. With regard to investment style, growth outperformed value across all market caps. U.S. stocks outperformed international stocks, as Europe was

2

hurt by the Sovereign Debt Crisis earlier in the year. However, U.S. stock returns were hurt somewhat by expectations of quantitative easing, as a weakening dollar served to support international stock returns. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), as measured by the performance of the Dow Jones Wilshire Real Estate Index, posted the strongest results on a relative basis, up 42.6% for the period.

Within fixed income, U.S. Treasury yields fell over the period, as the U.S. Federal Reserve Bank signaled the possibility of a second round of quantitative easing. The 2-year Treasury note fell 55 basis points to 0.34% and the 10-year Treasury note fell 78 basis points to 2.60%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, the Commercial Mortgage-Backed Securities asset class was the top performer, while Agencies was the worst. As with equities, risk assets outperformed, with high yield asset classes such as U.S. High Yield bonds, Bank Loans, and Emerging Market debt outperforming the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund’s target asset allocation is set at approximately 74% equities and 26% fixed income.

The Fund is designed for investors who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through the retirement date. The Fund invests in a diversified combination of other Hartford Mutual Funds (the “Underlying Funds”) as well as certain exchange-traded funds through the implementation of a strategic asset allocation strategy. Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income securities and fixed income funds. The Fund will continue to invest after its target retirement date, gradually reaching its most conservative allocation of approximately 30% in equity securities approximately 25 years from the date indicated in the Fund’s name.

The Fund’s strategic asset allocation decisions contributed to performance. Specifically, the Fund benefited from diversification in International small-caps, Emerging Market stocks, and International REITs. The Fund also benefited from an increased allocation to Emerging Market stocks. The Fund’s structural value bias detracted from performance, as growth outperformed value during the period.

Within fixed income, the Fund benefited from exposure to Treasury Inflation-Protected Securities (TIPS), as the asset class outperformed the Barclays Capital U.S. Aggregate Bond Index. Diversification across short-term bonds, which underperformed intermediate bonds, detracted slightly from performance.

Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds in which the Fund should invest. During the period, our underlying fund selection was mixed. Within equities, our underlying fund selection in domestic and international large-caps detracted from performance, while underlying fund selection within fixed income contributed to performance, specifically within intermediate-term bonds.

What is the outlook?

We expect global growth to remain positive in 2010, but below long-term averages. While volatility in the equity markets will likely be elevated for some time, we believe equities can appreciate further if the current risk factors stay contained and corporate revenues begin to grow to support the strong forecasted earnings over the next two years. Increased government involvement around the globe in the financial markets will most likely have an impact on performance in the short-term, as investors anticipate additional stimulus measures. Longer-term, we believe investors will shift from risk seeking to a greater focus on fundamentals.

The Fund is positioned with a bias to the value investment style, an increased allocation to both Emerging Market stocks and Emerging Market debt, and reduced exposure to International small-caps. We anticipate that value will outperform as investors shift to a more fundamental focus. In addition, value oriented companies, such as industrials and conglomerates, should benefit from weakness in the dollar. In conjunction with improved global macro fundamentals, emerging markets should continue to perform well relative to developed markets, driven by a variety of factors including strong economic growth, an emerging middle class consumer, and less government debt. These factors helped support Emerging Markets performance through the Sovereign Debt Crisis earlier this year. In the near term, increased borrowing costs and significant austerity measures pose a long-term threat to a European recovery, as the region faces continued drag from heavily indebted members such as Greece and Ireland. International small-cap stocks have more individual country exposure than large-caps, and will thus likely be negatively impacted by weakness in the Euro zone. We have reduced the allocation to International small-caps in light of weak European economic news as well as anticipated greater volatility within the asset class.

Composition by Investments
as of October 31, 2010

Percentage of Net
Fund Name	Assets
iShares MSCI Emerging Markets Index	1.7%
Powershares DB Commodity Index Tracking	3.3
SPDR Dow Jones International Real Estate	0.9
SPDR Dow Jones REIT	0.7
The Hartford Capital Appreciation Fund, Class Y	3.6
The Hartford Capital Appreciation II Fund, Class Y	0.5
The Hartford Dividend and Growth Fund, Class Y	10.4
The Hartford Equity Income Fund, Class Y	7.1
The Hartford Fundamental Growth Fund, Class Y	5.4
The Hartford Global Growth Fund, Class Y	0.5
The Hartford Global Research Fund, Class Y	7.9
The Hartford Growth Fund, Class Y	0.6
The Hartford Growth Opportunities Fund, Class Y	0.4
The Hartford Inflation Plus Fund, Class Y	6.5
The Hartford International Opportunities Fund, Class Y	2.9
The Hartford International Small Company Fund, Class Y	5.9
The Hartford MidCap Fund, Class Y	6.1
The Hartford MidCap Value Fund, Class Y	0.4
The Hartford Short Duration Fund, Class Y	9.2
The Hartford Small Company Fund, Class Y	1.2
The Hartford Small/Mid Cap Equity Fund, Class Y	2.7
The Hartford SmallCap Growth Fund, Class Y	4.0
The Hartford Total Return Bond Fund, Class Y	10.2
The Hartford Value Fund, Class Y	5.3
The Hartford Value Opportunities Fund, Class Y	0.8
Other Assets and Liabilities	1.8
Total	100.0%

3

The Hartford Target Retirement 2025 Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 91.6%
EQUITY FUNDS - 65.7%
27	The Hartford Capital Appreciation Fund, Class Y•		$933
9	The Hartford Capital Appreciation II Fund, Class Y•		119
148	The Hartford Dividend and Growth Fund, Class Y		2,689
151	The Hartford Equity Income Fund, Class Y		1,817
126	The Hartford Fundamental Growth Fund, Class Y		1,398
8	The Hartford Global Growth Fund, Class Y		127
213	The Hartford Global Research Fund, Class Y		2,039
10	The Hartford Growth Fund, Class Y		160
4	The Hartford Growth Opportunities Fund, Class Y		102
49	The Hartford International Opportunities Fund, Class Y		751
120	The Hartford International Small Company Fund, Class Y		1,525
71	The Hartford MidCap Fund, Class Y•		1,559
9	The Hartford MidCap Value Fund, Class Y		98
16	The Hartford Small Company Fund, Class Y•		312
72	The Hartford Small/Mid Cap Equity Fund, Class Y•		687
36	The Hartford SmallCap Growth Fund, Class Y•		1,030
129	The Hartford Value Fund, Class Y		1,366
17	The Hartford Value Opportunities Fund, Class Y		210

	Total equity funds
	(cost $15,233)		$16,922

FIXED INCOME FUNDS - 25.9%
136	The Hartford Inflation Plus Fund, Class Y		$1,682
240	The Hartford Short Duration Fund, Class Y		2,363
244	The Hartford Total Return Bond Fund, Class Y		2,641

	Total fixed income funds
	(cost $6,540)		$6,686

	Total investments in affiliated investment companies
	(cost $21,773)		$23,608

EXCHANGE TRADED FUNDS - 6.6%
10	iShares MSCI Emerging Markets Index		$444
34	Powershares DB Commodity Index Tracking •		855
5	SPDR Dow Jones International Real Estate		219
3	SPDR Dow Jones REIT		189

	Total exchange traded funds
	(cost $1,568)		$1,707

	Total long-term investments
	(cost $23,341)		$25,315

	Total investments
	(cost $23,341) ▲	98.2%	$25,315
	Other assets and liabilities	1.8%	459

	Total net assets	100.0%	$25,774

The accompanying notes are an integral part of these financial statements.

4

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $23,341 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,974
Unrealized Depreciation	—
Net Unrealized Appreciation	$1,974

•	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2025 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$23,608	$23,608	$–	$–
Exchange Traded Funds	1,707	1,707	–	–
Total	$25,315	$25,315	$–	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2025 Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,568)	$1,707
Investments in underlying affiliated funds, at market value (cost $21,773)	23,608
Receivables:
Investment securities sold	—
Fund shares sold	1,662
Dividends and interest	31
Other assets	42
Total assets	27,050
Liabilities:
Payables:
Investment securities purchased	1,267
Fund shares redeemed	—
Investment management fees	1
Administrative fees	1
Distribution fees	1
Accrued expenses	6
Total liabilities	1,276
Net assets	$25,774
Summary of Net Assets:
Capital stock and paid-in-capital	$23,460
Accumulated undistributed net investment income	100
Accumulated net realized gain on investments	240
Unrealized appreciation of investments	1,974
Net assets	$25,774

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.27
Shares outstanding	1,067
Net assets	$14,148
Class R4: Net asset value per share	$13.32
Shares outstanding	730
Net assets	$9,714
Class R5: Net asset value per share	$13.33
Shares outstanding	144
Net assets	$1,912

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2025 Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$5
Dividends from underlying affiliated funds	154
Total investment income	159

Expenses:
Investment management fees	17
Administrative services fees	19
Transfer agent fees	—
Distribution fees
Class R3	27
Class R4	11
Custodian fees	1
Accounting services fees	2
Registration and filing fees	39
Board of Directors' fees	1
Audit fees	5
Other expenses	5
Total expenses (before waivers)	127
Expense waivers	(97)
Total waivers	(97)
Total expenses, net	30
Net Investment Income	129
Net Realized Gain on Investments:
Net realized gain on investments in underlying affiliated funds	266
Net Realized Gain on Investments	266
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	1,415
Net Changes in Unrealized Appreciation of Investments	1,415
Net Gain on Investments	1,681
Net Increase in Net Assets Resulting from Operations	$1,810

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2025 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$129	$65
Net realized gain (loss) on investments	266	(26)
Net unrealized appreciation of investments	1,415	559
Net Increase In Net Assets Resulting From Operations	1,810	598
Distributions to Shareholders:
From net investment income
Class R3	(20)	(11)
Class R4	(24)	(12)
Class R5	(15)	(12)
Total distributions	(59)	(35)
Capital Share Transactions:
Class R3	11,272	861
Class R4	6,961	856
Class R5	303	207
Net increase from capital share transactions	18,536	1,924
Net Increase In Net Assets	20,287	2,487
Net Assets:
Beginning of period	5,487	3,000
End of period	$25,774	$5,487
Accumulated undistributed (distribution in excess of) net investment income (loss)	$100	$30

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2025 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc.

10

or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the

11

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes.  Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$59	$35

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$140
Undistributed Long-Term Capital Gain	200
Unrealized Appreciation *	1,974
Total Accumulated Earnings	$2,314

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

As of October 31, 2010, the Fund utilized $25 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for

13

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford,

14

provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	87
Class R4	87
Class R5	94

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$21,150
Sales Proceeds Excluding U.S. Government Obligations	2,974

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	987	2	(98)	—	891	77	1	(2)	—	76
Amount	$12,492	$20	$(1,240)	$—	$11,272	$867	$11	$(17)	$—	$861
Class R4
Shares	621	2	(70)	—	553	79	1	(3)	—	77
Amount	$7,818	$24	$(881)	$—	$6,961	$878	$12	$(34)	$—	$856
Class R5
Shares	34	1	(10)	—	25	18	1	—	—	19
Amount	$420	$15	$(132)	$—	$303	$195	$12	$—	$—	$207
Total
Shares	1,642	5	(178)	—	1,469	174	3	(5)	—	172
Amount	$20,730	$59	$(2,253)	$—	$18,536	$1,940	$35	$(51)	$—	$1,924
8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

15

The Hartford Target Retirement 2025 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

9.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

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17

The Hartford Target Retirement 2025 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
R3	$11.60	$0.09	$–	$1.68	$1.77	$(0.10)	$–	$–	$(0.10)	$1.67	$13.27
R4	11.63	0.12	–	1.69	1.81	(0.12)	–	–	(0.12)	1.69	13.32
R5	11.64	0.16	–	1.66	1.82	(0.13)	–	–	(0.13)	1.69	13.33

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.16	–	1.56	1.72	(0.12)	–	–	(0.12)	1.60	11.60
R4	10.00	0.18	–	1.57	1.75	(0.12)	–	–	(0.12)	1.63	11.63
R5	10.00	0.20	–	1.56	1.76	(0.12)	–	–	(0.12)	1.64	11.64

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

18

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
		Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net Investment	Portfolio
	Net Assets at End of	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Income to Average Net	Turnover
Total Return(B)	Period (000's)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Assets	Rate(D)

15.36%	$14,148	1.30%	0.43%	0.43%	0.95%	26%
15.69	9,714	1.01	0.13	0.13	1.28	–
15.71	1,912	0.76	0.08	0.08	1.35	–

17.44	2,046	2.25	0.42	0.42	1.73	12
17.81	2,060	1.94	0.12	0.12	1.99	–
17.92	1,381	1.71	0.07	0.07	2.09	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2025 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2025 Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

20

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Target Retirement 2025 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

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Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The Hartford Target Retirement 2025 Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class R3	0.103	N/A	N/A	0.103
Class R4	0.124	N/A	N/A	0.124
Class R5	0.127	N/A	N/A	0.127

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

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The Hartford Target Retirement 2025 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class R3	$1,000.00	$1,027.85	$2.25	$1,000.00	$1,022.99	$2.24	0.44%	184	365
Class R4	$1,000.00	$1,029.35	$0.72	$1,000.00	$1,024.50	$0.71	0.14	184	365
Class R5	$1,000.00	$1,029.42	$0.51	$1,000.00	$1,024.70	$0.51	0.10	184	365

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The Hartford Target Retirement 2025 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Target Retirement 2025 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers.  The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

27

The Hartford Target Retirement 2025 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

28

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Target Retirement 2030 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Target Retirement 2030 Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2030 Fund inception 09/30/2005
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.

Performance Overview(1) 9/30/05 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and  Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
Target Retirement 2030 A#	16.03%	2.94%	2.38%
Target Retirement 2030 A##	9.65%	1.78%	1.25%
Target Retirement 2030 R3#	15.88%	2.78%	2.22%
Target Retirement 2030 R4#	16.21%	3.04%	2.48%
Target Retirement 2030 R5#	16.35%	3.13%	2.56%
Target Retirement 2030 Y#	16.31%	3.22%	2.66%
Barclays Capital U.S. Aggregate Bond Index	8.01%	6.45%	6.16%
S&P 500 Index	16.54%	1.74%	1.37%

#	Without sales charge
##	With sales charge

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	Classes R3, R4 and R5 shares commenced operations on 12/22/06. Performance prior to 12/22/06 reflects Class Y performance.

(3)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

(4)	The initial investment in Class A shares reflects the maximum sales charge.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class A shares of The Hartford Target Retirement 2030 Fund returned 16.03%, before sales charge, for the twelve-month period ended October 31, 2010. In comparison, the Fund’s benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.54% and 8.01%, respectively, while the average return for the Lipper Mixed-Asset Target 2030 Funds, a group of funds with investment strategies similar to those of the Fund, was 15.42%.

Why did the Fund perform this way?

Equities ended strong for the period, up 16.5%, as measured by the performance of the S&P 500 Index. Overall, risk assets outperformed, as stocks outperformed bonds and, within fixed income, High Yield outperformed Investment Grade Debt.

Within U.S. equities, mid-cap stocks outperformed small- and large-cap stocks. With regard to investment style, growth outperformed value across all market caps. U.S. stocks outperformed international stocks, as Europe was hurt by the Sovereign Debt Crisis earlier in the year. However, U.S. stock returns were hurt somewhat by expectations of quantitative easing, as a

2

weakening dollar served to support international stock returns. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), as measured by the performance of Dow Jones Wilshire Real Estate Index, posted the strongest results on a relative basis, up 42.6% for the period.

Within fixed income, U.S. Treasury yields fell over the period, as the Federal Reserve Bank signaled the possibility of a second round of quantitative easing. The 2-year Treasury note fell 55 basis points to 0.34% and the 10-year Treasury note fell 78 basis points to 2.60%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, the Commercial Mortgage-Backed Securities asset class was the top performer, while Agencies was the worst. As with equities, risk assets outperformed, with high yield asset classes such as U.S. High Yield bonds, Bank Loans, and Emerging Market debt outperforming the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund’s target asset allocation is set at approximately 81% equities and 19% fixed income.

The Fund is designed for investors who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through the retirement date. The Fund invests in a diversified combination of other Hartford Mutual Funds (the “Underlying Funds”) as well as certain exchange-traded funds through the implementation of a strategic asset allocation strategy. Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income securities and fixed income funds. The Fund will continue to invest after its target retirement date, gradually reaching its most conservative allocation of approximately 30% in equity securities approximately 25 years from the date indicated in the Fund’s name.

The Fund’s strategic asset allocation decisions contributed to performance. Specifically, the Fund benefited from diversification in International small-caps, Emerging Market stocks, and International REITs. The Fund also benefited from an increased allocation to Emerging Market stocks. The Fund’s structural value bias detracted from performance, as growth outperformed value during the period.

Within fixed income, the Fund benefited from exposure to Treasury Inflation-Protected Securities (TIPS), as the asset class outperformed the Barclays Capital U.S. Aggregate Bond Index. Diversification across short-term bonds, which underperformed intermediate bonds, detracted slightly from performance.

Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds in which the Fund should invest in. During the period, our underlying fund selection was mixed. Within equities, our underlying fund selection in domestic and international large-caps detracted from performance, while underlying fund selection within fixed income contributed to performance, specifically within intermediate-term bonds.

What is the outlook?

We expect global growth to remain positive in 2010, but below long-term averages. While volatility in the equity markets will likely be elevated for some time, we believe equities can appreciate further if the current risk factors stay contained and corporate revenues begin to grow to support the strong forecasted earnings over the next two years. Increased government involvement around the globe in the financial markets will most likely have an impact on performance in the short-term, as investors anticipate additional stimulus measures. Longer-term, we believe investors will shift from risk seeking to a greater focus on fundamentals.

The Fund is positioned with a bias to the value investment style, an increased allocation to both Emerging Market stocks and Emerging Market debt, and reduced exposure to International small-caps. We anticipate that value will outperform as investors shift to a more fundamental focus. In addition, value oriented companies, such as industrials and conglomerates, should benefit from weakness in the dollar. In conjunction with improved global macro fundamentals, emerging markets should continue to perform well relative to developed markets, driven by a variety of factors including strong economic growth, an emerging middle class consumer, and less government debt. These factors helped support Emerging Markets performance through the Sovereign Debt Crisis earlier this year. In the near term, increased borrowing costs and significant austerity measures pose a long-term threat to a European recovery, as the region faces continued drag from heavily indebted members such as Greece and Ireland. International small-cap stocks have more individual country exposure than large-caps, and will thus likely be negatively impacted by weakness in the Euro zone. We have reduced the allocation to International small-caps in light of weak European economic news as well as greater volatility within the asset class.

Composition by Investments
as of October 31, 2010

Percentage of Net
Fund Name	Assets
iShares MSCI Emerging Markets Index	0.8%
Powershares DB Commodity Index Tracking	3.4
SPDR Dow Jones International Real Estate	1.0
SPDR Dow Jones REIT	0.8
The Hartford Capital Appreciation Fund, Class Y	7.1
The Hartford Capital Appreciation II Fund, Class Y	1.3
The Hartford Disciplined Equity Fund, Class Y	1.9
The Hartford Dividend and Growth Fund, Class Y	6.2
The Hartford Equity Income Fund, Class Y	3.8
The Hartford Fundamental Growth Fund, Class Y	4.8
The Hartford Global Growth Fund, Class Y	1.2
The Hartford Global Research Fund, Class Y	3.7
The Hartford Growth Fund, Class Y	1.9
The Hartford Growth Opportunities Fund, Class Y	1.9
The Hartford Inflation Plus Fund, Class Y	6.8
The Hartford International Opportunities Fund, Class Y	5.4
The Hartford International Small Company Fund, Class Y	3.4
The Hartford MidCap Fund, Class Y	3.6
The Hartford MidCap Value Fund, Class Y	3.5
The Hartford Short Duration Fund, Class Y	3.1
The Hartford Small Company Fund, Class Y	3.6
The Hartford Small/Mid Cap Equity Fund, Class Y	2.0
The Hartford SmallCap Growth Fund, Class Y	3.6
The Hartford Total Return Bond Fund, Class Y	9.0
The Hartford Value Fund, Class Y	13.9
The Hartford Value Opportunities Fund, Class Y	2.0
Other Assets and Liabilities	0.3
Total	100.0%

3

The Hartford Target Retirement 2030 Fund
Schedule of Investments October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES – 93.7%
EQUITY FUNDS - 74.8%
175	The Hartford Capital Appreciation Fund, Class Y●		$6,153
84	The Hartford Capital Appreciation II Fund, Class Y●		1,111
133	The Hartford Disciplined Equity Fund, Class Y		1,628
295	The Hartford Dividend and Growth Fund, Class Y		5,357
273	The Hartford Equity Income Fund, Class Y		3,295
374	The Hartford Fundamental Growth Fund, Class Y		4,143
65	The Hartford Global Growth Fund, Class Y		994
328	The Hartford Global Research Fund, Class Y		3,139
99	The Hartford Growth Fund, Class Y		1,662
64	The Hartford Growth Opportunities Fund, Class Y		1,647
306	The Hartford International Opportunities Fund, Class Y		4,651
231	The Hartford International Small Company Fund, Class Y		2,946
142	The Hartford MidCap Fund, Class Y●		3,130
266	The Hartford MidCap Value Fund, Class Y		2,981
164	The Hartford Small Company Fund, Class Y●		3,122
179	The Hartford Small/Mid Cap Equity Fund, Class Y●		1,715
107	The Hartford SmallCap Growth Fund, Class Y●		3,057
1,135	The Hartford Value Fund, Class Y		11,992
137	The Hartford Value Opportunities Fund, Class Y		1,716
	Total equity funds
	(cost $58,632)		$64,439

FIXED INCOME FUNDS - 18.9%
475	The Hartford Inflation Plus Fund, Class Y		$5,861
274	The Hartford Short Duration Fund, Class Y		2,697
716	The Hartford Total Return Bond Fund, Class Y		7,759
	Total fixed income funds
	(cost $15,443)		$16,317

	Total investments in affiliated investment companies
	(cost $74,075)		$80,756

EXCHANGE TRADED FUNDS - 6.0%
16	iShares MSCI Emerging Markets Index		$726
115	Powershares DB Commodity Index Tracking ●		2,902
21	SPDR Dow Jones International Real Estate		867
11	SPDR Dow Jones REIT		660
	Total exchange traded funds
	(cost $4,664)		$5,155

	Total long-term investments
	(cost $78,739)		$85,911

	Total investments
	(cost $78,739) ▲	99.7%	$85,911
	Other assets and liabilities	0.3%	257
	Total net assets	100.0%	$86,168

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $79,063 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$6,848
Unrealized Depreciation	—
Net Unrealized Appreciation	$6,848

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

4

The Hartford Target Retirement 2030 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$80,756	$80,756	$–	$–
Exchange Traded Funds	5,155	5,155	–	–
Total	$85,911	$85,911	$–	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2030 Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $4,664)	$5,155
Investments in underlying affiliated funds, at market value (cost $74,075)	80,756
Receivables:
Investment securities sold	—
Fund shares sold	123
Dividends and interest	196
Other assets	75
Total assets	86,305
Liabilities:
Payables:
Investment securities purchased	115
Fund shares redeemed	2
Investment management fees	2
Administrative fees	2
Distribution fees	4
Accrued expenses	12
Total liabilities	137
Net assets	$86,168
Summary of Net Assets:
Capital stock and paid-in-capital	$81,229
Accumulated undistributed net investment income	475
Accumulated net realized loss on investments	(2,708)
Unrealized appreciation of investments	7,172
Net assets	$86,168

Shares authorized	950,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$9.01 /$9.53
Shares outstanding	2,318
Net assets	$20,891
Class R3: Net asset value per share	$8.92
Shares outstanding	2,280
Net assets	$20,350
Class R4: Net asset value per share	$9.00
Shares outstanding	4,012
Net assets	$36,119
Class R5: Net asset value per share	$9.02
Shares outstanding	961
Net assets	$8,668
Class Y: Net asset value per share	$9.04
Shares outstanding	16
Net assets	$140

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2030 Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$36
Dividends from underlying affiliated funds	813
Total investment income	849

Expenses:
Investment management fees	93
Administrative services fees	66
Transfer agent fees	37
Distribution fees
Class A	47
Class R3	43
Class R4	68
Custodian fees	1
Accounting services fees	8
Registration and filing fees	55
Board of Directors' fees	2
Audit fees	6
Other expenses	12
Total expenses (before waivers)	438
Expense waivers	(313)
Total waivers	(313)
Total expenses, net	125
Net Investment Income	724
Net Realized Loss on Investments:
Net realized loss on investments in underlying affiliated funds	(742)
Net Realized Loss on Investments	(742)
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	9,393
Net Changes in Unrealized Appreciation of Investments	9,393
Net Gain on Investments	8,651
Net Increase in Net Assets Resulting from Operations	$9,375

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2030 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$724	$599
Net realized loss on investments	(742)	(1,425)
Net unrealized appreciation of investments	9,393	7,568
Net Increase In Net Assets Resulting From Operations	9,375	6,742
Distributions to Shareholders:
From net investment income
Class A	(171)	(211)
Class B*	—	(9)
Class C*	—	(11)
Class R3	(35)	(22)
Class R4	(255)	(156)
Class R5	(75)	(60)
Class Y	—	(1)
Total distributions	(536)	(470)
Capital Share Transactions:
Class A	1,205	2,759 †
Class B*	—	(844)‡
Class C*	—	(1,085)§
Class R3	15,714	1,660
Class R4	12,384	9,657
Class R5	1,575	2,680
Class Y	101	1
Net increase from capital share transactions	30,979	14,828
Net Increase In Net Assets	39,818	21,100
Net Assets:
Beginning of period	46,350	25,250
End of period	$86,168	$46,350
Accumulated undistributed (distribution in excess of) net investment income (loss)	$475	$287

*	Classes B and C were merged into Class A on July 24, 2009.
†	Includes merger activity in the amount of $1,556.
‡	Includes merger activity in the amount of $(740).
§	Includes merger activity in the amount of $(816).

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2030 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc.

9

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the

10

Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

11

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$536	$470

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$475
Accumulated Capital Losses *	(2,384)
Unrealized Appreciation †	6,848
Total Accumulated Earnings	$4,939

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$378
2017	1,251
2018	755
Total	$2,384

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

12

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class R3	Class R4	Class R5	Class Y
1.05%	1.20%	0.90%	0.85%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class A, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $87 and contingent deferred sales charges in an amount that rounds to zero from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment

13

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $13. These commissions are in turn paid to sales representatives of the broker/dealers.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class Y	16

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$45,065
Sales Proceeds Excluding U.S. Government Obligations	14,070

14

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	614	20	(497)	—	137	653	34	(583)	211	315
Amount	$5,198	$169	$(4,162)	$—	$1,205	$4,830	$211	$(3,838)	$1,556	$2,759
Class B
Shares	—	—	—	—	—	22	1	(12)	(100)	(89)
Amount	$—	$—	$—	$—	$—	$139	$9	$(252)	$(740)	$(844)
Class C
Shares	—	—	—	—	—	53	2	(56)	(111)	(112)
Amount	$—	$—	$—	$—	$—	$335	$11	$(615)	$(816)	$(1,085)
Class R3
Shares	2,028	4	(165)	—	1,867	363	3	(111)	—	255
Amount	$17,047	$35	$(1,368)	$—	$15,714	$2,449	$22	$(811)	$—	$1,660
Class R4
Shares	1,720	31	(286)	—	1,465	1,457	25	(53)	—	1,429
Amount	$14,530	$255	$(2,401)	$—	$12,384	$9,861	$156	$(360)	$—	$9,657
Class R5
Shares	367	9	(191)	—	185	452	10	(58)	—	404
Amount	$3,080	$75	$(1,580)	$—	$1,575	$3,036	$60	$(416)	$—	$2,680
Class Y
Shares	12	—	—	—	12	—	—	—	—	—
Amount	$101	$—	$—	$—	$101	$—	$1	$—	$—	$1
Total
Shares	4,741	64	(1,139)	—	3,666	3,000	75	(873)	—	2,202
Amount	$39,956	$534	$(9,511)	$—	$30,979	$20,650	$470	$(6,292)	$—	$14,828
The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	N/A	$	N/A
For the Year Ended October 31, 2009	2		$12

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

15

The Hartford Target Retirement 2030 Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

9.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

16

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17

The Hartford Target Retirement 2030 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$7.84	$0.09	$–	$1.16	$1.25	$(0.08)	$–	$–	$(0.08)	$1.17	$9.01
R3	7.77	0.08	–	1.15	1.23	(0.08)	–	–	(0.08)	1.15	8.92
R4	7.83	0.10	–	1.16	1.26	(0.09)	–	–	(0.09)	1.17	9.00
R5	7.84	0.11	–	1.16	1.27	(0.09)	–	–	(0.09)	1.18	9.02
Y	7.86	0.12	–	1.15	1.27	(0.09)	–	–	(0.09)	1.18	9.04

For the Year Ended October 31, 2009 (E)
A(F)	6.80	0.12	–	1.04	1.16	(0.12)	–	–	(0.12)	1.04	7.84
R3	6.77	0.10	–	1.04	1.14	(0.14)	–	–	(0.14)	1.00	7.77
R4	6.78	0.12	–	1.05	1.17	(0.12)	–	–	(0.12)	1.05	7.83
R5	6.80	0.13	–	1.04	1.17	(0.13)	–	–	(0.13)	1.04	7.84
Y	6.82	0.14	–	1.04	1.18	(0.14)	–	–	(0.14)	1.04	7.86

For the Year Ended October 31, 2008 (E)
A	10.92	0.13	–	(3.78)	(3.65)	(0.37)	(0.10)	–	(0.47)	(4.12)	6.80
R3	10.88	(0.01)	–	(3.68)	(3.69)	(0.32)	(0.10)	–	(0.42)	(4.11)	6.77
R4	10.91	0.02	–	(3.67)	(3.65)	(0.38)	(0.10)	–	(0.48)	(4.13)	6.78
R5	10.93	0.03	–	(3.68)	(3.65)	(0.38)	(0.10)	–	(0.48)	(4.13)	6.80
Y	10.95	0.18	–	(3.82)	(3.64)	(0.39)	(0.10)	–	(0.49)	(4.13)	6.82

For the Year Ended October 31, 2007
A	9.36	0.15	–	1.55	1.70	(0.13)	(0.01)	–	(0.14)	1.56	10.92
R3 (G)	9.53	(0.01)	–	1.36	1.35	–	–	–	–	1.35	10.88
R4 (G)	9.53	–	–	1.38	1.38	–	–	–	–	1.38	10.91
R5 (G)	9.53	0.05	–	1.35	1.40	–	–	–	–	1.40	10.93
Y	9.36	0.19	–	1.54	1.73	(0.13)	(0.01)	–	(0.14)	1.59	10.95

For the Year Ended October 31, 2006 (E)
A	9.75	0.03	–	0.87	0.90	(0.49)	–	(0.80)	(1.29)	(0.39)	9.36
Y	9.75	0.10	–	0.84	0.94	(0.53)	–	(0.80)	(1.33)	(0.39)	9.36

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Classes B and C were merged into Class A on July 24, 2009.
(G)	Commenced operations on December 22, 2006.
(H)	Not annualized.
(I)	Annualized.

18

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

16.03%		$20,891	0.73%		0.27%		0.27%		1.09%		23%
15.88		20,350	0.99		0.42		0.42		0.97		–
16.21		36,119	0.68		0.12		0.12		1.24		–
16.35		8,668	0.39		0.07		0.07		1.30		–
16.31		140	0.28		0.07		0.07		1.39		–

17.45		17,090	0.81		0.24		0.24		1.80		16
17.37		3,209	1.15		0.39		0.39		1.42		–
17.66		19,940	0.82		0.09		0.09		1.79		–
17.68		6,082	0.52		0.04		0.04		1.90		–
17.83		29	0.43		0.04		0.04		2.08		–

(34.83)		12,679	0.86		0.51		0.51		1.43		35
(35.18)		1,070	1.25		0.86		0.86		(0.10)		–
(34.87)		7,578	0.89		0.54		0.54		0.17		–
(34.82)		2,530	0.58		0.22		0.22		0.33		–
(34.69)		25	0.54		0.19		0.19		1.89		–

18.34		15,260	1.45		0.54		0.54		0.75		23
14.17	(H)	11	1.90	(I)	0.94	(I)	0.94	(I)	(0.06	)(I)	–
14.48	(H)	640	1.54	(I)	0.64	(I)	0.64	(I)	0.29	(I)	–
14.69	(H)	11	1.30	(I)	0.34	(I)	0.34	(I)	0.54	(I)	–
18.60		38	1.12		0.24		0.24		1.90		–

10.00		1,857	14.20		0.53		0.53		0.37		19
10.40		32	13.67		0.21		0.21		1.10		–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2030 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2030 Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

20

The Hartford Target Retirement 2030 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Target Retirement 2030 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1) Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr.(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2) Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

22

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2030 Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	6.55%
Other Direct Federal Obligations*	0.23%
Other Securities	93.22%
Total	100.00%

DRD†	100.00%
QDI‡	100.00%
QII§	65.00%

*	The income received from federal obligations.
†	Income distributions, taxable as dividend income which qualify for deduction by corporations.
‡
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

§	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.080	N/A	N/A	0.080
Class R3	0.077	N/A	N/A	0.077
Class R4	0.091	N/A	N/A	0.091
Class R5	0.094	N/A	N/A	0.094
Class Y	0.094	N/A	N/A	0.094

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

24

The Hartford Target Retirement 2030 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,027.38	$1.53	$1,000.00	$1,023.69	$1.53	0.30%	184	365
Class R3	$1,000.00	$1,026.45	$2.20	$1,000.00	$1,023.04	$2.19	0.43	184	365
Class R4	$1,000.00	$1,028.60	$0.72	$1,000.00	$1,024.50	$0.71	0.14	184	365
Class R5	$1,000.00	$1,028.48	$0.51	$1,000.00	$1,024.70	$0.51	0.10	184	365
Class Y	$1,000.00	$1,028.48	$0.41	$1,000.00	$1,024.80	$0.41	0.08	184	365

25

The Hartford Target Retirement 2030 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Target Retirement 2030 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment

26

advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

27

The Hartford Target Retirement 2030 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

28

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Target Retirement 2035 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Target Retirement 2035 Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2035 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.

Performance Overview(1) 10/31/08 - 10/31/10
Growth of a $10,000 investment in Class R3

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2) (as of 10/31/10)

	1	Since
	Year	Inception
Target Retirement 2035 R3	16.38%	17.05%
Target Retirement 2035 R4	16.74%	17.41%
Target Retirement 2035 R5	16.78%	17.44%
Barclays Capital U.S. Aggregate Bond Index	8.01%	10.86%
S&P 500 Index	16.54%	13.11%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2035 Fund returned 16.38%, before sales charge, for the twelve-month period ended October 31, 2010. In comparison, the Fund’s benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.54% and 8.01%, respectively, while the average return for the Lipper Mixed-Asset Target 2035 Funds, a group of funds with investment strategies similar to those of the Fund, was 16.63%.

Why did the Fund perform this way?

Equities ended strong for the period, up 16.5%, as measured by the performance of the S&P 500 Index. Overall, risk assets outperformed, as stocks outperformed bonds and, within fixed income, High Yield outperformed Investment Grade Debt.

Within U.S. equities, mid-cap stocks outperformed small- and large-cap stocks. With regard to investment style, growth outperformed value across all market caps. U.S. stocks outperformed international stocks, as Europe was

2

hurt by the Sovereign Debt Crisis earlier in the year. However, U.S. stock returns were hurt somewhat by expectations of quantitative easing, as a weakening dollar served to support international stock returns. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), as measured by the performance of the Dow Jones Wilshire Real Estate Index, posted the strongest results on a relative basis, up 42.6% for the period.

Within fixed income, U.S. Treasury yields fell over the period, as the U.S. Federal Reserve Bank signaled the possibility of a second round of quantitative easing. The 2-year Treasury note fell 55 basis points to 0.34% and the 10-year Treasury note fell 78 basis points to 2.60%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, the Commercial Mortgage-Backed Securities asset class was the top performer, while Agencies was the worst. As with equities, risk assets outperformed, with high yield asset classes such as U.S. High Yield bonds, Bank Loans, and Emerging Market debt outperforming the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund’s target asset allocation is set at approximately 86% equities and 14% fixed income.

The Fund is designed for investors who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through the retirement date. The Fund invests in a diversified combination of other Hartford Mutual Funds (the “Underlying Funds”) as well as certain exchange-traded funds through the implementation of a strategic asset allocation strategy. Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income securities and fixed income funds. The Fund will continue to invest after its target retirement date, gradually reaching its most conservative allocation of approximately 30% in equity securities approximately 25 years from the date indicated in the Fund’s name.

The Fund’s strategic asset allocation decisions contributed to performance. Specifically, the Fund benefited from diversification in International small-caps, Emerging Market stocks, and International REITs. The Fund also benefited from an increased allocation to Emerging Market stocks. The Fund’s structural value bias detracted from performance, as growth outperformed value during the period.

Within fixed income, the Fund benefited from exposure to Treasury Inflation-Protected Securities (TIPS), as the asset class outperformed the Barclays Capital U.S. Aggregate Bond Index. Diversification across short-term bonds, which underperformed intermediate bonds, detracted slightly from performance.

Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds in which the Fund should invest. During the period, our underlying fund selection was mixed. Within equities, our underlying fund selection in domestic and international large-caps detracted from performance, while underlying fund selection within fixed income contributed to performance, specifically within intermediate-term bonds.

What is the outlook?

We expect global growth to remain positive in 2010, but below long-term averages. While volatility in the equity markets will likely be elevated for some time, we believe equities can appreciate further if the current risk factors stay contained and corporate revenues begin to grow to support the strong forecasted earnings over the next two years. Increased government involvement around the globe in the financial markets will most likely have an impact on performance in the short-term, as investors anticipate additional stimulus measures. Longer-term, we believe investors will shift from risk seeking to a greater focus on fundamentals.

The Fund is positioned with a bias to the value investment style, an increased allocation to both Emerging Market stocks and Emerging Market debt, and reduced exposure to International small-caps. We anticipate that value will outperform as investors shift to a more fundamental focus. In addition, value oriented companies, such as industrials and conglomerates, should benefit from weakness in the dollar. In conjunction with improved global macro fundamentals, emerging markets should continue to perform well relative to developed markets, driven by a variety of factors including strong economic growth, an emerging middle class consumer, and less government debt. These factors helped support Emerging Markets performance through the Sovereign Debt Crisis earlier this year. In the near term, increased borrowing costs and significant austerity measures pose a long-term threat to a European recovery, as the region faces continued drag from heavily indebted members such as Greece and Ireland. International small-cap stocks have more individual country exposure than large-caps, and will thus likely be negatively impacted by weakness in the Euro zone. We have reduced the allocation to International small-caps in light of weak European economic news as well as anticipated greater volatility within the asset class.

Composition by Investments
as of October 31, 2010

Percentage of Net
Fund Name	Assets
iShares MSCI Emerging Markets Index	0.5%
Powershares DB Commodity Index Tracking	3.7
SPDR Dow Jones International Real Estate	0.9
SPDR Dow Jones REIT	0.8
The Hartford Capital Appreciation Fund, Class Y	6.5
The Hartford Capital Appreciation II Fund, Class Y	1.8
The Hartford Disciplined Equity Fund, Class Y	0.6
The Hartford Dividend and Growth Fund, Class Y	9.0
The Hartford Equity Income Fund, Class Y	4.4
The Hartford Fundamental Growth Fund, Class Y	3.9
The Hartford Global Growth Fund, Class Y	0.6
The Hartford Global Research Fund, Class Y	8.8
The Hartford Growth Fund, Class Y	1.7
The Hartford Growth Opportunities Fund, Class Y	2.7
The Hartford Inflation Plus Fund, Class Y	4.8
The Hartford International Opportunities Fund, Class Y	3.0
The Hartford International Small Company Fund, Class Y	4.0
The Hartford MidCap Fund, Class Y	3.5
The Hartford MidCap Value Fund, Class Y	4.2
The Hartford Short Duration Fund, Class Y	3.1
The Hartford Small Company Fund, Class Y	1.8
The Hartford Small/Mid Cap Equity Fund, Class Y	2.2
The Hartford SmallCap Growth Fund, Class Y	3.9
The Hartford Total Return Bond Fund, Class Y	6.5
The Hartford Value Fund, Class Y	12.1
The Hartford Value Opportunities Fund, Class Y	4.6
Other Assets and Liabilities	0.4
Total	100.0%

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The Hartford Target Retirement 2035 Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 93.7%
EQUITY FUNDS - 79.3%
30	The Hartford Capital Appreciation Fund, Class Y●		$1,062
23	The Hartford Capital Appreciation II Fund, Class Y●		302
8	The Hartford Disciplined Equity Fund, Class Y		101
81	The Hartford Dividend and Growth Fund, Class Y		1,478
59	The Hartford Equity Income Fund, Class Y		714
58	The Hartford Fundamental Growth Fund, Class Y		645
6	The Hartford Global Growth Fund, Class Y.		98
151	The Hartford Global Research Fund, Class Y		1,444
17	The Hartford Growth Fund, Class Y		284
17	The Hartford Growth Opportunities Fund, Class Y		438
32	The Hartford International Opportunities Fund, Class Y		487
51	The Hartford International Small Company Fund, Class Y		650
26	The Hartford MidCap Fund, Class Y●		571
61	The Hartford MidCap Value Fund, Class Y		682
16	The Hartford Small Company Fund, Class Y●		302
38	The Hartford Small/Mid Cap Equity Fund, Class Y●		361
22	The Hartford SmallCap Growth Fund, Class Y●		641
189	The Hartford Value Fund, Class Y		1,994
60	The Hartford Value Opportunities Fund, Class Y		752
	Total equity funds
	(cost $11,595)		$13,006

FIXED INCOME FUNDS - 14.4%
64	The Hartford Inflation Plus Fund, Class Y		$790
51	The Hartford Short Duration Fund, Class Y		506
99	The Hartford Total Return Bond Fund, Class Y		1,071
	Total fixed income funds
	(cost $2,297)		$2,367

	Total investments in affiliated investment companies
	(cost $13,892)		$15,373

EXCHANGE TRADED FUNDS - 5.9%
2	iShares MSCI Emerging Markets Index Fund		$81
24	Powershares DB Commodity Index Tracking Fund ●		610
4	SPDR DJ Wilshire International Real Estate		157
2	SPDR DJ Wilshire REIT		126
	Total exchange traded funds
	(cost $882)		$974

	Total long-term investments
	(cost $14,774)		$16,347

	Total investments
	(cost $14,774) ▲	99.6%	$16,347
	Other assets and liabilities	0.4%	70
	Total net assets	100.0%	$16,417
Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $14,781 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,566
Unrealized Depreciation	—
Net Unrealized Appreciation	$1,566

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

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The Hartford Target Retirement 2035 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$15,373	$15,373	$–	$–
Exchange Traded Funds	974	974	–	–
Total	$16,347	$16,347	$–	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

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The Hartford Target Retirement 2035 Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $882)	$974
Investments in underlying affiliated funds, at market value (cost $13,892)	15,373
Receivables:
Investment securities sold	—
Fund shares sold	801
Dividends and interest	27
Other assets	50
Total assets	17,225
Liabilities:
Payables:
Investment securities purchased	801
Fund shares redeemed	—
Investment management fees	—
Administrative fees	—
Distribution fees	1
Accrued expenses	6
Total liabilities	808
Net assets	$16,417
Summary of Net Assets:
Capital stock and paid-in-capital	$14,529
Accumulated undistributed net investment income	55
Accumulated net realized gain on investments	260
Unrealized appreciation of investments	1,573
Net assets	$16,417

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.44
Shares outstanding	704
Net assets	$9,464
Class R4: Net asset value per share	$13.49
Shares outstanding	412
Net assets	$5,550
Class R5: Net asset value per share	$13.49
Shares outstanding	104
Net assets	$1,403

The accompanying notes are an integral part of these financial statements.

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The Hartford Target Retirement 2035 Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$6
Dividends from underlying affiliated funds	92
Total investment income	98

Expenses:
Investment management fees	13
Administrative services fees	15
Transfer agent fees	—
Distribution fees
Class R3	20
Class R4	8
Custodian fees	1
Accounting services fees	1
Registration and filing fees	39
Board of Directors' fees	1
Audit fees	5
Other expenses	5
Total expenses (before waivers)	108
Expense waivers	(89)
Total waivers	(89)
Total expenses, net	19
Net Investment Income	79
Net Realized Gain on Investments:
Net realized gain on investments in underlying affiliated funds	297
Net Realized Gain on Investments	297
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	1,021
Net Changes in Unrealized Appreciation of Investments	1,021
Net Gain on Investments	1,318
Net Increase in Net Assets Resulting from Operations	$1,397

The accompanying notes are an integral part of these financial statements.

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The Hartford Target Retirement 2035 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$79	$54
Net realized gain (loss) on investments	297	(37)
Net unrealized appreciation of investments	1,021	552
Net Increase In Net Assets Resulting From Operations	1,397	569
Distributions to Shareholders:
From net investment income
Class R3	(13)	(11)
Class R4	(18)	(12)
Class R5	(12)	(12)
Total distributions	(43)	(35)
Capital Share Transactions:
Class R3	7,254	338
Class R4	3,313	583
Class R5	13	28
Net increase from capital share transactions	10,580	949
Net Increase In Net Assets	11,934	1,483
Net Assets:
Beginning of period	4,483	3,000
End of period	$16,417	$4,483
Accumulated undistributed (distribution in excess of) net investment income (loss)	$55	$19

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2035 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc.

9

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the

10

Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

11

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$43	$35

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$54
Undistributed Long-Term Capital Gain	268
Unrealized Appreciation *	1,566
Total Accumulated Earnings	$1,888

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

As of October 31, 2010, the Fund utilized $36 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

12

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

13

The Hartford Target Retirement 2035 Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	94
Class R4	88
Class R5	94

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$13,170
Sales Proceeds Excluding U.S. Government Obligations	2,597

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	655	1	(82)	—	574	31	1	(2)	—	30
Amount	$8,274	$12	$(1,032)	$—	$7,254	$353	$11	$(26)	$—	$338
Class R4
Shares	315	2	(57)	—	260	55	1	(4)	—	52
Amount	$4,017	$18	$(722)	$—	$3,313	$621	$12	$(50)	$—	$583
Class R5
Shares	9	1	(9)	—	1	2	1	—	—	3
Amount	$112	$12	$(111)	$—	$13	$16	$12	$—	$—	$28
Total
Shares	979	4	(148)	—	835	88	3	(6)	—	85
Amount	$12,403	$42	$(1,865)	$—	$10,580	$990	$35	$(76)	$—	$949

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

14

9.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

15

The Hartford Target Retirement 2035 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
R3	$11.63	$0.08	$–	$1.82	$1.90	$(0.09)	$–	$–	$(0.09)	$1.81	$13.44
R4	11.66	0.12	–	1.82	1.94	(0.11)	–	–	(0.11)	1.83	13.49
R5	11.66	0.14	–	1.81	1.95	(0.12)	–	–	(0.12)	1.83	13.49

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.15	–	1.59	1.74	(0.11)	–	–	(0.11)	1.63	11.63
R4	10.00	0.17	–	1.61	1.78	(0.12)	–	–	(0.12)	1.66	11.66
R5	10.00	0.18	–	1.60	1.78	(0.12)	–	–	(0.12)	1.66	11.66

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

16

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
		Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net Investment	Portfolio
	Net Assets at End of	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Income to Average Net	Turnover
Total Return(B)	Period (000's)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Assets	Rate(D)

16.38%	$9,464	1.44%	0.39%	0.39%	0.75%	30%
16.74	5,550	1.16	0.09	0.09	1.02	–
16.78	1,403	0.89	0.04	0.04	1.12	–

17.72	1,508	2.35	0.37	0.37	1.50	15
18.09	1,777	2.03	0.07	0.07	1.75	–
18.10	1,198	1.77	0.02	0.02	1.84	–

17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2035 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2035 Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

18

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

19

The Hartford Target Retirement 2035 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

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Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The Hartford Target Retirement 2035 Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class R3	0.088	N/A	N/A	0.088
Class R4	0.113	N/A	N/A	0.113
Class R5	0.117	N/A	N/A	0.117

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

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The Hartford Target Retirement 2035 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class R3	$1,000.00	$1,022.07	$2.04	$1,000.00	$1,023.19	$2.04	0.40%	184	365
Class R4	$1,000.00	$1,024.31	$0.56	$1,000.00	$1,024.65	$0.56	0.11	184	365
Class R5	$1,000.00	$1,023.54	$0.36	$1,000.00	$1,024.85	$0.36	0.07	184	365

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The Hartford Target Retirement 2035 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Target Retirement 2035 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

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With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

25

The Hartford Target Retirement 2035 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

26

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

27

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Target Retirement 2040 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Target Retirement 2040 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2040 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.

Performance Overview(1) 10/31/08 - 10/31/10
Growth of a $10,000 investment in Class R3

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2) (as of 10/31/10)

	1	Since
	Year	Inception
Target Retirement 2040 R3	17.06%	17.20%
Target Retirement 2040 R4	17.35%	17.52%
Target Retirement 2040 R5	17.36%	17.58%
Barclays Capital U.S. Aggregate Bond Index	8.01%	10.86%
S&P 500 Index	16.54%	13.11%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on  October 31, 2010, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The class R3 shares of The Hartford Target Retirement 2040 Fund returned 17.06%, before sales charge, for the twelve-month period ending October 31, 2010. In comparison, the Fund’s benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.54% and 8.01%, respectively, while the average return for the Lipper Mixed-Asset Target 2040 Funds, a group of funds with investment strategies similar to those of the Fund, was 16.57%.

Why did the Fund perform this way?

Equities ended strong for the period, up 16.5%, as measured by the performance of the S&P 500 Index. Overall, risk assets outperformed, as stocks outperformed bonds and, within fixed income, High Yield outperformed Investment Grade Debt.

Within U.S. equities, mid-cap stocks outperformed small- and large-cap stocks. With regard to investment style, growth outperformed value across all market caps. U.S. stocks outperformed international stocks, as Europe was

2

hurt by the Sovereign Debt Crisis earlier in the year. However, U.S. stock returns were hurt somewhat by expectations of quantitative easing, as a weakening dollar served to support international stock returns. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), as measured by the performance of the Dow Jones Wilshire Real Estate Index, posted the strongest results on a relative basis, up 42.6% for the period.

Within fixed income, U.S. Treasury yields fell over the period, as the U.S. Federal Reserve Bank signaled the possibility of a second round of quantitative easing. The 2-year Treasury note fell 55 basis points to 0.34% and the 10-year Treasury note fell 78 basis points to 2.60%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, the Commercial Mortgage-Backed Securities asset class was the top performer, while Agencies was the worst. As with equities, risk assets outperformed, with high yield asset classes such as U.S. High Yield bonds, Bank Loans, and Emerging Market debt outperforming the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund’s target asset allocation is set at approximately 86% equities and 14% fixed income.

The Fund is designed for investors who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through the retirement date. The Fund invests in a diversified combination of other Hartford Mutual Funds (the “Underlying Funds”) as well as certain exchange-traded funds through the implementation of a strategic asset allocation strategy. Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income securities and fixed income funds. The Fund will continue to invest after its target retirement date, gradually reaching its most conservative allocation of approximately 30% in equity securities approximately 25 years from the date indicated in the Fund’s name.

The Fund’s strategic asset allocation decisions contributed to performance. Specifically, the Fund benefited from diversification in International small-caps, Emerging Market stocks, and International REITs. The Fund also benefited from an increased allocation to Emerging Market stocks. The Fund’s structural value bias detracted from performance, as growth outperformed value during the period.

Within fixed income, the Fund benefited from exposure to Treasury Inflation-Protected Securities (TIPS), as the asset class outperformed the Barclays Capital U.S. Aggregate Bond Index.

Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds in which the Fund should invest. During the period, our underlying fund selection was mixed. Within equities, our underlying fund selection in domestic and international large-caps detracted from performance, while underlying fund selection within fixed income contributed to performance, specifically within intermediate-term bonds.

What is the outlook?

We expect global growth to remain positive in 2010, but below long-term averages. While volatility in the equity markets will likely be elevated for some time, we believe equities can appreciate further if the current risk factors stay contained and corporate revenues begin to grow to support the strong forecasted earnings over the next two years. Increased government involvement around the globe in the financial markets will most likely have an impact on performance in the short-term, as investors anticipate additional stimulus measures. Longer-term, we believe investors will shift from risk seeking to a greater focus on fundamentals.

The Fund is positioned with a bias to the value investment style, an increased allocation to both Emerging Market stocks and Emerging Market debt, and reduced exposure to International small-caps. We anticipate that value will outperform as investors shift to a more fundamental focus. In addition, value oriented companies, such as industrials and conglomerates, should benefit from weakness in the dollar. In conjunction with improved global macro fundamentals, emerging markets should continue to perform well relative to developed markets, driven by a variety of factors including strong economic growth, an emerging middle class consumer, and less government debt. These factors helped support Emerging Markets performance through the Sovereign Debt Crisis earlier this year. In the near term, increased borrowing costs and significant austerity measures pose a long-term threat to a European recovery, as the region faces continued drag from heavily indebted members such as Greece and Ireland. International small-cap stocks have more individual country exposure than large-caps, and will thus likely be negatively impacted by weakness in the Euro zone. We have reduced the allocation to International small-caps in light of weak European economic news as well as anticipated greater volatility within the asset class.

Composition by Investments
as of October 31, 2010

Percentage of Net
Fund Name	Assets
iShares MSCI Emerging Markets Index	0.3%
Powershares DB Commodity Index Tracking	3.4
SPDR Dow Jones International Real Estate	0.7
SPDR Dow Jones REIT	1.9
State Street Bank Money Market Fund	0.0
The Hartford Capital Appreciation Fund, Class Y	8.2
The Hartford Capital Appreciation II Fund, Class Y	1.6
The Hartford Disciplined Equity Fund, Class Y	0.2
The Hartford Dividend and Growth Fund, Class Y	6.3
The Hartford Equity Income Fund, Class Y	7.1
The Hartford Fundamental Growth Fund, Class Y	5.7
The Hartford Global Growth Fund, Class Y	0.0
The Hartford Global Research Fund, Class Y	11.9
The Hartford Growth Fund, Class Y	1.4
The Hartford Growth Opportunities Fund, Class Y	1.8
The Hartford Inflation Plus Fund, Class Y	4.5
The Hartford International Opportunities Fund, Class Y	2.4
The Hartford International Small Company Fund, Class Y	3.8
The Hartford MidCap Fund, Class Y	3.9
The Hartford MidCap Value Fund, Class Y	5.6
The Hartford Short Duration Fund, Class Y	1.0
The Hartford Small Company Fund, Class Y	2.9
The Hartford Small/Mid Cap Equity Fund, Class Y	3.9
The Hartford SmallCap Growth Fund, Class Y	3.5
The Hartford Total Return Bond Fund, Class Y	4.9
The Hartford Value Fund, Class Y	9.5
The Hartford Value Opportunities Fund, Class Y	3.2
Other Assets and Liabilities	0.4
Total	100.0%

3

The Hartford Target Retirement 2040 Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 93.3%
EQUITY FUNDS - 82.9%
39	The Hartford Capital Appreciation Fund, Class Y●		$1,354
20	The Hartford Capital Appreciation II Fund, Class Y●		269
2	The Hartford Disciplined Equity Fund, Class Y		29
57	The Hartford Dividend and Growth Fund, Class Y		1,035
97	The Hartford Equity Income Fund, Class Y		1,167
84	The Hartford Fundamental Growth Fund, Class Y		929
–	The Hartford Global Growth Fund, Class Y		8
205	The Hartford Global Research Fund, Class Y		1,962
14	The Hartford Growth Fund, Class Y		231
11	The Hartford Growth Opportunities Fund, Class Y		293
26	The Hartford International Opportunities Fund, Class Y		392
49	The Hartford International Small Company Fund, Class Y		628
29	The Hartford MidCap Fund, Class Y●		633
82	The Hartford MidCap Value Fund, Class Y		917
25	The Hartford Small Company Fund, Class Y●		484
67	The Hartford Small/Mid Cap Equity Fund, Class Y●		640
20	The Hartford SmallCap Growth Fund, Class Y●		582
147	The Hartford Value Fund, Class Y		1,555
43	The Hartford Value Opportunities Fund, Class Y		532

	Total equity funds
	(cost $12,087)		$13,640

FIXED INCOME FUNDS - 10.4%
60	The Hartford Inflation Plus Fund, Class Y		$738
16	The Hartford Short Duration Fund, Class Y		162
74	The Hartford Total Return Bond Fund, Class Y		801

	Total fixed income funds
	(cost $1,660)		$1,701

	Total investments in affiliated investment companies
	(cost $13,747)		$15,341

EXCHANGE TRADED FUNDS - 6.3%
1	iShares MSCI Emerging Markets Index		$50
22	Powershares DB Commodity Index Tracking Fund ●		547
3	SPDR Dow Jones International Real Estate		119
5	SPDR Dow Jones REIT		308

	Total exchange traded funds
	(cost $943)		$1,024

	Total long-term investments
	(cost $14,690)		$16,365

SHORT-TERM INVESTMENTS – 0.0%
	Investment Pools and Funds - 0.0%
8	State Street Bank Money Market Fund		$8

	Total short-term investments
	(cost $8)		$8

	Total investments
	(cost $14,698) ▲	99.6%	$16,373
	Other assets and liabilities	0.4%	73
	Total net assets	100.0%	$16,446

The accompanying notes are an integral part of these financial statements.

4

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $14,700 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,673
Unrealized Depreciation	—
Net Unrealized Appreciation	$1,673

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2040 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$15,341	$15,341	$–	$–
Exchange Traded Funds	1,024	1,024	–	–
Short-Term Investments	8	8	–	–
Total	$16,373	$16,373	$–	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2040 Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $951)	$1,032
Investments in underlying affiliated funds, at market value (cost $13,747)	15,341
Receivables:
Fund shares sold	19
Dividends and interest	21
Other assets	57
Total assets	16,470
Liabilities:
Payables:
Investment securities purchased	8
Fund shares redeemed	—
Investment management fees	—
Administrative fees	1
Distribution fees	1
Accrued expenses	14
Total liabilities	24
Net assets	$16,446
Summary of Net Assets:
Capital stock and paid-in-capital	$14,534
Accumulated undistributed net investment income	45
Accumulated net realized gain on investments	192
Unrealized appreciation of investments	1,675
Net assets	$16,446

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.48
Shares outstanding	731
Net assets	$9,856
Class R4: Net asset value per share	$13.52
Shares outstanding	350
Net assets	$4,727
Class R5: Net asset value per share	$13.53
Shares outstanding	138
Net assets	$1,863

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2040 Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$6
Dividends from underlying affiliated funds	80
Total investment income	86

Expenses:
Investment management fees	13
Administrative services fees	14
Transfer agent fees	—
Distribution fees
Class R3	19
Class R4	8
Custodian fees	1
Accounting services fees	1
Registration and filing fees	39
Board of Directors' fees	1
Audit fees	5
Other expenses	5
Total expenses (before waivers)	106
Expense waivers	(89)
Total waivers	(89)
Total expenses, net	17
Net Investment Income	69
Net Realized Gain on Investments:
Net realized gain on investments in underlying affiliated funds	226
Net Realized Gain on Investments	226
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	1,153
Net Changes in Unrealized Appreciation of Investments	1,153
Net Gain on Investments	1,379
Net Increase in Net Assets Resulting from Operations	$1,448

 The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2040 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$69	$53
Net realized gain (loss) on investments	226	(34)
Net unrealized appreciation of investments	1,153	522
Net Increase In Net Assets Resulting From Operations	1,448	541
Distributions to Shareholders:
From net investment income
Class R3	(11)	(11)
Class R4	(19)	(12)
Class R5	(12)	(12)
Total distributions	(42)	(35)
Capital Share Transactions:
Class R3	7,831	134
Class R4	2,644	457
Class R5	314	154
Net increase from capital share transactions	10,789	745
Net Increase In Net Assets	12,195	1,251
Net Assets:
Beginning of period	4,251	3,000
End of period	$16,446	$4,251
Accumulated undistributed (distribution in excess of) net investment income (loss)	$45	$18

 The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2040 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc.

10

or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the

11

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
 Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

12

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$42	$35

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$45
Undistributed Long-Term Capital Gain	194
Unrealized Appreciation *	1,673
Total Accumulated Earnings	$1,912

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

As of October 31, 2010, the Fund utilized $33 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory

13

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.20%	0.90%	0.85%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer

14

agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	94
Class R4	87
Class R5	94

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$12,786
Sales Proceeds Excluding U.S. Government Obligations	2,023

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	655	1	(37)	—	619	11	1	—	—	12
Amount	$8,290	$11	$(470)	$—	$7,831	$123	$11	$—	$—	$134
Class R4
Shares	270	2	(62)	—	210	48	1	(9)	—	40
Amount	$3,405	$19	$(780)	$—	$2,644	$550	$11	$(104)	$—	$457
Class R5
Shares	36	1	(13)	—	24	13	1	—	—	14
Amount	$465	$12	$(163)	$—	$314	$145	$12	$(3)	$—	$154
Total
Shares	961	4	(112)	—	853	72	3	(9)	—	66
Amount	$12,160	$42	$(1,413)	$—	$10,789	$818	$34	$(107)	$—	$745

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

15

The Hartford Target Retirement 2040 Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

9.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

16

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17

The Hartford Target Retirement 2040 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End of
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	Period

For the Year Ended October 31, 2010
R3	$11.59	$0.06	$–	$1.91	$1.97	$(0.08)	$–	$–	$(0.08)	$1.89	$13.48
R4	11.62	0.11	–	1.90	2.01	(0.11)	–	–	(0.11)	1.90	13.52
R5	11.63	0.12	–	1.89	2.01	(0.11)	–	–	(0.11)	1.90	13.53

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.15	–	1.55	1.70	(0.11)	–	–	(0.11)	1.59	11.59
R4	10.00	0.17	–	1.57	1.74	(0.12)	–	–	(0.12)	1.62	11.62
R5	10.00	0.18	–	1.57	1.75	(0.12)	–	–	(0.12)	1.63	11.63

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

18

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
		Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net Investment
	Net Assets at End	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Income to Average Net	Portfolio Turnover
Total Return(B)	of Period (000's)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Assets	Rate(D)

17.06%	$9,856	1.45%	0.38%	0.38%	0.64%	24%
17.35	4,727	1.18	0.08	0.08	0.93	–
17.36	1,863	0.91	0.03	0.03	1.00	–

17.34	1,301	2.41	0.35	0.35	1.48	15
17.70	1,629	2.10	0.05	0.05	1.79	–
17.81	1,321	1.81	–	–	1.83	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2040 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2040 Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

20

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Target Retirement 2040 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr.(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

22

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2040 Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class R3	0.080	N/A	N/A	0.080
Class R4	0.107	N/A	N/A	0.107
Class R5	0.109	N/A	N/A	0.109

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

24

The Hartford Target Retirement 2040 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class R3	$1,000.00	$1,025.91	$1.99	$1,000.00	$1,023.24	$1.99	0.39%	184	365
Class R4	$1,000.00	$1,027.40	$0.46	$1,000.00	$1,024.75	$0.46	0.09	184	365
Class R5	$1,000.00	$1,027.28	$0.26	$1,000.00	$1,024.95	$0.26	0.05	184	365

25

The Hartford Target Retirement 2040 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Target Retirement 2040 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

27

The Hartford Target Retirement 2040 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

28

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Target Retirement 2045 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Target Retirement 2045 Fund

The views expressed in the Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2045 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, to seek capital preservaion.

Performance Overview(1) 10/31/08 - 10/31/10
Growth of a $10,000 investment in Class R3

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2) (as of 10/31/10)

	1	Since
	Year	Inception
Target Retirement 2045 R3	16.79%	17.04%
Target Retirement 2045 R4	17.09%	17.37%
Target Retirement 2045 R5	17.14%	17.40%
Barclays Capital U.S. Aggregate Bond Index	8.01%	10.86%
S&P 500 Index	16.54%	13.11%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2045 Fund returned 16.79%, before sales charge, for the twelve-month period ended October 31, 2010. In comparison, the Fund’s benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.54% and 8.01%, respectively, while the average return for the Lipper Mixed-Asset Target 2045 Funds, a group of funds with investment strategies similar to those of the Fund, was 16.81%.

Why did the Fund perform this way?

Equities ended strong for the period, up 16.5%, as measured by the performance of the S&P 500 Index. Overall, risk assets outperformed, as stocks outperformed bonds and, within fixed income, High Yield outperformed Investment Grade Debt.

Within U.S. equities, mid-cap stocks outperformed small- and large-cap stocks. With regard to investment style, growth outperformed value across all market caps. U.S. stocks outperformed international stocks, as Europe was

2

hurt by the Sovereign Debt Crisis earlier in the year. However, U.S. stock returns were hurt somewhat by expectations of quantitative easing, as a weakening dollar served to support international stock returns. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), as measured by the performance of the Dow Jones Wilshire Real Estate Index, posted the strongest results on a relative basis, up 42.6% for the period.

Within fixed income, U.S. Treasury yields fell over the period, as the U.S. Federal Reserve Bank signaled the possibility of a second round of quantitative easing. The 2-year Treasury note fell 55 basis points to 0.34% and the 10-year Treasury note fell 78 basis points to 2.60%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, the Commercial Mortgage-Backed Securities asset class was the top performer, while Agencies was the worst. As with equities, risk assets outperformed, with high yield asset classes such as U.S. High Yield bonds, Bank Loans, and Emerging Market debt outperforming the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund’s target asset allocation is set at approximately 94% equities and 6% fixed income.

The Fund is designed for investors who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through the retirement date. The Fund invests in a diversified combination of other Hartford Mutual Funds (the “Underlying Funds”) as well as certain exchange-traded funds through the implementation of a strategic asset allocation strategy. Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income securities and fixed income funds. The Fund will continue to invest after its target retirement date, gradually reaching its most conservative allocation of approximately 30% in equity securities approximately 25 years from the date indicated in the Fund’s name.

The Fund’s strategic asset allocation decisions contributed to performance. Specifically, the Fund benefited from diversification in International small-caps, Emerging Market stocks, and International REITs. The Fund also benefited from an increased allocation to Emerging Market stocks. The Fund’s structural value bias detracted from performance, as growth outperformed value during the period.

Within fixed income, the Fund benefited from exposure to Treasury Inflation-Protected Securities (TIPS), as the asset class outperformed the Barclays Capital U.S. Aggregate Bond Index.

Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds in which the Fund should invest. During the period, our underlying fund selection was mixed. Within equities, our underlying fund selection in domestic and international large-caps detracted from performance, while underlying fund selection within fixed income contributed to performance, specifically within intermediate-term bonds.

What is the outlook?

We expect global growth to remain positive in 2010, but below long-term averages. While volatility in the equity markets will likely be elevated for some time, we believe equities can appreciate further if the current risk factors stay contained and corporate revenues begin to grow to support the strong forecasted earnings over the next two years. Increased government involvement around the globe in the financial markets will most likely have an impact on performance in the short-term, as investors anticipate additional stimulus measures. Longer-term, we believe investors will shift from risk seeking to a greater focus on fundamentals.

The Fund is positioned with a bias to the value investment style, an increased allocation to both Emerging Market stocks and Emerging Market debt, and reduced exposure to International small-caps. We anticipate that value will outperform as investors shift to a more fundamental focus. In addition, value oriented companies, such as industrials and conglomerates, should benefit from weakness in the dollar. In conjunction with improved global macro fundamentals, emerging markets should continue to perform well relative to developed markets, driven by a variety of factors including strong economic growth, an emerging middle class consumer, and less government debt. These factors helped support Emerging Markets performance through the Sovereign Debt Crisis earlier this year. In the near term, increased borrowing costs and significant austerity measures pose a long-term threat to a European recovery, as the region faces continued drag from heavily indebted members such as Greece and Ireland. International small-cap stocks have more individual country exposure than large-caps, and will thus likely be negatively impacted by weakness in the Euro zone. We have reduced the allocation to International small-caps in light of weak European economic news as well as anticipated greater volatility within the asset class.

Composition by Investments
as of October 31, 2010

Percentage of Net
Fund Name	Assets
iShares MSCI Emerging Markets Index	0.0%
Powershares DB Commodity Index Tracking	3.9
SPDR Dow Jones International Real Estate	1.4
SPDR Dow Jones REIT	1.6
The Hartford Capital Appreciation Fund, Class Y	11.1
The Hartford Capital Appreciation II Fund, Class Y	1.3
The Hartford Disciplined Equity Fund, Class Y	0.1
The Hartford Dividend and Growth Fund, Class Y	1.5
The Hartford Equity Income Fund, Class Y	3.5
The Hartford Fundamental Growth Fund, Class Y	4.8
The Hartford Global Growth Fund, Class Y	2.1
The Hartford Global Research Fund, Class Y	5.5
The Hartford Growth Fund, Class Y	3.5
The Hartford Growth Opportunities Fund, Class Y	1.6
The Hartford Inflation Plus Fund, Class Y	3.3
The Hartford International Opportunities Fund, Class Y	4.2
The Hartford International Small Company Fund, Class Y	5.8
The Hartford MidCap Fund, Class Y	1.8
The Hartford MidCap Value Fund, Class Y	5.8
The Hartford Short Duration Fund, Class Y	0.7
The Hartford Small Company Fund, Class Y	6.8
The Hartford Small/Mid Cap Equity Fund, Class Y	2.2
The Hartford SmallCap Growth Fund, Class Y	2.5
The Hartford Total Return Bond Fund, Class Y	1.9
The Hartford Value Fund, Class Y	17.4
The Hartford Value Opportunities Fund, Class Y	5.0
Other Assets and Liabilities	0.7
Total	100.0%

3

The Hartford Target Retirement 2045 Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 92.4%
EQUITY FUNDS - 86.5%
24	The Hartford Capital Appreciation Fund, Class Y●		$850
7	The Hartford Capital Appreciation II Fund, Class Y●		96
–	The Hartford Disciplined Equity Fund, Class Y		5
6	The Hartford Dividend and Growth Fund, Class Y		115
23	The Hartford Equity Income Fund, Class Y	.	272
34	The Hartford Fundamental Growth Fund, Class Y		372
11	The Hartford Global Growth Fund, Class Y	.	160
44	The Hartford Global Research Fund, Class Y		425
16	The Hartford Growth Fund, Class Y		269
5	The Hartford Growth Opportunities Fund, Class Y		120
21	The Hartford International Opportunities Fund, Class Y		326
35	The Hartford International Small Company Fund, Class Y		445
6	The Hartford MidCap Fund, Class Y●		141
40	The Hartford MidCap Value Fund, Class Y	.	448
28	The Hartford Small Company Fund, Class Y●		523
17	The Hartford Small/Mid Cap Equity Fund, Class Y●		166
7	The Hartford SmallCap Growth Fund, Class Y●		194
127	The Hartford Value Fund, Class Y		1,340
30	The Hartford Value Opportunities Fund, Class Y		381
	Total equity funds
	(cost $5,533)		$6,648

FIXED INCOME FUNDS - 5.9%
21	The Hartford Inflation Plus Fund, Class Y		$255
6	The Hartford Short Duration Fund, Class Y	.	57
14	The Hartford Total Return Bond Fund, Class Y		148
	Total fixed income funds
	(cost $446)		$460

	Total investments in affiliated investment companies
	(cost $5,979)		$7,108

EXCHANGE TRADED FUNDS - 6.9%
–	iShares MSCI Emerging Markets Index		$2
12	Powershares DB Commodity Index Tracking Fund ●		301
3	SPDR Dow Jones International Real Estate	.	106
2	SPDR Dow Jones REIT		120
	Total exchange traded funds
	(cost $462)		$529

	Total long-term investments
	(cost $6,441)		$7,637
	Total investments
	(cost $6,441) ▲	99.3%	$7,637
	Other assets and liabilities	0.7%	51
	Total net assets	100.0%	$7,688

The accompanying notes are an integral part of these financial statements.

4

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $6,441 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,196
Unrealized Depreciation	—
Net Unrealized Appreciation	$1,196
●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2045 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted))

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$7,108	$7,108	$–	$–
Exchange Traded Funds	529	529	–	–
Total	$7,637	$7,637	$–	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2045 Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $462)	$529
Investments in underlying affiliated funds, at market value (cost $5,979)	7,108
Receivables:
Investment securities sold	—
Fund shares sold	7
Dividends and interest	15
Other assets	42
Total assets	7,701
Liabilities:
Payables:
Investment securities purchased	7
Fund shares redeemed	—
Investment management fees	—
Administrative fees	—
Distribution fees	—
Accrued expenses	6
Total liabilities	13
Net assets	$7,688
Summary of Net Assets:
Capital stock and paid-in-capital	$6,351
Accumulated undistributed net investment income	18
Accumulated net realized gain on investments	123
Unrealized appreciation of investments	1,196
Net assets	$7,688

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.47
Shares outstanding	291
Net assets	$3,918
Class R4: Net asset value per share	$13.51
Shares outstanding	178
Net assets	$2,399
Class R5: Net asset value per share	$13.51
Shares outstanding	101
Net assets	$1,371

The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2045 Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$6
Dividends from underlying affiliated funds	44
Total investment income	50

Expenses:
Investment management fees	8
Administrative services fees	9
Transfer agent fees	—
Distribution fees
Class R3	12
Class R4	5
Custodian fees	1
Accounting services fees	1
Registration and filing fees	39
Board of Directors' fees	1
Audit fees	5
Other expenses	5
Total expenses (before waivers)	86
Expense waivers	(73)
Total waivers	(73)
Total expenses, net	13
Net Investment Income	37
Net Realized Gain on Investments:
Net realized gain on investments in underlying affiliated funds	126
Net Realized Gain on Investments	126
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	696
Net Changes in Unrealized Appreciation of Investments	696
Net Gain on Investments	822
Net Increase in Net Assets Resulting from Operations	$859

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2045 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$37	$43
Net realized gain (loss) on investments	126	(3)
Net unrealized appreciation of investments	696	500
Net Increase In Net Assets Resulting From Operations	859	540
Distributions to Shareholders:
From net investment income
Class R3	(7)	(11)
Class R4	(12)	(11)
Class R5	(10)	(11)
Total distributions	(29)	(33)
Capital Share Transactions:
Class R3	2,186	217
Class R4	615	320
Class R5	(12)	25
Net increase from capital share transactions	2,789	562
Net Increase In Net Assets	3,619	1,069
Net Assets:
Beginning of period	4,069	3,000
End of period	$7,688	$4,069
Accumulated undistributed (distribution in excess of) net investment income (loss)	$18	$10

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2045 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective per share net asset value (“NAV”) of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc.

10

or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the

11

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
October 31, 2010
(000’s Omitted)

NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$29	$33

12

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$18
Undistributed Long-Term Capital Gain	123
Unrealized Appreciation *	1,196
Total Accumulated Earnings	$1,337

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

As of October 31, 2010, the Fund utilized $3 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total  amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

13

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
October 31, 2010
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

14

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	94
Class R4	94
Class R5	94

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$3,809
Sales Proceeds Excluding U.S. Government Obligations	1,037

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	195	1	(24)	—	172	18	1	—	—	19
Amount	$2,483	$7	$(304)	$—	$2,186	$207	$11	$(1)	$—	$217
Class R4
Shares	62	1	(14)	—	49	29	1	(1)	—	29
Amount	$779	$11	$(175)	$—	$615	$318	$11	$(9)	$—	$320
Class R5
Shares	6	1	(8)	—	(1)	1	1	—	—	2
Amount	$84	$10	$(106)	$—	$(12)	$14	$11	$—	$—	$25
Total
Shares	263	3	(46)	—	220	48	3	(1)	—	50
Amount	$3,346	$28	$(585)	$—	$2,789	$539	$33	$(10)	$—	$562

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

15

The Hartford Target Retirement 2045 Fund
Notes to Financial Statements — (continued)
October 31, 2010
(000’s Omitted)

9.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

16

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17

The Hartford Target Retirement 2045 Fund
Financial Highlights

- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
R3	$11.59	$0.06	$–	$1.88	$1.94	$(0.06)	$–	$–	$(0.06)	$1.88	$13.47
R4	11.62	0.10	–	1.88	1.98	(0.09)	–	–	(0.09)	1.89	13.51
R5	11.62	0.11	–	1.87	1.98	(0.09)	–	–	(0.09)	1.89	13.51

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.12	–	1.58	1.70	(0.11)	–	–	(0.11)	1.59	11.59
R4	10.00	0.15	–	1.58	1.73	(0.11)	–	–	(0.11)	1.62	11.62
R5	10.00	0.15	–	1.58	1.73	(0.11)	–	–	(0.11)	1.62	11.62

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

18

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
		Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net Investment
	Net Assets at End	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Income to Average Net	Portfolio Turnover
Total Return(B)	of Period (000's)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Assets	Rate(D)

16.79%	$3,918	1.77%	0.42%	0.42%	0.47%	19%
17.09	2,399	1.48	0.12	0.12	0.76	–
17.14	1,371	1.18	0.07	0.07	0.84	–

17.28	1,380	2.40	0.39	0.39	1.21	7
17.65	1,499	2.08	0.09	0.09	1.49	–
17.65	1,190	1.82	0.04	0.04	1.54	–

19

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2045 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2045 Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

20

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Target Retirement 2045 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

22

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2045 Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class R3	0.061	N/A	N/A	0.061
Class R4	0.089	N/A	N/A	0.089
Class R5	0.093	N/A	N/A	0.093

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

24

The Hartford Target Retirement 2045 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class R3	$1,000.00	$1,022.01	$2.19	$1,000.00	$1,023.04	$2.19	0.43%	184	365
Class R4	$1,000.00	$1,022.73	$0.71	$1,000.00	$1,024.50	$0.71	0.14	184	365
Class R5	$1,000.00	$1,022.73	$0.46	$1,000.00	$1,024.75	$0.46	0.09	184	365

25

The Hartford Target Retirement 2045 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Target Retirement 2045 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

27

The Hartford Target Retirement 2045 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

28

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Target Retirement 2050 Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Target Retirement 2050 Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Target Retirement 2050 Fund inception 10/31/2008
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks to maximize total return and secondarily, to seek capital preservation.

Performance Overview(1) 10/31/08 - 10/31/10
Growth of a $10,000 investment in Class R3

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2) (as of 10/31/10)

	1	Since
	Year	Inception
Target Retirement 2050 R3	16.46%	16.82%
Target Retirement 2050 R4	16.78%	17.16%
Target Retirement 2050 R5	16.90%	17.23%
Barclays Capital U.S. Aggregate Bond Index	8.01%	10.86%
S&P 500 Index	16.54%	13.11%

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes R4 and R5 shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)
Total returns presented above were calculated using the Fund's net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2010, which excludes investment transactions as of this date.

Portfolio Managers
Hugh Whelan, CFA	Edward C. Caputo, CFA
Managing Director	Vice President

How did the Fund perform?

The Class R3 shares of The Hartford Target Retirement 2050 Fund returned 16.46%, before sales charge, for the twelve-month period ended October 31, 2010. In comparison, the Fund’s benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, returned 16.54% and 8.01%, respectively, while the average return for the Lipper Mixed-Asset Target 2050 Funds, a group of funds with investment strategies similar to those of the Fund, was 16.74%.

Why did the Fund perform this way?

Equities ended strong for the period, up 16.5% as measured by the performance of the S&P 500 Index. Overall, risk assets outperformed, as stocks outperformed bonds and, within fixed income, High Yield outperformed Investment Grade Debt.

Within U.S. equities, mid-cap stocks outperformed small- and large-cap stocks. With regard to investment style, growth outperformed value across all

2

market caps. U.S. stocks outperformed international stocks, as Europe was hurt by the Sovereign Debt Crisis earlier in the year. However, U.S. stock returns were hurt somewhat by expectations of quantitative easing, as a weakening dollar served to support international stock returns. Among the twelve equity asset classes in our investment universe, U.S. Real Estate Investment Trusts (REITs), as measured by the performance of the Dow Jones Wilshire Real Estate Index, posted the strongest results on a relative basis, up 42.6% for the period.

Within fixed income, U.S. Treasury yields fell over the period, as the U.S. Federal Reserve Bank signaled the possibility of a second round of quantitative easing. The 2-year Treasury note fell 55 basis points to 0.34% and the 10-year Treasury note fell 78 basis points to 2.60%. Within the major sectors of the Barclays Capital U.S. Aggregate Bond Index, the Commercial Mortgage-Backed Securities asset class was the top performer, while Agencies was the worst. As with equities, risk assets outperformed, with high yield asset classes such as U.S. High Yield bonds, Bank Loans, and Emerging Market debt outperforming the Barclays Capital U.S. Aggregate Bond Index. Generally, the Fund’s target asset allocation is set at approximately 95% equities and 5% fixed income.

The Fund is designed for investors who desire an asset-allocated portfolio that becomes more conservative over time and continues to do so through the retirement date. The Fund invests in a diversified combination of other Hartford Mutual Funds (the “Underlying Funds”) as well as certain exchange-traded funds through the implementation of a strategic asset allocation strategy. Up until the Fund’s target retirement date, the Fund’s portfolio allocation will become more conservative by increasing its allocation to fixed income securities and fixed income funds. The Fund will continue to invest after its target retirement date, gradually reaching its most conservative allocation of approximately 30% in equity securities approximately 25 years from the date indicated in the Fund’s name.

The Fund’s strategic asset allocation decisions contributed to performance. Specifically, the Fund benefited from diversification in International small-caps, Emerging Market stocks, and International REITs. The Fund also benefited from an increased allocation to Emerging Market stocks. The Fund’s structural value bias detracted from performance, as growth outperformed value during the period.

Within fixed income, the Fund benefited from exposure to Treasury Inflation-Protected Securities (TIPS), as the asset class outperformed the Barclays Capital U.S. Aggregate Bond Index.

Beyond the asset allocation decision, we also add value by selecting the underlying mutual funds that will most effectively deliver the target asset class exposures. This is accomplished by analyzing the underlying funds available in our investment universe, and by looking past each underlying fund’s objectives and stated benchmark to see what it actually holds for securities and how it has behaved historically. Finally, a proprietary optimization is run to determine which underlying funds in which the Fund should invest. During the period, our underlying fund selection was mixed. Within equities, our underlying fund selection in domestic and international large-caps detracted from performance, while underlying fund selection within fixed income contributed to performance, specifically within intermediate-term bonds.

What is the outlook?

We expect global growth to remain positive in 2010, but below long-term averages. While volatility in the equity markets will likely be elevated for some time, we believe equities can appreciate further if the current risk factors stay contained and corporate revenues begin to grow to support the strong forecasted earnings over the next two years. Increased government involvement around the globe in the financial markets will most likely have an impact on performance in the short-term, as investors anticipate additional stimulus measures. Longer-term, we believe investors will shift from risk seeking to a greater focus on fundamentals.

The Fund is positioned with a bias to the value investment style, an increased allocation to both Emerging Market stocks and Emerging Market debt, and reduced exposure to International small-caps. We anticipate that value will outperform as investors shift to a more fundamental focus. In addition, value oriented companies, such as industrials and conglomerates, should benefit from weakness in the dollar. In conjunction with improved global macro fundamentals, emerging markets should continue to perform well relative to developed markets, driven by a variety of factors including strong economic growth, an emerging middle class consumer, and less government debt. These factors helped support Emerging Markets performance through the Sovereign Debt Crisis earlier this year. In the near term, increased borrowing costs and significant austerity measures pose a long-term threat to a European recovery, as the region faces continued drag from heavily indebted members such as Greece and Ireland. International small-cap stocks have more individual country exposure than large-caps, and will thus likely be negatively impacted by weakness in the Euro zone. We have reduced the allocation to International small-caps in light of weak European economic news as well as anticipated greater volatility within the asset class.

Composition by Investments
as of October 31, 2010
Percentage of Net
Fund Name	Assets
Powershares DB Commodity Index Tracking	3.3%
SPDR Dow Jones International Real Estate	1.3
SPDR Dow Jones REIT	0.9
The Hartford Capital Appreciation Fund, Class Y	10.3
The Hartford Capital Appreciation II Fund, Class Y	1.3
The Hartford Dividend and Growth Fund, Class Y	1.6
The Hartford Equity Income Fund, Class Y	4.1
The Hartford Fundamental Growth Fund, Class Y	4.2
The Hartford Global Growth Fund, Class Y	1.3
The Hartford Global Research Fund, Class Y	5.9
The Hartford Growth Fund, Class Y	4.2
The Hartford Growth Opportunities Fund, Class Y	1.5
The Hartford Inflation Plus Fund, Class Y	2.2
The Hartford International Opportunities Fund, Class Y	3.8
The Hartford International Small Company Fund, Class Y	6.7
The Hartford MidCap Fund, Class Y	2.3
The Hartford MidCap Value Fund, Class Y	7.8
The Hartford Short Duration Fund, Class Y	1.0
The Hartford Small Company Fund, Class Y	5.6
The Hartford Small/Mid Cap Equity Fund, Class Y	3.2
The Hartford SmallCap Growth Fund, Class Y	2.8
The Hartford Total Return Bond Fund, Class Y	2.1
The Hartford Value Fund, Class Y	18.2
The Hartford Value Opportunities Fund, Class Y	3.8
Other Assets and Liabilities	0.6
Total	100.0%

3

The Hartford Target Retirement 2050 Fund
Schedule of Investments October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
AFFILIATED INVESTMENT COMPANIES - 93.9%
EQUITY FUNDS - 88.6%
24	The Hartford Capital Appreciation Fund, Class Y●		$846
8	The Hartford Capital Appreciation II Fund, Class Y●		106
7	The Hartford Dividend and Growth Fund, Class Y		128
28	The Hartford Equity Income Fund, Class Y		336
31	The Hartford Fundamental Growth Fund, Class Y		348
7	The Hartford Global Growth Fund, Class Y		106
51	The Hartford Global Research Fund, Class Y		488
21	The Hartford Growth Fund, Class Y		349
5	The Hartford Growth Opportunities Fund, Class Y		124
20	The Hartford International Opportunities Fund, Class Y		309
43	The Hartford International Small Company Fund, Class Y		548
9	The Hartford MidCap Fund, Class Y●		192
57	The Hartford MidCap Value Fund, Class Y		641
24	The Hartford Small Company Fund, Class Y●		465
27	The Hartford Small/Mid Cap Equity Fund, Class Y●		260
8	The Hartford SmallCap Growth Fund, Class Y●		234
142	The Hartford Value Fund, Class Y		1,500
25	The Hartford Value Opportunities Fund, Class Y		315
	Total equity funds
	(cost $6,181)		$7,295

FIXED INCOME FUNDS - 5.3%
15	The Hartford Inflation Plus Fund, Class Y		$179
8	The Hartford Short Duration Fund, Class Y		81
16	The Hartford Total Return Bond Fund, Class Y		176
	Total fixed income funds
	(cost $427)		$436

	Total investments in affiliated investment companies
	(cost $6,608)		$7,731

EXCHANGE TRADED FUNDS - 5.5%
11	Powershares DB Commodity Index Tracking Fund●		$272
3	SPDR Dow Jones International Real Estate.		106
1	SPDR Dow Jones REIT		74
	Total exchange traded funds
	(cost $389)		$452

	Total long-term investments
	(cost $6,997)		$8,183

	Total investments
	(cost $6,997) ▲	99.4%	$8,183
	Other assets and liabilities	0.6%	53
	Total net assets	100.0%	$8,236

The accompanying notes are an integral part of these financial statements.

4

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $6,997 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,186
Unrealized Depreciation	—
Net Unrealized Appreciation	$1,186

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

5

The Hartford Target Retirement 2050 Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Affiliated Investment Companies	$7,731	$7,731	$–	$–
Exchange Traded Funds	452	452	–	–
Total	$8,183	$8,183	$–	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Target Retirement 2050 Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $389)	$452
Investments in underlying affiliated funds, at market value (cost $6,608)	7,731
Receivables:
Investment securities sold	9
Fund shares sold	192
Dividends and interest	17
Other assets	42
Total assets	8,443
Liabilities:
Payables:
Investment securities purchased	192
Fund shares redeemed	9
Investment management fees	—
Administrative fees	—
Distribution fees	—
Accrued expenses	6
Total liabilities	207
Net assets	$8,236
Summary of Net Assets:
Capital stock and paid-in-capital	$6,894
Accumulated undistributed net investment income	18
Accumulated net realized gain on investments	138
Unrealized appreciation of investments	1,186
Net assets	$8,236

Shares authorized	150,000
Par value	$0.001
Class R3: Net asset value per share	$13.42
Shares outstanding	270
Net assets	$3,619
Class R4: Net asset value per share	$13.46
Shares outstanding	235
Net assets	$3,161
Class R5: Net asset value per share	$13.47
Shares outstanding	108
Net assets	$1,456
The accompanying notes are an integral part of these financial statements.

7

The Hartford Target Retirement 2050 Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$6
Dividends from underlying affiliated funds	44
Total investment income	50

Expenses:
Investment management fees	8
Administrative services fees	9
Transfer agent fees	—
Distribution fees
Class R3	11
Class R4	5
Custodian fees	1
Accounting services fees	1
Registration and filing fees	39
Board of Directors' fees	1
Audit fees	5
Other expenses	5
Total expenses (before waivers)	85
Expense waivers	(72)
Total waivers	(72)
Total expenses, net	13
Net Investment Income	37
Net Realized Gain on Investments:
Net realized gain on investments in underlying affiliated funds	138
Net Realized Gain on Investments	138
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	707
Net Changes in Unrealized Appreciation of Investments	707
Net Gain on Investments	845
Net Increase in Net Assets Resulting from Operations	$882

The accompanying notes are an integral part of these financial statements.

8

The Hartford Target Retirement 2050 Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$37	$43
Net realized gain on investments	138	1
Net unrealized appreciation of investments	707	479
Net Increase In Net Assets Resulting From Operations	882	523
Distributions to Shareholders:
From net investment income
Class R3	(7)	(11)
Class R4	(12)	(11)
Class R5	(10)	(11)
Total distributions	(29)	(33)
Capital Share Transactions:
Class R3	1,977	124
Class R4	1,597	100
Class R5	72	23
Net increase from capital share transactions	3,646	247
Net Increase In Net Assets	4,499	737
Net Assets:
Beginning of period	3,737	3,000
End of period	$8,236	$3,737
Accumulated undistributed (distribution in excess of) net investment income (loss)	$18	$10

The accompanying notes are an integral part of these financial statements.

9

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Target Retirement 2050 Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

The Fund, as a “Fund of Funds”, invests the majority of its assets in Class Y shares of other Hartford mutual funds (“Underlying Funds”) as well as certain exchange-traded funds (“ETFs”). The Fund seeks its investment goals through implementation of a strategic asset allocation recommendation provided by Hartford Investment Management Company (“Hartford Investment Management”), a wholly-owned subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), and subadviser to the Fund.

2.	Significant Accounting Policies:

The accounting policies of the Underlying Funds are outlined in the shareholder reports for such funds, available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The reports may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Underlying Funds are not covered by this report.

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date. Income and capital gain distributions from Underlying Funds are recorded on the ex-dividend date.

b)
Security Valuation – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the close of the New York Stock Exchange (the “Exchange”) (generally 4 p.m., Eastern time, referred to as the “Valuation Time”) on the valuation date.

The Fund generally uses market prices in valuing the remaining portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc.

10

or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)
Indexed Securities – The Fund may invest in indexed securities whose values are linked to changes in interest rates, indices, or other underlying instruments. The Fund may use these securities to increase or decrease its exposure to different underlying instruments and to gain exposure to markets that might be difficult to invest in using conventional securities. Indexed securities may be more volatile than their underlying instruments, but any loss is limited to the amount of the original investment and there may be a limit to the potential appreciation of the investment. The Fund, as shown in the Schedule of Investments under Exchange Traded Funds, had investments in indexed securities as of October 31, 2010.

d)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the

11

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Long-term capital gains distributions received from Underlying Funds are distributed at least annually, when required. Unless shareholders specify otherwise, all dividends and distributions will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments and short-term capital gain adjustments. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

f)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments and short-term capital gain adjustments. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$29	$33

12

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$27
Undistributed Long-Term Capital Gain	129
Unrealized Appreciation *	1,186
Total Accumulated Earnings	$1,342

*	The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments and short-term capital gain adjustments.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund had no reclassifications.

e)	Capital Loss Carryforward – The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2010.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford, serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

13

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.15%
On next $4.5 billion	0.10%
On next $5 billion	0.08%
Over $10 billion	0.07%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.012%
Over $5 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class R3	Class R4	Class R5
1.25%	0.95%	0.90%

Voluntary limitations for total operating expenses include expenses incurred as the result of investing in other investment companies. Amounts incurred which exceed the above limits are deducted from expenses and are reported as waivers on the accompanying Statement of Operations, as applicable.

d)
Distribution and Service Plan for Class R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act, as amended, to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class R3 shares provides for a distribution fee of 0.50%. The Rule 12b-1 plan applicable to Class R4 shares provides for a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

e)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

14

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R3	94
Class R4	94
Class R5	102

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$4,669
Sales Proceeds Excluding U.S. Government Obligations	1,044

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class R3
Shares	178	1	(20)	—	159	10	1	—	—	11
Amount	$2,218	$7	$(248)	$—	$1,977	$118	$11	$(5)	$—	$124
Class R4
Shares	154	1	(29)	—	126	8	1	—	—	9
Amount	$1,959	$12	$(374)	$—	$1,597	$89	$11	$—	$—	$100
Class R5
Shares	6	1	(2)	—	5	3	1	(1)	—	3
Amount	$78	$10	$(16)	$—	$72	$25	$11	$(13)	$—	$23
Total
Shares	338	3	(51)	—	290	21	3	(1)	—	23
Amount	$4,255	$29	$(638)	$—	$3,646	$232	$33	$(18)	$—	$247

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

15

The Hartford Target Retirement 2050 Fund
Notes to Financial Statements – (continued) October 31, 2010
(000’s Omitted)

9.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

16

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17

The Hartford Target Retirement 2050 Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
R3	$11.58	$0.06	$–	$1.84	$1.90	$(0.06)	$–	$–	$(0.06)	$1.84	$13.42
R4	11.61	0.09	–	1.85	1.94	(0.09)	–	–	(0.09)	1.85	13.46
R5	11.61	0.10	–	1.85	1.95	(0.09)	–	–	(0.09)	1.86	13.47

From (commencement of operations) October 31, 2008 through October 31, 2009
R3	10.00	0.12	–	1.57	1.69	(0.11)	–	–	(0.11)	1.58	11.58
R4	10.00	0.15	–	1.57	1.72	(0.11)	–	–	(0.11)	1.61	11.61
R5	10.00	0.16	–	1.56	1.72	(0.11)	–	–	(0.11)	1.61	11.61

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(C)	Expense ratios do not include expenses of the Underlying Funds.
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

18

- Ratios and Supplemental Data -

		Ratio of Expenses to Average Net	Ratio of Expenses to Average Net	Ratio of Expenses to Average Net
		Assets Before Waivers and	Assets After Waivers and	Assets After Waivers and	Ratio of Net Investment	Portfolio
	Net Assets at End of	Reimbursements and Including	Reimbursements and Including	Reimbursements and Excluding	Income to Average Net	Turnover
Total Return(B)	Period (000's)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Expenses not Subject to Cap(C)	Assets	Rate(D)

16.46%	$3,619	1.79%	0.42%	0.42%	0.44%	19%
16.78	3,161	1.49	0.12	0.12	0.84	–
16.90	1,456	1.20	0.07	0.07	0.82	–

17.18	1,285	2.42	0.39	0.39	1.23	8
17.54	1,262	2.13	0.09	0.09	1.53	–
17.55	1,190	1.83	0.04	0.04	1.56	–

19

Report of Independent Registered Public Accounting Firm
The Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Target Retirement 2050 Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Target Retirement 2050 Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

20

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

21

The Hartford Target Retirement 2050 Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr..(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

22

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

23

The Hartford Target Retirement 2050 Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class R3	0.061	N/A	N/A	0.061
Class R4	0.090	N/A	N/A	0.090
Class R5	0.094	N/A	N/A	0.094

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

24

The Hartford Target Retirement 2050 Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	In the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class R3	$1,000.00	$1,019.74	$2.19	$1,000.00	$1,023.04	$2.19	0.43%	184	365
Class R4	$1,000.00	$1,021.24	$0.66	$1,000.00	$1,024.55	$0.66	0.13	184	365
Class R5	$1,000.00	$1,021.99	$0.46	$1,000.00	$1,024.75	$0.46	0.09	184	365

25

The Hartford Target Retirement 2050 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Target Retirement 2050 Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

26

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

27

The Hartford Target Retirement 2050 Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

28

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

29

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Total Return Bond Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Total Return Bond Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Total Return Bond Fund inception 07/22/1996
(subadvised by Hartford Investment Management Company)

Investment objective – Seeks a competitive total return, with income as a secondary objective.

Performance Overview(1) 10/31/00 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Barclays Capital U.S. Aggregate Bond Index is an unmanaged index and is composed of securities from the Barclays Capital Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	10
	Year	Year	Year
Total Return Bond A#	8.57%	4.78%	5.62%
Total Return Bond A##	3.68%	3.82%	5.13%
Total Return Bond B#	7.72%	4.01%	NA*
Total Return Bond B##	2.72%	3.66%	NA*
Total Return Bond C#	7.68%	3.99%	4.88%
Total Return Bond C##	6.68%	3.99%	4.88%
Total Return Bond I#	8.73%	5.04%	5.75%
Total Return Bond R3#	8.36%	4.73%	5.84%
Total Return Bond R4#	8.57%	4.91%	5.93%
Total Return Bond R5#	8.87%	5.13%	6.04%
Total Return Bond Y#	9.00%	5.21%	6.08%
Barclays Capital U.S. Aggregate Bond Index	8.01%	6.45%	6.38%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	10 year returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.

(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.

(3)
Total returns presented above were calculated using the Fund's net asset  value available to shareholders for sale or redemption of Fund shares on  October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.

(5)
Class I shares commenced operations on 8/31/06. Performance prior to  8/31/06 reflects Class A performance. Classes R3, R4 and R5 shares  commenced operations on 12/22/06. Performance prior to 12/22/06 reflects  Class Y performance.

Portfolio Managers
Nasri Toutoungi	Joseph Portera	Christopher J. Zeppieri, CFA
Managing Director	Executive Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Total Return Bond Fund returned 8.57%, before sales charge, for the twelve-month period ended October 31, 2010, versus the Fund’s benchmark, the Barclays Capital U.S. Aggregate Bond Index, which returned 8.01%, and the 9.61% average return of the Lipper Intermediate Investment Grade Funds category, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The Fund’s excess return versus the benchmark came from several fronts. Our decision to maintain a neutral to long duration bias within the Fund was a slight positive as Treasury yields continued to decline. 10 year Treasury yields were 3.38% at the start of the reporting period and ended at 2.60%. Despite the upbeat economic assessment by Wall Street pundits and policy makers at the end of 2009, 2010 disappointed as growth slowed in the second half of the year leading to a rally in rates.

2

Despite a slowdown in U.S. growth, investment grade and high yield credit performed better than the overall economic activity might have suggested. U.S. companies, having cut spending during the recession continued to generate positive cash flow, adding to a record amount of cash on corporate balance sheets. Investors rewarded corporate America’s more prudent behavior, accepting less yield pickup versus comparable U.S. Treasuries. The Fund remained overweight (i.e. the Fund’s sector position was greater than the benchmark position) in investment grade bonds and high yield bonds throughout the period. A hedge on a portion of our corporate exposure in both sectors detracted slightly from performance.

The best performing sector in the asset class during the reporting period was commercial mortgage backed securities (CMBS) which returned over 20%, as measured by the Barclays Capital Investment Grade CMBS Index. Despite the challenged commercial real estate environment, investors came to the realization that prices had moved too far in relation to underlying supply and demand for the commercial real estate market. Our internal research supported this view, and we remained overweight in the sector within the Fund, focusing on the top of the capital structure for investments.

The second largest sector, mortgage backed securities (MBS), mirrored treasuries, underperforming over the first six months of the period, but rebounding strongly towards the end. We entered the period underweight to the benchmark overall and in particular underweight (i.e. the Fund’s sector position was less than the benchmark position) in agency pass throughs versus Ginnie Mae’s (GNMA’s). We believed the end of the U.S. Federal Reserve Bank’s (Fed) buying program (quantitative easing part 1) would lead to wider spreads versus U.S. Treasuries. Towards the end of the reporting period we added to the MBS allocation to bring the Fund closer to market weight, but remained overweight in GNMA issuance. We were early on this move, but overall it had a neutral impact on performance.

What is the outlook?

We start the next twelve month period with the Fed agreeing to buy almost all new issuance from the Fed for the next six months, instituting quantitative easing part 2 (QE2). This should be a powerful wind at our backs, and it should continue to support fixed income assets. Hopefully, longer- term it will also lead to stronger growth and reduce the prospects of a prolonged deflationary environment, which is the Fed’s stated goal in implementing QE2.

We do however remain skeptical that QE2 will lead us to sustainable economic expansion and so for now, we will likely remain long duration. We continue to focus on several catalysts for clues as to the direction of the U.S. and global economy and the prospects for financial assets. Small business confidence, employment and the consumer dominate our strategic view as the “normal” route out of economic malaise and towards sustainable growth. We believe increases in consumer and small business confidence and spending will determine the course of rates and our relative positioning once the Fed completes this second round of purchases.

Distribution by Credit Quality
as of October 31, 2010
Percentage of
Credit Rating *	Net Assets
Aaa / AAA	5.5
Aa / AA	2.9
A	10.2
Baa / BBB	16.4
Ba / BB	3.7
B	4.1
Caa / CCC or Lower	2.0
Unrated	0.2
U.S. Government Securities	54.9
Cash	1.2
Other Assets & Liabilities	(1.1)
Total	100.0%

*
Does not apply to the fund itself. Based upon Moody’s and S&P long-term credit ratings for the fund’s holdings as of date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings. “Cash” includes cash-like instruments and other short-term instruments.

Diversification by Security Type
as of October 31, 2010
Percentage of
Category	Net Assets
Asset & Commercial Mortgage Backed Securities	9.5%
Call Options Purchased	0.1
Common Stocks	0.0
Corporate Bonds: Investment Grade	25.8
Corporate Bonds: Non-Investment Grade	9.0
Municipal Bonds	0.6
Preferred Stocks	0.0
Put Options Purchased	0.0
Senior Floating Rate Interests: Non-Investment Grade	0.1
U.S. Government Agencies	34.3
U.S. Government Securities	17.0
Short-Term Investments	4.7
Other Assets and Liabilities	(1.1)
Total	100.0%

3

Diversification by Industry
as of October 31, 2010
Percentage of
Industry	Net Assets
Fixed Income Securities
Accommodation and Food Services	0.4%
Administrative Waste Management and Remediation	0.1
Agriculture, Forestry, Fishing and Hunting	0.1
Arts, Entertainment and Recreation	1.6
Beverage and Tobacco Product Manufacturing	0.5
Chemical Manufacturing	1.1
Computer and Electronic Product Manufacturing	0.2
Construction	0.3
Electrical Equipment, Appliance Manufacturing	0.3
Finance and Insurance	20.7
Food Manufacturing	1.2
Food Services	0.1
Foreign Governments	0.5
General Obligations	0.1
Health Care and Social Assistance	0.8
Information	4.4
Machinery Manufacturing	0.2
Management of Companies and Enterprises	0.1
Mining	2.5
Miscellaneous Manufacturing	0.8
Paper Manufacturing	0.1
Petroleum and Coal Products Manufacturing	3.2
Pipeline Transportation	0.4
Plastics and Rubber Products Manufacturing	0.0
Primary Metal Manufacturing	0.9
Professional, Scientific and Technical Services	0.4
Rail Transportation	0.2
Real Estate and Rental and Leasing	0.4
Retail Trade	0.9
Transportation	0.1
U.S. Government Agencies	34.3
U.S. Government Securities	17.0
Utilities	1.9
Utilities - Electric	0.2
Utilities - Water and Sewer	0.2
Water Transportation	0.1
Wholesale Trade	0.0
Other Securities
Automobiles & Components	0.0
Banks	0.0
Foreign Currency Option Contract	0.0
Future Option Contract	0.1
Short-Term Investments	4.7
Other Assets and Liabilities	(1.1)
Total	100.0%

4

The Hartford Total Return Bond Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 9.5%
	Finance and Insurance - 9.5%
	Ally Automotive Receivables Trust
$950	3.00%, 10/15/2015 ■	$994
1,960	3.29%, 03/15/2015 ■	2,035
	Banc of America Commercial Mortgage, Inc.
950	5.48%, 01/15/2049	912
	Banc of America Large Loan
2,535	5.33%, 12/16/2043 ■	2,344
	Bank of America Automotive Trust
3,400	3.03%, 10/15/2016 ■	3,538
	Bear Stearns Commercial Mortgage Securities, Inc.
7,117	4.07%, 07/11/2042 ⌂►	114
7,678	4.12%, 11/11/2041 ⌂►	85
4,865	5.81%, 06/12/2043	5,321
	CBA Commercial Small Balance Commercial Mortgage
6,206	4.58%, 07/25/2035 ■†Δ	350
13,413	5.45%, 06/25/2038 ■†Δ	1,172
	Chase Issuance Trust
2,660	5.12%, 10/15/2014	2,891
	Citibank Credit Card Issuance Trust
2,420	5.70%, 05/15/2013	2,468
	Citigroup Commercial Mortgage Trust
5,725	5.70%, 12/10/2049 Δ	5,840
2,600	5.73%, 03/15/2049 Δ	2,610
2,995	6.09%, 12/10/2049 Δ	3,248
	Citigroup/Deutsche Bank Commercial Mortgage Trust
4,175	5.32%, 12/11/2049	4,355
3,780	5.35%, 01/15/2046 Δ	4,088
1,800	5.62%, 10/15/2048	1,948
4,010	5.89%, 11/15/2044	4,332
	CNH Equipment Trust
2,631	2.90%, 11/17/2014 ○	2,540
	Commercial Mortgage Pass-Through Certificates
3,840	4.72%, 03/10/2039	4,070
1,095	5.24%, 10/01/2020 ■☼	1,108
11,863	5.30%, 09/01/2020 ■►☼	1,350
650	5.78%, 10/01/2020 ■☼	669
4,015	5.81%, 12/10/2049 Δ	4,346
12,801	8.25%, 10/01/2020 ■►☼	558
	Countrywide Home Loans, Inc.
7,168	6.00%, 10/25/2037 ⌂	6,827
	Credit Suisse Mortgage Capital Certificates
5,347	5.31%, 12/15/2039	5,629
2,605	5.34%, 12/15/2039	2,405
	Credit-Based Asset Servicing and Securitization
641	0.53%, 05/25/2036 ■Δ	423
	Crest Clarendon Street
2,457	0.77%, 12/28/2017 ■Δ	2,335
	CW Capital Cobalt Ltd.
2,165	5.48%, 04/15/2047	2,267
	Daimler Chrysler Automotive Trust
544	4.71%, 09/10/2012 Δ	551
	Ford Credit Automotive Owner Trust
710	5.53%, 05/15/2016 ■	758
	Ford Credit Floorplan Master Owner Trust
2,600	1.50%, 09/15/2015	2,608
	GE Business Loan Trust
1,612	1.26%, 05/15/2034 ■Δ	508
	GE Capital Credit Card Master Note Trust
7,025	2.21%, 06/15/2016	7,217
5,255	3.69%, 07/15/2015	5,485
	Goldman Sachs Mortgage Securities Corp. II
3,535	5.56%, 11/10/2039	3,819
19,056	6.00%, 08/10/2020 ■►	1,788
	Greenwich Capital Commercial Funding Corp.
5,385	5.44%, 03/10/2039 Δ	5,756
	JP Morgan Automotive Receivable Trust
385	12.85%, 03/15/2012 ⌂†	23
	JP Morgan Chase Commercial Mortgage Securities Corp.
2,036	4.72%, 01/15/2038	2,162
65,708	4.82%, 08/12/2037 ►	102
1,570	5.32%, 12/15/2044 Δ	1,463
4,115	5.34%, 05/15/2047	4,330
1,740	5.40%, 05/15/2045	1,901
73,458	5.42%, 05/12/2045 ►	929
4,054	5.42%, 01/15/2049	4,244
4,900	5.43%, 12/12/2043	5,267
1,745	5.46%, 01/15/2049 Δ	1,629
2,565	5.46%, 12/12/2043	2,451
1,385	5.72%, 11/15/2043 ■Δ	1,379
1,810	5.93%, 02/12/2051 Δ	1,730
5,890	6.00%, 09/15/2020 ■►	646
6,325	10.00%, 10/15/2020 ■►	260
	LB-UBS Commercial Mortgage Trust
17,450	5.26%, 09/15/2039 ⌂►	330
3,145	5.42%, 02/15/2040 Δ	3,369
2,685	5.43%, 02/15/2040	2,830
	Lehman Brothers Small Balance Commercial
593	5.52%, 09/25/2030 ■	448
437	5.62%, 09/25/2036 ■	400
	Merrill Lynch Mortgage Trust
1,215	5.11%, 07/12/2038 Δ	1,232
5,006	5.83%, 06/12/2050 Δ	4,938
	Merrill Lynch/Countrywide Commercial Mortgage Trust
3,095	5.20%, 12/12/2049	2,735
17,216	5.27%, 07/12/2046 ⌂►	395
3,830	5.38%, 08/12/2048	3,915
2,745	5.48%, 03/12/2051 Δ	2,823
	Morgan Stanley Capital I
1,580	5.33%, 12/15/2043	1,723
	Morgan Stanley Dean Witter Capital I
2,620	8.05%, 08/25/2032 ⌂►†	–
	Morgan Stanley Reremic Trust
2,775	5.81%, 08/12/2045 ■Δ	2,714
	National Credit Union Administration
3,760	1.84%, 10/07/2020 Δ	3,760
	Nationstar Home Equity Loan Trust
48	0.00%, 03/25/2037 ⌂●	–
	Popular ABS Mortgage Pass-Through Trust
533	4.75%, 12/25/2034	541
The accompanying notes are an integral part of these financial statements.

5

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 9.5% - (continued)
	Finance and Insurance - 9.5% - (continued)
$437	5.42%, 04/25/2035	$282
	RBSCF Trust
2,970	5.51%, 04/16/2047 ■Δ	2,882
	Renaissance Home Equity Loan Trust
611	5.36%, 05/25/2035	282
3,018	5.58%, 11/25/2036 Δ	2,455
	Residential Funding Mortgage Securities, Inc.
4,544	6.00%, 07/25/2037 ⌂	4,077
	Sovereign Commercial Mortgage Securities
5,283	5.79%, 07/22/2030 ■Δ	5,495
	Wachovia Bank Commercial Mortgage Trust
2,090	5.34%, 11/15/2048	2,021
1,370	5.51%, 04/15/2047	1,417
	Wamu Commercial Mortgage Securities Trust
4,760	6.13%, 03/23/2045 ■ΔΨ	2,354
	Wells Fargo Alternative Loan Trust
3,147	6.25%, 11/25/2037 ⌂	2,731
		196,327

	Total asset & commercial mortgage backed securities
	(cost $185,683)	$196,327

CORPORATE BONDS: INVESTMENT GRADE - 25.8%
	Administrative Waste Management and Remediation - 0.1%
	Brambles USA, Inc.
$2,370	3.95%, 04/01/2015 ■	$2,467

	Arts, Entertainment and Recreation - 1.0%
	DirecTV Holdings LLC
3,590	7.63%, 05/15/2016	4,021
	Grupo Televisa S.A.
4,064	6.63%, 01/15/2040	4,491
	NBC Universal, Inc.
1,580	3.65%, 04/30/2015 ■	1,674
2,460	4.38%, 04/01/2021 ■	2,513
2,075	5.15%, 04/30/2020 ■	2,252
2,345	5.95%, 04/01/2041 ■	2,395
	Time Warner Entertainment Co., L.P.
3,190	8.38%, 07/15/2033	4,030
		21,376
	Beverage and Tobacco Product Manufacturing - 0.5%
	Altria Group, Inc.
2,771	10.20%, 02/06/2039 ‡	4,074
	Anheuser-Busch Cos., Inc.
280	8.20%, 01/15/2039 ■	395
	Anheuser-Busch InBev N.V.
4,125	7.75%, 01/15/2019 ■	5,334
		9,803
	Chemical Manufacturing - 0.9%
	Dow Chemical Co.
5,675	8.55%, 05/15/2019	7,289
	Incitec Pivot Finance LLC
6,965	6.00%, 12/10/2019 ■	7,383
	Yara International ASA
2,775	7.88%, 06/11/2019 ■	3,456
		18,128
	Computer and Electronic Product Manufacturing - 0.1%
	Seagate Technology International
1,490	10.00%, 05/01/2014 ■	1,818

	Construction - 0.2%
	CRH America, Inc.
2,800	5.30%, 10/15/2013	3,014

	Electrical Equipment, Appliance Manufacturing - 0.3%
	Corning, Inc.
1,445	5.75%, 08/15/2040	1,461
	General Electric Co.
4,620	5.00%, 02/01/2013	5,014
		6,475
	Finance and Insurance - 9.3%
	American Express Centurion Bank
4,000	5.95%, 06/12/2017 ‡	4,536
	American Express Co.
2,547	5.50%, 04/16/2013 ‡	2,778
3,463	5.55%, 10/17/2012 ‡	3,725
	Army Hawaii Family Housing Trust Certificates
915	5.52%, 06/15/2050 ■	817
	BAE Systems Holdings, Inc.
4,894	5.20%, 08/15/2015 ■	5,419
	Bank of America Corp.
4,885	5.63%, 07/01/2020	5,065
2,630	7.38%, 05/15/2014	2,981
	Barclays Bank plc
4,490	5.00%, 09/22/2016	4,991
	CDP Financial, Inc.
4,620	3.00%, 11/25/2014 ■	4,836
3,760	4.40%, 11/25/2019 ■	4,007
	Citigroup, Inc.
3,885	2.13%, 04/30/2012	3,986
2,615	5.38%, 08/09/2020	2,752
3,508	6.38%, 08/12/2014	3,937
1,588	8.13%, 07/15/2039	1,998
1,963	8.50%, 05/22/2019	2,465
	Comerica, Inc.
1,048	3.00%, 09/16/2015	1,069
	Corpoacion Andina De Fomento
3,810	3.75%, 01/15/2016	3,871
215	8.13%, 06/04/2019	267
	First Union Capital I
1,595	7.94%, 01/15/2027	1,625
	General Electric Capital Corp.
3,740	5.63%, 05/01/2018	4,179
	Goldman Sachs Group, Inc.
4,629	3.70%, 08/01/2015	4,793
	Guardian Life Insurance Co.
2,643	7.38%, 09/30/2039 ■	3,079
	Jefferies Group, Inc.
3,183	8.50%, 07/15/2019	3,758

The accompanying notes are an integral part of these financial statements.

6

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 25.8% - (continued)
	Finance and Insurance - 9.3% - (continued)
	JP Morgan Chase & Co.
$2,680	4.25%, 10/15/2020	$2,700
4,365	4.40%, 07/22/2020	4,442
2,089	5.50%, 10/15/2040	2,104
2,745	6.00%, 01/15/2018	3,133
	JP Morgan Chase Capital II
1,485	0.97%, 02/01/2027 Δ	1,182
	JP Morgan Chase Capital XXV
1,520	6.80%, 10/01/2037	1,511
	Lloyds Banking Group plc
6,730	4.38%, 01/12/2015 ■	7,056
	Massachusetts Mutual Life Insurance Co.
1,652	8.88%, 06/01/2039 ■	2,185
	Mellon Capital IV
1,630	6.24%, 06/20/2012 ♠Δ	1,500
	Merrill Lynch & Co., Inc.
8,885	6.05%, 05/16/2016	9,398
	Metlife, Inc.
220	5.38%, 12/15/2012	238
	Metropolitan Life Global Funding I
4,290	0.54%, 03/15/2012 ■Δ	4,294
1,400	5.13%, 06/10/2014 ■	1,561
	Morgan Stanley
1,795	5.95%, 12/28/2017	1,943
8,610	6.25%, 08/28/2017	9,498
	Myriad International Holdings B.V.
1,800	6.38%, 07/28/2017 ■	1,893
	Nationwide Mutual Insurance Co.
2,650	9.38%, 08/15/2039 ■	3,108
	New York Life Global Funding
5,325	3.00%, 05/04/2015 ■	5,637
	New York Life Insurance Co.
2,496	6.75%, 11/15/2039 ■	2,965
	Northgroup Preferred Capital Corp.
2,685	6.38%, 10/15/2017 ■♠Δ	2,548
	Ohio National Financial Services, Inc.
2,899	6.38%, 04/30/2020 ■	3,127
	PNC Preferred Funding Trust II
5,200	6.11%, 03/15/2012 ■♠Δ	3,758
	Rabobank Netherlands
1,609	11.00%, 06/30/2019 ■♠	2,148
	Royal Bank of Scotland plc
5,485	3.95%, 09/21/2015	5,651
	Santander U.S. Debt S.A.
4,500	3.72%, 01/20/2015 ■	4,574
	Teachers Insurance & Annuity Association
2,658	6.85%, 12/16/2039 ■	3,124
	Temasek Financial I Ltd.
3,920	4.30%, 10/25/2019 ■	4,240
	UBS AG Stamford CT
3,319	2.25%, 08/12/2013	3,391
2,205	4.88%, 08/04/2020	2,364
	VTB Capital S.A.
1,900	6.55%, 10/13/2020 ■	1,920
	Wells Fargo & Co.
1,358	3.63%, 04/15/2015	1,431
	Wells Fargo Bank NA
3,190	0.59%, 05/16/2016 Δ	2,942
5,375	4.75%, 02/09/2015	5,841
	ZFS Finance USA Trust I
939	6.50%, 05/09/2037 ■Δ	898
		191,239
	Food Manufacturing - 1.1%
	Kraft Foods, Inc.
7,785	4.13%, 02/09/2016	8,475
6,050	5.38%, 02/10/2020	6,778
2,004	6.13%, 02/01/2018	2,361
	Wrigley Jr., William Co.
4,155	3.70%, 06/30/2014 ■	4,342
		21,956
	Foreign Governments - 0.3%
	Banco Nacional De Desenvolvimento
2,100	5.50%, 07/12/2020 ■	2,268
	Brazil (Republic of)
900	4.88%, 01/22/2021	998
1,070	8.00%, 01/15/2018	1,293
	South Africa (Republic of)
1,675	5.88%, 05/30/2022	1,943
		6,502
	Health Care and Social Assistance - 0.4%
	CVS Caremark Corp.
874	6.30%, 06/01/2037 Δ	810
	CVS Corp.
3,852	8.35%, 07/10/2031 ■	4,785
	Wyeth
2,900	5.95%, 04/01/2037	3,320
		8,915
	Information - 2.6%
	America Movil S.A. de C.V.
2,400	5.00%, 03/30/2020	2,623
4,600	6.13%, 03/30/2040	5,083
	AT&T, Inc.
5,887	5.35%, 09/01/2040 ■	5,777
	Cellco Partnership - Verizon Wireless Capital
3,108	8.50%, 11/15/2018	4,255
	France Telecom S.A.
1,865	2.13%, 09/16/2015	1,890
	Oracle Corp.
3,535	5.38%, 07/15/2040 ■	3,694
	Qwest Corp.
2,060	7.20%, 11/10/2026	2,075
1,325	7.25%, 10/15/2035	1,342
	Rogers Cable, Inc.
855	8.75%, 05/01/2032	1,106
	TCI Communications, Inc.
685	8.75%, 08/01/2015	872
	Telecom Italia Capital
2,054	7.18%, 06/18/2019	2,477
1,035	7.72%, 06/04/2038	1,189
	Telefonica Emisiones SAU
2,255	4.95%, 01/15/2015	2,490
1,610	5.13%, 04/27/2020	1,764
	Telemar Norte Leste S.A.
2,025	5.50%, 10/23/2020 ■	2,038
	Time Warner Cable, Inc.
4,064	3.50%, 02/01/2015	4,294
2,406	8.25%, 04/01/2019	3,131

The accompanying notes are an integral part of these financial statements.

7

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 25.8% - (continued)
	Information - 2.6% - (continued)
	Verizon Virginia, Inc.
$6,870	4.63%, 03/15/2013	$7,367
		53,467
	Management of Companies and Enterprises - 0.1%
	Votorantim Participacoes
2,700	6.75%, 04/05/2021 ■	2,973

	Mining - 2.3%
	Anglo American Capital plc
2,600	2.15%, 09/27/2013 ■	2,644
6,024	9.38%, 04/08/2014 - 04/08/2019 ■	7,494
	Anglogold Holdings plc
4,015	5.38%, 04/15/2020 ‡	4,288
945	6.50%, 04/15/2040	960
	Barrick Gold Corp.
3,065	6.95%, 04/01/2019	3,906
	Cliff's Natural Resources, Inc.
1,595	4.80%, 10/01/2020	1,625
2,690	5.90%, 03/15/2020	2,956
	Rio Tinto Finance USA Ltd.
2,675	3.50%, 11/02/2020	2,672
6,775	5.88%, 07/15/2013	7,664
1,935	9.00%, 05/01/2019	2,724
	Southern Copper Corp.
2,050	5.38%, 04/16/2020	2,175
1,825	6.75%, 04/16/2040	1,961
	Teck Resources Ltd.
3,270	10.75%, 05/15/2019	4,177
	Vale Overseas Ltd.
2,310	6.88%, 11/10/2039	2,650
		47,896
	Miscellaneous Manufacturing - 0.6%
	Meccanica Holdings USA, Inc.
4,398	6.25%, 07/15/2019 - 01/15/2040 ■	4,459
	Tyco Electronics Group S.A.
2,822	6.55%, 10/01/2017	3,295
	Tyco International Ltd.
3,336	8.50%, 01/15/2019	4,408
		12,162
	Petroleum and Coal Products Manufacturing - 2.6%
	Canadian Natural Resources Ltd.
391	6.25%, 03/15/2038	448
2,625	6.50%, 02/15/2037	3,078
	Consumers Energy Co.
1,460	5.15%, 02/15/2017	1,646
2,240	6.70%, 09/15/2019	2,785
	Gazprom International S.A.
1,585	7.20%, 02/01/2020 §	1,704
	Motiva Enterprises LLC
1,620	5.75%, 01/15/2020 ■	1,869
3,129	6.85%, 01/15/2040 ■	3,688
	Nabors Industries, Inc.
1,915	5.00%, 09/15/2020 ■	1,954
2,712	9.25%, 01/15/2019	3,488
	Pemex Project Funding Master Trust
2,575	6.63%, 06/15/2035	2,856
	Petrobras International Finance Co.
2,200	5.75%, 01/20/2020	2,461
2,175	6.88%, 01/20/2040	2,517
	Rowan Cos., Inc.
2,351	7.88%, 08/01/2019	2,814
	Sempra Energy
2,096	6.50%, 06/01/2016	2,529
3,413	9.80%, 02/15/2019	4,749
	Statoil ASA
3,570	5.10%, 08/17/2040	3,706
	TNK-BP Finance S.A.
1,100	6.63%, 03/20/2017 §	1,170
	Transocean, Inc.
4,790	1.50%, 12/15/2037۞	4,628
	Valero Energy Corp.
4,106	9.38%, 03/15/2019	5,262
		53,352
	Pipeline Transportation - 0.2%
	TransCanada Pipelines Ltd.
2,710	3.80%, 10/01/2020	2,793
1,769	7.25%, 08/15/2038	2,244
		5,037
	Primary Metal Manufacturing - 0.9%
	Alcoa, Inc.
6,191	5.95%, 02/01/2037 ‡	5,861
3,490	6.15%, 08/15/2020	3,684
	ArcelorMittal
2,615	7.00%, 10/15/2039	2,632
2,380	9.00%, 02/15/2015 ‡	2,906
1,660	9.85%, 06/01/2019	2,141
	Gerdau S.A.
2,045	5.75%, 01/30/2021 ■	2,119
		19,343
	Rail Transportation - 0.2%
	Norfolk Southern Corp.
4,225	5.75%, 04/01/2018	4,892

	Real Estate and Rental and Leasing - 0.3%
	COX Communications, Inc.
1,718	6.25%, 06/01/2018 ■	1,984
2,105	8.38%, 03/01/2039 ■	2,768
	US Bank Realty Corp.
1,800	6.09%, 01/15/2012 ■♠Δ	1,368
		6,120
	Retail Trade - 0.3%
	Ahold Lease USA, Inc.
4,693	8.62%, 01/02/2025 ‡	5,379

	Utilities - 1.4%
	Colbun S.A.
1,100	6.00%, 01/21/2020 ■	1,190
	Commonwealth Edison Co.
3,516	5.80%, 03/15/2018	4,096
	Duke Energy Corp.
1,280	5.25%, 01/15/2018	1,473
3,002	7.00%, 11/15/2018	3,801
	Georgia Power Co.
2,745	5.40%, 06/01/2040	2,829
	Northeast Utilities
1,450	5.65%, 06/01/2013	1,592

The accompanying notes are an integral part of these financial statements.

8

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: INVESTMENT GRADE - 25.8% - (continued)
	Utilities - 1.4% - (continued)
	Northern States Power Co.
$1,170	6.25%, 06/01/2036	$1,380
	Pacific Gas & Electric Co.
1,655	5.63%, 11/30/2017	1,918
	Pacific Gas & Electric Energy Recovery Funding LLC
2,453	8.25%, 10/15/2018	3,301
	PSEG Power
1,287	5.00%, 04/01/2014	1,418
	Public Service Co. of Colorado
1,577	6.50%, 08/01/2038	1,917
	Virginia Electric & Power Co.
2,627	5.10%, 11/30/2012	2,854
		27,769
	Water Transportation - 0.1%
	SCF Capital Ltd.
1,800	5.38%, 10/27/2017 ■	1,767

	Total corporate bonds: investment grade
	(cost $482,026)	$531,850

CORPORATE BONDS: NON-INVESTMENT GRADE - 9.0%
	Accommodation and Food Services - 0.4%
	Harrah's Operating Co., Inc.
$1,325	11.25%, 06/01/2017	$1,464
	MGM Mirage, Inc.
2,330	11.13%, 11/15/2017	2,679
	MGM Resorts International
1,465	11.38%, 03/01/2018	1,520
	Wynn Las Vegas LLC
1,995	7.75%, 08/15/2020 ■	2,165
		7,828
	Agriculture, Forestry, Fishing and Hunting - 0.1%
	Sino-Forest Corp.
2,015	6.25%, 10/21/2017 ■	2,022

	Arts, Entertainment and Recreation - 0.6%
	AMC Entertainment, Inc.
1,965	8.75%, 06/01/2019 ‡	2,105
	Cenveo, Inc.
345	10.50%, 08/15/2016 ■	356
	Echostar DBS Corp.
1,886	6.63%, 10/01/2014	1,997
	Knight Ridder, Inc.
1,180	6.88%, 03/15/2029	667
	McClatchy Co.
1,055	11.50%, 02/15/2017	1,130
	TL Acquisitions, Inc.
1,780	13.25%, 07/15/2015 ■	1,882
	Virgin Media Finance plc
2,560	9.50%, 08/15/2016	2,909
	XM Satellite Radio, Inc.
1,550	13.00%, 08/01/2013 ■	1,848
		12,894
	Chemical Manufacturing - 0.2%
	Hexion U.S. Finance Corp.
478	9.00%, 11/15/2020 ■☼	497
	Lyondell Chemical Co.
3,668	11.00%, 05/01/2018	4,109
		4,606
	Computer and Electronic Product Manufacturing - 0.1%
	Jabil Circuit, Inc.
160	5.63%, 12/15/2020	160
245	8.25%, 03/15/2018	287
	Sorenson Communications
863	10.50%, 02/01/2015 ■	523
		970
	Construction - 0.1%
	Odebrecht Finance Ltd.
1,400	7.00%, 04/21/2020 §	1,536
	Urbi Desarrollos Urbanos
600	9.50%, 01/21/2020 §	699
		2,235
	Finance and Insurance - 1.9%
	Ally Financial, Inc.
1,825	7.50%, 09/15/2020 ■	1,971
2,358	8.00%, 03/15/2020 ■	2,605
	American General Finance Corp.
6,900	6.90%, 12/15/2017 ‡	5,744
	Bank of America Capital II
855	8.00%, 12/15/2026	862
	CIT Group, Inc.
5,460	7.00%, 05/01/2017	5,433
	Discover Financial Services, Inc.
2,600	10.25%, 07/15/2019	3,325
	Ford Motor Credit Co.
4,220	6.63%, 08/15/2017	4,720
	GMAC, Inc.
2,265	6.88%, 09/15/2011	2,339
	Host Marriott L.P.
2,915	6.75%, 06/01/2016	3,028
	Icahn Enterprises L.P.
800	7.75%, 01/15/2016	822
	Liberty Mutual Group, Inc.
1,755	10.75%, 06/15/2058 ■	2,176
	Provident Funding Associates
630	10.25%, 04/15/2017 ■	655
	SLM Corp.
4,410	8.00%, 03/25/2020	4,457
		38,137
	Food Manufacturing - 0.1%
	Smithfield Foods, Inc.
2,400	10.00%, 07/15/2014 ■	2,766

	Food Services - 0.1%
	Arcos Dorados S.A.
2,000	7.50%, 10/01/2019 ■	2,205

	Foreign Governments - 0.2%
	Colombia (Republic of)
1,450	7.38%, 03/18/2019	1,852
	El Salvador (Republic of)
960	7.65%, 06/15/2035 §	1,091
955	8.25%, 04/10/2032 §	1,133
		4,076

The accompanying notes are an integral part of these financial statements.

9

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 9.0% - (continued)
	Health Care and Social Assistance - 0.4%
	Biomet, Inc.
$1,175	10.38%, 10/15/2017	$1,310
	HCA, Inc.
4,475	9.25%, 11/15/2016	4,844
	Valeant Pharmaceuticals International
2,030	7.00%, 10/01/2020 ■	2,132
		8,286
	Information - 1.7%
	Charter Communications Holdings II LLC
2,550	13.50%, 11/30/2016	3,054
	Clearwire Corp.
2,050	12.00%, 12/01/2015 ■	2,270
	Cricket Communications, Inc.
1,596	7.75%, 05/15/2016	1,720
	CSC Holdings LLC
1,490	8.50%, 04/15/2014	1,661
	Frontier Communications
1,702	7.88%, 04/15/2015	1,906
	Frontier Communications Corp.
1,300	8.25%, 04/15/2017	1,482
	GXS Worldwide, Inc.
940	9.75%, 06/15/2015	971
	Intelsat Bermuda Ltd.
3,500	9.25%, 06/15/2016 ⌂	3,745
	Intelsat Corp.
1,600	9.25%, 06/15/2016	1,712
	Intelsat Intermediate Holdings Ltd.
1,030	9.50%, 02/01/2015	1,071
	Level 3 Financing, Inc.
2,200	10.00%, 02/01/2018	2,106
	MTS International Funding Ltd.
1,810	8.63%, 06/22/2020 ■	2,102
	Sprint Capital Corp.
4,775	8.75%, 03/15/2032	5,241
	Trilogy International Partners LLC
1,010	10.25%, 08/15/2016 ■	987
	Videotron Ltee
1,650	9.13%, 04/15/2018	1,858
	Wind Acquisition Finance S.A.
1,400	11.75%, 07/15/2017 ■	1,596
	Windstream Corp.
1,705	8.63%, 08/01/2016	1,812
		35,294
	Machinery Manufacturing - 0.2%
	Case New Holland, Inc.
1,490	7.75%, 09/01/2013	1,628
304	7.88%, 12/01/2017 ■	340
	Goodman Global, Inc.
960	13.50%, 02/15/2016	1,057
		3,025
	Mining - 0.2%
	Alrosa Finance S.A.
2,100	7.75%, 11/03/2020 ■	2,100
	Consol Energy, Inc.
1,219	8.00%, 04/01/2017 ■	1,335
	FMG Resources Pty Ltd.
373	7.00%, 11/01/2015 ■	382
		3,817
	Miscellaneous Manufacturing - 0.2%
	L-3 Communications Corp.
1,920	6.38%, 10/15/2015	1,977
	Reynolds Group Issuer, Inc.
1,405	7.13%, 04/15/2019 ■	1,465
		3,442
	Paper Manufacturing - 0.1%
	Domtar Corp.
540	10.75%, 06/01/2017	677
	Georgia-Pacific LLC
1,390	8.25%, 05/01/2016 ■	1,595
		2,272
	Petroleum and Coal Products Manufacturing - 0.6%
	Anadarko Petroleum Corp.
1,495	6.38%, 09/15/2017	1,661
	Chesapeake Energy Corp.
3,525	9.50%, 02/15/2015	4,089
	Drummond Co., Inc.
680	7.38%, 02/15/2016	700
	Exco Resources, Inc.
2,025	7.50%, 09/15/2018	1,995
	Kazmunaigaz Finance Sub B.V.
1,515	8.38%, 07/02/2013 §	1,664
	Opti Canada, Inc.
570	8.25%, 12/15/2014	432
	Petrohawk Energy Corp.
1,485	7.88%, 06/01/2015	1,574
	Regency Energy Partners L.P.
595	9.38%, 06/01/2016	667
		12,782
	Pipeline Transportation - 0.2%
	Dynegy Holdings, Inc.
1,725	7.75%, 06/01/2019	1,177
	El Paso Corp.
1,725	7.00%, 06/15/2017	1,880
	Energy Transfer Equity L.P.
753	7.50%, 10/15/2020	821
		3,878
	Plastics and Rubber Products Manufacturing - 0.0%
	Titan International, Inc.
839	7.88%, 10/01/2017 ■	873

	Professional, Scientific and Technical Services - 0.4%
	Affinion Group, Inc.
5,800	11.50%, 10/15/2015 ‡	6,148
1,770	11.63%, 11/15/2015 ■	1,821
		7,969
	Real Estate and Rental and Leasing - 0.1%
	Hertz Corp.
1,955	8.88%, 01/01/2014	2,009
	Rent-A-Center, Inc.
198	6.63%, 11/15/2020 ■	200
		2,209
	Retail Trade - 0.6%
	Dollar General Corp.
2,889	10.63%, 07/15/2015	3,193
	Federated Retail Holdings, Inc.
2,040	5.90%, 12/01/2016	2,208
The accompanying notes are an integral part of these financial statements.

10

Shares or Principal Amount		Market Value ╪
CORPORATE BONDS: NON-INVESTMENT GRADE - 9.0% - (continued)
	Retail Trade - 0.6% - (continued)
	Great Atlantic & Pacific Tea Co., Inc.
$615	11.38%, 08/01/2015 ■	$452
	Parkson Retail Group Ltd.
2,105	7.88%, 11/14/2011	2,183
	Sears Holdings Corp.
3,070	6.63%, 10/15/2018 ■	3,062
	Supervalu, Inc.
950	8.00%, 05/01/2016	966
		12,064
	Utilities - 0.5%
	AES Corp.
2,185	8.00%, 10/15/2017 ‡	2,404
	AES El Salvador Trust
800	6.75%, 02/01/2016 §	773
	Calpine Corp.
1,480	7.25%, 10/15/2017 ■	1,539
	CenterPoint Energy, Inc.
2,775	6.85%, 06/01/2015	3,241
	Edison Mission Energy
1,216	7.00%, 05/15/2017	897
	NRG Energy, Inc.
1,870	8.50%, 06/15/2019	2,001
		10,855
	Wholesale Trade - 0.0%
	Spectrum Brands, Inc.
760	9.50%, 06/15/2018 ■	844

	Total corporate bonds: non-investment grade
	(cost $173,273)	$185,349

MUNICIPAL BONDS - 0.6%
	General Obligations - 0.1%
	Oregon School Boards Association, Taxable Pension
$1,250	4.76%, 06/30/2028	$1,169

	Transportation - 0.1%
	Connecticut State Special Tax Obligation Rev
2,895	5.46%, 11/01/2030 ☼	2,901

	Utilities - Electric - 0.2%
	Georgia Municipal Elec Auth
4,510	6.64%, 04/01/2057	4,633

	Utilities - Water and Sewer - 0.2%
	San Francisco City & County Public Utilities Commission
3,515	6.00%, 11/01/2040	3,547

	Total municipal bonds
	(cost $12,199)	$12,250

SENIOR FLOATING RATE INTERESTS: NON-INVESTMENT GRADE♦ - 0.1%
	Finance and Insurance - 0.0%
	Nuveen Investments, Inc.
$405	12.50%, 07/31/2015 ±☼	$439

	Information - 0.1%
	WideOpenWest Finance LLC
1,792	6.51%, 06/29/2015 ±	1,595

	Total senior floating rate interests: non-investment grade
	(cost $2,202)	$2,034

U.S. GOVERNMENT AGENCIES - 34.3%
	Federal Home Loan Mortgage Corporation - 4.6%
$15,137	4.00%, 08/01/2025	$15,953
6,935	5.50%, 02/01/2037 - 05/01/2037	7,454
68,899	6.00%, 01/01/2023 - 06/01/2038	74,956
		98,363
	Federal National Mortgage Association - 9.8%
32,667	3.50%, 10/01/2025 - 12/15/2025 ☼	33,721
32,715	4.00%, 06/01/2025 - 10/01/2025	34,401
16,630	4.50%, 08/01/2024 - 08/01/2040	17,593
51,033	5.00%, 04/01/2018 - 08/01/2034	54,670
54,841	5.50%, 01/01/2017 - 05/01/2038	59,368
3,080	6.00%, 03/01/2013 - 03/01/2033	3,416
579	7.00%, 10/01/2037	652
148	7.50%, 12/01/2029 - 09/01/2031	171
		203,992
	Government National Mortgage Association - 17.5%
70,366	4.00%, 10/20/2040	73,284
195,139	4.50%, 02/20/2040 - 10/20/2040 ☼	207,699
62,924	5.00%, 06/15/2039 - 09/20/2040	67,830
5,565	5.50%, 05/15/2033 - 04/15/2038	6,054
1,576	6.50%, 09/15/2028 - 07/15/2032	1,789
		356,656
	Other Government Agencies - 2.4%
	Small Business Administration Participation Certificates:
5,500	3.80%, 07/01/2030	5,833
7,783	3.88%, 06/01/2030	8,291
9,025	4.11%, 05/01/2030	9,731
10,107	4.14%, 02/01/2030	10,852
6,892	4.19%, 03/01/2030	7,453
6,759	4.36%, 04/01/2030	7,370
		49,530

	Total U.S. government agencies
	(cost $684,531)	$708,541

U.S. GOVERNMENT SECURITIES - 17.0%
	U.S. Treasury Securities - 17.0%
	U.S. Treasury Bonds - 2.4%
$8,377	3.88%, 08/15/2040	$8,199
12,832	4.63%, 02/15/2040	14,239
21,447	5.38%, 02/15/2031	26,648
		49,086

The accompanying notes are an integral part of these financial statements.

11

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Shares or Principal Amount			Market Value ╪
U.S. GOVERNMENT SECURITIES - 17.0% - (continued)
	U.S. Treasury Securities - 17.0% - (continued)
	U.S. Treasury Notes - 11.8%
$56,850	0.38%, 09/30/2012		$56,890
49,803	1.00%, 10/31/2011		50,175
2,710	1.25%, 08/31/2015		2,726
41,490	1.25%, 07/15/2020 ◄		44,599
12,385	1.75%, 07/31/2015		12,754
50,308	2.13%, 05/31/2015		52,725
22,310	2.63%, 08/15/2020		22,331
789	3.50%, 05/15/2020		851
			243,051
	U.S. Treasury Strips - 2.8%
38,215	1.25%, 09/30/2015		38,394
18,441	2.25%, 01/31/2015		19,450
			57,844
			349,981
	Total U.S. government securities
	(cost $349,183)		$349,981

Contracts			Market Value ╪
CALL OPTIONS PURCHASED - 0.1%
	Foreign Currency Option Contract - 0.0%
	AUD/USD/MXN Binary
2,350	Expiration: 12/06/2010 и		$–
	EUR/USD Currency Swaption
41,754	Expiration: 11/03/2010, Exercise Price: 1.38
	(EUR/USD)		488
			488
	Future Option Contract - 0.1%
	10 Year U.S. Treasury Note
2	Expiration: 11/29/2010, Exercise Price:
	$126.50 Θ		1,927

	Total call options purchased
	(cost $2,585)		$2,415

Contracts			Market Value ╪
PUT OPTIONS PURCHASED - 0.0%
	Foreign Currency Option Contract - 0.0%
	AUD/MXN Currency Swaption
26,433	Expiration: 12/16/2010, Exercise Price:
	10.50 (AUD/MXN)		$18
	USD/JPY Currency Swaption
40,885	Expiration: 11/04/2010, Exercise Price:
	82.00 (USD/JPY)		830
			848
	Total put options purchased
	(cost $815)		$848

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 0.0%
	Automobiles & Components - 0.0%
–	Lear Corp. ●		$–

	Total common stocks
	(cost $–)		$–

Shares or Principal Amount			Market Value ╪
PREFERRED STOCKS - 0.0%
	Banks - 0.0%
85	Federal Home Loan Mortgage Corp.		$45
–	US Bancorp, 7.19%		372
			417
	Total preferred stocks
	(cost $2,472)		$417

	Total long-term investments
	(cost $1,894,969)		$1,990,012

Shares or Principal Amount			Market Value ╪
SHORT-TERM INVESTMENTS - 4.7%
	Investment Pools and Funds - 0.0%
220	JP Morgan U.S. Government Money Market Fund		$220

	Repurchase Agreements - 1.1%
	BNP Paribas Securities Corp. Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $5,559,
	collateralized by U.S. Treasury Bond
	6.25%, 2030, value of $5,720)
$5,559	0.21%, 10/31/2010		5,559
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $5,553,
	collateralized by U.S. Treasury Bill
	1.50%, 2010, U.S. Treasury Note 1.88%,
	2017, value of $5,646)
5,553	0.21%, 10/31/2010		5,553
	RBS Greenwich Capital Markets TriParty
	Joint Repurchase Agreement (maturing on
	11/01/2010 in the amount of $3,453,
	collateralized by U.S. Treasury Note
	4.25%, 2014, value of $3,522)
3,453	0.20%, 10/31/2010		3,453
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $8,344, collateralized by U.S.
	Treasury Note 0.88% - 3.25%, 2012 -
	2016, value of $8,510)
8,343	0.21%, 10/31/2010		8,343
			22,908
	U.S. Treasury Bills - 3.6%
2,999	0.12%, 1/27/2011 □○Ø		2,999
69,996	0.14%, 11/18/2010 ○		69,996
			72,995
	Total short-term investments
	(cost $96,123)		$96,123

	Total investments
	(cost $1,991,092) ▲	101.1%	$2,086,135
	Other assets and liabilities	(1.1)%	(22,681)
	Total net assets	100.0%	$2,063,454

The accompanying notes are an integral part of these financial statements.

12

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 7.5% of total net assets at October 31, 2010.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $1,992,495 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$106,860
Unrealized Depreciation	(13,220)
Net Unrealized Appreciation	$93,640

†
The aggregate value of securities valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Fund's Board of Directors at October 31, 2010, was $1,545, which represents 0.07% of total net assets.

●	Currently non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

Δ	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2010.

■
Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Pursuant to guidelines adopted by the Board of Directors, these issues are determined to be liquid. At October 31, 2010, the aggregate value of these securities was $245,336, which represents 11.89% of total net assets.

§
These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S.  person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2010, the aggregate value of these securities amounted to $9,770, which represents 0.47% of total net assets.

♠	Perpetual maturity security. Maturity date shown is the first call date.

۞	Convertible security.

►	Securities disclosed are interest-only strips. The interest rates represent effective yields based upon estimated future cash flows at October 31, 2010.

◄
U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

○	The interest rate disclosed for these securities represents the effective yield on the date of the acquisition.

☼	The cost of securities purchased on a when-issued, delayed delivery or delayed draw basis at October 31, 2010 was $46,982.

±	The interest rate disclosed for these securities represents the average coupon as of October 31, 2010.

Ψ	The company is in bankruptcy. The investment held by the fund is current with respect to interest payments.

и
This security has exercise limitations. It can only be exercised on expiration date, provided that two conditions are met: the Australian Dollar exchange rate is less than 0.805 and the Mexican Peso exchange rate is less than 12.55. If these conditions are not met, the option cannot be exercised.

♦
Senior loans in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States Banks, or (iii) the bank's certificate of deposit rate. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

The accompanying notes are an integral part of these financial statements.

13

The Hartford Total Return Bond Fund
Schedule of Investments – (continued)
October 31, 2010
(000’s Omitted)

□	Security pledged as initial margin deposit for open futures contracts at October 31, 2010 as follows:

Description	Number of Contracts*	Position	Expiration Date	Market Value ╪	Notional Amount	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note	746	Long	12/31/2010	$164,108	$163,648	$460
5 Year U.S. Treasury Note	239	Short	12/31/2010	29,057	29,097	40
10 Year U.S. Treasury Note	917	Short	12/21/2010	115,800	116,173	373
U.S. Long Bond	46	Long	12/21/2010	6,023	6,102	(79)
						$794

*	The number of contracts does not omit 000's.

Θ	At October 31, 2010, these securities were designated to cover open call options written as follows:

Issuer	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	Future	$129.50	11/29/2010	2,164	$237	$586	$349

*	The number of contracts does not omit 000's.

Ø	At October 31, 2010, the maximum delivery obligation of the open put options written is $83,948. Securities valued at $190 collateralized the open put options written as follows:

Issuer	Option Type	Exercise Price/ Rate	Expiration Date	Number of Contracts*	Market Value ╪	Premiums Received	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	Future	$124.00	11/29/2010	677	$190	$464	$274

*	The number of contracts does not omit 000's.

⌂
The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933 and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost Basis
10/2004	$7,117	Bear Stearns Commercial Mortgage Securities, Inc., 4.07%, 07/11/2042	$81
12/2004	$7,678	Bear Stearns Commercial Mortgage Securities, Inc., 4.12%, 11/11/2041	71
08/2007	$7,168	Countrywide Home Loans, Inc., 6.00%, 10/25/2037	7,038
06/2006 - 06/2007	$3,500	Intelsat Bermuda Ltd., 9.25%, 06/15/2016	3,611
03/2007	$385	JP Morgan Automotive Receivable Trust, 12.85%, 03/15/2012	385
09/2006	$17,450	LB-UBS Commercial Mortgage Trust, 5.26%, 09/15/2039	317
09/2006	$17,216	Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.27%, 07/12/2046	363
04/2005 - 08/2006	$2,620	Morgan Stanley Dean Witter Capital I, 8.05%, 08/25/2032 - Reg D	84
04/2007	$48	Nationstar Home Equity Loan Trust, 0.00%, 03/25/2037 - 144A	48
06/2009	$4,544	Residential Funding Mortgage Securities, Inc., 6.00%, 07/25/2037	3,332
03/2008	$3,147	Wells Fargo Alternative Loan Trust, 6.25%, 11/25/2037	2,548

The aggregate value of these securities at October 31, 2010, was $18,327, which represents 0.89% of total net assets.

The accompanying notes are an integral part of these financial statements.

14

Foreign Currency Contracts Outstanding at October 31, 2010

						Unrealized
Description	Counterparty	Buy / Sell	Market Value ╪	Contract Amount	Delivery Date	Appreciation/ (Depreciation)
British Pound	Citigroup Global Markets	Sell	$20,589	$20,421	11/05/2010	$(168)
British Pound	Citigroup Global Markets	Sell	20,827	20,635	11/12/2010	(192)
British Pound	Morgan Stanley	Buy	54,682	54,135	11/01/2010	547
British Pound	Morgan Stanley	Sell	54,682	53,851	11/01/2010	(831)
British Pound	Wells Fargo	Buy	20,589	20,352	11/05/2010	237
British Pound	Wells Fargo	Buy	20,828	20,652	11/12/2010	176
British Pound	Wells Fargo	Sell	20,827	20,704	11/15/2010	(123)
Canadian Dollar	Banc of America Securities	Sell	8,866	8,877	11/01/2010	11
Canadian Dollar	Deutsche Bank Securities	Buy	41,983	42,138	11/01/2010	(155)
Canadian Dollar	Deutsche Bank Securities	Sell	41,983	41,572	11/01/2010	(411)
Euro	Banc of America Securities	Buy	10,842	10,935	11/02/2010	(93)
Euro	Citigroup Global Markets	Sell	20,529	20,369	11/02/2010	(160)
Euro	Morgan Stanley	Buy	20,542	20,714	11/03/2010	(172)
Euro	Morgan Stanley	Buy	47,133	46,809	11/02/2010	324
Euro	Morgan Stanley	Sell	47,725	47,821	11/02/2010	96
Euro	Wells Fargo	Buy	10,279	10,370	11/02/2010	(91)
Euro	Wells Fargo	Buy	20,541	20,615	11/05/2010	(74)
Euro	Wells Fargo	Sell	20,542	20,560	11/03/2010	18
Euro	Wells Fargo	Sell	20,541	20,548	11/05/2010	7
Japanese Yen	Citigroup Global Markets	Buy	20,596	20,421	11/05/2010	175
Japanese Yen	Citigroup Global Markets	Buy	21,253	20,636	11/12/2010	617
Japanese Yen	Wells Fargo	Sell	41,327	40,967	11/05/2010	(360)
Japanese Yen	Wells Fargo	Sell	20,950	20,651	11/12/2010	(299)
Japanese Yen	Wells Fargo	Buy	20,774	20,548	11/05/2010	226
Japanese Yen	Wells Fargo	Buy	20,849	20,703	11/15/2010	146
						$(549)

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

15

The Hartford Total Return Bond Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Asset & Commercial Mortgage Backed Securities	$196,327	$–	$179,433	$16,894
Call Options Purchased	2,415	2,415	–	–
Common Stocks ‡	–	–	–	–
Corporate Bonds: Investment Grade	531,850	–	524,704	7,146
Corporate Bonds: Non-Investment Grade	185,349	–	183,089	2,260
Municipal Bonds	12,250	–	12,250	–
Preferred Stocks	417	45	372	–
Put Options Purchased	848	848	–	–
Senior Floating Rate Interests: Non-Investment Grade	2,034	–	2,034	–
U.S. Government Agencies	708,541	–	708,541	–
U.S. Government Securities	349,981	170,413	179,568	–
Short-Term Investments	96,123	220	95,903	–
Total	$2,086,135	$173,941	$1,885,894	$26,300
Foreign Currency Contracts *	2,580	–	2,580	–
Futures *	873	873	–	–
Written Options *	623	623	–	–
Total	$4,076	$1,496	$2,580	$–
Liabilities:
Foreign Currency Contracts *	3,129	–	3,129	–
Futures *	79	79	–	–
Total	$3,208	$79	$3,129	$–
♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Balance		Change in							Balance
	as of	Realized	Unrealized					Transfers	Transfers	as of
	October	Gain	Appreciation		Net			Into	Out of	October
	31, 2009	(Loss)	(Depreciation)		Amortization	Purchases	Sales	Level 3 *	Level 3*	31, 2010
Assets:
Asset & Commercial Mortgage Backed Securities	$9,955	$(2,219)	$4,215	†	$(144)	$12,249	$(4,777)	$—	$(2,385)	$16,894
Corporate Bonds	7,762	234	(110	)‡	12	10,313	(2,336)	1,274	(7,743)	9,406
Options Purchased	—	—	(235	)§	—	235	—	—	—	—
Total	$17,717	$(1,985)	$3,870		$(132)	$22,797	$(7,113)	$1,274	$(10,128)	$26,300

*	Securities are transferred into and out of Level 3 for a variety of reasons including, but not limited to:
1)	Securities where trading has been halted (transfer into Level 3) or securities where trading has resumed (transfer out of Level 3).
2)	Broker quoted securities (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).
3)	Securities that have certain restrictions on trading (transfer into Level 3) or securities where trading restrictions have expired (transfer out of Level 3).
†	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $2,488.
‡	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $(94).
§	Change in unrealized appreciation or depreciation in the current period relating to assets still held at October 31, 2010 was $(235).

The accompanying notes are an integral part of these financial statements.

16

The Hartford Total Return Bond Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $1,991,092)	$2,086,135
Cash	338
Foreign currency on deposit with custodian (cost $9,927)	10,047
Unrealized appreciation on foreign currency contracts	2,580
Receivables:
Investment securities sold	12,968
Fund shares sold	2,281
Dividends and interest	16,384
Variation margin	157
Other assets	112
Total assets	2,131,002
Liabilities:
Unrealized depreciation on foreign currency contracts	3,129
Payables:
Investment securities purchased	59,849
Fund shares redeemed	2,757
Investment management fees	175
Dividends	162
Administrative fees	1
Distribution fees	67
Variation margin	557
Accrued expenses	285
Written options (proceeds $1,050)	427
Other liabilities	139
Total liabilities	67,548
Net assets	$2,063,454
Summary of Net Assets:
Capital stock and paid-in-capital	$2,009,129
Accumulated undistributed net investment income	1,138
Accumulated net realized loss on investments and foreign currency transactions	(42,727)
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	95,914
Net assets	$2,063,454

Shares authorized	850,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.70 /$11.20
Shares outstanding	78,091
Net assets	$835,450
Class B: Net asset value per share	$10.63
Shares outstanding	6,666
Net assets	$70,845
Class C: Net asset value per share	$10.71
Shares outstanding	11,057
Net assets	$118,462
Class I: Net asset value per share	$10.70
Shares outstanding	878
Net assets	$9,395
Class R3: Net asset value per share	$10.87
Shares outstanding	789
Net assets	$8,571
Class R4: Net asset value per share	$10.85
Shares outstanding	2,364
Net assets	$25,652
Class R5: Net asset value per share	$10.85
Shares outstanding	60
Net assets	$655
Class Y: Net asset value per share	$10.84
Shares outstanding	91,740
Net assets	$994,424

The accompanying notes are an integral part of these financial statements.

17

The Hartford Total Return Bond Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$44
Dividends from underlying affiliated funds	1,880
Interest	87,140
Total investment income	89,064

Expenses:
Investment management fees	10,589
Administrative services fees	47
Transfer agent fees	1,840
Distribution fees
Class A	2,066
Class B	757
Class C	1,181
Class R3	26
Class R4	60
Custodian fees	16
Accounting services fees	368
Registration and filing fees	192
Board of Directors' fees	42
Audit fees	58
Other expenses	281
Total expenses (before waivers and fees paid indirectly)	17,523
Expense waivers	(256)
Transfer agent fee waivers	—
Custodian fee offset	—
Total waivers and fees paid indirectly	(256)
Total expenses, net	17,267
Net Investment Income	71,797
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain on investments in underlying affiliated funds	3,412
Net realized gain on investments in securities	59,383
Net realized loss on futures	(732)
Net realized gain on written options	8,074
Net realized loss on swap contracts	(4,819)
Net realized loss on foreign currency contracts	(2,853)
Net realized gain on other foreign currency transactions	512
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	62,977
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation of investments	34,273
Net unrealized appreciation of futures	1,051
Net unrealized appreciation of written options	623
Net unrealized appreciation of foreign currency contracts	114
Net unrealized depreciation on translation of other assets and liabilities in foreign currencies	(26)
Net Changes in Unrealized Appreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	36,035
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	99,012
Net Increase in Net Assets Resulting from Operations	$170,809

The accompanying notes are an integral part of these financial statements.

18

The Hartford Total Return Bond Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$71,797	$69,406
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	62,977	(54,825)
Net unrealized appreciation of investments, other financial instruments and foreign currency transactions	36,035	237,404
Net Increase In Net Assets Resulting From Operations	170,809	251,985
Distributions to Shareholders:
From net investment income
Class A	(29,407)	(33,511)
Class B	(2,146)	(3,137)
Class C	(3,343)	(3,782)
Class I	(441)	(362)
Class R3	(168)	(18)
Class R4	(848)	(755)
Class R5	(19)	(14)
Class Y	(38,489)	(35,288)
Total distributions	(74,861)	(76,867)
Capital Share Transactions:
Class A	(19,180)	90,469 *
Class B	(16,357)	2,261 †
Class C	(6,595)	22,158 ‡
Class I	(1,835)	3,740 §
Class R3	6,463	1,647 **
Class R4	2,581	7,377 ††
Class R5	223	113 ‡‡
Class Y	20,981	288,508
Net increase (decrease) from capital share transactions	(13,719)	416,273
Proceeds from regulatory settlements	69	—
Net Increase In Net Assets	82,298	591,391
Net Assets:
Beginning of period	1,981,156	1,389,765
End of period	$2,063,454	$1,981,156
Accumulated undistributed (distribution in excess of) net investment income (loss)	$1,138	$2,819

*	Includes merger activity in the amount of $39,780.
†	Includes merger activity in the amount of $7,055.
‡	Includes merger activity in the amount of $16,957.
§	Includes merger activity in the amount of $703.
**	Includes merger activity in the amount of $166.
††	Includes merger activity in the amount of $422.
‡‡	Includes merger activity in the amount of $226.

The accompanying notes are an integral part of these financial statements.

19

The Hartford Total Return Bond Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Total Return Bond Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 4.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices

20

may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market closings. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Debt securities (other than short-term obligations and senior floating rate interests) held by the Fund are valued using bid prices or using valuations based on a matrix system (which considers factors such as security prices, yield, maturity and ratings) as provided by independent pricing services. Senior floating rate interests generally trade in over-the-counter markets and are priced through an independent pricing service utilizing market quotations from loan dealers or financial institutions. Securities for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the securities in accordance with procedures established by the Fund’s Board of Directors. Generally, the Fund may use fair valuation in regard to debt securities when the Fund holds defaulted or distressed securities or securities in a company in which a reorganization is pending. Short-term investments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity become less than 61 days. Investments that mature in 60 days or less are generally valued at amortized cost, which approximates market value.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Exchange traded options contracts on securities, currencies, indices, futures contracts, commodities and other instruments shall be valued at their last reported sale price at the Valuation Time on the Primary Market on which the instrument is traded. If the instrument did not trade on the Primary Market, it may be valued at the most recent sale price at the Valuation Time on another exchange or market where it did trade. If it is not possible to determine the last reported sale price on the Primary Market or another exchange or market at the Valuation Time, the value of the instrument shall be taken to be the mean between most recent bid and asked prices on such exchange or market at the Valuation Time. Absent both bid and asked prices on such exchange, the bid price may be used. If such instruments do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional and volatility or other special adjustments.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Futures contracts are valued at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively. If a settlement price is not available, futures contracts will be valued at the most recent trade price as of the Valuation Time. If there were no trades, the contract shall be valued at the mean of the closing bid and asked prices as of the Valuation Time.

21

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates on the Valuation Date from an independent pricing service.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the valuation date.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll forward reconciliation which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

22

c)
Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio security valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of securities held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

d)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

e)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

f)
Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used to hedge against adverse fluctuations in exchange rates between currencies.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the Schedule of Investments as of October 31, 2010.

g)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared daily and paid monthly. Dividends are paid on shares beginning on the business day after the day when the funds used to purchase the shares are collected by the transfer agent for the Fund. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

23

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

h)
Illiquid and Restricted Securities – The Fund is permitted to invest up to 15% of its net assets in illiquid securities. Illiquid securities are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine the Fund’s NAV. The Fund may not be able to sell illiquid securities or other investments when its sub-adviser considers it desirable to do so or may have to sell such securities or investments at a price that is lower than the price that could be obtained if the securities or investments were more liquid. A sale of illiquid securities or other investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid securities and investments also may be more difficult to value, due to the unavailability of reliable market quotations for such securities or investments, and an investment in them may have an adverse impact on the Fund’s NAV. The Fund may also purchase certain restricted securities, commonly known as Rule 144A securities, that can be resold to institutions and which may be determined to be liquid pursuant to policies and guidelines established by the Fund’s Board of Directors. The Fund, as shown on the Schedule of Investments, had illiquid and/or restricted securities as of October 31, 2010.

i)
Securities Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for securities that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. During this period, such securities are subject to market fluctuations, and the Fund identifies securities segregated in its records with value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed delivery securities as of October 31, 2010.

j)
Credit Risk – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a Fund which holds securities with higher credit risk may be more volatile than funds holding bonds with lower credit risk.

k)
Senior Floating Rate Interests – The Fund, as shown on the Schedule of Investments, may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the Fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

l)
Prepayment/Interest Rate Risks – Most senior floating rate interests and certain debt securities allow for prepayment of principal without penalty. Senior floating rate interests and securities subject to prepayment risk generally offer less potential for gains when interest rates decline. In addition, with respect to securities, rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment risk is a major risk of mortgage-backed securities and certain asset-backed securities. Accordingly, the potential for the value of a senior floating rate interest or debt security to increase in response to interest rate declines is limited. For certain asset-backed securities, the actual

24

maturity may be less than the stated maturity shown in the Schedule of Investments. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Senior floating rate interests or debt securities purchased to replace a prepaid loan or a debt security may have lower yields than the yield on the prepaid loan or debt security. Senior floating rate interests generally are subject to mandatory and/or optional prepayment. These mandatory prepayment conditions and the possibility of significant economic incentives for the Borrower to repay, may cause prepayments of senior floating rate interests. As a result, the actual remaining maturity of senior floating rate interests held may be substantially less than the stated maturities shown in the Schedule of Investments.

The market value of senior floating rate interests and debt securities held by the Fund may be affected by fluctuations in market interest rates. The market value of these investments tends to decline when interest rates rise and tends to increase when interest rates fall.

m)
Credit Default Swaps – The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into event linked swaps, including credit default swap contracts. The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the agreement. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund is also subject to counterparty credit risk. Both credit and counterparty risks are mitigated by having a master netting arrangement between the Fund and the counterparty (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) or by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. The Fund will generally not buy protection on issuers that are not currently held by the Fund. The Fund had no outstanding credit default swaps as of October 31, 2010.

n)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

25

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

o)	Additional Derivative Instrument Information

Derivative Instruments as of October 31, 2010:

	Statement of Assets and Liabilities Location
Risk Exposure Category	Asset Derivatives		Liability Derivatives
Interest rate contracts	Investments in securities, at value	$1,927
	(Purchased Options), Market Value
Interest rate contracts			Written Options, Market Value	427
Interest rate contracts	Summary of Net Assets - Unrealized	873	Summary of Net Assets - Unrealized	79
	appreciation		depreciation
Foreign exchange contracts	Unrealized appreciation on foreign	2,580	Unrealized depreciation on foreign	3,129
	currency contracts		currency contracts
Foreign exchange contracts	Investments in securities, at value	1,336
	(Purchased Options), Market Value

The ratios of foreign currency contracts and futures market value to net assets as of October 31, 2010, were 24.44% and 13.24%, respectively, compared to twelve-month average ratios for foreign currency contracts and futures market value as of October 31, 2010, of 18.13% and 6.37%, respectively. The volume of other derivatives that is presented in the Schedule of Investments is consistent with the derivative activity during the year ended October 31, 2010.

Realized Gain/Loss and Change in Unrealized Appreciation (Depreciation) on Derivative Instruments for the year ended October 31, 2010:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	$6,393	$(11,843)	$(529)	$—	$—	$(5,979)
Foreign exchange contracts	1,681	(3,507)	—	(2,853)	—	(4,679)
Credit contracts	—	—	—	—	(4,819)	(4,819)
Equity contracts	—	—	(203)	—	—	(203)
Total	$8,074	$(15,350)	$(732)	$(2,853)	$(4,819)	$(15,680)

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
				Foreign
		Purchased		Currency
Risk Exposure Category	Written Options	Options	Futures	Contracts	Swaps	Total
Interest rate contracts	623	(91)	1,051	—	—	$1,583
Foreign exchange contracts	—	(130)	—	114	—	(16)
Total	$623	$(221)	$1,051	$114	$—	$1,567

p)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Futures:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in futures contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract is an agreement between two parties to buy and sell an asset at a set price on a future date. When the Fund enters into such futures contracts, it is required to deposit with a futures commission merchant an amount of “initial margin” of cash, commercial paper or U.S. Treasury Bills. Subsequent payments, called variation margin, to and from the broker, are made on a daily basis as the

26

price of the underlying asset fluctuates, making the long and short positions in the futures contract more or less valuable (i.e., mark-to-market), which results in an unrealized gain or loss to the Fund.

At any time prior to the expiration of the futures contract, the Fund may close the position by taking an opposite position, which would effectively terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund and the Fund realizes a gain or loss.

The use of futures contracts involves elements of market risk, which may exceed the amounts recognized in the Statement of Assets and Liabilities. Changes in the value of the futures contracts may decrease the effectiveness of the Fund’s strategy and potentially result in loss. With futures, there is minimal counterparty risk to the Fund since futures are exchange traded through a clearing house. The clearing house requires sufficient collateral to cover margins. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of October 31, 2010.

4.	Options:

The Fund is subject to equity price risk, interest rate risk and foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Fund may invest in options contracts in order to gain exposure to or hedge against changes in the value of equities, interest rates or foreign currencies. An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) a security or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The premium paid by the Fund for the purchase of a call or put option is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options to reflect the current market value of the option as of the end of the reporting period.

The Fund may write (sell) covered options. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying securities or currency or an option to purchase the same underlying securities or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid securities having a value equal to or greater than the fluctuating market value of the option securities or currencies. The Fund receives a premium for writing a call or put option, which is recorded on the Fund’s Statement of Assets and Liabilities and subsequently “marked-to-market” through net unrealized appreciation (depreciation) of options. There is a risk of loss from a change in the value of such options, which may exceed the related premiums received. The maximum amount of loss with respect to the Fund’s written put option is the cost of buying the underlying security or currency. The maximum loss may be offset by proceeds received from selling the underlying security or currency. The Fund, as shown on the Schedule of Investments, had outstanding purchased option contracts as of October 31, 2010. Transactions involving written option contracts during the year ended October 31, 2010, are summarized below:

Options Contract Activity During the Year Ended October 31, 2010
Call Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	5,466	2,174
Expired	—	—
Closed	(3,302)	(1,588)
Exercised	—	—
End of Year	2,164	$586

Put Options Written During the Year	Number of Contracts*	Premium Amounts
Beginning of the year	—	$—
Written	342,710,941	8,812
Expired	(269,105,913)	(5,985)
Closed	(73,604,351)	(2,363)
Exercised	—	—
End of Year	677	$464

*	The number of contracts does not omit 000's.

27

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

5.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$74,841	$76,879

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$1,016
Accumulated Capital Losses *	(40,183)
Unrealized Appreciation †	93,654
Total Accumulated Earnings	$54,487

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$1,383
Accumulated Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	(1,405)
Capital Stock and Paid-In-Capital	22

28

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$339
2017	39,844
Total	$40,183

As a result of current or past mergers in the Fund, certain provisions in the Internal Revenue Code may limit the future utilization of capital losses. As of October 31, 2010, the Fund utilized $62,764 of prior year capital loss carryforwards.

f) Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

6.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Hartford Investment Management Company (“Hartford Investment Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Hartford Investment Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered during the year ended October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee (1)
On first $500 million	0.550%
On next $500 million	0.525%
On next $4 billion	0.500%
On next $5 billion	0.480%
Over $10 billion	0.470%

(1)	Effective November 1, 2010, HIFSCO voluntarily agreed to reduce its contractual investment management fee by 0.025% of average daily net assets over $500 million. The new schedule will be as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.550%
On next $500 million	0.500%
On next $4 billion	0.475%
On next $5 billion	0.455%
Over $10 billion	0.445%

29

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.018%
On next $5 billion	0.016%
Over $10 billion	0.014%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.25%	0.95%	0.65%	0.60%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.00%	1.75%	1.75%	0.75%	1.25%	1.00%	0.85%	0.75%

Effective November 1, 2010, HIFSCO agreed to revise the voluntary limit on total operating expenses for the Fund, exclusive of taxes, interest, brokerage commissions, certain distribution expenses and extraordinary expenses. The new expense limitation is as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
0.95%	1.70%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%

d)
Fees Paid Indirectly – The Fund’s custodian bank has agreed to reduce its fees when the Fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2010, this amount is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	0.98%	1.00%	1.00%	1.00%		1.19%
Class B Shares	1.74	1.68	1.70	1.75		1.95
Class C Shares	1.70	1.75	1.74	1.75		1.86
Class I Shares	0.73	0.75	0.68	0.72		0.91	*
Class R3 Shares	1.24	1.25	1.25	1.25	†
Class R4 Shares	0.96	0.98	0.99	1.00	†
Class R5 Shares	0.67	0.69	0.69	0.79	†
Class Y Shares	0.56	0.58	0.59	0.61		0.70

*	From August 31, 2006 (commencement of operations), through October 31, 2006.
†	From December 22, 2006 (commencement of operations), through October 31, 2007.

30

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $3,837 and contingent deferred sales charges of $160 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund's shares were $67. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $6. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

7.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R5	9

31

The Hartford Total Return Bond Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

8.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$3,164,619
Sales Proceeds Excluding U.S. Government Obligations	3,108,421
Cost of Purchases for U.S. Government Obligations	1,940,734
Sales Proceeds for U.S. Government Obligations	2,036,030

9.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	18,892	2,696	(23,418)	—	(1,830)	24,389	3,356	(22,376)	3,907	9,276
Amount	$196,735	$28,170	$(244,085)	$—	$(19,180)	$233,619	$32,100	$(215,030)	$39,780	$90,469
Class B
Shares	664	193	(2,443)	—	(1,586)	2,003	307	(2,793)	697	214
Amount	$6,877	$2,003	$(25,237)	$—	$(16,357)	$18,949	$2,910	$(26,653)	$7,055	$2,261
Class C
Shares	2,554	267	(3,455)	—	(634)	3,670	326	(3,439)	1,665	2,222
Amount	$26,632	$2,800	$(36,027)	$—	$(6,595)	$35,129	$3,117	$(33,045)	$16,957	$22,158
Class I
Shares	940	34	(1,141)	—	(167)	783	29	(502)	69	379
Amount	$9,784	$359	$(11,978)	$—	$(1,835)	$7,571	$277	$(4,811)	$703	$3,740
Class R3
Shares	680	16	(84)	—	612	170	2	(25)	16	163
Amount	$7,185	$167	$(889)	$—	$6,463	$1,708	$18	$(245)	$166	$1,647
Class R4
Shares	555	80	(389)	—	246	993	77	(355)	41	756
Amount	$5,865	$846	$(4,130)	$—	$2,581	$9,676	$749	$(3,470)	$422	$7,377
Class R5
Shares	28	2	(9)	—	21	13	1	(26)	22	10
Amount	$303	$19	$(99)	$—	$223	$128	$14	$(255)	$226	$113
Class Y
Shares	29,457	3,629	(30,960)	—	2,126	34,546	3,608	(8,621)	—	29,533
Amount	$310,440	$38,395	$(327,854)	$—	$20,981	$336,617	$35,074	$(83,183)	$—	$288,508
Total
Shares	53,770	6,917	(61,899)	—	(1,212)	66,567	7,706	(38,137)	6,417	42,553
Amount	$563,821	$72,759	$(650,299)	$—	$(13,719)	$643,397	$74,259	$(366,692)	$65,309	$416,273

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	683	$7,100
For the Year Ended October 31, 2009	537	$5,200

32

10.	Proceeds from Regulatory Settlement:

During the year ended October 31, 2010, as a result of a settlement of an administrative proceeding brought by the Securities and Exchange Commission against an unaffiliated third party relating to market timing and/or late trading of mutual funds, the Fund received $69, which represented the Fund’s portion of the proceeds from the settlement (the Fund was not a party to the proceeding). The proceeds received by the Fund were recorded as an increase to additional paid-in-capital. The payment did not have a material impact on the Fund’s NAV.

11.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

12.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

13.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

33

The Hartford Total Return Bond Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010
A	$10.21	$0.35	$–	$0.51	$0.86	$(0.37)	$–	$–	$(0.37)	$0.49	$10.70
B	10.15	0.27	–	0.50	0.77	(0.29)	–	–	(0.29)	0.48	10.63
C	10.23	0.28	–	0.49	0.77	(0.29)	–	–	(0.29)	0.48	10.71
I	10.22	0.37	–	0.51	0.88	(0.40)	–	–	(0.40)	0.48	10.70
R3	10.36	0.33	–	0.52	0.85	(0.34)	–	–	(0.34)	0.51	10.87
R4	10.35	0.36	–	0.51	0.87	(0.37)	–	–	(0.37)	0.50	10.85
R5	10.35	0.39	–	0.51	0.90	(0.40)	–	–	(0.40)	0.50	10.85
Y	10.34	0.40	–	0.51	0.91	(0.41)	–	–	(0.41)	0.50	10.84

For the Year Ended October 31, 2009
A	9.20	0.40	–	1.07	1.47	(0.46)	–	–	(0.46)	1.01	10.21
B	9.15	0.33	–	1.06	1.39	(0.39)	–	–	(0.39)	1.00	10.15
C	9.22	0.33	–	1.06	1.39	(0.38)	–	–	(0.38)	1.01	10.23
I	9.21	0.43	–	1.06	1.49	(0.48)	–	–	(0.48)	1.01	10.22
R3	9.32	0.42	–	1.05	1.47	(0.43)	–	–	(0.43)	1.04	10.36
R4	9.32	0.42	–	1.07	1.49	(0.46)	–	–	(0.46)	1.03	10.35
R5	9.32	0.42	–	1.09	1.51	(0.48)	–	–	(0.48)	1.03	10.35
Y	9.31	0.45	–	1.07	1.52	(0.49)	–	–	(0.49)	1.03	10.34

For the Year Ended October 31, 2008
A	10.52	0.49	–	(1.29)	(0.80)	(0.52)	–	–	(0.52)	(1.32)	9.20
B	10.47	0.42	–	(1.29)	(0.87)	(0.45)	–	–	(0.45)	(1.32)	9.15
C	10.54	0.42	–	(1.30)	(0.88)	(0.44)	–	–	(0.44)	(1.32)	9.22
I	10.52	0.52	–	(1.28)	(0.76)	(0.55)	–	–	(0.55)	(1.31)	9.21
R3	10.64	0.47	–	(1.30)	(0.83)	(0.49)	–	–	(0.49)	(1.32)	9.32
R4	10.65	0.51	–	(1.32)	(0.81)	(0.52)	–	–	(0.52)	(1.33)	9.32
R5	10.64	0.54	–	(1.31)	(0.77)	(0.55)	–	–	(0.55)	(1.32)	9.32
Y	10.64	0.54	–	(1.31)	(0.77)	(0.56)	–	–	(0.56)	(1.33)	9.31

For the Year Ended October 31, 2007
A	10.59	0.49	–	(0.06)	0.43	(0.50)	–	–	(0.50)	(0.07)	10.52
B	10.54	0.41	–	(0.06)	0.35	(0.42)	–	–	(0.42)	(0.07)	10.47
C	10.61	0.42	–	(0.07)	0.35	(0.42)	–	–	(0.42)	(0.07)	10.54
I	10.60	0.53	–	(0.07)	0.46	(0.54)	–	–	(0.54)	(0.08)	10.52
R3(F)	10.76	0.41	–	(0.14)	0.27	(0.39)	–	–	(0.39)	(0.12)	10.64
R4(F)	10.76	0.42	–	(0.12)	0.30	(0.41)	–	–	(0.41)	(0.11)	10.65
R5(F)	10.76	0.43	–	(0.12)	0.31	(0.43)	–	–	(0.43)	(0.12)	10.64
Y	10.71	0.54	–	(0.07)	0.47	(0.54)	–	–	(0.54)	(0.07)	10.64

For the Year Ended October 31, 2006
A	10.62	0.41	–	0.04	0.45	(0.42)	(0.06)	–	(0.48)	(0.03)	10.59
B	10.57	0.33	–	0.04	0.37	(0.34)	(0.06)	–	(0.40)	(0.03)	10.54
C	10.64	0.34	–	0.03	0.37	(0.34)	(0.06)	–	(0.40)	(0.03)	10.61
I(I)	10.51	0.08	–	0.09	0.17	(0.08)	–	–	(0.08)	0.09	10.60
Y	10.73	0.47	–	0.04	0.51	(0.47)	(0.06)	–	(0.53)	(0.02)	10.71
(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Expense ratios do not include expenses of the Underlying Funds.
(F)	Commenced operations on December 22, 2006.
(G)	Not annualized.
(H)	Annualized.
(I)	Commenced operations on August 31, 2006.

34

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject toCap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

8.57%		$835,450	0.99	%(E)	0.98	%(E)	0.98	%(E)	3.38%		201%
7.72		70,845	1.87	(E)	1.74	(E)	1.74	(E)	2.62		–
7.68		118,462	1.71	(E)	1.70	(E)	1.70	(E)	2.66		–
8.73		9,395	0.74	(E)	0.73	(E)	0.73	(E)	3.62		–
8.36		8,571	1.29	(E)	1.24	(E)	1.24	(E)	3.12		–
8.57		25,652	0.97	(E)	0.96	(E)	0.96	(E)	3.40		–
8.87		655	0.69	(E)	0.67	(E)	0.67	(E)	3.69		–
9.00		994,424	0.57	(E)	0.56	(E)	0.56	(E)	3.80		–

16.38		816,191	1.03	(E)	1.00	(E)	1.00	(E)	4.18		215
15.60		83,760	1.95	(E)	1.68	(E)	1.68	(E)	3.51		–
15.48		119,568	1.76	(E)	1.75	(E)	1.75	(E)	3.42		–
16.65		10,680	0.77	(E)	0.75	(E)	0.75	(E)	4.36		–
16.19		1,836	1.42	(E)	1.25	(E)	1.25	(E)	3.65		–
16.39		21,920	0.98	(E)	0.98	(E)	0.98	(E)	4.17		–
16.73		408	0.69	(E)	0.69	(E)	0.69	(E)	4.35		–
16.87		926,793	0.58	(E)	0.58	(E)	0.58	(E)	4.57		–

(7.99)		650,149	1.02		1.00		1.00		4.76		184
(8.68)		73,557	1.93		1.71		1.71		4.05		–
(8.66)		87,277	1.74		1.74		1.74		4.01		–
(7.62)		6,128	0.68		0.68		0.68		5.10		–
(8.15)		130	1.44		1.25		1.25		4.62		–
(7.98)		12,698	0.99		0.99		0.99		4.81		–
(7.62)		271	0.70		0.70		0.70		5.08		–
(7.62)		559,555	0.59		0.59		0.59		5.19		–

4.11		601,301	1.07		1.00		1.00		4.71		268
3.36		82,376	1.96		1.75		1.75		3.95		–
3.33		84,793	1.78		1.75		1.75		3.95		–
4.42		3,050	0.72		0.72		0.72		5.04		–
2.59	(G)	10	1.38	(H)	1.25	(H)	1.25	(H)	4.47	(H)	–
2.90	(G)	2,928	1.09	(H)	1.00	(H)	1.00	(H)	4.95	(H)	–
2.97	(G)	141	0.79	(H)	0.79	(H)	0.79	(H)	5.09	(H)	–
4.46		359,523	0.61		0.61		0.61		5.09		–

4.35		432,703	1.20		1.20		1.20		3.98		456
3.56		79,506	2.02		1.95		1.95		3.20		–
3.63		75,194	1.87		1.87		1.87		3.29		–
1.58	(G)	38	1.01	(H)	0.91	(H)	0.91	(H)	4.78	(H)	–
4.89		285,255	0.70		0.70		0.70		4.48		–

35

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of
The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Total Return Bond Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian, agent banks and brokers or by other appropriate auditing procedures where replies from agent banks or brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Total Return Bond Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

36

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

37

The Hartford Total Return Bond Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr.(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010.
James E. Davey (1964) President and Chief Executive Officer since 2010
Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

38

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

39

The Hartford Total Return Bond Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

The income received from federal obligations is as follows:

U.S. Treasury*	7.48%
Other Direct Federal Obligations*	0.91%
Other Securities	91.61%
Total	100.00%

QII†	100.00%

*	The income received from federal obligations.
†	Applicable for non-resident foreign shareholders only. This is the percentage of ordinary income distribution that is designated as interest-related dividends under IRC Sec. 871(k)(1)(C).

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.370	N/A	N/A	0.370
Class B	0.292	N/A	N/A	0.292
Class C	0.294	N/A	N/A	0.294
Class I	0.396	N/A	N/A	0.396
Class R3	0.342	N/A	N/A	0.342
Class R4	0.371	N/A	N/A	0.371
Class R5	0.401	N/A	N/A	0.401
Class Y	0.413	N/A	N/A	0.413

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

40

The Hartford Total Return Bond Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$1,043.25	$5.00	$1,000.00	$1,020.32	$4.94	0.97%	184	365
Class B	$1,000.00	$1,039.52	$8.94	$1,000.00	$1,016.43	$8.84	1.74	184	365
Class C	$1,000.00	$1,039.43	$8.69	$1,000.00	$1,016.69	$8.59	1.69	184	365
Class I	$1,000.00	$1,044.50	$3.76	$1,000.00	$1,021.53	$3.72	0.73	184	365
Class R3	$1,000.00	$1,042.21	$6.38	$1,000.00	$1,018.95	$6.31	1.24	184	365
Class R4	$1,000.00	$1,043.65	$4.89	$1,000.00	$1,020.42	$4.84	0.95	184	365
Class R5	$1,000.00	$1,045.15	$3.40	$1,000.00	$1,021.88	$3.36	0.66	184	365
Class Y	$1,000.00	$1,045.81	$2.84	$1,000.00	$1,022.43	$2.80	0.55	184	365

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The Hartford Total Return Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Total Return Bond Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Hartford Investment Management Company (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

42

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the Fund’s performance over multiple periods as compared to its peer group and benchmark had recently improved, although the performance was not yet within the Board’s expectations and would continue to be monitored.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board noted that the fees payable to the Sub-adviser are equal to its estimated costs in providing sub-advisory services. Accordingly, the costs and profitability for the Sub-adviser and HIFSCO were considered in the aggregate.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

43

The Hartford Total Return Bond Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper. The Board discussed the Fund’s above-median fees and expenses and the impact of transfer agency expenses on the total expenses of the Fund. The Board considered that HIFSCO had recently lowered the contractual expense limitations for the Fund’s Class R4 shares by 0.05%, Class R5 shares by 0.20%, and Class Y shares by 0.15%.The Board also considered HIFSCO’s proposal to: (i) permanently reduce the Fund’s contractual management fee by 0.025% on assets over $500 million; and (ii) lower the contractual expense limitations for the Fund’s Class A, Class B, Class C, and Class I shares by 0.05%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed

44

information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered any benefits to the Sub-adviser from any use of the Fund’s brokerage commissions to obtain soft dollar research.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

45

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

THE HARTFORD MUTUAL FUNDS 2010 Annual Report The Hartford Value Fund

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

As 2010 draws to a close, I’d like to thank you for investing with The Hartford Mutual Funds.

One word aptly summarizes the performance of the stock market this year: volatility. In May, the S&P 500 Total Return Index dropped 7.99%, the worst performance for that month since 1962. In September, the S&P 500 Index rose 8.92%, the best performance for that month since 1939.

Looking at it another way, the S&P 500 Total Return Index had five months with gains or losses of 5% or more this year through October 31 (gains of 6.03%, 7.01%, and 8.92% in March, July, and September, respectively, and losses of -7.99% and -5.23% in May and June, respectively).

On the domestic front, unemployment remained stubbornly high, demand for mortgages and refinancings began to increase due to historically low interest rates, corporate earnings remained robust, and the Federal Reserve initiated a policy of “Quantitative Easing II,” with the goal of giving business owners easier access to credit.

Overall, the economy has continued its path to recovery. After contracting in the final two quarters of 2008 and the first two quarters of 2009, Gross Domestic Product (a commonly used measure of economic growth) has remained positive for five consecutive quarters. The recovery is progressing, but not at a pace that’s fast enough for most Americans.

When you meet with your trusted financial professional for your next portfolio review, here are some topics you can discuss with him or her:

•	Diversification: Is your portfolio diversified not only among stocks, bonds, and cash, but also among foreign and domestic stocks to capture potential growth in international markets?

•
Risk: Investors in recent years have been pouring money into bond funds at a record pace, but not all bonds are created equal. Make sure you’re investing in bonds for the right reasons, and not just because you think they’re “safe.”

•
Strategy: A year-end review is a great time to assess your overall portfolio strategy. You may want to talk to your advisor about global-flexible strategies that can adjust based on changing market conditions, position your portfolio for the economic recovery, and discuss strategies to deal with rising interest rates.

Thank you for your continued confidence in The Hartford Mutual Funds.

Jim Davey
President
The Hartford Mutual Funds

Jim Davey became president of The Hartford Mutual Funds effective November 4, 2010.

The Hartford Value Fund

The views expressed in the Fund’s Manager Discussion under ‘‘Why did the Fund perform this way?’’ and ‘‘What is the outlook?’’ are views of the Fund’s subadviser and portfolio management team through the end of the period and is subject to change based on market and other conditions.

The Hartford Value Fund inception 04/30/2001
(subadvised by Wellington Management Company, LLP)

Investment objective – Seeks long-term total return.

Performance Overview(1) 4/30/01 - 10/31/10
Growth of a $10,000 investment in Class A which includes Sales Charge

Russell 1000 Value Index is an unmanaged index measuring the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower  forecasted growth values.

You cannot invest directly in an index.

The value of shares will fluctuate so that, when redeemed, shares may be worth more or less than their original cost. The chart and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Average Annual Total Returns(2,3,4,5) (as of 10/31/10)

	1	5	Since
	Year	Year	Inception
Value A#	11.41%	2.96%	2.62%
Value A##	5.28%	1.80%	2.01%
Value B#	10.59%	2.23%	NA*
Value B##	5.59%	1.87%	NA*
Value C#	10.63%	2.19%	1.86%
Value C##	9.63%	2.19%	1.86%
Value I#	11.57%	3.17%	2.73%
Value R3#	11.22%	2.85%	2.72%
Value R4#	11.51%	3.08%	2.83%
Value R5#	11.86%	3.34%	2.97%
Value Y#	12.02%	3.44%	3.02%
Russell 1000 Value Index	15.71%	0.62%	2.80%

#	Without sales charge
##	With sales charge
NA	Not Applicable
*	Inception returns are not applicable for Class B because after 8 years Class B converts to Class A.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

(1)	Growth of a $10,000 investment in Classes B, C, I, R3, R4, R5 and Y shares will vary from results seen above due to differences in the expenses charged to these share classes.
(2)	The initial investment in Class A shares reflects the maximum sales charge and Classes B and C reflect a contingent deferred sales charge.
(3)
Total returns presented above were calculated using the Fund's net asset  value available to shareholders for sale or redemption of Fund shares on  October 31, 2010, which excludes investment transactions as of this date.

(4)	Effective 9/30/09, Class B shares of The Hartford Mutual Funds were closed to new investments.
(5)
Class I shares commenced operations on 5/31/07. Performance prior to  5/31/07 reflects Class A performance. Classes R3, R4 and R5 shares  commenced operations on 12/22/06. Performance prior to 12/22/06 reflects  Class Y performance.

Portfolio Managers
Karen H. Grimes, CFA	W. Michael Reckmeyer, III, CFA	Ian R. Link, CFA
Senior Vice President	Senior Vice President	Vice President

How did the Fund perform?

The Class A shares of The Hartford Value Fund returned 11.41%, before sales charge, for the twelve-month period ended October 31, 2010, underperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 15.71% for the same period. The Fund also underperformed the 12.69% average return of the Lipper Large-Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Equity markets were volatile during the period due to significant macroeconomic concerns which included the European sovereign debt crisis and fears of a double-dip recession in the U.S. Investors regained some confidence in the third quarter of 2010 as many of these headwinds abated and discussions of further quantitative easing by the U.S. Federal Reserve Bank heightened.

In this environment, Value (+15.7%) underperformed Growth (+19.7%), as represented by the Russell 1000 Value Index and Russell 1000 Growth Index, respectively. Sector returns within the Russell 1000 Value Index diverged widely, with Consumer Discretionary (+37%) and Materials (+31%) performing the best and Financials (+5%) and Energy (+11%) lagging on a relative basis during the period.

2

The Fund’s underperformance versus its benchmark was due to weak stock selection. Stock selection detracted most in Consumer Discretionary, Financials, and Consumer Staples, more than offsetting stronger selection in Materials and Industrials. Sector positioning, which is a result of bottom-up (i.e. stock by stock fundamental research) stock selection decisions, was additive during the period. The Fund’s underweight (i.e. the Fund’s sector position was less than the benchmark position) to Financials and overweight (i.e. the Fund’s sector position was greater than the benchmark position) to Materials contributed positively to benchmark-relative (i.e. performance of the Fund as measured by the benchmark) results, while an overweight to Health Care and underweight to Telecommunication Services detracted.

Holdings of Dean Foods (Consumer Staples), Hewlett-Packard (Information Technology), and Microsoft (Information Technology) detracted most from benchmark-relative returns during the period. Shares of Dean Foods, a U.S.-based food and beverage company, fell after the company issued disappointing earnings guidance in both the first and second quarters of the period. The company’s lower than expected earnings was partially attributable to retailers promoting less-expensive store brand milk over more profitable premium milk. The abrupt departure of Hewlett-Packard CEO Mark Hurd caused shares of Hewlett-Packard, the global server, PC and printer company, to fall. The company’s acquisition of Palm also weighed on the stock. Microsoft, a global technology company, saw its shares fall amid concerns about sluggish enterprise spending and a slow uptake of the new Windows 7 operating system. Stocks that detracted most from absolute returns included Bank of America (Financials) and Exxon Mobil (Energy).

Among the top contributors to benchmark-relative returns were Cummins (Industrials), Cliffs Natural Resources (Materials), and Agrium (Materials). Shares of Cummins, a global leader in energy efficient and low emission engine technology for commercial vehicles, rose on favorable earnings reports and guidance as the economic recovery increased demand for engines and components. Cliffs Natural Resources, an iron ore mining company, saw its shares rise with earnings and the price of iron ore. As the company reached our price target, we sold the position. North American fertilizer wholesaler and retailer Agrium’s shares rose as fertilizer demand hit an inflection point. Grain inventory reached extremely low levels (U.S. corn ending inventory projecte d at 8%, the lowest percentage since the 1995-96 crop years) and soft commodity prices rose. Also, BHP Billiton's bid for competitor Potash focused investors on the gap between equity valuations and the replacement cost of the assets of the company. Top absolute contributors for the period included Stanley Black & Decker (Consumer Discretionary).

What is the outlook?

Throughout much of the recent downturn, developed market fiscal and monetary stimulus provided much-needed support to the global economy. While this was beneficial in the short term, over the longer run it has the potential to open the door to imbalances in the economy as the government squeezes out private sector growth. As the recovery progresses and stimulus spending winds down, we believe that growth in the more efficient, productivity-enhancing private sector will again be the primary driver behind rising GDP. This productive growth can help foster a self-sustaining economic cycle, supporting further economic expansion.

We believe the strong earnings growth seen to date will continue as companies take advantage of expansion on a global scale and the opportunities that such an expansion creates. Despite headlines focused on broad economic weakness in developed economies, global GDP growth is recovering from the 2008-2009 recession as emerging economies resume their strong growth trends and developed economies achieve low, but likely sustainable, growth. The developed market focus employed by many investors has created a widening chasm between economic perception and the reality seen where it matters most for stock prices: corporate earnings. Within this perception gap we are finding opportunities to purchase companies with robust growth trading at attractive multiples due to macroeconomic concerns.

Based on bottom-up stock decisions, we ended the period most overweight in the Information Technology, Consumer Discretionary, and Materials sectors relative to the Russell 1000 Value Index; our largest underweights were in Financials, Utilities, and Telecommunication Services relative to the Russell 1000 Value Index.

Diversification by Industry
as of October 31, 2010

Percentage of
Industry (Sector)	Net Assets
Automobiles & Components (Consumer Discretionary)	0.6%
Banks (Financials)	6.3
Capital Goods (Industrials)	9.9
Commercial & Professional Services (Industrials)	1.0
Consumer Durables & Apparel (Consumer Discretionary)	2.8
Diversified Financials (Financials)	8.9
Energy (Energy)	12.9
Food & Staples Retailing (Consumer Staples)	2.3
Food, Beverage & Tobacco (Consumer Staples)	5.8
Health Care Equipment & Services (Health Care)	3.5
Household & Personal Products (Consumer Staples)	0.6
Insurance (Financials)	6.7
Materials (Materials)	5.6
Media (Consumer Discretionary)	2.6
Pharmaceuticals, Biotechnology & Life Sciences (Health Care)	7.9
Retailing (Consumer Discretionary)	4.8
Semiconductors & Semiconductor Equipment (Information Technology)	4.4
Software & Services (Information Technology)	1.4
Technology Hardware & Equipment (Information Technology)	3.4
Telecommunication Services (Services)	2.9
Utilities (Utilities)	3.6
Short-Term Investments	1.5
Other Assets and Liabilities	0.6
Total	100.0%

3

The Hartford Value Fund
Schedule of Investments
October 31, 2010
(000’s Omitted)

Shares or Principal Amount		Market Value ╪
COMMON STOCKS - 97.9%
	Automobiles & Components - 0.6%
187	Ford Motor Co. ●	$2,645
	Banks - 6.3%
176	PNC Financial Services Group, Inc.	9,470
193	US Bancorp	4,664
581	Wells Fargo & Co.	15,158
		29,292
	Capital Goods - 9.9%
53	3M Co.	4,447
65	Boeing Co.	4,585
588	General Electric Co.	9,425
88	Illinois Tool Works, Inc.	4,030
200	Ingersoll-Rand plc	7,874
87	PACCAR, Inc.	4,465
226	Textron, Inc.	4,709
178	Tyco International Ltd.	6,795
		46,330
	Commercial & Professional Services - 1.0%
134	Waste Management, Inc.	4,779
	Consumer Durables & Apparel - 2.8%
201	Mattel, Inc.	4,699
132	Stanley Black & Decker, Inc.	8,168
		12,867
	Diversified Financials - 8.9%
71	Ameriprise Financial, Inc.	3,644
561	Bank of America Corp.	6,421
178	Bank of New York Mellon Corp.	4,455
116	Credit Suisse Group ADR	4,793
52	Goldman Sachs Group, Inc.	8,369
366	JP Morgan Chase & Co.	13,754
		41,436
	Energy - 12.9%
32	Anadarko Petroleum Corp.	1,939
54	Apache Corp.	5,455
142	Baker Hughes, Inc.	6,560
162	Chevron Corp.	13,391
105	ConocoPhillips Holding Co.	6,261
34	EOG Resources, Inc.	3,264
92	Exxon Mobil Corp.	6,089
140	Marathon Oil Corp.	4,973
115	Occidental Petroleum Corp.	9,050
97	Southwestern Energy Co. ●	3,294
		60,276
	Food & Staples Retailing - 2.3%
185	CVS/Caremark Corp.	5,572
174	Sysco Corp.	5,132
		10,704
	Food, Beverage & Tobacco - 5.8%
198	Dean Foods Co. ●	2,054
69	General Mills, Inc.	2,572
182	Kraft Foods, Inc.	5,886
86	Molson Coors Brewing Co.	4,038
86	PepsiCo, Inc.	5,642
115	Philip Morris International, Inc.	6,733
		26,925
	Health Care Equipment & Services - 3.5%
90	Baxter International, Inc.	4,596
94	Covidien plc	3,744
153	UnitedHealth Group, Inc.	5,519
55	Zimmer Holdings, Inc. ●	2,590
		16,449
	Household & Personal Products - 0.6%
41	Kimberly-Clark Corp.	2,610
	Insurance - 6.7%
162	ACE Ltd.	9,602
105	Chubb Corp.	6,069
250	Marsh & McLennan Cos., Inc.	6,238
146	Principal Financial Group, Inc.	3,919
250	Unum Group	5,607
		31,435
	Materials - 5.6%
34	CF Industries Holdings, Inc.	4,142
144	Dow Chemical Co.	4,424
103	E.I. DuPont de Nemours & Co.	4,851
74	Mosaic Co.	5,399
116	Rexam plc ADR	2,952
327	Steel Dynamics, Inc.	4,754
		26,522
	Media - 2.6%
248	CBS Corp. Class B	4,200
381	Comcast Corp. Class A	7,834
		12,034
	Pharmaceuticals, Biotechnology & Life Sciences - 7.9%
85	Abbott Laboratories	4,373
96	Amgen, Inc. ●	5,496
83	Johnson & Johnson	5,272
172	Merck & Co., Inc.	6,229
564	Pfizer, Inc.	9,817
104	Teva Pharmaceutical Industries Ltd. ADR	5,377
		36,564
	Retailing - 4.8%
158	Home Depot, Inc.	4,882
116	Kohl's Corp. ●	5,929
63	Nordstrom, Inc.	2,441
179	Staples, Inc.	3,656
108	Target Corp.	5,620
		22,528
	Semiconductors & Semiconductor Equipment - 4.4%
148	Analog Devices, Inc.	4,983
336	Intel Corp.	6,747
162	Maxim Integrated Products, Inc.	3,518
205	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	2,239
27	Texas Instruments, Inc.	789
89	Xilinx, Inc.	2,389
		20,665
	Software & Services - 1.4%
243	Microsoft Corp.	6,484
	Technology Hardware & Equipment - 3.4%
284	Cisco Systems, Inc. ●	6,474
112	Hewlett-Packard Co.	4,723
105	Qualcomm, Inc.	4,721
		15,918

The accompanying notes are an integral part of these financial statements.

4

Shares or Principal Amount			Market Value ╪
COMMON STOCKS - 97.9% - (continued)
	Telecommunication Services - 2.9%
478	AT&T, Inc.		$13,619
	Utilities - 3.6%
114	Edison International		4,192
81	Entergy Corp.		6,029
42	NextEra Energy, Inc.		2,334
136	Northeast Utilities		4,267
			16,822

	Total common stocks
	(cost $418,311)		$456,904

	Total long-term investments
	(cost $418,311)		$456,904

SHORT-TERM INVESTMENTS - 1.5%
	Repurchase Agreements - 1.5%
	Bank of America Merrill Lynch TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $1,633,
	collateralized by FHLMC 3.50% - 6.02%,
	2025 - 2038, FNMA 3.12% - 5.50%, 2034 -
	2040, value of $1,666)
$1,633	0.23%, 10/31/2010		$1,633
	BNP Paribas Securities Corp. TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $990,
	collateralized by FHLMC 3.50% - 6.00%,
	2022 - 2040, FNMA 4.00% - 7.00%, 2023 -
	2040, value of $1,009)
990	0.23%, 10/31/2010		990
	Deutsche Bank Securities TriParty Joint
	Repurchase Agreement (maturing on
	11/01/2010 in the amount of $4,461,
	collateralized by GNMA 4.00% - 7.00%,
	2034 - 2040, value of $4,550)
4,461	0.22%, 10/31/2010		4,461
	UBS Securities, Inc. Joint Repurchase
	Agreement (maturing on 11/01/2010 in the
	amount of $4, collateralized by U.S.
	Treasury Bill 0.88%, 2011, value of $5)
4	0.21%, 10/31/2010		4
			7,088

	Total short-term investments
	(cost $7,088)		$7,088

	Total investments
	(cost $425,399) ▲	99.4%	$463,992
	Other assets and liabilities	0.6%	2,651
	Total net assets	100.0%	$466,643

The accompanying notes are an integral part of these financial statements.

5

The Hartford Value Fund
Schedule of Investments – (continued) October 31, 2010
(000’s Omitted)

Note:
Percentage of investments as shown is the ratio of the total market value to total net assets. Market value of investments in foreign securities represents 2.7% of total net assets at October 31, 2010.

Prices of foreign equities that are principally traded on certain foreign markets are adjusted daily pursuant to a third party pricing service methodology approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At October 31, 2010, the cost of securities for federal income tax purposes was $429,006 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$51,716
Unrealized Depreciation	(16,730)
Net Unrealized Appreciation	$34,986

●	Currently non-income producing.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

6

The Hartford Value Fund
Investment Valuation Hierarchy Level Summary
October 31, 2010
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks ‡	$456,904	$456,904	$–	$–
Short-Term Investments	7,088	–	7,088	–
Total	$463,992	$456,904	$7,088	$–

♦	For the year ended October 31, 2010, there were no significant transfers between Level 1 and Level 2.
‡	The Fund has all or primarily all of the equity securities categorized in a particular level. Refer to the Schedule of Investments for further industry breakout.

The accompanying notes are an integral part of these financial statements.

7

The Hartford Value Fund
Statement of Assets and Liabilities
October 31, 2010
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $425,399)	$463,992
Cash	54
Receivables:
Investment securities sold	4,583
Fund shares sold	754
Dividends and interest	593
Other assets	61
Total assets	470,037
Liabilities:
Payables:
Investment securities purchased	3,000
Fund shares redeemed	270
Investment management fees	54
Dividends	24
Administrative fees	—
Distribution fees	6
Accrued expenses	40
Total liabilities	3,394
Net assets	$466,643
Summary of Net Assets:
Capital stock and paid-in-capital	$478,414
Accumulated undistributed net investment income	242
Accumulated net realized loss on investments	(50,606)
Unrealized appreciation of investments	38,593
Net assets	$466,643

Shares authorized	500,000
Par value	$0.001
Class A: Net asset value per share/Maximum offering price per share	$10.65 /$11.27
Shares outstanding	6,189
Net assets	$65,915
Class B: Net asset value per share	$10.46
Shares outstanding	523
Net assets	$5,467
Class C: Net asset value per share	$10.44
Shares outstanding	1,272
Net assets	$13,276
Class I: Net asset value per share	$10.58
Shares outstanding	435
Net assets	$4,604
Class R3: Net asset value per share	$10.45
Shares outstanding	98
Net assets	$1,024
Class R4: Net asset value per share	$10.51
Shares outstanding	54
Net assets	$564
Class R5: Net asset value per share	$10.56
Shares outstanding	10
Net assets	$101
Class Y: Net asset value per share	$10.57
Shares outstanding	35,536
Net assets	$375,692

The accompanying notes are an integral part of these financial statements.

8

The Hartford Value Fund
Statement of Operations
For the Year Ended October 31, 2010
(000’s Omitted)

Investment Income:
Dividends	$8,744
Interest	12
Total investment income	8,756
Expenses:
Investment management fees	3,096
Administrative services fees	1
Transfer agent fees	204
Distribution fees
Class A	158
Class B	65
Class C	123
Class R3	3
Class R4	1
Custodian fees	6
Accounting services fees	57
Registration and filing fees	95
Board of Directors' fees	9
Audit fees	15
Other expenses	47
Total expenses (before waivers and fees paid indirectly)	3,880
Expense waivers	(74)
Transfer agent fee waivers	(6)
Commission recapture	(7)
Custodian fee offset	—
Total waivers and fees paid indirectly	(87)
Total expenses, net	3,793
Net Investment Income	4,963
Net Realized Gain on Investments:
Net realized gain on investments in securities	16,409
Net Realized Gain on Investments	16,409
Net Changes in Unrealized Appreciation of Investments:
Net unrealized appreciation of investments	25,080
Net Changes in Unrealized Appreciation of Investments	25,080
Net Gain on Investments	41,489
Net Increase in Net Assets Resulting from Operations	$46,452

The accompanying notes are an integral part of these financial statements.

9

The Hartford Value Fund
Statement of Changes in Net Assets
(000’s Omitted)

	For the	For the
	Year Ended	Year Ended
	October 31, 2010	October 31, 2009
Operations:
Net investment income	$4,963	$5,181
Net realized gain (loss) on investments	16,409	(45,951)
Net unrealized appreciation of investments	25,080	84,505
Net Increase In Net Assets Resulting From Operations	46,452	43,735
Distributions to Shareholders:
From net investment income
Class A	(471)	(1,350)
Class B	(9)	(71)
Class C	(16)	(90)
Class I	(47)	(39)
Class R3	(6)	(4)
Class R4	(5)	(5)
Class R5	(1)	—
Class Y	(4,284)	(8,841)
Total distributions	(4,839)	(10,400)
Capital Share Transactions:
Class A	2,556	(2,129)
Class B	(2,510)	(520)
Class C	1,556	690
Class I	1,870	1,692
Class R3	716	106
Class R4	355	(14)
Class R5	96	—
Class Y	45,075	56,661
Net increase from capital share transactions	49,714	56,486
Net Increase In Net Assets	91,327	89,821
Net Assets:
Beginning of period	375,316	285,495
End of period	$466,643	$375,316
Accumulated undistributed (distribution in excess of) net investment income (loss)	$242	$156

The accompanying notes are an integral part of these financial statements.

10

The Hartford Value Fund
Notes to Financial Statements
October 31, 2010
(000’s Omitted)

1.	Organization:

The Hartford Mutual Funds, Inc. (“Company”) is an open-end management investment company comprised of forty-seven portfolios. Financial statements for The Hartford Value Fund (the “Fund”), a series of the Company, are included in this report.

The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund is a diversified open-end management investment company.

Class A shares are sold with a front-end sales charge of up to 5.50%. Class B shares were sold with a contingent deferred sales charge which is assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declines from up to 5.00% to zero depending on the period of time the shares are held (see note below regarding the closing of Class B shares). Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Class I shares are sold without sales charges to certain eligible investors primarily through advisory fee-based wrap programs. Classes R3, R4 and R5 shares, which are offered to employer-sponsored retirement plans, and Class Y shares, which are sold to certain eligible institutional investors, are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance, and that Class B shares automatically convert to Class A shares after 8 years.

No new or additional investments are allowed in Class B shares of The Hartford Mutual Funds (including investments through any systematic investment plan). Existing shareholders of Class B shares may continue to hold their Class B shares, exchange their Class B shares for Class B shares of another Hartford Mutual Fund (as permitted by existing exchange privileges), or redeem their Class B shares as described in the Fund’s prospectus. Reinstatement privileges with respect to Class B shares will continue under the current policy. For investors electing to reinvest capital gains and dividends, any such capital gains or dividends on Class B shares will continue to be reinvested in Class B shares of the Fund. All Class B share attributes, including the 12b-1 fee, contingent deferred sales charge schedule, and conversion to Class A shares remain unchanged.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund, which are in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”).

a)
Security Transactions and Investment Income – Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Security gains and losses are determined on the basis of identified cost.

Dividend income is accrued as of the ex-dividend date, except that certain dividends for foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the dividend in the exercise of reasonable diligence. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

b)
Security Valuation – The Fund generally uses market prices in valuing portfolio securities. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Directors. Market prices may be deemed unreliable, for example, if a security is thinly traded or if an event has occurred after the close of the security’s primary market, but before the close of the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern Time, referred to as the “Valuation Time”) that is expected to affect the value of the portfolio security. The circumstances in which the Fund may use fair value pricing include, among others: (i) the occurrence of events that are significant to a particular issuer, such as mergers, restructuring or defaults; (ii) the occurrence of events that are significant to an entire market, such as natural disasters in a particular region or governmental actions; (iii) trading restrictions on securities; (iv) thinly traded securities and (v) market events such as trading halts and early market

11

The Hartford Value Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

closings. In addition, with respect to the valuation of equities primarily traded on foreign markets, the Fund uses a fair value pricing service approved by the Fund’s Board of Directors, which employs quantitative models that evaluate changes in the value of foreign market proxies (e.g., futures contracts, American Depositary Receipts, exchange traded funds (“ETFs”)) after the close of the foreign markets but before the Valuation Time. Securities that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio security is primarily traded but before the Valuation Time. There can be no assurance that the Fund could obtain the fair value assigned to a security if the Fund were to sell the security at approximately the time at which the Fund determines its NAV.

Exchange-traded equity securities are valued at the last reported sale price or official close price on the exchange or market on which the security is primarily traded (the “Primary Market”) at the Valuation Time. If the security did not trade on the Primary Market, it may be valued at the Valuation Time at the last reported sale price on another exchange where it trades. The value of an equity security not traded on any exchange but traded on the Nasdaq Stock Market, Inc. or another over-the-counter market shall be valued at the last reported sale price or official closing price on the exchange or market on which the security is traded as of the Valuation Time.

Foreign-denominated assets, including investment securities, and liabilities are translated from the local currency into U.S. dollars using exchange rates obtained from an independent third party as of the Fund’s Valuation Time.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Directors.

Other derivative or contractual type instruments shall be valued using market prices if such instruments trade on an exchange or market. If such instruments do not trade on an exchange or market, such instruments shall be valued at a price at which the counterparty to such contract would repurchase the instrument. In the event that the counterparty cannot provide a price, such valuation may be determined in accordance with procedures established by the Fund’s Board of Directors.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•
Level 1 – Quoted prices in active markets for identical securities. Level 1 may include exchange-traded instruments such as domestic equities, some foreign equities, options, futures, mutual funds, ETFs, rights and warrants.

•
Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar securities; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt securities that are traded less frequently than exchange-traded instruments and which are valued using third party pricing services; foreign equities, whose value is determined using a multi-factor regression model with inputs that are observable in the market; and money market instruments, which are valued at amortized cost.

•
Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using broker quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and broker quotes for comparable securities along with other assumptions relating to credit quality, collateral value, complexity of the security structure, general market conditions and liquidity. This category may include securities where trading has been halted or there are certain restrictions on trading. While these securities are priced using unobservable inputs, the valuation of these

12

securities reflects the best available data and management believes the prices are a reasonable representation of exit price.

Individual securities within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

During the year ended October 31, 2010, the Fund held no Level 3 securities, therefore no reconciliation of Level 3 securities is presented.

For additional information, refer to the Investment Valuation Hierarchy Level Summary which follows the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Joint Trading Account – The Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements and/or short-term money market instruments.

d)
Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell a security and agrees to repurchase the security sold at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral security(ies), including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk. To minimize counterparty risk, the securities that serve to collateralize the repurchase agreement are held by the Fund's custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of October 31, 2010.

e)
Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of each business day of the Exchange. The NAV is determined separately for each class of the Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Orders for the purchase of the Fund’s shares prior to the close of the Exchange on any day on which the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

The Fund intends to distribute substantially all of its net investment income and net realized capital gains to shareholders no less frequently than once a year. Normally, dividends from net investment income of the Fund are declared and paid annually. Unless shareholders specify otherwise, all dividends will be automatically reinvested in additional full or fractional shares of the Fund.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

f)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Operating results in the future could vary from the amounts derived from management’s estimates.

13

The Hartford Value Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

g)
Indemnifications – Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, the Company, on behalf of the Fund, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Federal Income Taxes:

a)
Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of RICs. The Fund has distributed substantially all of its income and capital gains in prior years and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2010. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)
Net Investment Income (Loss), Net Realized Gains (Losses) – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable):

	For the Year Ended	For the Year Ended
	October 31, 2010	October 31, 2009
Ordinary Income	$4,815	$10,400

As of October 31, 2010, the Fund’s components of distributable earnings (deficit) on a tax basis were as follows:

Amount
Undistributed Ordinary Income	$266
Accumulated Capital Losses *	(46,999)
Unrealized Appreciation †	34,986
Total Accumulated Deficit	$(11,747)

*	The Fund has capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
†
The differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)
Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between GAAP and tax accounting for such items as expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributable income may be shown in the accompanying Statement of Assets and Liabilities as from accumulated undistributed net investment income or from accumulated net realized gains

14

on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2010, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Accumulated Undistributed Net Investment Income	$(38)
Accumulated Net Realized Gain (Loss) on Investments	38

e)	Capital Loss Carryforward – At October 31, 2010 (tax-year-end), the Fund had capital loss carryforwards for U.S. federal income tax purposes of approximately:

Year of Expiration	Amount
2016	$802
2017	46,197
Total	$46,999

As of October 31, 2010, the Fund utilized $16,918 of prior year capital loss carryforwards.

f)
Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end October 31, 2010. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

4.	Expenses:

a)
Investment Management Agreement – Hartford Investment Financial Services, LLC (“HIFSCO”), a wholly-owned indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”), serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Company. As investment manager, HIFSCO has overall investment supervisory responsibility for the Fund. In addition, HIFSCO provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HIFSCO has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to HIFSCO, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HIFSCO for investment management services rendered as of October 31, 2010; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee (1)
On first $500 million	0.7000%
On next $4.5 billion	0.6000%
On next $5 billion	0.5975%
Over $10 billion	0.5950%

15

The Hartford Value Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

(1)
As of July 1, 2010, HIFSCO has agreed to reduce its contractual investment management fee by 0.10% on the first $1 billion of average daily net assets and 0.05% for assets over $1 billion. In addition, HIFSCO has agreed to waive 0.05% of its investment management fee until June 30, 2011. Prior to July 1, 2010, the investment management fee was as follows:

Average Daily Net Assets	Annual Fee
On first $500 million	0.8000%
On next $500 million	0.7000%
On next $4 billion	0.6500%
On next $5 billion	0.6475%
Over $10 billion	0.6450%

b)
Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between Hartford Life Insurance Company (“HLIC”) and the Fund, HLIC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average net assets. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.014%
On next $5 billion	0.012%
Over $10 billion	0.010%

c)
Operating Expenses – Allocable expenses incurred by the Company are allocated to each Fund and allocated to classes within the Fund in proportion to the average daily net assets of the Fund and each class, except where allocation of certain expenses is more fairly made directly to the Fund or to specific classes within a Fund. As of October 31, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.20%	1.95%	1.95%	0.95%	1.40%	1.10%	0.80%	0.75%

From November 1, 2009 through June 30, 2010, HIFSCO contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, certain distribution expenses and extraordinary expenses as follows:

Class A	Class B	Class C	Class I	Class R3	Class R4	Class R5	Class Y
1.40%	2.15%	2.15%	1.15%	1.65%	1.35%	1.05%	1.00%

d)
Fees Paid Indirectly – The Fund has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Fund’s expenses. In addition, the Fund’s custodian bank has also agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2010, these amounts are included in the Statement of Operations.

16

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. Had the fees paid indirectly been included, the annualized expense ratio for the periods listed below would have been as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	October 31,	October 31,	October 31,	October 31,		October 31,
	2010	2009	2008	2007		2006
Class A Shares	1.28%	1.39%	1.32%	1.32%		1.37%
Class B Shares	2.09	1.88	2.06	2.15		2.12
Class C Shares	2.00	2.14	2.09	2.09		2.14
Class I Shares	0.90	0.99	0.95	1.00	*
Class R3 Shares	1.50	1.62	1.65	1.65	†
Class R4 Shares	1.19	1.29	1.30	1.35	†
Class R5 Shares	0.87	0.97	0.98	1.05	†
Class Y Shares	0.80	0.87	0.87	0.88		0.91

*	From May 31, 2007 (commencement of operations), through October 31, 2007.
†	From December 22, 2006 (commencement of operations), through October 31, 2007.

e)
Distribution and Service Plan for Class A, B, C, R3 and R4 Shares – HIFSCO is the principal underwriter and distributor of the Fund. HIFSCO is engaged in distribution activities, which include marketing and distribution of shares through broker-dealers, financing distribution costs and maintaining financial books and records. For the year ended October 31, 2010, HIFSCO received front-end load sales charges of $261 and contingent deferred sales charges of $4 from the Fund.

The Fund has adopted a Distribution and Service Plan in accordance with Rule 12b-1 of the 1940 Act to compensate the distributor (HIFSCO) for activities intended to result in the sale and distribution of Classes A, B, C, R3 and R4 shares and for providing services for shareholders. The Rule 12b-1 plan applicable to Class A shares of the Fund provides for payment of a Rule 12b-1 fee of up to 0.35% of average daily net assets; however, the Board of Directors has currently authorized 12b-1 payments of up to 0.25%. Some or all of the fee may be used for shareholder servicing expenses with the remainder used for distribution expenses. Some or the entire Rule 12b-1 fee for Class B shares may be remitted to broker-dealers for distribution and/or shareholder account services. Under the Class B Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class B shares that are outstanding for 8 years or less, 0.25% of which is a fee for services provided to existing shareholders with the remainder used for distribution expenses. After eight years, Class B shares convert to Class A shares. Upon conversion to Class A shares, the Class A plan described above will apply to those shares. Under the Class C Plan, the Fund pays the distributor 1.00% of the average daily net assets of Class C shares outstanding, 0.25% of which is intended as a fee for services provided to existing shareholders with the remainder used for distribution expenses. For Class C shares, some or the entire fee may be remitted to broker-dealers for distribution and/or shareholder account services. Class R3 shares have a distribution fee of 0.50% and Class R4 shares have a distribution fee of 0.25%. For Classes R3 and R4 shares, some or the entire fee may be remitted to broker dealers for distribution and/or shareholder account services. The Fund’s 12b-1 fees are accrued daily and paid monthly.

For the year ended October 31, 2010, total sales commissions paid to affiliated brokers/dealers of The Hartford for distributing the Fund’s shares were $6. These commissions are in turn paid to sales representatives of the broker/dealers.

f)
Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of HIFSCO and/or The Hartford or its subsidiaries. For the year ended October 31, 2010, a portion of the Fund’s chief compliance officer’s salary was paid by all the investment companies in the Hartford fund complex. The portion allocated to the Fund was in the amount of $1. Hartford Administrative Services Company (“HASCO”), an indirect wholly owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO has contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for all classes. The amount HASCO was compensated for providing such services and any related contractual reimbursement amounts, if applicable, can be found on the Statement of Operations. These fees are accrued daily and paid monthly.

17

The Hartford Value Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

Administrative services fees are paid to HASCO for third-party recordkeeping services that are payable as a percentage of net assets in the amount of 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statement of Operations. These fees are accrued daily and paid monthly.

g)
Payment from Affiliate – On November 8, 2006, the SEC issued an order setting forth the terms of a settlement reached with three subsidiaries of The Hartford that resolves the SEC’s Division of Enforcement’s investigation of aspects of The Hartford’s variable annuity and mutual fund operations related to directed brokerage and revenue sharing. The Hartford settled this matter without admitting or denying the findings of the SEC.

The total return in the accompanying financial highlights includes payment from affiliate. Had the payment from affiliate been excluded, the impact and total return for the periods listed below would have been as follows:

	Impact from Payment from Affiliate for	Total Return Excluding Payment
	SEC Settlement for the Year ended	from Affiliate for the Year Ended
	October 31, 2007	October 31, 2007
Class A	–	16.60%
Class B	–	15.62
Class C	–	15.62
Class Y	–	17.06

5.	Affiliate Holdings:

As of October 31, 2010, affiliates of The Hartford had ownership of shares in the Fund as follows:

Shares
Class R4	10
Class R5	10

6.	Investment Transactions:

For the year ended October 31, 2010, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$173,572
Sales Proceeds Excluding U.S. Government Obligations	131,072

18

7.	Capital Share Transactions:

The following information is for the year ended October 31, 2010 and the year ended October 31, 2009:

	For the Year Ended October 31, 2010					For the Year Ended October 31, 2009
		Shares		Shares			Shares		Shares
		Issued for		Issued	Net Increase		Issued for		Issued	Net Increase
	Shares	Reinvested	Shares	from	(Decrease) of	Shares	Reinvested	Shares	from	(Decrease) of
	Sold	Dividends	Redeemed	Merger	Shares	Sold	Dividends	Redeemed	Merger	Shares
Class A
Shares	1,944	43	(1,791)	—	196	2,423	150	(2,931)	—	(358)
Amount	$20,419	$455	$(18,318)	$—	$2,556	$20,763	$1,265	$(24,157)	$—	$(2,129)
Class B
Shares	38	1	(285)	—	(246)	229	8	(294)	—	(57)
Amount	$379	$9	$(2,898)	$—	$(2,510)	$1,838	$66	$(2,424)	$—	$(520)
Class C
Shares	375	2	(226)	—	151	407	10	(346)	—	71
Amount	$3,824	$14	$(2,282)	$—	$1,556	$3,421	$82	$(2,813)	$—	$690
Class I
Shares	444	3	(276)	—	171	273	3	(79)	—	197
Amount	$4,640	$32	$(2,802)	$—	$1,870	$2,348	$31	$(687)	$—	$1,692
Class R3
Shares	81	1	(10)	—	72	13	—	(1)	—	12
Amount	$813	$6	$(103)	$—	$716	$109	$4	$(7)	$—	$106
Class R4
Shares	41	1	(5)	—	37	5	1	(8)	—	(2)
Amount	$398	$5	$(48)	$—	$355	$45	$5	$(64)	$—	$(14)
Class R5
Shares	9	—	—	—	9	—	—	—	—	—
Amount	$95	$1	$—	$—	$96	$—	$—	$—	$—	$—
Class Y
Shares	8,322	409	(4,260)	—	4,471	8,417	1,042	(2,063)	—	7,396
Amount	$84,282	$4,284	$(43,491)	$—	$45,075	$66,473	$8,841	$(18,653)	$—	$56,661
Total
Shares	11,254	460	(6,853)	—	4,861	11,767	1,214	(5,722)	—	7,259
Amount	$114,850	$4,806	$(69,942)	$—	$49,714	$94,997	$10,294	$(48,805)	$—	$56,486

The following reflects the conversion of Class B Shares into Class A Shares (reflected as Class A Shares sold) for the year ended October 31, 2010 and the year ended October 31, 2009:

	Shares	Dollars
For the Year Ended October 31, 2010	77	$808
For the Year Ended October 31, 2009	51	$478

8.	Line of Credit:

The Fund is one of several Hartford funds that participate in a $500 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, a fund is required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the year ended October 31, 2010, the Fund did not have any borrowings under this facility.

9.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds”, equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

19

The Hartford Value Fund
Notes to Financial Statements – (continued)
October 31, 2010
(000’s Omitted)

10.	Pending Legal Proceedings:

A derivative lawsuit was filed on October 14, 2010 against Hartford Investment Financial Services, LLC (“HIFSCO”), seeking recovery under Section 36(b) of the Investment Company Act for the alleged overpayment of investment management and distribution fees to HIFSCO on behalf of six funds: The Hartford Capital Appreciation Fund, The Hartford Dividend and Growth Fund, The Hartford Income Fund, The Hartford MidCap Fund, The Hartford Short Duration Fund, and The Hartford Total Return Bond Fund (together, the "Funds"). Plaintiff alleges that HIFSCO subcontracts out most of the investment management work for less than the actual investment management fees charged to the Funds. Plaintiff also alleges that as the Funds have grown in size, HIFSCO has not properly discounted the distribution fees charged to the Funds pursuant to Rule 12b-1. Plaintiff alleges that HIFSCO has not provided the Board of Directors with information necessary to evaluate the investment management and 12b-1 fees and, therefore, that the Directors have not exercised sufficient care in approving the fees. Plaintiff seeks recovery of the alleged overpayments or, alternatively, rescission of the contracts and restitution of all fees paid. The Hartford intends to vigorously defend the action.

No accrual for litigation relating to this matter has been accrued in the financial statements of the Funds because the Funds are not party to the suit.

20

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21

The Hartford Value Fund
Financial Highlights
- Selected Per-Share Data (A) -

	Net Asset			Net Realized						Net Increase
	Value at			and Unrealized	Total from	Dividends from	Distributions			(Decrease) in	Net Asset
	Beginning of	Net Investment	Payments from	Gain (Loss) on	Investment	Net Investment	from Realized	Distributions	Total	Net Asset	Value at End
Class	Period	Income (Loss)	(to) Affiliate	Investments	Operations	Income	Capital Gains	from Capital	Distributions	Value	of Period

For the Year Ended October 31, 2010 (E)
A	$9.63	$0.09	$–	$1.01	$1.10	$(0.08)	$–	$–	$(0.08)	$1.02	$10.65
B	9.47	0.01	–	0.99	1.00	(0.01)	–	–	(0.01)	0.99	10.46
C	9.45	0.02	–	0.98	1.00	(0.01)	–	–	(0.01)	0.99	10.44
I	9.59	0.12	–	0.99	1.11	(0.12)	–	–	(0.12)	0.99	10.58
R3	9.47	0.06	–	1.00	1.06	(0.08)	–	–	(0.08)	0.98	10.45
R4	9.52	0.09	–	1.01	1.10	(0.11)	–	–	(0.11)	0.99	10.51
R5	9.55	0.12	–	1.01	1.13	(0.12)	–	–	(0.12)	1.01	10.56
Y	9.55	0.14	–	1.01	1.15	(0.13)	–	–	(0.13)	1.02	10.57

For the Year Ended October 31, 2009 (E)
A	8.95	0.11	–	0.78	0.89	(0.21)	–	–	(0.21)	0.68	9.63
B	8.73	0.06	–	0.77	0.83	(0.09)	–	–	(0.09)	0.74	9.47
C	8.72	0.04	–	0.77	0.81	(0.08)	–	–	(0.08)	0.73	9.45
I	8.97	0.10	–	0.81	0.91	(0.29)	–	–	(0.29)	0.62	9.59
R3	8.87	0.07	–	0.77	0.84	(0.24)	–	–	(0.24)	0.60	9.47
R4	8.89	0.11	–	0.77	0.88	(0.25)	–	–	(0.25)	0.63	9.52
R5	8.92	0.14	–	0.77	0.91	(0.28)	–	–	(0.28)	0.63	9.55
Y	8.93	0.15	–	0.77	0.92	(0.30)	–	–	(0.30)	0.62	9.55

For the Year Ended October 31, 2008
A	14.13	0.16	–	(4.60)	(4.44)	(0.10)	(0.64)	–	(0.74)	(5.18)	8.95
B	13.78	0.08	–	(4.49)	(4.41)	–	(0.64)	–	(0.64)	(5.05)	8.73
C	13.78	0.06	–	(4.48)	(4.42)	–	(0.64)	–	(0.64)	(5.06)	8.72
I	14.15	0.17	–	(4.56)	(4.39)	(0.15)	(0.64)	–	(0.79)	(5.18)	8.97
R3	14.00	0.03	–	(4.46)	(4.43)	(0.06)	(0.64)	–	(0.70)	(5.13)	8.87
R4	14.03	0.08	–	(4.48)	(4.40)	(0.10)	(0.64)	–	(0.74)	(5.14)	8.89
R5	14.07	0.19	–	(4.56)	(4.37)	(0.14)	(0.64)	–	(0.78)	(5.15)	8.92
Y	14.09	0.21	–	(4.57)	(4.36)	(0.16)	(0.64)	–	(0.80)	(5.16)	8.93

For the Year Ended October 31, 2007
A	12.91	0.12	–	1.89	2.01	–	(0.79)	–	(0.79)	1.22	14.13
B	12.71	0.01	–	1.85	1.86	–	(0.79)	–	(0.79)	1.07	13.78
C	12.71	0.02	–	1.84	1.86	–	(0.79)	–	(0.79)	1.07	13.78
I(G)	13.85	0.03	–	0.27	0.30	–	–	–	–	0.30	14.15
R3(J)	12.51	0.05	–	1.44	1.49	–	–	–	–	1.49	14.00
R4(J)	12.51	0.09	–	1.43	1.52	–	–	–	–	1.52	14.03
R5(J)	12.51	0.12	–	1.44	1.56	–	–	–	–	1.56	14.07
Y	12.91	0.09	–	1.97	2.06	(0.09)	(0.79)	–	(0.88)	1.18	14.09

For the Year Ended October 31, 2006
A	10.79	0.09	–	2.11	2.20	(0.08)	–	–	(0.08)	2.12	12.91
B	10.62	0.01	–	2.08	2.09	–	–	–	–	2.09	12.71
C	10.62	0.01	–	2.08	2.09	–	–	–	–	2.09	12.71
Y	10.79	0.15	–	2.10	2.25	(0.13)	–	–	(0.13)	2.12	12.91

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.

(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(E)	Per share amounts have been calculated using average shares outstanding method.
(F)	Total return without the inclusion of the Payments from (to) Affiliate, can be found in Expenses in the accompanying Notes to Financial Statements.
(G)	Commenced operations on May 31, 2007.
(H)	Not annualized.
(I)	Annualized.
(J)	Commenced operations on December 22, 2006.

22

- Ratios and Supplemental Data -

			Ratio of Expenses to Average Net		Ratio of Expenses to Average Net		Ratio of Expenses to Average Net
			Assets Before Waivers and		Assets After Waivers and		Assets After Waivers and		Ratio of Net Investment		Portfolio
		Net Assets at End of	Reimbursements and Including		Reimbursements and Including		Reimbursements and Excluding		Income to Average Net		Turnover
Total Return(B)		Period (000's)	Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Expenses not Subject to Cap(C)		Assets		Rate(D)

11.41%		$65,915	1.30%		1.28%		1.28%		0.88%		33%
10.59		5,467	2.22		2.09		2.09		0.08		–
10.63		13,276	2.02		2.00		2.00		0.15		–
11.57		4,604	0.92		0.90		0.90		1.26		–
11.22		1,024	1.53		1.50		1.50		0.62		–
11.51		564	1.21		1.19		1.19		0.94		–
11.86		101	0.89		0.87		0.87		1.21		–
12.02		375,692	0.82		0.80		0.80		1.36		–

10.29		57,687	1.41		1.40		1.40		1.27		50
9.61		7,286	2.43		1.89		1.89		0.77		–
9.47		10,591	2.18		2.14		2.14		0.49		–
10.60		2,534	1.00		1.00		1.00		1.24		–
9.92		248	1.63		1.63		1.63		0.86		–
10.26		163	1.29		1.29		1.29		1.36		–
10.65		8	0.97		0.97		0.97		1.67		–
10.74		296,799	0.88		0.88		0.88		1.73		–

(33.00)		56,864	1.32		1.32		1.32		1.32		57
(33.43)		7,211	2.27		2.06		2.06		0.57		–
(33.50)		9,160	2.10		2.10		2.10		0.54		–
(32.67)		598	0.96		0.96		0.96		1.66		–
(33.14)		122	1.73		1.65		1.65		0.87		–
(32.93)		166	1.31		1.31		1.31		1.29		–
(32.71)		8	0.98		0.98		0.98		1.65		–
(32.65)		211,366	0.88		0.88		0.88		1.76		–

16.61	(F)	89,023	1.32		1.32		1.32		0.89		32
15.63	(F)	12,976	2.23		2.15		2.15		0.07		–
15.63	(F)	13,710	2.09		2.09		2.09		0.13		–
2.17	(H)	46	1.00	(I)	1.00	(I)	1.00	(I)	1.00	(I)	–
11.91	(H)	11	1.65	(I)	1.65	(I)	1.65	(I)	0.47	(I)	–
12.15	(H)	11	1.35	(I)	1.35	(I)	1.35	(I)	0.78	(I)	–
12.47	(H)	11	1.05	(I)	1.05	(I)	1.05	(I)	1.07	(I)	–
17.07	(F)	301,813	0.89		0.89		0.89		1.30		–

20.52		79,476	1.38		1.38		1.38		0.89		50
19.68		11,957	2.29		2.13		2.13		0.15		–
19.68		12,943	2.15		2.15		2.15		0.12		–
21.07		72,054	0.92		0.92		0.92		1.36		–

23

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders of The Hartford Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Hartford Value Fund (one of the portfolios constituting The Hartford Mutual Funds, Inc. (the Funds)) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Value Fund of The Hartford Mutual Funds, Inc. at October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Minneapolis, MN
December 17, 2010

24

The Hartford Value Fund
Directors and Officers (Unaudited)

The Board of Directors appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Directors. Each director serves until his or her death, resignation, or retirement or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Directors and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the Investment Company Act of 1940, as amended. Each officer and two of the Company’s directors, as noted in the chart below, are “interested” persons of the Fund. Each director serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., which, as of October 31, 2010, collectively consist of 85 funds. Correspondence may be sent to directors and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Ms. Fagely may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125.

The table below sets forth, for each director and officer, his or her name, year of birth, current position with the Company and date first elected or appointed to The Hartford Mutual Funds, Inc. (“MF”) and The Hartford Mutual Funds II, Inc. (“MF2”), principal occupation, and, for directors, other directorships held. The Fund’s statement of additional information contains further information on the directors and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the directors of the Company can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or directors who are employed by The Hartford.

Non-Interested Directors

Lynn S. Birdsong (1946) Director since 2003, Co-Chairman of the Investment Committee
Mr. Birdsong is a private investor. Mr. Birdsong serves as a Director of the Sovereign High Yield Fund (4/2010 to current). Since 2003, Mr. Birdsong has been an independent director of The Japan Fund. From 2003 to March 2005, Mr. Birdsong was an independent director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an interested director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Director since 2002 (MF) and 1986 (MF2), Chairman of the Board since 2004
Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Director since 2001 (MF) and 2002 (MF2), Chairman of the Nominating Committee
Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Director since 2005
Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. From August 2004 to August 2005, Ms. Jaffee served as an Entrepreneur in Residence with Warburg Pincus, a private equity firm. From September 1995 to July 2004, Ms. Jaffee served as Executive Vice President at Citigroup, where she was President and Chief Executive Officer of Citibank’s Global Securities Services (1995 to 2003).

William P. Johnston (1944) Director since 2005, Chairman of the Compliance Committee
In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity investment firm. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.

25

The Hartford Value Fund
Directors and Officers (Unaudited) – (continued)

Phillip O. Peterson (1944) Director since 2002 (MF) and 2000 (MF2), Chairman of the Audit Committee
Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.

Lemma W. Senbet (1946) Director since 2005
Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department during 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Directors and Officers

David N. Levenson (1966) Director since 2010(1)
Mr. Levenson currently serves as President of The Hartford Financial Services Group, Inc. (“The Hartford’s”) Wealth Management business. He was appointed to this role in July 2010. Previously, Mr. Levenson served as Executive Vice President of Legacy Holdings for the The Hartford from June 2009 to July 2010. From 2006 to 2009, Mr. Levenson was with Hartford Life Insurance K.K. where he served as President and CEO from 2007 to 2009. He served as Managing Director of Hartford Investment Management Company from 2005 to 2006. Additionally, Mr. Levenson serves as Executive Vice President of The Hartford and as President, Director and CEO of Hartford Life Insurance Company (“Hartford Life”) and Hartford Life, Inc. (“HL Inc.”).

(1)	Mr. Levenson became a Director of the Fund effective August 4, 2010 replacing John C. Walters who resigned as a Director of the Fund effective July 30, 2010.

Lowndes A. Smith (1939) Director since 1996 (MF) and 2002 (MF2), Co-Chairman of the Investment Committee
Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of HL, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance, Symetra Financial and as a Managing Director of Whittington Gray Associates.

Other Officers

Robert M. Arena, Jr.(2) (1968) President and Chief Executive Officer since 2009 (served as Vice President of the Fund (2006-2009))
Mr. Arena serves as Executive Vice President of Hartford Life. Additionally, Mr. Arena is Senior Vice President and Director of Hartford Administrative Services Company, (“HASCO”), Manager of Hartford Investment Financial Services, LLC (“HIFSCO”) and Manager of HL Advisors. Mr. Arena joined The Hartford in 2004.

(2)
Mr. James E. Davey replaced Mr. Robert M. Arena, Jr. as President and Chief Executive Officer of the Fund effective November 4, 2010. James E. Davey (1964) President and Chief Executive Officer since 2010 Mr. Davey serves as Executive Vice President of Hartford Life. Additionally, Mr. Davey serves as President, Chief Executive Officer and Manager of HIFSCO and President, Chief Executive Officer and Manager of HL Advisors. Mr. Davey joined The Hartford in 2002.

Tamara L. Fagely (1958) Vice President, Treasurer and Controller since 2002 (MF) 1993 (MF2)
Ms. Fagely has been a Vice President of HASCO since 1998 and Chief Financial Officer since 2006. Currently Ms. Fagely is a Vice President of Hartford Life. She served as Assistant Vice President of Hartford Life from December 2001 through March 2005. In addition, Ms. Fagely is Controller and Chief Financial Officer of HIFSCO.

Brian Ferrell (1962) AML Compliance Officer since 2008
Mr. Ferrell has served as Assistant Vice President and AML Compliance Officer for The Hartford since 2006, and as AML Compliance Officer for HASCO and Hartford Investor Services Company, LLC (“HISC”) since 2008. Prior to joining The Hartford in 2006, Mr. Ferrell held various positions at the U.S. Department of the Treasury (the “Treasury”) from 2001 to 2006, where he served as Chief Counsel for the Treasury’s Financial Crimes Enforcement Network from 2005-2006.

26

Dr. Robert J. Froehlich (1953) Senior Managing Director since 2009
Dr. Froehlich joined The Hartford as Senior Managing Director in September 2009. Prior to joining The Hartford, Dr. Froehlich served as Vice Chairman of Deutsche Asset Management from 1997-2009.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2005
Mr. Macdonald serves as Assistant Vice President of Hartford Life and Chief Legal Officer and Vice President of HIFSCO. He also serves as Vice President and Secretary of HASCO, and Chief Legal Officer, Secretary and Vice President of HL Advisors. Mr. Macdonald joined The Hartford in 2005.

Vernon J. Meyer (1964) Vice President since 2006
Mr. Meyer serves as Senior Vice President of Hartford Life. He also serves as Senior Vice President of HIFSCO and HL Advisors. Mr. Meyer joined The Hartford in 2004.

Colleen B. Pernerewski (1969) Vice President and Chief Compliance Officer since 2010
Ms. Pernerewski serves as Vice President and Chief Investment Advisor Compliance Officer of HIFSCO and as Chief Compliance Officer of HL Advisors. Ms. Pernerewski joined The Hartford in 2005 from Travelers Life and Annuity where she served as Counsel (2004-2005). Prior to Travelers Life and Annuity, Ms. Pernerewski held the position of Counsel at The Hartford (1998-2004).

D. Keith Sloane (1960) Vice President since 2009
Mr. Sloane is a Senior Vice President of Hartford Life. Additionally, Mr. Sloane currently serves as Senior Vice President of HIFSCO, HL Advisors, and HASCO. Prior to joining The Hartford in 2007, Mr. Sloane was Director of product marketing and led the mutual fund business for Wachovia Securities (“Wachovia”) in their investment products group. Mr. Sloane joined Wachovia in 1995.

Jane Wolak (1961) Vice President since 2009
Ms. Wolak currently serves as Vice President of Hartford Life. Ms. Wolak joined Hartford Life as Vice President, Retail Product Services in May 2007. She is also Vice President of HASCO. Previously, Ms. Wolak was with Sun Life Financial where she held the position of Vice President, Service Center Operations from 2001-2007.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and a record of how the Fund voted any proxies for the twelve-month period ended June 30, 2010 is available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

27

The Hartford Value Fund
Federal Tax Information (Unaudited)

The information set forth below is for the Fund’s fiscal year as required by federal tax law. Shareholders, however, must report distributions on a calendar year basis for income tax purposes which may include distributions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in early 2011. Shareholders may wish to consult a tax advisor on how to report distributions for state and local purposes.

DRD*	100.00%
QDI†	100.00%

*	Income distributions, taxable as dividend income which qualify for deduction by corporations.
†
For the fiscal year ended October 31, 2010, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate ordinary distributions declared as taxed at a maximum rate of 15%.

Detailed below are the per share distributions made for the fiscal year ended October 31, 2010.

		Short-Term	Long-Term
	Income	Capital Gain	Capital Gain	Total
Class A	0.077	N/A	N/A	0.077
Class B	0.013	N/A	N/A	0.013
Class C	0.014	N/A	N/A	0.014
Class I	0.118	N/A	N/A	0.118
Class R3	0.081	N/A	N/A	0.081
Class R4	0.105	N/A	N/A	0.105
Class R5	0.121	N/A	N/A	0.121
Class Y	0.126	N/A	N/A	0.126

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

28

The Hartford Value Fund
Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (CDSC) (2) ongoing costs including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of April 30, 2010 through October 31, 2010.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
			Expenses paid			Expenses paid		Days in
			during the period			during the period		the	Days
	Beginning	Ending Account	April 30, 2010	Beginning	Ending Account	April 30,	Annualized	current	in the
	Account Value	Value	through	Account Value	Value	2010 through	expense	1/2	full
	April 30, 2010	October 31, 2010	October 31, 2010	April 30, 2010	October 31, 2010	October 31, 2010	ratio	year	year
Class A	$1,000.00	$975.55	$6.12	$1,000.00	$1,019.00	$6.26	1.23%	184	365
Class B	$1,000.00	$972.13	$10.04	$1,000.00	$1,015.02	$10.26	2.02	184	365
Class C	$1,000.00	$972.13	$9.69	$1,000.00	$1,015.38	$9.91	1.95	184	365
Class I	$1,000.00	$974.93	$4.18	$1,000.00	$1,020.97	$4.28	0.84	184	365
Class R3	$1,000.00	$974.51	$7.22	$1,000.00	$1,017.90	$7.37	1.45	184	365
Class R4	$1,000.00	$975.91	$5.68	$1,000.00	$1,019.46	$5.80	1.14	184	365
Class R5	$1,000.00	$977.72	$4.24	$1,000.00	$1,020.92	$4.33	0.85	184	365
Class Y	$1,000.00	$978.18	$3.69	$1,000.00	$1,021.48	$3.77	0.74	184	365

29

The Hartford Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and approve the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 3-4, 2010, the Board of Directors (the “Board”) of The Hartford Value Fund (the “Fund”), including each of the Independent Directors, unanimously voted to approve the continuation of the Fund’s investment management agreement with Hartford Investment Financial Services, LLC (“HIFSCO”) and the continuation of the investment sub-advisory agreement between HIFSCO and the Fund’s sub-adviser Wellington Management Company, LLP (“Sub-adviser,” and together with HIFSCO, “Advisers”) (collectively, the “Agreements”).

In the months preceding the August 3-4, 2010 meeting, the Board requested, received, and reviewed written responses from the Advisers to questions posed to them on behalf of the Independent Directors and supporting materials relating to those questions and responses. The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the annual approval of the Agreements at the Board’s meetings held on June 22-23, 2010 and August 3-4, 2010. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by the Advisers, and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO at the Board’s meetings on June 22-23, 2010 and August 3-4, 2010 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged two service providers to assist them with evaluating the Agreements with respect to the Fund. Lipper Inc. (“Lipper”), an independent provider of investment company data, was retained to provide the Board with reports on how the Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consulting firm (the “Consultant”) to assist them in evaluating the Fund’s management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement.

In determining to continue the Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate and through the exercise of their reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. A more detailed discussion of the factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent And Quality Of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent, and quality of the services provided to the Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Fund, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Fund. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to improve services to the Fund. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information on each Adviser’s compliance policies and procedures, compliance history, and a report from the Fund’s Chief Compliance Officer on each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators. The Board also noted the Advisers’ support of the Fund’s compliance control structure, particularly the resources devoted by the Advisers in support of the Fund’s obligations pursuant to Rule 38a-1 under the 1940 Act.

30

With respect to HIFSCO, the Board noted that under the Agreements, HIFSCO is responsible for the management of the Fund, including overseeing fund operations and service providers and provides administration services to the Fund as well as investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HIFSCO’s ongoing monitoring of people, process and performance, including its ongoing commitment to review and rationalize The Hartford Fund Family’s product line-up. The Board considered that HIFSCO or its affiliates are responsible for providing the Fund’s officers and paying their salaries and expenses.

With respect to the Sub-adviser, who provides day-to-day portfolio management services, the Board considered the quality of the Fund’s portfolio managers, the Sub-adviser’s other investment personnel, its investment philosophy and process, investment research capabilities and resources, performance record, trade execution capabilities and experience. The Board considered the experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers, and the Sub-adviser’s method for compensating the portfolio managers.

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by HIFSCO and the Sub-adviser.

Performance of the Fund and the Advisers

The Board considered the investment performance of the Fund. In this regard, the Board reviewed the performance of the Fund over different time periods presented in the materials and evaluated HIFSCO’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Lipper comparing the investment performance of the Fund to an appropriate benchmark and universe of peer funds. The Board noted that the performance of the Fund was within expectations.

The Board considered the detailed investment analytics reports provided by The Hartford’s Investment Advisory Group throughout the year. These reports include, among other things, information on the Fund’s gross and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group, various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of the Fund at periodic meetings throughout the year. The Board also considered the analysis provided by the Consultant relating to the Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HIFSCO’s and the Sub-adviser’s overall capabilities to manage the Fund.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HIFSCO’s cost to provide investment management and related services to the Fund and HIFSCO’s profitability, both overall and for the Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HIFSCO and its affiliates from all services provided to the Fund and all aspects of their relationship with the Fund. The Board also requested and received information relating to the operations and profitability of the Sub-adviser.

The Board considered the Consultant’s review of the profitability calculations utilized by HIFSCO in connection with the continuation of the investment management agreement. In this regard, the Consultant reported that The Hartford’s process for calculating and reporting Fund profitability is reasonable, sound and well within common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Fund would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered comparative information with respect to the investment management fees to be paid by the Fund to HIFSCO, the investment sub-advisory fees to be paid by HIFSCO to the Sub-adviser, and the total expense ratios of the Fund. In this regard, the Board requested and reviewed information from HIFSCO and the Sub-adviser relating to the management and

31

The Hartford Value Fund
Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

sub-advisory fees, and total operating expenses for the Fund. The Board also reviewed information from Lipper comparing the Fund’s contractual management fees, actual management fees and overall expense ratios, relative to a group of funds selected by Lipper, in consultation with the Consultant, and a broader universe of funds selected by Lipper.  The Board considered that HIFSCO had recently: (i) permanently reduced the Fund’s contractual management fee by 0.10% on the first $1 billion of assets and 0.05% for assets over $1 billion; and (ii) lowered the contractual expense limitations for the Fund’s Class A, Class B, Class C, and Class I shares by 0.15% and Class R3, Class R4, Class R5, and Class Y shares by 0.20%. The Board also considered that, until June 30, 2011, HIFSCO had agreed to: (i) waive 0.05% of its management fee; and (ii) lower the contractual expense limitations on each class of the Fund’s shares by 0.05%.

While the Board recognized that comparisons between the Fund and peer funds are imprecise, given the differing service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Lipper assisted the Board in evaluating the reasonableness of the Fund’s management fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to the Fund’s management and sub-advisory fees and total operating expenses.

Based on these considerations, the Board concluded that the Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board requested and considered information regarding the Advisers’ realization of economies of scale with respect to the Fund, and whether the fee levels reflect these economies of scale for the benefit of the Fund’s investors. With respect to HIFSCO, the Board considered representations from HIFSCO that it is difficult to anticipate whether and to what extent economies may be realized by HIFSCO as assets grow over time. The Board reviewed the breakpoints in the advisory fee schedule for the Fund, which reduces fees as Fund assets grow over time. The Board recognized that a fund with assets beyond the last breakpoint level will continue to benefit from economies of scale, because additional assets are charged the lowest breakpoint fee, resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce the Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders, and that a schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Lipper showing how management fee schedules of peer funds reflect economies of scale for the benefit of investors as a peer fund’s assets hypothetically increase over time. Based on information provided by HIFSCO, Lipper, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints, or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of the Fund’s shareholders, based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in Fund assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Fund.

The Board reviewed information noting that Hartford Life, Inc. (“Hartford Life”) an affiliate of HIFSCO, receives fees for fund accounting and related services from the Fund, and the Board considered information on expected profits to Hartford Life or its affiliates for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Fund’s transfer agent and an affiliate of HIFSCO, receives transfer agency compensation from the Fund, and the Board reviewed information on the expected profitability of the Fund’s transfer agency function to HASCO. The Board considered information provided by HASCO indicating that the transfer agent fees charged by HASCO to the Fund were fair and reasonable based on publicly available information.

32

The Board also considered that, as principal underwriter of the Fund, HIFSCO receives 12b-1 fees from the Fund and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HIFSCO distribute shares of the Fund and receive compensation in that connection.

The Board considered benefits to the Sub-adviser from its use of the Fund’s brokerage commissions to obtain soft dollar research, and representations from HIFSCO and the Sub-adviser that the Sub-adviser would not make any revenue-sharing payments or any other type of distribution payments to HIFSCO or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in the Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HIFSCO’s efforts to provide investors in the family with a broad range of investment styles and asset classes and its entrepreneurial risk in initiating new funds to expand these opportunities for shareholders.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

33

This information is written in connection with the promotion or marketing of the matter(s) addressed in this material. The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

You should carefully consider investment objectives, risks, and charges and expenses of The Hartford Mutual Funds before investing. This and other information can be found in the Fund’s prospectus or summary prospectus, which can be obtained from your investment representative or by calling 888-843-7824. Please read them carefully before you invest or send money.

The Hartford Mutual Funds are underwritten and distributed by Hartford Investment Financial Services, LLC.

“The Hartford” is The Hartford Financial Services Group, Inc., and its subsidiaries.

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to Registrant’s principal executive officer, principal financial officer, and controller, which is attached as an exhibit.

Item 3.  Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Phillip O. Peterson as an Audit Committee Financial Expert.  Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

Mutual Funds N-CSR Item 4 - October 31, 2010

Mutual Funds
		2009	2010

a	Audit Fees	$ 997,500	$ 828,000

b	Audit related fees	$ 41,339	$ 42,119
Audit-related services principally in connection with SEC Rule 17Ad-13 report.

c	Tax Fees	$ 242,821	$ 186,031

d	All other fees	$ -	$ -

e (1)		A copy of the Audit Committee's pre-approval policies and procedures is attached as an exhibit.

e (2)	subject to pre approvel
One Hundred percent of the services described in items 4(b)through 4(d) were approved in accordance with the Audit Committee's Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X

f	hours
None of the hours expended on the principal accountant's engagement to audit the Registrant's financial statements for the year ended October 31, 2010, were attributed to work performed by persons other than the principal accountant's full-time employees.

g	Non audit fees	$ 1,246,609	$ 1,284,878

h
The registrant's Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this Annual filing.

Item 6. Schedule of Investments

The Schedule of Investments is included as part of the Annual report filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the Registrant's Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report, the Disclosure Controls and Procedures are effectively designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the date of this report, including ensuring that information required to be disclosed in the report is accumulated and communicated to the Registrant's management, including the Registrant's officers, as appropriate, to allow timely decisions regarding required disclosure.

(b)
There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant’s last fiscal half year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

11(a) (2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(b)	Section 906 certification.

12(a)(1)	Code of Ethics

12(a)(2)	Audit Committee Pre-Approval Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS, INC.

Date: December 14, 2010	By:	/s/ Robert M. Arena
Robert M. Arena
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: December 14, 2010	By:	/s/ Robert M. Arena
Robert M. Arena
Its: President

Date: December 14, 2010	By:	/s/ Tamara L. Fagely
Tamara L. Fagely
Its: Vice President, Controller and Treasurer

EXHIBIT LIST

99.CERT	11(a)(2)	Certifications

(i) Section 302 certification of principal executive officer

(ii) Section 302 certification of principal financial officer

99.906CERT	11(b)	Section 906 certification of principal executive officer and principal financial officer

	12(a)(1)	Code of Ethics

	12(a)(2)	Audit Committee Pre-Approval Policies and Procedures